UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23305

AMERICAN CENTURY ETF TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	08-31

Date of reporting period:	08-31-2021

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)    Provided under separate cover.

Annual Report

August 31, 2021

American Century® Diversified Corporate Bond ETF (KORP)
American Century® Diversified Municipal Bond ETF (TAXF)
American Century® Emerging Markets Bond ETF (AEMB)
American Century® Multisector Income ETF (MUSI)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancenturyetfs.com.

Upbeat Backdrop Bolstered Stocks

Global equities and other risk-on assets rallied for the 12-month period, benefiting from ongoing central bank and federal government support. These programs helped sustain investor confidence and bolster the economic landscape, despite ongoing challenges from COVID-19 and the inconsistent lifting of virus-related restrictions.

In general, data on U.S. manufacturing, employment, housing and corporate earnings were upbeat. Additionally, expanding COVID-19 vaccine availability and two federal coronavirus aid packages also helped promote investor optimism. Outside the U.S., economies recovered but at a slower pace. Virus outbreaks and slower vaccine rollouts led to lingering lockdowns in some regions.

Against this backdrop, inflation rose, but central banks remained supportive. In the U.S., where annual consumer inflation hit a 13-year high, the Federal Reserve (Fed) insisted temporary supply chain disruptions and other transient factors were at play. The Fed left interest rates unchanged but hinted it may start hiking rates in 2023, sooner than its previous timetable of 2024.

Despite ongoing pandemic-related challenges, including the emergence of the delta variant of COVID-19, stocks remained in favor and delivered strong 12-month returns. The U.S. generally outperformed other developed markets, as the S&P 500 Index returned more than 31%. Value stocks generally outperformed growth stocks, while small caps significantly outpaced large caps. The broad U.S. Treasury market declined, but credit-sensitive fixed-income securities, including corporate and municipal bonds, delivered gains.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to the spread of the delta variant. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization, and fiscal and monetary policy likely will sway market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Diversified Corporate Bond ETF (KORP)
Total Returns as of August 31, 2021		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	3.08%	4.48%	1/11/2018
Market Price	2.78%	4.49%	1/11/2018
Bloomberg Barclays U.S. Intermediate Corporate Bond Index	1.65%	4.76%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made January 11, 2018

Value on August 31, 2021
Net Asset Value — $11,727

Bloomberg Barclays U.S. Intermediate Corporate Bond Index — $11,844

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Charles Tan, Jason Greenblath, Jeffrey Houston, Gavin Fleischman and Le Tran

Fund Strategy

American Century Diversified Corporate Bond ETF seeks to offer enhanced return potential versus passive capitalization-weighted corporate bond portfolios. The fund employs a holistic approach, emphasizing investment-grade credits, while dynamically allocating a portion of the portfolio to high-yield securities to balance interest rate and credit risk. The fund seeks to maintain a duration range of three to seven years, which we believe should mitigate interest rate risk without sacrificing yield.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specific index. To determine whether to buy or sell a security, we consider several factors, including fund requirements and standards, economic conditions, alternative investments, interest rates and various credit metrics.

Performance Review

The fund returned 2.78% on a market price basis for the 12-month period ended August 31, 2021. On a net asset value (NAV) basis, the fund returned 3.08%. For the same time period, the Bloomberg Barclays U.S. Intermediate Corporate Bond Index, the fund’s benchmark index, returned 1.65%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

High-Yield Investments Boosted Performance

Much of the corporate bond market’s gains occurred early in the reporting period amid a continued recovery from the sharp decline experienced during the pandemic’s onset. Soaring growth expectations through the first part of 2021 also aided the market.

Renewed risk appetites fueled a rise in high-yield bonds, especially in industries tied to the economic reopening, such as lodging and airlines. Sectors benefiting from rallying commodity markets, such as energy and metals and mining, also advanced. Although enthusiasm ebbed through 2021’s summer months, due largely to a resurgence in COVID-19 cases resulting from the delta variant, high-yield bonds outperformed investment-grade issues. The fund’s out-of-index exposure to high-yield securities aided returns.

More specifically, high-yield security selection in the financials sector proved advantageous, lifted by exposure to business development companies, real estate investment trusts (REITs) and life insurance companies. Select high-yield holdings in the airlines, banking, home construction and cable and satellite industries further enhanced results.

As brighter growth outlooks stoked inflation concerns and expectations for higher U.S. Treasury yields through March and April, we exited high-yield securities that had performed well. The market subsequently softened as investors assessed the impact of the delta variant. We added back exposure to airlines, gaming, lodging and leisure issues with appealing risk/reward characteristics.

Investment-Grade Securities Added to Gains

Investments in investment-grade bonds within the financials sector lifted performance, led by REITs, life insurers and finance companies. Strong performance leading to relatively full valuations prompted reductions in select issues, most notably lower-rated investment-grade midstream operators within the energy sector. As strong investor demand steadily drove down yields on existing issues, we found better opportunities among new issues. In particular, acquisition-related financing securities in the health care sector offered attractive valuations.

4

Duration Tempered Returns

Although we started reducing the fund’s duration in late 2020, duration remained longer than index levels when Treasury yields spiked in February and March. This positioning detracted from performance. Rates subsequently retreated from March peaks. At period-end, we maintained a modestly conservative duration, given unusually low Treasury yields.

Portfolio Positioning

Looking ahead, we anticipate the economic recovery to continue, but the path may be choppy. We still believe rates will generally trend higher, and we’ve conservatively positioned the fund’s duration with a shorter profile.

Our economic outlook also prompted us to add to COVID-19-sensitive holdings when they dipped late in the period. Accordingly, we increased existing exposures or established new stakes in the airlines, travel, lodging and energy industries.

From a quality perspective, we don’t believe higher-rated securities offer enough value to offset the higher level of event risk, given their broadly elevated prices. Furthermore, we believe solid corporate fundamentals will help keep default rates near historically low levels. As a result, we ended the period with an overweight position relative to the index in BBB-rated securities and underweight positions in higher-rated names. We also maintained our out-of-index allocation to high-yield securities at the high end of our target range.

5

Fund Characteristics

AUGUST 31, 2021

Diversified Corporate Bond ETF
Types of Investments in Portfolio	% of net assets
Corporate Bonds	97.8%
U.S. Treasury Securities	1.1%
Temporary Cash Investments	0.9%
Temporary Cash Investments - Securities Lending Collateral	1.5%
Other Assets and Liabilities	(1.3)%

6

Performance

Diversified Municipal Bond ETF (TAXF)
Total Returns as of August 31, 2021		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	5.50%	5.87%	9/10/2018
Market Price	5.59%	5.93%	9/10/2018
S&P National AMT-Free Municipal Bond Index	3.24%	5.05%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 10, 2018

Value on August 31, 2021
Net Asset Value — $11,851

S&P National AMT-Free Municipal Bond Index — $11,578

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
7

Portfolio Commentary

Portfolio Managers: Steven Permut, Joseph Gotelli and Alan Kruss

Fund Strategy

American Century Diversified Municipal Bond ETF seeks to provide consistent tax-free income. As an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specific index, the fund employs a research-driven process to select holdings. The fund draws from across the municipal bond (muni) universe and adjusts exposure depending on prevailing market conditions. We dynamically allocate holdings to investment-grade issues and may include up to 35% in high-yield issues when the risk/reward balance is attractive. In selecting securities, we employ an active, time-tested process designed to identify attractive issues with low default risk, aiming to align risk exposures with our highest-conviction ideas.

Performance Review

The fund returned 5.59% on a market price basis for the 12 months ended August 31, 2021. On a net asset value (NAV) basis, the fund returned 5.50%. For the same time period, the S&P National AMT-Free Municipal Bond Index, the fund’s benchmark index, returned 3.24%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Fiscal Aid, Investor Demand Bolstered Performance

Much of the muni market’s gains occurred early in the reporting period amid a continued recovery from the sharp decline experienced during the pandemic’s onset. Sustained investor demand, fueled in part by the possibility of higher tax rates from the Biden administration, aided the market. Also, massive fiscal spending, including nearly $1 trillion in aid to municipal issuers, provided a steady tailwind for municipal bonds. Our investments in sectors that we believed had been unfairly punished proved advantageous as valuations improved.

Notably, overweight positions relative to the index in student housing, hospital, continuing care retirement communities (CCRC), corporate munis and multifamily housing bonds supplied a lift. An underweight stake in prerefunded bonds also proved advantageous, although overweight positions in special tax and toll bonds diminished returns.

Higher-Yielding Bonds and Security Selection Enhanced Results

BBB-rated and out-of-index high-yield positions contributed significantly to fund performance as investors clamored for yield in the low-rate environment. As rates moderated and volatility declined later in the period, we reduced exposure to riskier bonds, although we maintained a selective overweight.

Our security selection contributed to relative performance, led by investments in special tax securities and state and local general obligation bonds. However, underperformance among holdings in the hospital, water and sewer and public power sectors offset some of those gains.

The contribution from duration was flat during the period, seemingly mirroring the minimal move in muni yields between the start of the period and its end. Yet, over the course of the period, we shifted our exposure from a solid overweight to a modest underweight, which we believe positions us well for the coming quarters.

Portfolio Positioning

By period-end, the municipal bond market had essentially fully recovered from the COVID-19 setback, and valuations resembled 2019 levels. Because the current fundamental backdrop is much healthier than it was in 2019, investor sentiment is generally more positive. Nonetheless, we’re guarded, given the possibility that investors may look at munis as richly valued, relative to other bonds, and rotate out of the asset class for other opportunities.
8

Against this backdrop, we remain positive on municipal credit fundamentals but are wary about duration. We believe rates will head higher, which will likely result in increased volatility. Therefore, as we exited select holdings that gained considerably from 2020 lows, we reduced the fund’s duration and its exposure to higher-risk securities.

For example, we reduced our stake in tobacco securities as we upped our exposure to the health care sector by focusing on CCRC and hospital bonds. As COVID-19-related restrictions fade, we anticipate CCRC occupancy rates will improve amid restarted marketing activities. Meanwhile, many hospitals avoided negative rating impacts during the worst of COVID-19 crisis and appear attractive.

More broadly, Congress is considering a $1 trillion infrastructure bill and a $3.5 trillion social programs bill in the coming months. We believe the potential upside of such new fiscal spending is limited, but related event risks are elevated. We also know from past experience that valuations can hold at high levels for an extended period, especially given the tax protection munis offer. But we’re cognizant of potential downsides and have continued to rely on fundamental credit research as we monitor developments.
9

Fund Characteristics

AUGUST 31, 2021

Diversified Municipal Bond ETF
Types of Investments in Portfolio	% of net assets
Municipal Securities	94.3%
Temporary Cash Investments	5.2%
Other Assets and Liabilities	0.5%

Top Five States and Territories	% of net assets
California	11.0%
Texas	9.7%
New York	9.0%
Illinois	6.1%
Florida	5.5%

Top Five Sectors	% of fund investments
Special Tax	14%
Hospital	9%
General Obligation (GO) - State	9%
General Obligation (GO) - Local	9%
Water & Sewer	9%
10

Performance

Emerging Markets Bond ETF (AEMB)
Total Returns as of August 31, 2021	Since Inception	Inception Date
Net Asset Value	0.95%	6/29/2021
Market Price	0.92%	6/29/2021
JP Morgan EMBI Global Diversified Index	1.47%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Total Annual Fund Operating Expenses
0.39%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
11

Portfolio Commentary

Portfolio Managers: John Lovito, Thomas Youn and Alessandra Alecci

Fund Strategy

American Century Emerging Markets Bond ETF seeks to offer enhanced yield potential versus passive capitalization-weighted emerging markets bond portfolios. The fund employs a holistic approach, emphasizing sovereign credits, or bonds issued by national governments, while dynamically allocating a portion of the portfolio to corporate securities. The fund integrates fundamental research, quantitative analysis and qualitative assessments. This process considers multiple inputs, such as macroeconomic factors and issuer analysis, in a systematically managed portfolio that includes investment-grade and high-yield securities. The fund strives to mitigate foreign securities risk, emerging markets risk, currency risk and sovereign debt risk, while seeking to balance interest rate risk and credit risk.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specific index. To determine whether to buy or sell a security, we consider several factors, including fund requirements and standards, economic conditions, alternative investments, interest rates and various credit metrics.

Performance Review

The fund returned 0.92%* on a market price basis for the limited period since inception on June 29, 2021, through August 31, 2021. On a net asset value (NAV) basis, the fund returned 0.95%. For the same time period, the JPMorgan EMBI Global Diversified Index, the fund’s benchmark index, returned 1.47%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

High-Yield Investments Generally Hindered Performance

A risk-averse mindset prevailed in the markets for much of the abbreviated period. COVID-19 case levels surged on the delta variant’s spread and prompted reductions in global growth expectations. Although riskier securities recovered somewhat late in the period, the fund’s out-of-index allocation to high-yield bonds, which we largely established as the downturn began, weighed on relative returns.

More specifically, exposure to Brazilian sovereign bonds hurt results, as the country’s COVID-19 response, significant political turmoil and a sharp rise in inflation pressured valuations. We’re monitoring the situation carefully. We’re similarly cautious on lagging investments in El Salvador, where the adoption of bitcoin as legal tender threw future International Monetary Fund support into question. Among corporate holdings, oil and gas sector securities lagged amid retreating oil prices.

Colombian Exposure Advantageous

Our stake in Colombian sovereigns boosted relative returns. Colombia has experienced a rebound in economic activity amid tax reform efforts and moves to rein in its deficit. Among corporates, investments in the consumer sector, notably among protein producers in Ukraine and Brazil, aided performance. Security selection in the metals and mining sector also enhanced relative results.

*Total returns for periods less than one year are not annualized.
12

Portfolio Positioning

Looking ahead, we believe stabilizing or declining COVID-19 cases, rising vaccination rates and a decoupling from developed markets’ outlooks will bolster emerging markets growth expectations. More specifically, we’re optimistic about Asian markets except for China, which has seen downward revisions in growth expectations. We also have a positive view of Latin American countries outside of Brazil, where posturing around the 2022 presidential election has already begun.

Given our outlook for improving growth and a weaker U.S. dollar, we anticipate high-yield sovereign bonds will offer compelling value in the coming quarters. Egypt is one example. Egypt’s government is strongly committed to economic reforms and fiscal consolidation, while the resumption of tourism and foreign direct investment stands to bolster the economy.

We also believe the high-yield corporate space offers attractive opportunities. We’re emphasizing commodity focused sectors, such as oil and gas and metals and mining, and select utilities and industrial sector names. Generally, we favor corporates with BB and B credit ratings and select BBB-rated securities, which we believe offer better value than higher-quality securities.
13

Fund Characteristics

AUGUST 31, 2021

Emerging Markets Bond ETF
Types of Investments in Portfolio	% of net assets
Corporate Bonds	58.2%
Sovereign Governments and Agencies	35.8%
Preferred Stocks	2.1%
Temporary Cash Investments	2.8%
Other Assets and Liabilities	1.1%
14

Performance

Multisector Income ETF (MUSI)
Total Returns as of August 31, 2021	Since Inception	Inception Date
Net Asset Value	0.75%	6/29/2021
Market Price	0.78%	6/29/2021
Bloomberg Barclays U.S. Aggregate Bond Index	1.01%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Total Annual Fund Operating Expenses
0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
15

Portfolio Commentary

Portfolio Managers: Charles Tan, Jason Greenblath and Jeffrey Houston

Fund Strategy

American Century Multisector Income ETF seeks to balance interest rate and credit risk in pursuit of attractive income and total return. The fund strives for less interest rate sensitivity than typical core or core plus bond portfolios. Portfolio managers tactically adjust sector exposures and credit quality in an effort to enhance yield and reduce risk.

The fund may invest in U.S. and non-U.S. bond markets, including investment-grade corporate, high-yield corporate, emerging markets debt and securitized credit. Portfolio managers have the flexibility to invest in below investment-grade securities to assist in generating income. The portfolio managers apply fundamental, bottom-up research to select securities. Comprehensive risk measurement, modeling and attribution analysis help set position sizing and provide risk-management guidance.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specific index. To determine whether to buy or sell a security, we consider several factors, including fund requirements and standards, economic conditions, alternative investments, interest rates and various credit metrics.

Performance Review

The fund returned 0.78%* on a market price basis for the period from the fund’s inception on June 29, 2021, through August 31, 2021. On a net asset value (NAV) basis, the fund returned 0.75%. For the same time period, the Bloomberg Barclay’s U.S. Aggregate Bond Index, the fund’s benchmark index, returned 1.01%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Corporate Securities Aided Performance

The fund launched in late June, amid a surge in COVID-19’s delta variant and new restrictions in some regions. This development pushed U.S. Treasury yields lower and prompted investors to recalibrate their economic growth outlooks. Credit spreads widened, particularly among sectors sensitive to the pandemic.

We viewed spread widening as an opportunity to add risk exposure to the fund. We purchased corporate bonds in the airline and other travel-related industries, where valuations appeared attractive. We also found value in the high-yield corporate sector and boosted the fund’s exposure close to its maximum target allocation.

As the summer progressed, concerns about the delta variant and its impact on growth subsided. Credit spreads narrowed, and Treasury yields climbed slightly higher. Against this backdrop, our high-yield corporate bonds were top contributors to the fund’s performance for the period. In particular, our exposure to BB-rated real estate investment trusts (REITs), including a movie theater REIT benefiting from the economic reopening, and metals and mining holdings contributed. Investment-grade corporates in the finance sector also boosted results.

*Total returns for periods less than one year are not annualized.
16

Securitized Holdings Lifted Results

In addition to investment-grade and high-yield corporates, we diversified the portfolio with investments in securitized securities, emerging markets bonds and preferred securities. Within the securitized sector, we found attractive opportunities among asset-backed securities (ABS), non-agency collateralized mortgage obligations and lower credit-quality collateralized loan obligations (CLOs). Within the ABS sector, our position in aircraft leasing companies delivered upbeat results. Spread tightening and falling default rates in the CLO sector also aided performance.

Emerging markets securities, including corporate positions in Brazil and Mexico and a sovereign holding in Turkey, also contributed to results.

Portfolio Positioning

Looking ahead, we anticipate the economic recovery to continue, but the path may be choppy. We believe rates will generally move higher, albeit slowly, and we’ve positioned the fund with a relatively short duration.

We have continued to find value in the high-yield corporate sector, and we expect to lift the fund’s allocation if spreads widen. We believe corporate fundamentals will continue to improve, highlighting the value among rising stars, or BB-rated securities poised for a potential ratings upgrade to investment-grade status. We have found such opportunities in the telecommunications, commodity and energy sectors.

Within the securitized sector, we have reduced exposure to housing-related securities in favor of holdings with better risk-adjusted return potential, including ABS and CLOs. Within our emerging markets allocation, we reduced exposure to China and remain cautious, given recent government measures against select industries. Our exposure to investment-grade corporates has remained relatively low, given tight valuations in that market segment. We also have maintained a small position in hybrid securities, which we may increase if rates rise or the equity markets sell off.
17

Fund Characteristics

AUGUST 31, 2021

Multisector Income ETF
Types of Investments in Portfolio	% of net assets
Corporate Bonds	58.5%
Collateralized Loan Obligations	11.7%
Preferred Stocks	11.0%
Asset-Backed Securities	8.4%
Collateralized Mortgage Obligations	4.3%
Sovereign Governments and Agencies	3.1%
Commercial Mortgage-Backed Securities	1.1%
Convertible Bonds	0.5%
U.S. Treasury Securities	0.2%
Temporary Cash Investments	2.2%
Other Assets and Liabilities	(1.0)%
18

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2021 to August 31, 2021 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

19

	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Expenses Paid During Period(1) 3/1/21 - 8/31/21	Annualized Expense Ratio(1)
Diversified Corporate Bond ETF
Actual	$1,000	$1,018.10	$1.48	0.29%
Hypothetical	$1,000	$1,023.74	$1.48	0.29%
Diversified Municipal Bond ETF
Actual	$1,000	$1,030.80	$1.48	0.29%
Hypothetical	$1,000	$1,023.74	$1.48	0.29%
Emerging Markets Bond ETF
Actual	$1,000	$1,009.50	$0.69(2)	0.39%
Hypothetical	$1,000	$1,023.24	$1.99	0.39%
Multisector Income ETF
Actual	$1,000	$1,007.50	$0.62(2)	0.35%
Hypothetical	$1,000	$1,023.44	$1.79	0.35%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 64, the number of days in the period from June 29, 2021 (fund inception) through August 31, 2021, divided by 365, to reflect the period. Had the fund been available for the full period, the expenses paid during the period would have been higher.
20

Schedules of Investments

AUGUST 31, 2021

Diversified Corporate Bond ETF
	Principal Amount	Value
CORPORATE BONDS — 97.8%
Aerospace and Defense — 1.6%
Boeing Co. (The), 2.20%, 2/4/26	$784,000	$787,219
Boeing Co. (The), 3.625%, 2/1/31	612,000	664,509
Howmet Aerospace, Inc., 3.00%, 1/15/29(1)	1,000,000	1,021,295
		2,473,023
Air Freight and Logistics — 0.3%
GXO Logistics, Inc., 2.65%, 7/15/31(2)	452,000	459,286
Airlines — 2.0%
Air Canada, 3.875%, 8/15/26(2)	700,000	704,375
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(2)	598,000	631,039
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.50%, 10/20/25(2)	320,000	343,345
United Airlines Pass Through Trust, 4.875%, 7/15/27	715,636	754,213
United Airlines, Inc., 4.625%, 4/15/29(2)	653,000	678,320
		3,111,292
Automobiles — 2.8%
Daimler Finance North America LLC, 0.75%, 3/1/24(2)	1,150,000	1,153,391
Ford Motor Credit Co. LLC, 2.90%, 2/16/28	260,000	259,386
General Motors Co., 4.20%, 10/1/27	1,000,000	1,120,582
General Motors Financial Co., Inc., 2.70%, 8/20/27(3)	596,000	622,614
General Motors Financial Co., Inc., 2.70%, 6/10/31	458,000	465,943
Toyota Motor Credit Corp., MTN, 1.90%, 4/6/28(3)	565,000	579,905
		4,201,821
Banks — 16.1%
Bank of America Corp., MTN, 4.18%, 11/25/27	530,000	596,044
Bank of America Corp., MTN, VRN, 3.82%, 1/20/28(3)	1,000,000	1,114,907
Bank of America Corp., MTN, VRN, 2.09%, 6/14/29	690,000	700,297
Bank of America Corp., MTN, VRN, 2.88%, 10/22/30	320,000	339,118
Bank of America Corp., VRN, 3.42%, 12/20/28	740,000	813,474
Bank of America Corp., VRN, 2.30%, 7/21/32	1,000,000	1,006,555
Bank of Nova Scotia (The), 1.35%, 6/24/26(3)	330,000	332,585
Barclays plc, 5.20%, 5/12/26	900,000	1,036,283
BNP Paribas SA, VRN, 4.375%, 3/1/33(2)	570,000	633,369
BPCE SA, 4.50%, 3/15/25(2)	650,000	719,135
Citigroup, Inc., VRN, 0.98%, 5/1/25	735,000	738,517
Citigroup, Inc., VRN, 3.52%, 10/27/28	1,165,000	1,281,400
Discover Bank, VRN, 4.68%, 8/9/28	775,000	824,336
HSBC Holdings plc, VRN, 1.59%, 5/24/27	1,495,000	1,500,884
Huntington Bancshares, Inc., 4.35%, 2/4/23	959,000	1,009,112
Huntington Bancshares, Inc., VRN, 2.49%, 8/15/36(2)	410,000	411,044
Intesa Sanpaolo SpA, 5.71%, 1/15/26(2)	760,000	855,221
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	2,105,000	2,125,667
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29	2,004,000	2,033,201
National Australia Bank Ltd., 2.99%, 5/21/31(2)	580,000	596,356
Natwest Group plc, 5.125%, 5/28/24(3)	424,000	469,715
Santander UK Group Holdings plc, 4.75%, 9/15/25(2)	500,000	562,172
21

Diversified Corporate Bond ETF
	Principal Amount	Value
Societe Generale SA, VRN, 1.79%, 6/9/27(2)	$500,000	$501,218
SVB Financial Group, 2.10%, 5/15/28	363,000	371,118
Truist Bank, VRN, 2.64%, 9/17/29	1,215,000	1,270,293
UniCredit SpA, 3.75%, 4/12/22(2)	780,000	794,778
UniCredit SpA, 4.625%, 4/12/27(2)	565,000	638,185
Wells Fargo & Co., MTN, VRN, 2.39%, 6/2/28	1,320,000	1,377,381
		24,652,365
Beverages — 0.7%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 3.65%, 2/1/26	937,000	1,035,050
Biotechnology — 1.9%
AbbVie, Inc., 2.95%, 11/21/26	1,454,000	1,567,850
Gilead Sciences, Inc., 3.65%, 3/1/26	550,000	606,689
HCRX Investments Holdco LP, 4.50%, 8/1/29(2)	750,000	760,753
		2,935,292
Building Products — 0.2%
Lennox International, Inc., 1.70%, 8/1/27	232,000	233,670
Capital Markets — 6.8%
Bain Capital Specialty Finance, Inc., 2.95%, 3/10/26	414,000	426,181
BlackRock TCP Capital Corp., 2.85%, 2/9/26	267,000	273,410
Blackstone Holdings Finance Co. LLC, 1.625%, 8/5/28(2)	535,000	529,671
Blackstone Secured Lending Fund, 3.65%, 7/14/23	825,000	861,905
Blackstone Secured Lending Fund, 2.75%, 9/16/26	379,000	390,515
Blackstone Secured Lending Fund, 2.125%, 2/15/27(2)	253,000	250,190
Blue Owl Finance LLC, 3.125%, 6/10/31(2)	307,000	308,774
Deutsche Bank AG, VRN, 4.30%, 5/24/28(3)	730,000	756,289
Goldman Sachs Group, Inc. (The), MTN, VRN, 2.38%, 7/21/32	90,000	91,027
Goldman Sachs Group, Inc. (The), VRN, 1.43%, 3/9/27	1,525,000	1,531,449
Goldman Sachs Group, Inc. (The), VRN, 3.69%, 6/5/28	396,000	440,181
Golub Capital BDC, Inc., 2.50%, 8/24/26	434,000	441,720
Morgan Stanley, MTN, VRN, 2.24%, 7/21/32	1,000,000	1,003,082
Morgan Stanley, VRN, 1.59%, 5/4/27	1,000,000	1,009,870
Owl Rock Capital Corp., 3.40%, 7/15/26	18,000	18,848
Owl Rock Technology Finance Corp., 4.75%, 12/15/25(2)	168,000	185,108
Owl Rock Technology Finance Corp., 3.75%, 6/17/26(2)(3)	421,000	447,262
Prospect Capital Corp., 3.36%, 11/15/26	945,000	960,732
UBS Group AG, VRN, 1.49%, 8/10/27(2)	525,000	524,533
		10,450,747
Chemicals — 1.1%
Huntsman International LLC, 4.50%, 5/1/29	292,000	335,047
International Flavors & Fragrances, Inc., 1.83%, 10/15/27(2)	269,000	271,194
LYB International Finance III LLC, 1.25%, 10/1/25	1,080,000	1,081,574
		1,687,815
Commercial Services and Supplies — 0.5%
Sodexo, Inc., 1.63%, 4/16/26(2)	750,000	760,568
Construction and Engineering — 1.2%
Quanta Services, Inc., 2.90%, 10/1/30	1,707,000	1,794,535
Construction Materials — 0.4%
Eagle Materials, Inc., 2.50%, 7/1/31	611,000	616,535
Consumer Finance — 3.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.45%, 4/3/26(3)	800,000	877,940
22

Diversified Corporate Bond ETF
	Principal Amount	Value
Avolon Holdings Funding Ltd., 2.125%, 2/21/26(2)	$793,000	$791,664
Avolon Holdings Funding Ltd., 2.53%, 11/18/27(2)	99,000	98,344
BOC Aviation USA Corp., 1.625%, 4/29/24(2)	510,000	515,535
Capital One Financial Corp., 3.75%, 7/28/26	877,000	971,082
Park Aerospace Holdings Ltd., 5.50%, 2/15/24(2)	35,000	38,424
Synchrony Financial, 4.25%, 8/15/24	1,787,000	1,940,305
		5,233,294
Containers and Packaging — 1.6%
Amcor Flexibles North America, Inc., 2.69%, 5/25/31(3)	583,000	609,299
Berry Global, Inc., 0.95%, 2/15/24(2)	518,000	520,280
Berry Global, Inc., 1.57%, 1/15/26(2)	784,000	791,895
WRKCo, Inc., 3.00%, 9/15/24	537,000	567,788
		2,489,262
Diversified Financial Services — 1.3%
Antares Holdings LP, 2.75%, 1/15/27(2)	255,000	256,297
Block Financial LLC, 2.50%, 7/15/28	540,000	551,772
GE Capital Funding LLC, 4.40%, 5/15/30	1,000,000	1,172,492
		1,980,561
Diversified Telecommunication Services — 3.6%
AT&T, Inc., 1.70%, 3/25/26(3)	1,200,000	1,216,243
AT&T, Inc., 4.35%, 3/1/29	800,000	928,322
British Telecommunications plc, 3.25%, 11/8/29(2)	575,000	607,573
Level 3 Financing, Inc., 4.625%, 9/15/27(2)	408,000	421,260
Telecom Italia SpA, 5.30%, 5/30/24(2)	350,000	380,432
Verizon Communications, Inc., 4.33%, 9/21/28	1,000,000	1,168,680
Verizon Communications, Inc., 1.75%, 1/20/31	795,000	770,685
		5,493,195
Electric Utilities — 2.0%
Duke Energy Carolinas LLC, 2.55%, 4/15/31	564,000	592,180
Duke Energy Corp., 2.55%, 6/15/31	617,000	635,061
NextEra Energy Capital Holdings, Inc., 0.65%, 3/1/23	1,000,000	1,004,195
NRG Energy, Inc., 2.00%, 12/2/25(2)	778,000	795,183
		3,026,619
Electronic Equipment, Instruments and Components — 1.2%
Teledyne Technologies, Inc., 0.95%, 4/1/24	1,083,000	1,084,597
Teledyne Technologies, Inc., 2.25%, 4/1/28(3)	758,000	777,558
		1,862,155
Entertainment — 0.6%
Netflix, Inc., 3.625%, 6/15/25(2)	330,000	354,338
Netflix, Inc., 4.875%, 4/15/28	443,000	518,323
		872,661
Equity Real Estate Investment Trusts (REITs) — 7.9%
Agree LP, 2.00%, 6/15/28	405,000	406,479
Crown Castle International Corp., 3.80%, 2/15/28	888,000	988,627
EPR Properties, 4.95%, 4/15/28	702,000	758,868
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	640,000	734,573
Host Hotels & Resorts LP, 4.00%, 6/15/25	862,000	932,473
Hudson Pacific Properties LP, 3.25%, 1/15/30	500,000	531,976
Lexington Realty Trust, 2.70%, 9/15/30	152,000	156,298
National Health Investors, Inc., 3.00%, 2/1/31	1,133,000	1,123,350
Office Properties Income Trust, 2.65%, 6/15/26	900,000	918,975
23

Diversified Corporate Bond ETF
	Principal Amount	Value
Omega Healthcare Investors, Inc., 3.375%, 2/1/31	$1,319,000	$1,361,744
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 5.875%, 10/1/28(2)	172,000	183,395
Retail Properties of America, Inc., 4.00%, 3/15/25	351,000	375,105
RHP Hotel Properties LP / RHP Finance Corp., 4.75%, 10/15/27(3)	440,000	458,959
Simon Property Group LP, 2.25%, 1/15/32	580,000	575,859
Spirit Realty LP, 3.20%, 1/15/27	129,000	138,113
Spirit Realty LP, 4.00%, 7/15/29	830,000	932,961
STORE Capital Corp., 4.50%, 3/15/28	921,000	1,048,540
Vornado Realty LP, 3.40%, 6/1/31	425,000	444,646
		12,070,941
Food and Staples Retailing — 1.5%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 2/15/23(2)	505,000	520,246
Sysco Corp., 3.30%, 7/15/26	1,573,000	1,712,479
		2,232,725
Health Care Equipment and Supplies — 0.5%
Becton Dickinson and Co., 2.82%, 5/20/30	750,000	794,784
Health Care Providers and Services — 3.9%
Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(2)	444,000	465,665
Centene Corp., 4.25%, 12/15/27	712,000	752,940
Cigna Corp., 1.25%, 3/15/26(3)	916,000	921,710
CVS Health Corp., 1.30%, 8/21/27	1,466,000	1,454,343
Fresenius Medical Care US Finance III, Inc., 1.875%, 12/1/26(2)	740,000	747,380
HCA, Inc., 2.375%, 7/15/31	620,000	620,010
Laboratory Corp. of America Holdings, 1.55%, 6/1/26	1,000,000	1,010,883
		5,972,931
Hotels, Restaurants and Leisure — 0.4%
International Game Technology plc, 4.125%, 4/15/26(2)	200,000	207,960
Marriott International, Inc., 5.75%, 5/1/25	350,000	402,278
		610,238
Household Durables — 0.7%
Meritage Homes Corp., 3.875%, 4/15/29(2)	254,000	270,862
PulteGroup, Inc., 5.00%, 1/15/27	726,000	845,911
		1,116,773
Insurance — 5.3%
American International Group, Inc., 6.25%, 5/1/36(3)	270,000	380,495
Athene Global Funding, 1.45%, 1/8/26(2)(3)	1,488,000	1,500,381
Athene Global Funding, 2.67%, 6/7/31(2)	788,000	808,098
Brighthouse Financial Global Funding, 2.00%, 6/28/28(2)	1,167,000	1,176,697
Equitable Financial Life Global Funding, 1.30%, 7/12/26(2)	530,000	531,542
Equitable Financial Life Global Funding, 1.80%, 3/8/28(2)	992,000	997,174
Global Atlantic Fin Co., 3.125%, 6/15/31(2)	175,000	178,299
Protective Life Global Funding, 1.62%, 4/15/26(2)	715,000	727,952
Sammons Financial Group, Inc., 3.35%, 4/16/31(2)	580,000	604,442
SBL Holdings, Inc., 5.125%, 11/13/26(2)	700,000	782,979
SBL Holdings, Inc., 5.00%, 2/18/31(2)	337,000	362,935
		8,050,994
Internet and Direct Marketing Retail — 0.5%
Amazon.com, Inc., 2.10%, 5/12/31	723,000	741,942
IT Services — 0.2%
MoneyGram International, Inc., 5.375%, 8/1/26(2)	230,000	234,888
24

Diversified Corporate Bond ETF
	Principal Amount	Value
Life Sciences Tools and Services — 0.1%
Thermo Fisher Scientific, Inc., 1.75%, 10/15/28	$100,000	$100,972
Machinery — 0.6%
Westinghouse Air Brake Technologies Corp., 3.20%, 6/15/25	226,000	241,146
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/28	625,000	728,203
		969,349
Media — 4.0%
AMC Networks, Inc., 4.25%, 2/15/29	375,000	372,656
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	645,000	730,209
Comcast Corp., 3.40%, 4/1/30	762,000	847,715
Cox Communications, Inc., 2.60%, 6/15/31(2)	300,000	307,405
CSC Holdings LLC, 5.875%, 9/15/22	709,000	738,246
DISH DBS Corp., 7.75%, 7/1/26	670,000	768,289
Omnicom Group, Inc., 2.60%, 8/1/31	517,000	533,801
Sirius XM Radio, Inc., 5.00%, 8/1/27(2)	347,000	364,350
Sirius XM Radio, Inc., 5.50%, 7/1/29(2)	615,000	674,194
WPP Finance 2010, 3.75%, 9/19/24	677,000	734,552
		6,071,417
Metals and Mining — 1.1%
Freeport-McMoRan, Inc., 4.625%, 8/1/30	661,000	729,579
Steel Dynamics, Inc., 3.45%, 4/15/30	850,000	932,131
		1,661,710
Multi-Utilities — 2.4%
Abu Dhabi National Energy Co. PJSC, 2.00%, 4/29/28(2)(3)	400,000	404,818
Ameren Corp., 1.75%, 3/15/28	750,000	747,269
Ameren Corp., 3.50%, 1/15/31	274,000	303,436
CenterPoint Energy, Inc., 4.25%, 11/1/28	550,000	633,631
CenterPoint Energy, Inc., 2.65%, 6/1/31	222,000	230,771
NiSource, Inc., 3.49%, 5/15/27	644,000	710,939
WEC Energy Group, Inc., 1.375%, 10/15/27	688,000	680,609
		3,711,473
Multiline Retail — 0.1%
Nordstrom, Inc., 4.25%, 8/1/31(3)	178,000	185,471
Oil, Gas and Consumable Fuels — 6.1%
BP Capital Markets America, Inc., 3.94%, 9/21/28	1,079,000	1,230,689
Diamondback Energy, Inc., 0.90%, 3/24/23	785,000	785,012
Diamondback Energy, Inc., 3.50%, 12/1/29	777,000	837,618
Energy Transfer LP, 3.60%, 2/1/23	1,018,000	1,053,016
Energy Transfer LP, 5.25%, 4/15/29	825,000	972,687
Flex Intermediate Holdco LLC, 3.36%, 6/30/31(2)	725,000	742,876
Hess Corp., 3.50%, 7/15/24(3)	346,000	366,104
HollyFrontier Corp., 2.625%, 10/1/23	125,000	129,072
Sabine Pass Liquefaction LLC, 5.875%, 6/30/26	808,000	954,372
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30	833,000	902,544
Williams Cos., Inc. (The), 4.55%, 6/24/24	1,180,000	1,292,819
		9,266,809
Pharmaceuticals — 2.6%
Bausch Health Cos., Inc., 4.875%, 6/1/28(2)	500,000	514,375
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(2)	500,000	530,625
Royalty Pharma plc, 1.20%, 9/2/25	1,469,000	1,465,898
25

Diversified Corporate Bond ETF
	Principal Amount	Value
Utah Acquisition Sub, Inc., 3.95%, 6/15/26	$687,000	$761,894
Viatris, Inc., 1.65%, 6/22/25(2)	600,000	609,859
		3,882,651
Real Estate Management and Development — 0.8%
Essential Properties LP, 2.95%, 7/15/31	500,000	504,483
Realogy Group LLC / Realogy Co-Issuer Corp., 4.875%, 6/1/23(2)	743,000	774,429
		1,278,912
Road and Rail — 2.3%
Ashtead Capital, Inc., 1.50%, 8/12/26(2)	400,000	399,191
DAE Funding LLC, 1.55%, 8/1/24(2)	400,000	399,700
DAE Funding LLC, 2.625%, 3/20/25(2)	527,000	538,416
DAE Funding LLC, 3.375%, 3/20/28(2)	295,000	306,060
Norfolk Southern Corp., 2.30%, 5/15/31	520,000	532,955
Triton Container International Ltd., 1.15%, 6/7/24(2)	1,070,000	1,071,123
Union Pacific Corp., 2.375%, 5/20/31	318,000	328,875
		3,576,320
Semiconductors and Semiconductor Equipment — 1.7%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.875%, 1/15/27	575,000	634,992
Microchip Technology, Inc., 4.25%, 9/1/25	1,065,000	1,123,139
Qorvo, Inc., 4.375%, 10/15/29	259,000	287,490
Qorvo, Inc., 3.375%, 4/1/31(2)	83,000	88,482
Skyworks Solutions, Inc., 1.80%, 6/1/26	442,000	449,336
		2,583,439
Software — 0.7%
salesforce.com, Inc., 1.50%, 7/15/28	536,000	538,267
VMware, Inc., 4.50%, 5/15/25	500,000	558,284
		1,096,551
Specialty Retail — 0.6%
AutoNation, Inc., 1.95%, 8/1/28	400,000	397,948
Lowe's Cos., Inc., 2.625%, 4/1/31	460,000	480,071
		878,019
Technology Hardware, Storage and Peripherals — 2.7%
Dell International LLC / EMC Corp., 4.90%, 10/1/26	822,000	951,839
EMC Corp., 3.375%, 6/1/23	727,000	751,536
HP, Inc., 2.65%, 6/17/31(2)	408,000	408,556
Seagate HDD Cayman, 4.75%, 6/1/23	655,000	697,904
Seagate HDD Cayman, 4.875%, 3/1/24	672,000	725,780
Western Digital Corp., 4.75%, 2/15/26	542,000	606,726
		4,142,341
Thrifts and Mortgage Finance — 0.5%
Nationwide Building Society, VRN, 4.125%, 10/18/32(2)	700,000	772,748
Trading Companies and Distributors — 0.6%
Air Lease Corp., 3.625%, 4/1/27	710,000	767,860
Aircastle Ltd., 5.25%, 8/11/25(2)	179,000	200,744
		968,604
Wireless Telecommunication Services — 0.7%
T-Mobile USA, Inc., 4.75%, 2/1/28	972,000	1,039,019
TOTAL CORPORATE BONDS (Cost $147,942,472)		149,381,767
26

Diversified Corporate Bond ETF
	Principal Amount/Shares	Value
U.S. TREASURY SECURITIES — 1.1%
U.S. Treasury Notes, 0.375%, 8/15/24 (Cost $1,748,565)	$1,750,000	$1,748,770
TEMPORARY CASH INVESTMENTS — 0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $1,371,240)	1,371,240	1,371,240
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(4) — 1.5%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $2,260,543)	2,260,543	2,260,543
TOTAL INVESTMENT SECURITIES — 101.3% (Cost $153,322,820)		154,762,320
OTHER ASSETS AND LIABILITIES — (1.3)%		(1,933,867)
TOTAL NET ASSETS — 100.0%		$152,828,453

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	1	December 2021	$133,453	$(77)
U.S. Treasury 2-Year Notes	138	December 2021	30,405,282	4,083
			$30,538,735	$4,006
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Ultra Notes	36	December 2021	$5,328,563	$1,049
U.S. Treasury 5-Year Notes	165	December 2021	20,413,594	(21,075)
U.S. Treasury Long Bonds	2	December 2021	325,937	496
			$26,068,094	$(19,530)
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
MTN	-	Medium Term Note
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $38,699,358, which represented 25.3% of total net assets.
(3)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $2,198,543. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $2,260,543.

See Notes to Financial Statements.
27

AUGUST 31, 2021

Diversified Municipal Bond ETF
	Principal Amount	Value
MUNICIPAL SECURITIES — 94.3%
ALABAMA — 0.6%
Black Belt Energy Gas District Rev., VRN, 4.00%, 12/1/48 (GA: Goldman Sachs Group, Inc.)	$535,000	$575,947
Southeast Alabama Gas Supply District Rev., VRN, 4.00%, 4/1/49 (GA: Goldman Sachs Group, Inc.)	395,000	429,319
		1,005,266
ARIZONA — 5.4%
Arizona Department of Transportation State Highway Fund Rev., 5.00%, 7/1/29	160,000	180,827
Arizona Health Facilities Authority Rev., (Banner Health Obligated Group), 5.00%, 1/1/25	585,000	676,059
Arizona Industrial Development Authority Rev., 3.625%, 5/20/33	193,794	220,886
Arizona Industrial Development Authority Rev., (Legacy Cares, Inc.), 5.50%, 7/1/31(1)	150,000	164,418
Arizona Industrial Development Authority Rev., (Legacy Cares, Inc.), 7.75%, 7/1/50(1)	300,000	361,609
Arizona Industrial Development Authority Rev., (Legacy Cares, Inc.), 6.00%, 7/1/51(1)	100,000	111,074
Arizona Industrial Development Authority Rev., (Pinecrest Academy of Nevada), 4.00%, 7/15/40(1)	200,000	218,427
Arizona Industrial Development Authority Rev., (Provident Group-NCCU Properties LLC), 5.00%, 6/1/27 (BAM)	400,000	490,225
Arizona Industrial Development Authority Rev., (Somerset Academy of Las Vegas), 4.00%, 12/15/41(1)	250,000	277,111
Industrial Development Authority of the City of Phoenix Rev., (BASIS Schools, Inc. Obligated Group), 4.00%, 7/1/25(1)	410,000	438,391
Industrial Development Authority of the City of Phoenix Rev., (Downtown Phoenix Student Housing LLC), 5.00%, 7/1/32	155,000	188,408
Industrial Development Authority of the City of Phoenix Rev., (Leman Academy of Excellence, Inc.), 5.00%, 7/1/54(1)	60,000	61,545
La Paz County Industrial Development Authority Rev., (Harmony Public Schools), 5.00%, 2/15/27	75,000	90,045
La Paz County Industrial Development Authority Rev., (Harmony Public Schools), 5.00%, 2/15/28	75,000	91,738
Maricopa County Industrial Development Authority Rev., (Legacy Traditional School Obligated Group), 5.00%, 7/1/39(1)	200,000	238,330
Phoenix Civic Improvement Corp. Rev., (Phoenix Water System Rev.), 4.00%, 7/1/40	1,000,000	1,226,179
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/30	180,000	226,619
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/35	250,000	310,782
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/38	755,000	931,913
Salt Verde Financial Corp. Rev., 5.00%, 12/1/37 (GA: Citigroup Global Markets)	120,000	169,762
State of Arizona COP, 5.00%, 9/1/25	760,000	900,388
Tempe Industrial Development Authority Rev., (Mirabella at ASU, Inc.), 4.00%, 10/1/23(1)	50,000	50,027
University of Arizona Rev., 5.00%, 6/1/32	1,000,000	1,203,384
		8,828,147
CALIFORNIA — 11.0%
Anaheim Public Financing Authority Rev., (Anaheim), 5.00%, 9/1/30 (BAM)	535,000	676,168
28

Diversified Municipal Bond ETF
	Principal Amount	Value
Bay Area Toll Authority Rev., 4.00%, 4/1/29	$230,000	$271,000
Bay Area Toll Authority Rev., VRN, 0.47%, (MUNIPSA plus 0.45%), 4/1/56	250,000	251,544
California Community College Financing Authority Rev., (NCCD-Orange Coast Properties LLC), 5.00%, 5/1/30	500,000	598,999
California County Tobacco Securitization Agency Rev., (Alameda County Tobacco Securitization Corp.), 0.00%, 6/1/50(2)	100,000	17,299
California Housing Finance Rev., 4.00%, 3/20/33	389,755	465,651
California Housing Finance Rev., 4.25%, 1/15/35	485,518	598,519
California Infrastructure & Economic Development Bank Rev., (California Academy of Sciences), VRN, 0.37%, (MUNIPSA plus 0.35%), 8/1/47	250,000	250,052
California Municipal Finance Authority Rev., (Community Health Centers of The Central Coast, Inc.), 5.00%, 12/1/29(1)	50,000	59,108
California Municipal Finance Authority Rev., (Community Health Centers of The Central Coast, Inc.), 5.00%, 12/1/30(1)	110,000	131,236
California Municipal Finance Authority Rev., (Community Health Centers of The Central Coast, Inc.), 5.00%, 12/1/36(1)	175,000	205,112
California Public Finance Authority Rev., (Kendal at Sonoma Obligated Group), 2.375%, 11/15/28(1)	265,000	269,150
California State Financial Authority Rev., (Master's University & Seminary), 5.00%, 8/1/34	185,000	218,893
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/24	250,000	280,882
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.25%, 12/1/38(1)	240,000	286,469
California Statewide Communities Development Authority Special Assessment, (Contra County Costa Assessment District No. 14-01), 4.00%, 9/2/21	330,000	330,000
California Statewide Communities Development Authority Special Assessment, (San Diego Assessment District No. 18-01), 5.00%, 9/2/29	250,000	320,257
California Statewide Communities Development Authority Special Tax, (Community Facilities District No. 2015), 4.00%, 9/1/40	245,000	282,444
CSCDA Community Improvement Authority Rev., 4.00%, 8/1/56(1)	300,000	331,792
Eastern Municipal Water District Rev., VRN, 0.12%, (MUNIPSA plus 0.10%), 7/1/46	750,000	750,184
Elk Grove Finance Authority Special Tax, 5.00%, 9/1/30	515,000	609,699
Folsom Ranch Financing Authority Special Tax, (Folsom Community Facilities District No. 19), 5.00%, 9/1/39	500,000	589,704
Folsom Ranch Financing Authority Special Tax, (Folsom Community Facilities District No. 23), 3.00%, 9/1/25	155,000	165,212
Foothill-Eastern Transportation Corridor Agency Rev., 4.00%, 1/15/33	250,000	298,863
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/23	40,000	43,272
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/34	1,000,000	1,162,208
Golden State Tobacco Securitization Corp. Rev., 3.50%, 6/1/36	345,000	350,569
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/47	110,000	113,666
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/47	100,000	103,333
Golden State Tobacco Securitization Corp. Rev., 5.25%, 6/1/47	100,000	103,559
Hastings Campus Housing Finance Authority Rev., 5.00%, 7/1/45	465,000	562,611
Independent Cities Finance Authority Rev., (Compton Sales Tax Rev.), 4.00%, 6/1/31 (AGM)(1)	215,000	260,859
Los Angeles Department of Airports Rev., 5.00%, 5/15/45	500,000	649,134
Metropolitan Water District of Southern California Rev., VRN, 0.16%, (MUNIPSA plus 0.14%), 7/1/37	200,000	200,046
29

Diversified Municipal Bond ETF
	Principal Amount	Value
Morongo Band of Mission Indians Rev., 5.00%, 10/1/42(1)	$100,000	$119,786
Norman Y Mineta San Jose International Airport SJC Rev., 5.00%, 3/1/22(3)	600,000	614,245
Orange County Airport Rev., 5.00%, 7/1/24	130,000	147,593
Orange County Community Facilities District Special Tax, 5.25%, 8/15/45	415,000	470,765
Oroville Rev., (Oroville Hospital), 5.25%, 4/1/49	250,000	278,523
Palomar Health GO, 5.00%, 8/1/27	545,000	646,160
Poway Unified School District Special Tax, (Poway Unified School District Community Facilities District No. 16), 4.00%, 9/1/31	315,000	368,610
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/21, Prerefunded at 100% of Par(3)	300,000	305,386
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/38	250,000	313,302
Santa Paula Special Tax, (Santa Paula Harvest Community Facilities District No. 1), 5.00%, 9/1/35	600,000	728,331
Southern California Public Power Authority Rev., 5.00%, 11/1/33 (GA: Goldman Sachs Group, Inc.)	125,000	171,845
State of California GO, 5.25%, 8/1/32 (AGM)	525,000	740,283
State of California GO, 5.00%, 8/1/34	245,000	296,322
Tracy Community Facilities District Special Tax, (Tracy Community Facilities District No. 2016-01), 5.00%, 9/1/39	280,000	322,397
Tustin Community Facilities District Special Tax, (Tustin Community Facilities District No. 14-1), 5.00%, 9/1/29	150,000	173,512
Woodside Fire Protection District COP, 4.00%, 5/1/41	445,000	525,939
		18,030,493
COLORADO — 3.3%
Brighton Crossing Metropolitan District No. 6 GO, 5.00%, 12/1/40	515,000	574,551
Colorado Health Facilities Authority Rev., (Covenant Living Communities and Services Obligated Group), 4.00%, 12/1/40	500,000	583,173
Colorado Health Facilities Authority Rev., (Frasier Meadows Manor, Inc.), 5.00%, 5/15/23	100,000	106,332
Colorado Health Facilities Authority Rev., (Sanford Obligated Group), 4.00%, 11/1/39	275,000	327,040
Colorado Health Facilities Authority Rev., (Sisters of Charity of Leavenworth Health System, Inc. Obligated Group), 4.00%, 1/1/38	210,000	249,678
Denver Urban Renewal Authority Tax Allocation, 5.25%, 12/1/39(1)	100,000	109,645
Regional Transportation District Rev., (Denver Transit Partners LLC), 5.00%, 1/15/30	250,000	324,486
Regional Transportation District Rev., (Denver Transit Partners LLC), 4.00%, 7/15/34	500,000	606,441
Vauxmont Metropolitan District GO, 5.00%, 12/15/21 (AGM)	100,000	101,292
Vauxmont Metropolitan District GO, 5.00%, 12/15/22 (AGM)	110,000	116,389
Vauxmont Metropolitan District GO, 5.00%, 12/15/26 (AGM)	220,000	257,568
Village Metropolitan District GO, 5.00%, 12/1/49	500,000	563,551
Windy Gap Firming Project Water Activity Enterprise Rev., 4.00%, 7/15/41	1,250,000	1,521,521
		5,441,667
CONNECTICUT — 2.2%
Connecticut State Health & Educational Facilities Authority Rev., (McLean Affiliates Obligated Group), 3.25%, 1/1/27(1)	450,000	460,450
Connecticut State Health & Educational Facilities Authority Rev., (Trinity Health Corp. Obligated Group), 5.00%, 12/1/45	645,000	768,252
Connecticut State Health & Educational Facilities Authority Rev., (Yale University), VRN, 2.00%, 7/1/49	1,000,000	1,008,301
State of Connecticut GO, 5.00%, 11/15/31	365,000	430,229
30

Diversified Municipal Bond ETF
	Principal Amount	Value
State of Connecticut GO, 5.00%, 4/15/34	$750,000	$957,008
		3,624,240
DISTRICT OF COLUMBIA — 0.6%
District of Columbia Rev., (District of Columbia Income Tax Rev.), 5.00%, 10/1/26	540,000	663,247
District of Columbia Water & Sewer Authority Rev., 5.00%, 10/1/39	250,000	297,250
		960,497
FLORIDA — 5.5%
Alachua County Health Facilities Authority Rev., (Shands Teaching Hospital & Clinics Obligated Group), 5.00%, 12/1/44	350,000	396,410
Alachua County Health Facilities Authority Rev., (Shands Teaching Hospital & Clinics Obligated Group), VRN, 5.00%, 12/1/37	350,000	416,342
Capital Projects Finance Authority Rev., (CAPFA Capital Corp. 2000F), 5.00%, 10/1/28	300,000	368,922
Central Florida Expressway Authority Rev., 5.00%, 7/1/28 (AGM)	750,000	963,087
Florida Development Finance Corp. Rev., 5.00%, 6/15/35(1)	250,000	294,752
Florida Development Finance Corp. Rev., (Glenridge on Palmer Ranch Obligated Group), 3.00%, 6/1/22	115,000	116,655
Florida Development Finance Corp. Rev., (Glenridge on Palmer Ranch Obligated Group), 3.00%, 6/1/23	115,000	118,709
Florida Development Finance Corp. Rev., (Glenridge on Palmer Ranch Obligated Group), 4.00%, 6/1/24	105,000	112,684
Florida Development Finance Corp. Rev., (Glenridge on Palmer Ranch Obligated Group), 4.00%, 6/1/25	110,000	120,193
Florida Development Finance Corp. Rev., (Glenridge on Palmer Ranch Obligated Group), 4.00%, 6/1/26	110,000	121,914
Greater Orlando Aviation Authority Rev., 5.00%, 10/1/33	180,000	220,896
Greater Orlando Aviation Authority Rev., 5.00%, 10/1/42	390,000	470,145
Lake County Rev., (Educational Charter Foundation of Florida, Inc.), 5.00%, 1/15/39(1)	550,000	618,778
Miami-Dade County Expressway Authority Rev., 5.00%, 7/1/30	585,000	658,672
Miami-Dade County Water & Sewer System Rev., 4.00%, 10/1/41	840,000	1,014,212
Miami-Dade County Water & Sewer System Rev., 4.00%, 10/1/35	135,000	159,247
Orange County Health Facilities Authority Rev., (AdventHealth Obligated Group), VRN, 5.00%, 11/15/52	1,000,000	1,230,988
Palm Beach County Health Facilities Authority Rev., (Baptist Health South Florida Obligated Group), 5.00%, 8/15/30	300,000	388,501
Pinellas County Industrial Development Authority Rev., (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.), 5.00%, 7/1/29	105,000	122,139
Pinellas County Industrial Development Authority Rev., (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.), 5.00%, 7/1/39	375,000	452,235
Seminole County Industrial Development Authority Rev., (CCRC Development Corp. Obligated Group), 4.25%, 11/15/26	650,000	657,582
		9,023,063
GEORGIA — 1.2%
George L Smith II Congress Center Authority Rev., (Signia Hotel Management LLC), 3.625%, 1/1/31(1)	475,000	534,414
Main Street Natural Gas, Inc. Rev., VRN, 4.00%, 3/1/50 (GA: Citigroup Global Markets)	500,000	577,473
Main Street Natural Gas, Inc. Rev., VRN, 4.00%, 5/1/52 (GA: Citigroup Global Markets)(4)	695,000	831,863
		1,943,750
GUAM — 0.3%
Territory of Guam Rev., (Hotel Occupancy Tax), 5.00%, 11/1/27	450,000	551,634
31

Diversified Municipal Bond ETF
	Principal Amount	Value
HAWAII — 0.2%
City & County Honolulu Wastewater System Rev., 4.00%, 7/1/32	$250,000	$281,971
ILLINOIS — 6.1%
Chicago GO, 5.00%, 1/1/26	275,000	324,117
Chicago GO, 5.00%, 1/1/40	380,000	383,901
Chicago GO, 5.50%, 1/1/49	100,000	123,998
Chicago Board of Education GO, 5.00%, 12/1/21	400,000	404,592
Chicago Board of Education GO, 5.00%, 12/1/22	200,000	211,365
Chicago Board of Education GO, 5.00%, 12/1/34	280,000	340,651
Chicago Board of Education GO, 5.00%, 12/1/42	60,000	62,683
Chicago Wastewater Transmission Rev., 5.50%, 1/1/30 (AGM-CR) (NATL-RE)	100,000	124,247
Cook County GO, 5.00%, 11/15/22	500,000	529,407
Illinois Finance Authority Rev., 5.00%, 11/1/49	200,000	226,730
Illinois Finance Authority Rev., (Carle Foundation Obligated Group), VRN, 5.00%, 8/15/53	525,000	710,595
Illinois Finance Authority Rev., (Presbyterian Homes Obligated Group), VRN, 0.72%, (MUNIPSA plus 0.70%), 5/1/42	250,000	250,714
Illinois Finance Authority Rev., (State of Illinois Water Revolving Fund - Clean Water Program), 5.00%, 7/1/33	955,000	1,235,997
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/31	300,000	392,363
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/37	325,000	382,799
Kane County School District No. 131 Aurora East Side GO, 4.00%, 12/1/31 (AGM)	200,000	236,756
Metropolitan Water Reclamation District of Greater Chicago GO, 5.00%, 12/1/28	525,000	648,047
Northern Illinois University Rev., 5.00%, 10/1/28 (BAM)	325,000	407,644
Northern Illinois University Rev., 4.00%, 4/1/35 (BAM)	250,000	294,860
Railsplitter Tobacco Settlement Authority Rev., 5.00%, 6/1/22	100,000	103,624
State of Illinois GO, 5.00%, 11/1/21	440,000	443,480
State of Illinois GO, 5.00%, 10/1/25	160,000	187,558
State of Illinois GO, 5.00%, 11/1/29	280,000	339,688
State of Illinois GO, 5.00%, 10/1/30	600,000	744,377
State of Illinois GO, 5.00%, 10/1/33	200,000	245,144
State of Illinois GO, 5.50%, 5/1/39	40,000	51,552
State of Illinois GO, 5.75%, 5/1/45	225,000	290,519
Will County Community High School District No. 210 Lincoln-Way GO, 4.00%, 1/1/22 (AGM)	300,000	303,540
		10,000,948
INDIANA — 0.5%
Indiana Finance Authority Rev., (United States Steel Corp.), 4.125%, 12/1/26	130,000	141,862
Purdue University Rev., 5.00%, 7/1/26	640,000	727,004
		868,866
IOWA — 0.8%
Iowa Finance Authority Rev., (Iowa Fertilizer Co. LLC), 3.125%, 12/1/22	55,000	56,079
Iowa Finance Authority Rev., (Lifespace Communities, Inc. Obligated Group), 5.00%, 5/15/48	400,000	464,359
Iowa Finance Authority Rev., (Lifespace Communities, Inc. Obligated Group), VRN, 0.59%, 5/15/56	500,000	500,000
Iowa Tobacco Settlement Authority Rev., 4.00%, 6/1/49	180,000	208,623
		1,229,061
32

Diversified Municipal Bond ETF
	Principal Amount	Value
KANSAS — 0.2%
State of Kansas Department of Transportation Rev., 5.00%, 9/1/29	$340,000	$400,761
KENTUCKY — 1.6%
Ashland Rev., (Ashland Hospital Corp. Obligated Group), 5.00%, 2/1/30	370,000	477,903
Kentucky Bond Development Corp. Rev., 5.00%, 9/1/38	250,000	309,768
Kentucky Economic Development Finance Authority Rev., (Owensboro Health, Inc. Obligated Group), 5.25%, 6/1/41	100,000	118,751
Kentucky Public Energy Authority Rev., VRN, 4.00%, 4/1/48 (GA: Morgan Stanley)	300,000	326,550
Kentucky Public Energy Authority Rev., VRN, 4.00%, 1/1/49 (GA: BP Corp. North America, Inc.)	440,000	487,048
Kentucky Public Energy Authority Rev., VRN, 4.00%, 12/1/49 (GA: Morgan Stanley)	200,000	224,739
Kentucky Public Energy Authority Rev., VRN, 4.00%, 12/1/49 (GA: Morgan Stanley)	250,000	281,169
Kentucky State University COP, 5.00%, 11/1/26 (BAM)	125,000	150,579
Kentucky State University COP, 5.00%, 11/1/28 (BAM)	145,000	181,842
		2,558,349
LOUISIANA — 1.0%
Greater Ouachita Water Co. Rev., 4.00%, 9/1/30 (BAM)	100,000	121,988
Louisiana Stadium & Exposition District Rev., 5.00%, 7/3/23	100,000	106,115
New Orleans Aviation Board Rev., (Parking Facilities Corp.), 5.00%, 10/1/48 (AGM)	250,000	301,886
St. John the Baptist Rev., (Marathon Oil Corp.), VRN, 2.00%, 6/1/37	50,000	51,099
St. John the Baptist Rev., (Marathon Oil Corp.), VRN, 2.10%, 6/1/37	1,000,000	1,040,312
		1,621,400
MARYLAND — 2.5%
Baltimore Rev., (Baltimore Water Utility Fund), 5.00%, 7/1/41	1,010,000	1,228,536
Baltimore Rev., (East Baltimore Research Park Development District), 4.00%, 9/1/27	200,000	223,122
Brunswick Special Tax, 5.00%, 7/1/36	100,000	119,523
Maryland Economic Development Corp. Tax Allocation, 4.00%, 9/1/50	1,000,000	1,138,308
State of Maryland GO, 4.00%, 8/1/26	750,000	880,433
State of Maryland GO, 5.00%, 8/1/27	275,000	346,324
State of Maryland Department of Transportation Rev., 5.00%, 2/1/22	230,000	234,708
		4,170,954
MASSACHUSETTS — 2.9%
Massachusetts GO, 5.00%, 5/1/25	325,000	381,056
Massachusetts Bay Transportation Authority Rev., 5.00%, 7/1/41	910,000	1,163,744
Massachusetts Clean Water Trust Rev., 5.00%, 2/1/41	350,000	461,467
Massachusetts Development Finance Agency Rev., (Milford Regional Medical Center Obligated Group), 5.00%, 7/15/22(1)	115,000	118,994
Massachusetts Development Finance Agency Rev., (NewBridge on the Charles, Inc. Obligated Group), 4.00%, 10/1/32(1)	100,000	108,104
Massachusetts Development Finance Agency Rev., (NewBridge on the Charles, Inc.), 5.00%, 10/1/37(1)	150,000	164,112
Massachusetts Development Finance Agency Rev., (Wellforce Obligated Group), 5.00%, 7/1/23	100,000	108,233
Massachusetts Development Finance Agency Rev., (Wellforce Obligated Group), 4.00%, 10/1/45 (AGM)	300,000	350,979
Massachusetts Port Authority Rev., 5.00%, 7/1/41	500,000	646,658
33

Diversified Municipal Bond ETF
	Principal Amount	Value
Massachusetts Transportation Trust Fund Metropolitan Highway System Rev., 5.00%, 1/1/32	$460,000	$583,976
University of Massachusetts Building Authority Rev., (University of Massachusetts), 5.00%, 11/1/25	500,000	596,880
		4,684,203
MICHIGAN — 2.3%
Detroit GO, 5.00%, 4/1/25	50,000	56,758
Detroit GO, 5.00%, 4/1/36	550,000	686,253
Detroit GO, 5.00%, 4/1/37	250,000	310,944
Detroit Downtown Development Authority Tax Allocation, 5.00%, 7/1/23 (AGM)	350,000	378,950
Lansing Board of Water & Light Rev., VRN, 2.00%, 7/1/51	750,000	798,120
Michigan Finance Authority Rev., (Michigan Finance Authority Tobacco Settlement Rev.), 1.25%, 6/1/30	55,000	55,343
Michigan Finance Authority Rev., (Thomas M Cooley Law School), 6.75%, 7/1/44(1)	200,000	212,037
Michigan State Building Authority Rev., 5.00%, 4/15/26	1,015,000	1,228,163
		3,726,568
NEBRASKA — 0.1%
Omaha Public Power District Rev., 5.00%, 2/1/23	200,000	213,716
NEVADA — 2.1%
Las Vegas Special Improvement District No. 815 Special Assessment, 4.00%, 12/1/31	250,000	283,654
Las Vegas Special Improvement District No. 815 Special Assessment, 5.00%, 12/1/49	200,000	230,127
Las Vegas Special Improvement District No. 816 Special Assessment, 2.00%, 6/1/22	155,000	156,463
Las Vegas Special Improvement District No. 816 Special Assessment, 2.00%, 6/1/23	150,000	152,774
Nevada System of Higher Education Rev., 5.00%, 7/1/23	1,330,000	1,447,432
Sparks Rev., 2.50%, 6/15/24(1)	140,000	142,473
State of Nevada Highway Improvement Rev., 5.00%, 12/1/28	255,000	308,353
State of Nevada Highway Improvement Rev., 4.00%, 12/1/33	360,000	423,062
Tahoe-Douglas Visitors Authority Rev., 4.00%, 7/1/25	200,000	219,211
		3,363,549
NEW HAMPSHIRE — 1.2%
New Hampshire Business Finance Authority Rev., 4.125%, 1/20/34	293,567	354,484
New Hampshire Business Finance Authority Rev., (Springpoint Senior Living Obligated Group), 4.00%, 1/1/27	500,000	578,476
New Hampshire Business Finance Authority Rev., (Waste Management, Inc.), VRN, 0.40%, (MUNIPSA plus 0.38%), 10/1/33 (GA: Waste Management Holdings)	1,000,000	1,000,243
		1,933,203
NEW JERSEY — 2.7%
New Jersey Economic Development Authority Rev., 5.50%, 6/15/30	260,000	321,257
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/22	440,000	456,486
New Jersey Transportation Trust Fund Authority Rev., 5.50%, 12/15/22	430,000	459,034
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 12/15/28	375,000	478,775
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 12/15/32	400,000	503,220
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 12/15/33	260,000	326,184
34

Diversified Municipal Bond ETF
	Principal Amount	Value
New Jersey Turnpike Authority Rev., 5.00%, 1/1/48	$150,000	$185,515
Newark Board of Education GO, 5.00%, 7/15/33 (BAM)	150,000	200,525
South Jersey Port Corp. Rev., 3.00%, 1/1/22	100,000	100,921
State of New Jersey GO, 4.00%, 6/1/31	690,000	862,548
Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/29	125,000	158,289
Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/30	75,000	94,346
Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/46	280,000	332,953
		4,480,053
NEW MEXICO — 0.5%
New Mexico Hospital Equipment Loan Council Rev., (Haverland Carter Lifestyle Obligated Group), 2.25%, 7/1/23	100,000	100,069
New Mexico Municipal Energy Acquisition Authority Rev., VRN, 5.00%, 11/1/39 (LIQ FAC: Royal Bank of Canada)	500,000	580,309
Santa Fe Rev., (El Castillo Retirement Residences Obligated Group), 2.625%, 5/15/25	200,000	200,634
		881,012
NEW YORK — 9.0%
Brookhaven Local Development Corp. Rev., (Active Retirement Community, Inc. Obligated Group), 5.25%, 11/1/25	130,000	154,939
Huntington Local Development Corp. Rev., (Gurwin Independent Housing Obligated Group), 3.00%, 7/1/25	100,000	104,459
Metropolitan Transportation Authority Rev., 5.00%, 2/1/23	350,000	373,365
Metropolitan Transportation Authority Rev., 5.00%, 11/15/33	750,000	966,349
Metropolitan Transportation Authority Rev., 5.00%, 11/15/33	560,000	668,247
Metropolitan Transportation Authority Rev., 5.00%, 11/15/33	110,000	131,263
Metropolitan Transportation Authority Rev., 5.00%, 11/15/38	255,000	319,481
Metropolitan Transportation Authority Rev., VRN, 0.83%, 11/1/32 (AGM)	250,000	254,557
New York City GO, 5.00%, 8/1/23	365,000	399,041
New York City GO, 5.00%, 8/1/27	320,000	400,877
New York City GO, 4.00%, 8/1/50	500,000	585,968
New York City Industrial Development Agency Rev., (Queens Ballpark Co. LLC), 5.00%, 1/1/27 (AGM)	500,000	612,794
New York City Industrial Development Agency Rev., (Queens Ballpark Co. LLC), 5.00%, 1/1/28 (AGM)	250,000	314,357
New York City Industrial Development Agency Rev., (TrIPs Obligated Group), 5.00%, 7/1/22	360,000	372,681
New York City Industrial Development Agency Rev., (Yankee Stadium LLC), 5.00%, 3/1/30 (AGM)	100,000	131,988
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 11/1/23	100,000	100,804
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 11/1/29	500,000	661,530
New York City Water & Sewer System Rev., 5.00%, 6/15/25	550,000	611,119
New York City Water & Sewer System Rev., 5.00%, 6/15/39	565,000	657,456
New York City Water & Sewer System Rev., 5.00%, 6/15/49	390,000	497,669
New York Liberty Development Corp. Rev., (Goldman Sachs Headquarters LLC), 5.50%, 10/1/37 (GA: Goldman Sachs Group, Inc.)	175,000	264,173
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 2/15/37	500,000	596,341
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 3/15/40	750,000	897,993
New York State Thruway Authority Rev., 5.00%, 1/1/27	405,000	449,245
New York State Thruway Authority Rev., 5.00%, 1/1/29	915,000	1,052,485
35

Diversified Municipal Bond ETF
	Principal Amount	Value
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/38	$400,000	$519,808
New York Transportation Development Corp. Rev., (American Airlines, Inc.), 3.00%, 8/1/31 (GA: American Airlines Group)	130,000	141,269
New York Transportation Development Corp. Rev., (Empire State Thruway Partners LLC), 4.00%, 10/31/46	500,000	579,816
New York Transportation Development Corp. Rev., (JFK International Air Terminal LLC), 5.00%, 12/1/24	100,000	114,405
New York Transportation Development Corp. Rev., (JFK International Air Terminal LLC), 5.00%, 12/1/25	100,000	118,044
New York Transportation Development Corp. Rev., (JFK International Air Terminal LLC), 4.00%, 12/1/41	170,000	197,938
Town of Oyster Bay GO, 4.00%, 3/1/25 (AGM)	545,000	611,900
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/27	230,000	291,465
Triborough Bridge & Tunnel Authority Rev., (Metropolitan Transportation Authority Payroll Mobility Tax Rev.), VRN, 5.00%, 5/15/50	375,000	453,027
Yonkers Economic Development Corp. Rev., (Charter School of Educational Excellence), 5.00%, 10/15/39	100,000	118,750
		14,725,603
NORTH CAROLINA — 3.7%
Charlotte-Mecklenburg Hospital Authority Rev., (Atrium Health Obligated Group), VRN, 5.00%, 1/15/50	1,050,000	1,211,302
North Carolina Medical Care Commission Rev., (Caromont Health Obligated Group), VRN, 5.00%, 2/1/51	500,000	599,026
North Carolina Medical Care Commission Rev., (Maryfield, Inc. Obligated Group), 2.875%, 10/1/26	50,000	50,346
North Carolina Turnpike Authority Rev., 5.00%, 2/1/24	640,000	710,196
State of North Carolina GO, 5.00%, 6/1/25	470,000	553,108
State of North Carolina GO, 5.00%, 6/1/27	1,000,000	1,254,832
State of North Carolina Rev., 5.00%, 5/1/25	305,000	357,606
State of North Carolina Rev., 5.00%, 3/1/34	320,000	408,178
Wake County Rev., 5.00%, 3/1/26	750,000	903,928
		6,048,522
OHIO — 3.1%
Allen County Hospital Facilities Rev., (Bon Secours Mercy Health, Inc.), 5.00%, 12/1/29	355,000	466,561
Buckeye Tobacco Settlement Financing Authority Rev., 4.00%, 6/1/48	300,000	344,806
Buckeye Tobacco Settlement Financing Authority Rev., 5.00%, 6/1/55	495,000	576,028
Cleveland-Cuyahoga County Port Authority Rev., (Cleveland Museum of Natural History), 4.00%, 7/1/40	450,000	536,822
Columbus Sewerage Rev., 5.00%, 6/1/29	250,000	302,307
Cuyahoga County Rev., (MetroHealth System), 5.00%, 2/15/42	360,000	424,949
Miami University/Oxford Rev., 5.00%, 9/1/36	225,000	303,114
Northeast Ohio Regional Sewer District Rev., 4.00%, 11/15/37	125,000	152,392
Ohio Higher Educational Facility Commission Rev., (Cleveland Institute of Art), 5.50%, 12/1/53	100,000	115,326
State of Ohio GO, 5.00%, 6/15/41	275,000	366,111
Wright State University Rev., 4.00%, 5/1/22 (BAM)	600,000	615,096
Wright State University Rev., 4.00%, 5/1/23 (BAM)	400,000	424,673
Wright State University Rev., 4.00%, 5/1/24 (BAM)	430,000	471,666
		5,099,851
OREGON — 1.9%
Clackamas County Hospital Facility Authority Rev., (Rose Villa, Inc. Obligated Group), 5.125%, 11/15/40	250,000	278,816
36

Diversified Municipal Bond ETF
	Principal Amount	Value
Clackamas County Hospital Facility Authority Rev., (Willamette View, Inc.), 5.00%, 11/15/47	$100,000	$110,821
Klamath Falls Intercommunity Hospital Authority Rev., (Sky Lakes Medical Center, Inc.), 4.00%, 9/1/26	35,000	40,513
Klamath Falls Intercommunity Hospital Authority Rev., (Sky Lakes Medical Center, Inc.), 5.00%, 9/1/29	50,000	59,615
State of Oregon GO, 5.00%, 5/1/26	405,000	491,391
State of Oregon GO, 5.00%, 5/1/30	1,525,000	2,050,652
		3,031,808
PENNSYLVANIA — 4.1%
Allegheny County Airport Authority Rev., 4.00%, 1/1/46 (AGM)	1,000,000	1,165,252
Berks County Municipal Authority Rev., (Tower Health Obligated Group), 5.00%, 2/1/28	150,000	173,742
Berks County Municipal Authority Rev., (Tower Health Obligated Group), 5.00%, 11/1/40	300,000	304,908
Commonwealth Financing Authority Rev., 5.00%, 6/1/25	275,000	320,932
Dauphin County General Authority Rev., (UPMC Obligated Group), 5.00%, 6/1/26	15,000	18,170
Geisinger Authority Rev., (Geisinger Health System Obligated Group), 5.00%, 2/15/32	150,000	182,293
Geisinger Authority Rev., (Geisinger Health System Obligated Group), 5.00%, 4/1/50	750,000	941,892
Geisinger Authority Rev., (Geisinger Health System Obligated Group), VRN, 5.00%, 4/1/43	100,000	121,248
Pennsylvania GO, 5.00%, 9/15/25 (AGM-CR)	225,000	267,513
Pennsylvania GO, 5.00%, 7/15/29	845,000	1,110,890
Pennsylvania State Public School Building Authority Rev., (School District of Philadelphia), 5.00%, 6/1/29 (AGM)	290,000	367,788
Pennsylvania Turnpike Commission Rev., 4.00%, 12/1/41	1,000,000	1,187,933
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/46	300,000	354,192
School District of Philadelphia GO, 5.00%, 9/1/22	155,000	162,379
		6,679,132
SOUTH CAROLINA — 0.4%
Berkeley County Special Assessment, (Berkeley County Nexton Improvement District), 4.25%, 11/1/40	100,000	113,636
South Carolina Jobs-Economic Development Authority Rev., (Bon Secours Mercy Health, Inc.), VRN, 5.00%, 12/1/48	500,000	591,151
		704,787
TENNESSEE — 0.7%
Metropolitan Nashville Airport Authority Rev., 4.00%, 7/1/25	150,000	171,032
Nashville Metropolitan Development & Housing Agency Tax Allocation, 5.125%, 6/1/36(1)	225,000	260,093
State of Tennessee GO, 5.00%, 11/1/34	255,000	349,804
Tennessee Energy Acquisition Corp. Rev., VRN, 4.00%, 11/1/49 (GA: Goldman Sachs Group, Inc.)	280,000	317,479
		1,098,408
TEXAS — 9.7%
Arlington Higher Education Finance Corp. Rev., (Great Hearts America - Texas), 4.00%, 8/15/32 (PSF-GTD)	425,000	511,718
Arlington Higher Education Finance Corp. Rev., (Harmony Public Schools), 4.00%, 2/15/24 (PSF-GTD)	110,000	120,051
Arlington Higher Education Finance Corp. Rev., (Harmony Public Schools), 4.00%, 2/15/25 (PSF-GTD)	170,000	191,067
Arlington Higher Education Finance Corp. Rev., (Harmony Public Schools), 4.00%, 2/15/26 (PSF-GTD)	280,000	322,606
Arlington Higher Education Finance Corp. Rev., (Leadership Prep School), 5.00%, 6/15/36	700,000	702,023
37

Diversified Municipal Bond ETF
	Principal Amount	Value
Arlington Higher Education Finance Corp. Rev., (Riverwalk Education Foundation Inc), 5.00%, 8/15/29 (PSF-GTD)	$400,000	$515,808
Bexar County Health Facilities Development Corp. Rev., (Army Retirement Residence Obligated Group), 5.00%, 7/15/25	155,000	177,583
Central Texas Regional Mobility Authority Rev., 5.00%, 1/1/23, Prerefunded at 100% of Par(3)	600,000	638,915
Central Texas Regional Mobility Authority Rev., 5.00%, 1/1/27	600,000	710,051
Clear Creek Independent School District GO, 5.00%, 2/15/26 (PSF-GTD)	750,000	901,849
Clifton Higher Education Finance Corp. Rev., (International American Education Federation, Inc.), 6.125%, 8/15/48	50,000	58,194
Corpus Christi Utility System Rev., 5.00%, 7/15/33	400,000	528,148
Dallas Area Rapid Transit Rev., 5.00%, 12/1/34	255,000	332,225
Harris County Cultural Education Facilities Finance Corp. Rev., (Texas Children's Hospital Obligated Group), 4.00%, 10/1/47	1,000,000	1,191,039
Houston GO, 5.00%, 3/1/29	340,000	441,573
Houston Airport System Rev., (United Airlines, Inc.), 4.00%, 7/15/41	260,000	283,427
Houston Higher Education Finance Corp. Rev., (Houston Baptist University), 4.00%, 10/1/51	200,000	222,702
Love Field Airport Modernization Corp. Rev., 5.00%, 11/1/27(4)	1,000,000	1,243,916
New Hope Cultural Education Facilities Finance Corp. Rev., (CHF-Collegiate Housing Island Campus LLC), 5.00%, 4/1/27(3)	240,000	297,422
North Texas Tollway Authority Rev., (North Texas Tollway System), 5.00%, 1/1/26	585,000	649,055
Port Freeport Rev., 5.00%, 6/1/40	1,265,000	1,598,919
Round Rock Independent School District GO, 5.00%, 8/1/24 (PSF-GTD)	215,000	245,053
San Antonio Independent School District GO, 4.00%, 8/15/36 (PSF-GTD)	640,000	784,512
San Antonio Water System Rev., 4.00%, 5/15/34	250,000	304,474
Texas Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/25	250,000	296,510
Texas Transportation Commission Turnpike System Rev., Series 2012 A, (First Tier), 5.00%, 8/15/22, Prerefunded at 100% of Par(3)	825,000	863,488
Texas Water Development Board Rev., 4.00%, 8/1/34	280,000	347,102
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 5.00%, 4/15/31	280,000	368,741
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 5.00%, 4/15/32	100,000	131,415
University of Texas System Rev., 5.00%, 8/15/22, Prerefunded at 100% of Par(3)	250,000	261,663
University of Texas System Rev., 5.00%, 8/15/30	450,000	606,359
		15,847,608
UTAH — 0.7%
State of Utah GO, 5.00%, 7/1/28	515,000	665,290
Vineyard Redevelopment Agency Tax Allocation, (Geneva Urban Renewal Project Area), 4.00%, 5/1/40 (AGM)	160,000	190,392
Vineyard Redevelopment Agency Tax Allocation, (Geneva Urban Renewal Project Area), 4.00%, 5/1/41 (AGM)	175,000	207,632
		1,063,314
VIRGINIA — 1.7%
Fairfax County Sewer Rev., 4.00%, 7/15/40	1,610,000	1,973,835
Hampton Roads Transportation Accountability Commission Rev., 5.00%, 7/1/22	545,000	567,038
Peninsula Town Center Community Development Authority Special Assessment, 5.00%, 9/1/45(1)	200,000	220,072
38

Diversified Municipal Bond ETF
	Principal Amount/Shares	Value
Virginia Beach Development Authority Rev., (Westminster-Canterbury on Chesapeake Bay Obligated Group), 5.00%, 9/1/24	$85,000	$96,467
		2,857,412
WASHINGTON — 3.3%
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/33	240,000	318,742
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/40	650,000	856,175
Port of Seattle Rev., 5.00%, 4/1/36	540,000	673,724
Seattle Municipal Light & Power Rev., VRN, 0.27%, (MUNIPSA plus 0.25%), 5/1/45	200,000	200,092
State of Washington GO, 5.00%, 6/1/36	850,000	1,111,040
State of Washington GO, 5.00%, 8/1/39	290,000	338,502
Washington Health Care Facilities Authority Rev., (CommonSpirit Health Obligated Group), VRN, 5.00%, 8/1/49	300,000	355,661
Washington Health Care Facilities Authority Rev., (Providence State Joseph Health Obligated Group), 5.00%, 10/1/23	500,000	526,725
Washington Health Care Facilities Authority Rev., (Providence State Joseph Health Obligated Group), 5.00%, 10/1/33	650,000	683,431
Washington State Housing Finance Commission Rev., (Spokane United Methodist Homes Obligated Group), 3.00%, 7/1/27(1)	300,000	306,823
		5,370,915
WISCONSIN — 1.2%
Public Finance Authority Rev., (ACTS Retirement-Life Communities, Inc. Obligated Group), 5.00%, 11/15/41	100,000	122,649
Public Finance Authority Rev., (Appalachian Regional Healthcare System Obligated Group), 5.00%, 7/1/41	250,000	318,165
Public Finance Authority Rev., (Bancroft Neurohealth Obligated Group), 5.125%, 6/1/48(1)	75,000	83,403
Public Finance Authority Rev., (Beyond Boone LLC), 4.00%, 7/1/39 (AGM)	150,000	171,890
Public Finance Authority Rev., (Beyond Boone LLC), 5.00%, 7/1/44 (AGM)	600,000	725,211
Public Finance Authority Rev., (CHF-Wilmington LLC), 5.00%, 7/1/31 (AGM)	75,000	92,914
Wisconsin Health & Educational Facilities Authority Rev., (Chiara Communities, Inc.), 5.00%, 7/1/43	200,000	217,428
Wood County Rev., 0.75%, 3/7/22(4)	200,000	200,281
		1,931,941
TOTAL MUNICIPAL SECURITIES (Cost $149,768,018)		154,282,672
TEMPORARY CASH INVESTMENTS — 5.2%
Morgan Stanley Institutional Liquidity Funds Tax-Exempt Portfolio, Institutional Class (Cost $8,619,501)	8,618,659	8,618,659
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $158,387,519)		162,901,331
OTHER ASSETS AND LIABILITIES — 0.5%		761,575
TOTAL NET ASSETS — 100.0%		$163,662,906

39

NOTES TO SCHEDULE OF INVESTMENTS
AGM	-	Assured Guaranty Municipal Corporation
AGM-CR	-	Assured Guaranty Municipal Corporation - Custodian Receipts
BAM	-	Build America Mutual Assurance Company
COP	-	Certificates of Participation
GA	-	Guaranty Agreement
GO	-	General Obligation
LIQ FAC	-	Liquidity Facilities
MUNIPSA	-	SIFMA Municipal Swap Index
NATL-RE	-	National Public Finance Guarantee Corporation - Reinsured
PSF-GTD	-	Permanent School Fund Guaranteed
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $7,218,594, which represented 4.4% of total net assets.
(2)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(3)Escrowed to maturity in U.S. government securities or state and local government securities.
(4)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

See Notes to Financial Statements.
40

AUGUST 31, 2021

Emerging Markets Bond ETF
	Principal Amount	Value
CORPORATE BONDS — 58.2%
Bermuda — 2.8%
Geopark Ltd., 5.50%, 1/17/27(1)	$200,000	$200,102
Inkia Energy Ltd., 5.875%, 11/9/27	200,000	203,752
Ooredoo International Finance Ltd., 3.75%, 6/22/26(1)	200,000	221,752
		625,606
Brazil — 0.9%
Banco BTG Pactual SA, 4.50%, 1/10/25(1)	200,000	207,290
Canada — 1.0%
First Quantum Minerals Ltd., 6.875%, 10/15/27(1)	200,000	216,750
Cayman Islands — 5.7%
CSN Inova Ventures, 6.75%, 1/28/28(1)	200,000	220,330
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 3/21/23	200,000	207,099
Meituan, 2.125%, 10/28/25(1)	200,000	195,427
Melco Resorts Finance Ltd., 5.75%, 7/21/28(1)	200,000	208,750
Saudi Electricity Global Sukuk Co. 3, 5.50%, 4/8/44(1)	200,000	258,380
Weibo Corp., 3.375%, 7/8/30	200,000	205,039
		1,295,025
Colombia — 0.9%
Oleoducto Central SA, 4.00%, 7/14/27(1)	200,000	206,805
Indonesia — 6.4%
Bayan Resources Tbk PT, 6.125%, 1/24/23(1)	200,000	207,870
Indonesia Asahan Aluminium Persero PT, 5.45%, 5/15/30(1)	425,000	497,377
Pertamina (Persero) PT, 6.00%, 5/3/42	200,000	251,253
Perusahaan Perseroan (Persero) PT Perusahaan Listrik Negara, MTN, 5.45%, 5/21/28	425,000	499,921
		1,456,421
Ireland — 0.9%
C&W Senior Financing DAC, 6.875%, 9/15/27(1)	200,000	212,870
Israel — 1.0%
Energean Israel Finance Ltd., 4.50%, 3/30/24(1)	200,000	203,651
Leviathan Bond Ltd., 5.75%, 6/30/23(1)	10,000	10,423
		214,074
Kazakhstan — 1.1%
KazMunayGas National Co. JSC, 5.75%, 4/19/47	200,000	249,028
Luxembourg — 7.3%
B2W Digital Lux Sarl, 4.375%, 12/20/30(1)	200,000	200,275
FEL Energy VI Sarl, 5.75%, 12/1/40(1)	198,923	211,896
Guara Norte Sarl, 5.20%, 6/15/34(1)	196,458	202,480
Hidrovias International Finance SARL, 4.95%, 2/8/31(1)	200,000	201,674
Kenbourne Invest SA, 4.70%, 1/22/28(1)	200,000	202,807
Kernel Holding SA, 6.50%, 10/17/24(1)	200,000	213,884
MC Brazil Downstream Trading SARL, 7.25%, 6/30/31(1)	200,000	208,462
Millicom International Cellular SA, 4.50%, 4/27/31(1)	200,000	208,768
		1,650,246
Mauritius — 0.9%
HTA Group Ltd., 7.00%, 12/18/25(1)	200,000	212,136
Mexico — 9.3%
BBVA Bancomer SA, VRN, 5.125%, 1/18/33(1)	200,000	208,771
Cemex SAB de CV, 5.20%, 9/17/30(1)	200,000	219,500
41

Emerging Markets Bond ETF
	Principal Amount	Value
Cemex SAB de CV, 3.875%, 7/11/31(1)	$200,000	$206,021
Cometa Energia SA de CV, 6.375%, 4/24/35(1)	182,800	215,403
Grupo Televisa SAB, 4.625%, 1/30/26	200,000	223,038
Minera Mexico SA de CV, 4.50%, 1/26/50(1)	200,000	228,319
Orbia Advance Corp. SAB de CV, 1.875%, 5/11/26(1)	225,000	227,029
Petroleos Mexicanos, 6.49%, 1/23/27	200,000	212,138
Petroleos Mexicanos, 6.50%, 6/2/41	150,000	134,911
Sigma Alimentos SA de CV, 4.125%, 5/2/26(1)	200,000	219,352
		2,094,482
Morocco — 1.1%
OCP SA, 6.875%, 4/25/44	200,000	244,698
Multinational — 0.9%
Digicel International Finance Ltd. / Digicel International Holdings Ltd., 8.75%, 5/25/24(1)	200,000	208,000
Netherlands — 6.8%
Embraer Netherlands Finance BV, 6.95%, 1/17/28(1)	200,000	228,267
Greenko Dutch BV, 3.85%, 3/29/26(1)	200,000	204,290
IHS Netherlands Holdco BV, 8.00%, 9/18/27(1)	200,000	216,300
Petrobras Global Finance BV, 6.875%, 1/20/40	220,000	263,514
Prosus NV, 3.68%, 1/21/30(1)	200,000	208,396
VEON Holdings BV, 3.375%, 11/25/27(1)	200,000	203,785
VTR Finance NV, 6.375%, 7/15/28(1)	200,000	212,552
		1,537,104
Panama — 0.9%
Cable Onda SA, 4.50%, 1/30/30(1)	200,000	212,550
Peru — 0.9%
Petroleos del Peru SA, 4.75%, 6/19/32	200,000	209,255
Saudi Arabia — 1.0%
Saudi Arabian Oil Co., MTN, 4.25%, 4/16/39	200,000	229,392
Singapore — 1.8%
Continuum Energy Levanter Pte Ltd., 4.50%, 2/9/27(1)	198,500	204,802
Medco Bell Pte Ltd., 6.375%, 1/30/27(1)	200,000	203,619
		408,421
Spain — 0.9%
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 5.375%, 12/30/30(1)	200,000	198,770
United Kingdom — 0.9%
MARB BondCo plc, 3.95%, 1/29/31(1)	200,000	195,340
United States — 4.8%
DAE Funding LLC, 3.375%, 3/20/28(1)	400,000	414,997
GUSAP III LP, 4.25%, 1/21/30(1)	250,000	276,925
Kosmos Energy Ltd., 7.50%, 3/1/28(1)	200,000	190,128
Sasol Financing USA LLC, 5.50%, 3/18/31	200,000	211,756
		1,093,806
TOTAL CORPORATE BONDS (Cost $13,168,989)		13,178,069
SOVEREIGN GOVERNMENTS AND AGENCIES — 35.8%
Argentina — 0.9%
Argentine Republic Government International Bond, 1.125%, 7/9/35	550,000	193,331
42

Emerging Markets Bond ETF
	Principal Amount	Value
Armenia — 0.8%
Republic of Armenia International Bond, 3.60%, 2/2/31	$200,000	$189,652
Azerbaijan — 1.0%
Republic of Azerbaijan International Bond, 4.75%, 3/18/24	200,000	216,728
Belarus — 0.8%
Republic of Belarus International Bond, 5.875%, 2/24/26	200,000	185,388
Bolivia — 0.8%
Bolivian Government International Bond, 4.50%, 3/20/28	200,000	183,002
Brazil — 2.5%
Brazilian Government International Bond, 4.75%, 1/14/50	600,000	569,256
Colombia — 1.1%
Colombia Government International Bond, 7.375%, 9/18/37	200,000	260,240
Costa Rica — 0.9%
Costa Rica Government International Bond, 7.00%, 4/4/44	200,000	207,502
Dominican Republic — 1.2%
Dominican Republic International Bond, 6.40%, 6/5/49	250,000	274,627
Ecuador — 1.1%
Ecuador Government International Bond, 1.00%, 7/31/35	350,000	253,753
Egypt — 1.4%
Egypt Government International Bond, 8.875%, 5/29/50	300,000	322,514
Ghana — 1.1%
Ghana Government International Bond, 8.63%, 6/16/49	250,000	240,598
Iraq — 0.9%
Iraq International Bond, 5.80%, 1/15/28	218,750	210,322
Ivory Coast — 1.0%
Ivory Coast Government International Bond, 5.75%, 12/31/32	234,000	238,488
Jamaica — 1.3%
Jamaica Government International Bond, 7.875%, 7/28/45	200,000	285,002
Jordan — 1.0%
Jordan Government International Bond, 7.375%, 10/10/47	200,000	215,875
Kenya — 1.0%
Republic of Kenya Government International Bond, 8.25%, 2/28/48	200,000	227,114
Mexico — 2.6%
Mexico Government International Bond, 4.75%, 4/27/32	225,000	261,241
Mexico Government International Bond, 6.05%, 1/11/40	250,000	319,690
		580,931
Nigeria — 1.3%
Nigeria Government International Bond, MTN, 7.625%, 11/28/47	300,000	303,352
Oman — 1.4%
Oman Government International Bond, 6.75%, 1/17/48	300,000	307,474
Pakistan — 1.0%
Pakistan Government International Bond, 8.25%, 9/30/25	200,000	217,607
Panama — 1.0%
Panama Government International Bond, 4.50%, 4/16/50	200,000	230,266
Paraguay — 1.0%
Paraguay Government International Bond, 5.00%, 4/15/26	200,000	227,252
Russia — 1.2%
Russian Foreign Bond - Eurobond, 5.625%, 4/4/42	200,000	265,742
Senegal — 0.9%
Senegal Government International Bond, 6.25%, 5/23/33	200,000	215,137

43

Emerging Markets Bond ETF
	Principal Amount/Shares	Value
South Africa — 1.5%
Republic of South Africa Government International Bond, 5.875%, 9/16/25	$300,000	$339,593
Sri Lanka — 0.7%
Sri Lanka Government International Bond, 5.875%, 7/25/22	200,000	153,000
Tunisia — 1.6%
Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25	400,000	353,607
Turkey — 1.4%
Turkey Government International Bond, 6.35%, 8/10/24	300,000	317,797
Ukraine — 1.4%
Ukraine Government International Bond, 7.25%, 3/15/33	300,000	317,412
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $8,054,638)		8,102,562
PREFERRED STOCKS — 2.1%
Mauritius — 0.9%
Network i2i Ltd., 3.98%	200,000	202,985
Mexico — 1.2%
Banco Mercantil del Norte SA, 8.375%(1)	220,000	265,628
TOTAL PREFERRED STOCKS (Cost $468,027)		468,613
TEMPORARY CASH INVESTMENTS — 2.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class	378,844	378,844
U.S. Treasury Bills, 0.04%, 10/7/21(2)(3)	$250,000	249,991
TOTAL TEMPORARY CASH INVESTMENTS (Cost $628,834)		628,835
TOTAL INVESTMENT SECURITIES — 98.9% (Cost $22,320,488)		22,378,079
OTHER ASSETS AND LIABILITIES — 1.1%		258,319
TOTAL NET ASSETS — 100.0%		$22,636,398

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	5	December 2021	$1,101,640	$148
U.S. Treasury 5-Year Notes	5	December 2021	618,594	498
U.S. Treasury Ultra Bonds	3	December 2021	591,844	(2,162)
			$2,312,078	$(1,516)

^Amount represents value and unrealized appreciation (depreciation).

44

NOTES TO SCHEDULE OF INVESTMENTS
MTN	-	Medium Term Note
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $10,098,903, which represented 44.6% of total net assets.
(2)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts. At the period end, the aggregate value of securities pledged was $26,999.
(3)The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.
45

AUGUST 31, 2021

Multisector Income ETF
	Principal Amount	Value
CORPORATE BONDS — 58.5%
Aerospace and Defense — 0.4%
TransDigm, Inc., 4.625%, 1/15/29(1)	$320,000	$316,400
Air Freight and Logistics — 0.4%
GXO Logistics, Inc., 1.65%, 7/15/26(1)	300,000	300,825
Airlines — 1.3%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	320,000	337,680
United Airlines Pass Through Trust, 4.875%, 7/15/27	355,015	374,153
United Airlines, Inc., 4.625%, 4/15/29(1)	320,000	332,408
		1,044,241
Auto Components — 0.4%
Goodyear Tire & Rubber Co. (The), 5.00%, 7/15/29(1)	320,000	338,880
Automobiles — 0.4%
Ford Motor Co., 4.35%, 12/8/26	320,000	345,150
Banks — 0.5%
Intesa Sanpaolo SpA, 4.95%, 6/1/42(1)	400,000	415,272
Biotechnology — 0.5%
HCRX Investments Holdco LP, 4.50%, 8/1/29(1)	380,000	385,448
Building Products — 0.4%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	325,000	348,156
Capital Markets — 4.9%
Ares Capital Corp., 2.875%, 6/15/28	92,000	93,878
Ares Finance Co. III LLC, VRN, 4.125%, 6/30/51(1)	250,000	256,315
Bain Capital Specialty Finance, Inc., 2.95%, 3/10/26	400,000	411,769
BlackRock TCP Capital Corp., 2.85%, 2/9/26	210,000	215,042
CI Financial Corp., 4.10%, 6/15/51	200,000	216,383
Deutsche Bank AG, VRN, 4.30%, 5/24/28	435,000	450,666
FS KKR Capital Corp., 3.40%, 1/15/26	233,000	243,207
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 5/15/27	500,000	520,002
LPL Holdings, Inc., 4.375%, 5/15/31(1)	160,000	165,826
Owl Rock Capital Corp., 3.40%, 7/15/26	200,000	209,417
Owl Rock Technology Finance Corp., 2.50%, 1/15/27	550,000	553,439
Prospect Capital Corp., 3.71%, 1/22/26	735,000	759,379
		4,095,323
Chemicals — 0.3%
Tronox, Inc., 4.625%, 3/15/29(1)	250,000	253,800
Commercial Services and Supplies — 0.4%
GFL Environmental, Inc., 4.00%, 8/1/28(1)	325,000	322,975
Communications Equipment — 1.2%
CommScope, Inc., 8.25%, 3/1/27(1)	770,000	812,697
CommScope, Inc., 4.75%, 9/1/29(1)	150,000	152,087
		964,784
Construction and Engineering — 0.6%
Arcosa, Inc., 4.375%, 4/15/29(1)	80,000	82,497
IHS Netherlands Holdco BV, 8.00%, 9/18/27	400,000	430,598
		513,095
Construction Materials — 0.4%
SRM Escrow Issuer LLC, 6.00%, 11/1/28(1)	320,000	339,600
46

Multisector Income ETF
	Principal Amount	Value
Consumer Finance — 0.5%
Navient Corp., 4.875%, 3/15/28	$385,000	$392,300
Diversified Financial Services — 0.4%
Midcap Financial Issuer Trust, 5.625%, 1/15/30(1)	360,000	358,706
Electric Utilities — 1.3%
FEL Energy VI Sarl, 5.75%, 12/1/40(1)	198,923	211,896
FEL Energy VI Sarl, 5.75%, 12/1/40(1)	596,770	635,689
Inkia Energy Ltd., 5.875%, 11/9/27	200,000	203,752
		1,051,337
Energy Equipment and Services — 0.5%
Guara Norte Sarl, 5.20%, 6/15/34(1)	392,916	404,959
Entertainment — 0.4%
Live Nation Entertainment, Inc., 3.75%, 1/15/28(1)	320,000	320,608
Equity Real Estate Investment Trusts (REITs) — 6.2%
EPR Properties, 4.75%, 12/15/26	360,000	389,003
EPR Properties, 4.95%, 4/15/28	495,000	535,099
IIP Operating Partnership LP, 5.50%, 5/25/26(1)	500,000	525,400
Iron Mountain, Inc., 4.875%, 9/15/29(1)	470,000	496,343
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 3.875%, 2/15/29(1)	325,000	344,950
MPT Operating Partnership LP / MPT Finance Corp., 3.50%, 3/15/31	400,000	412,510
National Health Investors, Inc., 3.00%, 2/1/31	385,000	381,721
Omega Healthcare Investors, Inc., 3.375%, 2/1/31	195,000	201,319
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 5.875%, 10/1/28(1)	90,000	95,963
RHP Hotel Properties LP / RHP Finance Corp., 4.75%, 10/15/27	121,000	126,214
RHP Hotel Properties LP / RHP Finance Corp., 4.50%, 2/15/29(1)	338,000	342,715
Spirit Realty LP, 4.00%, 7/15/29	230,000	258,531
Tanger Properties LP, 2.75%, 9/1/31	300,000	292,814
Vornado Realty LP, 3.40%, 6/1/31	180,000	188,321
XHR LP, 4.875%, 6/1/29(1)	523,000	539,344
		5,130,247
Food and Staples Retailing — 1.0%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.875%, 2/15/30(1)	325,000	355,063
United Natural Foods, Inc., 6.75%, 10/15/28(1)	405,000	437,906
		792,969
Food Products — 1.6%
MARB BondCo plc, 3.95%, 1/29/31(1)	895,000	874,146
US Foods, Inc., 4.75%, 2/15/29(1)	405,000	415,125
		1,289,271
Health Care Providers and Services — 1.0%
CHS / Community Health Systems, Inc., 6.875%, 4/15/29(1)	410,000	426,400
Tenet Healthcare Corp., 6.125%, 10/1/28(1)	370,000	391,275
		817,675
Hotels, Restaurants and Leisure — 3.2%
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(1)	400,000	406,500
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(1)	320,000	324,944
Carnival Corp., 5.75%, 3/1/27(1)	245,000	250,798
Hilton Domestic Operating Co., Inc., 3.75%, 5/1/29(1)	295,000	301,281
47

Multisector Income ETF
	Principal Amount	Value
Penn National Gaming, Inc., 4.125%, 7/1/29(1)	$400,000	$400,008
Scientific Games International, Inc., 7.25%, 11/15/29(1)	320,000	357,600
Studio City Finance Ltd., 5.00%, 1/15/29(1)	300,000	296,143
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/29(1)	325,000	323,781
		2,661,055
Household Durables — 0.4%
Mattamy Group Corp., 4.625%, 3/1/30(1)	325,000	333,572
Independent Power and Renewable Electricity Producers — 0.4%
Calpine Corp., 4.625%, 2/1/29(1)	325,000	326,495
Insurance — 2.4%
American International Group, Inc., 6.25%, 5/1/36	125,000	176,155
American International Group, Inc., 4.50%, 7/16/44	140,000	173,772
Global Atlantic Fin Co., VRN, 4.70%, 10/15/51(1)	465,000	476,932
Sammons Financial Group, Inc., 3.35%, 4/16/31(1)	220,000	229,271
SBL Holdings, Inc., 5.00%, 2/18/31(1)	485,000	522,326
SBL Holdings, Inc., VRN, 6.50%, 11/13/26(1)	440,000	436,700
		2,015,156
Internet and Direct Marketing Retail — 1.6%
B2W Digital Lux Sarl, 4.375%, 12/20/30(1)	840,000	841,155
Prosus NV, 3.68%, 1/21/30(1)	200,000	208,396
QVC, Inc., 4.375%, 9/1/28	250,000	256,506
		1,306,057
IT Services — 0.5%
MoneyGram International, Inc., 5.375%, 8/1/26(1)	432,000	441,180
Machinery — 0.4%
GrafTech Finance, Inc., 4.625%, 12/15/28(1)	320,000	326,800
Media — 4.8%
AMC Networks, Inc., 4.25%, 2/15/29	505,000	501,844
CSC Holdings LLC, 7.50%, 4/1/28(1)	320,000	350,800
CSC Holdings LLC, 5.75%, 1/15/30(1)	800,000	846,416
Sinclair Television Group, Inc., 5.875%, 3/15/26(1)	395,000	404,875
Sinclair Television Group, Inc., 4.125%, 12/1/30(1)	445,000	435,599
Sirius XM Radio, Inc., 5.50%, 7/1/29(1)	124,000	135,935
TEGNA, Inc., 4.625%, 3/15/28	206,000	214,044
ViacomCBS, Inc., VRN, 6.25%, 2/28/57	245,000	279,794
VTR Finance NV, 6.375%, 7/15/28(1)	800,000	850,208
		4,019,515
Metals and Mining — 5.6%
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(1)	325,000	342,469
CSN Resources SA, 4.625%, 6/10/31(1)	800,000	831,840
First Quantum Minerals Ltd., 6.875%, 3/1/26	400,000	418,490
GUSAP III LP, 4.25%, 1/21/30(1)	200,000	221,540
HTA Group Ltd., 7.00%, 12/18/25(1)	800,000	848,544
Indonesia Asahan Aluminium Persero PT, 5.45%, 5/15/30(1)	805,000	942,091
Kaiser Aluminum Corp., 4.50%, 6/1/31(1)	320,000	332,045
Novelis Corp., 4.75%, 1/30/30(1)	325,000	346,531
United States Steel Corp., 6.875%, 3/1/29	325,000	355,469
		4,639,019
Mortgage Real Estate Investment Trusts (REITs) — 0.7%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.75%, 6/15/29(1)	540,000	552,825
48

Multisector Income ETF
	Principal Amount	Value
Multiline Retail — 0.7%
JSM Global Sarl, 4.75%, 10/20/30(1)	$600,000	$623,760
Oil, Gas and Consumable Fuels — 7.1%
Antero Resources Corp., 5.375%, 3/1/30(1)	320,000	326,091
Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/25(1)	320,000	346,403
California Resources Corp., 7.125%, 2/1/26(1)	80,000	84,022
Callon Petroleum Co., 8.00%, 8/1/28(1)	40,000	38,561
Comstock Resources, Inc., 5.875%, 1/15/30(1)	320,000	321,278
CrownRock LP / CrownRock Finance, Inc., 5.00%, 5/1/29(1)	320,000	329,197
EQM Midstream Partners LP, 4.50%, 1/15/29(1)	320,000	325,208
Geopark Ltd., 5.50%, 1/17/27(1)	800,000	800,408
Hess Corp., 4.30%, 4/1/27	600,000	667,156
MC Brazil Downstream Trading SARL, 7.25%, 6/30/31(1)	300,000	312,693
MEG Energy Corp., 5.875%, 2/1/29(1)	325,000	335,142
Occidental Petroleum Corp., 6.375%, 9/1/28	205,000	243,477
Occidental Petroleum Corp., 6.125%, 1/1/31	200,000	242,119
Petroleos Mexicanos, 4.25%, 1/15/25	200,000	203,600
Petroleos Mexicanos, 6.875%, 8/4/26	600,000	656,064
Petrorio Luxembourg Sarl, 6.125%, 6/9/26(1)	300,000	308,190
Southwestern Energy Co., 5.375%, 3/15/30	325,000	338,574
		5,878,183
Paper and Forest Products — 0.3%
Sylvamo Corp., 7.00%, 9/1/29(1)(2)	250,000	259,159
Pharmaceuticals — 1.0%
AdaptHealth LLC, 4.625%, 8/1/29(1)	405,000	406,640
Bausch Health Cos., Inc., 4.875%, 6/1/28(1)	400,000	411,500
		818,140
Semiconductors and Semiconductor Equipment — 0.2%
Qorvo, Inc., 4.375%, 10/15/29	146,000	162,060
Qorvo, Inc., 3.375%, 4/1/31(1)	46,000	49,038
		211,098
Software — 0.5%
NCR Corp., 5.125%, 4/15/29(1)	415,000	430,806
Specialty Retail — 1.0%
Ambience Merger Sub, Inc., 7.125%, 7/15/29(1)	160,000	160,400
LBM Acquisition LLC, 6.25%, 1/15/29(1)	320,000	322,240
Rent-A-Center, Inc., 6.375%, 2/15/29(1)	325,000	350,594
		833,234
Technology Hardware, Storage and Peripherals — 0.3%
EMC Corp., 3.375%, 6/1/23	272,000	281,180
Thrifts and Mortgage Finance — 1.3%
Freedom Mortgage Corp., 6.625%, 1/15/27(1)	370,000	354,856
Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27(1)	410,000	432,550
PennyMac Financial Services, Inc., 5.375%, 10/15/25(1)	320,000	331,533

		1,118,939
Wireless Telecommunication Services — 1.1%
Kenbourne Invest SA, 4.70%, 1/22/28(1)	400,000	405,614
T-Mobile USA, Inc., 3.50%, 4/15/31(1)	240,000	255,840
49

Multisector Income ETF
	Principal Amount/Shares	Value
Vodafone Group plc, VRN, 4.125%, 6/4/81	$240,000	$243,856
		905,310
TOTAL CORPORATE BONDS (Cost $48,441,038)		48,523,504
COLLATERALIZED LOAN OBLIGATIONS — 11.7%
Arbor Realty Commercial Real Estate Notes Ltd., Series 2018-FL1, Class D, VRN, 3.15%, (1-month LIBOR plus 3.05%), 6/15/28(1)	350,000	350,728
Ares CLO Ltd., Series 2015-2A, Class DR, VRN, 3.23%, (3-month LIBOR plus 3.10%), 4/17/33(1)	800,000	798,783
Ares XLIX CLO Ltd., Series 2018-49A, Class C, VRN, 2.09%, (3-month LIBOR plus 1.95%), 7/22/30(1)	500,000	499,822
BDS Ltd., Series 2020-FL5, Class D, VRN, 2.66%, (SOFR plus 2.61%), 2/16/37(1)	380,000	379,795
CARLYLE US CLO Ltd., Series 2017-4A, Class B, VRN, 1.98%, (3-month LIBOR plus 1.85%), 1/15/30(1)	1,205,000	1,201,441
CarVal CLO III Ltd., Series 2019-2A, Class CR, VRN, 4.22%, (3-month LIBOR plus 1.95%), 7/20/32(1)	500,000	501,247
Deer Creek CLO Ltd., Series 2017-1A, Class D, VRN, 3.08%, (3-month LIBOR plus 2.95%), 10/20/30(1)	800,000	794,850
Madison Park Funding XIX Ltd., Series 2015-19A, Class DR, VRN, 4.49%, (3-month LIBOR plus 4.35%), 1/22/28(1)	475,000	475,278
Magnetite XV Ltd., Series 2015-15A, Class DR, VRN, 2.875%, (3-month LIBOR plus 2.75%), 7/25/31(1)	505,000	505,505
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class C, VRN, 2.83%, (3-month LIBOR plus 2.70%), 4/16/31(1)	800,000	784,945
Octagon Investment Partners 37 Ltd., Series 2018-2A, Class C, VRN, 2.98%, (3-month LIBOR plus 2.85%), 7/25/30(1)	650,000	645,087
OHA Credit Funding 1 Ltd., Series 2018-1A, Class D, VRN, 3.18%, (3-month LIBOR plus 3.05%), 10/20/30(1)	500,000	501,752
OHA Credit Partners XV Ltd., Series 2017-15A, Class D, VRN, 2.58%, (3-month LIBOR plus 2.45%), 1/20/30(1)	400,000	391,298
Palmer Square CLO Ltd., Series 2015-2A, Class CR2, VRN, 2.88%, (3-month LIBOR plus 2.75%), 7/20/30(1)	750,000	749,990
Palmer Square Loan Funding 2021-1 Ltd., Series 2021-1A, Class B, VRN, 1.93%, (3-month LIBOR plus 1.80%), 4/20/29(1)	750,000	750,192
Tryon Park CLO Ltd., Series 2013-1A, Class CR, VRN, 2.83%, (3-month LIBOR plus 2.70%), 4/15/29(1)	375,000	375,188
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $9,714,134)		9,705,901
PREFERRED STOCKS — 11.0%
Banks — 5.9%
Banco Mercantil del Norte SA, 8.375%(1)	800,000	965,719
Banco Santander SA, 4.75%	235,000	241,016
Bank of America Corp., 5.875%	600,000	684,750
Barclays plc, 4.375%	400,000	406,120
Citigroup, Inc., 3.875%	440,000	453,750
Citigroup, Inc., 5.35%	300,000	310,275
Huntington Bancshares, Inc., 5.625%	60,000	71,176
JPMorgan Chase & Co., 4.60%	1,145,000	1,193,033
M&T Bank Corp., 3.50%	123,000	125,583
50

Multisector Income ETF
	Principal Amount/Shares	Value
Truist Financial Corp., 5.125%	450,000	$487,237
		4,938,659
Capital Markets — 1.8%
Bank of New York Mellon Corp. (The), 3.70%	400,000	420,600
Charles Schwab Corp. (The), Series H, 4.00%	710,000	739,287
Goldman Sachs Group, Inc. (The), 3.80%	300,000	306,900
		1,466,787
Consumer Finance — 1.7%
Ally Financial, Inc., 4.70%	520,000	542,750
Capital One Financial Corp., 3.95%	400,000	415,500
Discover Financial Services, 5.50%	400,000	432,500
		1,390,750
Trading Companies and Distributors — 1.6%
Air Lease Corp., 4.65%	770,000	809,655
Aircastle Ltd., 5.25%(1)	480,000	482,520
		1,292,175
TOTAL PREFERRED STOCKS (Cost $9,084,618)		9,088,371
ASSET-BACKED SECURITIES — 8.4%
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46(1)	$400,000	401,781
Blackbird Capital Aircraft, Series 2021-1A, Class B, 3.45%, 7/15/46(1)	500,000	508,102
CARS-DB4 LP, Series 2020-1A, Class A4, 3.19%, 2/15/50(1)	399,167	410,723
CARS-DB4 LP, Series 2020-1A, Class B1, 4.17%, 2/15/50(1)	100,000	103,766
CARS-DB4 LP, Series 2020-1A, Class B2, 4.52%, 2/15/50(1)	100,000	105,644
FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.39%, 8/17/38(1)	400,000	401,151
LUNAR AIRCRAFT LTD., Series 2020-1A, Class A SEQ, 3.38%, 2/15/45(1)	328,652	328,651
MACH 1 Cayman Ltd., Series 2019-1, Class A SEQ, 3.47%, 10/15/39(1)	338,668	340,250
MAPS Trust, Series 2021-1A, Class A SEQ, 2.52%, 6/15/46(1)	740,400	750,820
Progress Residential Trust, Series 2021-SFR8, Class E1, 2.38%, 9/17/38(1)(2)	200,000	200,406
Progress Residential Trust, Series 2021-SFR1, Class D, 1.81%, 4/17/38(1)	750,000	748,528
Progress Residential Trust, Series 2021-SFR1, Class E, 2.11%, 4/17/38(1)	261,000	259,881
Progress Residential Trust, Series 2021-SFR1, Class F, 2.76%, 4/17/38(1)	445,000	442,776
SAPPHIRE AVIATION FINANCE II Ltd., Series 2020-1A, Class A SEQ, 3.23%, 3/15/40(1)	213,298	213,371
Slam Ltd., Series 2021-1A, Class B, 3.42%, 6/15/46(1)	494,800	504,277
Start Ltd., Series 2018-1, Class A SEQ, 4.09%, 5/15/43(1)	280,842	281,637
Taco Bell Funding LLC, Series 2021-1A, Class A23 SEQ, 2.54%, 8/25/51(1)	250,000	253,443
Textainer Marine Containers Ltd., Series 2021-3A, Class A SEQ, 1.94%, 8/20/46(1)	500,000	498,750
Trinity Rail Leasing LP, Series 2009-1A, Class A SEQ, 6.66%, 11/16/39(1)	215,565	237,112
TOTAL ASSET-BACKED SECURITIES (Cost $6,961,727)		6,991,069
51

Multisector Income ETF
	Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 4.3%
Private Sponsor Collateralized Mortgage Obligations — 3.3%
Angel Oak Mortgage Trust, Series 2021-3, Class M1, VRN, 2.48%, 5/25/66(1)	$600,000	$605,124
Bellemeade Re Ltd., Series 2021-1A, Class M1B, VRN, 2.25%, (SOFR plus 2.20%), 3/25/31(1)	400,000	410,492
COLT Mortgage Pass-Through Certificates, Series 2021-1R, Class M1, VRN, 2.70%, 5/25/65(1)	400,000	404,021
Credit Suisse Mortgage Trust, Series 2020-AFC1, Class M1, VRN, 2.84%, 2/25/50(1)	400,000	406,416
Oaktown Re V Ltd., Series 2020-2A, Class M1A, VRN, 2.48%, (1-month LIBOR plus 2.40%), 10/25/30(1)	320,366	320,785
Verus Securitization Trust, Series 2021-3, Class M1, VRN, 2.40%, 6/25/66(1)	600,000	603,557
		2,750,395
U.S. Government Agency Collateralized Mortgage Obligations — 1.0%
FHLMC, Series 2021-DNA3, Class M2, VRN, 2.15%, (SOFR plus 2.10%), 10/25/33(1)	400,000	408,680
FNMA, Series 2017-C03, Class 1M2, VRN, 3.08%, (1-month LIBOR plus 3.00%), 10/25/29	398,432	409,514
		818,194
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,572,188)		3,568,589
SOVEREIGN GOVERNMENTS AND AGENCIES — 3.1%
Oman — 1.0%
Oman Government International Bond, 4.75%, 6/15/26	200,000	207,258
Oman Government International Bond, 5.625%, 1/17/28	600,000	635,322
		842,580
South Africa — 1.1%
Republic of South Africa Government International Bond, 5.875%, 6/22/30	800,000	909,642
Turkey — 1.0%
Turkey Government International Bond, 6.875%, 3/17/36	810,000	842,420
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $2,579,537)		2,594,642
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.1%
BXHPP Trust, Series 2021-FILM, Class D, VRN, 1.60%, (1-month LIBOR plus 1.50%), 8/15/36(1)	300,000	301,172
BXHPP Trust, Series 2021-FILM, Class E, VRN, 2.10%, (1-month LIBOR plus 2.00%), 8/15/36(1)	250,000	251,056
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class C, VRN, 1.98%, (1-month LIBOR plus 1.90%), 7/25/36(1)	350,000	350,767
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $900,000)		902,995
CONVERTIBLE BONDS — 0.5%
Mortgage Real Estate Investment Trusts (REITs) — 0.5%
Apollo Commercial Real Estate Finance, Inc., 4.75%, 8/23/22 (Cost $390,220)	385,000	392,238
U.S. TREASURY SECURITIES — 0.2%
U.S. Treasury Notes, 0.125%, 5/31/23(3) (Cost $144,714)	145,000	144,887

52

Multisector Income ETF
	Shares	Value
TEMPORARY CASH INVESTMENTS — 2.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $1,812,334)	1,812,334	$1,812,334
TOTAL INVESTMENT SECURITIES — 101.0% (Cost $83,600,510)		83,724,530
OTHER ASSETS AND LIABILITIES — (1.0)%		(820,772)
TOTAL NET ASSETS — 100.0%		$82,903,758

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	117	December 2021	$25,778,391	$3,462

^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	35	December 2021	$4,670,859	$2,119
U.S. Treasury 10-Year Ultra Notes	35	December 2021	5,180,547	2,213
U.S. Treasury Long Bonds	10	December 2021	1,629,688	2,856
U.S. Treasury Ultra Bonds	1	December 2021	197,281	585
			$11,678,375	$7,773
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $57,111,956, which represented 68.9% of total net assets.
(2)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts. At the period end, the aggregate value of securities pledged was $150,906.

See Notes to Financial Statements.
53

Statements of Assets and Liabilities

AUGUST 31, 2021
	Diversified Corporate Bond ETF	Diversified Municipal Bond ETF
Assets
Investment securities, at value (cost of $151,062,277 and $158,387,519, respectively) — including $2,198,543 and $— of securities on loan, respectively	$152,501,777	$162,901,331
Investment made with cash collateral received for securities on loan, at value (cost of $2,260,543)	2,260,543	—
Total investment securities, at value (cost of $153,322,820 and $158,387,519, respectively)	154,762,320	162,901,331
Deposits with broker for futures contracts	205,194	—
Receivable for investments sold	—	20,333
Receivable for capital shares sold	—	2,773,915
Receivable for variation margin on futures contracts	8,063	—
Interest receivable	1,150,757	1,458,045
Securities lending receivable	491	—
	156,126,825	167,153,624

Liabilities
Payable for collateral received for securities on loan	2,260,543	—
Payable for investments purchased	1,000,000	3,453,372
Accrued management fees	37,829	37,346
	3,298,372	3,490,718

Net Assets	$152,828,453	$163,662,906

Shares outstanding (unlimited number of shares authorized)	2,900,000	2,950,000

Net Asset Value Per Share	$52.70	$55.48

Net Assets Consist of:
Capital paid in	$151,430,343	$159,033,454
Distributable earnings	1,398,110	4,629,452
	$152,828,453	$163,662,906

See Notes to Financial Statements.

54

AUGUST 31, 2021
	Emerging Markets Bond ETF	Multisector Income ETF
Assets
Investment securities, at value (cost of $22,320,488 and $83,600,510, respectively)	$22,378,079	$83,724,530
Cash	8,250	—
Receivable for investments sold	268,234	822,243
Receivable for variation margin on futures contracts	—	17,545
Interest receivable	278,881	755,012
	22,933,444	85,319,330

Liabilities
Payable for investments purchased	286,410	2,392,235
Payable for variation margin on futures contracts	3,266	—
Accrued management fees	7,370	23,337
	297,046	2,415,572

Net Assets	$22,636,398	$82,903,758

Shares outstanding (unlimited number of shares authorized)	450,000	1,650,000

Net Asset Value Per Share	$50.30	$50.24

Net Assets Consist of:
Capital paid in	$22,501,895	$82,672,660
Distributable earnings	134,503	231,098
	$22,636,398	$82,903,758

See Notes to Financial Statements.
55

Statements of Operations

YEAR ENDED AUGUST 31, 2021
	Diversified Corporate Bond ETF	Diversified Municipal Bond ETF
Investment Income (Loss)
Income:
Interest	$2,883,041	$2,124,542
Securities lending, net	2,087	—
	2,885,128	2,124,542

Expenses:
Management fees	404,984	291,223
Other expenses	162	—
	405,146	291,223

Net investment income (loss)	2,479,982	1,833,319

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (Note 4)	4,970,933	917,946
Futures contract transactions	(215,071)	—
Swap agreement transactions	(13,563)	—
	4,742,299	917,946

Change in net unrealized appreciation (depreciation) on:
Investments	(3,005,853)	2,060,753
Futures contracts	(15,524)	—
	(3,021,377)	2,060,753

Net realized and unrealized gain (loss)	1,720,922	2,978,699

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,200,904	$4,812,018

See Notes to Financial Statements.

56

PERIOD ENDED AUGUST 31, 2021
	Emerging Markets Bond ETF(1)	Multisector Income ETF(1)
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $242 and $—, respectively)	$164,994	$288,951

Expenses:
Management fees	14,009	29,294
Other expenses	5	53
	14,014	29,347

Net investment income (loss)	150,980	259,604

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (Note 4)	(29,182)	(146,301)
Futures contract transactions	25,550	35,220
	(3,632)	(111,081)

Change in net unrealized appreciation (depreciation) on:
Investments	57,591	124,020
Futures contracts	(1,516)	11,235
	56,075	135,255

Net realized and unrealized gain (loss)	52,443	24,174

Net Increase (Decrease) in Net Assets Resulting from Operations	$203,423	$283,778
(1)June 29, 2021 (fund inception) through August 31, 2021.

See Notes to Financial Statements.

57

Statements of Changes in Net Assets

YEARS ENDED AUGUST 31, 2021 AND AUGUST 31, 2020
	Diversified Corporate Bond ETF		Diversified Municipal Bond ETF
Increase (Decrease) in Net Assets	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020
Operations
Net investment income (loss)	$2,479,982	$2,547,168	$1,833,319	$1,076,197
Net realized gain (loss)	4,742,299	1,164,787	917,946	(45,346)
Change in net unrealized appreciation (depreciation)	(3,021,377)	2,286,080	2,060,753	1,218,506
Net increase (decrease) in net assets resulting from operations	4,200,904	5,998,035	4,812,018	2,249,357

Distributions to Shareholders
From earnings	(4,110,980)	(2,757,995)	(1,763,405)	(1,008,385)

Capital Share Transactions
Proceeds from shares sold	128,687,765	53,754,775	101,658,311	39,014,895
Payments for shares redeemed	(97,214,495)	(105,286)	(8,220,745)	—
Other capital	5,379	36,377	159,216	78,029
Net increase (decrease) in net assets from capital share transactions	31,478,649	53,685,866	93,596,782	39,092,924

Net increase (decrease) in net assets	31,568,573	56,925,906	96,645,395	40,333,896

Net Assets
Beginning of period	121,259,880	64,333,974	67,017,511	26,683,615
End of period	$152,828,453	$121,259,880	$163,662,906	$67,017,511

Transactions in Shares of the Funds
Sold	2,450,000	1,050,000	1,850,000	750,000
Redeemed	(1,850,000)	(2,000)	(150,000)	—
Net increase (decrease) in shares of the funds	600,000	1,048,000	1,700,000	750,000

See Notes to Financial Statements.

58

PERIOD ENDED AUGUST 31, 2021
	Emerging Markets Bond ETF(1)	Multisector Income ETF(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$150,980	$259,604
Net realized gain (loss)	(3,632)	(111,081)
Change in net unrealized appreciation (depreciation)	56,075	135,255
Net increase (decrease) in net assets resulting from operations	203,423	283,778

Distributions to Shareholders
From earnings	(68,920)	(52,680)

Capital Share Transactions
Proceeds from shares sold	22,501,450	82,595,250
Other capital	445	77,410
Net increase (decrease) in net assets from capital share transactions	22,501,895	82,672,660

Net increase (decrease) in net assets	22,636,398	82,903,758

Net Assets
End of period	$22,636,398	$82,903,758

Transactions in Shares of the Funds
Sold	450,000	1,650,000
(1)June 29, 2021 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
59

Notes to Financial Statements

AUGUST 31, 2021

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Diversified Corporate Bond ETF (Diversified Corporate Bond ETF), American Century Diversified Municipal Bond ETF (Diversified Municipal Bond ETF), American Century Emerging Markets Bond ETF (Emerging Markets Bond ETF) and American Century Multisector Income ETF (Multisector Income ETF) (collectively, the funds) are four funds in a series issued by the trust. Diversified Corporate Bond ETF’s investment objective is to seek to provide current income. Diversified Municipal Bond ETF’s investment objective is to seek current income that is exempt from federal income tax. Emerging Markets Bond ETF's investment objective is to seek to provide current income and capital appreciation. Multisector Income ETF's investment objective is to seek to provide a high level of current income and total return. Shares of each fund are listed for trading on the NYSE Arca, Inc. Emerging Markets Bond ETF and Multisector Income ETF incepted on June 29, 2021.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

60

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the funds determine that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the funds may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the funds to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The funds monitor for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The funds also monitor for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The funds may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the funds segregate assets on their books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the funds designate a sufficient amount of liquid assets, marked-to-market daily. The funds may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually. Each fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
61

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2021.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Diversified Corporate Bond ETF
Corporate Bonds	$2,260,543	—	—	—	$2,260,543
Gross amount of recognized liabilities for securities lending transactions					$2,260,543
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 42%, 89% and 97% of the shares of Diversified Corporate Bond ETF, Emerging Markets Bond ETF and Multisector Income ETF, respectively. Various funds issued by American Century Municipal Trust own, in aggregate, 7% of the shares of Diversified Municipal Bond ETF. Related parties do not invest in the funds for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

The annual management fee for each fund is as follows:

Annual Management Fee
Diversified Corporate Bond ETF	0.29%
Diversified Municipal Bond ETF	0.29%
Emerging Markets Bond ETF	0.39%
Multisector Income ETF	0.35%

Interfund Transactions — The funds may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

62

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2021 were as follows:

	Diversified Corporate Bond ETF	Diversified Municipal Bond ETF	Emerging Markets Bond ETF(1)	Multisector Income ETF(1)
Purchases of U.S. Treasury and Government Agency obligations	$3,448,830	—	—	$13,641,072
Purchases of other investment securities	$252,844,315	$102,550,911	$3,512,609	$42,531,478
Total Purchases	$256,293,145	$102,550,911	$3,512,609	$56,172,550

Sales of U.S. Treasury and Government Agency obligations	$3,120,898	—	—	$14,102,494
Sales of other investment securities	$242,386,914	$13,394,368	$1,317,925	$16,209,039
Total Sales	$245,507,812	$13,394,368	$1,317,925	$30,311,533
(1)June 29, 2021 (fund inception) through August 31, 2021.

Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2021 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Diversified Corporate Bond ETF	$119,556,435	$95,039,221	$4,234,038
Diversified Municipal Bond ETF	$4,547,195	$7,551,215	$939,923
Emerging Markets Bond ETF(1)	$19,542,934	—	—
Multisector Income ETF(1)	$56,112,325	—	—
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.
(1)June 29, 2021 (fund inception) through August 31, 2021.

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

6. Fair Value Measurements

The funds’ investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).
63

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds’ portfolio holdings.

Diversified Corporate Bond ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$149,381,767	—
U.S. Treasury Securities	—	1,748,770	—
Temporary Cash Investments	$1,371,240	—	—
Temporary Cash Investments - Securities Lending Collateral	2,260,543	—	—
	$3,631,783	$151,130,537	—
Other Financial Instruments
Futures Contracts	$5,628	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$21,152	—	—

Diversified Municipal Bond ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Municipal Securities	—	$154,282,672	—
Temporary Cash Investments	$8,618,659	—	—
	$8,618,659	$154,282,672	—

Emerging Markets Bond ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$13,178,069	—
Sovereign Governments and Agencies	—	8,102,562	—
Preferred Stocks	—	468,613	—
Temporary Cash Investments	$378,844	249,991	—
	$378,844	$21,999,235	—
Other Financial Instruments
Futures Contracts	$646	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$2,162	—	—
64

Multisector Income ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$48,523,504	—
Collateralized Loan Obligations	—	9,705,901	—
Preferred Stocks	—	9,088,371	—
Asset-Backed Securities	—	6,991,069	—
Collateralized Mortgage Obligations	—	3,568,589	—
Sovereign Governments and Agencies	—	2,594,642	—
Commercial Mortgage-Backed Securities	—	902,995	—
Convertible Bonds	—	392,238	—
U.S. Treasury Securities	—	144,887	—
Temporary Cash Investments	$1,812,334	—	—
	$1,812,334	$81,912,196	—
Other Financial Instruments
Futures Contracts	$11,235	—	—

7. Derivative Instruments

Credit Risk — The funds are subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

The funds' average notional amount to credit risk derivative instruments held during the period were as follows:

Diversified Corporate Bond ETF	$3,600,000

Interest Rate Risk — The funds are subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities.

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The funds' average notional exposure to interest rate risk derivative instruments held during the period were as follows:

	Futures Contracts Purchased	Futures Contracts Sold
Diversified Corporate Bond ETF	$19,799,622	$16,573,273
Emerging Markets Bond ETF	$1,590,557	—
Multisector Income ETF	$15,607,656	$6,291,625

Value of Derivative Instruments as of August 31, 2021

	Asset Derivatives		Liability Derivatives
Fund / Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Diversified Corporate Bond ETF
Interest Rate Risk	Receivable for variation margin on futures contracts*	$8,063	Payable for variation margin on futures contracts*	—

Emerging Markets Bond ETF
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$3,266

Multisector Income ETF
Interest Rate Risk	Receivable for variation margin on futures contracts*	$17,545	Payable for variation margin on futures contracts*	—
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2021 (except as noted)

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund / Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Diversifed Corporate Bond ETF
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(13,563)	Change in net unrealized appreciation (depreciation) on swap agreements	—
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(215,071)	Change in net unrealized appreciation (depreciation) on futures contracts	$(15,524)
		$(228,634)		$(15,524)

Emerging Markets Bond ETF(1)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$25,550	Change in net unrealized appreciation (depreciation) on futures contracts	$(1,516)

Multisector Income ETF(1)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$35,220	Change in net unrealized appreciation (depreciation) on futures contracts	$11,235
(1)June 29, 2021 (fund inception) through August 31, 2021.
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8. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The funds may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The funds may invest in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The majority of Emerging Markets Bond ETF and Multisector Income ETF are owned by a relatively small number of shareholders. To the extent that a large shareholder (including a fund of funds) invests in the funds, the funds may experience relatively large redemptions as such shareholder reallocates its assets. In the event of a large shareholder redemption, the ongoing operations of the funds may be at risk.

A fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the funds.

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2021 and August 31, 2020 (except as noted) were as follows:

	2021			2020
	Distributions Paid From:			Distributions Paid From:
	Exempt Income	Ordinary Income	Long-term Capital Gains	Exempt Income	Ordinary Income	Long-term Capital Gains
Diversified Corporate Bond ETF	—	$3,561,445	$549,535	—	$2,704,848	$53,147
Diversified Municipal Bond ETF	$1,763,405	—	—	$1,008,385	—	—
Emerging Markets Bond ETF(1)	—	$68,920	—	N/A	N/A	N/A
Multisector Income ETF(1)	—	$52,680	—	N/A	N/A	N/A
(1)June 29, 2021 (fund inception) through August 31, 2021.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
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The reclassifications, which are primarily due to in kind transactions, were as follows:

	Diversified Corporate Bond ETF	Diversified Municipal Bond ETF	Emerging Markets Bond ETF	Multisector Income ETF
Capital paid in	$4,372,473	$939,922	—	—
Distributable earnings	$(4,372,473)	$(939,922)	—	—

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Diversified Corporate Bond ETF	Diversified Municipal Bond ETF	Emerging Markets Bond ETF	Multisector Income ETF
Federal tax cost of investments	$153,323,874	$158,388,573	$22,320,488	$83,602,239
Gross tax appreciation of investments	$1,478,724	$4,629,701	$163,658	$291,339
Gross tax depreciation of investments	(40,278)	(116,943)	(106,067)	(169,048)
Net tax appreciation (depreciation) of investments	$1,438,446	$4,512,758	$57,591	$122,291
Undistributed ordinary income	—	—	$82,060	$207,200
Undistributed exempt income	—	$195,427	—	—
Accumulated short-term capital losses	—	$(67,852)	$(5,148)	$(98,393)
Accumulated long-term capital losses	—	$(10,881)	—	—
Post-October capital loss deferral	$(40,336)	—	—	—

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on futures contracts. The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes for Emerging Markets Bond ETF.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Diversified Corporate Bond ETF
2021	$52.72	0.93	0.66	1.59	(1.39)	(0.22)	(1.61)	0.00(4)	$52.70	3.08%	0.29%	1.77%	182%	$152,828
2020	$51.38	1.28	1.47	2.75	(1.40)	(0.03)	(1.43)	0.02	$52.72	5.48%	0.29%	2.50%	174%	$121,260
2019	$48.77	1.67	2.45	4.12	(1.54)	—	(1.54)	0.03	$51.38	8.70%	0.39%	3.37%	35%	$64,334
2018(5)	$50.00	0.96	(1.41)	(0.45)	(0.82)	—	(0.82)	0.04	$48.77	(0.77)%	0.45%(6)	3.09%(6)	38%	$12,291

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)Per-share amount was less than $0.005.
(5)January 11, 2018 (fund inception) through August 31, 2018.
(6)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Diversified Municipal Bond ETF
2021	$53.61	1.00	1.83	2.83	(1.05)	0.09	$55.48	5.50%	0.29%	1.82%	14%	$163,663
2020	$53.37	1.19	0.11	1.30	(1.15)	0.09	$53.61	2.66%	0.29%	2.26%	23%	$67,018
2019(4)	$50.00	1.36	3.16	4.52	(1.25)	0.10	$53.37	9.42%	0.29%(5)	2.74%(5)	19%	$26,684

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 10, 2018 (fund inception) through August 31, 2019.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Emerging Markets Bond ETF
2021(4)	$50.00	0.36	0.11	0.47	(0.17)	0.00(5)	$50.30	0.95%	0.39%(6)	4.14%(6)	7%	$22,636

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)June 29, 2021 (fund inception) through August 31, 2021.
(5)Per-share amount was less than $0.005.
(6)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Multisector Income ETF
2021(4)	$50.00	0.27	0.02	0.29	(0.13)	0.08	$50.24	0.75%	0.35%(5)	3.08%(5)	75%	$82,904

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)June 29, 2021 (fund inception) through August 31, 2021.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century Diversified Corporate Bond ETF, American Century Diversified Municipal Bond ETF, American Century Emerging Markets Bond ETF, and American Century Multisector Income ETF (the “Funds”), four of the funds constituting the American Century ETF Trust, as of August 31, 2021, the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting American Century ETF Trust as of August 31, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
American Century Diversified Corporate Bond ETF	For the year ended August 31, 2021	For the years ended August 31, 2021 and 2020	For the years ended August 31, 2021, 2020, and 2019, and the period from January 11, 2018 (fund inception) through August 31, 2018
American Century Diversified Municipal Bond ETF	For the year ended August 31, 2021	For the years ended August 31, 2021 and 2020	For the years ended August 31, 2021 and 2020, and the period from September 10, 2018 (fund inception) through August 31, 2019
American Century Emerging Markets Bond ETF	For the period June 29, 2021 (fund inception) through August 31, 2021
American Century Multisector Income ETF	For the period June 29, 2021 (fund inception) through August 31, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 18, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	31	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	69	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	31	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	103	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang and Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management,The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

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Approval of Management Agreements
American Century Emerging Markets Bond ETF
American Century Multisector Income ETF
At a meeting held on March 11, 2021, the Funds’ Board of Trustees unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the American Century Emerging Markets Bond ETF and American Century Multisector Income ETF (collectively the "New Funds"). Under Section 15(c) of the Investment Company Act, new contracts for investment advisory services are required to be approved by a majority of a fund’s independent trustees and to be evaluated on an annual basis thereafter.

In advance of the Board’s consideration, the Advisor provided information concerning the New Funds. The materials circulated and the discussions held detailed the investment objective and strategy proposed to be utilized by the Advisor, the New Funds’ characteristics and key attributes, the rationale for launching the New Funds, the experience of the staff designated to manage the New Funds, the proposed pricing, and the markets in which the New Funds would be sold. The information considered and the discussions held included, but were not limited to:

•the nature, extent, and quality of investment management and other services to be provided to the New Funds;
•the wide range of other programs and services the Advisor would provide to each New Fund and its shareholders on a routine and non-routine basis;
•each New Fund’s proposed investment objective and strategy, including a discussion of its anticipated investment performance and proposed benchmark;
•the cost of owning each New Fund compared to the cost of owning similar funds;
•the Advisor’s compliance policies, procedures, and regulatory experience; and
•any collateral benefits derived by the Advisor from the management of the New Funds.

Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing each New Fund’s fee to the total expense ratio of expected peer funds. The annual management fees charged to shareholders of each of the New Funds were anticipated to be below the median of the total expense ratios of their respective peer universe.

When considering the approval of the management agreement for the New Funds, the independent Trustees considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the fact that the Advisor will assume a substantial part of the start-up costs of the New Funds and the risk that the New Funds will not grow to a level that will become profitable to the Advisor. The Board considered the position that the New Funds would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Trustees’ familiarity with the Advisor. A majority of the Board oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century Investments’ complex. As such, the Trustees have confidence in the Advisor’s integrity and competence in providing services to the New Funds.

The independent Trustees considered all of the information provided by the Advisor and the independent Trustees’ independent counsel in connection with the approval, and evaluated such information for the New Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. The independent Trustees concluded that the overall arrangements between the New Funds and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be provided and should be approved.

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American Century Diversified Corporate Bond ETF
American Century Diversified Municipal Bond ETF
At a meeting held on June 3, 2021, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for American Century Diversified Corporate Bond ETF and American Century Diversified Municipal Bond ETF (collectively the "Existing Funds"). Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Existing Funds and the services provided to each Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to each Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to each Fund and its shareholders on a routine and non-routine basis;
•the investment performance of each Fund, including data comparing each Fund's performance to appropriate benchmarks and/or a peer group of other funds with similar investment objectives and strategies;
•the cost of owning each Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Existing Funds’ service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to each Fund, the profitability of each Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor;
•possible economies of scale associated with the Advisor’s management of each Fund; and
•possible collateral benefits to the Advisor from the management of the Existing Funds.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Existing Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Existing Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The performance for American Century Diversified Municipal Bond ETF was above its benchmark for the one-year and since inception periods reviewed by the Board, and the performance for the American Century Diversified Corporate Bond ETF was below its benchmark for the one-year and since inception periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Existing Funds to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Existing Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided,
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staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Existing Funds, its profitability in managing each Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Existing Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Existing Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Existing Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Existing Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Existing Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the American Century Diversified Corporate Bond ETF was below the median of the total expense ratios of its peer expense universe and was within the range of its peer expense group. The unified fee charged to shareholders of the American Century Diversified Municipal Bond ETF was below the median of the total expense ratios of its peer expense universe and was the lowest of its peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Existing Funds.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Existing Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Existing Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Existing Funds were reasonable by comparison.

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Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Existing Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Existing Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Existing Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Existing Funds and the Advisor should be renewed.
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Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Funds' investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

Diversified Corporate Bond ETF hereby designates $688,701, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended August 31, 2021.

Diversified Corporate Bond ETF hereby designates $723,345 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended August 31, 2021.

Diversified Corporate Bond ETF utilized earnings and profits of $140,126 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Diversified Municipal Bond ETF designates $1,763,405 as exempt interest dividends for the fiscal year ended August 31, 2021.

For nonresident alien shareholders, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions as qualified interest income for the fiscal year ended August 31, 2021.

Diversified Corporate Bond ETF	Diversified Municipal Bond ETF	Emerging Markets Bond ETF	Multisector Income ETF
$3,006,982	—	$2,992	$31,256

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Contact Us	americancenturyetfs.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-ACI-ETFS
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American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96946 2110

Annual Report

August 31, 2021

American Century® Focused Dynamic Growth ETF (FDG)
American Century® Focused Large Cap Value ETF (FLV)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

The funds utilize the ActiveShares® methodology licensed from Precidian Investments, LLC (Precidian). Precidian’s products and services are protected by domestic and international intellectual property protections, including, without limitation, the following issued patents and pending patent applications: 7813987, 8285624, 7925562, 13011746, 14528658, 14208966, 16196560.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancenturyetfs.com.

Upbeat Backdrop Bolstered Stocks

Global equities and other risk-on assets rallied for the 12-month period, benefiting from ongoing central bank and federal government support. These programs helped sustain investor confidence and bolster the economic landscape, despite ongoing challenges from COVID-19 and the inconsistent lifting of virus-related restrictions.

In general, data on U.S. manufacturing, employment, housing and corporate earnings were upbeat. Additionally, expanding COVID-19 vaccine availability and two federal coronavirus aid packages also helped promote investor optimism. Outside the U.S., economies recovered but at a slower pace. Virus outbreaks and slower vaccine rollouts led to lingering lockdowns in some regions.

Against this backdrop, inflation rose, but central banks remained supportive. In the U.S., where annual consumer inflation hit a 13-year high, the Federal Reserve (Fed) insisted temporary supply chain disruptions and other transient factors were at play. The Fed left interest rates unchanged but hinted it may start hiking rates in 2023, sooner than its previous timetable of 2024.

Despite ongoing pandemic-related challenges, including the emergence of the delta variant of COVID-19, stocks remained in favor and delivered strong 12-month returns. The U.S. generally outperformed other developed markets, as the S&P 500 Index returned more than 31%. Value stocks generally outperformed growth stocks, while small caps significantly outpaced large caps. The broad U.S. Treasury market declined, but credit-sensitive fixed-income securities, including corporate and municipal bonds, delivered gains.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to the spread of the delta variant. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization, and fiscal and monetary policy likely will sway market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Focused Dynamic Growth ETF (FDG)
Total Returns as of August 31, 2021		Average Annual Returns
	1 Year	Since Inception	Inception Date
Net Asset Value	27.61%	72.66%	3/31/2020
Market Price	27.43%	72.60%	3/31/2020
Russell 1000 Growth Index	28.53%	60.21%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the Cboe BZX Exchange, Inc.

Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over Life of Fund
$10,000 investment made March 31, 2020

Value on August 31, 2021
Net Asset Value — $21,708

Russell 1000 Growth Index — $19,521

Total Annual Fund Operating Expenses
0.45%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, Henry He, Prabha Ram and Rene Casis

Fund Strategy

American Century Focused Dynamic Growth ETF is an actively managed fund that seeks long-term capital growth. We look for liquid stocks of early and rapid stage growth companies we believe will increase in value over time. We make investment decisions based primarily on fundamental analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. The fund invests primarily in securities of large-capitalization companies but may invest in companies of any market capitalization. The fund normally invests in a relatively limited number of companies, generally 30 to 45 securities, but may incorporate more securities to account for liquidity constraints.

Performance Review

The fund returned 27.43% on a market price basis for its fiscal year ended August 31, 2021. On a net asset value (NAV) basis, the fund returned 27.61%. For the same time period, the Russell 1000 Growth Index, the fund’s benchmark, returned 28.53%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Consumer Staples Weighed on Performance

Our holdings of beverage companies hampered performance in the consumer staples sector. The Boston Beer Co. missed earnings expectations and lowered forward guidance, largely due to lower-than-expected demand and increased competition in the hard seltzer market, which hurt sales of its Truly brand. We think the company remains an incredibly innovative, well-run business and that the stock is attractive. Constellation Brands also detracted on concerns about rising input costs for its beer brands.

Other Detractors

Salesforce.com offers cloud-based customer relationship software and enjoyed strong growth in 2020. The stock was vulnerable to profit-taking and fell sharply following its announced acquisition of Slack Technologies, a messaging platform. We believe it’s a good fit strategically, but some investors focused on Slack’s near-term losses. Not owning the gaming and artificial intelligence chipmaker NVIDIA hampered relative performance. With respect to the NVIDIA underweight, we preferred to own niche chipmakers because of their unique competitive position or companies further down the value chain closer to end markets.

Several portfolio holdings reported strong results but were victims of the market’s swing away from growth and toward value-oriented stocks in late 2020 and early 2021. Investors moved to cyclical stocks that were expected to benefit from the economic recovery and away from the high-growth stocks that outperformed for most of 2020. Cloud-based secure-identification software company Okta was one such holding. Another was RingCentral, a provider of cloud communications software, which lagged despite reporting better-than-anticipated revenue and earnings. The online education company Chegg reported solid subscriber and revenue growth in the most recent quarter. However, investors worried that a return to in-person education in many countries might limit growth going forward.

Consumer Discretionary Benefited Performance

Tesla was a top contributor in the consumer discretionary sector. Tesla is an innovative, early stage growth company that is fundamentally changing the electric vehicle market and potentially transforming other adjacent markets as well (autonomous vehicles, commercial trucking, solar, energy storage, manufacturing processes). It continued to benefit from solid fundamental results and strong demand for its vehicles. The company reached its goal of nearly 500,000 vehicles
4

delivered in 2020. The global market is estimated at around 80 million vehicles per year, so market share gains, new products (semitractor and pickup trucks) and energy business opportunities (solar and battery) help position the company for sustained growth.

Several information technology holdings were top contributors. The billing and payments company Bill.com Holdings enjoyed strong subscriber and transaction growth. It continued to make attractive acquisitions, such as buying Invoice2go, whose software helps small businesses and freelancers manage their businesses more efficiently. Square, an early stage mobile payments company with tremendous growth potential, reported better-than-expected earnings. The company benefited from optimism about continued growth trends in its Cash App business, while its merchant-based business showed signs of stabilizing after being negatively impacted by the COVID-19 virus. Slack Technologies, a messaging software company, rose sharply following the announcement that it would be acquired by salesforce.com. We eliminated our position as a result of that transaction. DocuSign, the leading electronic signature company, reported strong year-over-year revenue and earnings growth. The results were significantly above investor expectations and above pre-pandemic growth levels. DocuSign continued to see elevated customer usage, a positive sign the business may be able to maintain recent elevated growth rates.

Portfolio Positioning

The fund typically holds stakes in a relatively small number of companies in the early and rapid phases of growth. We seek companies that we believe are positioned for sustained, above-average growth over time driven by innovation. The fund’s sector allocations are primarily the result of this investment process emphasizing growth and individual security selection. The portfolio’s holdings are concentrated among companies that we view as having good management teams, have produced strong earnings growth and that have demonstrated their unique value proposition for customers. We believe these companies are well-positioned competitively going forward.

5

Fund Characteristics

AUGUST 31, 2021

Focused Dynamic Growth ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Software	18.8%
IT Services	14.1%
Interactive Media and Services	11.3%
Biotechnology	8.6%
Internet and Direct Marketing Retail	6.7%
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Performance

Focused Large Cap Value ETF (FLV)
Total Returns as of August 31, 2021		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	29.19%	38.21%	3/31/2020
Market Price	29.14%	38.27%	3/31/2020
Russell 1000 Value Index	36.44%	44.62%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the Cboe BZX Exchange, Inc.

Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over Life of Fund
$10,000 investment made March 31, 2020

Value on August 31, 2021
Net Asset Value — $15,829

Russell 1000 Value Index — $16,881

Total Annual Fund Operating Expenses
0.42%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: Phillip Davidson, Kevin Toney, Michael Liss, Brian Woglom, Adam Krenn, Philip Sundell and Rene Casis

Performance Summary

American Century Focused Large Cap Value ETF returned 29.14% on a market price basis over the 12-month period ending August 31, 2021. On a net asset value (NAV) basis, the fund returned 29.19%. The fund’s benchmark, the Russell 1000 Value Index, returned 36.44% during the same period. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

The portfolio’s overweight as well as several of the portfolio’s holdings in the consumer staples and health care sectors detracted from relative performance. On the other hand, security selection in the information technology and industrials sectors positively impacted results.

Consumer Staples and Health Care Detracted

During the reporting period, investors rotated out of many consumer staples companies that benefited from the COVID-19-induced lockdowns and into companies that were more likely to benefit from economic reopening. As a result, some of the portfolio’s largest individual detractors were consumer staples holdings, including Unilever and Mondelez International. In addition, Unilever reported disappointing profits for the second half of 2020, further pressuring the stock. We continue to hold Unilever in the portfolio because we believe its valuation is compelling. We are also attracted to the company’s geographic end markets, as nearly two-thirds of its sales are derived from developing markets. Mondelez, a multinational food, beverage and confectionary company, also underperformed. However, as the global economy recovers from the pandemic, we believe Mondelez will recover from temporary pressures on sales in emerging markets and convenience stores. Our analysis shows the company offers a strong balance sheet and compelling brands with leading market shares.

In the health care sector, pharmaceutical company Johnson & Johnson was a notable detractor. The stock was pressured by a temporary pause in the company’s COVID-19 vaccine rollout after six cases of a rare blood clot were found. Also, the U.S. Supreme Court denied hearing a talcum powder case, forcing Johnson & Johnson to pay a $2 billion verdict. Medical device companies Becton Dickinson and Co. and Medtronic also underperformed as the delta variant and a spike in COVID-19 cases led to a decline in elective procedures. This also pushed the timeline out for the return to normal levels for these procedures.

Atmos Energy was another notable detractor. Like many other utilities, this large Texas-based natural gas distributor underperformed the broad market due to lack of exposure to the reopening trade and the potential for higher interest rates.

Information Technology and Industrials Contributed

The information technology sector was an area of strength. Lack of exposure to several of the benchmark’s names in the IT services industry was beneficial. In addition, our position in F5 Networks helped performance. This application services company outperformed after the company announced a $1 billion stock buyback plan, increased its margin targets to a level closer to historic levels and updated its business transition from hardware to software. The company also posted strong earnings. Oracle was another notable contributor. The software company outperformed after announcing earnings that showed momentum in cloud revenue and continued growth in enterprise resource planning.

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Other key contributors included industrials holdings Johnson Controls International and Emerson Electric. Johnson Controls outperformed after providing better-than-expected cash flow guidance for 2021, a cost-cutting program and long-term margin improvement targets. Emerson Electric, a higher-quality electrical company, continued to execute on its restructuring actions, driving market expansion through the economic downturn. Additionally, Emerson’s disciplined capital allocation supported free cash flow growth and a dividend increase.

While security selection in the financials sector was negative overall, The Bank of New York Mellon and Chubb were among the portfolio’s top individual contributors. The Bank of New York Mellon outperformed after announcing higher earnings and better-than-expected guidance. Improved fee income offset a headwind from lower interest rates. In addition, the company announced a 10% dividend increase and $6 billion share repurchase authorization that exceeded expectations. Insurance company Chubb outperformed after posting results that featured rising margins due to price increases on its commercial policies.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

Our bottom-up investment process has led us to higher-quality health care companies with compelling risk/reward profiles. We have found attractive valuations in pharmaceuticals and believe the risks of regulatory actions within the industry have diminished. In addition, we believe medical equipment companies should benefit as the demand for elective procedures normalizes after experiencing volatility since the onset of the pandemic. The portfolio also ended the period with an overweight in consumer staples relative to the benchmark. Within the sector, we have identified companies that fit our investment process well due to their attractive valuations and stable business models.

On the other hand, as of August 31, 2021, the portfolio did not hold any positions in the consumer discretionary sector. It has been difficult for us to find higher-quality consumer discretionary companies with sustainable business models. The portfolio is also underweight in communication services, as many companies in the sector have relatively volatile business models and more leveraged balance sheets.

9

Fund Characteristics

AUGUST 31, 2021

Focused Large Cap Value ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	0.2%

Top Five Industries	% of net assets
Pharmaceuticals	10.1%
Insurance	9.7%
Health Care Equipment and Supplies	8.5%
Electrical Equipment	6.3%
Banks	6.1%
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Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2021 to August 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own.Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Expenses Paid During Period(1) 3/1/21 - 8/31/21	Annualized Expense Ratio(1)
Focused Dynamic Growth ETF
Actual	$1,000	$1,162.00	$2.45	0.45%
Hypothetical	$1,000	$1,022.94	$2.29	0.45%
Focused Large Cap Value ETF
Actual	$1,000	$1,147.00	$2.27	0.42%
Hypothetical	$1,000	$1,023.09	$2.14	0.42%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

11

Schedules of Investments

AUGUST 31, 2021

Focused Dynamic Growth ETF
	Shares	Value
COMMON STOCKS — 99.1%
Automobiles — 6.0%
Tesla, Inc.(1)	18,676	$13,740,307
Beverages — 4.6%
Boston Beer Co., Inc. (The), Class A(1)	5,308	3,026,675
Constellation Brands, Inc., Class A	36,064	7,614,553
		10,641,228
Biotechnology — 8.6%
Alnylam Pharmaceuticals, Inc.(1)	24,098	4,854,060
Argenx SE, ADR(1)	7,077	2,342,629
Ascendis Pharma A/S, ADR(1)	3,617	566,893
Biogen, Inc.(1)	7,556	2,560,804
Blueprint Medicines Corp.(1)	26,720	2,492,174
Regeneron Pharmaceuticals, Inc.(1)	10,328	6,954,875
		19,771,435
Capital Markets — 4.7%
Intercontinental Exchange, Inc.	27,747	3,316,599
S&P Global, Inc.	17,030	7,558,254
		10,874,853
Diversified Consumer Services — 2.7%
Chegg, Inc.(1)	74,419	6,193,149
Electrical Equipment — 1.5%
Rockwell Automation, Inc.	10,842	3,528,529
Electronic Equipment, Instruments and Components — 2.0%
Cognex Corp.	53,084	4,704,304
Energy Equipment and Services — 0.8%
Cactus, Inc., Class A	47,296	1,774,073
Entertainment — 3.0%
Netflix, Inc.(1)	12,178	6,931,596
Equity Real Estate Investment Trusts (REITs) — 1.2%
SBA Communications Corp.	7,391	2,653,147
Health Care Equipment and Supplies — 3.7%
Intuitive Surgical, Inc.(1)	6,729	7,089,405
Silk Road Medical, Inc.(1)	26,316	1,560,013
		8,649,418
Hotels, Restaurants and Leisure — 2.9%
Chipotle Mexican Grill, Inc.(1)	2,233	4,250,136
DraftKings, Inc., Class A(1)	41,931	2,486,089
		6,736,225
Interactive Media and Services — 11.3%
Alphabet, Inc., Class C(1)	5,026	14,621,840
Facebook, Inc., Class A(1)	30,185	11,451,585
		26,073,425
Internet and Direct Marketing Retail — 6.7%
Amazon.com, Inc.(1)	4,477	15,538,727
IT Services — 14.1%
BigCommerce Holdings, Inc.(1)	28,577	1,701,475
12

Focused Dynamic Growth ETF
	Shares	Value
Mastercard, Inc., Class A	15,950	$5,522,368
Okta, Inc.(1)	27,458	7,237,929
Square, Inc., Class A(1)	36,664	9,828,518
Visa, Inc., Class A	36,197	8,292,733
		32,583,023
Machinery — 2.4%
Westinghouse Air Brake Technologies Corp.	62,615	5,622,201
Professional Services — 0.8%
Verisk Analytics, Inc.	9,548	1,926,404
Semiconductors and Semiconductor Equipment — 1.7%
Monolithic Power Systems, Inc.	8,061	3,989,631
Software — 18.8%
Adobe, Inc.(1)	3,749	2,488,211
Bill.com Holdings, Inc.(1)	58,006	15,916,266
DocuSign, Inc.(1)	41,774	12,375,130
Paylocity Holding Corp.(1)	9,999	2,691,731
RingCentral, Inc., Class A(1)	7,634	1,925,753
salesforce.com, Inc.(1)	30,538	8,100,815
		43,497,906
Textiles, Apparel and Luxury Goods — 1.6%
NIKE, Inc., Class B	22,955	3,781,607
TOTAL COMMON STOCKS (Cost $162,174,322)		229,211,188
TEMPORARY CASH INVESTMENTS — 0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $2,205,265)	2,205,265	2,205,265
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $164,379,587)		231,416,453
OTHER ASSETS AND LIABILITIES†		(31,448)
TOTAL NET ASSETS — 100.0%		$231,385,005

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
13

AUGUST 31, 2021

Focused Large Cap Value ETF
	Shares	Value
COMMON STOCKS — 99.1%
Aerospace and Defense — 3.3%
Lockheed Martin Corp.	11,059	$3,979,028
Raytheon Technologies Corp.	55,987	4,745,458
		8,724,486
Banks — 6.1%
JPMorgan Chase & Co.	66,713	10,670,744
Truist Financial Corp.	96,568	5,510,170
		16,180,914
Beverages — 1.5%
PepsiCo, Inc.	25,126	3,929,455
Building Products — 1.4%
Johnson Controls International plc	50,963	3,812,032
Capital Markets — 3.4%
Bank of New York Mellon Corp. (The)	162,184	8,955,800
Commercial Services and Supplies — 2.0%
Republic Services, Inc.	41,982	5,211,226
Communications Equipment — 4.5%
Cisco Systems, Inc.	172,315	10,170,031
F5 Networks, Inc.(1)	8,306	1,690,853
		11,860,884
Construction Materials — 0.3%
Martin Marietta Materials, Inc.	2,169	826,931
Containers and Packaging — 1.1%
Sonoco Products Co.	44,209	2,886,848
Diversified Financial Services — 4.4%
Berkshire Hathaway, Inc., Class B(1)	41,101	11,745,433
Diversified Telecommunication Services — 3.3%
Verizon Communications, Inc.	158,119	8,696,545
Electric Utilities — 3.2%
Duke Energy Corp.	38,712	4,051,598
Pinnacle West Capital Corp.	58,064	4,465,122
		8,516,720
Electrical Equipment — 6.3%
ABB Ltd., ADR	151,028	5,586,526
Emerson Electric Co.	76,364	8,056,402
Hubbell, Inc.	14,132	2,912,746
		16,555,674
Electronic Equipment, Instruments and Components — 1.4%
TE Connectivity Ltd.	25,390	3,814,086
Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.	2,276	664,979
Food and Staples Retailing — 1.4%
Walmart, Inc.	25,234	3,737,155
Food Products — 3.3%
Conagra Brands, Inc.	105,602	3,497,538
Mondelez International, Inc., Class A	84,262	5,230,143
		8,727,681
Gas Utilities — 2.8%
Atmos Energy Corp.	74,650	7,279,122
14

Focused Large Cap Value ETF
	Shares	Value
Health Care Equipment and Supplies — 8.5%
Becton Dickinson and Co.	25,807	$6,495,622
Medtronic plc	95,114	12,695,817
Zimmer Biomet Holdings, Inc.	21,737	3,270,331
		22,461,770
Health Care Providers and Services — 2.6%
UnitedHealth Group, Inc.	9,593	3,993,278
Universal Health Services, Inc., Class B	18,925	2,947,758
		6,941,036
Health Care Technology — 2.5%
Cerner Corp.	86,840	6,630,234
Household Products — 2.0%
Colgate-Palmolive Co.	35,343	2,754,987
Kimberly-Clark Corp.	17,666	2,434,551
		5,189,538
Industrial Conglomerates — 0.7%
Honeywell International, Inc.	7,740	1,794,983
Insurance — 9.7%
Aflac, Inc.	75,306	4,268,344
Allstate Corp. (The)	23,134	3,129,568
Chubb Ltd.	31,409	5,776,743
Marsh & McLennan Cos., Inc.	46,017	7,233,872
Reinsurance Group of America, Inc.	45,051	5,217,807
		25,626,334
Oil, Gas and Consumable Fuels — 4.6%
Chevron Corp.	54,349	5,259,353
TotalEnergies SE, ADR	155,008	6,865,304
		12,124,657
Personal Products — 3.6%
Unilever plc, ADR	172,414	9,600,012
Pharmaceuticals — 10.1%
Johnson & Johnson	87,812	15,202,892
Merck & Co., Inc.	62,443	4,763,776
Novartis AG, ADR	71,427	6,599,141
		26,565,809
Semiconductors and Semiconductor Equipment — 1.7%
Texas Instruments, Inc.	23,566	4,498,985
Software — 3.1%
Open Text Corp.	65,522	3,592,571
Oracle Corp. (New York)	52,290	4,660,608
		8,253,179
TOTAL COMMON STOCKS (Cost $219,819,793)		261,812,508
TEMPORARY CASH INVESTMENTS — 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $1,658,666)	1,658,666	1,658,666
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $221,478,459)		263,471,174
OTHER ASSETS AND LIABILITIES — 0.2%		652,272
TOTAL NET ASSETS — 100.0%		$264,123,446

15

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.

See Notes to Financial Statements.
16

Statements of Assets and Liabilities

AUGUST 31, 2021
	Focused Dynamic Growth ETF	Focused Large Cap Value ETF
Assets
Investment securities, at value (cost of $164,379,587 and $221,478,459, respectively)	$231,416,453	$263,471,174
Dividends and interest receivable	55,217	745,952
	231,471,670	264,217,126

Liabilities
Accrued management fees	86,665	93,680

Net Assets	$231,385,005	$264,123,446

Shares outstanding (unlimited number of shares authorized)	2,665,000	4,250,000

Net Asset Value Per Share	$86.82	$62.15

Net Assets Consist of:
Capital paid in	$164,827,394	$216,123,971
Distributable earnings	66,557,611	47,999,475
	$231,385,005	$264,123,446

See Notes to Financial Statements.
17

Statements of Operations

YEAR ENDED AUGUST 31, 2021
	Focused Dynamic Growth ETF	Focused Large Cap Value ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $— and $86,152, respectively)	$599,856	$4,512,526
Interest	230	440
	600,086	4,512,966

Expenses:
Management fees	970,529	783,649
Other expenses	—	1,133
	970,529	784,782

Net investment income (loss)	(370,443)	3,728,184

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions (Note 4)	27,904,615	5,086,205
Change in net unrealized appreciation (depreciation) on investments	23,407,498	37,043,077

Net realized and unrealized gain (loss)	51,312,113	42,129,282

Net Increase (Decrease) in Net Assets Resulting from Operations	$50,941,670	$45,857,466

See Notes to Financial Statements.
18

Statements of Changes in Net Assets

YEAR ENDED AUGUST 31, 2021 AND PERIOD ENDED AUGUST 31, 2020
	Focused Dynamic Growth ETF		Focused Large Cap Value ETF
Increase (Decrease) in Net Assets	August 31, 2021	August 31, 2020(1)	August 31, 2021	August 31, 2020(1)
Operations
Net investment income (loss)	$(370,443)	$(63,174)	$3,728,184	$447,175
Net realized gain (loss)	27,904,615	(111,378)	5,086,205	(170,169)
Change in net unrealized appreciation (depreciation)	23,407,498	43,629,368	37,043,077	4,949,638
Net increase (decrease) in net assets resulting from operations	50,941,670	43,454,816	45,857,466	5,226,644

Distributions to Shareholders
From earnings	(21,840)	—	(2,991,009)	(93,626)

Capital Share Transactions
Proceeds from shares sold	59,816,448	165,739,484	138,524,192	77,580,500
Payments for shares redeemed	(88,569,594)	—	—	—
Other capital	4,916	19,105	9,570	9,709
Net increase (decrease) in net assets from capital share transactions	(28,748,230)	165,758,589	138,533,762	77,590,209

Net increase (decrease) in net assets	22,171,600	209,213,405	181,400,219	82,723,227

Net Assets
Beginning of period	209,213,405	—	82,723,227	—
End of period	$231,385,005	$209,213,405	$264,123,446	$82,723,227

Transactions in Shares of the Funds
Sold	780,000	3,075,000	2,560,000	1,690,000
Redeemed	(1,190,000)	—	—	—
Net increase (decrease) in shares of the funds	(410,000)	3,075,000	2,560,000	1,690,000
(1)March 31, 2020 (fund inception) through August 31, 2020.

See Notes to Financial Statements.
19

Notes to Financial Statements

AUGUST 31, 2021

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Focused Dynamic Growth ETF (Focused Dynamic Growth ETF) and American Century Focused Large Cap Value ETF (Focused Large Cap Value ETF) (collectively, the funds) are two funds in a series issued by the trust. Each fund's investment objective is to seek long-term capital growth. Shares of each fund are listed for trading on the Cboe BZX Exchange, Inc. The funds incepted on March 31, 2020.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported NAV per share.

If the funds determine that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the funds may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the funds to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The funds monitor for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The funds also monitor for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The funds may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

20

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. Each fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 36% and 46% of the shares of Focused Dynamic Growth ETF and Focused Large Cap Value ETF, respectively. Related parties do not invest in the funds for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

The annual management fee for each fund is as follows:

Annual Management Fee
Focused Dynamic Growth ETF	0.45%
Focused Large Cap Value ETF	0.42%

21

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2021 were as follows:

	Focused Dynamic Growth ETF	Focused Large Cap Value ETF
Purchases	$93,142,715	$136,939,448
Sales	$59,977,357	$64,922,649

Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2021 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Focused Dynamic Growth ETF	$26,452,081	$86,215,709	$27,414,584
Focused Large Cap Value ETF	$66,806,011	—	—
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

6. Fair Value Measurements

The funds’ investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
As of period end, the funds’ investment securities were classified as Level 1. The Schedules of Investments provide additional information on the funds’ portfolio holdings.

22

7. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2021 and the period March 31, 2020 (fund inception) through August 31, 2020 were as follows:

	2021		2020
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Focused Dynamic Growth ETF	$21,565	$275	—	—
Focused Large Cap Value ETF	$2,991,009	—	$93,626	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications for Focused Dynamic Growth ETF, which are primarily due to in kind transactions, were made to capital paid in $27,817,035 and distributable earnings $(27,817,035).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Focused Dynamic Growth ETF	Focused Large Cap Value ETF
Federal tax cost of investments	$164,516,820	$221,583,620
Gross tax appreciation of investments	$66,931,255	$42,765,478
Gross tax depreciation of investments	(31,622)	(877,924)
Net tax appreciation (depreciation) of investments	$66,899,633	$41,887,554
Undistributed ordinary income	—	$5,594,657
Accumulated long-term gains	—	$517,264
Late-year ordinary loss deferral	$(342,022)	—

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The loss deferrals represent certain qualified losses that the funds have elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
23

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investments Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Focused Dynamic Growth ETF
2021	$68.04	(0.13)	18.92	18.79	(0.01)	0.00(4)	$86.82	27.61%	0.45%	(0.17)%	28%	$231,385
2020(5)	$40.00	(0.04)	28.07	28.03	—	0.01	$68.04	70.11%	0.45%(6)	(0.16)%(6)	27%	$209,213

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)Per-share amount was less than $0.005.
(5)March 31, 2020 (fund inception) through August 31, 2020.
(6)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investments Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Focused Large Cap Value ETF
2021	$48.95	1.14	13.01	14.15	(0.95)	0.00(4)	$62.15	29.19%	0.42%	2.00%	36%	$264,123
2020(5)	$40.00	0.41	8.59	9.00	(0.06)	0.01	$48.95	22.53%	0.42%(6)	2.10%(6)	73%	$82,723

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)Per-share amount was less than $0.005.
(5)March 31, 2020 (fund inception) through August 31, 2020.
(6)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century Focused Dynamic Growth ETF and American Century Focused Large Cap Value ETF (the “Funds”), two of the funds constituting the American Century ETF Trust, as of August 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended August 31, 2021, and the period from March 31, 2020 (fund inception) through August 31, 2020; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting American Century ETF Trust as of August 31, 2021, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the year ended August 31, 2021, and the period from March 31, 2020 (fund inception) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 18, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
26

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	31	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	69	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	31	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	103	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang and Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management,The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
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Approval of Management Agreement

At a meeting held on June 3, 2021, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and the services provided to each Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to each Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to each Fund and its shareholders on a routine and non-routine basis;
•the investment performance of each Fund, including data comparing each Fund's performance to appropriate benchmarks and/or a peer group of other funds with similar investment objectives and strategies;
•the cost of owning each Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Funds’ service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to each Fund, the profitability of each Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor;
•possible economies of scale associated with the Advisor’s management of each Fund; and
•possible collateral benefits to the Advisor from the management of the Funds.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The performance for American Century Focused Dynamic Growth ETF was above its benchmark for the periods reviewed by the Board, and the performance for American Century Focused Large Cap Value ETF was below its benchmark for the periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Funds to be satisfactory and consistent with the management agreement.

30

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of American Century Focused Dynamic Growth ETF was below the median of the total expense ratios of its peer expense universe and was the lowest of its peer expense group. The unified fee charged to shareholders of American Century Focused Large Cap Value ETF was the lowest of the total expense ratios of its peer expense universe and was the lowest of its peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees,
31

costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Funds and the Advisor should be renewed.
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Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Funds' investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2021.

For corporate taxpayers, Focused Dynamic Growth ETF and Focused Large Cap Value ETF hereby designate $21,565 and $2,941,016, respectively, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2021 as qualified for the corporate dividends received deduction.

Focused Dynamic Growth ETF hereby designates $486,721, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended August 31, 2021.

Focused Dynamic Growth ETF hereby designates $21,565 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended August 31, 2021.

Focused Dynamic Growth ETF utilized earnings and profits of $486,446 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
35

Notes

36

Contact Us	americancenturyetfs.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-ACI-ETFS
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96952 2110

Annual Report

August 31, 2021

American Century® Mid Cap Growth Impact ETF (MID)
American Century® Sustainable Equity ETF (ESGA)
American Century® Sustainable Growth ETF (ESGY)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancenturyetfs.com.

Upbeat Backdrop Bolstered Stocks

Global equities and other risk-on assets rallied for the 12-month period, benefiting from ongoing central bank and federal government support. These programs helped sustain investor confidence and bolster the economic landscape, despite ongoing challenges from COVID-19 and the inconsistent lifting of virus-related restrictions.

In general, data on U.S. manufacturing, employment, housing and corporate earnings were upbeat. Additionally, expanding COVID-19 vaccine availability and two federal coronavirus aid packages also helped promote investor optimism. Outside the U.S., economies recovered but at a slower pace. Virus outbreaks and slower vaccine rollouts led to lingering lockdowns in some regions.

Against this backdrop, inflation rose, but central banks remained supportive. In the U.S., where annual consumer inflation hit a 13-year high, the Federal Reserve (Fed) insisted temporary supply chain disruptions and other transient factors were at play. The Fed left interest rates unchanged but hinted it may start hiking rates in 2023, sooner than its previous timetable of 2024.

Despite ongoing pandemic-related challenges, including the emergence of the delta variant of COVID-19, stocks remained in favor and delivered strong 12-month returns. The U.S. generally outperformed other developed markets, as the S&P 500 Index returned more than 31%. Value stocks generally outperformed growth stocks, while small caps significantly outpaced large caps. The broad U.S. Treasury market declined, but credit-sensitive fixed-income securities, including corporate and municipal bonds, delivered gains.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to the spread of the delta variant. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization, and fiscal and monetary policy likely will sway market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Mid Cap Growth Impact ETF (MID)
Total Returns as of August 31, 2021		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	41.78%	49.32%	7/13/2020
Market Price	41.49%	49.41%	7/13/2020
Russell Midcap Growth Index	35.17%	42.22%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over Life of Fund
$10,000 investment made July 13, 2020

Value on August 31, 2021
Net Asset Value — $15,757

Russell Midcap Growth Index — $14,910

Total Annual Fund Operating Expenses
0.45%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Rob Brookby, Nalin Yogasundram and Rene Casis

Fund Strategy

American Century Mid Cap Growth Impact ETF is an actively managed fund that seeks long-term capital growth. The portfolio managers look for stocks of medium-capitalization companies they believe will increase in value over time, using proprietary fundamental research. The initial research process begins by analyzing themes aligned with the United Nations Sustainable Development Goals (SDG) to identify companies that generate, or could generate, social and environmental impact alongside a financial return. We make our investment decisions based primarily on our analysis of individual companies, rather than on broad economic forecasts. We generate an impact thesis to explain current or projected SDG alignment in combination with each security’s fundamental growth profile.

Performance Review

The fund returned 41.49% on a market price basis for the 12-month period ended August 31, 2021. On a net asset value (NAV) basis, the fund returned 41.78%. For the same time period, the Russell Midcap Growth Index, the fund’s benchmark, returned 35.17%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Materials Led Outperformance

Stock selection in the chemicals industry helped drive performance in the materials sector. Albemarle, which provides lithium and other specialty chemicals, was a top contributor. The company performed well as the economy recovered, and it benefited from the long-term trend toward electric vehicles as lithium is a key element in battery production. Stock choices in the consumer discretionary sector also aided performance. Automobile equipment provider Aptiv was a key contributor, benefiting from increased content per vehicle for its advanced safety technology.

Other top contributors included Align Technology. The company makes 3D scanners and clear teeth-straightening aligners, and it reported better-than-expected revenue and earnings. We eliminated the holding. The payments company Square outperformed as its main businesses—small retailers and peer to peer—benefited from the stay-at-home restrictions. Coffee shops and restaurants have had to adjust to new business models, and individuals are increasingly using digital payments. These are secular trends that have been accelerated by the pandemic.

Keysight Technologies struggled during the worst of the pandemic slowdown but bounced back strongly as the economy rebooted. Its networking test equipment is benefiting from the rollout of 5G communications, and the company also benefits from other markets, such as automobiles.

Health Care Detracted

Stock selection in the health care sector weighed on relative performance. Key detractors included Moderna. The stock price of this biotechnology company outperformed after it reported that its COVID-19 vaccine worked well against the virus’s more contagious delta variant. Moderna’s messenger RNA technology is also seen as having potentially wider applications. Our lack of exposure detracted from relative results. Teladoc Health also lagged. The leader in virtual doctor visits prospered during the height of the pandemic but gave back gains as the country began to return to a more normal environment. We eliminated our position.

Other detractors included Splunk. We eliminated this security software stock because the company had execution problems as it moves from an on-premises to a cloud-based subscription service. Additionally, its sales force experienced some leadership changes.

Several portfolio holdings reported strong results but were victims of the market’s swing away from growth and toward value-oriented stocks in late 2020 and early 2021. Investors moved to cyclical stocks that were expected to benefit from the economic recovery and away from the high-growth
4

stocks that outperformed for most of 2020. RingCentral, a provider of cloud-based communications and collaboration software, lagged despite reporting better-than-anticipated revenue and earnings. We eliminated RingCentral. Dexcom, a manufacturer of glucose monitoring systems for diabetes management, underperformed on profit-taking after strong performance. The company’s monitoring system does away with finger sticking for blood samples.

Portfolio Positioning

Our process uses fundamental analysis aimed at identifying mid-capitalization companies producing attractive, sustainable earnings growth. We seek to reduce unintended, nonfundamental risks and align the portfolio with fundamental, company-specific risks that we believe will be rewarded over time. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time. We have been positioning the portfolio for a post-COVID-19 world. As more normal activities resume, we see opportunities aligned with the SDGs in infrastructure build-out, e-commerce, entertainment and other industries across sectors.

A strategy that considers the United Nations Sustainable Development Goals (SDG) criteria may limit the investment opportunities available to a portfolio. Therefore, the portfolio may underperform or perform differently than other portfolios that do not have an SDG investment focus. A portfolio’s SDG investment focus may also result in the portfolio investing in securities or industry sectors that perform differently or maintain a different risk profile than the market generally or compared to underlying holdings that are not screened for SDG standards.
5

Fund Characteristics

AUGUST 31, 2021

Mid Cap Growth Impact ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	97.8%
Temporary Cash Investments	2.1%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
Software	18.4%
Biotechnology	9.6%
Semiconductors and Semiconductor Equipment	8.0%
IT Services	7.3%
Chemicals	6.5%
6

Performance

Sustainable Equity ETF (ESGA)
Total Returns as of August 31, 2021		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	30.65%	39.39%	7/13/2020
Market Price	30.66%	39.49%	7/13/2020
S&P 500 Index	31.17%	39.48%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over Life of Fund
$10,000 investment made July 13, 2020

Value on August 31, 2021
Net Asset Value — $14,575

S&P 500 Index — $14,585

Total Annual Fund Operating Expenses
0.39%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
7

Portfolio Commentary

Portfolio Managers: Justin Brown, Joe Reiland, Rob Bove and Rene Casis

Effective September 2021, Greg Woodhams stepped down as portfolio manager as he will retire from American Century Investments at the end of 2021.

Fund Strategy

American Century Sustainable Equity ETF is an actively managed fund that seeks long-term capital growth. We seek to invest in larger U.S. companies demonstrating both improving business fundamentals and sustainable corporate behaviors to deliver long-term financial returns and positive impacts to the environment, communities and corporate governance. As opposed to avoiding certain sectors entirely, we seek to invest in the most attractive companies within all sectors. A broad investment universe provides investors with both an attractive environmental, social and governance (ESG) profile and the potential for positive risk-adjusted returns over time. We construct our portfolio to intentionally acquire stock-specific risk aligned with our financial and sustainability research, while minimizing relative exposures related to sectors and common factor risks, such as market-capitalization size, volatility and momentum.

Performance Review

The fund returned 30.66% on a market price basis for its fiscal year ended August 31, 2021. On a net asset value (NAV) basis, the fund returned 30.65%. For the same time period, the S&P 500 Index, the fund’s benchmark, returned 31.17%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Materials Detracted

Stock selection in the chemicals industry helped drive underperformance in the materials sector. Air Products and Chemicals was a notable detractor as the company’s margins were impacted by higher input costs in the near term. We still have a favorable view on the company due to growth opportunities in carbon capture technologies and green hydrogen.

Stock choices in the health care sector also hampered performance. Amgen lagged after the biopharmaceutical company reported disappointing trial results for its drug to treat heart failure. Merck & Co. discontinued its pursuit of a COVID-19 vaccine following unfavorable results in early tests. The biopharmaceutical company reported disappointing revenue and earnings, which management attributed to weak drug sales due to the pandemic.

Other detractors included Lockheed Martin. Although the defense contractor reported solid earnings, investors worried about the potential for reduced defense spending under the Biden administration. An underweight position in Wells Fargo & Co. also detracted, as banks generally rose over the period on an improving economic outlook and loan growth. We eliminated Wells Fargo during the period. Our overweight positions in other financials such as Morgan Stanley and Bank of America more than offset the detraction from the Wells Fargo underweight.

Information Technology Was a Top Contributor

Stock selection among semiconductors and semiconductor equipment companies led performance in the information technology sector. ASML Holding, a Netherlands-based semiconductor capital equipment maker, delivered strong quarterly results, exceeding expectations in revenue, earnings and free cash. The company’s unique extreme ultraviolet lithography technology allows semiconductor manufacturers to produce smaller and more efficient chips, which are increasingly in demand and amplified by the current semiconductor shortage.

Elsewhere, Morgan Stanley’s stock was helped by improving sentiment for financials due to positive vaccine news, recovery hopes and strong consumer balance sheets. The acquisitions of E-Trade Financial and Eaton Vance are shifting the business toward more wealth and asset management, which we think should be beneficial. Aptiv, a maker of electronic automobile
8

components, outperformed as investors gave greater appreciation to the company’s long-term outlook in the face of global sustainability mandates, especially in the European Union. Aptiv benefits from higher electrical content in vehicles given its vehicle architecture platform. Johnson Controls International was a notable contributor as the company saw increased demand for its heating, ventilation and air conditioning components, which help provide cleaner air in buildings and greater energy efficiency.

Portfolio Positioning

Our process uses fundamental analysis aimed at identifying growing, large-capitalization companies demonstrating sustainable corporate behaviors. Rather than screen out certain industries or sectors, we seek to identify companies with the strongest fundamental growth and ESG characteristics in each sector. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time.

Using our bottom-up analysis, we have found attractive positions in the internet and catalog retail, specialty retail, textiles, apparel and luxury goods and auto components industries that we believe to be ESG leaders relative to their peers. We have also found what we view as strong growth opportunities in information technology, where we have been able to invest in companies with attractive ESG profiles, including opportunities in the electronic equipment, instruments and components industry leads our positioning. We also like select companies in IT services.

A strategy or emphasis on environmental, social and governance factors (ESG) may limit the investment opportunities available to a portfolio. Therefore, the portfolio may underperform or perform differently than other portfolios that do not have an ESG investment focus. A portfolio’s ESG investment focus may also result in the portfolio investing in securities or industry sectors that perform differently or maintain a different risk profile than the market generally or compared to underlying holdings that are not screened for ESG standards.
9

Fund Characteristics

AUGUST 31, 2021

Sustainable Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
Software	10.0%
Interactive Media and Services	6.9%
Semiconductors and Semiconductor Equipment	5.8%
IT Services	5.3%
Capital Markets	5.0%
10

Performance

Sustainable Growth ETF (ESGY)
Total Returns as of August 31, 2021
	Since Inception	Inception Date
Net Asset Value	7.52%	6/29/2021
Market Price	7.52%	6/29/2021
Russell 1000 Growth Index	6.92%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Total Annual Fund Operating Expenses
0.39%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
11

Portfolio Commentary

Portfolio Managers: Joe Reiland, Rob Bove, Scott Marolf and Rene Casis

Fund Strategy

American Century Sustainable Growth ETF is an actively managed fund that seeks capital appreciation. We seek to invest in larger U.S. companies demonstrating both improving business fundamentals and sustainable corporate behaviors to deliver long-term financial returns and positive impacts to the environment, communities and corporate governance. As opposed to avoiding certain sectors entirely, we seek to invest in the most attractive companies within all sectors. A broad investment universe provides investors with both an attractive environmental, social and governance (ESG) profile and the potential for positive risk-adjusted returns over time. We construct our portfolio to intentionally acquire stock-specific risk aligned with our financial and sustainability research, while minimizing relative exposures related to sectors and common factor risks, such as market-capitalization size, volatility and momentum.

Performance Review

The fund returned 7.52%* on a market price basis for the period from the fund’s inception on June 29, 2021, through the fund’s fiscal year-end on August 31, 2021. On a net asset value (NAV) basis, the fund returned 7.52%. For the same time period, the Russell 1000 Growth Index, the fund’s benchmark, returned 6.92%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.
Industrials and Communication Services Led Performance

Stock selection among road and rail companies led relative performance in the industrials sector. Stock decisions in the interactive media and services industry boosted the communication services sector. Alphabet, the parent company of Google, was a top industry performer, benefiting from strong digital advertising sales.

Elsewhere, ASML Holding, a Netherlands-based semiconductor capital equipment maker, delivered strong quarterly results, exceeding expectations in revenue, earnings and free cash. The company’s unique extreme ultraviolet lithography technology allows semiconductor manufacturers to produce smaller and more efficient chips, which are increasingly in demand and amplified by the current semiconductor shortage. Denmark-based pharmaceutical company Novo Nordisk reported better-than-expected quarterly earnings and raised guidance, helped by strong sales and demand for its obesity drug.

Not owning benchmark component Zoom Video Communications benefited relative performance. Zoom had outperformed during the work-from-home restrictions caused by the pandemic, but investors grew concerned about the long term as companies began to welcome workers back to the office. Microsoft reported strong revenue and earnings growth, and the stock also received a tailwind from large-capitalization software returning to favor.

Health Care Detracted

Stock selection in biotechnology weighed on performance in the health care sector. Underweighting Moderna was a key detractor. The biopharmaceutical company outperformed because of the success of its COVID-19 vaccine.

Other detractors included PayPal Holdings, which reported disappointing earnings largely due to declining eBay transactions. PayPal had outperformed leading up to the latest earnings report, and we think it will continue to benefit from increasing digital transactions. Enterprise software company Zendesk fell after management reported disappointing earnings. Video game developer Activision

*Total returns for periods less than one year are not annualized.
12

Blizzard lagged on concerns about release delays and China’s announced restrictions on children’s gaming time. We eliminated our holding.

Aptiv, a maker of electronic automobile components, underperformed on disappointing sales growth and earnings. We like the company’s long-term outlook based on global sustainability mandates, especially in the European Union, and from higher electrical content in vehicles given its vehicle architecture platform.

Portfolio Positioning

Our process uses fundamental analysis aimed at identifying growing, large-cap companies demonstrating sustainable corporate behaviors. Rather than screen out certain industries or sectors, we seek to identify companies with the strongest fundamental growth and ESG characteristics in each sector. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time.

Using our bottom-up analysis, we have found attractive positions in the internet and catalog retail, specialty retail, textiles, apparel and luxury goods and auto components industries that we believe to be ESG leaders relative to their peers. We have also found what we view as strong growth opportunities in information technology, where we have been able to invest in companies with attractive ESG profiles, including opportunities in the electronic equipment, instruments and components industry leads our positioning. We also like select companies in IT services.

A strategy or emphasis on environmental, social and governance factors (ESG) may limit the investment opportunities available to a portfolio. Therefore, the portfolio may underperform or perform differently than other portfolios that do not have an ESG investment focus. A portfolio’s ESG investment focus may also result in the portfolio investing in securities or industry sectors that perform differently or maintain a different risk profile than the market generally or compared to underlying holdings that are not screened for ESG standards.
13

Fund Characteristics

AUGUST 31, 2021

Sustainable Growth ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Software	22.9%
Interactive Media and Services	9.6%
IT Services	8.4%
Technology Hardware, Storage and Peripherals	8.1%
Semiconductors and Semiconductor Equipment	7.2%

14

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2021 to August 31, 2021 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15

	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Expenses Paid During Period(1) 3/1/21 - 8/31/21	Annualized Expense Ratio(1)
Mid Cap Growth Impact ETF
Actual	$1,000	$1,146.80	$2.44	0.45%
Hypothetical	$1,000	$1,022.94	$2.29	0.45%
Sustainable Equity ETF
Actual	$1,000	$1,201.70	$2.16	0.39%
Hypothetical	$1,000	$1,023.24	$1.99	0.39%
Sustainable Growth ETF
Actual	$1,000	$1,075.20	$0.71(2)	0.39%
Hypothetical	$1,000	$1,023.24	$1.99	0.39%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 64, the number of days in the period from June 29, 2021 (fund inception) through August 31, 2021, divided by 365, to reflect the period. Had the fund been available for the full period, the expenses paid during the period would have been higher.
16

Schedules of Investments

AUGUST 31, 2021

Mid Cap Growth Impact ETF
	Shares	Value
COMMON STOCKS — 97.8%
Auto Components — 4.1%
Aptiv plc(1)	5,951	$905,683
Biotechnology — 9.6%
Alnylam Pharmaceuticals, Inc.(1)	2,729	549,702
Argenx SE, ADR(1)	1,185	392,259
Horizon Therapeutics plc(1)	4,302	465,003
Natera, Inc.(1)	4,095	484,971
Turning Point Therapeutics, Inc.(1)	2,912	224,282
		2,116,217
Building Products — 3.9%
Trane Technologies plc	4,299	853,352
Capital Markets — 5.6%
MarketAxess Holdings, Inc.	897	426,900
MSCI, Inc.	1,288	817,339
		1,244,239
Chemicals — 6.5%
Albemarle Corp.	3,787	896,534
Element Solutions, Inc.	23,576	535,883
		1,432,417
Containers and Packaging — 3.5%
Ball Corp.	8,087	776,029
Electrical Equipment — 3.3%
Generac Holdings, Inc.(1)	1,448	632,747
Plug Power, Inc.(1)	4,053	105,621
		738,368
Electronic Equipment, Instruments and Components — 4.5%
Keysight Technologies, Inc.(1)	5,610	1,006,322
Health Care Equipment and Supplies — 3.6%
DexCom, Inc.(1)	1,500	794,130
Health Care Providers and Services — 2.5%
Encompass Health Corp.	7,053	553,308
Health Care Technology — 4.0%
Veeva Systems, Inc., Class A(1)	2,636	875,099
Hotels, Restaurants and Leisure — 4.8%
Chipotle Mexican Grill, Inc.(1)	553	1,052,541
IT Services — 7.3%
Square, Inc., Class A(1)	2,801	750,864
Twilio, Inc., Class A(1)	2,397	855,633
		1,606,497
Leisure Products — 2.7%
Peloton Interactive, Inc., Class A(1)	6,069	608,053
Life Sciences Tools and Services — 3.2%
Bio-Techne Corp.	1,424	710,775
Professional Services — 2.3%
Jacobs Engineering Group, Inc.	3,810	514,198
17

Mid Cap Growth Impact ETF
	Shares	Value
Semiconductors and Semiconductor Equipment — 8.0%
Enphase Energy, Inc.(1)	4,981	$865,349
Marvell Technology, Inc.	14,852	908,794
		1,774,143
Software — 18.4%
Cadence Design Systems, Inc.(1)	6,316	1,032,540
DocuSign, Inc.(1)	3,927	1,163,334
Manhattan Associates, Inc.(1)	4,649	757,741
Palo Alto Networks, Inc.(1)	2,421	1,116,178
		4,069,793
TOTAL COMMON STOCKS (Cost $17,160,353)		21,631,164
TEMPORARY CASH INVESTMENTS — 2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $469,852)	469,852	469,852
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $17,630,205)		22,101,016
OTHER ASSETS AND LIABILITIES — 0.1%		15,811
TOTAL NET ASSETS — 100.0%		$22,116,827

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.

See Notes to Financial Statements.
18

AUGUST 31, 2021

Sustainable Equity ETF
	Shares	Value
COMMON STOCKS — 99.7%
Aerospace and Defense — 0.9%
Lockheed Martin Corp.	3,701	$1,331,620
Air Freight and Logistics — 1.1%
Expeditors International of Washington, Inc.	2,077	258,877
United Parcel Service, Inc., Class B	7,292	1,426,534
		1,685,411
Auto Components — 1.0%
Aptiv plc(1)	10,070	1,532,553
Automobiles — 0.5%
Tesla, Inc.(1)	1,119	823,271
Banks — 4.3%
Bank of America Corp.	51,935	2,168,286
JPMorgan Chase & Co.	16,934	2,708,594
Regions Financial Corp.	80,098	1,636,402
		6,513,282
Beverages — 1.4%
PepsiCo, Inc.	13,491	2,109,857
Biotechnology — 1.3%
AbbVie, Inc.	4,707	568,512
Amgen, Inc.	4,364	984,213
Vertex Pharmaceuticals, Inc.(1)	2,180	436,632
		1,989,357
Building Products — 1.8%
Johnson Controls International plc	25,571	1,912,711
Masco Corp.	13,184	800,532
		2,713,243
Capital Markets — 5.0%
Ameriprise Financial, Inc.	3,288	897,328
BlackRock, Inc.	1,585	1,495,115
Intercontinental Exchange, Inc.	5,366	641,398
Morgan Stanley	26,317	2,748,284
S&P Global, Inc.	3,845	1,706,488
		7,488,613
Chemicals — 2.7%
Air Products and Chemicals, Inc.	2,353	634,157
Ecolab, Inc.	2,900	653,544
Linde plc	5,848	1,839,722
Sherwin-Williams Co. (The)	3,122	948,058
		4,075,481
Communications Equipment — 1.2%
Cisco Systems, Inc.	29,666	1,750,887
Consumer Finance — 0.8%
American Express Co.	6,913	1,147,281
Containers and Packaging — 0.6%
Ball Corp.	10,202	978,984
Diversified Telecommunication Services — 0.3%
Verizon Communications, Inc.	8,742	480,810
Electric Utilities — 1.9%
NextEra Energy, Inc.	33,611	2,822,988
19

Sustainable Equity ETF
	Shares	Value
Electrical Equipment — 1.4%
Eaton Corp. plc	6,571	$1,106,294
Rockwell Automation, Inc.	3,051	992,948
		2,099,242
Electronic Equipment, Instruments and Components — 2.3%
CDW Corp.	6,412	1,286,311
Cognex Corp.	8,098	717,645
Keysight Technologies, Inc.(1)	7,821	1,402,931
		3,406,887
Energy Equipment and Services — 0.6%
Schlumberger NV	32,739	918,002
Entertainment — 2.0%
Activision Blizzard, Inc.	7,013	577,661
Walt Disney Co. (The)(1)	13,621	2,469,487
		3,047,148
Equity Real Estate Investment Trusts (REITs) — 2.1%
ProLogis, Inc.	22,925	3,087,081
Food and Staples Retailing — 1.5%
Costco Wholesale Corp.	1,892	861,787
Sysco Corp.	18,015	1,434,895
		2,296,682
Food Products — 0.8%
Beyond Meat, Inc.(1)	136	16,271
Mondelez International, Inc., Class A	17,189	1,066,921
Vital Farms, Inc.(1)	4,917	88,408
		1,171,600
Health Care Equipment and Supplies — 2.1%
Edwards Lifesciences Corp.(1)	12,762	1,495,451
Medtronic plc	9,454	1,261,920
ResMed, Inc.	1,268	368,392
		3,125,763
Health Care Providers and Services — 3.6%
Cigna Corp.	7,338	1,553,088
CVS Health Corp.	15,617	1,349,153
Humana, Inc.	1,477	598,805
UnitedHealth Group, Inc.	4,726	1,967,292
		5,468,338
Hotels, Restaurants and Leisure — 1.8%
Booking Holdings, Inc.(1)	394	906,070
Chipotle Mexican Grill, Inc.(1)	436	829,852
Expedia Group, Inc.(1)	6,957	1,005,286
		2,741,208
Household Products — 1.5%
Colgate-Palmolive Co.	7,953	619,937
Procter & Gamble Co. (The)	11,157	1,588,645
		2,208,582
Industrial Conglomerates — 1.3%
Honeywell International, Inc.	8,391	1,945,957
Insurance — 1.9%
Aflac, Inc.	9,053	513,124
Marsh & McLennan Cos., Inc.	5,223	821,056
20

Sustainable Equity ETF
	Shares	Value
Prudential Financial, Inc.	6,482	$686,314
Travelers Cos., Inc. (The)	5,465	872,815
		2,893,309
Interactive Media and Services — 6.9%
Alphabet, Inc., Class A(1)	2,774	8,027,817
Facebook, Inc., Class A(1)	6,104	2,315,736
		10,343,553
Internet and Direct Marketing Retail — 4.0%
Amazon.com, Inc.(1)	1,724	5,983,642
IT Services — 5.3%
Accenture plc, Class A	5,370	1,807,327
Mastercard, Inc., Class A	5,323	1,842,983
PayPal Holdings, Inc.(1)	8,191	2,364,414
Visa, Inc., Class A	8,700	1,993,170
		8,007,894
Life Sciences Tools and Services — 2.2%
Agilent Technologies, Inc.	10,386	1,822,431
Thermo Fisher Scientific, Inc.	2,691	1,493,371
		3,315,802
Machinery — 2.1%
Cummins, Inc.	4,796	1,131,760
Parker-Hannifin Corp.	4,580	1,358,748
Xylem, Inc.	4,612	628,662
		3,119,170
Media — 0.6%
Comcast Corp., Class A	15,480	939,326
Multiline Retail — 0.5%
Target Corp.	3,156	779,469
Oil, Gas and Consumable Fuels — 1.0%
ConocoPhillips	26,297	1,460,272
Personal Products — 0.5%
Estee Lauder Cos., Inc. (The), Class A	2,196	747,716
Pharmaceuticals — 3.2%
Bristol-Myers Squibb Co.	24,016	1,605,710
Merck & Co., Inc.	15,050	1,148,164
Novo Nordisk A/S, ADR	6,935	693,292
Zoetis, Inc.	6,516	1,332,913
		4,780,079
Professional Services — 0.2%
IHS Markit Ltd.	2,505	302,103
Road and Rail — 1.1%
Norfolk Southern Corp.	3,637	922,125
Union Pacific Corp.	3,470	752,435
		1,674,560
Semiconductors and Semiconductor Equipment — 5.8%
Advanced Micro Devices, Inc.(1)	7,664	848,558
Applied Materials, Inc.	10,180	1,375,623
ASML Holding NV, NY Shares	1,972	1,642,755
NVIDIA Corp.	14,159	3,169,492
Texas Instruments, Inc.	8,667	1,654,617
		8,691,045
21

Sustainable Equity ETF
	Shares	Value
Software — 10.0%
Adobe, Inc.(1)	2,402	$1,594,207
Microsoft Corp.	39,814	12,019,050
salesforce.com, Inc.(1)	3,816	1,012,270
Workday, Inc., Class A(1)	1,334	364,396
		14,989,923
Specialty Retail — 2.7%
Home Depot, Inc. (The)	8,038	2,621,835
TJX Cos., Inc. (The)	14,203	1,032,842
Tractor Supply Co.	2,286	444,055
		4,098,732
Technology Hardware, Storage and Peripherals — 4.1%
Apple, Inc.	40,965	6,219,716
Textiles, Apparel and Luxury Goods — 1.8%
Deckers Outdoor Corp.(1)	1,401	586,248
NIKE, Inc., Class B	12,548	2,067,158
		2,653,406
TOTAL COMMON STOCKS (Cost $115,188,389)		149,959,845
TEMPORARY CASH INVESTMENTS — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $379,529)	379,529	379,529
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $115,567,918)		150,339,374
OTHER ASSETS AND LIABILITIES — 0.1%		96,358
TOTAL NET ASSETS — 100.0%		$150,435,732

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.

See Notes to Financial Statements.
22

AUGUST 31, 2021

Sustainable Growth ETF
	Shares	Value
COMMON STOCKS — 99.8%
Air Freight and Logistics — 0.7%
United Parcel Service, Inc., Class B	221	$43,234
Auto Components — 1.1%
Aptiv plc(1)	458	69,703
Automobiles — 2.7%
Tesla, Inc.(1)	220	161,858
Beverages — 0.7%
Coca-Cola Co. (The)	59	3,322
Keurig Dr Pepper, Inc.	91	3,246
PepsiCo, Inc.	222	34,719
		41,287
Biotechnology — 1.6%
Amgen, Inc.	167	37,663
Moderna, Inc.(1)	17	6,404
Novavax, Inc.(1)	49	11,688
Vertex Pharmaceuticals, Inc.(1)	199	39,858
		95,613
Building Products — 2.0%
Advanced Drainage Systems, Inc.	28	3,196
Johnson Controls International plc	846	63,281
Masco Corp.	587	35,643
Trex Co., Inc.(1)	160	17,561
		119,681
Capital Markets — 1.6%
MarketAxess Holdings, Inc.	6	2,855
S&P Global, Inc.	208	92,315
		95,170
Chemicals — 1.1%
Linde plc	206	64,806
Commercial Services and Supplies — 0.2%
Copart, Inc.(1)	99	14,288
Distributors — 0.4%
Pool Corp.	47	23,232
Electrical Equipment — 1.6%
Ballard Power Systems, Inc.(1)	349	5,863
Generac Holdings, Inc.(1)	72	31,463
Rockwell Automation, Inc.	182	59,232
		96,558
Electronic Equipment, Instruments and Components — 1.5%
CDW Corp.	150	30,091
Cognex Corp.	223	19,762
Keysight Technologies, Inc.(1)	223	40,002
		89,855
Entertainment — 1.8%
Electronic Arts, Inc.	220	31,946
Netflix, Inc.(1)	109	62,042
Walt Disney Co. (The)(1)	87	15,773
		109,761
Equity Real Estate Investment Trusts (REITs) — 1.5%
Equinix, Inc.	52	43,860
23

Sustainable Growth ETF
	Shares	Value
ProLogis, Inc.	282	$37,974
SBA Communications Corp.	29	10,410
		92,244
Food Products — 0.4%
Mondelez International, Inc., Class A	422	26,194
Health Care Equipment and Supplies — 2.1%
Align Technology, Inc.(1)	25	17,725
DexCom, Inc.(1)	33	17,471
Edwards Lifesciences Corp.(1)	432	50,622
IDEXX Laboratories, Inc.(1)	18	12,128
Inari Medical, Inc.(1)	36	2,947
West Pharmaceutical Services, Inc.	57	25,742
		126,635
Health Care Providers and Services — 2.1%
Cigna Corp.	55	11,641
UnitedHealth Group, Inc.	282	117,388
		129,029
Hotels, Restaurants and Leisure — 0.8%
Chipotle Mexican Grill, Inc.(1)	18	34,260
Expedia Group, Inc.(1)	102	14,739
		48,999
Household Products — 1.0%
Procter & Gamble Co. (The)	409	58,237
Industrial Conglomerates — 0.3%
3M Co.	96	18,695
Interactive Media and Services — 9.6%
Alphabet, Inc., Class A(1)	153	442,775
Facebook, Inc., Class A(1)	364	138,094
		580,869
Internet and Direct Marketing Retail — 6.9%
Amazon.com, Inc.(1)	116	402,612
eBay, Inc.	38	2,916
Etsy, Inc.(1)	44	9,515
		415,043
IT Services — 8.4%
Accenture plc, Class A	136	45,772
Mastercard, Inc., Class A	359	124,296
Okta, Inc.(1)	91	23,988
PayPal Holdings, Inc.(1)	857	247,382
Visa, Inc., Class A	295	67,584
		509,022
Leisure Products — 0.3%
YETI Holdings, Inc.(1)	180	17,881
Life Sciences Tools and Services — 2.3%
Agilent Technologies, Inc.	283	49,658
Illumina, Inc.(1)	95	43,430
Thermo Fisher Scientific, Inc.	87	48,281
		141,369
Machinery — 1.4%
Deere & Co.	220	83,167
24

Sustainable Growth ETF
	Shares	Value
Multiline Retail — 0.3%
Target Corp.	86	$21,240
Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	29	9,874
Pharmaceuticals — 2.1%
Novo Nordisk A/S, ADR	813	81,276
Zoetis, Inc.	222	45,412
		126,688
Road and Rail — 0.7%
Avis Budget Group, Inc.(1)	387	35,120
Union Pacific Corp.	42	9,108
		44,228
Semiconductors and Semiconductor Equipment — 7.2%
Advanced Micro Devices, Inc.(1)	200	22,144
Applied Materials, Inc.	132	17,837
ASML Holding NV, NY Shares	155	129,121
Lam Research Corp.	85	51,410
NVIDIA Corp.	952	213,105
		433,617
Software — 22.9%
Adobe, Inc.(1)	317	210,393
Autodesk, Inc.(1)	83	25,737
Cadence Design Systems, Inc.(1)	277	45,284
Crowdstrike Holdings, Inc., Class A(1)	73	20,513
Datadog, Inc., Class A(1)	131	18,052
DocuSign, Inc.(1)	60	17,774
Microsoft Corp.	2,599	784,586
PagerDuty, Inc.(1)	476	20,373
salesforce.com, Inc.(1)	222	58,890
ServiceNow, Inc.(1)	135	86,891
Splunk, Inc.(1)	62	9,478
Workday, Inc., Class A(1)	141	38,516
Zendesk, Inc.(1)	362	44,743
		1,381,230
Specialty Retail — 2.5%
Best Buy Co., Inc.	21	2,447
Home Depot, Inc. (The)	449	146,455
		148,902
Technology Hardware, Storage and Peripherals — 8.1%
Apple, Inc.	3,219	488,741
Textiles, Apparel and Luxury Goods — 1.7%
NIKE, Inc., Class B	631	103,951
TOTAL COMMON STOCKS (Cost $5,630,690)		6,030,901
TEMPORARY CASH INVESTMENTS — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $11,114)	11,114	11,114
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $5,641,804)		6,042,015
OTHER ASSETS AND LIABILITIES†		1,555
TOTAL NET ASSETS — 100.0%		$6,043,570
25

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
26

Statements of Assets and Liabilities

AUGUST 31, 2021
	Mid Cap Growth Impact ETF	Sustainable Equity ETF
Assets
Investment securities, at value (cost of $17,630,205 and $115,567,918, respectively)	$22,101,016	$150,339,374
Receivable for investments sold	36,244	—
Receivable for capital shares sold	610,712	—
Dividends and interest receivable	3,042	146,016
	22,751,014	150,485,390

Liabilities
Payable for investments purchased	626,372	—
Accrued management fees	7,815	49,658

Net Assets	$22,116,827	$150,435,732

Shares outstanding (unlimited number of shares authorized)	365,000	2,630,000

Net Asset Value Per Share	$60.59	$57.20

Net Assets Consist of:
Capital paid in	$17,890,970	$115,819,092
Distributable earnings	4,225,857	34,616,640
	$22,116,827	$150,435,732

See Notes to Financial Statements.

27

AUGUST 31, 2021
Sustainable Growth ETF
Assets
Investment securities, at value (cost of $5,641,804)	$6,042,015
Receivable for investments sold	122,692
Receivable for capital shares sold	431,686
Dividends receivable	3,066
6,599,459

Liabilities
Payable for investments purchased	554,081
Accrued management fees	1,808
555,889

Net Assets	$6,043,570

Shares outstanding (unlimited number of shares authorized)	140,000

Net Asset Value Per Share	$43.17

Net Assets Consist of:
Capital paid in	$5,651,186
Distributable earnings	392,384
$6,043,570

See Notes to Financial Statements.

28

Statements of Operations

YEAR ENDED AUGUST 31, 2021
	Mid Cap Growth Impact ETF	Sustainable Equity ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $— and $3,057 respectively)	$28,960	$1,612,437
Interest	63	92
	29,023	1,612,529

Expenses:
Management fees	52,658	481,990

Net investment income (loss)	(23,635)	1,130,539

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions (Note 4)	184,057	5,728,347
Change in net unrealized appreciation (depreciation) on investments	3,888,428	28,182,166

Net realized and unrealized gain (loss)	4,072,485	33,910,513

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,048,850	$35,041,052

See Notes to Financial Statements.

29

PERIOD ENDED AUGUST 31, 2021
Sustainable Growth ETF(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $62)	$4,849

Expenses:
Management fees	3,577

Net investment income (loss)	1,272

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(9,099)
Change in net unrealized appreciation (depreciation) on investments	400,211

Net realized and unrealized gain (loss)	391,112

Net Increase (Decrease) in Net Assets Resulting from Operations	$392,384
(1)June 29, 2021 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
30

Statements of Changes in Net Assets

YEAR ENDED AUGUST 31, 2021 AND PERIOD ENDED AUGUST 31, 2020
	Mid Cap Growth Impact ETF		Sustainable Equity ETF
Increase (Decrease) in Net Assets	August 31, 2021	August 31, 2020(1)	August 31, 2021	August 31, 2020(1)
Operations
Net investment income (loss)	$(23,635)	$(2,239)	$1,130,539	$102,897
Net realized gain (loss)	184,057	(273)	5,728,347	(63,700)
Change in net unrealized appreciation (depreciation)	3,888,428	582,383	28,182,166	6,589,290
Net increase (decrease) in net assets resulting from operations	4,048,850	579,871	35,041,052	6,628,487

Distributions to Shareholders
From earnings	—	—	(1,026,655)	—

Capital Share Transactions
Proceeds from shares sold	13,522,367	5,831,120	56,555,628	78,165,014
Payments for shares redeemed	(1,865,381)	—	(24,927,794)	—
Net increase (decrease) in net assets from capital share transactions	11,656,986	5,831,120	31,627,834	78,165,014

Net increase (decrease) in net assets	15,705,836	6,410,991	65,642,231	84,793,501

Net Assets
Beginning of period	6,410,991	—	84,793,501	—
End of period	$22,116,827	$6,410,991	$150,435,732	$84,793,501

Transactions in Shares of the Funds
Sold	250,000	150,000	1,170,000	1,920,000
Redeemed	(35,000)	—	(460,000)	—
Net increase (decrease) in shares of the funds	215,000	150,000	710,000	1,920,000
(1)July 13, 2020 (fund inception) through August 31, 2020.

See Notes to Financial Statements.
31

PERIOD ENDED AUGUST 31, 2021
Sustainable Growth ETF(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,272
Net realized gain (loss)	(9,099)
Change in net unrealized appreciation (depreciation)	400,211
Net increase (decrease) in net assets resulting from operations	392,384

Capital Share Transactions
Proceeds from shares sold	5,651,186

Net increase (decrease) in net assets	6,043,570

Net Assets
End of period	$6,043,570

Transactions in Shares of the Funds
Sold	140,000
(1)June 29, 2021 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
32

Notes to Financial Statements

AUGUST 31, 2021

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Mid Cap Growth Impact ETF (Mid Cap Growth Impact ETF), American Century Sustainable Equity ETF (Sustainable Equity ETF) and American Century Sustainable Growth ETF (Sustainable Growth ETF) (collectively, the funds) are three funds in a series issued by the trust. The investment objective for Mid Cap Growth Impact ETF and Sustainable Equity ETF is to seek long-term capital growth. Sustainable Growth ETF's investment objective is to seek capital appreciation. Shares of each fund are listed for trading on the NYSE Arca, Inc. Mid Cap Growth Impact ETF and Sustainable Equity ETF incepted on July 13, 2020. Sustainable Growth ETF incepted on June 29, 2021.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported NAV per share.
If the funds determine that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the funds may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the funds to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The funds monitor for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The funds also monitor for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The funds may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
33

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 34% and 89% of the shares of Mid Cap Growth Impact ETF and Sustainable Growth ETF, respectively. Related parties do not invest in the funds for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

The annual management fee for each fund is as follows:

Annual Management Fee
Mid Cap Growth Impact ETF	0.45%
Sustainable Equity ETF	0.39%
Sustainable Growth ETF	0.39%

34

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2021 were as follows:

	Mid Cap Growth Impact ETF	Sustainable Equity ETF	Sustainable Growth ETF(1)
Purchases	$5,725,982	$29,713,560	$400,215
Sales	$5,633,302	$27,188,835	$231,729
(1)June 29, 2021 (fund inception) through August 31, 2021.

Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2021 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Mid Cap Growth Impact ETF	$12,916,376	$1,851,868	$408,579
Sustainable Equity ETF	$53,229,195	$24,181,086	$6,028,599
Sustainable Growth ETF(1)	$5,471,303	—	—
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.
(1)June 29, 2021 (fund inception) through August 31, 2021.

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

6. Fair Value Measurements

The funds’ investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
As of period end, the funds’ investment securities were classified as Level 1. The Schedules of Investments provide additional information on the funds’ portfolio holdings.

35

7. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market.
Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

8. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2021 and period ended August 31, 2020 (except as noted) were as follows:

	2021		2020
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Mid Cap Growth Impact ETF(1)	—	—	—	—
Sustainable Equity ETF(1)	$1,026,655	—	—	—
Sustainable Growth ETF(2)	—	—	N/A	N/A
(1)July 13, 2020 (fund inception) through August 31, 2020.
(2)June 29, 2021 (fund inception) through August 31, 2021.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to in kind transactions, were as follows:

	Mid Cap Growth Impact ETF	Sustainable Equity ETF	Sustainable Growth ETF
Capital paid in	$402,864	$6,026,244	—
Distributable earnings	$(402,864)	$(6,026,244)	—

As of period end, the components of investments for federal income tax purposes were as follows:

	Mid Cap Growth Impact ETF	Sustainable Equity ETF	Sustainable Growth ETF
Federal tax cost of investments	$17,658,692	$115,618,247	$5,641,805
Gross tax appreciation of investments	$4,488,515	$35,291,122	$439,898
Gross tax depreciation of investments	(46,191)	(569,995)	(39,688)
Net tax appreciation (depreciation) of investments	$4,442,324	$34,721,127	$400,210
Undistributed ordinary income	—	$202,151	$1,272
Accumulated short-term capital losses	$(196,308)	$(302,472)	$(9,098)
Accumulated long-term capital losses	—	$(4,166)	—
Late-year ordinary loss deferral	$(20,159)	—	—

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
36

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Mid Cap Growth Impact ETF
2021	$42.74	(0.11)	17.96	17.85	$60.59	41.78%	0.45%	(0.20)%	48%	$22,117
2020(4)	$38.45	(0.02)	4.31	4.29	$42.74	11.14%	0.45%(5)	(0.29)%(5)	2%	$6,411

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)July 13, 2020 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Sustainable Equity ETF
2021	$44.16	0.45	13.01	13.46	(0.42)	$57.20	30.65%	0.39%	0.91%	22%	$150,436
2020(4)	$39.59	0.06	4.51	4.57	—	$44.16	11.56%	0.39%(5)	1.13%(5)	10%	$84,794

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)July 13, 2020 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Sustainable Growth ETF
2021(4)	$40.15	0.01	3.01	3.02	$43.17	7.52%	0.39%(5)	0.14%(5)	4%	$6,044

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)June 29, 2021 (fund inception) through August 31, 2021.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century Mid Cap Growth Impact ETF, American Century Sustainable Equity ETF, and American Century Sustainable Growth ETF (the “Funds”), three of the funds constituting the American Century ETF Trust, as of August 31, 2021, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting American Century ETF Trust as of August 31, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
American Century Mid Cap Growth Impact ETF	For the year ended August 31, 2021	For the year ended August 31, 2021 and the period from July 13, 2020 (fund inception) through August 31, 2020	For the year ended August 31, 2021, and the period from July 13, 2020 (fund inception) through August 31, 2020
American Century Sustainable Equity ETF	For the year ended August 31, 2021	For the year ended August 31, 2021 and the period from July 13, 2020 (fund inception) through August 31, 2020	For the year ended August 31, 2021, and the period from July 13, 2020 (fund inception) through August 31, 2020
American Century Sustainable Growth ETF	For the period June 29, 2021 (fund inception) through August 31, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 18, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	31	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	69	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	31	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	103	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang and Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management,The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
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Approval of Management Agreement
American Century Sustainable Growth ETF
At a meeting held on June 3, 2021, the Funds’ Board of Trustees unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the American Century Sustainable Growth ETF (the "New Fund"). Under Section 15(c) of the Investment Company Act, new contracts for investment advisory services are required to be approved by a majority of a fund’s independent trustees and to be evaluated on an annual basis thereafter.
In advance of the Board’s consideration, the Advisor provided information concerning the New Fund. The materials circulated and the discussions held detailed the investment objective and strategy proposed to be utilized by the Advisor, the New Fund's characteristics and key attributes, the rationale for launching the New Fund, the experience of the staff designated to manage the New Fund, the proposed pricing, and the markets in which the New Fund would be sold. The information considered and the discussions held included, but were not limited to:

•the nature, extent, and quality of investment management and other services to be provided to the New Fund;
•the wide range of other programs and services the Advisor would provide to the New Fund and its shareholders on a routine and non-routine basis;
•the New Fund’s proposed investment objective and strategy, including a discussion of its anticipated investment performance and proposed benchmark;
•the cost of owning the New Fund compared to the cost of owning similar funds;
•the Advisor’s compliance policies, procedures, and regulatory experience; and
•any collateral benefits derived by the Advisor from the management of the New Fund.

Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the New Fund’s fee to the total expense ratio of expected peer funds. The annual management fees charged to shareholders of the New Fund were anticipated to be below the median of the total expense ratios of their respective peer universe.

When considering the approval of the management agreement for the New Fund, the independent Trustees considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the fact that the Advisor will assume a substantial part of the start-up costs of the New Fund and the risk that the New Fund will not grow to a level that will become profitable to the Advisor. The Board considered the position that the New Fund would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Trustees’ familiarity with the Advisor. A majority of the Board oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century Investments’ complex. As such, the Trustees have confidence in the Advisor’s integrity and competence in providing services to the New Fund.

The independent Trustees considered all of the information provided by the Advisor and the independent Trustees’ independent counsel in connection with the approval, and evaluated such information for the New Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. The independent Trustees concluded that the overall arrangements between the New Fund and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be provided and should be approved.

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American Century Mid Cap Growth Impact ETF
American Century Sustainable Equity ETF
At a meeting held on June 3, 2021, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for American Century Mid Cap Growth ETF and American Century Sustainable Equity ETF (collectively the "Existing Funds"). Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Existing Funds and the services provided to each Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to each Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to each Fund and its shareholders on a routine and non-routine basis;
•the investment performance of each Fund, including data comparing each Fund's performance to appropriate benchmarks and/or a peer group of other funds with similar investment objectives and strategies;
•the cost of owning each Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Existing Funds’ service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to each Fund, the profitability of each Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor;
•possible economies of scale associated with the Advisor’s management of each Fund; and
•possible collateral benefits to the Advisor from the management of the Existing Funds.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Existing Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Existing Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The performance for American Century Mid Cap Growth Impact ETF was above its benchmark, and performance for American Century Sustainable Equity ETF was below its benchmark for the periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Existing Funds to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Existing Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new
46

products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Existing Funds, its profitability in managing each Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Existing Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Existing Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Existing Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Existing Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Existing Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of each Fund was below the median of the total expense ratios of their respective peer expense universe and was the lowest of their respective peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Existing Funds.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Existing Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Existing Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Existing Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to
47

different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Existing Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Existing Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Existing Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Existing Funds and the Advisor should be renewed.
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Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Funds' investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

49

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

Sustainable Equity ETF hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2021.

For corporate taxpayers, Sustainable Equity ETF hereby designates $923,758, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2021 as qualified for the corporate dividends received deduction.
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Notes

51

Notes

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Contact Us	americancenturyetfs.com
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American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96950 2110

Annual Report

August 31, 2021

American Century® Low Volatility ETF (LVOL)
American Century® Quality Convertible Securities ETF (QCON)
American Century® Quality Diversified International ETF (QINT)
American Century® Quality Preferred ETF (QPFF)
American Century® STOXX® U.S. Quality Growth ETF (QGRO)
American Century® STOXX® U.S. Quality Value ETF (VALQ)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

The STOXX® Index is the intellectual property (including registered trademarks) of STOXX Limited, Zurich, Switzerland ("STOXX"), Deutsche Börse Group or their licensors, which is used under license. The funds are neither sponsored nor promoted, distributed or in any other manner supported by STOXX, Deutsche Börse Group or their licensors, research partners or data providers and STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, and exclude any liability (whether in negligence or otherwise) with respect thereto generally or specifically in relation to any errors, omissions or interruptions in the STOXX® Index or its data.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancenturyetfs.com.

Upbeat Backdrop Bolstered Stocks

Global equities and other risk-on assets rallied for the 12-month period, benefiting from ongoing central bank and federal government support. These programs helped sustain investor confidence and bolster the economic landscape, despite ongoing challenges from COVID-19 and the inconsistent lifting of virus-related restrictions.

In general, data on U.S. manufacturing, employment, housing and corporate earnings were upbeat. Additionally, expanding COVID-19 vaccine availability and two federal coronavirus aid packages also helped promote investor optimism. Outside the U.S., economies recovered but at a slower pace. Virus outbreaks and slower vaccine rollouts led to lingering lockdowns in some regions.

Against this backdrop, inflation rose, but central banks remained supportive. In the U.S., where annual consumer inflation hit a 13-year high, the Federal Reserve (Fed) insisted temporary supply chain disruptions and other transient factors were at play. The Fed left interest rates unchanged but hinted it may start hiking rates in 2023, sooner than its previous timetable of 2024.

Despite ongoing pandemic-related challenges, including the emergence of the delta variant of COVID-19, stocks remained in favor and delivered strong 12-month returns. The U.S. generally outperformed other developed markets, as the S&P 500 Index returned more than 31%. Value stocks generally outperformed growth stocks, while small caps significantly outpaced large caps. The broad U.S. Treasury market declined, but credit-sensitive fixed-income securities, including corporate and municipal bonds, delivered gains.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to the spread of the delta variant. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization, and fiscal and monetary policy likely will sway market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Low Volatility ETF (LVOL)
Total Returns as of August 31, 2021
	Since Inception	Inception Date
Net Asset Value	20.26%	1/12/2021
Market Price	20.28%	1/12/2021
S&P 500 Index	20.07%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made January 12, 2021

Value on August 31, 2021
Net Asset Value — $12,026

S&P 500 Index — $12,007

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Steve Rossi, Tsuyoshi Ozaki and Rene Casis

Fund Strategy

American Century Low Volatility ETF is an actively managed fund that seeks to deliver long-term market returns while realizing less volatility, particularly in downturns. We seek to achieve the long-term growth of equities, while minimizing the variability of returns by emphasizing strong fundamentals to limit potential risk of speculative companies with questionable profits. We utilize proprietary models to screen and rank companies based on fundamental metrics typically derived from financial statement data and market information but may include other sources. The fund seeks to deliver a lower realized portfolio volatility than its benchmark, the S&P 500 Index, by utilizing a stock selection process that expands on traditional measures of price volatility by including measures of asymmetric (e.g., downside) volatility and seeking securities of businesses that demonstrate consistent cash flows, stable operations and strong balance sheets.

Performance Review

The fund returned 20.28%* on a market price basis in the period from the fund’s January 12, 2021, inception through August 31, 2021. On a net asset value (NAV) basis, the fund returned 20.26%. For the same time period, the S&P 500 Index, the fund’s benchmark, returned 20.07%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Consumer Discretionary Benefited Relative Performance

The key contribution to performance compared with the benchmark came from having no exposure to electric car maker Tesla. The stock is very volatile and is unappealing based on our multipronged approach to limiting volatility. That benefited relative performance during the abbreviated reporting period as the stock declined sharply. Positioning in the multiline retail, hotels, restaurants and leisure and internet and marketing retail industries also contributed to relative performance.

Several information technology holdings were top contributors. Positioning in the IT services industry contributed most to relative performance, led by stakes in Accenture and EPAM Systems. Financial management software company Intuit was the leading individual contributor to relative results in the sector. The company benefited from recent acquisitions and strong customer growth, resulting in revenue and earnings growth that were significantly better than expected.

Other notable individual contributions came from real estate investment trust Public Storage and animal health care company Zoetis. Public Storage improved revenue per square foot and grew its square footage under management through new construction and acquisitions. Zoetis reported rising demand for its products and raised its outlook.

Financials, Consumer Staples Weighed on Relative Performance

Stock choices and an underweight allocation meant financials stocks detracted the most from relative performance. Asset manager SEI Investments was the leading detractor in the sector. Revenues and assets under management rose, but higher costs meant profits disappointed. We exited the stock. Positioning in consumer staples also detracted from relative returns, led by household products company Procter & Gamble. The company reported solid results but warned that higher input and transportation costs could impact margins going forward.

*Total returns for periods less than one year are not annualized.
4

Other Detractors

Biotechnology company Amgen was a significant individual detractor. The company reported mixed results for some of its leading drugs and lowered future earnings guidance. A stake in health care provider Chemed detracted from relative performance. The company reported strong fundamental results in 2020, and the stock surged to all-time highs but was subject to profit-taking and gave back gains. We exited the position. Automotive parts maker Gentex was another notable detractor. Parts supply disruption in the larger automobiles industry weighed on manufacturing activity and slowed demand for the company’s products.

Portfolio Positioning

We manage the portfolio by allocating to one or more investment sleeves: Stand-alone strategies designed to generate alpha from distinct market segments. Each sleeve emphasizes domain-specific, fundamental drivers of investment performance, validated through empirical research. In contrast with more naïve approaches, which typically rely on only a single, backward-looking measure of risk, the low-volatility strategy utilizes a three-pronged approach focused specifically on downside volatility. The approach incorporates fundamental business risks (balance sheet and earnings quality), trailing stock volatility measures (downside beta) and traditional risk measures (price volatility). As a result of this process, our largest overweight positions at period-end were in the industrials and financials sectors. We also maintained sizable absolute weighting in the information technology sector, reflecting this segments representation in the index. The communication services, real estate and consumer staples sectors remain our largest underweights.
5

Fund Characteristics

AUGUST 31, 2021

Low Volatility ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.4%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
Software	11.4%
IT Services	9.7%
Interactive Media and Services	6.8%
Machinery	5.2%
Capital Markets	5.2%
6

Performance

Quality Convertible Securities ETF (QCON)
Total Returns as of August 31, 2021
	Since Inception	Inception Date
Net Asset Value	-3.03%	2/16/2021
Market Price	-3.23%	2/16/2021
ICE BofA Convertible Index	-2.03%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the Cboe BZX Exchange, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made February 16, 2021

Value on August 31, 2021
Net Asset Value — $9,697

ICE BofA Convertible Index — $9,797

Total Annual Fund Operating Expenses
0.32%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
7

Portfolio Commentary

Portfolio Managers: Rene Casis and Hitesh Patel

Fund Strategy

American Century Quality Convertible Securities ETF seeks to offer enhanced return potential versus passive capitalization-weighted convertible bond portfolios. The fund seeks to capitalize on the deficiencies inherent in passive indices, which ignore various fundamental and market risks, to deliver potential outperformance and mitigation of downside risk.

We employ a holistic approach, emphasizing high-quality, growth-oriented names through a series of quantitative screens and fundamental oversight. We enhance the investment process via fundamental and technical measures. These include sales or earnings growth, profitability, leverage, balance sheet strength, price momentum relative to peers and valuation and yield relative to other convertible securities.

We seek to integrate fundamental and quantitative analysis to develop a portfolio with an optimal balance between risk and return. We consider each portfolio security’s fundamental scores, structural features, benchmark weight and equity sensitivity.

The fund is an actively managed exchange-traded fund (ETF) that combines quantitative and fundamental insights implemented with ETF portfolio management expertise to seek maximum tax efficiency. The fund actively manages beta exposure, seeking an optimal mix of bond- and equity-sensitive securities. We have the flexibility to act in response to corporate actions, market dislocations and changes to regulatory, tax and monetary policy and other macro considerations.

Market Overview

Through most of 2021, ongoing fiscal and monetary support, improving global economic data and record corporate earnings bolstered equity markets. In addition, improving vaccination rates continued to support the reopening theme. Meanwhile, economic gains, surging commodity prices, pent-up demand, global supply chain disruptions and improving employment drove inflation higher.

Longer-maturity Treasury yields rose precipitously in early 2021, and the yield curve steepened. However, the rapid spread of COVID-19’s delta variant disrupted plans to lift lockdowns in many countries. Treasury yields declined, even as inflation rose, while equity markets continued to climb. A slightly hawkish tone from the Federal Reserve (Fed) in June caused the benchmark 10-year Treasury yield to rise through the end of August. But Fed Board Chair Jerome Powell’s comments about a near-term continuation of monetary support spurred equities higher.

For the first eight months of 2021, the value style generally outpaced growth. However, late in the period, growth returned to favor. Longer-term inflation concerns abated somewhat, and the reopening trade that had favored value and cyclical names subsided amid the delta variant’s surge.

Performance Review

American Century Quality Convertible Securities ETF returned -3.23%* on a market price basis for the period from the fund’s inception on February 16, 2021, through August 31, 2021. On a net asset value (NAV) basis, the fund returned -3.03%. For the same time period, the ICE BofA Convertible Index, the fund’s benchmark index, returned -2.03%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

*Total returns for periods less than one year are not annualized.
8

Growth Sectors Weighed on Performance

The convertibles market faced headwinds during the reporting period. Growth sectors, which comprise the heaviest weightings in the benchmark, declined. Meanwhile, cyclical and defensive sectors, which have substantially less exposure in the index, advanced.

In line with the market, the fund’s positions in the technology, telecommunications and consumer discretionary sectors were the largest detractors from performance, as investors favored cyclical sectors. We mitigated losses by reducing exposure to the most equity-sensitive securities in favor of positions with less market sensitivity. Additionally, within the technology sector, positions in issuers with stronger profitability and revenue profiles, such as Broadcom, DocuSign and Palo Alto Networks, were strong outperformers.

The fund had limited exposure in the energy and materials sectors, due to the lack of quality issuers with strong balance sheets and profitability. This positioning detracted from relative results, as it prevented the fund from participating in the broader rally those sectors experienced.

Conversely, our security selection in quality health care issuers, particularly Danaher and Avantor, contributed to performance. Tactical consumer discretionary positions, including Dick’s Sporting Goods, which we selected to take advantage of the economic recovery, also aided performance.

Portfolio Positioning

So far, 2021 has been a year of remarkable earnings resilience, which has supported the dramatic market rally. Earnings in only a few industries, including airlines, hotels, energy and select industrials, have not yet surpassed pre-pandemic levels.

Some data suggest the economy has passed peak growth and is poised to slow. Corporate earnings could begin to plateau from their record pace. Or, more optimistically, earnings may maintain their current positive trends, given the unprecedented fiscal and monetary support. In a positive but decelerating growth scenario, the market likely would favor higher-quality growth characteristics, highlighting the potential benefits of stocks exhibiting positive earnings momentum.

Nevertheless, equity markets are at or near all-time highs, and some valuations remain concerning. As fiscal and monetary support begins to wane and inflationary pressures prompt tighter monetary policy, we expect risk assets will face increased volatility. Additionally, other potential sources of volatility and sector and factor rotation include the delta variant, renewed lockdowns and policy shifts and regulatory crackdowns in China.

The fund’s equity sensitivity remains balanced, with exposure to potential equity appreciation, while focusing on quality issuers with profitable business and positive earnings momentum. We will actively manage our convertibles exposure to retain upside potential as the economy remains strong. We also will focus on risk management, seeking to preserve the portfolio’s resilience through potential market dislocations.

9

Fund Characteristics

AUGUST 31, 2021

Quality Convertible Securities ETF
Types of Investments in Portfolio	% of net assets
Convertible Bonds	67.4%
Convertible Preferred Stocks	28.3%
Common Stocks	0.6%
Temporary Cash Investments	3.4%
Other Assets and Liabilities	0.3%

Top Five Industries	% of net assets
Software	15.5%
Health Care Equipment and Supplies	10.3%
Semiconductors and Semiconductor Equipment	7.1%
Electric Utilities	4.0%
Internet and Direct Marketing Retail	4.0%
10

Performance

Quality Diversified International ETF (QINT)
Total Returns as of August 31, 2021		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	25.04%	11.86%	9/10/2018
Market Price	25.14%	11.86%	9/10/2018
Alpha Vee American Century Diversified International Equity Index	25.66%	12.69%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 10, 2018

Value on August 31, 2021
Net Asset Value — $13,957

Alpha Vee American Century Diversified International Equity Index — $14,268

Total Annual Fund Operating Expenses
0.39%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
11

Portfolio Commentary
Portfolio Managers: Peruvemba Satish and Rene Casis

Fund Strategy
American Century Quality Diversified International ETF seeks to deliver investment results that closely correspond, before fees and expenses, to the performance of the Alpha Vee American Century Diversified International Equity Index (the underlying index). The fund invests in a representative sample of securities included in the underlying index that collectively has an investment profile similar to the underlying index. Under normal market conditions, the fund invests at least 80% of its assets, exclusive of collateral held from securities lending, in the component securities of the underlying index.
The underlying index is designed to select securities with attractive growth, valuation and quality fundamentals. The universe of the index is comprised of large- and mid-capitalization (mid-cap) equity securities of global issuers in developed and emerging markets, excluding the U.S.

Performance Review
For the 12 months ended August 31, 2021, the fund returned 25.14% on a market price basis. On a net asset value (NAV) basis, the fund returned 25.04%. For the same time period, the underlying index returned 25.66%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.
Non-U.S. equities, as measured by the MSCI World ex-U.S. Index* (world index), advanced during the reporting period. The world index, which is an unmanaged index generally representative of the performance of large- and mid-cap non-U.S. equities, returned 26.57%. The fund’s underperformance versus the world index was largely due to the different compositions of the fund and the world index. The fund tracks the Alpha Vee American Century Diversified International Equity Index, which is designed to distinguish between high-quality value and growth companies, primarily in developed markets, and dynamically allocates to each category depending on the market environment.
Broadly speaking, the consumer staples and financials sectors detracted from performance versus the world index, as did the health care, materials and communication services sectors. Conversely, industrials holdings boosted relative performance, with additional contribution from the consumer discretionary, utilities, information technology and energy sectors. Within consumer staples, pandemic beneficiaries such as grocery store stocks declined as investors shifted toward stocks expected to benefit from economic reopening. Among financials, an underweight position in banks weighed on relative performance as bank stocks rallied amid rising interest rates and investors’ expectations for higher net interest margins—a key measure of bank profitability—and improved loan growth.
On the upside, industrials holdings buoyed relative performance, particularly machinery stocks as manufacturers benefited from strong demand for goods amid the global economic recovery. Consumer discretionary stocks also contributed, supported by pent-up demand for luxury goods, especially among consumers in China.
Although dynamic allocation tilted toward growth at the beginning and end of the reporting period, significant shifts occurred. Growth and value each attained the maximum allocation level at times during the 12-month period amid substantial market rotations between the two styles. The fund’s allocation ended the reporting period with an approximately 68% allocation to growth and 32% allocation to value. Allocations are rebalanced monthly, based on a strategy informed by recent risk-adjusted performance.
*The MSCI World ex-U.S. Index returns for the one-year and since-inception periods ended August 31, 2021, were 26.57% and 10.21%, respectively.
12

Fund Characteristics

AUGUST 31, 2021

Quality Diversified International ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	0.3%

Top Five Countries	% of net assets
Japan	20.3%
France	11.3%
United Kingdom	10.9%
Canada	7.3%
Australia	6.8%
13

Performance

Quality Preferred ETF (QPFF)
Total Returns as of August 31, 2021
	Since Inception	Inception Date
Net Asset Value	6.35%	2/16/2021
Market Price	6.27%	2/16/2021
ICE Exchange-Listed Preferred & Hybrid Securities Index	6.75%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the Cboe BZX Exchange, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made February 16, 2021

Value on August 31, 2021
Net Asset Value — $10,635

ICE Exchange-Listed Preferred & Hybrid Securities Index — $10,675

Total Annual Fund Operating Expenses
0.32%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
14

Portfolio Commentary

Portfolio Managers: Rene Casis and Hitesh Patel

Fund Strategy

American Century Quality Preferred ETF seeks to offer high sustainable income and attractive risk-adjusted returns compared with passive capitalization-weighted preferred securities portfolios. The fund seeks to capitalize on the deficiencies inherent in passive indices, which ignore various fundamental and market risks, to deliver potential outperformance.

We employ a holistic approach, emphasizing issuers we believe can sustain dividends throughout the market cycle by focusing on earnings quality and profitability. Through quantitative screens and fundamental oversight, we seek to avoid highly levered issuers with poor credit quality. We enhance the investment process with fundamental and technical measures. These include earnings quality, profitability, leverage, balance sheet strength, valuation and yield relative to other preferred securities.

We seek to integrate fundamental and quantitative analysis to develop a portfolio with an optimal balance between risk and return. We consider each portfolio security’s fundamental scores, structural features, benchmark weight and equity sensitivity.

The fund is an actively managed exchange-traded fund (ETF) that combines quantitative and fundamental insights with ETF portfolio management expertise to seek maximum tax efficiency.

Market Overview

Through most of 2021, ongoing fiscal and monetary support, improving global economic data and record corporate earnings bolstered equity markets. In addition, improving vaccination rates continued to support the reopening theme. Meanwhile, economic gains, surging commodity prices, pent-up demand, global supply chain disruptions and improving employment drove inflation higher.

Longer-maturity Treasury yields rose precipitously in early 2021, and the yield curve steepened. However, the rapid spread of COVID-19’s delta variant disrupted plans to lift lockdowns in many countries. Treasury yields declined, even as inflation rose, while equity markets continued to climb. A slightly hawkish tone from the Federal Reserve (Fed) in June caused the benchmark 10-year Treasury yield to rise through the end of August. But Fed Board Chair Jerome Powell’s comments about a near-term continuation of monetary support spurred equities higher.

For the first eight months of 2021, the value style generally outpaced growth. However, late in the period, growth returned to favor. Longer-term inflation concerns abated somewhat, and the reopening trade that had favored value and cyclical names subsided amid the delta variant’s surge.

Performance Review

American Century Quality Preferred ETF returned 6.27%* on a market price basis for the period from the fund’s inception on February 16, 2021, through August 31, 2021. On a net asset value (NAV) basis, the fund returned 6.35%. For the same period, the ICE Exchange-Listed Preferred & Hybrid Securities Index, the fund’s benchmark, returned 6.75%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

*Total returns for periods less than one year are not annualized.

15

Quality Focus Detracted from Relative Results

The U.S. preferred market benefited from a strong equity market, range-bound long-maturity interest rates and healthy investor flows. With global yields hovering at historically low levels, investors favored preferred securities and other income-producing investments.

Our smaller allocation to convertible preferreds versus the index primarily accounted for the fund’s relative underperformance. Many convertible preferreds possess equity-like volatility and tend to outperform during risk-on periods. However, due to our focus on quality, we generally underweight such securities.

Technology was the fund’s only sector-level detractor, largely due to our convertible preferred position in Sabre, a provider of solutions for the travel and tourism industry. The company experienced heavy selling pressure in May after reporting wider-than-expected losses, and it later struggled to recover as global virus cases surged. We exited the position.

Security selection in the industrials and energy sectors aided relative performance and partially offset weaker security selection in the technology and materials sectors. Our positions in the financials sector, the fund’s largest weighting, also contributed to performance. Within the allocation, banks were top contributors. Banks, which are the largest issuers of preferred securities, exhibited strong improvements in earnings, credit quality and capital markets activity. Amid improving economic outlooks and stronger consumer balance sheets, banks also released substantial loan-loss reserves they had established in 2020 in response to the pandemic.

In addition, holdings in the capital markets, mortgage real estate investment trusts and insurance industries also contributed. At the holdings level, our convertible preferred in Danaher, a health care equipment manufacturer, was the largest contributor. The company’s diversified product line includes COVID-19 diagnostic tests, which experienced increased demand fueled by the delta variant.

Portfolio Positioning

So far, 2021 has been a year of remarkable earnings resilience, which has supported the dramatic market rally. Earnings in only a few industries, including airlines, hotels, energy and select industrials, have not yet surpassed pre-pandemic levels.

Some data suggest the economy has passed peak growth and is poised to slow. Corporate earnings could begin to plateau from their record pace. Or, more optimistically, earnings may maintain their current positive trends, given the unprecedented fiscal and monetary support. In a positive but decelerating growth scenario, the market likely would favor higher-quality growth characteristics, highlighting the potential benefits of stocks exhibiting positive earnings momentum.

Nevertheless, equity markets are at or near all-time highs, and some valuations remain concerning. As fiscal and monetary support begins to wane and inflationary pressures prompt tighter monetary policy, we expect risk assets will face increased volatility. Additionally, other potential sources of volatility and sector and factor rotation include the delta variant, renewed lockdowns and policy shifts and regulatory crackdowns in China.

As interest rates ultimately rise, we believe the preferreds market, with its significant exposure to the financials sector, should benefit from higher yields and steeper yield curves. We will continue to actively manage the fund to retain upside potential with a dual focus on quality and stable income. We also will emphasize risk management, seeking to preserve the portfolio’s resilience through potential market dislocations.
16

Fund Characteristics

AUGUST 31, 2021

Quality Preferred ETF
Types of Investments in Portfolio	% of net assets
Preferred Stocks	77.8%
Convertible Preferred Stocks	20.1%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	0.2%

Top Five Industries	% of net assets
Banks	23.8%
Capital Markets	12.8%
Insurance	8.8%
Multi-Utilities	6.2%
Electric Utilities	5.7%
17

Performance

STOXX® U.S. Quality Growth ETF (QGRO)
Total Returns as of August 31, 2021		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	35.20%	24.05%	9/10/2018
Market Price	34.99%	24.05%	9/10/2018
iSTOXX® American Century USA Quality Growth Index	36.05%	24.53%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 10, 2018

Value on August 31, 2021
Net Asset Value — $18,988

iSTOXX® American Century USA Quality Growth Index — $19,209

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
18

Portfolio Commentary

Portfolio Managers: Peruvemba Satish and Rene Casis

Fund Strategy

American Century STOXX® U.S. Quality Growth ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the iSTOXX® American Century USA Quality Growth Index (the underlying index). Under normal market conditions, the fund invests at least 80% of its assets in the component securities of the underlying index.

The STOXX® USA 900 Index, which consists of the 900 largest publicly traded U.S. equity securities, defines the universe we use to create the underlying index. The index is designed to measure the performance of securities in the universe and identify those that exhibit higher growth and quality characteristics relative to their peers. Though component securities of the underlying index may change from time to time, the index typically consists of 150 to 250 securities.

Performance Review

The fund returned 34.99% on a market price basis for the 12 months ended August 31, 2021. On a net asset value (NAV) basis, the fund returned 35.20%. For the same time period, the underlying index returned 36.05%. The fund fully replicated the underlying index’s components during the reporting period. The fund’s NAV and market price performance differed from the underlying index’s return due to fees and operating expenses associated with the fund.

For the same time period, the fund outperformed market-capitalization-weighted growth strategies, as measured by the Russell 1000 Growth Index* (growth index). The growth index is an unmanaged index generally representative of the performance of U.S. large-capitalization growth stocks. The fund’s outperformance versus the growth index was largely due to the different compositions of the fund and the growth index. Specifically, the fund tracks the underlying index, which is designed to identify securities within the investment universe that exhibit higher growth and quality characteristics as well as securities that offer high-quality growth with attractive profitability and valuation relative to their peers. This approach led to outperformance versus the growth index, which selects and weights growth stocks based on market capitalization.

From a broad perspective, stock selection in the information technology, consumer discretionary and financials sectors contributed to outperformance versus the growth index. Within information technology, an overweight allocation to semiconductors and semiconductor equipment stocks was helpful as the industry benefited from rising demand for chips amid limited supply. Stock choices in the health care, communication services and consumer staples sectors detracted. Underweighting communication services also hampered relative performance.

The fund’s allocation began and closed the fiscal year with a bias toward high growth with a 65% weight in high growth and 35% weight in stable growth. However, during the year the fund’s allocations were tilted more toward stable growth, on average. Allocations are rebalanced monthly, based on a strategy informed by recent risk-adjusted performance.

*The Russell 1000 Growth Index returns for the one-year and since-inception periods ended August 31, 2021, were 28.53% and 25.40%, respectively.
19

Fund Characteristics

AUGUST 31, 2021

STOXX® U.S. Quality Growth ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	0.2%

Top Five Industries	% of net assets
Software	17.1%
Semiconductors and Semiconductor Equipment	12.7%
Health Care Equipment and Supplies	8.3%
Specialty Retail	8.1%
IT Services	5.7%
20

Performance

STOXX® U.S. Quality Value ETF (VALQ)
Total Returns as of August 31, 2021		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	36.16%	9.44%	1/11/2018
Market Price	36.00%	9.44%	1/11/2018
iSTOXX® American Century USA Quality Value Index	36.76%	9.74%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over Life of Fund
$10,000 investment made January 11, 2018

Value on August 31, 2021
Net Asset Value — $13,884

iSTOXX® American Century USA Quality Value Index — $14,024

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the funds, please consult the prospectus.
21

Portfolio Commentary

Portfolio Managers: Peruvemba Satish and Rene Casis

Fund Strategy

American Century STOXX® U.S. Quality Value ETF seeks to track the investment results (before fees and expenses) of the iSTOXX® American Century USA Quality Value Index (the underlying index). Under normal market conditions, the fund invests at least 80% of its assets in the component securities of the underlying index.

The STOXX® USA 900 Index, which consists of the 900 largest publicly traded U.S. equity securities, defines the universe we use to create the underlying index. From that universe, we use a rules-based methodology that screens and weights stocks based on fundamental measures of quality, value and income. The resulting underlying index is designed to include high-quality securities of large- and mid-capitalization companies that are undervalued or have sustainable income. Although component securities of the underlying index may change from time to time, the index typically consists of 200 to 300 securities.

Performance Review

The fund returned 36.00% on a market price basis for the 12-month period ended August 31, 2021. On a net asset value (NAV) basis, the fund returned 36.16%. For the same time period, the underlying index returned 36.76%. The fund fully replicated the underlying index’s components during the reporting period. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

For the same time period, the Russell 1000 Value Index* (value index), a market-capitalization index, returned 36.44%. The value index is an unmanaged index generally representative of the performance of U.S. large-cap value stocks. The fund’s performance versus the value index was largely attributable to the different compositions of the fund and the value index. Specifically, the fund tracks the underlying index, which pursues risk-adjusted returns by dynamically allocating among high-quality, attractively valued companies and companies offering sustainable income. We think it is worth noting that over the course of the year, the fund was less volatile than the index, as measured by standard deviation of monthly returns. The fund’s volatility was 13.92% versus 15.30% for the index.

From a broad perspective, the fund’s financials underweight, especially among banks and consumer finance stocks, detracted from performance relative to the value index. Overweight allocations to consumer staples and health care also hampered relative performance. Stock selection in the consumer discretionary sector benefited performance, led by choices among specialty retailers. An overweight allocation to the industry was also helpful. Stock decisions in the real estate and materials sectors were beneficial as well.

The fund’s allocation closed the 12-month period with an 80% allocation to value and a 20% allocation to income. Over the course of the year, the allocation to value was as high as 80% and as low as 50%. Allocations are rebalanced monthly, based on a strategy informed by recent risk-adjusted performance.

*The Russell 1000 Value Index return for the since-inception period ended August 31, 2021, was 9.63%.
22

Fund Characteristics

AUGUST 31, 2021

STOXX® U.S. Quality Value ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	(0.1)%

Top Five Industries	% of net assets
Semiconductors and Semiconductor Equipment	6.2%
IT Services	5.8%
Biotechnology	5.6%
Software	5.2%
Equity Real Estate Investment Trusts (REITs)	5.1%
23

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2021 to August 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
24

	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Expenses Paid During Period(1) 3/1/21 - 8/31/21	Annualized Expense Ratio(1)
Low Volatility ETF
Actual	$1,000	$1,210.00	$1.62	0.29%
Hypothetical	$1,000	$1,023.74	$1.48	0.29%
Quality Convertible Securities ETF
Actual	$1,000	$1,014.20	$1.62	0.32%
Hypothetical	$1,000	$1,023.59	$1.63	0.32%
Quality Diversified International ETF
Actual	$1,000	$1,104.10	$2.07	0.39%
Hypothetical	$1,000	$1,023.24	$1.99	0.39%
Quality Preferred ETF
Actual	$1,000	$1,075.60	$1.67	0.32%
Hypothetical	$1,000	$1,023.59	$1.63	0.32%
STOXX® U.S. Quality Growth ETF
Actual	$1,000	$1,202.30	$1.61	0.29%
Hypothetical	$1,000	$1,023.74	$1.48	0.29%
STOXX® U.S. Quality Value ETF
Actual	$1,000	$1,181.90	$1.59	0.29%
Hypothetical	$1,000	$1,023.74	$1.48	0.29%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
25

Schedules of Investments

AUGUST 31, 2021

Low Volatility ETF
	Shares	Value
COMMON STOCKS — 99.4%
Auto Components — 0.5%
Gentex Corp.	952	$29,322
Banks — 2.4%
First Republic Bank	156	31,035
JPMorgan Chase & Co.	337	53,903
PNC Financial Services Group, Inc. (The)	194	37,073
Regions Financial Corp.	1,589	32,463
		154,474
Beverages — 2.4%
Coca-Cola Co. (The)	1,849	104,117
PepsiCo, Inc.	307	48,012
		152,129
Biotechnology — 3.3%
AbbVie, Inc.	690	83,338
Amgen, Inc.	581	131,033
		214,371
Capital Markets — 5.2%
Cboe Global Markets, Inc.	351	44,279
Moody's Corp.	247	94,050
MSCI, Inc.	69	43,786
S&P Global, Inc.	345	153,118
		335,233
Chemicals — 2.3%
PPG Industries, Inc.	198	31,591
Sherwin-Williams Co. (The)	382	116,002
		147,593
Commercial Services and Supplies — 2.7%
Republic Services, Inc.	491	60,948
Waste Management, Inc.	729	113,075
		174,023
Communications Equipment — 3.1%
Cisco Systems, Inc.	3,337	196,950
Diversified Telecommunication Services — 1.7%
AT&T, Inc.	3,938	107,980
Electrical Equipment — 2.5%
AMETEK, Inc.	218	29,642
Eaton Corp. plc	231	38,891
Emerson Electric Co.	848	89,464
		157,997
Electronic Equipment, Instruments and Components — 1.0%
TE Connectivity Ltd.	421	63,243
Entertainment — 0.7%
Electronic Arts, Inc.	315	45,741
Equity Real Estate Investment Trusts (REITs) — 2.1%
Public Storage	411	133,004
26

Low Volatility ETF
	Shares	Value
Food and Staples Retailing — 2.7%
Costco Wholesale Corp.	168	$76,523
Walmart, Inc.	652	96,561
		173,084
Food Products — 1.4%
Hershey Co. (The)	522	92,759
Health Care Equipment and Supplies — 3.1%
Abbott Laboratories	604	76,327
Intuitive Surgical, Inc.(1)	51	53,732
Stryker Corp.	243	67,335
		197,394
Health Care Technology — 1.5%
Veeva Systems, Inc., Class A(1)	297	98,598
Hotels, Restaurants and Leisure — 1.5%
Starbucks Corp.	827	97,164
Household Durables — 0.6%
Garmin Ltd.	208	36,281
Household Products — 2.5%
Colgate-Palmolive Co.	217	16,915
Procter & Gamble Co. (The)	1,021	145,380
		162,295
Industrial Conglomerates — 1.3%
3M Co.	447	87,049
Insurance — 0.9%
Marsh & McLennan Cos., Inc.	390	61,308
Interactive Media and Services — 6.8%
Alphabet, Inc., Class A(1)	87	251,774
Facebook, Inc., Class A(1)	491	186,275
		438,049
Internet and Direct Marketing Retail — 2.2%
Amazon.com, Inc.(1)	41	142,302
IT Services — 9.7%
Accenture plc, Class A	689	231,890
Cognizant Technology Solutions Corp., Class A	575	43,878
EPAM Systems, Inc.(1)	58	36,703
International Business Machines Corp.	420	58,943
Jack Henry & Associates, Inc.	288	50,797
Mastercard, Inc., Class A	129	44,664
Visa, Inc., Class A	682	156,246
		623,121
Life Sciences Tools and Services — 1.1%
Agilent Technologies, Inc.	398	69,837
Machinery — 5.2%
IDEX Corp.	170	38,080
Illinois Tool Works, Inc.	171	39,819
ITT, Inc.	479	45,826
Nordson Corp.	137	32,688
Parker-Hannifin Corp.	201	59,631
Snap-on, Inc.	179	40,266
Toro Co. (The)	722	79,377
		335,687
27

Low Volatility ETF
	Shares	Value
Multiline Retail — 1.4%
Target Corp.	367	$90,642
Personal Products — 0.6%
Estee Lauder Cos., Inc. (The), Class A	108	36,773
Pharmaceuticals — 4.4%
Bristol-Myers Squibb Co.	990	66,191
Johnson & Johnson	855	148,026
Zoetis, Inc.	335	68,528
		282,745
Professional Services — 0.6%
Verisk Analytics, Inc.	181	36,519
Road and Rail — 1.5%
J.B. Hunt Transport Services, Inc.	217	38,496
Union Pacific Corp.	283	61,366
		99,862
Semiconductors and Semiconductor Equipment — 4.6%
Analog Devices, Inc.	366	59,640
Broadcom, Inc.	228	113,364
NVIDIA Corp.	297	66,483
Texas Instruments, Inc.	288	54,982
		294,469
Software — 11.4%
Adobe, Inc.(1)	284	188,491
Intuit, Inc.	281	159,077
Microsoft Corp.	599	180,826
Palo Alto Networks, Inc.(1)	90	41,493
salesforce.com, Inc.(1)	135	35,811
Synopsys, Inc.(1)	191	63,458
Tyler Technologies, Inc.(1)	64	31,085
Workday, Inc., Class A(1)	131	35,784
		736,025
Specialty Retail — 0.9%
Home Depot, Inc. (The)	180	58,712
Technology Hardware, Storage and Peripherals — 3.6%
Apple, Inc.	1,542	234,122
TOTAL COMMON STOCKS (Cost $5,612,185)		6,396,857
TEMPORARY CASH INVESTMENTS — 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $30,072)	30,072	30,072
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $5,642,257)		6,426,929
OTHER ASSETS AND LIABILITIES — 0.1%		6,215
TOTAL NET ASSETS — 100.0%		$6,433,144

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

See Notes to Financial Statements.
28

AUGUST 31, 2021

Quality Convertible Securities ETF
	Principal Amount/Shares	Value
CONVERTIBLE BONDS — 67.4%
Airlines — 1.7%
American Airlines Group, Inc., 6.50%, 7/1/25	$200,000	$300,260
Southwest Airlines Co., 1.25%, 5/1/25	101,000	147,713
		447,973
Auto Components — 0.8%
Patrick Industries, Inc., 1.00%, 2/1/23	182,000	204,826
Automobiles — 1.6%
Ford Motor Co., 0.00%, 3/15/26(1)(2)	200,000	208,517
Tesla, Inc., 2.00%, 5/15/24	17,000	201,280
		409,797
Biotechnology — 0.5%
Halozyme Therapeutics, Inc., 0.25%, 3/1/27(1)	150,000	137,274
Capital Markets — 0.3%
Digitalbridge Operating Co. LLC, 5.75%, 7/15/25(1)	25,000	78,033
Communications Equipment — 1.9%
Lumentum Holdings, Inc., 0.50%, 12/15/26	212,000	237,716
Viavi Solutions, Inc., 1.00%, 3/1/24	202,000	268,389
		506,105
Electronic Equipment, Instruments and Components — 0.5%
Insight Enterprises, Inc., 0.75%, 2/15/25	36,000	56,111
Vishay Intertechnology, Inc., 2.25%, 6/15/25	71,000	74,998
		131,109
Entertainment — 1.9%
Live Nation Entertainment, Inc., 2.00%, 2/15/25	100,000	113,087
World Wrestling Entertainment, Inc., 3.375%, 12/15/23	100,000	216,876
Zynga, Inc., 0.25%, 6/1/24	135,000	166,468
		496,431
Equity Real Estate Investment Trusts (REITs) — 0.9%
IH Merger Sub LLC, 3.50%, 1/15/22	73,000	132,086
IIP Operating Partnership LP, 3.75%, 2/21/24(1)	24,000	89,940
		222,026
Health Care Equipment and Supplies — 4.3%
CONMED Corp., 2.625%, 2/1/24	127,000	197,422
Dexcom, Inc., 0.25%, 11/15/25	319,000	368,460
Envista Holdings Corp., 2.375%, 6/1/25	37,000	78,405
Insulet Corp., 0.375%, 9/1/26	218,000	314,899
Integra LifeSciences Holdings Corp., 0.50%, 8/15/25	76,000	88,251
NuVasive, Inc., 1.00%, 6/1/23	65,000	67,020
		1,114,457
Health Care Providers and Services — 1.8%
Anthem, Inc., 2.75%, 10/15/42	88,000	466,872
Health Care Technology — 1.3%
Omnicell, Inc., 0.25%, 9/15/25(1)	200,000	331,380
Hotels, Restaurants and Leisure — 3.5%
Airbnb, Inc., 0.00%, 3/15/26(1)(2)	200,000	192,709
Booking Holdings, Inc., 0.75%, 5/1/25	260,000	379,559
Royal Caribbean Cruises Ltd., 4.25%, 6/15/23	248,000	335,108
		907,376
29

Quality Convertible Securities ETF
	Principal Amount/Shares	Value
Interactive Media and Services — 2.8%
Snap, Inc., 0.75%, 8/1/26	$35,000	$117,424
Snap, Inc., 0.00%, 5/1/27(1)(2)	100,000	117,275
Twitter, Inc., 0.25%, 6/15/24	223,000	292,554
Zillow Group, Inc., 2.75%, 5/15/25	120,000	197,700
		724,953
Internet and Direct Marketing Retail — 4.0%
Etsy, Inc., 0.125%, 9/1/27(1)	251,000	333,516
Match Group Financeco 2, Inc., 0.875%, 6/15/26(1)	173,000	290,082
Match Group Financeco 3, Inc., 2.00%, 1/15/30(1)	37,000	66,230
Wayfair, Inc., 0.625%, 10/1/25	263,000	271,378
Wayfair, Inc., 1.00%, 8/15/26	37,000	74,240
		1,035,446
IT Services — 3.4%
Akamai Technologies, Inc., 0.375%, 9/1/27	376,000	430,755
Cloudflare, Inc., 0.75%, 5/15/25	32,000	103,520
Perficient, Inc., 1.25%, 8/1/25	50,000	115,981
Square, Inc., 0.25%, 11/1/27(1)	196,000	243,089
		893,345
Leisure Products — 0.2%
Callaway Golf Co., 2.75%, 5/1/26	33,000	58,512
Life Sciences Tools and Services — 1.2%
Illumina, Inc., 0.00%, 8/15/23(2)	156,000	190,627
Repligen Corp., 0.375%, 7/15/24	47,000	116,236
		306,863
Machinery — 2.0%
Chart Industries, Inc., 1.00%, 11/15/24(1)	47,000	150,739
Middleby Corp. (The), 1.00%, 9/1/25(1)	250,000	377,861
		528,600
Media — 2.3%
Cable One, Inc., 1.125%, 3/15/28(1)	53,000	57,599
Liberty Broadband Corp., 2.75%, 9/30/50(1)	398,000	442,468
Liberty Media Corp., 2.75%, 12/1/49(1)	100,000	104,880
		604,947
Mortgage Real Estate Investment Trusts (REITs) — 2.6%
Apollo Commercial Real Estate Finance, Inc., 4.75%, 8/23/22	59,000	60,109
Apollo Commercial Real Estate Finance, Inc., 5.375%, 10/15/23	191,000	194,858
Blackstone Mortgage Trust, Inc., 4.75%, 3/15/23	100,000	104,310
Hannon Armstrong Sustainable Infrastructure Capital, Inc., 4.125%, 9/1/22	50,000	110,875
PennyMac Corp., 5.50%, 3/15/26(1)	200,000	205,813
		675,965
Oil, Gas and Consumable Fuels — 2.0%
EQT Corp., 1.75%, 5/1/26	143,000	210,605
Pioneer Natural Resources Co., 0.25%, 5/15/25	206,000	308,340
		518,945
Personal Products — 0.4%
Herbalife Nutrition Ltd., 2.625%, 3/15/24	100,000	107,538
Pharmaceuticals — 0.9%
Jazz Investments I Ltd., 2.00%, 6/15/26	200,000	230,765
30

Quality Convertible Securities ETF
	Principal Amount/Shares	Value
Professional Services — 0.6%
FTI Consulting, Inc., 2.00%, 8/15/23	$65,000	$93,906
KBR, Inc., 2.50%, 11/1/23	45,000	71,887
		165,793
Semiconductors and Semiconductor Equipment — 4.8%
Enphase Energy, Inc., 0.00%, 3/1/26(1)(2)	60,000	58,585
Microchip Technology, Inc., 0.125%, 11/15/24	308,000	352,660
ON Semiconductor Corp., 0.00%, 5/1/27(1)(2)	267,000	306,306
Silicon Laboratories, Inc., 0.625%, 6/15/25	100,000	139,440
Teradyne, Inc., 1.25%, 12/15/23	104,000	396,045
		1,253,036
Software — 15.5%
Alarm.com Holdings, Inc., 0.00%, 1/15/26(1)(2)	77,000	71,110
Bentley Systems, Inc., 0.125%, 1/15/26(1)	171,000	204,772
Bill.com Holdings, Inc., 0.00%, 12/1/25(1)(2)	56,000	101,837
Blackline, Inc., 0.00%, 3/15/26(1)(2)	139,000	132,662
Datadog, Inc., 0.125%, 6/15/25	159,000	257,850
DocuSign, Inc., 0.00%, 1/15/24(1)(2)	193,000	210,000
Dropbox, Inc., 0.00%, 3/1/28(1)(2)	150,000	169,888
Envestnet, Inc., 1.75%, 6/1/23	38,000	48,249
FireEye, Inc., 0.875%, 6/1/24	50,000	53,602
Five9, Inc., 0.50%, 6/1/25	62,000	84,556
HubSpot, Inc., 0.375%, 6/1/25	135,000	333,956
J2 Global, Inc., 1.75%, 11/1/26(1)	198,000	250,763
Mitek Systems, Inc., 0.75%, 2/1/26(1)	75,000	93,523
NortonLifeLock, Inc., 2.00%, 8/15/22(1)	192,000	256,444
Palo Alto Networks, Inc., 0.375%, 6/1/25	353,000	568,084
Pegasystems, Inc., 0.75%, 3/1/25	100,000	118,190
Rapid7, Inc., 0.25%, 3/15/27(1)	100,000	131,380
RingCentral, Inc., 0.00%, 3/1/25(2)	131,000	137,877
Sailpoint Technologies Holdings, Inc., 0.125%, 9/15/24	61,000	105,821
Tyler Technologies, Inc., 0.25%, 3/15/26(1)	157,000	177,839
Varonis Systems, Inc., 1.25%, 8/15/25	37,000	84,823
Workday, Inc., 0.25%, 10/1/22	83,000	155,625
Zendesk, Inc., 0.625%, 6/15/25	134,000	177,297
Zscaler, Inc., 0.125%, 7/1/25	60,000	115,529
		4,041,677
Specialty Retail — 3.4%
American Eagle Outfitters, Inc., 3.75%, 4/15/25	49,000	176,829
Burlington Stores, Inc., 2.25%, 4/15/25	118,000	177,941
Dick's Sporting Goods, Inc., 3.25%, 4/15/25	78,000	319,946
RH, 0.00%, 9/15/24(2)	66,000	217,848
		892,564
Textiles, Apparel and Luxury Goods — 0.3%
Under Armour, Inc., 1.50%, 6/1/24	33,000	69,428
TOTAL CONVERTIBLE BONDS (Cost $17,012,565)		17,562,036
CONVERTIBLE PREFERRED STOCKS — 28.3%
Auto Components — 1.3%
Aptiv plc, 5.50%, 6/15/23	1,922	330,296
31

Quality Convertible Securities ETF
	Principal Amount/Shares	Value
Banks — 1.5%
Bank of America Corp., 7.25%	120	$176,398
Wells Fargo & Co., 7.50%	146	218,048
		394,446
Capital Markets — 2.5%
AMG Capital Trust II, 5.15%, 10/15/37	2,525	151,778
KKR & Co., Inc., 6.00%, 9/15/23	6,072	497,236
		649,014
Chemicals — 0.6%
International Flavors & Fragrances, Inc., 6.00%, 9/15/21	2,905	147,657
Diversified Financial Services — 0.2%
2020 Mandatory Exchangeable Trust, 6.50%, 5/16/23(1)	32	62,618
Electric Utilities — 4.0%
American Electric Power Co., Inc., 6.125%, 3/15/22	2,924	149,256
American Electric Power Co., Inc., 6.125%, 8/15/23	2,890	154,160
NextEra Energy, Inc., 6.22%, 9/1/23	7,025	380,474
Southern Co. (The), 6.75%, 8/1/22	6,885	366,282
		1,050,172
Electronic Equipment, Instruments and Components — 0.4%
II-VI, Inc., 6.00%, 7/1/23	370	98,905
Equity Real Estate Investment Trusts (REITs) — 0.7%
Lexington Realty Trust, 6.50%	2,979	188,347
Food Products — 1.0%
Bunge Ltd., 4.875%	2,169	250,879
Health Care Equipment and Supplies — 6.0%
Becton Dickinson and Co., 6.00%, 6/1/23	8,054	440,916
Boston Scientific Corp., 5.50%, 6/1/23	2,763	331,975
Danaher Corp., 5.00%, 4/15/23	456	784,092
		1,556,983
Life Sciences Tools and Services — 2.0%
Avantor, Inc., 6.25%, 5/15/22	4,335	525,835
Machinery — 1.6%
Colfax Corp., 5.75%, 1/15/22	1,014	198,347
Stanley Black & Decker, Inc., 5.25%, 11/15/22	1,916	219,670
		418,017
Media — 0.4%
ViacomCBS, Inc., 5.75%, 4/1/24	1,435	97,279
Metals and Mining — 1.2%
ArcelorMittal SA, 5.50%, 5/18/23	3,941	311,615
Multi-Utilities — 1.3%
Dominion Energy, Inc., 7.25%, 6/1/22	1,010	101,351
DTE Energy Co., 6.25%, 11/1/22	4,804	249,609
		350,960
Semiconductors and Semiconductor Equipment — 2.3%
Broadcom, Inc., 8.00%, 9/30/22	375	591,187
Wireless Telecommunication Services — 1.3%
2020 Cash Mandatory Exchangeable Trust, 5.25%, 6/1/23(1)	285	340,096
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $6,959,277)		7,364,306
32

Quality Convertible Securities ETF
	Principal Amount/Shares	Value
COMMON STOCKS — 0.6%
Mortgage Real Estate Investment Trusts (REITs) — 0.6%
Chimera Investment Corp. (Cost $156,173)	10,172	$155,835
TEMPORARY CASH INVESTMENTS — 3.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $895,430)	895,430	895,430
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $25,023,445)		25,977,607
OTHER ASSETS AND LIABILITIES — 0.3%		66,399
TOTAL NET ASSETS — 100.0%		$26,044,006

NOTES TO SCHEDULE OF INVESTMENTS
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $5,995,228, which represented 23.0% of total net assets.
(2)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.
33

AUGUST 31, 2021

Quality Diversified International ETF
	Shares	Value
COMMON STOCKS — 99.3%
Australia — 6.8%
Aristocrat Leisure Ltd.	7,904	$262,339
Aurizon Holdings Ltd.	77,835	214,142
BHP Group Ltd.	12,667	419,108
CSL Ltd.	1,129	256,783
Dexus	27,010	210,192
Domino's Pizza Enterprises Ltd.	8,823	1,008,271
Evolution Mining Ltd.	59,983	171,148
Fortescue Metals Group Ltd.	216,236	3,296,572
Goodman Group	48,960	826,940
James Hardie Industries plc	29,128	1,122,707
Magellan Financial Group Ltd.	27,109	854,928
Medibank Pvt Ltd.	107,254	277,874
Origin Energy Ltd.	70,971	229,399
REA Group Ltd.	2,169	242,751
Scentre Group	103,592	215,458
Sonic Healthcare Ltd.	63,495	2,010,204
South32 Ltd.	94,547	215,477
Stockland	241,337	813,279
Vicinity Centres	361,243	456,054
Wesfarmers Ltd.	5,084	222,051
WiseTech Global Ltd.	11,492	403,957
Woolworths Group Ltd.	7,794	237,249
Xero Ltd.(1)	2,441	269,983
		14,236,866
Austria — 1.2%
ANDRITZ AG	16,089	925,752
OMV AG	8,494	470,489
Raiffeisen Bank International AG	9,765	234,129
Verbund AG	3,212	351,852
voestalpine AG	10,595	480,959
		2,463,181
Belgium — 0.6%
KBC Group NV	3,177	266,995
Proximus SADP	10,739	210,553
Solvay SA	1,633	213,745
UCB SA	5,013	573,532
		1,264,825
Canada — 7.3%
Alimentation Couche-Tard, Inc., B Shares	6,963	281,357
B2Gold Corp.	42,602	164,782
Bank of Montreal	2,085	207,500
Bank of Nova Scotia (The)	3,378	209,242
BRP, Inc.	3,002	251,529
Canadian Pacific Railway Ltd.	3,123	214,586
Canadian Tire Corp. Ltd., Class A	10,311	1,569,145
CCL Industries, Inc., Class B	5,120	292,270
CGI, Inc.(1)	2,454	219,326
Constellation Software, Inc.	1,471	2,492,987
34

Quality Diversified International ETF
	Shares	Value
Dollarama, Inc.	5,778	$263,471
Empire Co. Ltd., Class A	14,763	477,415
FirstService Corp.	1,685	312,947
Franco-Nevada Corp.	1,697	247,559
iA Financial Corp., Inc.	3,805	210,992
Intact Financial Corp.	2,043	278,246
Kinross Gold Corp.	27,070	162,851
Loblaw Cos. Ltd.	7,684	541,379
Magna International, Inc.	16,298	1,287,021
Manulife Financial Corp.	79,345	1,545,204
Metro, Inc.	5,237	266,779
National Bank of Canada	3,628	287,963
Pan American Silver Corp.	7,447	193,369
Rogers Communications, Inc., Class B	4,908	250,058
Saputo, Inc.	13,741	386,532
Shaw Communications, Inc., B Shares	8,472	249,329
Sun Life Financial, Inc.	4,689	241,428
TFI International, Inc.	4,551	514,204
Toromont Industries Ltd.	2,818	236,939
West Fraser Timber Co. Ltd.	9,311	718,961
Wheaton Precious Metals Corp.	6,620	298,350
WSP Global, Inc.	3,039	396,793
		15,270,514
China — 4.0%
Alibaba Group Holding Ltd., ADR(1)	4,354	727,074
ANTA Sports Products Ltd.	65,000	1,335,156
BYD Co. Ltd., H Shares	40,000	1,344,764
BYD Electronic International Co. Ltd.	40,000	182,976
CSPC Pharmaceutical Group Ltd.	652,000	827,128
Daqo New Energy Corp., ADR(1)	4,856	297,721
JD.com, Inc., ADR(1)	576	45,251
Kingsoft Corp. Ltd.	29,800	119,539
Li Ning Co. Ltd.	107,500	1,441,550
Livzon Pharmaceutical Group, Inc., H Shares	100,100	369,839
NetEase, Inc., ADR	10,575	1,030,217
Vipshop Holdings Ltd., ADR(1)	13,569	200,686
Yihai International Holding Ltd.(1)	38,000	205,582
Zhongsheng Group Holdings Ltd.	15,000	125,415
		8,252,898
Denmark — 2.2%
AP Moller - Maersk A/S, B Shares	182	518,474
Coloplast A/S, B Shares	1,589	275,307
DSV Panalpina A/S	1,429	363,997
Genmab A/S(1)	3,411	1,615,903
GN Store Nord AS	2,954	222,362
Novo Nordisk A/S, B Shares	4,111	411,552
Novozymes A/S, B Shares	3,942	318,660
Pandora A/S	3,783	453,446
Royal Unibrew A/S	3,054	394,538
		4,574,239
35

Quality Diversified International ETF
	Shares	Value
Finland — 1.6%
Elisa Oyj	4,253	$272,578
Fortum Oyj	8,202	249,300
Kesko Oyj, B Shares	11,665	482,692
Neste Oyj	3,810	232,074
Nokia Oyj(1)	41,990	252,239
Orion Oyj, Class B	5,832	237,888
Stora Enso Oyj, R Shares	12,458	244,418
Valmet Oyj	29,430	1,181,032
Wartsila Oyj Abp	16,143	229,007
		3,381,228
France — 11.3%
Air Liquide SA	1,474	264,203
Amundi SA	10,265	971,512
ArcelorMittal SA	6,628	222,303
Arkema SA	1,651	219,426
AXA SA	7,900	221,939
BNP Paribas SA	3,192	202,213
Bollore SA	41,755	247,484
Bouygues SA	8,322	348,473
Capgemini SE	1,227	275,814
Carrefour SA	92,891	1,849,283
Cie de Saint-Gobain	23,419	1,697,712
Danone SA	3,056	223,167
Engie SA	14,679	210,347
Eurofins Scientific SE	2,570	364,660
Euronext NV	14,870	1,725,581
Hermes International	1,741	2,562,418
Ipsen SA	4,796	479,722
Klepierre SA(1)	10,195	249,941
L'Oreal SA	6,735	3,159,652
LVMH Moet Hennessy Louis Vuitton SE	387	286,694
Orange SA	30,040	341,531
Publicis Groupe SA	13,491	885,685
Remy Cointreau SA	1,200	236,314
Rexel SA(1)	10,689	223,764
Sanofi	24,611	2,550,650
Sartorius Stedim Biotech	2,440	1,480,028
SCOR SE	6,703	205,713
STMicroelectronics NV	6,697	298,329
Teleperformance	794	351,254
Thales SA	2,123	215,628
TotalEnergies SE	4,703	208,026
Unibail-Rodamco-Westfield(1)	5,383	471,711
Wendel SE	1,559	226,235
		23,477,412
Germany — 6.0%
Bayerische Motoren Werke AG	10,240	971,968
Brenntag SE	2,947	297,406
Carl Zeiss Meditec AG	8,283	1,830,189
Covestro AG	22,260	1,442,615
36

Quality Diversified International ETF
	Shares	Value
Evonik Industries AG	37,074	$1,251,769
FUCHS PETROLUB SE, Preference Shares	4,960	251,169
GEA Group AG	29,836	1,377,165
HeidelbergCement AG	2,725	236,330
HelloFresh SE(1)	10,991	1,186,675
Merck KGaA	2,616	621,553
Nemetschek SE	3,392	332,446
Porsche Automobil Holding SE, Preference Shares	2,854	288,734
QIAGEN NV(1)	5,097	281,976
Sartorius AG, Preference Shares	612	403,193
Schaeffler AG, Preference Shares	46,482	398,936
Symrise AG	1,955	278,216
Telefonica Deutschland Holding AG	79,755	223,882
Uniper SE	6,019	238,970
Volkswagen AG, Preference Shares	1,764	419,575
Zalando SE(1)	2,346	260,112
		12,592,879
Hong Kong — 1.7%
SITC International Holdings Co. Ltd.	140,000	609,853
Techtronic Industries Co. Ltd.	83,000	1,836,974
Xinyi Glass Holdings Ltd.	256,000	1,075,772
		3,522,599
Ireland — 0.6%
Bank of Ireland Group plc(1)	39,178	245,226
CRH plc	8,970	477,225
Smurfit Kappa Group plc	8,826	505,852
		1,228,303
Israel — 0.3%
Bank Leumi Le-Israel BM	27,968	231,050
Isracard Ltd.	1	3
Israel Discount Bank Ltd., A Shares(1)	50,734	262,055
Teva Pharmaceutical Industries Ltd.(1)	20,710	196,949
		690,057
Italy — 2.2%
A2A SpA	104,349	229,251
Assicurazioni Generali SpA	10,607	216,394
CNH Industrial NV	26,900	443,581
DiaSorin SpA	1,416	323,058
Eni SpA	110,670	1,365,401
Ferrari NV	1,187	257,485
Interpump Group SpA	4,981	354,005
Mediobanca Banca di Credito Finanziario SpA(1)	18,275	215,435
Moncler SpA	4,597	294,347
Recordati Industria Chimica e Farmaceutica SpA	4,515	296,278
Telecom Italia SpA/Milano	1,220,242	552,854
		4,548,089
Japan — 20.3%
Advantest Corp.	2,700	232,609
AGC, Inc.	5,200	251,205
Aisin Corp.	10,600	404,618
Ajinomoto Co., Inc.	21,500	633,742
37

Quality Diversified International ETF
	Shares	Value
Asahi Kasei Corp.	19,600	$202,077
Astellas Pharma, Inc.	75,400	1,270,483
Brother Industries Ltd.	20,600	422,745
Canon, Inc.	10,400	247,438
Capcom Co. Ltd.	7,900	220,008
Cosmos Pharmaceutical Corp.	1,800	318,752
CyberAgent, Inc.	37,200	680,987
Dai Nippon Printing Co. Ltd.	10,000	237,598
Daikin Industries Ltd.	1,300	324,410
Daito Trust Construction Co. Ltd.	2,400	263,582
Daiwa House Industry Co. Ltd.	7,100	216,506
Denso Corp.	3,800	265,973
Dentsu Group, Inc.	6,000	223,038
ENEOS Holdings, Inc.	52,400	202,522
Fast Retailing Co. Ltd.	300	197,603
Food & Life Cos. Ltd.	5,800	248,948
FUJIFILM Holdings Corp.	3,000	246,877
Fujitsu Ltd.	2,800	515,443
GMO Payment Gateway, Inc.	6,300	826,552
Hakuhodo DY Holdings, Inc.	12,900	203,410
Hitachi Ltd.	3,900	215,539
Honda Motor Co. Ltd.	6,800	205,813
Hoya Corp.	2,000	322,968
Iida Group Holdings Co. Ltd.	38,200	969,789
INPEX Corp.	67,900	466,533
Isuzu Motors Ltd.	18,900	238,920
ITOCHU Corp.	15,800	475,282
Japan Tobacco, Inc.	101,700	1,973,242
Kajima Corp.	59,300	766,171
Kao Corp.	3,400	205,382
Keyence Corp.	500	300,166
Kikkoman Corp.	4,000	300,300
Kirin Holdings Co. Ltd.	31,600	572,489
Kobayashi Pharmaceutical Co. Ltd.	2,900	226,993
Kobe Bussan Co. Ltd.	9,800	381,220
Komatsu Ltd.	7,100	172,691
Konami Holdings Corp.	4,000	253,208
Kose Corp.	1,600	193,094
Kyocera Corp.	3,400	211,368
Lion Corp.	12,200	207,594
M3, Inc.	19,900	1,334,643
Marubeni Corp.	26,600	211,638
MEIJI Holdings Co. Ltd.	3,300	202,957
MINEBEA MITSUMI, Inc.	9,300	239,088
MISUMI Group, Inc.	7,900	313,381
Mitsubishi Corp.	8,000	240,740
Mitsubishi Gas Chemical Co., Inc.	19,900	374,969
Mitsubishi UFJ Financial Group, Inc.	38,100	206,709
Mitsui & Co. Ltd.	9,800	216,145
Mitsui Chemicals, Inc.	26,800	925,200
Miura Co. Ltd.	5,600	251,411
38

Quality Diversified International ETF
	Shares	Value
Mizuho Financial Group, Inc.	13,900	$194,764
MonotaRO Co. Ltd.	43,900	972,947
NEC Corp.	23,000	1,207,113
NGK Insulators Ltd.	12,200	202,258
Nihon M&A Center, Inc.	19,200	572,546
Nintendo Co. Ltd.	4,500	2,161,976
Nippon Express Co. Ltd.	2,600	176,791
Nippon Telegraph & Telephone Corp.	9,300	247,778
Nippon Yusen KK	5,000	402,074
Nissan Chemical Corp.	5,400	302,762
Nitori Holdings Co. Ltd.	1,500	280,658
Nitto Denko Corp.	3,300	250,341
NTT Data Corp.	13,100	235,761
Oji Holdings Corp.	36,500	191,070
Ono Pharmaceutical Co. Ltd.	10,900	261,714
Open House Co. Ltd.	11,000	534,323
ORIX Corp.	12,100	225,755
Otsuka Corp.	3,900	201,891
Otsuka Holdings Co. Ltd.	5,000	212,773
Panasonic Corp.	20,400	243,883
PeptiDream, Inc.(1)	16,100	567,319
Recruit Holdings Co. Ltd.	5,000	294,411
Renesas Electronics Corp.(1)	24,600	263,414
Resona Holdings, Inc.	53,200	205,732
Ricoh Co. Ltd.	36,500	371,401
SCSK Corp.	3,600	227,260
Seiko Epson Corp.	14,200	264,472
Sekisui House Ltd.	95,500	1,902,666
Seven & i Holdings Co. Ltd.	4,800	209,454
Shimadzu Corp.	7,200	322,611
SMC Corp.	500	319,924
Sumitomo Chemical Co. Ltd.	85,400	432,945
Sumitomo Dainippon Pharma Co., Ltd.	11,300	202,836
Sumitomo Mitsui Financial Group, Inc.	6,100	210,546
Suntory Beverage & Food Ltd.	5,600	224,468
Taisei Corp.	5,900	184,585
TIS, Inc.	8,400	237,129
Tokyo Electron Ltd.	4,900	2,098,883
Tosoh Corp.	13,900	252,291
Toyota Tsusho Corp.	4,600	203,402
Trend Micro, Inc.	4,100	224,595
USS Co. Ltd.	12,200	201,560
Yamaha Motor Co. Ltd.	25,700	653,852
Yamato Holdings Co. Ltd.	9,100	231,353
ZOZO, Inc.	22,400	854,247
		42,273,303
Netherlands — 3.8%
Aalberts NV	3,856	240,792
Akzo Nobel NV	1,948	240,070
ASM International NV	2,801	1,086,767
ASML Holding NV	1,112	927,394
39

Quality Diversified International ETF
	Shares	Value
BE Semiconductor Industries NV	3,275	$298,016
Heineken Holding NV	2,161	200,458
IMCD NV	1,549	305,123
ING Groep NV	15,730	216,986
Koninklijke DSM NV	1,379	293,585
Koninklijke Philips NV	22,083	1,017,654
NN Group NV	38,637	2,004,207
Randstad NV	6,234	459,110
Signify NV	7,024	393,503
Wolters Kluwer NV	2,617	300,957
		7,984,622
New Zealand — 0.1%
Fisher & Paykel Healthcare Corp. Ltd.	11,618	269,239
Norway — 1.1%
Gjensidige Forsikring ASA	11,191	261,605
Norsk Hydro ASA	33,128	228,691
Orkla ASA	46,258	413,194
Salmar ASA	3,401	227,964
Schibsted ASA, Class A	5,647	301,275
Telenor ASA	14,465	253,412
TOMRA Systems ASA	4,877	299,722
Yara International ASA	4,775	239,814
		2,225,677
Singapore — 1.2%
Oversea-Chinese Banking Corp. Ltd.	22,900	193,789
Singapore Exchange Ltd.	291,300	2,138,073
Singapore Technologies Engineering Ltd.	74,300	208,069
		2,539,931
South Korea — 0.8%
Celltrion, Inc.(1)	2,520	635,111
Kumho Petrochemical Co. Ltd.	2,460	411,293
NCSoft Corp.	1,214	690,410
		1,736,814
Spain — 2.0%
ACS Actividades de Construccion y Servicios SA	12,922	348,845
Banco Bilbao Vizcaya Argentaria SA(1)	75,369	493,290
Banco Santander SA(1)	130,288	480,405
Bankinter SA	43,805	256,366
CaixaBank SA	78,730	244,570
Naturgy Energy Group SA	8,322	214,063
Repsol SA	65,316	749,511
Telefonica SA	266,252	1,317,440
		4,104,490
Sweden — 4.9%
Atlas Copco AB, A Shares	13,064	898,115
Electrolux AB, Series B	29,905	759,928
Evolution AB	7,869	1,270,468
Getinge AB, B Shares	6,172	253,328
Husqvarna AB, B Shares	14,870	199,756
ICA Gruppen AB	4,505	224,125
Industrivarden AB, A Shares	14,763	543,537
40

Quality Diversified International ETF
	Shares	Value
Investor AB, B Shares	9,434	$225,648
Lifco AB, B Shares	26,684	789,927
Lundin Energy AB	7,302	223,155
Nordea Bank Abp	23,504	276,055
Sandvik AB	8,270	211,043
Securitas AB, B Shares	13,618	226,538
Skanska AB, B Shares	8,497	244,952
SKF AB, B Shares	29,769	760,285
Svenska Handelsbanken AB, A Shares	19,463	218,700
Swedish Match AB	243,908	2,253,389
Telefonaktiebolaget LM Ericsson, B Shares	16,445	194,793
Trelleborg AB, B Shares	8,471	206,230
Volvo AB, B Shares	9,054	205,008
		10,184,980
Switzerland — 6.8%
ABB Ltd.	6,391	236,433
Adecco Group AG	10,812	601,443
Bachem Holding AG, Class B	454	332,479
Bucher Industries AG	453	229,192
EMS-Chemie Holding AG	266	288,225
Geberit AG	345	288,111
Georg Fischer AG	148	242,863
Givaudan SA	61	306,035
Holcim Ltd.(1)	3,666	208,894
Kuehne + Nagel International AG	8,164	2,983,679
Logitech International SA	5,260	538,571
Novartis AG	2,483	229,655
Partners Group Holding AG	1,920	3,404,167
Roche Holding AG	3,793	1,523,098
Sika AG	1,096	394,896
Swiss Life Holding AG	418	217,874
Swiss Re AG	2,266	208,341
UBS Group AG	13,446	224,296
VAT Group AG	4,140	1,734,039
		14,192,291
Taiwan — 1.5%
Airtac International Group	11,000	334,833
AU Optronics Corp.	398,000	250,936
Evergreen Marine Corp. Taiwan Ltd.	42,000	205,025
MediaTek, Inc.	32,000	1,037,671
Novatek Microelectronics Corp.	26,000	419,577
Realtek Semiconductor Corp.	28,000	558,060
Taiwan Semiconductor Manufacturing Co. Ltd.	11,000	241,287
		3,047,389
United Kingdom — 10.9%
Admiral Group plc	6,026	299,409
Ashtead Group plc	23,562	1,841,909
ASOS plc(1)	5,102	272,190
B&M European Value Retail SA	59,688	459,334
Barratt Developments plc	21,387	217,540
Bellway plc	4,297	208,249
41

Quality Diversified International ETF
	Shares	Value
Coca-Cola HBC AG(1)	5,985	$216,626
ConvaTec Group plc	64,644	200,315
Croda International plc	2,664	335,349
Dechra Pharmaceuticals plc	4,793	345,163
Diploma plc	6,135	258,799
Evraz plc	93,402	759,752
Experian plc	20,498	904,169
Ferguson plc	3,528	509,931
Halma plc	6,802	280,894
Hargreaves Lansdown plc	42,776	888,354
Hikma Pharmaceuticals plc	13,648	476,380
IMI plc	10,668	267,516
Imperial Brands plc	27,733	588,128
ITV plc(1)	119,830	190,983
JD Sports Fashion plc	43,701	606,843
Kingfisher plc	213,321	1,027,145
Mondi plc	8,067	222,528
Next plc	2,173	236,316
Pearson plc	18,804	198,299
Persimmon plc	4,866	196,934
Renishaw plc	3,198	237,558
Rightmove plc	29,365	283,306
Rio Tinto plc	6,041	446,939
Royal Dutch Shell plc, A Shares	11,369	226,163
Royal Mail plc	62,932	428,614
Sage Group plc (The)	23,413	239,106
Schroders plc	4,980	258,912
Spirax-Sarco Engineering plc	12,645	2,804,098
Tate & Lyle plc	120,525	1,170,553
Unilever plc	43,274	2,409,492
Vodafone Group plc	1,081,647	1,816,702
WPP plc	20,168	273,455
		22,603,953
United States — 0.1%
Linde plc	827	260,166
TOTAL COMMON STOCKS (Cost $182,454,450)		206,925,945
TEMPORARY CASH INVESTMENTS — 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $854,012)	854,012	854,012
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $183,308,462)		207,779,957
OTHER ASSETS AND LIABILITIES — 0.3%		640,691
TOTAL NET ASSETS — 100.0%		$208,420,648

42

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	20.0%
Consumer Discretionary	14.3%
Health Care	12.0%
Financials	10.9%
Consumer Staples	10.9%
Materials	10.4%
Information Technology	9.7%
Communication Services	6.4%
Energy	2.0%
Real Estate	1.9%
Utilities	0.8%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	0.3%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.

See Notes to Financial Statements.
43

AUGUST 31, 2021

Quality Preferred ETF
	Shares	Value
PREFERRED STOCKS — 77.8%
Automobiles — 0.9%
Ford Motor Co., 6.00%	3,888	$105,326
Ford Motor Co., 6.20%	3,888	105,404
		210,730
Banks — 22.3%
Bank of America Corp., 3.00%	15,052	361,248
Bank of America Corp., 5.875%	3,708	100,672
Bank of America Corp., 6.00%	7,272	195,326
Bank of America Corp., 6.25%	97,000	107,488
Citigroup, Inc., 6.875%	10,980	306,781
Citigroup, Inc., 7.125%	12,384	353,811
Citizens Financial Group, Inc., 6.35%	7,791	221,420
Fifth Third Bancorp, 6.00%	4,032	107,534
First Citizens BancShares, Inc., 5.375%	2,520	69,098
First Horizon Corp., 6.10%	3,960	106,643
First Midwest Bancorp, Inc., Series A, 7.00%	3,672	103,844
First Republic Bank, 5.125%	8,475	221,960
JPMorgan Chase & Co., 5.75%	5,868	158,553
JPMorgan Chase & Co., 6.75%	97,000	107,124
JPMorgan Chase & Co., Series EE, 6.00%	5,760	158,976
JPMorgan Chase & Co., Series R, 6.00%	308,000	327,289
KeyCorp, 5.65%	4,680	126,594
PNC Financial Services Group, Inc. (The), 6.125%	7,380	191,954
Regions Financial Corp., 5.70%	3,672	106,561
Regions Financial Corp., 6.375%	4,464	129,679
Synovus Financial Corp., 6.30%	7,200	190,800
Truist Financial Corp., 4.00%	766	19,617
U.S. Bancorp, 3.50%	7,776	194,556
U.S. Bancorp, 6.50%	12,564	322,895
Wells Fargo & Co., 5.85%	12,348	331,050
Wells Fargo & Co., 5.90%	375,000	408,021
		5,029,494
Capital Markets — 11.6%
Affiliated Managers Group, Inc., 4.75%	2,124	56,031
Affiliated Managers Group, Inc., 5.875%	3,096	84,707
Apollo Global Management, Inc., 6.375%	13,140	343,085
Goldman Sachs Group, Inc. (The), 3.75%	3,583	89,575
Goldman Sachs Group, Inc. (The), 4.00%	8,244	208,573
Goldman Sachs Group, Inc. (The), 5.50%	8,316	226,029
Goldman Sachs Group, Inc. (The), Series D, 4.00%	8,388	210,035
Morgan Stanley, 4.00%	7,848	198,083
Morgan Stanley, 6.875%	10,260	288,306
Morgan Stanley, 7.125%	10,188	292,396
Oaktree Capital Group LLC, 6.55%	6,264	170,694
Oaktree Capital Group LLC, 6.625%	6,300	172,368
State Street Corp., 5.90%	6,768	191,196
Stifel Financial Corp., 6.25%	3,060	84,793
		2,615,871
44

Quality Preferred ETF
	Shares	Value
Commercial Services and Supplies — 0.7%
Pitney Bowes, Inc., 6.70%	5,796	$148,378
Consumer Finance — 1.5%
Capital One Financial Corp., 4.375%	13,284	334,757
Diversified Telecommunication Services — 2.5%
AT&T, Inc., 4.75%	2,484	65,205
AT&T, Inc., 5.00%	4,392	117,266
AT&T, Inc., 5.35%	8,532	223,794
Qwest Corp., 6.75%	5,616	149,779
		556,044
Electric Utilities — 3.0%
Brookfield Infrastructure Finance ULC, 5.00%	2,556	66,788
Duke Energy Corp., 5.625%	9,432	256,173
SCE Trust VI, 5.00%	5,904	147,069
Southern Co. (The), 4.20%	7,992	208,591
		678,621
Equity Real Estate Investment Trusts (REITs) — 5.4%
American Homes 4 Rent, Series F, 5.875%	4,716	124,031
American Homes 4 Rent, Series G, 5.875%	4,644	122,184
Digital Realty Trust, Inc., 5.25%	3,168	83,762
Diversified Healthcare Trust, 5.625%	9,083	219,990
EPR Properties, 5.75%	5,256	139,442
Hersha Hospitality Trust, 6.50%	5,400	129,222
Pennsylvania Real Estate Investment Trust, 7.20%	3,276	45,209
Public Storage, 4.00%	3,744	95,098
Public Storage, 5.05%	3,888	102,915
Public Storage, 5.15%	5,976	156,989
		1,218,842
Food Products — 1.4%
CHS, Inc., 6.75%	7,488	212,285
CHS, Inc., 7.10%	3,780	107,805
		320,090
Insurance — 8.8%
Allstate Corp. (The), 5.10%	3,960	106,920
Allstate Corp. (The), 5.625%	2,628	70,220
American Equity Investment Life Holding Co., 5.95%	4,536	124,695
American Equity Investment Life Holding Co., 6.625%	2,232	61,960
Aspen Insurance Holdings Ltd., 5.95%	2,808	76,967
Athene Holding Ltd., 4.875%	3,276	85,405
Athene Holding Ltd., 5.625%	4,896	133,171
Athene Holding Ltd., 6.375%	3,312	94,094
Brighthouse Financial, Inc., 6.60%	6,408	177,566
Enstar Group Ltd., 7.00%	4,824	131,840
Hartford Financial Services Group, Inc. (The), 7.875%	12,060	318,022
MetLife, Inc., 4.00%	2,484	64,609
MetLife, Inc., 5.625%	3,276	88,812
Reinsurance Group of America, Inc., 6.20%	8,712	229,910
RenaissanceRe Holdings Ltd., 5.75%	2,592	69,284
W R Berkley Corp., 5.10%	2,592	70,062
W R Berkley Corp., 5.70%	2,592	69,855
		1,973,392
45

Quality Preferred ETF
	Shares	Value
Leisure Products — 0.6%
Brunswick Corp., 6.50%	4,392	$134,307
Media — 0.6%
Liberty Broadband Corp., 7.00%	4,428	123,098
Mortgage Real Estate Investment Trusts (REITs) — 5.8%
AGNC Investment Corp., 6.125%	8,568	219,084
AGNC Investment Corp., 6.50%	8,496	219,197
Annaly Capital Management, Inc., 6.50%	6,408	165,134
Chimera Investment Corp., 7.75%	4,212	111,997
Chimera Investment Corp., 8.00%	4,212	111,492
MFA Financial, Inc., 6.50%	7,668	183,188
New Residential Investment Corp., 6.375%	11,916	284,197
		1,294,289
Multi-Utilities — 5.5%
Algonquin Power & Utilities Corp., 6.20%	5,292	148,176
Algonquin Power & Utilities Corp., 6.875%	6,084	167,371
CMS Energy Corp., 5.875%	5,760	156,499
CMS Energy Corp., 5.875%	3,960	107,435
DTE Energy Co., 4.375%	10,584	278,783
NiSource, Inc., 6.50%	9,144	252,557
Sempra Energy, 5.75%	4,284	118,024
		1,228,845
Oil, Gas and Consumable Fuels — 3.3%
DCP Midstream LP, 7.875%	5,904	147,128
Enbridge, Inc., 6.375%	11,592	314,375
NuStar Energy LP, 7.625%	9,864	216,515
NuStar Energy LP, 8.50%	2,952	72,560
		750,578
Real Estate Management and Development — 1.7%
Brookfield Property Partners LP, 5.75%	12,636	308,950
Brookfield Property Partners LP, 6.50%	3,060	80,356
		389,306
Thrifts and Mortgage Finance — 0.7%
New York Community Capital Trust V, 6.00%	3,204	166,608
Trading Companies and Distributors — 0.7%
Triton International Ltd., 6.875%	2,340	62,759
WESCO International, Inc., 10.625%	3,024	94,439
		157,198
Wireless Telecommunication Services — 0.8%
United States Cellular Corp., 6.25%	6,984	186,822
TOTAL PREFERRED STOCKS (Cost $17,362,878)		17,517,270
CONVERTIBLE PREFERRED STOCKS — 20.1%
Auto Components — 0.9%
Aptiv plc, 5.50%, 6/15/23	1,116	191,785
Banks — 1.5%
Bank of America Corp., 7.25%	228	335,155
Capital Markets — 1.2%
KKR & Co., Inc., 6.00%, 9/15/23	3,420	280,064
Chemicals — 1.0%
International Flavors & Fragrances, Inc., 6.00%, 9/15/21	4,572	232,388
46

Quality Preferred ETF
	Shares	Value
Commercial Services and Supplies — 0.5%
GFL Environmental, Inc., 6.00%, 3/15/23	1,476	$121,165
Electric Utilities — 2.7%
NextEra Energy, Inc., 5.28%, 3/1/23	3,888	208,513
NextEra Energy, Inc., 6.22%, 9/1/23	3,888	210,574
Southern Co. (The), 6.75%, 8/1/22	3,708	197,266
		616,353
Electronic Equipment, Instruments and Components — 0.3%
II-VI, Inc., 6.00%, 7/1/23	216	57,739
Equity Real Estate Investment Trusts (REITs) — 0.3%
EPR Properties, 5.75%	2,448	65,314
Health Care Equipment and Supplies — 4.2%
Becton Dickinson and Co., 6.00%, 6/1/23	3,816	208,907
Boston Scientific Corp., 5.50%, 6/1/23	1,440	173,016
Danaher Corp., 5.00%, 4/15/23	324	557,118
		939,041
Household Products — 0.1%
Energizer Holdings, Inc., 7.50%, 1/15/22	312	27,125
Life Sciences Tools and Services — 1.1%
Avantor, Inc., 6.25%, 5/15/22	2,016	244,541
Machinery — 1.4%
Colfax Corp., 5.75%, 1/15/22	684	133,796
Stanley Black & Decker, Inc., 5.25%, 11/15/22	1,548	177,478
		311,274
Metals and Mining — 1.1%
ArcelorMittal SA, 5.50%, 5/18/23	2,988	236,261
Multi-Utilities — 0.7%
Dominion Energy, Inc., 7.25%, 6/1/22	1,548	155,338
Pharmaceuticals — 0.6%
Elanco Animal Health, Inc., 5.00%, 2/1/23	2,808	145,146
Semiconductors and Semiconductor Equipment — 2.5%
Broadcom, Inc., 8.00%, 9/30/22	360	567,540
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $4,277,414)		4,526,229
TEMPORARY CASH INVESTMENTS — 1.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $420,617)	420,617	420,617
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $22,060,909)		22,464,116
OTHER ASSETS AND LIABILITIES — 0.2%		50,624
TOTAL NET ASSETS — 100.0%		$22,514,740

See Notes to Financial Statements.
47

AUGUST 31, 2021

STOXX® U.S. Quality Growth ETF
	Shares	Value
COMMON STOCKS — 99.5%
Aerospace and Defense — 0.2%
Textron, Inc.	5,667	$411,820
Air Freight and Logistics — 1.1%
United Parcel Service, Inc., Class B	13,954	2,729,821
Auto Components — 0.3%
Aptiv plc(1)	2,646	402,695
Autoliv, Inc.	4,577	404,561
		807,256
Automobiles — 1.3%
Tesla, Inc.(1)	4,685	3,446,848
Beverages — 0.9%
Boston Beer Co., Inc. (The), Class A(1)	710	404,849
Brown-Forman Corp., Class B	6,002	421,460
Coca-Cola Co. (The)	7,428	418,271
Monster Beverage Corp.(1)	10,142	989,555
		2,234,135
Biotechnology — 2.0%
CRISPR Therapeutics AG(1)	1,783	222,786
Exelixis, Inc.(1)	33,885	649,576
Halozyme Therapeutics, Inc.(1)	5,467	229,559
Neurocrine Biosciences, Inc.(1)	13,859	1,319,377
Vertex Pharmaceuticals, Inc.(1)	13,367	2,677,276
		5,098,574
Building Products — 0.2%
Lennox International, Inc.	1,257	421,321
Capital Markets — 2.7%
Blackstone, Inc.	3,485	438,169
Charles Schwab Corp. (The)	5,585	406,867
FactSet Research Systems, Inc.	596	226,611
LPL Financial Holdings, Inc.	9,848	1,456,027
MarketAxess Holdings, Inc.	1,357	645,823
Moody's Corp.	1,702	648,071
MSCI, Inc.	1,020	647,272
Raymond James Financial, Inc.	4,572	639,623
S&P Global, Inc.	1,464	649,752
T. Rowe Price Group, Inc.	1,899	425,129
Tradeweb Markets, Inc., Class A	4,766	414,690
XP, Inc., Class A(1)	8,666	421,601
		7,019,635
Chemicals — 0.3%
Corteva, Inc.	9,513	418,287
Ecolab, Inc.	1,859	418,944
		837,231
Commercial Services and Supplies — 0.2%
Waste Management, Inc.	3,806	590,349
Consumer Finance — 0.6%
American Express Co.	2,506	415,896
Upstart Holdings, Inc.(1)	4,937	1,131,165
		1,547,061
48

STOXX® U.S. Quality Growth ETF
	Shares	Value
Containers and Packaging — 0.2%
Avery Dennison Corp.	1,860	$419,225
Sealed Air Corp.	3,666	223,736
		642,961
Diversified Consumer Services — 0.2%
Chegg, Inc.(1)	5,165	429,831
Electric Utilities — 0.9%
NRG Energy, Inc.	52,460	2,395,848
Electrical Equipment — 0.2%
Generac Holdings, Inc.(1)	978	427,366
Electronic Equipment, Instruments and Components — 0.6%
CDW Corp.	1,131	226,890
Vontier Corp.	37,714	1,371,658
		1,598,548
Entertainment — 0.2%
Netflix, Inc.(1)	761	433,154
Equity Real Estate Investment Trusts (REITs) — 3.7%
American Tower Corp.	1,472	430,074
Crown Castle International Corp.	28,121	5,474,878
Equinix, Inc., REIT	516	435,220
Healthcare Trust of America, Inc., Class A	13,925	422,345
SBA Communications Corp.	1,191	427,534
Weyerhaeuser Co.	63,605	2,289,780
		9,479,831
Food and Staples Retailing — 0.3%
Kroger Co. (The)	19,078	878,160
Food Products — 0.6%
Darling Ingredients, Inc.(1)	22,154	1,650,473
Health Care Equipment and Supplies — 8.3%
Align Technology, Inc.(1)	8,938	6,337,042
Edwards Lifesciences Corp.(1)	1,916	224,517
Hologic, Inc.(1)	28,901	2,287,514
IDEXX Laboratories, Inc.(1)	7,721	5,202,101
Intuitive Surgical, Inc.(1)	399	420,370
Penumbra, Inc.(1)	1,546	425,073
STAAR Surgical Co.(1)	6,175	953,852
Tandem Diabetes Care, Inc.(1)	3,736	419,067
West Pharmaceutical Services, Inc.	11,748	5,305,632
		21,575,168
Health Care Providers and Services — 0.8%
Chemed Corp.	482	229,770
DaVita, Inc.(1)	1,715	224,271
Encompass Health Corp.	2,885	226,328
Henry Schein, Inc.(1)	2,970	224,502
Laboratory Corp. of America Holdings(1)	737	223,591
LHC Group, Inc.(1)	2,339	436,832
Molina Healthcare, Inc.(1)	847	227,648
Quest Diagnostics, Inc.	1,498	228,939
		2,021,881
Health Care Technology — 1.4%
Cerner Corp.	2,931	223,782
49

STOXX® U.S. Quality Growth ETF
	Shares	Value
Veeva Systems, Inc., Class A(1)	10,122	$3,360,301
		3,584,083
Hotels, Restaurants and Leisure — 2.6%
Chipotle Mexican Grill, Inc.(1)	2,164	4,118,806
Choice Hotels International, Inc.	1,877	224,039
Darden Restaurants, Inc.	1,494	225,071
Starbucks Corp.	3,604	423,434
Texas Roadhouse, Inc.	13,868	1,317,460
Yum China Holdings, Inc.	3,667	225,741
Yum! Brands, Inc.	1,668	218,558
		6,753,109
Household Durables — 0.8%
D.R. Horton, Inc.	2,308	220,691
Lennar Corp., Class A	2,072	222,346
NVR, Inc.(1)	43	222,737
Tempur Sealy International, Inc.	29,178	1,304,257
Whirlpool Corp.	1,002	221,973
		2,192,004
Household Products — 0.1%
Colgate-Palmolive Co.	2,888	225,120
Industrial Conglomerates — 0.1%
3M Co.	1,154	224,730
Insurance — 1.4%
Aon plc, Class A	1,482	425,126
Arch Capital Group Ltd.(1)	9,898	406,808
Everest Re Group Ltd.	2,350	622,515
Markel Corp.(1)	1,341	1,703,405
WR Berkley Corp.	5,467	411,720
		3,569,574
Interactive Media and Services — 3.8%
Alphabet, Inc., Class C(1)	1,244	3,619,095
Facebook, Inc., Class A(1)	8,436	3,200,450
Match Group, Inc.(1)	1,632	224,302
Pinterest, Inc., Class A(1)	48,483	2,694,200
		9,738,047
Internet and Direct Marketing Retail — 3.6%
Amazon.com, Inc.(1)	1,768	6,136,357
eBay, Inc.	3,024	232,062
Etsy, Inc.(1)	13,463	2,911,508
		9,279,927
IT Services — 5.7%
EPAM Systems, Inc.(1)	6,718	4,251,217
Gartner, Inc.(1)	8,844	2,730,496
Globant SA(1)	1,345	433,467
Mastercard, Inc., Class A	1,160	401,627
PayPal Holdings, Inc.(1)	1,500	432,990
Shopify, Inc., Class A(1)	2,147	3,273,703
Square, Inc., Class A(1)	12,453	3,338,276
		14,861,776
Leisure Products — 0.7%
Brunswick Corp.	8,566	829,788
50

STOXX® U.S. Quality Growth ETF
	Shares	Value
YETI Holdings, Inc.(1)	10,388	$1,031,944
		1,861,732
Life Sciences Tools and Services — 3.9%
Agilent Technologies, Inc.	2,403	421,654
Avantor, Inc.(1)	105,792	4,172,437
Bruker Corp.	4,758	420,179
Illumina, Inc.(1)	855	390,872
IQVIA Holdings, Inc.(1)	1,610	418,165
Mettler-Toledo International, Inc.(1)	267	414,606
PerkinElmer, Inc.	11,340	2,095,632
Repligen Corp.(1)	6,080	1,720,518
		10,054,063
Machinery — 0.6%
AGCO Corp.	1,614	222,119
Cummins, Inc.	940	221,821
Oshkosh Corp.	1,923	220,337
Stanley Black & Decker, Inc.	1,155	223,227
Toro Co. (The)	2,024	222,518
Xylem, Inc.	3,083	420,244
		1,530,266
Media — 2.3%
Charter Communications, Inc., Class A(1)	7,319	5,977,135
Metals and Mining — 0.3%
Nucor Corp.	1,870	219,837
Southern Copper Corp.	10,264	642,424
		862,261
Multiline Retail — 0.1%
Target Corp.	893	220,553
Oil, Gas and Consumable Fuels — 0.5%
EOG Resources, Inc.	9,323	629,489
Texas Pacific Land Corp.	452	614,602
		1,244,091
Paper and Forest Products — 0.2%
Louisiana-Pacific Corp.	7,174	455,119
Pharmaceuticals — 0.2%
Eli Lilly & Co.	850	219,547
Pfizer, Inc.	4,720	217,450
		436,997
Professional Services — 0.2%
Booz Allen Hamilton Holding Corp.	2,756	225,744
CoStar Group, Inc.(1)	4,955	419,887
		645,631
Road and Rail — 1.6%
J.B. Hunt Transport Services, Inc.	2,377	421,680
Old Dominion Freight Line, Inc.	12,797	3,694,750
		4,116,430
Semiconductors and Semiconductor Equipment — 12.7%
Advanced Micro Devices, Inc.(1)	24,554	2,718,619
Applied Materials, Inc.	13,508	1,825,336
Enphase Energy, Inc.(1)	10,932	1,899,216
Entegris, Inc.	5,536	665,095
51

STOXX® U.S. Quality Growth ETF
	Shares	Value
KLA Corp.	5,371	$1,825,925
Lam Research Corp.	3,047	1,842,887
Lattice Semiconductor Corp.(1)	18,279	1,135,491
MKS Instruments, Inc.	3,116	458,613
Monolithic Power Systems, Inc.	5,635	2,788,931
NVIDIA Corp.	28,847	6,457,479
ON Semiconductor Corp.(1)	14,727	653,290
Qorvo, Inc.(1)	3,452	649,080
QUALCOMM, Inc.	21,601	3,168,651
Skyworks Solutions, Inc.	9,827	1,802,861
Teradyne, Inc.	11,398	1,384,173
Texas Instruments, Inc.	14,308	2,731,540
Universal Display Corp.	3,099	646,420
Xilinx, Inc.	1,464	227,784
		32,881,391
Software — 17.1%
Adobe, Inc.(1)	5,415	3,593,935
Aspen Technology, Inc.(1)	5,614	727,013
Atlassian Corp. plc, Class A(1)	1,179	432,764
Autodesk, Inc.(1)	22,465	6,966,172
Cadence Design Systems, Inc.(1)	14,138	2,311,280
Crowdstrike Holdings, Inc., Class A(1)	12,341	3,467,821
Datadog, Inc., Class A(1)	3,071	423,184
DocuSign, Inc.(1)	11,148	3,302,484
Fair Isaac Corp.(1)	1,399	643,176
Fortinet, Inc.(1)	13,918	4,386,119
HubSpot, Inc.(1)	3,647	2,496,262
Intuit, Inc.	1,213	686,691
Microsoft Corp.	743	224,297
Oracle Corp. (New York)	2,531	225,588
Palo Alto Networks, Inc.(1)	932	429,689
Paycom Software, Inc.(1)	5,162	2,523,702
Paylocity Holding Corp.(1)	2,083	560,744
Proofpoint, Inc.(1)	345	60,685
PTC, Inc.(1)	3,162	416,309
ServiceNow, Inc.(1)	6,706	4,316,250
Synopsys, Inc.(1)	1,972	655,177
Trade Desk, Inc. (The), Class A(1)	24,954	1,997,568
VMware, Inc., Class A(1)	1,415	210,651
Zoom Video Communications, Inc., Class A(1)	10,530	3,048,435
		44,105,996
Specialty Retail — 8.1%
Advance Auto Parts, Inc.	1,057	214,412
AutoNation, Inc.(1)	3,984	434,615
Best Buy Co., Inc.	14,720	1,715,027
Five Below, Inc.(1)	1,763	375,184
Floor & Decor Holdings, Inc., Class A(1)	15,729	1,939,386
Foot Locker, Inc.	7,699	436,456
Home Depot, Inc. (The)	693	226,043
Lowe's Cos., Inc.	15,018	3,062,020
O'Reilly Automotive, Inc.(1)	1,417	841,811
52

STOXX® U.S. Quality Growth ETF
	Shares	Value
RH(1)	905	$634,106
Ross Stores, Inc.	35,403	4,191,715
TJX Cos., Inc. (The)	68,330	4,968,958
Tractor Supply Co.	1,155	224,359
Ulta Beauty, Inc.(1)	1,643	636,350
Williams-Sonoma, Inc.	5,254	980,922
		20,881,364
Technology Hardware, Storage and Peripherals — 1.5%
Apple, Inc.	23,971	3,639,517
NetApp, Inc.	2,726	242,423
		3,881,940
Textiles, Apparel and Luxury Goods — 4.0%
Crocs, Inc.(1)	3,119	445,456
Deckers Outdoor Corp.(1)	519	217,176
lululemon athletica, Inc.(1)	10,750	4,301,827
NIKE, Inc., Class B	3,773	621,564
Ralph Lauren Corp.	3,470	402,971
Tapestry, Inc.(1)	20,785	838,051
VF Corp.	46,150	3,529,091
		10,356,136
Trading Companies and Distributors — 0.2%
SiteOne Landscape Supply, Inc.(1)	2,118	423,812
W.W. Grainger, Inc.	515	223,355
		647,167
TOTAL COMMON STOCKS (Cost $224,655,124)		257,263,914
TEMPORARY CASH INVESTMENTS — 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $827,707)	827,707	827,707
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $225,482,831)		258,091,621
OTHER ASSETS AND LIABILITIES — 0.2%		430,202
TOTAL NET ASSETS — 100.0%		$258,521,823

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

See Notes to Financial Statements.
53

AUGUST 31, 2021

STOXX® U.S. Quality Value ETF
	Shares	Value
COMMON STOCKS — 99.8%
Aerospace and Defense — 1.2%
General Dynamics Corp.	2,692	$539,234
Huntington Ingalls Industries, Inc.	2,468	503,892
L3Harris Technologies, Inc.	2,182	508,428
Lockheed Martin Corp.	1,419	510,556
Northrop Grumman Corp.	1,403	515,883
Textron, Inc.	6,924	503,167
		3,081,160
Air Freight and Logistics — 1.8%
FedEx Corp.	15,059	4,001,026
United Parcel Service, Inc., Class B	2,639	516,267
		4,517,293
Auto Components — 0.4%
BorgWarner, Inc.	11,797	503,496
Lear Corp.	3,138	501,892
		1,005,388
Banks — 0.6%
Citizens Financial Group, Inc.	2,866	125,502
Comerica, Inc.	6,313	466,594
Popular, Inc.	6,567	498,698
Regions Financial Corp.	24,316	496,776
		1,587,570
Beverages — 0.2%
PepsiCo, Inc.	3,279	512,803
Biotechnology — 5.6%
AbbVie, Inc.	17,708	2,138,772
Amgen, Inc.	8,469	1,910,014
Biogen, Inc.(1)	7,424	2,516,068
Gilead Sciences, Inc.	29,039	2,113,458
Moderna, Inc.(1)	7,675	2,891,096
Novavax, Inc.(1)	2,137	509,760
Regeneron Pharmaceuticals, Inc.(1)	761	512,457
United Therapeutics Corp.(1)	7,431	1,596,773
		14,188,398
Building Products — 0.4%
Carlisle Cos., Inc.	2,416	509,148
Owens Corning	5,277	504,217
		1,013,365
Capital Markets — 2.8%
Affiliated Managers Group, Inc.	2,997	509,820
Bank of New York Mellon Corp. (The)	9,158	505,705
Blackstone, Inc.	1,316	165,461
Franklin Resources, Inc.	31,528	1,022,768
Goldman Sachs Group, Inc. (The)	1,232	509,444
Invesco Ltd.	56,687	1,435,315
Janus Henderson Group plc	23,340	1,012,022
Jefferies Financial Group, Inc.	41,523	1,534,690
Morgan Stanley	4,889	510,558
		7,205,783
54

STOXX® U.S. Quality Value ETF
	Shares	Value
Chemicals — 2.1%
CF Industries Holdings, Inc.	13,930	$632,701
Dow, Inc.	27,889	1,754,218
DuPont de Nemours, Inc.	6,794	502,892
Eastman Chemical Co.	4,470	505,825
LyondellBasell Industries NV, Class A	14,826	1,487,789
PPG Industries, Inc.	3,115	496,998
Scotts Miracle-Gro Co. (The)	798	125,150
		5,505,573
Commercial Services and Supplies — 0.1%
Republic Services, Inc.	1,037	128,723
Communications Equipment — 0.9%
Cisco Systems, Inc.	8,575	506,096
F5 Networks, Inc.(1)	2,472	503,225
Juniper Networks, Inc.	27,852	807,151
Lumentum Holdings, Inc.(1)	5,856	507,364
		2,323,836
Construction and Engineering — 0.2%
EMCOR Group, Inc.	4,157	505,076
Consumer Finance — 0.2%
American Express Co.	3,063	508,335
Containers and Packaging — 1.4%
Amcor plc	42,632	547,821
International Paper Co.	22,966	1,380,027
Packaging Corp. of America	4,454	675,672
Sealed Air Corp.	8,320	507,770
Sonoco Products Co.	7,837	511,756
		3,623,046
Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc., Class B(1)	1,771	506,099
Diversified Telecommunication Services — 0.9%
Liberty Global plc, Class C(1)	17,983	521,147
Verizon Communications, Inc.	33,758	1,856,690
		2,377,837
Electric Utilities — 2.7%
Alliant Energy Corp.	3,029	184,133
American Electric Power Co., Inc.	4,539	406,558
Entergy Corp.	1,280	141,581
Exelon Corp.	10,410	510,298
NRG Energy, Inc.	33,482	1,529,123
OGE Energy Corp.	11,831	418,936
Pinnacle West Capital Corp.	12,791	983,628
Southern Co. (The)	22,505	1,479,253
Xcel Energy, Inc.	16,725	1,149,844
		6,803,354
Electrical Equipment — 0.6%
Acuity Brands, Inc.	2,720	501,922
Eaton Corp. plc	2,990	503,396
Emerson Electric Co.	4,884	515,262
		1,520,580
55

STOXX® U.S. Quality Value ETF
	Shares	Value
Electronic Equipment, Instruments and Components — 1.6%
Arrow Electronics, Inc.(1)	4,221	$511,670
Corning, Inc.	12,468	498,595
Flex Ltd.(1)	83,614	1,553,548
Jabil, Inc.	8,384	517,964
TE Connectivity Ltd.	3,375	506,992
Vontier Corp.	14,264	518,782
		4,107,551
Equity Real Estate Investment Trusts (REITs) — 5.1%
CoreSite Realty Corp.	5,461	810,249
CubeSmart	19,942	1,066,897
Essex Property Trust, Inc.	436	144,203
Federal Realty Investment Trust	6,383	777,258
Healthcare Trust of America, Inc., Class A	25,523	774,113
Iron Mountain, Inc.	33,278	1,589,024
Kimco Realty Corp.	29,095	633,980
National Retail Properties, Inc.	16,256	773,948
Public Storage	491	158,893
Rayonier, Inc.	14,260	524,483
Simon Property Group, Inc.	3,840	516,288
Spirit Realty Capital, Inc.	15,135	783,539
STORE Capital Corp.	3,592	129,563
UDR, Inc.	8,014	432,916
VEREIT, Inc.	66,910	3,380,962
Weyerhaeuser Co.	14,434	519,624
		13,015,940
Food and Staples Retailing — 4.8%
BJ's Wholesale Club Holdings, Inc.(1)	8,982	508,920
Kroger Co. (The)	116,676	5,370,596
Walgreens Boots Alliance, Inc.	47,982	2,435,086
Walmart, Inc.	25,976	3,847,046
		12,161,648
Food Products — 4.2%
Campbell Soup Co.	15,475	645,772
Flowers Foods, Inc.	32,022	772,691
General Mills, Inc.	24,119	1,394,319
Hershey Co. (The)	848	150,690
Ingredion, Inc.	5,786	508,358
J.M. Smucker Co. (The)	5,137	635,293
Kraft Heinz Co. (The)	55,394	1,993,630
Tyson Foods, Inc., Class A	58,193	4,569,314
		10,670,067
Gas Utilities — 0.5%
UGI Corp.	27,676	1,281,676
Health Care Equipment and Supplies — 1.2%
Baxter International, Inc.	6,896	525,613
Becton Dickinson and Co.	2,060	518,502
DENTSPLY SIRONA, Inc.	8,397	518,095
Hill-Rom Holdings, Inc.	3,855	561,211
Hologic, Inc.(1)	6,558	519,066
Medtronic plc	3,782	504,821
		3,147,308
56

STOXX® U.S. Quality Value ETF
	Shares	Value
Health Care Providers and Services — 4.0%
Anthem, Inc.	1,364	$511,677
Cardinal Health, Inc.	63,899	3,354,058
DaVita, Inc.(1)	4,196	548,711
HCA Healthcare, Inc.	2,019	510,766
Henry Schein, Inc.(1)	6,741	509,552
Humana, Inc.	1,252	507,586
Laboratory Corp. of America Holdings(1)	1,673	507,555
McKesson Corp.	2,541	518,720
Molina Healthcare, Inc.(1)	1,992	535,390
Quest Diagnostics, Inc.	3,399	519,469
Tenet Healthcare Corp.(1)	6,908	520,518
UnitedHealth Group, Inc.	3,069	1,277,533
Universal Health Services, Inc., Class B	3,280	510,893
		10,332,428
Hotels, Restaurants and Leisure — 0.6%
Darden Restaurants, Inc.	4,237	638,304
Texas Roadhouse, Inc.	5,507	523,165
Yum China Holdings, Inc.	8,321	512,241
		1,673,710
Household Durables — 3.3%
D.R. Horton, Inc.	5,238	500,858
Leggett & Platt, Inc.	2,585	125,088
Lennar Corp., Class A	23,511	2,522,965
Mohawk Industries, Inc.(1)	8,914	1,762,833
Newell Brands, Inc.	20,084	510,334
PulteGroup, Inc.	36,418	1,961,474
Whirlpool Corp.	4,408	976,504
		8,360,056
Household Products — 1.2%
Church & Dwight Co., Inc.	1,545	129,255
Clorox Co. (The)	772	129,734
Colgate-Palmolive Co.	16,498	1,286,019
Procter & Gamble Co. (The)	9,920	1,412,509
		2,957,517
Industrial Conglomerates — 1.0%
3M Co.	10,125	1,971,743
Honeywell International, Inc.	2,206	511,593
		2,483,336
Insurance — 1.2%
Aflac, Inc.	8,911	505,076
Allstate Corp. (The)	3,691	499,318
Everest Re Group Ltd.	1,866	494,303
Fidelity National Financial, Inc.	2,988	145,904
Hartford Financial Services Group, Inc. (The)	7,500	504,150
MetLife, Inc.	8,147	505,114
Reinsurance Group of America, Inc.	4,325	500,922
		3,154,787
Interactive Media and Services — 3.9%
Alphabet, Inc., Class C(1)	1,780	5,178,447
57

STOXX® U.S. Quality Value ETF
	Shares	Value
Facebook, Inc., Class A(1)	12,433	$4,716,832
		9,895,279
IT Services — 5.8%
Akamai Technologies, Inc.(1)	4,495	509,059
Amdocs Ltd.	29,049	2,237,645
Cognizant Technology Solutions Corp., Class A	35,732	2,726,709
Concentrix Corp.(1)	6,473	1,122,353
DXC Technology Co.(1)	13,677	502,219
Genpact Ltd.	9,842	510,603
International Business Machines Corp.	36,389	5,106,832
MAXIMUS, Inc.	5,943	517,576
Western Union Co. (The)	70,197	1,519,063
		14,752,059
Leisure Products — 0.7%
Brunswick Corp.	13,936	1,349,981
Polaris, Inc.	4,028	482,393
		1,832,374
Machinery — 2.0%
AGCO Corp.	10,990	1,512,444
Caterpillar, Inc.	2,370	499,762
Cummins, Inc.	2,134	503,581
Flowserve Corp.	12,996	505,154
Oshkosh Corp.	4,365	500,142
Parker-Hannifin Corp.	1,677	497,516
Snap-on, Inc.	2,249	505,912
Stanley Black & Decker, Inc.	2,621	506,561
		5,031,072
Media — 3.0%
Comcast Corp., Class A	8,556	519,178
DISH Network Corp., Class A(1)	46,584	2,030,597
Fox Corp., Class A	68,700	2,572,128
Interpublic Group of Cos., Inc. (The)	30,649	1,141,062
Omnicom Group, Inc.	19,459	1,424,788
		7,687,753
Metals and Mining — 0.6%
Freeport-McMoRan, Inc.	14,495	527,473
Nucor Corp.	4,242	498,690
Reliance Steel & Aluminum Co.	3,355	503,384
		1,529,547
Multi-Utilities — 1.3%
Ameren Corp.	1,892	165,966
Consolidated Edison, Inc.	19,913	1,502,436
Public Service Enterprise Group, Inc.	23,815	1,522,731
WEC Energy Group, Inc.	1,451	137,091
		3,328,224
Multiline Retail — 2.1%
Dollar Tree, Inc.(1)	4,787	433,415
Kohl's Corp.	16,933	971,954
Target Corp.	15,872	3,920,067
		5,325,436
58

STOXX® U.S. Quality Value ETF
	Shares	Value
Oil, Gas and Consumable Fuels — 1.0%
APA Corp.	28,071	$546,823
EOG Resources, Inc.	7,405	499,986
Exxon Mobil Corp.	9,177	500,330
Marathon Oil Corp.	77,919	915,548
		2,462,687
Paper and Forest Products — 0.4%
Louisiana-Pacific Corp.	16,281	1,032,867
Pharmaceuticals — 3.8%
Bristol-Myers Squibb Co.	10,257	685,783
Johnson & Johnson	11,734	2,031,507
Merck & Co., Inc.	6,603	503,743
Pfizer, Inc.	139,257	6,415,570
		9,636,603
Professional Services — 1.2%
Booz Allen Hamilton Holding Corp.	11,447	937,624
CACI International, Inc., Class A(1)	1,978	509,414
ManpowerGroup, Inc.	13,083	1,588,538
		3,035,576
Real Estate Management and Development — 1.2%
CBRE Group, Inc., Class A(1)	5,386	518,672
Jones Lang LaSalle, Inc.(1)	10,543	2,555,939
		3,074,611
Road and Rail — 1.2%
CSX Corp.	15,210	494,781
Norfolk Southern Corp.	1,949	494,150
Union Pacific Corp.	2,916	632,305
XPO Logistics, Inc.(1)	17,209	1,495,634
		3,116,870
Semiconductors and Semiconductor Equipment — 6.2%
Applied Materials, Inc.	3,832	517,818
Broadcom, Inc.	3,685	1,832,219
Intel Corp.	101,664	5,495,956
KLA Corp.	1,524	518,099
Lam Research Corp.	864	522,565
Micron Technology, Inc.(1)	28,303	2,085,943
MKS Instruments, Inc.	3,535	520,281
ON Semiconductor Corp.(1)	46,787	2,075,471
Qorvo, Inc.(1)	2,742	515,578
QUALCOMM, Inc.	4,470	655,704
Skyworks Solutions, Inc.	2,811	515,706
Texas Instruments, Inc.	2,706	516,603
		15,771,943
Software — 5.2%
CDK Global, Inc.	12,269	510,390
Check Point Software Technologies Ltd.(1)	24,980	3,138,237
Dropbox, Inc., Class A(1)	16,476	522,454
j2 Global, Inc.(1)	3,748	516,100
Microsoft Corp.	11,729	3,540,751
NortonLifeLock, Inc.	19,061	506,260
Oracle Corp. (New York)	46,404	4,135,988
59

STOXX® U.S. Quality Value ETF
	Shares	Value
VMware, Inc., Class A(1)	3,209	$477,724
		13,347,904
Specialty Retail — 3.6%
Advance Auto Parts, Inc.	2,398	486,434
AutoNation, Inc.(1)	13,559	1,479,151
Bath & Body Works, Inc.	7,465	503,738
Best Buy Co., Inc.	26,096	3,040,445
Foot Locker, Inc.	17,471	990,431
Home Depot, Inc. (The)	1,571	512,429
Lowe's Cos., Inc.	2,468	503,201
Williams-Sonoma, Inc.	8,942	1,669,471
		9,185,300
Technology Hardware, Storage and Peripherals — 3.7%
Apple, Inc.	28,767	4,367,694
Hewlett Packard Enterprise Co.	33,682	520,724
HP, Inc.	22,614	672,540
NetApp, Inc.	6,186	550,121
Seagate Technology Holdings plc	38,072	3,334,726
		9,445,805
Textiles, Apparel and Luxury Goods — 0.6%
Capri Holdings Ltd.(1)	8,560	483,726
Hanesbrands, Inc.	25,782	481,608
Ralph Lauren Corp.	4,240	492,391
		1,457,725
Thrifts and Mortgage Finance — 0.3%
New York Community Bancorp, Inc.	61,072	764,621
Tobacco — 1.0%
Altria Group, Inc.	10,461	525,456
Philip Morris International, Inc.	20,108	2,071,124
		2,596,580
TOTAL COMMON STOCKS (Cost $221,503,857)		254,571,079
TEMPORARY CASH INVESTMENTS — 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $841,055)	841,055	841,055
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $222,344,912)		255,412,134
OTHER ASSETS AND LIABILITIES — (0.1)%		(192,695)
TOTAL NET ASSETS — 100.0%		$255,219,439

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

See Notes to Financial Statements.
60

Statements of Assets and Liabilities

AUGUST 31, 2021
	Low Volatility ETF	Quality Convertible Securities ETF
Assets
Investment securities, at value (cost of $5,642,257 and $25,023,445, respectively)	$6,426,929	$25,977,607
Dividends and interest receivable	7,781	73,389
	6,434,710	26,050,996

Liabilities
Accrued management fees	1,566	6,990

Net Assets	$6,433,144	$26,044,006

Shares outstanding (unlimited number of shares authorized)	135,000	540,000

Net Asset Value Per Share	$47.65	$48.23

Net Assets Consist of:
Capital paid in	$5,652,040	$25,571,039
Distributable earnings	781,104	472,967
	$6,433,144	$26,044,006

See Notes to Financial Statements.
61

AUGUST 31, 2021
	Quality Diversified International ETF	Quality Preferred ETF
Assets
Investment securities, at value (cost of $183,308,462 and $22,060,909, respectively)	$207,779,957	$22,464,116
Foreign currency holdings, at value (cost of $48,870 and $—, respectively)	48,542	—
Receivable for investments sold	—	585,332
Dividends and interest receivable	658,699	95,274
	208,487,198	23,144,722

Liabilities
Payable for capital shares redeemed	—	625,410
Accrued management fees	66,550	4,572
	66,550	629,982

Net Assets	$208,420,648	$22,514,740

Shares outstanding (unlimited number of shares authorized)	3,950,000	540,000

Net Asset Value Per Share	$52.76	$41.69

Net Assets Consist of:
Capital paid in	$185,936,519	$22,032,842
Distributable earnings	22,484,129	481,898
	$208,420,648	$22,514,740

See Notes to Financial Statements.
62

AUGUST 31, 2021
	STOXX® U.S. Quality Growth ETF	STOXX® U.S. Quality Value ETF
Assets
Investment securities, at value (cost of $225,482,831 and $222,344,912, respectively)	$258,091,621	$255,412,134
Receivable for investments sold	126,847,963	59,209,773
Receivable for capital shares sold	43,453,498	12,974,875
Dividends and interest receivable	476,017	479,973
	428,869,099	328,076,755

Liabilities
Payable for investments purchased	121,179,406	59,838,787
Payable for capital shares redeemed	49,102,108	12,956,125
Accrued management fees	65,762	62,404
	170,347,276	72,857,316

Net Assets	$258,521,823	$255,219,439

Shares outstanding (unlimited number of shares authorized)	3,425,000	4,925,000

Net Asset Value Per Share	$75.48	$51.82

Net Assets Consist of:
Capital paid in	$231,397,033	$233,551,248
Distributable earnings	27,124,790	21,668,191
	$258,521,823	$255,219,439

See Notes to Financial Statements.
63

Statements of Operations

PERIOD ENDED AUGUST 31, 2021
	Low Volatility ETF(1)	Quality Convertible Securities ETF(2)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $81 and $275, respectively)	$50,131	$122,533
Interest	4	55,272
	50,135	177,805
Expenses:
Management fees	9,478	30,779

Net investment income (loss)	40,657	147,026

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions (Note 4)	165,605	(523,605)
Change in net unrealized appreciation (depreciation) on investments	784,672	954,162

Net realized and unrealized gain (loss)	950,277	430,557

Net Increase (Decrease) in Net Assets Resulting from Operations	$990,934	$577,583
(1)January 12, 2021 (fund inception) through August 31, 2021.
(2)February 16, 2021 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
64

YEAR ENDED AUGUST 31, 2021 (EXCEPT AS NOTED)
	Quality Diversified International ETF	Quality Preferred ETF(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $413,649 and $603, respectively)	$4,063,817	$356,367
Interest	207	12,445
	4,064,024	368,812

Expenses:
Management fees	574,039	24,013
Other expenses	2,156	—
	576,195	24,013

Net investment income (loss)	3,487,829	344,799

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (Note 4)	13,061,540	175,516
Foreign currency translation transactions	(32,358)	—
	13,029,182	175,516

Change in net unrealized appreciation (depreciation) on:
Investments	13,887,300	403,207
Translation of assets and liabilities in foreign currencies	(4,041)	—
	13,883,259	403,207

Net realized and unrealized gain (loss)	26,912,441	578,723

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,400,270	$923,522
(1)February 16, 2021 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
65

YEAR ENDED AUGUST 31, 2021
	STOXX® U.S. Quality Growth ETF	STOXX® U.S. Quality Value ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $— and $1,013, respectively)	$1,517,214	$4,133,602
Interest	121	156
	1,517,335	4,133,758
Expenses:
Management fees	675,992	570,756
Other expenses	—	40
	675,992	570,796

Net investment income (loss)	841,343	3,562,962

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions (Note 4)	68,950,979	33,367,852
Change in net unrealized appreciation (depreciation) on investments	1,940,684	21,953,183

Net realized and unrealized gain (loss)	70,891,663	55,321,035

Net Increase (Decrease) in Net Assets Resulting from Operations	$71,733,006	$58,883,997

See Notes to Financial Statements.
66

Statements of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2021
	Low Volatility ETF(1)	Quality Convertible Securities ETF(2)
Increase (Decrease) in Net Assets	August 31, 2021	August 31, 2021
Operations
Net investment income (loss)	$40,657	$147,026
Net realized gain (loss)	165,605	(523,605)
Change in net unrealized appreciation (depreciation)	784,672	954,162
Net increase (decrease) in net assets resulting from operations	990,934	577,583

Distributions to Shareholders
From earnings	(27,228)	(104,616)

Capital Share Transactions
Proceeds from shares sold	6,851,065	25,554,072
Payments for shares redeemed	(1,381,627)	—
Other capital	—	16,967
Net increase (decrease) in net assets from capital share transactions	5,469,438	25,571,039

Net increase (decrease) in net assets	6,433,144	26,044,006

Net Assets
End of period	$6,433,144	$26,044,006

Transactions in Shares of the Funds
Sold	165,000	540,000
Redeemed	(30,000)	—
Net increase (decrease) in shares of the funds	135,000	540,000
(1)January 12, 2021 (fund inception) through August 31, 2021.
(2)February 16, 2021 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
67

YEARS ENDED AUGUST 31, 2021 AND AUGUST 31, 2020 (EXCEPT AS NOTED)
	Quality Diversified International ETF		Quality Preferred ETF(1)
Increase (Decrease) in Net Assets	August 31, 2021	August 31, 2020	August 31, 2021
Operations
Net investment income (loss)	$3,487,829	$1,667,317	$344,799
Net realized gain (loss)	13,029,182	(333,736)	175,516
Change in net unrealized appreciation (depreciation)	13,883,259	10,257,532	403,207
Net increase (decrease) in net assets resulting from operations	30,400,270	11,591,113	923,522

Distributions to Shareholders
From earnings	(3,209,185)	(1,315,435)	(292,191)

Capital Share Transactions
Proceeds from shares sold	129,800,116	84,459,734	26,206,795
Payments for shares redeemed	(49,841,406)	(12,183,875)	(4,335,252)
Other capital	—	—	11,866
Net increase (decrease) in net assets from capital share transactions	79,958,710	72,275,859	21,883,409

Net increase (decrease) in net assets	107,149,795	82,551,537	22,514,740

Net Assets
Beginning of period	101,270,853	18,719,316	—
End of period	$208,420,648	$101,270,853	$22,514,740

Transactions in Shares of the Funds
Sold	2,600,000	2,150,000	645,000
Redeemed	(1,000,000)	(300,000)	(105,000)
Net increase (decrease) in shares of the funds	1,600,000	1,850,000	540,000
(1)February 16, 2021 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
68

YEARS ENDED AUGUST 31, 2021 AND AUGUST 31, 2020
	STOXX® U.S. Quality Growth ETF		STOXX® U.S. Quality Value ETF
Increase (Decrease) in Net Assets	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020
Operations
Net investment income (loss)	$841,343	$568,569	$3,562,962	$3,009,632
Net realized gain (loss)	68,950,979	26,461,497	33,367,852	(14,863,742)
Change in net unrealized appreciation (depreciation)	1,940,684	28,986,871	21,953,183	9,994,124
Net increase (decrease) in net assets resulting from operations	71,733,006	56,016,937	58,883,997	(1,859,986)

Distributions to Shareholders
From earnings	(546,618)	(537,870)	(3,277,478)	(2,568,849)

Capital Share Transactions
Proceeds from shares sold	250,557,892	261,431,182	171,502,978	112,503,720
Payments for shares redeemed	(278,660,990)	(123,435,982)	(109,488,315)	(867,525)
Net increase (decrease) in net assets from capital share transactions	(28,103,098)	137,995,200	62,014,663	111,636,195

Net increase (decrease) in net assets	43,083,290	193,474,267	117,621,182	107,207,360

Net Assets
Beginning of period	215,438,533	21,964,266	137,598,257	30,390,897
End of period	$258,521,823	$215,438,533	$255,219,439	$137,598,257

Transactions in Shares of the Funds
Sold	3,800,000	5,825,000	3,625,000	2,800,000
Redeemed	(4,225,000)	(2,500,000)	(2,250,000)	(25,001)
Net increase (decrease) in shares of the funds	(425,000)	3,325,000	1,375,000	2,774,999

See Notes to Financial Statements.
69

Notes to Financial Statements

AUGUST 31, 2021

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Low Volatility ETF (Low Volatility ETF), American Century Quality Convertible Securities ETF (Quality Convertible Securities ETF), American Century Quality Diversified International ETF (Quality Diversified International ETF), American Century Quality Preferred ETF (Quality Preferred ETF), American Century STOXX® U.S. Quality Growth ETF (STOXX® U.S. Quality Growth ETF) and American Century STOXX® U.S. Quality Value ETF (STOXX® U.S. Quality Value ETF) are six funds in a series issued by the trust. Low Volatility ETF’s investment objective is to seek capital appreciation. Quality Convertible Securities ETF’s investment objective is to seek total return. Quality Diversified International ETF’s investment objective is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the Alpha Vee American Century Diversified International Equity Index. Quality Preferred ETF’s investment objective is to seek current income and capital appreciation. STOXX® U.S. Quality Growth ETF’s investment objective is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the iSTOXX® American Century USA Quality Growth Index. STOXX® U.S. Quality Value ETF’s investment objective is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the iSTOXX® American Century USA Quality Value Index. Shares of Low Volatility ETF, Quality Diversified International ETF, STOXX® U.S. Quality Growth ETF and STOXX® U.S. Quality Value ETF are listed for trading on the NYSE Arca, Inc. Shares of Quality Convertible Securities ETF and Quality Preferred ETF are listed for trading on the Cboe BZX Exchange, Inc. Low Volatility ETF incepted on January 12, 2021. Quality Convertible Securities ETF and Quality Preferred ETF incepted on February 16, 2021.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

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Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share.

If the funds determine that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the funds may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the funds to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The funds monitor for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The funds also monitor for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The funds may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. For convertible bonds, the premiums attributable only to the debt instrument are amortized.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly for Quality Convertible Securities ETF and Quality Preferred ETF. Distributions from net investment income, if any, are generally declared and paid quarterly for Low Volatility ETF, STOXX® U.S. Quality Growth ETF and STOXX® U.S. Quality Value ETF. Distributions from net investment income, if any, are generally declared and paid semiannually for Quality Diversified International ETF. Distributions from net realized gains, if any, are generally declared and paid annually for all funds.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 36%, 39% and 62% of the shares of Quality Diversified International ETF, STOXX® U.S. Quality Growth ETF and STOXX® U.S. Quality Value ETF, respectively. ACIM owns 74% of the shares of Low Volatility ETF. Related parties do not invest in the funds for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

The annual management fee for each fund is as follows:

Annual Management Fee
Low Volatility ETF	0.29%
Quality Convertible Securities ETF	0.32%
Quality Diversified International ETF	0.39%
Quality Preferred ETF	0.32%
STOXX® U.S. Quality Growth ETF	0.29%
STOXX® U.S. Quality Value ETF	0.29%

Interfund Transactions — The funds may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2021 were as follows:

	Low Volatility ETF(1)	Quality Convertible Securities ETF(2)	Quality Diversified International ETF	Quality Preferred ETF(2)	STOXX® U.S. Quality Growth ETF	STOXX® U.S. Quality Value ETF
Purchases	$3,805,052	$27,041,933	$193,081,366	$8,445,919	$392,497,372	$290,079,580
Sales	$3,133,820	$17,009,995	$155,450,434	$7,526,053	$372,852,638	$285,808,065
(1)January 12, 2021 (fund inception) through August 31, 2021.
(2)February 16, 2021 (fund inception) through August 31, 2021.

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Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2021 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Low Volatility ETF(1)	$5,994,367	$1,219,020	$182,908
Quality Convertible Securities ETF(2)	$14,166,942	—	—
Quality Diversified International ETF	$89,349,105	$47,259,985	$12,750,626
Quality Preferred ETF(2)	$24,585,081	$4,193,398	$142,974
STOXX® U.S. Quality Growth ETF	$222,250,231	$270,184,375	$72,022,629
STOXX® U.S. Quality Value ETF	$167,402,048	$107,220,223	$29,870,960
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.

(1)January 12, 2021 (fund inception) through August 31, 2021.
(2)February 16, 2021 (fund inception) through August 31, 2021.

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

6. Fair Value Measurements

The funds’ investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds’ portfolio holdings.

Low Volatility ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$6,396,857	—	—
Temporary Cash Investments	30,072	—	—
	$6,426,929	—	—

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Quality Convertible Securities ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Convertible Bonds	—	$17,562,036	—
Convertible Preferred Stocks	—	7,364,306	—
Common Stocks	$155,835	—	—
Temporary Cash Investments	895,430	—	—
	$1,051,265	$24,926,342	—

Quality Diversified International ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$3,004,695	$203,921,250	—
Temporary Cash Investments	854,012	—	—
	$3,858,707	$203,921,250	—

Quality Preferred ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Preferred Stocks	$16,400,740	$1,116,530	—
Convertible Preferred Stocks	—	4,526,229	—
Temporary Cash Investments	420,617	—	—
	$16,821,357	$5,642,759	—

STOXX® U.S. Quality Growth ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$257,263,914	—	—
Temporary Cash Investments	827,707	—	—
	$258,091,621	—	—

STOXX® U.S. Quality Value ETF
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$254,571,079	—	—
Temporary Cash Investments	841,055	—	—
	$255,412,134	—	—

7. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

74

Quality Diversified International ETF, STOXX® U.S. Quality Growth ETF and STOXX® U.S. Quality Value ETF are not actively managed and do not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the funds generally will not buy or sell securities unless they are added or removed from their respective indexes, even if the security is underperforming. If the funds' respective indexes have high portfolio turnover, the funds may also have high portfolio turnover.

A fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2021 (except as noted) and August 31, 2020 were as follows:

	2021		2020
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Low Volatility ETF(1)	$27,228	—	N/A	N/A
Quality Convertible Securities ETF(2)	$104,616	—	N/A	N/A
Quality Diversified International ETF	$3,209,185	—	$1,315,435	—
Quality Preferred ETF(2)	$292,191	—	N/A	N/A
STOXX® U.S. Quality Growth ETF	$546,618	—	$537,870	—
STOXX® U.S. Quality Value ETF	$3,277,478	—	$2,568,849	—
(1)January 12, 2021 (fund inception) through August 31, 2021.
(2)February 16, 2021 (fund inception) through August 31, 2021.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to in kind transactions, were as follows:

	Low Volatility ETF	Quality Convertible Securities ETF	Quality Diversified International ETF	Quality Preferred ETF	STOXX® U.S. Quality Growth ETF	STOXX® U.S. Quality Value ETF
Capital paid in	$182,602	—	$12,608,386	$149,433	$71,661,734	$29,233,539
Distributable earnings	$(182,602)	—	$(12,608,386)	$(149,433)	$(71,661,734)	$(29,233,539)

75

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Low Volatility ETF	Quality Convertible Securities ETF	Quality Diversified International ETF
Federal tax cost of investments	$5,650,858	$25,041,096	$183,868,134
Gross tax appreciation of investments	$800,476	$1,495,278	$27,897,262
Gross tax depreciation of investments	(24,405)	(558,767)	(3,985,439)
Net tax appreciation (depreciation) of investments	$776,071	$936,511	$23,911,823
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	—	—	$1,900
Net tax appreciation (depreciation)	$776,071	$936,511	$23,913,723
Undistributed ordinary income	$13,420	$66,158	$1,076,304
Accumulated long-term capital losses	—	—	$(544,125)
Accumulated short-term capital losses	$(8,387)	$(529,702)	$(1,961,773)

	Quality Preferred ETF	STOXX® U.S. Quality Growth ETF	STOXX® U.S. Quality Value ETF
Federal tax cost of investments	$22,030,170	$225,573,021	$223,113,251
Gross tax appreciation of investments	$474,476	$33,644,845	$32,972,285
Gross tax depreciation of investments	(40,530)	(1,126,245)	(673,402)
Net tax appreciation (depreciation) of investments	$433,946	$32,518,600	$32,298,883
Undistributed ordinary income	$48,996	$321,716	$810,044
Accumulated long-term capital losses	—	—	$(828,758)
Accumulated short-term capital losses	$(1,044)	$(5,715,526)	$(10,611,978)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and to the timing and recognition of partnership income.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Low Volatility ETF
2021(4)	$39.84	0.34	7.70	8.04	(0.23)	$47.65	20.26%	0.29%(5)	1.24%(5)	61%	$6,433

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)January 12, 2021 (fund inception) through August 31, 2021.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Quality Convertible Securities ETF
2021(4)	$50.00	0.39	(1.95)	(1.56)	(0.25)	0.04	$48.23	(3.03)%	0.32%(5)	1.53%(5)	110%	$26,044

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)February 16, 2021 (fund inception) through August 31, 2021.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Quality Diversified International ETF
2021	$43.09	1.17	9.56	10.73	(1.06)	$52.76	25.04%	0.39%	2.37%	107%	$208,421
2020	$37.44	0.78	5.42	6.20	(0.55)	$43.09	16.67%	0.39%	2.00%	118%	$101,271
2019(4)	$39.85	0.98	(2.69)	(1.71)	(0.70)	$37.44	(4.32)%	0.39%(5)	2.67%(5)	119%	$18,719

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 10, 2018 (fund inception) through August 31, 2019.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Quality Preferred ETF
2021(4)	$40.00	1.01	1.48	2.49	(0.83)	0.03	$41.69	6.35%	0.32%(5)	4.59%(5)	61%	$22,515

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)February 16, 2021 (fund inception) through August 31, 2021.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
STOXX® U.S. Quality Growth ETF
2021	$55.96	0.23	19.44	19.67	(0.15)	$75.48	35.20%	0.29%	0.36%	162%	$258,522
2020	$41.84	0.18	14.11	14.29	(0.17)	$55.96	34.30%	0.29%	0.39%	180%	$215,439
2019(4)	$40.15	0.18	1.64	1.82	(0.13)	$41.84	4.57%	0.29%(5)	0.48%(5)	191%	$21,964

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 10, 2018 (fund inception) through August 31, 2019.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
STOXX® U.S. Quality Value ETF
2021	$38.76	0.83	13.02	13.85	(0.79)	$51.82	36.16%	0.29%	1.81%	147%	$255,219
2020	$39.21	1.02	(0.47)	0.55	(1.00)	$38.76	1.55%	0.29%	2.66%	178%	$137,598
2019	$41.66	1.15	(2.68)	(1.53)	(0.92)	$39.21	(3.60)%	0.29%	2.94%	190%	$30,391
2018(4)	$40.37	0.55	1.11	1.66	(0.37)	$41.66	4.16%	0.29%(5)	2.17%(5)	77%	$7,291

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)January 11, 2018 (fund inception) through August 31, 2018.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century Low Volatility ETF, American Century Quality Convertible Securities ETF, American Century Quality Diversified International ETF, American Century Quality Preferred ETF, American Century STOXX® U.S. Quality Growth ETF, and American Century STOXX® U.S. Quality Value ETF (the “Funds”), six of the funds constituting the American Century ETF Trust, as of August 31, 2021, the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting American Century ETF Trust as of August 31, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the American Century ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
American Century Low Volatility ETF	For the period January 12, 2021 (fund inception) through August 31, 2021
American Century Quality Convertible Securities ETF	For the period February 16, 2021 (fund inception) through August 31, 2021
American Century Quality Diversified International ETF	For the year ended August 31, 2021	For the years ended August 31, 2021 and 2020	For the years ended August 31, 2021 and 2020, and the period from September 10, 2018 (fund inception) through August 31, 2019
American Century Quality Preferred ETF	For the period February 16, 2021 (fund inception) through August 31, 2021
American Century STOXX® U.S. Quality Growth ETF	For the year ended August 31, 2021	For the years ended August 31, 2021 and 2020	For the years ended August 31, 2021 and 2020, and the period from September 10, 2018 (fund inception) through August 31, 2019
American Century STOXX® U.S. Quality Value ETF	For the year ended August 31, 2021	For the years ended August 31, 2021 and 2020	For the years ended August 31, 2021, 2020, and 2019, and the period from January 11, 2018 (fund inception) through August 31, 2018

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Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 18, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	31	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	69	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	31	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	103	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang and Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management,The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

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Approval of Management Agreement
American Century Quality Diversified International ETF
American Century STOXX® U.S. Quality Growth ETF
American Century STOXX® U.S. Quality Value ETF
At a meeting held on June 3, 2021, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for American Century Quality Diversified International ETF, American Century STOXX® U.S. Quality Growth ETF, and American Century STOXX® U.S. Quality Value ETF (collectively the "Existing Funds"). Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Existing Funds and the services provided to each Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to each Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to each Fund and its shareholders on a routine and non-routine basis;
•the investment performance of each Fund, including data comparing each Fund's performance to appropriate benchmarks and/or a peer group of other funds with similar investment objectives and strategies;
•the cost of owning each Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Existing Funds’ service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to each Fund, the profitability of each Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor;
•possible economies of scale associated with the Advisor’s management of each Fund; and
•possible collateral benefits to the Advisor from the management of the Existing Funds.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The
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independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Existing Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Existing Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The performance for American Century STOXX® U.S. Quality Growth ETF, American Century STOXX® U.S. Quality Value ETF, and American Century Quality Diversified International ETF was below their respective benchmark for the one-year and since inception periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Existing Funds to be satisfactory and consistent with the management agreement.

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Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Existing Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Existing Funds, its profitability in managing each Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Existing Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Existing Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Existing Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Existing Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Existing Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of American Century STOXX® U.S. Quality Growth ETF and American Century Quality Diversified International ETF was below the median of the total expense ratios of their respective peer expense universe and was within the range of their respective peer expense group. The unified fee charged to shareholders of American Century STOXX® U.S. Quality Value ETF was above the median of the total expense ratios of its peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Existing Funds.

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Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Existing Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Existing Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Existing Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Existing Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Existing Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Existing Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Existing Funds and the Advisor should be renewed.
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Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Funds' investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2021.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2021 as qualified for the corporate dividends received deduction.

Low Volatility ETF	Quality Convertible Securities ETF	Quality Diversified International ETF	Quality Preferred ETF	STOXX® U.S. Quality Growth ETF	STOXX® U.S. Quality Value ETF
$27,228	$98,261	—	$292,191	$546,618	$2,858,392

For nonresident alien shareholders, Quality Convertible Securities ETF and Quality Preferred ETF hereby designate $30,821 and $15,370, respectively, or up to the maximum amount allowable, of ordinary income distributions as qualified interest income for the fiscal year ended August 31, 2021.

For the fiscal year ended August 31, 2021, Quality Diversified International ETF intends to pass through to shareholders foreign source income of $4,477,466 and foreign taxes paid of $410,538, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on August 31, 2021 are $1.1335 and $0.1039, respectively.
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Notes
94

Notes
95

Notes
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Contact Us	americancenturyetfs.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-ACI-ETFS
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American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96948 2110

Annual Report

August 31, 2021

Avantis® Emerging Markets Equity ETF (AVEM)
Avantis® International Equity ETF (AVDE)
Avantis® International Small Cap Value ETF (AVDV)
Avantis® U.S. Equity ETF (AVUS)
Avantis® U.S. Small Cap Value ETF (AVUV)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.
Upbeat Backdrop Bolstered Stocks

Global equities rallied for the 12-month period, benefiting from ongoing central bank and federal government support. These programs helped sustain investor confidence and bolster the economic landscape, despite ongoing challenges from COVID-19 and the inconsistent lifting of virus-related restrictions.

In general, data on U.S. manufacturing, employment, housing and corporate earnings remained upbeat during the period. Additionally, expanding COVID-19 vaccine availability and two federal coronavirus aid packages also helped promote investor optimism. Outside the U.S., economies recovered but at a slower pace. Virus outbreaks and slower vaccine rollouts led to lingering lockdowns in some regions.

Against this backdrop, inflation rose, but central banks remained supportive. In the U.S., where annual consumer inflation hit a 13-year high, the Federal Reserve (Fed) insisted temporary supply chain disruptions and other transient factors were at play. The Fed left interest rates unchanged but hinted it may start hiking rates in 2023, sooner than its previous timetable of 2024.

Despite ongoing pandemic-related challenges, including the emergence of the delta variant of COVID-19, stocks remained in favor and delivered strong 12-month returns. The U.S. generally outperformed other developed markets and emerging markets, as the S&P 500 Index returned more than 31%. Value stocks generally outperformed growth stocks, while small caps significantly outpaced large caps. Similar trends prevailed in non-U.S. equity markets.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to the spread of the delta variant. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization, and fiscal and monetary policy likely will sway market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors

Performance

Avantis Emerging Markets Equity ETF (AVEM)
Total Returns as of August 31, 2021		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	30.08%	17.60%	9/17/2019
Market Price	29.76%	17.77%	9/17/2019
MSCI Emerging Markets IMI Index	23.47%	17.06%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 17, 2019

Value on August 31, 2021
Net Asset Value — $13,733

MSCI Emerging Markets IMI Index — $13,608

Total Annual Fund Operating Expenses
0.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis Emerging Markets Equity ETF seeks long-term capital appreciation by investing in a diverse group of companies related to emerging markets across market sectors, industry groups, countries and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of companies related to emerging markets countries.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2021, Avantis Emerging Markets Equity ETF returned 29.76% on a market price basis. On a net asset value (NAV) basis, the fund returned 30.08%. NAV and market price returns reflect fees and operating expenses, while the index return does not.

For the same time period, the fund outperformed the broad emerging markets stock universe, as measured by the MSCI Emerging Markets IMI Index, which returned 23.47%. The MSCI Emerging Markets IMI Index is an unmanaged index generally representative of the performance of emerging markets stocks across capitalization categories.

The outperformance versus the index was largely due to the fund’s emphasis on companies with higher levels of profitability and lower prices relative to their book values, or more value-oriented stocks. These companies generally outperformed companies with lower levels of profitability and higher prices relative to their book values, or more growth-oriented stocks.

For example, value stocks (as measured by the MSCI Emerging Markets IMI Value Index) returned 31.21% for the period. Growth stocks (as measured by the MSCI Emerging Markets IMI Growth Index) lagged their value-style counterparts, returning 16.50%.

Fund Characteristics

AUGUST 31, 2021

Avantis Emerging Markets Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	100.1%
Rights	—*
Warrants	—*
Corporate Bonds	—*
Temporary Cash Investments	0.1%
Temporary Cash Investments - Securities Lending Collateral	1.1%
Other Assets and Liabilities	(1.3)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
China	30.6%
Taiwan	17.2%
South Korea	14.6%
India	13.4%
Brazil	5.7%
.

Performance

Avantis International Equity ETF (AVDE)
Total Returns as of August 31, 2021		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	30.86%	15.79%	9/24/2019
Market Price	30.65%	15.92%	9/24/2019
MSCI World ex-USA IMI Index	27.53%	15.17%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 24, 2019

Value on August 31, 2021
Net Asset Value — $13,285

MSCI World ex-USA IMI Index — $13,146

Total Annual Fund Operating Expenses
0.23%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis International Equity ETF seeks long-term capital appreciation by investing in a diverse group of non-U.S. companies across countries, market sectors, industry groups and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an emphasis on the securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2021, Avantis International Equity ETF returned 30.65% on a market price basis. On a net asset value (NAV) basis, the portfolio returned 30.86%. NAV and market price returns reflect fees and operating expenses, while the index return does not.

For the same time period, the fund outperformed the total non-U.S. developed markets stock universe, as measured by the MSCI World ex-USA IMI Index, which returned 27.53%. The MSCI World ex-USA IMI Index is an unmanaged index generally representative of the performance of non-U.S. developed markets stocks across capitalization categories. The outperformance versus the index was largely due to the fund’s emphasis on companies with higher levels of profitability and lower prices relative to their book values. These companies generally outperformed companies with lower levels of profitability and higher prices relative to their book values.

For example, value stocks (as measured by the MSCI World ex-USA IMI Value Index) returned 29.42% for the reporting period. These securities outperformed growth stocks, which returned 25.31% (as measured by the MSCI World ex-USA IMI Growth Index).

Fund Characteristics

AUGUST 31, 2021

Avantis International Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Warrants	—*
Rights	—*
Temporary Cash Investments - Securities Lending Collateral	1.2%
Other Assets and Liabilities	(0.9)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
Japan	21.1%
United Kingdom	13.4%
Canada	9.7%
France	9.2%
Switzerland	8.4%

Performance

Avantis International Small Cap Value ETF (AVDV)
Total Returns as of August 31, 2021		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	39.98%	17.37%	9/24/2019
Market Price	39.83%	17.51%	9/24/2019
MSCI World ex-USA Small Cap Index	33.13%	20.07%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 24, 2019

Value on August 31, 2021
Net Asset Value — $13,637

MSCI World ex-USA Small Cap Index — $14,252

Total Annual Fund Operating Expenses
0.36%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis International Small Cap Value ETF seeks long-term capital appreciation by investing in a diverse group of non-U.S. small-capitalization (small-cap) value companies across countries, market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in securities of small-cap companies.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2021, Avantis International Small Cap Value ETF returned 39.83% on a market price basis. On a net asset value (NAV) basis, the fund returned 39.98%. NAV and market price returns reflect fees and operating expenses, while the index return does not.

For the same time period, the fund outperformed the total non-U.S. developed markets small-cap stock universe, as measured by the MSCI World ex-USA Small Cap Index, which returned 33.13%. The MSCI World ex-USA Small Cap Index is an unmanaged index generally representative of the performance of non-U.S. developed markets small-cap stocks.

The outperformance versus the index was largely due to the fund’s emphasis on small-cap companies with higher levels of profitability and lower prices relative to their book values. These value-oriented companies generally outperformed companies with lower levels of profitability and higher prices relative to their book values, or more growth-oriented stocks.

For example, small-cap value stocks (as measured by the MSCI World ex-USA Small Cap Value Index) returned 36.28% for the reporting period. Small-cap growth stocks (as measured by the MSCI World ex-USA Small Cap Growth Index) lagged their value-style peers, returning 29.85%.

Meanwhile, the exclusion of real estate investment trusts (REITs) in the fund aided relative results. REITs underperformed for the reporting period.

Fund Characteristics

AUGUST 31, 2021

Avantis International Small Cap Value ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Warrants	—*
Rights	—*
Temporary Cash Investments - Securities Lending Collateral	1.2%
Other Assets and Liabilities	(0.9)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
Japan	24.9%
United Kingdom	16.4%
Canada	8.4%
Australia	8.1%
Sweden	7.2%

Performance

Avantis U.S. Equity ETF (AVUS)
Total Returns as of August 31, 2021		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	38.56%	26.33%	9/24/2019
Market Price	38.60%	26.34%	9/24/2019
Russell 3000 Index	33.04%	27.14%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 24, 2019

Value on August 31, 2021
Net Asset Value — $15,727

Russell 3000 Index — $15,921

Total Annual Fund Operating Expenses
0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Equity ETF seeks long-term capital appreciation by investing in a diverse group of U.S. companies across market sectors, industry groups and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of U.S. companies.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2021, Avantis U.S. Equity ETF returned 38.60% on a market price basis. On a net asset value (NAV) basis, the fund returned 38.56%. NAV and market price returns reflect fees and operating expenses, while the index return does not.

For the same time period, the fund outperformed the total U.S. stock market, as measured by the Russell 3000 Index, which returned 33.04%. The Russell 3000 Index is an unmanaged index generally representative of the performance of the broad U.S. stock market, including all capitalization categories. The fund’s outperformance versus the index was largely due to the fund’s emphasis on mid- and small-cap companies, which generally outperformed mega-cap companies during the period.

For example, small- and mid-cap stocks (as measured by the Russell 2000 and Russell Midcap indices) returned 47.08% and 41.24%, respectively. These indices outperformed large-cap stocks (as measured by the Russell 1000 Index), which returned 32.25% for the period.

Fund Characteristics

AUGUST 31, 2021

Avantis U.S. Equity ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Temporary Cash Investments	0.1%
Temporary Cash Investments - Securities Lending Collateral	0.2%
Other Assets and Liabilities	(0.1)%

Top Five Industries	% of net assets
Software	6.7%
Banks	6.0%
Semiconductors and Semiconductor Equipment	4.9%
Technology Hardware, Storage and Peripherals	4.4%
Interactive Media and Services	4.4%

Performance

Avantis U.S. Small Cap Value ETF (AVUV)
Total Returns as of August 31, 2021		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	70.34%	25.33%	9/24/2019
Market Price	70.27%	25.32%	9/24/2019
Russell 2000 Value Index	59.49%	19.96%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 24, 2019

Value on August 31, 2021
Net Asset Value — $15,485

Russell 2000 Value Index — $14,227

Total Annual Fund Operating Expenses
0.25%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Small Cap Value ETF seeks long-term capital appreciation by investing in a diverse group of U.S. small-capitalization (small-cap) companies across market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in securities of small-cap companies located in the U.S.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2021, Avantis U.S. Small Cap Value ETF returned 70.27% on a market price basis. On a net asset value (NAV) basis, the fund returned 70.34%. NAV and market price returns reflect fees and operating expenses, while the index return does not.

For the same time period, the fund outperformed the broad U.S. small-cap value universe, as measured by the Russell 2000 Value Index, which returned 59.49%. The Russell 2000 Value Index is an unmanaged index generally representative of the performance of U.S. small-cap companies with lower price-to-book ratios and lower forecasted growth values.

The outperformance was largely due to the fund’s overweight versus the index in companies with the highest profitability and book-to-market characteristics. The exclusion of real estate investment trusts (REITs) also aided the fund’s relative results, as REITs underperformed for the reporting period.

Fund Characteristics

AUGUST 31, 2021

Avantis U.S. Small Cap Value ETF
Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Temporary Cash Investments	0.5%
Temporary Cash Investments - Securities Lending Collateral	0.8%
Other Assets and Liabilities	(1.1)%

Top Five Industries	% of net assets
Banks	15.6%
Oil, Gas and Consumable Fuels	9.6%
Specialty Retail	7.7%
Thrifts and Mortgage Finance	4.7%
Insurance	4.4%

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2021 to August 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Expenses Paid During Period(1) 3/1/21 - 8/31/21	Annualized Expense Ratio(1)
Avantis Emerging Markets Equity ETF
Actual	$1,000	$1,033.70	$1.69	0.33%
Hypothetical	$1,000	$1,023.54	$1.68	0.33%
Avantis International Equity ETF
Actual	$1,000	$1,113.20	$1.23	0.23%
Hypothetical	$1,000	$1,024.05	$1.17	0.23%
Avantis International Small Cap Value ETF
Actual	$1,000	$1,118.60	$1.92	0.36%
Hypothetical	$1,000	$1,023.39	$1.84	0.36%
Avantis U.S. Equity ETF
Actual	$1,000	$1,162.20	$0.82	0.15%
Hypothetical	$1,000	$1,024.45	$0.77	0.15%
Avantis U.S. Small Cap Value ETF
Actual	$1,000	$1,124.40	$1.34	0.25%
Hypothetical	$1,000	$1,023.95	$1.28	0.25%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedules of Investments

AUGUST 31, 2021

Avantis Emerging Markets Equity ETF
	Shares	Value
COMMON STOCKS — 100.1%
Brazil — 5.7%
3R PETROLEUM OLEO E GAS SA(1)	2,500	$18,416
Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA(1)	13,700	21,222
AES Brasil Energia SA	100,200	298,422
Aliansce Sonae Shopping Centers SA	48,900	239,923
Alliar Medicos A Frente SA(1)	300	745
Alpargatas SA, Preference Shares(1)	3,700	43,041
Alupar Investimento SA	26,400	129,427
Ambev SA, ADR	250,065	815,212
Americanas SA(1)	13,550	108,698
Arezzo Industria e Comercio SA	7,300	126,721
Atacadao SA	54,300	189,863
Azul SA, ADR(1)(2)	10,813	237,778
B3 SA - Brasil Bolsa Balcao	323,400	873,733
Banco ABC Brasil SA, Preference Shares	28,810	93,716
Banco BMG SA, Preference Shares	46,900	37,369
Banco Bradesco SA	111,426	427,534
Banco Bradesco SA, ADR	390,032	1,747,343
Banco BTG Pactual SA	5,132	17,418
Banco BTG Pactual SA	86,800	477,242
Banco do Brasil SA	96,890	567,946
Banco do Estado do Rio Grande do Sul SA, Class B Preference Shares	67,300	161,651
Banco Inter SA	8,100	105,675
Banco Inter SA, Preference Shares	21,300	90,295
Banco Pan SA, Preference Shares	40,800	147,631
Banco Santander Brasil SA, ADR(2)	40,562	326,524
BB Seguridade Participacoes SA	63,500	232,961
Bemobi Mobile Tech SA(1)	4,500	20,016
BK Brasil Operacao e Assessoria a Restaurantes SA(1)	300	538
BR Malls Participacoes SA(1)	199,900	350,254
BR Properties SA	75,400	121,321
BrasilAgro - Co. Brasileira de Propriedades Agricolas	22,800	122,404
Braskem SA, ADR(1)(2)	7,362	186,774
BRF SA, ADR(1)(2)	168,440	763,033
C&A Modas Ltda(1)	27,000	46,734
Camil Alimentos SA	29,900	55,454
CCR SA	139,200	330,313
Centrais Eletricas Brasileiras SA, ADR	18,099	133,028
Centrais Eletricas Brasileiras SA, Class B Preference Shares	13,900	101,747
Cia Brasileira de Distribuicao, ADR(2)	66,653	368,591
Cia de Locacao das Americas	63,400	304,812
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	37,779	261,431
Cia de Saneamento de Minas Gerais-COPASA	47,200	127,795
Cia de Saneamento do Parana	9,100	34,036

Avantis Emerging Markets Equity ETF
	Shares	Value
Cia de Saneamento do Parana, Preference Shares	81,100	$61,482
Cia de Transmissao de Energia Eletrica Paulista, Preference Shares	9,100	43,434
Cia Energetica de Minas Gerais, ADR	168,165	428,821
Cia Energetica de Sao Paulo, Class B Preference Shares	32,500	147,076
Cia Ferro Ligas da Bahia - FERBASA, Preference Shares	14,600	159,163
Cia Hering	36,000	258,297
Cia Paranaense de Energia, ADR	35,785	225,446
Cia Siderurgica Nacional SA, ADR	134,966	909,671
Cielo SA	419,700	232,950
Cogna Educacao(1)	27,500	17,285
Construtora Tenda SA	21,700	85,528
Cosan SA	62,596	267,293
CPFL Energia SA	22,200	124,936
Cristal Pigmentos do Brasil SA, Preference Shares	2,000	41,371
Cruzeiro do Sul Educacional SA	8,000	14,698
CSU Cardsystem SA	6,600	27,302
CVC Brasil Operadora e Agencia de Viagens SA(1)	6,044	24,652
CVC Brasil Operadora e Agencia de Viagens SA(1)	38,700	159,791
Cyrela Brazil Realty SA Empreendimentos e Participacoes	89,200	349,327
Cyrela Commercial Properties SA Empreendimentos e Participacoes	16,500	32,580
Dexco SA	77,100	308,651
Direcional Engenharia SA	14,000	34,385
EcoRodovias Infraestrutura e Logistica SA(1)	85,700	164,412
EDP - Energias do Brasil SA	52,100	186,100
Embraer SA, ADR(1)	36,116	647,921
Enauta Participacoes SA	37,800	100,370
Energisa SA	16,300	140,688
Eneva SA(1)	101,200	308,250
Engie Brasil Energia SA	59,100	431,352
Equatorial Energia SA	65,800	323,223
Eternit SA(1)	29,000	109,588
Eucatex SA Industria e Comercio, Preference Shares	16,500	31,527
Even Construtora e Incorporadora SA	47,100	76,696
Ez Tec Empreendimentos e Participacoes SA	15,600	81,337
Fleury SA	19,500	89,264
Fras-Le SA	20,200	61,333
Gafisa SA(1)	76,300	45,743
Gerdau SA, ADR	211,231	1,144,872
Gol Linhas Aereas Inteligentes SA, ADR(1)(2)	5,918	46,101
Gol Linhas Aereas Inteligentes SA, Preference Shares(1)	13,121	50,369
GPC Participacoes SA	17,400	43,746
Grendene SA	44,600	91,774
Grupo Mateus SA(1)	23,900	33,464
Grupo SBF SA(1)	7,300	48,791
Guararapes Confeccoes SA	29,400	88,130
Hapvida Participacoes e Investimentos SA	58,500	166,083
Hypera SA	12,800	87,482
Iguatemi Empresa de Shopping Centers SA	14,400	95,799
Industrias Romi SA	10,966	46,275
Instituto Hermes Pardini SA	6,200	30,863
Iochpe Maxion SA(1)	28,000	83,770

Avantis Emerging Markets Equity ETF
	Shares	Value
Irani Papel e Embalagem SA	27,700	$37,606
IRB Brasil Resseguros S/A(1)	194,096	200,072
Itau Unibanco Holding SA, ADR	385,551	2,286,317
JBS SA	104,000	611,232
Jereissati Participacoes SA	10,000	56,587
JHSF Participacoes SA	79,200	102,010
Kepler Weber SA	6,400	59,200
Klabin SA(1)	121,900	620,486
Lavvi Empreendimentos Imobiliarios Ltda	19,400	23,974
Light SA	71,000	189,762
Localiza Rent a Car SA	63,430	681,675
Locaweb Servicos de Internet SA(1)	13,200	62,671
LOG Commercial Properties e Participacoes SA	8,000	42,547
Log-in Logistica Intermodal SA(1)	7,600	23,575
Lojas Americanas SA, Preference Shares	56,389	64,232
Lojas Quero Quero S/A	34,600	130,282
Lojas Renner SA	84,000	614,388
M Dias Branco SA	11,700	72,361
Magazine Luiza SA	135,700	477,107
Mahle-Metal Leve SA	10,400	80,452
Marcopolo SA, Preference Shares	96,800	51,856
Marfrig Global Foods SA	103,200	410,740
Marisa Lojas SA(1)	32,881	42,287
Meliuz SA	7,900	62,029
Metalurgica Gerdau SA, Preference Shares	10,700	26,694
Mills Estruturas e Servicos de Engenharia SA	23,700	34,422
Minerva SA	77,600	123,661
Mitre Realty Empreendimentos E Participacoes LTDA	16,000	29,086
Movida Participacoes SA	22,400	80,359
MPM Corporeos SA	9,000	31,208
MRV Engenharia e Participacoes SA	80,000	211,959
Multiplan Empreendimentos Imobiliarios SA	62,200	254,656
Natura & Co. Holding SA(1)	51,756	516,579
Notre Dame Intermedica Participacoes SA	13,388	205,786
Odontoprev SA	58,500	144,587
Omega Geracao SA(1)	21,700	138,951
Pet Center Comercio e Participacoes SA	9,900	50,622
Petro Rio SA(1)	139,500	516,097
Petrobras Distribuidora SA	217,700	1,134,223
Petroleo Brasileiro SA, ADR	203,189	2,202,569
Petroleo Brasileiro SA, ADR Preference Shares	260,012	2,732,726
Porto Seguro SA	12,700	139,580
Portobello SA	29,000	82,163
Positivo Tecnologia SA	25,200	70,081
Qualicorp Consultoria e Corretora de Seguros SA	35,800	146,293
Raia Drogasil SA	88,000	434,997
Randon SA Implementos e Participacoes, Preference Shares	27,800	61,774
Rede D'Or Sao Luiz SA	9,900	132,643
Rumo SA(1)	181,600	654,291
Santos Brasil Participacoes SA(1)	92,100	139,643
Sao Martinho SA	58,800	365,709

Avantis Emerging Markets Equity ETF
	Shares	Value
Sendas Distribuidora SA, ADR(2)	41,802	$685,135
Sequoia Logistica e Transportes SA(1)	4,300	16,648
Ser Educacional SA	19,800	50,124
SIMPAR SA	33,600	96,171
Sinqia SA	4,800	21,778
SLC Agricola SA	30,800	242,609
StoneCo Ltd.(1)	133	6,188
StoneCo Ltd., A Shares(1)	4,898	227,953
Sul America SA	113,927	643,357
Suzano SA, ADR(1)(2)	79,210	922,004
Tegma Gestao Logistica SA	2,200	7,603
Telefonica Brasil SA, ADR	17,063	144,353
TIM SA, ADR	11,956	142,276
TOTVS SA	57,000	432,229
Transmissora Alianca de Energia Eletrica SA	51,900	382,314
Trisul SA	18,100	26,708
Tupy SA	23,900	102,565
Ultrapar Participacoes SA, ADR(2)	137,841	385,955
Unipar Carbocloro SA, Preference Shares	15,500	274,610
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A Preference Shares	109,900	392,986
Vale SA, ADR	331,020	6,312,551
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA(1)	6,500	11,339
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA(1)	18,000	53,261
Via S/A(1)	40,900	82,262
Vivara Participacoes SA	8,900	56,800
Vulcabras Azaleia SA(1)	16,100	29,330
WEG SA	33,200	227,934
Wiz Solucoes e Corretagem de Seguros SA	29,400	80,169
YDUQS Participacoes SA	48,300	242,490
		49,638,758
Chile — 0.6%
AES Andes SA	716,685	95,864
Aguas Andinas SA, A Shares	711,543	158,428
Banco de Chile	2,096,596	204,879
Banco de Credito e Inversiones SA	5,172	224,038
Banco Santander Chile, ADR	14,239	299,731
Besalco SA	44,236	16,006
CAP SA	16,101	228,871
Cencosud SA	235,697	450,503
Cencosud Shopping SA	63,751	92,598
Cia Cervecerias Unidas SA, ADR	13,593	275,802
Cia Sud Americana de Vapores SA	3,138,368	238,629
Colbun SA	993,105	161,701
Embotelladora Andina SA, Class B Preference Shares	92,012	217,246
Empresa Nacional de Telecomunicaciones SA	32,914	162,863
Empresas CMPC SA	104,490	232,111
Empresas COPEC SA	37,723	347,570
Enel Americas SA, ADR	39,656	276,799
Enel Chile SA	2,360,943	121,732

Avantis Emerging Markets Equity ETF
	Shares	Value
Engie Energia Chile SA	182,950	$125,776
Falabella SA	59,522	235,751
Forus SA	124	232
Grupo Security SA	164,860	29,610
Inversiones Aguas Metropolitanas SA	50,459	30,411
Itau CorpBanca Chile SA(1)	20,102,307	55,981
Latam Airlines Group SA, ADR(1)	8,447	19,175
Parque Arauco SA(1)	118,434	142,333
Ripley Corp. SA(1)	194,258	43,855
Sociedad Quimica y Minera de Chile SA, ADR	5,945	310,032
Vina Concha y Toro SA	110,663	189,480
		4,988,007
China — 30.6%
21Vianet Group, Inc., ADR(1)	5,298	104,847
360 DigiTech, Inc., ADR(1)	39,982	911,590
361 Degrees International Ltd.(1)	282,000	134,605
3SBio, Inc.(1)	386,000	430,015
51job, Inc., ADR(1)	5,511	423,245
A-Living Smart City Services Co. Ltd.	136,250	541,504
AAC Technologies Holdings, Inc.(2)	178,000	986,772
Agile Group Holdings Ltd.	438,000	502,293
Agricultural Bank of China Ltd., H Shares	2,666,000	893,744
Air China Ltd., H Shares(1)	54,000	36,216
Alibaba Group Holding Ltd., ADR(1)	77,553	12,950,575
Alibaba Health Information Technology Ltd.(1)	122,000	201,371
Alibaba Pictures Group Ltd.(1)	1,030,000	109,778
Aluminum Corp. of China Ltd., H Shares(1)	512,000	371,532
Angang Steel Co. Ltd., H Shares(2)	32,000	24,448
Anhui Conch Cement Co. Ltd., H Shares	164,500	890,046
Anhui Expressway Co. Ltd., H Shares	132,000	80,821
ANTA Sports Products Ltd.	88,000	1,807,596
Anton Oilfield Services Group(1)	330,000	18,766
Aoyuan Healthy Life Group Co. Ltd.(1)(2)	143,000	80,764
Ascletis Pharma, Inc.(1)	64,000	23,224
Asia Cement China Holdings Corp.	148,500	109,450
Ausnutria Dairy Corp. Ltd.(1)(2)	213,000	207,361
Autohome, Inc., ADR	12,098	535,457
BAIC Motor Corp. Ltd., H Shares	266,000	97,106
Baidu, Inc., ADR(1)	34,919	5,482,981
BAIOO Family Interactive Ltd.	448,000	48,222
Bank of China Ltd., H Shares	8,612,000	3,017,933
Bank of Chongqing Co. Ltd., H Shares	216,000	125,722
Bank of Communications Co. Ltd., H Shares	1,418,000	814,361
BBMG Corp., H Shares	181,000	32,541
BC Technology Group Ltd.(1)(2)	10,500	20,126
BeiGene Ltd., ADR(1)	2,807	865,398
Beijing Capital International Airport Co. Ltd., H Shares(1)	384,000	231,170
Beijing Capital Land Ltd., H Shares(1)	441,000	155,772
Beijing Chunlizhengda Medical Instruments Co. Ltd., H Shares(1)	31,750	79,919
Beijing Energy International Holding Co. Ltd.(1)(2)	70,000	2,477
Beijing Enterprises Clean Energy Group Ltd.(1)	7,260,000	83,726

Avantis Emerging Markets Equity ETF
	Shares	Value
Beijing Enterprises Holdings Ltd.	115,500	$397,486
Beijing Enterprises Urban Resources Group Ltd.(1)	580,000	59,535
Beijing Enterprises Water Group Ltd.(1)	712,000	293,654
Beijing Jingneng Clean Energy Co. Ltd., H Shares	250,000	64,282
Beijing North Star Co. Ltd., H Shares	4,000	684
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.(2)	79,000	108,933
Best Pacific International Holdings Ltd.	4,000	1,423
Bilibili, Inc., ADR(1)	4,826	387,190
Binjiang Service Group Co. Ltd.	36,000	103,654
BOC Aviation Ltd.	64,400	482,788
BOE Varitronix Ltd.	48,000	50,218
Bosideng International Holdings Ltd.	874,000	713,500
Burning Rock Biotech Ltd., ADR(1)	3,162	58,908
BYD Co. Ltd., H Shares	104,000	3,496,386
BYD Electronic International Co. Ltd.(2)	209,000	956,049
C&D International Investment Group Ltd.(1)	22,000	45,120
C&D Property Management Group Co. Ltd.(1)	132,000	71,984
CA Cultural Technology Group Ltd.(1)(2)	30,000	10,585
Cabbeen Fashion Ltd.	104,000	45,576
Canadian Solar, Inc.(1)	16,124	596,104
CanSino Biologics, Inc., H Shares(1)(2)	1,400	55,327
Canvest Environmental Protection Group Co. Ltd.	154,000	85,517
Cathay Media And Education Group, Inc.	96,000	38,488
Central China Management Co. Ltd.	117,000	25,854
Central China New Life Ltd.(2)	65,000	46,841
Central China Real Estate Ltd.(2)	218,000	53,171
Changsha Broad Homes Industrial Group Co. Ltd., H Shares(1)	23,400	34,561
Chaowei Power Holdings Ltd.	168,000	52,046
Chen Lin Education Group Holdings Ltd.(1)	70,000	21,779
China Aoyuan Group Ltd.	31,000	18,534
China Automotive Systems, Inc.(1)(2)	5,187	18,310
China BlueChemical Ltd., H Shares	714,000	221,246
China Bohai Bank Co. Ltd., H Shares	668,500	270,626
China Bright Culture Group(1)	89,000	11,443
China Cinda Asset Management Co. Ltd., H Shares	2,350,000	416,796
China CITIC Bank Corp. Ltd., H Shares	1,280,000	588,447
China Coal Energy Co. Ltd., H Shares	103,000	73,465
China Communications Services Corp. Ltd., H Shares	376,000	199,806
China Conch Venture Holdings Ltd.	256,500	1,049,809
China Construction Bank Corp., H Shares	10,056,000	7,245,928
China Datang Corp. Renewable Power Co. Ltd., H Shares	617,000	179,302
China Dongxiang Group Co. Ltd.	1,053,000	124,506
China East Education Holdings Ltd.(1)	94,500	101,392
China Eastern Airlines Corp. Ltd., H Shares(1)	116,000	44,423
China Education Group Holdings Ltd.	122,000	230,657
China Energy Development Holdings Ltd.(1)	4,000	55
China Everbright Bank Co. Ltd., H Shares	566,000	202,867
China Everbright Environment Group Ltd.	1,008,000	696,896
China Everbright Greentech Ltd.(2)	198,000	67,902
China Everbright Ltd.	262,000	328,794
China Everbright Water Ltd.	126,000	24,458

Avantis Emerging Markets Equity ETF
	Shares	Value
China Everbright Water Ltd. (Singapore)	138,500	$27,274
China Evergrande Group(2)	302,000	169,472
China Feihe Ltd.	638,000	1,152,882
China Foods Ltd.	232,000	78,027
China Galaxy Securities Co. Ltd., H Shares	812,000	455,823
China Gas Holdings Ltd.	94,000	272,094
China Glass Holdings Ltd.(1)	240,000	131,215
China Grand Pharmaceutical and Healthcare Holdings Ltd., Class A	405,000	323,159
China Hanking Holdings Ltd.	175,000	33,063
China Harmony Auto Holding Ltd.	269,500	151,862
China High Speed Transmission Equipment Group Co. Ltd.(1)	53,000	38,338
China Hongqiao Group Ltd.	589,500	874,359
China Huarong Asset Management Co. Ltd., H Shares(1)	2,119,000	182,544
China Index Holdings Ltd., ADR(1)(2)	1,125	1,699
China International Capital Corp. Ltd., H Shares	310,800	722,694
China Isotope & Radiation Corp.(2)	14,400	44,804
China Kepei Education Group Ltd.(2)	130,000	77,037
China Lesso Group Holdings Ltd.	299,000	639,963
China Life Insurance Co. Ltd., ADR(2)	122,834	1,033,034
China Lilang Ltd.	164,000	102,331
China Literature Ltd.(1)(2)	57,400	482,815
China Logistics Property Holdings Co. Ltd.(1)(2)	99,000	51,007
China Longyuan Power Group Corp. Ltd., H Shares	1,122,000	2,286,802
China Maple Leaf Educational Systems Ltd.(1)(2)	430,000	86,707
China Medical System Holdings Ltd.	552,000	1,083,443
China Meidong Auto Holdings Ltd.	156,000	782,471
China Mengniu Dairy Co. Ltd.(1)	580,000	3,488,561
China Merchants Bank Co. Ltd., H Shares	432,500	3,567,089
China Merchants Land Ltd.(1)	148,000	19,403
China Merchants Port Holdings Co. Ltd.	355,545	598,142
China Minsheng Banking Corp. Ltd., H Shares(2)	852,000	355,821
China Modern Dairy Holdings Ltd.(2)	951,000	190,509
China Molybdenum Co. Ltd., H Shares	345,000	269,157
China National Building Material Co. Ltd., H Shares	860,000	1,174,415
China New Higher Education Group Ltd.	391,000	210,315
China Oil & Gas Group Ltd.(1)	280,000	15,144
China Oriental Group Co. Ltd.	264,000	97,554
China Pacific Insurance Group Co. Ltd., H Shares	410,000	1,155,532
China Petroleum & Chemical Corp., ADR(2)	29,930	1,436,341
China Pioneer Pharma Holdings Ltd.	123,000	25,119
China Power International Development Ltd.	1,460,000	589,558
China Railway Group Ltd., H Shares	884,000	423,369
China Railway Signal & Communication Corp. Ltd., H Shares	141,000	51,037
China Rare Earth Holdings Ltd.(1)(2)	430,000	49,168
China Reinsurance Group Corp., H Shares	302,000	31,424
China Renaissance Holdings Ltd.(1)	72,900	183,599
China Resources Beer Holdings Co. Ltd.	144,000	1,184,167
China Resources Cement Holdings Ltd.	496,000	486,322
China Resources Gas Group Ltd.	116,000	703,179
China Resources Land Ltd.	734,000	2,726,310
China Resources Medical Holdings Co. Ltd.	293,500	258,621

Avantis Emerging Markets Equity ETF
	Shares	Value
China Resources Mixc Lifestyle Services Ltd.	19,600	$102,863
China Resources Pharmaceutical Group Ltd.	433,500	225,445
China Resources Power Holdings Co. Ltd.	504,000	1,238,492
China Sanjiang Fine Chemicals Co. Ltd.	248,000	99,003
China SCE Group Holdings Ltd.	410,000	164,204
China Shengmu Organic Milk Ltd.(1)	205,000	15,826
China Shenhua Energy Co. Ltd., H Shares	448,500	991,772
China Shineway Pharmaceutical Group Ltd.	102,000	110,298
China Shuifa Singyes Energy Holdings Ltd.	202,000	41,018
China Silver Group Ltd.(1)	420,000	31,188
China South City Holdings Ltd.	1,232,000	113,978
China Southern Airlines Co. Ltd., H Shares(1)(2)	148,000	86,078
China Sunshine Paper Holdings Co. Ltd.(1)	221,500	54,867
China Suntien Green Energy Corp. Ltd., H Shares	753,000	476,973
China Taiping Insurance Holdings Co. Ltd.	466,200	681,158
China Tian Lun Gas Holdings Ltd.(2)	99,500	101,995
China Tobacco International HK Co. Ltd.(2)	11,000	21,923
China Tower Corp. Ltd., H Shares	8,724,000	1,144,299
China Traditional Chinese Medicine Holdings Co. Ltd.(1)	758,000	360,787
China Travel International Investment Hong Kong Ltd.(1)	278,000	38,893
China Vanke Co. Ltd., H Shares	256,800	692,887
China Vast Industrial Urban Development Co. Ltd.	5,000	1,647
China Water Affairs Group Ltd.	204,000	203,464
China Wood Optimization Holding Ltd.(1)	8,000	926
China Xinhua Education Group Ltd.	56,000	12,738
China XLX Fertiliser Ltd.	189,000	140,233
China Yongda Automobiles Services Holdings Ltd.	303,500	508,542
China Yuchai International Ltd.	4,954	70,595
China Yuhua Education Corp. Ltd.	194,000	103,665
China ZhengTong Auto Services Holdings Ltd.(1)	574,000	92,022
China Zhongwang Holdings Ltd.(1)	525,200	113,448
Chongqing Rural Commercial Bank Co. Ltd., H Shares	628,000	240,238
CIFI Ever Sunshine Services Group Ltd.	190,000	392,492
CIFI Holdings Group Co. Ltd.	569,631	382,919
CIMC Enric Holdings Ltd.	244,000	358,435
CIMC Vehicles Group Co. Ltd., Class H(1)	20,000	17,082
CITIC Ltd.	504,000	626,186
CITIC Securities Co. Ltd., H Shares	413,500	1,047,303
CMGE Technology Group Ltd.(1)(2)	360,000	161,552
COFCO Joycome Foods Ltd.(2)	339,000	100,228
Cogobuy Group(1)(2)	198,000	75,205
Colour Life Services Group Co. Ltd.(1)(2)	43,000	14,828
Concord New Energy Group Ltd.	2,120,000	212,161
Consun Pharmaceutical Group Ltd.	108,000	50,813
Coolpad Group Ltd.(1)	2,466,000	86,936
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	136,000	53,038
COSCO SHIPPING Holdings Co. Ltd., Class H(1)(2)	711,749	1,343,345
COSCO SHIPPING International Hong Kong Co. Ltd.	86,000	28,728
COSCO SHIPPING Ports Ltd.	430,621	358,103
Country Garden Holdings Co. Ltd.	847,966	937,257
Country Garden Services Holdings Co. Ltd.	207,000	1,579,557

Avantis Emerging Markets Equity ETF
	Shares	Value
CPMC Holdings Ltd.	165,000	$98,676
Crazy Sports Group Ltd.(1)(2)	902,000	59,291
CSPC Pharmaceutical Group Ltd.	2,581,760	3,275,225
CSSC Hong Kong Shipping Co. Ltd.	102,000	17,183
CStone Pharmaceuticals(1)	35,000	59,081
Dada Nexus Ltd., ADR(1)	1,562	36,988
DaFa Properties Group Ltd.	31,000	26,717
Dali Foods Group Co. Ltd.	640,000	358,480
Daqo New Energy Corp., ADR(1)	17,587	1,078,259
Datang International Power Generation Co. Ltd., H Shares	184,000	31,671
Dawnrays Pharmaceutical Holdings Ltd.	55,000	11,328
Dexin China Holdings Co. Ltd.(1)	50,000	18,265
DiDi Global, Inc., ADR(1)(2)	13,169	108,249
Differ Group Holding Co. Ltd.(1)	1,406,000	486,828
Digital China Holdings Ltd.	182,000	113,502
Dongfeng Motor Group Co. Ltd., Class H	576,000	630,714
Dongyue Group Ltd.(2)	440,000	1,513,516
DouYu International Holdings Ltd., ADR(1)	2,425	10,379
Duiba Group Ltd.(1)	119,600	32,958
Dynagreen Environmental Protection Group Co. Ltd., H Shares	40,000	19,040
E-House China Enterprise Holdings Ltd.	180,000	50,928
Edvantage Group Holdings Ltd.	88,000	62,590
EHang Holdings Ltd., ADR(1)(2)	1,616	43,955
ENN Energy Holdings Ltd.	75,100	1,486,052
Essex Bio-technology Ltd.	120,000	101,174
Excellence Commercial Property & Facilities Management Group Ltd.(1)	20,000	16,065
Fanhua, Inc., ADR(2)	17,814	255,096
Fantasia Holdings Group Co. Ltd.(1)	343,500	31,287
FIH Mobile Ltd.(1)	870,000	129,678
FinVolution Group, ADR	56,586	344,609
First Tractor Co. Ltd., H Shares(2)	74,000	39,949
Flat Glass Group Co. Ltd., H Shares	22,000	128,587
Fosun International Ltd.	457,500	578,690
Fountain SET Holdings Ltd.	36,000	6,256
Fu Shou Yuan International Group Ltd.	350,000	315,707
Fufeng Group Ltd.(1)	578,000	220,319
Fusen Pharmaceutical Co. Ltd.	46,000	14,569
Fuyao Glass Industry Group Co. Ltd., H Shares	100,800	620,304
Ganfeng Lithium Co. Ltd., H Shares	12,200	281,083
GCL New Energy Holdings Ltd.(1)	638,000	28,668
GCL-Poly Energy Holdings Ltd.(1)	3,342,000	477,139
GDS Holdings Ltd., ADR(1)	9,725	568,718
Geely Automobile Holdings Ltd.	929,000	3,366,904
Gemdale Properties & Investment Corp. Ltd.	2,266,000	254,121
Genertec Universal Medical Group Co. Ltd.	286,500	233,088
GF Securities Co. Ltd., H Shares	199,800	355,052
Global Bio-Chem Technology Group Co. Ltd.(1)	40,000	1,488
Global Cord Blood Corp.(1)(2)	18,571	91,926
Glorious Property Holdings Ltd.(1)	130,000	4,018
Glory Sun Financial Group Ltd.(1)	324,000	9,660

Avantis Emerging Markets Equity ETF
	Shares	Value
Goodbaby International Holdings Ltd.(1)	338,000	$55,963
Grand Baoxin Auto Group Ltd.(1)	30,000	4,328
Great Wall Motor Co. Ltd., H Shares	568,500	2,622,105
Greatview Aseptic Packaging Co. Ltd.	139,000	57,171
Greenland Hong Kong Holdings Ltd.	137,000	38,019
Greentown China Holdings Ltd.(2)	105,000	161,066
Greentown Management Holdings Co. Ltd.	135,000	65,349
GreenTree Hospitality Group Ltd., ADR(1)(2)	2,321	21,191
Guangdong Investment Ltd.	320,000	444,409
Guangzhou Automobile Group Co. Ltd., H Shares	340,000	342,318
Guangzhou R&F Properties Co. Ltd., H Shares	630,400	537,486
Guorui Properties Ltd.(1)	17,000	720
Guotai Junan Securities Co. Ltd., H Shares	69,200	96,711
Haidilao International Holding Ltd.(2)	105,000	428,524
Haier Smart Home Co. Ltd., H Shares	324,400	1,222,016
Hainan Meilan International Airport Co. Ltd., H Shares(1)	41,000	129,142
Haitian International Holdings Ltd.	183,000	699,709
Haitong Securities Co. Ltd., H Shares	542,400	501,139
Hangzhou Tigermed Consulting Co. Ltd., H Shares	6,900	122,425
Hansoh Pharmaceutical Group Co. Ltd.	102,000	278,106
Harbin Electric Co. Ltd., H Shares	94,000	30,916
HC Group, Inc.(1)	7,500	807
Hebei Construction Group Corp. Ltd., H Shares	68,000	20,786
Hello Group, Inc., ADR	48,897	642,507
Hengan International Group Co. Ltd.	213,000	1,233,501
HengTen Networks Group Ltd.(1)(2)	42,800	21,004
Hi Sun Technology China Ltd.(1)	363,000	61,362
Hisense Home Appliances Group Co. Ltd., H Shares	89,000	104,484
Hollysys Automation Technologies Ltd.	18,270	359,006
Homeland Interactive Technology Ltd.(1)(2)	142,000	46,070
Honworld Group Ltd.(1)	7,500	2,960
Hope Education Group Co. Ltd.	900,000	152,996
Hopson Development Holdings Ltd.	143,000	557,086
Hua Hong Semiconductor Ltd.(1)(2)	49,000	288,378
Hua Medicine(1)	41,000	24,194
Huabao International Holdings Ltd.	172,000	411,358
Huadian Power International Corp. Ltd., H Shares	132,000	44,795
Huaneng Power International, Inc., H Shares	672,000	325,059
Huatai Securities Co. Ltd., H Shares	352,800	506,064
Huaxi Holdings Co. Ltd.	14,000	4,500
Huazhong In-Vehicle Holdings Co. Ltd.(2)	248,000	133,515
Huazhu Group Ltd., ADR(1)	34,690	1,675,180
Huijing Holdings Co. Ltd.(2)	258,000	64,775
Huize Holding Ltd., ADR(1)	3,811	10,480
HUYA, Inc., ADR(1)	9,320	99,631
I-Mab, ADR(1)	2,673	189,569
iDreamSky Technology Holdings Ltd.(1)(2)	158,000	95,815
IMAX China Holding, Inc.	32,000	46,527
Industrial & Commercial Bank of China Ltd., H Shares	5,488,000	3,056,127
Inke Ltd.(1)	296,000	68,550
Innovent Biologics, Inc.(1)	42,500	343,173

Avantis Emerging Markets Equity ETF
	Shares	Value
International Alliance Financial Leasing Co. Ltd.(1)	30,000	$9,842
iQIYI, Inc., ADR(1)(2)	38,448	348,339
IVD Medical Holding Ltd.	3,000	1,181
JD Health International, Inc.(1)(2)	10,150	94,966
JD.com, Inc., ADR(1)	65,044	5,109,857
JH Educational Technology, Inc.(1)	102,000	28,617
JHBP CY Holdings Ltd.(1)(2)	12,000	16,855
Jiangsu Expressway Co. Ltd., H Shares	320,000	331,951
Jiangxi Copper Co. Ltd., H Shares	253,000	511,928
Jiayuan International Group Ltd.	60,000	23,835
Jinchuan Group International Resources Co. Ltd.(2)	1,102,000	196,210
Jingrui Holdings Ltd.(1)	30,000	9,775
Jinke Smart Services Group Co. Ltd., H Shares	4,700	30,225
JinkoSolar Holding Co. Ltd., ADR(1)(2)	10,861	534,361
Jinxin Fertility Group Ltd.(1)	454,000	721,423
JNBY Design Ltd.	83,000	196,877
JOYY, Inc., ADR	8,061	510,261
Jutal Offshore Oil Services Ltd.	186,000	22,483
JW Cayman Therapeutics Co. Ltd.(1)(2)	7,000	14,864
Kaisa Group Holdings Ltd.(1)	416,000	138,471
Kaisa Prosperity Holdings Ltd.(1)	26,500	83,559
Kandi Technologies Group, Inc.(1)(2)	8,347	41,902
Kangji Medical Holdings Ltd.(2)	62,500	87,533
Kasen International Holdings Ltd.(1)	147,000	15,095
KE Holdings, Inc., ADR(1)	13,314	240,850
Kingboard Holdings Ltd.	106,000	521,194
Kingboard Laminates Holdings Ltd.	342,000	672,532
Kingdee International Software Group Co. Ltd.(1)	165,000	600,827
Kingsoft Corp. Ltd.	128,000	513,457
Koolearn Technology Holding Ltd.(1)(2)	6,000	3,336
Kuaishou Technology(1)(2)	6,700	73,105
Kunlun Energy Co. Ltd.	986,000	1,042,833
KWG Group Holdings Ltd.	358,000	376,900
KWG Living Group Holdings Ltd.	255,249	214,135
Lee & Man Paper Manufacturing Ltd.	366,000	321,221
Lee's Pharmaceutical Holdings Ltd.(2)	73,500	38,119
Lenovo Group Ltd.	1,284,000	1,416,294
Leoch International Technology Ltd.(1)	124,000	13,227
LexinFintech Holdings Ltd., ADR(1)	52,765	367,244
Li Auto, Inc., ADR(1)	34,262	1,057,325
Li Ning Co. Ltd.	466,000	6,248,953
Lifetech Scientific Corp.(1)	528,000	285,368
Logan Group Co. Ltd.	211,000	251,504
Longfor Group Holdings Ltd.	344,000	1,488,597
Lonking Holdings Ltd.	739,000	231,673
Lufax Holding Ltd., ADR(1)	23,057	199,904
Luokung Technology Corp.(1)	25,975	40,781
Luoyang Glass Co. Ltd., H Shares(1)	20,000	35,646
Luye Pharma Group Ltd.(1)(2)	562,500	299,396
LVGEM China Real Estate Investment Co. Ltd.(1)	84,000	19,529
Maanshan Iron & Steel Co. Ltd., H Shares	60,000	34,296

Avantis Emerging Markets Equity ETF
	Shares	Value
Maoyan Entertainment(1)	46,000	$60,602
Meitu, Inc.(1)	425,500	101,724
Meituan, Class B(1)	121,200	3,875,317
Metallurgical Corp. of China Ltd., H Shares	198,000	78,755
Midea Real Estate Holding Ltd.(2)	98,200	194,595
Minsheng Education Group Co. Ltd.(1)	254,000	39,726
Minth Group Ltd.	54,000	224,116
MMG Ltd.(1)	528,000	254,307
Mulsanne Group Holding Ltd.(1)	87,500	67,821
Nam Tai Property, Inc.(1)(2)	3,469	90,021
NetDragon Websoft Holdings Ltd.	99,000	221,345
NetEase, Inc., ADR	59,843	5,829,905
New China Life Insurance Co. Ltd., H Shares	186,900	550,186
New Oriental Education & Technology Group, Inc., ADR(1)	149,520	337,915
Nexteer Automotive Group Ltd.	273,000	307,450
Nine Dragons Paper Holdings Ltd.	496,000	677,595
NIO, Inc., ADR(1)	46,221	1,816,948
NiSun International Enterprise Development Group Co. Ltd.(1)(2)	2,765	26,489
Niu Technologies, ADR(1)(2)	7,189	193,312
Noah Holdings Ltd., ADR(1)	12,990	506,350
Nongfu Spring Co. Ltd., H Shares(2)	25,000	132,299
Ocumension Therapeutics(1)(2)	8,500	20,804
Pacific Online Ltd.	32,000	6,499
PAX Global Technology Ltd.	500,000	618,170
People's Insurance Co. Group of China Ltd. (The), H Shares	821,000	253,258
PetroChina Co. Ltd., ADR(2)	30,748	1,340,920
PICC Property & Casualty Co. Ltd., H Shares	1,570,000	1,419,456
Pinduoduo, Inc., ADR(1)	14,578	1,458,092
Ping An Healthcare and Technology Co. Ltd.(1)(2)	27,100	200,284
Ping An Insurance Group Co. of China Ltd., H Shares	645,782	5,000,340
Poly Property Group Co. Ltd.	516,000	136,533
Poly Property Services Co. Ltd.(2)	13,800	84,358
Postal Savings Bank of China Co. Ltd., H Shares	1,394,000	1,004,271
Pou Sheng International Holdings Ltd.(1)	171,000	34,572
Powerlong Commercial Management Holdings Ltd.	56,000	155,263
Powerlong Real Estate Holdings Ltd.	327,000	265,652
Prinx Chengshan Holdings Ltd.	12,500	12,387
Q Technology Group Co. Ltd.	136,000	238,762
Qeeka Home Cayman, Inc.(1)	6,000	1,545
Qudian, Inc., ADR(1)	69,556	118,245
Radiance Holdings Group Co. Ltd.(1)	44,000	26,609
Redco Properties Group Ltd.(2)	44,000	14,999
Redsun Properties Group Ltd.	396,000	137,679
ReneSola Ltd., ADR(1)	3,023	21,161
Road King Infrastructure Ltd.	27,000	30,674
Ronshine China Holdings Ltd.(1)(2)	152,000	82,100
Sany Heavy Equipment International Holdings Co. Ltd.	306,000	393,221
Seazen Group Ltd.(1)	612,000	542,039
Secoo Holding Ltd., ADR(1)(2)	9,058	18,025
Shandong Gold Mining Co. Ltd., H Shares	53,750	86,856
Shandong Molong Petroleum Machinery Co. Ltd., H Shares(1)	78,400	48,658

Avantis Emerging Markets Equity ETF
	Shares	Value
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	712,000	$1,171,547
Shanghai Electric Group Co. Ltd., H Shares	208,000	59,066
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares(2)	17,500	112,265
Shanghai Fudan Microelectronics Group Co. Ltd., H Shares(1)	60,000	185,861
Shanghai Industrial Holdings Ltd.	135,000	209,782
Shanghai Industrial Urban Development Group Ltd.	403,600	33,188
Shanghai Jin Jiang Capital Co. Ltd., H Shares	10,000	1,964
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	226,700	449,734
Sheng Ye Capital Ltd.	48,000	61,005
Shenzhen Expressway Co. Ltd., H Shares	172,000	165,000
Shenzhen International Holdings Ltd.	285,000	371,910
Shenzhen Investment Ltd.	1,130,000	335,409
Shenzhou International Group Holdings Ltd.	122,100	2,646,654
Shimao Group Holdings Ltd.	198,000	409,131
Shimao Services Holdings Ltd.	45,000	105,438
Shoucheng Holdings Ltd.	232,800	50,032
Shougang Fushan Resources Group Ltd.	551,249	176,944
Shui On Land Ltd.(1)	1,692,500	276,225
Sihuan Pharmaceutical Holdings Group Ltd.(2)	513,000	152,353
Sino Biopharmaceutical Ltd.	2,413,500	2,018,595
Sino-Ocean Group Holding Ltd.	1,335,000	274,078
Sinolink Worldwide Holdings Ltd.(1)	270,000	9,518
Sinopec Engineering Group Co. Ltd., H Shares	280,500	148,627
Sinopec Kantons Holdings Ltd.	268,000	99,093
Sinopec Shanghai Petrochemical Co. Ltd., ADR(2)	3,184	68,743
Sinopharm Group Co. Ltd., H Shares	203,200	522,936
Sinotrans Ltd., H Shares	138,000	56,185
Sinotruk Hong Kong Ltd.	178,000	350,707
Skyfame Realty Holdings Ltd.	158,000	18,894
Skyworth Group Ltd.(1)	408,924	127,753
So-Young International, Inc., ADR(1)(2)	2,142	12,531
Sogou, Inc., ADR(1)(2)	6,889	60,830
SOHO China Ltd.(1)(2)	514,000	211,022
Sohu.com Ltd., ADR(1)	9,557	223,634
SOS Ltd., ADR(1)(2)	10,397	28,176
South Manganese Investment Ltd.(1)	400,000	83,635
SSY Group Ltd.	532,000	330,095
Sun King Technology Group Ltd.(1)(2)	382,000	218,311
Sunac China Holdings Ltd.	707,000	1,807,669
Sunac Services Holdings Ltd.	138,120	359,830
Sunny Optical Technology Group Co. Ltd.	111,900	3,386,269
Sunpower Group Ltd.(2)	95,900	44,150
Suoxinda Holdings Ltd.(1)	28,000	24,193
TCL Electronics Holdings Ltd.(1)	290,000	153,629
Tencent Holdings Ltd.	324,500	20,042,022
Tian Ge Interactive Holdings Ltd.(1)	9,000	1,147
Tiangong International Co. Ltd.(2)	292,000	192,123
Tianjin Development Holdings Ltd.	6,000	1,325
Tianli Education International Holdings Ltd.(1)	497,000	128,479
Tianneng Power International Ltd.(2)	342,000	457,717
Tianyun International Holdings Ltd.(1)	84,000	16,121

Avantis Emerging Markets Equity ETF
	Shares	Value
Tibet Water Resources Ltd.(1)	19,000	$1,491
Times China Holdings Ltd.	75,000	77,492
Times Neighborhood Holdings Ltd.(2)	11,538	7,255
Tingyi Cayman Islands Holding Corp.	668,000	1,189,538
Tong Ren Tang Technologies Co. Ltd., H Shares	198,000	147,495
Tongcheng-Elong Holdings Ltd.(1)	109,200	254,565
Tongda Group Holdings Ltd.(1)(2)	990,000	31,826
Tongdao Liepin Group(1)	7,000	12,435
Topsports International Holdings Ltd.	332,000	437,749
Towngas China Co. Ltd.(1)	298,000	216,862
TravelSky Technology Ltd., H Shares	95,000	177,958
Trigiant Group Ltd.(1)	28,000	2,479
Trip.com Group Ltd., ADR(1)	44,868	1,368,025
Tsingtao Brewery Co. Ltd., H Shares	90,000	736,419
Uni-President China Holdings Ltd.	462,000	436,663
United Strength Power Holdings Ltd.	21,000	24,667
Up Fintech Holding Ltd., ADR(1)(2)	6,568	90,507
Uxin Ltd., ADR(1)	9,348	33,372
Vinda International Holdings Ltd.(2)	113,000	333,062
Viomi Technology Co. Ltd., ADR(1)(2)	5,721	29,063
Vipshop Holdings Ltd., ADR(1)	127,835	1,890,680
Want Want China Holdings Ltd.	1,469,000	998,272
Weibo Corp., ADR(1)(2)	17,124	865,104
Weichai Power Co. Ltd., H Shares	439,000	1,107,750
Weiqiao Textile Co., H Shares	80,000	29,595
West China Cement Ltd.	878,000	140,018
Wharf Holdings Ltd. (The)	393,000	1,326,402
Wisdom Education International Holdings Co. Ltd.(2)	296,000	59,440
Wison Engineering Services Co. Ltd.(1)	19,000	980
Wuling Motors Holdings Ltd.(2)	350,000	68,056
WuXi AppTec Co. Ltd., H Shares	18,304	365,037
Wuxi Biologics Cayman, Inc.(1)	129,000	1,997,172
X Financial, ADR(1)	464	2,260
XD, Inc.(1)	98,400	522,330
Xiabuxiabu Catering Management China Holdings Co. Ltd.(1)	93,500	82,617
Xin Point Holdings Ltd.	57,000	24,664
Xingda International Holdings Ltd.	154,482	34,892
Xinhua Winshare Publishing and Media Co. Ltd., H Shares	146,000	102,495
Xinjiang Goldwind Science & Technology Co. Ltd., H Shares	340,000	651,811
Xinjiang Xinxin Mining Industry Co. Ltd., H Shares(1)	129,000	30,552
Xinyi Energy Holdings Ltd.	440,000	269,113
Xinyi Solar Holdings Ltd.	916,976	2,219,253
Xinyuan Real Estate Co. Ltd., ADR(2)	4,488	10,233
XPeng, Inc., ADR(1)(2)	22,114	939,845
XTEP International Holdings Ltd.(2)	555,500	947,277
Xunlei Ltd., ADR(1)(2)	5,199	19,444
Yadea Group Holdings Ltd.	402,000	715,290
Yanzhou Coal Mining Co. Ltd., H Shares	554,000	965,693
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., H Shares(2)	71,000	49,217
Yidu Tech, Inc.(1)	4,900	21,564
Yihai International Holding Ltd.(1)(2)	55,000	297,552

Avantis Emerging Markets Equity ETF
	Shares	Value
Youdao, Inc., ADR(1)(2)	2,573	$32,548
YuanShengTai Dairy Farm Ltd.(1)	252,000	11,516
Yuexiu Property Co. Ltd.	272,400	255,345
Yuexiu Transport Infrastructure Ltd.	312,000	183,995
Yum China Holdings, Inc.	70,437	4,336,102
Yuzhou Group Holdings Co. Ltd.(2)	254,300	49,013
Zai Lab Ltd., ADR(1)	1,294	186,983
Zengame Technology Holding Ltd.	150,000	24,151
Zepp Health Corp., ADR(1)(2)	6,661	72,472
Zhaojin Mining Industry Co. Ltd., H Shares	453,000	370,009
Zhejiang Expressway Co. Ltd., H Shares	420,000	368,308
Zhengzhou Coal Mining Machinery Group Co. Ltd., H Shares(2)	73,200	91,840
Zhenro Properties Group Ltd.	482,000	281,358
Zhenro Services Group Ltd.	124,000	79,607
Zhong An Group Ltd.(1)	415,000	19,219
ZhongAn Online P&C Insurance Co. Ltd., H Shares(1)(2)	3,000	14,628
Zhongliang Holdings Group Co. Ltd.(2)	269,500	159,196
Zhongsheng Group Holdings Ltd.	127,500	1,066,027
Zhongyu Gas Holdings Ltd.	36,000	30,652
Zhou Hei Ya International Holdings Co. Ltd.(1)(2)	262,000	269,666
Zhuguang Holdings Group Co. Ltd.	616,000	136,219
Zijin Mining Group Co. Ltd., H Shares	940,000	1,330,078
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	148,400	141,409
ZTO Express Cayman, Inc., ADR	63,283	1,785,213
		264,299,785
Colombia — 0.2%
Banco Davivienda SA, Preference Shares	24,226	209,535
Bancolombia SA	16,219	133,697
Bancolombia SA, ADR	7,735	257,189
Cementos Argos SA	18,987	29,721
Corp. Financiera Colombiana SA(1)	21,338	161,685
Ecopetrol SA, ADR(2)	24,821	346,501
Empresa de Telecomunicaciones de Bogota(1)	18,600	997
Grupo Argos SA	35,212	102,203
Interconexion Electrica SA ESP	60,517	364,468
		1,605,996
Czech Republic — 0.1%
CEZ AS	18,338	578,050
Komercni banka AS(1)	10,559	406,003
Moneta Money Bank AS(1)	79,018	320,831
		1,304,884
Egypt — 0.1%
Commercial International Bank Egypt S.A.E., GDR(1)	210,845	612,776
Greece — 0.4%
Alpha Services and Holdings SA(1)	336,813	466,927
Athens Water Supply & Sewage Co. SA	3,091	30,510
Ellaktor SA(1)	50,516	92,546
Eurobank Ergasias Services and Holdings SA(1)	209,248	199,408
Fourlis Holdings SA(1)	2,838	15,030
GEK Terna Holding Real Estate Construction SA(1)	10,321	118,693
Hellenic Exchanges - Athens Stock Exchange SA	8,827	40,901

Avantis Emerging Markets Equity ETF
	Shares	Value
Hellenic Petroleum SA	8,768	$62,597
Hellenic Telecommunications Organization SA	20,237	398,365
Holding Co. ADMIE IPTO SA(1)	6,638	20,843
Intracom Holdings SA(1)	19,243	53,058
JUMBO SA	15,597	244,978
LAMDA Development SA(1)	8,171	80,186
Motor Oil Hellas Corinth Refineries SA(1)	12,318	203,550
Mytilineos SA	11,184	209,963
National Bank of Greece SA(1)	115,936	350,493
Piraeus Financial Holdings SA(1)	42,842	72,282
Public Power Corp. SA(1)	19,467	230,592
Terna Energy SA	4,744	67,843
Titan Cement International SA(1)	11,779	221,117
Viohalco SA	20,185	112,840
		3,292,722
Hong Kong†
Beijing Gas Blue Sky Holdings Ltd.(1)	88,000	1,313
Brilliance China Automotive Holdings Ltd.(1)	338,000	130,624
		131,937
Hungary — 0.3%
Magyar Telekom Telecommunications plc	72,123	105,151
MOL Hungarian Oil & Gas plc	95,095	779,685
OTP Bank Nyrt(1)	18,943	1,144,001
Richter Gedeon Nyrt	11,952	358,238
		2,387,075
India — 13.4%
Aarti Drugs Ltd.	6,262	52,792
Aarti Industries Ltd.	31,790	407,631
ACC Ltd.	18,795	620,172
Action Construction Equipment Ltd.	9,606	31,260
Adani Enterprises Ltd.	29,768	646,588
Adani Green Energy Ltd.(1)	9,980	145,735
Adani Ports & Special Economic Zone Ltd.	47,885	489,128
Adani Power Ltd.(1)	51,167	68,765
Adani Total Gas Ltd.	25,719	510,498
Adani Transmission Ltd.(1)	8,325	179,811
Aditya Birla Capital Ltd.(1)	96,650	142,261
Advanced Enzyme Technologies Ltd.	16,916	88,213
Aegis Logistics Ltd.	7,395	26,908
Affle India Ltd.(1)	678	44,039
AIA Engineering Ltd.	1,823	50,429
Ajanta Pharma Ltd.	1,683	51,309
Akzo Nobel India Ltd.	1,400	42,371
Alembic Ltd.	12,271	17,557
Alembic Pharmaceuticals Ltd.	17,636	181,232
Alkyl Amines Chemicals	2,873	168,177
Allcargo Logistics Ltd.	18,045	53,683
Alok Industries Ltd.(1)	45,160	13,673
Amara Raja Batteries Ltd.	22,319	213,444
Ambuja Cements Ltd.	83,489	480,522
Anant Raj Ltd.	26,202	23,167

Avantis Emerging Markets Equity ETF
	Shares	Value
Andhra Sugars Ltd. (The)(1)	3,262	$23,491
Apar Industries Ltd.	4,172	37,466
APL Apollo Tubes Ltd.(1)	12,697	288,423
Apollo Hospitals Enterprise Ltd.	9,727	661,098
Apollo Tyres Ltd.	96,983	282,135
Arvind Ltd.(1)	69,703	86,217
Ashok Leyland Ltd.	49,812	83,500
Ashoka Buildcon Ltd.(1)	22,363	30,535
Asian Paints Ltd.	13,246	580,260
Astec Lifesciences Ltd.	1,514	27,079
Aster DM Healthcare Ltd.(1)	36,962	108,265
Astral Ltd.	6,202	172,985
AstraZeneca Pharma India Ltd.	328	13,959
Atul Ltd.	3,059	382,133
AU Small Finance Bank Ltd.(1)	10,578	163,408
Aurobindo Pharma Ltd.	66,837	664,869
Avanti Feeds Ltd.	9,506	73,116
Avenue Supermarts Ltd.(1)	3,703	200,363
Axis Bank Ltd., GDR(1)	31,120	1,720,733
Bajaj Auto Ltd.	7,754	395,260
Bajaj Consumer Care Ltd.	33,298	111,916
Bajaj Electricals Ltd.(1)	14,735	244,668
Bajaj Finance Ltd.	9,316	957,018
Bajaj Finserv Ltd.	2,602	609,437
Bajaj Hindusthan Sugar Ltd.(1)	303,826	60,458
Balkrishna Industries Ltd.	13,427	421,333
Balmer Lawrie & Co. Ltd.	12,135	21,508
Balrampur Chini Mills Ltd.	58,980	297,530
Bandhan Bank Ltd.	91,146	355,013
BASF India Ltd.	3,328	163,167
Bata India Ltd.	11,394	276,216
Bayer CropScience Ltd.	784	59,494
BEML Ltd.	1,894	34,223
Berger Paints India Ltd.	15,147	170,115
Bhansali Engineering Polymers Ltd.	11,499	28,886
Bharat Electronics Ltd.	55,347	141,201
Bharat Forge Ltd.	39,007	408,850
Bharat Heavy Electricals Ltd.(1)	200,198	143,704
Bharat Petroleum Corp. Ltd.	93,532	602,651
Bharat Rasayan Ltd.	356	62,500
Bharti Airtel Ltd.(1)	231,681	2,102,297
Biocon Ltd.(1)	16,407	80,540
Birla Corp. Ltd.(1)	10,916	202,024
Birlasoft Ltd.	49,530	282,450
Blue Dart Express Ltd.	1,202	96,359
Blue Star Ltd.	12,196	129,222
Bombay Burmah Trading Co.	5,851	95,151
Bombay Dyeing & Manufacturing Co. Ltd.(1)	1,774	2,231
Borosil Renewables Ltd.(1)	10,770	43,347
Bosch Ltd.	489	92,723
Brigade Enterprises Ltd.	36,906	168,842

Avantis Emerging Markets Equity ETF
	Shares	Value
Britannia Industries Ltd.	4,185	$228,722
BSE Ltd.	4,481	73,436
Can Fin Homes Ltd.	3,056	23,844
Canara Bank(1)	46,485	100,969
Capacit'e Infraprojects Ltd.(1)	19,339	39,433
Capri Global Capital Ltd.	7,072	49,237
Carborundum Universal Ltd.	26,856	304,791
Care Ratings Ltd.	12,011	111,242
Castrol India Ltd.	112,878	206,934
CCL Products India Ltd.	7,908	43,589
Ceat Ltd.	7,793	136,230
Central Depository Services India Ltd.	5,186	84,275
Century Enka Ltd.	6,013	35,374
Century Plyboards India Ltd.	16,960	93,435
Century Textiles & Industries Ltd.	15,509	164,780
Cera Sanitaryware Ltd.	526	31,974
CESC Ltd.	12,756	140,362
CG Power & Industrial Solutions Ltd.(1)	37,320	43,741
Chalet Hotels Ltd.(1)	8,387	19,552
Chambal Fertilizers and Chemicals Ltd.	42,787	187,865
Cholamandalam Investment and Finance Co. Ltd.	67,672	512,613
Cipla Ltd.	52,589	682,065
City Union Bank Ltd.	66,431	137,952
Coal India Ltd.	197,227	393,437
Cochin Shipyard Ltd.	8,053	39,186
Coforge Ltd.	4,049	288,508
Colgate-Palmolive India Ltd.	15,710	363,934
Computer Age Management Services Ltd.	1,385	72,300
Confidence Petroleum India Ltd.	38,839	38,140
Container Corp. of India Ltd.	66,818	620,361
Coromandel International Ltd.	28,943	314,030
Cosmo Films Ltd.	5,720	103,880
CreditAccess Grameen Ltd.(1)	15,525	148,953
CRISIL Ltd.	1,486	55,559
Crompton Greaves Consumer Electricals Ltd.	34,183	221,247
CSB Bank Ltd.(1)	8,137	33,071
Cummins India Ltd.	28,128	384,545
Cyient Ltd.	23,605	315,754
Dabur India Ltd.	31,580	268,607
Dalmia Bharat Ltd.(1)	20,927	629,050
Dalmia Bharat Sugar & Industries Ltd.(1)	5,655	33,403
DB Corp. Ltd.	18,592	22,098
DCB Bank Ltd.(1)	31,272	39,380
DCM Shriram Ltd.	19,642	239,089
Deccan Cements Ltd.(1)	2,682	25,647
Deepak Fertilisers & Petrochemicals Corp. Ltd.	9,679	54,199
Deepak Nitrite Ltd.	15,366	479,720
Delta Corp. Ltd.	21,685	53,696
DFM Foods Ltd.	4,696	22,123
Dhampur Sugar Mills Ltd.	7,983	34,342
Dhani Services Ltd.(1)	27,615	75,252

Avantis Emerging Markets Equity ETF
	Shares	Value
Dhanuka Agritech Ltd.	3,413	$39,305
Dilip Buildcon Ltd.	11,891	82,701
Dish TV India Ltd.(1)	278,858	48,056
Dishman Carbogen Amcis Ltd.(1)	9,405	23,844
Divi's Laboratories Ltd.	4,544	321,723
Dixon Technologies India Ltd.(1)	4,584	260,649
DLF Ltd.	54,833	240,105
Dolat Investments Ltd.	16,966	23,211
Dr Reddy's Laboratories Ltd., ADR	16,140	1,036,349
Dwarikesh Sugar Industries Ltd.	53,478	51,552
eClerx Services Ltd.	3,009	93,109
Edelweiss Financial Services Ltd.	119,701	132,968
Eicher Motors Ltd.	4,134	151,354
EID Parry India Ltd.(1)	26,234	144,880
EIH Ltd.(1)	32,352	45,267
Emami Ltd.	51,412	419,782
Endurance Technologies Ltd.	7,032	159,900
Engineers India Ltd.	95,332	95,270
EPL Ltd.	29,512	93,907
Equitas Holdings Ltd.	61,438	99,036
Eris Lifesciences Ltd.	2,408	24,075
Escorts Ltd.	12,398	228,086
Ester Industries Ltd.	10,654	19,423
Eveready Industries India Ltd.(1)	4,878	22,612
Excel Industries Ltd.(1)	1,332	20,547
Exide Industries Ltd.	102,045	224,895
FDC Ltd.(1)	11,851	56,021
Federal Bank Ltd.	442,466	490,821
Filatex India Ltd.(1)	19,510	24,135
Fine Organic Industries Ltd.	1,757	68,303
Finolex Cables Ltd.	22,911	145,947
Force Motors Ltd.	1,685	31,286
Fortis Healthcare Ltd.(1)	38,403	152,366
Future Consumer Ltd.(1)	236,969	21,845
Future Lifestyle Fashions Ltd.(1)	1,909	1,304
Future Retail Ltd.(1)	18,863	11,418
Gabriel India Ltd.	15,306	30,211
GAIL India Ltd.	191,968	383,041
Galaxy Surfactants Ltd.	2,423	104,538
Garden Reach Shipbuilders & Engineers Ltd.	8,836	22,835
Gateway Distriparks Ltd.	31,993	114,971
General Insurance Corp. of India(1)	46,922	95,177
Geojit Financial Services Ltd.	18,976	20,304
GHCL Ltd.	6,968	35,375
GIC Housing Finance Ltd.	9,147	18,313
Glenmark Pharmaceuticals Ltd.	45,157	327,571
Globus Spirits Ltd.	4,823	65,505
GMR Infrastructure Ltd.(1)	64,086	25,440
Godawari Power and Ispat Ltd.	4,587	72,550
Godrej Agrovet Ltd.	886	7,659
Godrej Consumer Products Ltd.(1)	11,594	174,369

Avantis Emerging Markets Equity ETF
	Shares	Value
Godrej Properties Ltd.(1)	2,480	$50,506
Granules India Ltd.	44,982	203,770
Graphite India Ltd.	11,673	101,989
Grasim Industries Ltd.	35,175	721,121
Great Eastern Shipping Co. Ltd. (The)	44,351	218,260
Greaves Cotton Ltd.	17,696	32,904
Greenpanel Industries Ltd.(1)	15,810	55,839
Greenply Industries Ltd.	23,408	57,289
Gufic Biosciences Ltd.	8,531	21,648
Gujarat Alkalies & Chemicals Ltd.	5,789	35,999
Gujarat Ambuja Exports Ltd.	12,938	32,381
Gujarat Fluorochemicals Ltd.(1)	5,413	130,368
Gujarat Gas Ltd.	20,358	201,160
Gujarat Mineral Development Corp. Ltd.	24,576	23,554
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	13,804	62,716
Gujarat Pipavav Port Ltd.	91,035	126,647
Gujarat State Fertilizers & Chemicals Ltd.	17,398	24,276
Gujarat State Petronet Ltd.	81,434	390,416
Happiest Minds Technologies Ltd.	3,847	75,084
Havells India Ltd.	6,866	119,101
HBL Power Systems Ltd.	51,463	35,486
HCL Technologies Ltd.	103,216	1,668,725
HDFC Asset Management Co. Ltd.	5,360	225,217
HDFC Life Insurance Co. Ltd.	21,493	210,974
HEG Ltd.	4,763	146,385
HeidelbergCement India Ltd.	21,787	78,849
Hemisphere Properties India Ltd.(1)	23,316	42,612
Hero MotoCorp Ltd.	16,880	632,629
HFCL Ltd.(1)	185,580	172,264
HG Infra Engineering Ltd.	7,905	60,512
Hikal Ltd.	13,702	118,489
HIL Ltd.	524	40,651
Himadri Speciality Chemical Ltd.	38,530	24,784
Himatsingka Seide Ltd.	11,317	38,733
Hindalco Industries Ltd.	201,338	1,287,711
Hinduja Global Solutions Ltd.	1,100	41,348
Hindustan Copper Ltd.(1)	17,442	28,255
Hindustan Oil Exploration Co. Ltd.(1)	16,740	37,942
Hindustan Petroleum Corp. Ltd.	161,090	587,208
Hindustan Unilever Ltd.	42,745	1,591,975
Housing Development Finance Corp. Ltd.	62,536	2,388,622
HSIL Ltd.	20,708	61,923
I G Petrochemicals Ltd.	3,267	28,566
ICICI Bank Ltd., ADR	70,356	1,380,385
ICICI Lombard General Insurance Co. Ltd.	11,818	257,758
ICICI Prudential Life Insurance Co. Ltd.	14,050	126,683
ICICI Securities Ltd.	6,739	66,487
IDFC First Bank Ltd.(1)	305,199	179,103
IDFC Ltd.(1)	304,465	209,269
IFB Industries Ltd.(1)	1,596	20,023
IFCI Ltd.(1)	228,442	35,852

Avantis Emerging Markets Equity ETF
	Shares	Value
IIFL Finance Ltd.	41,715	$161,048
IIFL Securities Ltd.	25,305	32,252
India Cements Ltd. (The)	34,690	77,583
India Glycols Ltd.	3,045	29,375
Indiabulls Housing Finance Ltd.	84,959	260,082
Indiabulls Real Estate Ltd.(1)	34,282	63,902
IndiaMart InterMesh Ltd.	1,252	134,278
Indian Bank	36,355	62,089
Indian Energy Exchange Ltd.	25,977	179,282
Indian Hotels Co. Ltd. (The)	61,944	118,833
Indian Oil Corp. Ltd.	281,178	426,096
Indian Overseas Bank(1)	35,971	9,627
Indian Railway Catering & Tourism Corp. Ltd.	2,897	109,040
Indigo Paints Ltd.(1)	577	20,427
Indo Count Industries Ltd.	24,311	77,962
Indraprastha Gas Ltd.	9,946	74,226
Indraprastha Medical Corp. Ltd.(1)	21,721	22,800
Indus Towers Ltd.	45,160	132,932
INEOS Styrolution India Ltd.	1,561	28,663
Infibeam Avenues Ltd.(1)	15,228	9,840
Info Edge India Ltd.	5,368	453,368
Infosys Ltd., ADR	271,177	6,459,436
Inox Leisure Ltd.(1)	22,946	97,077
Inox Wind Ltd.(1)	24,296	35,499
Insecticides India Ltd.	2,026	21,253
Intellect Design Arena Ltd.(1)	14,000	124,622
InterGlobe Aviation Ltd.(1)	8,303	216,446
IOL Chemicals and Pharmaceuticals Ltd.	5,687	43,434
Ipca Laboratories Ltd.	4,993	175,968
IRB Infrastructure Developers Ltd.(1)	55,466	125,104
IRCON International Ltd.	11,230	6,603
ITD Cementation India Ltd.	21,419	22,916
J Kumar Infraprojects Ltd.	11,890	32,664
Jagran Prakashan Ltd.(1)	44,477	34,392
Jai Corp. Ltd.	15,480	26,818
Jain Irrigation Systems Ltd.(1)	72,937	30,917
Jaiprakash Associates Ltd.(1)	200,701	21,701
Jammu & Kashmir Bank Ltd. (The)(1)	48,816	23,529
Jamna Auto Industries Ltd.	7,525	9,224
JB Chemicals & Pharmaceuticals Ltd.	7,707	179,579
Jindal Poly Films Ltd.	5,172	69,014
Jindal Saw Ltd.	49,295	79,399
Jindal Stainless Hisar Ltd.(1)	24,330	94,359
Jindal Stainless Ltd.(1)	49,415	101,549
Jindal Steel & Power Ltd.(1)	81,094	417,221
JK Cement Ltd.	6,078	272,178
JK Lakshmi Cement Ltd.	24,614	238,661
JK Paper Ltd.	14,211	47,487
JK Tyre & Industries Ltd.	96,052	190,550
JM Financial Ltd.	148,148	187,018
Johnson Controls-Hitachi Air Conditioning India Ltd.(1)	724	21,745

Avantis Emerging Markets Equity ETF
	Shares	Value
JSW Energy Ltd.	101,564	$367,482
JSW Ispat Special Products Ltd.(1)	33,533	14,274
JSW Steel Ltd.	93,044	873,818
Jubilant Foodworks Ltd.	9,982	545,028
Jubilant Ingrevia Ltd.	11,999	122,286
Jubilant Pharmova Ltd.	18,288	165,892
Just Dial Ltd.(1)	6,866	89,302
Kajaria Ceramics Ltd.	2,533	40,742
Kalpataru Power Transmission Ltd.	22,723	127,827
Kalyani Steels Ltd.	4,946	27,528
Karnataka Bank Ltd. (The)	58,342	49,186
Karur Vysya Bank Ltd. (The)	83,446	50,114
Kaveri Seed Co. Ltd.	5,435	42,972
KCP Ltd. (The)	13,450	25,259
KEC International Ltd.	44,653	260,254
KEI Industries Ltd.	5,386	56,135
Kirloskar Ferrous Industries Ltd.	14,000	46,676
KNR Constructions Ltd.(1)	49,148	223,350
Kolte-Patil Developers Ltd.(1)	7,275	23,949
Kopran Ltd.	8,693	25,925
Kotak Mahindra Bank Ltd.	10,961	262,663
KPIT Technologies Ltd.	50,565	232,429
KPR Mill Ltd.	6,721	162,914
KRBL Ltd.(1)	15,584	52,290
L&T Finance Holdings Ltd.(1)	188,445	214,435
L&T Technology Services Ltd.	3,710	198,801
Larsen & Toubro Infotech Ltd.	6,573	477,590
Larsen & Toubro Ltd.	65,108	1,487,492
Laurus Labs Ltd.	26,166	238,529
LG Balakrishnan & Bros Ltd.(1)	3,632	21,133
LIC Housing Finance Ltd.	83,488	458,710
Linde India Ltd.	2,410	75,509
LT Foods Ltd.	26,546	24,395
Lupin Ltd.	15,362	201,204
Mahanagar Gas Ltd.	15,906	249,519
Maharashtra Scooters Ltd.	500	31,623
Mahindra & Mahindra Financial Services Ltd.	125,074	273,827
Mahindra & Mahindra Ltd.	102,604	1,111,790
Mahindra CIE Automotive Ltd.(1)	6,648	21,900
Mahindra Holidays & Resorts India Ltd.(1)	9,151	39,686
Mahindra Logistics Ltd.	9,000	94,381
Maithan Alloys Ltd.(1)	1,330	17,554
Man Infraconstruction Ltd.	27,799	25,397
Manali Petrochemicals Ltd.	34,060	41,283
Manappuram Finance Ltd.	171,911	376,678
Mangalam Cement Ltd.	7,000	41,868
Marico Ltd.	58,689	437,421
Marksans Pharma Ltd.	72,230	69,999
Maruti Suzuki India Ltd.	3,270	305,939
Mayur Uniquoters Ltd.	3,977	25,601
Meghmani Finechem Ltd.(1)	2,112	17,366

Avantis Emerging Markets Equity ETF
	Shares	Value
Meghmani Organics Ltd.(1)	22,470	$34,963
Metropolis Healthcare Ltd.	4,763	184,110
Minda Corp. Ltd.	18,545	30,345
Mindtree Ltd.	13,326	661,073
MOIL Ltd.	13,133	29,916
Motherson Sumi Systems Ltd.(1)	196,201	585,686
Motilal Oswal Financial Services Ltd.	15,769	175,615
Mphasis Ltd.(1)	12,139	481,295
MRF Ltd.	229	249,710
MSTC Ltd.	6,662	23,925
Multi Commodity Exchange of India Ltd.	9,338	193,825
Muthoot Finance Ltd.	22,602	467,898
Narayana Hrudayalaya Ltd.(1)	13,965	103,187
Natco Pharma Ltd.	10,012	129,527
National Aluminium Co. Ltd.	185,113	229,265
National Fertilizers Ltd.(1)	24,439	18,207
Nava Bharat Ventures Ltd.	29,489	43,886
Navneet Education Ltd.(1)	18,910	26,567
NBCC India Ltd.	116,526	70,620
NCC Ltd.	197,841	214,217
NCL Industries Ltd.	7,144	22,769
NESCO Ltd.	6,909	54,116
Nestle India Ltd.	1,129	300,650
NIIT Ltd.	30,906	133,510
Nilkamal Ltd.	800	30,319
Nippon Life India Asset Management Ltd.	23,915	138,694
NOCIL Ltd.	13,492	51,027
NTPC Ltd.	441,160	699,016
Oberoi Realty Ltd.(1)	24,724	238,273
Oil & Natural Gas Corp. Ltd.	376,597	619,895
Oil India Ltd.	89,399	222,310
OnMobile Global Ltd.	15,331	23,961
Oracle Financial Services Software Ltd.	1,014	65,192
Orient Cement Ltd.	57,171	118,502
Orient Electric Ltd.	43,180	195,141
Page Industries Ltd.	480	206,733
Panama Petrochem Ltd.	12,000	43,919
Parag Milk Foods Ltd.	10,941	19,865
Persistent Systems Ltd.	15,516	704,346
Petronet LNG Ltd.	121,213	377,463
Pfizer Ltd.	380	29,793
Phillips Carbon Black Ltd.	19,105	63,688
PI Industries Ltd.	4,026	187,005
Pidilite Industries Ltd.	9,493	296,191
Piramal Enterprises Ltd.	16,996	605,446
PNB Gilts Ltd.	22,203	21,333
PNB Housing Finance Ltd.(1)	18,856	169,324
PNC Infratech Ltd.	36,090	155,021
Pokarna Ltd.	6,924	46,935
Poly Medicure Ltd.(1)	5,414	70,676
Polycab India Ltd.	4,772	134,978

Avantis Emerging Markets Equity ETF
	Shares	Value
Polyplex Corp. Ltd.	3,246	$67,353
Poonawalla Fincorp Ltd.(1)	59,543	140,682
Power Finance Corp. Ltd.	70,033	123,555
Power Grid Corp. of India Ltd.	332,221	796,736
Praj Industries Ltd.	15,868	72,076
Prakash Industries Ltd.(1)	19,502	18,209
Prestige Estates Projects Ltd.(1)	39,944	192,627
Pricol Ltd.(1)	25,902	30,959
Prism Johnson Ltd.(1)	51,053	90,142
Privi Speciality Chemicals Ltd.	2,600	59,656
Procter & Gamble Health Ltd.	232	17,275
PSP Projects Ltd.(1)	3,816	22,065
PTC India Ltd.	120,717	170,498
PVR Ltd.(1)	5,058	91,591
Quess Corp. Ltd.	22,609	261,772
Radico Khaitan Ltd.(1)	5,199	62,103
Rain Industries Ltd.	3,155	9,728
Rajesh Exports Ltd.	11,619	93,187
Rallis India Ltd.	22,945	88,478
Ramco Cements Ltd. (The)	10,426	143,855
Ramco Industries Ltd.	7,096	28,554
Ramco Systems Ltd.(1)	2,763	17,118
Ramkrishna Forgings Ltd.	4,032	54,557
Rashtriya Chemicals & Fertilizers Ltd.	21,873	21,561
Raymond Ltd.(1)	8,288	45,825
RBL Bank Ltd.(1)	59,163	133,607
REC Ltd.	237,326	492,312
Redington India Ltd.	210,983	444,820
Relaxo Footwears Ltd.	1,892	30,845
Reliance Industrial Infrastructure Ltd.	1,798	15,341
Reliance Industries Ltd., GDR	90,136	5,574,939
Reliance Infrastructure Ltd.(1)	24,530	22,580
Reliance Power Ltd.(1)	259,872	40,402
Repco Home Finance Ltd.	16,729	68,580
Rossari Biotech Ltd.(1)	2,357	45,272
Route Mobile Ltd.	1,407	38,014
Sadbhav Engineering Ltd.(1)	29,332	19,361
Sagar Cements Ltd.	9,772	37,450
Sanghi Industries Ltd.(1)	21,768	21,960
Sanofi India Ltd.	1,115	137,548
Sarda Energy & Minerals Ltd.	3,480	34,588
SBI Cards & Payment Services Ltd.(1)	7,044	109,898
SBI Life Insurance Co. Ltd.	16,629	270,874
Schaeffler India Ltd.	1,089	108,177
Sequent Scientific Ltd.(1)	4,729	14,832
SH Kelkar & Co. Ltd.	10,925	22,034
Sharda Cropchem Ltd.	5,203	22,469
Shilpa Medicare Ltd.(1)	9,817	77,347
Shipping Corp. of India Ltd.	30,482	44,025
Shree Cement Ltd.	1,114	430,729
Shree Digvijay Cement Co. Ltd.	24,457	26,993

Avantis Emerging Markets Equity ETF
	Shares	Value
Shree Renuka Sugars Ltd.(1)	59,409	$20,365
Shriram City Union Finance Ltd.	1,526	43,764
Shriram Transport Finance Co. Ltd.	45,359	837,643
Siemens Ltd.	8,514	264,568
Siyaram Silk Mills Ltd.	4,811	24,120
SKF India Ltd.	1,200	50,557
Sobha Ltd.	6,563	55,941
Somany Ceramics Ltd.	5,124	49,160
Somany Home Innovation Ltd.	6,689	34,157
Sonata Software Ltd.	22,988	262,413
South Indian Bank Ltd. (The)(1)	293,008	39,405
Southern Petrochemical Industries Corp. Ltd.(1)	49,700	35,798
Spandana Sphoorty Financial Ltd.(1)	3,664	31,540
SpiceJet Ltd.(1)	16,517	16,084
SRF Ltd.	5,175	717,738
Star Cement Ltd.(1)	22,000	31,968
State Bank of India, GDR	22,186	1,292,381
Sterling & Wilson Solar Ltd.(1)	10,064	42,842
Sterlite Technologies Ltd.	35,394	125,257
Strides Pharma Science Ltd.	14,980	125,567
Sudarshan Chemical Industries	10,257	92,523
Sumitomo Chemical India Ltd.	5,259	30,585
Sun Pharmaceutical Industries Ltd.	53,674	582,943
Sun TV Network Ltd.	3,918	25,847
Sundaram Finance Ltd.	5,399	192,304
Sunflag Iron & Steel Co.(1)	18,687	21,478
Sunteck Realty Ltd.	7,172	35,786
Suprajit Engineering Ltd.	8,051	35,632
Supreme Industries Ltd.	6,794	203,241
Supreme Petrochem Ltd.	6,600	59,789
Surya Roshni Ltd.	4,130	29,867
Suven Pharmaceuticals Ltd.	4,286	31,413
Suzlon Energy Ltd.(1)	249,334	20,606
Swan Energy Ltd.	1,248	2,319
Swaraj Engines Ltd.	1,157	26,507
Syngene International Ltd.(1)	12,764	111,893
TAKE Solutions Ltd.(1)	22,089	15,718
Tamil Nadu Newsprint & Papers Ltd.	19,009	35,054
Tamilnadu Petroproducts Ltd.	28,469	46,918
Tanla Platforms Ltd.	51,746	629,561
Tata Chemicals Ltd.	51,694	596,650
Tata Communications Ltd.	5,010	97,191
Tata Consultancy Services Ltd.	55,377	2,866,671
Tata Consumer Products Ltd.	21,954	259,774
Tata Elxsi Ltd.	5,732	374,378
Tata Investment Corp. Ltd.	3,028	52,252
Tata Metaliks Ltd.	1,928	27,779
Tata Motors Ltd., ADR(1)(2)	73,524	1,446,952
Tata Power Co. Ltd. (The)	199,341	351,442
Tata Steel BSL Ltd.(1)	112,277	144,781
Tata Steel Long Products Ltd.	5,417	68,011

Avantis Emerging Markets Equity ETF
	Shares	Value
Tata Steel Ltd.	90,446	$1,790,351
Tata Teleservices Maharashtra Ltd.(1)	42,691	21,455
TCI Express Ltd.	2,703	54,010
Tech Mahindra Ltd.	64,024	1,266,771
Tejas Networks Ltd.(1)	8,477	42,594
Thermax Ltd.	1,800	34,649
Thirumalai Chemicals Ltd.	16,651	47,476
Thomas Cook India Ltd.(1)	31,992	25,766
Thyrocare Technologies Ltd.	4,641	82,347
Tide Water Oil Co. India Ltd.	3,214	78,474
Time Technoplast Ltd.	41,459	42,388
Timken India Ltd.	4,184	95,151
Tinplate Co. of India Ltd. (The)	2,105	6,878
Titan Co. Ltd.	8,322	218,622
Torrent Pharmaceuticals Ltd.	5,797	246,397
Torrent Power Ltd.	4,198	27,647
Trident Ltd.	463,449	130,651
Triveni Engineering & Industries Ltd.(1)	27,105	64,228
TTK Prestige Ltd.	255	30,802
Tube Investments of India Ltd.	11,784	219,897
TV18 Broadcast Ltd.(1)	12,414	5,949
Uflex Ltd.	7,552	49,401
Ujjivan Financial Services Ltd.	8,440	17,714
UltraTech Cement Ltd.	6,246	669,124
Union Bank of India(1)	3,180	1,538
United Spirits Ltd.(1)	24,862	242,964
UPL Ltd.	24,835	251,407
UTI Asset Management Co. Ltd.	2,689	43,966
V-Guard Industries Ltd.	12,375	41,215
VA Tech Wabag Ltd.(1)	9,570	43,924
Vaibhav Global Ltd.	7,950	78,696
Vakrangee Ltd.	175,114	93,586
Vardhman Textiles Ltd.(1)	8,101	204,057
Varun Beverages Ltd.	16,527	191,612
Vedanta Ltd., ADR	100,822	1,659,530
Vidhi Specialty Food Ingredients Ltd.	7,127	33,095
Vinati Organics Ltd.	4,973	122,342
VIP Industries Ltd.(1)	19,877	126,624
Visaka Industries Ltd.	4,647	46,547
Vodafone Idea Ltd.(1)	1,680,095	140,043
Voltas Ltd.	10,398	141,603
VRL Logistics Ltd.	8,718	37,676
Welspun Corp. Ltd.	44,637	72,513
Welspun India Ltd.	93,718	162,570
West Coast Paper Mills Ltd.(1)	5,944	18,933
Westlife Development Ltd.(1)	4,792	36,068
Wipro Ltd., ADR	93,041	869,003
Wockhardt Ltd.(1)	6,617	36,679
Yes Bank Ltd.(1)	723,481	106,947

Avantis Emerging Markets Equity ETF
	Shares	Value
Zee Entertainment Enterprises Ltd.	93,911	$220,365
Zensar Technologies Ltd.	35,634	219,255
		115,637,732
Indonesia — 1.4%
Ace Hardware Indonesia Tbk PT	576,500	56,062
Adaro Energy Tbk PT	3,304,700	291,714
Adhi Karya Persero Tbk PT(1)	661,700	34,077
Adi Sarana Armada Tbk PT(1)	488,400	90,325
Agung Podomoro Land Tbk PT(1)	1,020,600	8,801
AKR Corporindo Tbk PT	398,800	108,611
Alam Sutera Realty Tbk PT(1)	992,200	11,260
Aneka Tambang Tbk	1,709,600	286,267
Astra Agro Lestari Tbk PT	51,000	30,185
Astra International Tbk PT	1,469,900	538,123
Bank BTPN Syariah Tbk PT	106,000	20,789
Bank Bukopin Tbk PT(1)	1,801,400	59,837
Bank Central Asia Tbk PT	548,500	1,259,034
Bank Mandiri Persero Tbk PT	1,584,100	677,188
Bank Negara Indonesia Persero Tbk PT	851,300	321,676
Bank Pan Indonesia Tbk PT(1)	657,800	36,188
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	540,100	46,724
Bank Pembangunan Daerah Jawa Timur Tbk PT	862,000	43,192
Bank Rakyat Indonesia Persero Tbk PT	2,831,400	778,649
Bank Syariah Indonesia Tbk PT(1)	155,400	24,187
Bank Tabungan Negara Persero Tbk PT(1)	993,100	97,628
Barito Pacific Tbk PT	683,300	50,975
Buana Lintas Lautan Tbk PT(1)	2,600,500	47,010
Bukit Asam Tbk PT	675,400	99,880
Bumi Resources Tbk PT(1)	761,500	2,883
Bumi Serpong Damai Tbk PT(1)	814,100	54,770
Charoen Pokphand Indonesia Tbk PT	740,700	332,004
Ciputra Development Tbk PT	3,117,000	190,973
Delta Dunia Makmur Tbk PT(1)	1,566,100	31,600
Erajaya Swasembada Tbk PT	865,000	36,601
Gajah Tunggal Tbk PT	531,100	28,668
Global Mediacom Tbk PT(1)	976,100	19,319
Hanson International Tbk PT(1)	1,531,500	5,369
Harum Energy Tbk PT	100,100	34,003
Indah Kiat Pulp & Paper Tbk PT	721,900	399,505
Indika Energy Tbk PT(1)	104,000	9,767
Indo Tambangraya Megah Tbk PT	119,800	134,306
Indocement Tunggal Prakarsa Tbk PT	271,700	214,085
Indofood CBP Sukses Makmur Tbk PT(1)	64,400	38,055
Indofood Sukses Makmur Tbk PT(1)	702,600	303,938
Indomobil Sukses Internasional Tbk PT	19,800	1,442
Indosat Tbk PT(1)	188,500	83,601
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	436,200	24,306
Integra Indocabinet Tbk PT	481,500	25,634
Japfa Comfeed Indonesia Tbk PT	1,412,800	178,848
Jasa Marga Persero Tbk PT(1)	72,100	19,996
Kalbe Farma Tbk PT	1,921,400	181,097

Avantis Emerging Markets Equity ETF
	Shares	Value
Link Net Tbk PT	281,200	$79,842
Lippo Karawaci Tbk PT(1)	5,989,600	55,779
Matahari Department Store Tbk PT(1)	717,500	141,041
Medco Energi Internasional Tbk PT(1)	2,035,220	67,717
Media Nusantara Citra Tbk PT(1)	1,189,500	72,947
Merdeka Copper Gold Tbk PT(1)	1,276,500	252,244
Mitra Adiperkasa Tbk PT(1)	5,901,300	306,052
Mitra Keluarga Karyasehat Tbk PT	226,400	36,967
Mitra Pinasthika Mustika Tbk PT	64,300	3,265
Pabrik Kertas Tjiwi Kimia Tbk PT	305,600	161,686
Pakuwon Jati Tbk PT(1)	2,297,100	73,635
Panin Financial Tbk PT(1)	2,927,800	38,340
Perusahaan Gas Negara Tbk PT(1)	923,300	66,909
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	782,000	60,021
PP Persero Tbk PT(1)	683,400	43,285
Puradelta Lestari Tbk PT	976,100	12,844
Ramayana Lestari Sentosa Tbk PT(1)	547,700	24,544
Salim Ivomas Pratama Tbk PT(1)	183,800	5,515
Sarana Menara Nusantara Tbk PT	3,117,600	292,849
Semen Indonesia Persero Tbk PT	337,200	218,377
Sentul City Tbk PT(1)	1,197,800	4,446
Siloam International Hospitals Tbk PT	1,200	690
Smartfren Telecom Tbk PT(1)	35,482,400	333,152
Sri Rejeki Isman Tbk PT(1)	918,200	9,399
Summarecon Agung Tbk PT(1)	2,844,978	158,321
Surya Citra Media Tbk PT(1)	807,900	114,896
Surya Semesta Internusa Tbk PT(1)	440,500	15,057
Telekomunikasi Indonesia Persero Tbk PT, ADR(2)	47,453	1,128,907
Timah Tbk PT(1)	1,047,800	111,960
Tower Bersama Infrastructure Tbk PT	1,389,100	304,633
Transcoal Pacific Tbk PT(1)	36,600	21,808
Tunas Baru Lampung Tbk PT	339,100	18,892
Unilever Indonesia Tbk PT	367,600	104,375
United Tractors Tbk PT	394,000	553,831
Waskita Beton Precast Tbk PT(1)	238,300	2,238
Waskita Karya Persero Tbk PT(1)	1,487,400	86,996
Wijaya Karya Persero Tbk PT(1)	470,100	30,928
XL Axiata Tbk PT	797,300	149,086
		12,532,626
Malaysia — 1.7%
7-Eleven Malaysia Holdings Bhd, Class B	21,600	7,909
Aeon Co. M Bhd	267,700	92,843
AEON Credit Service M Bhd	4,800	13,929
AirAsia Group Bhd(1)	64,400	14,331
Alliance Bank Malaysia Bhd	164,200	101,154
AMMB Holdings Bhd	277,700	202,498
Ann Joo Resources Bhd(1)	59,000	36,223
Astro Malaysia Holdings Bhd	96,000	24,947
ATA IMS Bhd	113,400	73,934
Axiata Group Bhd	188,700	188,009
Berjaya Corp. Bhd(1)	1,458,268	89,457

Avantis Emerging Markets Equity ETF
	Shares	Value
Berjaya Land Bhd(1)	2,900	$182
Berjaya Sports Toto Bhd	61,307	29,201
Bermaz Auto Bhd	148,900	58,436
BIMB Holdings Bhd	30,300	28,938
Boustead Holdings Bhd(1)	110,100	16,016
Boustead Plantations Bhd	149,400	22,292
Bumi Armada Bhd(1)	1,024,600	110,632
Bursa Malaysia Bhd	167,400	302,587
Cahya Mata Sarawak Bhd	204,700	62,144
Careplus Group Bhd	53,000	21,891
Carlsberg Brewery Malaysia Bhd	16,900	91,087
CIMB Group Holdings Bhd	610,606	721,358
Comfort Glove Bhd	39,200	16,951
CSC Steel Holdings Bhd	75,000	25,591
Cypark Resources Bhd(1)	115,100	25,767
D&O Green Technologies Bhd	80,000	100,523
Datasonic Group Bhd	144,600	16,873
Dayang Enterprise Holdings Bhd(1)	114,920	30,626
Dialog Group Bhd	135,700	86,820
DiGi.Com Bhd	185,600	196,154
DRB-Hicom Bhd	107,800	43,360
Dufu Technology Corp. Bhd	13,600	13,885
Duopharma Biotech Bhd	7,973	4,803
Eco World Development Group Bhd	262,200	44,790
Eco World International Bhd	194,300	23,878
Ekovest Bhd	177,600	17,104
Formosa Prosonic Industries Bhd	28,500	26,412
Fraser & Neave Holdings Bhd	11,300	75,869
Frontken Corp. Bhd	111,150	91,077
Gamuda Bhd(1)	414,400	300,201
Genting Bhd	251,500	305,610
Genting Malaysia Bhd	161,500	115,431
Genting Plantations Bhd	20,100	37,278
Globetronics Technology Bhd	102,800	51,548
HAP Seng Consolidated Bhd	28,800	58,876
Hartalega Holdings Bhd	67,600	119,970
Hengyuan Refining Co. Bhd	57,800	57,271
Hextar Global Bhd	129,920	38,185
Hiap Teck Venture Bhd	396,600	55,391
Hibiscus Petroleum Bhd	407,500	65,016
Hong Leong Bank Bhd	38,100	175,843
Hong Leong Financial Group Bhd	21,600	94,735
Hup Seng Industries Bhd	11,000	2,500
IHH Healthcare Bhd	51,400	79,079
IJM Corp. Bhd	799,500	361,673
Inari Amertron Bhd	326,500	271,083
IOI Corp. Bhd	72,100	71,504
IOI Properties Group Bhd	130,000	39,975
JAKS Resources Bhd(1)	145,900	17,920
Jaya Tiasa Holdings Bhd(1)	193,500	30,378
KNM Group Bhd(1)	595,500	36,463

Avantis Emerging Markets Equity ETF
	Shares	Value
Kossan Rubber Industries	265,400	$197,946
KPJ Healthcare Bhd	353,700	85,052
Kuala Lumpur Kepong Bhd	37,900	194,718
Kumpulan Perangsang Selangor Bhd	26,800	4,937
Leong Hup International Bhd	19,100	3,133
Lotte Chemical Titan Holding Bhd	138,500	85,333
Mah Sing Group Bhd	235,900	46,739
Malakoff Corp. Bhd	157,200	33,305
Malayan Banking Bhd	302,160	610,422
Malayan Flour Mills Bhd	212,300	39,839
Malaysia Airports Holdings Bhd(1)	178,300	284,414
Malaysia Building Society Bhd	684,792	105,396
Malaysia Marine and Heavy Engineering Holdings Bhd(1)	17,700	1,655
Malaysian Pacific Industries Bhd	11,000	117,059
Malaysian Resources Corp. Bhd	259,300	24,685
Matrix Concepts Holdings Bhd	77,400	38,733
Maxis Bhd	151,200	170,537
Media Prima Bhd(1)	407,400	51,329
Mega First Corp. Bhd	26,400	22,572
MISC Bhd	140,200	243,256
MMC Corp. Bhd	425,700	188,571
MNRB Holdings Bhd	10,700	3,471
Muda Holdings Bhd	27,400	18,372
My EG Services Bhd	275,321	123,378
Nestle Malaysia Bhd	3,800	123,155
OSK Holdings Bhd	42,200	9,042
Padini Holdings Bhd	3,300	2,483
PESTECH International Bhd	149,300	34,417
Petronas Chemicals Group Bhd	131,900	263,255
Petronas Dagangan Bhd	8,300	39,941
Petronas Gas Bhd	60,400	244,198
Pos Malaysia Bhd(1)	5,700	1,069
Power Root Bhd	5,800	1,830
PPB Group Bhd	24,300	108,308
Press Metal Aluminium Holdings Bhd	185,200	240,681
Public Bank Bhd	1,075,900	1,082,130
QL Resources Bhd	60,900	81,418
Ranhill Utilities Bhd	296	48
RHB Bank Bhd	276,670	372,328
Rubberex Corp. M Bhd(1)	45,300	8,560
Sapura Energy Bhd(1)	1,001,500	29,865
Sarawak Oil Palms Bhd	15,500	13,953
SCGM Bhd	34,400	20,293
Scientex Bhd	194,100	209,274
SEG International Bhd	12,300	1,880
Sime Darby Bhd	506,800	287,469
Sime Darby Plantation Bhd	165,857	160,821
Sime Darby Property Bhd	213,900	31,604
SKP Resources Bhd	118,000	52,423
SP Setia Bhd Group(1)	409,900	114,625
Sunway Bhd	185,048	79,169

Avantis Emerging Markets Equity ETF
	Shares	Value
Sunway Construction Group Bhd	55,900	$22,637
Supermax Corp. Bhd	214,838	170,409
Syarikat Takaful Malaysia Keluarga Bhd	29,400	31,712
Ta Ann Holdings Bhd	12,300	8,185
TDM Bhd	278,600	16,831
Telekom Malaysia Bhd	182,900	269,334
Tenaga Nasional Bhd	253,200	637,192
Thong Guan Industries Bhd	57,500	37,810
TIME dotCom Bhd	142,800	158,266
Tiong NAM Logistics Holdings	95,600	19,514
Top Glove Corp. Bhd	351,200	337,904
Tropicana Corp. Bhd(1)	20,482	4,845
TSH Resources Bhd	153,700	40,267
Uchi Technologies Bhd	42,900	32,513
UEM Sunrise Bhd(1)	109,700	9,778
UMW Holdings Bhd	36,100	27,471
Unisem M Bhd	86,100	178,715
United Plantations Bhd	7,400	24,122
UOA Development Bhd	1,700	672
UWC Bhd	24,800	33,010
Velesto Energy Bhd(1)	1,904,900	68,322
ViTrox Corp. Bhd	3,000	13,552
VS Industry Bhd	949,200	329,787
Wah Seong Corp. Bhd(1)	136,000	21,872
Westports Holdings Bhd	87,700	92,726
Yinson Holdings Bhd	99,600	117,341
YTL Corp. Bhd(1)	338,413	54,986
		14,605,275
Mexico — 2.2%
Alfa SAB de CV, Series A	400,097	280,889
Alpek SAB de CV	35,137	41,306
Alsea SAB de CV(1)	323,371	632,605
America Movil SAB de CV, Class L ADR	113,098	2,212,197
Arca Continental SAB de CV	57,239	368,702
Banco del Bajio SA	185,848	354,225
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, ADR	60,066	350,185
Becle SAB de CV	12,000	30,777
Bolsa Mexicana de Valores SAB de CV	116,496	241,878
Cemex SAB de CV, ADR(1)	56,269	461,406
Coca-Cola Femsa SAB de CV	88,158	511,065
Consorcio ARA SAB de CV(2)	38,214	8,562
Controladora Nemak SAB de CV(1)	347,364	52,752
Controladora Vuela Cia de Aviacion SAB de CV, ADR(1)	21,883	434,815
Corp. Inmobiliaria Vesta SAB de CV	129,352	240,619
Credito Real SAB de CV SOFOM ER(1)	45,010	34,244
El Puerto de Liverpool SAB de CV, Class C1(2)	7,605	33,795
Fomento Economico Mexicano SAB de CV, ADR	12,861	1,115,177
GCC SAB de CV	36,927	296,938
Genomma Lab Internacional SAB de CV, Class B(1)	92,940	89,636
Gentera SAB de CV(1)	172,333	94,730

Avantis Emerging Markets Equity ETF
	Shares	Value
Gruma SAB de CV, B Shares	42,480	$483,939
Grupo Aeroportuario del Centro Norte SAB de CV, ADR(1)	2,212	106,773
Grupo Aeroportuario del Pacifico SAB de CV, ADR(1)(2)	2,386	277,754
Grupo Aeroportuario del Sureste SAB de CV, ADR(1)	903	161,438
Grupo Bimbo SAB de CV, Series A	173,509	438,179
Grupo Carso SAB de CV	18,905	64,592
Grupo Comercial Chedraui SA de CV	58,782	91,931
Grupo Financiero Banorte SAB de CV	250,335	1,652,405
Grupo Financiero Inbursa SAB de CV(1)	316,845	304,477
Grupo GICSA SAB de CV(1)	21,090	3,266
Grupo Industrial Saltillo SAB de CV	26,514	38,271
Grupo Mexico SAB de CV, Series B	239,602	1,110,921
Grupo Rotoplas SAB de CV(1)	4,403	7,292
Grupo Televisa SAB, ADR	111,663	1,466,135
Grupo Traxion SAB de CV(1)	146,400	275,539
Hoteles City Express SAB de CV(1)(2)	26,594	9,070
Industrias Bachoco SAB de CV	13,371	48,607
Industrias Penoles SAB de CV(1)	12,327	173,765
Kimberly-Clark de Mexico SAB de CV, A Shares	182,116	323,173
La Comer SAB de CV	165,901	301,420
Megacable Holdings SAB de CV	209,463	730,263
Nemak SAB de CV(1)	111,600	35,785
Orbia Advance Corp. SAB de CV	128,190	366,303
Promotora y Operadora de Infraestructura SAB de CV	41,850	312,562
Qualitas Controladora SAB de CV	48,602	229,942
Regional SAB de CV	105,773	648,099
Telesites SAB de CV(1)	128,052	117,379
Unifin Financiera SAB de CV(1)	68,756	97,568
Wal-Mart de Mexico SAB de CV	338,405	1,200,863
		18,964,214
Netherlands — 0.2%
Prosus NV(1)	17,576	1,537,415
Peru — 0.2%
Cia de Minas Buenaventura SAA, ADR(1)	79,440	595,800
Credicorp Ltd.(1)	4,977	530,698
Intercorp Financial Services, Inc.	7,259	164,126
Southern Copper Corp.	5,497	344,057
		1,634,681
Philippines — 0.7%
Aboitiz Equity Ventures, Inc.	149,430	128,869
Aboitiz Power Corp.	60,500	34,060
AC Energy Corp.	707,600	136,222
Alliance Global Group, Inc.	1,076,800	222,890
Ayala Corp.	21,820	346,866
Ayala Land, Inc.	392,400	265,990
Ayalaland Logistics Holdings Corp.(1)	28,000	2,683
Bank of the Philippine Islands	228,830	382,999
BDO Unibank, Inc.	211,730	468,168
Cebu Air, Inc.(1)	28,050	24,779
Century Pacific Food, Inc.	70,000	35,975
Chelsea Logistics and Infrastructure Holdings Corp.(1)	23,800	1,220

Avantis Emerging Markets Equity ETF
	Shares	Value
Cosco Capital, Inc.	227,200	$22,750
DMCI Holdings, Inc.	692,800	88,021
East West Banking Corp.(1)	70,500	13,113
Filinvest Land, Inc.	617,000	14,008
Ginebra San Miguel, Inc.	7,600	16,017
Global Ferronickel Holdings, Inc.	757,000	32,179
Globe Telecom, Inc.	5,590	306,005
GT Capital Holdings, Inc.	22,400	242,811
International Container Terminal Services, Inc.	113,640	425,291
JG Summit Holdings, Inc.	226,234	295,227
Jollibee Foods Corp.	20,930	84,877
Manila Electric Co.	17,880	101,306
Manila Water Co., Inc.(1)	168,900	61,651
Max's Group, Inc.(1)	15,000	1,998
Megaworld Corp.	3,128,800	177,209
Metro Pacific Investments Corp.	3,254,000	251,631
Metropolitan Bank & Trust Co.	411,610	373,810
Nickel Asia Corp.	1,003,500	113,863
Petron Corp.(1)	169,700	10,334
Pilipinas Shell Petroleum Corp.(1)	10,000	3,686
PLDT, Inc., ADR(2)	8,105	235,450
Puregold Price Club, Inc.	168,800	141,493
Robinsons Land Corp.	599,900	198,334
Robinsons Retail Holdings, Inc.	96,710	99,124
Security Bank Corp.	82,510	187,599
Semirara Mining & Power Corp.	239,300	81,628
SM Investments Corp.	16,465	332,823
SM Prime Holdings, Inc.	321,000	218,986
Universal Robina Corp.	78,530	237,632
Vista Land & Lifescapes, Inc.	312,100	22,382
Wilcon Depot, Inc.	122,100	61,329
		6,503,288
Poland — 1.0%
Alior Bank SA(1)	30,329	345,975
Allegro.eu SA(1)	5,046	93,632
AmRest Holdings SE(1)	9,743	79,850
Asseco Poland SA	5,620	123,140
Bank Millennium SA(1)	181,505	312,984
Bank Polska Kasa Opieki SA(1)	26,564	742,828
Budimex SA	1,528	118,098
CCC SA(1)	8,141	260,624
CD Projekt SA	7,742	343,827
Ciech SA	8,081	99,169
Cyfrowy Polsat SA	28,093	268,322
Dino Polska SA(1)	4,748	402,461
Enea SA(1)	37,000	96,009
Eurocash SA	19,678	61,145
Famur SA(1)	28,812	17,766
Grupa Azoty SA(1)	14,108	107,935
Grupa Lotos SA	20,570	312,666
Jastrzebska Spolka Weglowa SA(1)	9,735	102,576

Avantis Emerging Markets Equity ETF
	Shares	Value
KGHM Polska Miedz SA	18,099	$843,001
KRUK SA	4,539	375,494
LPP SA	147	536,366
Lubelski Wegiel Bogdanka SA(1)	857	5,735
mBank SA(1)	3,526	341,295
Mercator Medical SA(1)	490	23,092
Orange Polska SA(1)	150,564	325,300
PGE Polska Grupa Energetyczna SA(1)	37,761	99,422
PKP Cargo SA(1)	2,705	12,663
PlayWay SA	195	22,229
Polski Koncern Naftowy ORLEN SA	41,115	797,161
Polskie Gornictwo Naftowe i Gazownictwo SA	172,507	283,722
Powszechna Kasa Oszczednosci Bank Polski SA(1)	33,473	367,438
Powszechny Zaklad Ubezpieczen SA(1)	33,650	356,609
Santander Bank Polska SA(1)	5,226	412,402
Tauron Polska Energia SA(1)	200,237	189,694
TEN Square Games SA	488	65,420
Warsaw Stock Exchange	3,548	40,104
		8,986,154
Russia — 2.7%
Gazprom PJSC, ADR	363,453	3,013,384
Gazprom PJSC (London), ADR	34,542	286,699
Globaltrans Investment plc, GDR	58,320	479,648
LUKOIL PJSC, ADR	55,875	4,732,555
Magnit PJSC, GDR	46,871	713,414
Mechel PJSC, ADR(1)(2)	11,342	35,954
MMC Norilsk Nickel PJSC, ADR	72,350	2,380,659
Mobile TeleSystems PJSC, ADR	56,124	526,443
Novatek PJSC, GDR	2,943	697,531
Novolipetsk Steel PJSC, GDR	20,956	699,837
PhosAgro PJSC, GDR	41,522	817,172
Ros Agro plc, GDR	2,060	33,044
Rosneft Oil Co. PJSC, GDR	125,606	905,823
Sberbank of Russia PJSC, ADR (London)	231,503	4,134,389
Severstal PAO, GDR	52,052	1,208,062
Tatneft PJSC, ADR	35,983	1,432,635
VTB Bank PJSC, GDR	587,199	817,295
X5 Retail Group NV, GDR	8,824	292,362
		23,206,906
South Africa — 4.2%
Absa Group Ltd.(1)	114,138	1,236,097
Adcock Ingram Holdings Ltd.	1,014	3,237
Advtech Ltd.	35,578	41,626
AECI Ltd.(2)	42,756	301,296
African Rainbow Minerals Ltd.	17,175	306,085
Afrimat Ltd.	9,681	39,381
Alexander Forbes Group Holdings Ltd.	87,669	24,088
Anglo American Platinum Ltd.	2,772	314,412
AngloGold Ashanti Ltd., ADR	46,086	787,149
Aspen Pharmacare Holdings Ltd.(1)	40,927	551,853
Astral Foods Ltd.	13,241	133,923

Avantis Emerging Markets Equity ETF
	Shares	Value
AVI Ltd.	62,204	$325,733
Barloworld Ltd.	75,423	560,899
Bid Corp. Ltd.(1)	29,941	658,036
Bidvest Group Ltd. (The)	29,950	422,300
Brait plc(1)	48,661	9,884
Capitec Bank Holdings Ltd.	4,175	546,396
Cashbuild Ltd.	1,658	32,439
City Lodge Hotels Ltd.(1)	91,493	24,730
Clicks Group Ltd.	23,992	500,470
Coronation Fund Managers Ltd.	30,378	108,353
DataTec Ltd.	21,513	44,478
Dis-Chem Pharmacies Ltd.	34,418	73,771
Discovery Ltd.(1)	29,116	258,521
Distell Group Holdings Ltd.(1)	12,494	154,662
DRDGOLD Ltd.(2)	84,738	82,741
EPP NV(1)	48,065	38,569
Exxaro Resources Ltd.	41,285	524,422
Famous Brands Ltd.(1)	3,093	12,034
FirstRand Ltd.	378,351	1,610,679
Foschini Group Ltd. (The)(1)	92,463	951,320
Gold Fields Ltd., ADR	123,346	1,169,320
Grindrod Shipping Holdings Ltd.(1)	5,072	84,209
Harmony Gold Mining Co. Ltd., ADR	122,212	461,961
Impala Platinum Holdings Ltd.	106,314	1,628,805
Imperial Logistics Ltd.	221	954
Investec Ltd.	68,543	292,374
KAP Industrial Holdings Ltd.(1)	883,965	279,808
Kumba Iron Ore Ltd.(2)	6,524	292,988
Liberty Holdings Ltd.(1)	22,269	144,439
Life Healthcare Group Holdings Ltd.(1)	211,237	359,102
MAS Real Estate, Inc.(1)	71,323	95,917
Massmart Holdings Ltd.(1)	20,403	82,936
Metair Investments Ltd.	29,782	57,182
MiX Telematics Ltd., ADR(2)	5,715	75,038
Momentum Metropolitan Holdings	326,139	443,425
Motus Holdings Ltd.	71,214	454,524
Mr Price Group Ltd.	40,603	608,024
MTN Group Ltd.(1)	229,902	2,110,207
MultiChoice Group	67,009	530,524
Murray & Roberts Holdings Ltd.(1)	20,297	14,380
Nampak Ltd.(1)	136,616	28,621
Naspers Ltd., N Shares	4,387	756,929
Nedbank Group Ltd.(1)	73,853	941,144
NEPI Rockcastle plc	68,496	493,320
Netcare Ltd.(1)	263,581	305,842
Ninety One Ltd.	9,576	33,075
Northam Platinum Ltd.(1)	35,175	484,654
Oceana Group Ltd.(2)	6,312	28,898
Old Mutual Ltd.	1,154,330	1,220,308
Omnia Holdings Ltd.	85,237	315,777
Pick n Pay Stores Ltd.	84,963	341,709

Avantis Emerging Markets Equity ETF
	Shares	Value
PPC Ltd.(1)	754,515	$183,695
Rand Merchant Investment Holdings Ltd.	132,447	288,173
Raubex Group Ltd.	14,747	29,959
Reinet Investments SCA	42,290	819,365
Remgro Ltd.	97,272	808,556
Reunert Ltd.	43,189	154,608
RFG Holdings Ltd.(2)	19,543	16,691
RMB Holdings Ltd.	124,786	12,658
Royal Bafokeng Platinum Ltd.(2)	66,567	404,157
Sanlam Ltd.	149,434	662,050
Santam Ltd.(1)	4,288	73,429
Sappi Ltd.(1)	178,022	539,398
Sasol Ltd., ADR(1)(2)	83,607	1,285,040
Shoprite Holdings Ltd.	80,621	1,018,923
Sibanye Stillwater Ltd., ADR	55,578	912,035
SPAR Group Ltd. (The)	22,842	325,991
Standard Bank Group Ltd.	114,542	1,169,920
Steinhoff International Holdings NV(1)	220,493	50,006
Super Group Ltd.(1)	100,203	223,031
Telkom SA SOC Ltd.(1)	140,340	369,337
Thungela Resources Ltd.(1)(2)	9,476	40,151
Tiger Brands Ltd.	29,551	378,489
Transaction Capital Ltd.	16,857	44,045
Truworths International Ltd.	79,214	364,587
Tsogo Sun Gaming Ltd.(1)(2)	11,283	7,540
Vodacom Group Ltd.	48,714	481,120
Wilson Bayly Holmes-Ovcon Ltd.(1)	9,429	77,768
Woolworths Holdings Ltd.(1)	115,370	503,164
Zeder Investments Ltd.	120,266	26,029
		36,085,893
South Korea — 14.6%
Able C&C Co. Ltd.(1)	1,868	13,807
Advanced Process Systems Corp.	4,807	119,446
Aekyung Industrial Co. Ltd.	929	19,507
AfreecaTV Co. Ltd.	1,223	161,326
Agabang&Company(1)	4,461	21,571
Ahnlab, Inc.	154	8,937
Aju IB Investment Co. Ltd.	2,825	13,940
Alteogen, Inc.(1)	960	70,197
Amorepacific Corp.	2,239	438,542
AMOREPACIFIC Group	2,291	113,985
Aprogen Medicines, Inc.(1)	7,616	13,375
Aprogen pharmaceuticals, Inc.(1)	11,697	11,378
AptaBio Therapeutics, Inc.(1)	1,128	56,223
APTC Co. Ltd.	1,177	20,495
Asiana Airlines, Inc.(1)	2,562	52,267
BGF Co. Ltd.	3,327	18,147
BGF retail Co. Ltd.	2,146	329,812
BH Co. Ltd.	865	15,908
Binggrae Co. Ltd.	1,068	52,608
Bioneer Corp.(1)	7,543	490,671

Avantis Emerging Markets Equity ETF
	Shares	Value
BNK Financial Group, Inc.	30,288	$202,119
Boditech Med, Inc.	3,086	50,101
Boryung Pharmaceutical Co. Ltd.	2,518	35,839
Bukwang Pharmaceutical Co. Ltd.	2,678	49,995
Byucksan Corp.	12,984	44,689
Cellid Co. Ltd.(1)	479	51,041
Celltrion Healthcare Co. Ltd.(1)	1,968	209,258
Celltrion Pharm, Inc.(1)	581	86,403
Celltrion, Inc.(1)	1,987	500,780
Chabiotech Co. Ltd.(1)	4,414	90,815
Cheil Worldwide, Inc.	13,859	275,667
Chong Kun Dang Pharmaceutical Corp.	453	50,284
Chongkundang Holdings Corp.	275	21,785
Chunbo Co. Ltd.	124	25,799
CJ CGV Co. Ltd.(1)	2,450	63,969
CJ CheilJedang Corp.	1,623	634,630
CJ Corp.	1,146	100,101
CJ ENM Co. Ltd.	2,211	291,206
CJ Logistics Corp.(1)	1,704	251,079
CMG Pharmaceutical Co. Ltd.(1)	455	1,762
Com2uSCorp	622	55,258
Cosmax, Inc.(1)	1,667	187,052
CosmoAM&T Co. Ltd.(1)	1,593	58,904
Coway Co. Ltd.	4,515	304,425
COWELL FASHION Co. Ltd.	6,235	45,393
Creative & Innovative System(1)	3,165	37,350
CrystalGenomics, Inc.(1)	4,528	29,990
CS Wind Corp.	1,378	94,614
Cuckoo Holdings Co. Ltd.	1,180	25,503
Cuckoo Homesys Co. Ltd.	2,802	101,372
Dae Han Flour Mills Co. Ltd.	230	32,707
Daea TI Co. Ltd.	5,395	29,764
Daeduck Co. Ltd.	339	2,195
Daeduck Electronics Co. Ltd.	4,220	67,060
Daekyo Co. Ltd.	454	1,697
Daesang Corp.	7,824	170,141
Daewon Pharmaceutical Co. Ltd.	1,988	35,560
Daewoo Engineering & Construction Co. Ltd.(1)	48,036	303,808
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(1)	2,305	55,576
Daewoong Co. Ltd.	1,969	61,563
Daewoong Pharmaceutical Co. Ltd.	306	43,768
Daishin Securities Co. Ltd.	3,857	63,721
Daou Data Corp.	8,473	102,365
Daou Technology, Inc.	9,435	211,445
Dawonsys Co. Ltd.	5,471	98,880
DB Financial Investment Co. Ltd.	13,706	79,560
DB HiTek Co. Ltd.	11,356	582,923
DB Insurance Co. Ltd.	15,586	788,023
Dentium Co. Ltd.	3,057	229,111
Devsisters Co. Ltd.(1)	357	23,956
DGB Financial Group, Inc.	30,428	238,164

Avantis Emerging Markets Equity ETF
	Shares	Value
Digital Power Communications Co. Ltd.	2,476	$30,870
DIO Corp.(1)	879	36,685
DL E&C Co. Ltd.(1)	1,588	192,700
DL Holdings Co. Ltd.	2,915	181,282
Dong-A Socio Holdings Co. Ltd.	375	37,113
Dong-A ST Co. Ltd.	389	25,793
Dongjin Semichem Co. Ltd.	3,456	78,666
DongKook Pharmaceutical Co. Ltd.	1,681	35,601
Dongkuk Steel Mill Co. Ltd.	25,682	448,421
Dongsuh Cos., Inc.	533	13,286
Dongwha Enterprise Co. Ltd.(1)	361	22,851
Dongwha Pharm Co. Ltd.	1,594	20,346
Dongwon Development Co. Ltd.	10,306	53,509
Dongwon F&B Co. Ltd.	482	86,174
Dongwon Industries Co. Ltd.	505	106,228
Dongwon Systems Corp.	602	29,392
Doosan Bobcat, Inc.(1)	618	23,028
Doosan Co. Ltd.	327	25,171
Doosan Fuel Cell Co. Ltd.(1)	1,092	51,500
Doosan Heavy Industries & Construction Co. Ltd.(1)	13,932	250,494
Doosan Infracore Co. Ltd.(1)	4,127	41,936
DoubleUGames Co. Ltd.	216	11,773
Douzone Bizon Co. Ltd.	730	53,574
E-MART, Inc.	4,919	757,895
Easy Bio, Inc.	465	2,445
Easy Holdings Co. Ltd.	774	3,129
Echo Marketing, Inc.	2,946	56,087
Ecopro BM Co. Ltd.	958	263,850
Ecopro Co. Ltd.	1,204	115,321
Ecopro HN Co. Ltd.(1)	984	100,864
ENF Technology Co. Ltd.	2,415	67,957
Eo Technics Co. Ltd.	421	43,629
Eoflow Co. Ltd.(1)	544	24,267
Eugene Corp.	22,122	100,525
Eugene Investment & Securities Co. Ltd.	25,011	85,944
F&F Co. Ltd. / New(1)	961	598,528
F&F Holdings Co. Ltd.	192	7,269
Fila Holdings Corp.	7,794	301,198
Foosung Co. Ltd.(1)	5,099	62,441
GemVax & Kael Co. Ltd.(1)	3,771	68,994
Genexine, Inc.(1)	429	27,519
GOLFZON Co. Ltd.	1,385	169,131
Grand Korea Leisure Co. Ltd.(1)	2,113	28,391
Green Cross Corp.	247	81,829
Green Cross Holdings Corp.	1,015	30,278
Green Cross LabCell Corp.	870	79,335
GS Engineering & Construction Corp.	19,829	763,171
GS Holdings Corp.	14,004	512,217
GS Retail Co. Ltd.	12,339	364,349
HAESUNG DS Co. Ltd.	779	27,276
Halla Holdings Corp.	1,539	61,314

Avantis Emerging Markets Equity ETF
	Shares	Value
Hana Financial Group, Inc.	70,619	$2,734,647
Hana Materials, Inc.	699	29,969
Hanall Biopharma Co. Ltd.(1)	1,378	28,326
Handok, Inc.	398	9,200
Handsome Co. Ltd.	1,389	48,605
Hanjin Heavy Industries & Construction Co. Ltd.(1)	15,718	119,506
Hanjin Kal Corp.(1)	674	38,267
Hanjin Transportation Co. Ltd.	2,078	70,126
Hankook Shell Oil Co. Ltd.	114	26,463
Hankook Tire & Technology Co. Ltd.	15,664	628,430
Hanmi Pharm Co. Ltd.	264	70,271
Hanmi Semiconductor Co. Ltd.	526	15,613
Hanon Systems	14,218	201,390
Hansae Co. Ltd.	2,679	47,563
Hansol Chemical Co. Ltd.	1,235	308,603
Hansol Paper Co. Ltd.	4,250	64,021
Hansol Technics Co. Ltd.(1)	26,009	164,243
Hanssem Co. Ltd.	996	99,439
Hanwha Aerospace Co. Ltd.	11,270	493,263
Hanwha Corp.	11,443	342,483
Hanwha General Insurance Co. Ltd.(1)	2,720	10,021
Hanwha Investment & Securities Co. Ltd.(1)	49,648	209,197
Hanwha Life Insurance Co. Ltd.	111,429	320,020
Hanwha Solutions Corp.(1)	12,915	452,381
Hanwha Systems Co. Ltd.	15,137	257,017
Harim Holdings Co. Ltd.	11,580	102,665
HDC Holdings Co. Ltd.	3,073	31,064
HDC Hyundai Development Co-Engineering & Construction, E Shares	4,196	107,862
Helixmith Co. Ltd.(1)	1,466	33,072
HFR, Inc.(1)	837	15,157
Hite Jinro Co. Ltd.	9,628	276,439
HLB Life Science Co. Ltd.(1)	4,545	58,152
HLB, Inc.(1)	1,270	60,720
HMM Co. Ltd.(1)(2)	65,228	2,357,240
Hotel Shilla Co. Ltd.	4,543	350,935
HS Industries Co. Ltd.	11,046	67,500
Huchems Fine Chemical Corp.	2,138	49,202
Hugel, Inc.(1)	678	113,725
Humax Co. Ltd.(1)	5,927	27,313
Humedix Co. Ltd.	981	28,325
Huons Co. Ltd.	944	46,526
Huons Global Co. Ltd.	974	56,028
Hwaseung Enterprise Co. Ltd.	1,558	21,048
HYBE Co. Ltd.(1)	763	190,002
Hyosung Advanced Materials Corp.(1)	1,021	543,546
Hyosung Chemical Corp.(1)	935	310,266
Hyosung Corp.	740	76,374
Hyosung Heavy Industries Corp.(1)	1,843	129,987
Hyosung TNC Corp.	982	655,823
Hyundai Construction Equipment Co. Ltd.(1)	4,697	198,948

Avantis Emerging Markets Equity ETF
	Shares	Value
Hyundai Corp.	3,168	$49,646
Hyundai Department Store Co. Ltd.	1,695	117,840
Hyundai Electric & Energy System Co. Ltd.(1)	7,287	156,209
Hyundai Elevator Co. Ltd.	2,506	108,294
Hyundai Engineering & Construction Co. Ltd.	17,112	816,860
Hyundai Futurenet Co., Ltd.	6,288	25,035
Hyundai Glovis Co. Ltd.	3,202	534,158
Hyundai Greenfood Co. Ltd.	7,915	67,628
Hyundai Heavy Industries Holdings Co. Ltd.	9,360	525,886
Hyundai Home Shopping Network Corp.	1,557	98,838
Hyundai Livart Furniture Co. Ltd.	618	9,573
Hyundai Marine & Fire Insurance Co. Ltd.	23,074	508,972
Hyundai Mipo Dockyard Co. Ltd.(1)	2,737	179,497
Hyundai Mobis Co. Ltd.	3,163	755,017
Hyundai Motor Co.	13,981	2,554,625
Hyundai Rotem Co. Ltd.(1)	4,106	93,979
Hyundai Steel Co.	7,643	334,809
Hyundai Wia Corp.	2,173	171,055
i-SENS, Inc.	1,013	28,280
ICD Co. Ltd.	4,451	53,948
Il Dong Pharmaceutical Co. Ltd.(1)	137	1,697
Iljin Materials Co. Ltd.	490	31,864
Ilyang Pharmaceutical Co. Ltd.	614	18,248
iMarketKorea, Inc.	7,862	81,875
InBody Co. Ltd.	424	10,768
Industrial Bank of Korea	35,485	314,482
Innocean Worldwide, Inc.	2,703	136,284
Innox Advanced Materials Co. Ltd.(1)	326	24,947
Insun ENT Co. Ltd.(1)	9,908	103,126
Interflex Co. Ltd.(1)	344	4,187
Interpark Corp.	10,327	84,915
INTOPS Co. Ltd.	2,082	47,314
iNtRON Biotechnology, Inc.(1)	1,941	36,261
IS Dongseo Co. Ltd.	1,249	54,412
ITM Semiconductor Co. Ltd.	368	14,538
JB Financial Group Co. Ltd.	37,264	265,875
Jeju Air Co. Ltd.(1)	237	4,660
JETEMA Co. Ltd.(1)	1,030	31,225
Jusung Engineering Co. Ltd.(1)	5,248	54,138
JW Holdings Corp.	1	4
JW Pharmaceutical Corp.	383	8,958
JYP Entertainment Corp.	2,481	90,969
Kakao Corp.	12,355	1,648,538
KakaoBank Corp.(1)	4,517	326,859
Kangwon Land, Inc.(1)	2,770	66,085
KB Financial Group, Inc., ADR	60,355	2,746,756
KC Co. Ltd.	3,521	73,444
KC Tech Co. Ltd.	5,090	116,361
KCC Corp.	638	197,526
KEPCO Engineering & Construction Co., Inc.	1,249	49,973
KEPCO Plant Service & Engineering Co. Ltd.	4,371	141,591

Avantis Emerging Markets Equity ETF
	Shares	Value
KG Dongbu Steel Co. Ltd.	1,377	$18,242
Kginicis Co. Ltd.	2,739	44,552
KH Feelux Co. Ltd.(1)	4,282	12,108
KH Vatec Co. Ltd.(1)	337	8,126
Kia Corp.	44,316	3,241,854
KISCO Corp.	11,949	102,786
KISWIRE Ltd.	1,961	45,726
KIWOOM Securities Co. Ltd.	4,023	408,043
KMW Co. Ltd.(1)(2)	4,954	181,594
Koentec Co. Ltd.	3,932	30,238
Koh Young Technology, Inc.	4,065	78,929
Kolmar BNH Co. Ltd.	1,408	48,551
Kolmar Korea Co. Ltd.	1,209	50,205
Kolmar Korea Holdings Co. Ltd.	1,580	33,291
Kolon Corp.	1,460	40,999
Kolon Industries, Inc.	7,471	558,985
KoMiCo Ltd.	460	32,680
KONA I Co. Ltd.(1)	4,582	134,706
Korea Aerospace Industries Ltd.	21,326	602,551
Korea District Heating Corp.	758	26,373
Korea Electric Power Corp., ADR	30,245	312,431
Korea Electric Terminal Co. Ltd.	1,840	130,994
Korea Gas Corp.(1)	4,476	139,476
Korea Investment Holdings Co. Ltd.	11,540	945,017
Korea Line Corp.(1)	75,823	192,051
Korea Petrochemical Ind Co. Ltd.	1,158	230,448
Korea Real Estate Investment & Trust Co. Ltd.	19,437	39,338
Korea Shipbuilding & Offshore Engineering Co. Ltd.(1)	2,153	219,352
Korea United Pharm, Inc.	1,469	66,390
Korea Zinc Co. Ltd.	884	404,880
Korean Air Lines Co. Ltd.(1)	30,695	826,904
Korean Reinsurance Co.	9,155	74,371
KT Skylife Co. Ltd.	12,012	106,978
KTB Investment & Securities Co. Ltd.	28,641	181,220
Kumho Petrochemical Co. Ltd.(2)	5,333	891,636
Kumho Tire Co., Inc.(1)	23,830	121,287
KUMHOE & C Co. Ltd.	253	2,853
Kwang Dong Pharmaceutical Co. Ltd.	1,298	9,275
Kyung Dong Navien Co. Ltd.	926	53,557
L&C Bio Co. Ltd.	717	22,031
LB Semicon, Inc.	2,163	24,337
LEENO Industrial, Inc.	563	86,332
LegoChem Biosciences, Inc.(1)	1,052	48,892
LF Corp.	7,819	123,839
LG Chem Ltd.	4,267	2,780,403
LG Corp.	7,392	606,307
LG Display Co. Ltd., ADR(1)(2)	106,297	936,477
LG Electronics, Inc.	21,246	2,594,809
LG HelloVision Co. Ltd.	6,071	40,734
LG Household & Health Care Ltd.	500	629,903
LG Innotek Co. Ltd.	3,127	578,004

Avantis Emerging Markets Equity ETF
	Shares	Value
LG Uplus Corp.	55,314	$669,252
LIG Nex1 Co. Ltd.	4,268	191,228
Lock&Lock Co. Ltd.(1)	3,706	38,444
Lotte Chemical Corp.	1,833	394,229
Lotte Chilsung Beverage Co. Ltd.	1,374	171,713
Lotte Confectionery Co. Ltd.	486	58,006
Lotte Corp.	1,759	53,775
Lotte Data Communication Co.	842	27,218
LOTTE Fine Chemical Co. Ltd.	3,829	230,903
Lotte Food Co. Ltd.	61	22,077
LOTTE Himart Co. Ltd.	1,460	39,378
Lotte Shopping Co. Ltd.	1,491	137,963
LS Corp.	5,518	316,155
LS Electric Co. Ltd.	2,027	119,577
Lutronic Corp.(1)	9,910	158,076
LVMC Holdings(1)	7,813	23,572
LX Hausys Ltd.	3,317	251,575
LX Holdings Corp.(1)	1,896	16,097
LX INTERNATIONAL Corp.	12,326	294,308
LX Semicon Co. Ltd.	1,480	146,955
Maeil Dairies Co. Ltd.	965	60,645
Mando Corp.(1)	9,907	516,948
Mcnex Co. Ltd.	2,052	76,027
Medytox, Inc.	66	10,371
Meerecompany, Inc.(1)	66	1,675
MegaStudyEdu Co. Ltd.	3,391	222,537
Meritz Financial Group, Inc.	15,021	371,685
Meritz Fire & Marine Insurance Co. Ltd.	18,124	414,241
Meritz Securities Co. Ltd.	104,667	482,805
Mirae Asset Life Insurance Co. Ltd.	22,028	82,043
Mirae Asset Securities Co. Ltd.	72,832	552,260
Miwon Commercial Co. Ltd.	112	19,693
Muhak Co. Ltd.	242	1,564
Namhae Chemical Corp.	4,357	41,080
Namsun Aluminum Co. Ltd.(1)	7,959	25,498
Naturecell Co. Ltd.(1)	2,504	49,056
NAVER Corp.	6,126	2,319,530
NCSoft Corp.	813	462,359
Neowiz(1)	2,115	52,811
NEPES Corp.(1)	1,608	49,309
Neptune Co.(1)	1,000	17,968
Netmarble Corp.	1,301	144,435
Nexen Tire Corp.	10,720	77,389
NEXTIN, Inc.(1)	481	22,191
NH Investment & Securities Co. Ltd.	44,817	510,648
NHN Corp.(1)	514	31,240
NHN KCP Corp.(1)	2,343	97,652
NICE Holdings Co. Ltd.	7,077	110,066
NICE Information Service Co. Ltd.	4,206	76,828
NongShim Co. Ltd.	446	114,769
NS Shopping Co. Ltd.	927	13,760

Avantis Emerging Markets Equity ETF
	Shares	Value
OCI Co. Ltd.(1)	1,237	$135,114
OliX Pharmaceuticals, Inc.(1)	461	18,610
OptoElectronics Solutions Co. Ltd.	901	30,061
Orion Corp./Republic of Korea	1,704	185,650
Orion Holdings Corp.	4,046	55,584
Oscotec, Inc.(1)	813	26,677
Osstem Implant Co. Ltd.	3,438	474,272
Ottogi Corp.	132	58,843
Pan Ocean Co. Ltd.	49,504	353,485
Paradise Co. Ltd.(1)	5,321	77,843
Park Systems Corp.	330	34,520
Partron Co. Ltd.	5,351	45,927
Pearl Abyss Corp.(1)	2,335	189,789
Pharmicell Co. Ltd.(1)	978	13,751
PI Advanced Materials Co. Ltd.	2,088	105,624
Poongsan Corp.	2,881	87,820
POSCO, ADR	41,190	2,940,966
POSCO Chemical Co. Ltd.	1,219	162,867
Posco ICT Co. Ltd.	1,823	11,496
Posco International Corp.	14,979	292,889
PSK, Inc.	681	22,952
Pulmuone Co. Ltd.	3,081	46,414
Rsupport Co. Ltd.	2,340	17,575
S-1 Corp.	1,478	104,633
S-Oil Corp.	11,351	926,874
Samjin Pharmaceutical Co. Ltd.	1,819	42,143
Samsung Biologics Co. Ltd.(1)	478	397,321
Samsung C&T Corp.	6,187	707,752
Samsung Card Co. Ltd.	2,438	71,623
Samsung Electro-Mechanics Co. Ltd.	9,784	1,552,603
Samsung Electronics Co. Ltd., GDR	13,376	21,839,433
Samsung Engineering Co. Ltd.(1)	39,868	766,013
Samsung Fire & Marine Insurance Co. Ltd.	7,920	1,541,634
Samsung Heavy Industries Co. Ltd.(1)	25,908	140,456
Samsung Life Insurance Co. Ltd.	6,768	433,943
Samsung Pharmaceutical Co. Ltd.(1)	3,889	24,356
Samsung SDI Co. Ltd.	2,714	1,849,826
Samsung SDS Co. Ltd.	1,552	230,371
Samsung Securities Co. Ltd.	19,109	812,527
Samwha Capacitor Co. Ltd.	1,445	78,014
Samyang Corp.	1,245	69,092
Samyang Foods Co. Ltd.	1,173	84,179
Samyang Holdings Corp.	1,512	137,484
Sangsangin Co. Ltd.(1)	9,172	64,611
SBS Media Holdings Co. Ltd.(1)	12,347	23,284
Seah Besteel Corp.	5,807	146,050
SeAH Steel Corp.	598	56,821
SeAH Steel Holdings Corp.	810	89,673
Sebang Global Battery Co. Ltd.	1,069	77,003
Seegene, Inc.	2,156	122,109
Sejong Telecom, Inc.(1)	5,123	2,690

Avantis Emerging Markets Equity ETF
	Shares	Value
Seobu T&D	4,035	$30,788
Seoul Semiconductor Co. Ltd.	5,718	81,093
SFA Engineering Corp.	1,795	59,869
SFA Semicon Co. Ltd.(1)	13,190	78,416
SGC Energy Co. Ltd.	484	19,550
Shin Poong Pharmaceutical Co. Ltd.	907	55,101
Shinhan Financial Group Co. Ltd., ADR(2)	42,435	1,410,964
Shinsegae International, Inc.	274	46,644
Shinsegae, Inc.	1,677	387,928
Shinsung E&G Co. Ltd.(1)	13,081	25,966
Shinyoung Securities Co. Ltd.	714	38,732
SillaJen, Inc.(1)	626	6,533
SIMMTECH Co. Ltd.	7,459	196,592
SK Biopharmaceuticals Co. Ltd.(1)	491	53,030
SK Chemicals Co. Ltd.	1,152	267,511
SK D&D Co. Ltd.	2,714	90,013
SK Discovery Co. Ltd.	5,267	217,192
SK Gas Ltd.	666	68,482
SK Hynix, Inc.	49,441	4,526,839
SK Innovation Co. Ltd.(1)	7,328	1,570,920
SK Materials Co. Ltd.	523	181,999
SK Networks Co. Ltd.	46,968	224,939
SK Securities Co. Ltd.	41,898	33,189
SK Telecom Co. Ltd., ADR(2)	49,014	1,411,113
SK, Inc.	2,490	564,139
SKC Co. Ltd.	2,149	294,144
SL Corp.	1,857	43,936
SM Entertainment Co. Ltd.(1)	1,841	109,277
SNT Dynamics Co. Ltd.	3,850	34,831
SNT Motiv Co. Ltd.	2,927	137,315
SOLUM Co. Ltd.(1)	1,869	45,911
Songwon Industrial Co. Ltd.	5,948	92,545
Soulbrain Co. Ltd.	764	186,151
Soulbrain Holdings Co., Ltd.(1)	1,229	36,176
SPC Samlip Co. Ltd.	844	59,276
Ssangyong Motor Co.(1)(2)	2,905	6,940
Studio Dragon Corp.(1)	1,076	80,568
Suheung Co. Ltd.	124	5,628
Sung Kwang Bend Co. Ltd.	420	3,263
Sungwoo Hitech Co. Ltd.	2,998	16,038
Taekwang Industrial Co. Ltd.	37	35,243
Taewoong Co. Ltd.(1)	329	3,547
Taeyoung Engineering & Construction Co. Ltd.	8,091	84,976
Taihan Electric Wire Co. Ltd.(1)	26,822	57,647
Taihan Fiberoptics Co. Ltd.(1)	470	1,230
TES Co. Ltd.	1,577	37,478
Tesna, Inc.	3,742	165,634
TK Corp.	3,134	33,696
Tokai Carbon Korea Co. Ltd.	154	22,487
Tongyang Life Insurance Co. Ltd.	20,800	96,894
Tongyang, Inc.	2,830	4,252

Avantis Emerging Markets Equity ETF
	Shares	Value
Toptec Co. Ltd.	790	$7,205
TY Holdings Co. Ltd.(1)	1,589	42,047
Unid Co. Ltd.	2,924	334,861
UniTest, Inc.(1)	1,762	37,537
Value Added Technology Co. Ltd.	3,454	125,613
Vaxcell-Bio Therapeutics Co. Ltd.(1)	333	22,586
Vidente Co. Ltd.(1)	2,779	23,256
Vieworks Co. Ltd.	968	36,821
Webzen, Inc.(1)	3,108	72,605
Wemade Co. Ltd.	563	45,835
Whanin Pharmaceutical Co. Ltd.	148	2,485
Winix, Inc.	3,028	54,054
WiSoL Co. Ltd.	6,266	66,013
Wonik Holdings Co. Ltd.(1)	5,541	27,031
WONIK IPS Co. Ltd.	7,578	294,961
Wonik Materials Co. Ltd.	745	22,872
Wonik QnC Corp.(1)	1,273	31,111
Woongjin Thinkbig Co. Ltd.	11,642	37,365
Woori Financial Group, Inc.	75,861	733,946
Woori Investment Bank Co. Ltd.	89,977	72,591
Woori Technology Investment Co. Ltd.(1)	4,325	29,599
Y G-1 Co. Ltd.	226	1,804
YG Entertainment, Inc.(1)	1,052	54,830
Youlchon Chemical Co. Ltd.	1,157	20,463
Young Poong Corp.	44	27,070
Youngone Corp.	8,401	301,101
Youngone Holdings Co. Ltd.	2,100	83,260
Yuanta Securities Korea Co. Ltd.	39,133	147,811
Yuhan Corp.	1,076	57,903
Yungjin Pharmaceutical Co. Ltd.(1)	6,008	27,936
Zinus, Inc.	945	67,921
		126,122,884
Taiwan — 17.2%
Aaeon Technology, Inc.	1,000	2,215
Abico Avy Co. Ltd.	38,060	34,572
Ability Enterprise Co. Ltd.(1)	36,000	19,736
AcBel Polytech, Inc.	95,000	91,812
Accton Technology Corp.	65,000	658,538
Acer, Inc.	533,000	483,731
ACES Electronic Co. Ltd.	37,000	69,290
Acter Group Corp. Ltd.	9,207	62,552
ADATA Technology Co. Ltd.	80,000	251,641
Advanced Ceramic X Corp.	5,000	79,438
Advanced International Multitech Co. Ltd.	28,000	78,037
Advanced Power Electronics Corp.	17,000	68,012
Advantech Co. Ltd.	65,199	907,798
AGV Products Corp.(1)	183,000	71,040
Airtac International Group	4,000	121,757
Alchip Technologies Ltd.	11,000	276,493
Allied Circuit Co. Ltd.	6,000	24,169
Alltek Technology Corp.	52,000	58,901

Avantis Emerging Markets Equity ETF
	Shares	Value
Alltop Technology Co. Ltd.	12,252	$82,818
Alpha Networks, Inc.	35,772	33,438
Altek Corp.	31,000	38,973
Ampire Co. Ltd.	33,000	27,737
AMPOC Far-East Co. Ltd.	22,000	31,154
AmTRAN Technology Co. Ltd.(1)	13,000	7,929
Anpec Electronics Corp.	22,000	124,324
APAQ Technology Co. Ltd.	12,000	23,176
Apex International Co. Ltd.	27,000	60,336
Arcadyan Technology Corp.	43,061	143,416
Ardentec Corp.	149,000	384,346
Argosy Research, Inc.	7,545	27,228
ASE Technology Holding Co. Ltd., ADR	243,244	2,254,872
Asia Cement Corp.	394,000	637,768
Asia Optical Co., Inc.(1)	2,000	6,024
Asia Pacific Telecom Co. Ltd.(1)	7,209	2,164
Asia Polymer Corp.	107,850	145,935
Asia Vital Components Co. Ltd.	87,000	217,410
ASIX Electronics Corp.	11,000	53,044
ASMedia Technology, Inc.	1,000	74,591
ASPEED Technology, Inc.	4,000	337,451
ASROCK, Inc.	8,000	40,617
Asustek Computer, Inc.	93,000	1,085,662
Aten International Co. Ltd.	9,000	26,672
AU Optronics Corp.	1,685,200	1,062,507
Audix Corp.	19,000	37,330
AURAS Technology Co. Ltd.	11,000	68,207
Aurora Corp.	1,000	3,193
AVer Information, Inc.	14,000	29,405
Azurewave Technologies, Inc.(1)	23,000	17,417
Bank of Kaohsiung Co. Ltd.	31,350	13,059
Baolong International Co. Ltd.	34,000	26,933
Basso Industry Corp.	26,000	44,079
BenQ Materials Corp.	60,000	84,849
BES Engineering Corp.	276,000	89,168
Bin Chuan Enterprise Co. Ltd.	23,000	21,240
Bioteque Corp.	6,000	22,471
Bizlink Holding, Inc.	14,000	114,578
Brave C&H Supply Co. Ltd.	4,000	12,489
Brighton-Best International Taiwan, Inc.	68,000	98,794
Browave Corp.	15,000	23,845
C Sun Manufacturing Ltd.	39,783	71,836
Capital Futures Corp.	19,000	26,624
Capital Securities Corp.	412,000	234,945
Career Technology MFG. Co. Ltd.(1)	115,100	110,785
Caswell, Inc.	3,000	11,085
Catcher Technology Co. Ltd.	104,000	625,511
Cathay Financial Holding Co. Ltd.	778,000	1,670,816
Cayman Engley Industrial Co. Ltd.(1)	7,000	17,546
Center Laboratories, Inc.	47,047	120,419
Central Reinsurance Co. Ltd.	73,000	73,839

Avantis Emerging Markets Equity ETF
	Shares	Value
Century Iron & Steel Industrial Co. Ltd.	13,000	$52,288
Chailease Holding Co. Ltd.	5,460	52,379
Champion Building Materials Co. Ltd.(1)	91,000	36,977
Chang Hwa Commercial Bank Ltd.	142,935	85,041
Chang Wah Electromaterials, Inc.	20,000	25,261
Chang Wah Technology Co. Ltd.	7,000	28,698
Channel Well Technology Co. Ltd.	20,000	31,272
Charoen Pokphand Enterprise	18,000	51,818
Chen Full International Co. Ltd.	16,000	22,307
Chenbro Micom Co. Ltd.	10,000	25,401
Cheng Loong Corp.	185,000	240,007
Cheng Mei Materials Technology Corp.(1)	264,000	108,255
Cheng Shin Rubber Industry Co. Ltd.	376,000	504,813
Cheng Uei Precision Industry Co. Ltd.	91,000	125,556
Chia Chang Co. Ltd.	6,000	10,594
Chia Hsin Cement Corp.	126,000	101,391
Chicony Electronics Co. Ltd.	93,000	263,007
Chicony Power Technology Co. Ltd.	29,000	71,749
Chief Telecom, Inc.(1)	2,000	20,656
Chieftek Precision Co. Ltd.	1,000	3,597
Chilisin Electronics Corp.	59,000	194,675
Chin-Poon Industrial Co. Ltd.	68,000	79,411
China Airlines Ltd.(1)	378,000	234,040
China Bills Finance Corp.	117,000	68,365
China Chemical & Pharmaceutical Co. Ltd.	41,000	34,372
China Development Financial Holding Corp.	2,836,000	1,449,375
China General Plastics Corp.	125,450	178,046
China Life Insurance Co. Ltd.	404,980	421,438
China Man-Made Fiber Corp.(1)	258,000	96,201
China Metal Products	47,000	55,787
China Motor Corp.	58,800	144,361
China Petrochemical Development Corp.(1)	780,000	362,015
China Steel Corp.	1,463,000	2,009,669
China Steel Structure Co. Ltd.	18,000	47,106
Chinese Maritime Transport Ltd.	27,000	74,580
Chipbond Technology Corp.	170,000	470,856
ChipMOS Technologies, Inc.	206,000	435,387
Chlitina Holding Ltd.	10,000	71,770
Chong Hong Construction Co. Ltd.(1)	3,000	8,620
Chroma ATE, Inc.	2,000	12,938
Chun Yuan Steel Industry Co. Ltd.	112,000	114,506
Chung Hung Steel Corp.	192,000	323,308
Chung Hwa Pulp Corp.(1)	96,000	84,809
Chung-Hsin Electric & Machinery Manufacturing Corp.	105,000	185,192
Chunghwa Telecom Co. Ltd., ADR(2)	25,879	1,057,157
Cleanaway Co. Ltd.	57,000	349,658
Clevo Co.	57,000	60,295
CMC Magnetics Corp.(1)	279,685	100,666
Co-Tech Development Corp.	8,000	20,907
Compal Electronics, Inc.	799,000	659,360
Compeq Manufacturing Co. Ltd.	218,000	320,936

Avantis Emerging Markets Equity ETF
	Shares	Value
Concord International Securities Co. Ltd.	75,260	$42,691
Concraft Holding Co. Ltd.	16,899	39,792
Continental Holdings Corp.	65,000	55,344
Contrel Technology Co. Ltd.	52,000	41,997
Coremax Corp.	10,000	43,789
Coretronic Corp.	107,000	215,691
Creative Sensor, Inc.	35,000	37,912
CTBC Financial Holding Co. Ltd.	1,715,000	1,421,452
CTCI Corp.	112,000	145,640
CviLux Corp.	19,000	28,660
CX Technology Co. Ltd.	16,000	24,625
CyberTAN Technology, Inc.	61,000	40,203
D-Link Corp.	5,000	3,096
DA CIN Construction Co. Ltd.	34,000	37,159
Da-Li Development Co. Ltd.(1)	2,242	2,526
Dafeng TV Ltd.	4,000	6,229
Darfon Electronics Corp.	50,000	79,795
Darwin Precisions Corp.(1)	5,000	2,140
Daxin Materials Corp.	10,000	32,332
Delta Electronics, Inc.	85,000	827,981
Depo Auto Parts Ind Co. Ltd.	27,000	55,840
Dimerco Express Corp.	29,160	115,099
Double Bond Chemical Industry Co. Ltd.	1,000	2,197
Dr Wu Skincare Co. Ltd.	8,000	20,950
Dynamic Electronics Co. Ltd.	112,147	93,099
Dynapack International Technology Corp.	18,000	60,370
E Ink Holdings, Inc.	17,000	47,760
E-LIFE MALL Corp.	4,000	12,325
E.Sun Financial Holding Co. Ltd.	388,478	372,393
Eastern Media International Corp.	93,000	113,637
Eclat Textile Co. Ltd.	9,000	180,713
ECOVE Environment Corp.	1,000	8,241
Edom Technology Co. Ltd.	62,000	83,880
eGalax_eMPIA Technology, Inc.	12,360	37,843
Egis Technology, Inc.	20,000	86,066
Elan Microelectronics Corp.	111,000	628,843
Elite Advanced Laser Corp.	45,000	89,713
Elite Material Co. Ltd.	56,000	471,599
Elite Semiconductor Microelectronics Technology, Inc.	39,000	196,332
Elitegroup Computer Systems Co. Ltd.(1)	44,000	39,280
eMemory Technology, Inc.	1,000	58,478
ENNOSTAR, Inc.(1)	32,375	90,094
Eson Precision Ind Co. Ltd.	15,000	31,354
Eternal Materials Co. Ltd.	176,000	233,200
Eurocharm Holdings Co. Ltd.	6,000	31,912
Eva Airways Corp.	138,000	95,184
Ever Supreme Bio Technology Co. Ltd.(1)	2,000	21,296
Everest Textile Co. Ltd.(1)	2,322	906
Evergreen International Storage & Transport Corp.	143,000	172,472
Evergreen Marine Corp. Taiwan Ltd.	531,190	2,593,024
Everlight Chemical Industrial Corp.	54,000	36,929

Avantis Emerging Markets Equity ETF
	Shares	Value
Everlight Electronics Co. Ltd.	110,000	$219,332
Excelliance Mos Corp.	6,000	43,840
Excelsior Medical Co. Ltd.	16,000	32,247
Far Eastern Department Stores Ltd.	167,000	130,298
Far Eastern International Bank	409,932	162,615
Far Eastern New Century Corp.	597,000	646,345
Far EasTone Telecommunications Co. Ltd.	175,000	389,336
Faraday Technology Corp.	51,000	181,510
Farglory F T Z Investment Holding Co. Ltd.	17,000	24,044
Farglory Land Development Co. Ltd.	29,000	66,638
Federal Corp.(1)	89,000	90,135
Feng Hsin Steel Co. Ltd.	101,000	287,990
Feng TAY Enterprise Co. Ltd.	39,800	309,780
Firich Enterprises Co. Ltd.(1)	57,223	64,533
First Financial Holding Co. Ltd.	852,664	704,213
First Hi-Tec Enterprise Co. Ltd.	13,793	34,478
First Steamship Co. Ltd.	151,210	88,456
FIT Holding Co. Ltd.	75,000	86,339
Fitipower Integrated Technology, Inc.	23,361	192,201
Fittech Co. Ltd.(1)	4,223	28,824
FLEXium Interconnect, Inc.(1)	50,000	208,676
Flytech Technology Co. Ltd.	17,000	39,307
FocalTech Systems Co. Ltd.	53,804	369,930
Forcecon Tech Co. Ltd.	19,000	54,859
Forest Water Environment Engineering Co. Ltd.	1,000	1,351
Formosa Advanced Technologies Co. Ltd.	41,000	56,765
Formosa Chemicals & Fibre Corp.	157,000	475,580
Formosa International Hotels Corp.(1)	5,000	26,597
Formosa Laboratories, Inc.(1)	24,000	58,588
Formosa Oilseed Processing Co. Ltd.	52,000	79,525
Formosa Petrochemical Corp.	33,000	116,330
Formosa Plastics Corp.	111,000	409,852
Formosa Sumco Technology Corp.	7,000	46,767
Formosa Taffeta Co. Ltd.	90,000	101,288
Formosan Rubber Group, Inc.	87,000	69,324
Formosan Union Chemical	113,650	79,545
Fortune Electric Co. Ltd.	26,000	35,899
Foxconn Technology Co. Ltd.	213,000	507,981
Foxsemicon Integrated Technology, Inc.	17,000	132,094
Franbo Lines Corp.(1)	34,471	41,888
Froch Enterprise Co. Ltd.	45,000	61,467
FSP Technology, Inc.	20,000	28,526
Fubon Financial Holding Co. Ltd.	787,000	2,410,610
Fulgent Sun International Holding Co. Ltd.	12,000	37,852
Fulltech Fiber Glass Corp.(1)	59,000	38,893
Fusheng Precision Co. Ltd.	15,000	98,089
G Shank Enterprise Co. Ltd.	32,000	67,988
Gamania Digital Entertainment Co. Ltd.	25,000	53,267
GCS Holdings, Inc.(1)	1,000	1,804
GEM Services, Inc.	9,000	36,497
Gemtek Technology Corp.	35,000	33,351

Avantis Emerging Markets Equity ETF
	Shares	Value
General Interface Solution Holding Ltd.	49,000	$189,205
Generalplus Technology, Inc.	18,000	48,416
GeneReach Biotechnology Corp.(1)	7,000	28,278
Genesys Logic, Inc.	12,000	56,276
Genius Electronic Optical Co. Ltd.	17,079	297,250
Getac Technology Corp.	76,000	143,230
Giant Manufacturing Co. Ltd.	52,000	628,473
Giantplus Technology Co. Ltd.	6,000	2,554
Gigabyte Technology Co. Ltd.	97,000	305,960
Ginko International Co. Ltd.	18,150	137,070
Global Brands Manufacture Ltd.	84,000	101,081
Global Lighting Technologies, Inc.	26,000	78,820
Global Mixed Mode Technology, Inc.	15,000	141,186
Global PMX Co. Ltd.	1,000	5,503
Global Unichip Corp.	17,000	264,181
Globalwafers Co. Ltd.	11,000	343,751
Globe Union Industrial Corp.	5,000	2,871
Gloria Material Technology Corp.	114,000	111,526
GMI Technology, Inc.(1)	59,400	49,715
Gold Circuit Electronics Ltd.	104,000	274,807
Golden Friends Corp.	1,000	2,279
Goldsun Building Materials Co. Ltd.	255,674	206,950
Gourmet Master Co. Ltd.	20,000	105,637
Grand Ocean Retail Group Ltd.	3,000	2,150
Grand Pacific Petrochemical	289,000	316,494
Grape King Bio Ltd.	19,000	111,686
Great China Metal Industry	9,000	8,892
Great Tree Pharmacy Co. Ltd.	6,485	64,724
Great Wall Enterprise Co. Ltd.	110,210	215,262
Greatek Electronics, Inc.	62,000	200,186
Gudeng Precision Industrial Co. Ltd.	3,346	29,538
Hai Kwang Enterprise Corp.	39,000	58,151
Hannstar Board Corp.	91,927	138,624
HannStar Display Corp.	519,000	300,023
HannsTouch Solution, Inc.	178,000	72,334
Harmony Electronics Corp.	17,000	31,474
Harvatek Corp.	35,000	35,122
Heran Co. Ltd.	7,000	30,000
Highwealth Construction Corp.	6,600	11,479
Hiroca Holdings Ltd.	19,000	36,963
Hitron Technology, Inc.	42,000	28,994
Hiwin Technologies Corp.	39,183	458,947
Ho Tung Chemical Corp.	364,000	138,325
Hocheng Corp.	62,000	25,677
Hold-Key Electric Wire & Cable Co. Ltd.(1)	56,000	28,136
Holiday Entertainment Co. Ltd.	13,000	28,840
Holtek Semiconductor, Inc.	52,000	240,022
Holy Stone Enterprise Co. Ltd.	42,000	182,821
Hon Hai Precision Industry Co. Ltd.	1,036,000	4,137,068
Hong Pu Real Estate Development Co. Ltd.	11,000	8,503
Hong TAI Electric Industrial	36,000	30,594

Avantis Emerging Markets Equity ETF
	Shares	Value
Horizon Securities Co. Ltd.	152,000	$109,206
Hotai Finance Co. Ltd.	6,000	18,513
Hotai Motor Co. Ltd.	22,000	461,484
Hsin Kuang Steel Co. Ltd.	2,000	5,061
Hsin Yung Chien Co. Ltd.	9,900	51,355
Hsing TA Cement Co.	62,000	48,053
HTC Corp.(1)	48,000	61,458
Hu Lane Associate, Inc.	15,225	64,430
Hua Nan Financial Holdings Co. Ltd.	141,508	106,632
Huaku Development Co. Ltd.	51,000	161,985
Huang Hsiang Construction Corp.	31,000	43,323
Hung Ching Development & Construction Co. Ltd.	31,000	32,600
Hung Sheng Construction Ltd.	59,880	44,835
Huxen Corp.	3,000	5,468
Hycon Technology Corp.	7,000	37,987
I-Sheng Electric Wire & Cable Co. Ltd.	10,000	15,168
Ibase Technology, Inc.	1,000	1,407
IBF Financial Holdings Co. Ltd.	406,576	235,156
Ichia Technologies, Inc.	57,000	35,577
IEI Integration Corp.	20,000	33,487
Info-Tek Corp.	19,000	29,670
Innodisk Corp.	13,160	109,863
Innolux Corp.	1,659,000	1,027,599
Inpaq Technology Co. Ltd.(1)	30,000	61,817
Integrated Service Technology, Inc.	12,000	22,450
Interactive Digital Technologies, Inc.	8,000	20,745
International CSRC Investment Holdings Co.	146,000	123,030
International Games System Co. Ltd.	9,000	215,156
Inventec Corp.	130,000	113,726
ITE Technology, Inc.	34,000	137,989
ITEQ Corp.	45,000	213,988
Jentech Precision Industrial Co. Ltd.	3,000	32,793
Jess-Link Products Co. Ltd.	18,000	22,749
Jih Lin Technology Co. Ltd.	11,000	46,930
Kaimei Electronic Corp.(1)	21,000	75,960
KEE TAI Properties Co. Ltd.	28,000	12,807
Kenda Rubber Industrial Co. Ltd.	124,800	149,767
Kindom Development Co. Ltd.	101,200	154,926
King Slide Works Co. Ltd.	3,000	40,395
King Yuan Electronics Co. Ltd.	278,000	455,652
King's Town Bank Co. Ltd.	150,000	237,331
Kinik Co.	26,000	66,359
Kinpo Electronics	279,000	126,999
Kinsus Interconnect Technology Corp.	87,000	627,812
KMC Kuei Meng International, Inc.	10,000	76,032
KNH Enterprise Co. Ltd.	23,000	19,112
KS Terminals, Inc.	16,000	55,363
Kung Long Batteries Industrial Co. Ltd.	48,000	239,764
Kung Sing Engineering Corp.(1)	64,000	23,265
Kuo Toong International Co. Ltd.	67,000	60,881
Kuo Yang Construction Co. Ltd.	49,727	50,835

Avantis Emerging Markets Equity ETF
	Shares	Value
L&K Engineering Co. Ltd.	20,000	$21,660
Lanner Electronics, Inc.	18,000	32,920
Largan Precision Co. Ltd.	9,000	867,740
Leadtek Research, Inc.(1)	25,000	56,509
Lealea Enterprise Co. Ltd.(1)	101,000	40,823
Lelon Electronics Corp.	12,138	31,328
Lemtech Holdings Co. Ltd.	6,000	37,040
Li Cheng Enterprise Co. Ltd.(1)	1,071	762
Li Peng Enterprise Co. Ltd.(1)	391,000	152,092
Lian HWA Food Corp.	17,710	45,426
Lien Hwa Industrial Holdings Corp.	6,960	13,194
Lingsen Precision Industries Ltd.(1)	131,000	143,603
Lion Travel Service Co. Ltd.(1)	1,000	3,108
Lite-On Technology Corp.	340,000	749,704
Liton Technology Corp.	18,000	30,279
Long Bon International Co. Ltd.(1)	4,800	3,184
Longchen Paper & Packaging Co. Ltd.	140,587	142,394
Longwell Co.	17,000	34,415
Lotes Co. Ltd.	13,000	252,709
Lotus Pharmaceutical Co. Ltd.	1,000	3,875
Lucky Cement Corp.	60,000	26,313
Lumax International Corp. Ltd.	10,000	25,346
Lung Yen Life Service Corp.	18,000	30,479
Macauto Industrial Co. Ltd.	11,000	34,425
Machvision, Inc.	13,039	120,931
Macronix International Co. Ltd.	419,000	606,237
Makalot Industrial Co. Ltd.	14,825	127,293
Marketech International Corp.	16,000	66,766
Materials Analysis Technology, Inc.	14,000	77,026
Mechema Chemicals International Corp.	2,000	9,212
MediaTek, Inc.	39,000	1,264,662
Mega Financial Holding Co. Ltd.	551,000	651,690
Mercuries & Associates Holding Ltd.	55,000	45,098
Mercuries Life Insurance Co. Ltd.(1)	219,578	73,484
Merida Industry Co. Ltd.	36,000	413,954
Merry Electronics Co. Ltd.	6,000	20,818
Micro-Star International Co. Ltd.	103,000	483,258
Microbio Co. Ltd.(1)	6,000	11,838
Mirle Automation Corp.	41,000	60,021
Mitac Holdings Corp.	193,560	194,687
momo.com, Inc.	6,500	403,259
MOSA Industrial Corp.	48,000	79,756
Motech Industries, Inc.	93,000	101,771
MPI Corp.	18,000	95,643
Nak Sealing Technologies Corp.	15,000	47,753
Namchow Holdings Co. Ltd.	33,000	57,991
Nan Kang Rubber Tire Co. Ltd.	32,000	44,007
Nan Liu Enterprise Co. Ltd.	6,000	27,873
Nan Pao Resins Chemical Co. Ltd.	11,000	55,468
Nan Ya Plastics Corp.	193,000	623,689
Nan Ya Printed Circuit Board Corp.	33,000	499,385

Avantis Emerging Markets Equity ETF
	Shares	Value
Nantex Industry Co. Ltd.	79,000	$306,057
Nanya Technology Corp.	152,000	362,456
Newmax Technology Co. Ltd.(1)	1,000	1,459
Nichidenbo Corp.	36,000	66,067
Nien Made Enterprise Co. Ltd.	39,000	581,477
Niko Semiconductor Co. Ltd.	13,000	38,181
Nishoku Technology, Inc.	6,000	19,189
Novatek Microelectronics Corp.	80,000	1,291,007
Nuvoton Technology Corp.	2,428	13,542
O-Bank Co. Ltd.	189,430	51,147
O-TA Precision Industry Co. Ltd.	14,000	80,148
Ocean Plastics Co. Ltd.	30,000	35,858
OptoTech Corp.	59,000	73,988
Orient Semiconductor Electronics Ltd.	175,000	178,874
Oriental Union Chemical Corp.(1)	8,000	6,289
P-Duke Technology Co. Ltd.	2,105	5,782
Pacific Hospital Supply Co. Ltd.	11,099	28,895
Paiho Shih Holdings Corp.	1,000	1,401
Pan Jit International, Inc.	235,000	915,894
Pan-International Industrial Corp.	244,000	345,463
Parade Technologies Ltd.	2,000	125,853
PChome Online, Inc.	15,000	58,324
Pegatron Corp.	192,000	448,377
Pegavision Corp.	8,000	172,435
PharmaEngine, Inc.	24,000	53,354
Pharmally International Holding Co. Ltd.(1)	1,282	2,618
Phihong Technology Co. Ltd.(1)	67,000	86,723
Phison Electronics Corp.	17,000	260,542
Pixart Imaging, Inc.	22,000	127,546
Polytronics Technology Corp.	2,094	10,236
Pou Chen Corp.	364,000	432,343
Power Wind Health Industry, Inc.	4,252	21,761
Powertech Technology, Inc.	153,000	620,029
Poya International Co. Ltd.	6,000	109,057
President Chain Store Corp.	68,000	700,166
President Securities Corp.	264,929	224,633
Primax Electronics Ltd.	107,000	200,376
Prince Housing & Development Corp.	215,000	106,251
Promate Electronic Co. Ltd.	35,000	49,020
Prosperity Dielectrics Co. Ltd.	18,000	39,001
Qisda Corp.	251,000	268,539
QST International Corp.	10,000	22,386
Quang Viet Enterprise Co. Ltd.	6,000	24,427
Quanta Computer, Inc.	317,000	896,495
Quanta Storage, Inc.	41,000	54,664
Radiant Opto-Electronics Corp.	71,000	253,264
Radium Life Tech Co. Ltd.	134,000	51,163
Realtek Semiconductor Corp.	90,000	1,793,764
Rechi Precision Co. Ltd.	41,000	29,168
Rexon Industrial Corp. Ltd.	19,000	48,415
Rich Development Co. Ltd.	92,000	30,648

Avantis Emerging Markets Equity ETF
	Shares	Value
Ritek Corp.(1)	64,281	$22,392
Roo Hsing Co. Ltd.(1)	75,000	21,566
Ruentex Development Co. Ltd.	139,000	347,134
Ruentex Engineering & Construction Co.	23,290	100,180
Ruentex Industries Ltd.	56,000	224,155
Sampo Corp.(1)	50,000	55,890
San Fang Chemical Industry Co. Ltd.	13,000	10,132
San Shing Fastech Corp.(1)	17,000	35,620
Sanyang Motor Co. Ltd.	261,000	257,087
Savior Lifetec Corp.(1)	7,000	5,943
SCI Pharmtech, Inc.	9,600	29,509
ScinoPharm Taiwan Ltd.	2,000	1,772
SDI Corp.	27,000	141,598
Sea Sonic Electronics Co. Ltd.	8,000	27,608
Senao International Co. Ltd.	1,000	1,147
Senao Networks, Inc.	7,000	23,336
Sensortek Technology Corp.	4,000	106,248
Sesoda Corp.	76,997	87,076
Shanghai Commercial & Savings Bank Ltd. (The)	358,000	581,030
Sheng Yu Steel Co. Ltd.	40,000	63,949
ShenMao Technology, Inc.	17,000	29,169
Shih Her Technologies, Inc.	11,000	25,209
Shih Wei Navigation Co. Ltd.(1)	48,000	116,987
Shin Foong Specialty & Applied Materials Co. Ltd.	18,000	139,333
Shin Kong Financial Holding Co. Ltd.	1,952,740	669,094
Shin Zu Shing Co. Ltd.	21,536	82,332
Shining Building Business Co. Ltd.(1)	125,000	55,158
Shinkong Insurance Co. Ltd.	14,000	22,107
Shinkong Synthetic Fibers Corp.	227,000	161,346
Shiny Chemical Industrial Co. Ltd.	14,666	67,742
ShunSin Technology Holding Ltd.	12,000	40,806
Shuttle, Inc.(1)	85,000	32,690
Sigurd Microelectronics Corp.	146,063	341,709
Silergy Corp.	1,000	143,018
Silicon Integrated Systems Corp.	170,640	157,627
Simplo Technology Co. Ltd.	35,000	397,974
Sinbon Electronics Co. Ltd.	4,000	31,121
Sincere Navigation Corp.	79,060	115,027
Singatron Enterprise Co. Ltd.	25,000	23,022
Sinher Technology, Inc.	15,000	22,414
Sinmag Equipment Corp.	9,000	34,194
Sino-American Silicon Products, Inc.	93,000	644,178
Sinon Corp.	87,000	71,865
SinoPac Financial Holdings Co. Ltd.	1,975,000	1,014,160
Sinopower Semiconductor, Inc.	6,000	26,995
Sinyi Realty, Inc.	34,000	38,183
Sitronix Technology Corp.	34,000	360,968
Siward Crystal Technology Co. Ltd.	28,000	35,033
Soft-World International Corp.	4,000	13,924
Solar Applied Materials Technology Corp.	248,670	444,406
Sonix Technology Co. Ltd.	43,000	140,014

Avantis Emerging Markets Equity ETF
	Shares	Value
Speed Tech Corp.	1,000	$3,044
St Shine Optical Co. Ltd.	4,000	48,716
Standard Chemical & Pharmaceutical Co. Ltd.	16,000	22,014
Standard Foods Corp.	18,000	33,888
Stark Technology, Inc.	25,000	61,549
Sunjuice Holdings Co. Ltd.	3,000	45,410
Sunny Friend Environmental Technology Co. Ltd.	10,000	74,117
Sunonwealth Electric Machine Industry Co. Ltd.	32,000	44,846
Sunplus Technology Co. Ltd.	25,000	35,289
Sunrex Technology Corp.	12,000	20,550
Supreme Electronics Co. Ltd.	49,755	78,565
Swancor Holding Co. Ltd.	10,000	32,936
Sweeten Real Estate Development Co. Ltd.	4,320	3,853
Symtek Automation Asia Co. Ltd.	9,000	36,120
Syncmold Enterprise Corp.	32,000	80,921
Synnex Technology International Corp.	283,000	548,927
Systex Corp.	17,000	52,439
T3EX Global Holdings Corp.	20,000	129,389
TA Chen Stainless Pipe(1)	239,263	435,274
Ta Ya Electric Wire & Cable(1)	112,000	107,048
TA-I Technology Co. Ltd.	31,750	73,791
TAI Roun Products Co. Ltd.	23,000	13,014
Taichung Commercial Bank Co. Ltd.	418,619	177,303
TaiDoc Technology Corp.	15,000	112,582
Taiflex Scientific Co. Ltd.	22,000	38,025
Taigen Biopharmaceuticals Holdings Ltd.(1)	2,000	1,243
Taimide Tech, Inc.	16,000	25,392
Tainan Spinning Co. Ltd.	189,000	158,564
Taishin Financial Holding Co. Ltd.	1,654,174	1,154,156
Taisun Enterprise Co. Ltd.(1)	4,000	4,193
Taita Chemical Co. Ltd.	70,000	113,870
Taiwan Business Bank	1,089,800	380,800
Taiwan Cement Corp.	664,004	1,159,344
Taiwan Cogeneration Corp.	28,000	38,002
Taiwan Cooperative Financial Holding Co. Ltd.	1,156,200	931,528
Taiwan FamilyMart Co. Ltd.	1,000	9,410
Taiwan Fertilizer Co. Ltd.	137,000	278,791
Taiwan Fire & Marine Insurance Co. Ltd.	41,000	29,576
Taiwan FU Hsing Industrial Co. Ltd.	29,000	43,770
Taiwan Glass Industry Corp.	222,000	286,591
Taiwan High Speed Rail Corp.	386,000	420,458
Taiwan Hon Chuan Enterprise Co. Ltd.	89,000	239,721
Taiwan Hopax Chemicals Manufacturing Co. Ltd.	41,000	88,493
Taiwan Mask Corp.	24,000	76,831
Taiwan Mobile Co. Ltd.	171,000	623,178
Taiwan Navigation Co. Ltd.	76,000	137,633
Taiwan Paiho Ltd.	92,000	278,544
Taiwan PCB Techvest Co. Ltd.	73,000	121,213
Taiwan Sakura Corp.	4,000	10,385
Taiwan Secom Co. Ltd.	44,000	156,411
Taiwan Semiconductor Co. Ltd.	14,000	37,015

Avantis Emerging Markets Equity ETF
	Shares	Value
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	229,974	$27,369,206
Taiwan Shin Kong Security Co. Ltd.	7,070	9,640
Taiwan Styrene Monomer	30,000	24,274
Taiwan Surface Mounting Technology Corp.	23,000	85,590
Taiwan TEA Corp.(1)	17,000	12,333
Taiwan Union Technology Corp.	68,000	269,143
Taiyen Biotech Co. Ltd.(1)	24,000	28,533
Tatung Co. Ltd.(1)	38,000	41,738
Tatung System Technologies, Inc.	21,000	35,765
TCI Co. Ltd.	19,000	184,611
Teco Electric and Machinery Co. Ltd.	332,000	373,500
Test Research, Inc.	48,000	97,780
Test Rite International Co. Ltd.	33,000	29,115
Tex-Ray Industrial Co. Ltd.(1)	40,000	21,914
Thermaltake Technology Co. Ltd.(1)	11,000	21,375
Thinking Electronic Industrial Co. Ltd.	13,000	90,718
Thye Ming Industrial Co. Ltd.	28,000	35,025
Ton Yi Industrial Corp.	148,000	73,676
Tong Hsing Electronic Industries Ltd.	5,472	51,502
Tong Yang Industry Co. Ltd.	106,000	131,734
Top Bright Holding Co. Ltd.	8,000	35,231
Topco Scientific Co. Ltd.	37,000	176,607
Topkey Corp.	6,000	28,252
Topoint Technology Co. Ltd.	51,000	75,519
TPK Holding Co. Ltd.	103,000	146,068
Trade-Van Information Services Co.	2,000	3,604
Transcend Information, Inc.	16,000	39,989
Tripod Technology Corp.	88,000	363,103
TSC Auto ID Technology Co. Ltd.	8,000	62,117
TSRC Corp.	126,000	140,547
Ttet Union Corp.	6,000	34,075
TTFB Co. Ltd.(1)	1,000	8,877
Tung Ho Steel Enterprise Corp.	228,000	364,290
Tung Thih Electronic Co. Ltd.(1)	1,000	7,265
TXC Corp.	17,000	69,738
U-Ming Marine Transport Corp.	80,000	200,139
Ubright Optronics Corp.	16,000	19,609
Ultra Chip, Inc.(1)	20,000	110,985
Uni-President Enterprises Corp.	469,000	1,222,352
Unimicron Technology Corp.	177,000	938,060
Union Bank of Taiwan(1)	119,840	52,937
Unitech Printed Circuit Board Corp.(1)	100,000	72,229
United Integrated Services Co. Ltd.	48,000	343,977
United Microelectronics Corp.	1,559,000	3,532,586
United Renewable Energy Co. Ltd.(1)	211,613	161,716
Universal Cement Corp.	107,000	80,319
Unizyx Holding Corp.(1)	125,000	113,860
UPC Technology Corp.	209,000	184,030
Userjoy Technology Co. Ltd.	7,350	24,059
USI Corp.	262,000	309,964
Utechzone Co. Ltd.	18,000	37,688

Avantis Emerging Markets Equity ETF
	Shares	Value
Vanguard International Semiconductor Corp.	149,000	$792,557
Ventec International Group Co. Ltd.	17,000	92,315
VIA Labs, Inc.	2,000	31,371
Visual Photonics Epitaxy Co. Ltd.	30,000	136,991
Voltronic Power Technology Corp.	9,100	406,182
Wafer Works Corp.	41,000	103,425
Wah Hong Industrial Corp.	19,000	21,010
Wah Lee Industrial Corp.	37,000	118,170
Walsin Lihwa Corp.	499,000	482,554
Walsin Technology Corp.(1)	23,000	149,119
Walton Advanced Engineering, Inc.(1)	88,000	63,649
Wan Hai Lines Ltd.	115,000	1,028,948
WEI Chih Steel Industrial Co. Ltd.(1)	29,000	49,472
Wei Chuan Foods Corp.	82,000	61,588
Weikeng Industrial Co. Ltd.	107,000	91,323
Well Shin Technology Co. Ltd.	16,000	27,664
Win Semiconductors Corp.	45,000	534,044
Winbond Electronics Corp.	654,000	693,154
Winstek Semiconductor Co. Ltd.	22,000	26,891
Wisdom Marine Lines Co. Ltd.	71,378	230,661
Wistron Corp.	545,000	538,273
Wistron Information Technology & Services Corp.	8,000	26,125
Wistron NeWeb Corp.	92,000	239,547
Wiwynn Corp.	5,000	174,553
Wowprime Corp.	18,000	94,425
WPG Holdings Ltd.	271,000	472,724
WT Microelectronics Co. Ltd.	89,000	192,267
WUS Printed Circuit Co. Ltd.	9,000	9,061
XinTec, Inc.	20,000	103,805
Xxentria Technology Materials Corp.	16,000	40,589
Yageo Corp.(1)	10,000	172,165
Yang Ming Marine Transport Corp.(1)	323,000	1,547,177
YC INOX Co. Ltd.(1)	78,486	105,078
Yea Shin International Development Co. Ltd.	35,000	25,177
Yem Chio Co. Ltd.	94,000	59,959
Yeong Guan Energy Technology Group Co. Ltd.	1,000	2,387
YFY, Inc.	336,000	433,052
Yieh Hsing Enterprise Co. Ltd.(1)	41,000	45,696
Yieh Phui Enterprise Co. Ltd.(1)	164,000	192,619
Young Fast Optoelectronics Co. Ltd.(1)	39,000	40,741
Youngtek Electronics Corp.	29,000	91,283
Yuanta Financial Holding Co. Ltd.	1,379,440	1,242,632
Yulon Finance Corp.	25,530	152,978
Yulon Motor Co. Ltd.	140,397	191,189
YungShin Global Holding Corp.	3,000	4,554
Zeng Hsing Industrial Co. Ltd.	15,000	82,132
Zenitron Corp.	50,000	50,625
Zero One Technology Co. Ltd.	16,000	25,289
Zhen Ding Technology Holding Ltd.	141,000	503,939
Zinwell Corp.(1)	38,000	24,475
Zippy Technology Corp.	3,000	4,447

Avantis Emerging Markets Equity ETF
	Shares	Value
ZongTai Real Estate Development Co. Ltd.	2,000	$2,794
		148,544,743
Thailand — 2.1%
AAPICO Hitech PCL, NVDR	54,200	37,635
Advanced Info Service PCL, NVDR	60,600	353,355
AEON Thana Sinsap Thailand PCL, NVDR	16,300	99,995
Airports of Thailand PCL, NVDR	144,400	285,302
Amanah Leasing PCL, NVDR	119,000	21,025
Amata Corp. PCL, NVDR	263,000	153,292
Ananda Development PCL, NVDR(1)	53,000	2,922
AP Thailand PCL, NVDR	792,900	206,493
Asia Aviation PCL, NVDR(1)	56,600	4,880
Asia Plus Group Holdings PCL, NVDR	561,700	60,618
Asia Sermkij Leasing PCL, NVDR	35,700	42,040
Asian Sea Corp. PCL, NVDR	72,150	38,954
Asset World Corp. PCL, NVDR(1)	272,100	36,552
B Grimm Power PCL, NVDR	143,400	205,630
Bangchak Corp. PCL, NVDR	301,300	252,102
Bangkok Airways PCL, NVDR(1)	59,900	22,105
Bangkok Bank PCL, NVDR	74,200	262,020
Bangkok Chain Hospital PCL, NVDR	132,400	92,336
Bangkok Dusit Medical Services PCL, NVDR	429,200	311,338
Bangkok Expressway & Metro PCL, NVDR	222,600	59,712
Bangkok Land PCL, NVDR	2,403,600	80,508
Bangkok Life Assurance PCL, NVDR	417,000	355,542
Banpu PCL, NVDR	805,800	274,928
Banpu Power PCL, NVDR	69,100	40,919
BCPG PCL, NVDR	27,900	12,802
Beauty Community PCL, NVDR(1)	64,400	3,055
BEC World PCL, NVDR(1)	292,900	119,761
Berli Jucker PCL, NVDR	11,300	12,698
BG Container Glass PCL, NVDR	56,100	19,473
BTS Group Holdings PCL, NVDR	206,700	60,266
Bumrungrad Hospital PCL, NVDR	35,400	145,911
Cal-Comp Electronics Thailand PCL, NVDR	440,158	40,129
Carabao Group PCL, NVDR	10,500	45,589
Central Pattana PCL, NVDR	160,300	266,839
Central Retail Corp. PCL, NVDR	39,966	42,405
CH Karnchang PCL, NVDR	133,100	82,100
Charoen Pokphand Foods PCL, NVDR	379,700	318,134
Chularat Hospital PCL, NVDR	953,200	109,329
CK Power PCL, NVDR	121,300	21,048
Com7 PCL, NVDR	166,700	359,912
Country Group Development PCL, NVDR(1)	979,000	14,885
CP ALL PCL, NVDR	222,200	447,961
Delta Electronics Thailand PCL, NVDR	8,900	161,156
Demco PCL, NVDR(1)	222,400	34,378
Dhipaya Insurance PCL, NVDR	48,200	42,252
Diamond Building Products PCL, NVDR	51,200	11,517
Dynasty Ceramic PCL, NVDR	744,300	71,083
Eastern Polymer Group PCL, NVDR	299,300	116,927

Avantis Emerging Markets Equity ETF
	Shares	Value
Eastern Water Resources Development and Management PCL, NVDR	50,300	$15,914
Ekachai Medical Care PCL, NVDR	150,000	36,979
Electricity Generating PCL, NVDR	5,900	33,107
Energy Absolute PCL, NVDR	113,000	229,424
Erawan Group PCL (The), NVDR(1)	77,040	7,210
Esso Thailand PCL, NVDR(1)	180,200	44,060
GFPT PCL, NVDR	188,400	72,398
Global Power Synergy PCL, NVDR	62,600	161,551
Gulf Energy Development PCL, NVDR	81,020	104,873
Gunkul Engineering PCL, NVDR	1,165,900	171,300
Haad Thip PCL, NVDR	13,900	15,936
Hana Microelectronics PCL, NVDR	51,900	113,440
Home Product Center PCL, NVDR	546,300	242,056
Ichitan Group PCL, NVDR	86,500	32,488
Indorama Ventures PCL, NVDR	180,100	244,127
IRPC PCL, NVDR	1,816,000	223,718
Italian-Thai Development PCL, NVDR(1)	1,600,500	120,064
Jasmine International PCL, NVDR	1,051,500	95,170
Jay Mart PCL, NVDR	68,641	81,328
JMT Network Services PCL, NVDR	27,900	39,544
JWD Infologistics PCL, NVDR	210,600	108,268
KCE Electronics PCL, NVDR	160,600	380,776
KGI Securities Thailand PCL, NVDR	710,100	143,030
Khon Kaen Sugar Industry PCL, NVDR(1)	380,000	43,641
Kiatnakin Phatra Bank PCL, NVDR	37,700	65,725
Krung Thai Bank PCL, NVDR	375,100	130,118
Krungthai Card PCL, NVDR	55,500	113,973
Land & Houses PCL, NVDR	983,300	248,416
Lanna Resources PCL, NVDR	86,300	47,661
LPN Development PCL, NVDR	441,700	69,147
Major Cineplex Group PCL, NVDR(1)	59,700	38,695
MBK PCL, NVDR(1)	180,600	79,521
MC Group PCL, NVDR	20,300	5,825
MCS Steel PCL, NVDR	139,300	65,665
Mega Lifesciences PCL, NVDR	88,500	134,398
Minor International PCL, NVDR(1)	213,300	216,641
MK Restaurants Group PCL, NVDR	9,300	15,430
Muangthai Capital PCL, NVDR	79,700	159,892
Namyong Terminal PCL, NVDR	30,600	4,192
Noble Development PCL, NVDR	205,200	41,670
Northeast Rubber PCL, NVDR	156,200	37,044
Origin Property PCL, NVDR	197,400	60,219
Osotspa PCL, NVDR	70,900	80,230
Plan B Media PCL, NVDR	685,000	131,405
Polyplex Thailand PCL, NVDR	70,200	56,600
Precious Shipping PCL, NVDR	176,200	126,017
Premier Marketing PCL, NVDR	72,700	23,892
Prima Marine PCL, NVDR	190,000	41,231
Property Perfect PCL, NVDR	730,710	10,445
PTG Energy PCL, NVDR	202,400	114,776

Avantis Emerging Markets Equity ETF
	Shares	Value
PTT Exploration & Production PCL, NVDR	136,400	$470,722
PTT Global Chemical PCL, NVDR	155,200	307,773
PTT Oil & Retail Business PCL, NVDR	334,700	313,647
PTT PCL, NVDR	636,300	753,592
Quality Houses PCL, NVDR	2,354,000	162,182
Raimon Land PCL, NVDR(1)	1,000,000	28,857
Rajthanee Hospital PCL, NVDR	65,600	67,635
Ratch Group PCL, NVDR	56,400	82,646
Ratchthani Leasing PCL, NVDR	604,400	83,179
Regional Container Lines PCL, NVDR	204,100	376,220
Rojana Industrial Park PCL, NVDR	239,200	49,693
RS PCL, NVDR(1)	87,900	54,501
S Hotels & Resorts PCL, NVDR(1)	289,200	31,749
Samart Corp. PCL, NVDR(1)	72,200	16,563
Sansiri PCL, NVDR	4,058,700	160,878
Sappe PCL, NVDR	20,300	16,998
SC Asset Corp. PCL, NVDR	350,000	34,727
SEAFCO PCL, NVDR	16,100	2,377
Sermsang Power Corp. Co. Ltd., NVDR	187,880	75,753
Siam Cement PCL (The), NVDR	51,600	687,900
Siam City Cement PCL, NVDR	4,300	22,606
Siam Commercial Bank PCL (The), NVDR	91,000	300,208
Siam Future Development PCL, NVDR	225,500	83,165
Siam Global House PCL, NVDR	399,272	268,600
Siamgas & Petrochemicals PCL, NVDR	124,500	44,377
Sikarin PCL, NVDR	21,100	7,724
Singha Estate PCL, NVDR(1)	1,000,000	66,349
Sino-Thai Engineering & Construction PCL, NVDR	348,300	144,604
Somboon Advance Technology PCL, NVDR	66,900	43,566
SPCG PCL, NVDR	87,000	48,843
Sri Trang Agro-Industry PCL, NVDR	217,200	255,918
Srisawad Corp. PCL, NVDR	90,500	201,241
Srisawad Finance PCL, NVDR	45,700	51,682
Srivichai Vejvivat PCL, NVDR	93,400	32,157
Star Petroleum Refining PCL, NVDR(1)	381,900	104,031
STP & I PCL, NVDR(1)	90,600	12,696
Supalai PCL, NVDR	165,800	106,529
Super Energy Corp. PCL, NVDR	6,234,700	187,514
Synnex Thailand PCL, NVDR	53,900	43,017
Taokaenoi Food & Marketing PCL, NVDR	51,600	11,907
Tata Steel Thailand PCL, NVDR(1)	498,600	27,215
Thai Airways International PCL, NVDR(1)	20,500	2,112
Thai Oil PCL, NVDR	60,400	92,953
Thai Solar Energy PCL, NVDR	212,200	18,425
Thai Union Group PCL, NVDR	564,600	348,533
Thai Vegetable Oil PCL, NVDR	45,000	45,396
Thaicom PCL, NVDR	154,300	47,844
Thaifoods Group PCL, NVDR	316,200	45,707
Thanachart Capital PCL, NVDR	55,100	62,746
Thonburi Healthcare Group PCL, NVDR	59,500	57,674
Thoresen Thai Agencies PCL, NVDR	347,600	178,745

Avantis Emerging Markets Equity ETF
	Shares	Value
Tipco Asphalt PCL, NVDR	108,800	$62,410
Tisco Financial Group PCL, NVDR	21,600	62,928
TMBThanachart Bank PCL, NVDR	1,642,100	54,426
TOA Paint Thailand PCL, NVDR	27,300	28,989
Total Access Communication PCL, NVDR	54,400	62,419
TPI Polene PCL, NVDR	400,700	22,369
TPI Polene Power PCL, NVDR	537,300	73,326
TQM Corp. PCL, NVDR	11,700	42,448
True Corp. PCL, NVDR	3,232,900	332,990
TTW PCL, NVDR	43,900	16,206
U City PCL, NVDR(1)	508,700	17,369
Unique Engineering & Construction PCL, NVDR(1)	129,200	26,446
United Paper PCL, NVDR	45,600	24,184
Univentures PCL, NVDR	191,000	25,031
VGI PCL, NVDR	146,900	28,657
Vinythai PCL, NVDR	25,000	29,279
WHA Corp. PCL, NVDR	441,900	44,666
Workpoint Entertainment PCL, NVDR	45,500	31,592
		18,466,454
Turkey — 0.5%
AG Anadolu Grubu Holding AS	7,413	21,473
Akbank T.A.S.	371,759	263,864
Aksa Akrilik Kimya Sanayii AS	20,299	47,627
Aksa Enerji Uretim AS(1)	33,802	58,538
Aksigorta AS	29,226	26,687
Alarko Holding AS	23,326	24,941
Albaraka Turk Katilim Bankasi AS(1)	107,779	19,100
Anadolu Anonim Turk Sigorta Sirketi	49,944	38,080
Anadolu Efes Biracilik Ve Malt Sanayii AS	14,148	37,334
Aselsan Elektronik Sanayi Ve Ticaret AS	10,764	20,585
Aygaz AS	1,311	2,374
Bagfas Bandirma Gubre Fabrikalari AS(1)	8,329	18,373
Bera Holding AS(1)	9,303	10,950
BIM Birlesik Magazalar AS	21,144	182,475
Borusan Mannesmann Boru Sanayi ve Ticaret AS(1)	2,241	7,101
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	2,541	6,698
Cimsa Cimento Sanayi VE Ticaret AS(1)	14,219	43,793
Coca-Cola Icecek AS	15,125	159,348
Dogan Sirketler Grubu Holding AS	93,300	28,845
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	9,914	7,429
Enerjisa Enerji AS	12,582	16,800
Eregli Demir ve Celik Fabrikalari TAS	84,824	191,879
Ford Otomotiv Sanayi AS	4,847	100,146
Goodyear Lastikleri TAS	456	420
Gubre Fabrikalari TAS(1)	5,436	33,839
Haci Omer Sabanci Holding AS	167,815	211,688
Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve Ticaret AS	19,416	15,283
Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS(1)	18,108	26,949
Is Finansal Kiralama AS(1)	48,428	17,360
Is Yatirim Menkul Degerler AS	27,641	50,678

Avantis Emerging Markets Equity ETF
	Shares	Value
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(1)	293,977	$275,207
KOC Holding AS	82,074	227,330
Koza Altin Isletmeleri AS(1)	1,658	20,619
Koza Anadolu Metal Madencilik Isletmeleri AS(1)	51,699	98,813
Logo Yazilim Sanayi Ve Ticaret AS	1,540	7,335
Mavi Giyim Sanayi Ve Ticaret AS, B Shares	4,532	31,025
Migros Ticaret AS(1)	28,022	117,346
MLP Saglik Hizmetleri AS(1)	7,865	23,999
NET Holding AS(1)	41,981	24,294
Nuh Cimento Sanayi AS	8,333	35,209
Pegasus Hava Tasimaciligi AS(1)	4,230	35,926
Petkim Petrokimya Holding AS(1)	30,355	22,623
Sasa Polyester Sanayi AS(1)	9,054	29,979
Sekerbank Turk AS(1)	6,054	753
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	14,657	16,070
Sok Marketler Ticaret AS	77,870	115,189
TAV Havalimanlari Holding AS(1)	51,753	145,723
Tekfen Holding AS	23,085	41,021
Tofas Turk Otomobil Fabrikasi AS	13,715	69,251
Turk Hava Yollari AO(1)	131,896	201,432
Turk Traktor ve Ziraat Makineleri AS	5,674	117,267
Turkcell Iletisim Hizmetleri AS, ADR(2)	45,199	225,543
Turkiye Garanti Bankasi AS	264,289	313,479
Turkiye Halk Bankasi AS(1)	49,552	28,300
Turkiye Is Bankasi AS, C Shares	72,570	50,237
Turkiye Petrol Rafinerileri AS(1)	17,013	207,703
Turkiye Sinai Kalkinma Bankasi AS	261,389	41,442
Turkiye Sise ve Cam Fabrikalari AS	128,771	137,867
Turkiye Vakiflar Bankasi TAO, D Shares(1)	93,367	40,386
Ulusoy Elektrik Imalat Taahhut Ve Ticaret AS(1)	777	4,977
Vestel Elektronik Sanayi ve Ticaret AS	11,329	39,028
Yapi ve Kredi Bankasi AS	420,018	133,121
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS	30,757	52,576
Zorlu Enerji Elektrik Uretim AS(1)	15,853	2,990
		4,624,717
TOTAL COMMON STOCKS (Cost $733,124,924)		865,714,922
RIGHTS†
China†
Tongda Group Holdings Ltd.(1)	495,000	637
Thailand†
Banpu Public Co.(1)	265,866	49,490
TOTAL RIGHTS (Cost $43,102)		50,127
WARRANTS†
Thailand†
BTS Group Holdings PCL No. 6, NVDR(1)	9,955	314
BTS Group Holdings PCL No. 7, NVDR(1)	19,910	754
BTS Group Holdings PCL No. 8, NVDR(1)	39,820	1,422

Avantis Emerging Markets Equity ETF
		Shares/Principal Amount	Value
Jay Mart PCL, NVDR(1)		3,390	$763
Minor International PCL, NVDR(1)		1	—
TOTAL WARRANTS (Cost $—)			3,253
CORPORATE BONDS†
India†
Britannia Industries Ltd., 5.50%, 6/3/24 (Acquired 5/25/21, Cost $1,668)(3) (Cost $1,668)	INR	121,365	1,674
TEMPORARY CASH INVESTMENTS — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $799,705)		799,705	799,705
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(4) — 1.1%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $9,475,077)		9,475,077	9,475,077
TOTAL INVESTMENT SECURITIES — 101.3% (Cost $743,444,476)			876,044,758
OTHER ASSETS AND LIABILITIES — (1.3)%			(11,218,243)
TOTAL NET ASSETS — 100.0%			$864,826,515

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	19.1%
Financials	18.3%
Consumer Discretionary	14.2%
Materials	11.7%
Industrials	8.4%
Communication Services	8.2%
Consumer Staples	5.8%
Energy	5.3%
Health Care	3.3%
Utilities	3.0%
Real Estate	2.8%
Temporary Cash Investments	0.1%
Temporary Cash Investments - Securities Lending Collateral	1.1%
Other Assets and Liabilities	(1.3)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
INR	-	Indian Rupee
NVDR	-	Non-Voting Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $23,942,215. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $1,674, which represented less than 0.05% of total net assets.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $24,910,403, which includes securities collateral of $15,435,326.

See Notes to Financial Statements.

AUGUST 31, 2021

Avantis International Equity ETF
	Shares	Value
COMMON STOCKS — 99.7%
Australia — 6.5%
Accent Group Ltd.	14,526	$22,769
Adairs Ltd.(1)	18,374	53,703
Adbri Ltd.	52,893	132,124
Aeris Resources Ltd.(2)	410,168	55,497
Afterpay Ltd.(2)	1,816	176,641
AGL Energy Ltd.	31,489	148,148
Alkane Resources Ltd.(2)	41,938	30,016
Alliance Aviation Services Ltd.(2)	12,349	36,153
ALS Ltd.	48,625	451,133
Altium Ltd.	1,563	34,029
Alumina Ltd.	64,934	83,905
AMA Group Ltd.(1)(2)	2,514	788
AMP Ltd.	214,123	171,699
Ampol Ltd.	4,095	82,239
Ansell Ltd.	3,610	94,694
APA Group	19,441	130,178
Appen Ltd.	1,821	14,249
ARB Corp. Ltd.	3,172	119,543
Ardent Leisure Group Ltd.(2)	17,658	19,187
Aristocrat Leisure Ltd.	17,703	587,575
ASX Ltd.	4,079	261,064
Atlas Arteria Ltd.	15,649	78,163
Atlassian Corp. plc, Class A(2)	3,457	1,268,926
Aurelia Metals Ltd.	220,190	57,136
Aurizon Holdings Ltd.	202,635	557,496
AusNet Services Ltd.	86,261	121,829
Austal Ltd.	39,041	55,618
Australia & New Zealand Banking Group Ltd.	160,785	3,254,319
Australian Agricultural Co. Ltd.(2)	49,709	50,513
Australian Ethical Investment Ltd.	5,861	45,712
Australian Finance Group Ltd.	28,455	62,920
Australian Pharmaceutical Industries Ltd.	76,032	74,725
Baby Bunting Group Ltd.	10,182	39,612
Bank of Queensland Ltd.	43,933	302,595
Beach Energy Ltd.	152,580	116,247
Bega Cheese Ltd.	19,287	78,284
Bendigo & Adelaide Bank Ltd.	54,193	395,689
BHP Group Ltd., ADR(1)	53,569	3,543,054
Blackmores Ltd.	634	46,128
BlueScope Steel Ltd.	58,966	1,078,035
Brambles Ltd.	115,370	1,019,788
Breville Group Ltd.	6,298	147,511
Brickworks Ltd.	2,108	37,005
Calix Ltd.(2)	14,841	41,872
Cardno Ltd.	46,723	34,484
carsales.com Ltd.	9,116	166,419
Cedar Woods Properties Ltd.	7,397	35,230
Challenger Ltd.	67,725	318,107

Avantis International Equity ETF
	Shares	Value
Champion Iron Ltd.(2)	64,890	$277,507
CIMIC Group Ltd.	1,975	30,385
City Chic Collective Ltd.(1)(2)	8,094	36,209
Cleanaway Waste Management Ltd.	202,895	391,589
Cochlear Ltd.	1,561	265,146
Codan Ltd.	7,802	85,556
Coles Group Ltd.	98,420	1,298,871
Collins Foods Ltd.	4,755	42,713
Commonwealth Bank of Australia	53,723	3,914,372
Computershare Ltd.	11,334	136,196
Cooper Energy Ltd.(1)(2)	57,755	9,467
Coronado Global Resources, Inc.(2)	115,462	93,186
Costa Group Holdings Ltd.	18,209	41,808
Credit Corp. Group Ltd.	2,653	59,422
Crown Resorts Ltd.(2)	7,411	50,267
CSL Ltd.	11,779	2,679,048
CSR Ltd.	63,076	250,411
Dacian Gold Ltd.(1)(2)	82,313	14,423
Data#3 Ltd.	6,350	24,770
Deterra Royalties Ltd.	19,303	61,094
Dicker Data Ltd.(1)	6,026	55,897
Domain Holdings Australia Ltd.	5,294	20,848
Domino's Pizza Enterprises Ltd.	2,731	312,092
Downer EDI Ltd.	47,762	225,861
Eagers Automotive Ltd.(1)	9,937	118,344
Eclipx Group Ltd.(2)	51,480	94,517
Elders Ltd.	9,295	82,845
Emeco Holdings Ltd.(2)	85,941	70,977
EML Payments Ltd.(2)	57,267	171,823
Endeavour Group Ltd.(2)	72,914	389,384
EVENT Hospitality and Entertainment Ltd.(2)	2,612	28,474
Evolution Mining Ltd.	181,668	518,347
Flight Centre Travel Group Ltd.(1)(2)	594	7,085
Fortescue Metals Group Ltd.	96,749	1,474,963
Genworth Mortgage Insurance Australia Ltd.	39,697	64,195
Gold Road Resources Ltd.	110,208	103,703
GrainCorp Ltd., A Shares	44,447	205,208
Grange Resources Ltd.	100,292	45,351
GUD Holdings Ltd.	2,491	19,115
GWA Group Ltd.	6,286	12,915
Hansen Technologies Ltd.	5,888	26,408
Harvey Norman Holdings Ltd.	70,194	275,095
Healius Ltd.	5,984	21,280
HT&E Ltd.	14,411	18,758
HUB24 Ltd.	1,118	24,500
Humm Group Ltd.(1)(2)	34,380	23,916
IDP Education Ltd.	4,268	89,610
IGO Ltd.	82,827	578,698
Iluka Resources Ltd.	71,646	519,549
Imdex Ltd.	22,450	38,845
Incitec Pivot Ltd.	198,822	390,328

Avantis International Equity ETF
	Shares	Value
Infomedia Ltd.	19,353	$24,661
Inghams Group Ltd.(1)	65,857	198,600
Insurance Australia Group Ltd.	33,166	126,643
InvoCare Ltd.(1)	18,687	167,194
IOOF Holdings Ltd.	21,881	75,827
IPH Ltd.	4,547	31,131
IRESS Ltd.	3,284	35,329
James Hardie Industries plc	30,670	1,182,142
Japara Healthcare Ltd.(2)	33,949	34,007
JB Hi-Fi Ltd.(1)	15,932	532,457
Johns Lyng Group Ltd.	11,306	48,064
Jumbo Interactive Ltd.	4,986	55,718
Jupiter Mines Ltd.	132,283	24,615
Karoon Energy Ltd.(1)(2)	37,672	33,590
Lendlease Corp. Ltd.	14,612	126,965
Lifestyle Communities Ltd.	2,081	29,646
Lovisa Holdings Ltd.	6,184	88,657
Lynas Rare Earths Ltd.(2)	15,858	79,094
MACA Ltd.	8,360	5,182
Macmahon Holdings Ltd.	89,672	15,373
Macquarie Group Ltd.	9,593	1,164,308
Magellan Financial Group Ltd.	11,129	350,972
Mayne Pharma Group Ltd.(2)	346,029	73,149
McMillan Shakespeare Ltd.	11,056	100,548
Medibank Pvt Ltd.	117,731	305,018
Mesoblast Ltd.(1)(2)	19,760	24,730
Metcash Ltd.	172,088	511,689
Mineral Resources Ltd.	21,493	854,985
MNF Group Ltd.	38	174
Monadelphous Group Ltd.	7,847	60,654
Money3 Corp. Ltd.	10,819	28,052
Mount Gibson Iron Ltd.	58,294	25,898
Myer Holdings Ltd.(2)	116,016	45,534
MyState Ltd.	4,278	16,740
National Australia Bank Ltd.	125,404	2,528,287
Netwealth Group Ltd.	6,419	72,908
New Energy Solar	7,731	4,687
New Hope Corp. Ltd.(1)	62,127	93,384
Newcrest Mining Ltd.	58,633	1,058,606
NEXTDC Ltd.(2)	6,012	58,012
nib holdings Ltd.	38,964	192,129
Nick Scali Ltd.	14,783	133,563
Nickel Mines Ltd.	72,721	53,613
Nine Entertainment Co. Holdings Ltd.	81,579	162,352
Northern Star Resources Ltd.	28,109	199,966
NRW Holdings Ltd.	57,690	79,602
Nufarm Ltd.(2)	53,442	173,997
OFX Group Ltd.	13,526	16,313
Oil Search Ltd.	92,944	251,856
Omni Bridgeway Ltd.	2,762	8,236
oOh!media Ltd.(2)	26,761	34,576

Avantis International Equity ETF
	Shares	Value
Orica Ltd.	24,202	$231,556
Origin Energy Ltd.	107,479	347,404
Orocobre Ltd.(2)	14,401	95,686
Orora Ltd.	180,534	448,303
OZ Minerals Ltd.	30,049	513,503
Pacific Current Group Ltd.	6,132	27,768
Pact Group Holdings Ltd.	18,243	53,329
Peet Ltd.	34,647	30,217
Pendal Group Ltd.	10,994	69,179
Perenti Global Ltd.	135,860	86,363
Perpetual Ltd.	2,591	79,748
Perseus Mining Ltd.(2)	221,804	250,351
Piedmont Lithium, Inc.(2)	45,091	26,015
Platinum Asset Management Ltd.	47,626	137,960
Premier Investments Ltd.	9,227	191,101
Pro Medicus Ltd.(1)	2,137	98,243
PWR Holdings Ltd.	4,541	28,202
Qantas Airways Ltd.(2)	55,594	205,848
QBE Insurance Group Ltd.	40,824	351,302
Qube Holdings Ltd.	35,972	82,709
Ramelius Resources Ltd.	155,903	174,998
Ramsay Health Care Ltd.	5,641	283,250
REA Group Ltd.	1,521	170,228
Red 5 Ltd.(2)	122,113	18,742
Redbubble Ltd.(1)(2)	10,751	33,939
Reece Ltd.	7,131	108,525
Regis Resources Ltd.	68,996	124,304
Reliance Worldwide Corp. Ltd.	26,990	115,000
Resimac Group Ltd.	13,764	24,424
Resolute Mining Ltd.(2)	106,125	36,028
Rio Tinto Ltd.	15,482	1,259,694
Sandfire Resources Ltd.	35,229	165,982
Santos Ltd.	188,239	825,112
SeaLink Travel Group Ltd.	5,450	35,800
SEEK Ltd.	5,733	135,803
Select Harvests Ltd.	17,604	111,748
Senex Energy Ltd.	42,578	98,609
Servcorp Ltd.	9,505	23,334
Seven Group Holdings Ltd.(1)	4,426	68,350
Sigma Healthcare Ltd.	160,963	75,874
Silver Lake Resources Ltd.(2)	161,755	162,212
Sims Ltd.	24,686	271,247
SmartGroup Corp. Ltd.	3,284	19,149
Sonic Healthcare Ltd.	8,654	273,979
South32 Ltd.	365,259	832,441
Southern Cross Media Group Ltd.(2)	50,810	82,660
Spark Infrastructure Group	64,470	132,646
St. Barbara Ltd.	78,634	90,617
Star Entertainment Grp Ltd. (The)(2)	27,615	81,866
Suncorp Group Ltd.	61,642	560,882
Super Retail Group Ltd.	26,777	239,986

Avantis International Equity ETF
	Shares	Value
Sydney Airport(2)	13,638	$79,171
Syrah Resources Ltd.(2)	37,598	35,363
Tassal Group Ltd.	21,096	55,116
Technology One Ltd.	19,749	142,227
Telstra Corp. Ltd.	289,783	812,425
Temple & Webster Group Ltd.(2)	4,965	53,259
TPG Telecom Ltd.(1)	5,094	22,891
Transurban Group	121,349	1,255,995
Treasury Wine Estates Ltd.	84,624	779,410
Tuas Ltd.(2)	2,799	1,740
United Malt Grp Ltd.	14,644	48,148
Uniti Group Ltd.(2)	14,709	46,513
Viva Energy Group Ltd.	56,574	87,951
Vulcan Energy Resources Ltd.(2)	2,351	24,281
Washington H Soul Pattinson & Co. Ltd.(1)	3,357	87,529
Wesfarmers Ltd.	48,932	2,137,177
West African Resources Ltd.(2)	123,521	95,583
Western Areas Ltd.	41,719	93,600
Westgold Resources Ltd.(2)	45,874	59,213
Westpac Banking Corp., ADR(1)	116,924	2,204,017
Whitehaven Coal Ltd.(2)	73,987	135,809
WiseTech Global Ltd.	2,362	83,027
Woodside Petroleum Ltd.	56,257	795,502
Woolworths Group Ltd.	81,405	2,477,964
Worley Ltd.	6,709	50,987
Xero Ltd.(2)	2,298	254,166
		65,034,835
Austria — 0.3%
ANDRITZ AG	2,050	117,956
AT&S Austria Technologie & Systemtechnik AG	4,690	203,558
BAWAG Group AG(2)	4,277	256,324
CA Immobilien Anlagen AG	677	29,450
DO & CO. AG(2)	1,008	79,837
Erste Group Bank AG	7,313	292,002
EVN AG	4,478	119,268
FACC AG(2)	162	1,689
IMMOFINANZ AG(1)(2)	5,298	134,899
Lenzing AG(2)	500	66,123
Oesterreichische Post AG(1)	1,721	78,920
OMV AG	4,705	260,613
Palfinger AG	1,200	54,134
POLYTEC Holding AG(1)	3,258	33,755
Porr AG(2)	665	13,346
Raiffeisen Bank International AG	8,821	211,495
S IMMO AG	1,041	25,637
Schoeller-Bleckmann Oilfield Equipment AG(2)	1,097	41,056
Semperit AG Holding	1,920	77,105
Telekom Austria AG(2)	8,816	78,316
UNIQA Insurance Group AG	12,935	120,103
Verbund AG	1,661	181,951
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,127	61,613

Avantis International Equity ETF
	Shares	Value
voestalpine AG	4,902	$222,526
Wienerberger AG	3,032	118,969
		2,880,645
Belgium — 0.9%
Ackermans & van Haaren NV	1,787	328,864
Ageas SA/NV	13,336	666,440
AGFA-Gevaert NV(2)	25,959	132,264
Anheuser-Busch InBev SA, ADR(1)	18,128	1,110,340
Argenx SE, ADR(2)	1,160	383,983
Barco NV	6,971	171,029
Bekaert SA	7,131	339,502
bpost SA(2)	16,601	160,459
Cie d'Entreprises CFE	1,267	145,650
D'ieteren Group	1,773	277,050
Deceuninck NV	12,057	57,623
Econocom Group SA	16,489	69,913
Elia Group SA	1,399	175,708
Etablissements Franz Colruyt NV	5,242	293,435
Euronav NV(1)	33,697	273,693
Exmar NV	3,779	15,759
Fagron	6,098	127,718
Galapagos NV, ADR(1)(2)	1,850	108,817
Gimv NV	1,756	114,202
Greenyard NV(2)	4,037	44,940
Ion Beam Applications	3,668	72,922
KBC Ancora	1,546	73,779
KBC Group NV	9,895	831,576
Kinepolis Group NV(2)	1,096	60,373
Melexis NV	2,251	266,116
Ontex Group NV(2)	875	9,759
Proximus SADP	13,992	274,333
Recticel SA	3,545	62,295
Solvay SA	5,946	778,277
Telenet Group Holding NV	1,145	43,567
Tessenderlo Group SA(2)	2,591	107,382
UCB SA	6,062	693,547
Umicore SA	13,113	862,862
VGP NV	224	53,461
		9,187,638
Canada — 9.7%
5N Plus, Inc.(2)	16,500	37,403
Absolute Software Corp.	4,461	54,558
AcuityAds Holdings, Inc.(1)(2)	3,800	31,023
Advantage Energy Ltd.(1)(2)	19,400	80,728
Aecon Group, Inc.	10,217	166,902
AG Growth International, Inc.	1,704	39,546
AGF Management Ltd., Class B	4,600	27,418
Agnico Eagle Mines Ltd.	9,741	560,533
Aimia, Inc.(2)	8,705	27,599
Air Canada(2)	1,722	33,453
AirBoss of America Corp.(1)	2,500	81,778

Avantis International Equity ETF
	Shares	Value
Alamos Gold, Inc., Class A	34,414	$271,679
Alaris Equity Partners Income	2,635	38,993
Algonquin Power & Utilities Corp.	14,770	229,338
Alimentation Couche-Tard, Inc., B Shares	27,990	1,131,003
AltaGas Ltd.(1)	9,246	185,191
Altius Minerals Corp.	661	8,535
Altus Group Ltd.	2,200	115,698
Amerigo Resources Ltd.(1)(2)	28,700	29,345
Andlauer Healthcare Group, Inc.	1,200	44,532
Apollo Healthcare Corp.(2)	4,700	8,196
ARC Resources Ltd.(1)	89,797	641,280
Argonaut Gold, Inc.(2)	49,348	123,209
Aritzia, Inc.(2)	6,454	210,913
Atco Ltd., Class I	8,206	276,102
Atrium Mortgage Investment Corp.(1)	2,635	30,263
ATS Automation Tooling Systems, Inc.(2)	4,034	145,865
Aurinia Pharmaceuticals, Inc.(2)	1,041	16,947
AutoCanada, Inc.(2)	4,808	182,960
B2Gold Corp.	88,052	340,581
Badger Infrastructure Solutions Ltd.(1)	4,729	129,240
Ballard Power Systems, Inc.(2)	2,000	33,702
Bank of Montreal	32,701	3,254,419
Bank of Nova Scotia (The)	42,199	2,613,920
Barrick Gold Corp., (Toronto)	105,387	2,118,348
Bausch Health Cos., Inc.(2)	14,283	416,156
Baytex Energy Corp.(2)	124,196	214,598
BCE, Inc.	3,435	179,149
Birchcliff Energy Ltd.(1)	38,038	163,711
Bird Construction, Inc.	6,305	49,375
BlackBerry Ltd.(2)	11,946	136,158
Bombardier, Inc., B Shares(2)	66,596	97,124
Boralex, Inc., A Shares(1)	7,718	236,559
Boyd Group Services, Inc.	1,000	195,213
Brookfield Asset Management Reinsurance Partners Ltd., A Shares(2)	212	12,955
Brookfield Asset Management, Inc., Class A	33,107	1,841,858
Brookfield Infrastructure Corp., Class A	670	42,612
Brookfield Renewable Corp., Class A	2,200	96,412
BRP, Inc.	861	72,141
CAE, Inc.(2)	18,163	524,455
Calibre Mining Corp.(2)	20,300	26,870
Cameco Corp.	20,386	376,648
Canaccord Genuity Group, Inc.	16,970	202,701
Canacol Energy Ltd.(1)	16,502	43,425
Canada Goose Holdings, Inc.(1)(2)	5,500	210,994
Canadian Imperial Bank of Commerce	23,993	2,760,151
Canadian National Railway Co.	15,147	1,781,647
Canadian Natural Resources Ltd.	60,596	2,005,218
Canadian Pacific Railway Ltd.	22,375	1,537,422
Canadian Tire Corp. Ltd., Class A	6,076	924,656
Canadian Utilities Ltd., A Shares(1)	11,725	331,867

Avantis International Equity ETF
	Shares	Value
Canadian Western Bank	9,947	$291,555
Canfor Corp.(2)	2,935	62,997
Canfor Pulp Products, Inc.(2)	1,114	5,766
Capital Power Corp.(1)	16,590	570,555
Capstone Mining Corp.(2)	59,400	261,301
Cardinal Energy Ltd.(2)	23,300	62,052
Cargojet, Inc.	200	33,171
Cascades, Inc.	12,549	155,961
CCL Industries, Inc., Class B	4,912	280,397
Celestica, Inc.(2)	13,616	129,183
Cenovus Energy, Inc.	77,593	643,918
Centerra Gold, Inc.	21,037	157,238
CES Energy Solutions Corp.(2)	52,900	63,313
CGI, Inc.(2)	7,444	665,308
China Gold International Resources Corp. Ltd.(1)	43,700	132,314
Chorus Aviation, Inc.(1)(2)	5,446	18,000
CI Financial Corp.	13,110	254,479
Cineplex, Inc.(1)(2)	2,300	23,954
Cogeco Communications, Inc.	1,400	128,731
Cogeco, Inc.	400	28,943
Colliers International Group, Inc. (Toronto)	1,500	208,893
Constellation Software, Inc.	686	1,162,603
Converge Technology Solutions Corp.(2)	6,200	58,823
Copper Mountain Mining Corp.(2)	35,300	91,212
Corus Entertainment, Inc., B Shares	37,973	188,112
Crescent Point Energy Corp.	112,090	402,463
Crew Energy, Inc.(2)	27,500	40,324
Denison Mines Corp.(2)	12,230	15,607
Descartes Systems Group, Inc. (The)(2)	1,900	148,955
Dollarama, Inc.	11,612	529,496
Doman Building Materials Group Ltd.	8,500	44,735
Dorel Industries, Inc., Class B(2)	4,000	38,838
DREAM Unlimited Corp., Class A	3,222	69,233
Dundee Precious Metals, Inc.	31,408	193,429
Dye & Durham Ltd.	300	11,333
ECN Capital Corp.	10,284	83,550
Eldorado Gold Corp. (Toronto)(2)	20,071	175,948
Element Fleet Management Corp.	43,292	477,305
Emera, Inc.	14,726	695,185
Empire Co. Ltd., Class A	16,756	541,866
Enbridge, Inc.	34,251	1,347,887
Endeavour Mining plc	13,836	338,100
Endeavour Silver Corp.(1)(2)	10,000	47,002
Enerflex Ltd.	13,146	79,919
Energy Fuels, Inc.(1)(2)	1,830	9,900
Enerplus Corp.(1)	49,260	291,269
Enghouse Systems Ltd.	2,935	141,975
Equinox Gold Corp.(1)(2)	7,150	51,458
Equitable Group, Inc.	2,100	254,983
ERO Copper Corp.(2)	7,158	135,597
Evertz Technologies Ltd.	2,936	30,718

Avantis International Equity ETF
	Shares	Value
Exchange Income Corp.	4,051	$140,347
Extendicare, Inc.(1)	12,846	82,881
Fairfax Financial Holdings Ltd.	1,212	536,492
Fiera Capital Corp.	3,661	30,265
Finning International, Inc.	23,564	613,357
Firm Capital Mortgage Investment Corp.(1)	2,635	31,328
First Majestic Silver Corp.(1)	2,635	33,939
First National Financial Corp.	2,086	76,585
First Quantum Minerals Ltd.	42,795	891,414
FirstService Corp.	1,700	315,733
Fortis, Inc.	14,184	649,812
Fortuna Silver Mines, Inc.(2)	32,085	140,888
Franco-Nevada Corp.	4,379	638,810
Freehold Royalties Ltd.(1)	4,586	34,386
Frontera Energy Corp.(2)	6,780	37,349
Galiano Gold, Inc.(1)(2)	36,800	33,252
George Weston Ltd.	4,318	465,460
GFL Environmental, Inc.	3,200	112,741
Gibson Energy, Inc.(1)	11,776	212,437
Gildan Activewear, Inc.	15,908	611,531
goeasy Ltd.(1)	2,735	424,411
Gran Colombia Gold Corp.	9,168	35,534
Great Panther Mining Ltd.(1)(2)	38,508	20,144
Great-West Lifeco, Inc.(1)	6,598	204,114
Hardwoods Distribution, Inc.	2,330	70,196
Headwater Exploration, Inc.(2)	7,000	21,305
Heroux-Devtek, Inc.(2)	4,400	66,088
High Liner Foods, Inc.	5,446	57,195
HLS Therapeutics, Inc.	661	9,745
Home Capital Group, Inc.(2)	7,564	237,115
Hudbay Minerals, Inc.	27,375	167,507
Hydro One Ltd.	17,994	447,835
iA Financial Corp., Inc.	5,477	303,706
IAMGOLD Corp.(2)	41,737	99,244
IGM Financial, Inc.(1)	2,921	106,523
Imperial Oil Ltd.	10,246	271,164
Innergex Renewable Energy, Inc.(1)	7,000	111,576
Intact Financial Corp.	4,942	673,074
Inter Pipeline Ltd.	51,725	819,958
Interfor Corp.	12,803	271,860
International Petroleum Corp.(1)(2)	21,800	95,207
Intertape Polymer Group, Inc.	7,911	192,876
Jaguar Mining, Inc.	3,800	13,704
Jamieson Wellness, Inc.(1)	400	11,163
K-Bro Linen, Inc.	1,200	37,979
K92 Mining, Inc.(2)	7,700	45,102
Karora Resources, Inc.(2)	20,800	53,745
Kelt Exploration Ltd.(1)(2)	17,296	45,925
Keyera Corp.(1)	18,042	434,444
Kinaxis, Inc.(2)	586	95,068
Kinross Gold Corp.	86,492	520,330

Avantis International Equity ETF
	Shares	Value
Kirkland Lake Gold Ltd.	27,564	$1,099,152
Knight Therapeutics, Inc.(2)	5,446	23,180
Labrador Iron Ore Royalty Corp.(1)	5,599	195,398
Lassonde Industries, Inc., Class A	400	54,031
Laurentian Bank of Canada	5,817	195,906
LifeWorks, Inc.(1)	2,405	66,699
Lightspeed Commerce, Inc.(2)	2,100	233,128
Linamar Corp.	6,496	368,037
Loblaw Cos. Ltd.	14,357	1,011,528
Lundin Gold, Inc.(2)	5,446	49,554
Lundin Mining Corp.	55,871	451,698
Magna International, Inc.	17,966	1,418,739
Major Drilling Group International, Inc.(2)	6,258	39,582
Manulife Financial Corp.	85,935	1,673,541
Maple Leaf Foods, Inc.	7,500	163,595
Martinrea International, Inc.	11,640	111,450
MCAN Mortgage Corp.	693	10,129
MEG Energy Corp.(2)	21,692	138,235
Methanex Corp.	8,480	310,796
Metro, Inc.	11,735	597,795
Mind Medicine MindMed, Inc.(1)(2)	11,940	34,507
MTY Food Group, Inc.(1)	961	52,336
Mullen Group Ltd.	15,714	165,030
National Bank of Canada	24,850	1,972,400
Nevada Copper Corp.(1)(2)	114,500	8,168
New Gold, Inc. (Toronto)(2)	53,180	64,070
NFI Group, Inc.	2,500	60,278
North American Construction Group Ltd.	6,235	89,202
North West Co., Inc. (The)	7,040	199,820
Northland Power, Inc.(1)	15,827	523,615
Novagold Resources, Inc.(2)	529	3,825
Nutrien Ltd.	16,781	1,020,174
NuVista Energy Ltd.(1)(2)	40,314	115,671
Obsidian Energy Ltd.(1)(2)	14,100	37,551
OceanaGold Corp.(2)	68,213	127,597
Onex Corp.	10,733	752,029
Open Text Corp.	7,758	425,579
Orla Mining Ltd.(1)(2)	3,126	12,314
Osisko Gold Royalties Ltd. (Toronto)	12,835	156,769
Pan American Silver Corp.(1)	8,617	223,749
Paramount Resources Ltd., A Shares	6,646	71,272
Parex Resources, Inc.(2)	19,007	292,867
Parkland Corp.	5,712	170,547
Pason Systems, Inc.	12,235	79,617
Pembina Pipeline Corp.(1)	21,899	667,393
Peyto Exploration & Development Corp.	33,014	175,321
Polaris Infrastructure, Inc.	1,900	28,071
Pollard Banknote Ltd.	800	29,244
Power Corp. of Canada	13,295	458,815
PrairieSky Royalty Ltd.(1)	12,337	135,334
Precision Drilling Corp.(1)(2)	1,989	64,589

Avantis International Equity ETF
	Shares	Value
Premium Brands Holdings Corp.	600	$64,021
Pretium Resources, Inc.(2)	17,269	175,065
Primo Water Corp.	2,635	46,825
Quarterhill, Inc.	7,100	15,194
Quebecor, Inc., Class B(1)	8,082	201,658
Real Matters, Inc.(2)	8,188	75,283
Recipe UnLtd. Corp.(2)	1,658	27,610
Resolute Forest Products, Inc.	8,300	101,641
Restaurant Brands International, Inc.	6,735	432,718
Richelieu Hardware Ltd.	4,848	174,838
Ritchie Bros Auctioneers, Inc.	2,835	177,630
Rogers Communications, Inc., Class B	18,671	951,272
Rogers Sugar, Inc.(1)	4,005	17,428
Royal Bank of Canada	49,241	5,058,165
Russel Metals, Inc.	10,678	290,299
Sabina Gold & Silver Corp.(2)	28,165	35,942
Sandstorm Gold Ltd.(2)	11,571	73,554
Saputo, Inc.	9,247	260,117
Savaria Corp.	1,400	23,569
Secure Energy Services, Inc.	28,183	94,491
Shaw Communications, Inc., B Shares	36,681	1,079,511
ShawCor Ltd.(2)	16,100	63,423
Shopify, Inc., Class A(2)	1,668	2,547,103
Sienna Senior Living, Inc.(1)	2,635	33,333
Sierra Metals, Inc.(1)(2)	12,395	27,705
Sierra Wireless, Inc.(1)(2)	661	10,808
Silvercorp Metals, Inc.(1)	18,355	80,744
Sleep Country Canada Holdings, Inc.	2,986	80,398
SNC-Lavalin Group, Inc.(1)	6,200	167,869
Solaris Resources, Inc.(2)	1,800	16,721
Spin Master Corp.(2)	2,900	110,975
Sprott, Inc.	800	26,904
SSR Mining, Inc.	16,396	273,949
Stantec, Inc.	5,462	263,608
Stelco Holdings, Inc.	4,710	183,860
Stella-Jones, Inc.	5,523	188,850
Sun Life Financial, Inc.	15,868	817,014
Suncor Energy, Inc.	73,717	1,376,588
SunOpta, Inc.(2)	12,400	116,663
Superior Plus Corp.(1)	14,850	174,671
Tamarack Valley Energy Ltd.(1)(2)	51,696	99,159
Taseko Mines Ltd.(2)	50,600	89,838
TC Energy Corp.	20,134	955,912
Teck Resources Ltd., Class B	35,600	802,774
TECSYS, Inc.	1,200	51,152
TELUS Corp.	18,839	434,074
TFI International, Inc.	6,035	681,876
Thomson Reuters Corp.	3,054	356,851
Tidewater Midstream and Infrastructure Ltd.	12,230	12,602
Timbercreek Financial Corp.(1)	9,046	69,907
TMX Group Ltd.	1,978	217,609

Avantis International Equity ETF
	Shares	Value
Topaz Energy Corp.(1)	1,600	$19,987
Torex Gold Resources, Inc.(2)	14,216	158,876
Toromont Industries Ltd.	5,535	465,385
Toronto-Dominion Bank (The)	55,040	3,574,230
Tourmaline Oil Corp.	31,940	854,164
TransAlta Corp.	39,699	388,919
TransAlta Renewables, Inc.(1)	4,535	70,596
Transcontinental, Inc., Class A	9,035	174,878
TransGlobe Energy Corp.(1)(2)	14,400	25,795
Trican Well Service Ltd.(2)	32,819	64,772
Tricon Residential, Inc.	18,312	232,810
Trillium Therapeutics, Inc.(2)	1,431	24,656
Trisura Group Ltd.(2)	800	28,807
Turquoise Hill Resources Ltd.(2)	9,347	140,170
Uni-Select, Inc.(2)	7,700	107,476
Vermilion Energy, Inc.(2)	32,046	213,869
VersaBank	1,500	16,264
Viemed Healthcare, Inc.(2)	5,446	34,878
Wajax Corp.	3,600	68,111
Wesdome Gold Mines Ltd.(2)	14,081	138,505
West Fraser Timber Co. Ltd.	9,671	746,759
Western Forest Products, Inc.	81,042	138,105
Westshore Terminals Investment Corp.	6,105	108,730
Wheaton Precious Metals Corp.	7,469	336,613
Whitecap Resources, Inc.(1)	105,983	454,459
WildBrain Ltd.(1)(2)	9,000	19,546
Winpak Ltd.	1,600	54,278
WSP Global, Inc.	3,917	511,431
Yamana Gold, Inc.	72,652	320,748
		96,963,488
Denmark — 2.4%
ALK-Abello A/S(2)	268	130,999
Alm Brand A/S	3,657	28,812
Ambu A/S, B Shares	2,948	93,233
AP Moller - Maersk A/S, A Shares	179	485,077
AP Moller - Maersk A/S, B Shares	331	942,939
Bang & Olufsen A/S(2)	7,069	37,278
Bavarian Nordic A/S(2)	2,681	131,466
Carlsberg A/S, B Shares	1,609	281,036
cBrain A/S	669	46,079
Chemometec A/S	788	125,187
Chr Hansen Holding A/S	1,399	129,033
Coloplast A/S, B Shares	4,300	745,011
D/S Norden A/S	6,852	177,784
Danske Andelskassers Bank A/S(2)	9,479	16,319
Danske Bank A/S	38,283	642,408
Demant A/S(2)	2,860	162,228
Dfds A/S(2)	3,451	197,430
Drilling Co. of 1972 A/S (The)(2)	5,076	186,324
DSV Panalpina A/S	5,320	1,355,120
FLSmidth & Co. A/S	3,797	137,648

Avantis International Equity ETF
	Shares	Value
Genmab A/S, ADR(2)	35,616	$1,687,842
GN Store Nord AS	4,760	358,308
H Lundbeck A/S	4,046	119,633
H+H International A/S, B Shares(2)	4,100	153,237
ISS A/S(2)	2,220	51,087
Jyske Bank A/S(2)	4,850	211,722
Matas A/S	1,430	29,619
Netcompany Group A/S	1,010	130,561
Nilfisk Holding A/S(2)	2,826	104,929
NKT A/S(2)	1,992	89,720
NNIT A/S	1,317	29,607
North Media A/S	622	12,868
Novo Nordisk A/S, ADR	64,560	6,454,063
Novozymes A/S, B Shares	15,191	1,227,996
NTG Nordic Transport Group A/S(2)	275	23,191
Orsted AS	6,286	999,377
Pandora A/S	11,405	1,367,050
Per Aarsleff Holding A/S	2,742	129,333
Ringkjoebing Landbobank A/S	1,282	152,206
Rockwool International A/S, B Shares	868	459,203
Royal Unibrew A/S	5,436	702,262
Schouw & Co. A/S	1,181	128,096
SimCorp A/S	3,985	543,541
Solar A/S, B Shares	550	60,350
Spar Nord Bank A/S	8,701	100,256
Sydbank AS	6,684	195,629
Topdanmark AS	4,307	226,732
TORM plc(2)	3,329	25,766
Tryg A/S	14,183	351,176
Vestas Wind Systems A/S	39,941	1,611,652
		23,788,423
Finland — 1.1%
Aktia Bank Oyj	8,317	119,176
Altia Oyj(1)	1,409	17,862
CapMan Oyj, B Shares	6,695	24,832
Cargotec Oyj, B Shares	1,485	82,473
Caverion OYJ	4,200	39,017
Citycon Oyj	4,510	40,165
Elisa Oyj	5,094	326,478
Finnair Oyj(1)(2)	42,135	32,917
Fortum Oyj	19,437	590,787
HKScan Oyj, A Shares	3,140	7,734
Huhtamaki Oyj	6,102	325,996
Kamux Corp.	1,828	29,473
Kemira Oyj	12,243	206,748
Kesko Oyj, B Shares	20,294	839,756
Kojamo Oyj	4,206	102,416
Kone Oyj, B Shares	11,969	993,191
Konecranes Oyj	2,058	93,236
Lehto Group Oyj(2)	9,000	15,630
Marimekko Oyj	790	70,963

Avantis International Equity ETF
	Shares	Value
Metsa Board Oyj	14,684	$153,635
Metso Outotec Oyj	26,013	278,169
Neles Oyj	106	1,640
Neste Oyj	8,509	518,300
Nokia Oyj, ADR(2)	167,129	996,089
Nokian Renkaat Oyj	10,747	409,596
Orion Oyj, Class B	8,132	331,705
Outokumpu Oyj(2)	66,716	463,241
QT Group Oyj(2)	395	72,684
Rovio Entertainment Oyj	4,184	33,083
Sampo Oyj, A Shares	9,144	472,519
Sanoma Oyj	5,288	97,122
Scanfil Oyj	1,113	10,893
Stora Enso Oyj, R Shares	30,069	589,933
Suominen Oyj	5,131	30,185
Taaleri Oyj	3,323	43,897
TietoEVRY Oyj	759	27,031
Tokmanni Group Corp.	9,096	262,417
UPM-Kymmene Oyj	23,210	945,542
Uponor Oyj	9,224	297,471
Valmet Oyj	9,242	370,883
Verkkokauppa.com Oyj	3,420	34,522
Wartsila Oyj Abp	26,019	369,110
YIT Oyj	23,118	140,050
		10,908,567
France — 9.2%
AB Science SA(1)(2)	992	16,396
ABC arbitrage	4,260	36,458
Accor SA(2)	3,066	105,729
Aeroports de Paris(2)	1,893	222,928
Air France-KLM(1)(2)	25,337	118,381
Air Liquide SA	12,804	2,295,019
Airbus SE(2)	18,233	2,494,204
Akka Technologies(2)	194	10,781
AKWEL	1,895	51,938
Albioma SA	3,048	134,953
ALD SA	14,604	205,682
Alstom SA	9,717	417,764
Alten SA	4,465	736,520
Amundi SA	2,178	206,133
APERAM SA	6,209	380,929
ArcelorMittal SA(1)	66,016	2,208,235
Arkema SA	8,064	1,071,745
Atari SA(1)(2)	12,205	6,374
Atos SE	8,093	420,767
Aubay	553	32,253
AXA SA	63,759	1,791,213
Beneteau SA(2)	1,206	18,642
Bigben Interactive(1)	1,821	32,254
BioMerieux	1,662	203,555
Biosynex(1)	787	21,842

Avantis International Equity ETF
	Shares	Value
BNP Paribas SA	46,985	$2,976,493
Bollore SA	4,676	27,715
Bonduelle SCA	2,923	79,125
Bouygues SA	23,290	975,239
Bureau Veritas SA	19,060	633,463
Capgemini SE	4,706	1,057,849
Carrefour SA	67,290	1,339,616
Casino Guichard Perrachon SA(2)	817	23,734
Catana Group(2)	3,306	23,147
Cellectis SA, ADR(2)	1,355	19,485
CGG SA(2)	55,647	43,060
Chargeurs SA	3,410	94,750
Cie de Saint-Gobain	49,455	3,585,138
Cie des Alpes(2)	1,454	23,317
Cie Generale des Etablissements Michelin SCA	17,324	2,804,686
Cie Plastic Omnium SA	6,613	199,525
Claranova SADIR(2)	6,404	54,805
CNP Assurances	20,016	342,972
Coface SA(2)	13,016	160,152
Credit Agricole SA	39,995	577,276
Danone SA	8,657	632,184
Dassault Aviation SA	145	163,700
Dassault Systemes SE	12,711	726,001
Derichebourg SA(2)	12,559	148,653
Edenred	6,095	345,705
Eiffage SA	10,092	1,050,060
Electricite de France SA	31,862	432,108
Elis SA(2)	4,189	74,235
Engie SA	39,079	559,994
Eramet SA(2)	1,917	155,922
EssilorLuxottica SA	5,554	1,091,306
Etablissements Maurel et Prom SA(2)	2,340	5,850
Eurazeo SE	4,049	416,529
Eurofins Scientific SE	8,185	1,161,378
Euronext NV	7,991	927,311
Eutelsat Communications SA	20,363	235,527
Faurecia SE	18,288	883,506
FIGEAC-AERO(1)(2)	98	609
Fnac Darty SA	717	48,846
Focus Home Interactive SA(2)	526	35,823
Gaztransport Et Technigaz SA	2,165	180,597
Genfit(2)	264	1,144
Getlink SE	21,425	345,124
Groupe LDLC	402	31,061
Groupe SFPI	119	410
Hermes International	1,088	1,601,327
Iliad SA	2,959	636,302
Imerys SA	5,085	235,790
Innate Pharma SA(1)(2)	5,189	19,332
Interparfums SA	968	68,853
Ipsen SA	6,783	678,472

Avantis International Equity ETF
	Shares	Value
Jacquet Metals SACA	2,585	$61,378
JCDecaux SA(2)	8,670	241,878
Kaufman & Broad SA	2,490	115,968
Kering SA	3,809	3,033,947
L'Oreal SA	5,216	2,447,030
La Francaise des Jeux SAEM	14,542	752,537
Lagardere SA(2)	2,765	76,496
Legrand SA	7,954	912,596
LISI	2,849	94,201
LNA Sante SA	459	30,477
Lumibird(2)	68	1,325
LVMH Moet Hennessy Louis Vuitton SE	8,616	6,382,819
Maisons du Monde SA	9,602	221,744
Manitou BF SA	1,848	66,563
Mersen SA	1,842	71,861
Metropole Television SA	4,177	88,947
MGI Digital Graphic Technology(2)	500	21,958
Neoen SA(1)(2)	382	16,347
Nexans SA	5,304	531,662
Nexity SA	8,366	432,032
Orange SA, ADR	80,227	912,181
Orpea SA	4,602	580,124
Pernod Ricard SA	5,373	1,131,059
Pharmagest Interactive	152	17,334
Publicis Groupe SA	11,469	752,941
Quadient SA	4,719	134,010
Remy Cointreau SA	601	118,354
Renault SA(2)	15,815	588,699
ReWorld Media SA(2)	6,100	29,689
Rexel SA(2)	37,633	787,812
Rubis SCA	8,436	327,251
Safran SA	8,187	1,027,023
Sanofi, ADR	47,606	2,465,039
Sartorius Stedim Biotech	1,329	806,130
Schneider Electric SE	7,692	1,374,303
SCOR SE	9,862	302,662
SEB SA	3,676	578,646
SES SA	36,319	303,109
SMCP SA(2)	3,478	20,402
Societe BIC SA	2,772	184,549
Societe Generale SA	77,946	2,453,281
Sodexo SA(2)	3,397	281,478
SOITEC(2)	907	217,233
Sopra Steria Group SACA	652	132,814
SPIE SA	3,902	92,618
SRP Groupe SA(1)(2)	4,638	16,523
STMicroelectronics NV, (New York)(1)	68,566	3,046,387
Suez SA	20,236	469,569
Sword Group	534	28,186
Technicolor SA(2)	18,219	64,399
Teleperformance	6,379	2,821,977

Avantis International Equity ETF
	Shares	Value
Television Francaise 1	8,655	$86,880
Thales SA	8,913	905,272
TotalEnergies SE, ADR	92,997	4,118,837
Trigano SA	1,678	349,643
Ubisoft Entertainment SA(2)	7,960	505,635
Valeo SA	22,811	651,084
Vallourec SA(2)	7,400	68,578
Valneva SE(2)	15,675	388,075
Veolia Environnement SA	39,588	1,358,553
Verallia SA	7,000	255,153
Vicat SA	3,183	158,615
Vilmorin & Cie SA	1,210	78,314
Vinci SA	29,152	3,127,761
Virbac SA	547	231,491
Vivendi SE(1)	10,479	399,161
Worldline SA(2)	1,638	145,852
X-Fab Silicon Foundries SE(2)	5,899	62,249
		91,734,602
Germany — 7.8%
1&1 AG	1,191	37,621
2G Energy AG	320	33,864
7C Solarparken AG	5,170	23,375
Aareal Bank AG	7,942	209,901
Adesso SE	438	95,030
adidas AG	8,409	2,983,091
ADLER Group SA	5,546	147,341
ADVA Optical Networking SE(2)	6,745	111,793
AIXTRON SE	3,266	94,255
Allgeier SE	1,582	48,751
Allianz SE	11,579	2,718,306
Amadeus Fire AG	316	64,945
Aroundtown SA	75,517	578,662
Aumann AG(2)	1,364	28,024
AURELIUS Equity Opportunities SE & Co. KGaA	3,087	98,284
Aurubis AG	4,324	367,493
Baader Bank AG	2,534	22,428
BASF SE	31,036	2,400,920
Basler AG	472	82,056
Bauer AG(2)	2,186	30,757
Bayer AG	31,676	1,762,163
Bayerische Motoren Werke AG	20,868	1,980,764
Bayerische Motoren Werke AG, Preference Shares	3,575	299,291
BayWa AG	2,633	114,448
Bechtle AG	7,113	514,302
Befesa SA	1,812	146,951
Beiersdorf AG	3,219	390,671
Bertrandt AG	464	26,422
Bilfinger SE	3,404	119,419
Borussia Dortmund GmbH & Co. KGaA(2)	4,547	33,848
Brenntag SE	12,706	1,282,268
CANCOM SE	399	26,274

Avantis International Equity ETF
	Shares	Value
Carl Zeiss Meditec AG	1,272	$281,058
CECONOMY AG(2)	3,610	16,919
Cewe Stiftung & Co. KGAA	909	135,708
Commerzbank AG(2)	100,020	625,965
CompuGroup Medical SE & Co. KgaA	2,195	204,839
Continental AG(2)	9,556	1,284,208
Corestate Capital Holding SA(2)	1,174	18,151
Covestro AG	18,689	1,211,188
CropEnergies AG	2,072	25,042
CTS Eventim AG & Co. KGaA(2)	5,701	367,828
Daimler AG	40,380	3,406,245
Datagroup SE(2)	374	34,254
Delivery Hero SE(2)	1,530	222,050
Dermapharm Holding SE	1,767	164,061
Deutsche Bank AG(2)	146,891	1,814,104
Deutsche Beteiligungs AG	681	29,771
Deutsche Boerse AG	8,455	1,458,123
Deutsche EuroShop AG	5,232	120,954
Deutsche Lufthansa AG(1)(2)	12,370	123,925
Deutsche Pfandbriefbank AG	18,147	207,866
Deutsche Post AG	47,445	3,335,814
Deutsche Telekom AG	122,939	2,614,083
Deutsche Wohnen SE	18,502	1,148,476
Deutz AG(2)	12,786	116,769
Dialog Semiconductor plc(2)	7,735	615,754
DIC Asset AG	4,477	82,169
Draegerwerk AG & Co. KGaA	502	42,636
Draegerwerk AG & Co. KGaA, Preference Shares	1,418	119,753
Duerr AG	4,374	215,476
E.ON SE	88,276	1,164,675
Eckert & Ziegler Strahlen- und Medizintechnik AG	1,537	224,172
Einhell Germany AG, Preference Shares	150	30,902
Elmos Semiconductor SE	1,396	62,636
ElringKlinger AG(2)	3,981	64,818
Encavis AG	8,985	163,528
Evonik Industries AG	12,176	411,111
Evotec SE(2)	1,344	66,854
flatexDEGIRO AG(2)	2,689	279,395
Formycon AG(2)	600	36,869
Fraport AG Frankfurt Airport Services Worldwide(2)	1,701	110,001
Freenet AG	18,580	458,926
Fresenius Medical Care AG & Co. KGaA, ADR	7,717	297,722
Fresenius SE & Co. KGaA	5,574	289,810
FUCHS PETROLUB SE, Preference Shares	6,632	335,837
GEA Group AG	13,030	601,436
Gerresheimer AG	2,253	239,330
Global Fashion Group SA(2)	1,316	16,853
Grand City Properties SA	12,108	331,978
GRENKE AG	1,688	75,132
Hamburger Hafen und Logistik AG	3,471	76,518
Hannover Rueck SE	2,853	525,028

Avantis International Equity ETF
	Shares	Value
HeidelbergCement AG	14,264	$1,237,066
Heidelberger Druckmaschinen AG(2)	23,243	64,534
HelloFresh SE(2)	15,055	1,625,456
Henkel AG & Co. KGaA	2,144	192,970
Henkel AG & Co. KGaA, Preference Shares	3,815	372,737
HOCHTIEF AG	2,020	161,563
Home24 SE(2)	4,488	89,211
Hornbach Baumarkt AG	1,340	53,613
Hornbach Holding AG & Co. KGaA	1,291	138,103
HUGO BOSS AG	10,039	560,527
Hypoport SE(2)	224	154,806
Indus Holding AG	2,400	96,831
Infineon Technologies AG	26,423	1,125,032
Instone Real Estate Group AG	1,211	38,462
Jenoptik AG	3,654	132,054
JOST Werke AG	2,393	156,151
Jungheinrich AG, Preference Shares	8,937	482,647
K+S AG(2)	38,775	552,731
KION Group AG	6,699	716,837
Kloeckner & Co. SE(2)	14,176	191,404
Knorr-Bremse AG	5,080	609,985
Koenig & Bauer AG(2)	944	32,503
Krones AG	2,014	204,168
KSB SE & Co. KGaA	17	8,506
KSB SE & Co. KGaA, Preference Shares	67	29,792
KWS Saat SE & Co. KGaA	1,413	118,331
Lang & Schwarz AG(2)	546	48,700
Lanxess AG	6,130	446,832
LEG Immobilien SE	6,244	995,968
Leoni AG(2)	5,532	108,658
LPKF Laser & Electronics AG	1,686	42,702
Manz AG(2)	361	23,728
MBB SE	132	21,557
Merck KGaA	2,619	622,266
MLP SE	5,074	46,180
MPH Health Care AG(2)	78	2,367
MTU Aero Engines AG	3,101	711,670
Muenchener Rueckversicherungs-Gesellschaft AG	5,568	1,625,124
Nagarro SE(2)	1,011	181,463
Nemetschek SE	3,399	333,132
New Work SE	220	63,795
Nordex SE(2)	2,874	53,791
Norma Group SE	4,199	211,838
OEKOWORLD AG, Preference Shares	532	63,032
PATRIZIA AG	1,333	32,673
Pfeiffer Vacuum Technology AG	154	32,273
Porsche Automobil Holding SE, Preference Shares	7,359	744,496
ProSiebenSat.1 Media SE	13,178	251,590
Puma SE	7,635	927,002
PVA TePla AG(2)	540	20,826
QIAGEN NV(2)	1,276	71,226

Avantis International Equity ETF
	Shares	Value
Rational AG	144	$164,796
Rheinmetall AG	4,857	474,976
RTL Group SA(2)	593	36,849
RWE AG	27,968	1,092,087
S&T AG	5,242	120,362
SAF-Holland SE(2)	8,108	115,571
Salzgitter AG(2)	5,305	199,973
SAP SE, ADR	15,290	2,295,641
Sartorius AG, Preference Shares	1,281	843,939
Schaltbau Holding AG(2)	602	39,130
Scout24 AG	3,486	293,079
Secunet Security Networks AG	36	20,029
SGL Carbon SE(2)	8,645	95,981
Siemens AG	9,380	1,556,093
Siemens Energy AG(2)	20,683	600,250
Siemens Healthineers AG	3,262	226,862
Siltronic AG	1,813	299,575
Sixt SE(2)	1,906	256,175
Sixt SE, Preference Shares	2,216	174,168
SMA Solar Technology AG	134	6,418
SNP Schneider-Neureither & Partner SE(2)	575	35,634
Software AG	940	47,634
Stabilus SA	3,530	277,709
Steico SE	500	71,192
STO SE & Co. KGaA, Preference Shares	412	95,487
STRATEC SE	758	125,467
Stroeer SE & Co. KGaA	1,815	149,474
Suedzucker AG	6,323	107,900
SUESS MicroTec SE(2)	3,511	102,616
Symrise AG	4,665	663,876
TAG Immobilien AG	12,856	435,376
Takkt AG	1,582	26,355
TeamViewer AG(2)	6,235	207,729
Technotrans SE	537	19,923
Telefonica Deutschland Holding AG	108,727	305,210
thyssenkrupp AG(2)	31,069	346,194
Uniper SE	13,918	552,582
United Internet AG	3,483	150,545
va-Q-tec AG(2)	689	21,277
Varta AG	1,512	241,224
VERBIO Vereinigte BioEnergie AG	2,842	172,472
Villeroy & Boch AG, Preference Shares	748	20,410
Volkswagen AG	1,356	453,707
Volkswagen AG, Preference Shares	7,771	1,848,368
Vonovia SE	19,729	1,331,922
Wacker Chemie AG	2,095	369,663
Wacker Neuson SE	6,179	187,169
Wallstreet:Online AG(2)	565	14,973
Washtec AG	1,313	92,290
Westwing Group AG(2)	1,758	84,989
Wuestenrot & Wuerttembergische AG	2,845	62,598

Avantis International Equity ETF
	Shares	Value
Zalando SE(2)	6,719	$744,968
zooplus AG(2)	703	330,437
		78,218,671
Hong Kong — 2.6%
Aeon Credit Service Asia Co. Ltd.	2,000	1,270
AIA Group Ltd.	243,464	2,907,137
Asia Allied Infrastructure Holdings Ltd.	10,000	759
ASM Pacific Technology Ltd.	30,200	358,988
Atlas Corp.(1)	13,739	206,222
Bank of East Asia Ltd. (The)	135,200	226,775
BOC Hong Kong Holdings Ltd.	215,500	652,140
Bright Smart Securities & Commodities Group Ltd.	62,000	12,586
Budweiser Brewing Co. APAC Ltd.	8,800	21,989
C-Mer Eye Care Holdings Ltd.	56,000	56,307
Cafe de Coral Holdings Ltd.	54,000	98,301
Century City International Holdings Ltd.(2)	16,000	915
Chen Hsong Holdings	4,000	1,358
China Strategic Holdings Ltd.(2)	2,315,000	19,626
China Tonghai International Financial Ltd.	20,000	562
Chinese Estates Holdings Ltd.	26,500	9,625
Chow Sang Sang Holdings International Ltd.	81,000	123,218
Chow Tai Fook Jewellery Group Ltd.	53,800	108,837
Chuang's Consortium International Ltd.	16,000	1,846
CITIC Telecom International Holdings Ltd.	4,000	1,389
Citychamp Watch & Jewellery Group Ltd.(2)	156,000	29,115
CK Asset Holdings Ltd.	173,186	1,127,803
CK Hutchison Holdings Ltd.	136,500	995,099
CK Infrastructure Holdings Ltd.	28,000	169,765
CLP Holdings Ltd.	116,000	1,159,527
Cowell e Holdings, Inc.(2)	60,000	47,348
CSI Properties Ltd.	240,000	7,633
Dah Sing Banking Group Ltd.	49,200	47,314
Dah Sing Financial Holdings Ltd.	28,400	88,354
Dairy Farm International Holdings Ltd.	18,700	65,956
Dickson Concepts International Ltd.	15,500	8,773
Dream International Ltd.	2,000	748
Emperor Capital Group Ltd.(2)	36,000	566
Emperor Entertainment Hotel Ltd.	10,000	1,222
ESR Cayman Ltd.(2)	19,600	59,709
Fairwood Holdings Ltd.	4,500	10,042
Far East Consortium International Ltd.	36,000	13,050
First Pacific Co. Ltd.	254,000	94,696
FSE Lifestyle Services Ltd.	3,000	2,185
Fullshare Holdings Ltd.(1)(2)	365,000	4,925
Futu Holdings Ltd., ADR(1)(2)	454	43,216
Galaxy Entertainment Group Ltd.(2)	22,000	141,055
Giordano International Ltd.	100,000	21,312
Guotai Junan International Holdings Ltd.	520,000	91,404
Haitong International Securities Group Ltd.	428,000	123,629
Hang Lung Group Ltd.	75,000	187,049
Hang Lung Properties Ltd.	86,000	206,523

Avantis International Equity ETF
	Shares	Value
Hang Seng Bank Ltd.	41,900	$749,062
Health & Happiness H&H International Holdings Ltd.	3,000	8,588
Henderson Land Development Co. Ltd.	109,000	493,164
Hengdeli Holdings Ltd.(2)	24,000	923
HK Electric Investments & HK Electric Investments Ltd.	2,000	1,989
HKT Trust & HKT Ltd.	125,000	170,449
Hong Kong & China Gas Co. Ltd.	226,990	364,945
Hong Kong Exchanges & Clearing Ltd.	35,588	2,248,238
Hong Kong Technology Venture Co. Ltd.(1)(2)	39,000	52,419
Hongkong & Shanghai Hotels Ltd. (The)(2)	20,000	17,942
Hongkong Land Holdings Ltd.	113,700	477,079
Huayi Tencent Entertainment Co. Ltd.(1)(2)	1,300,000	33,863
Hutchison Telecommunications Hong Kong Holdings Ltd.	68,000	10,741
Hysan Development Co. Ltd.	66,000	235,504
IGG, Inc.	137,000	130,849
International Housewares Retail Co. Ltd.	24,000	8,725
IRC Ltd.(2)	1,018,000	38,368
Jacobson Pharma Corp. Ltd.	8,000	636
Jardine Matheson Holdings Ltd.	4,800	260,301
JBM Healthcare Ltd.(2)	1,000	132
Johnson Electric Holdings Ltd.	49,000	112,218
K Wah International Holdings Ltd.	101,000	44,288
Karrie International Holdings Ltd.	96,000	19,752
Keck Seng Investments Hong Kong Ltd.(2)	2,000	973
Kerry Logistics Network Ltd.	92,000	292,352
Kerry Properties Ltd.	69,000	234,752
Kwoon Chung Bus Holdings Ltd.(2)	4,000	1,017
Lifestyle International Holdings Ltd.(2)	26,000	16,508
LK Technology Holdings Ltd.	47,500	159,296
Luk Fook Holdings International Ltd.	69,000	191,572
Man Wah Holdings Ltd.	172,400	322,137
Melco Resorts & Entertainment Ltd., ADR(2)	12,986	178,687
Modern Dental Group Ltd.	9,000	10,595
MTR Corp. Ltd.	36,786	207,089
Multifield International Holdings Ltd.	6,400	911
New World Development Co. Ltd.	84,750	398,633
NWS Holdings Ltd.	190,000	184,233
Pacific Basin Shipping Ltd.	850,000	463,104
Pacific Century Premium Developments Ltd.(2)	15,660	1,289
Pacific Textiles Holdings Ltd.	139,000	74,142
Paliburg Holdings Ltd.(2)	4,000	1,105
PC Partner Group Ltd.	38,000	32,567
PCCW Ltd.	131,357	68,504
Perfect Medical Health Management Ltd.	64,000	53,829
Playmates Holdings Ltd.	16,000	1,810
Power Assets Holdings Ltd.	72,500	455,012
Public Financial Holdings Ltd.	4,000	1,287
Realord Group Holdings Ltd.(2)	70,000	96,335
Regal Hotels International Holdings Ltd.(2)	4,000	1,807
Regina Miracle International Holdings Ltd.	5,000	1,774
Sa Sa International Holdings Ltd.(2)	194,000	41,982

Avantis International Equity ETF
	Shares	Value
Sands China Ltd.(2)	60,800	$195,326
SAS Dragon Holdings Ltd.	4,000	2,362
Shangri-La Asia Ltd.(2)	14,000	12,317
Shun Tak Holdings Ltd.(2)	104,000	29,802
Sino Land Co. Ltd.	256,164	377,257
SITC International Holdings Co. Ltd.	148,000	644,702
SJM Holdings Ltd.(2)	108,000	93,983
SmarTone Telecommunications Holdings Ltd.	36,500	20,564
Solargiga Energy Holdings Ltd.(2)	355,000	22,512
Soundwill Holdings Ltd.	2,000	2,069
Stella International Holdings Ltd.(2)	30,000	40,269
Sun Hung Kai & Co. Ltd.	33,000	18,070
Sun Hung Kai Properties Ltd.	54,500	768,666
SUNeVision Holdings Ltd.	79,000	83,731
Swire Pacific Ltd., Class A	60,000	406,190
Swire Properties Ltd.	90,200	243,785
Symphony Holdings Ltd.	10,000	1,145
Techtronic Industries Co. Ltd.	49,000	1,084,479
Television Broadcasts Ltd.(2)	1,200	1,019
Ten Pao Group Holdings Ltd.	68,000	20,157
Texhong Textile Group Ltd.	52,500	80,018
Texwinca Holdings Ltd.	32,000	6,910
Theme International Holdings Ltd.(2)	620,000	97,142
TK Group Holdings Ltd.	4,000	1,755
Truly International Holdings Ltd.(2)	374,000	140,428
United Laboratories International Holdings Ltd. (The)	176,000	118,838
Upbest Group Ltd.	8,000	833
Value Partners Group Ltd.	204,000	111,300
Vitasoy International Holdings Ltd.(1)	62,000	159,862
VSTECS Holdings Ltd.	116,000	109,106
VTech Holdings Ltd.	27,400	266,144
WH Group Ltd.(1)	1,042,600	904,316
Wharf Real Estate Investment Co. Ltd.	114,000	564,551
Wynn Macau Ltd.(2)	48,800	54,985
Xinyi Glass Holdings Ltd.	146,000	613,526
Yue Yuen Industrial Holdings Ltd.(2)	123,000	249,440
		26,078,904
Ireland — 0.7%
AIB Group plc(1)(2)	77,913	234,106
Bank of Ireland Group plc(2)	120,447	753,910
Cairn Homes plc(2)	56,341	75,770
CRH plc	27,261	1,444,177
Dalata Hotel Group plc(2)	20,247	90,344
FBD Holdings plc(2)	1,492	13,548
Glanbia plc	40,336	720,120
Glenveagh Properties plc(2)	62,148	79,496
Kerry Group plc, A Shares	3,028	444,149
Kingspan Group plc	5,834	666,214
Origin Enterprises plc	12,211	48,184
Permanent TSB Group Holdings plc(2)	426	703
Smurfit Kappa Group plc	32,002	1,834,159

Avantis International Equity ETF
	Shares	Value
Uniphar plc(2)	8,228	$38,522
		6,443,402
Israel — 0.8%
Adgar Investment and Development Ltd.	2,629	5,336
AFI Properties Ltd.(2)	610	31,154
Airport City Ltd.(2)	4,714	86,337
Allot Ltd.(2)	1,441	23,949
Alony Hetz Properties & Investments Ltd.	7,486	110,360
Altshuler Shaham Provident Funds & Pension Ltd.	4,732	26,257
Amot Investments Ltd.	10,164	72,145
Ashtrom Group Ltd.	1,430	31,209
AudioCodes Ltd.	1,060	33,178
Azorim-Investment Development & Construction Co. Ltd.(2)	10,263	41,699
Azrieli Group Ltd.	1,130	105,635
Bank Hapoalim BM	41,561	357,534
Bank Leumi Le-Israel BM	58,252	481,232
Bezeq The Israeli Telecommunication Corp. Ltd.(2)	48,235	57,311
Big Shopping Centers Ltd.(2)	379	55,644
Caesarstone Ltd.	1,359	17,667
Camtek Ltd.(2)	4,223	174,308
Carasso Motors Ltd.	1,574	7,869
Cellcom Israel Ltd.(2)	7,491	28,243
Ceragon Networks Ltd.(1)(2)	8,260	33,370
Check Point Software Technologies Ltd.(2)	2,999	376,764
Clal Insurance Enterprises Holdings Ltd.(2)	7,078	148,541
Cognyte Software Ltd.(2)	986	27,095
CyberArk Software Ltd.(2)	757	127,131
Danel Adir Yeoshua Ltd.	359	72,721
Delek Automotive Systems Ltd.	5,939	78,806
Delek Group Ltd.(2)	620	34,493
Delta Galil Industries Ltd.	980	50,744
Elbit Systems Ltd.	979	142,422
Elco Ltd.	589	36,021
Electra Consumer Products 1970 Ltd.	1,098	60,987
Electra Ltd.	121	72,323
Energix-Renewable Energies Ltd.	8,260	34,145
Equital Ltd.(2)	926	25,645
Fattal Holdings 1998 Ltd.(2)	271	24,641
FIBI Holdings Ltd.(2)	1,180	48,862
First International Bank of Israel Ltd.	2,808	101,503
Fiverr International Ltd.(1)(2)	423	75,933
Formula Systems 1985 Ltd.	165	16,401
Fox Wizel Ltd.	923	122,328
Freshmarket Ltd.	2,580	10,249
Gav-Yam Lands Corp. Ltd.	7,708	86,647
Gazit-Globe Ltd.	7,325	53,010
Gilat Satellite Networks Ltd.	3,128	31,420
Hagag Group Real Estate Development	921	5,348
Harel Insurance Investments & Financial Services Ltd.	9,136	89,739
Hilan Ltd.	936	52,911
ICL Group Ltd.	37,153	262,925

Avantis International Equity ETF
	Shares	Value
IDI Insurance Co. Ltd.	759	$27,217
Inmode Ltd.(2)	1,197	156,663
Inrom Construction Industries Ltd.	17,244	85,061
Isracard Ltd.	24,016	99,659
Israel Canada T.R Ltd.	5,119	21,211
Israel Corp. Ltd. (The)(2)	305	92,592
Israel Discount Bank Ltd., A Shares(2)	60,273	311,326
Israel Land Development - Urban Renewal Ltd.	1,768	22,596
Isras Investment Co. Ltd.	113	24,652
Ituran Location and Control Ltd.	2,962	77,279
Kamada Ltd.(2)	654	3,505
Kenon Holdings Ltd.	515	20,189
Kornit Digital Ltd.(2)	888	115,769
M Yochananof & Sons Ltd.	742	52,654
Magic Software Enterprises Ltd.	2,798	58,597
Malam - Team Ltd.	872	29,016
Matrix IT Ltd.	1,703	46,484
Maytronics Ltd.	2,847	65,296
Mediterranean Towers Ltd.	6,613	20,599
Mega Or Holdings Ltd.	773	28,962
Melisron Ltd.(2)	314	25,369
Menora Mivtachim Holdings Ltd.	2,781	61,605
Migdal Insurance & Financial Holdings Ltd.(2)	41,156	58,036
Mivne Real Estate KD Ltd.	27,735	93,834
Mizrahi Tefahot Bank Ltd.	7,181	238,885
Naphtha Israel Petroleum Corp. Ltd.(2)	1,311	6,015
Nawi Brothers Ltd.	1,423	10,734
Nice Ltd., ADR(2)	1,023	297,386
Nova Ltd.(2)	997	100,223
Oil Refineries Ltd.(2)	184,249	40,186
One Software Technologies Ltd.	4,313	69,045
OPC Energy Ltd.(2)	3,159	29,285
Partner Communications Co. Ltd.(2)	15,212	72,102
Paz Oil Co. Ltd.(2)	668	67,262
Perion Network Ltd.(2)	2,956	61,949
Phoenix Holdings Ltd. (The)	13,146	140,364
Prashkovsky Investments and Construction Ltd.	500	14,779
Radware Ltd.(2)	2,439	83,609
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	1,156	81,103
Raval Ics Ltd.	1,946	4,330
Sapiens International Corp. NV	1,050	30,181
Shapir Engineering and Industry Ltd.	10,541	84,125
Shikun & Binui Ltd.(2)	11,430	66,650
Shufersal Ltd.	23,468	193,495
Silicom Ltd.(2)	230	10,295
Sisram Medical Ltd.	8,800	15,392
Strauss Group Ltd.	3,148	90,996
Summit Real Estate Holdings Ltd.(2)	2,787	43,927
Tadiran Group Ltd.	273	35,581
Taro Pharmaceutical Industries Ltd.(2)	711	48,220
Tel Aviv Stock Exchange Ltd.	8,957	48,991

Avantis International Equity ETF
	Shares	Value
Teva Pharmaceutical Industries Ltd., ADR(2)	26,459	$249,244
Tower Semiconductor Ltd.(2)	9,239	272,327
Victory Supermarket Chain Ltd.	849	17,710
Wix.com Ltd.(2)	661	146,795
YH Dimri Construction & Development Ltd.	818	55,609
ZUR Shamir Holdings Ltd.	917	2,742
		8,377,900
Italy — 2.3%
A2A SpA	260,498	572,304
ACEA SpA	7,414	177,045
Amplifon SpA	4,325	226,229
Anima Holding SpA	2,119	10,930
Aquafil SpA(2)	3,718	31,818
Arnoldo Mondadori Editore SpA(2)	17,910	39,542
Ascopiave SpA	16,797	70,903
Assicurazioni Generali SpA	13,979	285,186
Atlantia SpA(2)	5,612	105,122
Autogrill SpA(2)	6,335	47,503
Azimut Holding SpA	12,890	362,056
Banca Generali SpA(2)	7,224	321,262
Banca IFIS SpA	1,577	27,370
Banca Mediolanum SpA	14,690	152,509
Banca Monte dei Paschi di Siena SpA(1)(2)	15,205	20,258
Banca Popolare di Sondrio SCPA	35,811	162,971
Banca Sistema SpA(1)(2)	6,395	17,643
Banco BPM SpA	117,218	388,737
Banco di Desio e della Brianza SpA(1)	1,492	5,624
BFF Bank SpA	32,161	293,837
Biesse SpA(2)	2,461	88,314
BPER Banca	96,990	211,159
Brembo SpA	7,593	109,783
Brunello Cucinelli SpA(2)	802	47,295
Buzzi Unicem SpA	6,162	163,584
Cairo Communication SpA(1)	13,896	30,928
Carel Industries SpA	3,267	93,898
Cementir Holding NV	4,280	48,475
Cerved Group SpA(2)	4,431	51,691
CIR SpA-Compagnie Industriali(2)	75,799	43,677
CNH Industrial NV	58,769	971,501
Credito Emiliano SpA	4,826	32,349
Danieli & C Officine Meccaniche SpA	1,813	52,835
Danieli & C Officine Meccaniche SpA, Preference Shares	6,298	119,690
Davide Campari-Milano NV	4,788	66,218
De' Longhi SpA	7,808	353,367
DiaSorin SpA	800	182,519
Digital Bros SpA(1)	1,147	36,204
Digital Value SpA(2)	373	42,002
doValue SpA	6,803	85,093
Enav SpA(2)	36,812	160,638
Enel SpA	189,887	1,729,954
Eni SpA, ADR	41,163	1,011,787

Avantis International Equity ETF
	Shares	Value
ERG SpA	1,836	$54,119
Esprinet SpA	4,756	90,897
Falck Renewables SpA	2,628	21,680
Ferrari NV	3,012	653,365
Fila SpA	2,851	34,783
FinecoBank Banca Fineco SpA(2)	39,446	726,677
Gruppo MutuiOnline SpA	2,717	164,008
GVS SpA	8,560	163,566
Hera SpA	133,443	576,928
Infrastrutture Wireless Italiane SpA	2,416	28,744
Interpump Group SpA	1,568	111,439
Intesa Sanpaolo SpA	486,487	1,376,688
Iren SpA	137,312	424,460
Italgas SpA	72,755	482,337
La Doria SpA	1,075	23,139
Leonardo SpA(2)	38,934	317,019
Maire Tecnimont SpA(1)	27,880	108,663
Mediaset SpA	43,310	135,119
Mediobanca Banca di Credito Finanziario SpA(2)	15,614	184,066
Moncler SpA	7,813	500,269
Nexi SpA(2)	8,421	175,531
OVS SpA(2)	41,695	85,005
Pharmanutra SpA	424	32,819
Piaggio & C SpA	14,394	54,545
Poste Italiane SpA	38,939	527,932
Prima Industrie SpA(2)	812	20,014
Prysmian SpA	17,113	644,303
RAI Way SpA	12,934	78,642
Recordati Industria Chimica e Farmaceutica SpA	2,842	186,494
Reno de Medici SpA	27,168	46,158
Reply SpA	1,488	300,107
Retelit SpA	11,714	40,700
Safilo Group SpA(1)(2)	27,433	53,503
Saipem SpA(1)(2)	67,110	159,021
Salcef SpA	1,607	34,512
Salvatore Ferragamo SpA(1)(2)	3,272	66,830
Sanlorenzo SpA/Ameglia	1,000	33,270
Saras SpA(2)	28,486	23,630
Sesa SpA(2)	808	161,184
Snam SpA	55,292	326,920
Societa Cattolica Di Assicurazione SpA(2)	17,156	142,347
Stellantis NV	84,123	1,682,800
Tamburi Investment Partners SpA	1,206	13,161
Technogym SpA	16,948	200,354
Telecom Italia SpA/Milano	743,208	336,725
Telecom Italia SpA/Milano, Preference Shares	449,602	217,217
Tenaris SA, ADR	6,871	138,244
Terna - Rete Elettrica Nazionale	61,725	488,248
Tinexta Spa	2,223	102,915
Tod's SpA(2)	31	1,695
UniCredit SpA	62,651	781,196

Avantis International Equity ETF
	Shares	Value
Unieuro SpA	2,076	$54,244
Unipol Gruppo SpA	49,493	293,548
Webuild SpA(1)	66,359	177,364
Zignago Vetro SpA	929	19,926
		22,930,880
Japan — 21.1%
77 Bank Ltd. (The)	5,000	56,679
A&D Co. Ltd.	1,800	18,286
ABC-Mart, Inc.(1)	700	37,425
Access Co. Ltd.(2)	200	1,753
Acom Co. Ltd.	24,300	93,916
Adastria Co. Ltd.(1)	2,800	45,736
ADEKA Corp.	11,700	255,416
Advantest Corp.	6,900	594,446
Adways, Inc.	4,300	26,128
Aeon Co. Ltd.(1)	22,600	598,288
Aeon Delight Co. Ltd.(1)	800	25,884
Aeon Fantasy Co. Ltd.(1)	600	10,321
AEON Financial Service Co. Ltd.(1)	11,900	140,062
Aeon Hokkaido Corp.	2,600	27,272
Aeon Mall Co. Ltd.(1)	10,500	159,906
AFC-HD AMS Life Science Co. Ltd.(1)	2,500	26,133
AGC, Inc.	17,000	821,246
Ai Holdings Corp.	3,600	73,013
Aica Kogyo Co. Ltd.	2,400	80,402
Aichi Bank Ltd. (The)	1,000	32,010
Aichi Steel Corp.	1,300	33,155
Aida Engineering Ltd.	3,300	31,888
Aiful Corp.	12,900	41,144
Ain Holdings, Inc.	1,200	80,684
Air Water, Inc.	18,200	293,231
Airport Facilities Co. Ltd.	1,500	8,005
Airtrip Corp.	800	21,304
Aisan Industry Co. Ltd.	6,000	46,119
Aisin Corp.	11,400	435,155
Aizawa Securities Co. Ltd.	2,200	20,522
Ajinomoto Co., Inc.	31,600	931,453
Akatsuki, Inc.	1,000	29,300
Akebono Brake Industry Co. Ltd.(2)	15,900	27,133
Akita Bank Ltd. (The)	800	10,624
Alconix Corp.	3,100	44,802
Alfresa Holdings Corp.	9,300	147,166
Alleanza Holdings Co. Ltd.	1,300	15,978
Alpen Co. Ltd.	2,700	85,036
Alps Alpine Co. Ltd.	22,600	236,759
Altech Corp.	1,500	26,280
Amada Co. Ltd.	13,000	131,783
Amano Corp.	3,600	91,387
ANA Holdings, Inc.(2)	1,100	26,075
Anest Iwata Corp.	1,100	10,187
Anritsu Corp.(1)	11,100	192,403

Avantis International Equity ETF
	Shares	Value
AOKI Holdings, Inc.	3,800	$21,603
Aomori Bank Ltd. (The)	1,400	27,641
Aoyama Trading Co. Ltd.(2)	3,400	19,896
Aoyama Zaisan Networks Co. Ltd.(1)	1,600	12,681
Aozora Bank Ltd.	12,200	286,023
Arakawa Chemical Industries Ltd.	2,100	24,062
Arata Corp.	1,900	77,000
Arcland Sakamoto Co. Ltd.(1)	4,600	64,053
Arcland Service Holdings Co. Ltd.	700	14,085
Arcs Co. Ltd.	5,400	109,776
Ardepro Co. Ltd.	32,100	19,531
Arealink Co. Ltd.	1,300	16,649
Argo Graphics, Inc.	600	17,861
Ariake Japan Co. Ltd.	700	39,592
Arisawa Manufacturing Co. Ltd.	2,100	17,474
ARTERIA Networks Corp.	3,600	58,630
ArtSpark Holdings, Inc.	6,300	49,006
Aruhi Corp.	1,000	12,166
AS One Corp.	300	44,548
Asahi Co. Ltd.	1,300	15,776
Asahi Diamond Industrial Co. Ltd.	5,100	24,025
Asahi Group Holdings Ltd.	13,100	608,948
Asahi Holdings, Inc.(1)	10,700	216,056
Asahi Intecc Co. Ltd.	1,900	57,487
Asahi Kasei Corp.	71,100	733,046
Asahi Net, Inc.	200	1,340
ASAHI YUKIZAI Corp.	1,900	25,760
Asanuma Corp.	500	20,298
Asia Pile Holdings Corp.	3,600	15,722
Asics Corp.	16,700	353,952
ASKA Pharmaceutical Holdings Co. Ltd.	3,500	32,298
ASKUL Corp.	2,200	34,393
Astellas Pharma, Inc.	82,400	1,388,433
Asukanet Co. Ltd.	100	799
Ateam, Inc.	100	1,375
Aucnet, Inc.	2,500	47,333
Autobacs Seven Co. Ltd.	8,300	115,623
Avant Corp.	1,700	23,508
Avex, Inc.	600	8,190
Awa Bank Ltd. (The)	2,000	39,781
Axial Retailing, Inc.	2,100	75,832
Azbil Corp.	2,500	108,410
Bandai Namco Holdings, Inc.	4,300	298,244
Bando Chemical Industries Ltd.	2,900	24,315
Bank of Iwate Ltd. (The)	1,100	17,064
Bank of Kyoto Ltd. (The)(1)	4,300	190,210
Bank of Nagoya Ltd. (The)	1,300	31,377
Bank of Okinawa Ltd. (The)	2,600	64,594
Bank of Saga Ltd. (The)	1,100	14,408
Bank of the Ryukyus Ltd.	2,500	18,226
BayCurrent Consulting, Inc.	900	446,437

Avantis International Equity ETF
	Shares	Value
Beenos, Inc.	1,700	$47,743
Belc Co. Ltd.	1,000	52,497
Bell System24 Holdings, Inc.(1)	2,900	42,002
Belluna Co. Ltd.	7,300	54,556
Benefit One, Inc.	2,100	84,236
Benesse Holdings, Inc.	6,000	129,614
BeNext-Yumeshin Group Co.	3,127	34,032
Bengo4.com, Inc.(2)	100	6,298
Bic Camera, Inc.(1)	10,800	104,941
BML, Inc.	3,000	121,165
Bookoff Group Holdings Ltd.	100	872
Bridgestone Corp.	24,400	1,123,221
Broadleaf Co. Ltd.	1,400	6,673
Brother Industries Ltd.	24,100	494,570
Bunka Shutter Co. Ltd.	6,500	68,831
Business Brain Showa-Ota, Inc.	800	12,629
CAC Holdings Corp.	100	1,499
Calbee, Inc.	4,300	106,551
Canon Electronics, Inc.	1,400	20,321
Canon Marketing Japan, Inc.	3,700	84,363
Canon, Inc., ADR(1)	30,484	725,824
Capcom Co. Ltd.	6,400	178,234
Careerlink Co. Ltd.	600	10,709
Carenet, Inc.	900	52,119
Carlit Holdings Co. Ltd.	1,900	15,144
Carta Holdings, Inc.	1,600	30,832
Casio Computer Co. Ltd.	8,700	134,368
Cawachi Ltd.	1,100	22,952
Central Automotive Products Ltd.	500	13,738
Central Glass Co. Ltd.	9,700	195,686
Central Japan Railway Co.	4,200	614,753
Central Security Patrols Co. Ltd.	1,000	24,141
Ceres, Inc.	700	17,456
Change, Inc.(2)	1,200	26,803
Chiba Bank Ltd. (The)	40,800	254,702
Chiba Kogyo Bank Ltd. (The)	700	1,843
Chikaranomoto Holdings Co. Ltd.(2)	200	1,092
Chilled & Frozen Logistics Holdings Co. Ltd.	1,200	19,103
Chiyoda Co. Ltd.	100	723
Chiyoda Corp.(2)	400	1,354
Chiyoda Integre Co. Ltd.	100	1,746
Chofu Seisakusho Co. Ltd.	600	11,028
Chubu Electric Power Co., Inc.	23,700	286,590
Chubu Shiryo Co. Ltd.(1)	1,300	13,284
Chudenko Corp.	2,100	43,620
Chugai Pharmaceutical Co. Ltd.	11,000	429,802
Chugoku Bank Ltd. (The)	13,900	112,035
Chugoku Electric Power Co., Inc. (The)	3,500	32,651
Chugoku Marine Paints Ltd.	3,500	28,767
CI Takiron Corp.	5,800	33,084
Citizen Watch Co. Ltd.	24,600	107,521

Avantis International Equity ETF
	Shares	Value
CKD Corp.	4,300	$89,914
Cleanup Corp.	200	1,037
CMIC Holdings Co. Ltd.	1,200	16,075
CMK Corp.(2)	400	1,526
Coca-Cola Bottlers Japan Holdings, Inc.	11,200	156,317
cocokara fine, Inc.(1)	600	47,224
COLOPL, Inc.	5,100	38,548
Colowide Co. Ltd.(1)	5,300	84,413
Computer Engineering & Consulting Ltd.	1,600	22,640
COMSYS Holdings Corp.	5,600	150,506
Comture Corp.	1,300	35,309
Concordia Financial Group Ltd.	79,600	308,622
Core Corp.	100	1,365
Cosel Co. Ltd.	1,200	11,177
Cosmo Energy Holdings Co. Ltd.	8,600	170,637
Cosmos Initia Co. Ltd.	200	791
Cosmos Pharmaceutical Corp.	1,600	283,335
CRE, Inc.	1,800	27,259
Create Restaurants Holdings, Inc.(1)(2)	6,200	46,653
Create SD Holdings Co. Ltd.	2,300	81,130
Credit Saison Co. Ltd.	20,100	228,629
Cresco Ltd.	1,600	28,484
CROOZ, Inc.(2)	700	8,532
CTI Engineering Co. Ltd.	1,500	33,593
Curves Holdings Co. Ltd.(1)	2,300	17,539
CyberAgent, Inc.	21,400	391,750
CYBERDYNE, Inc.(2)	200	809
Cybozu, Inc.	2,000	45,788
Dai Nippon Printing Co. Ltd.	15,900	377,780
Dai-Dan Co. Ltd.	600	14,735
Dai-ichi Life Holdings, Inc.	51,500	1,019,044
Daibiru Corp.	5,800	76,419
Daicel Corp.	38,100	306,657
Daido Metal Co. Ltd.	2,400	12,789
Daido Steel Co. Ltd.	2,200	100,382
Daifuku Co. Ltd.	400	35,304
Daihen Corp.	2,900	126,266
Daiho Corp.	1,800	65,292
Daiichi Jitsugyo Co. Ltd.	700	29,958
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	3,900	58,167
Daiichi Sankyo Co. Ltd.	25,400	603,311
Daiichikosho Co. Ltd.	1,900	64,229
Daiken Corp.	1,400	29,578
Daiki Aluminium Industry Co. Ltd.	4,400	59,364
Daikin Industries Ltd.	4,800	1,197,823
Daikokutenbussan Co. Ltd.	800	50,431
Daikyonishikawa Corp.	5,500	33,245
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	1,200	27,648
Daio Paper Corp.	8,600	161,080
Daiseki Co. Ltd.(1)	3,480	140,785
Daishi Hokuetsu Financial Group, Inc.	3,800	93,533

Avantis International Equity ETF
	Shares	Value
Daishinku Corp.	500	$17,083
Daito Pharmaceutical Co. Ltd.	1,100	36,069
Daito Trust Construction Co. Ltd.	6,400	702,886
Daiwa House Industry Co. Ltd.	26,100	795,886
Daiwa Industries Ltd.(1)	2,200	24,406
Daiwa Securities Group, Inc.	111,900	633,020
Daiwabo Holdings Co. Ltd.	15,600	296,400
DCM Holdings Co. Ltd.(1)	8,400	80,999
Dear Life Co. Ltd.	300	1,324
DeNA Co. Ltd.	5,200	91,557
Denka Co. Ltd.	7,500	262,877
Densan System Holdings Co. Ltd.	300	7,550
Denso Corp.	10,800	755,924
Dentsu Group, Inc.	9,300	345,710
Denyo Co. Ltd.	700	13,046
Dexerials Corp.	8,300	162,103
Diamond Electric Holdings Co. Ltd.	900	20,598
DIC Corp.	9,400	270,377
Digital Arts, Inc.	800	63,366
Digital Garage, Inc.	2,800	127,770
Digital Hearts Holdings Co. Ltd.	700	12,510
Digital Holdings, Inc.	2,800	42,926
Digital Information Technologies Corp.	1,300	23,360
Dip Corp.(1)	2,700	85,797
Disco Corp.	1,300	377,646
DKK Co. Ltd.	1,000	20,731
DMG Mori Co. Ltd.	3,500	62,446
Doshisha Co. Ltd.	1,400	22,303
Double Standard, Inc.	300	21,664
Doutor Nichires Holdings Co. Ltd.	1,100	16,369
Dowa Holdings Co. Ltd.	4,100	180,046
DTS Corp.	3,900	90,588
Duskin Co. Ltd.	1,600	38,374
DyDo Group Holdings, Inc.	700	35,735
E-Guardian, Inc.	600	17,988
Eagle Industry Co. Ltd.	4,000	45,410
Earth Corp.	2,400	141,999
East Japan Railway Co.	7,500	504,107
Ebara Corp.	12,900	641,220
Ebara Jitsugyo Co. Ltd.	1,800	41,057
Ebase Co. Ltd.	200	1,420
eBook Initiative Japan Co. Ltd.(2)	600	20,603
Eco's Co. Ltd.	200	3,540
EDION Corp.	12,500	121,448
EF-ON, Inc.(1)	2,700	20,842
Ehime Bank Ltd. (The)	1,500	10,659
Eiken Chemical Co. Ltd.	2,700	52,607
Eisai Co. Ltd.	4,100	338,126
Eizo Corp.	1,100	42,474
EJ Holdings, Inc.	2,400	27,465
Elan Corp.	2,500	29,161

Avantis International Equity ETF
	Shares	Value
Elecom Co. Ltd.	3,500	$56,626
Electric Power Development Co. Ltd.	19,400	289,808
Elematec Corp.	1,300	13,452
EM Systems Co. Ltd.	200	1,472
en Japan, Inc.	1,100	37,157
ENEOS Holdings, Inc.	225,200	870,379
Enigmo, Inc.	3,000	39,608
Enplas Corp.	800	22,862
ES-Con Japan Ltd.(1)	700	4,969
ESPEC Corp.	1,100	21,924
euglena Co. Ltd.(2)	200	1,598
Exedy Corp.	3,600	54,470
Ezaki Glico Co. Ltd.	2,100	79,439
F.C.C. Co. Ltd.	3,700	51,733
Fancl Corp.	1,400	47,360
FANUC Corp.	1,500	326,791
Fast Retailing Co. Ltd.	1,100	724,546
Feed One Co. Ltd.	3,720	25,696
Ferrotec Holdings Corp.	8,000	234,643
FIDEA Holdings Co. Ltd.	16,400	18,778
Financial Products Group Co. Ltd.	11,700	72,327
First Bank of Toyama Ltd. (The)	400	1,057
First Juken Co. Ltd.	100	1,158
FJ Next Co. Ltd.	1,400	13,074
Food & Life Cos. Ltd.	6,900	296,162
Forum Engineering, Inc.	1,800	14,320
Foster Electric Co. Ltd.	1,300	10,262
FP Corp.	3,300	126,365
France Bed Holdings Co. Ltd.	3,000	25,213
Freebit Co. Ltd.	200	1,508
Freee KK(2)	400	32,347
Fronteo, Inc.(2)	2,600	42,223
Fudo Tetra Corp.	2,600	41,175
Fuji Co. Ltd.(1)	2,200	39,307
Fuji Corp. Ltd.	2,400	14,960
Fuji Corp./Aichi	6,200	160,499
Fuji Corp/Miyagi	1,800	19,013
Fuji Electric Co. Ltd.	5,200	224,959
Fuji Kyuko Co. Ltd.	1,000	41,032
Fuji Media Holdings, Inc.	3,700	38,569
Fuji Oil Co. Ltd.	8,700	20,289
Fuji Oil Holdings, Inc.	6,000	135,637
Fuji Pharma Co. Ltd.	1,800	18,880
Fuji Seal International, Inc.	5,500	123,557
Fuji Soft, Inc.	2,900	150,317
Fujibo Holdings, Inc.	1,400	53,943
Fujicco Co. Ltd.	1,300	22,444
FUJIFILM Holdings Corp.	12,800	1,053,340
Fujikura Ltd.(2)	36,000	207,275
Fujimi, Inc.	1,600	89,178
Fujimori Kogyo Co. Ltd.	2,100	87,426

Avantis International Equity ETF
	Shares	Value
Fujitec Co. Ltd.	4,300	$105,761
Fujitsu General Ltd.	4,800	119,820
Fujitsu Ltd.	9,500	1,748,825
Fukuda Corp.	500	22,851
Fukui Bank Ltd. (The)	1,200	17,148
Fukui Computer Holdings, Inc.	1,000	39,560
Fukuoka Financial Group, Inc.	12,500	230,782
Fukushima Galilei Co. Ltd.	800	35,246
Fukuyama Transporting Co. Ltd.	2,600	109,318
FULLCAST Holdings Co. Ltd.	1,600	30,801
Fumakilla Ltd.	1,700	20,758
Funai Soken Holdings, Inc.(1)	1,300	32,046
Furukawa Battery Co. Ltd. (The)	2,000	29,314
Furukawa Co. Ltd.	2,100	23,625
Furukawa Electric Co. Ltd.	5,700	122,516
Furuno Electric Co. Ltd.	1,800	17,867
Furyu Corp.	2,500	35,331
Fuso Chemical Co. Ltd.	1,000	41,124
Futaba Corp.	2,200	15,982
Futaba Industrial Co. Ltd.	7,600	33,533
Future Corp.	1,900	42,286
Fuyo General Lease Co. Ltd.	2,200	151,896
G-7 Holdings, Inc.	2,000	72,221
G-Tekt Corp.	3,200	43,060
Gakken Holdings Co. Ltd.	1,700	19,287
Gakujo Co. Ltd.	100	1,052
Genky DrugStores Co. Ltd.	1,300	60,764
Geo Holdings Corp.(1)	3,500	37,837
giftee, Inc.(2)	1,300	42,191
GL Sciences, Inc.	500	10,937
GLOBERIDE, Inc.	1,600	107,348
Glory Ltd.	6,200	129,005
GMO Financial Holdings, Inc.(1)	7,400	55,063
GMO GlobalSign Holdings KK	300	13,020
GMO Internet, Inc.	4,800	124,865
GMO Payment Gateway, Inc.	2,100	275,517
Godo Steel Ltd.	1,200	16,394
Goldcrest Co. Ltd.	1,700	26,043
Goldwin, Inc.	600	36,682
Golf Digest Online, Inc.	1,300	16,843
Good Com Asset Co. Ltd.	1,400	18,425
Grace Technology, Inc.	2,100	23,283
Gree, Inc.	1,800	10,613
gremz, Inc.	400	10,144
GS Yuasa Corp.	7,000	164,006
GSI Creos Corp.	1,400	13,283
Gumi, Inc.(1)	3,100	24,988
GungHo Online Entertainment, Inc.	5,700	110,728
Gunma Bank Ltd. (The)	33,200	107,050
Gunze Ltd.	1,700	68,839
H-One Co. Ltd.	2,900	18,876

Avantis International Equity ETF
	Shares	Value
H.U. Group Holdings, Inc.	8,000	$236,094
H2O Retailing Corp.	12,800	100,486
Hachijuni Bank Ltd. (The)	33,600	115,708
Hagihara Industries, Inc.	500	6,839
Hakuhodo DY Holdings, Inc.(1)	11,100	175,027
Hakuto Co. Ltd.	1,000	16,381
Hamakyorex Co. Ltd.	1,800	53,589
Hamamatsu Photonics KK	2,900	169,021
Hankyu Hanshin Holdings, Inc.	4,800	143,638
Hanwa Co. Ltd.	7,200	215,902
Happinet Corp.	1,700	22,469
Harmonic Drive Systems, Inc.	200	11,043
Haseko Corp.	12,000	165,961
Hazama Ando Corp.	24,000	179,011
Heiwa Corp.	4,300	78,423
Heiwa Real Estate Co. Ltd.	2,700	104,544
Heiwado Co. Ltd.(1)	4,200	83,508
HI-LEX Corp.	1,900	29,994
Hibiya Engineering Ltd.	2,000	34,356
Hikari Tsushin, Inc.	700	122,489
Hino Motors Ltd.	14,100	122,008
Hinokiya Group Co. Ltd.	600	12,594
Hioki EE Corp.	800	59,181
Hirakawa Hewtech Corp.	100	1,066
Hirano Tecseed Co. Ltd.	100	2,442
Hirata Corp.	700	42,943
Hirogin Holdings, Inc.	27,500	158,176
Hirose Electric Co. Ltd.	1,200	199,794
Hiroshima Gas Co. Ltd.	1,600	5,472
HIS Co. Ltd.(2)	1,000	23,191
Hisaka Works Ltd.	200	1,548
Hisamitsu Pharmaceutical Co., Inc.(1)	1,100	44,080
Hitachi Construction Machinery Co. Ltd.	7,400	212,004
Hitachi Ltd.	45,600	2,520,152
Hitachi Metals Ltd.(2)	4,400	84,934
Hitachi Transport System Ltd.	2,600	108,798
Hitachi Zosen Corp.	41,200	298,039
Hito Communications Holdings, Inc.	1,100	18,315
Hochiki Corp.	300	3,198
Hodogaya Chemical Co. Ltd.	700	32,175
Hogy Medical Co. Ltd.	2,000	62,548
Hokkaido Electric Power Co., Inc.	22,500	105,341
Hokko Chemical Industry Co. Ltd.	1,800	17,042
Hokkoku Bank Ltd. (The)	1,200	22,999
Hokuetsu Corp.	13,900	76,347
Hokuhoku Financial Group, Inc.	14,500	111,138
Hokuriku Electric Power Co.	8,900	48,140
Hokuto Corp.	2,300	41,674
Honda Motor Co. Ltd., ADR	50,816	1,537,692
Honeys Holdings Co. Ltd.	1,200	12,360
Hoosiers Holdings	4,500	27,052

Avantis International Equity ETF
	Shares	Value
Horiba Ltd.	2,700	$192,957
Hoshizaki Corp.	700	65,714
Hosiden Corp.(1)	8,200	67,456
Hosokawa Micron Corp.	400	23,911
House Foods Group, Inc.	2,300	73,844
Hoya Corp.	8,356	1,349,361
Hulic Co. Ltd.	21,100	247,506
Hyakugo Bank Ltd. (The)	21,400	62,965
Hyakujushi Bank Ltd. (The)	2,500	36,165
I K K, Inc.(2)	200	1,245
I-Net Corp./Kanagawa	900	11,662
I-PEX, Inc.	1,900	34,179
Ibiden Co. Ltd.	7,900	425,070
Ichigo, Inc.	15,700	48,597
Ichikoh Industries Ltd.	4,300	26,481
Ichinen Holdings Co. Ltd.	1,200	13,516
Ichiyoshi Securities Co. Ltd.	2,700	15,723
Idec Corp.	3,200	66,330
Idemitsu Kosan Co. Ltd.	9,700	232,320
IDOM, Inc.	11,800	100,279
IHI Corp.(2)	19,100	424,665
Iida Group Holdings Co. Ltd.	16,100	408,733
Iino Kaiun Kaisha Ltd.	13,100	62,537
IJTT Co. Ltd.	300	1,643
IMAGICA GROUP, Inc.(2)	200	950
Imasen Electric Industrial	200	1,282
Inaba Denki Sangyo Co. Ltd.	4,600	112,675
Inaba Seisakusho Co. Ltd.	100	1,316
Inabata & Co. Ltd.	6,300	96,373
Inageya Co. Ltd.	1,300	17,061
Ines Corp.	1,400	20,084
Infocom Corp.	2,400	53,806
Infomart Corp.	4,600	41,009
Information Services International-Dentsu Ltd.	1,900	74,114
Innotech Corp.	1,300	16,458
INPEX Corp.	86,300	592,958
Insource Co. Ltd.	1,500	28,849
Intage Holdings, Inc.	6,100	84,376
Intelligent Wave, Inc.	200	1,159
Inter Action Corp.	1,400	34,816
Internet Initiative Japan, Inc.	7,100	247,153
Inui Global Logistics Co. Ltd.	100	2,171
IR Japan Holdings Ltd.	500	59,687
Iriso Electronics Co. Ltd.	900	37,639
Iseki & Co. Ltd.(2)	2,300	33,017
Isetan Mitsukoshi Holdings Ltd.	24,800	166,092
Ishihara Sangyo Kaisha Ltd.	3,700	38,174
Isuzu Motors Ltd.	48,300	610,573
Itfor, Inc.	2,100	16,663
ITmedia, Inc.	1,600	32,223
Ito En Ltd.	1,800	113,908

Avantis International Equity ETF
	Shares	Value
ITOCHU Corp.	48,200	$1,449,910
Itochu Enex Co. Ltd.	7,600	68,133
Itochu Techno-Solutions Corp.	3,600	111,229
Itoham Yonekyu Holdings, Inc.	18,000	121,522
Itoki Corp.	400	1,304
IwaiCosmo Holdings, Inc.	2,500	31,275
Iwatani Corp.	4,500	248,193
Iyo Bank Ltd. (The)	20,100	107,566
Izumi Co. Ltd.(1)	3,100	100,855
J Front Retailing Co. Ltd.(1)	31,800	274,435
J Trust Co. Ltd.(1)(2)	6,800	22,158
J-Oil Mills, Inc.(1)	1,700	27,829
JAC Recruitment Co. Ltd.	1,100	17,856
Jaccs Co. Ltd.	3,400	84,986
JAFCO Group Co. Ltd.	1,100	66,434
Janome Sewing Machine Co. Ltd.	1,800	11,330
Japan Airlines Co. Ltd.(2)	1,900	40,479
Japan Airport Terminal Co. Ltd.(2)	300	13,619
Japan Asia Group Ltd.	4,700	41,223
Japan Aviation Electronics Industry Ltd.	7,000	102,309
Japan Best Rescue System Co. Ltd.	2,100	20,780
Japan Communications, Inc.(2)	13,500	31,107
Japan Display, Inc.(2)	1,900	621
Japan Electronic Materials Corp.	1,400	23,536
Japan Elevator Service Holdings Co. Ltd.	2,800	73,657
Japan Exchange Group, Inc.	21,300	507,269
Japan Investment Adviser Co. Ltd.	1,800	23,081
Japan Lifeline Co. Ltd.	8,500	102,106
Japan Material Co. Ltd.	6,200	70,876
Japan Medical Dynamic Marketing, Inc.	100	2,085
Japan Petroleum Exploration Co. Ltd.	3,700	63,653
Japan Post Bank Co. Ltd.	15,000	131,164
Japan Post Holdings Co. Ltd.(2)	82,500	709,065
Japan Post Insurance Co. Ltd.	15,400	279,665
Japan Property Management Center Co. Ltd.	900	10,285
Japan Pulp & Paper Co. Ltd.	700	23,818
Japan Securities Finance Co. Ltd.	11,800	89,103
Japan Steel Works Ltd. (The)	3,900	92,097
Japan Transcity Corp.	1,700	9,115
Japan Wool Textile Co. Ltd. (The)	6,800	63,523
JCR Pharmaceuticals Co. Ltd.	3,800	100,188
JCU Corp.	1,900	71,788
JDC Corp.	2,700	14,120
JFE Holdings, Inc.	55,400	898,581
JGC Holdings Corp.	8,500	71,305
JINS Holdings, Inc.(1)	1,000	65,227
JM Holdings Co. Ltd.	1,700	35,276
JMDC, Inc.(2)	700	47,919
JMS Co. Ltd.	2,000	14,024
Joshin Denki Co. Ltd.	2,100	48,045
Joyful Honda Co. Ltd.	3,400	43,346

Avantis International Equity ETF
	Shares	Value
JSB Co. Ltd.	500	$15,710
JSP Corp.	1,200	17,664
JSR Corp.	7,200	249,481
JTEKT Corp.	22,000	198,923
JTOWER, Inc.(2)	600	49,462
Juki Corp.	3,200	22,334
Juroku Bank Ltd. (The)	3,400	71,768
Justsystems Corp.	2,200	129,655
JVCKenwood Corp.	32,600	61,639
K's Holdings Corp.	15,800	172,705
Kadokawa Corp.	1,900	87,136
Kaga Electronics Co. Ltd.	2,700	71,054
Kagome Co. Ltd.	4,500	119,720
Kajima Corp.	23,200	299,750
Kakaku.com, Inc.	7,300	227,138
Kaken Pharmaceutical Co. Ltd.	2,000	90,347
Kamakura Shinsho Ltd.	200	1,903
Kameda Seika Co. Ltd.	800	33,898
Kamei Corp.	1,600	17,068
Kamigumi Co. Ltd.	10,200	220,176
Kanamoto Co. Ltd.	4,500	102,830
Kandenko Co. Ltd.	8,500	73,032
Kaneka Corp.	6,000	248,318
Kanematsu Corp.	11,400	146,609
Kanematsu Electronics Ltd.	700	24,438
Kansai Electric Power Co., Inc. (The)	45,400	456,236
Kansai Paint Co. Ltd.	2,800	72,521
Kanto Denka Kogyo Co. Ltd.	7,200	70,061
Kao Corp.	14,300	863,814
Katakura Industries Co. Ltd.	1,400	18,724
Katitas Co. Ltd.	4,500	149,457
Kato Sangyo Co. Ltd.	2,100	64,225
Kato Works Co. Ltd.	100	830
Kawai Musical Instruments Manufacturing Co. Ltd.	800	27,165
Kawasaki Heavy Industries Ltd.(2)	4,800	102,106
Kawasaki Kisen Kaisha Ltd.(2)	15,600	779,041
KDDI Corp.	62,600	1,913,393
KeePer Technical Laboratory Co. Ltd.	1,500	49,165
Keihan Holdings Co. Ltd.	1,800	51,654
Keihanshin Building Co. Ltd.	1,700	23,642
Keikyu Corp.	2,900	35,350
Keio Corp.	1,400	75,334
Keisei Electric Railway Co. Ltd.	2,400	73,833
KEIWA, Inc.	800	34,712
Keiyo Bank Ltd. (The)	9,600	38,806
Keiyo Co. Ltd.(1)	2,900	21,077
Kenko Mayonnaise Co. Ltd.	800	11,054
Kewpie Corp.	7,200	177,293
Keyence Corp.	2,400	1,440,799
KFC Holdings Japan Ltd.	2,300	62,402
KH Neochem Co. Ltd.	1,700	46,316

Avantis International Equity ETF
	Shares	Value
Ki-Star Real Estate Co. Ltd.	1,300	$60,043
Kikkoman Corp.	4,100	307,808
Kimura Chemical Plants Co. Ltd.	2,400	16,133
Kinden Corp.	8,500	143,914
King Jim Co. Ltd.(1)	200	1,596
Kintetsu Group Holdings Co. Ltd.(2)	1,000	34,156
Kintetsu World Express, Inc.	3,800	92,198
Kirin Holdings Co. Ltd.	20,500	371,393
Kissei Pharmaceutical Co. Ltd.	2,000	44,037
Kitanotatsujin Corp.(1)	5,900	27,464
Kito Corp.	1,600	24,131
Kitz Corp.	10,200	75,508
Kiyo Bank Ltd. (The)	11,200	159,744
KLab, Inc.(2)	3,700	22,009
Koa Corp.	2,500	35,907
Kobayashi Pharmaceutical Co. Ltd.	600	46,964
Kobe Bussan Co. Ltd.	4,300	167,270
Kobe Steel Ltd.	44,900	285,460
Koei Tecmo Holdings Co. Ltd.	2,100	89,613
Kohnan Shoji Co. Ltd.	7,700	253,858
Koito Manufacturing Co. Ltd.	4,300	263,031
Kojima Co. Ltd.(1)	4,800	28,407
Kokusai Pulp & Paper Co. Ltd.	400	1,330
Kokuyo Co. Ltd.	8,000	139,975
Komatsu Ltd.	32,000	778,327
Komatsu Matere Co. Ltd.	200	1,790
Komehyo Holdings Co. Ltd.	1,400	20,251
Komeri Co. Ltd.	3,900	89,428
Komori Corp.	2,000	15,392
Konami Holdings Corp.	6,700	424,123
Kondotec, Inc.	1,100	10,103
Konica Minolta, Inc.	61,600	312,626
Konishi Co. Ltd.	2,600	39,632
Konoike Transport Co. Ltd.	1,100	13,689
Konoshima Chemical Co. Ltd.	1,100	25,548
Kose Corp.	400	48,273
Kotobuki Spirits Co. Ltd.	500	33,111
Krosaki Harima Corp.	600	26,778
Kubota Corp.	43,900	907,047
Kumagai Gumi Co. Ltd.	4,300	105,002
Kumiai Chemical Industry Co. Ltd.	200	1,653
Kura Sushi, Inc.	1,000	39,189
Kurabo Industries Ltd.	1,300	23,006
Kuraray Co. Ltd.	34,300	322,428
Kureha Corp.	2,500	170,424
Kurita Water Industries Ltd.	6,000	281,408
Kusuri no Aoki Holdings Co. Ltd.	1,100	77,108
KYB Corp.	3,400	95,979
Kyocera Corp.	8,500	528,420
Kyoei Steel Ltd.	2,900	38,544
Kyokuto Boeki Kaisha Ltd.	1,200	26,128

Avantis International Equity ETF
	Shares	Value
Kyokuto Kaihatsu Kogyo Co. Ltd.	3,400	$51,029
Kyokuto Securities Co. Ltd.	1,300	9,493
Kyokuyo Co. Ltd.	1,200	32,876
KYORIN Holdings, Inc.	900	14,918
Kyosan Electric Manufacturing Co. Ltd.	300	1,286
Kyowa Exeo Corp.	11,500	288,590
Kyowa Kirin Co. Ltd.	18,700	611,878
Kyudenko Corp.	4,800	172,594
Kyushu Electric Power Co., Inc.	32,900	251,313
Kyushu Financial Group, Inc.	31,900	123,749
Kyushu Railway Co.(2)	5,600	126,728
LAC Co. Ltd.	1,200	10,616
LAND Co. Ltd.(1)(2)	183,200	18,420
Lasertec Corp.	2,700	587,275
Lawson, Inc.(1)	6,400	307,816
LEC, Inc.	1,500	15,078
Legs Co. Ltd.	700	13,867
Leopalace21 Corp.(2)	200	434
Life Corp.	600	23,700
Like Co. Ltd.	1,200	19,532
Link And Motivation, Inc.(1)	4,500	41,877
Lintec Corp.	4,700	106,435
Lion Corp.	11,600	197,384
LITALICO, Inc.	600	30,246
Lixil Corp.	24,300	707,172
M&A Capital Partners Co. Ltd.(2)	700	33,958
m-up Holdings, Inc.	1,300	36,010
M3, Inc.	8,500	570,073
Mabuchi Motor Co. Ltd.	2,600	90,910
Macnica Fuji Electronics Holdings, Inc.	8,800	211,688
Macromill, Inc.	1,900	13,052
Maeda Corp.	15,800	116,323
Maeda Kosen Co. Ltd.(1)	1,400	41,956
Maeda Road Construction Co. Ltd.	4,100	68,801
Makino Milling Machine Co. Ltd.	1,600	59,567
Makita Corp.	9,900	568,723
Makuake, Inc.(1)(2)	300	15,164
Mandom Corp.	1,300	19,666
Mani, Inc.(1)	600	11,862
MarkLines Co. Ltd.	800	21,085
Marubeni Corp.	117,500	934,867
Marudai Food Co. Ltd.	1,500	24,240
Maruha Nichiro Corp.	6,500	149,999
Marui Group Co. Ltd.	11,100	197,462
Maruichi Steel Tube Ltd.	4,200	103,266
Marumae Co. Ltd.	1,200	21,792
Marusan Securities Co. Ltd.	7,700	43,831
Maruwa Co. Ltd.	800	77,244
Maruwa Unyu Kikan Co. Ltd.(1)	1,800	23,832
Maruzen CHI Holdings Co. Ltd.	300	1,040
Maruzen Showa Unyu Co. Ltd.	800	24,728

Avantis International Equity ETF
	Shares	Value
Marvelous, Inc.	2,500	$15,627
Matching Service Japan Co. Ltd.	100	943
Matsuda Sangyo Co. Ltd.	1,400	37,161
Matsui Construction Co. Ltd.	200	1,388
Matsui Securities Co. Ltd.	7,500	54,692
Matsumotokiyoshi Holdings Co. Ltd.(1)	4,200	194,250
Matsuya Co. Ltd.(2)	200	1,689
Max Co. Ltd.	2,400	42,015
Maxell Holdings Ltd.(2)	5,800	68,186
Mazda Motor Corp.(2)	37,800	328,135
McDonald's Holdings Co. Japan Ltd.	2,000	95,398
MCJ Co. Ltd.	10,400	115,884
Mebuki Financial Group, Inc.	93,400	208,730
MEC Co. Ltd.	1,300	39,664
Media Do Co. Ltd.	700	33,918
Medical Data Vision Co. Ltd.(1)	1,800	28,188
Medipal Holdings Corp.	16,100	307,769
Medley, Inc.(2)	200	7,956
MedPeer, Inc.(2)	800	30,889
Megachips Corp.	2,100	64,127
Megmilk Snow Brand Co. Ltd.	5,500	115,277
Meidensha Corp.	5,000	111,612
MEIJI Holdings Co. Ltd.	8,300	510,467
Meiko Electronics Co. Ltd.	4,000	100,116
Meiko Network Japan Co. Ltd.(1)	200	1,043
Meisei Industrial Co. Ltd.	2,800	19,017
Meitec Corp.	1,600	93,229
Meiwa Corp.	300	1,273
Melco Holdings, Inc.	800	37,750
Members Co. Ltd.	800	23,933
Menicon Co. Ltd.	1,300	106,526
Mercari, Inc.(1)(2)	4,400	217,107
METAWATER Co. Ltd.	3,600	62,192
Micronics Japan Co. Ltd.	3,700	48,374
Midac Co. Ltd.	1,200	48,433
Mie Kotsu Group Holdings, Inc.	3,300	15,022
Milbon Co. Ltd.	1,400	86,999
MIMAKI ENGINEERING Co. Ltd.	3,400	28,300
Mimasu Semiconductor Industry Co. Ltd.	2,400	51,022
MINEBEA MITSUMI, Inc.	21,300	547,589
Mirait Holdings Corp.	14,600	290,438
Miroku Jyoho Service Co. Ltd.	1,400	20,943
MISUMI Group, Inc.	4,500	178,508
Mitani Sangyo Co. Ltd.	400	1,380
Mito Securities Co. Ltd.	6,000	16,565
Mitsuba Corp.(2)	6,200	37,077
Mitsubishi Chemical Holdings Corp.	69,000	605,824
Mitsubishi Corp.	40,500	1,218,745
Mitsubishi Electric Corp.	56,700	775,151
Mitsubishi Estate Co. Ltd.	25,700	402,369
Mitsubishi Gas Chemical Co., Inc.	10,000	188,427

Avantis International Equity ETF
	Shares	Value
Mitsubishi HC Capital, Inc.	74,740	$400,230
Mitsubishi Heavy Industries Ltd.	26,900	710,668
Mitsubishi Kakoki Kaisha Ltd.	800	17,825
Mitsubishi Logisnext Co. Ltd.	2,600	22,824
Mitsubishi Logistics Corp.	3,500	99,625
Mitsubishi Materials Corp.	14,800	303,383
Mitsubishi Motors Corp.(2)	37,500	95,704
Mitsubishi Paper Mills Ltd.(2)	300	970
Mitsubishi Pencil Co. Ltd.	500	6,601
Mitsubishi Research Institute, Inc.	1,200	46,553
Mitsubishi Shokuhin Co. Ltd.	1,300	34,018
Mitsubishi UFJ Financial Group, Inc., ADR(1)	428,783	2,336,867
Mitsuboshi Belting Ltd.	2,300	42,045
Mitsui & Co. Ltd.	33,800	745,479
Mitsui Chemicals, Inc.	17,600	607,594
Mitsui DM Sugar Holdings Co. Ltd.	1,000	17,590
Mitsui E&S Holdings Co. Ltd.(2)	5,200	21,792
Mitsui Fudosan Co. Ltd.	33,800	775,641
Mitsui High-Tec, Inc.	2,500	143,371
Mitsui Matsushima Holdings Co. Ltd.	2,100	25,130
Mitsui Mining & Smelting Co. Ltd.	8,300	251,737
Mitsui OSK Lines Ltd.	9,100	701,396
Mitsui-Soko Holdings Co. Ltd.	3,200	77,887
Mitsuuroko Group Holdings Co. Ltd.	400	4,716
Miura Co. Ltd.	1,300	58,363
Mixi, Inc.	5,000	114,833
Miyaji Engineering Group, Inc.	700	16,887
Miyazaki Bank Ltd. (The)	1,900	35,611
Mizuho Financial Group, Inc., ADR(1)	377,831	1,050,370
Mizuho Leasing Co. Ltd.(1)	3,700	118,199
Mizuno Corp.	1,900	45,146
Mochida Pharmaceutical Co. Ltd.	1,500	49,955
Modec, Inc.	1,900	27,997
Monex Group, Inc.	19,900	105,882
Monogatari Corp. (The)	1,200	67,704
MonotaRO Co. Ltd.	6,400	141,842
Morinaga & Co. Ltd.	2,600	91,183
Morinaga Milk Industry Co. Ltd.	3,500	220,845
Morita Holdings Corp.	2,300	32,309
Morito Co. Ltd.	200	1,245
MOS Food Services, Inc.	900	27,031
MrMax Holdings Ltd.	2,600	14,934
MS&AD Insurance Group Holdings, Inc.	19,900	644,141
MTI Ltd.	1,300	8,408
Murata Manufacturing Co. Ltd.	16,000	1,319,005
Musashi Seimitsu Industry Co. Ltd.	7,700	135,604
Musashino Bank Ltd. (The)	3,800	62,093
Nabtesco Corp.	5,600	221,454
Nachi-Fujikoshi Corp.	2,300	89,875
Nafco Co. Ltd.	2,100	34,703
Nagano Keiki Co. Ltd.	1,700	17,159

Avantis International Equity ETF
	Shares	Value
Nagase & Co. Ltd.	11,600	$191,326
Nagoya Railroad Co. Ltd.(2)	2,400	42,198
Nakanishi, Inc.	5,600	126,605
Nakayama Steel Works Ltd.	300	1,375
Namura Shipbuilding Co. Ltd.(2)	400	787
Nankai Electric Railway Co. Ltd.	7,100	152,363
Nanto Bank Ltd. (The)	2,700	49,396
NEC Capital Solutions Ltd.	1,100	21,197
NEC Corp.	15,100	792,496
NEC Networks & System Integration Corp.	7,600	144,872
NET One Systems Co. Ltd.	7,800	247,111
Nexon Co. Ltd.	7,200	131,318
Nextage Co. Ltd.	5,900	117,288
NGK Insulators Ltd.	22,500	373,017
NGK Spark Plug Co. Ltd.	16,800	258,232
NH Foods Ltd.	8,900	345,348
NHK Spring Co. Ltd.	20,400	146,326
Nichi-iko Pharmaceutical Co. Ltd.	3,100	23,987
Nichias Corp.	6,800	180,348
Nichiban Co. Ltd.	100	1,628
Nichicon Corp.	2,100	20,832
Nichiha Corp.	4,600	135,352
Nichirei Corp.	13,400	341,652
Nichireki Co. Ltd.	1,600	18,698
Nidec Corp.	5,118	584,622
Nifco, Inc.	4,900	154,730
Nihon Chouzai Co. Ltd.	1,900	29,913
Nihon Dempa Kogyo Co. Ltd.(2)	2,000	15,940
Nihon Flush Co. Ltd.	1,200	13,821
Nihon Kohden Corp.	5,200	174,514
Nihon M&A Center, Inc.	6,600	196,813
Nihon Nohyaku Co. Ltd.	4,900	24,208
Nihon Parkerizing Co. Ltd.	5,200	54,291
Nihon Trim Co. Ltd.	800	27,604
Nihon Unisys Ltd.	8,100	220,097
Nikkiso Co. Ltd.	1,900	15,436
Nikkon Holdings Co. Ltd.	6,300	131,483
Nikon Corp.	17,700	186,030
Nintendo Co. Ltd.	3,800	1,825,669
Nippn Corp.	4,400	64,664
Nippo Corp.	4,700	138,109
Nippon Aqua Co. Ltd.	200	1,055
Nippon Carbon Co. Ltd.	700	26,384
Nippon Ceramic Co. Ltd.	500	13,706
Nippon Chemi-Con Corp.(2)	2,700	53,014
Nippon Chemical Industrial Co. Ltd.	1,300	39,259
Nippon Coke & Engineering Co. Ltd.	28,100	32,156
Nippon Commercial Development Co. Ltd.	1,700	26,106
Nippon Concrete Industries Co. Ltd.	6,200	17,052
Nippon Denko Co. Ltd.	16,500	49,120
Nippon Densetsu Kogyo Co. Ltd.	1,300	21,999

Avantis International Equity ETF
	Shares	Value
Nippon Electric Glass Co. Ltd.	9,400	$200,567
Nippon Express Co. Ltd.	4,500	305,985
Nippon Fine Chemical Co. Ltd.	400	7,617
Nippon Gas Co. Ltd.	5,100	72,391
Nippon Hume Corp.	200	1,343
Nippon Kanzai Co. Ltd.	1,800	43,481
Nippon Kayaku Co. Ltd.	14,800	163,754
Nippon Kodoshi Corp.	900	26,763
Nippon Koei Co. Ltd.	1,600	45,073
Nippon Light Metal Holdings Co. Ltd.	7,920	138,839
Nippon Paint Holdings Co. Ltd.	3,500	43,467
Nippon Paper Industries Co. Ltd.	13,700	152,442
Nippon Parking Development Co. Ltd.	9,600	14,561
Nippon Pillar Packing Co. Ltd.	1,100	25,852
Nippon Road Co. Ltd. (The)	700	52,845
Nippon Sanso Holdings Corp.	4,200	101,785
Nippon Seiki Co. Ltd.	3,000	33,440
Nippon Sheet Glass Co. Ltd.(2)	7,600	39,367
Nippon Shinyaku Co. Ltd.	600	48,701
Nippon Shokubai Co. Ltd.	2,500	132,509
Nippon Signal Co. Ltd.	3,600	30,329
Nippon Soda Co. Ltd.	1,900	60,767
Nippon Steel Corp.	49,000	1,001,467
Nippon Steel Trading Corp.	1,900	86,798
Nippon Suisan Kaisha Ltd.	42,800	235,893
Nippon Telegraph & Telephone Corp.	46,400	1,236,225
Nippon Television Holdings, Inc.	7,000	74,645
Nippon Thompson Co. Ltd.	3,800	19,591
Nippon Yakin Kogyo Co. Ltd.	2,500	61,110
Nippon Yusen KK	18,200	1,463,550
Nipro Corp.	19,100	222,163
Nishi-Nippon Financial Holdings, Inc.	15,500	97,818
Nishi-Nippon Railroad Co. Ltd.	1,500	37,043
Nishimatsu Construction Co. Ltd.	5,600	176,461
Nishimatsuya Chain Co. Ltd.(1)	5,800	69,698
Nishio Rent All Co. Ltd.	3,200	84,890
Nissan Chemical Corp.	4,300	241,088
Nissan Motor Co. Ltd.(2)	128,100	672,024
Nissan Shatai Co. Ltd.	200	1,345
Nissan Tokyo Sales Holdings Co. Ltd.	500	1,109
Nissei ASB Machine Co. Ltd.	1,000	38,447
Nissei Plastic Industrial Co. Ltd.	200	2,104
Nissha Co. Ltd.	7,100	114,601
Nisshin Group Holdings Co. Ltd.	3,900	17,808
Nisshin Oillio Group Ltd. (The)	2,900	80,638
Nisshin Seifun Group, Inc.	4,400	72,252
Nisshinbo Holdings, Inc.	23,600	195,839
Nissin Electric Co. Ltd.	6,200	70,421
Nissin Foods Holdings Co. Ltd.	2,900	225,761
Nisso Corp.	200	1,368
Nitori Holdings Co. Ltd.	2,000	374,210

Avantis International Equity ETF
	Shares	Value
Nitta Corp.	1,600	$40,040
Nittetsu Mining Co. Ltd.	600	36,353
Nitto Denko Corp.	7,700	584,128
Nitto Kogyo Corp.	3,200	50,363
Nitto Seiko Co. Ltd.	300	1,700
Nittoc Construction Co. Ltd.	1,200	7,891
Nittoku Co. Ltd.	400	14,018
Noevir Holdings Co. Ltd.	800	42,455
NOF Corp.	3,800	210,170
Nohmi Bosai Ltd.	1,200	23,275
Nojima Corp.	4,700	115,718
NOK Corp.	9,300	114,051
Nomura Micro Science Co. Ltd.	1,300	57,239
Noritake Co. Ltd./Nagoya Japan	600	23,154
Noritsu Koki Co. Ltd.	1,000	21,626
Noritz Corp.	2,600	44,789
North Pacific Bank Ltd.	29,000	66,883
NPC, Inc.	2,200	14,687
NS Solutions Corp.	300	10,161
NS Tool Co. Ltd.	1,800	23,084
NS United Kaiun Kaisha Ltd.	2,100	69,660
NSD Co. Ltd.	2,200	40,926
NSK Ltd.	43,000	301,684
NTN Corp.(2)	53,000	121,242
NTT Data Corp.	31,700	570,505
Obara Group, Inc.(1)	900	31,665
Obayashi Corp.	32,200	264,954
OBIC Business Consultants Co. Ltd.(1)	300	14,044
Obic Co. Ltd.	900	170,883
Odakyu Electric Railway Co. Ltd.	4,900	114,168
Oenon Holdings, Inc.	300	1,028
Ogaki Kyoritsu Bank Ltd. (The)	2,000	35,532
Ohara, Inc.	100	1,223
Ohsho Food Service Corp.	400	21,546
Oiles Corp.	1,800	26,549
Oisix ra daichi, Inc.(2)	3,400	115,057
Oita Bank Ltd. (The)	800	13,337
Oji Holdings Corp.	87,600	458,569
Okamoto Industries, Inc.	900	34,110
Okamoto Machine Tool Works Ltd.	700	33,311
Okamura Corp.	8,100	124,593
Okasan Securities Group, Inc.	14,700	54,491
Oki Electric Industry Co. Ltd.	8,300	74,456
Okinawa Electric Power Co., Inc. (The)	2,475	32,169
OKUMA Corp.	700	33,477
Okumura Corp.	1,800	49,355
Okuwa Co. Ltd.	1,900	19,192
Olympus Corp.	39,400	827,890
Omron Corp.	2,600	244,988
Ono Pharmaceutical Co. Ltd.	7,300	175,276
Onoken Co. Ltd.(1)	400	5,777

Avantis International Equity ETF
	Shares	Value
Onward Holdings Co. Ltd.	5,500	$14,435
Open House Co. Ltd.	6,600	320,594
Optex Group Co. Ltd.	800	10,684
Optorun Co. Ltd.	3,600	73,931
Oracle Corp. (Tokyo)	900	73,858
Organo Corp.	1,100	63,504
Oricon, Inc.	100	960
Orient Corp.	66,300	90,315
Oriental Land Co. Ltd.	1,300	196,685
Oriental Shiraishi Corp.(2)	8,200	20,399
ORIX Corp., ADR(1)	13,339	1,249,731
Osaka Gas Co. Ltd.	9,100	170,579
Osaka Organic Chemical Industry Ltd.	1,300	45,745
Osaka Soda Co. Ltd.	1,800	43,626
Osaka Steel Co. Ltd.	2,100	23,484
Osaki Electric Co. Ltd.	4,600	23,392
OSG Corp.	3,400	61,027
Otsuka Corp.	5,800	300,248
Otsuka Holdings Co. Ltd.	12,600	536,187
Outsourcing, Inc.	13,900	236,955
Oyo Corp.	2,100	25,570
Pacific Industrial Co. Ltd.	6,000	68,500
Pacific Metals Co. Ltd.	1,600	24,660
Pack Corp. (The)	400	10,694
PAL GROUP Holdings Co. Ltd.	3,100	47,136
PALTAC Corp.	1,300	56,585
Pan Pacific International Holdings Corp.	12,900	245,401
Panasonic Corp.	82,700	988,684
PAPYLESS Co. Ltd.	100	1,379
Paramount Bed Holdings Co. Ltd.	4,300	83,065
Park24 Co. Ltd.(2)	7,000	135,030
Pasona Group, Inc.	3,800	92,027
PCA Corp.	300	14,831
Penta-Ocean Construction Co. Ltd.	63,200	401,129
PeptiDream, Inc.(2)	2,400	84,569
Persol Holdings Co. Ltd.	12,000	280,147
Pharma Foods International Co. Ltd.(1)	2,200	59,823
Pickles Corp.	800	13,650
Pigeon Corp.	1,300	37,656
Pilot Corp.	2,600	100,075
Piolax, Inc.	2,800	38,798
Plenus Co. Ltd.	2,200	40,302
Pola Orbis Holdings, Inc.	1,700	37,087
Poletowin Pitcrew Holdings, Inc.	2,700	26,952
Premium Group Co. Ltd.	1,000	31,245
Press Kogyo Co. Ltd.	12,400	38,973
Pressance Corp.	1,900	29,804
Prestige International, Inc.	4,100	28,068
Prima Meat Packers Ltd.	2,700	73,141
Proto Corp.	4,100	55,188
PS Mitsubishi Construction Co. Ltd.	4,400	25,920

Avantis International Equity ETF
	Shares	Value
QB Net Holdings Co. Ltd.(2)	100	$1,604
Qol Holdings Co. Ltd.	1,800	25,514
Raccoon Holdings, Inc.	1,900	39,032
Raito Kogyo Co. Ltd.	4,900	85,597
Raiznext Corp.	3,800	38,256
Rakus Co. Ltd.	5,200	183,361
Rakuten Group, Inc.	44,500	465,480
Rasa Industries Ltd.	900	15,521
Recruit Holdings Co. Ltd.	22,400	1,318,960
Relia, Inc.	3,800	41,171
Relo Group, Inc.	6,700	149,813
Renaissance, Inc.	200	2,131
Renesas Electronics Corp.(2)	22,700	243,069
Rengo Co. Ltd.	21,700	176,893
RENOVA, Inc.(2)	2,900	109,082
Resona Holdings, Inc.	167,256	646,803
Resorttrust, Inc.	8,400	145,316
Restar Holdings Corp.	2,100	36,714
Retail Partners Co. Ltd.(1)	2,200	23,787
Rever Holdings Corp.	1,500	18,183
Rheon Automatic Machinery Co. Ltd.	100	1,351
Ricoh Co. Ltd.	35,900	365,295
Ricoh Leasing Co. Ltd.	2,200	72,974
Riken Corp.	1,200	28,769
Riken Technos Corp.	5,400	28,250
Riken Vitamin Co. Ltd.	2,800	46,379
Rinnai Corp.	2,000	214,994
Riso Kagaku Corp.	1,500	31,713
Riso Kyoiku Co. Ltd.	13,100	47,455
Rohm Co. Ltd.	3,000	288,411
Rohto Pharmaceutical Co. Ltd.	5,200	163,429
Rokko Butter Co. Ltd.	800	11,520
Roland DG Corp.	2,600	67,536
Rorze Corp.	1,300	102,219
RPA Holdings, Inc.(2)	100	556
RS Technologies Co. Ltd.	700	39,642
Ryobi Ltd.	1,700	20,107
Ryoden Corp.	1,000	16,226
Ryohin Keikaku Co. Ltd.	7,400	158,449
Ryosan Co. Ltd.	2,000	40,470
S Foods, Inc.	2,200	63,370
S-Pool, Inc.	6,200	53,898
Sac's Bar Holdings, Inc.	200	990
Saizeriya Co. Ltd.(1)	1,500	34,032
Sakai Chemical Industry Co. Ltd.	1,400	27,095
Sakai Moving Service Co. Ltd.	900	39,744
Sakata INX Corp.	2,700	27,995
Sakata Seed Corp.	1,600	52,302
Sala Corp.	4,000	22,019
SAMTY Co. Ltd.	1,400	29,428
San ju San Financial Group, Inc.(1)	1,900	25,124

Avantis International Equity ETF
	Shares	Value
San-A Co. Ltd.	1,200	$44,152
San-Ai Oil Co. Ltd.	4,200	52,361
San-In Godo Bank Ltd. (The)	16,800	87,442
Sanei Architecture Planning Co. Ltd.(1)	1,600	27,349
Sangetsu Corp.	3,600	52,631
Sanken Electric Co. Ltd.(2)	2,200	108,264
Sanki Engineering Co. Ltd.	900	12,224
Sanko Gosei Ltd.	3,800	15,272
Sankyo Co. Ltd.	2,800	71,307
Sankyo Seiko Co. Ltd.	300	1,419
Sankyo Tateyama, Inc.	1,100	7,519
Sankyu, Inc.	6,500	302,488
Sanoh Industrial Co. Ltd.	4,700	47,801
Sansan, Inc.(2)	300	31,963
Santen Pharmaceutical Co. Ltd.	25,400	379,796
Sanwa Holdings Corp.	20,100	266,943
Sanyo Chemical Industries Ltd.	1,500	80,211
Sanyo Denki Co. Ltd.	700	45,654
Sanyo Special Steel Co. Ltd.(2)	1,600	26,404
Sanyo Trading Co. Ltd.	2,200	22,858
Sapporo Holdings Ltd.	4,500	97,091
Sato Holdings Corp.	2,400	58,741
Sawada Holdings Co. Ltd.	2,800	25,521
Sawai Group Holdings Co. Ltd.	4,800	216,923
SB Technology Corp.(1)	1,600	45,269
SBI Holdings, Inc.	18,100	438,509
SBS Holdings, Inc.	3,100	111,441
SCREEN Holdings Co. Ltd.	4,200	358,626
Scroll Corp.(1)	2,600	21,482
SCSK Corp.	5,200	328,264
Secom Co. Ltd.	7,200	545,996
Sega Sammy Holdings, Inc.	3,400	45,858
Seibu Holdings, Inc.(2)	9,400	113,181
Seikagaku Corp.	2,600	26,209
Seikitokyu Kogyo Co. Ltd.	3,600	27,541
Seiko Epson Corp.	26,700	497,281
Seiko Holdings Corp.	2,000	39,692
Seiko PMC Corp.	200	1,572
Seino Holdings Co. Ltd.	9,100	112,082
Seiren Co. Ltd.	4,200	73,000
Sekisui Chemical Co. Ltd.	15,900	272,116
Sekisui House Ltd.	37,400	745,128
Sekisui Jushi Corp.	1,400	27,805
Sekisui Kasei Co. Ltd.	200	1,084
Senko Group Holdings Co. Ltd.	13,800	121,305
Senshu Ikeda Holdings, Inc.	25,500	38,906
Septeni Holdings Co. Ltd.	10,100	37,196
Seria Co. Ltd.	4,500	164,205
Seven & i Holdings Co. Ltd.(1)	37,200	1,623,272
Seven Bank Ltd.	63,400	144,603
SG Holdings Co. Ltd.	14,400	390,924

Avantis International Equity ETF
	Shares	Value
Sharp Corp.	18,400	$242,714
Shibaura Electronics Co. Ltd.	800	36,071
Shibaura Machine Co. Ltd.	400	9,541
Shibaura Mechatronics Corp.	300	18,015
Shibuya Corp.	800	22,655
SHIFT, Inc.(2)	300	68,394
Shiga Bank Ltd. (The)	4,300	73,426
Shikoku Bank Ltd. (The)	3,300	21,867
Shikoku Chemicals Corp.	3,300	41,331
Shikoku Electric Power Co., Inc.	5,400	37,867
Shima Seiki Manufacturing Ltd.	1,600	30,337
Shimadzu Corp.	9,500	425,667
Shimamura Co. Ltd.	1,100	96,955
Shimano, Inc.	1,700	498,876
Shimizu Corp.	24,400	175,094
Shin Nippon Air Technologies Co. Ltd.	700	15,116
Shin Nippon Biomedical Laboratories Ltd.	3,800	29,328
Shin-Etsu Chemical Co. Ltd.	6,600	1,090,108
Shin-Etsu Polymer Co. Ltd.	3,000	26,403
Shinagawa Refractories Co. Ltd.	600	21,650
Shindengen Electric Manufacturing Co. Ltd.(2)	900	33,168
Shinko Electric Industries Co. Ltd.	6,500	218,111
Shinko Shoji Co. Ltd.	200	1,435
Shinmaywa Industries Ltd.	5,100	42,607
Shinnihon Corp.	1,800	14,097
Shinnihonseiyaku Co. Ltd.	500	8,505
Shinoken Group Co. Ltd.(1)	3,400	34,398
Shinsei Bank Ltd.	10,900	135,134
Shinwa Co. Ltd.(1)	800	16,553
Shionogi & Co. Ltd.	10,100	634,590
Ship Healthcare Holdings, Inc.	8,200	208,327
Shiseido Co. Ltd.	10,732	711,307
Shizuoka Bank Ltd. (The)	35,000	274,178
SHO-BOND Holdings Co. Ltd.	2,300	103,300
Shochiku Co. Ltd.(2)	100	10,750
Shoei Co. Ltd.	2,400	105,330
Shoei Foods Corp.	1,400	52,923
Showa Denko KK(1)	5,200	115,551
Showa Sangyo Co. Ltd.	2,000	51,206
SIGMAXYZ, Inc.	1,000	23,003
Siix Corp.	4,100	47,691
Sinanen Holdings Co. Ltd.	900	28,580
Sinfonia Technology Co. Ltd.	1,400	15,196
Sinko Industries Ltd.	1,300	25,796
Sintokogio Ltd.	2,700	19,107
SKY Perfect JSAT Holdings, Inc.	18,400	68,219
Skylark Holdings Co. Ltd.(2)	4,100	58,838
SMC Corp.	495	316,725
SMS Co. Ltd.	2,300	81,302
Snow Peak, Inc.(1)	1,500	76,257
SNT Corp.	400	887

Avantis International Equity ETF
	Shares	Value
Sodick Co. Ltd.	4,000	$32,522
Softbank Corp.	77,600	1,038,508
SoftBank Group Corp.	13,500	760,776
Softcreate Holdings Corp.	500	14,066
Sohgo Security Services Co. Ltd.	1,800	81,543
Sojitz Corp.	124,400	365,232
Soken Chemical & Engineering Co. Ltd.	1,100	21,025
Solasto Corp.	3,200	43,885
Soliton Systems KK	600	8,291
Sompo Holdings, Inc.	18,100	795,634
Sony Group Corp., ADR	39,649	4,102,086
Sotetsu Holdings, Inc.	2,400	48,204
Space Co. Ltd.	200	1,644
Space Value Holdings Co. Ltd.(2)	3,200	24,316
Sparx Group Co. Ltd.	9,700	24,115
Square Enix Holdings Co. Ltd.	5,500	319,746
SRA Holdings	700	17,664
ST Corp.	100	1,634
St-Care Holding Corp.	2,200	18,876
St. Marc Holdings Co. Ltd.	900	12,327
Stanley Electric Co. Ltd.	6,900	172,192
Star Mica Holdings Co. Ltd.	2,200	27,791
Star Micronics Co. Ltd.	4,700	67,183
Starts Corp., Inc.	4,300	111,744
Starzen Co. Ltd.	1,600	32,567
Stella Chemifa Corp.	1,100	28,460
Strike Co. Ltd.	400	14,792
Studio Alice Co. Ltd.(1)	1,000	20,403
Subaru Corp.	43,600	806,935
Sugi Holdings Co. Ltd.(1)	2,100	161,694
SUMCO Corp.	26,200	551,583
Sumida Corp.	5,300	63,097
Sumitomo Bakelite Co. Ltd.	4,100	176,747
Sumitomo Chemical Co. Ltd.	135,100	684,905
Sumitomo Corp.	73,400	1,034,409
Sumitomo Dainippon Pharma Co., Ltd.	15,200	272,841
Sumitomo Densetsu Co. Ltd.	1,300	26,024
Sumitomo Electric Industries Ltd.	51,000	681,135
Sumitomo Forestry Co. Ltd.	15,800	308,309
Sumitomo Heavy Industries Ltd.	8,800	230,204
Sumitomo Metal Mining Co. Ltd.	10,300	394,706
Sumitomo Mitsui Construction Co. Ltd.	15,500	67,257
Sumitomo Mitsui Financial Group, Inc., ADR	233,525	1,611,322
Sumitomo Mitsui Trust Holdings, Inc.	22,000	718,590
Sumitomo Osaka Cement Co. Ltd.	4,900	133,003
Sumitomo Realty & Development Co. Ltd.	20,100	648,922
Sumitomo Riko Co. Ltd.	7,400	47,055
Sumitomo Rubber Industries Ltd.	24,400	292,301
Sumitomo Seika Chemicals Co. Ltd.	1,500	48,017
Sumitomo Warehouse Co. Ltd. (The)	5,700	92,632
Sun Corp.	1,600	49,554

Avantis International Equity ETF
	Shares	Value
Sun Frontier Fudousan Co. Ltd.	3,900	$40,467
Sundrug Co. Ltd.	4,800	158,869
Suntory Beverage & Food Ltd.	6,600	264,551
Suruga Bank Ltd.	24,500	80,529
Suzuken Co. Ltd.	3,100	92,137
Suzuki Co. Ltd.	1,900	14,585
Suzuki Motor Corp.	21,000	907,431
SWCC Showa Holdings Co. Ltd.	2,900	60,316
Sysmex Corp.	3,900	443,221
System Information Co. Ltd.	200	1,754
Systena Corp.	4,600	93,419
T Hasegawa Co. Ltd.	2,500	63,397
T RAD Co. Ltd.(2)	1,400	39,729
T&D Holdings, Inc.	40,200	489,258
T-Gaia Corp.	2,700	48,252
Tachi-S Co. Ltd.	2,800	34,514
Tadano Ltd.	10,700	116,427
Taihei Dengyo Kaisha Ltd.	1,900	46,498
Taiheiyo Cement Corp.	13,700	313,767
Taiho Kogyo Co. Ltd.	2,100	16,161
Taikisha Ltd.	1,600	51,452
Taisei Corp.	8,300	259,670
Taisho Pharmaceutical Holdings Co. Ltd.	1,300	75,825
Taiyo Holdings Co. Ltd.	1,800	97,575
Taiyo Yuden Co. Ltd.	11,400	644,419
Takamatsu Construction Group Co. Ltd.	1,000	18,921
Takaoka Toko Co. Ltd.	1,100	14,957
Takara Bio, Inc.	2,100	60,706
Takara Holdings, Inc.	9,800	127,009
Takara Leben Co. Ltd.	16,000	46,543
Takara Standard Co. Ltd.	2,600	39,240
Takasago International Corp.	1,900	49,947
Takasago Thermal Engineering Co. Ltd.	2,300	44,430
Takashimaya Co. Ltd.(1)	19,600	195,397
Takasho Co. Ltd.	1,500	13,636
Takeda Pharmaceutical Co. Ltd., ADR(1)	52,896	877,545
Takeei Corp.	2,900	44,098
Takeuchi Manufacturing Co. Ltd.	5,100	122,765
Takuma Co. Ltd.	6,600	99,457
Tama Home Co. Ltd.	2,400	53,832
Tamron Co. Ltd.	2,400	57,484
Tamura Corp.(1)	7,400	49,717
Tanseisha Co. Ltd.	2,700	21,515
Taoka Chemical Co. Ltd.	100	10,187
Tatsuta Electric Wire and Cable Co. Ltd.	2,200	10,556
Tayca Corp.	100	1,202
TBS Holdings, Inc.	2,300	33,661
TDC Soft, Inc.	200	2,480
TDK Corp.	7,700	807,048
TechMatrix Corp.	3,400	60,960
TECHNO ASSOCIE Co. Ltd.	200	1,891

Avantis International Equity ETF
	Shares	Value
TECHNO HORIZON Co. Ltd.	2,100	$25,497
TechnoPro Holdings, Inc.	4,500	120,454
Teijin Ltd.	19,300	277,589
Teikoku Electric Manufacturing Co. Ltd.	900	10,677
Teikoku Sen-I Co. Ltd.	800	14,501
Tenma Corp.	1,800	45,185
Terumo Corp.	7,600	317,153
THK Co. Ltd.	2,500	57,882
TIS, Inc.	15,900	448,851
TKC Corp.	1,900	64,973
Toa Corp. (Hyogo)	200	1,530
Toa Corp. (Tokyo)(1)	1,900	39,761
TOA ROAD Corp.	300	12,513
Toagosei Co. Ltd.	9,400	107,399
Tobishima Corp.	1,000	9,919
Tobu Railway Co. Ltd.	2,600	67,786
TOC Co. Ltd.	3,500	20,689
Tocalo Co. Ltd.	6,500	78,774
Tochigi Bank Ltd. (The)	900	1,438
Toda Corp.	25,500	186,152
Toei Animation Co. Ltd.	200	30,319
Toho Bank Ltd. (The)	14,700	28,842
Toho Co. Ltd.	1,800	77,985
Toho Gas Co. Ltd.	700	32,632
Toho Holdings Co. Ltd.	4,200	72,905
Toho Titanium Co. Ltd.	1,400	14,514
Toho Zinc Co. Ltd.	2,000	36,888
Tohoku Electric Power Co., Inc.	41,900	320,737
Tokai Carbon Co. Ltd.	15,700	208,185
Tokai Corp/Gifu	1,400	30,033
TOKAI Holdings Corp.	14,800	123,299
Tokai Rika Co. Ltd.	4,600	66,921
Tokai Tokyo Financial Holdings, Inc.	21,800	78,791
Token Corp.	1,000	95,196
Tokio Marine Holdings, Inc.	20,500	1,003,051
Tokushu Tokai Paper Co. Ltd.	900	36,603
Tokuyama Corp.	7,500	149,766
Tokyo Century Corp.	4,400	251,601
Tokyo Electric Power Co. Holdings, Inc.(2)	89,300	234,556
Tokyo Electron Device Ltd.(1)	600	30,223
Tokyo Electron Ltd.	3,100	1,327,865
Tokyo Gas Co. Ltd.	9,200	176,849
Tokyo Kiraboshi Financial Group, Inc.	2,600	38,562
Tokyo Ohka Kogyo Co. Ltd.	2,100	131,418
Tokyo Rope Manufacturing Co. Ltd.(2)	1,500	14,046
Tokyo Seimitsu Co. Ltd.	3,500	152,884
Tokyo Steel Manufacturing Co. Ltd.	13,600	146,896
Tokyo Tatemono Co. Ltd.	24,500	375,547
Tokyo Tekko Co. Ltd.	1,200	16,975
Tokyotokeiba Co. Ltd.	1,700	65,143
Tokyu Construction Co. Ltd.	1,900	12,952

Avantis International Equity ETF
	Shares	Value
Tokyu Corp.	15,900	$218,636
Tokyu Fudosan Holdings Corp.	70,900	410,193
Tomoku Co. Ltd.	900	15,604
TOMONY Holdings, Inc.	10,300	30,208
Tomy Co. Ltd.	10,700	104,952
Topcon Corp.	14,300	242,725
Toppan Forms Co. Ltd.	3,000	28,109
Toppan, Inc.	20,500	351,924
Topre Corp.	4,900	59,638
Topy Industries Ltd.	2,100	22,612
Toray Industries, Inc.	93,900	633,141
Torex Semiconductor Ltd.	1,100	26,379
Toridoll Holdings Corp.	5,900	124,544
Torii Pharmaceutical Co. Ltd.	500	13,212
Torikizoku Holdings Co. Ltd.(2)	100	1,619
Torishima Pump Manufacturing Co. Ltd.	2,100	18,055
Tosei Corp.	6,900	72,848
Toshiba Corp.	5,400	234,224
Toshiba TEC Corp.	3,400	145,445
Tosho Co. Ltd.	400	6,088
Tosoh Corp.	20,300	368,453
Totetsu Kogyo Co. Ltd.	2,100	46,889
TOTO Ltd.	4,200	228,582
Towa Bank Ltd. (The)	2,400	10,925
Towa Corp.	3,000	74,069
Towa Pharmaceutical Co. Ltd.	3,900	104,547
Toyo Construction Co. Ltd.	11,900	60,916
Toyo Corp.	1,300	14,135
Toyo Engineering Corp.(2)	5,000	40,417
Toyo Gosei Co. Ltd.	500	68,832
Toyo Ink SC Holdings Co. Ltd.	4,000	73,529
Toyo Kanetsu KK	1,000	22,558
Toyo Seikan Group Holdings Ltd.	15,200	211,628
Toyo Suisan Kaisha Ltd.	3,100	128,472
Toyo Tanso Co. Ltd.	800	20,033
Toyo Tire Corp.	17,700	314,420
Toyobo Co. Ltd.	11,600	143,665
Toyoda Gosei Co. Ltd.	6,100	129,723
Toyota Boshoku Corp.	4,600	86,497
Toyota Industries Corp.	3,300	278,621
Toyota Motor Corp., ADR	25,090	4,371,431
Toyota Tsusho Corp.	15,000	663,269
TPR Co. Ltd.	2,700	36,452
Trancom Co. Ltd.	700	53,151
Transaction Co. Ltd.	1,600	15,760
Transcosmos, Inc.	3,400	106,185
Trend Micro, Inc.	11,000	602,571
Tri Chemical Laboratories, Inc.	800	25,413
Trusco Nakayama Corp.	3,800	101,662
TS Tech Co. Ltd.	7,400	100,234
TSI Holdings Co. Ltd.(2)	8,500	23,923

Avantis International Equity ETF
	Shares	Value
Tsubaki Nakashima Co. Ltd.	5,300	$74,417
Tsubakimoto Chain Co.	2,500	77,065
Tsugami Corp.	5,900	83,697
Tsukada Global Holdings, Inc.(2)	500	1,479
Tsumura & Co.	1,200	41,260
Tsuruha Holdings, Inc.	2,000	251,113
Tsuzuki Denki Co. Ltd.	100	1,616
TV Asahi Holdings Corp.	2,100	32,376
UACJ Corp.(2)	6,000	148,881
Ube Industries Ltd.	12,900	260,292
Uchida Yoko Co. Ltd.	1,200	56,747
Ulvac, Inc.	3,000	161,598
Unicharm Corp.	6,700	298,705
Union Tool Co.	800	28,806
Unipres Corp.	3,600	29,842
United Super Markets Holdings, Inc.(1)	6,600	65,603
UNITED, Inc.	1,200	18,136
Unitika Ltd.(2)	8,800	27,868
Universal Entertainment Corp.(2)	1,800	39,812
Ushio, Inc.	6,100	110,209
USS Co. Ltd.	8,200	135,475
UT Group Co. Ltd.	2,300	63,031
V Technology Co. Ltd.	1,100	45,248
V-Cube, Inc.	1,800	29,518
Valor Holdings Co. Ltd.	5,500	122,793
Valqua Ltd.	1,500	29,106
ValueCommerce Co. Ltd.	1,500	61,272
Vector, Inc.	2,000	18,647
Vertex Corp.	1,000	27,559
VT Holdings Co. Ltd.	11,500	56,279
Wacoal Holdings Corp.	3,200	67,240
Wacom Co. Ltd.	34,100	222,036
Wakita & Co. Ltd.	2,000	18,419
Warabeya Nichiyo Holdings Co. Ltd.	2,200	48,141
Watahan & Co. Ltd.	1,200	13,594
WDB Holdings Co. Ltd.	1,400	43,440
WealthNavi, Inc.(2)	900	30,999
Weathernews, Inc.	300	15,743
Welcia Holdings Co. Ltd.	3,000	105,793
West Japan Railway Co.	2,900	158,388
Will Group, Inc.	200	2,326
World Holdings Co. Ltd.	1,600	37,790
Wowow, Inc.	300	6,519
Xebio Holdings Co. Ltd.	4,500	45,144
YA-MAN Ltd.	2,000	20,242
Yahagi Construction Co. Ltd.	2,000	13,336
Yakult Honsha Co. Ltd.	4,500	259,479
YAKUODO Holdings Co. Ltd.	1,000	22,582
YAMABIKO Corp.	3,800	43,692
Yamada Holdings Co. Ltd.	59,400	254,834
Yamagata Bank Ltd. (The)	2,500	19,615

Avantis International Equity ETF
	Shares	Value
Yamaguchi Financial Group, Inc.	19,200	$111,962
Yamaha Corp.	3,900	229,948
Yamaha Motor Co. Ltd.(1)	26,700	679,294
Yamaichi Electronics Co. Ltd.	2,500	37,525
Yamato Holdings Co. Ltd.	20,800	528,807
Yamato Kogyo Co. Ltd.	3,900	147,274
Yamazaki Baking Co. Ltd.	8,800	144,309
Yamazen Corp.	900	8,953
Yaoko Co. Ltd.	2,000	129,766
Yaskawa Electric Corp.(1)	2,400	117,142
Yasuda Logistics Corp.	200	1,720
Yellow Hat Ltd.	6,000	106,176
Yodogawa Steel Works Ltd.	2,600	58,673
Yokogawa Bridge Holdings Corp.	3,900	79,345
Yokogawa Electric Corp.	11,700	183,026
Yokohama Reito Co. Ltd.	6,900	56,324
Yokohama Rubber Co. Ltd. (The)	18,300	312,136
Yokowo Co. Ltd.	1,500	36,299
Yondoshi Holdings, Inc.	2,200	35,072
Yonex Co. Ltd.	200	1,388
Yorozu Corp.	1,200	12,989
Yotai Refractories Co. Ltd.	1,900	22,000
Yuasa Trading Co. Ltd.	600	16,198
Yurtec Corp.	2,300	14,512
Yushin Precision Equipment Co. Ltd.(1)	200	1,545
Z Holdings Corp.	86,600	563,093
Zenkoku Hosho Co. Ltd.	3,200	152,217
Zenrin Co. Ltd.	2,800	26,462
Zensho Holdings Co. Ltd.	5,667	140,317
Zeon Corp.	9,000	119,285
ZERIA Pharmaceutical Co. Ltd.	100	1,965
ZOZO, Inc.	5,300	202,121
Zuken, Inc.	1,600	53,055
		210,010,034
Netherlands — 4.1%
Aalberts NV	11,483	717,068
ABN AMRO Bank NV, CVA(2)	41,118	572,845
Accell Group NV(2)	4,143	197,582
Adyen NV(2)	675	2,181,650
Aegon NV(1)	184,974	906,373
AerCap Holdings NV(2)	18,191	981,041
Akzo Nobel NV	16,641	2,050,825
AMG Advanced Metallurgical Group NV	3,898	137,909
Arcadis NV	1,977	97,892
ASM International NV	3,128	1,213,641
ASML Holding NV, NY Shares	10,946	9,118,456
ASR Nederland NV(1)	19,601	895,664
Basic-Fit NV(1)(2)	5,086	237,514
BE Semiconductor Industries NV	9,538	867,931
Beter Bed Holding NV(2)	3,753	26,267
Boskalis Westminster	9,717	319,871

Avantis International Equity ETF
	Shares	Value
Brunel International NV	4,395	$58,082
Coca-Cola Europacific Partners plc	16,631	960,274
Constellium SE(2)	4,353	88,018
Corbion NV	11,214	603,472
Fastned BV(1)(2)	168	10,521
Flow Traders	5,136	209,309
ForFarmers NV	6,503	34,173
Fugro NV(2)	9,522	94,446
Heijmans NV, CVA	4,776	68,589
Heineken Holding NV	1,152	106,861
Heineken NV(1)	6,651	728,431
IMCD NV	1,186	233,619
ING Groep NV, ADR(1)	289,152	3,984,514
InPost SA(2)	4,748	92,839
Just Eat Takeaway.com NV(2)	2,423	219,539
Kendrion NV	1,780	50,650
Koninklijke Ahold Delhaize NV	77,866	2,627,000
Koninklijke BAM Groep NV(2)	47,089	155,549
Koninklijke DSM NV	10,327	2,198,588
Koninklijke KPN NV	420,204	1,346,068
Koninklijke Philips NV	20,086	926,567
Koninklijke Vopak NV	7,573	327,985
NN Group NV	24,838	1,288,415
OCI NV(2)	12,006	292,786
Ordina NV(1)	8,994	36,536
Pharming Group NV(1)(2)	184,523	198,434
PostNL NV	72,761	380,751
Prosus NV(2)	4,842	428,592
Randstad NV	7,044	518,763
SBM Offshore NV	9,732	177,117
SIF Holding NV	1,039	19,859
Signify NV	8,321	466,165
Sligro Food Group NV(2)	4,325	122,003
TKH Group NV, CVA	5,457	334,428
TomTom NV(2)	2,232	17,868
Van Lanschot Kempen NV	4,210	121,707
Wolters Kluwer NV	6,118	703,575
		40,754,622
New Zealand — 0.3%
a2 Milk Co. Ltd. (The)(1)(2)	20,043	85,326
Air New Zealand Ltd.(1)(2)	56,211	59,818
Arvida Group Ltd.	48,922	71,685
Auckland International Airport Ltd.(2)	41,770	212,214
Chorus Ltd.	36,880	182,629
Contact Energy Ltd.	37,528	215,404
Fisher & Paykel Healthcare Corp. Ltd.	9,215	215,059
Fletcher Building Ltd.	67,002	353,492
Genesis Energy Ltd.	53,599	128,070
Hallenstein Glasson Holdings Ltd.	3,630	18,582
Heartland Group Holdings Ltd.	48,998	79,194
Infratil Ltd.	46,257	243,823

Avantis International Equity ETF
	Shares	Value
Kathmandu Holdings Ltd.	94,852	$90,884
Mercury NZ Ltd.	25,338	118,791
Meridian Energy Ltd.	22,292	82,333
New Zealand Refining Co. Ltd. (The)(2)	2,544	1,651
NZX Ltd.	4,193	5,434
Oceania Healthcare Ltd.	83,326	92,362
Pushpay Holdings Ltd.(1)(2)	55,414	69,176
Restaurant Brands New Zealand Ltd.(2)	933	10,519
Ryman Healthcare Ltd.	4,632	50,584
Sanford Ltd.(2)	3,517	11,003
Skellerup Holdings Ltd.	11,000	42,235
SKYCITY Entertainment Group Ltd.(2)	37,569	86,213
Spark New Zealand Ltd.	83,664	287,278
Summerset Group Holdings Ltd.	13,171	140,333
Tourism Holdings Ltd.(2)	3,514	5,982
TOWER Ltd.	33,102	16,323
Vista Group International Ltd.(2)	7,776	13,260
Z Energy Ltd.	53,590	132,462
		3,122,119
Norway — 0.8%
ABG Sundal Collier Holding ASA	59,246	63,398
Adevinta ASA(2)	5,189	104,430
Aker BP ASA	3,762	98,002
Aker Offshore Wind AS(2)	1,099	619
Aker Solutions ASA(2)	26,621	49,232
American Shipping Co. ASA(2)	3,379	11,709
ArcticZymes Technologies ASA(1)(2)	2,740	27,947
Atea ASA(2)	2,983	60,799
Austevoll Seafood ASA	4,629	59,450
Avance Gas Holding Ltd.	6,698	33,563
Axactor SE(2)	1,700	1,855
B2Holding ASA(2)	18,817	22,690
Bakkafrost P/F	1,289	113,274
Bank Norwegian ASA	8,436	99,755
Bonheur ASA	308	11,476
Borr Drilling Ltd.(1)(2)	17,738	13,988
Borregaard ASA	9,187	240,296
BW Energy Ltd.(2)	5,260	16,885
BW LPG Ltd.	12,263	65,295
BW Offshore Ltd.	13,081	40,609
Crayon Group Holding ASA(2)	2,937	56,386
DNB Bank ASA	25,934	547,382
DNO ASA(2)	76,865	69,709
Entra ASA	5,261	119,152
Equinor ASA, ADR(1)	32,687	692,638
Europris ASA	11,570	81,756
Fjordkraft Holding ASA	1,961	12,130
FLEX LNG Ltd.	3,352	50,346
Frontline Ltd.(1)	13,650	98,553
Gjensidige Forsikring ASA	5,511	128,827
Golden Ocean Group Ltd.	11,499	130,642

Avantis International Equity ETF
	Shares	Value
Grieg Seafood ASA(2)	4,635	$46,139
Hexagon Composites ASA(2)	22	83
Hexagon Purus ASA(2)	4	15
Hunter Group ASA(2)	48,000	14,786
Kahoot! ASA(2)	5,683	38,639
Kid ASA	3,728	55,046
Kitron ASA	14,712	32,388
Kongsberg Automotive ASA(2)	76,804	21,952
Kongsberg Gruppen ASA	5,914	164,901
Leroy Seafood Group ASA	10,584	93,393
Mowi ASA	15,602	417,904
MPC Container Ships AS(2)	24,771	70,897
Multiconsult ASA	1,300	29,745
NEL ASA(1)(2)	19,309	31,715
Nordic Semiconductor ASA(2)	6,588	214,315
Norsk Hydro ASA	76,754	529,851
Norske Skog ASA(2)	4,551	17,003
Ocean Yield ASA(1)	7,906	28,707
Odfjell Drilling Ltd.(2)	17,199	38,445
Orkla ASA	17,532	156,603
Otello Corp ASA(2)	1,983	7,652
Pareto Bank ASA	2,473	15,524
PGS ASA(2)	81,102	40,067
Protector Forsikring ASA	11,128	125,371
Salmar ASA	1,424	95,448
Sbanken ASA	5,773	67,568
Scatec ASA	146	3,016
Schibsted ASA, B Shares	4,746	220,516
Schibsted ASA, Class A	3,105	165,656
SpareBank 1 Nord Norge	10,422	104,958
Sparebank 1 Oestlandet	2,757	39,571
SpareBank 1 SMN	10,465	150,155
SpareBank 1 Sorost-Norge	2,242	13,001
SpareBank 1 SR-Bank ASA	8,851	119,376
Sparebanken Vest	6,101	62,771
Stolt-Nielsen Ltd.	2,348	29,266
Storebrand ASA	26,808	238,032
Subsea 7 SA	22,805	173,493
Telenor ASA	16,802	294,354
TGS ASA	10,130	112,204
TOMRA Systems ASA	4,291	263,709
Vaccibody AS(2)	3,009	26,888
Veidekke ASA	12,205	156,690
Wallenius Wilhelmsen ASA(2)	14,576	57,699
XXL ASA(2)	11,532	24,473
Yara International ASA(1)	7,652	384,306
		8,117,084
Portugal — 0.2%
Banco Comercial Portugues SA, R Shares(1)(2)	696,147	107,678
CTT-Correios de Portugal SA	24,717	134,112
EDP - Energias de Portugal SA	91,587	502,771

Avantis International Equity ETF
	Shares	Value
EDP Renovaveis SA	2,062	$54,800
Galp Energia SGPS SA	43,889	448,937
Jeronimo Martins SGPS SA	10,493	222,279
NOS SGPS SA	16,900	71,245
REN - Redes Energeticas Nacionais SGPS SA	71,592	209,681
Sonae SGPS SA	34,835	37,931
		1,789,434
Singapore — 1.0%
AEM Holdings Ltd.(1)	22,800	70,090
Avarga Ltd.	100,800	21,686
Boustead Singapore Ltd.	1,000	744
CapitaLand Ltd.	180,300	534,946
Centurion Corp. Ltd.(2)	1,800	448
China Sunsine Chemical Holdings Ltd.	40,500	14,743
City Developments Ltd.	23,700	120,266
ComfortDelGro Corp. Ltd.	231,200	277,837
CSE Global Ltd.	63,200	22,061
DBS Group Holdings Ltd.	67,285	1,491,915
Far East Orchard Ltd.	15,700	12,468
First Resources Ltd.	74,900	81,761
Food Empire Holdings Ltd.	22,200	12,697
Frencken Group Ltd.	59,900	104,513
Golden Agri-Resources Ltd.	1,174,600	200,416
GuocoLand Ltd.	16,800	20,474
Haw Par Corp. Ltd.	2,900	28,089
Hong Fok Corp. Ltd.	36,200	21,380
Hong Leong Asia Ltd.	13,900	8,720
Hutchison Port Holdings Trust, U Shares	741,000	151,308
iFAST Corp. Ltd.	15,800	98,474
Indofood Agri Resources Ltd.(2)	80,500	18,221
ISDN Holdings Ltd.	52,800	24,872
Japfa Ltd.	80,900	42,704
Jardine Cycle & Carriage Ltd.	3,900	56,229
Keppel Corp. Ltd.	109,800	423,285
Keppel Infrastructure Trust	134,600	54,062
KSH Holdings Ltd.	3,100	818
Mandarin Oriental International Ltd.(2)	14,400	29,760
Medtecs International Corp. Ltd.	35,900	14,524
Mewah International, Inc.	26,100	7,722
Micro-Mechanics Holdings Ltd.	5,300	12,847
Nanofilm Technologies International Ltd.(1)	6,400	20,516
NetLink NBN Trust	47,900	34,533
Olam International Ltd.	16,100	19,150
OUE Ltd.	16,700	17,243
Oversea-Chinese Banking Corp. Ltd.	128,831	1,090,220
QAF Ltd.	13,000	8,939
Raffles Medical Group Ltd.	80,100	83,967
SATS Ltd.(2)	17,500	52,834
Sea Ltd., ADR(2)	3,742	1,265,993
Sembcorp Industries Ltd.	62,000	88,753
Sembcorp Marine Ltd.(1)(2)	827,953	52,111

Avantis International Equity ETF
	Shares	Value
Sheng Siong Group Ltd.	70,800	$79,537
Silverlake Axis Ltd.	62,000	12,871
Singapore Airlines Ltd.(2)	57,550	215,745
Singapore Exchange Ltd.	64,700	474,883
Singapore Post Ltd.	152,200	74,077
Singapore Press Holdings Ltd.	146,100	210,563
Singapore Technologies Engineering Ltd.	83,900	234,953
Singapore Telecommunications Ltd.	264,100	454,661
SingHaiyi Group Ltd.(2)	39,300	2,778
Stamford Land Corp. Ltd.	52,700	19,999
StarHub Ltd.	47,500	43,010
Straits Trading Co. Ltd.	14,200	33,518
UMS Holdings Ltd.	44,200	57,020
United Overseas Bank Ltd.	31,400	594,442
UOL Group Ltd.	38,900	201,882
Venture Corp. Ltd.	22,400	318,378
Wilmar International Ltd.	89,700	275,469
Wing Tai Holdings Ltd.	15,500	20,963
Yangzijiang Shipbuilding Holdings Ltd.	35,600	43,351
Yanlord Land Group Ltd.	103,900	91,750
		10,174,189
Spain — 2.1%
Acciona SA	3,122	507,576
Acerinox SA	17,657	240,647
ACS Actividades de Construccion y Servicios SA	18,662	503,803
Aena SME SA(2)	2,112	337,654
Almirall SA	6,349	107,843
Amadeus IT Group SA(2)	5,969	364,574
Applus Services SA	13,771	134,290
Atresmedia Corp. de Medios de Comunicacion SA(2)	10,491	45,942
Banco Bilbao Vizcaya Argentaria SA, ADR(2)	300,008	1,962,052
Banco de Sabadell SA(2)	604,668	431,071
Banco Santander SA, ADR(1)(2)	655,709	2,419,566
Bankinter SA	58,354	341,513
CaixaBank SA	188,257	584,810
Cellnex Telecom SA	11,054	756,627
Cia de Distribucion Integral Logista Holdings SA(1)	2,717	58,986
CIE Automotive SA	4,601	132,326
Construcciones y Auxiliar de Ferrocarriles SA(2)	3,084	132,344
Deoleo SA(1)(2)	37,101	16,061
Ebro Foods SA(1)	6,389	128,297
Enagas SA	39,584	901,039
Ence Energia y Celulosa SA(2)	7,147	21,315
Endesa SA	17,257	414,896
Ercros SA(2)	11,902	46,884
Faes Farma SA	29,775	116,335
Ferrovial SA	10,729	310,706
Fluidra SA	4,664	190,401
Fomento de Construcciones y Contratas SA	8,315	106,277
Gestamp Automocion SA(2)	25,575	118,952
Global Dominion Access SA	11,687	62,100

Avantis International Equity ETF
	Shares	Value
Grifols SA	10,187	$249,037
Grupo Catalana Occidente SA	2,683	101,612
Iberdrola SA	121,809	1,509,392
Indra Sistemas SA(2)	3,346	36,099
Industria de Diseno Textil SA	25,460	869,749
Laboratorios Farmaceuticos Rovi SA	570	35,664
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	23,739	50,170
Mapfre SA	176,803	381,518
Mediaset Espana Comunicacion SA(2)	28,635	174,681
Melia Hotels International SA(2)	9,892	69,190
Metrovacesa SA	2,635	22,720
Miquel y Costas & Miquel SA	470	9,375
Naturgy Energy Group SA(1)	10,976	282,330
Neinor Homes SA(2)	5,876	83,855
Obrascon Huarte Lain SA(2)	61,992	45,288
Pharma Mar SA	1,494	128,717
Prosegur Cash SA(1)	27,680	26,743
Prosegur Cia de Seguridad SA	25,029	81,480
Red Electrica Corp. SA	58,785	1,172,381
Repsol SA	161,954	1,858,447
Sacyr SA(1)	56,414	139,380
Siemens Gamesa Renewable Energy SA(2)	14,118	418,619
Solaria Energia y Medio Ambiente SA(2)	1,105	21,932
Solarpack Corp. Tecnologica SA(2)	2,251	69,858
Talgo SA(2)	3,804	20,734
Telefonica SA, ADR(1)	178,525	883,699
Tubacex SA(1)(2)	21,744	38,089
Unicaja Banco SA	183,020	168,859
Viscofan SA	5,082	358,976
Zardoya Otis SA	13,651	90,095
		20,893,576
Sweden — 4.0%
AAK AB	12,424	297,232
AcadeMedia AB	7,660	69,695
AddTech AB, B Shares(1)	15,359	322,403
Africa Oil Corp.(1)(2)	39,500	53,224
AFRY AB	2,558	85,926
Alfa Laval AB	9,996	405,889
Alimak Group AB	2,814	49,763
Amasten Fastighets AB(2)	24,279	31,624
Ambea AB	3,055	23,408
AQ Group AB(2)	798	31,255
Arjo AB, B Shares	29,465	377,997
Assa Abloy AB, B Shares	20,001	640,046
Atlas Copco AB, B Shares	11,398	660,070
Atlas Copco AB, A Shares	19,615	1,348,478
Atrium Ljungberg AB, B Shares	3,079	75,805
Attendo AB(2)	4,807	23,777
Avanza Bank Holding AB	15,330	590,511
Axfood AB	7,183	190,022
Beijer Alma AB	1,348	34,490

Avantis International Equity ETF
	Shares	Value
Beijer Ref AB	7,140	$163,894
BHG Group AB(2)	1,975	33,426
BICO Group AB(2)	1,269	84,374
Bilia AB, A Shares	15,403	309,498
BillerudKorsnas AB	16,733	366,759
BioGaia AB, B Shares	727	42,567
Biotage AB	10,078	281,926
Boliden AB	20,487	715,268
Bonava AB, B Shares	10,923	116,073
Boozt AB(2)	8,909	181,738
Bravida Holding AB	10,823	171,922
Bufab AB	2,621	100,246
Bulten AB	1,603	17,062
Bure Equity AB	8,685	405,423
Byggmax Group AB	6,480	57,458
Calliditas Therapeutics AB, B Shares(1)(2)	969	13,556
Castellum AB	13,401	390,732
Catena AB	1,781	115,109
Catena Media plc(1)(2)	10,272	53,451
Cellavision AB	694	36,864
Cibus Nordic Real Estate AB	26	678
Cint Group AB(2)	2,331	32,685
Clas Ohlson AB, B Shares(1)(2)	6,432	76,540
Cloetta AB, B Shares	13,901	48,103
Collector AB(2)	7,374	33,427
Coor Service Management Holding AB	3,466	35,165
Corem Property Group AB	43,437	129,228
Dios Fastigheter AB	8,995	106,007
Dometic Group AB	8,487	134,619
Duni AB(2)	2,761	37,048
Dustin Group AB	508	5,772
Elanders AB, B Shares	2,304	43,092
Electrolux AB, Series B	19,612	498,368
Electrolux Professional AB, B Shares(2)	28,006	218,917
Elekta AB, B Shares(1)	22,972	287,997
Embracer Group AB(2)	6,732	153,246
Enad Global 7 AB(2)	1,258	6,406
Eolus Vind AB, B Shares(1)	3,678	74,848
Epiroc AB, A Shares	33,421	733,389
Epiroc AB, B Shares	19,776	375,840
EQT AB	7,225	368,757
Essity AB, B Shares	31,919	1,024,527
Evolution AB	4,085	659,533
Fabege AB	16,485	299,383
Fagerhult AB	2,728	25,239
Fastighets AB Balder, B Shares(2)	4,121	294,932
Ferronordic AB	1,845	52,351
Fingerprint Cards AB, B Shares(2)	9,431	30,338
Fortnox AB	3,746	215,900
G5 Entertainment AB	1,080	55,359
GARO AB	1,590	39,016

Avantis International Equity ETF
	Shares	Value
Getinge AB, B Shares	19,979	$820,033
Granges AB	10,848	135,119
H & M Hennes & Mauritz AB, B Shares(2)	32,306	648,724
Haldex AB(2)	7,792	44,950
Hansa Biopharma AB(2)	727	10,458
Hexagon AB, B Shares	42,532	737,534
Hexatronic Group AB	5,297	160,306
Hexpol AB	9,596	123,629
HMS Networks AB	1,625	84,979
Hoist Finance AB(2)	12,496	49,630
Holmen AB, B Shares	5,416	275,239
Hufvudstaden AB, A Shares	8,579	155,983
Humana AB(2)	2,588	21,594
Husqvarna AB, B Shares	44,930	603,566
ICA Gruppen AB	6,103	303,626
Indutrade AB	15,959	527,463
Instalco AB	2,548	139,974
Intrum AB	1,808	54,050
Investment AB Latour, B Shares	3,154	109,892
Inwido AB	6,499	127,468
JM AB	6,758	261,811
K-fast Holding AB(1)(2)	3,716	35,817
Karo Pharma AB(2)	4,396	27,254
KNOW IT AB	1,731	67,131
Kopparbergs Bryggeri AB, B Shares	1,831	36,048
Kungsleden AB	12,693	190,421
Lifco AB, B Shares	6,500	192,420
Lime Technologies AB(1)	752	34,867
Lindab International AB	2,594	73,226
Loomis AB	11,524	357,804
Lundin Energy AB	3,690	112,769
Maha Energy AB(1)(2)	10,128	13,949
Mekonomen AB(2)	7,072	132,963
Millicom International Cellular SA, SDR(2)	11,059	418,505
MIPS AB	1,298	144,716
Modern Times Group MTG AB, B Shares(2)	6,431	91,758
Momentum Group AB, Class B	945	23,205
Munters Group AB	2,707	24,918
Mycronic AB	6,435	198,737
NCC AB, B Shares	8,172	146,325
New Wave Group AB, B Shares(2)	9,123	144,041
Nibe Industrier AB, B Shares	48,956	682,362
Nobia AB	19,546	158,606
Nobina AB	15,910	145,952
Nolato AB, B Shares	21,416	247,673
Nordea Bank Abp	117,866	1,384,341
Nordic Entertainment Group AB, B Shares(2)	6,733	391,138
Nordic Waterproofing Holding AB	800	20,058
Nordnet AB publ	2,944	53,363
Note AB(2)	2,111	33,573
Nyfosa AB	11,013	170,107

Avantis International Equity ETF
	Shares	Value
Ovzon AB(2)	906	$6,595
Pandox AB(2)	5,765	95,640
Paradox Interactive AB	2,486	46,155
Peab AB, Class B	18,250	218,465
Platzer Fastigheter Holding AB, B Shares	4,333	85,399
Pricer AB, B Shares(1)	6,565	25,837
Ratos AB, B Shares	15,146	100,207
RaySearch Laboratories AB(1)(2)	4,477	36,745
Resurs Holding AB	15,539	79,332
Saab AB, B Shares	3,971	118,526
Sagax AB, B Shares	3,456	128,914
Sagax AB, D Shares	2,138	8,687
Samhallsbyggnadsbolaget i Norden AB	49,809	284,225
Samhallsbyggnadsbolaget i Norden AB, D Shares	7,951	30,566
Sandvik AB	43,180	1,101,915
SAS AB(2)	229,600	51,310
Scandi Standard AB	6,354	43,511
Scandic Hotels Group AB(1)(2)	6,164	24,181
Sdiptech AB, Class B(2)	596	31,300
Securitas AB, B Shares	14,190	236,053
Sinch AB(2)	12,442	279,715
Skandinaviska Enskilda Banken AB, A Shares	67,182	901,042
Skanska AB, B Shares	21,667	624,617
SKF AB, B Shares	26,547	677,997
SkiStar AB(2)	5,308	112,061
Spotify Technology SA(2)	1,235	289,410
SSAB AB, A Shares(2)	29,340	160,181
SSAB AB, B Shares(2)	69,995	334,006
Stillfront Group AB(2)	9,000	59,998
Svenska Cellulosa AB SCA, B Shares	21,198	374,641
Svenska Handelsbanken AB, A Shares	71,730	806,008
Sweco AB, B Shares	3,510	61,573
Swedbank AB, A Shares	40,468	780,123
Swedish Orphan Biovitrum AB(2)	8,535	186,163
Tele2 AB, B Shares	12,860	193,069
Telefonaktiebolaget LM Ericsson, ADR	113,106	1,336,913
Telia Co. AB	142,022	610,604
Tethys Oil AB	5,705	33,575
Thule Group AB	5,242	286,383
Tobii AB(2)	4,195	33,205
Trelleborg AB, B Shares	17,941	436,781
Troax Group AB	2,594	106,774
Vitec Software Group AB, B Shares	1,945	112,513
Vitrolife AB	2,897	178,488
Volvo AB, A Shares	5,174	120,034
Volvo AB, B Shares	56,619	1,282,012
Wallenstam AB, B Shares	4,681	80,196
Wihlborgs Fastigheter AB	10,010	243,670
Xvivo Perfusion AB(2)	617	31,656
		39,702,717

Avantis International Equity ETF
	Shares	Value
Switzerland — 8.4%
ABB Ltd., ADR	20,055	$741,834
Adecco Group AG	17,823	991,446
Alcon, Inc.	17,924	1,476,201
Allreal Holding AG	792	166,729
ALSO Holding AG(2)	1,158	372,707
Aluflexpack AG(2)	1,401	53,550
ams AG(2)	22,354	454,807
Arbonia AG	8,658	179,718
Aryzta AG(2)	31,803	44,400
Ascom Holding AG(2)	5,835	92,686
Autoneum Holding AG(2)	541	103,502
Bachem Holding AG, Class B	291	213,109
Baloise Holding AG	3,863	616,003
Banque Cantonale Vaudoise	1,456	123,461
Barry Callebaut AG	318	810,119
Basilea Pharmaceutica AG(2)	127	6,630
Belimo Holding AG	637	332,174
Bell Food Group AG	256	79,673
Bellevue Group AG	772	38,125
BKW AG	791	91,740
Bobst Group SA(2)	1,270	116,891
Bossard Holding AG, Class A	1,272	427,836
Bucher Industries AG	958	484,694
Burckhardt Compression Holding AG	482	190,491
Bystronic AG	158	222,154
Cembra Money Bank AG	2,248	164,320
Chocoladefabriken Lindt & Spruengli AG	7	854,976
Chocoladefabriken Lindt & Spruengli AG, Participation Ceritificate	73	858,786
Cie Financiere Richemont SA	27,704	3,057,723
Clariant AG(2)	16,871	355,049
Coltene Holding AG(2)	899	129,708
Comet Holding AG	549	208,373
COSMO Pharmaceuticals NV(1)(2)	520	47,578
Credit Suisse Group AG, ADR(1)	125,612	1,327,719
Daetwyler Holding AG	790	282,222
DKSH Holding AG	4,739	369,600
dormakaba Holding AG	423	305,290
Dufry AG(2)	6,744	363,630
EFG International AG(2)	12,433	98,076
Emmi AG	255	294,392
EMS-Chemie Holding AG	327	354,321
Feintool International Holding AG(2)	340	24,615
Flughafen Zurich AG(2)	1,868	310,568
Forbo Holding AG	125	267,577
Galenica AG	2,465	193,099
GAM Holding AG(2)	27,635	52,917
Geberit AG	2,002	1,671,881
Georg Fischer AG	550	902,531
Givaudan SA	109	546,850
Gurit Holding AG	53	109,515

Avantis International Equity ETF
	Shares	Value
Helvetia Holding AG	4,327	$495,561
Holcim Ltd.(2)	32,668	1,861,473
Huber + Suhner AG	1,432	128,467
Idorsia Ltd.(1)(2)	877	20,687
Implenia AG(2)	1,904	43,905
Ina Invest Holding AG(2)	30	608
Inficon Holding AG	180	225,801
Interroll Holding AG	136	604,418
Intershop Holding AG	76	51,471
Julius Baer Group Ltd.	21,543	1,470,387
Kardex Holding AG	1,144	305,910
Komax Holding AG(2)	553	156,500
Kuehne + Nagel International AG	3,517	1,285,350
Landis+Gyr Group AG(2)	1,816	138,867
LEM Holding SA	58	149,518
Leonteq AG	1,059	71,089
Liechtensteinische Landesbank AG	1,152	67,728
Logitech International SA(1)	24,617	2,520,531
Lonza Group AG	1,589	1,343,859
Medacta Group SA(2)	912	142,555
Medartis Holding AG(2)	264	36,527
Metall Zug AG, B Shares	20	47,419
Meyer Burger Technology AG(2)	126,318	63,872
Mobilezone Holding AG	5,049	71,221
Mobimo Holding AG(2)	428	150,943
Molecular Partners AG(2)	12	254
Nestle SA	52,054	6,573,834
Novartis AG, ADR	75,545	6,979,603
OC Oerlikon Corp. AG	27,440	306,134
Orior AG	1,058	108,564
Partners Group Holding AG	1,551	2,749,929
Peach Property Group AG	986	70,000
PSP Swiss Property AG	3,098	415,546
Rieter Holding AG(2)	583	139,984
Roche Holding AG	27,154	10,903,821
Roche Holding AG, Bearer Shares	1,236	553,296
Schindler Holding AG	1,542	480,649
Schindler Holding AG, Bearer Participation Certificate	3,074	992,671
Schweiter Technologies AG	84	128,922
Sensirion Holding AG(2)	2,183	273,945
SFS Group AG	2,301	328,557
SGS SA	380	1,194,279
Siegfried Holding AG(2)	406	391,912
SIG Combibloc Group AG(2)	8,562	262,106
Sika AG	3,600	1,297,103
Softwareone Holding AG(2)	9,842	278,834
Sonova Holding AG	1,060	408,491
St Galler Kantonalbank AG	331	153,983
Straumann Holding AG	425	821,202
Sulzer AG	1,981	298,576
Swatch Group AG (The)	4,052	222,874

Avantis International Equity ETF
	Shares	Value
Swatch Group AG (The), Bearer Shares	2,210	$623,560
Swiss Life Holding AG	3,053	1,591,312
Swiss Prime Site AG	6,682	715,015
Swiss Re AG	16,175	1,487,163
Swiss Steel Holding AG(2)	100,000	47,035
Swisscom AG	2,146	1,259,567
Swissquote Group Holding SA	1,318	248,820
Tecan Group AG	995	607,070
Temenos AG	5,679	901,038
u-blox Holding AG(2)	658	47,211
UBS Group AG(2)	176,370	2,938,324
V-ZUG Holding AG(2)	359	57,296
Valiant Holding AG	2,037	205,338
Valora Holding AG(2)	556	113,995
VAT Group AG	1,207	505,552
Vetropack Holding AG	332	22,675
Vifor Pharma AG	4,117	586,202
Vontobel Holding AG	3,145	294,441
VZ Holding AG	1,227	116,248
Ypsomed Holding AG(1)	258	41,311
Zehnder Group AG	1,917	207,264
Zurich Insurance Group AG	5,018	2,201,855
		84,190,024
United Kingdom — 13.4%
3i Group plc	52,114	958,433
Aberdeen plc	94,483	345,213
Admiral Group plc	17,353	862,204
AG Barr plc(2)	4,800	36,789
AJ Bell plc	25,522	150,842
Alliance Pharma plc	48,917	72,695
Anglo American plc	39,398	1,663,994
Anglo Asian Mining plc	20,382	37,018
Anglo Pacific Group plc	28,094	52,126
Antofagasta plc	12,645	253,303
AO World plc(2)	28,354	90,181
Arix Bioscience plc(2)	2,736	6,512
Arrow Global Group plc(2)	13,321	55,889
Ashmore Group plc	14,819	81,441
Ashtead Group plc	39,394	3,079,543
ASOS plc(2)	7,239	386,199
Associated British Foods plc	12,290	335,099
Aston Martin Lagonda Global Holdings plc(2)	932	25,692
AstraZeneca plc, ADR	100,550	5,860,054
Atalaya Mining plc(2)	7,938	34,938
Auction Technology Group plc(2)	1,757	39,143
Auto Trader Group plc	50,905	440,207
Avast plc	12,962	106,603
AVEVA Group plc	1,200	68,281
Aviva plc	322,806	1,794,192
B&M European Value Retail SA	77,459	596,092
Babcock International Group plc(2)	4,916	24,549

Avantis International Equity ETF
	Shares	Value
BAE Systems plc	121,778	$951,405
Balfour Beatty plc	25,191	99,031
Bank of Georgia Group plc(2)	5,409	124,208
Barclays plc, ADR(1)	268,678	2,753,950
Barratt Developments plc	103,478	1,052,537
Beazley plc(2)	9,609	51,681
Begbies Traynor Group plc	15,126	29,742
Bellway plc	10,641	515,704
Berkeley Group Holdings plc	3,875	257,395
BHP Group plc, ADR(1)	41,347	2,589,976
Biffa plc(2)	36,591	196,584
Bloomsbury Publishing plc	2,418	11,760
Bodycote plc	30,615	406,396
boohoo Group plc(2)	99,094	386,003
BP plc, ADR	128,390	3,140,419
Breedon Group plc	62,901	89,796
Brewin Dolphin Holdings plc	22,603	123,730
Britvic plc	46,231	620,304
BT Group plc(2)	921,539	2,154,193
Bunzl plc	9,946	360,377
Burberry Group plc	40,214	1,029,708
Burford Capital Ltd.	22,689	282,071
Bytes Technology Group plc(2)	32,846	231,829
Cairn Energy plc	70,802	187,543
Capita plc(2)	81,234	54,682
Capital Ltd.	16,811	18,944
Carnival plc, ADR(1)(2)	3,002	65,984
Centamin plc	188,345	257,488
Central Asia Metals plc	23,672	81,479
Centrica plc(2)	563,946	402,995
Chemring Group plc	36,395	166,531
Clinigen Group plc	6,763	58,215
Clipper Logistics plc	15,501	174,102
Close Brothers Group plc	19,242	407,728
CMC Markets plc	22,722	130,752
Coats Group plc	170,791	179,313
Coca-Cola HBC AG(2)	10,494	379,829
Compass Group plc(2)	26,193	541,146
Computacenter plc	7,152	289,316
ContourGlobal plc	20,739	55,334
ConvaTec Group plc	25,240	78,212
Costain Group plc(1)(2)	226	184
Countryside Properties plc(2)	31,006	239,973
Cranswick plc	2,985	163,001
Crest Nicholson Holdings plc(2)	54,457	314,018
Croda International plc	5,266	662,892
CVS Group plc(2)	8,723	298,261
DCC plc	1,482	125,976
De La Rue plc(2)	16,095	39,072
Dechra Pharmaceuticals plc	2,114	152,237
Devro plc	39,055	120,038

Avantis International Equity ETF
	Shares	Value
Diageo plc, ADR	16,083	$3,089,705
Diploma plc	2,514	106,051
Direct Line Insurance Group plc	120,623	512,121
Diversified Energy Co. plc	73,841	113,427
Domino's Pizza Group plc	13,001	73,551
dotdigital group plc	29,046	113,245
Dr. Martens plc(2)	10,409	60,693
Draper Esprit plc(2)	9,764	145,784
Drax Group plc	53,148	303,078
DS Smith plc	30,323	184,517
Dunelm Group plc	19,642	347,169
DX Group plc(2)	60,433	29,942
easyJet plc(2)	13,652	149,470
Electrocomponents plc	43,952	643,175
Elementis plc(2)	22,018	46,492
EMIS Group plc	9,849	187,022
Ergomed plc(2)	4,815	96,675
Esken Ltd.(1)(2)	139,486	26,713
Essentra plc	6,271	25,019
Evraz plc	51,041	415,179
Experian plc	24,251	1,069,714
Ferguson plc	17,525	2,533,032
Ferrexpo plc	59,181	310,177
Firstgroup plc(2)	108,236	134,347
Forterra plc	21,617	93,900
Foxtons Group plc	26,652	19,805
Frasers Group plc(2)	28,962	266,610
Fresnillo plc	3,885	45,684
Frontier Developments plc(2)	2,524	97,787
Future plc	214	11,331
Games Workshop Group plc	3,986	634,217
Gamma Communications plc	2,848	90,117
Gateley Holdings plc	8,602	25,012
Genel Energy plc	30,104	55,844
Genus plc	1,146	93,516
Georgia Capital plc(2)	3,032	25,966
GlaxoSmithKline plc, ADR(1)	93,492	3,808,864
Glencore plc(2)	372,400	1,678,679
Go-Ahead Group plc (The)(2)	10,407	134,867
Golar LNG Ltd.(2)	12,093	136,046
Grafton Group plc	15,650	300,742
Grainger plc	55,903	245,952
Greencore Group plc(2)	4,786	9,354
Greggs plc(2)	14,902	621,631
Gulf Keystone Petroleum Ltd.	40,285	87,490
Gym Group plc (The)(2)	11,742	45,926
Halfords Group plc	44,089	220,646
Halma plc	18,810	776,774
Harbour Energy plc(2)	15,984	78,528
Hargreaves Lansdown plc	30,712	637,814
Hays plc(2)	96,731	211,761

Avantis International Equity ETF
	Shares	Value
Helical plc	7,727	$50,451
Hikma Pharmaceuticals plc	5,498	191,906
Hill & Smith Holdings plc	13,615	346,938
Hiscox Ltd.	3,825	48,324
Hochschild Mining plc	23,659	49,132
HomeServe plc	4,688	60,359
Hotel Chocolat Group plc(2)	3,424	17,614
Howden Joinery Group plc	89,863	1,168,928
HSBC Holdings plc, ADR(1)	146,052	3,861,615
Hunting plc	29,581	85,286
Ibstock plc	37,179	122,483
IG Group Holdings plc	12,585	162,061
IMI plc	27,806	697,278
Impax Asset Management Group plc	1,355	22,014
Inchcape plc	31,507	398,476
Indivior plc(2)	131,684	352,023
Informa plc(2)	10,463	76,464
IntegraFin Holdings plc	45,380	361,703
InterContinental Hotels Group plc(2)	3,687	235,577
Intermediate Capital Group plc	18,118	547,879
International Personal Finance plc(2)	47,604	96,901
Intertek Group plc	7,987	579,113
Investec plc	82,079	345,274
IP Group plc	172,407	301,061
IQE plc(2)	7,450	5,370
ITV plc(2)	146,554	233,575
IWG plc(2)	76,323	313,655
J D Wetherspoon plc(2)	8,117	124,137
J Sainsbury plc	196,954	823,189
Jadestone Energy plc	15,048	15,743
JD Sports Fashion plc	53,619	744,567
JET2 plc(1)(2)	13,388	212,730
John Laing Group plc	16,922	93,256
John Wood Group plc(2)	23,265	79,935
Johnson Matthey plc	24,902	1,006,758
Johnson Service Group plc(2)	14,546	29,545
Jubilee Metals Group plc(2)	378,019	90,960
Jupiter Fund Management plc	22,696	83,262
Just Group plc(2)	208,120	267,082
Kainos Group plc	8,811	237,640
Keller Group plc	16,613	228,365
Kingfisher plc	229,167	1,103,444
Lancashire Holdings Ltd.	5,138	44,127
Legal & General Group plc	194,646	723,038
Liberty Global plc, Class A(2)	3,489	100,274
Liberty Global plc, Class C(2)	9,626	278,961
Liontrust Asset Management plc	4,076	131,802
Lloyds Banking Group plc, ADR	944,541	2,219,671
London Stock Exchange Group plc	4,273	468,081
Lookers plc(2)	16,491	15,148
LSL Property Services plc	569	3,697

Avantis International Equity ETF
	Shares	Value
Luceco plc	7,115	$44,407
Luxfer Holdings plc	5,312	113,411
M&C Saatchi plc(2)	10,664	20,209
M&G plc	198,919	563,468
Man Group plc	98,930	293,903
Marks & Spencer Group plc(2)	277,486	685,916
Marshalls plc	7,250	80,647
Marston's plc(2)	151,115	179,774
Mediclinic International plc(2)	35,469	152,851
Meggitt plc(2)	23,926	273,087
Metro Bank plc(1)(2)	20,248	28,890
Micro Focus International plc, ADR	3,532	21,333
Mitchells & Butlers plc(2)	28,983	117,317
Mondi plc	29,290	807,963
Moneysupermarket.com Group plc	36,446	127,086
Morgan Advanced Materials plc	29,963	165,425
Morgan Sindall Group plc	5,600	197,828
Mortgage Advice Bureau Holdings Ltd.	5,397	106,981
Motorpoint group plc(2)	10,828	50,378
N Brown Group plc(1)(2)	21,919	16,125
National Grid plc, ADR	27,744	1,800,308
Natwest Group plc, ADR	154,765	903,828
NCC Group plc	2,701	12,000
Network International Holdings plc(2)	22,112	119,174
Next plc	12,881	1,400,821
Ninety One plc	13,842	48,570
Norcros plc	2,935	12,038
Numis Corp. plc	5,054	26,032
Ocado Group plc(2)	7,229	200,353
On the Beach Group plc(2)	4,763	23,094
OSB Group plc	43,480	305,036
Pagegroup plc(2)	62,165	539,405
Pan African Resources plc(1)	241,488	56,467
Pantheon Resources plc(2)	794	652
Paragon Banking Group plc	32,410	250,477
PayPoint plc	12,622	123,130
Pearson plc, ADR	25,038	265,152
Pennon Group plc	23,524	404,082
Persimmon plc	16,119	652,359
Petrofac Ltd.(1)(2)	342	495
Petropavlovsk plc(1)(2)	408,161	118,066
Phoenix Group Holdings plc	59,104	506,427
Phoenix Spree Deutschland Ltd.	3,461	19,425
Photo-Me International plc(2)	30,678	29,327
Playtech plc(2)	31,151	175,253
Plus500 Ltd.	16,040	329,757
Polar Capital Holdings plc	2,131	25,749
Premier Foods plc	90,093	149,955
Premier Miton Group plc	6,129	15,391
Provident Financial plc(2)	40,114	196,646
Prudential plc, ADR(1)	12,493	520,333

Avantis International Equity ETF
	Shares	Value
PZ Cussons plc	38,968	$129,245
QinetiQ Group plc	58,954	280,084
Quilter plc	261,078	542,651
Rathbone Brothers plc	5,960	167,583
Reach plc	56,484	317,861
Reckitt Benckiser Group plc	25,055	1,912,729
Redde Northgate plc	50,769	304,825
Redrow plc	28,871	282,116
RELX plc, ADR(1)	63,603	1,918,266
Renew Holdings plc	3,146	33,173
Renewi plc(2)	6,862	51,655
Renishaw plc	1,684	125,093
Rentokil Initial plc	45,175	360,881
Restore plc(2)	6,781	43,781
Rhi Magnesita NV	5,236	276,524
Ricardo plc	4,328	22,664
Rightmove plc	90,973	877,686
Rio Tinto plc, ADR(1)	47,767	3,585,869
RM plc	8,162	26,881
Rolls-Royce Holdings plc(2)	167,609	264,323
Rotork plc	24,419	112,097
Royal Dutch Shell plc, Class A ADR	70,469	2,801,847
Royal Dutch Shell plc, Class B ADR	63,799	2,511,767
Royal Mail plc	97,867	666,547
RWS Holdings plc	3,278	29,275
Sabre Insurance Group plc	5,219	15,855
Saga plc(2)	951	4,671
Sage Group plc (The)	34,595	353,302
Savannah Energy plc(2)	88,956	23,665
Savills plc	18,497	347,557
Schroders plc	5,713	297,020
Secure Trust Bank plc	854	14,961
Senior plc(2)	63,495	154,665
Serco Group plc	21,446	39,326
Serica Energy plc	22,164	48,044
Severn Trent plc	6,730	255,698
SIG plc(2)	67,238	48,940
Sirius Real Estate Ltd.	100,019	171,854
Smart Metering Systems plc	4,352	57,698
Smith & Nephew plc, ADR	10,256	393,215
Smiths Group plc	24,507	486,390
Softcat plc	16,080	467,418
Spectris plc	1,363	73,872
Speedy Hire plc	87,608	83,447
Spirax-Sarco Engineering plc	1,215	269,433
Spire Healthcare Group plc(2)	34,065	110,167
Spirent Communications plc	27,765	113,714
SSE plc	20,902	469,547
SSP Group plc(2)	29,010	108,874
St. James's Place plc	57,415	1,271,440
Stagecoach Group plc(2)	823	812

Avantis International Equity ETF
	Shares	Value
Standard Chartered plc (London)	150,548	$938,838
SThree plc	27,839	199,651
Stock Spirits Group plc	5,596	30,282
Strix Group plc	42,473	218,874
Superdry plc(2)	15,275	72,788
Synthomer plc	17,655	130,015
Tate & Lyle plc	50,737	492,764
Taylor Wimpey plc	65,599	165,131
TBC Bank Group plc	4,779	93,146
Ted Baker plc(2)	34,432	72,693
Telecom Plus plc	5,805	82,273
Telit Communications plc(2)	15,161	47,733
Tesco plc	249,620	876,321
TI Fluid Systems plc	25,158	105,677
TP Icap Group plc	60,404	168,950
Trainline plc(2)	4,354	21,905
Travis Perkins plc(2)	16,993	420,998
Tremor International Ltd.(2)	2,207	22,421
TUI AG(1)(2)	22,661	98,576
Tullow Oil plc(1)(2)	97,495	59,838
U & I Group plc(2)	4,306	5,217
Ultra Electronics Holdings plc	1,357	59,831
Unilever plc, ADR	58,037	3,231,500
United Utilities Group plc	74,013	1,076,333
Vectura Group plc	11,637	26,222
Vertu Motors plc(2)	42,861	31,829
Vesuvius plc	9,993	77,230
Victoria plc(2)	9,445	144,831
Victrex plc	6,185	225,648
Virgin Money UK plc(2)	171,616	501,447
Vistry Group plc	22,374	372,654
Vodafone Group plc, ADR(1)	164,073	2,800,726
Volex plc	6,298	35,961
Watkin Jones plc	39,788	130,174
Weir Group plc (The)(2)	6,668	160,466
WH Smith plc(2)	7,108	159,761
Whitbread plc(2)	4,696	207,372
Wickes Group plc(2)	51,550	170,139
Wincanton plc	2,226	12,244
WM Morrison Supermarkets plc	249,719	993,272
WPP plc, ADR(1)	1,939	131,658
Yellow Cake plc(2)	7,441	27,072
		133,093,579
United States†
Arko Corp.(2)	1	6
TOTAL COMMON STOCKS (Cost $816,733,664)		994,395,339
WARRANTS†
Italy†
Webuild SpA(1)(2) (Cost $—)	3,662	9,781

Avantis International Equity ETF
	Shares	Value
RIGHTS†
Singapore†
Sembcorp Marine Ltd.(1)(2) (Cost $19,992)	1,241,929	$2,771
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $12,323,860)	12,323,860	12,323,860
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $829,077,516)		1,006,731,751
OTHER ASSETS AND LIABILITIES — (0.9)%		(9,188,046)
TOTAL NET ASSETS — 100.0%		$997,543,705

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	19.4%
Industrials	17.5%
Consumer Discretionary	12.4%
Materials	10.6%
Health Care	8.9%
Information Technology	8.3%
Consumer Staples	7.1%
Communication Services	4.5%
Utilities	4.4%
Energy	4.0%
Real Estate	2.6%
Temporary Cash Investments - Securities Lending Collateral	1.2%
Other Assets and Liabilities	(0.9)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen
SDR	-	Swedish Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $40,015,963. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $41,839,466, which includes securities collateral of $29,515,606.

See Notes to Financial Statements.

AUGUST 31, 2021

Avantis International Small Cap Value ETF
	Shares	Value
COMMON STOCKS — 99.7%
Australia — 8.1%
Adairs Ltd.(1)	64,691	$189,079
Adbri Ltd.	536,299	1,339,645
Aeris Resources Ltd.(2)	793,331	107,341
Alkane Resources Ltd.(2)	232,884	166,681
Alliance Aviation Services Ltd.(2)	50,306	147,275
Aurelia Metals Ltd.	1,304,033	338,376
Austal Ltd.	392,904	559,737
Australian Finance Group Ltd.	292,018	645,716
Australian Pharmaceutical Industries Ltd.	542,194	532,871
Bank of Queensland Ltd.	574,050	3,953,852
Beach Energy Ltd.	2,592,471	1,975,146
Bendigo & Adelaide Bank Ltd.	318,708	2,327,039
Brickworks Ltd.	29,457	517,099
Calix Ltd.(2)	39,671	111,926
Cedar Woods Properties Ltd.	5,940	28,290
Champion Iron Ltd.(2)	603,336	2,580,215
Collins Foods Ltd.	16,697	149,986
Coronado Global Resources, Inc.(2)	485,044	391,464
CSR Ltd.	791,951	3,144,031
Dacian Gold Ltd.(1)(2)	129,467	22,685
Deterra Royalties Ltd.	179,435	567,913
Eclipx Group Ltd.(2)	506,283	929,532
Emeco Holdings Ltd.(2)	517,814	427,651
EML Payments Ltd.(2)	340,780	1,022,474
Genworth Mortgage Insurance Australia Ltd.	463,694	749,850
Gold Road Resources Ltd.	937,847	882,493
GrainCorp Ltd., A Shares	287,945	1,329,420
Grange Resources Ltd.	709,170	320,679
GWA Group Ltd.	185,034	380,153
HT&E Ltd.	15,815	20,585
Humm Group Ltd.(1)(2)	319,339	222,143
IGO Ltd.	688,738	4,812,093
Iluka Resources Ltd.	679,885	4,930,262
Imdex Ltd.	397,445	687,702
Inghams Group Ltd.(1)	442,075	1,333,134
InvoCare Ltd.(1)	153,254	1,371,175
Japara Healthcare Ltd.(2)	65,505	65,617
JB Hi-Fi Ltd.	15,755	526,541
Lovisa Holdings Ltd.	12,681	181,801
MACA Ltd.	180,898	112,127
Macmahon Holdings Ltd.	354,016	60,690
Mayne Pharma Group Ltd.(2)	2,039,260	431,093
McMillan Shakespeare Ltd.	133,144	1,210,871
McPherson's Ltd.	72,688	57,489
Metcash Ltd.	1,630,456	4,848,024
Mineral Resources Ltd.	5,392	214,492
MNF Group Ltd.	3,813	17,444
Monadelphous Group Ltd.	2,067	15,977

Avantis International Small Cap Value ETF
	Shares	Value
Money3 Corp. Ltd.	69,252	$179,557
Mount Gibson Iron Ltd.	419,460	186,353
MyState Ltd.	51,460	201,367
New Hope Corp. Ltd.(1)	427,343	642,344
nib holdings Ltd.	616,446	3,039,652
Nick Scali Ltd.	120,101	1,085,104
Nine Entertainment Co. Holdings Ltd.	1,256,732	2,501,051
NRW Holdings Ltd.	805,347	1,111,239
Nufarm Ltd.(2)	452,718	1,473,960
OFX Group Ltd.	72,467	87,401
Orica Ltd.	190,229	1,820,042
Orocobre Ltd.(2)	1,887	12,538
OZ Minerals Ltd.	17,955	306,830
Pacific Current Group Ltd.	35,896	162,549
Perenti Global Ltd.	1,714,125	1,089,631
Perseus Mining Ltd.(2)	1,796,420	2,027,629
Platinum Asset Management Ltd.	401,964	1,164,386
Premier Investments Ltd.	102,030	2,113,150
Ramelius Resources Ltd.	1,142,830	1,282,803
Red 5 Ltd.(2)	982,897	150,852
Regis Resources Ltd.	852,635	1,536,120
Resimac Group Ltd.	18,160	32,224
Resolute Mining Ltd.(1)(2)	796,259	270,316
Sandfire Resources Ltd.	308,147	1,451,840
Select Harvests Ltd.	191,834	1,217,740
Senex Energy Ltd.	316,549	733,113
Servcorp Ltd.	22,553	55,365
Sigma Healthcare Ltd.	1,000,955	471,824
Silver Lake Resources Ltd.(2)	1,266,741	1,270,317
Sims Ltd.	249,624	2,742,846
Southern Cross Media Group Ltd.(2)	399,069	649,227
St. Barbara Ltd.	929,586	1,071,242
Star Entertainment Grp Ltd. (The)(2)	110,000	326,100
Super Retail Group Ltd.	215,105	1,927,860
Tassal Group Ltd.	277,776	725,729
Viva Energy Group Ltd.	420,524	653,753
West African Resources Ltd.(2)	835,882	646,825
Western Areas Ltd.	504,840	1,132,650
Westgold Resources Ltd.(2)	689,016	889,367
Whitehaven Coal Ltd.(2)	399,485	733,289
		86,134,064
Austria — 0.9%
DO & CO. AG(1)(2)	410	32,474
FACC AG(1)(2)	18,960	197,732
IMMOFINANZ AG(1)(2)	61,653	1,569,824
Lenzing AG(2)	184	24,333
POLYTEC Holding AG(1)	13,249	137,267
Porr AG(2)	4,165	83,587
Semperit AG Holding	60,991	2,449,340
UNIQA Insurance Group AG	483,354	4,487,984
Vienna Insurance Group AG Wiener Versicherung Gruppe	10,205	295,610
		9,278,151

Avantis International Small Cap Value ETF
	Shares	Value
Belgium — 1.4%
AGFA-Gevaert NV(2)	180,950	$921,957
Bekaert SA	119,188	5,674,456
bpost SA(2)	188,483	1,821,807
Cie d'Entreprises CFE	1,878	215,888
Deceuninck NV	261,047	1,247,598
Euronav NV(1)	143,913	1,168,889
Ion Beam Applications	36,344	722,545
Tessenderlo Group SA(2)	63,458	2,629,978
		14,403,118
Canada — 8.4%
5N Plus, Inc.(2)	28,000	63,472
Advantage Energy Ltd.(1)(2)	107,783	448,509
Aecon Group, Inc.	8,121	132,663
AirBoss of America Corp.(1)	5,600	183,182
ARC Resources Ltd.(1)	49,572	354,016
Argonaut Gold, Inc.(2)	302,409	755,034
AutoCanada, Inc.(1)(2)	32,698	1,244,268
B2Gold Corp.	604,258	2,337,240
Badger Infrastructure Solutions Ltd.(1)	20,753	567,165
Baytex Energy Corp.(2)	865,878	1,496,147
Birchcliff Energy Ltd.(1)	357,616	1,539,139
Bird Construction, Inc.	20,464	160,254
Calibre Mining Corp.(2)	6,600	8,736
Canaccord Genuity Group, Inc.	112,717	1,346,368
Canacol Energy Ltd.(1)	63,655	167,507
Canadian Western Bank	82,846	2,428,284
Canfor Corp.(2)	73,076	1,568,500
Capital Power Corp.(1)	111,141	3,822,303
Capstone Mining Corp.(2)	245,955	1,081,956
Cardinal Energy Ltd.(2)	96,200	256,198
Cascades, Inc.	112,419	1,397,162
Celestica, Inc.(2)	130,768	1,240,671
Centerra Gold, Inc.	161,668	1,208,361
CES Energy Solutions Corp.(2)	147,707	176,782
China Gold International Resources Corp. Ltd.(1)	231,678	701,470
Chorus Aviation, Inc.(1)(2)	93,060	307,582
Copper Mountain Mining Corp.(2)	88,430	228,496
Corus Entertainment, Inc., B Shares	234,775	1,163,036
Crescent Point Energy Corp.	829,743	2,979,222
Crew Energy, Inc.(2)	60,000	87,980
Doman Building Materials Group Ltd.	69,736	367,017
Dorel Industries, Inc., Class B(2)	21,887	212,512
DREAM Unlimited Corp., Class A	12,622	271,218
Dundee Precious Metals, Inc.	176,313	1,085,842
Eldorado Gold Corp. (Toronto)(2)	113,023	990,793
Endeavour Mining plc	33,193	811,113
Enerplus Corp.(1)	281,157	1,662,451
Equitable Group, Inc.	10,613	1,288,634
ERO Copper Corp.(2)	31,843	603,216
Evertz Technologies Ltd.	4,000	41,850

Avantis International Small Cap Value ETF
	Shares	Value
Exchange Income Corp.	891	$30,869
Extendicare, Inc.(1)	54,332	350,543
Finning International, Inc.	159,911	4,162,388
First National Financial Corp.	8,548	313,830
Freehold Royalties Ltd.(1)	39,220	294,076
Frontera Energy Corp.(2)	19,417	106,962
goeasy Ltd.(1)	11,512	1,786,406
Gran Colombia Gold Corp.	29,800	115,501
Hardwoods Distribution, Inc.	13,532	407,681
High Liner Foods, Inc.	5,404	56,753
HLS Therapeutics, Inc.	2	30
Home Capital Group, Inc.(2)	47,138	1,477,674
Hudbay Minerals, Inc.	4,389	26,856
IAMGOLD Corp.(2)	290,877	691,659
Interfor Corp.	85,230	1,809,782
International Petroleum Corp.(1)(2)	107,479	469,393
Intertape Polymer Group, Inc.	27,113	661,036
Karora Resources, Inc.(2)	61,894	159,929
Keyera Corp.(1)	35,009	843,002
Largo Resources Ltd.(2)	2,962	40,874
Laurentian Bank of Canada	20,330	684,676
Linamar Corp.	49,770	2,819,767
Lundin Mining Corp.	180,043	1,455,585
Major Drilling Group International, Inc.(2)	48,071	304,052
Martinrea International, Inc.	99,028	948,170
Methanex Corp.	33,476	1,226,909
Mullen Group Ltd.	110,187	1,157,197
New Gold, Inc. (Toronto)(2)	612,075	737,411
North American Construction Group Ltd.	17,031	243,657
North West Co., Inc. (The)	17,433	494,809
OceanaGold Corp.(2)	388,946	727,549
Onex Corp.	30,600	2,144,050
Paramount Resources Ltd., A Shares	34,259	367,395
Parex Resources, Inc.(2)	122,494	1,887,436
Pason Systems, Inc.	25,778	167,747
Peyto Exploration & Development Corp.	204,215	1,084,485
Polaris Infrastructure, Inc.(1)	2,900	42,846
Precision Drilling Corp.(1)(2)	9,335	303,139
Pretium Resources, Inc.(2)	165,951	1,682,331
Real Matters, Inc.(2)	86,313	793,588
Resolute Forest Products, Inc.	72,327	885,707
Russel Metals, Inc.	72,314	1,965,973
Secure Energy Services, Inc.	162,974	546,411
ShawCor Ltd.(2)	71,811	282,884
Sierra Metals, Inc.(2)	3,100	6,929
SunOpta, Inc.(2)	69,550	654,348
Tamarack Valley Energy Ltd.(1)(2)	278,557	534,307
Torex Gold Resources, Inc.(2)	94,985	1,061,537
Tourmaline Oil Corp.	169,402	4,530,277
Transcontinental, Inc., Class A	17	329
TransGlobe Energy Corp.(2)	35,700	63,950

Avantis International Small Cap Value ETF
	Shares	Value
Trican Well Service Ltd.(2)	177,929	$351,162
Turquoise Hill Resources Ltd.(2)	64,789	971,591
Uni-Select, Inc.(2)	17,100	238,680
Vermilion Energy, Inc.(2)	187,418	1,250,790
Wajax Corp.	23,754	449,418
West Fraser Timber Co. Ltd.	22,831	1,762,926
Western Forest Products, Inc.	431,688	735,647
Whitecap Resources, Inc.(1)	553,547	2,373,629
Yamana Gold, Inc.	133,016	587,246
		89,118,133
Denmark — 1.6%
Alm Brand A/S	8,775	69,136
Bang & Olufsen A/S(2)	34,189	180,294
Bavarian Nordic A/S(2)	16,729	820,326
Chemometec A/S	4,429	703,618
D/S Norden A/S	73,032	1,894,907
Dfds A/S(2)	47,223	2,701,598
Drilling Co. of 1972 A/S (The)(2)	21,823	801,054
FLSmidth & Co. A/S	28,921	1,048,439
H+H International A/S, B Shares(2)	45,629	1,705,377
Jyske Bank A/S(2)	49,366	2,155,025
NKT A/S(2)	1,294	58,282
NNIT A/S	47,672	1,071,679
Ringkjoebing Landbobank A/S	4,191	497,577
Schouw & Co. A/S	10,713	1,161,975
Spar Nord Bank A/S	9,080	104,623
Sydbank AS	53,530	1,566,731
TORM plc(2)	34,998	270,876
		16,811,517
Finland — 1.7%
Altia Oyj(1)	8,650	109,658
CapMan Oyj, B Shares	9,067	33,630
HKScan Oyj, A Shares	82,580	203,404
Huhtamaki Oyj	6,107	326,263
Kemira Oyj	219,120	3,700,282
Neles Oyj	14,424	223,135
Outokumpu Oyj(2)	623,860	4,331,756
Sanoma Oyj	35,594	653,736
Suominen Oyj(1)	40,401	237,678
Tokmanni Group Corp.	108,664	3,134,920
Uponor Oyj	135,004	4,353,833
Verkkokauppa.com Oyj	57,568	581,104
		17,889,399
France — 3.1%
AKWEL	4,039	110,701
Albioma SA	12,888	570,630
ALD SA	127,281	1,792,619
APERAM SA	1,008	61,842
Atari SA(1)(2)	128,229	66,968
Biosynex(1)	8,789	243,925
Bonduelle SCA	5,544	150,076

Avantis International Small Cap Value ETF
	Shares	Value
Chargeurs SA	11,837	$328,902
Derichebourg SA(2)	56,715	671,300
Eramet SA(2)	15,854	1,289,505
Etablissements Maurel et Prom SA(2)	41,754	104,377
Eurobio Scientific SA(1)(2)	2,577	57,460
Eutelsat Communications SA	212,676	2,459,903
FIGEAC-AERO(1)(2)	5,760	35,820
Focus Home Interactive SA(2)	2,042	139,070
Gaztransport Et Technigaz SA	22,901	1,910,319
Groupe LDLC	845	65,290
Imerys SA	22,148	1,026,995
Jacquet Metals SACA	11,557	274,410
JCDecaux SA(2)	9,711	270,920
LISI	29,476	974,611
LNA Sante SA	383	25,430
Maisons du Monde SA	72,040	1,663,658
Manitou BF SA	6,768	243,776
Mersen SA	13,284	518,242
Metropole Television SA	51,855	1,104,228
Nexans SA	42,766	4,286,775
Nexity SA	51,611	2,665,265
Novacyt SA(1)(2)	25,994	137,139
ReWorld Media SA(2)	6,000	29,202
SES SA	401,026	3,346,857
Societe BIC SA	7,243	482,211
Solutions 30 SE(1)(2)	72,667	796,894
Television Francaise 1	111,088	1,115,120
Trigano SA	4,696	978,499
Vallourec SA(2)	11,949	110,734
Valneva SE(1)(2)	82,099	2,032,570
Verallia SA	14,295	521,059
		32,663,302
Germany — 4.9%
7C Solarparken AG	21,004	94,966
Aareal Bank AG	1,499	39,617
ADVA Optical Networking SE(2)	78,529	1,301,556
Allgeier SE	6,437	198,365
AURELIUS Equity Opportunities SE & Co. KGaA	26,387	840,108
Aurubis AG	32,456	2,758,404
Baader Bank AG	7,342	64,981
Bauer AG(2)	8,713	122,590
Bertrandt AG	1,999	113,831
Bilfinger SE	12,975	455,189
Borussia Dortmund GmbH & Co. KGaA(2)	2,240	16,675
CropEnergies AG	21,098	254,992
Deutsche EuroShop AG	38,467	889,281
Deutz AG(2)	75,422	688,794
Draegerwerk AG & Co. KGaA	557	47,308
Draegerwerk AG & Co. KGaA, Preference Shares	11,058	933,873
Duerr AG	2,562	126,212
Einhell Germany AG, Preference Shares	137	28,224

Avantis International Small Cap Value ETF
	Shares	Value
Elmos Semiconductor SE	1,173	$52,631
ElringKlinger AG(2)	62,271	1,013,880
Encavis AG	1,208	21,986
Freenet AG	28,889	713,559
Hamburger Hafen und Logistik AG	46,575	1,026,739
Home24 SE(2)	10,347	205,674
Hornbach Baumarkt AG	9,042	361,769
Hornbach Holding AG & Co. KGaA	12,085	1,292,776
HUGO BOSS AG	83,546	4,664,788
JOST Werke AG	20,026	1,306,762
Jungheinrich AG, Preference Shares	70,586	3,812,034
K+S AG(2)	271,316	3,867,561
Kloeckner & Co. SE(2)	113,383	1,530,893
Krones AG	5,654	573,171
KWS Saat SE & Co. KGaA	627	52,508
Lang & Schwarz AG(2)	7,389	659,052
Rheinmetall AG	51,126	4,999,716
SAF-Holland SE(2)	75,725	1,079,377
Salzgitter AG(2)	56,849	2,142,939
SGL Carbon SE(2)	144,066	1,599,494
Siltronic AG	12,483	2,062,654
Sixt SE(2)	10,694	1,437,321
Sixt SE, Preference Shares	8,069	634,190
STO SE & Co. KGaA, Preference Shares	2,547	590,303
Suedzucker AG	11,179	190,765
SUESS MicroTec SE(2)	26,725	781,093
TAG Immobilien AG	37,188	1,259,393
Wacker Chemie AG	19,187	3,385,553
Wacker Neuson SE	30,383	920,335
Wuestenrot & Wuerttembergische AG	29,962	659,247
		51,873,129
Hong Kong — 2.0%
BOCOM International Holdings Co. Ltd.	500,000	115,782
Bright Smart Securities & Commodities Group Ltd.	1,576,000	319,920
China Strategic Holdings Ltd.(1)(2)	58,220,000	493,580
Chow Sang Sang Holdings International Ltd.	839,000	1,276,291
CMBC Capital Holdings Ltd.(1)	21,600,000	297,172
Crystal International Group Ltd.	34,500	14,074
CSI Properties Ltd.	90,000	2,862
Dah Sing Financial Holdings Ltd.	161,200	501,502
First Pacific Co. Ltd.	20,000	7,456
FSE Lifestyle Services Ltd.	40,000	29,133
Fullshare Holdings Ltd.(1)(2)	12,257,500	165,398
Guotai Junan International Holdings Ltd.	8,524,000	1,498,324
Haitong International Securities Group Ltd.	5,663,000	1,635,773
Hang Lung Group Ltd.	66,000	164,603
Hengdeli Holdings Ltd.(2)	12,000	461
IGG, Inc.	645,000	616,039
IRC Ltd.(2)	3,018,000	113,747
Johnson Electric Holdings Ltd.	419,000	959,576
K Wah International Holdings Ltd.	2,602,000	1,140,959

Avantis International Small Cap Value ETF
	Shares	Value
Lifestyle International Holdings Ltd.(2)	27,500	$17,461
LK Technology Holdings Ltd.	547,500	1,836,094
Pacific Basin Shipping Ltd.	5,334,000	2,906,113
Realord Group Holdings Ltd.(2)	646,000	889,033
Sa Sa International Holdings Ltd.(2)	2,714,000	587,309
Shun Tak Holdings Ltd.(2)	3,190,000	914,119
SmarTone Telecommunications Holdings Ltd.	33,500	18,874
Solargiga Energy Holdings Ltd.(2)	2,018,000	127,973
Soundwill Holdings Ltd.	2,500	2,587
Sun Hung Kai & Co. Ltd.	866,000	474,196
Tai Hing Group Holdings Ltd.	245,000	50,093
Ten Pao Group Holdings Ltd.	412,000	122,127
Texhong Textile Group Ltd.	367,000	559,363
Texwinca Holdings Ltd.	440,000	95,017
Theme International Holdings Ltd.(2)	560,000	87,741
United Laboratories International Holdings Ltd. (The)	1,392,000	939,903
Vincent Medical Holdings Ltd.	550,000	84,272
VSTECS Holdings Ltd.	1,186,000	1,115,519
VTech Holdings Ltd.	34,600	336,080
Yue Yuen Industrial Holdings Ltd.(2)	55,500	112,552
		20,629,078
Ireland — 0.6%
FBD Holdings plc(2)	6,291	57,124
Glanbia plc	23,051	411,531
Glenveagh Properties plc(2)	3,801,410	4,862,531
Permanent TSB Group Holdings plc(2)	44,096	72,716
Uniphar plc(2)	101,528	475,340
		5,879,242
Israel — 2.4%
Adgar Investment and Development Ltd.	13,419	27,235
AFI Properties Ltd.(2)	880	44,944
Airport City Ltd.(2)	49,089	899,066
Ashtrom Group Ltd.	15,431	336,777
Azorim-Investment Development & Construction Co. Ltd.(2)	16,771	68,141
Caesarstone Ltd.	30,656	398,528
Camtek Ltd.(2)	22,927	946,334
Carasso Motors Ltd.	19,452	97,247
Cellcom Israel Ltd.(2)	79,596	300,093
Ceragon Networks Ltd.(1)(2)	54,112	218,612
Clal Insurance Enterprises Holdings Ltd.(2)	85,261	1,789,316
Delta Galil Industries Ltd.	3,725	192,878
Equital Ltd.(2)	6,693	185,357
Fattal Holdings 1998 Ltd.(2)	641	58,283
FIBI Holdings Ltd.(2)	30,844	1,277,206
First International Bank of Israel Ltd.	36,753	1,328,544
Fox Wizel Ltd.	12,694	1,682,371
Gazit-Globe Ltd.	50,161	363,007
Harel Insurance Investments & Financial Services Ltd.	188,639	1,852,928
Inrom Construction Industries Ltd.	23,839	117,592
Isracard Ltd.	374,387	1,553,577
Israel Corp. Ltd. (The)(2)	5,324	1,616,262

Avantis International Small Cap Value ETF
	Shares	Value
Ituran Location and Control Ltd.	3,488	$91,002
Melisron Ltd.(2)	3,585	289,640
Menora Mivtachim Holdings Ltd.	32,072	710,467
Migdal Insurance & Financial Holdings Ltd.(2)	375,378	529,339
Naphtha Israel Petroleum Corp. Ltd.(2)	10,798	49,544
Nawi Brothers Ltd.	9,923	74,850
Oil Refineries Ltd.(2)	4,143,955	903,827
Partner Communications Co. Ltd.(2)	200,671	951,137
Paz Oil Co. Ltd.(2)	11,898	1,198,029
Perion Network Ltd.(2)	3,865	80,999
Phoenix Holdings Ltd. (The)	264,450	2,823,610
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	3,656	256,499
Shufersal Ltd.	148,088	1,220,993
Summit Real Estate Holdings Ltd.(2)	4,435	69,902
Taro Pharmaceutical Industries Ltd.(2)	2,371	160,801
Tower Semiconductor Ltd.(2)	30,143	888,489
Victory Supermarket Chain Ltd.	1,800	37,548
		25,690,974
Italy — 2.7%
Aeffe SpA(2)	11,876	25,877
Arnoldo Mondadori Editore SpA(2)	10,652	23,518
Banca IFIS SpA	59,509	1,032,832
Banca Popolare di Sondrio SCPA	774,106	3,522,856
Banco di Desio e della Brianza SpA(1)	118,022	444,847
BFF Bank SpA	254,858	2,328,492
Biesse SpA(2)	41,427	1,486,628
Cairo Communication SpA(1)	94,298	209,877
Credito Emiliano SpA	64,659	433,419
Danieli & C Officine Meccaniche SpA	39,896	1,162,663
Danieli & C Officine Meccaniche SpA, Preference Shares	114,739	2,180,550
Digital Bros SpA(1)	27,152	857,026
doValue SpA	27,652	345,875
Enav SpA(2)	176,807	771,538
FNM SpA(2)	66,723	46,155
Geox SpA(1)(2)	47,705	63,334
Maire Tecnimont SpA(1)	150,126	585,120
Mediaset SpA	383,425	1,196,214
OVS SpA(2)	979,909	1,997,775
RAI Way SpA	194,724	1,183,966
Reno de Medici SpA	851,083	1,445,986
Safilo Group SpA(2)	37,185	72,522
Saipem SpA(1)(2)	1,319,583	3,126,827
Sesa SpA(2)	2,622	523,050
Societa Cattolica Di Assicurazione SpA(2)	259,445	2,152,677
Technogym SpA	25,753	304,444
Webuild SpA(1)	392,275	1,048,472
		28,572,540
Japan — 24.9%
77 Bank Ltd. (The)	77,000	872,851
A&D Co. Ltd.	7,100	72,130
Adastria Co. Ltd.(1)	12,900	210,713

Avantis International Small Cap Value ETF
	Shares	Value
ADEKA Corp.	93,300	$2,036,780
Adways, Inc.	12,600	76,562
Aeon Fantasy Co. Ltd.(1)	700	12,041
AEON Financial Service Co. Ltd.(1)	110,900	1,305,288
Aeon Mall Co. Ltd.(1)	37,200	566,523
AFC-HD AMS Life Science Co. Ltd.(1)	28,500	297,922
Aichi Steel Corp.	3,400	86,713
Airport Facilities Co. Ltd.	3,500	18,679
Aisan Industry Co. Ltd.	36,800	282,862
Akatsuki, Inc.	4,500	131,852
Alconix Corp.	10,000	144,523
Alleanza Holdings Co. Ltd.(1)	6,500	79,890
Alpen Co. Ltd.	34,700	1,092,867
Alps Alpine Co. Ltd.	165,100	1,729,594
AOKI Holdings, Inc.	4,600	26,151
Aozora Bank Ltd.	88,700	2,079,526
Arata Corp.	8,200	332,314
Arcland Sakamoto Co. Ltd.(1)	22,200	309,127
Arcs Co. Ltd.	47,700	969,687
Arealink Co. Ltd.	500	6,404
Asahi Co. Ltd.	7,400	89,803
Asahi Holdings, Inc.(1)	15,500	312,978
Asia Pile Holdings Corp.	1,400	6,114
ASKA Pharmaceutical Holdings Co. Ltd.	9,100	83,975
Aucnet, Inc.	4,400	83,306
Awa Bank Ltd. (The)	3,400	67,627
Axial Retailing, Inc.	7,100	256,386
Bando Chemical Industries Ltd.	9,600	80,493
Bank of the Ryukyus Ltd.	11,200	81,653
Beenos, Inc.	1,100	30,893
Belc Co. Ltd.	3,000	157,491
Belluna Co. Ltd.	79,800	596,376
Bic Camera, Inc.(1)	96,800	940,579
Bunka Shutter Co. Ltd.	84,900	899,034
Careerlink Co. Ltd.(1)	4,500	80,317
Carta Holdings, Inc.	3,000	57,810
Cawachi Ltd.	7,200	150,229
Central Glass Co. Ltd.	34,500	695,997
Chiba Kogyo Bank Ltd. (The)	2,000	5,266
Chilled & Frozen Logistics Holdings Co. Ltd.	1,900	30,246
Chubu Shiryo Co. Ltd.(1)	9,200	94,008
CI Takiron Corp.	20,500	116,934
CMIC Holdings Co. Ltd.	1,200	16,075
Cosmo Energy Holdings Co. Ltd.	93,000	1,845,263
CRE, Inc.	1,100	16,658
Credit Saison Co. Ltd.	188,400	2,142,968
CROOZ, Inc.(2)	10,500	127,984
CTI Engineering Co. Ltd.	2,700	60,468
Daicel Corp.	303,500	2,442,789
Daihen Corp.	10,800	470,233
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	7,600	113,351

Avantis International Small Cap Value ETF
	Shares	Value
Daiki Aluminium Industry Co. Ltd.	12,600	$169,996
Daikokutenbussan Co. Ltd.	2,700	170,205
Daikyonishikawa Corp.	19,200	116,055
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	5,000	115,202
Daio Paper Corp.	87,600	1,640,770
Daishi Hokuetsu Financial Group, Inc.	26,300	647,350
Daito Pharmaceutical Co. Ltd.	900	29,511
Daiwabo Holdings Co. Ltd.	81,900	1,556,100
DCM Holdings Co. Ltd.(1)	126,200	1,216,914
Denka Co. Ltd.	55,600	1,948,795
Denyo Co. Ltd.	1,000	18,637
Diamond Electric Holdings Co. Ltd.	2,800	64,083
DIC Corp.	97,000	2,790,061
Digital Holdings, Inc.	10,200	156,372
Dowa Holdings Co. Ltd.	16,300	715,792
Eagle Industry Co. Ltd.	42,200	479,074
Earth Corp.	5,600	331,332
Ebara Corp.	84,500	4,200,240
Ebara Jitsugyo Co. Ltd.	4,600	104,924
Eco's Co. Ltd.	14,100	249,536
EDION Corp.	110,000	1,068,741
EF-ON, Inc.(1)	9,200	71,019
Ehime Bank Ltd. (The)	3,300	23,449
EJ Holdings, Inc.	2,900	33,186
Electric Power Development Co. Ltd.	182,600	2,727,778
Enomoto Co. Ltd.	3,000	43,038
Enplas Corp.	1,400	40,008
ES-Con Japan Ltd.(1)	100	710
Exedy Corp.	29,000	438,786
F.C.C. Co. Ltd.	17,700	247,479
FALCO HOLDINGS Co. Ltd.	2,000	31,937
Feed One Co. Ltd.	4,700	32,465
Ferrotec Holdings Corp.	48,600	1,425,457
FIDEA Holdings Co. Ltd.	78,100	89,423
Financial Products Group Co. Ltd.	96,500	596,545
FJ Next Co. Ltd.	12,000	112,064
France Bed Holdings Co. Ltd.	12,600	105,894
Freebit Co. Ltd.	3,900	29,414
Fudo Tetra Corp.	3,500	55,427
Fuji Co. Ltd.(1)	4,200	75,041
Fuji Corp. Ltd.	9,000	56,101
Fuji Oil Holdings, Inc.	43,200	976,586
Fuji Pharma Co. Ltd.	3,800	39,859
Fuji Seal International, Inc.	37,800	849,175
Fujibo Holdings, Inc.	6,000	231,183
Fujikura Ltd.(2)	330,200	1,901,177
Fukuda Corp.	800	36,562
Fumakilla Ltd.	1,400	17,095
Furukawa Battery Co. Ltd. (The)(1)	2,700	39,574
Furukawa Co. Ltd.	7,700	86,625
Furuno Electric Co. Ltd.	18,200	180,659

Avantis International Small Cap Value ETF
	Shares	Value
Furyu Corp.	600	$8,479
Futaba Industrial Co. Ltd.	93,800	413,864
Fuyo General Lease Co. Ltd.	14,100	973,515
G-7 Holdings, Inc.	5,400	194,997
G-Tekt Corp.	14,800	199,154
Gecoss Corp.	2,200	17,764
Genky DrugStores Co. Ltd.(1)	4,200	196,313
Geo Holdings Corp.(1)	26,600	287,559
GLOBERIDE, Inc.	7,600	509,904
GMO Financial Holdings, Inc.	56,300	418,927
Godo Steel Ltd.	8,300	113,393
Goldcrest Co. Ltd.	7,500	114,896
GS Yuasa Corp.	53,600	1,255,816
GungHo Online Entertainment, Inc.	18,800	365,207
Gunma Bank Ltd. (The)	312,300	1,006,976
H-One Co. Ltd.	9,400	61,184
H.U. Group Holdings, Inc.	64,900	1,915,316
H2O Retailing Corp.	30,100	236,300
Hagihara Industries, Inc.	3,300	45,134
Hagiwara Electric Holdings Co. Ltd.	1,300	26,927
Hamakyorex Co. Ltd.	14,700	437,646
Hanwa Co. Ltd.	48,400	1,451,339
Happinet Corp.	9,100	120,274
Hazama Ando Corp.	3,700	27,598
Heiwado Co. Ltd.(1)	9,200	182,922
HI-LEX Corp.	4,000	63,144
Hinokiya Group Co. Ltd.	2,200	46,177
Hirogin Holdings, Inc.	225,400	1,296,470
Hitachi Transport System Ltd.	2,900	121,352
Hitachi Zosen Corp.	228,400	1,652,235
Hokkoku Bank Ltd. (The)	8,800	168,661
Hokuetsu Corp.	30,700	168,623
Hokuhoku Financial Group, Inc.	134,200	1,028,603
Hokuto Corp.	27,700	501,900
Hoosiers Holdings	15,500	93,178
Hosiden Corp.	76,700	630,959
Hyakugo Bank Ltd. (The)	102,100	300,405
I-Net Corp./Kanagawa	1,400	18,142
I-PEX, Inc.	9,200	165,496
Ichigo, Inc.	6,500	20,120
Ichinen Holdings Co. Ltd.	4,300	48,432
IDEA Consultants, Inc.	200	3,394
IDOM, Inc.	135,900	1,154,904
IHI Corp.(2)	44,800	996,072
Iino Kaiun Kaisha Ltd.	154,600	738,030
Inabata & Co. Ltd.	55,300	845,944
Ines Corp.	200	2,869
Innotech Corp.	5,300	67,097
Internet Initiative Japan, Inc.	49,900	1,737,033
Iseki & Co. Ltd.(2)	3,100	44,501
Itochu Enex Co. Ltd.	98,100	879,459

Avantis International Small Cap Value ETF
	Shares	Value
Itoham Yonekyu Holdings, Inc.	33,400	$225,491
IwaiCosmo Holdings, Inc.	13,500	168,885
Iwatani Corp.	8,500	468,809
Iyo Bank Ltd. (The)	124,200	664,664
Izumi Co. Ltd.(1)	400	13,014
J Front Retailing Co. Ltd.(1)	142,500	1,229,782
Jaccs Co. Ltd.	28,100	702,388
JAFCO Group Co. Ltd.	13,700	827,406
Janome Sewing Machine Co. Ltd.	10,000	62,945
Japan Asia Group Ltd.	20,800	182,432
Japan Aviation Electronics Industry Ltd.	27,100	396,082
Japan Investment Adviser Co. Ltd.	9,700	124,381
Japan Petroleum Exploration Co. Ltd.	36,400	626,208
Japan Transcity Corp.	4,400	23,592
JDC Corp.	1,000	5,230
JFE Holdings, Inc.	3,600	58,392
JK Holdings Co. Ltd.	200	1,470
JM Holdings Co. Ltd.(1)	20,000	415,017
Joshin Denki Co. Ltd.	27,600	631,453
JSP Corp.	2,200	32,384
JTEKT Corp.	290,200	2,623,972
Juroku Bank Ltd. (The)	28,000	591,029
JVCKenwood Corp.	408,100	771,626
K's Holdings Corp.	200,900	2,195,979
Kaga Electronics Co. Ltd.	3,100	81,580
Kamei Corp.	4,100	43,737
Kanamoto Co. Ltd.	46,700	1,067,145
Kandenko Co. Ltd.	35,100	301,581
Kaneka Corp.	60,400	2,499,738
Kanematsu Corp.	8,400	108,028
Kanto Denka Kogyo Co. Ltd.	56,800	552,701
Kato Sangyo Co. Ltd.	3,000	91,749
KAWADA TECHNOLOGIES, Inc.	100	3,373
Kawai Musical Instruments Manufacturing Co. Ltd.	900	30,561
Keiyo Co. Ltd.(1)	36,100	262,377
KFC Holdings Japan Ltd.	5,700	154,649
Kintetsu World Express, Inc.	15,700	380,924
Kito Corp.	1,700	25,639
Kitz Corp.	77,300	572,232
Kiyo Bank Ltd. (The)	79,500	1,133,896
Koa Shoji Holdings Co. Ltd.(1)	5,800	34,135
Kobe Steel Ltd.	470,100	2,988,751
Kohnan Shoji Co. Ltd.	42,900	1,414,349
Kojima Co. Ltd.(1)	33,400	197,667
Komeri Co. Ltd.	43,400	995,174
Konica Minolta, Inc.	566,200	2,873,524
Konoike Transport Co. Ltd.	3,700	46,046
Kumagai Gumi Co. Ltd.	31,900	778,972
Kuraray Co. Ltd.	322,500	3,031,576
Kureha Corp.	10,700	729,416
Kurimoto Ltd.	800	11,981

Avantis International Small Cap Value ETF
	Shares	Value
Kuriyama Holdings Corp.	400	$3,167
KYB Corp.	6,300	177,844
Kyoei Steel Ltd.	16,300	216,646
Kyokuto Kaihatsu Kogyo Co. Ltd.	11,400	171,096
Kyokuyo Co. Ltd.	4,700	128,764
Kyudenko Corp.	600	21,574
Kyushu Financial Group, Inc.	132,000	512,063
Lawson, Inc.(1)	1,800	86,573
Life Corp.	6,200	244,905
Macnica Fuji Electronics Holdings, Inc.	58,100	1,397,622
Maeda Corp.	161,000	1,185,319
Maeda Road Construction Co. Ltd.	25,300	424,550
Maruha Nichiro Corp.	49,400	1,139,990
Maruwa Co. Ltd.	200	19,311
Maruzen Showa Unyu Co. Ltd.	2,500	77,276
Maxell Holdings Ltd.(2)	60,400	710,079
Mazda Motor Corp.(2)	600	5,208
MCJ Co. Ltd.	39,600	441,252
Mebuki Financial Group, Inc.	599,900	1,340,654
Megachips Corp.	16,400	500,799
Megmilk Snow Brand Co. Ltd.	39,000	817,417
Meidensha Corp.	39,700	886,196
Meiko Electronics Co. Ltd.	23,800	595,689
Mie Kotsu Group Holdings, Inc.	8,900	40,515
Mimasu Semiconductor Industry Co. Ltd.	35,900	763,201
Ministop Co. Ltd.	3,000	38,728
Mirait Holdings Corp.	106,900	2,126,560
Mitani Sangyo Co. Ltd.	1,200	4,141
Mitsuba Corp.(2)	60,300	360,608
Mitsubishi HC Capital, Inc.	419,250	2,245,070
Mitsubishi Kakoki Kaisha Ltd.	1,200	26,738
Mitsubishi Materials Corp.	148,700	3,048,182
Mitsui Chemicals, Inc.	61,500	2,123,128
Mitsui E&S Holdings Co. Ltd.(2)	10,300	43,165
Mitsui Mining & Smelting Co. Ltd.	65,200	1,977,501
Mitsui OSK Lines Ltd.	70,600	5,441,603
Mitsui-Soko Holdings Co. Ltd.	37,400	910,302
Mixi, Inc.	47,700	1,095,510
Miyazaki Bank Ltd. (The)	7,200	134,948
Mizuho Leasing Co. Ltd.(1)	43,500	1,389,633
Modec, Inc.	10,700	157,669
Monex Group, Inc.	106,600	567,185
MrMax Holdings Ltd.	9,700	55,714
Musashi Seimitsu Industry Co. Ltd.	52,800	929,859
Musashino Bank Ltd. (The)	27,400	447,726
Nachi-Fujikoshi Corp.	3,300	128,952
Nafco Co. Ltd.	8,500	140,463
NEC Capital Solutions Ltd.	17,000	327,590
NGK Spark Plug Co. Ltd.	183,000	2,812,885
Nichiha Corp.	5,100	150,064
Nichireki Co. Ltd.	12,500	146,077

Avantis International Small Cap Value ETF
	Shares	Value
Nihon Chouzai Co. Ltd.	400	$6,297
Nihon Dempa Kogyo Co. Ltd.(2)	12,800	102,016
Nihon Flush Co. Ltd.	3,600	41,462
Nihon House Holdings Co. Ltd.(1)	2,100	8,088
Nihon Tokushu Toryo Co. Ltd.	1,200	11,548
Nikkon Holdings Co. Ltd.	62,600	1,306,479
Nippo Corp.	65,500	1,924,708
Nippon Carbon Co. Ltd.	200	7,538
Nippon Chemi-Con Corp.(2)	17,500	343,607
Nippon Chemical Industrial Co. Ltd.	2,300	69,458
Nippon Coke & Engineering Co. Ltd.	215,400	246,493
Nippon Commercial Development Co. Ltd.	7,500	115,174
Nippon Denko Co. Ltd.	293,300	873,149
Nippon Electric Glass Co. Ltd.	73,000	1,557,594
Nippon Kayaku Co. Ltd.	85,000	940,478
Nippon Kodoshi Corp.	800	23,789
Nippon Koei Co. Ltd.	2,900	81,695
Nippon Light Metal Holdings Co. Ltd.	78,810	1,381,552
Nippon Paper Industries Co. Ltd.	128,300	1,427,610
Nippon Road Co. Ltd. (The)	700	52,845
Nippon Seiki Co. Ltd.	2,100	23,408
Nippon Suisan Kaisha Ltd.	370,300	2,040,913
Nippon Yakin Kogyo Co. Ltd.	18,910	462,233
Nippon Yusen KK	74,400	5,982,865
Nipro Corp.	165,700	1,927,353
Nishi-Nippon Financial Holdings, Inc.	153,400	968,083
Nishimatsuya Chain Co. Ltd.(1)	45,400	545,568
Nishio Rent All Co. Ltd.	37,500	994,806
Nissei ASB Machine Co. Ltd.	1,500	57,671
Nissha Co. Ltd.	72,500	1,170,224
Nisshinbo Holdings, Inc.	110,300	915,297
Nissin Electric Co. Ltd.	18,300	207,857
Nitto Kogyo Corp.	21,400	336,804
Nittoc Construction Co. Ltd.	3,300	21,699
Nojima Corp.	35,400	871,579
NOK Corp.	99,200	1,216,547
Nomura Micro Science Co. Ltd.(1)	2,700	118,882
Noritz Corp.	1,700	29,285
North Pacific Bank Ltd.	300,100	692,129
NS United Kaiun Kaisha Ltd.	9,900	328,397
NTN Corp.(2)	491,600	1,124,578
Ogaki Kyoritsu Bank Ltd. (The)	28,300	502,780
Okamura Corp.	84,600	1,301,308
Oki Electric Industry Co. Ltd.	38,900	348,959
Okuwa Co. Ltd.	16,900	170,710
Olympic Group Corp.	6,200	42,782
Organo Corp.	3,000	173,192
Orient Corp.	647,700	882,309
Oriental Shiraishi Corp.(2)	69,200	172,148
Pacific Industrial Co. Ltd.	71,700	818,578
Pasco Corp.	500	6,662

Avantis International Small Cap Value ETF
	Shares	Value
Pasona Group, Inc.	19,200	$464,980
Penta-Ocean Construction Co. Ltd.	92,400	586,461
Press Kogyo Co. Ltd.	5,000	15,715
Pressance Corp.	10,100	158,432
Proto Corp.	8,100	109,030
PS Mitsubishi Construction Co. Ltd.	13,500	79,527
Raiznext Corp.	15,500	156,044
Relia, Inc.(1)	58,000	628,403
Rengo Co. Ltd.	218,000	1,777,079
Resorttrust, Inc.	2,600	44,979
Ricoh Leasing Co. Ltd.	16,600	550,624
Riken Technos Corp.	14,500	75,857
Riken Vitamin Co. Ltd.	12,400	205,391
Rokko Butter Co. Ltd.	1,500	21,601
Roland DG Corp.	9,800	254,561
Ryobi Ltd.	3,500	41,396
Ryoden Corp.	1,700	27,584
Sakai Chemical Industry Co. Ltd.	12,700	245,788
Sakura Internet, Inc.(1)	500	2,834
Sala Corp.	12,500	68,808
San-In Godo Bank Ltd. (The)	82,100	427,322
Sanei Architecture Planning Co. Ltd.(1)	2,300	39,315
Sankyu, Inc.	51,100	2,378,021
Sanoh Industrial Co. Ltd.	37,200	378,339
Sanwa Holdings Corp.	202,100	2,684,040
Sanyo Chemical Industries Ltd.	6,100	326,191
Sawada Holdings Co. Ltd.	25,400	231,515
SBS Holdings, Inc.	17,500	629,101
Seed Co. Ltd.	5,000	31,455
Seikitokyu Kogyo Co. Ltd.	6,400	48,961
Seiko Epson Corp.	63,600	1,184,535
Seino Holdings Co. Ltd.	3,100	38,182
Seiren Co. Ltd.	5,100	88,642
Senko Group Holdings Co. Ltd.	130,800	1,149,760
Senshu Ikeda Holdings, Inc.	128,800	196,512
Seven Bank Ltd.	580,600	1,324,231
Shibaura Mechatronics Corp.	2,100	126,108
Shibuya Corp.	1,300	36,814
Shin Nippon Biomedical Laboratories Ltd.	3,700	28,556
Shinagawa Refractories Co. Ltd.	100	3,608
Shinnihon Corp.	4,500	35,243
Shinoken Group Co. Ltd.	15,400	155,804
Shinsei Bank Ltd.	95,900	1,188,927
Shoei Foods Corp.	5,500	207,911
Showa Sangyo Co. Ltd.	1,300	33,284
Siix Corp.	27,500	319,877
Sinko Industries Ltd.	3,300	65,483
SK-Electronics Co. Ltd.	200	1,695
SKY Perfect JSAT Holdings, Inc.	257,000	952,839
Soken Chemical & Engineering Co. Ltd.	1,300	24,847
Space Value Holdings Co. Ltd.(2)	14,100	107,140

Avantis International Small Cap Value ETF
	Shares	Value
St-Care Holding Corp.	12,200	$104,678
Starts Corp., Inc.	44,100	1,146,021
Starzen Co. Ltd.	12,700	258,504
Stella Chemifa Corp.	4,200	108,666
Studio Alice Co. Ltd.(1)	7,300	148,944
SUMCO Corp.	89,500	1,884,226
Sumida Corp.	25,000	297,628
Sumitomo Bakelite Co. Ltd.	9,600	413,846
Sumitomo Forestry Co. Ltd.	66,200	1,291,774
Sumitomo Heavy Industries Ltd.	73,300	1,917,497
Sumitomo Mitsui Construction Co. Ltd.	106,900	463,854
Sumitomo Osaka Cement Co. Ltd.	45,400	1,232,318
Sumitomo Riko Co. Ltd.	54,300	345,281
Sumitomo Rubber Industries Ltd.	236,800	2,836,755
Sumitomo Seika Chemicals Co. Ltd.	2,900	92,834
Sumitomo Warehouse Co. Ltd. (The)	47,000	763,810
Sun Frontier Fudousan Co. Ltd.	19,600	203,373
Suruga Bank Ltd.	278,100	914,091
Suzuki Co. Ltd.	6,700	51,430
SWCC Showa Holdings Co. Ltd.	14,600	303,658
T RAD Co. Ltd.(2)	1,100	31,215
T-Gaia Corp.	12,400	221,600
Taihei Dengyo Kaisha Ltd.	9,100	222,700
Taiheiyo Cement Corp.	142,600	3,265,927
Taiho Kogyo Co. Ltd.	22,800	175,461
Taiyo Yuden Co. Ltd.	35,300	1,995,438
Takamiya Co. Ltd.	1,600	6,977
Takaoka Toko Co. Ltd.	7,500	101,976
Takara Leben Co. Ltd.	235,500	685,053
Takasago International Corp.	11,200	294,423
Takashimaya Co. Ltd.(1)	127,900	1,275,065
Takeei Corp.	28,500	433,375
Takuma Co. Ltd.	17,400	262,206
Tama Home Co. Ltd.	28,500	639,260
Tanseisha Co. Ltd.	17,200	137,060
Taoka Chemical Co. Ltd.	600	61,123
Teijin Ltd.	208,900	3,004,583
Toa Corp. (Tokyo)(1)	28,400	594,316
Toda Corp.	3,900	28,470
Toho Zinc Co. Ltd.	12,800	236,082
TOKAI Holdings Corp.	107,300	893,921
Tokai Rika Co. Ltd.	11,100	161,482
Tokuyama Corp.	66,300	1,323,930
Tokyo Tatemono Co. Ltd.	190,300	2,917,008
Tokyo Tekko Co. Ltd.	2,700	38,193
Tokyu Fudosan Holdings Corp.	152,900	884,605
Tomoku Co. Ltd.	1,600	27,741
TOMONY Holdings, Inc.	8,700	25,516
Tomy Co. Ltd.	32,600	319,760
Topre Corp.	49,500	602,468
Tosei Corp.	26,800	282,947

Avantis International Small Cap Value ETF
	Shares	Value
Towa Bank Ltd. (The)	11,900	$54,170
Towa Corp.	25,400	627,121
Toyo Ink SC Holdings Co. Ltd.	12,300	226,100
Toyo Seikan Group Holdings Ltd.	145,400	2,024,391
Toyo Tanso Co. Ltd.	1,700	42,571
Toyo Tire Corp.	130,500	2,318,178
Toyobo Co. Ltd.	124,200	1,538,207
Toyoda Gosei Co. Ltd.	58,700	1,248,315
Toyota Boshoku Corp.	69,400	1,304,971
TPR Co. Ltd.	13,500	182,259
Transcosmos, Inc.	7,000	218,616
TS Tech Co. Ltd.	10,400	140,870
Tsubakimoto Chain Co.	33,800	1,041,915
Tsuzuki Denki Co. Ltd.	200	3,232
UACJ Corp.(2)	40,600	1,007,429
Ube Industries Ltd.	126,800	2,558,525
Uchida Yoko Co. Ltd.	4,700	222,259
United Super Markets Holdings, Inc.(1)	59,900	595,394
UNITED, Inc.	4,000	60,454
Unitika Ltd.(2)	27,100	85,821
V Technology Co. Ltd.	4,100	168,654
Valor Holdings Co. Ltd.	44,900	1,002,435
VT Holdings Co. Ltd.	2,200	10,766
Wacom Co. Ltd.	21,300	138,691
Wakita & Co. Ltd.	38,200	351,794
Warabeya Nichiyo Holdings Co. Ltd.	8,100	177,246
World Holdings Co. Ltd.	4,100	96,836
Xebio Holdings Co. Ltd.	19,300	193,620
YAMABIKO Corp.	65,700	755,415
Yamaguchi Financial Group, Inc.	129,900	757,493
Yamato Corp.	700	4,885
Yaoko Co. Ltd.	1,100	71,371
Yellow Hat Ltd.	31,600	559,194
Yodogawa Steel Works Ltd.	29,600	667,967
Yokohama Reito Co. Ltd.	38,300	312,638
Yokohama Rubber Co. Ltd. (The)	155,300	2,648,893
Yorozu Corp.	4,500	48,709
Yotai Refractories Co. Ltd.	2,400	27,789
Yurtec Corp.	1,000	6,310
		263,211,267
Netherlands — 2.3%
Accell Group NV(2)	24,143	1,151,396
AerCap Holdings NV(2)	134,550	7,256,281
AMG Advanced Metallurgical Group NV	17,257	610,541
Arcadis NV	1,042	51,595
ASR Nederland NV(1)	119,362	5,454,222
Basic-Fit NV(1)(2)	20,454	955,193
Boskalis Westminster	85,300	2,807,962
Brunel International NV	19,487	257,532
ForFarmers NV	23,802	125,078
Heijmans NV, CVA	72,273	1,037,928

Avantis International Small Cap Value ETF
	Shares	Value
Koninklijke BAM Groep NV(2)	439,538	$1,451,927
Pharming Group NV(1)(2)	366,626	394,266
PostNL NV	162,711	851,450
SIF Holding NV	285	5,447
TKH Group NV, CVA	37,764	2,314,339
		24,725,157
New Zealand — 0.8%
Air New Zealand Ltd.(1)(2)	1,750,352	1,862,684
Heartland Group Holdings Ltd.	16,000	25,860
Kathmandu Holdings Ltd.	186,847	179,031
New Zealand Refining Co. Ltd. (The)(2)	201,543	130,799
Oceania Healthcare Ltd.	3,324,227	3,684,694
SKYCITY Entertainment Group Ltd.(2)	161,460	370,518
Tourism Holdings Ltd.(2)	2,943	5,010
Z Energy Ltd.	992,224	2,452,551
		8,711,147
Norway — 1.9%
ABG Sundal Collier Holding ASA	387,326	414,472
Aker Solutions ASA(2)	73,561	136,040
Avance Gas Holding Ltd.	181,766	910,805
BW Energy Ltd.(2)	12,056	38,700
BW LPG Ltd.	202,182	1,076,523
BW Offshore Ltd.	269,994	838,183
DNO ASA(2)	1,080,504	979,905
FLEX LNG Ltd.	60,698	911,661
Frontline Ltd.(1)	259,633	1,874,550
Grieg Seafood ASA(2)	17,190	171,117
Hunter Group ASA(2)	85,606	26,371
Kid ASA	46,537	687,147
Kitron ASA	12,541	27,609
Komplett Bank ASA	54,615	53,900
Norske Skog ASA(2)	78,434	293,037
Ocean Yield ASA(1)	32,155	116,755
Odfjell Drilling Ltd.(1)(2)	155,125	346,755
PGS ASA(2)	1,634,050	807,269
Protector Forsikring ASA	24,026	270,683
SpareBank 1 Nord Norge	124,074	1,249,523
Sparebanken Vest	58,146	598,247
Stolt-Nielsen Ltd.	56,279	701,471
Subsea 7 SA	526,675	4,006,765
TGS ASA	175,798	1,947,215
Veidekke ASA	68,075	873,960
Wallenius Wilhelmsen ASA(2)	184,503	730,357
XXL ASA(2)	175,157	371,719
		20,460,739
Portugal — 0.2%
CTT-Correios de Portugal SA	349,706	1,897,466
NOS SGPS SA	43,771	184,523
Sonae SGPS SA	12,843	13,984
		2,095,973
Singapore — 1.6%
Banyan Tree Holdings Ltd.(2)	67,500	16,035

Avantis International Small Cap Value ETF
	Shares	Value
Boustead Singapore Ltd.	125,900	$93,621
BRC Asia Ltd.	79,400	88,503
China Sunsine Chemical Holdings Ltd.	1,435,600	522,578
First Resources Ltd.	44,100	48,140
Food Empire Holdings Ltd.	57,400	32,830
Frencken Group Ltd.	258,600	451,203
Golden Agri-Resources Ltd.	22,317,600	3,807,944
Hong Leong Asia Ltd.(1)	422,700	265,179
Hour Glass Ltd. (The)(1)	250,400	265,490
Hutchison Port Holdings Trust, U Shares	11,302,100	2,307,832
Indofood Agri Resources Ltd.(2)	191,900	43,437
InnoTek Ltd.(1)	91,000	54,352
ISDN Holdings Ltd.	354,200	166,852
Japfa Ltd.	1,780,900	940,063
Medtecs International Corp. Ltd.	329,000	133,101
Mewah International, Inc.	120,500	35,650
OUE Ltd.(1)	102,800	106,141
QAF Ltd.	46,100	31,700
Singapore Post Ltd.	1,279,000	622,499
Singapore Press Holdings Ltd.	3,259,000	4,696,950
Tuan Sing Holdings Ltd.(1)	1,113,700	412,784
Yanlord Land Group Ltd.	2,436,600	2,151,671
		17,294,555
Spain — 1.7%
Acerinox SA	223,672	3,048,419
Almirall SA	1,988	33,768
Banco de Sabadell SA(2)	5,283,706	3,766,782
Bankinter SA	90,465	529,441
Construcciones y Auxiliar de Ferrocarriles SA(2)	34,653	1,487,063
Deoleo SA(1)(2)	254,650	110,238
Ence Energia y Celulosa SA(2)	104,392	311,333
Ercros SA(2)	94,414	371,910
Fomento de Construcciones y Contratas SA	424	5,419
Gestamp Automocion SA(2)	295,541	1,374,591
Grupo Catalana Occidente SA	15,011	568,507
Mediaset Espana Comunicacion SA(2)	256,897	1,567,137
Melia Hotels International SA(2)	8,104	56,683
Miquel y Costas & Miquel SA	97	1,935
Neinor Homes SA(2)	14,754	210,551
Obrascon Huarte Lain SA(1)(2)	260,134	190,040
Pharma Mar SA	19,891	1,713,727
Prosegur Cia de Seguridad SA	340,517	1,108,525
Sacyr SA	5,401	13,344
Solarpack Corp. Tecnologica SA(2)	488	15,145
Tecnicas Reunidas SA(1)(2)	24,310	233,892
Tubacex SA(1)(2)	80,578	141,150
Unicaja Banco SA	1,349,980	1,245,526
Zardoya Otis SA	50,683	334,500
		18,439,626
Sweden — 7.2%
AcadeMedia AB	4,124	37,523

Avantis International Small Cap Value ETF
	Shares	Value
Arise AB(2)	17,600	$84,176
Arjo AB, B Shares	10,539	135,201
Avanza Bank Holding AB	51,942	2,000,804
Bahnhof AB, B Shares	33,644	154,000
Bilia AB, A Shares	190,263	3,823,019
Biotage AB	39,686	1,110,193
Bonava AB, B Shares	162,680	1,728,716
Boozt AB(2)	74,606	1,521,915
Bure Equity AB	114,038	5,323,392
Catena Media plc(1)(2)	179,710	935,138
Cibus Nordic Real Estate AB	37,504	977,295
Clas Ohlson AB, B Shares(1)(2)	133,089	1,583,745
Collector AB(2)	161,073	730,157
Corem Property Group AB	943,178	2,806,024
Dios Fastigheter AB	157,275	1,853,495
Electrolux Professional AB, B Shares(2)	253,303	1,980,017
Eolus Vind AB, B Shares(1)	58,118	1,182,709
Ferronordic AB	7,904	224,271
G5 Entertainment AB(1)	13,542	694,145
Granges AB	177,127	2,206,240
Haldex AB(1)(2)	29,594	170,721
Hexatronic Group AB	61,255	1,853,798
Hoist Finance AB(1)(2)	227,497	903,542
JM AB	58,063	2,249,409
Karo Pharma AB(2)	20,186	125,148
Kopparbergs Bryggeri AB, B Shares	12,361	243,359
Kungsleden AB	223,647	3,355,156
Loomis AB	132,274	4,106,922
Maha Energy AB(1)(2)	117,960	162,464
Mekonomen AB(2)	78,660	1,478,914
Millicom International Cellular SA, SDR(2)	86,434	3,270,918
Mycronic AB	91,993	2,841,093
NCC AB, B Shares	129,493	2,318,657
New Wave Group AB, B Shares(2)	64,435	1,017,353
Nobia AB	221,595	1,798,137
Nobina AB	160,803	1,475,141
Nolato AB, B Shares	52,646	608,844
Nordic Entertainment Group AB, B Shares(2)	36,189	2,102,319
NP3 Fastigheter AB	231	5,942
Nyfosa AB	221,794	3,425,838
Orexo AB(1)(2)	31,261	132,184
Pandox AB(2)	75,428	1,251,335
Paradox Interactive AB	71,192	1,321,750
Peab AB, Class B	311,355	3,727,132
RaySearch Laboratories AB(1)(2)	37,992	311,819
Resurs Holding AB	271,085	1,383,975
Saab AB, B Shares	47,043	1,404,130
Scandi Standard AB	138,727	949,968
SkiStar AB(2)	4,121	87,002
SolTech Energy Sweden AB(2)	76,947	217,704

Avantis International Small Cap Value ETF
	Shares	Value
Tethys Oil AB	63,178	$371,817
		75,764,666
Switzerland — 4.9%
ALSO Holding AG(2)	15,042	4,841,326
Aluflexpack AG(2)	641	24,501
Arbonia AG	132,122	2,742,522
Ascom Holding AG(2)	27,173	431,631
Autoneum Holding AG(1)(2)	12,567	2,404,266
Bell Food Group AG	2,798	870,796
Bobst Group SA(2)	24,077	2,216,048
Bossard Holding AG, Class A	10,860	3,652,751
Bucher Industries AG	2,032	1,028,078
Burckhardt Compression Holding AG	5,027	1,986,715
Bystronic AG	226	317,764
Coltene Holding AG(2)	5,226	754,011
EFG International AG(2)	254,489	2,007,504
Forbo Holding AG	1,745	3,735,372
GAM Holding AG(2)	210,903	403,852
Gurit Holding AG	708	1,462,953
Huber + Suhner AG	13,364	1,198,902
Implenia AG(2)	29,232	674,072
Leonteq AG	27,486	1,845,094
Liechtensteinische Landesbank AG	5,325	313,066
OC Oerlikon Corp. AG	354,201	3,951,640
Orior AG	7,263	745,276
Sensirion Holding AG(2)	12,506	1,569,380
St Galler Kantonalbank AG	2,805	1,304,900
Sulzer AG	1,934	291,493
Swiss Steel Holding AG(1)(2)	2,450,082	1,152,407
Swissquote Group Holding SA	11,668	2,202,752
V-ZUG Holding AG(2)	916	146,193
Valiant Holding AG	34,053	3,432,676
Valora Holding AG(2)	412	84,471
Zehnder Group AG	33,817	3,656,254
		51,448,666
United Kingdom — 16.4%
AG Barr plc(2)	6,988	53,558
Anglo Asian Mining plc	97,574	177,214
Anglo Pacific Group plc	19,013	35,277
AO World plc(2)	66,123	210,308
ASOS plc(2)	75,474	4,026,518
Bank of Georgia Group plc(2)	38,936	894,096
Bellway plc	86,611	4,197,507
Biffa plc(2)	240,166	1,290,285
Bodycote plc	201,421	2,673,741
Brewin Dolphin Holdings plc	172,970	946,844
Britvic plc	286,964	3,850,335
Burford Capital Ltd.	142,457	1,771,035
Cairn Energy plc	647,692	1,715,635
Centamin plc	974,920	1,332,823
Central Asia Metals plc	130,257	448,346

Avantis International Small Cap Value ETF
	Shares	Value
Close Brothers Group plc	166,591	$3,529,980
CMC Markets plc	139,262	801,371
Coats Group plc	1,592,901	1,672,378
Computacenter plc	85,403	3,454,763
ContourGlobal plc	107,633	287,176
Crest Nicholson Holdings plc(2)	349,697	2,016,471
CVS Group plc(2)	25,050	856,522
Daily Mail & General Trust plc	568	8,642
De La Rue plc(2)	37,071	89,993
Devro plc	195,904	602,121
Direct Line Insurance Group plc	1,064,172	4,518,081
Diversified Energy Co. plc	153,505	235,798
Draper Esprit plc(2)	28,064	419,017
Drax Group plc	520,250	2,966,744
Dunelm Group plc	74,060	1,308,999
Electrocomponents plc	22,518	329,519
EnQuest plc(2)	260,319	90,472
Evraz plc	349,491	2,842,836
Ferrexpo plc	423,876	2,221,599
Forterra plc	5,159	22,410
Frasers Group plc(2)	225,052	2,071,721
Go-Ahead Group plc (The)(2)	45,220	586,017
Golar LNG Ltd.(2)	78,302	880,897
Grafton Group plc	296	5,688
Gulf Keystone Petroleum Ltd.	234,368	508,994
Gym Group plc (The)(2)	70,832	277,042
Halfords Group plc	142,001	710,651
Harbour Energy plc(2)	4,533	22,270
Hays plc(2)	1,576,874	3,452,049
Hill & Smith Holdings plc	27,466	699,889
Hochschild Mining plc	264,296	548,853
Howden Joinery Group plc	385,177	5,010,340
Hunting plc	77,817	224,357
IG Group Holdings plc	371,985	4,790,167
Inchcape plc	408,354	5,164,548
Indivior plc(2)	310,697	830,567
IntegraFin Holdings plc	221,828	1,768,087
International Personal Finance plc(2)	30,812	62,720
Investec plc	691,835	2,910,279
IP Group plc	895,663	1,564,026
IWG plc(2)	38,965	160,130
J Sainsbury plc	1,756,263	7,340,481
Jadestone Energy plc	321,443	336,299
JET2 plc(1)(2)	2,795	44,411
Johnson Matthey plc	89,251	3,608,310
Jubilee Metals Group plc(2)	919,649	221,288
Just Group plc(2)	1,252,849	1,607,793
Keller Group plc	87,458	1,202,212
Lookers plc(2)	97,103	89,197
Luceco plc	5,749	35,882
Luxfer Holdings plc	17,251	368,309

Avantis International Small Cap Value ETF
	Shares	Value
M&G plc	2,513,176	$7,118,953
Marks & Spencer Group plc(2)	2,404,362	5,943,325
Marston's plc(2)	642,971	764,912
Mediclinic International plc(2)	146,373	630,783
Mitchells & Butlers plc(2)	240,997	975,501
Morgan Sindall Group plc	27,663	977,234
N Brown Group plc(1)(2)	110,106	81,000
OSB Group plc	221,946	1,557,075
Pagegroup plc(2)	333,550	2,894,207
Pan African Resources plc(1)	1,482,405	346,629
Paragon Banking Group plc	197,582	1,526,987
PayPoint plc	25,528	249,030
Petropavlovsk plc(1)(2)	1,503	435
Photo-Me International plc(2)	327,472	313,046
Playtech plc(2)	361,418	2,033,312
Plus500 Ltd.	111,596	2,294,235
Provident Financial plc(2)	343,428	1,683,549
PZ Cussons plc	256,931	852,165
QinetiQ Group plc	33,888	160,998
Quilter plc	1,098,352	2,282,924
Rathbone Brothers plc	41,921	1,178,731
Reach plc	469,769	2,643,606
Redde Northgate plc	283,529	1,702,350
Redrow plc	234,685	2,293,252
Rhi Magnesita NV	32,891	1,737,041
Royal Mail plc	870,688	5,930,036
Senior plc(2)	224,195	546,107
Serica Energy plc	146,724	318,049
Sirius Real Estate Ltd.	52,819	90,754
Speedy Hire plc	583,585	555,866
Spire Healthcare Group plc(2)	270,342	874,291
St. James's Place plc	297,647	6,591,315
SThree plc	58,568	420,027
Superdry plc(2)	95,465	454,905
Tate & Lyle plc	532,814	5,174,752
TBC Bank Group plc	10,178	198,375
Ted Baker plc(2)	187,759	396,398
Telit Communications plc(2)	48,518	152,754
TI Fluid Systems plc	72,291	303,662
TP Icap Group plc	105,253	294,393
Tremor International Ltd.(2)	2,787	28,313
Victoria plc(2)	40,733	624,604
Victrex plc	8,416	307,042
Virgin Money UK plc(2)	357,254	1,043,866
Watkin Jones plc	151,217	494,736
Weir Group plc (The)(2)	19	457
Wickes Group plc(2)	27,424	90,512
WM Morrison Supermarkets plc	1,696,901	6,749,525
		172,883,907
TOTAL COMMON STOCKS (Cost $933,858,864)		1,053,978,350

Avantis International Small Cap Value ETF
	Shares	Value
WARRANTS†
Italy†
Webuild SpA(1)(2) (Cost $—)	35,053	$93,622
RIGHTS†
Sweden†
SolTech Energy Sweden AB(2) (Cost $—)	76,947	6,242
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $12,532,435)	12,532,435	12,532,435
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $946,391,299)		1,066,610,649
OTHER ASSETS AND LIABILITIES — (0.9)%		(9,907,822)
TOTAL NET ASSETS — 100.0%		$1,056,702,827

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	22.5%
Materials	18.1%
Financials	17.6%
Consumer Discretionary	14.2%
Energy	6.1%
Consumer Staples	5.4%
Information Technology	4.9%
Communication Services	4.0%
Real Estate	3.1%
Health Care	2.7%
Utilities	1.1%
Temporary Cash Investments - Securities Lending Collateral	1.2%
Other Assets and Liabilities	(0.9)%

NOTES TO SCHEDULE OF INVESTMENTS
CVA	-	Certificaten Van Aandelen
SDR	-	Swedish Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $40,546,925. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $42,952,857, which includes securities collateral of $30,420,422.

See Notes to Financial Statements.

AUGUST 31, 2021

Avantis U.S. Equity ETF
	Shares	Value
COMMON STOCKS — 99.8%
Aerospace and Defense — 1.0%
AAR Corp.(1)	2,071	$70,103
Aerojet Rocketdyne Holdings, Inc.	5,457	226,575
AeroVironment, Inc.(1)	800	81,888
Astronics Corp.(1)	2,546	34,015
Axon Enterprise, Inc.(1)	2,358	428,849
Boeing Co. (The)(1)	6,747	1,480,967
BWX Technologies, Inc.	9,318	535,133
Curtiss-Wright Corp.	3,099	377,396
Ducommun, Inc.(1)	359	18,919
General Dynamics Corp.	2,876	576,092
HEICO Corp.	359	45,528
HEICO Corp., Class A	654	74,713
Hexcel Corp.(1)	9,252	524,681
Howmet Aerospace, Inc.	13,597	431,705
Huntington Ingalls Industries, Inc.	2,341	477,962
Kaman Corp.	2,320	90,666
L3Harris Technologies, Inc.	3,857	898,720
Lockheed Martin Corp.	5,994	2,156,641
Mercury Systems, Inc.(1)	663	33,402
Moog, Inc., Class A	4,236	336,508
National Presto Industries, Inc.	34	2,840
Northrop Grumman Corp.	2,109	775,479
Park Aerospace Corp.	555	8,092
Parsons Corp.(1)	1,503	53,251
Raytheon Technologies Corp.	28,542	2,419,220
Spirit AeroSystems Holdings, Inc., Class A	7,468	293,044
Textron, Inc.	21,552	1,566,184
TransDigm Group, Inc.(1)	679	412,472
Triumph Group, Inc.(1)	14	258
		14,431,303
Air Freight and Logistics — 0.9%
Air Transport Services Group, Inc.(1)	13,728	376,010
Atlas Air Worldwide Holdings, Inc.(1)	5,637	412,459
CH Robinson Worldwide, Inc.	6,386	575,123
Echo Global Logistics, Inc.(1)	540	17,755
Expeditors International of Washington, Inc.	12,584	1,568,470
FedEx Corp.	14,953	3,972,862
Forward Air Corp.	4,239	373,753
GXO Logistics, Inc.(1)	2,820	230,648
Hub Group, Inc., Class A(1)	5,646	396,349
Radiant Logistics, Inc.(1)	2,853	19,543
United Parcel Service, Inc., Class B	25,833	5,053,710
		12,996,682
Airlines — 0.3%
Alaska Air Group, Inc.(1)	7,000	401,380
Allegiant Travel Co.(1)	1,935	372,371
American Airlines Group, Inc.(1)	16,574	330,486
Delta Air Lines, Inc.(1)	19,742	798,367

Avantis U.S. Equity ETF
	Shares	Value
Hawaiian Holdings, Inc.(1)	10,047	$203,150
JetBlue Airways Corp.(1)	28,811	435,910
Mesa Air Group, Inc.(1)	361	2,881
SkyWest, Inc.(1)	7,047	328,743
Southwest Airlines Co.(1)	31,490	1,567,572
Spirit Airlines, Inc.(1)	10,715	262,839
United Airlines Holdings, Inc.(1)	9,091	422,822
		5,126,521
Auto Components — 0.7%
Adient plc(1)	8,057	316,962
American Axle & Manufacturing Holdings, Inc.(1)	29,978	265,905
Aptiv plc(1)	11,573	1,761,295
Autoliv, Inc.	9,778	864,277
BorgWarner, Inc.	27,635	1,179,462
Cooper-Standard Holdings, Inc.(1)	1,463	34,059
Dana, Inc.	17,875	415,773
Fox Factory Holding Corp.(1)	873	134,154
Gentex Corp.	31,585	972,818
Gentherm, Inc.(1)	4,870	417,943
Goodyear Tire & Rubber Co. (The)(1)	43,855	694,663
LCI Industries	2,836	401,748
Lear Corp.	6,258	1,000,905
Modine Manufacturing Co.(1)	7,884	98,077
Motorcar Parts of America, Inc.(1)	346	6,858
Patrick Industries, Inc.	4,341	354,269
Standard Motor Products, Inc.	871	37,357
Stoneridge, Inc.(1)	1,367	31,851
Tenneco, Inc., Class A(1)	17,472	272,563
Veoneer, Inc.(1)	2,873	102,853
Visteon Corp.(1)	3,004	317,463
XPEL, Inc.(1)	682	51,818
		9,733,073
Automobiles — 1.1%
Fisker, Inc.(1)	3,082	42,994
Ford Motor Co.(1)	254,698	3,318,715
General Motors Co.(1)	76,998	3,773,672
Harley-Davidson, Inc.	19,175	757,988
Tesla, Inc.(1)	11,048	8,128,234
Thor Industries, Inc.	3,730	423,094
Winnebago Industries, Inc.	4,792	333,619
		16,778,316
Banks — 6.0%
1st Source Corp.	879	41,313
Allegiance Bancshares, Inc.	623	23,157
Altabancorp	887	36,828
Amalgamated Financial Corp.	571	8,879
Amerant Bancorp, Inc.(1)	1,415	37,597
American National Bankshares, Inc.	278	9,502
Ameris Bancorp	7,629	375,652
Arrow Financial Corp.	1,057	38,950
Associated Banc-Corp.	16,067	331,302

Avantis U.S. Equity ETF
	Shares	Value
Atlantic Capital Bancshares, Inc.(1)	2,432	$58,927
Atlantic Union Bankshares Corp.	5,242	193,954
Banc of California, Inc.	2,598	46,686
BancFirst Corp.	1,781	100,733
Bancorp, Inc. (The)(1)	12,692	312,985
BancorpSouth Bank	11,646	341,577
Bank First Corp.	497	35,287
Bank of America Corp.	186,601	7,790,592
Bank of Commerce Holdings	180	2,567
Bank of Hawaii Corp.	4,123	345,549
Bank of Marin Bancorp	359	12,996
Bank OZK	10,174	431,683
BankUnited, Inc.	9,638	405,085
Banner Corp.	2,289	130,931
Bar Harbor Bankshares	1,022	28,003
Baycom Corp.(1)	25	433
BCB Bancorp, Inc.	604	8,981
Berkshire Hills Bancorp, Inc.	5,801	148,680
BOK Financial Corp.	1,259	110,855
Brookline Bancorp, Inc.	8,679	129,925
Bryn Mawr Bank Corp.	623	25,418
Business First Bancshares, Inc.	1,651	39,492
Byline Bancorp, Inc.	820	20,172
Cadence BanCorp	17,788	382,620
Camden National Corp.	1,661	77,519
Capital City Bank Group, Inc.	1,070	24,813
Capstar Financial Holdings, Inc.	1,345	28,299
Carter Bankshares, Inc.(1)	2,725	33,218
Cathay General Bancorp	8,311	330,612
CBTX, Inc.	322	8,765
Central Pacific Financial Corp.	3,426	86,712
Central Valley Community Bancorp	21	457
Century Bancorp, Inc., Class A	286	32,698
CIT Group, Inc.	13,111	726,612
Citigroup, Inc.	77,729	5,589,492
Citizens & Northern Corp.	329	8,255
Citizens Financial Group, Inc.	25,740	1,127,155
City Holding Co.	1,033	80,471
Civista Bancshares, Inc.	355	8,350
CNB Financial Corp.	1,454	35,739
Codorus Valley Bancorp, Inc.	16	354
Columbia Banking System, Inc.	3,929	142,858
Comerica, Inc.	12,361	913,601
Commerce Bancshares, Inc.	6,984	493,908
Community Bank System, Inc.	4,415	326,710
Community Bankers Trust Corp.	896	10,044
Community Trust Bancorp, Inc.	1,699	70,780
ConnectOne Bancorp, Inc.	4,432	126,800
CrossFirst Bankshares, Inc.(1)	2,277	30,102
Cullen/Frost Bankers, Inc.	3,425	391,203
Customers Bancorp, Inc.(1)	5,066	209,783

Avantis U.S. Equity ETF
	Shares	Value
CVB Financial Corp.	8,950	$182,222
Dime Community Bancshares, Inc.	1,862	61,446
Eagle Bancorp, Inc.	6,036	348,277
East West Bancorp, Inc.	13,877	1,017,739
Eastern Bankshares, Inc.	23,892	472,584
Enterprise Bancorp, Inc.	600	20,250
Enterprise Financial Services Corp.	2,201	98,847
Equity Bancshares, Inc., Class A(1)	1,664	53,381
F.N.B. Corp.	45,195	527,878
Farmers National Banc Corp.	2,115	32,994
FB Financial Corp.	1,963	80,856
Fifth Third Bancorp	51,367	1,996,122
Financial Institutions, Inc.	2,042	64,854
First BanCorp	29,598	376,783
First Bancorp, Inc. (The)	582	17,280
First Bancorp/Southern Pines NC	1,575	65,772
First Bancshares, Inc. (The)	623	25,244
First Busey Corp.	5,613	133,028
First Business Financial Services, Inc.	299	8,474
First Citizens BancShares, Inc., Class A	598	536,825
First Commonwealth Financial Corp.	6,824	92,260
First Community Bankshares, Inc.	683	21,337
First Financial Bancorp	13,952	328,011
First Financial Bankshares, Inc.	7,916	376,960
First Financial Corp.	792	32,021
First Foundation, Inc.	4,981	119,693
First Hawaiian, Inc.	11,744	327,775
First Horizon Corp.	36,394	596,498
First Internet Bancorp	768	22,825
First Interstate BancSystem, Inc., Class A	2,547	112,221
First Merchants Corp.	7,921	325,949
First Mid Bancshares, Inc.	1,142	46,708
First Midwest Bancorp, Inc.	15,918	298,144
First of Long Island Corp. (The)	2,483	52,640
First Republic Bank	6,918	1,376,267
Flushing Financial Corp.	3,722	85,345
Fulton Financial Corp.	21,150	335,227
German American Bancorp, Inc.	1,612	60,224
Glacier Bancorp, Inc.	6,746	359,292
Great Southern Bancorp, Inc.	840	45,755
Great Western Bancorp, Inc.	7,116	220,311
Guaranty Bancshares, Inc.	311	10,674
Hancock Whitney Corp.	8,265	379,859
Hanmi Financial Corp.	2,991	57,666
HarborOne Bancorp, Inc.	5,601	79,142
Heartland Financial USA, Inc.	6,158	289,611
Heritage Commerce Corp.	2,471	27,848
Heritage Financial Corp.	887	22,574
Hilltop Holdings, Inc.	10,656	356,656
Home BancShares, Inc.	12,881	285,314
HomeTrust Bancshares, Inc.	894	24,871

Avantis U.S. Equity ETF
	Shares	Value
Hope Bancorp, Inc.	20,438	$281,840
Horizon Bancorp, Inc.	2,959	52,818
Howard Bancorp, Inc.(1)	542	10,786
Huntington Bancshares, Inc.	129,359	2,008,945
Independent Bank Corp. (Massachusetts)	3,174	243,446
Independent Bank Corp. (Michigan)	2,095	43,869
Independent Bank Group, Inc.	1,224	86,206
International Bancshares Corp.	7,768	325,324
Investar Holding Corp.	168	3,778
Investors Bancorp, Inc.	26,027	372,446
JPMorgan Chase & Co.	84,166	13,462,352
KeyCorp	68,809	1,398,199
Lakeland Bancorp, Inc.	5,132	86,628
Lakeland Financial Corp.	1,878	124,718
Live Oak Bancshares, Inc.	5,394	330,167
M&T Bank Corp.	6,274	878,423
Macatawa Bank Corp.	2,744	22,528
MainStreet Bancshares, Inc.(1)	72	1,681
Mercantile Bank Corp.	1,223	38,158
Metrocity Bankshares, Inc.	700	14,497
Metropolitan Bank Holding Corp.(1)	827	64,754
Midland States Bancorp, Inc.	1,619	40,961
MidWestOne Financial Group, Inc.	888	26,072
MVB Financial Corp.	1,299	51,362
National Bank Holdings Corp., Class A	2,932	109,950
NBT Bancorp, Inc.	4,026	144,372
Nicolet Bankshares, Inc.(1)	707	54,022
Northeast Bank	351	11,492
Northrim BanCorp, Inc.	279	11,710
OceanFirst Financial Corp.	3,729	79,279
OFG Bancorp	6,181	147,170
Old National Bancorp.	13,144	218,979
Old Second Bancorp, Inc.	2,211	26,001
Origin Bancorp, Inc.	2,564	105,509
Orrstown Financial Services, Inc.	338	8,065
Pacific Premier Bancorp, Inc.	3,742	149,530
PacWest Bancorp	8,658	368,398
Park National Corp.	2,238	262,383
Parke Bancorp, Inc.	565	11,594
PCB Bancorp.	57	1,084
Peapack-Gladstone Financial Corp.	887	29,546
People's United Financial, Inc.	27,423	450,560
Peoples Bancorp, Inc.	1,977	61,761
Pinnacle Financial Partners, Inc.	4,247	411,619
PNC Financial Services Group, Inc. (The)	15,409	2,944,660
Popular, Inc.	8,867	673,360
Preferred Bank	1,921	122,733
Premier Financial Bancorp, Inc.	117	2,107
Primis Financial Corp.	823	12,337
Prosperity Bancshares, Inc.	4,685	327,388
QCR Holdings, Inc.	1,267	65,821

Avantis U.S. Equity ETF
	Shares	Value
RBB Bancorp	626	$16,113
Regions Financial Corp.	56,365	1,151,537
Reliant Bancorp, Inc.	1,698	49,242
Renasant Corp.	5,325	186,907
Republic Bancorp, Inc., Class A	973	48,776
S&T Bancorp, Inc.	2,422	72,176
Sandy Spring Bancorp, Inc.	6,327	275,667
Seacoast Banking Corp. of Florida	7,978	254,817
ServisFirst Bancshares, Inc.	6,022	442,135
Sierra Bancorp	887	22,548
Signature Bank	4,317	1,119,528
Silvergate Capital Corp., Class A(1)	736	83,153
Simmons First National Corp., Class A	8,863	257,470
SmartFinancial, Inc.	343	8,568
South Plains Financial, Inc.	543	12,598
South State Corp.	4,506	309,021
Southern First Bancshares, Inc.(1)	624	31,812
Southside Bancshares, Inc.	2,254	84,953
Spirit of Texas Bancshares, Inc.	1,277	30,201
Sterling Bancorp	15,455	353,765
Stock Yards Bancorp, Inc.	1,211	62,463
Summit Financial Group, Inc.	540	12,928
SVB Financial Group(1)	4,603	2,575,378
Synovus Financial Corp.	14,376	619,606
Texas Capital Bancshares, Inc.(1)	5,540	376,665
Tompkins Financial Corp.	841	66,935
Towne Bank	10,904	332,245
TriCo Bancshares	1,651	65,297
TriState Capital Holdings, Inc.(1)	1,158	23,403
Triumph Bancorp, Inc.(1)	3,716	305,530
Truist Financial Corp.	47,859	2,730,835
Trustmark Corp.	9,728	307,599
U.S. Bancorp	49,686	2,851,480
UMB Financial Corp.	5,203	476,491
Umpqua Holdings Corp.	25,633	499,074
United Bankshares, Inc.	8,066	293,038
United Community Banks, Inc.	10,602	319,862
United Security Bancshares	415	3,403
Univest Financial Corp.	3,381	91,557
Valley National Bancorp	34,826	454,131
Veritex Holdings, Inc.	2,267	81,453
Washington Trust Bancorp, Inc.	1,879	100,076
Webster Financial Corp.	8,785	443,818
Wells Fargo & Co.	131,471	6,008,225
WesBanco, Inc.	9,213	313,242
West BanCorp, Inc.	1,287	39,369
Westamerica Bancorporation	1,591	90,273
Western Alliance Bancorp	9,707	947,015
Wintrust Financial Corp.	5,654	423,145
Zions Bancorp N.A.	15,839	917,078
		89,237,144

Avantis U.S. Equity ETF
	Shares	Value
Beverages — 0.9%
Boston Beer Co., Inc. (The), Class A(1)	618	$352,390
Brown-Forman Corp., Class A	630	41,706
Brown-Forman Corp., Class B	14,147	993,402
Coca-Cola Co. (The)	84,661	4,767,261
Coca-Cola Consolidated, Inc.	801	325,334
Constellation Brands, Inc., Class A	2,471	521,727
Keurig Dr Pepper, Inc.	8,592	306,477
MGP Ingredients, Inc.	387	25,271
Molson Coors Beverage Co., Class B	11,829	562,232
Monster Beverage Corp.(1)	13,185	1,286,461
National Beverage Corp.	2,534	117,958
NewAge, Inc.(1)	63	111
PepsiCo, Inc.	30,460	4,763,639
		14,063,969
Biotechnology — 2.9%
AbbVie, Inc.	33,812	4,083,813
ACADIA Pharmaceuticals, Inc.(1)	1,279	22,395
Acceleron Pharma, Inc.(1)	694	92,913
ADMA Biologics, Inc.(1)(2)	40	54
Affimed NV(1)	14,457	101,777
Agenus, Inc.(1)	60	370
Agios Pharmaceuticals, Inc.(1)	224	10,008
Akebia Therapeutics, Inc.(1)	108	318
Albireo Pharma, Inc.(1)	663	20,255
Alector, Inc.(1)	1,608	43,464
Alkermes plc(1)	4,382	136,981
Allogene Therapeutics, Inc.(1)	572	13,642
Alnylam Pharmaceuticals, Inc.(1)	2,766	557,155
Amgen, Inc.	14,755	3,327,695
Amicus Therapeutics, Inc.(1)	2,123	24,181
AnaptysBio, Inc.(1)	898	22,998
Anika Therapeutics, Inc.(1)	359	15,484
Arcus Biosciences, Inc.(1)	10,022	292,342
Arena Pharmaceuticals, Inc.(1)	7,539	398,964
Arrowhead Pharmaceuticals, Inc.(1)	10,462	702,209
Atara Biotherapeutics, Inc.(1)	1,522	22,800
Atreca, Inc., Class A(1)(2)	18	106
Avid Bioservices, Inc.(1)	3,446	83,531
Avrobio, Inc.(1)	5	33
BioCryst Pharmaceuticals, Inc.(1)	3,582	57,025
Biogen, Inc.(1)	10,350	3,507,719
Biohaven Pharmaceutical Holding Co. Ltd.(1)	3,044	399,495
BioMarin Pharmaceutical, Inc.(1)	5,113	430,566
Bluebird Bio, Inc.(1)	784	14,347
Blueprint Medicines Corp.(1)	5,172	482,392
Bridgebio Pharma, Inc.(1)	3,027	151,683
Catalyst Pharmaceuticals, Inc.(1)	5,493	30,266
Celldex Therapeutics, Inc.(1)	1,173	61,758
Chimerix, Inc.(1)	2,857	20,285
Coherus Biosciences, Inc.(1)	5,511	88,066

Avantis U.S. Equity ETF
	Shares	Value
CRISPR Therapeutics AG(1)	1,990	$248,651
Cyclerion Therapeutics, Inc.(1)	6	21
CytomX Therapeutics, Inc.(1)	9	46
Deciphera Pharmaceuticals, Inc.(1)	704	22,176
Denali Therapeutics, Inc.(1)	4,126	219,503
Dicerna Pharmaceuticals, Inc.(1)	9,941	204,586
Dyne Therapeutics, Inc.(1)	1,005	17,015
Eagle Pharmaceuticals, Inc.(1)	711	37,946
Editas Medicine, Inc.(1)	28	1,781
Eiger BioPharmaceuticals, Inc.(1)	2	16
Emergent BioSolutions, Inc.(1)	5,711	360,250
Enanta Pharmaceuticals, Inc.(1)	286	16,359
Exact Sciences Corp.(1)	3,096	323,161
Exelixis, Inc.(1)	21,551	413,133
Fate Therapeutics, Inc.(1)	1,489	109,069
FibroGen, Inc.(1)	666	7,746
G1 Therapeutics, Inc.(1)(2)	236	3,568
Generation Bio Co.(1)	1,257	31,425
Gilead Sciences, Inc.	70,115	5,102,970
Global Blood Therapeutics, Inc.(1)	993	28,489
Gossamer Bio, Inc.(1)	1,921	19,095
Halozyme Therapeutics, Inc.(1)	18	756
Harpoon Therapeutics, Inc.(1)	2,704	25,634
Heron Therapeutics, Inc.(1)	2,175	25,382
Horizon Therapeutics plc(1)	9,191	993,455
ImmunityBio, Inc.(1)	1,604	18,254
ImmunoGen, Inc.(1)	12,461	75,389
Incyte Corp.(1)	4,530	346,500
Intellia Therapeutics, Inc.(1)	1,904	305,649
Invitae Corp.(1)(2)	4,509	133,602
Ionis Pharmaceuticals, Inc.(1)	5,223	207,667
Iovance Biotherapeutics, Inc.(1)	1,259	30,304
Ironwood Pharmaceuticals, Inc.(1)	29,250	383,175
Krystal Biotech, Inc.(1)	396	22,944
Kura Oncology, Inc.(1)	1,376	25,401
Kymera Therapeutics, Inc.(1)	1,397	86,810
Ligand Pharmaceuticals, Inc.(1)	1,347	178,208
MacroGenics, Inc.(1)	1,527	36,052
Madrigal Pharmaceuticals, Inc.(1)	122	10,096
MEI Pharma, Inc.(1)	13,904	38,931
Mirati Therapeutics, Inc.(1)	1,201	203,846
Mirum Pharmaceuticals, Inc.(1)	582	9,458
Moderna, Inc.(1)	23,105	8,703,422
Myriad Genetics, Inc.(1)	10,624	380,127
Natera, Inc.(1)	2,924	346,289
Neurocrine Biosciences, Inc.(1)	3,824	364,045
Novavax, Inc.(1)	634	151,234
Nurix Therapeutics, Inc.(1)	586	18,863
OPKO Health, Inc.(1)(2)	6,740	26,016
ORIC Pharmaceuticals, Inc.(1)(2)	5,225	115,420
Passage Bio, Inc.(1)	1,340	16,107

Avantis U.S. Equity ETF
	Shares	Value
PDL BioPharma, Inc.(1)	1,937	$4,784
Protagonist Therapeutics, Inc.(1)	866	42,001
Prothena Corp. plc(1)	804	53,965
Radius Health, Inc.(1)	432	5,988
Regeneron Pharmaceuticals, Inc.(1)	3,808	2,564,307
REGENXBIO, Inc.(1)	1,188	38,372
Repare Therapeutics, Inc.(1)	772	26,248
Replimune Group, Inc.(1)	704	22,359
Sage Therapeutics, Inc.(1)	7,415	342,647
Sangamo Therapeutics, Inc.(1)	25,129	249,028
Sarepta Therapeutics, Inc.(1)	127	9,921
Seagen, Inc.(1)	2,615	438,274
Solid Biosciences, Inc.(1)	3	8
Spectrum Pharmaceuticals, Inc.(1)	184	432
Sutro Biopharma, Inc.(1)	1,196	25,977
Syndax Pharmaceuticals, Inc.(1)	77	1,347
TCR2 Therapeutics, Inc.(1)	2	34
Translate Bio, Inc.(1)	17,025	636,735
Travere Therapeutics, Inc.(1)	1,906	41,608
Turning Point Therapeutics, Inc.(1)	1,921	147,955
Ultragenyx Pharmaceutical, Inc.(1)	2,355	226,763
United Therapeutics Corp.(1)	4,136	888,744
Vanda Pharmaceuticals, Inc.(1)	2,213	37,046
Vaxcyte, Inc.(1)	928	24,341
VBI Vaccines, Inc.(1)(2)	4,135	14,927
Veracyte, Inc.(1)	1,365	65,670
Vericel Corp.(1)(2)	8	433
Vertex Pharmaceuticals, Inc.(1)	7,390	1,480,143
Viking Therapeutics, Inc.(1)(2)	734	4,852
Xencor, Inc.(1)	4,492	152,144
Xenon Pharmaceuticals, Inc.(1)	1,433	25,292
Zentalis Pharmaceuticals, Inc.(1)	659	44,937
Zymeworks, Inc.(1)	481	15,868
		43,296,282
Building Products — 0.9%
AAON, Inc.	5,532	376,784
Advanced Drainage Systems, Inc.	5,400	616,410
Allegion plc	3,602	518,652
Alpha Pro Tech Ltd.(1)(2)	26	210
AO Smith Corp.	12,183	885,948
Apogee Enterprises, Inc.	2,713	116,605
Armstrong Flooring, Inc.(1)	157	553
Armstrong World Industries, Inc.	5,906	613,811
Builders FirstSource, Inc.(1)	21,555	1,148,666
Carlisle Cos., Inc.	3,992	841,274
Carrier Global Corp.	8,706	501,466
CSW Industrials, Inc.	835	110,880
Fortune Brands Home & Security, Inc.	4,245	413,336
Gibraltar Industries, Inc.(1)	2,525	188,516
Insteel Industries, Inc.	949	35,113
JELD-WEN Holding, Inc.(1)	13,070	359,948

Avantis U.S. Equity ETF
	Shares	Value
Johnson Controls International plc	18,561	$1,388,363
Lennox International, Inc.	140	46,925
Masco Corp.	6,546	397,473
Masonite International Corp.(1)	3,501	419,000
Owens Corning	12,304	1,175,647
PGT Innovations, Inc.(1)	2,735	58,064
Quanex Building Products Corp.	4,300	101,308
Simpson Manufacturing Co., Inc.	4,453	503,857
Trane Technologies plc	4,597	912,504
Trex Co., Inc.(1)	13,056	1,433,026
UFP Industries, Inc.	7,324	549,886
		13,714,225
Capital Markets — 4.3%
Affiliated Managers Group, Inc.	1,787	303,987
Ameriprise Financial, Inc.	10,911	2,977,721
Apollo Global Management, Inc.	14,664	876,614
Ares Management Corp., Class A	1,378	106,354
Artisan Partners Asset Management, Inc., Class A	9,153	475,590
Assetmark Financial Holdings, Inc.(1)	84	2,257
B. Riley Financial, Inc.	5,073	332,484
Bank of New York Mellon Corp. (The)	36,528	2,017,076
BGC Partners, Inc., Class A	20,278	104,432
BlackRock, Inc.	3,098	2,922,312
Blackstone, Inc.	7,181	902,867
Brightsphere Investment Group, Inc.	13,083	355,727
Carlyle Group, Inc. (The)	22,162	1,094,360
Cboe Global Markets, Inc.	3,460	436,479
Charles Schwab Corp. (The)	57,167	4,164,616
CME Group, Inc.	9,610	1,938,529
Cohen & Steers, Inc.	3,640	319,264
Cowen, Inc., Class A	3,935	141,817
Diamond Hill Investment Group, Inc.	264	48,320
Evercore, Inc., Class A	5,125	715,655
FactSet Research Systems, Inc.	1,243	472,613
Federated Hermes, Inc.	11,889	402,205
Franklin Resources, Inc.	11,341	367,902
Freedom Holding Corp.(1)(2)	2,200	141,746
Goldman Sachs Group, Inc. (The)	16,283	6,733,183
Hamilton Lane, Inc., Class A	3,653	314,414
Houlihan Lokey, Inc.	5,083	458,487
Interactive Brokers Group, Inc., Class A	2,573	166,319
Intercontinental Exchange, Inc.	10,660	1,274,190
Invesco Ltd.	31,033	785,756
Janus Henderson Group plc	23,812	1,032,488
Jefferies Financial Group, Inc.	24,765	915,314
KKR & Co., Inc.	42,677	2,743,704
Lazard Ltd., Class A	14,507	687,632
LPL Financial Holdings, Inc.	3,177	469,719
MarketAxess Holdings, Inc.	829	394,538
Moelis & Co., Class A	9,309	576,693
Moody's Corp.	6,119	2,329,932

Avantis U.S. Equity ETF
	Shares	Value
Morgan Stanley	70,866	$7,400,536
Morningstar, Inc.	389	104,248
MSCI, Inc.	1,405	891,585
Nasdaq, Inc.	1,255	245,704
Northern Trust Corp.	13,316	1,578,212
Open Lending Corp., Class A(1)	9,886	365,485
Oppenheimer Holdings, Inc., Class A	876	40,813
Piper Sandler Cos.	3,068	438,479
Pzena Investment Management, Inc., Class A	14	153
Raymond James Financial, Inc.	10,006	1,399,839
S&P Global, Inc.	7,526	3,340,189
Safeguard Scientifics, Inc.(1)	2	16
SEI Investments Co.	13,576	852,709
State Street Corp.	16,261	1,510,809
StepStone Group, Inc., Class A	815	39,014
Stifel Financial Corp.	10,161	702,125
StoneX Group, Inc.(1)	1,731	120,633
T. Rowe Price Group, Inc.	16,065	3,596,472
Victory Capital Holdings, Inc., Class A	1,496	52,405
Virtu Financial, Inc., Class A	12,952	317,065
Virtus Investment Partners, Inc.	1,167	364,921
WisdomTree Investments, Inc.	6,525	41,173
		63,905,881
Chemicals — 2.4%
AdvanSix, Inc.(1)	2,589	94,498
Air Products and Chemicals, Inc.	7,492	2,019,169
Albemarle Corp.	7,576	1,793,542
American Vanguard Corp.	862	13,214
Amyris, Inc.(1)	1,887	28,399
Ashland Global Holdings, Inc.	4,534	413,093
Avient Corp.	8,306	432,660
Axalta Coating Systems Ltd.(1)	12,414	379,124
Balchem Corp.	337	47,322
Cabot Corp.	7,939	423,943
Celanese Corp.	10,068	1,596,785
CF Industries Holdings, Inc.	9,696	440,392
Chase Corp.	413	47,289
Chemours Co. (The)	25,212	844,854
Corteva, Inc.	41,286	1,815,345
Dow, Inc.	45,815	2,881,763
DuPont de Nemours, Inc.	24,476	1,811,714
Eastman Chemical Co.	8,504	962,313
Ecolab, Inc.	4,321	973,781
Ecovyst, Inc.	974	12,672
Element Solutions, Inc.	3,291	74,804
Ferro Corp.(1)	18,373	382,158
FMC Corp.	10,490	982,179
FutureFuel Corp.	154	1,234
GCP Applied Technologies, Inc.(1)	3,963	94,478
H.B. Fuller Co.	359	24,258
Hawkins, Inc.	1,414	53,562

Avantis U.S. Equity ETF
	Shares	Value
Huntsman Corp.	13,803	$364,813
Ingevity Corp.(1)	5,437	437,080
Innospec, Inc.	3,678	344,261
International Flavors & Fragrances, Inc.	601	91,051
Koppers Holdings, Inc.(1)	1,049	34,512
Kraton Corp.(1)	8,972	377,901
Kronos Worldwide, Inc.	1,141	15,107
Linde plc	11,250	3,539,137
Livent Corp.(1)	21,978	546,593
LyondellBasell Industries NV, Class A	19,820	1,988,937
Minerals Technologies, Inc.	4,792	376,843
Mosaic Co. (The)	37,548	1,208,295
NewMarket Corp.	1,074	375,610
Olin Corp.	15,566	775,809
Orion Engineered Carbons SA(1)	7,408	130,899
PPG Industries, Inc.	5,928	945,812
Quaker Chemical Corp.	78	20,211
Rayonier Advanced Materials, Inc.(1)	3,390	23,933
RPM International, Inc.	4,312	354,834
Scotts Miracle-Gro Co. (The)	2,813	441,163
Sensient Technologies Corp.	5,189	450,665
Sherwin-Williams Co. (The)	5,631	1,709,966
Stepan Co.	2,850	335,046
Trecora Resources(1)	63	529
Tredegar Corp.	1,185	15,737
Trinseo SA	6,291	326,692
Tronox Holdings plc, Class A	19,592	413,979
Valvoline, Inc.	2,582	77,873
Westlake Chemical Corp.	3,787	330,794
WR Grace & Co.(1)	5,915	411,921
		35,110,548
Commercial Services and Supplies — 0.7%
ABM Industries, Inc.	625	30,950
ACCO Brands Corp.	1,154	10,813
ADT, Inc.	1,632	13,970
Brady Corp., Class A	3,849	205,267
Brink's Co. (The)	4,946	386,579
Casella Waste Systems, Inc., Class A(1)	2,051	151,753
Cimpress plc(1)	2,925	277,817
Cintas Corp.	2,011	795,893
Clean Harbors, Inc.(1)	5,962	611,820
Copart, Inc.(1)	13,419	1,936,630
CoreCivic, Inc.(1)	10,992	106,842
Covanta Holding Corp.	3,415	68,471
Deluxe Corp.	359	13,768
Ennis, Inc.	2,164	42,003
Healthcare Services Group, Inc.	11,754	307,485
Heritage-Crystal Clean, Inc.(1)	689	20,353
Herman Miller, Inc.	10,273	431,774
HNI Corp.	8,394	318,049
IAA, Inc.(1)	5,253	279,039

Avantis U.S. Equity ETF
	Shares	Value
Interface, Inc.	2,632	$37,848
KAR Auction Services, Inc.(1)	15,577	263,407
Kimball International, Inc., Class B	2,800	34,916
MSA Safety, Inc.	949	154,535
Pitney Bowes, Inc.	2,999	22,403
Quad/Graphics, Inc.(1)	825	3,416
Republic Services, Inc.	1,024	127,109
Rollins, Inc.	9,387	365,342
Steelcase, Inc., Class A	8,097	114,087
Stericycle, Inc.(1)	86	5,986
Team, Inc.(1)	25	112
Tetra Tech, Inc.	1,871	269,125
UniFirst Corp.	1,689	386,899
US Ecology, Inc.(1)	7	251
Viad Corp.(1)	163	7,040
Vidler Water Resouces, Inc.(1)	558	8,309
VSE Corp.	354	17,696
Waste Connections, Inc.	4,773	616,719
Waste Management, Inc.	13,864	2,150,445
		10,594,921
Communications Equipment — 0.6%
ADTRAN, Inc.	1,030	21,280
Arista Networks, Inc.(1)	2,100	776,013
Cambium Networks Corp.(1)	910	34,098
Ciena Corp.(1)	11,437	653,396
Cisco Systems, Inc.	67,172	3,964,491
CommScope Holding Co., Inc.(1)	14,686	232,039
Comtech Telecommunications Corp.	887	22,636
Digi International, Inc.(1)	1,076	23,651
EchoStar Corp., Class A(1)	2,795	75,465
Extreme Networks, Inc.(1)	4,953	53,641
F5 Networks, Inc.(1)	2,197	447,243
Infinera Corp.(1)	7,255	61,450
Inseego Corp.(1)(2)	471	3,956
Juniper Networks, Inc.	5,189	150,377
Lumentum Holdings, Inc.(1)	6,802	589,325
Motorola Solutions, Inc.	2,426	592,478
NETGEAR, Inc.(1)	2,159	77,141
NetScout Systems, Inc.(1)	1,432	39,265
Plantronics, Inc.(1)	750	22,335
Ribbon Communications, Inc.(1)	2,970	19,394
Ubiquiti, Inc.	95	30,909
ViaSat, Inc.(1)	9,482	489,651
Viavi Solutions, Inc.(1)	9,475	154,348
		8,534,582
Construction and Engineering — 0.4%
AECOM(1)	831	54,480
Ameresco, Inc., Class A(1)	1,812	125,300
Arcosa, Inc.	5,981	303,954
Argan, Inc.	1,138	52,689
Comfort Systems USA, Inc.	5,629	427,691

Avantis U.S. Equity ETF
	Shares	Value
Construction Partners, Inc., Class A(1)	2,751	$92,076
Dycom Industries, Inc.(1)	4,893	368,590
EMCOR Group, Inc.	5,372	652,698
Fluor Corp.(1)	20,642	343,896
Great Lakes Dredge & Dock Corp.(1)	6,828	103,171
HC2 Holdings, Inc.(1)	1,669	6,309
IES Holdings, Inc.(1)	864	42,250
MasTec, Inc.(1)	7,978	729,508
Matrix Service Co.(1)	1,679	18,939
MYR Group, Inc.(1)	4,167	433,410
Northwest Pipe Co.(1)	287	7,439
Orion Group Holdings, Inc.(1)	8	43
Primoris Services Corp.	11,900	305,830
Quanta Services, Inc.	14,167	1,446,451
Sterling Construction Co., Inc.(1)	613	14,136
Tutor Perini Corp.(1)	2,982	43,000
Valmont Industries, Inc.	2,423	602,988
WillScot Mobile Mini Holdings Corp.(1)	3,948	116,861
		6,291,709
Construction Materials — 0.2%
Eagle Materials, Inc.	5,102	800,198
Forterra, Inc.(1)	872	20,091
Martin Marietta Materials, Inc.	2,756	1,050,725
Summit Materials, Inc., Class A(1)	4,739	159,562
Vulcan Materials Co.	4,469	830,921
		2,861,497
Consumer Finance — 1.7%
Ally Financial, Inc.	39,992	2,115,577
American Express Co.	31,934	5,299,767
Atlanticus Holdings Corp.(1)	921	59,128
Capital One Financial Corp.	27,710	4,599,029
Credit Acceptance Corp.(1)	901	522,292
Discover Financial Services	27,389	3,511,818
Elevate Credit, Inc.(1)	1,123	3,942
Encore Capital Group, Inc.(1)	4,317	212,439
Enova International, Inc.(1)	9,326	307,571
EZCORP, Inc., Class A(1)	5,523	38,053
FirstCash, Inc.	5,574	477,636
Green Dot Corp., Class A(1)	8,386	438,085
LendingClub Corp.(1)	4,527	140,609
Navient Corp.	29,517	685,089
Nelnet, Inc., Class A	3,809	308,072
OneMain Holdings, Inc.	11,266	651,513
PRA Group, Inc.(1)	2,068	86,856
PROG Holdings, Inc.	9,038	427,678
Regional Management Corp.	1,045	62,104
Santander Consumer USA Holdings, Inc.	14,410	601,329
SLM Corp.	56,977	1,068,319
Synchrony Financial	50,578	2,516,255
Upstart Holdings, Inc.(1)	1,365	312,749
World Acceptance Corp.(1)	502	95,315
		24,541,225

Avantis U.S. Equity ETF
	Shares	Value
Containers and Packaging — 0.7%
Amcor plc	29,566	$379,923
AptarGroup, Inc.	5,165	696,242
Ardagh Group SA	68	1,786
Avery Dennison Corp.	5,813	1,310,192
Ball Corp.	6,874	659,629
Berry Global Group, Inc.(1)	7,214	484,564
Crown Holdings, Inc.	4,774	524,138
Graphic Packaging Holding Co.	21,212	435,270
Greif, Inc., Class A	613	38,815
Greif, Inc., Class B	16	984
International Paper Co.	30,111	1,809,370
Myers Industries, Inc.	2,626	59,873
O-I Glass, Inc.(1)	5,433	82,201
Packaging Corp. of America	9,676	1,467,849
Sealed Air Corp.	3,389	206,831
Silgan Holdings, Inc.	1,564	66,361
Sonoco Products Co.	9,355	610,882
UFP Technologies, Inc.(1)	85	5,949
WestRock Co.	22,877	1,190,519
		10,031,378
Distributors — 0.3%
Core-Mark Holding Co., Inc.	6,525	300,150
Funko, Inc., Class A(1)	3,089	61,595
Genuine Parts Co.	14,836	1,812,811
LKQ Corp.(1)	15,964	841,143
Pool Corp.	3,445	1,702,863
Weyco Group, Inc.	41	942
		4,719,504
Diversified Consumer Services — 0.1%
2U, Inc.(1)	2,196	81,318
Adtalem Global Education, Inc.(1)	1,701	62,937
American Public Education, Inc.(1)	271	7,127
Bright Horizons Family Solutions, Inc.(1)	1,403	204,501
Chegg, Inc.(1)	912	75,897
frontdoor, Inc.(1)	4,824	210,423
Graham Holdings Co., Class B	61	37,625
Grand Canyon Education, Inc.(1)	3,505	312,436
H&R Block, Inc.	2,127	54,558
Houghton Mifflin Harcourt Co.(1)	3,378	45,502
Laureate Education, Inc., Class A(1)	6,954	110,777
OneSpaWorld Holdings Ltd.(1)	1,679	17,629
Perdoceo Education Corp.(1)	5,644	61,971
Service Corp. International	7,075	444,027
Strategic Education, Inc.	353	27,633
Stride, Inc.(1)	865	29,618
Terminix Global Holdings, Inc.(1)	623	25,935
Universal Technical Institute, Inc.(1)	863	6,015
WW International, Inc.(1)	292	6,322
		1,822,251

Avantis U.S. Equity ETF
	Shares	Value
Diversified Financial Services — 0.7%
Alerus Financial Corp.	981	$29,293
Berkshire Hathaway, Inc., Class B(1)	27,845	7,957,266
Cannae Holdings, Inc.(1)	3,555	113,475
Equitable Holdings, Inc.	50,779	1,574,657
Marlin Business Services Corp.	132	2,937
Voya Financial, Inc.	8,418	547,001
		10,224,629
Diversified Telecommunication Services — 0.9%
AT&T, Inc.	157,069	4,306,832
ATN International, Inc.	811	36,973
Cogent Communications Holdings, Inc.	1,026	74,467
Consolidated Communications Holdings, Inc.(1)	2,677	24,816
IDT Corp., Class B(1)	2,490	108,265
Iridium Communications, Inc.(1)	13,841	616,063
Lumen Technologies, Inc.	30,612	376,528
ORBCOMM, Inc.(1)	3,086	35,458
Verizon Communications, Inc.	151,995	8,359,725
		13,939,127
Electric Utilities — 1.5%
ALLETE, Inc.	2,335	157,426
Alliant Energy Corp.	10,171	618,295
American Electric Power Co., Inc.	21,237	1,902,198
Avangrid, Inc.	914	49,950
Duke Energy Corp.	11,215	1,173,762
Edison International	20,521	1,186,935
Entergy Corp.	13,294	1,470,449
Evergy, Inc.	11,650	797,442
Eversource Energy	6,833	619,958
Exelon Corp.	46,633	2,285,950
FirstEnergy Corp.	20,082	780,587
Hawaiian Electric Industries, Inc.	10,044	437,918
IDACORP, Inc.	3,954	416,554
MGE Energy, Inc.	359	28,914
NextEra Energy, Inc.	21,473	1,803,517
NRG Energy, Inc.	7,180	327,911
OGE Energy Corp.	11,766	416,634
Otter Tail Corp.	3,719	204,062
PG&E Corp.(1)	43,018	394,475
Pinnacle West Capital Corp.	8,493	653,112
PNM Resources, Inc.	2,216	109,692
Portland General Electric Co.	8,694	446,437
PPL Corp.	31,349	920,093
Southern Co. (The)	36,147	2,375,942
Via Renewables, Inc.	2	22
Xcel Energy, Inc.	29,065	1,998,219
		21,576,454
Electrical Equipment — 0.7%
Acuity Brands, Inc.	3,299	608,765
Allied Motion Technologies, Inc.	102	3,525
AMETEK, Inc.	5,811	790,122

Avantis U.S. Equity ETF
	Shares	Value
Array Technologies, Inc.(1)	12,473	$237,860
Atkore, Inc.(1)	7,953	737,800
AZZ, Inc.	5,296	283,601
Bloom Energy Corp., Class A(1)	1,598	34,229
Eaton Corp. plc	10,509	1,769,295
Emerson Electric Co.	12,759	1,346,075
Encore Wire Corp.	816	69,368
Generac Holdings, Inc.(1)	2,045	893,624
GrafTech International Ltd.	82	908
Hubbell, Inc.	1,649	339,875
LSI Industries, Inc.	1,121	9,304
nVent Electric plc	2,448	84,113
Orion Energy Systems, Inc.(1)	1,979	9,004
Plug Power, Inc.(1)	568	14,802
Powell Industries, Inc.	159	4,023
Regal Beloit Corp.	2,896	432,720
Rockwell Automation, Inc.	5,623	1,830,005
Sensata Technologies Holding plc(1)	1,907	112,856
Stem, Inc.(1)	3,048	76,170
Sunrun, Inc.(1)	7,169	317,228
Thermon Group Holdings, Inc.(1)	1	17
TPI Composites, Inc.(1)	7,922	287,648
		10,292,937
Electronic Equipment, Instruments and Components — 1.4%
Advanced Energy Industries, Inc.	5,326	480,299
Amphenol Corp., Class A	8,294	635,569
Arlo Technologies, Inc.(1)	2,485	15,407
Arrow Electronics, Inc.(1)	9,216	1,117,164
Avnet, Inc.	10,083	407,958
Badger Meter, Inc.	4,046	433,286
Bel Fuse, Inc., Class B	249	3,516
Belden, Inc.	515	29,484
Benchmark Electronics, Inc.	6,471	174,911
CDW Corp.	5,310	1,065,239
Cognex Corp.	4,676	414,387
Coherent, Inc.(1)	1,729	436,866
Corning, Inc.	59,095	2,363,209
CTS Corp.	2,160	75,773
Daktronics, Inc.(1)	2,726	16,601
ePlus, Inc.(1)	2,479	268,277
Fabrinet(1)	1,832	188,733
FARO Technologies, Inc.(1)	666	45,914
Flex Ltd.(1)	43,446	807,227
II-VI, Inc.(1)	3,839	241,780
Insight Enterprises, Inc.(1)	5,312	546,552
IPG Photonics Corp.(1)	1,840	314,051
Itron, Inc.(1)	95	7,981
Jabil, Inc.	19,547	1,207,614
Keysight Technologies, Inc.(1)	8,286	1,486,343
Kimball Electronics, Inc.(1)	3,614	87,350
Knowles Corp.(1)	3,643	72,860

Avantis U.S. Equity ETF
	Shares	Value
Littelfuse, Inc.	235	$67,069
Methode Electronics, Inc.	1,899	88,436
National Instruments Corp.	8,367	349,908
Novanta, Inc.(1)	598	91,626
OSI Systems, Inc.(1)	3,222	318,785
PC Connection, Inc.	305	14,765
Plexus Corp.(1)	4,188	384,584
Rogers Corp.(1)	2,116	449,460
Sanmina Corp.(1)	9,575	378,021
ScanSource, Inc.(1)	3,147	111,970
SYNNEX Corp.	6,803	864,457
TE Connectivity Ltd.	12,666	1,902,686
Teledyne Technologies, Inc.(1)	1,436	665,414
Trimble, Inc.(1)	4,197	395,441
TTM Technologies, Inc.(1)	5,957	83,398
Vishay Intertechnology, Inc.	17,162	377,049
Vishay Precision Group, Inc.(1)	537	20,068
Vontier Corp.	2,234	81,251
Zebra Technologies Corp., Class A(1)	1,059	621,813
		20,210,552
Energy Equipment and Services — 0.5%
Archrock, Inc.	39,354	302,239
Aspen Aerogels, Inc.(1)	593	25,944
Baker Hughes Co.	20,680	471,090
Bristow Group, Inc.(1)	2,144	67,665
Cactus, Inc., Class A	11,060	414,861
ChampionX Corp.(1)	9,642	224,948
Core Laboratories NV	433	11,933
DMC Global, Inc.(1)	932	37,438
Dril-Quip, Inc.(1)	1,287	31,274
Exterran Corp.(1)	72	286
Frank's International NV(1)	11,701	33,699
Geospace Technologies Corp.(1)	157	1,531
Halliburton Co.	100,644	2,010,867
Helix Energy Solutions Group, Inc.(1)	10,604	39,871
Helmerich & Payne, Inc.	10,438	280,991
Liberty Oilfield Services, Inc., Class A(1)	4,616	47,176
Nabors Industries Ltd.(1)	910	76,749
National Energy Services Reunited Corp.(1)	1,433	16,265
NexTier Oilfield Solutions, Inc.(1)	12,299	44,276
NOV, Inc.(1)	57,390	755,826
Oceaneering International, Inc.(1)	24,714	303,982
Oil States International, Inc.(1)	1,200	7,032
Patterson-UTI Energy, Inc.	37,406	290,271
ProPetro Holding Corp.(1)	14,793	114,498
RPC, Inc.(1)	1,677	6,423
Schlumberger NV	23,823	667,997
SEACOR Marine Holdings, Inc.(1)	320	1,373
Select Energy Services, Inc., Class A(1)	3,771	20,175
Solaris Oilfield Infrastructure, Inc., Class A	2,207	16,398
TechnipFMC plc(1)	60,053	398,151

Avantis U.S. Equity ETF
	Shares	Value
Tidewater, Inc.(1)	2,743	$31,544
Transocean Ltd.(1)	51,879	184,689
US Silica Holdings, Inc.(1)	615	5,400
		6,942,862
Entertainment — 1.0%
Activision Blizzard, Inc.	15,488	1,275,746
AMC Entertainment Holdings, Inc., Class A(1)(2)	5,725	269,819
Cinemark Holdings, Inc.(1)	1,173	20,915
Electronic Arts, Inc.	10,089	1,465,024
IMAX Corp.(1)	1,784	28,027
Liberty Media Corp.-Liberty Braves, Class C(1)	2,527	65,323
Liberty Media Corp.-Liberty Formula One, Class C(1)	7,716	389,967
Live Nation Entertainment, Inc.(1)	1,947	168,805
Madison Square Garden Entertainment Corp.(1)	2,564	205,607
Madison Square Garden Sports Corp.(1)	361	65,261
Marcus Corp. (The)(1)(2)	292	4,555
Netflix, Inc.(1)	9,773	5,562,694
Playtika Holding Corp.(1)	3,017	79,619
Roku, Inc.(1)	903	318,217
Take-Two Interactive Software, Inc.(1)	5,349	862,366
Walt Disney Co. (The)(1)	19,552	3,544,778
World Wrestling Entertainment, Inc., Class A	6,741	351,273
Zynga, Inc., Class A(1)	28,234	249,871
		14,927,867
Food and Staples Retailing — 1.6%
Andersons, Inc. (The)	2,054	62,401
BJ's Wholesale Club Holdings, Inc.(1)	4,432	251,117
Casey's General Stores, Inc.	4,594	939,749
Chefs' Warehouse, Inc. (The)(1)	1,216	36,760
Costco Wholesale Corp.	17,651	8,039,854
HF Foods Group, Inc.(1)(2)	111	653
Ingles Markets, Inc., Class A	1,869	126,886
Kroger Co. (The)	70,325	3,237,060
Natural Grocers by Vitamin Cottage, Inc.	989	11,957
Performance Food Group Co.(1)	17,993	903,608
PriceSmart, Inc.	4,118	348,424
SpartanNash Co.	3,046	65,489
Sprouts Farmers Market, Inc.(1)	17,814	443,569
Sysco Corp.	18,868	1,502,836
United Natural Foods, Inc.(1)	11,495	423,016
US Foods Holding Corp.(1)	2,116	71,944
Village Super Market, Inc., Class A	991	22,188
Walgreens Boots Alliance, Inc.	34,140	1,732,605
Walmart, Inc.	37,185	5,507,098
Weis Markets, Inc.	1,511	86,051
		23,813,265
Food Products — 1.1%
Archer-Daniels-Midland Co.	20,816	1,248,960
B&G Foods, Inc.(2)	12,287	373,033
Beyond Meat, Inc.(1)(2)	19	2,273
Bunge Ltd.	14,857	1,124,824

Avantis U.S. Equity ETF
	Shares	Value
Cal-Maine Foods, Inc.	424	$15,332
Calavo Growers, Inc.	780	36,598
Campbell Soup Co.	8,577	357,918
Conagra Brands, Inc.	2,867	94,955
Darling Ingredients, Inc.(1)	14,969	1,115,191
Flowers Foods, Inc.	19,870	479,463
Fresh Del Monte Produce, Inc.	1,634	53,726
Freshpet, Inc.(1)	703	90,082
General Mills, Inc.	9,718	561,798
Hain Celestial Group, Inc. (The)(1)	5,783	216,342
Hershey Co. (The)	9,216	1,637,683
Hormel Foods Corp.	9,156	416,964
Hostess Brands, Inc.(1)	6,804	108,592
Ingredion, Inc.	7,893	693,479
J&J Snack Foods Corp.	363	59,445
J.M. Smucker Co. (The)	7,133	882,138
John B Sanfilippo & Son, Inc.	680	57,793
Kellogg Co.	6,378	402,707
Kraft Heinz Co. (The)	15,046	541,506
Lamb Weston Holdings, Inc.	12,336	803,690
Lancaster Colony Corp.	805	142,678
Landec Corp.(1)	593	6,422
McCormick & Co., Inc.	3,265	281,737
Mondelez International, Inc., Class A	27,688	1,718,594
Pilgrim's Pride Corp.(1)	4,831	134,495
Post Holdings, Inc.(1)	581	65,020
Sanderson Farms, Inc.	1,501	294,947
Seaboard Corp.	9	38,291
Seneca Foods Corp., Class A(1)	279	13,663
Simply Good Foods Co. (The)(1)	3,548	126,380
Tootsie Roll Industries, Inc.	653	20,667
TreeHouse Foods, Inc.(1)	90	3,372
Tyson Foods, Inc., Class A	20,942	1,644,366
Whole Earth Brands, Inc.(1)	608	7,624
		15,872,748
Gas Utilities — 0.1%
Atmos Energy Corp.	4,180	407,592
Chesapeake Utilities Corp.	362	47,313
National Fuel Gas Co.	6,639	343,967
New Jersey Resources Corp.	2,781	103,843
Northwest Natural Holding Co.	1,053	54,177
ONE Gas, Inc.	2,453	176,174
South Jersey Industries, Inc.	56	1,389
Southwest Gas Holdings, Inc.(1)	5,018	352,816
Spire, Inc.	13	867
Star Group LP	1,182	12,978
UGI Corp.	7,796	361,033
		1,862,149
Health Care Equipment and Supplies — 2.4%
Abbott Laboratories	25,386	3,208,029
ABIOMED, Inc.(1)	1,231	448,035

Avantis U.S. Equity ETF
	Shares	Value
Accuray, Inc.(1)	4,566	$18,584
Align Technology, Inc.(1)	2,968	2,104,312
AngioDynamics, Inc.(1)	1,618	45,789
Apyx Medical Corp.(1)	320	3,779
Atrion Corp.	38	26,374
Avanos Medical, Inc.(1)	2,767	91,311
Axogen, Inc.(1)	1,972	33,642
Baxter International, Inc.	21,969	1,674,477
Becton Dickinson and Co.	3,270	823,059
Boston Scientific Corp.(1)	23,421	1,057,458
Cardiovascular Systems, Inc.(1)	154	5,512
Cooper Cos., Inc. (The)	1,466	660,741
CryoLife, Inc.(1)	224	5,878
Danaher Corp.	7,173	2,325,200
DENTSPLY SIRONA, Inc.	6,352	391,918
DexCom, Inc.(1)	1,163	615,715
Edwards Lifesciences Corp.(1)	16,365	1,917,651
FONAR Corp.(1)	103	1,797
Glaukos Corp.(1)	1,204	71,795
Globus Medical, Inc., Class A(1)	1,997	162,955
Haemonetics Corp.(1)	4,484	281,371
Hill-Rom Holdings, Inc.	516	75,119
Hologic, Inc.(1)	9,682	766,330
ICU Medical, Inc.(1)	1,816	362,020
IDEXX Laboratories, Inc.(1)	5,143	3,465,148
Inogen, Inc.(1)	571	33,798
Insulet Corp.(1)	1,431	426,166
Integer Holdings Corp.(1)	3,188	314,943
Integra LifeSciences Holdings Corp.(1)	1,192	89,674
Intuitive Surgical, Inc.(1)	2,436	2,566,472
Lantheus Holdings, Inc.(1)	12,914	340,542
LENSAR, Inc.(1)	146	1,297
LivaNova plc(1)	6,548	541,454
Masimo Corp.(1)	1,772	481,169
Medtronic plc	22,414	2,991,821
Meridian Bioscience, Inc.(1)	10,746	217,499
Merit Medical Systems, Inc.(1)	5,695	408,730
Natus Medical, Inc.(1)	2,335	61,924
Neogen Corp.(1)	1,414	61,905
Nevro Corp.(1)	309	37,698
Novocure Ltd.(1)	390	52,342
NuVasive, Inc.(1)	7,103	441,380
OraSure Technologies, Inc.(1)	2,352	25,754
Orthofix Medical, Inc.(1)	1,659	70,342
Penumbra, Inc.(1)	403	110,805
Quidel Corp.(1)	2,680	345,586
ResMed, Inc.	4,146	1,204,537
Shockwave Medical, Inc.(1)	21	4,498
Sientra, Inc.(1)	6	37
STERIS plc	2,031	436,685
Stryker Corp.	4,861	1,346,983

Avantis U.S. Equity ETF
	Shares	Value
Surmodics, Inc.(1)	815	$48,957
Tandem Diabetes Care, Inc.(1)	115	12,900
Teleflex, Inc.	401	158,579
TransMedics Group, Inc.(1)	689	22,517
Varex Imaging Corp.(1)	889	25,932
West Pharmaceutical Services, Inc.	3,439	1,553,121
Zimmer Biomet Holdings, Inc.	4,940	743,223
		35,823,269
Health Care Providers and Services — 2.1%
Acadia Healthcare Co., Inc.(1)	1,595	105,461
AdaptHealth Corp.(1)	2,565	61,663
Addus HomeCare Corp.(1)	668	60,067
Amedisys, Inc.(1)	594	108,969
AmerisourceBergen Corp.	3,562	435,312
AMN Healthcare Services, Inc.(1)	1,315	149,279
Anthem, Inc.	13,131	4,925,832
Apollo Medical Holdings, Inc.(1)	1,878	142,559
Brookdale Senior Living, Inc.(1)	53,749	392,368
Cardinal Health, Inc.	9,050	475,034
Centene Corp.(1)	31,315	1,972,219
Chemed Corp.	795	378,976
Cigna Corp.	7,131	1,509,276
Community Health Systems, Inc.(1)	727	8,949
CorVel Corp.(1)	513	84,548
Cross Country Healthcare, Inc.(1)	6,762	147,073
CVS Health Corp.	13,419	1,159,267
DaVita, Inc.(1)	1,076	140,709
Encompass Health Corp.	1,182	92,728
Ensign Group, Inc. (The)	7,908	645,846
Fulgent Genetics, Inc.(1)(2)	3,815	348,081
Guardant Health, Inc.(1)	944	120,143
Hanger, Inc.(1)	1,519	36,274
HCA Healthcare, Inc.	5,689	1,439,203
HealthEquity, Inc.(1)	620	39,785
Henry Schein, Inc.(1)	5,758	435,247
Humana, Inc.	7,842	3,179,304
InfuSystem Holdings, Inc.(1)	1,134	16,160
Joint Corp. (The)(1)	894	91,340
Laboratory Corp. of America Holdings(1)	3,504	1,063,044
LHC Group, Inc.(1)	131	24,466
Magellan Health, Inc.(1)	1,562	147,796
McKesson Corp.	3,461	706,529
ModivCare, Inc.(1)	2,814	555,090
Molina Healthcare, Inc.(1)	6,316	1,697,551
National HealthCare Corp.	1,182	87,291
National Research Corp.	715	38,610
Owens & Minor, Inc.	12,591	469,392
Patterson Cos., Inc.	11,425	350,062
Pennant Group, Inc. (The)(1)	1,262	38,579
Premier, Inc., Class A	9,940	369,569
Privia Health Group, Inc.(1)	1,694	50,498

Avantis U.S. Equity ETF
	Shares	Value
Quest Diagnostics, Inc.	2,819	$430,828
R1 RCM, Inc.(1)	10,993	216,782
RadNet, Inc.(1)	2,262	71,049
Select Medical Holdings Corp.	9	311
Tenet Healthcare Corp.(1)	5,167	389,333
Tivity Health, Inc.(1)	3,479	80,887
Triple-S Management Corp., Class B(1)	1,289	45,760
UnitedHealth Group, Inc.	12,561	5,228,767
Universal Health Services, Inc., Class B	7,559	1,177,390
		31,941,256
Health Care Technology — 0.3%
Allscripts Healthcare Solutions, Inc.(1)	6,357	97,643
Cerner Corp.	23,773	1,815,068
Change Healthcare, Inc.(1)	15,624	341,072
Evolent Health, Inc., Class A(1)	14,875	365,330
HealthStream, Inc.(1)	887	26,956
Multiplan Corp.(1)(2)	6,694	40,164
NextGen Healthcare, Inc.(1)	3,134	47,825
Omnicell, Inc.(1)	996	154,649
Teladoc Health, Inc.(1)	2,121	306,315
Veeva Systems, Inc., Class A(1)	2,816	934,856
Vocera Communications, Inc.(1)	790	38,307
		4,168,185
Hotels, Restaurants and Leisure — 1.6%
Accel Entertainment, Inc.(1)	1,137	13,098
Aramark	6,018	209,366
BJ's Restaurants, Inc.(1)	2,004	85,691
Bloomin' Brands, Inc.(1)	7,572	202,854
Booking Holdings, Inc.(1)	946	2,175,488
Boyd Gaming Corp.(1)	5,923	363,495
Brinker International, Inc.(1)	634	33,773
Caesars Entertainment, Inc.(1)	5,773	586,710
Carnival Corp.(1)	18,916	456,632
Carrols Restaurant Group, Inc.	62	257
Century Casinos, Inc.(1)	4	53
Cheesecake Factory, Inc. (The)(1)	7,751	361,584
Chipotle Mexican Grill, Inc.(1)	748	1,423,691
Choice Hotels International, Inc.	338	40,344
Churchill Downs, Inc.	1,766	371,743
Chuy's Holdings, Inc.(1)	1,418	45,745
Cracker Barrel Old Country Store, Inc.	3,026	434,473
Darden Restaurants, Inc.	10,948	1,649,316
Dave & Buster's Entertainment, Inc.(1)	623	23,313
Denny's Corp.(1)	1,151	19,038
Dine Brands Global, Inc.(1)	32	2,647
Domino's Pizza, Inc.	816	421,782
Expedia Group, Inc.(1)	1,338	193,341
Fiesta Restaurant Group, Inc.(1)	492	5,909
Golden Entertainment, Inc.(1)	1,525	72,773
Hilton Grand Vacations, Inc.(1)	13,984	610,961
Hilton Worldwide Holdings, Inc.(1)	4,168	520,417

Avantis U.S. Equity ETF
	Shares	Value
Hyatt Hotels Corp., Class A(1)	2,316	$170,434
J Alexander's Holdings, Inc.(1)	14	195
Jack in the Box, Inc.	263	27,868
Las Vegas Sands Corp.(1)	8,435	376,285
Lindblad Expeditions Holdings, Inc.(1)	902	13,268
Marriott International, Inc., Class A(1)	8,278	1,118,689
Marriott Vacations Worldwide Corp.(1)	359	53,688
McDonald's Corp.	9,829	2,333,994
MGM Resorts International	16,168	689,080
Monarch Casino & Resort, Inc.(1)	1,678	106,335
Noodles & Co.(1)	6,097	76,761
Norwegian Cruise Line Holdings Ltd.(1)	16,879	436,153
Papa John's International, Inc.	352	44,891
Penn National Gaming, Inc.(1)	10,657	864,283
Planet Fitness, Inc., Class A(1)	1,071	87,072
Playa Hotels & Resorts NV(1)	3,791	27,712
RCI Hospitality Holdings, Inc.	272	17,574
Red Robin Gourmet Burgers, Inc.(1)	318	7,785
Red Rock Resorts, Inc., Class A(1)	11,450	535,975
Royal Caribbean Cruises Ltd.(1)	6,640	549,327
Ruth's Hospitality Group, Inc.(1)	1,648	33,768
Scientific Games Corp., Class A(1)	1,646	119,088
SeaWorld Entertainment, Inc.(1)	7,795	383,436
Six Flags Entertainment Corp.(1)	1,091	46,084
Starbucks Corp.	18,228	2,141,608
Texas Roadhouse, Inc.	6,407	608,665
Travel + Leisure Co.	4,401	240,999
Vail Resorts, Inc.(1)	945	288,083
Wendy's Co. (The)	15,458	355,843
Wingstop, Inc.	350	60,176
Wyndham Hotels & Resorts, Inc.	359	26,099
Wynn Resorts Ltd.(1)	7,364	748,845
Yum! Brands, Inc.	4,801	629,075
		23,543,632
Household Durables — 1.3%
Beazer Homes USA, Inc.(1)	3,612	67,581
Cavco Industries, Inc.(1)	1,377	351,823
Century Communities, Inc.	5,855	410,435
D.R. Horton, Inc.	18,116	1,732,252
Ethan Allen Interiors, Inc.	2,011	48,304
Garmin Ltd.	5,631	982,215
GoPro, Inc., Class A(1)	15,269	152,232
Green Brick Partners, Inc.(1)	819	20,467
Helen of Troy Ltd.(1)	2,016	482,207
Hooker Furniture Corp.	186	5,796
Installed Building Products, Inc.	1,966	244,138
iRobot Corp.(1)	3,050	247,416
KB Home	8,817	379,396
La-Z-Boy, Inc.	8,913	312,044
Legacy Housing Corp.(1)	63	1,235
Leggett & Platt, Inc.	1,259	60,923

Avantis U.S. Equity ETF
	Shares	Value
Lennar Corp., Class A	17,345	$1,861,292
LGI Homes, Inc.(1)	969	155,360
Lifetime Brands, Inc.	86	1,578
Lovesac Co. (The)(1)	1,725	97,566
M.D.C. Holdings, Inc.	2,186	114,219
M/I Homes, Inc.(1)	5,991	385,760
Meritage Homes Corp.(1)	5,015	559,373
Mohawk Industries, Inc.(1)	7,197	1,423,279
Newell Brands, Inc.	40,425	1,027,199
NVR, Inc.(1)	252	1,305,345
PulteGroup, Inc.	26,974	1,452,820
Purple Innovation, Inc.(1)	12,202	297,729
Skyline Champion Corp.(1)	2,715	170,285
Sonos, Inc.(1)	17,618	699,963
Taylor Morrison Home Corp.(1)	13,538	380,282
Tempur Sealy International, Inc.	11,705	523,213
Toll Brothers, Inc.	14,261	913,560
TopBuild Corp.(1)	95	20,785
Tri Pointe Homes, Inc.(1)	18,869	448,516
Universal Electronics, Inc.(1)	924	46,680
Whirlpool Corp.	6,535	1,447,699
		18,830,967
Household Products — 0.7%
Central Garden & Pet Co.(1)	35	1,612
Central Garden & Pet Co., Class A(1)	7,608	317,025
Church & Dwight Co., Inc.	6,950	581,437
Clorox Co. (The)	5,368	902,092
Colgate-Palmolive Co.	21,247	1,656,204
Energizer Holdings, Inc.	1,736	68,294
Kimberly-Clark Corp.	7,050	971,561
Procter & Gamble Co. (The)	39,235	5,586,672
Reynolds Consumer Products, Inc.	433	12,245
Spectrum Brands Holdings, Inc.	753	58,779
WD-40 Co.	624	149,529
		10,305,450
Independent Power and Renewable Electricity Producers — 0.2%
AES Corp. (The)	70,902	1,692,431
Clearway Energy, Inc., Class A	1,679	49,933
Clearway Energy, Inc., Class C	2,204	69,184
NextEra Energy Partners LP	5,127	409,801
Ormat Technologies, Inc.	4,340	308,704
Sunnova Energy International, Inc.(1)	2,986	108,093
Vistra Corp.	52,272	997,873
		3,636,019
Industrial Conglomerates — 0.5%
3M Co.	9,953	1,938,247
General Electric Co.	14,403	1,518,220
Honeywell International, Inc.	13,522	3,135,887
Raven Industries, Inc.(1)	673	39,270
Roper Technologies, Inc.	916	442,684
		7,074,308

Avantis U.S. Equity ETF
	Shares	Value
Insurance — 3.3%
Aflac, Inc.	36,091	$2,045,638
Alleghany Corp.(1)	655	443,232
Allstate Corp. (The)	22,720	3,073,562
Ambac Financial Group, Inc.(1)	1,415	19,937
American Equity Investment Life Holding Co.	12,703	402,558
American Financial Group, Inc.	8,346	1,151,247
American International Group, Inc.	57,159	3,118,595
American National Group, Inc.	279	53,708
AMERISAFE, Inc.	1,550	89,202
Aon plc, Class A	5,711	1,638,257
Arch Capital Group Ltd.(1)	21,196	871,156
Argo Group International Holdings Ltd.	2,939	155,473
Arthur J. Gallagher & Co.	3,413	490,175
Assurant, Inc.	4,081	694,219
Assured Guaranty Ltd.	7,047	351,363
Athene Holding Ltd., Class A(1)	11,509	770,758
Axis Capital Holdings Ltd.	10,083	515,947
Brighthouse Financial, Inc.(1)	8,817	431,680
Brown & Brown, Inc.	1,242	72,098
Chubb Ltd.	11,858	2,180,923
Cincinnati Financial Corp.	7,178	885,765
Citizens, Inc.(1)(2)	1,152	6,877
CNA Financial Corp.	359	15,922
CNO Financial Group, Inc.	15,864	388,033
Crawford & Co., Class A	1,312	13,081
eHealth, Inc.(1)	1,199	46,341
Employers Holdings, Inc.	1,505	61,961
Enstar Group Ltd.(1)	546	125,946
Erie Indemnity Co., Class A	1,318	233,405
Everest Re Group Ltd.	1,874	496,423
Fidelity National Financial, Inc.	30,721	1,500,106
First American Financial Corp.	13,633	961,535
Genworth Financial, Inc., Class A(1)	87,141	326,779
Globe Life, Inc.	8,140	782,010
Goosehead Insurance, Inc., Class A	197	28,916
Greenlight Capital Re Ltd., A Shares(1)	856	7,216
Hallmark Financial Services, Inc.(1)	320	1,203
Hanover Insurance Group, Inc. (The)	3,226	455,866
Hartford Financial Services Group, Inc. (The)	36,659	2,464,218
HCI Group, Inc.(2)	444	49,577
Horace Mann Educators Corp.	8,698	356,618
James River Group Holdings Ltd.	1,650	60,704
Kemper Corp.	5,608	384,709
Kinsale Capital Group, Inc.	652	118,566
Lincoln National Corp.	11,043	758,102
Loews Corp.	12,293	686,810
Markel Corp.(1)	357	453,479
Marsh & McLennan Cos., Inc.	6,942	1,091,282
MBIA, Inc.(1)	2,999	33,559
Mercury General Corp.	2,829	168,920

Avantis U.S. Equity ETF
	Shares	Value
MetLife, Inc.	33,847	$2,098,514
National Western Life Group, Inc., Class A	184	40,785
Old Republic International Corp.	24,938	648,388
Palomar Holdings, Inc.(1)	273	24,515
Primerica, Inc.	4,788	732,277
Principal Financial Group, Inc.	18,620	1,244,002
ProAssurance Corp.	3,055	77,903
Progressive Corp. (The)	36,852	3,550,322
Prudential Financial, Inc.	25,252	2,673,682
Reinsurance Group of America, Inc.	4,038	467,681
RenaissanceRe Holdings Ltd.	2,349	368,159
RLI Corp.	1,392	152,048
Safety Insurance Group, Inc.	2,141	174,085
Selective Insurance Group, Inc.	5,566	465,151
SiriusPoint Ltd.(1)	5,795	56,849
State Auto Financial Corp.	630	31,865
Stewart Information Services Corp.	5,966	375,560
Tiptree, Inc.	3,002	30,350
Travelers Cos., Inc. (The)	18,427	2,942,976
Trupanion, Inc.(1)	231	21,155
United Fire Group, Inc.	593	15,394
Universal Insurance Holdings, Inc.	1,959	27,896
Unum Group	15,837	421,581
White Mountains Insurance Group Ltd.	284	318,310
Willis Towers Watson plc	1,473	325,121
WR Berkley Corp.	7,031	529,505
		49,347,731
Interactive Media and Services — 4.4%
Alphabet, Inc., Class A(1)	6,803	19,687,542
Alphabet, Inc., Class C(1)	6,511	18,942,062
Bumble, Inc., Class A(1)	780	42,510
Cargurus, Inc.(1)	7,144	217,035
Cars.com, Inc.(1)	5,488	69,807
Facebook, Inc., Class A(1)	57,136	21,676,256
fuboTV, Inc.(1)(2)	1,897	55,298
IAC/InterActiveCorp(1)	2,198	290,246
Match Group, Inc.(1)	4,110	564,878
QuinStreet, Inc.(1)	915	16,388
Snap, Inc., Class A(1)	14,753	1,122,851
TripAdvisor, Inc.(1)	1,254	43,890
TrueCar, Inc.(1)	50	210
Twitter, Inc.(1)	20,127	1,298,191
Vimeo, Inc.(1)	3,737	142,454
Yelp, Inc.(1)	2,985	114,952
Zillow Group, Inc., Class A(1)	2,595	248,082
Zillow Group, Inc., Class C(1)	3,056	292,673
		64,825,325
Internet and Direct Marketing Retail — 3.1%
1-800-Flowers.com, Inc., Class A(1)	3,292	104,554
Amazon.com, Inc.(1)	11,756	40,802,607
CarParts.com, Inc.(1)	1,162	20,068

Avantis U.S. Equity ETF
	Shares	Value
DoorDash, Inc., Class A(1)	2,040	$390,456
eBay, Inc.	21,620	1,659,119
Etsy, Inc.(1)	2,873	621,315
Liquidity Services, Inc.(1)	3,598	87,791
MercadoLibre, Inc.(1)	560	1,045,772
PetMed Express, Inc.(2)	1,769	48,718
Quotient Technology, Inc.(1)	1,026	7,449
Revolve Group, Inc.(1)	5,937	341,140
Shutterstock, Inc.	3,568	411,248
Stamps.com, Inc.(1)	1,574	517,688
Wayfair, Inc., Class A(1)(2)	1,391	390,523
		46,448,448
IT Services — 4.0%
Accenture plc, Class A	21,581	7,263,301
Akamai Technologies, Inc.(1)	8,503	962,965
Alliance Data Systems Corp.	7,871	772,224
Amdocs Ltd.	8,497	654,524
Automatic Data Processing, Inc.	14,356	3,000,978
Broadridge Financial Solutions, Inc.	5,496	946,521
Cass Information Systems, Inc.	681	30,699
Cognizant Technology Solutions Corp., Class A	28,425	2,169,112
Computer Task Group, Inc.(1)	51	439
Concentrix Corp.(1)	4,400	762,916
CSG Systems International, Inc.	7,798	375,942
DXC Technology Co.(1)	34,070	1,251,050
EPAM Systems, Inc.(1)	2,029	1,283,971
Euronet Worldwide, Inc.(1)	3,313	441,391
EVERTEC, Inc.	1,587	73,399
Evo Payments, Inc., Class A(1)	655	16,663
ExlService Holdings, Inc.(1)	1,280	157,619
Fidelity National Information Services, Inc.	7,815	998,523
Fiserv, Inc.(1)	6,309	743,137
FleetCor Technologies, Inc.(1)	1,754	461,793
Gartner, Inc.(1)	2,860	882,996
Genpact Ltd.	2,746	142,462
Global Payments, Inc.	4,350	707,484
GoDaddy, Inc., Class A(1)	3,712	272,127
Hackett Group, Inc. (The)	732	14,347
International Business Machines Corp.	18,123	2,543,382
International Money Express, Inc.(1)	112	2,043
Jack Henry & Associates, Inc.	2,903	512,031
LiveRamp Holdings, Inc.(1)	1,189	58,261
Mastercard, Inc., Class A	19,244	6,662,850
MAXIMUS, Inc.	4,273	372,136
MongoDB, Inc.(1)	478	187,295
Okta, Inc.(1)	1,121	295,496
Paychex, Inc.	13,530	1,548,779
PayPal Holdings, Inc.(1)	39,454	11,388,792
Perficient, Inc.(1)	190	22,652
Sabre Corp.(1)	3,404	38,227
Shift4 Payments, Inc., Class A(1)	302	25,884

Avantis U.S. Equity ETF
	Shares	Value
Square, Inc., Class A(1)	7,386	$1,979,965
Switch, Inc., Class A	1,943	48,206
TTEC Holdings, Inc.	2,362	249,096
Tucows, Inc., Class A(1)(2)	85	6,299
Twilio, Inc., Class A(1)	1,880	671,085
Unisys Corp.(1)	1,184	28,665
VeriSign, Inc.(1)	1,849	399,865
Visa, Inc., Class A	29,362	6,726,834
Western Union Co. (The)	20,910	452,492
WEX, Inc.(1)	721	132,354
		58,739,272
Leisure Products — 0.4%
Acushnet Holdings Corp.	2,681	133,943
American Outdoor Brands, Inc.(1)	141	3,924
Brunswick Corp.	10,372	1,004,736
Callaway Golf Co.(1)	2,653	74,443
Clarus Corp.	304	8,235
Hasbro, Inc.	4,618	453,996
Johnson Outdoors, Inc., Class A	466	53,492
Malibu Boats, Inc., Class A(1)	4,549	325,709
Marine Products Corp.	2	28
MasterCraft Boat Holdings, Inc.(1)	2,140	53,372
Mattel, Inc.(1)	4,681	99,939
Nautilus, Inc.(1)	2,801	31,931
Peloton Interactive, Inc., Class A(1)	6,096	610,758
Polaris, Inc.	8,247	987,661
Smith & Wesson Brands, Inc.	5,985	144,418
Sturm Ruger & Co., Inc.	3,700	289,303
Vista Outdoor, Inc.(1)	11,558	472,144
YETI Holdings, Inc.(1)	10,081	1,001,447
		5,749,479
Life Sciences Tools and Services — 0.9%
Adaptive Biotechnologies Corp.(1)	1,563	56,768
Agilent Technologies, Inc.	5,756	1,010,005
Bio-Rad Laboratories, Inc., Class A(1)	716	576,251
Bio-Techne Corp.	823	410,792
Bruker Corp.	8,051	710,984
Charles River Laboratories International, Inc.(1)	1,381	612,971
ICON plc(1)	262	67,012
Illumina, Inc.(1)	3,248	1,484,856
IQVIA Holdings, Inc.(1)	1,959	508,811
Medpace Holdings, Inc.(1)	107	19,511
Mettler-Toledo International, Inc.(1)	1,197	1,858,738
NeoGenomics, Inc.(1)	920	44,730
PerkinElmer, Inc.	837	154,678
Repligen Corp.(1)	1,637	463,238
Syneos Health, Inc.(1)	359	33,308
Thermo Fisher Scientific, Inc.	6,102	3,386,305
Waters Corp.(1)	4,657	1,928,091
		13,327,049

Avantis U.S. Equity ETF
	Shares	Value
Machinery — 2.8%
AGCO Corp.	6,694	$921,228
Alamo Group, Inc.	1,554	240,885
Albany International Corp., Class A	4,374	342,615
Allison Transmission Holdings, Inc.	2,835	104,838
Altra Industrial Motion Corp.	2,197	128,656
Astec Industries, Inc.	4,422	270,361
Barnes Group, Inc.	1,900	90,573
Caterpillar, Inc.	27,671	5,834,984
CIRCOR International, Inc.(1)	1,274	45,545
Colfax Corp.(1)	3,951	190,320
Columbus McKinnon Corp.	2,152	99,100
Commercial Vehicle Group, Inc.(1)	1,612	16,942
Crane Co.	673	68,491
Cummins, Inc.	11,093	2,617,726
Deere & Co.	17,746	6,708,520
Desktop Metal, Inc., Class A(1)	2,419	20,078
Donaldson Co., Inc.	12,290	832,647
Douglas Dynamics, Inc.	2,123	84,368
Dover Corp.	2,723	474,782
Energy Recovery, Inc.(1)	2,481	50,687
Enerpac Tool Group Corp.	1,596	40,155
EnPro Industries, Inc.	4,092	349,907
ESCO Technologies, Inc.	694	62,543
Federal Signal Corp.	6,449	262,023
Flowserve Corp.	9,425	366,350
Fortive Corp.	1,030	76,086
Franklin Electric Co., Inc.	4,304	365,754
Gorman-Rupp Co. (The)	1,072	37,595
Graco, Inc.	15,130	1,186,495
Greenbrier Cos., Inc. (The)	7,973	351,609
Helios Technologies, Inc.	671	54,767
Hyster-Yale Materials Handling, Inc.	921	53,980
IDEX Corp.	1,538	344,512
Illinois Tool Works, Inc.	9,481	2,207,746
Ingersoll Rand, Inc.(1)	8,931	473,522
ITT, Inc.	6,307	603,391
John Bean Technologies Corp.	670	97,746
Kennametal, Inc.	10,162	377,823
Lincoln Electric Holdings, Inc.	6,175	862,092
Lindsay Corp.	342	56,344
Lydall, Inc.(1)	1,817	112,618
Manitowoc Co., Inc. (The)(1)	63	1,528
Mayville Engineering Co., Inc.(1)	3	45
Meritor, Inc.(1)	2,387	56,620
Middleby Corp. (The)(1)	631	115,435
Miller Industries, Inc.	912	33,945
Mueller Industries, Inc.	8,247	367,899
Mueller Water Products, Inc., Class A	24,795	412,093
Nordson Corp.	493	117,630
Oshkosh Corp.	7,100	813,518

Avantis U.S. Equity ETF
	Shares	Value
Otis Worldwide Corp.	4,326	$398,944
PACCAR, Inc.	25,106	2,055,428
Park-Ohio Holdings Corp.	324	8,353
Parker-Hannifin Corp.	2,748	815,249
Pentair plc	1,695	130,786
Proto Labs, Inc.(1)	1,532	113,613
RBC Bearings, Inc.(1)	1,626	376,451
REV Group, Inc.	828	13,463
Rexnord Corp.	1,076	65,378
Shyft Group, Inc. (The)	8,821	388,212
Snap-on, Inc.	4,956	1,114,852
SPX Corp.(1)	766	47,860
SPX FLOW, Inc.	5,537	445,895
Standex International Corp.	661	65,598
Stanley Black & Decker, Inc.	2,126	410,892
Tennant Co.	1,469	108,677
Terex Corp.	10,248	523,160
Timken Co. (The)	7,260	533,900
Titan International, Inc.(1)	5,036	41,849
Toro Co. (The)	10,724	1,178,997
TriMas Corp.(1)	10,191	327,233
Trinity Industries, Inc.	12,679	368,071
Wabash National Corp.	5,383	83,652
Watts Water Technologies, Inc., Class A	2,959	507,676
Welbilt, Inc.(1)	4,037	94,466
Westinghouse Air Brake Technologies Corp.	8,308	745,975
Woodward, Inc.	3,474	420,146
Xylem, Inc.	3,459	471,496
		41,261,389
Marine†
Costamare, Inc.	6,175	88,796
Eneti, Inc.	127	2,352
Genco Shipping & Trading Ltd.	6	117
Kirby Corp.(1)	1,510	80,921
Matson, Inc.	6,775	536,377
		708,563
Media — 1.2%
Altice USA, Inc., Class A(1)	14,240	390,746
AMC Networks, Inc., Class A(1)	5,573	264,885
Boston Omaha Corp., Class A(1)	566	20,235
Cable One, Inc.	275	577,387
Charter Communications, Inc., Class A(1)	1,887	1,541,037
Comcast Corp., Class A	110,519	6,706,293
Discovery, Inc., Class A(1)(2)	887	25,581
Discovery, Inc., Class C(1)	8,530	235,343
DISH Network Corp., Class A(1)	19,252	839,195
Entercom Communications Corp.(1)	9,930	35,252
Entravision Communications Corp., Class A	7,224	50,351
Fox Corp., Class A	35,068	1,312,946
Fox Corp., Class B	16,212	561,422
Gannett Co., Inc.(1)	4,740	30,099

Avantis U.S. Equity ETF
	Shares	Value
Gray Television, Inc.	16,750	$380,895
Interpublic Group of Cos., Inc. (The)	3,397	126,470
John Wiley & Sons, Inc., Class A	3	174
Liberty Broadband Corp., Class A(1)	95	17,648
Liberty Broadband Corp., Class C(1)	6,986	1,336,562
Liberty Media Corp.-Liberty SiriusXM, Class C(1)	7,755	382,709
Liberty Media Corp.-Liberty SiriusXM, Class A(1)	3,263	161,518
Magnite, Inc.(1)	1,187	34,447
Meredith Corp.(1)	1,212	52,128
New York Times Co. (The), Class A	10,307	523,389
News Corp., Class A	23,741	533,460
News Corp., Class B	11,328	249,556
Nexstar Media Group, Inc., Class A	625	93,594
Omnicom Group, Inc.	6,306	461,725
Scholastic Corp.	670	22,271
Sinclair Broadcast Group, Inc., Class A	1,003	30,100
Sirius XM Holdings, Inc.(2)	14,281	89,542
TechTarget, Inc.(1)	461	38,991
TEGNA, Inc.	24	425
ViacomCBS, Inc., Class B	14,201	588,631
WideOpenWest, Inc.(1)	1,457	30,918
		17,745,925
Metals and Mining — 1.1%
Alcoa Corp.(1)	28,531	1,265,921
Allegheny Technologies, Inc.(1)	20,152	359,915
Alpha Metallurgical Resources, Inc.(1)	21	821
Arconic Corp.(1)	14,255	491,655
Carpenter Technology Corp.	6,598	220,043
Century Aluminum Co.(1)	4,487	57,523
Cleveland-Cliffs, Inc.(1)(2)	37,726	885,429
Coeur Mining, Inc.(1)	40,654	286,611
Commercial Metals Co.	18,636	607,906
Compass Minerals International, Inc.	5,054	338,264
Fortitude Gold Corp.	744	5,580
Freeport-McMoRan, Inc.	59,352	2,159,819
Haynes International, Inc.	333	13,070
Hecla Mining Co.	19,460	119,679
Kaiser Aluminum Corp.	3,074	388,123
Materion Corp.	1,093	79,822
MP Materials Corp.(1)	1,992	66,871
Newmont Corp.	30,925	1,793,341
Nucor Corp.	22,261	2,617,003
Olympic Steel, Inc.	157	4,280
Reliance Steel & Aluminum Co.	7,002	1,050,580
Royal Gold, Inc.	3,499	389,544
Ryerson Holding Corp.	312	7,223
Schnitzer Steel Industries, Inc., Class A	1,714	81,089
Steel Dynamics, Inc.	24,242	1,636,093
SunCoke Energy, Inc.	5,564	38,670
United States Steel Corp.	19,968	534,144
Warrior Met Coal, Inc.	15,290	342,343

Avantis U.S. Equity ETF
	Shares	Value
Worthington Industries, Inc.	5,186	$300,529
		16,141,891
Multi-Utilities — 0.6%
Ameren Corp.	16,106	1,412,818
Avista Corp.	6,106	255,536
CenterPoint Energy, Inc.	23,397	587,031
CMS Energy Corp.	13,320	854,212
Consolidated Edison, Inc.	12,729	960,403
Dominion Energy, Inc.	7,676	597,500
DTE Energy Co.	5,105	614,336
MDU Resources Group, Inc.	11,160	359,017
NiSource, Inc.	21,636	533,327
NorthWestern Corp.	972	61,819
Public Service Enterprise Group, Inc.	21,510	1,375,349
Sempra Energy	7,619	1,008,451
Unitil Corp.	963	47,765
WEC Energy Group, Inc.	3,895	368,000
		9,035,564
Multiline Retail — 1.0%
Big Lots, Inc.	6,147	299,113
Dillard's, Inc., Class A	419	79,803
Dollar General Corp.	10,599	2,362,623
Dollar Tree, Inc.(1)	17,705	1,603,010
Kohl's Corp.	20,998	1,205,285
Macy's, Inc.(1)	49,474	1,107,723
Nordstrom, Inc.(1)	11,774	336,854
Ollie's Bargain Outlet Holdings, Inc.(1)	865	62,609
Target Corp.	29,512	7,288,874
		14,345,894
Oil, Gas and Consumable Fuels — 3.7%
Alto Ingredients, Inc.(1)	4,759	24,223
Antero Midstream Corp.	42,949	412,740
Antero Resources Corp.(1)	36,776	504,567
APA Corp.	41,933	816,855
Arch Resources, Inc.(1)	471	35,650
Berry Corp.	9,626	57,756
Bonanza Creek Energy, Inc.	1,153	44,829
Brigham Minerals, Inc., Class A	848	16,214
Cabot Oil & Gas Corp.	45,384	721,152
Callon Petroleum Co.(1)	8,552	292,222
Centennial Resource Development, Inc., Class A(1)	13,518	68,942
Cheniere Energy, Inc.(1)	5,257	459,777
Chevron Corp.	62,354	6,033,997
Cimarex Energy Co.	16,142	1,036,639
Clean Energy Fuels Corp.(1)	15,332	121,583
CNX Resources Corp.(1)	17,947	203,878
Comstock Resources, Inc.(1)	4,475	26,447
ConocoPhillips	71,391	3,964,342
CONSOL Energy, Inc.(1)	3,432	78,353
Continental Resources, Inc.	6,283	246,796
CVR Energy, Inc.	1,829	26,338

Avantis U.S. Equity ETF
	Shares	Value
Delek US Holdings, Inc.(1)	14,526	$248,540
Devon Energy Corp.	87,975	2,599,661
DHT Holdings, Inc.	19,428	107,437
Diamondback Energy, Inc.	20,427	1,575,739
Dorian LPG Ltd.	1,331	17,596
DTE Midstream LLC(1)	2,620	121,751
EnLink Midstream LLC(1)	71,424	384,975
EOG Resources, Inc.	33,606	2,269,077
EQT Corp.(1)	31,373	575,067
Equitrans Midstream Corp.	57,284	500,089
Evolution Petroleum Corp.	477	1,989
Exxon Mobil Corp.	147,022	8,015,639
Goodrich Petroleum Corp.(1)	68	1,105
Green Plains, Inc.(1)	10,640	373,464
Hess Corp.	17,944	1,233,650
HollyFrontier Corp.	11,162	360,867
International Seaways, Inc.	3,697	63,588
Kinder Morgan, Inc.	52,539	854,810
Kosmos Energy Ltd.(1)	99,671	235,224
Magnolia Oil & Gas Corp., Class A	12,769	200,218
Marathon Oil Corp.	87,249	1,025,176
Marathon Petroleum Corp.	21,721	1,287,404
Matador Resources Co.	19,927	572,901
Murphy Oil Corp.	23,752	504,968
NextDecade Corp.(1)(2)	153	508
Nordic American Tankers Ltd.	10,910	25,857
Occidental Petroleum Corp.	90,484	2,324,534
ONEOK, Inc.	32,650	1,714,778
Overseas Shipholding Group, Inc., Class A(1)	2,165	5,672
Ovintiv, Inc.	34,312	935,345
Par Pacific Holdings, Inc.(1)	5,396	88,980
PBF Energy, Inc., Class A(1)	5,070	52,728
PDC Energy, Inc.	17,333	723,653
Penn Virginia Corp.(1)	324	6,707
Phillips 66	14,157	1,006,421
PHX Minerals, Inc.	28	71
Pioneer Natural Resources Co.	14,536	2,175,603
Plains GP Holdings LP, Class A(1)	10,773	105,144
Range Resources Corp.(1)	41,113	601,072
Rattler Midstream LP	2,616	28,514
Renewable Energy Group, Inc.(1)	7,534	364,796
REX American Resources Corp.(1)	312	26,445
Scorpio Tankers, Inc.	4,575	74,161
SFL Corp. Ltd.	8,434	67,725
SM Energy Co.	21,653	413,572
Southwestern Energy Co.(1)	121,901	554,650
Talos Energy, Inc.(1)	2,063	25,581
Targa Resources Corp.	33,437	1,468,553
Teekay Corp.(1)(2)	317	960
Teekay Tankers Ltd., Class A(1)	6	69
Valero Energy Corp.	23,384	1,550,593

Avantis U.S. Equity ETF
	Shares	Value
Whiting Petroleum Corp.(1)	6,675	$313,391
Williams Cos., Inc. (The)	57,762	1,426,144
World Fuel Services Corp.	10,937	353,921
		54,760,383
Paper and Forest Products — 0.1%
Clearwater Paper Corp.(1)	1,341	43,569
Domtar Corp.(1)	8,660	474,828
Glatfelter Corp.	2,820	44,556
Louisiana-Pacific Corp.	15,267	968,539
Mercer International, Inc.	2,253	25,639
Neenah, Inc.	1,420	71,554
Schweitzer-Mauduit International, Inc.	3,022	115,652
Verso Corp., Class A	1,888	35,966
		1,780,303
Personal Products — 0.3%
Beauty Health Co. (The)(1)(2)	2,852	73,325
Coty, Inc., Class A(1)	3,823	37,351
Edgewell Personal Care Co.	8,725	369,067
Estee Lauder Cos., Inc. (The), Class A	8,313	2,830,493
Herbalife Nutrition Ltd.(1)	1,285	65,972
Inter Parfums, Inc.	664	48,167
Lifevantage Corp.(1)	15	117
Medifast, Inc.	1,830	417,057
Nature's Sunshine Products, Inc.	2	34
Nu Skin Enterprises, Inc., Class A	8,006	405,264
USANA Health Sciences, Inc.(1)	1,942	188,432
		4,435,279
Pharmaceuticals — 3.1%
Aclaris Therapeutics, Inc.(1)	1,322	21,430
Amneal Pharmaceuticals, Inc.(1)	2,725	15,369
Amphastar Pharmaceuticals, Inc.(1)	606	11,914
ANI Pharmaceuticals, Inc.(1)	281	8,523
Antares Pharma, Inc.(1)	5,956	23,467
Arvinas, Inc.(1)	1,491	128,539
AstraZeneca plc, ADR	16,803	979,279
Athira Pharma, Inc.(1)	1,640	17,368
Bristol-Myers Squibb Co.	83,842	5,605,676
Catalent, Inc.(1)	9,147	1,193,135
Collegium Pharmaceutical, Inc.(1)	3,267	67,071
Corcept Therapeutics, Inc.(1)	14,783	314,582
Durect Corp.(1)	3	4
Elanco Animal Health, Inc.(1)	22,601	754,421
Eli Lilly & Co.	24,945	6,443,044
Endo International plc(1)	30	69
Innoviva, Inc.(1)	5,972	91,133
Intra-Cellular Therapies, Inc.(1)	8,243	273,667
Jazz Pharmaceuticals plc(1)	5,018	660,921
Johnson & Johnson	85,536	14,808,848
Merck & Co., Inc.	62,804	4,791,317
Nektar Therapeutics(1)	3,725	57,663
NGM Biopharmaceuticals, Inc.(1)	548	11,963

Avantis U.S. Equity ETF
	Shares	Value
Omeros Corp.(1)(2)	1,879	$30,628
Organon & Co.	7,166	242,856
Perrigo Co. plc	9,692	396,887
Pfizer, Inc.	108,296	4,989,197
Phibro Animal Health Corp., Class A	1,151	27,958
Pliant Therapeutics, Inc.(1)(2)	1,175	21,432
Prestige Consumer Healthcare, Inc.(1)	7,878	452,118
Revance Therapeutics, Inc.(1)	818	21,906
SIGA Technologies, Inc.(1)	4,063	26,531
Strongbridge Biopharma plc(1)	1,036	2,331
Supernus Pharmaceuticals, Inc.(1)	10,292	283,339
Verrica Pharmaceuticals, Inc.(1)(2)	2	22
Viatris, Inc.	23,798	348,165
Zoetis, Inc.	15,676	3,206,682
		46,329,455
Professional Services — 0.6%
Acacia Research Corp.(1)	1,942	11,827
ASGN, Inc.(1)	448	50,261
Barrett Business Services, Inc.	276	21,390
BGSF, Inc.	7	92
Booz Allen Hamilton Holding Corp.	5,928	485,562
CACI International, Inc., Class A(1)	168	43,267
CoStar Group, Inc.(1)	5,903	500,220
CRA International, Inc.	544	50,587
Equifax, Inc.	3,426	932,763
Exponent, Inc.	3,827	447,376
Franklin Covey Co.(1)	476	20,692
FTI Consulting, Inc.(1)	706	98,635
Heidrick & Struggles International, Inc.	2,548	110,125
IHS Markit Ltd.	4,111	495,787
Insperity, Inc.	3,432	378,687
Jacobs Engineering Group, Inc.	3,077	415,272
KBR, Inc.	10,207	397,461
Kelly Services, Inc., Class A	1,273	24,747
Kforce, Inc.	2,908	169,885
Korn Ferry	7,992	564,954
Leidos Holdings, Inc.	3,138	307,869
ManpowerGroup, Inc.	6,193	751,954
ManTech International Corp., Class A	336	26,601
Nielsen Holdings plc	4,378	93,952
Resources Connection, Inc.	2,132	33,686
Robert Half International, Inc.	12,877	1,331,482
Science Applications International Corp.	784	66,036
TransUnion	4,008	487,092
TriNet Group, Inc.(1)	3,881	357,362
TrueBlue, Inc.(1)	4,523	123,614
Verisk Analytics, Inc.	3,729	752,363
		9,551,601
Real Estate Management and Development — 0.4%
CBRE Group, Inc., Class A(1)	26,158	2,519,016
Cushman & Wakefield plc(1)	1,415	25,668

Avantis U.S. Equity ETF
	Shares	Value
eXp World Holdings, Inc.	792	$36,313
Forestar Group, Inc.(1)	314	6,528
FRP Holdings, Inc.(1)	270	15,579
Howard Hughes Corp. (The)(1)	3,568	323,011
Jones Lang LaSalle, Inc.(1)	5,879	1,425,246
Kennedy-Wilson Holdings, Inc.	2,767	60,846
Marcus & Millichap, Inc.(1)	1,231	48,280
Newmark Group, Inc., Class A	9,346	127,293
Opendoor Technologies, Inc.(1)(2)	5,632	99,855
RE/MAX Holdings, Inc., Class A	1,453	48,661
Realogy Holdings Corp.(1)	1,500	26,325
Redfin Corp.(1)	6,770	328,819
RMR Group, Inc. (The), Class A	571	26,460
St. Joe Co. (The)	4,456	206,179
Tejon Ranch Co.(1)	586	11,263
		5,335,342
Road and Rail — 1.8%
AMERCO	741	489,912
ArcBest Corp.	4,849	323,574
Avis Budget Group, Inc.(1)	997	90,478
CSX Corp.	143,162	4,657,060
Daseke, Inc.(1)	1,429	13,504
Heartland Express, Inc.	2,844	47,722
J.B. Hunt Transport Services, Inc.	9,071	1,609,195
Kansas City Southern	8,524	2,392,431
Knight-Swift Transportation Holdings, Inc.	9,642	500,709
Landstar System, Inc.	4,195	704,886
Lyft, Inc., Class A(1)	6,008	286,041
Marten Transport Ltd.	4,850	75,612
Norfolk Southern Corp.	14,060	3,564,772
Old Dominion Freight Line, Inc.	8,795	2,539,292
Ryder System, Inc.	8,266	657,064
Saia, Inc.(1)	3,462	831,330
Schneider National, Inc., Class B	2,992	67,440
Uber Technologies, Inc.(1)	10,020	392,183
Union Pacific Corp.	30,007	6,506,718
Universal Logistics Holdings, Inc.	10	219
US Xpress Enterprises, Inc., Class A(1)	1,956	17,095
Werner Enterprises, Inc.	8,037	379,025
XPO Logistics, Inc.(1)	2,821	245,173
		26,391,435
Semiconductors and Semiconductor Equipment — 4.9%
Advanced Micro Devices, Inc.(1)	25,808	2,857,462
Alpha & Omega Semiconductor Ltd.(1)	1,104	32,071
Ambarella, Inc.(1)	454	47,021
Amkor Technology, Inc.	15,892	436,553
Analog Devices, Inc.	16,356	2,665,269
Applied Materials, Inc.	47,888	6,471,105
Axcelis Technologies, Inc.(1)	1,448	71,980
AXT, Inc.(1)	1,647	15,334
Broadcom, Inc.	6,477	3,220,429

Avantis U.S. Equity ETF
	Shares	Value
Brooks Automation, Inc.	3,613	$306,960
CEVA, Inc.(1)	973	46,947
Cirrus Logic, Inc.(1)	4,619	386,472
CMC Materials, Inc.	2,179	288,979
Cohu, Inc.(1)	9,074	323,760
Cree, Inc.(1)	3,826	325,133
Diodes, Inc.(1)	4,995	483,666
Enphase Energy, Inc.(1)	3,561	618,653
Entegris, Inc.	4,993	599,859
First Solar, Inc.(1)	4,953	465,582
FormFactor, Inc.(1)	7,626	296,499
Intel Corp.	140,298	7,584,510
KLA Corp.	5,573	1,894,597
Kulicke & Soffa Industries, Inc.	6,219	436,512
Lam Research Corp.	7,876	4,763,562
Lattice Semiconductor Corp.(1)	6,693	415,769
MagnaChip Semiconductor Corp.(1)	5,171	94,371
Marvell Technology, Inc.	18,132	1,109,497
Microchip Technology, Inc.	3,779	594,663
Micron Technology, Inc.(1)	61,286	4,516,778
MKS Instruments, Inc.	2,128	313,199
Monolithic Power Systems, Inc.	968	479,092
NeoPhotonics Corp.(1)	5,273	49,250
NVIDIA Corp.	43,412	9,717,776
ON Semiconductor Corp.(1)	26,268	1,165,249
Onto Innovation, Inc.(1)	2,556	189,476
PDF Solutions, Inc.(1)	909	20,471
Photronics, Inc.(1)	2,735	41,216
Power Integrations, Inc.	1,553	168,718
Qorvo, Inc.(1)	7,771	1,461,181
QUALCOMM, Inc.	24,156	3,543,444
Rambus, Inc.(1)	5,062	120,476
Semtech Corp.(1)	1,219	85,232
Silicon Laboratories, Inc.(1)	912	143,749
SiTime Corp.(1)	270	57,467
Skyworks Solutions, Inc.	11,588	2,125,935
SMART Global Holdings, Inc.(1)	2,089	101,233
SolarEdge Technologies, Inc.(1)	2,632	762,701
SunPower Corp.(1)	1,049	22,606
Synaptics, Inc.(1)	3,545	672,770
Teradyne, Inc.	16,502	2,004,003
Texas Instruments, Inc.	30,838	5,887,283
Ultra Clean Holdings, Inc.(1)	7,150	330,616
Universal Display Corp.	1,696	353,769
Veeco Instruments, Inc.(1)	2,097	47,791
Xilinx, Inc.(1)	10,799	1,680,216
		72,914,912
Software — 6.7%
A10 Networks, Inc.(1)	6,450	89,590
ACI Worldwide, Inc.(1)	9,039	291,327
Adobe, Inc.(1)	7,884	5,232,611

Avantis U.S. Equity ETF
	Shares	Value
Agilysys, Inc.(1)	461	$26,199
Alarm.com Holdings, Inc.(1)	3,166	266,989
Alteryx, Inc., Class A(1)	364	26,925
American Software, Inc., Class A	1,149	29,150
Anaplan, Inc.(1)	859	51,523
ANSYS, Inc.(1)	1,392	508,581
Appfolio, Inc., Class A(1)	95	11,219
Aspen Technology, Inc.(1)	5,824	754,208
Autodesk, Inc.(1)	7,427	2,303,038
Avalara, Inc.(1)	771	138,549
Avaya Holdings Corp.(1)	10,292	207,590
Bentley Systems, Inc., Class B	533	34,373
Bill.com Holdings, Inc.(1)	2,338	641,524
Black Knight, Inc.(1)	2,473	187,132
Blackbaud, Inc.(1)	4,935	343,920
Blackline, Inc.(1)	427	46,586
Bottomline Technologies de, Inc.(1)	1,044	44,130
Cadence Design Systems, Inc.(1)	8,533	1,394,975
CDK Global, Inc.	1,659	69,014
Cerence, Inc.(1)	7	759
Ceridian HCM Holding, Inc.(1)	359	40,334
ChannelAdvisor Corp.(1)	1,237	31,692
Citrix Systems, Inc.	4,300	442,341
Cloudera, Inc.(1)	4,406	70,188
CommVault Systems, Inc.(1)	1,923	155,705
Cornerstone OnDemand, Inc.(1)	623	35,698
Coupa Software, Inc.(1)	312	76,381
Crowdstrike Holdings, Inc., Class A(1)	3,248	912,688
Datadog, Inc., Class A(1)	2,183	300,817
Digital Turbine, Inc.(1)	4,312	252,036
DocuSign, Inc.(1)	1,567	464,208
Dolby Laboratories, Inc., Class A	3,965	392,971
Domo, Inc., Class B(1)	505	45,197
Dropbox, Inc., Class A(1)	6,038	191,465
Dynatrace, Inc.(1)	790	54,297
Fair Isaac Corp.(1)	997	458,361
Five9, Inc.(1)	645	102,058
Fortinet, Inc.(1)	10,348	3,261,069
Guidewire Software, Inc.(1)	1,607	190,365
HubSpot, Inc.(1)	889	608,494
Intelligent Systems Corp.(1)(2)	509	19,642
InterDigital, Inc.	5,016	361,704
Intuit, Inc.	6,372	3,607,253
j2 Global, Inc.(1)	728	100,246
Manhattan Associates, Inc.(1)	6,226	1,014,776
Microsoft Corp.	180,784	54,575,074
MicroStrategy, Inc., Class A(1)(2)	182	126,363
Mimecast Ltd.(1)	1,135	79,234
Mitek Systems, Inc.(1)	2,349	52,547
nCino, Inc.(1)	436	27,036
NCR Corp.(1)	9,141	388,310

Avantis U.S. Equity ETF
	Shares	Value
New Relic, Inc.(1)	433	$34,627
NortonLifeLock, Inc.	30,382	806,946
Nuance Communications, Inc.(1)	1,820	100,191
Nutanix, Inc., Class A(1)	3,061	112,981
Oracle Corp. (New York)	41,566	3,704,778
Palantir Technologies, Inc., Class A(1)	13,965	367,838
Palo Alto Networks, Inc.(1)	2,008	925,768
Paycom Software, Inc.(1)	3,382	1,653,460
Paylocity Holding Corp.(1)	1,546	416,183
Pegasystems, Inc.	300	41,289
Progress Software Corp.	753	35,060
Proofpoint, Inc.(1)	418	73,526
PTC, Inc.(1)	2,009	264,505
Q2 Holdings, Inc.(1)	359	31,624
QAD, Inc., Class A	609	52,989
Qualys, Inc.(1)	3,470	407,309
RingCentral, Inc., Class A(1)	368	92,832
Riot Blockchain, Inc.(1)(2)	1,967	73,408
SailPoint Technologies Holdings, Inc.(1)	1,585	74,273
salesforce.com, Inc.(1)	10,166	2,696,735
ServiceNow, Inc.(1)	3,636	2,340,275
ShotSpotter, Inc.(1)	288	11,471
Smartsheet, Inc., Class A(1)	1,615	128,506
Splunk, Inc.(1)	909	138,959
Sprout Social, Inc., Class A(1)	354	43,046
SPS Commerce, Inc.(1)	1,344	182,152
SS&C Technologies Holdings, Inc.	2,435	184,232
Synopsys, Inc.(1)	2,146	712,987
Teradata Corp.(1)	7,034	384,689
Trade Desk, Inc. (The), Class A(1)	3,771	301,869
Tyler Technologies, Inc.(1)	885	429,844
Verint Systems, Inc.(1)	509	22,722
VirnetX Holding Corp.(1)(2)	8,145	36,571
VMware, Inc., Class A(1)(2)	1,353	201,421
Vonage Holdings Corp.(1)	2,471	34,841
Workday, Inc., Class A(1)	1,733	473,386
Xperi Holding Corp.	1,415	30,239
Zendesk, Inc.(1)	1,301	160,804
Zoom Video Communications, Inc., Class A(1)	4,082	1,181,739
Zscaler, Inc.(1)	406	113,006
		100,217,543
Specialty Retail — 3.5%
Aaron's Co., Inc. (The)	5,344	141,723
Abercrombie & Fitch Co., Class A(1)	11,663	417,069
Academy Sports & Outdoors, Inc.(1)	10,141	448,942
Advance Auto Parts, Inc.	6,957	1,411,227
America's Car-Mart, Inc.(1)	77	9,958
American Eagle Outfitters, Inc.	11,188	341,458
Asbury Automotive Group, Inc.(1)	3,223	600,252
AutoNation, Inc.(1)	10,085	1,100,173
AutoZone, Inc.(1)	455	704,863

Avantis U.S. Equity ETF
	Shares	Value
Bath & Body Works, Inc.	6,080	$410,278
Bed Bath & Beyond, Inc.(1)	13,052	359,452
Best Buy Co., Inc.	19,469	2,268,333
Big 5 Sporting Goods Corp.(2)	3,756	104,417
Boot Barn Holdings, Inc.(1)	4,269	381,136
Buckle, Inc. (The)	7,879	305,154
Burlington Stores, Inc.(1)	3,997	1,197,062
Caleres, Inc.	7,602	186,933
Camping World Holdings, Inc., Class A	704	28,118
CarMax, Inc.(1)	16,955	2,122,936
Carvana Co.(1)	99	32,478
Cato Corp. (The), Class A	1,679	28,980
Chico's FAS, Inc.(1)	1,444	7,465
Children's Place, Inc. (The)(1)	663	57,575
Citi Trends, Inc.(1)	1,443	124,300
Conn's, Inc.(1)	549	13,505
Container Store Group, Inc. (The)(1)	4,628	53,685
Designer Brands, Inc., Class A(1)	1,955	28,348
Dick's Sporting Goods, Inc.(2)	8,809	1,240,395
Five Below, Inc.(1)	2,935	624,597
Floor & Decor Holdings, Inc., Class A(1)	4,844	597,265
Foot Locker, Inc.	15,636	886,405
GameStop Corp., Class A(1)	294	64,163
Gap, Inc. (The)	34,013	909,167
Genesco, Inc.(1)	1,415	87,772
Group 1 Automotive, Inc.	2,732	451,982
Guess?, Inc.	5,597	135,391
Haverty Furniture Cos., Inc.	1,877	66,878
Hibbett, Inc.	3,604	344,867
Home Depot, Inc. (The)	19,598	6,392,476
Kirkland's, Inc.(1)(2)	2,095	40,056
Lithia Motors, Inc.	3,355	1,111,512
Lowe's Cos., Inc.	32,339	6,593,599
Lumber Liquidators Holdings, Inc.(1)	2,757	57,511
MarineMax, Inc.(1)	5,137	249,761
Monro, Inc.	363	20,658
Murphy USA, Inc.	3,786	587,890
O'Reilly Automotive, Inc.(1)	3,049	1,811,350
ODP Corp. (The)(1)	9,095	429,011
Party City Holdco, Inc.(1)	3,637	24,768
Penske Automotive Group, Inc.	5,356	481,665
Rent-A-Center, Inc.	8,032	506,659
RH(1)	760	532,509
Ross Stores, Inc.	24,209	2,866,346
Sally Beauty Holdings, Inc.(1)	4,689	87,169
Shoe Carnival, Inc.	1,326	50,759
Signet Jewelers Ltd.	9,457	748,994
Sleep Number Corp.(1)	388	35,894
Sonic Automotive, Inc., Class A	2,082	105,224
Sportsman's Warehouse Holdings, Inc.(1)	3,818	67,731
Tilly's, Inc., Class A	1,364	21,237

Avantis U.S. Equity ETF
	Shares	Value
TJX Cos., Inc. (The)	50,591	$3,678,978
Tractor Supply Co.	11,378	2,210,177
TravelCenters of America, Inc.(1)	802	33,660
Ulta Beauty, Inc.(1)	5,598	2,168,161
Urban Outfitters, Inc.(1)	10,612	350,408
Victoria's Secret & Co.(1)	1,966	130,346
Williams-Sonoma, Inc.	10,421	1,945,601
Zumiez, Inc.(1)	5,581	224,300
		51,859,112
Technology Hardware, Storage and Peripherals — 4.4%
3D Systems Corp.(1)	12,310	374,716
Apple, Inc.	395,849	60,101,754
Contra Zagg, Inc.(1)	2	—
Dell Technologies, Inc., Class C(1)	4,184	407,773
Diebold Nixdorf, Inc.(1)	1,421	15,460
Hewlett Packard Enterprise Co.	24,190	373,977
HP, Inc.	21,654	643,990
NetApp, Inc.	9,293	826,427
Pure Storage, Inc., Class A(1)	2,152	55,586
Seagate Technology Holdings plc	19,026	1,666,487
Stratasys Ltd.(1)	1,151	24,240
Super Micro Computer, Inc.(1)	8,470	309,494
Turtle Beach Corp.(1)	2,111	59,974
Western Digital Corp.(1)	4,850	306,520
Xerox Holdings Corp.	20,017	450,583
		65,616,981
Textiles, Apparel and Luxury Goods — 1.4%
Capri Holdings Ltd.(1)	20,529	1,160,094
Carter's, Inc.	5,627	576,092
Columbia Sportswear Co.	2,649	270,224
Crocs, Inc.(1)	10,701	1,528,317
Deckers Outdoor Corp.(1)	3,574	1,495,540
Fossil Group, Inc.(1)	3,467	46,458
G-III Apparel Group Ltd.(1)	11,685	361,417
Hanesbrands, Inc.	21,785	406,944
Kontoor Brands, Inc.	34	1,835
Levi Strauss & Co., Class A	10,464	274,261
lululemon athletica, Inc.(1)	5,473	2,190,130
Movado Group, Inc.	1,968	71,124
NIKE, Inc., Class B	41,205	6,788,112
Oxford Industries, Inc.	3,475	313,793
PVH Corp.(1)	5,029	526,989
Ralph Lauren Corp.	3,789	440,017
Rocky Brands, Inc.	280	13,910
Skechers USA, Inc., Class A(1)	11,383	574,045
Steven Madden Ltd.	9,828	397,739
Tapestry, Inc.(1)	37,862	1,526,596
Under Armour, Inc., Class A(1)	15,528	359,318
Under Armour, Inc., Class C(1)	4,619	92,657
Unifi, Inc.(1)	1,684	39,136
Vera Bradley, Inc.(1)	320	3,667

Avantis U.S. Equity ETF
	Shares	Value
VF Corp.	22,716	$1,737,093
Vince Holding Corp.(1)	46	311
Wolverine World Wide, Inc.	10,090	361,827
		21,557,646
Thrifts and Mortgage Finance — 0.4%
Axos Financial, Inc.(1)	8,393	406,893
Bridgewater Bancshares, Inc.(1)	882	14,421
Columbia Financial, Inc.(1)	2,651	47,798
Essent Group Ltd.	9,899	466,045
Federal Agricultural Mortgage Corp., Class C	1,262	123,550
Flagstar Bancorp, Inc.	8,600	425,356
FS Bancorp, Inc.	826	28,224
Hingham Institution For Savings (The)	168	54,516
Home Bancorp, Inc.	278	10,403
HomeStreet, Inc.	2,025	82,721
Kearny Financial Corp.	2,963	37,600
Merchants Bancorp	1,812	66,446
Meridian Bancorp, Inc.	5,672	117,864
Meta Financial Group, Inc.	6,726	330,852
MGIC Investment Corp.	36,161	552,179
Mr. Cooper Group, Inc.(1)	11,390	442,843
New York Community Bancorp, Inc.	34,531	432,328
NMI Holdings, Inc., Class A(1)	15,214	343,380
Northfield Bancorp, Inc.	1,679	28,375
Northwest Bancshares, Inc.	6,735	87,690
OP Bancorp	18	181
PCSB Financial Corp.	361	6,581
PennyMac Financial Services, Inc.	5,959	396,571
Premier Financial Corp.	4,894	148,778
Provident Financial Services, Inc.	6,261	138,180
Radian Group, Inc.	22,093	522,058
Southern Missouri Bancorp, Inc.	727	32,802
Sterling Bancorp, Inc.(1)	3	16
Territorial Bancorp, Inc.	279	7,056
TFS Financial Corp.	1,679	33,563
Timberland Bancorp, Inc.	557	16,175
TrustCo Bank Corp. NY	1,414	45,375
Walker & Dunlop, Inc.	4,451	494,284
Washington Federal, Inc.	10,300	342,990
Waterstone Financial, Inc.	2,066	41,899
Western New England Bancorp, Inc.	90	772
WSFS Financial Corp.	7,262	329,767
		6,656,532
Trading Companies and Distributors — 0.7%
Air Lease Corp.	14,652	582,270
Applied Industrial Technologies, Inc.	4,863	431,883
Boise Cascade Co.	7,036	407,033
CAI International, Inc.	1,028	57,537
DXP Enterprises, Inc.(1)	1,016	30,460
Fastenal Co.	41,167	2,299,177
GATX Corp.	4,569	418,886

Avantis U.S. Equity ETF
	Shares	Value
Global Industrial Co.	1,507	$58,004
GMS, Inc.(1)	2,424	119,770
H&E Equipment Services, Inc.	5,773	196,571
Herc Holdings, Inc.(1)	4,361	573,253
Lawson Products, Inc.(1)	346	18,252
McGrath RentCorp	4,609	321,616
MRC Global, Inc.(1)	7,681	62,984
MSC Industrial Direct Co., Inc., Class A	4,493	378,356
NOW, Inc.(1)	16,431	126,190
Rush Enterprises, Inc., Class A	7,714	340,187
Rush Enterprises, Inc., Class B	100	4,239
SiteOne Landscape Supply, Inc.(1)	3,694	739,169
Textainer Group Holdings Ltd.(1)	8,839	293,632
Titan Machinery, Inc.(1)	1,859	53,390
Triton International Ltd.	9,149	500,633
United Rentals, Inc.(1)	2,199	775,477
Univar Solutions, Inc.(1)	914	21,580
Veritiv Corp.(1)	2,362	211,801
W.W. Grainger, Inc.	3,902	1,692,297
Watsco, Inc.	1,418	394,800
WESCO International, Inc.(1)	176	20,596
		11,130,043
Transportation Infrastructure†
Macquarie Infrastructure Corp.	10,827	431,456
Water Utilities — 0.1%
American States Water Co.	2,209	203,692
American Water Works Co., Inc.	3,463	631,132
Artesian Resources Corp., Class A	269	10,601
California Water Service Group	776	49,315
Essential Utilities, Inc.	7,996	396,841
Global Water Resources, Inc.	7	140
		1,291,721
Wireless Telecommunication Services — 0.2%
Shenandoah Telecommunications Co.	8,267	246,605
T-Mobile US, Inc.(1)	20,970	2,873,310
Telephone and Data Systems, Inc.	15,476	314,472
United States Cellular Corp.(1)	1,452	46,391
		3,480,778
TOTAL COMMON STOCKS (Cost $1,170,382,156)		1,484,193,739
TEMPORARY CASH INVESTMENTS — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $1,404,189)	1,404,189	1,404,189
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $2,487,745)	2,487,745	2,487,745
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $1,174,274,090)		1,488,085,673
OTHER ASSETS AND LIABILITIES — (0.1)%		(1,628,086)
TOTAL NET ASSETS — 100.0%		$1,486,457,587

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $3,601,416. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $3,697,764, which includes securities collateral of $1,210,019.

See Notes to Financial Statements.

AUGUST 31, 2021

Avantis U.S. Small Cap Value ETF
	Shares	Value
COMMON STOCKS — 99.8%
Aerospace and Defense — 0.2%
AAR Corp.(1)	2,940	$99,519
Hexcel Corp.(1)	46,871	2,658,054
		2,757,573
Air Freight and Logistics — 0.7%
Air Transport Services Group, Inc.(1)	99,593	2,727,852
Atlas Air Worldwide Holdings, Inc.(1)	60,433	4,421,883
Hub Group, Inc., Class A(1)	59,531	4,179,076
		11,328,811
Airlines — 0.1%
Mesa Air Group, Inc.(1)	60,042	479,135
SkyWest, Inc.(1)	23,004	1,073,137
Spirit Airlines, Inc.(1)	4,794	117,597
		1,669,869
Auto Components — 1.8%
American Axle & Manufacturing Holdings, Inc.(1)	217,640	1,930,467
Cooper-Standard Holdings, Inc.(1)	6,946	161,703
Dana, Inc.	338,632	7,876,580
Dorman Products, Inc.(1)	16,161	1,516,871
Gentherm, Inc.(1)	20,461	1,755,963
Goodyear Tire & Rubber Co. (The)(1)	773,378	12,250,307
Modine Manufacturing Co.(1)	127,147	1,581,709
Motorcar Parts of America, Inc.(1)	30,251	599,575
Standard Motor Products, Inc.	20,636	885,078
Visteon Corp.(1)	189	19,974
		28,578,227
Automobiles — 0.1%
Harley-Davidson, Inc.	22,307	881,796
Winnebago Industries, Inc.	8,220	572,276
		1,454,072
Banks — 15.6%
1st Source Corp.	16,737	786,639
ACNB Corp.	15,001	432,179
Altabancorp	36,789	1,527,479
Amalgamated Financial Corp.	32,797	509,993
Amerant Bancorp, Inc.(1)	45,353	1,205,029
Ameris Bancorp	91,292	4,495,218
Arrow Financial Corp.	28,354	1,044,845
Associated Banc-Corp.	246,596	5,084,810
Atlantic Capital Bancshares, Inc.(1)	4,722	114,414
BancFirst Corp.	32,879	1,859,636
Bancorp, Inc. (The)(1)	130,525	3,218,747
BancorpSouth Bank	29,046	851,919
Bank First Corp.	5,102	362,242
Bank of Commerce Holdings	38,542	549,609
Bank of Hawaii Corp.	69,870	5,855,805
Bank OZK	47,712	2,024,420
BankFinancial Corp.	25,683	297,923
BankUnited, Inc.	179,213	7,532,322

Avantis U.S. Small Cap Value ETF
	Shares	Value
Bankwell Financial Group, Inc.	10,774	$324,190
Banner Corp.	56,602	3,237,634
BCB Bancorp, Inc.	33,147	492,896
Brookline Bancorp, Inc.	32,927	492,917
Bryn Mawr Bank Corp.	13,967	569,854
Byline Bancorp, Inc.	52,204	1,284,218
Cadence BanCorp	176,817	3,803,334
Camden National Corp.	7,127	332,617
Cathay General Bancorp	139,842	5,562,915
CB Financial Services, Inc.	8,549	198,337
Central Pacific Financial Corp.	66,693	1,688,000
Central Valley Community Bancorp	24,862	540,500
CIT Group, Inc.	161,375	8,943,402
City Holding Co.	23,075	1,797,543
CNB Financial Corp.	33,222	816,597
Codorus Valley Bancorp, Inc.	20,322	450,132
Community Bankers Trust Corp.	48,056	538,708
Community Trust Bancorp, Inc.	17,711	737,840
ConnectOne Bancorp, Inc.	60,673	1,735,855
County Bancorp, Inc.	10,610	385,567
Customers Bancorp, Inc.(1)	62,186	2,575,122
Dime Community Bancshares, Inc.	26,069	860,277
Eagle Bancorp, Inc.	63,202	3,646,755
Enterprise Financial Services Corp.	12,971	582,528
F.N.B. Corp.	502,084	5,864,341
Farmers National Banc Corp.	56,081	874,864
Financial Institutions, Inc.	34,115	1,083,492
First BanCorp	355,450	4,524,879
First Bancorp, Inc. (The)	8,616	255,809
First Bancorp/Southern Pines NC	23,128	965,825
First Bancshares, Inc. (The)	3,461	140,240
First Busey Corp.	56,945	1,349,597
First Business Financial Services, Inc.	16,064	455,254
First Citizens BancShares, Inc., Class A	1,584	1,421,957
First Community Bankshares, Inc.	2,540	79,350
First Financial Corp.	13,443	543,500
First Foundation, Inc.	79,484	1,910,001
First Internet Bancorp	18,058	536,684
First Mid Bancshares, Inc.	26,113	1,068,022
First of Long Island Corp. (The)	45,191	958,049
First United Corp.	14,906	274,569
Flushing Financial Corp.	19,486	446,814
Franklin Financial Services Corp.	8,544	270,930
Great Southern Bancorp, Inc.	28,562	1,555,772
Hanmi Financial Corp.	70,612	1,361,399
HarborOne Bancorp, Inc.	53,701	758,795
Hawthorn Bancshares, Inc.	12,227	279,509
Heartland Financial USA, Inc.	28,676	1,348,632
Hilltop Holdings, Inc.	158,264	5,297,096
HomeTrust Bancshares, Inc.	13,430	373,623
Hope Bancorp, Inc.	181,477	2,502,568

Avantis U.S. Small Cap Value ETF
	Shares	Value
Horizon Bancorp, Inc.	34,445	$614,843
Independent Bank Corp. (Michigan)	49,454	1,035,567
International Bancshares Corp.	114,621	4,800,327
Investors Bancorp, Inc.	232,988	3,334,058
Lakeland Bancorp, Inc.	97,895	1,652,468
Lakeland Financial Corp.	40,730	2,704,879
Macatawa Bank Corp.	63,000	517,230
Mackinac Financial Corp.	19,194	406,145
Mercantile Bank Corp.	35,841	1,118,239
Metropolitan Bank Holding Corp.(1)	10,610	830,763
Midland States Bancorp, Inc.	52,565	1,329,895
MidWestOne Financial Group, Inc.	29,744	873,284
MVB Financial Corp.	32,782	1,296,200
National Bank Holdings Corp., Class A	35,361	1,326,038
NBT Bancorp, Inc.	10,899	390,838
Nicolet Bankshares, Inc.(1)	8,096	618,615
Northeast Bank	21,023	688,293
Northrim BanCorp, Inc.	12,906	541,665
OFG Bancorp	101,331	2,412,691
Old Second Bancorp, Inc.	70,025	823,494
Origin Bancorp, Inc.	11,033	454,008
Orrstown Financial Services, Inc.	22,311	532,340
PacWest Bancorp	93,740	3,988,637
Park National Corp.	683	80,075
Parke Bancorp, Inc.	22,631	464,388
PCB Bancorp.	29,047	552,474
Peapack-Gladstone Financial Corp.	36,874	1,228,273
Peoples Bancorp, Inc.	6,360	198,686
Popular, Inc.	101,399	7,700,240
Preferred Bank	34,697	2,216,791
Premier Financial Bancorp, Inc.	25,683	462,551
Primis Financial Corp.	44,235	663,083
QCR Holdings, Inc.	29,395	1,527,070
RBB Bancorp	34,462	887,052
Red River Bancshares, Inc.	1,124	56,380
Republic Bancorp, Inc., Class A	25,393	1,272,951
Sandy Spring Bancorp, Inc.	4,200	182,994
ServisFirst Bancshares, Inc.	103,398	7,591,481
Sierra Bancorp	30,973	787,334
Simmons First National Corp., Class A	107,155	3,112,853
SmartFinancial, Inc.	22,356	558,453
Southern First Bancshares, Inc.(1)	14,978	763,578
Southside Bancshares, Inc.	13,383	504,405
Stock Yards Bancorp, Inc.	39,212	2,022,555
Summit Financial Group, Inc.	23,754	568,671
Synovus Financial Corp.	188,788	8,136,763
Texas Capital Bancshares, Inc.(1)	64,123	4,359,723
Tompkins Financial Corp.	5,125	407,899
Towne Bank	22,336	680,578
TriState Capital Holdings, Inc.(1)	54,500	1,101,445
Triumph Bancorp, Inc.(1)	20,279	1,667,339

Avantis U.S. Small Cap Value ETF
	Shares	Value
Trustmark Corp.	103,667	$3,277,951
UMB Financial Corp.	61,411	5,624,019
Umpqua Holdings Corp.	416,150	8,102,440
United Community Banks, Inc.	127,336	3,841,727
United Security Bancshares	34,700	284,540
Unity Bancorp, Inc.	16,065	367,085
Univest Financial Corp.	20,381	551,917
Valley National Bancorp	415,473	5,417,768
Washington Trust Bancorp, Inc.	29,691	1,581,343
Webster Financial Corp.	65,631	3,315,678
West BanCorp, Inc.	33,097	1,012,437
Western Alliance Bancorp	79,467	7,752,801
Wintrust Financial Corp.	89,636	6,708,358
		245,737,204
Beverages — 0.1%
Coca-Cola Consolidated, Inc.	4,680	1,900,829
Biotechnology — 0.9%
Alpine Immune Sciences, Inc.(1)	9	86
Catalyst Pharmaceuticals, Inc.(1)	126,473	696,866
Coherus Biosciences, Inc.(1)	76	1,214
Eagle Pharmaceuticals, Inc.(1)	3,382	180,497
Emergent BioSolutions, Inc.(1)	38,287	2,415,144
Ironwood Pharmaceuticals, Inc.(1)	36,046	472,203
Ovid therapeutics, Inc.(1)	22,392	79,044
Sage Therapeutics, Inc.(1)	62,069	2,868,208
Sangamo Therapeutics, Inc.(1)	83,560	828,080
Translate Bio, Inc.(1)	150,266	5,619,948
uniQure NV(1)	13,000	377,000
		13,538,290
Building Products — 0.8%
Apogee Enterprises, Inc.	53,391	2,294,745
Armstrong Flooring, Inc.(1)	20,489	72,121
Insteel Industries, Inc.	14,338	530,506
Masonite International Corp.(1)	51,827	6,202,656
Quanex Building Products Corp.	74,399	1,752,841
UFP Industries, Inc.	31,478	2,363,368
		13,216,237
Capital Markets — 2.4%
B. Riley Financial, Inc.	34,439	2,257,132
Brightsphere Investment Group, Inc.	50,637	1,376,820
Cowen, Inc., Class A	54,774	1,974,055
Diamond Hill Investment Group, Inc.	6,366	1,165,169
Evercore, Inc., Class A	61,442	8,579,761
Janus Henderson Group plc	147,054	6,376,261
Moelis & Co., Class A	1,134	70,251
Oppenheimer Holdings, Inc., Class A	18,122	844,304
Piper Sandler Cos.	30,766	4,397,077
Stifel Financial Corp.	135,471	9,361,046
StoneX Group, Inc.(1)	8,655	603,167
Victory Capital Holdings, Inc., Class A	2,443	85,578
Virtus Investment Partners, Inc.	4,034	1,261,432
		38,352,053

Avantis U.S. Small Cap Value ETF
	Shares	Value
Chemicals — 2.4%
AdvanSix, Inc.(1)	45,133	$1,647,354
AgroFresh Solutions, Inc.(1)	52,308	108,278
American Vanguard Corp.	18,364	281,520
Avient Corp.	911	47,454
Cabot Corp.	107,887	5,761,166
Chemours Co. (The)	287,455	9,632,617
Ecovyst, Inc.	65,158	847,706
Ferro Corp.(1)	89,129	1,853,883
FutureFuel Corp.	31,893	255,463
Hawkins, Inc.	46,898	1,776,496
Intrepid Potash, Inc.(1)	7,636	236,792
Kraton Corp.(1)	67,197	2,830,338
Kronos Worldwide, Inc.	1,161	15,372
NewMarket Corp.	3,028	1,058,982
Orion Engineered Carbons SA(1)	56,223	993,460
Rayonier Advanced Materials, Inc.(1)	190,075	1,341,930
Sensient Technologies Corp.	3,193	277,312
Stepan Co.	45,024	5,293,021
Tredegar Corp.	52,207	693,309
Trinseo SA	8,115	421,412
Tronox Holdings plc, Class A	135,730	2,867,975
		38,241,840
Commercial Services and Supplies — 1.3%
Clean Harbors, Inc.(1)	46,573	4,779,321
CoreCivic, Inc.(1)	240,096	2,333,733
Ennis, Inc.	47,668	925,236
Healthcare Services Group, Inc.	113,874	2,978,944
Herman Miller, Inc.	13,906	584,469
HNI Corp.	80,414	3,046,887
Interface, Inc.	48,772	701,341
Kimball International, Inc., Class B	88,404	1,102,398
Quad/Graphics, Inc.(1)	55,361	229,195
Steelcase, Inc., Class A	69,501	979,269
UniFirst Corp.	11,704	2,681,035
		20,341,828
Communications Equipment — 0.6%
Aviat Networks, Inc.(1)	9,091	322,185
EchoStar Corp., Class A(1)	59,756	1,613,412
EMCORE Corp.(1)	52,438	392,236
NETGEAR, Inc.(1)	40,222	1,437,132
ViaSat, Inc.(1)	100,146	5,171,540
		8,936,505
Construction and Engineering — 1.4%
Ameresco, Inc., Class A(1)	13,201	912,849
Arcosa, Inc.	7,898	401,376
Argan, Inc.	14,902	689,963
Construction Partners, Inc., Class A(1)	46,712	1,563,451
Dycom Industries, Inc.(1)	52,574	3,960,399
EMCOR Group, Inc.	11,365	1,380,848
Granite Construction, Inc.	45,066	1,826,976

Avantis U.S. Small Cap Value ETF
	Shares	Value
Great Lakes Dredge & Dock Corp.(1)	33,539	$506,774
MasTec, Inc.(1)	43,747	4,000,226
MYR Group, Inc.(1)	35,772	3,720,646
Northwest Pipe Co.(1)	13,296	344,632
Primoris Services Corp.	80,452	2,067,616
Sterling Construction Co., Inc.(1)	4,283	98,766
Tutor Perini Corp.(1)	56,867	820,022
Valmont Industries, Inc.	157	39,071
		22,333,615
Construction Materials — 0.7%
Eagle Materials, Inc.	66,092	10,365,869
Consumer Finance — 2.9%
Elevate Credit, Inc.(1)	80,800	283,608
Encore Capital Group, Inc.(1)	42,400	2,086,504
Enova International, Inc.(1)	63,665	2,099,672
Green Dot Corp., Class A(1)	80,485	4,204,536
Navient Corp.	450,853	10,464,298
Nelnet, Inc., Class A	39,665	3,208,105
OneMain Holdings, Inc.	46,356	2,680,768
PRA Group, Inc.(1)	47,203	1,982,526
PROG Holdings, Inc.	138,840	6,569,909
Regional Management Corp.	21,045	1,250,704
SLM Corp.	493,697	9,256,819
World Acceptance Corp.(1)	4,328	821,757
		44,909,206
Containers and Packaging†
Myers Industries, Inc.	3	68
Distributors — 0.2%
Core-Mark Holding Co., Inc.	77,260	3,553,960
Diversified Consumer Services — 0.2%
American Public Education, Inc.(1)	19,870	522,581
Laureate Education, Inc., Class A(1)	60,902	970,169
Perdoceo Education Corp.(1)	154,455	1,695,916
Universal Technical Institute, Inc.(1)	5,373	37,450
		3,226,116
Diversified Financial Services†
Alerus Financial Corp.	18,925	565,101
Diversified Telecommunication Services — 0.7%
ATN International, Inc.	1,710	77,959
IDT Corp., Class B(1)	41,681	1,812,290
Iridium Communications, Inc.(1)	208,642	9,286,655
		11,176,904
Electrical Equipment — 0.7%
Atkore, Inc.(1)	64,717	6,003,796
Encore Wire Corp.	36,812	3,129,388
EnerSys	1,156	97,786
LSI Industries, Inc.	56,597	469,755
Powell Industries, Inc.	18,274	462,332
TPI Composites, Inc.(1)	8,085	293,567
		10,456,624

Avantis U.S. Small Cap Value ETF
	Shares	Value
Electronic Equipment, Instruments and Components — 3.6%
Avnet, Inc.	167,203	$6,765,033
Bel Fuse, Inc., Class B	9,566	135,072
Benchmark Electronics, Inc.	52,676	1,423,832
CTS Corp.	1,591	55,812
Daktronics, Inc.(1)	25,697	156,495
ePlus, Inc.(1)	18,724	2,026,311
Insight Enterprises, Inc.(1)	65,918	6,782,303
Jabil, Inc.	134,475	8,307,866
Kimball Electronics, Inc.(1)	32,909	795,411
Methode Electronics, Inc.	37,174	1,731,193
Plexus Corp.(1)	56,442	5,183,069
Sanmina Corp.(1)	142,121	5,610,937
ScanSource, Inc.(1)	44,506	1,583,523
SYNNEX Corp.	72,893	9,262,514
TTM Technologies, Inc.(1)	7,090	99,260
Vishay Intertechnology, Inc.	299,750	6,585,508
		56,504,139
Energy Equipment and Services — 2.3%
Archrock, Inc.	403,522	3,099,049
Bristow Group, Inc.(1)	4,000	126,240
Cactus, Inc., Class A	17,915	671,992
DMC Global, Inc.(1)	5,147	206,755
Dril-Quip, Inc.(1)	23,520	571,536
Exterran Corp.(1)	90,795	360,456
Helix Energy Solutions Group, Inc.(1)	303,342	1,140,566
Helmerich & Payne, Inc.	186,494	5,020,418
Liberty Oilfield Services, Inc., Class A(1)	1,480	15,126
Nabors Industries Ltd.(1)	20,942	1,766,248
National Energy Services Reunited Corp.(1)	44,788	508,344
Newpark Resources, Inc.(1)	87,126	228,270
NexTier Oilfield Solutions, Inc.(1)	52,320	188,352
NOV, Inc.(1)	578,170	7,614,499
Oceaneering International, Inc.(1)	241,305	2,968,051
Oil States International, Inc.(1)	15,464	90,619
Patterson-UTI Energy, Inc.	461,862	3,584,049
ProPetro Holding Corp.(1)	137,351	1,063,097
RPC, Inc.(1)	75,923	290,785
Select Energy Services, Inc., Class A(1)	134,652	720,388
Solaris Oilfield Infrastructure, Inc., Class A	265	1,969
TechnipFMC plc(1)	158,798	1,052,831
TETRA Technologies Inc(1)	261,542	847,396
Transocean Ltd.(1)	843,597	3,003,205
US Silica Holdings, Inc.(1)	145,656	1,278,860
		36,419,101
Entertainment — 0.2%
World Wrestling Entertainment, Inc., Class A	62,486	3,256,145
Food and Staples Retailing — 1.6%
Andersons, Inc. (The)	17,769	539,822
Ingles Markets, Inc., Class A	51,082	3,467,957
Natural Grocers by Vitamin Cottage, Inc.	27,887	337,154

Avantis U.S. Small Cap Value ETF
	Shares	Value
PriceSmart, Inc.	43,453	$3,676,558
SpartanNash Co.	98,570	2,119,255
Sprouts Farmers Market, Inc.(1)	256,323	6,382,443
United Natural Foods, Inc.(1)	149,368	5,496,743
Village Super Market, Inc., Class A	23,539	527,038
Weis Markets, Inc.	37,003	2,107,321
		24,654,291
Food Products — 1.1%
Flowers Foods, Inc.	194,269	4,687,711
Fresh Del Monte Produce, Inc.	42,930	1,411,539
Hostess Brands, Inc.(1)	23,446	374,198
John B Sanfilippo & Son, Inc.	22,467	1,909,470
Mission Produce, Inc.(1)	19,211	398,436
Pilgrim's Pride Corp.(1)	72,732	2,024,859
Sanderson Farms, Inc.	27,007	5,306,876
Seaboard Corp.	9	38,291
Seneca Foods Corp., Class A(1)	12,762	624,955
		16,776,335
Health Care Equipment and Supplies — 0.5%
FONAR Corp.(1)	12,762	222,697
Glaukos Corp.(1)	4,728	281,931
ICU Medical, Inc.(1)	1,140	227,259
Meridian Bioscience, Inc.(1)	22,041	446,110
NuVasive, Inc.(1)	26,448	1,643,479
Orthofix Medical, Inc.(1)	19,049	807,677
Quidel Corp.(1)	27,188	3,505,892
		7,135,045
Health Care Providers and Services — 1.7%
Brookdale Senior Living, Inc.(1)	535,729	3,910,822
Ensign Group, Inc. (The)	90,219	7,368,186
Fulgent Genetics, Inc.(1)(2)	36,832	3,360,552
Magellan Health, Inc.(1)	21,117	1,998,090
ModivCare, Inc.(1)	4,737	934,420
National HealthCare Corp.	13,308	982,796
Owens & Minor, Inc.	133,171	4,964,615
Patterson Cos., Inc.	64,689	1,982,071
Triple-S Management Corp., Class B(1)	13,189	468,209
		25,969,761
Hotels, Restaurants and Leisure — 0.7%
BJ's Restaurants, Inc.(1)	3	128
Bluegreen Vacations Holding Corp.(1)	1,080	24,721
Carrols Restaurant Group, Inc.	44,547	184,870
Century Casinos, Inc.(1)	25,571	341,884
Cheesecake Factory, Inc. (The)(1)	6	280
Chuy's Holdings, Inc.(1)	30,074	970,187
Cracker Barrel Old Country Store, Inc.	46,657	6,699,012
Golden Entertainment, Inc.(1)	348	16,607
Hilton Grand Vacations, Inc.(1)	28,120	1,228,563
J Alexander's Holdings, Inc.(1)	9,763	135,901
Monarch Casino & Resort, Inc.(1)	16,980	1,076,023
ONE Group Hospitality, Inc. (The)(1)	14,209	158,430

Avantis U.S. Small Cap Value ETF
	Shares	Value
RCI Hospitality Holdings, Inc.	3	$194
		10,836,800
Household Durables — 3.0%
Bassett Furniture Industries, Inc.	10,921	234,692
Beazer Homes USA, Inc.(1)	88,654	1,658,716
Cavco Industries, Inc.(1)	1,088	277,984
Century Communities, Inc.	75,958	5,324,656
Ethan Allen Interiors, Inc.	60,042	1,442,209
Hamilton Beach Brands Holding Co., Class A	10,099	171,683
Hooker Furniture Corp.	8,481	264,268
iRobot Corp.(1)	14,095	1,143,386
KB Home	15,738	677,206
La-Z-Boy, Inc.	110,715	3,876,132
Legacy Housing Corp.(1)	12,762	250,135
LGI Homes, Inc.(1)	24,398	3,911,731
M/I Homes, Inc.(1)	69,122	4,450,766
Meritage Homes Corp.(1)	71,186	7,940,087
Sonos, Inc.(1)	89,910	3,572,124
Taylor Morrison Home Corp.(1)	95,963	2,695,601
Tri Pointe Homes, Inc.(1)	300,814	7,150,349
Universal Electronics, Inc.(1)	31,928	1,613,003
VOXX International Corp.(1)	1,430	14,972
		46,669,700
Household Products — 0.1%
Central Garden & Pet Co.(1)	11,078	510,142
Central Garden & Pet Co., Class A(1)	42,118	1,755,057
		2,265,199
Independent Power and Renewable Electricity Producers — 0.1%
Ormat Technologies, Inc.	22,340	1,589,044
Insurance — 4.4%
Ambac Financial Group, Inc.(1)	2,922	41,171
American Equity Investment Life Holding Co.	179,348	5,683,538
American National Group, Inc.	3,207	617,348
AMERISAFE, Inc.	31,488	1,812,134
Axis Capital Holdings Ltd.	122,061	6,245,861
Brighthouse Financial, Inc.(1)	147,148	7,204,366
CNO Financial Group, Inc.	272,728	6,670,927
Crawford & Co., Class A	31,715	316,199
Employers Holdings, Inc.	46,224	1,903,042
Genworth Financial, Inc., Class A(1)	911,229	3,417,109
Hanover Insurance Group, Inc. (The)	47,268	6,679,441
HCI Group, Inc.(2)	7,520	839,683
Horace Mann Educators Corp.	44,140	1,809,740
James River Group Holdings Ltd.	853	31,382
Mercury General Corp.	44,015	2,628,136
National Western Life Group, Inc., Class A	1,110	246,043
Safety Insurance Group, Inc.	18,482	1,502,771
Selective Insurance Group, Inc.	84,292	7,044,282
SiriusPoint Ltd.(1)	121,743	1,194,299
Stewart Information Services Corp.	44,236	2,784,656
Unum Group	247,371	6,585,016

Avantis U.S. Small Cap Value ETF
	Shares	Value
White Mountains Insurance Group Ltd.	3,174	$3,557,451
		68,814,595
Interactive Media and Services — 0.1%
Cars.com, Inc.(1)	141,976	1,805,935
Internet and Direct Marketing Retail — 0.1%
1-800-Flowers.com, Inc., Class A(1)	46,860	1,488,274
Duluth Holdings, Inc., Class B(1)	4,953	77,069
PetMed Express, Inc.(2)	10,810	297,707
		1,863,050
IT Services — 0.5%
Alliance Data Systems Corp.	81,218	7,968,298
BM Technologies, Inc.(1)	5,371	52,314
Computer Task Group, Inc.(1)	6,492	55,831
		8,076,443
Leisure Products — 1.0%
Acushnet Holdings Corp.	23,453	1,171,712
Johnson Outdoors, Inc., Class A	2,118	243,125
Malibu Boats, Inc., Class A(1)	40,662	2,911,399
Nautilus, Inc.(1)	36,808	419,611
Smith & Wesson Brands, Inc.	116,350	2,807,525
Sturm Ruger & Co., Inc.	33,429	2,613,814
Vista Outdoor, Inc.(1)	142,102	5,804,867
		15,972,053
Machinery — 3.7%
Alamo Group, Inc.	1,210	187,562
Albany International Corp., Class A	61,722	4,834,684
Astec Industries, Inc.	54,307	3,320,330
Commercial Vehicle Group, Inc.(1)	85,088	894,275
EnPro Industries, Inc.	39,206	3,352,505
Greenbrier Cos., Inc. (The)	73,900	3,258,990
Hyster-Yale Materials Handling, Inc.	454	26,609
Kennametal, Inc.	158,276	5,884,702
Lydall, Inc.(1)	38,152	2,364,661
Mayville Engineering Co., Inc.(1)	170	2,536
Miller Industries, Inc.	23,539	876,121
Mueller Industries, Inc.	114,119	5,090,849
Mueller Water Products, Inc., Class A	164,743	2,738,029
Park-Ohio Holdings Corp.	18,278	471,207
Shyft Group, Inc. (The)	65,007	2,860,958
Terex Corp.	118,175	6,032,834
Timken Co. (The)	104,619	7,693,681
TriMas Corp.(1)	17,287	555,085
Trinity Industries, Inc.	197,394	5,730,348
Wabash National Corp.	102,052	1,585,888
		57,761,854
Marine — 0.7%
Costamare, Inc.	126,142	1,813,922
Eagle Bulk Shipping, Inc.(1)	11,898	587,642
Eneti, Inc.	9,180	170,014
Genco Shipping & Trading Ltd.	25,656	500,035
Matson, Inc.	93,946	7,437,705

Avantis U.S. Small Cap Value ETF
	Shares	Value
Pangaea Logistics Solutions Ltd.	40,240	$197,176
		10,706,494
Media — 0.4%
Cumulus Media, Inc., Class A(1)	34,700	409,807
Entercom Communications Corp.(1)	294,138	1,044,190
Entravision Communications Corp., Class A	133,586	931,094
Gray Television, Inc.	158,519	3,604,722
		5,989,813
Metals and Mining — 3.1%
Alcoa Corp.(1)	308,621	13,693,514
Allegheny Technologies, Inc.(1)	251,751	4,496,273
Alpha Metallurgical Resources, Inc.(1)	24,788	969,459
Arconic Corp.(1)	146,479	5,052,061
Carpenter Technology Corp.	94,909	3,165,215
Century Aluminum Co.(1)	18,511	237,311
Coeur Mining, Inc.(1)	369,755	2,606,773
Commercial Metals Co.	271,657	8,861,451
Haynes International, Inc.	13,291	521,672
Hecla Mining Co.	46,434	285,569
Kaiser Aluminum Corp.	10,587	1,336,714
Materion Corp.	3	219
Olympic Steel, Inc.	15,978	435,560
Schnitzer Steel Industries, Inc., Class A	65,793	3,112,667
SunCoke Energy, Inc.	256,127	1,780,082
TimkenSteel Corp.(1)	74,963	1,025,494
United States Steel Corp.	33	883
Warrior Met Coal, Inc.	64,784	1,450,514
Worthington Industries, Inc.	4,821	279,377
		49,310,808
Multiline Retail — 1.9%
Big Lots, Inc.	93,489	4,549,175
Dillard's, Inc., Class A	20,323	3,870,719
Kohl's Corp.	118,927	6,826,410
Macy's, Inc.(1)	619,060	13,860,753
		29,107,057
Oil, Gas and Consumable Fuels — 9.6%
Alto Ingredients, Inc.(1)	42,713	217,409
Antero Midstream Corp.	401,634	3,859,703
Antero Resources Corp.(1)	552,554	7,581,041
Arch Resources, Inc.(1)	29,158	2,206,969
Berry Corp.	190,076	1,140,456
Bonanza Creek Energy, Inc.	63,995	2,488,126
Brigham Minerals, Inc., Class A	39,875	762,410
Callon Petroleum Co.(1)	109,299	3,734,747
Centennial Resource Development, Inc., Class A(1)	335,635	1,711,738
Cimarex Energy Co.	188,833	12,126,855
Clean Energy Fuels Corp.(1)	3	24
CNX Resources Corp.(1)	402,596	4,573,491
Comstock Resources, Inc.(1)	162,676	961,415
CONSOL Energy, Inc.(1)	64,330	1,468,654
DHT Holdings, Inc.	306,612	1,695,564

Avantis U.S. Small Cap Value ETF
	Shares	Value
Dorian LPG Ltd.	42,855	$566,543
Earthstone Energy, Inc., Class A(1)	25,530	211,133
EnLink Midstream LLC(1)	650,297	3,505,101
EQT Corp.(1)	466,914	8,558,534
Equitrans Midstream Corp.	585,036	5,107,364
Evolution Petroleum Corp.	45,301	188,905
Goodrich Petroleum Corp.(1)	26,755	434,769
Green Plains, Inc.(1)	1,649	57,880
International Seaways, Inc.	62,879	1,081,519
Kosmos Energy Ltd.(1)	852,996	2,013,071
Marathon Oil Corp.	624,957	7,343,245
Matador Resources Co.	293,708	8,444,105
Murphy Oil Corp.	309,544	6,580,905
NACCO Industries, Inc., Class A	9,538	237,592
Nordic American Tankers Ltd.	293,082	694,604
Overseas Shipholding Group, Inc., Class A(1)	115,003	301,308
Ovintiv, Inc.	56,758	1,547,223
Par Pacific Holdings, Inc.(1)	31,097	512,789
PBF Energy, Inc., Class A(1)	169,036	1,757,974
PDC Energy, Inc.	245,492	10,249,291
Penn Virginia Corp.(1)	42,380	877,266
Range Resources Corp.(1)	612,344	8,952,469
Renewable Energy Group, Inc.(1)	89,188	4,318,483
Ring Energy, Inc.(1)(2)	40,372	96,893
Scorpio Tankers, Inc.	111,592	1,808,906
SFL Corp. Ltd.	207,892	1,669,373
SilverBow Resources, Inc.(1)	11,690	213,693
SM Energy Co.	353,321	6,748,431
Southwestern Energy Co.(1)	1,524,243	6,935,306
Talos Energy, Inc.(1)	78,698	975,855
Targa Resources Corp.	88,786	3,899,481
Teekay Corp.(1)(2)	42,023	127,330
Teekay Tankers Ltd., Class A(1)	46,874	536,707
Whiting Petroleum Corp.(1)	111,864	5,252,015
World Fuel Services Corp.	151,251	4,894,482
		151,229,147
Paper and Forest Products — 1.5%
Clearwater Paper Corp.(1)	10,106	328,344
Domtar Corp.(1)	124,733	6,839,110
Glatfelter Corp.	28,188	445,370
Louisiana-Pacific Corp.	183,208	11,622,715
Mercer International, Inc.	99,645	1,133,960
Neenah, Inc.	17,453	879,457
Schweitzer-Mauduit International, Inc.	25,921	991,997
Verso Corp., Class A	87,576	1,668,323
		23,909,276
Personal Products — 0.5%
Lifevantage Corp.(1)	24,611	191,228
Medifast, Inc.	184	41,934
Nature's Sunshine Products, Inc.	5,798	99,262
Nu Skin Enterprises, Inc., Class A	116,170	5,880,525

Avantis U.S. Small Cap Value ETF
	Shares	Value
USANA Health Sciences, Inc.(1)	21,243	$2,061,208
		8,274,157
Pharmaceuticals — 1.1%
Amphastar Pharmaceuticals, Inc.(1)	32,743	643,727
ANI Pharmaceuticals, Inc.(1)	3,358	101,848
Atea Pharmaceuticals, Inc.(1)	55,257	1,642,238
BioDelivery Sciences International, Inc.(1)	127,433	491,891
Collegium Pharmaceutical, Inc.(1)	49,465	1,015,517
Corcept Therapeutics, Inc.(1)	19,036	405,086
Innoviva, Inc.(1)	144,973	2,212,288
Lannett Co., Inc.(1)	112,899	397,405
Perrigo Co. plc	53,238	2,180,096
Phibro Animal Health Corp., Class A	11,252	273,311
Prestige Consumer Healthcare, Inc.(1)	81,951	4,703,168
Supernus Pharmaceuticals, Inc.(1)	97,106	2,673,328
		16,739,903
Professional Services — 0.6%
BGSF, Inc.	1,150	15,111
CRA International, Inc.	4,316	401,345
Heidrick & Struggles International, Inc.	14,008	605,426
Kelly Services, Inc., Class A	30,947	601,610
Kforce, Inc.	48,404	2,827,762
Korn Ferry	45,089	3,187,341
TrueBlue, Inc.(1)	39,304	1,074,178
		8,712,773
Real Estate Management and Development — 0.2%
Forestar Group, Inc.(1)	16,216	337,131
Marcus & Millichap, Inc.(1)	31,543	1,237,116
RE/MAX Holdings, Inc., Class A	46,681	1,563,347
RMR Group, Inc. (The), Class A	15,769	730,735
		3,868,329
Road and Rail — 2.3%
ArcBest Corp.	72,195	4,817,572
Heartland Express, Inc.	24,178	405,707
Landstar System, Inc.	2,496	419,403
Marten Transport Ltd.	161,555	2,518,642
Ryder System, Inc.	127,393	10,126,470
Saia, Inc.(1)	44,293	10,636,078
Schneider National, Inc., Class B	68,957	1,554,291
US Xpress Enterprises, Inc., Class A(1)	34,700	303,278
Werner Enterprises, Inc.	111,955	5,279,798
		36,061,239
Semiconductors and Semiconductor Equipment — 1.0%
Alpha & Omega Semiconductor Ltd.(1)	39,521	1,148,085
Amkor Technology, Inc.	180,050	4,945,973
Cohu, Inc.(1)	20,674	737,648
MagnaChip Semiconductor Corp.(1)	44,649	814,844
NeoPhotonics Corp.(1)	21	196
Photronics, Inc.(1)	139,669	2,104,812
SMART Global Holdings, Inc.(1)	34,725	1,682,774
Synaptics, Inc.(1)	5,756	1,092,374

Avantis U.S. Small Cap Value ETF
	Shares	Value
Ultra Clean Holdings, Inc.(1)	77,290	$3,573,890
		16,100,596
Software — 0.3%
InterDigital, Inc.	59,030	4,256,653
VirnetX Holding Corp.(1)(2)	60	270
		4,256,923
Specialty Retail — 7.7%
Aaron's Co., Inc. (The)	89,354	2,369,668
Abercrombie & Fitch Co., Class A(1)	183,422	6,559,171
Academy Sports & Outdoors, Inc.(1)	56,078	2,482,573
American Eagle Outfitters, Inc.	133,376	4,070,636
Asbury Automotive Group, Inc.(1)	17,609	3,279,500
AutoNation, Inc.(1)	113,001	12,327,279
Barnes & Noble Education, Inc.(1)	10,505	85,721
Bed Bath & Beyond, Inc.(1)	99,753	2,747,198
Big 5 Sporting Goods Corp.(2)	70,593	1,962,485
Buckle, Inc. (The)	75,432	2,921,481
Caleres, Inc.	103,134	2,536,065
Citi Trends, Inc.(1)	23,539	2,027,650
Conn's, Inc.(1)	30,173	742,256
Container Store Group, Inc. (The)(1)	36,059	418,284
Dick's Sporting Goods, Inc.(2)	109,150	15,369,412
Foot Locker, Inc.	175,799	9,966,045
Genesco, Inc.(1)	1,324	82,128
Group 1 Automotive, Inc.	26,029	4,306,238
Guess?, Inc.	74,326	1,797,946
Haverty Furniture Cos., Inc.	28,089	1,000,811
Hibbett, Inc.	47,744	4,568,623
Kirkland's, Inc.(1)(2)	37,196	711,188
Lazydays Holdings, Inc.(1)	5,992	147,223
Lumber Liquidators Holdings, Inc.(1)	61,840	1,289,982
MarineMax, Inc.(1)	57,834	2,811,889
Murphy USA, Inc.	52,978	8,226,424
ODP Corp. (The)(1)	61,593	2,905,342
Shoe Carnival, Inc.	31,754	1,215,543
Signet Jewelers Ltd.	142,744	11,305,325
Sonic Automotive, Inc., Class A	48,448	2,448,562
Sportsman's Warehouse Holdings, Inc.(1)	101,941	1,808,433
Tilly's, Inc., Class A	43,685	680,175
TravelCenters of America, Inc.(1)	9,538	400,310
Urban Outfitters, Inc.(1)	123,187	4,067,635
Zumiez, Inc.(1)	49,464	1,987,958
		121,627,159
Technology Hardware, Storage and Peripherals — 0.2%
Super Micro Computer, Inc.(1)	40,401	1,476,252
Turtle Beach Corp.(1)	31,892	906,052
		2,382,304
Textiles, Apparel and Luxury Goods — 1.0%
Capri Holdings Ltd.(1)	27,281	1,541,649
Carter's, Inc.	77,825	7,967,724
Culp, Inc.	23,539	310,009

Avantis U.S. Small Cap Value ETF
	Shares	Value
Delta Apparel, Inc.(1)	696	$21,054
Fossil Group, Inc.(1)	84,005	1,125,667
G-III Apparel Group Ltd.(1)	76,736	2,373,444
Lakeland Industries, Inc.(1)	5,675	135,462
Movado Group, Inc.	29,822	1,077,767
Oxford Industries, Inc.	8,571	773,961
Rocky Brands, Inc.	3	149
Steven Madden Ltd.	221	8,944
Superior Group of Cos., Inc.	3,408	81,247
Unifi, Inc.(1)	8,892	206,650
Vera Bradley, Inc.(1)	2,365	27,103
		15,650,830
Thrifts and Mortgage Finance — 4.7%
Axos Financial, Inc.(1)	118,167	5,728,736
Bridgewater Bancshares, Inc.(1)	46,974	768,025
Essent Group Ltd.	106,956	5,035,488
Federal Agricultural Mortgage Corp., Class C	23,521	2,302,706
Flagstar Bancorp, Inc.	110,122	5,446,634
FS Bancorp, Inc.	19,160	654,697
Hingham Institution For Savings (The)	3,246	1,053,327
Home Bancorp, Inc.	13,928	521,186
HomeStreet, Inc.	53,483	2,184,780
Luther Burbank Corp.	31,245	405,248
Merchants Bancorp	33,025	1,211,027
Meridian Bancorp, Inc.	57,607	1,197,073
Meta Financial Group, Inc.	44,573	2,192,546
MGIC Investment Corp.	577,718	8,821,754
Mr. Cooper Group, Inc.(1)	147,717	5,743,237
NMI Holdings, Inc., Class A(1)	155,770	3,515,729
Northfield Bancorp, Inc.	27,143	458,717
OP Bancorp	29,047	292,503
PennyMac Financial Services, Inc.	98,964	6,586,054
Premier Financial Corp.	32,041	974,046
Provident Financial Services, Inc.	41,756	921,555
Radian Group, Inc.	288,650	6,820,799
Riverview Bancorp, Inc.	49,788	365,444
Severn Bancorp, Inc.	23,089	287,458
Southern Missouri Bancorp, Inc.	15,110	681,763
Sterling Bancorp, Inc.(1)	12,509	66,423
Territorial Bancorp, Inc.	15,978	404,084
TrustCo Bank Corp. NY	38,754	1,243,616
Walker & Dunlop, Inc.	26,836	2,980,138
Washington Federal, Inc.	124,613	4,149,613
Waterstone Financial, Inc.	49,220	998,182
		74,012,588
Trading Companies and Distributors — 3.7%
Air Lease Corp.	214,797	8,536,033
Applied Industrial Technologies, Inc.	22,934	2,036,769
Boise Cascade Co.	97,138	5,619,433
CAI International, Inc.	28,403	1,589,716
GATX Corp.	78,145	7,164,334

Avantis U.S. Small Cap Value ETF
	Shares	Value
Global Industrial Co.	16,913	$650,981
H&E Equipment Services, Inc.	69,903	2,380,197
Herc Holdings, Inc.(1)	60,632	7,970,076
McGrath RentCorp	59,037	4,119,602
NOW, Inc.(1)	207,068	1,590,282
Rush Enterprises, Inc., Class A	47,149	2,079,271
Rush Enterprises, Inc., Class B	3,486	147,772
Textainer Group Holdings Ltd.(1)	82,370	2,736,331
Titan Machinery, Inc.(1)	17,374	498,981
Triton International Ltd.	143,185	7,835,083
Veritiv Corp.(1)	29,047	2,604,645
		57,559,506
Transportation Infrastructure — 0.2%
Macquarie Infrastructure Corp.	96,885	3,860,867
Wireless Telecommunication Services — 0.6%
Shenandoah Telecommunications Co.	105,354	3,142,710
Telephone and Data Systems, Inc.	239,937	4,875,520
United States Cellular Corp.(1)	30,700	980,865
		8,999,095
TOTAL COMMON STOCKS (Cost $1,297,956,003)		1,567,369,155
TEMPORARY CASH INVESTMENTS — 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $6,690,414)	6,690,414	6,690,414
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $13,123,659)	13,123,659	13,123,659
TOTAL INVESTMENT SECURITIES — 101.1% (Cost $1,317,770,076)		1,587,183,228
OTHER ASSETS AND LIABILITIES — (1.1)%		(17,040,092)
TOTAL NET ASSETS — 100.0%		$1,570,143,136

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $15,165,926. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $15,517,683, which includes securities collateral of $2,394,024.

See Notes to Financial Statements.

Statements of Assets and Liabilities

AUGUST 31, 2021
	Avantis Emerging Markets Equity ETF	Avantis International Equity ETF
Assets
Investment securities, at value (cost of $733,969,399 and $816,753,656, respectively) — including $23,942,215 and $40,015,963, respectively of securities on loan	$866,569,681	$994,407,891
Investment made with cash collateral received for securities on loan, at value (cost of $9,475,077 and $12,323,860, respectively)	9,475,077	12,323,860
Total investment securities, at value (cost of $743,444,476 and $829,077,516, respectively)	876,044,758	1,006,731,751
Cash	5,209	2,799,125
Foreign currency holdings, at value (cost of $494,300 and $212,578, respectively)	496,232	212,453
Receivable for investments sold	605	3,174,235
Receivable for capital shares sold	3,339,120	3,217,900
Dividends and interest receivable	1,937,351	2,898,306
Securities lending receivable	38,144	29,263
	881,861,419	1,019,063,033

Liabilities
Payable for collateral received for securities on loan	9,475,077	12,323,860
Payable for investments purchased	3,978,562	5,789,495
Payable for capital shares redeemed	—	3,217,900
Accrued management fees	231,384	188,073
Accrued foreign taxes	3,349,881	—
	17,034,904	21,519,328

Net Assets	$864,826,515	$997,543,705

Shares outstanding (unlimited number of shares authorized)	12,950,000	15,500,000

Net Asset Value Per Share	$66.78	$64.36

Net Assets Consist of:
Capital paid in	$736,106,022	$819,781,645
Distributable earnings	128,720,493	177,762,060
	$864,826,515	$997,543,705

See Notes to Financial Statements.

AUGUST 31, 2021
	Avantis International Small Cap Value ETF	Avantis U.S. Equity ETF
Assets
Investment securities, at value (cost of $933,858,864 and $1,171,786,345, respectively) — including $40,546,925 and $3,601,416, respectively of securities on loan	$1,054,078,214	$1,485,597,928
Investment made with cash collateral received for securities on loan, at value (cost of $12,532,435 and $2,487,745, respectively)	12,532,435	2,487,745
Total investment securities, at value (cost of $946,391,299 and $1,174,274,090, respectively)	1,066,610,649	1,488,085,673
Cash	1,160,378	—
Foreign currency holdings, at value (cost of $102,152 and $—, respectively)	102,128	—
Receivable for investments sold	6,024,798	1,702,050
Dividends and interest receivable	2,504,960	1,854,286
Securities lending receivable	62,534	1,968
	1,076,465,447	1,491,643,977

Liabilities
Payable for collateral received for securities on loan	12,532,435	2,487,745
Payable for investments purchased	967,250	2,515,577
Payable for capital shares redeemed	5,947,659	—
Accrued management fees	315,276	183,068
	19,762,620	5,186,390

Net Assets	$1,056,702,827	$1,486,457,587

Shares outstanding (unlimited number of shares authorized)	15,990,000	19,350,000

Net Asset Value Per Share	$66.09	$76.82

Net Assets Consist of:
Capital paid in	$941,159,721	$1,170,685,574
Distributable earnings	115,543,106	315,772,013
	$1,056,702,827	$1,486,457,587

See Notes to Financial Statements.

AUGUST 31, 2021
Avantis U.S. Small Cap Value ETF
Assets
Investment securities, at value (cost of $1,304,646,417) — including $15,165,926 of securities on loan	$1,574,059,569
Investment made with cash collateral received for securities on loan, at value (cost of $13,123,659)	13,123,659
Total investment securities, at value (cost of $1,317,770,076)	1,587,183,228
Receivable for capital shares sold	6,043,800
Dividends and interest receivable	1,465,940
Securities lending receivable	3,552
1,594,696,520

Liabilities
Payable for collateral received for securities on loan	13,123,659
Payable for investments purchased	11,108,715
Accrued management fees	321,010
24,553,384

Net Assets	$1,570,143,136

Shares outstanding (unlimited number of shares authorized)	20,800,000

Net Asset Value Per Share	$75.49

Net Assets Consist of:
Capital paid in	$1,305,740,027
Distributable earnings	264,403,109
$1,570,143,136

See Notes to Financial Statements.

Statements of Operations

YEAR ENDED AUGUST 31, 2021
	Avantis Emerging Markets Equity ETF	Avantis International Equity ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,031,372 and $1,642,168, respectively)	$15,104,729	$17,013,346
Securities lending, net	227,531	263,805
Interest	420	439
	15,332,680	17,277,590

Expenses:
Management fees	1,890,706	1,451,556
Other expenses	2,598	1,159
	1,893,304	1,452,715

Net investment income (loss)	13,439,376	15,824,875

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $36,187 and $—, respectively) (Note 4)	(3,187,750)	(957,075)
Futures contract transactions	48,353	—
Foreign currency translation transactions	(320,179)	(115,546)
	(3,459,576)	(1,072,621)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(3,182,430) and $—, respectively)	100,131,218	131,603,629
Translation of assets and liabilities in foreign currencies	11,027	(16,347)
	100,142,245	131,587,282

Net realized and unrealized gain (loss)	96,682,669	130,514,661

Net Increase (Decrease) in Net Assets Resulting from Operations	$110,122,045	$146,339,536

See Notes to Financial Statements.

YEAR ENDED AUGUST 31, 2021
	Avantis International Small Cap Value ETF	Avantis U.S. Equity ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,431,156 and $2,311, respectively)	$15,495,150	$13,232,521
Securities lending, net	349,475	25,260
Interest	381	181
	15,845,006	13,257,962

Expenses:
Management fees	2,087,838	1,316,876
Other expenses	2,216	107
	2,090,054	1,316,983

Net investment income (loss)	13,754,952	11,940,979

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (Note 4)	30,308,321	7,906,935
Futures contract transactions	41,937	—
Foreign currency translation transactions	32,245	—
	30,382,503	7,906,935

Change in net unrealized appreciation (depreciation) on:
Investments	104,176,243	243,650,591
Translation of assets and liabilities in foreign currencies	(9,988)	—
	104,166,255	243,650,591

Net realized and unrealized gain (loss)	134,548,758	251,557,526

Net Increase (Decrease) in Net Assets Resulting from Operations	$148,303,710	$263,498,505

See Notes to Financial Statements.

YEAR ENDED AUGUST 31, 2021
Avantis U.S. Small Cap Value ETF
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $21,826)	$17,083,897
Securities lending, net	92,091
Interest	234
17,176,222

Expenses:
Management fees	2,181,290
Other expenses	30
2,181,320

Net investment income (loss)	14,994,902

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions (Note 4)	88,689,568
Change in net unrealized appreciation (depreciation) on investments	222,948,763

Net realized and unrealized gain (loss)	311,638,331

Net Increase (Decrease) in Net Assets Resulting from Operations	$326,633,233

See Notes to Financial Statements.

Statements of Changes in Net Assets

YEAR ENDED AUGUST 31, 2021 AND PERIOD ENDED AUGUST 31, 2020
	Avantis Emerging Markets Equity ETF		Avantis International Equity ETF
Increase (Decrease) in Net Assets	August 31, 2021	August 31, 2020(1)	August 31, 2021	August 31, 2020(2)
Operations
Net investment income (loss)	$13,439,376	$3,773,523	$15,824,875	$4,235,713
Net realized gain (loss)	(3,459,576)	(1,716,996)	(1,072,621)	(1,137,603)
Change in net unrealized appreciation (depreciation)	100,142,245	29,119,192	131,587,282	46,069,818
Net increase (decrease) in net assets resulting from operations	110,122,045	31,175,719	146,339,536	49,167,928

Distributions to Shareholders
From earnings	(9,558,420)	(1,873,420)	(14,039,130)	(2,697,051)

Capital Share Transactions
Proceeds from shares sold	521,084,968	216,108,720	529,082,577	294,837,715
Payments for shares redeemed	(2,598,710)	—	(5,592,990)	—
Other capital	330,894	34,719	409,617	35,503
Net increase (decrease) in net assets from capital share transactions	518,817,152	216,143,439	523,899,204	294,873,218

Net increase (decrease) in net assets	619,380,777	245,445,738	656,199,610	341,344,095

Net Assets
Beginning of period	245,445,738	—	341,344,095	—
End of period	$864,826,515	$245,445,738	$997,543,705	$341,344,095

Transactions in Shares of the Funds
Sold	8,300,000	4,700,000	8,800,000	6,800,000
Redeemed	(50,000)	—	(100,000)	—
Net increase (decrease) in shares of the funds	8,250,000	4,700,000	8,700,000	—
(1)September 17, 2019 (fund inception) through August 31, 2020.
(2)September 24, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

YEAR ENDED AUGUST 31, 2021 AND PERIOD ENDED AUGUST 31, 2020
	Avantis International Small Cap Value ETF		Avantis U.S. Equity ETF
Increase (Decrease) in Net Assets	August 31, 2021	August 31, 2020(1)	August 31, 2021	August 31, 2020(1)
Operations
Net investment income (loss)	$13,754,952	$1,786,182	$11,940,979	$3,862,339
Net realized gain (loss)	30,382,503	(1,179,477)	7,906,935	239,819
Change in net unrealized appreciation (depreciation)	104,166,255	16,051,402	243,650,591	70,160,992
Net increase (decrease) in net assets resulting from operations	148,303,710	16,658,107	263,498,505	74,263,150

Distributions to Shareholders
From earnings	(12,987,087)	(1,180,237)	(9,363,483)	(2,641,471)

Capital Share Transactions
Proceeds from shares sold	737,021,098	259,283,555	819,649,560	367,410,828
Payments for shares redeemed	(90,624,702)	—	(23,425,992)	(2,933,510)
Other capital	165,125	63,258	—	—
Net increase (decrease) in net assets from capital share transactions	646,561,521	259,346,813	796,223,568	364,477,318

Net increase (decrease) in net assets	781,878,144	274,824,683	1,050,358,590	436,098,997

Net Assets
Beginning of period	274,824,683	—	436,098,997	—
End of period	$1,056,702,827	$274,824,683	$1,486,457,587	$436,098,997

Transactions in Shares of the Funds
Sold	11,760,000	5,700,000	11,940,000	7,830,000
Redeemed	(1,470,000)	—	(360,000)	(60,000)
Net increase (decrease) in shares of the funds	10,290,000	5,700,000	11,580,000	7,770,000
(1)September 24, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

YEAR ENDED AUGUST 31, 2021 AND PERIOD ENDED AUGUST 31, 2020
	Avantis U.S. Small Cap Value ETF
Increase (Decrease) in Net Assets	August 31, 2021	August 31, 2020(1)
Operations
Net investment income (loss)	$14,994,902	$2,375,586
Net realized gain (loss)	88,689,568	(3,749,254)
Change in net unrealized appreciation (depreciation)	222,948,763	46,464,389
Net increase (decrease) in net assets resulting from operations	326,633,233	45,090,721

Distributions to Shareholders
From earnings	(10,315,324)	(1,392,826)

Capital Share Transactions
Proceeds from shares sold	1,112,455,368	311,600,590
Payments for shares redeemed	(213,928,626)	—
Net increase (decrease) in net assets from capital share transactions	898,526,742	311,600,590

Net increase (decrease) in net assets	1,214,844,651	355,298,485

Net Assets
Beginning of period	355,298,485	—
End of period	$1,570,143,136	$355,298,485

Transactions in Shares of the Funds
Sold	16,280,000	7,900,000
Redeemed	(3,380,000)	—
Net increase (decrease) in shares of the funds	12,900,000	7,900,000
(1)September 24, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

Notes to Financial Statements

AUGUST 31, 2021

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis Emerging Markets Equity ETF, Avantis International Equity ETF, Avantis International Small Cap Value ETF, Avantis U.S. Equity ETF and Avantis U.S. Small Cap Value ETF (collectively, the funds) are five funds in a series issued by the trust. Each of the funds’ investment objective is to seek long-term capital appreciation. Shares of the funds are listed for trading on the NYSE Arca, Inc. Avantis Emerging Markets Equity ETF incepted on September 17, 2019. Avantis International Equity ETF, Avantis International Small Cap Value ETF, Avantis U.S. Equity ETF and Avantis U.S. Small Cap Value ETF incepted on September 24, 2019.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the funds determine that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the funds may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the funds to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The funds monitor for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The funds also monitor for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The funds may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the funds segregate assets on their books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the funds designate a sufficient amount of liquid assets, marked-to-market daily. The funds may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly for Avantis U.S. Equity ETF and Avantis U.S. Small Cap Value ETF, and semiannually for Avantis Emerging Markets Equity ETF, Avantis International Equity ETF and Avantis International Small Cap Value ETF. Distributions from net realized gains, if any, are generally declared and paid annually for all funds. Each fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2021.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Avantis Emerging Markets Equity ETF
Common Stocks	$9,475,077	—	—	—	$9,475,077
Gross amount of recognized liabilities for securities lending transactions					$9,475,077

Avantis International Equity ETF
Common Stocks	$12,320,032	—	—	—	$12,320,032
Rights	2,094	—	—	—	2,094
Warrants	1,734	—	—	—	1,734
Total Borrowings	$12,323,860	—	—	—	$12,323,860
Gross amount of recognized liabilities for securities lending transactions					$12,323,860

Avantis International Small Cap Value ETF
Common Stocks	$12,488,749	—	—	—	$12,488,749
Warrants	43,686	—	—	—	43,686
Total Borrowings	$12,532,435	—	—	—	$12,532,435
Gross amount of recognized liabilities for securities lending transactions					$12,532,435

Avantis U.S. Equity ETF
Common Stocks	$2,487,745	—	—	—	$2,487,745
Gross amount of recognized liabilities for securities lending transactions					$2,487,745

Avantis U.S. Small Cap Value ETF
Common Stocks	$13,123,659	—	—	—	$13,123,659
Gross amount of recognized liabilities for securities lending transactions					$13,123,659
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, the percentage of the shares of each fund as follows:

Avantis Emerging Markets Equity ETF	6%
Avantis International Equity ETF	7%
Avantis U.S. Equity ETF	10%

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

The annual management fee for each fund is as follows:

Annual Management Fee
Avantis Emerging Markets Equity ETF	0.33%
Avantis International Equity ETF	0.23%
Avantis International Small Cap Value ETF	0.36%
Avantis U.S. Equity ETF	0.15%
Avantis U.S. Small Cap Value ETF	0.25%

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2021 were as follows:

	Avantis Emerging Markets Equity ETF	Avantis International Equity ETF	Avantis International Small Cap Value ETF	Avantis U.S. Equity ETF	Avantis U.S. Small Cap Value ETF
Purchases	$432,532,428	$450,381,551	$325,867,656	$74,851,976	$344,968,104
Sales	$30,207,794	$46,374,446	$119,983,972	$35,378,645	$193,329,244

Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2021 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Avantis Emerging Markets Equity ETF	$121,536,802	$2,557,006	$1,338,959
Avantis International Equity ETF	$127,823,013	$5,455,974	$2,592,692
Avantis International Small Cap Value ETF	$533,198,641	$89,148,160	$36,094,686
Avantis U.S. Equity ETF	$778,526,843	$18,785,614	$9,019,404
Avantis U.S. Small Cap Value ETF	$958,234,070	$201,627,811	$93,948,314
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

6. Fair Value Measurements

The funds’ investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds’ portfolio holdings.
Avantis Emerging Markets Equity ETF

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$24,284,385	$25,354,373	—
Chile	1,181,539	3,806,468	—
China	62,675,989	201,623,796	—
Colombia	603,690	1,002,306	—
India	12,851,655	102,786,077	—
Indonesia	1,128,907	11,403,719	—
Mexico	6,585,880	12,378,334	—
Peru	1,634,681	—	—
Philippines	235,450	6,267,838	—
Russia	849,096	22,357,810	—
South Africa	4,690,543	31,395,350	—
South Korea	9,758,707	116,364,177	—
Taiwan	30,681,235	117,863,508	—
Turkey	225,543	4,399,174	—
Other Countries	—	51,324,692	—
Rights	—	50,127	—
Warrants	—	3,253	—
Corporate Bonds	—	1,674	—
Temporary Cash Investments	799,705	—	—
Temporary Cash Investments - Securities Lending Collateral	9,475,077	—	—
	$167,662,082	$708,382,676	—

Avantis International Equity ETF

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$7,015,997	$58,018,838	—
Belgium	1,603,140	7,584,498	—
Canada	132,447	96,831,041	—
Denmark	8,141,905	15,646,518	—
Finland	996,089	9,912,478	—
France	12,770,164	78,964,438	—
Germany	4,478,693	73,739,978	—
Hong Kong	428,125	25,650,779	—
Israel	1,900,347	6,477,553	—
Italy	1,150,031	21,780,849	—
Japan	17,862,868	192,147,166	—
Netherlands	16,965,243	23,789,379	—
Norway	791,191	7,325,893	—
Singapore	1,265,993	8,908,196	—
Spain	5,265,317	15,628,259	—
Sweden	1,626,323	38,076,394	—
Switzerland	11,987,480	72,202,544	—
United Kingdom	48,904,732	84,188,847	—
Other Countries	—	14,235,606	—
Warrants	—	9,781	—
Rights	—	2,771	—
Temporary Cash Investments - Securities Lending Collateral	12,323,860	—	—
	$155,609,945	$851,121,806	—

Avantis International Small Cap Value ETF

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$11,248,980	$1,042,729,370	—
Warrants	—	93,622	—
Rights	—	6,242	—
Temporary Cash Investments - Securities Lending Collateral	12,532,435	—	—
	$23,781,415	$1,042,829,234	—

Avantis U.S. Equity ETF

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,484,193,739	—	—
Temporary Cash Investments	1,404,189	—	—
Temporary Cash Investments - Securities Lending Collateral	2,487,745	—	—
	$1,488,085,673	—	—

Avantis U.S. Small Cap Value ETF

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,567,369,155	—	—
Temporary Cash Investments	6,690,414	—	—
Temporary Cash Investments - Securities Lending Collateral	13,123,659	—	—
	$1,587,183,228	—	—

7. Derivative Instruments

Equity Price Risk — The funds are subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the funds participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the funds did not have any derivative instruments disclosed on the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund / Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Avantis Emerging Markets Equity ETF
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$48,353	Change in net unrealized appreciation (depreciation) on futures contracts	—

Avantis International Small Cap Value ETF
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$41,937	Change in net unrealized appreciation (depreciation) on futures contracts	—

8. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

Avantis International Small Cap Value ETF and Avantis U.S. Small Cap Value ETF invest in common stocks of small companies. Because of this, the funds may be subject to greater risk and market fluctuations than funds investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2021 and period ended August 31, 2020 were as follows:

	2021		2020
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Avantis Emerging Markets Equity ETF	$9,558,420	—	$ 1,873,420(1)	—
Avantis International Equity ETF	$14,039,130	—	$ 2,697,051(2)	—
Avantis International Small Cap Value ETF	$12,987,087	—	$ 1,180,237(2)	—
Avantis U.S. Equity ETF	$9,363,483	—	$ 2,641,471(2)	—
Avantis U.S. Small Cap Value ETF	$10,315,324	—	$ 1,392,826(2)	—
(1)September 17, 2019 (fund inception) through August 31, 2020.
(2)September 24, 2019 (fund inception) through August 31, 2020.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to in kind transactions, were as follows:

	Avantis Emerging Markets Equity ETF	Avantis International Equity ETF	Avantis International Small Cap Value ETF	Avantis U.S. Equity ETF	Avantis U.S. Small Cap Value ETF
Capital paid in	$1,145,744	$1,009,223	$35,251,387	$9,151,317	$95,612,695
Distributable earnings	$(1,145,744)	$(1,009,223)	$(35,251,387)	$(9,151,317)	$(95,612,695)

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Avantis Emerging Markets Equity ETF	Avantis International Equity ETF	Avantis International Small Cap Value ETF	Avantis U.S. Equity ETF	Avantis U.S. Small Cap Value ETF
Federal tax cost of investments	$746,629,827	$831,310,142	$952,064,175	$1,174,163,520	$1,317,742,583
Gross tax appreciation of investments	$170,190,287	$185,354,444	$143,966,251	$322,454,311	$286,155,058
Gross tax depreciation of investments	(40,775,356)	(9,932,835)	(29,419,777)	(8,532,158)	(16,714,413)
Net tax appreciation (depreciation) of investments	129,414,931	175,421,609	114,546,474	313,922,153	269,440,645
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(3,338,845)	6,487	(251)	—	—
Net tax appreciation (depreciation)	$126,076,086	$175,428,096	$114,546,223	$313,922,153	$269,440,645
Undistributed ordinary income	$8,816,908	$6,483,654	$7,528,757	$3,525,106	$3,906,880
Accumulated short-term capital losses	$(5,131,240)	$(3,053,566)	$(6,421,355)	$(1,343,095)	$(8,944,416)
Accumulated long-term capital losses	$(1,041,261)	$(1,096,124)	$(110,519)	$(332,151)	—

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies, return of capital dividends received and tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Emerging Markets Equity ETF
2021	$52.22	1.51	14.10	15.61	(1.09)	0.04	$66.78	30.08%	0.33%	2.34%	5%	$864,827
2020(4)	$50.00	1.35	1.40	2.75	(0.54)	0.01	$52.22	5.57%	0.33%(5)	2.95%(5)	8%	$245,446

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 17, 2019 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis International Equity ETF
2021	$50.20	1.50	13.86	15.36	(1.24)	0.04	$64.36	30.86%	0.23%	2.51%	7%	$997,544
2020(4)	$50.00	1.12	(0.38)	0.74	(0.55)	0.01	$50.20	1.52%	0.23%(5)	2.57%(5)	8%	$341,344

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 24, 2019 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis International Small Cap Value ETF
2021	$48.21	1.45	17.69	19.14	(1.28)	0.02	$66.09	39.98%	0.36%	2.37%	21%	$1,056,703
2020(4)	$50.00	0.93	(2.25)	(1.32)	(0.50)	0.03	$48.21	(2.58)%	0.36%(5)	2.20%(5)	32%	$274,825

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 24, 2019 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis U.S. Equity ETF
2021	$56.13	0.93	20.54	21.47	(0.78)	$76.82	38.56%	0.15%	1.36%	4%	$1,486,458
2020(4)	$50.00	0.82	5.84	6.66	(0.53)	$56.13	13.50%	0.15%(5)	1.76%(5)	3%	$436,099

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 24, 2019 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis U.S. Small Cap Value ETF
2021	$44.97	1.16	30.24	31.40	(0.88)	$75.49	70.34%	0.25%	1.72%	22%	$1,570,143
2020(4)	$50.00	0.72	(5.30)	(4.58)	(0.45)	$44.97	(9.09)%	0.25%(5)	1.87%(5)	20%	$355,298

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)September 24, 2019 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Avantis® Emerging Markets Equity ETF, Avantis® International Equity ETF, Avantis® International Small Cap Value ETF, Avantis® U.S. Equity ETF, and Avantis® U.S. Small Cap Value ETF (the “Funds”), five of the funds constituting the American Century ETF Trust, as of August 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended August 31, 2021, and the period from September 24, 2019 (fund inception) through August 31, 2020 (as to Avantis® Emerging Markets Equity ETF, for the year ended August 31, 2021, and the period from September 17, 2019 (fund inception) through August 31, 2020); and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting American Century ETF Trust as of August 31, 2021, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the year ended August 31, 2021, and the period from September 24, 2019 (fund inception) through August 31, 2020 (as to Avantis® Emerging Markets Equity ETF, for the year ended August 31, 2021, and the period from September 17, 2019 (fund inception) through August 31, 2020), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 18, 2021

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	31	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	69	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	31	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	103	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang and Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management,The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

Approval of Management Agreement

At a meeting held on June 3, 2021, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and the services provided to each Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to each Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to each Fund and its shareholders on a routine and non-routine basis;
•the investment performance of each Fund, including data comparing each Fund's performance to appropriate benchmarks and/or a peer group of other funds with similar investment objectives and strategies;
•the cost of owning each Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Funds’ service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to each Fund, the profitability of each Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor;
•possible economies of scale associated with the Advisor’s management of each Fund; and
•possible collateral benefits to the Advisor from the management of the Funds.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The performance for Avantis U.S. Small Cap Value ETF was above its benchmark for the one-year and since inception periods reviewed by the Board. The performance for Avantis International Equity ETF was at its benchmark for the since inception period and below its benchmark for the one-year period reviewed by the Board. The performance for Avantis Emerging Markets Equity ETF, Avantis International Small Cap Value ETF, and Avantis U.S. Equity ETF was below each Fund's respective benchmark for the one-year and since inception periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Funds to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of Avantis International Equity ETF and Avantis International Small Cap Value ETF was below the median of the total expense ratios of their respective peer expense universe and was within the range of their respective peer expense group. The unified fee charged to shareholders of Avantis Emerging Markets Equity ETF and Avantis U.S. Equity ETF was below the median of the total expense ratios of their respective peer expense universe and was the lowest of their respective peer expense group. The unified fee charged to shareholders of Avantis U.S. Small Cap Value ETF was the lowest of the total expense ratios of its peer expense universe and was the lowest of its peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Funds and the Advisor should be renewed.

Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Funds' investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2021.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2021 as qualified for the corporate dividends received deduction.

Avantis Emerging Markets Equity ETF	Avantis International Equity ETF	Avantis International Small Cap Value ETF	Avantis U.S. Equity ETF	Avantis U.S. Small Cap Value ETF
$41,170	$18,311	$104,804	$9,492,460	$11,782,885

For the fiscal year ended August 31, 2021, the funds intend to pass through to shareholders the following foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign Tax Credit		Foreign Source Income
	Amount	Per Outstanding Share	Amount	Per Outstanding Share
Avantis Emerging Markets Equity ETF	$1,943,980	$0.1501	$17,094,931	$1.3201
Avantis International Equity ETF	$1,307,049	$0.0843	$18,637,202	$1.2024
Avantis International Small Cap Value ETF	$1,211,034	$0.0757	$16,821,502	$1.0520
Avantis U.S. Equity ETF	—	—	—	—
Avantis U.S. Small Cap Value ETF	—	—	—	—

The funds utilized the following earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction (tax equalization).

Avantis Emerging Markets Equity ETF	Avantis International Equity ETF	Avantis International Small Cap Value ETF	Avantis U.S. Equity ETF	Avantis U.S. Small Cap Value ETF
—	—	$1,625,606	$128,977	$1,467,561

Notes

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96954 2110

Annual Report

August 31, 2021

Avantis® Core Fixed Income ETF (AVIG)
Avantis® Core Municipal Fixed Income ETF (AVMU)
Avantis® Short-Term Fixed Income ETF (AVSF)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Bond Returns Were Mixed

While high-quality securities struggled, credit-sensitive bonds generally advanced against a backdrop of economic and earnings gains and ongoing central bank and federal government support. These influences helped sustain investor confidence despite ongoing challenges from COVID-19 and the inconsistent lifting of virus-related restrictions.

In general, data on U.S. manufacturing, employment, housing and corporate earnings remained upbeat. Additionally, COVID-19 vaccine availability also helped promote investor optimism.

The benchmark 10-year U.S. Treasury yield spiked to a period high 1.75% in late March. However, beginning in April, longer-maturity yields headed lower—a trend that generally continued through the end of the period despite a sharp uptick in inflation. The emergence of COVID-19’s delta variant prompted a reassessment of rosy growth outlooks, sending Treasury yields lower. In addition, slightly hawkish language from the Federal Reserve (Fed) contributed to growth concerns.

The annual U.S. headline inflation rate soared to a 13-year high, but the Fed insisted temporary supply chain disruptions and other transient factors were at play. The Fed left interest rates unchanged but hinted it may start hiking rates in 2023, sooner than its previous timetable of 2024.

Overall, Treasury yields ended the period higher. Treasury returns generally declined, dragging down the broad U.S. investment-grade bond market. However, credit-sensitive securities, including corporate bonds and municipal securities, delivered gains.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to the spread of the delta variant. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization, and fiscal and monetary policy likely will sway market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors

2

Performance

Avantis Core Fixed Income ETF (AVIG)
Total Returns as of August 31, 2021
	Since Inception	Inception Date
Net Asset Value	0.15%	10/13/2020
Market Price	0.24%	10/13/2020
Bloomberg Barclays U.S. Aggregate Bond Index	-0.09%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made October 13, 2020

Value on August 31, 2021
Net Asset Value — $10,015

Bloomberg Barclays U.S. Aggregate Bond Index — $9,991

Total Annual Fund Operating Expenses
0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Hozef Arif, Mitchell Handa and Daniel Ong

Fund Strategy

Avantis Core Fixed Income ETF seeks to maximize total returns by investing primarily in investment-grade debt obligations across sectors, maturities and issuers.

In seeking securities with high expected returns, the portfolio managers use an analytical framework, which includes an assessment of securities’ expected income and capital appreciation. The portfolio managers categorize securities within the fund’s investment universe into component groups based on factors such as industry sector, credit rating, duration, country and currency. The portfolio managers then calculate the expected return implied by the yield curve of each component group. At the same time, they consider valuation metrics, such as yield, duration and option adjusted spreads. Finally, the portfolio managers adjust the weightings for each component group, with the goal of building a portfolio with enhanced expected return.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the period from the fund’s inception on October 13, 2020, through August 31, 2021, Avantis Core Fixed Income ETF returned 0.24%* on a market price basis. On a net asset value (NAV) basis, the fund returned 0.15%. NAV and market price returns reflect fees and operating expenses, while the index return does not.

For the same time period, the fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, which returned -0.09%. The index is an unmanaged index generally representative of the performance of the broad U.S. taxable investment-grade bond market.

The fund’s outperformance versus the index was largely due to the fund’s overweight to corporate bonds. These securities generally outperformed the broad bond market during the period. In addition, the fund’s overweight position versus the index in the five- to 10-year portion of the yield curve aided results. This positioning helped offset the negative effects of underweighting the longer end of the yield curve.

*Total returns for periods less than one year are not annualized.
4

Fund Characteristics

AUGUST 31, 2021

Avantis Core Fixed Income ETF
Types of Investments in Portfolio	% of net assets
Corporate Bonds	62.3%
U.S. Treasury Securities	30.3%
U.S. Government Agency Mortgage-Backed Securities	20.0%
U.S. Government Agency Securities	2.1%
Sovereign Governments and Agencies	0.1%
Temporary Cash Investments	4.4%
Other Assets and Liabilities	(19.2)%

5

Performance

Avantis Core Municipal Fixed Income ETF (AVMU)
Total Returns as of August 31, 2021
	Since Inception	Inception Date
Net Asset Value	0.93%	12/8/2020
Market Price	0.99%	12/8/2020
S&P National AMT-Free Municipal Bond Index	1.85%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made December 8, 2020

Value on August 31, 2021
Net Asset Value — $10,093

S&P National AMT-Free Municipal Bond Index — $10,185

Total Annual Fund Operating Expenses
0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
6

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Hozef Arif, Mitchell Handa and Daniel Ong

Fund Strategy

Avantis Core Municipal Fixed Income ETF seeks to generate current income exempt from federal income tax by investing primarily in municipal securities.

In seeking securities with high expected returns, the portfolio managers use an analytical framework, which includes an assessment of securities’ expected income and capital appreciation. The portfolio managers categorize securities within the fund’s investment universe into component groups based on factors such as industry sector, credit rating, duration, country and currency. The portfolio managers then calculate the expected return implied by the yield curve of each component group. At the same time, they consider valuation metrics, such as yield, duration and option adjusted spreads. Finally, the portfolio managers adjust the weightings for each component group, with the goal of building a portfolio with enhanced expected return.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the period from the fund’s inception on December 8, 2020, through August 31, 2021, Avantis Core Municipal Fixed Income ETF returned 0.99%* on a market price basis. On a net asset value (NAV) basis, the fund returned 0.93%. NAV and market price returns reflect fees and operating expenses, while the index return does not.

For the same time period, the fund underperformed the S&P National AMT-Free Municipal Bond Index, which returned 1.85%. The index is a broad, comprehensive, market value-weighted index designed to measure the performance of the investment-grade tax-exempt U.S. municipal bond market.

Most of the fund’s underperformance versus the index occurred early in the period, when the fund’s quality composition was notably higher than that of the index. Specifically, the fund’s underweight position versus the index in securities with BBB credit ratings detracted from results. Additionally, the fund’s underweight position to longer-maturity municipal bonds detracted from results.

*Total returns for periods less than one year are not annualized.
7

Fund Characteristics

AUGUST 31, 2021

Avantis Core Municipal Fixed Income ETF
Types of Investments in Portfolio	% of net assets
Municipal Securities	99.2%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	0.7%

Top Five States and Territories	% of net assets
California	16.4%
New York	12.1%
Texas	7.4%
Florida	5.0%
New Jersey	4.9%

Top Five Sectors	% of fund investments
Special Tax	23%
General Obligation (GO) - Local	15%
General Obligation (GO) - State	14%
Public Power	8%
Toll Facilities	7%

8

Performance

Avantis Short-Term Fixed Income ETF (AVSF)
Total Returns as of August 31, 2021
	Since Inception	Inception Date
Net Asset Value	0.33%	10/13/2020
Market Price	0.41%	10/13/2020
Bloomberg Barclays U.S. Aggregate Government/Credit 1-5 Year Index	0.31%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the NYSE Arca, Inc.

Growth of $10,000 Over Life of Fund
$10,000 investment made October 13, 2020

Value on August 31, 2021
Net Asset Value — $10,033

Bloomberg Barclays U.S. Aggregate Government/Credit 1-5 Year Index — $10,031

Total Annual Fund Operating Expenses
0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
9

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Hozef Arif, Mitchell Handa and Daniel Ong

Fund Strategy

Avantis Short-Term Fixed Income ETF seeks to maximize total returns by investing primarily in shorter-maturity investment-grade debt obligations across sectors, maturities and issuers.

In seeking securities with high expected returns, the portfolio managers use an analytical framework, which includes an assessment of securities’ expected income and capital appreciation. The portfolio managers categorize securities within the fund’s investment universe into component groups based on factors such as industry sector, credit rating, duration, country and currency. The portfolio managers then calculate the expected return implied by the yield curve of each component group. At the same time, they consider valuation metrics, such as yield, duration and option adjusted spreads. Finally, the portfolio managers adjust the weightings for each component group, with the goal of building a portfolio with enhanced expected return.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the period from the fund’s inception on October 13, 2020, through August 31, 2021, Avantis Short-Term Fixed Income ETF returned 0.41%* on a market price basis. On a net asset value (NAV) basis, the fund returned 0.33%. NAV and market price returns reflect fees and operating expenses, while the index return does not.

For the same time period, the fund outperformed the Bloomberg Barclays U.S. Aggregate Government/Credit 1-5 Year Index, which returned 0.31%. The index is an unmanaged index generally representative of the performance of U.S. Treasury, government agency and corporate bonds with maturities between one and five years.

The fund’s outperformance versus the index was largely due to the fund’s overweight position versus the index in corporate bonds, which generally outperformed for the period. In addition, an underweight position to U.S. Treasury securities, which underperformed for the period, aided the fund’s relative results.

*Total returns for periods less than one year are not annualized.

10

Fund Characteristics

AUGUST 31, 2021

Avantis Short-Term Fixed Income ETF
Types of Investments in Portfolio	% of net assets
Corporate Bonds	54.4%
U.S. Treasury Securities and Equivalents	39.8%
U.S. Government Agency Securities	4.8%
Sovereign Governments and Agencies	0.2%
Other Assets and Liabilities	0.8%

11

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2021 to August 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Expenses Paid During Period(1) 3/1/21 - 8/31/21	Annualized Expense Ratio(1)
Avantis Core Fixed Income ETF
Actual	$1,000	$1,017.00	$0.76	0.15%
Hypothetical	$1,000	$1,024.45	$0.77	0.15%
Avantis Core Municipal Fixed Income ETF
Actual	$1,000	$1,022.10	$0.76	0.15%
Hypothetical	$1,000	$1,024.45	$0.77	0.15%
Avantis Short-Term Fixed Income ETF
Actual	$1,000	$1,003.40	$0.76	0.15%
Hypothetical	$1,000	$1,024.45	$0.77	0.15%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
12

Schedules of Investments

AUGUST 31, 2021

Avantis Core Fixed Income ETF
	Principal Amount	Value
CORPORATE BONDS — 62.3%
Aerospace and Defense — 2.2%
Boeing Co. (The), 2.80%, 3/1/27	$25,000	$26,068
Boeing Co. (The), 2.95%, 2/1/30	150,000	154,319
Boeing Co. (The), 5.15%, 5/1/30	125,000	148,025
General Dynamics Corp., 3.625%, 4/1/30	207,000	235,844
Huntington Ingalls Industries, Inc., 3.48%, 12/1/27	100,000	108,972
Lockheed Martin Corp., 3.55%, 1/15/26	260,000	287,632
Northrop Grumman Corp., 3.25%, 1/15/28	70,000	76,550
Precision Castparts Corp., 3.25%, 6/15/25	170,000	184,588
Raytheon Technologies Corp., 3.50%, 3/15/27	50,000	55,301
Textron, Inc., 4.00%, 3/15/26	50,000	55,701
Textron, Inc., 2.45%, 3/15/31	170,000	172,732
		1,505,732
Airlines — 0.3%
Southwest Airlines Co., 5.125%, 6/15/27	102,000	119,337
Southwest Airlines Co., 2.625%, 2/10/30	61,000	62,224
		181,561
Auto Components — 0.3%
BorgWarner, Inc., 2.65%, 7/1/27	180,000	191,487
Automobiles — 1.4%
American Honda Finance Corp., MTN, 1.00%, 9/10/25	100,000	100,243
American Honda Finance Corp., MTN, 2.35%, 1/8/27	330,000	347,966
General Motors Co., 4.20%, 10/1/27	150,000	168,087
General Motors Financial Co., Inc., 5.10%, 1/17/24	44,000	48,178
Toyota Motor Credit Corp., MTN, 2.15%, 2/13/30	50,000	51,654
Toyota Motor Credit Corp., MTN, 3.375%, 4/1/30	150,000	168,878
Toyota Motor Credit Corp., MTN, 1.65%, 1/10/31	63,000	62,577
		947,583
Banks — 6.1%
African Development Bank, 0.75%, 4/3/23	110,000	110,976
Asian Development Bank, MTN, 0.375%, 9/3/25	100,000	98,904
Asian Development Bank, MTN, 2.375%, 8/10/27	40,000	43,199
Asian Infrastructure Investment Bank (The), 0.25%, 9/29/23	150,000	149,846
Asian Infrastructure Investment Bank (The), 0.50%, 5/28/25	125,000	124,511
Bank of Montreal, MTN, 3.30%, 2/5/24	70,000	74,670
Bank of Nova Scotia (The), 3.40%, 2/11/24	163,000	173,979
Citizens Financial Group, Inc., 2.50%, 2/6/30	200,000	206,264
Council Of Europe Development Bank, 0.25%, 10/20/23	25,000	24,970
Council Of Europe Development Bank, 2.50%, 2/27/24	20,000	21,065
European Bank for Reconstruction & Development, MTN, 2.125%, 3/7/22	25,000	25,259
European Investment Bank, 0.625%, 7/25/25	120,000	120,063
European Investment Bank, 4.875%, 2/15/36	30,000	42,135
European Investment Bank, MTN, 3.125%, 12/14/23	100,000	106,470
Fifth Third Bancorp, 3.65%, 1/25/24	235,000	251,575
Inter-American Development Bank, 3.00%, 10/4/23	100,000	105,672
13

Avantis Core Fixed Income ETF
	Principal Amount	Value
Inter-American Development Bank, 2.00%, 7/23/26	$200,000	$211,218
Inter-American Development Bank, 2.375%, 7/7/27	255,000	275,323
Inter-American Development Bank, MTN, 1.125%, 1/13/31	100,000	98,286
International Bank for Reconstruction & Development, 1.75%, 4/19/23	50,000	51,265
International Bank for Reconstruction & Development, 0.75%, 11/24/27	125,000	122,973
International Bank for Reconstruction & Development, 0.875%, 5/14/30	105,000	101,675
International Finance Corp., MTN, 2.875%, 7/31/23	50,000	52,551
Kreditanstalt fuer Wiederaufbau, 2.125%, 6/15/22	50,000	50,812
Kreditanstalt fuer Wiederaufbau, 2.00%, 5/2/25	50,000	52,577
Landwirtschaftliche Rentenbank, 2.00%, 1/13/25	165,000	172,999
Oesterreichische Kontrollbank AG, MTN, 2.875%, 3/13/23	75,000	78,105
PNC Financial Services Group, Inc. (The), 3.15%, 5/19/27	175,000	192,511
Santander Holdings USA, Inc., 3.45%, 6/2/25	110,000	118,145
Santander Holdings USA, Inc., 4.40%, 7/13/27	160,000	180,762
Sumitomo Mitsui Financial Group, Inc., 3.94%, 10/16/23	50,000	53,704
Toronto-Dominion Bank (The), MTN, 0.75%, 1/6/26	150,000	148,655
US Bancorp, MTN, 3.95%, 11/17/25	160,000	180,220
US Bancorp, MTN, 1.375%, 7/22/30	50,000	48,453
Wells Fargo & Co., MTN, 3.55%, 9/29/25	185,000	203,051
Westpac Banking Corp., 3.40%, 1/25/28	165,000	185,212
		4,258,055
Beverages — 2.2%
Anheuser-Busch InBev Worldwide, Inc., 4.00%, 4/13/28	125,000	142,374
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39	75,000	126,342
Anheuser-Busch InBev Worldwide, Inc., 4.35%, 6/1/40	75,000	90,086
Coca-Cola Co. (The), 3.45%, 3/25/30	10,000	11,352
Coca-Cola Co. (The), 1.375%, 3/15/31	35,000	33,734
Keurig Dr Pepper, Inc., 2.55%, 9/15/26	60,000	63,828
Keurig Dr Pepper, Inc., 3.20%, 5/1/30	200,000	218,081
Molson Coors Beverage Co., 3.00%, 7/15/26	245,000	263,335
PepsiCo, Inc., 3.00%, 10/15/27	395,000	436,562
PepsiCo, Inc., 1.625%, 5/1/30	70,000	69,827
PepsiCo, Inc., 1.40%, 2/25/31	51,000	50,025
		1,505,546
Biotechnology — 0.5%
AbbVie, Inc., 3.20%, 11/21/29	50,000	54,690
AbbVie, Inc., 4.50%, 5/14/35	235,000	286,155
		340,845
Capital Markets — 2.6%
Ameriprise Financial, Inc., 2.875%, 9/15/26	225,000	242,621
BlackRock, Inc., 3.25%, 4/30/29	170,000	189,608
Brookfield Finance, Inc., 3.90%, 1/25/28	285,000	320,709
Charles Schwab Corp. (The), 3.20%, 3/2/27	50,000	54,929
Charles Schwab Corp. (The), 1.65%, 3/11/31	175,000	171,406
Franklin Resources, Inc., 1.60%, 10/30/30	344,000	332,920
Lazard Group LLC, 4.375%, 3/11/29	250,000	287,440
S&P Global, Inc., 2.95%, 1/22/27	75,000	81,297
TD Ameritrade Holding Corp., 2.75%, 10/1/29	116,000	123,789
		1,804,719
14

Avantis Core Fixed Income ETF
	Principal Amount	Value
Chemicals — 2.3%
Air Products and Chemicals, Inc., 1.50%, 10/15/25	$120,000	$123,130
Eastman Chemical Co., 3.80%, 3/15/25	200,000	218,058
EI du Pont de Nemours and Co., 2.30%, 7/15/30	150,000	155,233
Linde, Inc., 3.20%, 1/30/26	80,000	87,348
Mosaic Co. (The), 4.05%, 11/15/27	25,000	28,336
Mosaic Co. (The), 5.45%, 11/15/33	200,000	253,880
Nutrien Ltd., 2.95%, 5/13/30	150,000	160,132
PPG Industries, Inc., 1.20%, 3/15/26	200,000	200,289
RPM International, Inc., 4.55%, 3/1/29	156,000	180,717
Westlake Chemical Corp., 3.60%, 8/15/26	120,000	132,548
Westlake Chemical Corp., 3.375%, 6/15/30	50,000	54,442
		1,594,113
Commercial Services and Supplies — 0.1%
Waste Management, Inc., 1.15%, 3/15/28	50,000	48,747
Construction and Engineering — 0.3%
Quanta Services, Inc., 2.90%, 10/1/30	225,000	236,538
Consumer Finance — 0.5%
Synchrony Financial, 3.95%, 12/1/27	70,000	78,089
Synchrony Financial, 5.15%, 3/19/29	210,000	248,939
		327,028
Containers and Packaging — 0.2%
WRKCo, Inc., 4.90%, 3/15/29	100,000	120,033
Diversified Financial Services — 0.4%
Equitable Holdings, Inc., 4.35%, 4/20/28	100,000	114,941
National Rural Utilities Cooperative Finance Corp., 3.70%, 3/15/29	150,000	169,529
		284,470
Diversified Telecommunication Services — 1.1%
AT&T, Inc., 6.15%, 9/15/34	246,000	332,686
Telefonica Europe BV, 8.25%, 9/15/30	140,000	206,292
Verizon Communications, Inc., 5.25%, 3/16/37	165,000	218,930
		757,908
Electric Utilities — 4.3%
Berkshire Hathaway Energy Co., 4.05%, 4/15/25	120,000	132,664
Berkshire Hathaway Energy Co., 3.25%, 4/15/28	50,000	55,057
DTE Electric Co., 2.25%, 3/1/30	50,000	51,774
DTE Electric Co., Series C, 2.625%, 3/1/31	110,000	116,582
Duke Energy Carolinas LLC, Series A, 6.00%, 12/1/28	100,000	128,161
Duke Energy Ohio, Inc., 2.125%, 6/1/30	210,000	213,002
Entergy Arkansas LLC, 4.00%, 6/1/28	53,000	60,763
Entergy Louisiana LLC, 2.40%, 10/1/26	150,000	158,001
Entergy Louisiana LLC, 3.05%, 6/1/31	105,000	114,612
Florida Power & Light Co., 3.125%, 12/1/25	65,000	70,549
Florida Power & Light Co., 5.25%, 2/1/41	115,000	160,738
IPALCO Enterprises, Inc., 4.25%, 5/1/30	319,000	363,090
PacifiCorp, 2.70%, 9/15/30	90,000	95,540
PPL Electric Utilities Corp., 6.25%, 5/15/39	230,000	342,722
Public Service Electric and Gas Co., MTN, 3.00%, 5/15/27	160,000	174,341
Puget Energy, Inc., 4.10%, 6/15/30	235,000	263,842
Southwestern Electric Power Co., Series M, 4.10%, 9/15/28	100,000	114,142
Union Electric Co., 2.95%, 3/15/30	112,000	122,071
15

Avantis Core Fixed Income ETF
	Principal Amount	Value
Wisconsin Power and Light Co., 3.00%, 7/1/29	$215,000	$234,243
		2,971,894
Electronic Equipment, Instruments and Components — 1.3%
Flex Ltd., 3.75%, 2/1/26	50,000	54,611
Flex Ltd., 4.875%, 5/12/30	190,000	221,340
Jabil, Inc., 3.00%, 1/15/31	300,000	309,254
Trimble, Inc., 4.90%, 6/15/28	203,000	237,021
Tyco Electronics Group SA, 3.125%, 8/15/27	100,000	109,333
		931,559
Energy Equipment and Services — 0.6%
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/27	100,000	110,365
Schlumberger Investment SA, 2.65%, 6/26/30	309,000	324,778
		435,143
Entertainment — 0.1%
Walt Disney Co. (The), 2.00%, 9/1/29	70,000	71,400
Equity Real Estate Investment Trusts (REITs) — 5.0%
American Campus Communities Operating Partnership LP, 3.875%, 1/30/31	160,000	179,673
American Homes 4 Rent LP, 4.25%, 2/15/28	234,000	268,181
American Tower Corp., 3.60%, 1/15/28	210,000	231,367
AvalonBay Communities, Inc., MTN, 3.20%, 1/15/28	90,000	98,597
Boston Properties LP, 3.25%, 1/30/31	275,000	296,493
Brixmor Operating Partnership LP, 3.65%, 6/15/24	163,000	174,889
Brixmor Operating Partnership LP, 3.90%, 3/15/27	145,000	160,338
Camden Property Trust, 2.80%, 5/15/30	65,000	69,375
Corporate Office Properties LP, 2.25%, 3/15/26	269,000	277,645
Digital Realty Trust LP, 3.60%, 7/1/29	350,000	389,215
Highwoods Realty LP, 4.125%, 3/15/28	105,000	118,372
Highwoods Realty LP, 2.60%, 2/1/31	110,000	112,404
Prologis LP, 3.25%, 10/1/26	300,000	329,141
Public Storage, 1.85%, 5/1/28	100,000	102,298
Public Storage, 2.30%, 5/1/31	150,000	154,601
Realty Income Corp., 3.65%, 1/15/28	160,000	180,013
Ventas Realty LP, 3.00%, 1/15/30	20,000	21,113
Ventas Realty LP, 4.75%, 11/15/30	260,000	310,273
		3,473,988
Food and Staples Retailing — 0.5%
Walgreens Boots Alliance, Inc., 3.45%, 6/1/26	8,000	8,740
Walgreens Boots Alliance, Inc., 3.20%, 4/15/30	75,000	81,020
Walmart, Inc., 3.70%, 6/26/28	253,000	289,085
		378,845
Food Products — 1.6%
Archer-Daniels-Midland Co., 3.25%, 3/27/30	475,000	529,265
Bunge Ltd. Finance Corp., 3.25%, 8/15/26	120,000	130,080
Campbell Soup Co., 4.15%, 3/15/28	105,000	119,720
General Mills, Inc., 3.20%, 2/10/27	75,000	81,854
General Mills, Inc., 4.20%, 4/17/28	25,000	28,822
Ingredion, Inc., 2.90%, 6/1/30	175,000	185,108
		1,074,849
Gas Utilities — 0.3%
National Fuel Gas Co., 5.50%, 1/15/26	45,000	52,011
16

Avantis Core Fixed Income ETF
	Principal Amount	Value
Southern California Gas Co., 2.55%, 2/1/30	$174,000	$181,810
		233,821
Health Care Equipment and Supplies — 0.5%
Edwards Lifesciences Corp., 4.30%, 6/15/28	42,000	48,741
Zimmer Biomet Holdings, Inc., 3.55%, 3/20/30	270,000	298,967
		347,708
Health Care Providers and Services — 1.8%
Cigna Corp., 3.20%, 3/15/40	300,000	316,170
CVS Health Corp., 1.875%, 2/28/31	188,000	184,316
HCA, Inc., 4.50%, 2/15/27	25,000	28,350
HCA, Inc., 4.125%, 6/15/29	310,000	351,005
UnitedHealth Group, Inc., 3.45%, 1/15/27	340,000	377,811
		1,257,652
Hotels, Restaurants and Leisure — 0.5%
Expedia Group, Inc., 3.25%, 2/15/30	150,000	155,654
Hyatt Hotels Corp., 4.85%, 3/15/26	60,000	66,976
Starbucks Corp., 4.00%, 11/15/28	125,000	144,360
		366,990
Household Durables — 0.2%
Whirlpool Corp., 4.00%, 3/1/24	139,000	150,262
Industrial Conglomerates — 0.2%
3M Co., MTN, 5.70%, 3/15/37	30,000	42,072
Roper Technologies, Inc., 1.40%, 9/15/27	120,000	119,646
		161,718
Insurance — 0.9%
Brighthouse Financial, Inc., 3.70%, 6/22/27	162,000	177,830
Chubb INA Holdings, Inc., 1.375%, 9/15/30	210,000	201,603
MetLife, Inc., 3.60%, 11/13/25	210,000	231,852
		611,285
Interactive Media and Services — 0.1%
Alphabet, Inc., 0.80%, 8/15/27	80,000	78,227
Internet and Direct Marketing Retail — 0.3%
Amazon.com, Inc., 5.20%, 12/3/25	200,000	234,255
IT Services — 1.2%
DXC Technology Co., 4.75%, 4/15/27	107,000	122,736
International Business Machines Corp., 1.95%, 5/15/30	184,000	184,718
Leidos, Inc., 4.375%, 5/15/30	150,000	172,268
Visa, Inc., 2.75%, 9/15/27	90,000	97,927
Western Union Co. (The), 6.20%, 11/17/36	224,000	280,677
		858,326
Leisure Products — 0.5%
Hasbro, Inc., 3.50%, 9/15/27	286,000	314,395
Machinery — 1.9%
ABB Finance USA, Inc., 3.80%, 4/3/28	106,000	121,401
Caterpillar Financial Services Corp., MTN, 3.65%, 12/7/23	140,000	150,450
Caterpillar Financial Services Corp., MTN, 1.10%, 9/14/27	50,000	49,898
John Deere Capital Corp., MTN, 3.05%, 1/6/28	418,000	460,858
Kennametal, Inc., 4.625%, 6/15/28	108,000	122,793
Oshkosh Corp., 4.60%, 5/15/28	106,000	122,518
Parker-Hannifin Corp., MTN, 4.20%, 11/21/34	275,000	322,938
		1,350,856
17

Avantis Core Fixed Income ETF
	Principal Amount	Value
Media — 0.9%
Comcast Corp., 2.65%, 2/1/30	$125,000	$131,592
Comcast Corp., 4.25%, 10/15/30	100,000	118,106
Comcast Corp., 3.25%, 11/1/39	25,000	27,220
Interpublic Group of Cos., Inc. (The), 4.75%, 3/30/30	150,000	179,613
ViacomCBS, Inc., 4.95%, 1/15/31	120,000	145,187
		601,718
Metals and Mining — 1.0%
Kinross Gold Corp., 4.50%, 7/15/27	95,000	109,228
Newmont Corp., 3.70%, 3/15/23	200,000	208,005
Steel Dynamics, Inc., 3.25%, 1/15/31	340,000	369,426
		686,659
Multi-Utilities — 0.1%
San Diego Gas & Electric Co., 1.70%, 10/1/30	62,000	60,374
Multiline Retail — 0.2%
Dollar Tree, Inc., 4.20%, 5/15/28	75,000	85,431
Target Corp., 2.65%, 9/15/30	70,000	75,657
		161,088
Oil, Gas and Consumable Fuels — 5.8%
BP Capital Markets America, Inc., 3.22%, 11/28/23	100,000	105,703
BP Capital Markets America, Inc., 3.63%, 4/6/30	110,000	124,352
BP Capital Markets plc, 3.28%, 9/19/27	90,000	99,373
Burlington Resources LLC, 7.40%, 12/1/31	30,000	44,433
Canadian Natural Resources Ltd., 2.95%, 7/15/30	313,000	327,035
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27	104,000	121,032
Chevron Corp., 1.55%, 5/11/25	120,000	123,109
Chevron USA, Inc., 3.85%, 1/15/28	218,000	247,780
Cimarex Energy Co., 3.90%, 5/15/27	141,000	155,810
Cimarex Energy Co., 4.375%, 3/15/29	68,000	77,370
Enbridge, Inc., 3.125%, 11/15/29	170,000	182,458
Enterprise Products Operating LLC, 3.35%, 3/15/23	100,000	103,680
Enterprise Products Operating LLC, 3.70%, 2/15/26	30,000	33,177
Equinor ASA, 3.70%, 3/1/24	70,000	75,475
Equinor ASA, 2.875%, 4/6/25	75,000	80,099
Exxon Mobil Corp., 2.44%, 8/16/29	140,000	147,208
Exxon Mobil Corp., 2.61%, 10/15/30	160,000	169,507
Kinder Morgan, Inc., 5.30%, 12/1/34	280,000	347,044
Marathon Petroleum Corp., 4.70%, 5/1/25	40,000	44,814
MPLX LP, 2.65%, 8/15/30	49,000	49,789
Phillips 66, 3.90%, 3/15/28	190,000	213,588
Pioneer Natural Resources Co., 1.90%, 8/15/30	100,000	96,591
Shell International Finance BV, 3.25%, 5/11/25	130,000	140,893
Shell International Finance BV, 2.50%, 9/12/26	185,000	197,036
TotalEnergies Capital International SA, 2.43%, 1/10/25	147,000	154,426
TotalEnergies Capital International SA, 2.99%, 6/29/41	86,000	89,253
TransCanada PipeLines Ltd., 4.25%, 5/15/28	90,000	103,437
Valero Energy Corp., 6.625%, 6/15/37	175,000	239,325
Valero Energy Partners LP, 4.50%, 3/15/28	93,000	105,368
Williams Cos., Inc. (The), 4.00%, 9/15/25	30,000	33,145
		4,032,310
18

Avantis Core Fixed Income ETF
	Principal Amount	Value
Pharmaceuticals — 3.5%
Bristol-Myers Squibb Co., 3.25%, 2/27/27	$179,000	$198,347
Bristol-Myers Squibb Co., 3.45%, 11/15/27	150,000	168,079
Bristol-Myers Squibb Co., 1.45%, 11/13/30	176,000	171,433
Eli Lilly & Co., 3.375%, 3/15/29	215,000	242,303
Johnson & Johnson, 0.55%, 9/1/25	40,000	39,668
Johnson & Johnson, 2.90%, 1/15/28	190,000	207,603
Merck & Co., Inc., 0.75%, 2/24/26	120,000	119,540
Merck & Co., Inc., 3.40%, 3/7/29	50,000	56,226
Mylan, Inc., 4.55%, 4/15/28	202,000	233,177
Novartis Capital Corp., 3.10%, 5/17/27	285,000	312,672
Novartis Capital Corp., 2.20%, 8/14/30	125,000	130,165
Royalty Pharma plc, 2.20%, 9/2/30	200,000	198,449
Sanofi, 3.625%, 6/19/28	308,000	352,323
		2,429,985
Road and Rail — 0.2%
Norfolk Southern Corp., 3.15%, 6/1/27	125,000	135,227
Semiconductors and Semiconductor Equipment — 2.7%
Broadcom, Inc., 4.11%, 9/15/28	135,000	151,446
Broadcom, Inc., 2.60%, 2/15/33(1)	175,000	173,459
Intel Corp., 4.60%, 3/25/40	348,000	442,024
Lam Research Corp., 3.75%, 3/15/26	50,000	55,908
Marvell Technology, Inc., 2.95%, 4/15/31(1)	275,000	286,652
Micron Technology, Inc., 4.19%, 2/15/27	75,000	85,385
NVIDIA Corp., 2.85%, 4/1/30	150,000	162,537
NXP BV / NXP Funding LLC, 5.55%, 12/1/28(1)	240,000	294,423
QUALCOMM, Inc., 3.25%, 5/20/27	210,000	232,028
		1,883,862
Software — 1.4%
Adobe, Inc., 2.30%, 2/1/30	108,000	112,774
Autodesk, Inc., 2.85%, 1/15/30	200,000	212,833
Microsoft Corp., 2.875%, 2/6/24	150,000	158,342
Oracle Corp., 3.25%, 5/15/30	220,000	239,678
VMware, Inc., 4.70%, 5/15/30	200,000	239,194
		962,821
Specialty Retail — 1.4%
AutoNation, Inc., 3.80%, 11/15/27	66,000	73,013
AutoNation, Inc., 4.75%, 6/1/30	190,000	224,323
Home Depot, Inc. (The), 2.80%, 9/14/27	110,000	119,786
Home Depot, Inc. (The), 2.95%, 6/15/29	225,000	246,573
Home Depot, Inc. (The), 3.30%, 4/15/40	175,000	194,144
O'Reilly Automotive, Inc., 4.35%, 6/1/28	75,000	87,263
TJX Cos., Inc. (The), 1.15%, 5/15/28	50,000	48,856
		993,958
Technology Hardware, Storage and Peripherals — 1.6%
Apple, Inc., 3.25%, 2/23/26	290,000	317,728
Apple, Inc., 3.20%, 5/11/27	120,000	132,933
Apple, Inc., 2.20%, 9/11/29	30,000	31,332
Hewlett Packard Enterprise Co., 6.20%, 10/15/35	254,000	345,402
HP, Inc., 3.40%, 6/17/30	260,000	278,733
		1,106,128
19

Avantis Core Fixed Income ETF
	Principal Amount	Value
Trading Companies and Distributors — 0.5%
Air Lease Corp., 3.625%, 12/1/27	$313,000	$339,340
Transportation Infrastructure — 0.4%
FedEx Corp. 2020-1 Class AA Pass Through Trust, 1.875%, 8/20/35	256,509	258,091
Wireless Telecommunication Services — 0.3%
T-Mobile USA, Inc., 3.75%, 4/15/27	210,000	232,731
TOTAL CORPORATE BONDS (Cost $42,907,055)		43,291,830
U.S. TREASURY SECURITIES — 30.3%
U.S. Treasury Bills, 0.05%, 10/5/21(2)	300,000	299,992
U.S. Treasury Bills, 0.05%, 10/14/21(2)	250,000	249,990
U.S. Treasury Bills, 0.05%, 10/26/21(2)	500,000	499,962
U.S. Treasury Bills, 0.05%, 11/4/21(2)	1,200,000	1,199,909
U.S. Treasury Bills, 0.05%, 11/12/21(2)	600,000	599,937
U.S. Treasury Bills, 0.07%, 11/18/21(2)	500,000	499,954
U.S. Treasury Bills, 0.06%, 11/26/21(2)	400,000	399,958
U.S. Treasury Bonds, 1.125%, 8/15/40	636,000	564,798
U.S. Treasury Bonds, 4.75%, 2/15/41	228,600	343,382
U.S. Treasury Bonds, 2.25%, 5/15/41	145,000	155,195
U.S. Treasury Bonds, 2.875%, 8/15/45	1,102,700	1,311,739
U.S. Treasury Bonds, 3.00%, 11/15/45	491,700	598,241
U.S. Treasury Bonds, 2.50%, 2/15/46	487,000	544,013
U.S. Treasury Notes, 2.00%, 10/31/21	1,037,500	1,040,811
U.S. Treasury Notes, 1.375%, 10/15/22	1,026,000	1,040,749
U.S. Treasury Notes, 2.875%, 9/30/23	2,059,900	2,173,194
U.S. Treasury Notes, 0.125%, 12/15/23	257,500	256,705
U.S. Treasury Notes, 1.375%, 1/31/25	176,000	181,242
U.S. Treasury Notes, 2.75%, 8/31/25	2,413,900	2,617,856
U.S. Treasury Notes, 2.625%, 1/31/26	543,000	588,837
U.S. Treasury Notes, 0.50%, 8/31/27	1,382,200	1,347,159
U.S. Treasury Notes, 0.375%, 9/30/27(3)	2,519,100	2,433,687
U.S. Treasury Notes, 0.50%, 10/31/27	860,000	836,014
U.S. Treasury Notes, 0.625%, 8/15/30	1,326,900	1,256,927
TOTAL U.S. TREASURY SECURITIES (Cost $21,072,460)		21,040,251
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 20.0%
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 20.0%
GNMA, 2.00%, TBA	400,000	408,328
GNMA, 3.00%, TBA	300,000	312,633
GNMA, 3.00%, TBA	1,000,000	1,045,508
GNMA, 3.00%, TBA	900,000	939,410
UMBS, 1.50%, TBA	400,000	405,154
UMBS, 1.50%, TBA	850,000	863,668
UMBS, 1.50%, TBA	950,000	964,237
UMBS, 2.00%, TBA	1,200,000	1,241,796
UMBS, 2.00%, TBA	400,000	413,307
UMBS, 2.00%, TBA	800,000	811,031
UMBS, 2.00%, TBA	1,000,000	1,011,837
UMBS, 2.00%, TBA	400,000	404,167
UMBS, 2.50%, TBA	550,000	571,269
UMBS, 2.50%, TBA	350,000	362,852
20

Avantis Core Fixed Income ETF
	Principal Amount	Value
UMBS, 3.00%, TBA	$2,000,000	$2,092,266
UMBS, 3.00%, TBA	2,000,000	2,091,250
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $13,906,348)		13,938,713
U.S. GOVERNMENT AGENCY SECURITIES — 2.1%
FHLB, 2.75%, 12/13/24	15,000	16,127
FHLMC, 0.30%, 9/28/23	100,000	100,020
FHLMC, 1.50%, 2/12/25	70,000	72,414
FHLMC, 0.375%, 7/21/25	125,000	123,983
FHLMC, 0.375%, 9/23/25	180,000	178,180
FNMA, 2.50%, 2/5/24	30,000	31,621
FNMA, 0.625%, 4/22/25	25,000	25,076
FNMA, 0.50%, 6/17/25	50,000	49,890
FNMA, 1.875%, 9/24/26	336,000	354,001
FNMA, 6.25%, 5/15/29	50,000	68,431
FNMA, 7.25%, 5/15/30	20,000	29,749
FNMA, 5.625%, 7/15/37	95,000	146,777
Tennessee Valley Authority, 0.75%, 5/15/25	50,000	50,484
Tennessee Valley Authority, 7.125%, 5/1/30	20,000	29,359
Tennessee Valley Authority, 5.88%, 4/1/36	90,000	134,474
Tennessee Valley Authority, Series A, 2.875%, 2/1/27	60,000	66,203
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $1,471,897)		1,476,789
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.1%
Canada — 0.1%
Export Development Canada, 2.625%, 2/21/24 (Cost $105,557)	100,000	105,495
TEMPORARY CASH INVESTMENTS — 4.4%
Banco Santander SA, 0.09%, 9/3/21(1)(2)	400,000	399,998
BPCE SA, 0.13%, 9/1/21(1)(2)	1,125,000	1,124,998
First Abu Dhabi Bank PJSC, 0.11%, 10/29/21(1)(2)	625,000	624,913
National Bank of Canada, 0.18%, 9/24/21(1)(2)	480,000	479,974
Sumitomo Mitsui Trust Bank Ltd., 0.17%, 9/1/21(1)(2)	400,000	399,999
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,029,832)		3,029,882
TOTAL INVESTMENT SECURITIES — 119.2% (Cost $82,493,149)		82,882,960
OTHER ASSETS AND LIABILITIES — (19.2)%		(13,349,094)
TOTAL NET ASSETS — 100.0%		$69,533,866

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	4	December 2021	$533,813	$992

^Amount represents value and unrealized appreciation (depreciation).

21

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America Investment Grade Index Series 36	Sell	1.00%	6/20/26	$1,200,000	$28,837	$4,047	$32,884

‡The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
MTN	-	Medium Term Note
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	-	Uniform Mortgage-Backed Securities
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $3,784,416, which represented 5.4% of total net assets.
(2)The rate indicated is the yield to maturity at purchase.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $35,792.

See Notes to Financial Statements.
22

AUGUST 31, 2021

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
MUNICIPAL SECURITIES — 99.2%
Alabama — 2.5%
Alabama Federal Aid Highway Finance Authority Rev., 5.00%, 9/1/24	$100,000	$114,296
Alabama Federal Aid Highway Finance Authority Rev., 4.00%, 6/1/37	50,000	58,684
Alabama Public School and College Authority Rev., 5.00%, 11/1/37	200,000	263,566
Alabama Public School and College Authority Rev., 4.00%, 11/1/40	200,000	241,995
		678,541
Arizona — 2.5%
Arizona Transportation Board Rev., 5.00%, 7/1/24	50,000	56,797
Mesa Utility System Rev., 4.00%, 7/1/34	15,000	18,427
Phoenix GO, 5.00%, 7/1/25	85,000	100,187
Pima County Sewer System Rev., 5.00%, 7/1/24	25,000	28,376
Pima County Sewer System Rev., 5.00%, 7/1/25	35,000	41,166
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/31	30,000	36,670
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/31	60,000	75,361
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/39	65,000	80,077
Scottsdale Municipal Property Corp. Rev., 5.00%, 7/1/30	50,000	64,225
State of Arizona COP, 5.00%, 10/1/25(1)	125,000	148,529
State of Arizona COP, 5.00%, 10/1/29(1)	10,000	13,252
State of Arizona Lottery Rev., 5.00%, 7/1/29(1)	30,000	39,518
		702,585
California — 16.4%
California State Public Works Board Rev., 5.00%, 11/1/29	25,000	27,531
California State Public Works Board Rev., (State of California Department of General Services), 5.00%, 5/1/25	40,000	46,851
California State University Rev., 5.00%, 11/1/26	25,000	29,855
California State University Rev., 5.00%, 11/1/36	200,000	239,686
Chino Basin Regional Financing Authority Rev., (Inland Empire Utilities Agency), 4.00%, 11/1/25	25,000	28,552
Coast Community College District GO, 5.00%, 8/15/25, Prerefunded at 100% of Par(1)	75,000	89,036
Coast Community College District GO, Capital Appreciation, 0.00%, 8/1/27 (AGM)(2)	50,000	47,615
East Bay Municipal Utility District Water System Rev., 5.00%, 6/1/30	135,000	158,263
East Bay Municipal Utility District Water System Rev., 5.00%, 6/1/33	30,000	37,219
East Bay Municipal Utility District Water System Rev., 5.00%, 6/1/35	30,000	37,076
Los Angeles Community College District GO, 5.00%, 8/1/23	25,000	27,337
Los Angeles County Metropolitan Transportation Authority Rev., 5.00%, 7/1/37	60,000	74,334
Los Angeles Department of Airports Rev., 4.00%, 5/15/39	10,000	12,054
Los Angeles Department of Airports Rev., 5.00%, 5/15/39	200,000	258,916
Los Angeles Department of Airports Rev., 4.00%, 5/15/40	75,000	90,210
Los Angeles Department of Airports Rev., 5.00%, 5/15/40	40,000	51,678
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/24	25,000	28,421
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/24	45,000	47,912
23

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/25	$25,000	$29,451
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/27	50,000	56,767
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/34	50,000	57,405
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/40	75,000	97,825
Los Angeles Unified School District GO, 3.00%, 7/1/35	45,000	50,501
Los Angeles Unified School District GO, 3.00%, 7/1/45	150,000	161,972
Municipal Improvement Corp. of Los Angeles Rev., (Los Angeles), 5.00%, 11/1/24	80,000	92,157
Municipal Improvement Corp. of Los Angeles Rev., (Los Angeles), 5.00%, 11/1/31	60,000	73,159
Oakland Unified School District / Alameda County GO, 5.00%, 8/1/26 (AGM)	120,000	141,413
Perris Union High School District GO, 4.00%, 9/1/43 (AGM)	50,000	59,655
Riverside County Public Financing Authority Rev., (Riverside County), 4.125%, 11/1/40	10,000	11,007
Sacramento City Financing Authority Rev., (Sacramento), 5.25%, 12/1/30 (Ambac)	100,000	130,099
Sacramento Municipal Utility District Rev., 5.00%, 8/15/23	25,000	27,368
Sacramento Municipal Utility District Rev., 5.00%, 8/15/39	50,000	64,346
San Diego Community College District GO, 5.00%, 8/1/28	30,000	36,675
San Diego Community College District GO, 5.00%, 8/1/29	30,000	36,544
San Diego Public Facilities Financing Authority Rev., (San Diego Sewer Utility Rev.), 5.00%, 5/15/29	35,000	42,391
San Diego Unified School District GO, 5.00%, 7/1/26	75,000	88,432
San Diego Unified School District GO, 5.25%, 7/1/28 (AGM)	35,000	45,716
San Diego Unified School District GO, Capital Appreciation, 0.00%, 7/1/30(2)	40,000	36,211
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/32	20,000	25,787
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/35	40,000	51,193
San Francisco Public Utilities Commission Water Rev., 5.00%, 11/1/24	25,000	28,773
San Francisco Public Utilities Commission Water Rev., 5.00%, 11/1/34	25,000	30,483
San Francisco Public Utilities Commission Water Rev., 4.00%, 11/1/35	10,000	11,151
San Francisco Public Utilities Commission Water Rev., 5.00%, 11/1/36	35,000	40,730
San Jose Financing Authority Rev., (San Jose), 5.00%, 6/1/23, Prerefunded at 100% of Par(1)	45,000	48,798
State of California GO, 5.00%, 9/1/26	30,000	36,804
State of California GO, 5.00%, 8/1/28	5,000	6,267
State of California GO, 5.00%, 4/1/30	20,000	26,092
State of California GO, 5.00%, 4/1/30	5,000	6,702
State of California GO, 5.00%, 10/1/31	15,000	19,764
State of California GO, 5.25%, 8/1/32 (AGM)	230,000	324,314
State of California GO, 4.00%, 9/1/33	60,000	69,547
State of California GO, 5.00%, 3/1/35	70,000	91,509
State of California GO, 3.00%, 10/1/35	250,000	281,829
State of California GO, 4.00%, 3/1/36	145,000	176,688
State of California GO, 4.00%, 11/1/36	50,000	61,734
24

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
State of California GO, 3.00%, 10/1/37	$90,000	$99,744
State of California Department of Water Resources Rev., 5.00%, 12/1/24, Prerefunded at 100% of Par(1)	145,000	167,772
State of California Department of Water Resources Rev., 5.00%, 6/1/23, Prerefunded at 100% of Par(1)	25,000	27,133
University of California Rev., 5.00%, 5/15/34	50,000	63,296
University of California Rev., 5.00%, 5/15/36	65,000	80,361
University of California Rev., 5.00%, 5/15/38	30,000	37,692
University of California Rev., 5.00%, 5/15/38	30,000	39,159
		4,524,962
Colorado — 2.9%
City & County of Denver GO, 5.00%, 8/1/30	325,000	439,246
City & County of Denver Airport System Rev., 5.00%, 11/15/23	50,000	55,301
City & County of Denver Airport System Rev., 5.00%, 11/15/24	30,000	34,548
E-470 Public Highway Authority Rev., Capital Appreciation, 0.00%, 9/1/24 (NATL)(2)	55,000	54,146
E-470 Public Highway Authority Rev., Capital Appreciation, 0.00%, 9/1/30 (NATL)(2)	80,000	69,885
Regional Transportation District Sales Tax Rev., 5.00%, 11/1/28	30,000	38,835
State of Colorado COP, 5.00%, 12/15/32	50,000	66,766
State of Colorado COP, 4.00%, 12/15/37	40,000	48,722
		807,449
Connecticut — 2.1%
Connecticut State Health & Educational Facilities Authority Rev., (Quinnipiac University), 4.125%, 7/1/41	75,000	81,977
State of Connecticut GO, 5.00%, 10/15/22	25,000	26,375
State of Connecticut GO, 5.00%, 5/15/24	30,000	33,910
State of Connecticut GO, 5.00%, 4/15/25	25,000	29,255
State of Connecticut GO, 5.00%, 1/15/26	35,000	41,989
State of Connecticut GO, 5.00%, 11/15/31	30,000	35,361
State of Connecticut GO, 3.00%, 1/15/32	20,000	22,713
State of Connecticut Special Tax Rev., 5.00%, 8/1/31	25,000	29,308
State of Connecticut Special Tax Rev., 5.00%, 5/1/37	75,000	97,466
State of Connecticut Special Tax Rev., 3.125%, 5/1/40	75,000	82,971
University of Connecticut Rev., 4.00%, 4/15/38	95,000	109,516
		590,841
District of Columbia — 4.2%
District of Columbia GO, 5.00%, 6/1/28	35,000	37,868
District of Columbia GO, 5.00%, 10/15/30	100,000	130,334
District of Columbia GO, 5.00%, 6/1/31	40,000	45,107
District of Columbia GO, 5.00%, 6/1/33	60,000	67,484
District of Columbia Rev., (District of Columbia Income Tax Rev.), 4.00%, 3/1/37	360,000	432,447
District of Columbia Rev., (Georgetown University), 5.00%, 4/1/32	10,000	12,054
District of Columbia Rev., (Georgetown University), 5.00%, 4/1/33	25,000	30,067
District of Columbia Rev., (Georgetown University), 5.00%, 4/1/34	100,000	120,232
District of Columbia Rev., (Income Tax Revenue), 5.00%, 3/1/38	100,000	130,037
Washington Metropolitan Area Transit Authority Rev., 5.00%, 7/1/37	25,000	30,542
Washington Metropolitan Area Transit Authority Rev., 5.00%, 7/15/37	85,000	110,948
		1,147,120
25

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
Florida — 5.0%
Broward County Airport System Rev., 5.00%, 10/1/22, Prerefunded at 100% of Par(1)	$50,000	$52,640
Broward County Water & Sewer Utility Rev., 5.00%, 10/1/38	15,000	19,375
Central Florida Expressway Authority Rev., 4.00%, 7/1/31	10,000	11,488
Central Florida Expressway Authority Rev., 3.25%, 7/1/36	20,000	21,773
Central Florida Expressway Authority Rev., 4.00%, 7/1/37	95,000	107,122
Hillsborough County School Board COP, 5.00%, 7/1/22, Prerefunded at 100% of Par(1)	30,000	31,220
Hillsborough County School Board COP, 5.00%, 7/1/26	105,000	122,797
Miami-Dade County GO, 4.00%, 7/1/33	50,000	54,998
Miami-Dade County Water & Sewer System Rev., 5.00%, 10/1/23, Prerefunded at 100% of Par(1)	80,000	88,057
Miami-Dade County Water & Sewer System Rev., 5.00%, 10/1/23	10,000	10,994
Miami-Dade County Water & Sewer System Rev., 5.00%, 10/1/24	50,000	57,231
Miami-Dade County Water & Sewer System Rev., 3.125%, 10/1/39	25,000	27,374
Orange County Convention Center/Orlando Rev., 5.00%, 10/1/24	80,000	91,303
Orange County School Board COP, 5.00%, 8/1/34	90,000	108,032
Palm Beach County School District COP, 5.00%, 8/1/29	130,000	165,436
School Board of Miami-Dade County COP, 5.00%, 2/1/25	60,000	69,285
School Board of Miami-Dade County COP, 5.00%, 2/1/27	80,000	95,380
School Board of Miami-Dade County COP, 5.00%, 5/1/30	60,000	69,538
School District of Broward County COP, 5.00%, 7/1/22	25,000	26,022
School District of Broward County COP, 5.00%, 7/1/32	25,000	32,847
State of Florida Department of Transportation Turnpike System Rev., 2.875%, 7/1/25	40,000	40,859
Tampa Bay Water Rev., 5.50%, 10/1/24 (NATL)	55,000	63,852
		1,367,623
Georgia — 4.4%
Atlanta Department of Aviation Rev., 5.00%, 7/1/27	10,000	12,532
Atlanta Water & Wastewater Rev., 5.75%, 11/1/30 (AGM)	10,000	14,151
Atlanta Water & Wastewater Rev., 5.00%, 11/1/40	15,000	17,385
DeKalb County Water & Sewerage Rev., 5.25%, 10/1/32 (AGM)	75,000	92,393
Fulton County Water & Sewerage Rev., 3.00%, 1/1/40	150,000	164,904
Georgia State Road & Tollway Authority Rev., 5.00%, 6/1/30	80,000	106,963
Metropolitan Atlanta Rapid Transit Authority Rev., 5.00%, 7/1/33	80,000	96,470
Metropolitan Atlanta Rapid Transit Authority Rev., 3.25%, 7/1/37	45,000	49,464
Metropolitan Atlanta Rapid Transit Authority Rev., 3.25%, 7/1/39	260,000	284,005
Private Colleges & Universities Authority Rev., (Emory University), 5.00%, 9/1/29	20,000	26,385
Private Colleges & Universities Authority Rev., (Emory University), 4.00%, 9/1/38	250,000	304,035
Private Colleges & Universities Authority Rev., (Emory University), 4.00%, 9/1/39	50,000	60,645
		1,229,332
Hawaii — 1.8%
City & County Honolulu Wastewater System Rev., 3.00%, 7/1/41	90,000	95,400
City & County of Honolulu GO, 5.00%, 3/1/25	45,000	52,390
City & County of Honolulu GO, 5.00%, 9/1/30	185,000	236,786
City & County of Honolulu GO, 5.00%, 3/1/31	45,000	59,546
State of Hawaii GO, 5.00%, 1/1/36	35,000	43,258
State of Hawaii GO, 4.00%, 5/1/36	10,000	11,572
		498,952
26

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
Illinois — 3.9%
Chicago GO, 5.75%, 1/1/33	$60,000	$74,110
Chicago O'Hare International Airport Rev., 5.25%, 1/1/29	5,000	5,328
Chicago O'Hare International Airport Rev., 5.00%, 1/1/30	20,000	22,955
Chicago O'Hare International Airport Rev., 5.00%, 1/1/32	5,000	5,735
Chicago O'Hare International Airport Rev., 5.00%, 1/1/32	25,000	29,513
Chicago O'Hare International Airport Rev., 5.00%, 1/1/34	25,000	29,477
Chicago O'Hare International Airport Rev., 5.00%, 1/1/35	90,000	108,987
Cook County Sales Tax Rev., 4.00%, 11/15/40	105,000	124,461
Illinois Finance Authority Rev., (DePaul University), 4.00%, 10/1/40	25,000	28,407
Illinois Finance Authority Rev., (State of Illinois Water Revolving Fund - Clean Water Program), 4.00%, 7/1/38	90,000	109,075
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/28	20,000	25,332
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/30	25,000	33,099
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/31	30,000	39,236
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/41	75,000	89,227
Metropolitan Water Reclamation District of Greater Chicago GO, 5.00%, 12/1/25	100,000	119,062
Sales Tax Securitization Corp. Rev., 5.50%, 1/1/32	10,000	13,021
Springfield Electric Rev., 4.00%, 3/1/40 (AGM)	20,000	21,439
State of Illinois GO, 5.00%, 3/1/34	40,000	51,449
State of Illinois GO, 5.00%, 5/1/35	35,000	38,564
State of Illinois GO, 4.00%, 11/1/38	20,000	23,015
State of Illinois GO, 5.50%, 5/1/39	15,000	19,332
State of Illinois GO, 5.00%, 2/1/26	40,000	47,305
State of Illinois Rev., 5.00%, 6/15/26	15,000	16,177
		1,074,306
Kentucky — 0.2%
Kentucky State Property & Building Commission Rev., (Kentucky Finance and Administration Cabinet), 5.00%, 11/1/25	50,000	59,209
Louisiana — 0.5%
East Baton Rouge Sewerage Commission Rev., 5.00%, 2/1/25, Prerefunded at 100% of Par(1)	35,000	40,661
State of Louisiana GO, 5.00%, 8/1/27	75,000	91,206
		131,867
Maryland — 2.0%
Montgomery County GO, 5.00%, 11/1/24	35,000	40,294
Prince County George's GO, 5.00%, 7/15/31	100,000	127,615
State of Maryland GO, 5.00%, 3/15/23	45,000	48,393
State of Maryland GO, 5.00%, 3/15/25	25,000	29,176
State of Maryland GO, 5.00%, 3/15/29	25,000	32,816
State of Maryland GO, 5.00%, 8/1/30	15,000	20,288
State of Maryland GO, 5.00%, 3/15/31	25,000	30,932
State of Maryland GO, 3.25%, 3/15/32	25,000	27,945
State of Maryland GO, 5.00%, 8/1/35	35,000	46,533
State of Maryland Department of Transportation Rev., 5.00%, 11/1/23	55,000	60,808
State of Maryland Department of Transportation Rev., 2.125%, 10/1/31	70,000	73,938
		538,738
Massachusetts — 4.2%
Massachusetts GO, 5.25%, 8/1/22	5,000	5,238
Massachusetts GO, 5.50%, 8/1/30 (Ambac)	150,000	208,521
27

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
Massachusetts GO, 5.00%, 9/1/30	$10,000	$13,131
Massachusetts GO, 3.00%, 7/1/35	100,000	113,374
Massachusetts GO, 5.00%, 11/1/45	75,000	97,032
Massachusetts GO, 5.00%, 11/1/50	75,000	96,489
Massachusetts Development Finance Agency Rev., (Northeastern University), 5.00%, 3/1/39	75,000	83,340
Massachusetts Development Finance Agency Rev., (President and Fellows of Harvard College), 5.00%, 10/15/29	10,000	13,366
Massachusetts School Building Authority Rev., 5.00%, 11/15/33	25,000	30,341
Massachusetts School Building Authority Rev., 5.00%, 8/15/37	60,000	70,405
Massachusetts Transportation Fund Rev., 5.00%, 6/1/25	150,000	176,339
Massachusetts Transportation Trust Fund Metropolitan Highway System Rev., 5.00%, 1/1/33	155,000	195,973
Massachusetts Water Resources Authority Rev., 5.00%, 8/1/23	60,000	65,608
		1,169,157
Michigan — 0.8%
Michigan Finance Authority Rev., (Great Lakes Water Authority Sewage Disposal System Rev.), 5.00%, 7/1/26 (AGM)	25,000	28,414
Michigan State Building Authority Rev., 5.00%, 4/15/30	30,000	35,528
Michigan State Building Authority Rev., 5.00%, 10/15/30	10,000	12,122
State of Michigan Rev., 5.00%, 3/15/22	25,000	25,643
State of Michigan Trunk Line Rev., 5.00%, 11/15/29	75,000	99,798
University of Michigan Rev., 5.00%, 4/1/40	20,000	23,706
		225,211
Minnesota — 1.2%
Minneapolis-St. Paul Metropolitan Airports Commission Rev., 5.00%, 1/1/27	30,000	36,927
Minneapolis-St. Paul Metropolitan Airports Commission Rev., 5.00%, 1/1/28	25,000	30,558
Minneapolis-St. Paul Metropolitan Airports Commission Rev., 5.00%, 1/1/30	20,000	24,379
Minneapolis-St. Paul Metropolitan Airports Commission Rev., 5.00%, 1/1/31	100,000	121,356
State of Minnesota GO, 5.00%, 8/1/23	105,000	114,814
		328,034
Mississippi — 0.1%
State of Mississippi GO, 5.00%, 10/1/34	25,000	31,106
Missouri — 0.3%
Missouri Joint Municipal Electric Utility Commission Rev., 5.00%, 12/1/40	25,000	29,721
Springfield School District No. R-12 GO, 3.00%, 3/1/39	20,000	21,829
St. Louis Airport Rev., 5.50%, 7/1/28 (NATL)	25,000	32,818
		84,368
Nebraska — 0.1%
Omaha Public Power District Rev., 5.00%, 2/1/31	30,000	38,717
Nevada — 2.2%
Clark County Passenger Facility Charge Rev., 5.00%, 7/1/22	120,000	124,842
Clark County Passenger Facility Charge Rev., 5.00%, 7/1/33	15,000	19,361
Clark County School District GO, 5.00%, 6/15/26	15,000	17,847
Clark County School District GO, 5.00%, 6/15/27	125,000	148,372
State of Nevada Highway Improvement Rev., 5.00%, 12/1/25	50,000	59,764
State of Nevada Highway Improvement Rev., 5.00%, 12/1/26	45,000	54,557
State of Nevada Highway Improvement Rev., 5.00%, 12/1/27	50,000	60,487
State of Nevada Highway Improvement Rev., 5.00%, 12/1/31	105,000	129,382
		614,612
28

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
New Jersey — 4.9%
Garden State Preservation Trust Rev., 5.25%, 11/1/21 (AGM)	$35,000	$35,294
Garden State Preservation Trust Rev., 5.75%, 11/1/28 (AGM)	25,000	31,053
Garden State Preservation Trust Rev., Capital Appreciation, 0.00%, 11/1/28 (AGM)(2)	5,000	4,493
Hudson County Improvement Authority Rev., (Hudson County), 4.00%, 10/1/46	100,000	118,857
Hudson County Improvement Authority Rev., (Hudson County), 4.00%, 10/1/51	150,000	177,524
New Jersey Economic Development Authority Rev., (New Jersey Transit Corp.), 4.00%, 11/1/25	30,000	34,241
New Jersey Economic Development Authority Rev., (New Jersey Transit Corp.), 4.00%, 11/1/27	25,000	29,649
New Jersey Economic Development Authority Rev., (Rutgers The State University of New Jersey), 5.00%, 6/15/23, Prerefunded at 100% of Par(1)	100,000	108,572
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 4.25%, 6/15/26	35,000	39,781
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 4.375%, 6/15/27	25,000	28,401
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 5.50%, 6/15/29	20,000	24,778
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 5.00%, 6/15/35	25,000	28,978
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 5.00%, 6/15/36	20,000	23,147
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 4.00%, 6/15/37	25,000	28,242
New Jersey Educational Facilities Authority Rev., (Montclair State University, Inc.), 5.00%, 7/1/39	20,000	22,235
New Jersey Educational Facilities Authority Rev., (State of New Jersey), 5.00%, 9/1/36	55,000	65,279
New Jersey Higher Education Student Assistance Authority Rev., 2.375%, 12/1/29	15,000	15,735
New Jersey Transportation Trust Fund Authority Rev., 4.00%, 6/15/27	20,000	20,589
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/27	5,000	5,999
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 12/15/27	35,000	43,835
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 12/15/27	25,000	31,310
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/30	25,000	29,732
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/38	20,000	20,746
New Jersey Turnpike Authority Rev., 5.00%, 1/1/31	15,000	18,893
New Jersey Turnpike Authority Rev., 5.00%, 1/1/31	20,000	25,191
New Jersey Turnpike Authority Rev., 5.00%, 1/1/32	10,000	12,577
New Jersey Turnpike Authority Rev., 4.00%, 1/1/34	25,000	29,396
New Jersey Turnpike Authority Rev., 5.00%, 1/1/34	25,000	30,403
New Jersey Turnpike Authority Rev., 4.00%, 1/1/35	20,000	23,465
New Jersey Turnpike Authority Rev., 5.00%, 1/1/35	10,000	12,487
New Jersey Turnpike Authority Rev., 5.00%, 1/1/36	10,000	12,449
New Jersey Turnpike Authority Rev., 3.25%, 1/1/38	30,000	32,872
New Jersey Turnpike Authority Rev., 5.00%, 1/1/40	15,000	18,532
State of New Jersey GO, 5.00%, 6/1/28	50,000	63,696
29

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
State of New Jersey GO, 4.00%, 6/1/31	$25,000	$31,252
State of New Jersey GO, 4.00%, 6/1/33	40,000	42,426
State of New Jersey GO, 4.00%, 6/1/34	20,000	22,081
		1,344,190
New York — 12.1%
Dutchess County Local Development Corp. Rev., (Vassar College), 5.00%, 7/1/42	20,000	24,434
Hudson Yards Infrastructure Corp. Rev., 5.00%, 2/15/28	25,000	30,856
Hudson Yards Infrastructure Corp. Rev., 5.00%, 2/15/32	20,000	24,353
Hudson Yards Infrastructure Corp. Rev., 5.00%, 2/15/37	160,000	192,578
Long Island Power Authority Rev., 5.00%, 9/1/33	55,000	70,259
Long Island Power Authority Rev., 5.00%, 9/1/38	100,000	126,649
Metropolitan Transportation Authority Rev., 4.00%, 11/15/36	40,000	45,331
Metropolitan Transportation Authority Rev., 5.00%, 11/15/44 (AGM)	25,000	30,877
Metropolitan Transportation Authority Rev., (Metropolitan Transportation Authority Dedicated Tax Fund), 5.00%, 11/15/24	35,000	37,005
Metropolitan Transportation Authority Rev., (Metropolitan Transportation Authority Dedicated Tax Fund), 5.25%, 11/15/33	25,000	31,412
Metropolitan Transportation Authority Rev., (Metropolitan Transportation Authority Dedicated Tax Fund), 5.25%, 11/15/35	25,000	30,575
Nassau County GO, 5.00%, 10/1/27	30,000	37,587
New York City GO, 5.00%, 8/1/25	165,000	187,856
New York City GO, 5.00%, 8/1/26	25,000	30,549
New York City GO, 5.00%, 8/1/27	100,000	125,274
New York City GO, 5.00%, 8/1/27	50,000	54,552
New York City GO, 5.00%, 8/1/28	60,000	64,053
New York City GO, 5.00%, 8/1/28	10,000	12,665
New York City GO, 5.25%, 10/1/30	50,000	62,965
New York City GO, 5.00%, 12/1/38	30,000	37,792
New York City Industrial Development Agency Rev., (Yankee Stadium LLC), 4.00%, 3/1/45 (AGM)	100,000	117,212
New York City Transitional Finance Authority Building Aid Rev., 5.00%, 7/15/29	25,000	31,242
New York Convention Center Development Corp. Rev., (New York City Hotel Unit Fee Rev.), 5.00%, 11/15/40	75,000	87,967
New York State Dormitory Authority Rev., (New York University), 4.00%, 7/1/36	50,000	57,411
New York State Dormitory Authority Rev., (New York University), 5.00%, 7/1/39	10,000	11,954
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 2/15/24(1)	60,000	67,137
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/30	35,000	40,510
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/32	40,000	53,599
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 2/15/38	65,000	77,337
New York State Dormitory Authority Rev., (State University of New York), 5.00%, 7/1/23	5,000	5,437
New York State Dormitory Authority Rev., (State University of New York), 5.00%, 7/1/23, Prerefunded at 100% of Par(1)	50,000	54,451
New York State Dormitory Authority Rev., (Trustees of Columbia University in the New York City), 5.00%, 10/1/38	10,000	12,569
New York State Thruway Authority Rev., 5.00%, 1/1/23	40,000	42,555
New York State Thruway Authority Rev., 5.00%, 1/1/26	40,000	44,429
New York State Thruway Authority Rev., 5.00%, 1/1/29	100,000	115,026
30

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/23	$40,000	$42,997
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/25	30,000	33,669
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/26	55,000	66,357
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/31	25,000	31,106
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/31	110,000	122,888
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/32	25,000	33,380
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/34	60,000	66,933
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/35	25,000	32,915
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/36	50,000	63,061
New York State Urban Development Corp. Rev., (State of New York Sales Tax Rev.), 5.00%, 3/15/36	15,000	19,410
Port Authority of New York & New Jersey Rev., 5.00%, 7/15/29	10,000	12,820
Port Authority of New York & New Jersey Rev., 5.00%, 10/15/31	5,000	5,908
Port Authority of New York & New Jersey Rev., 5.00%, 7/15/33	15,000	19,806
Port Authority of New York & New Jersey Rev., 5.00%, 7/15/35	40,000	52,413
Port Authority of New York & New Jersey Rev., 4.00%, 7/15/37	100,000	120,521
Sales Tax Asset Receivable Corp. Rev., 5.00%, 10/15/24, Prerefunded at 100% of Par(1)	10,000	11,499
Sales Tax Asset Receivable Corp. Rev., 5.00%, 10/15/24(1)	50,000	57,493
Suffolk County Water Authority Rev., 3.00%, 6/1/32	10,000	10,668
Suffolk County Water Authority Rev., 3.25%, 6/1/43	15,000	16,321
Triborough Bridge & Tunnel Authority Rev., 4.00%, 11/15/21	45,000	45,359
Triborough Bridge & Tunnel Authority Rev., 5.50%, 11/15/21 (NATL)	45,000	45,491
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/25	20,000	23,870
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/37	25,000	30,735
Utility Debt Securitization Authority Rev., 5.00%, 12/15/25	35,000	38,855
Utility Debt Securitization Authority Rev., 5.00%, 6/15/27	40,000	47,056
Utility Debt Securitization Authority Rev., 5.00%, 6/15/28	25,000	30,385
Utility Debt Securitization Authority Rev., 5.00%, 12/15/30	55,000	60,978
Utility Debt Securitization Authority Rev., 5.00%, 12/15/31	50,000	55,410
Utility Debt Securitization Authority Rev., 5.00%, 12/15/36	50,000	59,255
		3,334,017
North Carolina — 1.0%
State of North Carolina GO, 5.00%, 6/1/29	60,000	79,196
State of North Carolina Rev., 5.00%, 3/1/30	10,000	12,945
State of North Carolina Rev., 5.00%, 3/1/33	115,000	147,126
Wake County GO, 5.00%, 3/1/24	35,000	39,236
		278,503
Ohio — 1.3%
American Municipal Power, Inc. Rev., 5.00%, 2/15/33	90,000	116,615
Cincinnati City School District GO, 5.25%, 12/1/29 (NATL)	15,000	20,122
Cincinnati City School District GO, 5.25%, 12/1/30 (NATL)	30,000	41,127
Cincinnati City School District GO, 5.25%, 12/1/31 (NATL)	5,000	7,011
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 5.00%, 6/1/23	15,000	16,282
Rickenbacker Port Authority Rev., 5.375%, 1/1/32	50,000	65,163
31

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
State of Ohio GO, 5.00%, 8/1/24	$30,000	$34,193
State of Ohio Rev., 5.00%, 12/15/23	55,000	61,085
		361,598
Oklahoma — 0.8%
Oklahoma Turnpike Authority Rev., 5.00%, 1/1/30	175,000	233,013
Oregon — 1.4%
Multnomah County School District No. 1 Portland GO, 5.00%, 6/15/24 (SCH BD GTY)	25,000	28,340
Oregon State Lottery Rev., 5.00%, 4/1/27 (MORAL OBLG)	175,000	203,473
State of Oregon Department of Transportation Rev., 5.00%, 11/15/23	30,000	33,202
State of Oregon Department of Transportation Rev., 5.00%, 11/15/24, Prerefunded at 100% of Par(1)	65,000	74,978
Washington & Multnomah Counties School District No. 48J Beaverton GO, 5.00%, 6/15/24, Prerefunded at 100% of Par (SCH BD GTY)(1)	35,000	39,707
		379,700
Pennsylvania — 3.1%
Delaware Valley Regional Finance Authority Rev., 5.50%, 8/1/28 (Ambac)	25,000	32,539
Delaware Valley Regional Finance Authority Rev., 5.75%, 7/1/32	25,000	36,310
Montgomery County Higher Education and Health Authority Rev., (Thomas Jefferson University Obligated Group), 5.00%, 9/1/33	175,000	221,450
Montgomery County Higher Education and Health Authority Rev., (Thomas Jefferson University Obligated Group), 4.00%, 9/1/34	100,000	117,655
Pennsylvania GO, 5.00%, 4/1/23, Prerefunded at 100% of Par(1)	25,000	26,922
Pennsylvania GO, 4.00%, 7/1/23	25,000	26,779
Pennsylvania GO, 5.00%, 1/1/24	25,000	27,793
Pennsylvania GO, 5.00%, 1/1/28	5,000	6,153
Pennsylvania GO, 3.00%, 9/15/36	80,000	86,496
Pennsylvania GO, 3.00%, 5/1/38	25,000	27,797
Pennsylvania GO, 2.00%, 5/1/39	30,000	29,490
Pennsylvania State Public School Building Authority Rev., (School District of Philadelphia), 5.00%, 6/1/29 (AGM)	30,000	38,047
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/23	30,000	33,257
Philadelphia GO, 4.00%, 8/1/35	20,000	22,283
Philadelphia Gas Works Co Rev., 5.00%, 8/1/50 (AGM)	100,000	124,729
		857,700
Rhode Island — 0.1%
Rhode Island Commerce Corp. Rev., 5.00%, 6/15/23	25,000	27,150
South Carolina — 1.6%
Charleston Educational Excellence Finance Corp. Rev., (Charleston County School District), 5.00%, 12/1/23, Prerefunded at 100% of Par(1)	30,000	33,227
South Carolina Public Service Authority Rev., 5.00%, 12/1/26	50,000	57,269
South Carolina Public Service Authority Rev., 5.00%, 12/1/30	45,000	51,071
South Carolina Public Service Authority Rev., 5.00%, 12/1/30	70,000	83,582
South Carolina Public Service Authority Rev., 5.00%, 12/1/36	40,000	40,480
South Carolina Public Service Authority Rev., 3.00%, 12/1/41	50,000	54,023
South Carolina Public Service Authority Rev., 4.00%, 12/1/42	60,000	70,706
South Carolina Transportation Infrastructure Bank Rev., 5.00%, 10/1/21	40,000	40,156
		430,514
32

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
Tennessee — 0.3%
Memphis GO, 5.00%, 5/1/23	$25,000	$27,009
Metropolitan Government of Nashville & Davidson County GO, 5.00%, 1/1/26	50,000	59,931
		86,940
Texas — 7.4%
Austin GO, 2.95%, 9/1/27	25,000	27,412
Board of Regents of the University of Texas System Rev., 5.00%, 8/15/22	10,000	10,470
Board of Regents of the University of Texas System Rev., 5.375%, 8/15/23	50,000	55,132
Board of Regents of the University of Texas System Rev., 5.00%, 8/15/24	35,000	39,899
Board of Regents of the University of Texas System Rev., 5.00%, 8/15/24	30,000	34,199
Board of Regents of the University of Texas System Rev., 5.00%, 8/15/26	25,000	30,531
Central Texas Turnpike System Rev., 5.00%, 8/15/39	90,000	115,639
Cypress-Fairbanks Independent School District GO, 5.00%, 2/15/24 (PSF-GTD)	80,000	89,453
Dallas GO, 5.00%, 2/15/23	60,000	64,263
Dallas GO, 5.00%, 2/15/27	30,000	33,419
Dallas Area Rapid Transit Rev., 5.00%, 12/1/29	35,000	46,259
Dallas Fort Worth International Airport Rev., 5.00%, 11/1/32	15,000	20,007
Dallas Fort Worth International Airport Rev., 5.00%, 11/1/33	65,000	86,389
Dallas Fort Worth International Airport Rev., 5.00%, 11/1/33	50,000	66,453
Dallas Independent School District GO, 5.00%, 8/15/24 (PSF-GTD)	35,000	39,943
Dallas Independent School District GO, 5.00%, 8/15/24, Prerefunded at 100% of Par (PSF-GTD)(1)	40,000	45,675
Dallas Waterworks & Sewer System Rev., 5.00%, 10/1/27	80,000	94,870
Houston GO, 5.00%, 3/1/24	75,000	84,038
Houston GO, 5.00%, 3/1/28	35,000	44,445
Houston Independent School District GO, 5.00%, 2/15/27 (PSF-GTD)	55,000	65,974
Lower Colorado River Authority Rev., (LCRA Transmission Services Corp.), 4.00%, 5/15/39	20,000	20,452
North Texas Tollway Authority Rev., (North Texas Tollway System), 5.00%, 1/1/23(1)	15,000	15,973
North Texas Tollway Authority Rev., (North Texas Tollway System), 5.00%, 1/1/23	20,000	21,289
North Texas Tollway Authority Rev., (North Texas Tollway System), 5.00%, 1/1/28	10,000	11,850
North Texas Tollway Authority Rev., (North Texas Tollway System), 4.00%, 1/1/36	20,000	23,752
North Texas Tollway Authority Rev., (North Texas Tollway System), 5.00%, 1/1/38	25,000	31,385
North Texas Tollway Authority Rev., (North Texas Tollway System), 4.00%, 1/1/38	30,000	34,707
North Texas Tollway Authority Rev., (North Texas Tollway System), Capital Appreciation, 0.00%, 1/1/30 (AGC)(2)	100,000	89,571
San Antonio Electric & Gas Systems Rev., 5.00%, 2/1/26	75,000	90,072
State of Texas GO, 4.00%, 4/1/24, Prerefunded at 100% of Par(1)	50,000	54,956
State of Texas GO, 5.00%, 4/1/24, Prerefunded at 100% of Par(1)	60,000	67,492
State of Texas GO, 5.00%, 10/1/28	40,000	47,596
State of Texas GO, 5.00%, 10/1/30	55,000	68,931
State of Texas GO, 5.00%, 10/1/33	100,000	124,651
33

Avantis Core Municipal Fixed Income ETF
	Principal Amount	Value
Texas Transportation Commission State Highway Fund Rev., 5.00%, 4/1/24	$5,000	$5,622
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 5.00%, 10/15/29	45,000	53,494
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 5.00%, 10/15/40	75,000	88,516
Trinity River Authority Central Regional Wastewater System Rev., 5.00%, 8/1/28	25,000	31,484
University of Texas System Rev., 5.00%, 8/15/30	50,000	67,373
		2,043,636
Utah — 1.6%
State of Utah GO, 5.00%, 7/1/28	125,000	161,478
State of Utah GO, 5.00%, 7/1/29	40,000	52,130
Utah Transit Authority Rev., 5.00%, 6/15/25, Prerefunded at 100% of Par(1)	30,000	35,341
Utah Transit Authority Rev., 5.00%, 6/15/25	110,000	129,403
Utah Transit Authority Rev., 5.25%, 6/15/32 (AGM)	40,000	54,898
		433,250
Virginia — 2.6%
Hampton Roads Transportation Accountability Commission Rev., 5.00%, 7/1/22	25,000	26,011
Richmond Public Utility Rev., 5.00%, 1/15/28	25,000	29,956
Virginia College Building Authority Rev., 5.00%, 2/1/30	75,000	94,573
Virginia College Building Authority Rev., 5.00%, 2/1/31	70,000	85,529
Virginia College Building Authority Rev., 4.00%, 2/1/33	40,000	44,169
Virginia Commonwealth Transportation Board Rev., 5.00%, 5/15/24	50,000	56,444
Virginia Commonwealth Transportation Board Rev., 5.00%, 3/15/25	25,000	29,128
Virginia Commonwealth Transportation Board Rev., 5.00%, 9/15/26	50,000	61,272
Virginia Commonwealth Transportation Board Rev., 5.00%, 9/15/27	60,000	75,652
Virginia Commonwealth Transportation Board Rev., 5.00%, 5/15/32	10,000	12,508
Virginia Commonwealth Transportation Board Rev., 5.00%, 5/15/33	50,000	62,455
Virginia Public Building Authority Rev., 5.00%, 8/1/27	100,000	125,671
Virginia Small Business Financing Authority Rev., (Hampton University), 4.00%, 10/1/38	20,000	21,802
		725,170
Washington — 3.7%
Central Puget Sound Regional Transit Authority Rev., 5.00%, 11/1/32	50,000	59,163
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/23	35,000	38,111
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/25	25,000	29,498
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/27	65,000	81,331
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/27	25,000	28,269
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/28	20,000	24,998
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/30	25,000	32,061
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/31	15,000	16,907
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/32	50,000	58,745
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/35	50,000	66,092
34

Avantis Core Municipal Fixed Income ETF
	Principal Amount/Shares	Value
State of Washington GO, 4.00%, 7/1/26	$50,000	$55,165
State of Washington GO, 5.00%, 8/1/28	50,000	61,043
State of Washington GO, 5.00%, 8/1/31	25,000	31,175
State of Washington GO, 5.00%, 8/1/32	255,000	317,238
State of Washington GO, 5.00%, 2/1/40	40,000	51,301
State of Washington GO, 5.00%, 2/1/41	25,000	31,982
State of Washington Rev., 5.00%, 9/1/23	35,000	38,382
University of Washington Rev., 4.00%, 6/1/37	10,000	11,125
		1,032,586
TOTAL MUNICIPAL SECURITIES (Cost $27,306,981)		27,410,697
TEMPORARY CASH INVESTMENTS — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $32,492)	32,492	32,492
TOTAL INVESTMENT SECURITIES — 99.3% (Cost $27,339,473)		27,443,189
OTHER ASSETS AND LIABILITIES — 0.7%		193,656
TOTAL NET ASSETS — 100.0%		$27,636,845

NOTES TO SCHEDULE OF INVESTMENTS
AGC	-	Assured Guaranty Corporation
AGM	-	Assured Guaranty Municipal Corporation
COP	-	Certificates of Participation
GO	-	General Obligation
MORAL OBLG	-	Moral Obligation Bond
NATL	-	National Public Finance Guarantee Corporation
PSF-GTD	-	Permanent School Fund Guaranteed
SCH BD GTY	-	School Bond Guaranty
(1)Escrowed to maturity in U.S. government securities or state and local government securities.
(2)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.
35

AUGUST 31, 2021

Avantis Short-Term Fixed Income ETF
	Principal Amount	Value
CORPORATE BONDS — 54.4%
Aerospace and Defense — 1.3%
Boeing Co. (The), 2.20%, 2/4/26	$145,000	$145,595
General Dynamics Corp., 3.50%, 5/15/25	56,000	61,232
Huntington Ingalls Industries, Inc., 3.84%, 5/1/25	48,000	52,357
Lockheed Martin Corp., 3.55%, 1/15/26	145,000	160,410
		419,594
Automobiles — 0.9%
American Honda Finance Corp., MTN, 1.00%, 9/10/25	179,000	179,436
General Motors Financial Co., Inc., 4.25%, 5/15/23	45,000	47,719
General Motors Financial Co., Inc., 5.25%, 3/1/26	65,000	74,871
		302,026
Banks — 16.0%
African Development Bank, 3.00%, 9/20/23	156,000	164,732
African Development Bank, MTN, 1.625%, 9/16/22	56,000	56,867
Asian Development Bank, MTN, 1.75%, 9/13/22	106,000	107,827
Asian Development Bank, MTN, 0.25%, 10/6/23	139,000	138,969
Asian Development Bank, MTN, 0.375%, 9/3/25	299,000	295,721
Asian Infrastructure Investment Bank (The), 0.25%, 9/29/23	234,000	233,760
Bank of America Corp., MTN, 3.875%, 8/1/25	138,000	153,202
Bank of Montreal, MTN, 1.85%, 5/1/25	146,000	150,972
Bank of Nova Scotia (The), 1.30%, 6/11/25	194,000	196,343
Canadian Imperial Bank of Commerce, 2.25%, 1/28/25	146,000	152,563
Citigroup, Inc., 3.30%, 4/27/25	88,000	95,468
Council Of Europe Development Bank, 0.25%, 6/10/23	24,000	23,992
Council Of Europe Development Bank, 1.375%, 2/27/25	64,000	65,763
European Bank for Reconstruction & Development, MTN, 0.25%, 7/10/23	40,000	40,010
European Investment Bank, 2.00%, 12/15/22	56,000	57,355
European Investment Bank, 1.375%, 5/15/23	40,000	40,813
European Investment Bank, 0.25%, 9/15/23	100,000	100,046
European Investment Bank, MTN, 2.875%, 8/15/23	96,000	100,964
European Investment Bank, MTN, 3.125%, 12/14/23	166,000	176,741
Huntington Bancshares, Inc., 4.00%, 5/15/25	94,000	104,074
Inter-American Development Bank, 3.00%, 10/4/23	56,000	59,176
Inter-American Development Bank, 0.25%, 11/15/23	32,000	31,979
Inter-American Development Bank, 2.125%, 1/15/25	304,000	320,001
Inter-American Development Bank, 0.625%, 7/15/25	104,000	103,992
International Bank for Reconstruction & Development, 0.375%, 7/28/25	207,000	204,964
International Bank for Reconstruction & Development, 0.50%, 10/28/25	234,000	232,356
International Finance Corp., MTN, 2.875%, 7/31/23	152,000	159,754
JPMorgan Chase & Co., 3.90%, 7/15/25	88,000	96,976
Kreditanstalt fuer Wiederaufbau, 2.125%, 6/15/22	25,000	25,406
Kreditanstalt fuer Wiederaufbau, 2.375%, 12/29/22	150,000	154,466
Kreditanstalt fuer Wiederaufbau, 0.25%, 3/8/24	250,000	249,340
Landwirtschaftliche Rentenbank, 2.00%, 1/13/25	160,000	167,756
Oesterreichische Kontrollbank AG, MTN, 2.875%, 3/13/23	50,000	52,070
Regions Financial Corp., 2.25%, 5/18/25	146,000	152,502
36

Avantis Short-Term Fixed Income ETF
	Principal Amount	Value
Royal Bank of Canada, MTN, 2.55%, 7/16/24	$256,000	$269,972
Santander Holdings USA, Inc., 4.50%, 7/17/25	113,000	125,333
Wells Fargo & Co., MTN, 3.55%, 9/29/25	163,000	178,904
Westpac Banking Corp., 2.85%, 5/13/26	150,000	162,661
		5,203,790
Beverages — 0.2%
Constellation Brands, Inc., 4.40%, 11/15/25	65,000	73,247
Biotechnology — 0.5%
AbbVie, Inc., 2.90%, 11/6/22	63,000	64,851
AbbVie, Inc., 3.20%, 5/14/26	85,000	92,322
		157,173
Capital Markets — 2.2%
Charles Schwab Corp. (The), 3.85%, 5/21/25	138,000	152,495
CME Group, Inc., 3.00%, 9/15/22	146,000	150,196
Goldman Sachs Group, Inc. (The), 3.75%, 5/22/25	148,000	161,331
Janus Capital Group, Inc., 4.875%, 8/1/25	130,000	146,662
Lazard Group LLC, 3.75%, 2/13/25	113,000	122,727
		733,411
Chemicals — 0.7%
EI du Pont de Nemours and Co., 1.70%, 7/15/25	116,000	119,233
Mosaic Co. (The), 4.25%, 11/15/23	90,000	96,341
		215,574
Consumer Finance — 1.4%
Capital One Financial Corp., 4.25%, 4/30/25	138,000	153,888
Discover Financial Services, 4.50%, 1/30/26	137,000	154,747
Synchrony Financial, 4.50%, 7/23/25	138,000	153,621
		462,256
Containers and Packaging — 0.1%
Packaging Corp. of America, 3.65%, 9/15/24	17,000	18,334
Electric Utilities — 0.9%
Berkshire Hathaway Energy Co., 4.05%, 4/15/25	148,000	163,619
Duke Energy Progress LLC, 3.25%, 8/15/25	132,000	143,538
		307,157
Electronic Equipment, Instruments and Components — 1.3%
Avnet, Inc., 4.625%, 4/15/26	135,000	151,499
Flex Ltd., 3.75%, 2/1/26	63,000	68,809
Keysight Technologies, Inc., 4.55%, 10/30/24	48,000	53,198
SYNNEX Corp., 1.75%, 8/9/26(1)	150,000	149,393
		422,899
Entertainment — 0.5%
TWDC Enterprises 18 Corp., MTN, 3.15%, 9/17/25	148,000	160,949
Equity Real Estate Investment Trusts (REITs) — 4.8%
Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25	88,000	95,572
Brixmor Operating Partnership LP, 3.25%, 9/15/23	134,000	140,520
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23	48,000	50,562
Corporate Office Properties LP, 5.00%, 7/1/25	75,000	84,488
Crown Castle International Corp., 4.45%, 2/15/26	100,000	112,603
CubeSmart LP, 4.375%, 12/15/23	88,000	94,807
Digital Realty Trust LP, 4.75%, 10/1/25	138,000	156,774
ERP Operating LP, 3.375%, 6/1/25	90,000	97,580
37

Avantis Short-Term Fixed Income ETF
	Principal Amount	Value
Host Hotels & Resorts LP, 4.50%, 2/1/26	$150,000	$165,674
Kimco Realty Corp., 3.30%, 2/1/25	88,000	94,584
Omega Healthcare Investors, Inc., 4.95%, 4/1/24	150,000	163,514
Simon Property Group LP, 3.50%, 9/1/25	138,000	150,625
WP Carey, Inc., 4.00%, 2/1/25	138,000	150,444
		1,557,747
Food and Staples Retailing — 0.2%
Costco Wholesale Corp., 2.75%, 5/18/24	56,000	59,277
Food Products — 0.9%
Bunge Ltd. Finance Corp., 4.35%, 3/15/24	86,000	93,279
Bunge Ltd. Finance Corp., 1.63%, 8/17/25	59,000	59,959
Hershey Co. (The), 2.05%, 11/15/24	123,000	128,596
		281,834
Gas Utilities — 0.2%
National Fuel Gas Co., 5.50%, 1/15/26	45,000	52,011
Health Care Providers and Services — 3.5%
Aetna, Inc., 3.50%, 11/15/24	90,000	97,064
Cardinal Health, Inc., 3.50%, 11/15/24	137,000	147,270
Cigna Corp., 3.05%, 11/30/22	38,000	39,194
CommonSpirit Health, 2.76%, 10/1/24	148,000	155,888
CVS Health Corp., 2.875%, 6/1/26	70,000	75,139
HCA, Inc., 5.00%, 3/15/24	138,000	151,834
Humana, Inc., 4.50%, 4/1/25	128,000	142,857
Laboratory Corp. of America Holdings, 3.60%, 2/1/25	100,000	107,682
UnitedHealth Group, Inc., 3.75%, 7/15/25	190,000	211,084
		1,128,012
Hotels, Restaurants and Leisure — 0.5%
Hyatt Hotels Corp., 4.85%, 3/15/26	65,000	72,557
Starbucks Corp., 3.80%, 8/15/25	93,000	102,720
		175,277
Household Durables — 0.2%
DR Horton, Inc., 4.75%, 2/15/23	70,000	73,464
Household Products — 0.2%
Colgate-Palmolive Co., MTN, 3.25%, 3/15/24	52,000	55,645
Insurance — 1.6%
American International Group, Inc., 3.75%, 7/10/25	113,000	123,964
First American Financial Corp., 4.60%, 11/15/24	100,000	110,458
Loews Corp., 2.625%, 5/15/23	96,000	99,184
MetLife, Inc., 4.37%, 9/15/23	100,000	107,997
Principal Financial Group, Inc., 3.40%, 5/15/25	88,000	95,121
		536,724
Internet and Direct Marketing Retail — 0.4%
Amazon.com, Inc., 2.80%, 8/22/24	118,000	125,675
IT Services — 0.4%
Western Union Co. (The), 2.85%, 1/10/25	121,000	127,556
Machinery — 0.9%
Caterpillar Financial Services Corp., MTN, 3.30%, 6/9/24	15,000	16,178
Caterpillar Financial Services Corp., MTN, 1.45%, 5/15/25	48,000	49,151
Cummins, Inc., 3.65%, 10/1/23	56,000	59,421
Illinois Tool Works, Inc., 3.50%, 3/1/24	56,000	59,764
38

Avantis Short-Term Fixed Income ETF
	Principal Amount	Value
John Deere Capital Corp., MTN, 3.45%, 1/10/24	$92,000	$98,426
		282,940
Media — 0.4%
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	32,000	35,543
Comcast Corp., 3.375%, 8/15/25	81,000	88,297
		123,840
Metals and Mining — 1.0%
BHP Billiton Finance USA Ltd., 3.85%, 9/30/23	45,000	48,274
Kinross Gold Corp., 5.95%, 3/15/24	56,000	62,310
Rio Tinto Finance USA Ltd., 3.75%, 6/15/25	64,000	70,566
Steel Dynamics, Inc., 2.40%, 6/15/25	156,000	162,728
		343,878
Multi-Utilities — 0.3%
Dominion Energy, Inc., 2.75%, 9/15/22	98,000	99,788
Multiline Retail — 0.5%
Dollar Tree, Inc., 4.00%, 5/15/25	138,000	151,615
Oil, Gas and Consumable Fuels — 5.5%
Canadian Natural Resources Ltd., 2.05%, 7/15/25	48,000	49,404
Enbridge, Inc., 2.50%, 1/15/25	96,000	100,656
Energy Transfer LP, 4.75%, 1/15/26	113,000	126,752
Enterprise Products Operating LLC, 3.35%, 3/15/23	146,000	151,373
Equinor ASA, 2.45%, 1/17/23	66,000	67,970
Equinor ASA, 3.70%, 3/1/24	116,000	125,073
Equinor ASA, 2.875%, 4/6/25	96,000	102,526
Exxon Mobil Corp., 2.71%, 3/6/25	221,000	235,192
Phillips 66 Partners LP, 2.45%, 12/15/24	148,000	153,991
Pioneer Natural Resources Co., 4.45%, 1/15/26	85,000	95,429
Shell International Finance BV, 3.25%, 5/11/25	188,000	203,754
TotalEnergies Capital Canada Ltd., 2.75%, 7/15/23	131,000	136,988
TransCanada PipeLines Ltd., 2.50%, 8/1/22	96,000	97,946
Valero Energy Corp., 2.85%, 4/15/25	48,000	50,678
Williams Cos., Inc. (The), 4.00%, 9/15/25	88,000	97,227
		1,794,959
Personal Products — 0.1%
Estee Lauder Cos., Inc. (The), 2.00%, 12/1/24	48,000	50,220
Pharmaceuticals — 1.4%
Bristol-Myers Squibb Co., 3.55%, 8/15/22	96,000	99,074
GlaxoSmithKline Capital, Inc., 3.625%, 5/15/25	24,000	26,380
Novartis Capital Corp., 1.75%, 2/14/25	38,000	39,272
Novartis Capital Corp., 3.00%, 11/20/25	161,000	174,346
Royalty Pharma plc, 1.20%, 9/2/25	104,000	103,780
		442,852
Road and Rail — 0.5%
Ryder System, Inc., MTN, 2.50%, 9/1/24	48,000	50,333
Ryder System, Inc., MTN, 3.35%, 9/1/25	99,000	107,051
		157,384
Semiconductors and Semiconductor Equipment — 1.7%
Broadcom, Inc., 4.70%, 4/15/25	138,000	154,451
Microchip Technology, Inc., 4.33%, 6/1/23	64,000	67,868
Micron Technology, Inc., 4.64%, 2/6/24	98,000	106,575
39

Avantis Short-Term Fixed Income ETF
	Principal Amount	Value
Micron Technology, Inc., 4.98%, 2/6/26	$45,000	$51,808
NXP BV / NXP Funding LLC, 4.875%, 3/1/24(1)	56,000	61,336
QUALCOMM, Inc., 3.00%, 5/20/22	96,000	97,912
		539,950
Software — 1.6%
Intuit, Inc., 0.95%, 7/15/25	56,000	56,252
Microsoft Corp., 2.875%, 2/6/24	212,000	223,790
Oracle Corp., 2.40%, 9/15/23	40,000	41,453
Oracle Corp., 2.95%, 5/15/25	106,000	112,861
VMware, Inc., 4.50%, 5/15/25	88,000	98,258
		532,614
Specialty Retail — 0.6%
Home Depot, Inc. (The), 3.75%, 2/15/24	88,000	94,467
Ross Stores, Inc., 4.60%, 4/15/25	88,000	98,812
		193,279
Technology Hardware, Storage and Peripherals — 0.5%
Apple, Inc., 3.00%, 2/9/24	97,000	102,620
Hewlett Packard Enterprise Co., 4.90%, 10/15/25	48,000	54,702
		157,322
Trading Companies and Distributors — 0.5%
Air Lease Corp., MTN, 2.875%, 1/15/26	145,000	152,539
TOTAL CORPORATE BONDS (Cost $17,663,789)		17,672,812
U.S. TREASURY SECURITIES AND EQUIVALENTS — 39.8%
Israel Government AID Bond, 5.50%, 9/18/23	32,000	35,395
U.S. Treasury Bonds, 8.00%, 11/15/21	408,500	415,124
U.S. Treasury Notes, 1.875%, 9/30/22	724,100	737,971
U.S. Treasury Notes, 1.375%, 10/15/22	726,900	737,349
U.S. Treasury Notes, 1.625%, 11/15/22	1,446,000	1,472,519
U.S. Treasury Notes, 0.125%, 10/15/23	1,500,000	1,496,719
U.S. Treasury Notes, 2.75%, 11/15/23	426,000	449,463
U.S. Treasury Notes, 2.375%, 2/29/24	750,000	788,848
U.S. Treasury Notes, 2.00%, 5/31/24	1,194,700	1,248,672
U.S. Treasury Notes, 0.25%, 6/15/24	1,380,000	1,375,795
U.S. Treasury Notes, 0.375%, 7/15/24	750,000	749,971
U.S. Treasury Notes, 1.50%, 11/30/24	720,000	744,413
U.S. Treasury Notes, 3.00%, 9/30/25	571,100	625,734
U.S. Treasury Notes, 0.25%, 10/31/25	338,500	332,920
U.S. Treasury Notes, 0.375%, 11/30/25	645,200	637,412
U.S. Treasury Notes, 0.75%, 5/31/26	1,102,000	1,102,387
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $12,947,115)		12,950,692
U.S. GOVERNMENT AGENCY SECURITIES — 4.8%
Federal Farm Credit Banks Funding Corp., 0.125%, 5/10/23	100,000	99,916
FHLB, 0.125%, 6/2/23	100,000	99,939
FHLB, 2.75%, 12/13/24	120,000	129,012
FHLB, 0.375%, 9/4/25	160,000	158,387
FHLMC, 0.125%, 10/16/23	104,000	103,797
FHLMC, 0.25%, 11/6/23	54,000	54,013
FHLMC, 1.50%, 2/12/25	104,000	107,586
40

Avantis Short-Term Fixed Income ETF
	Principal Amount	Value
FHLMC, 0.375%, 7/21/25	$75,000	$74,390
FHLMC, 0.375%, 9/23/25	60,000	59,393
FNMA, 2.375%, 1/19/23	16,000	16,495
FNMA, 0.25%, 7/10/23	152,000	152,173
FNMA, 2.625%, 9/6/24	250,000	266,790
FNMA, 0.625%, 4/22/25	125,000	125,381
FNMA, 0.50%, 11/7/25	104,000	103,391
Tennessee Valley Authority, 0.75%, 5/15/25	25,000	25,242
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $1,577,993)		1,575,905
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.2%
Canada — 0.2%
Export Development Canada, 2.625%, 2/21/24 (Cost $52,714)	50,000	52,747
TOTAL INVESTMENT SECURITIES — 99.2% (Cost $32,241,611)		32,252,156
OTHER ASSETS AND LIABILITIES — 0.8%		246,777
TOTAL NET ASSETS — 100.0%		$32,498,933

NOTES TO SCHEDULE OF INVESTMENTS
AID	-	Agency for International Development
Equivalent	-	Security whose payments are secured by the U.S. Treasury
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
MTN	-	Medium Term Note
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $210,729, which represented 0.6% of total net assets.

See Notes to Financial Statements.
41

Statements of Assets and Liabilities

AUGUST 31, 2021
	Avantis Core Fixed Income ETF	Avantis Core Municipal Fixed Income ETF
Assets
Investment securities, at value (cost of $82,493,149 and $27,339,473, respectively)	$82,882,960	$27,443,189
Cash	181,512	—
Receivable for investments sold	6,331,400	—
Receivable for variation margin on swap agreements	31	—
Interest receivable	451,018	273,441
	89,846,921	27,716,630

Liabilities
Payable for investments purchased	20,304,518	76,259
Payable for variation margin on futures contracts	313	—
Accrued management fees	8,224	3,526
	20,313,055	79,785

Net Assets	$69,533,866	$27,636,845

Shares outstanding (unlimited number of shares authorized)	1,400,000	550,000

Net Asset Value Per Share	$49.67	$50.25

Net Assets Consist of:
Capital paid in	$69,117,157	$27,519,898
Distributable earnings	416,709	116,947
	$69,533,866	$27,636,845

See Notes to Financial Statements.
42

AUGUST 31, 2021
Avantis Short-Term Fixed Income ETF
Assets
Investment securities, at value (cost of $32,241,611)	$32,252,156
Cash	114,365
Interest receivable	188,960
32,555,481

Liabilities
Payable for investments purchased	52,411
Accrued management fees	4,137
56,548

Net Assets	$32,498,933

Shares outstanding (unlimited number of shares authorized)	650,000

Net Asset Value Per Share	$50.00

Net Assets Consist of:
Capital paid in	$32,475,614
Distributable earnings	23,319
$32,498,933

See Notes to Financial Statements.
43

Statements of Operations

FOR THE PERIOD ENDED AUGUST 31, 2021
	Avantis Core Fixed Income ETF(1)	Avantis Core Municipal Fixed Income ETF(2)
Investment Income (Loss)
Income:
Interest	$427,518	$152,002

Expenses:
Management fees	48,568	26,820
Other expenses	8	—
	48,576	26,820

Net investment income (loss)	378,942	125,182

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(45,834)	(5,086)
Futures contract transactions	(2,443)	—
Swap agreement transactions	1,044	—
	(47,233)	(5,086)

Change in net unrealized appreciation (depreciation) on:
Investments	389,811	103,716
Futures contracts	992	—
Swap agreements	4,047	—
	394,850	103,716

Net realized and unrealized gain (loss)	347,617	98,630

Net Increase (Decrease) in Net Assets Resulting from Operations	$726,559	$223,812

(1)October 13, 2020 (fund inception) through August 31, 2021.
(2)December 8, 2020 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
44

FOR THE PERIOD ENDED AUGUST 31, 2021
Avantis Short-Term Fixed Income ETF(1)
Investment Income (Loss)
Income:
Interest	$110,445

Expenses:
Management fees	29,965

Net investment income (loss)	80,480

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	5,514
Change in net unrealized appreciation (depreciation) on investments	10,545

Net realized and unrealized gain (loss)	16,059

Net Increase (Decrease) in Net Assets Resulting from Operations	$96,539

(1)October 13, 2020 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
45

Statements of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2021
	Avantis Core Fixed Income ETF(1)	Avantis Core Municipal Fixed Income ETF(2)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$378,942	$125,182
Net realized gain (loss)	(47,233)	(5,086)
Change in net unrealized appreciation (depreciation)	394,850	103,716
Net increase (decrease) in net assets resulting from operations	726,559	223,812

Distributions to Shareholders
From earnings	(309,850)	(106,865)

Capital Share Transactions
Proceeds from shares sold	69,116,150	27,507,410
Other capital	1,007	12,488
Net increase (decrease) in net assets from capital share transactions	69,117,157	27,519,898

Net increase (decrease) in net assets	69,533,866	27,636,845

Net Assets
End of period	$69,533,866	$27,636,845

Transactions in Shares of the Funds
Sold	1,400,000	550,000
(1)October 13, 2020 (fund inception) through August 31, 2021.
(2)December 8, 2020 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
46

PERIOD ENDED AUGUST 31, 2021
Avantis Short-Term Fixed Income ETF(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$80,480
Net realized gain (loss)	5,514
Change in net unrealized appreciation (depreciation)	10,545
Net increase (decrease) in net assets resulting from operations	96,539

Distributions to Shareholders
From earnings	(73,220)

Capital Share Transactions
Proceeds from shares sold	32,473,925
Other capital	1,689
Net increase (decrease) in net assets from capital share transactions	32,475,614

Net increase (decrease) in net assets	32,498,933

Net Assets
End of period	$32,498,933

Transactions in Shares of the Funds
Sold	650,000
(1)October 13, 2020 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
47

Notes to Financial Statements

AUGUST 31, 2021

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis Core Fixed Income ETF, Avantis Core Municipal Fixed Income ETF and Avantis Short-Term Fixed Income ETF (collectively, the funds) are three funds in a series issued by the trust. The investment objective for Avantis Core Fixed Income ETF and Avantis Short-Term Fixed Income ETF is to seek to maximize total return. Avantis Core Municipal Fixed Income ETF’s investment objective is to seek current income that is exempt from federal income tax. Shares of the funds are listed for trading on the NYSE Arca, Inc. Avantis Core Fixed Income ETF and Avantis Short-Term Fixed Income ETF incepted on October 13, 2020. Avantis Core Municipal Fixed Income ETF incepted on December 8, 2020.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the funds determine that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the funds may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the funds to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

48

The funds monitor for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The funds may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The funds may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The funds will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the funds segregate assets on their books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the funds designate a sufficient amount of liquid assets, marked-to-market daily. The funds may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears.

49

The annual management fee for each fund is as follows:

Annual Management Fee
Avantis Core Fixed Income ETF	0.15%
Avantis Core Municipal Fixed Income ETF	0.15%
Avantis Short-Term Fixed Income ETF	0.15%

Interfund Transactions — The funds may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended August 31, 2021 were as follows:

	Avantis Core Fixed Income ETF(1)	Avantis Core Municipal Fixed Income ETF(2)	Avantis Short-Term Fixed Income ETF(1)
Purchases of U.S. Treasury and Government Agency obligations	$83,063,182	$1,199,328	$8,969,179
Purchases of other investment securities	$6,463,677	$11,438,106	$6,258,132
Total Purchases	$89,526,859	$12,637,434	$15,227,311

Sales of U.S. Treasury and Government Agency obligations	$69,803,897	$1,200,297	$5,737,265
Sales of other investment securities	$5,847,090	$2,194,197	$5,440,881
Total Sales	$75,650,987	$3,394,494	$11,178,146
(1)October 13, 2020 (fund inception) through August 31, 2021.
(2)December 8, 2020 (fund inception) through August 31, 2021.

Securities received or delivered in kind through subscriptions and redemptions and in kind net realized gain (loss) for the period ended August 31, 2021 were as follows:

	In kind Subscriptions	In kind Redemptions	In kind Net Realized Gain/(Loss)*
Avantis Core Fixed Income ETF(1)	$61,872,322	—	—
Avantis Core Municipal Fixed Income ETF(2)	$18,985,133	—	—
Avantis Short-Term Fixed Income ETF(1)	$29,359,715	—	—
*Net realized gain (loss) on in kind transactions are not considered taxable for federal income tax purposes.
(1)October 13, 2020 (fund inception) through August 31, 2021.
(2)December 8, 2020 (fund inception) through August 31, 2021.

5. Capital Share Transactions

Each fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each fund issues and redeems shares at their NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). Authorized participants may be required to pay an additional variable charge to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statements of Changes in Net Assets.

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6. Fair Value Measurements

The funds’ investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds’ portfolio holdings.

Avantis Core Fixed Income ETF

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$43,291,830	—
U.S. Treasury Securities	—	21,040,251	—
U.S. Government Agency Mortgage-Backed Securities	—	13,938,713	—
U.S. Government Agency Securities	—	1,476,789	—
Sovereign Governments and Agencies	—	105,495	—
Temporary Cash Investments	—	3,029,882	—
	—	$82,882,960	—
Other Financial Instruments
Futures Contracts	$992	—	—
Swap Agreements	—	$32,884	—
	$992	$32,884	—

Avantis Core Municipal Fixed Income ETF

	Level 1	Level 2	Level 3
Assets
Investment Securities
Municipal Securities	—	$27,410,697	—
Temporary Cash Investments	$32,492	—	—
	$32,492	$27,410,697	—

Avantis Short-Term Fixed Income ETF

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$17,672,812	—
U.S. Treasury Securities and Equivalents	—	12,950,692	—
U.S. Government Agency Securities	—	1,575,905	—
Sovereign Governments and Agencies	—	52,747	—
	—	$32,252,156	—
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7. Derivative Instruments

Credit Risk — The funds are subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

The fund's average notional amount to credit risk derivative instruments held during the period was as follows:

Avantis Core Fixed Income ETF	$750,000

Interest Rate Risk — The funds are subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities.

The fund's average notional exposure to interest rate risk derivative instruments held during the period was as follows:

Futures Contracts Purchased
Avantis Core Fixed Income ETF	$401,359

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Value of Derivative Instruments as of August 31, 2021

	Asset Derivatives		Liability Derivatives
Fund / Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Avantis Core Fixed Income ETF
Credit Risk	Receivable for variation margin on swap agreements*	$31	Payable for variation margin on swap agreements*	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$313
		$31		$313
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the period from October 13, 2020 (fund inception) through August 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund / Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Avantis Core Fixed Income ETF
Credit Risk	Net realized gain (loss) on swap agreement transactions	$1,044	Change in net unrealized appreciation (depreciation) on swap agreements	$4,047
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(2,443)	Change in net unrealized appreciation (depreciation) on futures contracts	992
		$(1,399)		$5,039

8. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the funds.

A fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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9. Federal Tax Information

The tax character of distributions paid during the period ended August 31, 2021 were as follows:

	2021
	Distributions Paid From:
	Exempt Income	Ordinary Income	Long-term Capital Gains
Avantis Core Fixed Income ETF(1)	—	$309,850	—
Avantis Core Municipal Fixed Income ETF(2)	$106,865	—	—
Avantis Short-Term Fixed Income ETF(1)	—	$73,220	—
(1)October 13, 2020 (fund inception) through August 31, 2021.
(2)December 8, 2020 (fund inception) through August 31, 2021.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Avantis Core Fixed Income ETF	Avantis Core Municipal Fixed Income ETF	Avantis Short-Term Fixed Income ETF
Federal tax cost of investments	$82,496,821	$27,339,473	$32,241,611
Gross tax appreciation of investments	$487,684	$145,165	$42,047
Gross tax depreciation of investments	(101,545)	(41,449)	(31,502)
Net tax appreciation (depreciation) of investments	386,139	103,716	10,545
Net tax appreciation (depreciation) on derivatives	1,664	—	—
Net tax appreciation (depreciation)	$387,803	$103,716	$10,545
Undistributed ordinary income	$74,816	—	$14,293
Undistributed exempt income	—	$18,317	—
Accumulated short-term capital losses	$(45,039)	$(5,086)	$(1,519)
Accumulated long-term capital losses	$(871)	—	—

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes for Avantis Core Municipal Fixed Income ETF and Avantis Short-Term Fixed Income ETF.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Core Fixed Income ETF
2021(4)	$50.00	0.51	(0.43)	0.08	(0.41)	0.00(5)	$49.67	0.15%	0.15%(6)	1.17%(6)	185%	$69,534

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)October 13, 2020 (fund inception) through August 31, 2021.
(5)Per-share amount was less than $0.005.
(6)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Core Municipal Fixed Income ETF
2021(4)	$50.00	0.26	0.17	0.43	(0.21)	0.03	$50.25	0.93%	0.15%(5)	0.70%(5)	14%	$27,637

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)December 8, 2020 (fund inception) through August 31, 2021.
(5)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Other Capital(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
Avantis Short-Term Fixed Income ETF
2021(4)	$50.00	0.18	(0.02)	0.16	(0.16)	0.00(5)	$50.00	0.33%	0.15%(6)	0.40%(6)	49%	$32,499

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
(4)October 13, 2020 (fund inception) through August 31, 2021.
(5)Per-share amount was less than $0.005.
(6)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Avantis® Core Fixed Income ETF, Avantis® Core Municipal Fixed Income ETF, and Avantis® Short-Term Fixed Income ETF (the “Funds”), three of the funds constituting the American Century ETF Trust, as of August 31, 2021, the related statements of operations, the statements of changes in net assets and the financial highlights for the period from October 13, 2020 (fund inception) through August 31, 2021 (as to Avantis® Core Municipal Fixed Income ETF, for the period from December 8, 2020 (fund inception) through August 31, 2021); and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting American Century ETF Trust as of August 31, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for the period from October 13, 2020 (fund inception) through August 31, 2021 (as to Avantis® Core Municipal Fixed Income ETF, for the period from December 8, 2020 (fund inception) through August 31, 2021), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 18, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	31	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	69	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	31	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	103	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang and Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management,The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

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Approval of Management Agreement

At a meeting held on June 3, 2021, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and the services provided to each Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to each Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to each Fund and its shareholders on a routine and non-routine basis;
•the investment performance of each Fund, including data comparing each Fund's performance to appropriate benchmarks and/or a peer group of other funds with similar investment objectives and strategies;
•the cost of owning each Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Funds’ service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to each Fund, the profitability of each Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor;
•possible economies of scale associated with the Advisor’s management of each Fund; and
•possible collateral benefits to the Advisor from the management of the Funds.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Funds to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational
62

efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of each Fund was the lowest of the total expense ratios of their respective peer expense universe and was the lowest of their respective peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

63

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Funds and the Advisor should be renewed.

64

Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Funds' investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

65

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

66

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

Avantis Core Municipal Fixed Income ETF designates $106,865 as exempt interest dividends for the fiscal year ended August 31, 2021.

For nonresident alien shareholders, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions as qualified interest income for the fiscal year ended August 31, 2021.

Avantis Core Fixed Income ETF	Avantis Core Municipal Fixed Income ETF	Avantis Short-Term Fixed Income ETF
$274,171	—	$60,506

67

Notes
68

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96956 2110

Annual Report

August 31, 2021

Avantis® Emerging Markets Equity Fund
Institutional Class (AVEEX)
G Class (AVENX)
Avantis® International Equity Fund
Institutional Class (AVDEX)
G Class (AVDNX)
Avantis® International Small Cap Value Fund
Institutional Class (AVDVX)
G Class (AVANX)
Avantis® U.S. Equity Fund
Institutional Class (AVUSX)
G Class (AVUNX)
Avantis® U.S. Small Cap Value Fund
Institutional Class (AVUVX)
G Class (AVCNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.
Upbeat Backdrop Bolstered Stocks

Global equities rallied for the 12-month period, benefiting from ongoing central bank and federal government support. These programs helped sustain investor confidence and bolster the economic landscape, despite ongoing challenges from COVID-19 and the inconsistent lifting of virus-related restrictions.

In general, data on U.S. manufacturing, employment, housing and corporate earnings remained upbeat during the period. Additionally, expanding COVID-19 vaccine availability and two federal coronavirus aid packages also helped promote investor optimism. Outside the U.S., economies recovered but at a slower pace. Virus outbreaks and slower vaccine rollouts led to lingering lockdowns in some regions.

Against this backdrop, inflation rose, but central banks remained supportive. In the U.S., where annual consumer inflation hit a 13-year high, the Federal Reserve (Fed) insisted temporary supply chain disruptions and other transient factors were at play. The Fed left interest rates unchanged but hinted it may start hiking rates in 2023, sooner than its previous timetable of 2024.

Despite ongoing pandemic-related challenges, including the emergence of the delta variant of COVID-19, stocks remained in favor and delivered strong 12-month returns. The U.S. generally outperformed other developed markets and emerging markets, as the S&P 500 Index returned more than 31%. Value stocks generally outperformed growth stocks, while small caps significantly outpaced large caps. Similar trends prevailed in non-U.S. equity markets.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to the spread of the delta variant. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization, and fiscal and monetary policy likely will sway market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Avantis Emerging Markets Equity Fund
Total Returns as of August 31, 2021			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	AVEEX	31.29%	19.28%	12/4/2019
MSCI Emerging Markets IMI Index	—	23.47%	17.97%	—
G Class	AVENX	—	1.67%	1/20/2021
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over Life of Class
$10,000 investment made December 4, 2019
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2021
Institutional Class — $13,597

MSCI Emerging Markets IMI Index — $13,336

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.33%	0.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis Emerging Markets Equity seeks long-term capital appreciation by investing in a diverse group of companies related to emerging markets across market sectors, industry groups, countries and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of companies related to emerging markets countries.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2021, Avantis Emerging Markets Equity returned 31.29%*. For the same time period, the fund’s benchmark, the MSCI Emerging Markets IMI Index, returned 23.47%. Fund returns reflect fees and operating expenses, while the index return does not.

The MSCI Emerging Markets IMI Index is an unmanaged index generally representative of the performance of emerging markets stocks across capitalization categories. The fund’s outperformance versus the index was largely due to the fund’s emphasis on companies with higher levels of profitability and lower prices relative to their book values. These value-oriented companies generally outperformed companies with growth characteristics, including lower levels of profitability and higher prices relative to their book values.

For example, value stocks (as measured by the MSCI Emerging Markets IMI Value Index) returned 31.21% for the period. Growth stocks (as measured by the MSCI Emerging Markets IMI Growth Index) lagged their value-style counterparts, returning 16.50%.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
4

Fund Characteristics

AUGUST 31, 2021

Avantis Emerging Markets Equity Fund
Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Rights	—*
Warrants	—*
Corporate Bonds	—*
Temporary Cash Investments	1.1%
Temporary Cash Investments - Securities Lending Collateral	1.3%
Other Assets and Liabilities	(1.6)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
China	30.0%
Taiwan	16.8%
South Korea	14.6%
India	13.3%
Brazil	5.8%

5

Performance

Avantis International Equity Fund
Total Returns as of August 31, 2021			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	AVDEX	30.11%	14.90%	12/4/2019
MSCI World ex-USA IMI Index	—	27.53%	14.53%	—
G Class	AVDNX	—	10.31%	1/20/2021
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over Life of Class
$10,000 investment made December 4, 2019
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2021
Institutional Class — $12,739

MSCI World ex-USA IMI Index — $12,666

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.23%	0.23%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
6

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis International Equity seeks long-term capital appreciation by investing in a diverse group of non-U.S. companies across countries, market sectors, industry groups and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an emphasis on the security weights of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2021, Avantis International Equity returned 30.11%*. For the same time period, the fund’s benchmark, the MSCI World ex-USA IMI Index, returned 27.53%. Fund returns reflect fees and operating expenses, while the index return does not.

The MSCI World ex-USA IMI Index is an unmanaged index generally representative of the performance of non-U.S. developed markets stocks across capitalization categories. The fund’s outperformance versus the index was largely due to the fund’s emphasis on companies with higher levels of profitability and lower prices relative to their book values, or more value-oriented companies. These companies generally outperformed companies with lower levels of profitability and higher prices relative to their book value, or growth-oriented companies.

For example, value stocks (as measured by the MSCI World ex-USA IMI Value Index) returned 29.42% for the reporting period. These securities outperformed growth stocks, which returned 25.31% (as measured by the MSCI World ex-USA IMI Growth Index).

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 6 for returns for all share classes.

7

Fund Characteristics

AUGUST 31, 2021

Avantis International Equity Fund
Types of Investments in Portfolio	% of net assets
Common Stocks	98.2%
Rights	—*
Temporary Cash Investments	1.1%
Temporary Cash Investments - Securities Lending Collateral	2.6%
Other Assets and Liabilities	(1.9)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
Japan	21.0%
United Kingdom	13.1%
Canada	9.5%
France	9.1%
Switzerland	8.1%

8

Performance
Avantis International Small Cap Value Fund
Total Returns as of August 31, 2021			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	AVDVX	38.73%	16.15%	12/4/2019
MSCI World ex-USA Small Cap Index	—	33.13%	18.70%	—
G Class	AVANX	—	12.91%	1/20/2021
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over Life of Class
$10,000 investment made December 4, 2019
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2021
Institutional Class — $12,980

MSCI World ex-USA Small Cap Index — $13,482

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.36%	0.36%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
9

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis International Small Cap Value seeks long-term capital appreciation by investing in a diverse group of non-U.S. small-capitalization (small-cap) value companies across countries, market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the portfolio will invest at least 80% of its assets in securities of small-cap companies.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2021, Avantis International Small Cap Value returned 38.73%*. For the same time period, the fund’s benchmark, the MSCI World ex-USA Small Cap Index, returned 33.13%. Fund returns reflect fees and operating expenses, while the index return does not.

The MSCI World ex-USA Small Cap Index is an unmanaged index generally representative of the performance of non-U.S. developed markets small-cap stocks. The fund’s outperformance versus the index was largely due to the fund’s emphasis on small-cap companies with higher levels of profitability and lower prices relative to their book values. These companies generally outperformed companies with lower levels of profitability and higher prices relative to their book values.

For example, small-cap value stocks (as measured by the MSCI World ex-USA Small Cap Value Index) returned 36.28% for the reporting period. Small-cap growth stocks (as measured by the MSCI World ex-USA Small Cap Growth Index) lagged their value-style peers, returning 29.85%.

Meanwhile, the exclusion of real estate investment trusts (REITs) in the fund aided results. REITs were significant underperformers for the reporting period.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 9 for returns for all share classes.
10

Fund Characteristics

AUGUST 31, 2021

Avantis International Small Cap Value Fund
Types of Investments in Portfolio	% of net assets
Common Stocks	98.7%
Warrants	—*
Temporary Cash Investments	1.1%
Temporary Cash Investments - Securities Lending Collateral	1.2%
Other Assets and Liabilities	(1.0)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
Japan	24.7%
United Kingdom	16.1%
Canada	8.4%
Australia	7.9%
Sweden	7.2%

11

Performance

Avantis U.S. Equity Fund
Total Returns as of August 31, 2021			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	AVUSX	38.03%	26.66%	12/4/2019
Russell 3000 Index	—	33.04%	26.72%	—
G Class	AVUNX	—	16.80%	1/20/2021
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over Life of Class
$10,000 investment made December 4, 2019
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2021
Institutional Class — $15,096

Russell 3000 Index — $15,108

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.15%	0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
12

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Equity seeks long-term capital appreciation by investing in a diverse group of U.S. companies across market sectors, industry groups and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of U.S. companies.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2021, Avantis U.S. Equity returned 38.03%*. For the same time period, the fund’s benchmark, the Russell 3000 Index, returned 33.04%. Fund returns reflect fees and operating expenses, while the index return does not.

The Russell 3000 Index is an unmanaged index generally representative of the performance of the broad U.S. stock market, including all capitalization categories. The fund’s outperformance versus the index was largely due to the fund’s emphasis on mid- and small-cap companies, which generally outperformed mega-cap companies during the period.

For example, small- and mid-cap stocks (Russell 2000 and Russell Midcap indices) returned 47.08% and 41.24%, respectively. Large-cap stocks (Russell 1000 Index) returned 32.25% for the period, underperforming their small- and mid-cap peers.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 12 for returns for all share classes.

13

Fund Characteristics

AUGUST 31, 2021

Avantis U.S. Equity Fund
Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Temporary Cash Investments	0.5%
Temporary Cash Investments - Securities Lending Collateral	0.3%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Software	6.8%
Banks	5.9%
Interactive Media and Services	4.7%
Semiconductors and Semiconductor Equipment	4.6%
Capital Markets	4.4%

14

Performance

Avantis U.S. Small Cap Value Fund
Total Returns as of August 31, 2021			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	AVUVX	69.57%	27.80%	12/4/2019
Russell 2000 Value Index	—	59.49%	19.76%	—
G Class	AVCNX	—	18.72%	1/20/2021
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over Life of Class
$10,000 investment made December 4, 2019
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2021
Institutional Class — $15,334

Russell 2000 Value Index — $13,691

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.25%	0.25%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
15

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Small Cap Value seeks long-term capital appreciation by investing in a diverse group of U.S. small-capitalization (small-cap) companies across market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in securities of small-cap companies located in the U.S.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the 12-month period ended August 31, 2021, Avantis U.S. Small Cap Value returned 69.57%*. For the same time period, the fund’s benchmark, the Russell 2000 Value Index, returned 59.49%. Fund returns reflect fees and operating expenses, while the index return does not.

The fund’s outperformance was largely due to the portfolio’s overweight versus the index in companies with the highest profitability and book-to-market characteristics. Excluding real estate investment trusts (REITs) also aided the fund’s relative results, as REITs underperformed for the reporting period.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 15 for returns for all share classes.

16

Fund Characteristics

AUGUST 31, 2021

Avantis U.S. Small Cap Value Fund
Types of Investments in Portfolio	% of net assets
Common Stocks	99.4%
Corporate Bonds	—*
Temporary Cash Investments	1.4%
Temporary Cash Investments - Securities Lending Collateral	0.6%
Other Assets and Liabilities	(1.4)%
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Banks	14.5%
Oil, Gas and Consumable Fuels	8.3%
Specialty Retail	8.2%
Trading Companies and Distributors	4.5%
Insurance	4.4%

17

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2021 to August 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class's. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
18

	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Expenses Paid During Period(1) 3/1/21 - 8/31/21	Annualized Expense Ratio(1)
Avantis Emerging Markets Equity Fund
Actual
Institutional Class	$1,000	$1,041.30	$1.70	0.33%
G Class	$1,000	$1,042.90	$0.00	0.00%(2)
Hypothetical
Institutional Class	$1,000	$1,023.54	$1.68	0.33%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
Avantis International Equity Fund
Actual
Institutional Class	$1,000	$1,111.00	$1.22	0.23%
G Class	$1,000	$1,111.90	$0.00	0.00%(2)
Hypothetical
Institutional Class	$1,000	$1,024.05	$1.17	0.23%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
Avantis International Small Cap Value Fund
Actual
Institutional Class	$1,000	$1,116.50	$1.92	0.36%
G Class	$1,000	$1,117.20	$0.00	0.00%(2)
Hypothetical
Institutional Class	$1,000	$1,023.39	$1.84	0.36%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
Avantis U.S. Equity Fund
Actual
Institutional Class	$1,000	$1,161.00	$0.82	0.15%
G Class	$1,000	$1,161.60	$0.00	0.00%(2)
Hypothetical
Institutional Class	$1,000	$1,024.45	$0.77	0.15%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
Avantis U.S. Small Cap Value Fund
Actual
Institutional Class	$1,000	$1,120.90	$1.34	0.25%
G Class	$1,000	$1,122.40	$0.00	0.00%(2)
Hypothetical
Institutional Class	$1,000	$1,023.95	$1.28	0.25%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses did not exceed 0.005%.
19

Schedules of Investments

AUGUST 31, 2021

Avantis Emerging Markets Equity Fund
	Shares	Value
COMMON STOCKS — 99.2%
Brazil — 5.8%
Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA(1)	2,800	$4,338
AES Brasil Energia SA	9,500	28,293
Aliansce Sonae Shopping Centers SA	4,600	22,569
Alpargatas SA, Preference Shares(1)	3,300	38,388
Ambev SA, ADR	42,032	137,024
Americanas SA(1)	2,537	20,352
Anima Holding SA(1)	600	1,136
Arezzo Industria e Comercio SA	900	15,623
Atacadao SA	9,500	33,217
Azul SA, ADR(1)(2)	821	18,054
B3 SA - Brasil Bolsa Balcao	40,800	110,230
Banco ABC Brasil SA, Preference Shares	3,900	12,686
Banco BMG SA, Preference Shares	4,900	3,904
Banco Bradesco SA	15,036	57,692
Banco Bradesco SA, ADR	47,458	212,612
Banco BTG Pactual SA	11,600	63,779
Banco BTG Pactual SA	712	2,417
Banco do Brasil SA	15,860	92,968
Banco do Estado do Rio Grande do Sul SA, Class B Preference Shares	8,800	21,137
Banco Inter SA	1,500	19,570
Banco Inter SA, Preference Shares	6,900	29,250
Banco Mercantil do Brasil SA, Preference Shares	400	1,529
Banco Pan SA, Preference Shares	4,400	15,921
Banco Santander Brasil SA, ADR(2)	6,130	49,347
BB Seguridade Participacoes SA	5,300	19,444
BR Malls Participacoes SA(1)	31,000	54,317
BR Properties SA	8,200	13,194
BrasilAgro - Co. Brasileira de Propriedades Agricolas	2,800	15,032
Braskem SA, ADR(1)(2)	1,253	31,789
BRF SA, ADR(1)(2)	22,557	102,183
C&A Modas Ltda(1)	4,900	8,481
Camil Alimentos SA	3,100	5,749
CCR SA	23,400	55,527
Centrais Eletricas Brasileiras SA, ADR	1,464	10,760
Centrais Eletricas Brasileiras SA, Class B Preference Shares	1,200	8,784
Cia Brasileira de Distribuicao, ADR(2)	9,143	50,561
Cia de Locacao das Americas	10,400	50,001
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	2,823	19,535
Cia de Saneamento de Minas Gerais-COPASA	5,000	13,538
Cia de Saneamento do Parana	1,800	6,732
Cia de Saneamento do Parana, Preference Shares	12,800	9,704
Cia de Transmissao de Energia Eletrica Paulista, Preference Shares	400	1,909
Cia Energetica de Minas Gerais, ADR	22,269	56,786
20

Avantis Emerging Markets Equity Fund
	Shares	Value
Cia Energetica de Sao Paulo, Class B Preference Shares	3,500	$15,839
Cia Ferro Ligas da Bahia - FERBASA, Preference Shares	1,500	16,352
Cia Hering	5,100	36,592
Cia Paranaense de Energia, ADR	3,382	21,307
Cia Siderurgica Nacional SA, ADR	17,891	120,585
Cielo SA	50,500	28,030
Cogna Educacao(1)	5,800	3,645
Construtora Tenda SA	4,800	18,919
Cosan SA	7,144	30,506
CPFL Energia SA	3,700	20,823
Cristal Pigmentos do Brasil SA, Preference Shares	200	4,137
CVC Brasil Operadora e Agencia de Viagens SA(1)	3,300	13,626
CVC Brasil Operadora e Agencia de Viagens SA(1)	514	2,096
Cyrela Brazil Realty SA Empreendimentos e Participacoes	14,800	57,960
Dexco SA	9,100	36,430
Direcional Engenharia SA	2,300	5,649
Dommo Energia SA(1)	1,400	233
EcoRodovias Infraestrutura e Logistica SA(1)	10,900	20,911
EDP - Energias do Brasil SA	8,700	31,076
Embraer SA, ADR(1)	4,841	86,848
Enauta Participacoes SA	5,900	15,666
Energisa SA	1,700	14,673
Eneva SA(1)	16,400	49,954
Engie Brasil Energia SA	4,800	35,034
Equatorial Energia SA	10,200	50,104
Eternit SA(1)	2,988	11,291
Eucatex SA Industria e Comercio, Preference Shares	3,000	5,732
Even Construtora e Incorporadora SA	7,000	11,399
Ez Tec Empreendimentos e Participacoes SA	1,600	8,342
Fleury SA	3,200	14,648
Fras-Le SA	1,000	3,036
Gafisa SA(1)	10,749	6,444
Gerdau SA, ADR	20,720	112,302
Gol Linhas Aereas Inteligentes SA, ADR(1)(2)	748	5,827
Gol Linhas Aereas Inteligentes SA, Preference Shares(1)	2,495	9,578
GPC Participacoes SA	3,600	9,051
Grazziotin SA, Preference Shares	200	1,630
Grendene SA	11,100	22,841
Grupo Mateus SA(1)	4,100	5,741
Grupo SBF SA(1)	1,700	11,362
Guararapes Confeccoes SA	4,800	14,388
Hapvida Participacoes e Investimentos SA	13,800	39,178
Helbor Empreendimentos SA	720	1,021
Hypera SA	5,800	39,640
Iguatemi Empresa de Shopping Centers SA	1,300	8,649
Industrias Romi SA	1,850	7,807
Instituto Hermes Pardini SA	1,400	6,969
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	1,000	5,603
Iochpe Maxion SA(1)	2,900	8,676
Irani Papel e Embalagem SA	5,300	7,195
IRB Brasil Resseguros S/A	26,014	26,815
21

Avantis Emerging Markets Equity Fund
	Shares	Value
Itau Unibanco Holding SA, ADR	50,535	$299,673
JBS SA	18,900	111,080
Jereissati Participacoes SA	1,300	7,356
JHSF Participacoes SA	10,100	13,009
Kepler Weber SA	200	1,850
Klabin SA(1)	20,800	105,875
Lavvi Empreendimentos Imobiliarios Ltda	5,200	6,426
Light SA	10,600	28,331
Localiza Rent a Car SA	6,580	70,715
Locaweb Servicos de Internet SA	7,200	34,184
LOG Commercial Properties e Participacoes SA	500	2,659
Log-in Logistica Intermodal SA(1)	1,900	5,894
Lojas Americanas SA, Preference Shares	9,099	10,365
Lojas Quero Quero S/A	6,400	24,098
Lojas Renner SA	12,700	92,890
LPS Brasil Consultoria de Imoveis SA(1)	6,100	4,978
M Dias Branco SA	3,200	19,791
Magazine Luiza SA	10,400	36,565
Mahle-Metal Leve SA	1,600	12,377
Marcopolo SA, Preference Shares	14,900	7,982
Marfrig Global Foods SA	15,100	60,099
Marisa Lojas SA(1)	9,500	12,218
Meliuz SA	800	6,281
Metalurgica Gerdau SA, Preference Shares	1,900	4,740
Mills Estruturas e Servicos de Engenharia SA	8,549	12,416
Minerva SA	13,200	21,035
Mitre Realty Empreendimentos E Participacoes LTDA	2,600	4,727
Movida Participacoes SA	3,700	13,274
MPM Corporeos SA	2,100	7,282
MRV Engenharia e Participacoes SA	14,400	38,153
Multiplan Empreendimentos Imobiliarios SA	6,000	24,565
Natura & Co. Holding SA(1)	7,778	77,633
Notre Dame Intermedica Participacoes SA	3,400	52,261
Odontoprev SA	7,500	18,537
Omega Geracao SA(1)	3,800	24,332
Paranapanema SA(1)	200	517
Petro Rio SA(1)	25,500	94,340
Petrobras Distribuidora SA	32,100	167,242
Petroleo Brasileiro SA, ADR	27,105	293,818
Petroleo Brasileiro SA, ADR Preference Shares	34,685	364,539
Porto Seguro SA	1,900	20,882
Portobello SA	4,200	11,900
Positivo Tecnologia SA	2,800	7,787
Profarma Distribuidora de Produtos Farmaceuticos SA(1)	1,200	1,372
Qualicorp Consultoria e Corretora de Seguros SA	5,900	24,110
Raia Drogasil SA	12,300	60,801
Randon SA Implementos e Participacoes, Preference Shares	8,700	19,332
Rede D'Or Sao Luiz SA	1,500	20,097
Rumo SA(1)	14,000	50,441
Santos Brasil Participacoes SA(1)	6,400	9,704
Sao Carlos Empreendimentos e Participacoes SA	100	754
22

Avantis Emerging Markets Equity Fund
	Shares	Value
Sao Martinho SA	8,000	$49,756
Sendas Distribuidora SA, ADR(2)	5,280	86,539
Ser Educacional SA	2,100	5,316
SIMPAR SA	10,400	29,767
SLC Agricola SA	1,600	12,603
StoneCo Ltd.(1)	19	884
StoneCo Ltd., A Shares(1)	1,010	47,005
Sul America SA	14,873	83,989
Suzano SA, ADR(1)(2)	10,834	126,108
Taurus Armas SA, Preference Shares(1)	3,200	13,968
Tegma Gestao Logistica SA	400	1,382
Telefonica Brasil SA, ADR	2,403	20,329
TIM SA, ADR	2,416	28,750
TOTVS SA	7,000	53,081
Transmissora Alianca de Energia Eletrica SA	7,600	55,984
Trisul SA	300	443
Tupy SA	2,300	9,870
Ultrapar Participacoes SA, ADR	20,277	56,776
Unipar Carbocloro SA, Preference Shares	2,600	46,064
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A Preference Shares	18,800	67,226
Vale SA, ADR	45,403	865,835
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA(1)	600	1,047
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA(1)	2,400	7,101
Via S/A(1)	4,800	9,654
Vivara Participacoes SA	800	5,106
Vulcabras Azaleia SA(1)	600	1,093
WEG SA	8,600	59,043
Wiz Solucoes e Corretagem de Seguros SA	4,600	12,544
YDUQS Participacoes SA	8,400	42,172
		6,908,944
Chile — 0.6%
AES Andes SA	194,445	26,009
Aguas Andinas SA, A Shares	106,125	23,629
Banco de Chile	577,826	56,465
Banco de Credito e Inversiones SA	1,090	47,216
Banco Santander Chile, ADR	2,315	48,731
Besalco SA	2,057	744
CAP SA	4,006	56,944
Cencosud SA	17,126	32,734
Cencosud Shopping SA	6,154	8,939
Cia Cervecerias Unidas SA, ADR	1,576	31,977
Cia Sud Americana de Vapores SA	569,019	43,266
Colbun SA	243,180	39,595
Embotelladora Andina SA, Class B Preference Shares	13,739	32,439
Empresa Nacional de Telecomunicaciones SA	3,422	16,933
Empresas CMPC SA	16,536	36,733
Empresas COPEC SA	3,197	29,456
Enel Americas SA, ADR	3,382	23,606
Enel Chile SA	313,182	16,148
23

Avantis Emerging Markets Equity Fund
	Shares	Value
Engie Energia Chile SA	14,725	$10,123
Falabella SA	6,732	26,664
Grupo Security SA	30,991	5,566
Inversiones Aguas Metropolitanas SA	7,601	4,581
Itau CorpBanca Chile SA(1)	3,424,545	9,537
Latam Airlines Group SA, ADR(1)	802	1,821
Parque Arauco SA(1)	4,457	5,357
Ripley Corp. SA(1)	3,501	790
Salfacorp SA	2,048	1,019
Sociedad Quimica y Minera de Chile SA, ADR	915	47,717
SONDA SA(1)	16,560	8,870
Vina Concha y Toro SA	7,229	12,378
		705,987
China — 30.0%
21Vianet Group, Inc., ADR(1)	2,296	45,438
360 DigiTech, Inc., ADR(1)	5,389	122,869
361 Degrees International Ltd.(1)	40,000	19,093
3SBio, Inc.(1)	42,500	47,346
51job, Inc., ADR(1)	559	42,931
A-Living Smart City Services Co. Ltd.	10,000	39,743
AAC Technologies Holdings, Inc.(2)	36,000	199,572
Agile Group Holdings Ltd.	60,000	68,807
Agricultural Bank of China Ltd., H Shares	361,000	121,021
Air China Ltd., H Shares(1)	28,000	18,779
Ajisen China Holdings Ltd.	4,000	683
Alibaba Group Holding Ltd., ADR(1)	10,378	1,733,022
Alibaba Health Information Technology Ltd.(1)	16,000	26,409
Alibaba Pictures Group Ltd.(1)	160,000	17,053
Aluminum Corp. of China Ltd., H Shares(1)	148,000	107,396
Angang Steel Co. Ltd., H Shares(2)	4,000	3,056
Anhui Conch Cement Co. Ltd., H Shares	19,000	102,802
Anhui Expressway Co. Ltd., H Shares	18,000	11,021
ANTA Sports Products Ltd.	16,000	328,654
Aoyuan Healthy Life Group Co. Ltd.(1)(2)	14,000	7,907
Ascentage Pharma Group International(1)(2)	1,100	5,468
Asia Cement China Holdings Corp.	23,500	17,320
Ausnutria Dairy Corp. Ltd.(1)(2)	31,000	30,179
Autohome, Inc., ADR	1,686	74,622
BAIC Motor Corp. Ltd., H Shares	47,000	17,158
Baidu, Inc., ADR(1)	3,972	623,683
BAIOO Family Interactive Ltd.(2)	74,000	7,965
Bank of China Ltd., H Shares	1,258,000	440,845
Bank of Chongqing Co. Ltd., H Shares	27,000	15,715
Bank of Communications Co. Ltd., H Shares	204,000	117,158
BBMG Corp., H Shares	5,000	899
BC Technology Group Ltd.(1)(2)	3,500	6,709
BeiGene Ltd., ADR(1)	383	118,079
Beijing Capital International Airport Co. Ltd., H Shares(1)	58,000	34,916
Beijing Capital Land Ltd., H Shares(1)	118,000	41,681
Beijing Chunlizhengda Medical Instruments Co. Ltd., H Shares(1)	5,000	12,586
Beijing Enterprises Clean Energy Group Ltd.(1)	1,000,000	11,533
24

Avantis Emerging Markets Equity Fund
	Shares	Value
Beijing Enterprises Holdings Ltd.	13,500	$46,459
Beijing Enterprises Urban Resources Group Ltd.(1)	96,000	9,854
Beijing Enterprises Water Group Ltd.(1)	60,000	24,746
Beijing North Star Co. Ltd., H Shares	4,000	684
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.(2)	9,000	12,410
Bilibili, Inc., ADR(1)	551	44,207
Binjiang Service Group Co. Ltd.	3,000	8,638
BOC Aviation Ltd.	8,500	63,722
Bosideng International Holdings Ltd.	134,000	109,392
Bright Scholar Education Holdings Ltd., ADR	109	366
Burning Rock Biotech Ltd., ADR(1)	365	6,800
BYD Co. Ltd., H Shares	13,000	437,048
BYD Electronic International Co. Ltd.(2)	21,500	98,350
C&D International Investment Group Ltd.(1)	11,000	22,560
C&D Property Management Group Co. Ltd.(1)	19,000	10,361
CA Cultural Technology Group Ltd.(1)(2)	4,000	1,411
Cabbeen Fashion Ltd.	11,000	4,821
Canaan, Inc., ADR(1)(2)	2,134	20,060
Canadian Solar, Inc.(1)	1,067	39,447
CanSino Biologics, Inc., H Shares(1)(2)	400	15,808
Canvest Environmental Protection Group Co. Ltd.	32,000	17,770
Cathay Media And Education Group, Inc.	12,000	4,811
Central China Management Co. Ltd.(2)	18,000	3,978
Central China New Life Ltd.(2)	5,000	3,603
Central China Real Estate Ltd.(2)	18,000	4,390
Changsha Broad Homes Industrial Group Co. Ltd., H Shares(1)	2,700	3,988
Chaowei Power Holdings Ltd.	36,000	11,153
Cheetah Mobile, Inc., ADR(1)(2)	309	627
China Aircraft Leasing Group Holdings Ltd.	1,000	706
China Aoyuan Group Ltd.	13,000	7,772
China Automotive Systems, Inc.(1)(2)	741	2,616
China Beststudy Education Group(1)	17,000	1,137
China BlueChemical Ltd., H Shares	98,000	30,367
China Bohai Bank Co. Ltd., H Shares	70,000	28,338
China Cinda Asset Management Co. Ltd., H Shares	236,000	41,857
China CITIC Bank Corp. Ltd., H Shares	165,000	75,855
China Coal Energy Co. Ltd., H Shares	13,000	9,272
China Communications Services Corp. Ltd., H Shares	82,000	43,575
China Conch Venture Holdings Ltd.	25,500	104,367
China Construction Bank Corp., H Shares	1,368,000	985,723
China Datang Corp. Renewable Power Co. Ltd., H Shares	74,000	21,505
China Dongxiang Group Co. Ltd.	210,000	24,830
China East Education Holdings Ltd.(1)	18,000	19,313
China Eastern Airlines Corp. Ltd., H Shares(1)	14,000	5,361
China Education Group Holdings Ltd.	33,000	62,391
China Energy Development Holdings Ltd.(1)	48,000	666
China Everbright Bank Co. Ltd., H Shares	87,000	31,183
China Everbright Environment Group Ltd.	144,000	99,557
China Everbright Greentech Ltd.(2)	31,000	10,631
China Everbright Ltd.	50,000	62,747
China Evergrande Group(2)	42,000	23,569
25

Avantis Emerging Markets Equity Fund
	Shares	Value
China Feihe Ltd.	78,000	$140,948
China First Capital Group Ltd.(1)	5,600	187
China Foods Ltd.	32,000	10,762
China Galaxy Securities Co. Ltd., H Shares	115,000	64,556
China Gas Holdings Ltd.	11,600	33,578
China Glass Holdings Ltd.(1)	44,000	24,056
China Grand Pharmaceutical and Healthcare Holdings Ltd., Class A	48,000	38,300
China Harmony Auto Holding Ltd.	31,500	17,750
China High Speed Transmission Equipment Group Co. Ltd.(1)	14,000	10,127
China Hongqiao Group Ltd.	73,000	108,275
China Huarong Asset Management Co. Ltd., H Shares(1)	330,000	28,428
China International Capital Corp. Ltd., H Shares	42,000	97,661
China Isotope & Radiation Corp.(2)	2,200	6,845
China Kepei Education Group Ltd.(2)	26,000	15,408
China Lesso Group Holdings Ltd.	42,000	89,895
China Life Insurance Co. Ltd., ADR(2)	17,023	143,163
China Lilang Ltd.	24,000	14,975
China Literature Ltd.(1)(2)	3,200	26,917
China Logistics Property Holdings Co. Ltd.(1)(2)	22,000	11,335
China Longyuan Power Group Corp. Ltd., H Shares	154,000	313,875
China Maple Leaf Educational Systems Ltd.(1)(2)	42,000	8,469
China Medical System Holdings Ltd.	73,000	143,282
China Meidong Auto Holdings Ltd.	20,000	100,317
China Mengniu Dairy Co. Ltd.(1)	72,000	433,063
China Merchants Bank Co. Ltd., H Shares	58,500	482,485
China Merchants Land Ltd.(1)	40,000	5,244
China Merchants Port Holdings Co. Ltd.	42,756	71,930
China Minsheng Banking Corp. Ltd., H Shares(2)	131,500	54,918
China Modern Dairy Holdings Ltd.(2)	139,000	27,845
China Molybdenum Co. Ltd., H Shares	102,000	79,577
China National Building Material Co. Ltd., H Shares	152,000	207,571
China New Higher Education Group Ltd.(2)	55,000	29,584
China Oil & Gas Group Ltd.(1)	40,000	2,163
China Oriental Group Co. Ltd.	26,000	9,608
China Pacific Insurance Group Co. Ltd., H Shares	49,200	138,664
China Petroleum & Chemical Corp., ADR(2)	4,752	228,049
China Pioneer Pharma Holdings Ltd.	22,000	4,493
China Power International Development Ltd.	195,000	78,742
China Railway Group Ltd., H Shares	72,000	34,483
China Railway Signal & Communication Corp. Ltd., H Shares	31,000	11,221
China Rare Earth Holdings Ltd.(1)(2)	68,000	7,775
China Reinsurance Group Corp., H Shares	43,000	4,474
China Renaissance Holdings Ltd.(1)	10,200	25,689
China Resources Beer Holdings Co. Ltd.	20,000	164,468
China Resources Cement Holdings Ltd.	92,000	90,205
China Resources Gas Group Ltd.	20,000	121,238
China Resources Land Ltd.	90,000	334,289
China Resources Medical Holdings Co. Ltd.	39,000	34,365
China Resources Mixc Lifestyle Services Ltd.	3,800	19,943
China Resources Pharmaceutical Group Ltd.	64,500	33,544
China Resources Power Holdings Co. Ltd.	76,000	186,757
26

Avantis Emerging Markets Equity Fund
	Shares	Value
China Sanjiang Fine Chemicals Co. Ltd.	48,000	$19,162
China SCE Group Holdings Ltd.	54,000	21,627
China Shengmu Organic Milk Ltd.(1)	55,000	4,246
China Shenhua Energy Co. Ltd., H Shares	67,000	148,158
China Shineway Pharmaceutical Group Ltd.	16,000	17,302
China South City Holdings Ltd.	148,000	13,692
China Southern Airlines Co. Ltd., H Shares(1)(2)	18,000	10,469
China Sunshine Paper Holdings Co. Ltd.(1)	7,000	1,734
China Suntien Green Energy Corp. Ltd., H Shares	103,000	65,243
China Taiping Insurance Holdings Co. Ltd.	67,800	99,062
China Tian Lun Gas Holdings Ltd.(2)	9,500	9,738
China Tobacco International HK Co. Ltd.(2)	3,000	5,979
China Tower Corp. Ltd., H Shares	1,296,000	169,992
China Traditional Chinese Medicine Holdings Co. Ltd.(1)	110,000	52,357
China Travel International Investment Hong Kong Ltd.(1)	60,000	8,394
China Vanke Co. Ltd., H Shares	37,300	100,641
China Water Affairs Group Ltd.	24,000	23,937
China Xinhua Education Group Ltd.	17,000	3,867
China XLX Fertiliser Ltd.	27,000	20,033
China Yongda Automobiles Services Holdings Ltd.	52,500	87,969
China Yuchai International Ltd.	512	7,296
China Yuhua Education Corp. Ltd.	64,000	34,199
China ZhengTong Auto Services Holdings Ltd.(1)	80,000	12,825
China Zhongwang Holdings Ltd.(1)(2)	86,400	18,663
Chongqing Rural Commercial Bank Co. Ltd., H Shares	90,000	34,429
CIFI Ever Sunshine Services Group Ltd.	20,000	41,315
CIFI Holdings Group Co. Ltd.	88,000	59,156
CIMC Enric Holdings Ltd.	12,000	17,628
CITIC Ltd.	74,000	91,940
CITIC Securities Co. Ltd., H Shares	58,500	148,167
CMGE Technology Group Ltd.(1)(2)	60,000	26,925
COFCO Joycome Foods Ltd.(2)	57,000	16,852
Cogobuy Group(1)(2)	23,000	8,736
Colour Life Services Group Co. Ltd.(1)(2)	2,000	690
Concord New Energy Group Ltd.	350,000	35,027
Consun Pharmaceutical Group Ltd.	29,000	13,644
Coolpad Group Ltd.(1)	372,000	13,114
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	20,000	7,800
COSCO SHIPPING Holdings Co. Ltd., Class H(1)(2)	115,049	217,142
COSCO SHIPPING International Hong Kong Co. Ltd.(2)	16,000	5,345
COSCO SHIPPING Ports Ltd.	43,929	36,531
Country Garden Holdings Co. Ltd.	114,123	126,140
Country Garden Services Holdings Co. Ltd.	23,000	175,506
CPMC Holdings Ltd.	28,000	16,745
Crazy Sports Group Ltd.(1)(2)	124,000	8,151
CSPC Pharmaceutical Group Ltd.	313,200	397,326
CStone Pharmaceuticals(1)	4,500	7,596
Dada Nexus Ltd., ADR(1)	226	5,352
DaFa Properties Group Ltd.	2,000	1,724
Dali Foods Group Co. Ltd.	80,000	44,810
Daqo New Energy Corp., ADR(1)	2,018	123,724
27

Avantis Emerging Markets Equity Fund
	Shares	Value
Datang International Power Generation Co. Ltd., H Shares	6,000	$1,033
Dawnrays Pharmaceutical Holdings Ltd.	7,000	1,442
Dexin China Holdings Co. Ltd.(1)	5,000	1,827
DiDi Global, Inc., ADR(1)(2)	1,643	13,505
Differ Group Holding Co. Ltd.(1)	192,000	66,480
Digital China Holdings Ltd.	27,000	16,838
Dongfeng Motor Group Co. Ltd., Class H	82,000	89,789
Dongyue Group Ltd.(2)	57,000	196,069
DouYu International Holdings Ltd., ADR(1)	1,695	7,255
Duiba Group Ltd.(1)	16,000	4,409
E-House China Enterprise Holdings Ltd.	48,000	13,581
Edvantage Group Holdings Ltd.(2)	14,000	9,957
ENN Energy Holdings Ltd.	13,300	263,176
Essex Bio-technology Ltd.(2)	21,000	17,705
Fanhua, Inc., ADR(2)	2,119	30,344
Fantasia Holdings Group Co. Ltd.(1)(2)	48,000	4,372
FIH Mobile Ltd.(1)(2)	126,000	18,781
FinVolution Group, ADR	7,304	44,481
First Tractor Co. Ltd., H Shares(2)	12,000	6,478
Flat Glass Group Co. Ltd., H Shares	4,000	23,380
Fosun International Ltd.	67,000	84,748
Fountain SET Holdings Ltd.	6,000	1,043
FriendTimes, Inc.	28,000	5,110
Fu Shou Yuan International Group Ltd.	47,000	42,395
Fufeng Group Ltd.(1)	69,000	26,301
Fuyao Glass Industry Group Co. Ltd., H Shares	15,200	93,538
Ganfeng Lithium Co. Ltd., H Shares	1,600	36,863
GCL-Poly Energy Holdings Ltd.(1)	555,000	79,238
GDS Holdings Ltd., ADR(1)	1,596	93,334
Geely Automobile Holdings Ltd.	115,000	416,786
Gemdale Properties & Investment Corp. Ltd.	316,000	35,438
Genertec Universal Medical Group Co. Ltd.	42,500	34,577
GF Securities Co. Ltd., H Shares	28,000	49,757
Global Cord Blood Corp.(1)(2)	2,020	9,999
Glory Sun Financial Group Ltd.(1)	140,000	4,174
Goodbaby International Holdings Ltd.(1)	58,000	9,603
Great Wall Motor Co. Ltd., H Shares	85,500	394,354
Greatview Aseptic Packaging Co. Ltd.	30,000	12,339
Greenland Hong Kong Holdings Ltd.	22,000	6,105
Greentown China Holdings Ltd.(2)	16,000	24,543
Greentown Management Holdings Co. Ltd.	22,000	10,650
Guangdong Investment Ltd.	44,000	61,106
Guangzhou Automobile Group Co. Ltd., H Shares	44,000	44,300
Guangzhou R&F Properties Co. Ltd., H Shares	88,000	75,030
Guorui Properties Ltd.(1)	29,000	1,229
Guotai Junan Securities Co. Ltd., H Shares(1)	4,400	6,149
Haichang Ocean Park Holdings Ltd.(1)	83,000	14,085
Haidilao International Holding Ltd.(2)	8,000	32,649
Haier Smart Home Co. Ltd., H Shares	34,800	131,092
Hainan Meilan International Airport Co. Ltd., H Shares(1)	7,000	22,049
Haitian International Holdings Ltd.	24,000	91,765
28

Avantis Emerging Markets Equity Fund
	Shares	Value
Haitong Securities Co. Ltd., H Shares	36,400	$33,631
Hangzhou Tigermed Consulting Co. Ltd., H Shares	1,100	19,517
Hansoh Pharmaceutical Group Co. Ltd.	16,000	43,625
Harbin Electric Co. Ltd., H Shares	4,000	1,316
Hebei Construction Group Corp. Ltd., H Shares	3,000	917
Hello Group, Inc., ADR	7,060	92,768
Hengan International Group Co. Ltd.	28,000	162,150
Hi Sun Technology China Ltd.(1)	57,000	9,635
Hisense Home Appliances Group Co. Ltd., H Shares	16,000	18,784
Hollysys Automation Technologies Ltd.	3,109	61,092
Homeland Interactive Technology Ltd.(1)(2)	24,000	7,787
Hope Education Group Co. Ltd.	118,000	20,059
Hopson Development Holdings Ltd.	24,000	93,497
Hua Hong Semiconductor Ltd.(1)(2)	9,000	52,967
Hua Medicine(1)	8,500	5,016
Huabao International Holdings Ltd.(2)	29,000	69,357
Huadian Power International Corp. Ltd., H Shares	30,000	10,181
Huaneng Power International, Inc., H Shares	98,000	47,404
Huatai Securities Co. Ltd., H Shares	51,400	73,729
Huaxi Holdings Co. Ltd.	4,000	1,286
Huazhong In-Vehicle Holdings Co. Ltd.(2)	40,000	21,535
Huazhu Group Ltd., ADR(1)	5,798	279,985
Huijing Holdings Co. Ltd.(2)	26,000	6,528
HUYA, Inc., ADR(1)	1,399	14,955
I-Mab, ADR(1)	310	21,985
iDreamSky Technology Holdings Ltd.(1)	9,600	5,822
IMAX China Holding, Inc.	4,700	6,834
Industrial & Commercial Bank of China Ltd., H Shares	755,000	420,440
Inke Ltd.(1)	38,000	8,800
Innovent Biologics, Inc.(1)	4,000	32,299
International Alliance Financial Leasing Co. Ltd.(1)	24,000	7,874
iQIYI, Inc., ADR(1)(2)	6,898	62,496
JD Health International, Inc.(1)(2)	1,750	16,373
JD.com, Inc., ADR(1)	8,848	695,099
JH Educational Technology, Inc.(1)	14,000	3,928
JHBP CY Holdings Ltd.(1)	2,500	3,511
Jiangsu Expressway Co. Ltd., H Shares	44,000	45,643
Jiangxi Copper Co. Ltd., H Shares	22,000	44,515
Jiayuan International Group Ltd.	52,000	20,657
Jinchuan Group International Resources Co. Ltd.(2)	172,000	30,624
Jingrui Holdings Ltd.(1)	6,000	1,955
Jinke Smart Services Group Co. Ltd., H Shares	900	5,788
JinkoSolar Holding Co. Ltd., ADR(1)(2)	1,076	52,939
Jinxin Fertility Group Ltd.(1)	26,000	41,315
JNBY Design Ltd.	11,500	27,278
JOYY, Inc., ADR	959	60,705
Jutal Offshore Oil Services Ltd.	46,000	5,560
Kaisa Group Holdings Ltd.(1)	76,571	25,488
Kaisa Prosperity Holdings Ltd.(1)	3,750	11,824
Kandi Technologies Group, Inc.(1)(2)	639	3,208
Kangji Medical Holdings Ltd.(2)	7,500	10,504
29

Avantis Emerging Markets Equity Fund
	Shares	Value
Kasen International Holdings Ltd.(1)	37,000	$3,799
KE Holdings, Inc., ADR(1)	1,641	29,686
Kingboard Holdings Ltd.	29,000	142,591
Kingboard Laminates Holdings Ltd.	32,500	63,910
Kingdee International Software Group Co. Ltd.(1)	29,000	105,600
Kingsoft Corp. Ltd.	12,000	48,137
Kuaishou Technology(1)(2)	1,600	17,458
Kunlun Energy Co. Ltd.	122,000	129,032
KWG Group Holdings Ltd.	61,500	64,747
KWG Living Group Holdings Ltd.	45,500	38,171
Lee & Man Chemical Co. Ltd.	4,000	3,084
Lee & Man Paper Manufacturing Ltd.	55,000	48,271
Lee's Pharmaceutical Holdings Ltd.(2)	11,000	5,705
Lenovo Group Ltd.	130,000	143,394
LexinFintech Holdings Ltd., ADR(1)	6,546	45,560
Li Auto, Inc., ADR(1)	3,391	104,646
Li Ning Co. Ltd.	59,500	797,881
Lifetech Scientific Corp.(1)	70,000	37,833
LightInTheBox Holding Co. Ltd., ADR(1)(2)	2,012	2,736
Logan Group Co. Ltd.	30,000	35,759
Longfor Group Holdings Ltd.	43,500	188,238
Lonking Holdings Ltd.	94,000	29,469
Lufax Holding Ltd., ADR(1)	2,836	24,588
Luokung Technology Corp.(1)	3,718	5,837
Luoyang Glass Co. Ltd., H Shares(1)	6,000	10,694
Luye Pharma Group Ltd.(1)(2)	75,000	39,919
LVGEM China Real Estate Investment Co. Ltd.(1)	34,000	7,905
Maanshan Iron & Steel Co. Ltd., H Shares	4,000	2,286
Maoyan Entertainment(1)(2)	11,000	14,492
Meitu, Inc.(1)	51,500	12,312
Meituan, Class B(1)	13,600	434,854
Metallurgical Corp. of China Ltd., H Shares	5,000	1,989
Midea Real Estate Holding Ltd.(2)	12,600	24,968
Minsheng Education Group Co. Ltd.(1)	34,000	5,318
Minth Group Ltd.	14,000	58,104
MMG Ltd.(1)	112,000	53,944
Mulsanne Group Holding Ltd.(1)(2)	12,500	9,689
Nam Tai Property, Inc.(1)(2)	124	3,218
NetDragon Websoft Holdings Ltd.	14,000	31,301
NetEase, Inc., ADR	7,040	685,837
New China Life Insurance Co. Ltd., H Shares	25,700	75,654
New Oriental Education & Technology Group, Inc., ADR(1)	13,569	30,666
Newborn Town, Inc.(1)(2)	8,000	5,016
Nexteer Automotive Group Ltd.	41,000	46,174
Nine Dragons Paper Holdings Ltd.	70,000	95,628
NIO, Inc., ADR(1)	6,261	246,120
NiSun International Enterprise Development Group Co. Ltd.(1)(2)	338	3,238
Niu Technologies, ADR(1)(2)	1,256	33,774
Noah Holdings Ltd., ADR(1)	1,661	64,746
Nongfu Spring Co. Ltd., H Shares(2)	3,800	20,109
Ocumension Therapeutics(1)(2)	1,500	3,671
30

Avantis Emerging Markets Equity Fund
	Shares	Value
Pacific Millennium Packaging Group Corp.	2,000	$1,602
Pacific Online Ltd.	6,000	1,219
PAX Global Technology Ltd.	49,000	60,581
People's Insurance Co. Group of China Ltd. (The), H Shares	124,000	38,251
PetroChina Co. Ltd., ADR(2)	4,449	194,021
Pharmaron Beijing Co. Ltd., H Shares	1,100	24,406
PICC Property & Casualty Co. Ltd., H Shares	240,000	216,987
Pinduoduo, Inc., ADR(1)	1,796	179,636
Ping An Healthcare and Technology Co. Ltd.(1)(2)	5,200	38,431
Ping An Insurance Group Co. of China Ltd., H Shares	95,506	739,510
Poly Property Group Co. Ltd.	120,000	31,752
Poly Property Services Co. Ltd.(2)	2,200	13,448
Postal Savings Bank of China Co. Ltd., H Shares	175,000	126,074
Pou Sheng International Holdings Ltd.(1)	90,000	18,196
Powerlong Commercial Management Holdings Ltd.	8,500	23,567
Powerlong Real Estate Holdings Ltd.	31,000	25,184
Prinx Chengshan Holdings Ltd.(2)	6,000	5,946
PW Medtech Group Ltd.	7,000	1,169
Q Technology Group Co. Ltd.	18,000	31,601
Qingling Motors Co. Ltd., H Shares	6,000	1,547
Qudian, Inc., ADR(1)(2)	12,033	20,456
Radiance Holdings Group Co. Ltd.(1)	9,000	5,443
Redco Properties Group Ltd.	22,000	7,499
Redsun Properties Group Ltd.	51,000	17,731
Road King Infrastructure Ltd.	5,000	5,680
Ronshine China Holdings Ltd.(1)(2)	11,000	5,941
Sany Heavy Equipment International Holdings Co. Ltd.	50,000	64,252
Scholar Education Group(2)	5,000	1,313
Seazen Group Ltd.(1)	100,000	88,569
Shandong Gold Mining Co. Ltd., H Shares(2)	13,250	21,411
Shandong Molong Petroleum Machinery Co. Ltd., H Shares(1)	12,800	7,944
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	60,000	98,726
Shanghai Electric Group Co. Ltd., H Shares	40,000	11,359
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares(2)	3,500	22,453
Shanghai Fudan Microelectronics Group Co. Ltd., H Shares(1)	4,000	12,391
Shanghai Haohai Biological Technology Co. Ltd., H Shares	200	1,699
Shanghai Industrial Holdings Ltd.	18,000	27,971
Shanghai Industrial Urban Development Group Ltd.	1,600	132
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	30,200	59,912
Sheng Ye Capital Ltd.(2)	16,500	20,970
Shenzhen Expressway Co. Ltd., H Shares	18,000	17,267
Shenzhen International Holdings Ltd.	21,500	28,056
Shenzhen Investment Ltd.	152,000	45,117
Shenzhou International Group Holdings Ltd.	14,000	303,466
Shimao Group Holdings Ltd.	20,000	41,326
Shimao Services Holdings Ltd.	5,000	11,715
Shoucheng Holdings Ltd.	33,200	7,135
Shougang Fushan Resources Group Ltd.	62,000	19,901
Shui On Land Ltd.(1)	249,000	40,638
Sihuan Pharmaceutical Holdings Group Ltd.(2)	105,000	31,183
Silver Grant International Holdings Group Ltd.(1)	8,000	619
31

Avantis Emerging Markets Equity Fund
	Shares	Value
Sino Biopharmaceutical Ltd.	321,500	$268,895
Sino-Ocean Group Holding Ltd.	169,000	34,696
Sinopec Engineering Group Co. Ltd., H Shares	44,000	23,314
Sinopec Kantons Holdings Ltd.	30,000	11,093
Sinopec Shanghai Petrochemical Co. Ltd., ADR(2)	365	7,880
Sinopharm Group Co. Ltd., H Shares	28,800	74,117
Sinosoft Technology Group Ltd.	22,000	3,136
Sinotrans Ltd., H Shares	4,000	1,629
Sinotruk Hong Kong Ltd.	28,000	55,167
Skyfame Realty Holdings Ltd.	46,000	5,501
Skyworth Group Ltd.(1)	40,487	12,649
So-Young International, Inc., ADR(1)(2)	363	2,124
Sogou, Inc., ADR(1)(2)	1,368	12,079
SOHO China Ltd.(1)(2)	54,500	22,375
Sohu.com Ltd., ADR(1)	1,060	24,804
Sparkle Roll Group Ltd.(1)	136,000	2,973
SSY Group Ltd.	54,000	33,506
Sun King Technology Group Ltd.(1)(2)	42,000	24,003
Sunac China Holdings Ltd.	101,000	258,238
Sunac Services Holdings Ltd.(1)	15,386	40,084
Sunny Optical Technology Group Co. Ltd.	17,300	523,525
Suoxinda Holdings Ltd.(1)	8,000	6,912
TCL Electronics Holdings Ltd.(1)	38,000	20,131
Tencent Holdings Ltd.	41,900	2,587,861
Tencent Music Entertainment Group, ADR(1)	3,456	30,551
Tian Ge Interactive Holdings Ltd.(1)	5,000	637
Tiangong International Co. Ltd.(2)	44,000	28,950
Tianjin Port Development Holdings Ltd.	12,000	985
Tianli Education International Holdings Ltd.(1)	68,000	17,579
Tianneng Power International Ltd.(2)	38,000	50,857
Times China Holdings Ltd.	11,000	11,366
Tingyi Cayman Islands Holding Corp.	92,000	163,829
Tong Ren Tang Technologies Co. Ltd., H Shares	25,000	18,623
Tongcheng-Elong Holdings Ltd.(1)	14,800	34,502
Tongda Group Holdings Ltd.(1)(2)	170,000	5,465
Topsports International Holdings Ltd.	52,000	68,563
Towngas China Co. Ltd.(1)	27,000	19,649
TravelSky Technology Ltd., H Shares	13,000	24,352
Trigiant Group Ltd.(1)	6,000	531
Trip.com Group Ltd., ADR(1)	5,409	164,920
Tsingtao Brewery Co. Ltd., H Shares	14,000	114,554
Uni-President China Holdings Ltd.	59,000	55,764
United Strength Power Holdings Ltd.	2,000	2,349
Up Fintech Holding Ltd., ADR(1)(2)	818	11,272
Uxin Ltd., ADR(1)(2)	1,379	4,923
Vinda International Holdings Ltd.(2)	17,000	50,107
Viomi Technology Co. Ltd., ADR(1)(2)	993	5,044
Vipshop Holdings Ltd., ADR(1)	18,018	266,486
Want Want China Holdings Ltd.	194,000	131,834
Wasion Holdings Ltd.	28,000	9,163
Weibo Corp., ADR(1)	2,134	107,810
32

Avantis Emerging Markets Equity Fund
	Shares	Value
Weichai Power Co. Ltd., H Shares	61,000	$153,924
Weiqiao Textile Co., H Shares	25,500	9,433
West China Cement Ltd.	94,000	14,991
Wharf Holdings Ltd. (The)	48,000	162,003
Wisdom Education International Holdings Co. Ltd.(2)	40,000	8,032
Wuling Motors Holdings Ltd.(2)	60,000	11,667
WuXi AppTec Co. Ltd., H Shares	2,207	44,014
Wuxi Biologics Cayman, Inc.(1)	21,500	332,862
XD, Inc.(1)	5,000	26,541
Xiabuxiabu Catering Management China Holdings Co. Ltd.(1)	21,000	18,556
Xiamen International Port Co. Ltd., H Shares	8,000	885
Xin Point Holdings Ltd.	12,000	5,192
Xingda International Holdings Ltd.	30,896	6,978
Xinhua Winshare Publishing and Media Co. Ltd., H Shares	16,000	11,232
Xinjiang Goldwind Science & Technology Co. Ltd., H Shares	9,000	17,254
Xinyi Energy Holdings Ltd.	56,000	34,251
Xinyi Solar Holdings Ltd.	124,541	301,412
XPeng, Inc., ADR(1)(2)	2,523	107,228
XTEP International Holdings Ltd.(2)	83,500	142,390
Xunlei Ltd., ADR(1)(2)	887	3,317
Yadea Group Holdings Ltd.	46,000	81,849
Yanzhou Coal Mining Co. Ltd., H Shares	80,000	139,450
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., H Shares(2)	8,800	6,100
Yidu Tech, Inc.(1)	1,600	7,041
Yihai International Holding Ltd.(1)(2)	8,000	43,280
Yincheng International Holding Co. Ltd.(2)	4,000	1,587
Youdao, Inc., ADR(1)(2)	285	3,605
YuanShengTai Dairy Farm Ltd.(1)	41,000	1,874
Yuexiu Property Co. Ltd.	44,800	41,995
Yuexiu Transport Infrastructure Ltd.	54,000	31,845
Yum China Holdings, Inc.	11,200	689,472
Yuzhou Group Holdings Co. Ltd.(2)	46,373	8,938
Zengame Technology Holding Ltd.	48,000	7,728
Zepp Health Corp., ADR(1)(2)	940	10,227
Zhaojin Mining Industry Co. Ltd., H Shares	15,500	12,660
Zhejiang Expressway Co. Ltd., H Shares	60,000	52,615
Zhengzhou Coal Mining Machinery Group Co. Ltd., H Shares(2)	6,400	8,030
Zhenro Properties Group Ltd.(2)	71,000	41,445
Zhenro Services Group Ltd.	12,000	7,704
ZhongAn Online P&C Insurance Co. Ltd., H Shares(1)(2)	2,200	10,727
Zhongliang Holdings Group Co. Ltd.(2)	34,000	20,084
Zhongsheng Group Holdings Ltd.	19,500	163,039
Zhou Hei Ya International Holdings Co. Ltd.(1)(2)	32,500	33,451
Zhuguang Holdings Group Co. Ltd.(2)	66,000	14,595
Zijin Mining Group Co. Ltd., H Shares	120,000	169,797
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	14,800	14,103
ZTO Express Cayman, Inc., ADR	7,927	223,621
		35,648,494
Colombia — 0.2%
Banco Davivienda SA, Preference Shares	3,823	33,066
Bancolombia SA	2,522	20,789
33

Avantis Emerging Markets Equity Fund
	Shares	Value
Bancolombia SA, ADR	1,118	$37,173
Cementos Argos SA	12,288	19,235
Corp. Financiera Colombiana SA(1)	3,119	23,634
Ecopetrol SA, ADR(2)	2,594	36,212
Grupo Argos SA	6,893	20,007
Grupo Aval Acciones y Valores SA, Preference Shares	3,792	1,127
Interconexion Electrica SA ESP	10,304	62,057
		253,300
Czech Republic — 0.2%
CEZ AS	2,792	88,009
Komercni banka AS(1)	1,832	70,442
Moneta Money Bank AS(1)	7,240	29,396
		187,847
Egypt — 0.1%
Commercial International Bank Egypt S.A.E., GDR(1)	36,536	106,184
Greece — 0.4%
Alpha Services and Holdings SA(1)	68,380	94,796
Athens Water Supply & Sewage Co. SA	574	5,666
Attica Bank SA(1)	2,201	343
Ellaktor SA(1)	4,161	7,623
Eurobank Ergasias Services and Holdings SA(1)	43,758	41,700
Fourlis Holdings SA(1)	301	1,594
GEK Terna Holding Real Estate Construction SA(1)	2,775	31,913
Hellenic Exchanges - Athens Stock Exchange SA	1,076	4,986
Hellenic Petroleum SA	215	1,535
Hellenic Telecommunications Organization SA	2,778	54,685
JUMBO SA	2,807	44,089
Motor Oil Hellas Corinth Refineries SA(1)	2,389	39,477
Mytilineos SA	1,153	21,646
National Bank of Greece SA(1)	15,560	47,040
Piraeus Financial Holdings SA(1)	6,781	11,441
Public Power Corp. SA(1)	2,100	24,875
Terna Energy SA	969	13,857
Titan Cement International SA(1)	452	8,485
Viohalco SA	450	2,516
		458,267
Hong Kong†
Brilliance China Automotive Holdings Ltd.(1)	60,000	23,188
Hungary — 0.3%
Magyar Telekom Telecommunications plc	10,305	15,024
MOL Hungarian Oil & Gas plc	13,156	107,866
OTP Bank Nyrt(1)	2,491	150,436
Richter Gedeon Nyrt	2,106	63,123
		336,449
India — 13.3%
3M India Ltd.(1)	18	6,007
Aarti Drugs Ltd.	1,000	8,431
Aarti Industries Ltd.	4,454	57,112
ACC Ltd.	1,934	63,816
Adani Enterprises Ltd.	2,527	54,889
Adani Green Energy Ltd.(1)	1,411	20,604
34

Avantis Emerging Markets Equity Fund
	Shares	Value
Adani Ports & Special Economic Zone Ltd.	7,573	$77,356
Adani Power Ltd.(1)	15,009	20,171
Adani Total Gas Ltd.	5,496	109,091
Adani Transmission Ltd.(1)	2,093	45,206
Aditya Birla Capital Ltd.(1)	10,997	16,187
AIA Engineering Ltd.	587	16,238
Ajanta Pharma Ltd.	170	5,183
Akzo Nobel India Ltd.	222	6,719
Alembic Ltd.	2,801	4,008
Alembic Pharmaceuticals Ltd.	2,681	27,551
Alkyl Amines Chemicals	545	31,903
Allcargo Logistics Ltd.	2,673	7,952
Amara Raja Batteries Ltd.	2,568	24,559
Ambuja Cements Ltd.	12,321	70,914
Apar Industries Ltd.	1,193	10,714
APL Apollo Tubes Ltd.(1)	2,686	61,015
Apollo Hospitals Enterprise Ltd.	1,499	101,880
Apollo Tyres Ltd.	12,842	37,359
Arvind Ltd.(1)	8,116	10,039
Ashok Leyland Ltd.	5,779	9,687
Ashoka Buildcon Ltd.(1)	5,427	7,410
Asian Paints Ltd.	2,505	109,735
Aster DM Healthcare Ltd.(1)	2,223	6,511
Astral Ltd.	974	27,167
AstraZeneca Pharma India Ltd.	87	3,702
Atul Ltd.	395	49,344
AU Small Finance Bank Ltd.(1)	1,099	16,977
Aurobindo Pharma Ltd.	5,705	56,751
Avanti Feeds Ltd.	2,167	16,668
Avenue Supermarts Ltd.(1)	481	26,026
Axis Bank Ltd., GDR(1)	3,747	207,185
Bajaj Auto Ltd.	1,052	53,626
Bajaj Consumer Care Ltd.	4,232	14,224
Bajaj Electricals Ltd.(1)	2,160	35,866
Bajaj Finance Ltd.	1,547	158,921
Bajaj Finserv Ltd.	254	59,492
Bajaj Hindusthan Sugar Ltd.(1)	46,281	9,209
Balkrishna Industries Ltd.	2,349	73,710
Balrampur Chini Mills Ltd.	8,310	41,921
Bandhan Bank Ltd.	17,175	66,897
BASF India Ltd.	481	23,583
Bata India Ltd.	1,352	32,776
Bayer CropScience Ltd.	144	10,927
Berger Paints India Ltd.	1,983	22,271
Bhansali Engineering Polymers Ltd.	2,839	7,132
Bharat Electronics Ltd.	8,283	21,132
Bharat Forge Ltd.	5,344	56,013
Bharat Heavy Electricals Ltd.(1)	16,350	11,736
Bharat Petroleum Corp. Ltd.	13,411	86,411
Bharat Rasayan Ltd.	54	9,480
Bharti Airtel Ltd.(1)	26,351	239,112
35

Avantis Emerging Markets Equity Fund
	Shares	Value
Biocon Ltd.(1)	5,175	$25,403
Birla Corp. Ltd.(1)	1,175	21,746
Birlasoft Ltd.	11,057	63,054
Blue Dart Express Ltd.	129	10,341
Blue Star Ltd.	2,183	23,130
Bombay Burmah Trading Co.	1,082	17,596
Borosil Renewables Ltd.(1)	1,727	6,951
Bosch Ltd.	97	18,393
Brigade Enterprises Ltd.	5,282	24,165
Britannia Industries Ltd.	1,087	59,408
BSE Ltd.	576	9,440
Can Fin Homes Ltd.	1,008	7,865
Canara Bank(1)	5,192	11,277
Capacit'e Infraprojects Ltd.(1)	3,479	7,094
Capri Global Capital Ltd.	800	5,570
Carborundum Universal Ltd.	4,191	47,564
Care Ratings Ltd.	1,529	14,161
Castrol India Ltd.	12,451	22,826
CCL Products India Ltd.	1,635	9,012
Ceat Ltd.	1,095	19,142
Central Depository Services India Ltd.	1,383	22,474
Century Plyboards India Ltd.	3,085	16,996
Century Textiles & Industries Ltd.	2,492	26,477
Cera Sanitaryware Ltd.	105	6,383
CESC Ltd.	1,483	16,318
CG Power & Industrial Solutions Ltd.(1)	22,490	26,359
Chambal Fertilizers and Chemicals Ltd.	4,955	21,756
Cholamandalam Financial Holdings Ltd.	962	9,010
Cholamandalam Investment and Finance Co. Ltd.	10,431	79,014
Cipla Ltd.	7,774	100,827
City Union Bank Ltd.	11,557	23,999
Coal India Ltd.	19,124	38,149
Cochin Shipyard Ltd.	945	4,598
Coforge Ltd.	586	41,755
Colgate-Palmolive India Ltd.	2,070	47,953
Computer Age Management Services Ltd.	187	9,762
Container Corp. of India Ltd.	8,549	79,372
Coromandel International Ltd.	3,000	32,550
Cosmo Films Ltd.	943	17,126
CreditAccess Grameen Ltd.(1)	1,710	16,406
CRISIL Ltd.	173	6,468
Crompton Greaves Consumer Electricals Ltd.	5,001	32,369
CSB Bank Ltd.(1)	2,166	8,803
Cummins India Ltd.	4,689	64,105
Cyient Ltd.	4,369	58,442
Dabur India Ltd.	4,712	40,078
Dalmia Bharat Ltd.(1)	2,955	88,825
Dalmia Bharat Sugar & Industries Ltd.(1)	1,638	9,675
DCB Bank Ltd.(1)	7,572	9,535
DCM Shriram Ltd.	3,063	37,284
Deepak Nitrite Ltd.	2,699	84,262
36

Avantis Emerging Markets Equity Fund
	Shares	Value
Delta Corp. Ltd.	3,208	$7,944
Dhani Services Ltd.(1)	4,561	12,429
Dilip Buildcon Ltd.	1,435	9,980
Dish TV India Ltd.(1)	40,713	7,016
Divi's Laboratories Ltd.	499	35,330
Dixon Technologies India Ltd.(1)	770	43,783
DLF Ltd.	9,125	39,957
Dr Lal PathLabs Ltd.	340	18,825
Dr Reddy's Laboratories Ltd., ADR	1,238	79,492
Dwarikesh Sugar Industries Ltd.	7,500	7,230
eClerx Services Ltd.	985	30,479
Edelweiss Financial Services Ltd.	15,782	17,531
Eicher Motors Ltd.	580	21,235
EID Parry India Ltd.(1)	2,444	13,497
Emami Ltd.	4,095	33,436
Endurance Technologies Ltd.	938	21,329
Engineers India Ltd.	11,169	11,162
EPL Ltd.	3,140	9,991
Equitas Holdings Ltd.	6,013	9,693
Eris Lifesciences Ltd.	765	7,648
Escorts Ltd.	1,448	26,639
Exide Industries Ltd.	14,677	32,346
FDC Ltd.(1)	1,453	6,869
Federal Bank Ltd.	39,757	44,102
Fine Organic Industries Ltd.	202	7,853
Finolex Cables Ltd.	4,004	25,506
Force Motors Ltd.	351	6,517
Fortis Healthcare Ltd.(1)	5,887	23,357
Future Lifestyle Fashions Ltd.(1)	1,257	859
GAIL India Ltd.	13,719	27,374
Galaxy Surfactants Ltd.	260	11,217
GHCL Ltd.	1,717	8,717
Gillette India Ltd.	152	12,114
Glenmark Pharmaceuticals Ltd.	7,097	51,482
Globus Spirits Ltd.	926	12,577
GMR Infrastructure Ltd.(1)	15,059	5,978
Godawari Power and Ispat Ltd.	740	11,704
Godrej Consumer Products Ltd.(1)	1,224	18,408
Godrej Industries Ltd.(1)	830	6,339
Godrej Properties Ltd.(1)	672	13,685
Gokaldas Exports Ltd.(1)	4,153	10,691
Granules India Ltd.	4,707	21,323
Graphite India Ltd.	1,876	16,391
Grasim Industries Ltd.	6,093	124,912
Great Eastern Shipping Co. Ltd. (The)	5,941	29,237
Greaves Cotton Ltd.	5,350	9,948
Greenply Industries Ltd.	3,388	8,292
Gujarat Alkalies & Chemicals Ltd.	1,841	11,448
Gujarat Ambuja Exports Ltd.	2,194	5,491
Gujarat Fluorochemicals Ltd.(1)	757	18,232
Gujarat Gas Ltd.	4,001	39,534
37

Avantis Emerging Markets Equity Fund
	Shares	Value
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	2,250	$10,223
Gujarat Pipavav Port Ltd.	11,395	15,853
Gujarat State Petronet Ltd.	8,813	42,252
Happiest Minds Technologies Ltd.	520	10,149
Havells India Ltd.	1,048	18,179
HBL Power Systems Ltd.	15,215	10,491
HCL Technologies Ltd.	18,615	300,955
HDFC Asset Management Co. Ltd.	651	27,354
HDFC Life Insurance Co. Ltd.	2,238	21,968
HEG Ltd.	507	15,582
HeidelbergCement India Ltd.	3,441	12,453
Hero MotoCorp Ltd.	2,885	108,124
HFCL Ltd.(1)	28,396	26,359
HG Infra Engineering Ltd.	1,319	10,097
Hikal Ltd.	2,164	18,713
HIL Ltd.	97	7,525
Himatsingka Seide Ltd.	1,947	6,664
Hindalco Industries Ltd.	32,613	208,585
Hinduja Global Solutions Ltd.	354	13,307
Hindustan Oil Exploration Co. Ltd.(1)	4,116	9,329
Hindustan Petroleum Corp. Ltd.	16,896	61,590
Hindustan Unilever Ltd.	5,983	222,828
Housing Development Finance Corp. Ltd.	9,037	345,177
HSIL Ltd.	3,207	9,590
ICICI Bank Ltd., ADR	10,795	211,798
ICICI Lombard General Insurance Co. Ltd.	836	18,234
ICICI Prudential Life Insurance Co. Ltd.	1,107	9,981
ICICI Securities Ltd.	1,089	10,744
IDFC First Bank Ltd.(1)	44,778	26,277
IDFC Ltd.(1)	37,557	25,814
IFB Industries Ltd.(1)	268	3,362
IFCI Ltd.(1)	32,831	5,153
IIFL Finance Ltd.	7,853	30,318
IIFL Securities Ltd.	5,318	6,778
India Cements Ltd. (The)	5,655	12,647
Indiabulls Housing Finance Ltd.	10,177	31,155
Indiabulls Real Estate Ltd.(1)	5,663	10,556
IndiaMart InterMesh Ltd.	217	23,273
Indian Bank	3,251	5,552
Indian Energy Exchange Ltd.	2,436	16,812
Indian Hotels Co. Ltd. (The)	7,143	13,703
Indian Oil Corp. Ltd.	26,628	40,352
Indian Railway Catering & Tourism Corp. Ltd.	431	16,222
Indo Count Industries Ltd.	3,348	10,737
Indraprastha Gas Ltd.	1,402	10,463
Indus Towers Ltd.	8,585	25,271
Info Edge India Ltd.	1,068	90,201
Infosys Ltd., ADR	29,713	707,764
Inox Leisure Ltd.(1)	3,720	15,738
Inox Wind Ltd.(1)	5,788	8,457
Intellect Design Arena Ltd.(1)	2,778	24,728
38

Avantis Emerging Markets Equity Fund
	Shares	Value
InterGlobe Aviation Ltd.(1)	1,748	$45,568
IOL Chemicals and Pharmaceuticals Ltd.	943	7,202
IRB Infrastructure Developers Ltd.(1)	9,082	20,484
J Kumar Infraprojects Ltd.	3,364	9,242
Jagran Prakashan Ltd.(1)	9,956	7,698
Jaiprakash Associates Ltd.(1)	47,432	5,129
Jammu & Kashmir Bank Ltd. (The)(1)	15,605	7,521
JB Chemicals & Pharmaceuticals Ltd.	959	22,345
Jindal Poly Films Ltd.	790	10,542
Jindal Saw Ltd.	8,035	12,942
Jindal Stainless Hisar Ltd.(1)	2,893	11,220
Jindal Stainless Ltd.(1)	5,231	10,750
Jindal Steel & Power Ltd.(1)	11,702	60,206
JK Cement Ltd.	990	44,333
JK Lakshmi Cement Ltd.	2,586	25,074
JK Paper Ltd.	2,723	9,099
JK Tyre & Industries Ltd.	14,652	29,067
JM Financial Ltd.	20,259	25,574
JSW Energy Ltd.	10,448	37,803
JSW Steel Ltd.	20,919	196,460
Jubilant Foodworks Ltd.	1,438	78,516
Jubilant Ingrevia Ltd.	2,179	22,207
Jubilant Pharmova Ltd.	2,179	19,766
Just Dial Ltd.(1)	979	12,733
Jyothy Labs Ltd.	4,782	10,582
Kajaria Ceramics Ltd.	1,642	26,411
Kalpataru Power Transmission Ltd.	3,140	17,664
Karnataka Bank Ltd. (The)	4,895	4,127
Karur Vysya Bank Ltd. (The)	21,540	12,936
Kaveri Seed Co. Ltd.	951	7,519
KEC International Ltd.	3,912	22,801
KEI Industries Ltd.	948	9,881
Kirloskar Ferrous Industries Ltd.	3,735	12,453
Kirloskar Oil Engines Ltd.	3,353	9,995
KNR Constructions Ltd.(1)	7,057	32,070
Kolte-Patil Developers Ltd.(1)	1,397	4,599
Kotak Mahindra Bank Ltd.	2,990	71,651
KPIT Technologies Ltd.	8,667	39,839
KPR Mill Ltd.	1,094	26,518
KRBL Ltd.(1)	2,143	7,191
L&T Finance Holdings Ltd.(1)	24,350	27,708
L&T Technology Services Ltd.	301	16,129
Larsen & Toubro Infotech Ltd.	1,219	88,572
Larsen & Toubro Ltd.	7,688	175,644
Laurus Labs Ltd.	6,295	57,385
LIC Housing Finance Ltd.	12,884	70,789
Linde India Ltd.	348	10,903
LT Foods Ltd.	7,047	6,476
Lupin Ltd.	2,335	30,583
Mahanagar Gas Ltd.	1,830	28,707
Mahindra & Mahindra Financial Services Ltd.	14,900	32,621
39

Avantis Emerging Markets Equity Fund
	Shares	Value
Mahindra & Mahindra Ltd.	14,524	$157,378
Mahindra Lifespace Developers Ltd.(1)	996	10,377
Mahindra Logistics Ltd.	1,306	13,696
Majesco Ltd.	376	420
Manali Petrochemicals Ltd.	9,199	11,150
Manappuram Finance Ltd.	22,100	48,424
Marico Ltd.	9,275	69,128
Marksans Pharma Ltd.	7,598	7,363
Maruti Suzuki India Ltd.	669	62,591
Matrimony.com Ltd.	690	9,621
Mayur Uniquoters Ltd.	698	4,493
Meghmani Finechem Ltd.(1)	423	3,477
Meghmani Organics Ltd.(1)	4,499	7,000
Metropolis Healthcare Ltd.	546	21,105
Minda Corp. Ltd.	3,029	4,956
Minda Industries Ltd.	2,212	21,567
Mindtree Ltd.	1,344	66,673
MOIL Ltd.	2,822	6,428
Motherson Sumi Systems Ltd.(1)	33,006	98,527
Motilal Oswal Financial Services Ltd.	1,873	20,859
Mphasis Ltd.(1)	1,587	62,922
MRF Ltd.	37	40,346
MSTC Ltd.	1,029	3,695
Multi Commodity Exchange of India Ltd.	1,228	25,489
Muthoot Finance Ltd.	3,236	66,990
Narayana Hrudayalaya Ltd.(1)	2,447	18,081
Natco Pharma Ltd.	1,718	22,226
National Aluminium Co. Ltd.	28,611	35,435
Nava Bharat Ventures Ltd.	5,922	8,813
NBCC India Ltd.	27,199	16,484
NCC Ltd.	21,138	22,888
NESCO Ltd.	711	5,569
Nestle India Ltd.	317	84,416
Nippon Life India Asset Management Ltd.	3,384	19,625
NOCIL Ltd.	1,719	6,501
NTPC Ltd.	68,154	107,990
Oberoi Realty Ltd.(1)	3,604	34,733
Oil & Natural Gas Corp. Ltd.	38,689	63,684
Oil India Ltd.	8,053	20,025
OnMobile Global Ltd.	3,493	5,459
Oracle Financial Services Software Ltd.	137	8,808
Orient Cement Ltd.	10,302	21,354
Orient Electric Ltd.	3,194	14,434
Page Industries Ltd.	123	52,975
Persistent Systems Ltd.	1,079	48,981
Petronet LNG Ltd.	17,048	53,088
Phillips Carbon Black Ltd.	2,127	7,091
Phoenix Mills Ltd. (The)(1)	640	7,552
PI Industries Ltd.	456	21,181
Pidilite Industries Ltd.	1,318	41,123
Piramal Enterprises Ltd.	2,865	102,059
40

Avantis Emerging Markets Equity Fund
	Shares	Value
PNB Housing Finance Ltd.(1)	3,232	$29,023
PNC Infratech Ltd.(1)	5,583	23,981
Poly Medicure Ltd.(1)	932	12,167
Polycab India Ltd.	446	12,615
Polyplex Corp. Ltd.	473	9,814
Power Finance Corp. Ltd.	10,140	17,889
Power Grid Corp. of India Ltd.	41,093	98,550
Praj Industries Ltd.	3,475	15,784
Prestige Estates Projects Ltd.(1)	5,300	25,559
Pricol Ltd.(1)	4,351	5,200
Prism Johnson Ltd.(1)	6,392	11,286
Procter & Gamble Health Ltd.	56	4,170
PTC India Ltd.	7,749	10,945
PVR Ltd.(1)	736	13,328
Quess Corp. Ltd.	2,432	28,158
Radico Khaitan Ltd.(1)	1,230	14,693
Rain Industries Ltd.	2,672	8,238
Rajesh Exports Ltd.	1,625	13,033
Rallis India Ltd.	2,331	8,989
Ramco Cements Ltd. (The)	2,048	28,258
Rashtriya Chemicals & Fertilizers Ltd.	7,086	6,985
RBL Bank Ltd.(1)	5,920	13,369
REC Ltd.	25,131	52,132
Redington India Ltd.	32,377	68,261
Relaxo Footwears Ltd.	466	7,597
Reliance Industries Ltd., GDR	9,836	608,360
Repco Home Finance Ltd.	1,964	8,051
Sanofi India Ltd.	158	19,491
Saregama India Ltd.	198	8,821
SBI Cards & Payment Services Ltd.(1)	978	15,258
SBI Life Insurance Co. Ltd.	1,236	20,134
Schaeffler India Ltd.	175	17,384
Sharda Cropchem Ltd.	930	4,016
Shipping Corp. of India Ltd.	5,563	8,035
Shoppers Stop Ltd.(1)	1,341	4,411
Shree Cement Ltd.	170	65,731
Shriram Transport Finance Co. Ltd.	9,252	170,856
Siemens Ltd.	1,247	38,750
Sobha Ltd.	1,143	9,743
Sonata Software Ltd.	3,446	39,337
South Indian Bank Ltd. (The)(1)	51,265	6,894
Spandana Sphoorty Financial Ltd.(1)	887	7,635
SRF Ltd.	670	92,925
Star Cement Ltd.(1)	7,215	10,484
State Bank of India, GDR	2,337	136,135
Sterling & Wilson Solar Ltd.(1)	1,546	6,581
Sterlite Technologies Ltd.	6,111	21,627
Strides Pharma Science Ltd.	2,601	21,802
Subex Ltd.	6,461	4,580
Sudarshan Chemical Industries	1,564	14,108
Sumitomo Chemical India Ltd.	963	5,601
41

Avantis Emerging Markets Equity Fund
	Shares	Value
Sun Pharmaceutical Industries Ltd.	11,080	$120,338
Sundaram Finance Ltd.	691	24,612
Sundram Fasteners Ltd.	2,633	28,651
Sunteck Realty Ltd.	990	4,940
Suprajit Engineering Ltd.	1,379	6,103
Supreme Industries Ltd.	1,264	37,812
Supreme Petrochem Ltd.	1,178	10,671
Surya Roshni Ltd.	797	5,764
Syngene International Ltd.(1)	1,687	14,789
Tamil Nadu Newsprint & Papers Ltd.	3,992	7,361
Tanla Platforms Ltd.	2,527	30,744
Tata Chemicals Ltd.	8,877	102,458
Tata Communications Ltd.	1,845	35,792
Tata Consultancy Services Ltd.	8,370	433,285
Tata Consumer Products Ltd.	2,763	32,694
Tata Elxsi Ltd.	543	35,465
Tata Motors Ltd., ADR(1)(2)	7,445	146,518
Tata Power Co. Ltd. (The)	24,630	43,423
Tata Steel BSL Ltd.(1)	12,597	16,244
Tata Steel Long Products Ltd.	679	8,525
Tata Steel Ltd.	18,775	371,645
TCI Express Ltd.	457	9,132
Tech Mahindra Ltd.	5,751	113,789
Tejas Networks Ltd.(1)	1,973	9,914
Thyrocare Technologies Ltd.	472	8,375
Tide Water Oil Co. India Ltd.	360	8,790
Time Technoplast Ltd.	5,081	5,195
Timken India Ltd.	782	17,784
Titan Co. Ltd.	2,021	53,092
Torrent Pharmaceuticals Ltd.	288	12,241
Torrent Power Ltd.	960	6,322
Trident Ltd.	68,002	19,171
Triveni Engineering & Industries Ltd.(1)	6,923	16,405
Tube Investments of India Ltd.	2,051	38,273
Uflex Ltd.	943	6,169
Ujjivan Financial Services Ltd.	1,463	3,071
UltraTech Cement Ltd.	914	97,915
Union Bank of India(1)	17,616	8,522
United Spirits Ltd.(1)	4,169	40,742
UPL Ltd.	5,649	57,185
UTI Asset Management Co. Ltd.	572	9,352
V-Guard Industries Ltd.	2,008	6,688
VA Tech Wabag Ltd.(1)	2,681	12,305
Vaibhav Global Ltd.	1,025	10,146
Vakrangee Ltd.	31,841	17,017
Vardhman Textiles Ltd.(1)	838	21,108
Varroc Engineering Ltd.(1)	1,399	5,489
Varun Beverages Ltd.	876	10,156
Vedanta Ltd., ADR	13,156	216,548
Venky's India Ltd.	238	9,420
Vinati Organics Ltd.	714	17,565
42

Avantis Emerging Markets Equity Fund
	Shares	Value
VIP Industries Ltd.(1)	1,621	$10,326
Vodafone Idea Ltd.(1)	232,783	19,403
Voltas Ltd.	1,275	17,363
VRL Logistics Ltd.	2,302	9,948
Welspun Corp. Ltd.	6,439	10,460
Welspun India Ltd.	12,451	21,598
Westlife Development Ltd.(1)	808	6,082
Wipro Ltd., ADR	14,154	132,198
Wockhardt Ltd.(1)	1,407	7,799
Yes Bank Ltd.(1)	105,873	15,650
Zee Entertainment Enterprises Ltd.	13,683	32,108
Zensar Technologies Ltd.	2,425	14,921
		15,879,170
Indonesia — 1.5%
Ace Hardware Indonesia Tbk PT	107,700	10,473
Adaro Energy Tbk PT	603,500	53,272
Adhi Karya Persero Tbk PT(1)	82,400	4,244
Adi Sarana Armada Tbk PT(1)	73,600	13,612
Agung Podomoro Land Tbk PT(1)	80,200	692
AKR Corporindo Tbk PT	102,100	27,806
Alam Sutera Realty Tbk PT(1)	534,300	6,063
Aneka Tambang Tbk	161,800	27,093
Astra Agro Lestari Tbk PT	13,500	7,990
Astra International Tbk PT	288,000	105,435
Bank BTPN Syariah Tbk PT	29,000	5,688
Bank Bukopin Tbk PT(1)	524,600	17,426
Bank Central Asia Tbk PT	72,500	166,417
Bank China Construction Bank Indonesia Tbk PT(1)	357,900	3,334
Bank Mandiri Persero Tbk PT	231,200	98,836
Bank Negara Indonesia Persero Tbk PT	128,200	48,442
Bank Pan Indonesia Tbk PT(1)	16,900	930
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	85,800	7,423
Bank Pembangunan Daerah Jawa Timur Tbk PT	113,500	5,687
Bank Rakyat Indonesia Persero Tbk PT	339,800	93,447
Bank Syariah Indonesia Tbk PT(1)	61,200	9,525
Bank Tabungan Negara Persero Tbk PT(1)	143,100	14,068
Barito Pacific Tbk PT	133,300	9,944
Buana Lintas Lautan Tbk PT(1)	553,700	10,009
Bukit Asam Tbk PT	93,000	13,753
Bumi Serpong Damai Tbk PT(1)	228,300	15,359
Buyung Poetra Sembada PT	68,000	911
Charoen Pokphand Indonesia Tbk PT	88,900	39,848
Ciputra Development Tbk PT	246,300	15,090
Delta Dunia Makmur Tbk PT(1)	222,900	4,498
Elnusa Tbk PT	183,200	3,334
Erajaya Swasembada Tbk PT	362,500	15,339
Gajah Tunggal Tbk PT	82,900	4,475
Global Mediacom Tbk PT(1)	53,600	1,061
Harum Energy Tbk PT	16,200	5,503
Indah Kiat Pulp & Paper Tbk PT	62,800	34,754
Indo Tambangraya Megah Tbk PT	15,400	17,265
43

Avantis Emerging Markets Equity Fund
	Shares	Value
Indocement Tunggal Prakarsa Tbk PT	40,100	$31,597
Indofood CBP Sukses Makmur Tbk PT(1)	13,800	8,155
Indofood Sukses Makmur Tbk PT(1)	70,800	30,627
Indosat Tbk PT(1)	74,500	33,041
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	100,600	5,606
Japfa Comfeed Indonesia Tbk PT	274,200	34,711
Kalbe Farma Tbk PT	321,300	30,283
Kresna Graha Investama Tbk PT(1)	28,000	341
Link Net Tbk PT	36,300	10,307
Lippo Karawaci Tbk PT(1)	765,000	7,124
Malindo Feedmill Tbk PT(1)	13,400	699
Medco Energi Internasional Tbk PT(1)	283,340	9,427
Media Nusantara Citra Tbk PT(1)	116,000	7,114
Merdeka Copper Gold Tbk PT(1)	106,600	21,065
Mitra Adiperkasa Tbk PT(1)	265,800	13,785
Mitra Keluarga Karyasehat Tbk PT	29,600	4,833
Pabrik Kertas Tjiwi Kimia Tbk PT	25,700	13,597
Pakuwon Jati Tbk PT(1)	287,300	9,210
Panin Financial Tbk PT(1)	427,000	5,592
Perusahaan Gas Negara Tbk PT(1)	112,800	8,174
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	65,700	5,043
PP Persero Tbk PT(1)	159,800	10,121
Puradelta Lestari Tbk PT	105,100	1,383
Rimo International Lestari Tbk PT(1)	329,900	1,157
Salim Ivomas Pratama Tbk PT(1)	44,700	1,341
Sarana Menara Nusantara Tbk PT	505,900	47,521
Selamat Sempurna Tbk PT	68,200	6,790
Semen Indonesia Persero Tbk PT	92,300	59,775
Siloam International Hospitals Tbk PT	2,000	1,150
Smartfren Telecom Tbk PT(1)	3,336,600	31,328
Sri Rejeki Isman Tbk PT(1)	54,600	559
Summarecon Agung Tbk PT(1)	454,058	25,268
Surya Citra Media Tbk PT(1)	114,900	16,341
Surya Esa Perkasa Tbk PT(1)	52,700	1,211
Surya Semesta Internusa Tbk PT(1)	20,600	704
Telekomunikasi Indonesia Persero Tbk PT, ADR(2)	6,035	143,573
Timah Tbk PT(1)	178,800	19,105
Tower Bersama Infrastructure Tbk PT	253,700	55,637
Tunas Baru Lampung Tbk PT	24,900	1,387
Unilever Indonesia Tbk PT	69,500	19,734
United Tractors Tbk PT	31,000	43,575
Waskita Beton Precast Tbk PT(1)	48,300	454
Waskita Karya Persero Tbk PT(1)	158,700	9,282
Wijaya Karya Persero Tbk PT(1)	60,800	4,000
XL Axiata Tbk PT	75,700	14,155
		1,724,928
Malaysia — 1.7%
7-Eleven Malaysia Holdings Bhd, Class B	3,000	1,099
Aeon Co. M Bhd	34,400	11,930
AEON Credit Service M Bhd	500	1,451
AirAsia Group Bhd(1)	8,300	1,847
44

Avantis Emerging Markets Equity Fund
	Shares	Value
Alliance Bank Malaysia Bhd	34,700	$21,377
AMMB Holdings Bhd	34,700	25,303
Ann Joo Resources Bhd(1)	16,600	10,192
Astro Malaysia Holdings Bhd	23,800	6,185
ATA IMS Bhd	14,300	9,323
Axiata Group Bhd	24,800	24,709
Berjaya Corp. Bhd(1)	18,096	1,110
Berjaya Sports Toto Bhd	7,474	3,560
Bermaz Auto Bhd	17,800	6,986
Bumi Armada Bhd(1)	144,000	15,549
Bursa Malaysia Bhd	9,300	16,810
Cahya Mata Sarawak Bhd	32,700	9,927
Careplus Group Bhd	13,500	5,576
Carlsberg Brewery Malaysia Bhd	2,500	13,474
CIMB Group Holdings Bhd	63,100	74,545
Coastal Contracts Bhd(1)	3,400	622
Comfort Glove Bhd	6,800	2,940
CSC Steel Holdings Bhd	18,100	6,176
Cypark Resources Bhd(1)	15,400	3,447
D&O Green Technologies Bhd	25,100	31,539
Dagang NeXchange Bhd(1)	15,500	2,752
Datasonic Group Bhd	28,200	3,291
Dayang Enterprise Holdings Bhd(1)	17,100	4,557
Dialog Group Bhd	31,500	20,153
DiGi.Com Bhd	35,100	37,096
DRB-Hicom Bhd	29,900	12,026
Dufu Technology Corp. Bhd	2,800	2,859
Eco World Development Group Bhd	20,700	3,536
Econpile Holdings Bhd(1)	5,500	550
Ekovest Bhd	9,600	925
Focus Dynamics Group Bhd(1)	55,800	669
Formosa Prosonic Industries Bhd	6,200	5,746
Fraser & Neave Holdings Bhd	900	6,043
Frontken Corp. Bhd	14,400	11,799
Gamuda Bhd(1)	65,800	47,667
Genting Bhd	25,100	30,500
Genting Malaysia Bhd	34,300	24,516
Genting Plantations Bhd	6,300	11,684
Globetronics Technology Bhd	12,200	6,118
Hai-O Enterprise Bhd	2,076	1,020
HAP Seng Consolidated Bhd	4,400	8,995
Hartalega Holdings Bhd	10,700	18,989
Heineken Malaysia Bhd	2,600	14,285
Hengyuan Refining Co. Bhd	5,300	5,251
Hextar Global Bhd	42,240	12,415
Hiap Teck Venture Bhd	65,900	9,204
Hibiscus Petroleum Bhd	38,500	6,143
Hong Leong Bank Bhd	4,800	22,154
Hong Leong Financial Group Bhd	3,700	16,228
Hong Leong Industries Bhd	400	893
IHH Healthcare Bhd	4,300	6,616
45

Avantis Emerging Markets Equity Fund
	Shares	Value
IJM Corp. Bhd	134,700	$60,935
Inari Amertron Bhd	51,900	43,091
IOI Corp. Bhd	7,800	7,736
IOI Properties Group Bhd	41,800	12,854
JAKS Resources Bhd(1)	11,180	1,373
Jaya Tiasa Holdings Bhd(1)	28,000	4,396
Kossan Rubber Industries	33,200	24,762
KPJ Healthcare Bhd	33,800	8,128
KSL Holdings Bhd(1)	5,500	854
Kuala Lumpur Kepong Bhd	5,100	26,202
Land & General Bhd(1)	29,900	864
LBS Bina Group Bhd	8,961	938
Leong Hup International Bhd	5,600	919
Lii Hen Industries Bhd	1,400	1,041
Lotte Chemical Titan Holding Bhd	20,000	12,322
Luxchem Corp. Bhd	20,900	3,721
Mah Sing Group Bhd	51,600	10,223
Malakoff Corp. Bhd	6,800	1,441
Malayan Banking Bhd	34,635	69,969
Malayan Flour Mills Bhd	26,300	4,935
Malaysia Airports Holdings Bhd(1)	27,900	44,505
Malaysia Building Society Bhd	54,500	8,388
Malaysia Marine and Heavy Engineering Holdings Bhd(1)	4,700	439
Malaysian Pacific Industries Bhd	2,600	27,668
Malaysian Resources Corp. Bhd	9,900	942
Matrix Concepts Holdings Bhd	12,200	6,105
Maxis Bhd	22,900	25,829
Media Prima Bhd(1)	58,500	7,371
Mega First Corp. Bhd	4,200	3,591
MISC Bhd	16,500	28,629
MKH Bhd	2,900	922
MMC Corp. Bhd	15,400	6,822
Muhibbah Engineering M Bhd	2,000	446
My EG Services Bhd	52,200	23,392
Naim Holdings Bhd	4,300	653
Nestle Malaysia Bhd	800	25,927
OCK Group Bhd(1)	7,100	813
OSK Holdings Bhd	6,600	1,414
Padini Holdings Bhd	12,900	9,705
Paramount Corp. Bhd	3,400	638
Perak Transit Bhd	5,566	811
PESTECH International Bhd	11,600	2,674
Petronas Chemicals Group Bhd	15,600	31,136
Petronas Dagangan Bhd	3,800	18,286
Petronas Gas Bhd	8,200	33,153
Poh Huat Resources Holdings Bhd	2,800	956
PPB Group Bhd	1,800	8,023
Press Metal Aluminium Holdings Bhd	23,800	30,930
Public Bank Bhd	150,400	151,271
QL Resources Bhd	9,050	12,099
Ranhill Utilities Bhd	3,774	608
46

Avantis Emerging Markets Equity Fund
	Shares	Value
RHB Bank Bhd	31,514	$42,410
Sam Engineering & Equipment M Bhd	600	2,152
Sapura Energy Bhd(1)	43,200	1,288
Sarawak Oil Palms Bhd	1,400	1,260
Scientex Bhd	22,400	24,151
Serba Dinamik Holdings Bhd	4,000	404
Sime Darby Bhd	66,700	37,834
Sime Darby Plantation Bhd	18,200	17,647
Sime Darby Property Bhd	33,900	5,009
SP Setia Bhd Group(1)	60,300	16,862
Sunway Bhd	27,600	11,808
Sunway Construction Group Bhd	11,200	4,536
Supermax Corp. Bhd	36,936	29,297
Syarikat Takaful Malaysia Keluarga Bhd	1,400	1,510
Ta Ann Holdings Bhd	1,700	1,131
Telekom Malaysia Bhd	25,800	37,992
Tenaga Nasional Bhd	38,800	97,642
Thong Guan Industries Bhd	2,400	1,578
TIME dotCom Bhd	19,800	21,944
Tiong NAM Logistics Holdings	26,900	5,491
Top Glove Corp. Bhd	66,800	64,271
Tropicana Corp. Bhd(1)	4,807	1,137
Uchi Technologies Bhd	7,500	5,684
UEM Sunrise Bhd(1)	6,800	606
UMW Holdings Bhd	5,900	4,490
Unisem M Bhd	13,300	27,606
UWC Bhd	6,400	8,519
Velesto Energy Bhd(1)	250,600	8,988
ViTrox Corp. Bhd	2,000	9,035
Vizione Holdings Bhd(1)	5,100	171
VS Industry Bhd	66,800	23,209
Wah Seong Corp. Bhd(1)	16,200	2,605
WCT Holdings Bhd(1)	7,446	967
Westports Holdings Bhd	11,600	12,265
Yinson Holdings Bhd	33,000	38,878
YTL Corp. Bhd(1)	27,796	4,516
		2,046,100
Mexico — 2.2%
Alfa SAB de CV, Series A	66,800	46,897
Alpek SAB de CV	26,890	31,611
Alsea SAB de CV(1)	4,700	9,195
America Movil SAB de CV, Class L ADR	17,284	338,075
Arca Continental SAB de CV	5,600	36,072
Banco del Bajio SA	40,992	78,131
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, ADR	4,307	25,110
Becle SAB de CV	4,400	11,285
Bolsa Mexicana de Valores SAB de CV	7,200	14,949
Cemex SAB de CV, ADR(1)	9,300	76,260
Coca-Cola Femsa SAB de CV	7,230	41,913
Consorcio ARA SAB de CV(2)	4,900	1,098
47

Avantis Emerging Markets Equity Fund
	Shares	Value
Controladora Nemak SAB de CV(1)	66,800	$10,144
Controladora Vuela Cia de Aviacion SAB de CV, ADR(1)	2,081	41,350
Corp. Inmobiliaria Vesta SAB de CV	17,700	32,925
Credito Real SAB de CV SOFOM ER(1)	1,900	1,446
El Puerto de Liverpool SAB de CV, Class C1	600	2,666
Fomento Economico Mexicano SAB de CV, ADR	1,451	125,816
GCC SAB de CV	11,000	88,454
Genomma Lab Internacional SAB de CV, Class B(1)	38,200	36,842
Gentera SAB de CV(1)	33,900	18,635
Gruma SAB de CV, B Shares	3,075	35,031
Grupo Aeromexico SAB de CV(1)	6,856	1,939
Grupo Aeroportuario del Centro Norte SAB de CV, ADR(1)	376	18,150
Grupo Aeroportuario del Pacifico SAB de CV, ADR(1)(2)	336	39,114
Grupo Aeroportuario del Sureste SAB de CV, ADR(1)	232	41,477
Grupo Bimbo SAB de CV, Series A	21,200	53,538
Grupo Carso SAB de CV	8,000	27,333
Grupo Comercial Chedraui SA de CV	1,300	2,033
Grupo Financiero Banorte SAB de CV	40,996	270,605
Grupo Financiero Inbursa SAB de CV(1)	20,800	19,988
Grupo GICSA SAB de CV(1)	8,000	1,239
Grupo Industrial Saltillo SAB de CV	1,800	2,598
Grupo Mexico SAB de CV, Series B	39,894	184,970
Grupo Rotoplas SAB de CV(1)	1,846	3,057
Grupo Televisa SAB, ADR	19,718	258,897
Grupo Traxion SAB de CV(1)	1,500	2,823
Hoteles City Express SAB de CV(1)	1,300	443
Industrias Bachoco SAB de CV	700	2,545
Industrias Penoles SAB de CV(1)	1,920	27,065
Kimberly-Clark de Mexico SAB de CV, A Shares	30,200	53,591
La Comer SAB de CV	2,600	4,724
Megacable Holdings SAB de CV	24,100	84,021
Nemak SAB de CV(1)	29,400	9,427
Orbia Advance Corp. SAB de CV	27,500	78,581
Promotora y Operadora de Infraestructura SAB de CV	4,330	32,339
Qualitas Controladora SAB de CV	6,900	32,645
Regional SAB de CV	17,290	105,940
Unifin Financiera SAB de CV(1)	723	1,026
Wal-Mart de Mexico SAB de CV	37,497	133,062
		2,597,075
Netherlands — 0.2%
Prosus NV(1)	2,590	226,554
Peru — 0.2%
Cia de Minas Buenaventura SAA, ADR(1)	5,531	41,482
Credicorp Ltd.(1)	712	75,921
Intercorp Financial Services, Inc.	1,730	39,115
Southern Copper Corp.	1,096	68,599
		225,117
Philippines — 0.7%
Aboitiz Equity Ventures, Inc.	16,600	14,316
Aboitiz Power Corp.	12,100	6,812
Alliance Global Group, Inc.	166,000	34,361
48

Avantis Emerging Markets Equity Fund
	Shares	Value
Ayala Corp.	1,490	$23,686
Ayala Land, Inc.	53,200	36,062
Ayalaland Logistics Holdings Corp.(1)	17,000	1,629
Bank of the Philippine Islands	27,840	46,596
BDO Unibank, Inc.	28,400	62,797
Cebu Air, Inc.(1)	6,390	5,645
Century Pacific Food, Inc.	41,200	21,174
Chelsea Logistics and Infrastructure Holdings Corp.(1)	9,200	472
Cosco Capital, Inc.	51,700	5,177
DMCI Holdings, Inc.	131,100	16,656
DoubleDragon Properties Corp.	2,700	542
East West Banking Corp.(1)	5,400	1,004
EEI Corp.(1)	5,000	818
Filinvest Land, Inc.	41,000	931
First Gen Corp.	22,300	12,685
Ginebra San Miguel, Inc.	1,300	2,740
Global Ferronickel Holdings, Inc.	171,000	7,269
Globe Telecom, Inc.	615	33,666
GT Capital Holdings, Inc.	2,920	31,652
Integrated Micro-Electronics, Inc.(1)	6,600	1,149
International Container Terminal Services, Inc.	17,210	64,407
JG Summit Holdings, Inc.	30,713	40,079
Jollibee Foods Corp.	5,280	21,412
Manila Electric Co.	1,270	7,196
Manila Water Co., Inc.(1)	2,800	1,022
Max's Group, Inc.(1)	4,100	546
Megaworld Corp.	408,000	23,108
Metro Pacific Investments Corp.	373,000	28,844
Metropolitan Bank & Trust Co.	60,120	54,599
Nickel Asia Corp.	85,000	9,645
Petron Corp.(1)	75,000	4,567
Pilipinas Shell Petroleum Corp.(1)	1,600	590
PLDT, Inc., ADR(2)	1,215	35,296
Puregold Price Club, Inc.	18,000	15,088
Robinsons Land Corp.	91,300	30,185
Robinsons Retail Holdings, Inc.	3,940	4,038
Security Bank Corp.	8,160	18,553
Semirara Mining & Power Corp.	25,000	8,528
SM Investments Corp.	1,335	26,986
SM Prime Holdings, Inc.	49,200	33,564
Universal Robina Corp.	10,470	31,682
Vista Land & Lifescapes, Inc.	62,800	4,504
Wilcon Depot, Inc.	17,100	8,589
		840,867
Poland — 1.1%
Alior Bank SA(1)	3,036	34,633
Allegro.eu SA(1)	1,485	27,555
AmRest Holdings SE(1)	2,830	23,194
Asseco Poland SA	1,398	30,632
Bank Millennium SA(1)	39,467	68,056
Bank Polska Kasa Opieki SA(1)	3,369	94,210
49

Avantis Emerging Markets Equity Fund
	Shares	Value
CCC SA(1)	861	$27,564
CD Projekt SA	620	27,535
Ciech SA	2,368	29,060
Cyfrowy Polsat SA	4,067	38,845
Dino Polska SA(1)	962	81,543
Enea SA(1)	4,731	12,276
Eurocash SA	2,586	8,035
Famur SA(1)	6,958	4,290
Grupa Azoty SA(1)	3,462	26,487
Grupa Lotos SA	2,860	43,472
Jastrzebska Spolka Weglowa SA(1)	2,700	28,450
KGHM Polska Miedz SA	2,108	98,185
KRUK SA	388	32,098
LPP SA	16	58,380
Lubelski Wegiel Bogdanka SA(1)	109	729
mBank SA(1)	675	65,336
Mercator Medical SA(1)	146	6,880
Neuca SA	24	5,858
Orange Polska SA(1)	14,128	30,524
PGE Polska Grupa Energetyczna SA(1)	7,153	18,833
PKP Cargo SA(1)	196	918
PlayWay SA	39	4,446
Polski Koncern Naftowy ORLEN SA	6,898	133,742
Polskie Gornictwo Naftowe i Gazownictwo SA	30,500	50,163
Powszechna Kasa Oszczednosci Bank Polski SA(1)	8,650	94,952
Powszechny Zaklad Ubezpieczen SA(1)	5,424	57,481
Santander Bank Polska SA(1)	596	47,032
Tauron Polska Energia SA(1)	17,464	16,545
TEN Square Games SA	170	22,790
Warsaw Stock Exchange	783	8,850
		1,359,579
Russia — 2.6%
Gazprom PJSC, ADR	52,664	436,637
Globaltrans Investment plc, GDR	14,183	116,647
LUKOIL PJSC, ADR	7,879	667,343
Magnit PJSC, GDR	5,867	89,300
Mail.ru Group Ltd., GDR(1)	87	1,751
MMC Norilsk Nickel PJSC, ADR	8,189	269,457
Mobile TeleSystems PJSC, ADR	5,197	48,748
Novatek PJSC, GDR	574	136,046
Novolipetsk Steel PJSC, GDR	3,066	102,391
O'Key Group SA, GDR	1,578	1,041
PhosAgro PJSC, GDR	6,871	135,224
Ros Agro plc, GDR	125	2,005
Rosneft Oil Co. PJSC, GDR	21,110	152,237
Sberbank of Russia PJSC, ADR (London)	28,462	508,300
Severstal PAO, GDR	6,837	158,678
Tatneft PJSC, ADR	2,224	88,547
VTB Bank PJSC, GDR	126,541	176,127
X5 Retail Group NV, GDR	812	26,904
		3,117,383
50

Avantis Emerging Markets Equity Fund
	Shares	Value
South Africa — 4.1%
Absa Group Ltd.(1)	16,455	$178,205
Adcock Ingram Holdings Ltd.	305	974
Advtech Ltd.	12,737	14,902
AECI Ltd.	5,378	37,898
African Rainbow Minerals Ltd.	2,061	36,730
Afrimat Ltd.	756	3,075
Alexander Forbes Group Holdings Ltd.	4,775	1,312
Anglo American Platinum Ltd.	425	48,205
AngloGold Ashanti Ltd., ADR	3,220	54,998
Aspen Pharmacare Holdings Ltd.(1)	7,251	97,771
Astral Foods Ltd.	1,498	15,151
AVI Ltd.	8,059	42,201
Balwin Properties Ltd.	4,197	1,083
Barloworld Ltd.	13,589	101,058
Bid Corp. Ltd.(1)	2,417	53,120
Bidvest Group Ltd. (The)	5,166	72,841
Blue Label Telecoms Ltd.(1)	5,048	2,037
Brait plc(1)	4,194	852
Capitec Bank Holdings Ltd.	881	115,299
Cashbuild Ltd.	488	9,548
City Lodge Hotels Ltd.(1)	2,646	715
Clicks Group Ltd.	4,742	98,918
Coronation Fund Managers Ltd.	5,900	21,044
Curro Holdings Ltd.(1)	896	711
DataTec Ltd.	6,090	12,591
Dis-Chem Pharmacies Ltd.	10,080	21,605
Discovery Ltd.(1)	8,239	73,154
Distell Group Holdings Ltd.(1)	1,448	17,925
DRDGOLD Ltd.	20,138	19,663
EOH Holdings Ltd.(1)	1,194	465
EPP NV(1)	3,537	2,838
Exxaro Resources Ltd.	4,035	51,255
Famous Brands Ltd.(1)	293	1,140
FirstRand Ltd.	51,534	219,386
Foschini Group Ltd. (The)(1)	12,120	124,699
Gold Fields Ltd., ADR	12,979	123,041
Harmony Gold Mining Co. Ltd., ADR	8,375	31,658
Impala Platinum Holdings Ltd.	11,502	176,219
Investec Ltd.	11,930	50,888
KAP Industrial Holdings Ltd.(1)	44,978	14,237
Kumba Iron Ore Ltd.	679	30,493
Lewis Group Ltd.	508	1,493
Liberty Holdings Ltd.(1)	2,210	14,334
Life Healthcare Group Holdings Ltd.(1)	32,255	54,833
Massmart Holdings Ltd.(1)	2,982	12,122
Metair Investments Ltd.	1,914	3,675
MiX Telematics Ltd., ADR(2)	83	1,090
Momentum Metropolitan Holdings	34,030	46,268
Motus Holdings Ltd.	5,780	36,891
Mpact Ltd.	965	1,926
51

Avantis Emerging Markets Equity Fund
	Shares	Value
Mr Price Group Ltd.	6,006	$89,939
MTN Group Ltd.(1)	32,380	297,207
MultiChoice Group	12,816	101,467
Murray & Roberts Holdings Ltd.(1)	1,453	1,030
Nampak Ltd.(1)	4,076	854
Naspers Ltd., N Shares	844	145,623
Nedbank Group Ltd.(1)	9,341	119,037
NEPI Rockcastle plc	8,450	60,858
Netcare Ltd.(1)	24,526	28,458
Ninety One Ltd.	573	1,979
Northam Platinum Ltd.(1)	5,393	74,307
Oceana Group Ltd.	464	2,124
Old Mutual Ltd.	149,100	157,622
Omnia Holdings Ltd.	6,402	23,718
Pepkor Holdings Ltd.(1)	8,240	13,098
Pick n Pay Stores Ltd.	10,172	40,910
PPC Ltd.(1)	125,428	30,537
Rand Merchant Investment Holdings Ltd.	22,456	48,859
Raubex Group Ltd.	1,373	2,789
Reinet Investments SCA	5,799	112,355
Remgro Ltd.	10,860	90,272
Reunert Ltd.	3,156	11,298
RFG Holdings Ltd.	1,040	888
RMB Holdings Ltd.	8,812	894
Royal Bafokeng Platinum Ltd.	10,169	61,740
Sanlam Ltd.	18,422	81,617
Santam Ltd.(1)	817	13,991
Sappi Ltd.(1)	35,732	108,266
Sasol Ltd., ADR(1)(2)	11,666	179,306
Shoprite Holdings Ltd.	9,573	120,988
Sibanye Stillwater Ltd., ADR(2)	7,239	118,792
SPAR Group Ltd. (The)	3,471	49,537
Standard Bank Group Ltd.	16,630	169,857
Steinhoff International Holdings NV(1)	35,801	8,119
Sun International Ltd.(1)	488	610
Super Group Ltd.(1)	5,448	12,126
Telkom SA SOC Ltd.(1)	11,276	29,675
Thungela Resources Ltd.(1)	2,210	9,364
Tiger Brands Ltd.	4,347	55,676
Transaction Capital Ltd.	4,056	10,598
Trencor Ltd.	1,689	515
Truworths International Ltd.	19,786	91,066
Tsogo Sun Gaming Ltd.(1)	3,616	2,416
Tsogo Sun Hotels Ltd.(1)	3,866	833
Vodacom Group Ltd.	8,287	81,846
Wilson Bayly Holmes-Ovcon Ltd.(1)	1,556	12,834
Woolworths Holdings Ltd.(1)	20,019	87,309
Zeder Investments Ltd.	8,750	1,894
		4,917,635
South Korea — 14.6%
Advanced Process Systems Corp.	608	15,108
52

Avantis Emerging Markets Equity Fund
	Shares	Value
Aekyung Industrial Co. Ltd.	349	$7,328
AfreecaTV Co. Ltd.	167	22,029
Ahnlab, Inc.	82	4,758
Alteogen, Inc.(1)	180	13,162
Amorepacific Corp.	286	56,017
AMOREPACIFIC Group	58	2,886
Aprogen Medicines, Inc.(1)	437	767
Aprogen pharmaceuticals, Inc.(1)	1,383	1,345
AptaBio Therapeutics, Inc.(1)	182	9,071
Asiana Airlines, Inc.(1)	365	7,446
BGF Co. Ltd.	616	3,360
BGF retail Co. Ltd.	319	49,026
BH Co. Ltd.	157	2,887
Binggrae Co. Ltd.	162	7,980
Bioneer Corp.(1)	1,129	73,441
BNK Financial Group, Inc.	5,193	34,654
Boditech Med, Inc.	309	5,017
Boryung Pharmaceutical Co. Ltd.	285	4,056
Bukwang Pharmaceutical Co. Ltd.	513	9,577
Byucksan Corp.	2,612	8,990
Cafe24 Corp.(1)	224	7,343
Cellid Co. Ltd.(1)	65	6,926
Celltrion Healthcare Co. Ltd.(1)	270	28,709
Celltrion Pharm, Inc.(1)	70	10,410
Celltrion, Inc.(1)	395	99,551
Chabiotech Co. Ltd.(1)	516	10,616
Cheil Worldwide, Inc.	2,198	43,720
Chong Kun Dang Pharmaceutical Corp.	84	9,324
Chongkundang Holdings Corp.	42	3,327
Chunbo Co. Ltd.	75	15,604
CJ CGV Co. Ltd.(1)	377	9,843
CJ CheilJedang Corp.	230	89,935
CJ Corp.	344	30,048
CJ ENM Co. Ltd.	277	36,483
CJ Logistics Corp.(1)	239	35,216
CMG Pharmaceutical Co. Ltd.(1)	803	3,109
Com2uSCorp	114	10,128
Cosmax, Inc.(1)	390	43,761
CosmoAM&T Co. Ltd.(1)	253	9,355
COSON Co. Ltd.(1)	1,078	2,445
Coway Co. Ltd.	914	61,627
COWELL FASHION Co. Ltd.	866	6,305
Creative & Innovative System(1)	493	5,818
CrystalGenomics, Inc.(1)	1,166	7,723
CS Wind Corp.	558	38,312
Cuckoo Homesys Co. Ltd.	402	14,544
Daea TI Co. Ltd.	824	4,546
Daeduck Electronics Co. Ltd.	688	10,933
Daesang Corp.	1,157	25,160
Daewoo Engineering & Construction Co. Ltd.(1)	4,616	29,194
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(1)	196	4,726
53

Avantis Emerging Markets Equity Fund
	Shares	Value
Daewoong Co. Ltd.	322	$10,068
Daishin Securities Co. Ltd.	665	10,986
Daou Data Corp.	1,324	15,996
Daou Technology, Inc.	1,290	28,910
Dawonsys Co. Ltd.	644	11,639
DB Financial Investment Co. Ltd.	1,678	9,740
DB HiTek Co. Ltd.	1,977	101,483
DB Insurance Co. Ltd.	2,188	110,625
Dentium Co. Ltd.	478	35,824
Devsisters Co. Ltd.(1)	99	6,643
DGB Financial Group, Inc.	2,793	21,861
Digital Power Communications Co. Ltd.	700	8,727
DIO Corp.(1)	222	9,265
DL E&C Co. Ltd.(1)	275	33,371
DL Holdings Co. Ltd.	439	27,301
Dong-A Socio Holdings Co. Ltd.	122	12,074
Dong-A ST Co. Ltd.	58	3,846
Dongjin Semichem Co. Ltd.	597	13,589
DongKook Pharmaceutical Co. Ltd.	415	8,789
Dongkuk Steel Mill Co. Ltd.	2,359	41,189
Dongsuh Cos., Inc.	282	7,030
Dongwha Enterprise Co. Ltd.(1)	82	5,191
Dongwon Development Co. Ltd.	641	3,328
Dongwon F&B Co. Ltd.	93	16,627
Dongwon Industries Co. Ltd.	66	13,883
Doosan Heavy Industries & Construction Co. Ltd.(1)	1,557	27,994
Doosan Infracore Co. Ltd.(1)	500	5,081
DoubleUGames Co. Ltd.	96	5,233
Douzone Bizon Co. Ltd.	210	15,412
Duk San Neolux Co. Ltd.(1)	162	10,030
E-MART, Inc.	671	103,384
Echo Marketing, Inc.	366	6,968
Ecopro BM Co. Ltd.	118	32,499
Ecopro Co. Ltd.	166	15,900
Ecopro HN Co. Ltd.(1)	136	13,941
ENF Technology Co. Ltd.	240	6,754
Eo Technics Co. Ltd.	17	1,762
Eugene Corp.	3,001	13,637
Eugene Investment & Securities Co. Ltd.	4,439	15,253
F&F Co. Ltd. / New(1)	180	112,107
F&F Holdings Co. Ltd.	27	1,022
Fila Holdings Corp.	1,257	48,577
Foosung Co. Ltd.(1)	845	10,348
Genexine, Inc.(1)	81	5,196
GOLFZON Co. Ltd.	158	19,294
Grand Korea Leisure Co. Ltd.(1)	242	3,252
Green Cross Corp.	41	13,583
GS Engineering & Construction Corp.	3,030	116,617
GS Holdings Corp.	2,022	73,958
GS Retail Co. Ltd.	1,479	43,672
HAESUNG DS Co. Ltd.	210	7,353
54

Avantis Emerging Markets Equity Fund
	Shares	Value
Halla Holdings Corp.	152	$6,056
Hana Financial Group, Inc.	9,418	364,702
Hana Tour Service, Inc.(1)	48	3,200
Hanall Biopharma Co. Ltd.(1)	410	8,428
Handsome Co. Ltd.	193	6,754
Hanil Cement Co. Ltd.	73	14,838
Hanjin Heavy Industries & Construction Co. Ltd.(1)	2,594	19,722
Hanjin Kal Corp.(1)	187	10,617
Hanjin Transportation Co. Ltd.	337	11,373
Hankook Shell Oil Co. Ltd.	40	9,285
Hankook Tire & Technology Co. Ltd.	1,919	76,989
Hanmi Pharm Co. Ltd.	25	6,654
Hanon Systems	2,506	35,496
Hansae Co. Ltd.	542	9,623
Hansol Chemical Co. Ltd.	139	34,733
Hansol Paper Co. Ltd.	1,067	16,073
Hansol Technics Co. Ltd.(1)	1,045	6,599
Hanssem Co. Ltd.	121	12,080
Hanwha Aerospace Co. Ltd.	1,438	62,938
Hanwha Corp.	1,543	46,181
Hanwha General Insurance Co. Ltd.(1)	2,607	9,605
Hanwha Investment & Securities Co. Ltd.(1)	7,287	30,704
Hanwha Life Insurance Co. Ltd.	14,326	41,144
Hanwha Solutions Corp.(1)	2,001	70,090
Hanwha Systems Co. Ltd.	2,295	38,968
Harim Holdings Co. Ltd.	1,765	15,648
HDC Holdings Co. Ltd.	769	7,773
HDC Hyundai Development Co-Engineering & Construction, E Shares	852	21,901
Helixmith Co. Ltd.(1)	112	2,527
Hite Jinro Co. Ltd.	1,188	34,110
HLB Life Science Co. Ltd.(1)	478	6,116
HLB, Inc.(1)	112	5,355
HMM Co. Ltd.(1)	9,756	352,567
Hotel Shilla Co. Ltd.	319	24,642
HS Industries Co. Ltd.	1,315	8,036
Huchems Fine Chemical Corp.	426	9,804
Hugel, Inc.(1)	45	7,548
Humax Co. Ltd.(1)	1,601	7,378
Humedix Co. Ltd.	254	7,334
Huons Co. Ltd.	118	5,816
Huons Global Co. Ltd.	135	7,766
Hwaseung Enterprise Co. Ltd.	315	4,256
HYBE Co. Ltd.(1)	105	26,147
Hyosung Advanced Materials Corp.(1)	118	62,819
Hyosung Chemical Corp.(1)	118	39,157
Hyosung Corp.	128	13,211
Hyosung Heavy Industries Corp.(1)	224	15,799
Hyosung TNC Corp.	143	95,502
Hyundai Autoever Corp.	90	9,047
Hyundai Construction Equipment Co. Ltd.(1)	678	28,718
55

Avantis Emerging Markets Equity Fund
	Shares	Value
Hyundai Corp.	337	$5,281
Hyundai Department Store Co. Ltd.	269	18,702
Hyundai Electric & Energy System Co. Ltd.(1)	1,021	21,887
Hyundai Elevator Co. Ltd.	412	17,804
Hyundai Engineering & Construction Co. Ltd.	2,544	121,441
Hyundai Glovis Co. Ltd.	496	82,743
Hyundai Greenfood Co. Ltd.	883	7,545
Hyundai Heavy Industries Holdings Co. Ltd.	1,270	71,354
Hyundai Home Shopping Network Corp.	257	16,314
Hyundai Livart Furniture Co. Ltd.	429	6,646
Hyundai Marine & Fire Insurance Co. Ltd.	2,984	65,822
Hyundai Mipo Dockyard Co. Ltd.(1)	294	19,281
Hyundai Mobis Co. Ltd.	551	131,525
Hyundai Motor Co.	1,516	277,005
Hyundai Steel Co.	1,866	81,742
Hyundai Wia Corp.	339	26,685
i-SENS, Inc.	272	7,593
ICD Co. Ltd.	599	7,260
Iljin Diamond Co. Ltd.	93	4,199
Iljin Materials Co. Ltd.	112	7,283
Ilyang Pharmaceutical Co. Ltd.	116	3,447
iMarketKorea, Inc.	1,209	12,591
Industrial Bank of Korea	5,983	53,024
Innocean Worldwide, Inc.	385	19,411
Innox Advanced Materials Co. Ltd.(1)	164	12,550
Inscobee, Inc.(1)	756	2,769
Insun ENT Co. Ltd.(1)	1,650	17,174
Interflex Co. Ltd.(1)	276	3,359
Interpark Corp.	1,000	8,223
INTOPS Co. Ltd.	746	16,953
IS Dongseo Co. Ltd.	141	6,143
JB Financial Group Co. Ltd.	3,642	25,985
Jeil Pharmaceutical Co. Ltd.	24	822
Jeju Air Co. Ltd.(1)	154	3,028
Jusung Engineering Co. Ltd.(1)	892	9,202
JW Holdings Corp.	388	1,380
JW Pharmaceutical Corp.	307	7,180
JYP Entertainment Corp.	645	23,650
Kakao Corp.	2,206	294,348
Kangwon Land, Inc.(1)	1,149	27,412
KB Financial Group, Inc., ADR	9,490	431,890
KC Co. Ltd.	435	9,074
KC Tech Co. Ltd.	493	11,270
KCC Corp.	80	24,768
KCC Glass Corp.	16	1,025
KEPCO Engineering & Construction Co., Inc.	229	9,162
KEPCO Plant Service & Engineering Co. Ltd.	604	19,566
KG Dongbu Steel Co. Ltd.	279	3,696
Kginicis Co. Ltd.	423	6,880
KH Feelux Co. Ltd.(1)	311	879
Kia Corp.	5,636	412,291
56

Avantis Emerging Markets Equity Fund
	Shares	Value
KISCO Corp.	1,358	$11,682
KIWOOM Securities Co. Ltd.	596	60,451
KMW Co. Ltd.(1)	276	10,117
Koentec Co. Ltd.	632	4,860
Koh Young Technology, Inc.	700	13,592
Kolmar BNH Co. Ltd.	169	5,827
Kolmar Korea Co. Ltd.	104	4,319
Kolmar Korea Holdings Co. Ltd.	244	5,141
Kolon Industries, Inc.	560	41,900
Komipharm International Co. Ltd.(1)	185	1,759
KONA I Co. Ltd.(1)	776	22,814
Korea Aerospace Industries Ltd.	3,129	88,408
Korea Electric Power Corp., ADR	5,606	57,910
Korea Electric Terminal Co. Ltd.	273	19,436
Korea Gas Corp.(1)	430	13,399
Korea Investment Holdings Co. Ltd.	1,676	137,249
Korea Line Corp.(1)	9,315	23,594
Korea Petrochemical Ind Co. Ltd.	128	25,473
Korea Real Estate Investment & Trust Co. Ltd.	3,951	7,996
Korea Shipbuilding & Offshore Engineering Co. Ltd.(1)	148	15,079
Korea United Pharm, Inc.	247	11,163
Korea Zinc Co. Ltd.	42	19,236
Korean Air Lines Co. Ltd.(1)	3,127	84,239
Korean Reinsurance Co.	1,523	12,372
KT Skylife Co. Ltd.	1,686	15,015
KTB Investment & Securities Co. Ltd.	4,274	27,043
Kumho Petrochemical Co. Ltd.	765	127,902
Kumho Tire Co., Inc.(1)	3,469	17,656
Kwang Dong Pharmaceutical Co. Ltd.	671	4,794
Kyobo Securities Co. Ltd.	138	1,012
Kyung Dong Navien Co. Ltd.	141	8,155
L&C Bio Co. Ltd.	147	4,517
LEENO Industrial, Inc.	117	17,941
LegoChem Biosciences, Inc.(1)	200	9,295
LF Corp.	1,000	15,838
LG Chem Ltd.	440	286,707
LG Corp.	733	60,122
LG Display Co. Ltd., ADR(1)(2)	13,838	121,913
LG Electronics, Inc.	2,747	335,496
LG HelloVision Co. Ltd.	1,238	8,307
LG Household & Health Care Ltd.	57	71,809
LG Innotek Co. Ltd.	525	97,043
LG Uplus Corp.	7,009	84,803
LIG Nex1 Co. Ltd.	595	26,659
Lock&Lock Co. Ltd.(1)	304	3,154
Lotte Chemical Corp.	69	14,840
Lotte Chilsung Beverage Co. Ltd.	222	27,744
Lotte Confectionery Co. Ltd.	107	12,771
Lotte Corp.	231	7,062
LOTTE Fine Chemical Co. Ltd.	516	31,117
Lotte Food Co. Ltd.	21	7,600
57

Avantis Emerging Markets Equity Fund
	Shares	Value
LOTTE Himart Co. Ltd.	116	$3,129
Lotte Shopping Co. Ltd.	207	19,154
LS Corp.	813	46,581
LS Electric Co. Ltd.	313	18,465
Lutronic Corp.(1)	1,474	23,512
LVMC Holdings(1)	986	2,975
LX Hausys Ltd.	346	26,242
LX Holdings Corp.(1)	355	3,014
LX INTERNATIONAL Corp.	1,786	42,644
LX Semicon Co. Ltd.	162	16,086
Maeil Dairies Co. Ltd.	165	10,369
Mando Corp.(1)	1,602	83,592
Mcnex Co. Ltd.	325	12,041
MegaStudyEdu Co. Ltd.	526	34,519
Meritz Financial Group, Inc.	2,277	56,343
Meritz Fire & Marine Insurance Co. Ltd.	2,368	54,123
Meritz Securities Co. Ltd.	14,162	65,326
Mirae Asset Life Insurance Co. Ltd.	2,237	8,332
Mirae Asset Securities Co. Ltd.	8,956	67,910
Miwon Commercial Co. Ltd.	26	4,572
Naturecell Co. Ltd.(1)	342	6,700
NAVER Corp.	723	273,754
NCSoft Corp.	141	80,188
Neowiz(1)	562	14,033
NEPES Corp.(1)	475	14,566
Netmarble Corp.	181	20,094
Nexen Tire Corp.	1,809	13,059
NH Investment & Securities Co. Ltd.	5,621	64,046
NHN Corp.(1)	231	14,040
NHN KCP Corp.(1)	328	13,670
NICE Holdings Co. Ltd.	890	13,842
NICE Information Service Co. Ltd.	733	13,389
NongShim Co. Ltd.	22	5,661
OCI Co. Ltd.(1)	255	27,853
OliX Pharmaceuticals, Inc.(1)	206	8,316
OptoElectronics Solutions Co. Ltd.	81	2,702
Orion Corp./Republic of Korea	201	21,899
Orion Holdings Corp.	494	6,787
Osstem Implant Co. Ltd.	576	79,459
Ottogi Corp.	20	8,916
Pan Ocean Co. Ltd.	6,203	44,293
Paradise Co. Ltd.(1)	437	6,393
Park Systems Corp.	72	7,532
Partron Co. Ltd.	1,065	9,141
Pearl Abyss Corp.(1)	642	52,182
PI Advanced Materials Co. Ltd.	430	21,752
Poongsan Corp.	487	14,845
POSCO, ADR	6,681	477,023
POSCO Chemical Co. Ltd.	184	24,584
Posco ICT Co. Ltd.	844	5,322
Posco International Corp.	2,436	47,632
58

Avantis Emerging Markets Equity Fund
	Shares	Value
Pulmuone Co. Ltd.	627	$9,445
S-1 Corp.	175	12,389
S-Oil Corp.	1,611	131,547
Samchully Co. Ltd.	65	4,910
Samjin Pharmaceutical Co. Ltd.	249	5,769
Samsung Biologics Co. Ltd.(1)	49	40,730
Samsung C&T Corp.	669	76,529
Samsung Card Co. Ltd.	448	13,161
Samsung Electro-Mechanics Co. Ltd.	1,433	227,400
Samsung Electronics Co. Ltd., GDR	1,889	3,084,232
Samsung Engineering Co. Ltd.(1)	5,201	99,931
Samsung Fire & Marine Insurance Co. Ltd.	978	190,368
Samsung Heavy Industries Co. Ltd.(1)	3,345	18,134
Samsung Life Insurance Co. Ltd.	734	47,062
Samsung Pharmaceutical Co. Ltd.(1)	723	4,528
Samsung SDI Co. Ltd.	270	184,028
Samsung SDS Co. Ltd.	305	45,273
Samsung Securities Co. Ltd.	2,350	99,924
Samwha Capacitor Co. Ltd.	200	10,798
Samyang Corp.	176	9,767
Samyang Foods Co. Ltd.	102	7,320
Samyang Holdings Corp.	195	17,731
Sangsangin Co. Ltd.(1)	878	6,185
Seah Besteel Corp.	390	9,809
SeAH Steel Corp.	101	9,597
SeAH Steel Holdings Corp.	160	17,713
Sebang Global Battery Co. Ltd.	158	11,381
Seegene, Inc.	428	24,241
Seobu T&D	496	3,785
Seoul Semiconductor Co. Ltd.	725	10,282
Seoul Viosys Co. Ltd.	377	5,367
SFA Engineering Corp.	247	8,238
SFA Semicon Co. Ltd.(1)	2,124	12,627
Shin Poong Pharmaceutical Co. Ltd.	78	4,739
Shinhan Financial Group Co. Ltd., ADR(2)	4,840	160,930
Shinsegae International, Inc.	26	4,426
Shinsegae, Inc.	371	85,821
Shinsung E&G Co. Ltd.(1)	2,421	4,806
Shinyoung Securities Co. Ltd.	132	7,161
SIMMTECH Co. Ltd.	1,438	37,900
SK Biopharmaceuticals Co. Ltd.(1)	52	5,616
SK Chemicals Co. Ltd.	169	39,244
SK D&D Co. Ltd.	398	13,200
SK Discovery Co. Ltd.	345	14,227
SK Gas Ltd.	126	12,956
SK Hynix, Inc.	6,442	589,832
SK Innovation Co. Ltd.(1)	1,062	227,663
SK Materials Co. Ltd.	73	25,403
SK Networks Co. Ltd.	7,113	34,066
SK Securities Co. Ltd.	8,304	6,578
SK Telecom Co. Ltd., ADR	6,901	198,680
59

Avantis Emerging Markets Equity Fund
	Shares	Value
SK, Inc.	387	$87,679
SKC Co. Ltd.	96	13,140
SL Corp.	252	5,962
SM Entertainment Co. Ltd.(1)	366	21,725
SNT Motiv Co. Ltd.	434	20,360
SOLUM Co. Ltd.(1)	448	11,005
Songwon Industrial Co. Ltd.	1,219	18,966
Soulbrain Co. Ltd.	82	19,980
Soulbrain Holdings Co., Ltd.(1)	101	2,973
SPC Samlip Co. Ltd.	100	7,023
Studio Dragon Corp.(1)	147	11,007
Taeyoung Engineering & Construction Co. Ltd.	1,144	12,015
TES Co. Ltd.	187	4,444
Tesna, Inc.	498	22,043
TK Corp.	771	8,290
Tokai Carbon Korea Co. Ltd.	90	13,142
Tongyang Life Insurance Co. Ltd.	3,039	14,157
Tongyang, Inc.	3,527	5,299
Toptec Co. Ltd.	247	2,253
TY Holdings Co. Ltd.(1)	394	10,426
Unid Co. Ltd.	398	45,580
UniTest, Inc.(1)	329	7,009
Value Added Technology Co. Ltd.	445	16,184
Vaxcell-Bio Therapeutics Co. Ltd.(1)	86	5,833
Vieworks Co. Ltd.	33	1,255
Webzen, Inc.(1)	493	11,517
Winix, Inc.	383	6,837
WiSoL Co. Ltd.	935	9,850
Wonik Holdings Co. Ltd.(1)	908	4,430
WONIK IPS Co. Ltd.	1,371	53,364
Wonik Materials Co. Ltd.	174	5,342
Wonik QnC Corp.(1)	299	7,307
Woongjin Thinkbig Co. Ltd.	2,317	7,437
Woori Financial Group, Inc.	9,729	94,127
Woori Technology Investment Co. Ltd.(1)	659	4,510
Youngone Corp.	1,080	38,708
Youngone Holdings Co. Ltd.	191	7,573
Yuanta Securities Korea Co. Ltd.	5,691	21,496
Yuhan Corp.	300	16,144
Zinus, Inc.	81	5,822
		17,372,147
Taiwan — 16.8%
Abico Avy Co. Ltd.	6,020	5,468
Ability Enterprise Co. Ltd.(1)	2,000	1,096
AcBel Polytech, Inc.	2,000	1,933
Accton Technology Corp.	1,000	10,131
Acer, Inc.	60,000	54,454
ACES Electronic Co. Ltd.	7,000	13,109
Acter Group Corp. Ltd.	2,000	13,588
ADATA Technology Co. Ltd.	9,000	28,310
Advanced Analog Technology, Inc.	2,000	6,380
60

Avantis Emerging Markets Equity Fund
	Shares	Value
Advanced International Multitech Co. Ltd.	5,000	$13,935
Advanced Power Electronics Corp.	3,000	12,002
Advantech Co. Ltd.	6,099	84,919
AGV Products Corp.(1)	14,000	5,435
Airmate Cayman International Co. Ltd.	1,020	896
Airtac International Group	1,000	30,439
Alchip Technologies Ltd.	2,000	50,271
Alcor Micro Corp.(1)	4,000	7,317
Allis Electric Co. Ltd.	2,205	1,935
Alltek Technology Corp.	7,000	7,929
Alltop Technology Co. Ltd.	1,500	10,139
Alpha Networks, Inc.	5,773	5,396
Altek Corp.	7,000	8,800
Ampire Co. Ltd.	2,000	1,681
AMPOC Far-East Co. Ltd.	2,000	2,832
AmTRAN Technology Co. Ltd.(1)	28,000	17,078
Anpec Electronics Corp.	3,000	16,953
Apacer Technology, Inc.	1,000	1,583
APAQ Technology Co. Ltd.	3,000	5,794
APCB, Inc.	2,000	1,872
Apex International Co. Ltd.	4,000	8,939
Arcadyan Technology Corp.	7,000	23,314
Ardentec Corp.	17,000	43,852
Argosy Research, Inc.	2,155	7,777
ASE Technology Holding Co. Ltd., ADR	34,287	317,840
Asia Cement Corp.	38,000	61,511
Asia Optical Co., Inc.(1)	2,000	6,024
Asia Pacific Telecom Co. Ltd.(1)	28,621	8,593
Asia Polymer Corp.	10,150	13,734
Asia Vital Components Co. Ltd.	11,000	27,489
ASROCK, Inc.	2,000	10,154
Asustek Computer, Inc.	13,000	151,759
Aten International Co. Ltd.	2,000	5,927
AU Optronics Corp.	221,800	139,843
Audix Corp.	1,000	1,965
AURAS Technology Co. Ltd.	3,000	18,602
Avermedia Technologies	11,000	11,396
Bank of Kaohsiung Co. Ltd.	4,180	1,741
Basso Industry Corp.	3,000	5,086
BenQ Materials Corp.	7,000	9,899
BES Engineering Corp.	48,000	15,507
Bin Chuan Enterprise Co. Ltd.	2,000	1,847
Bizlink Holding, Inc.	4,000	32,737
Brighton-Best International Taiwan, Inc.	15,000	21,793
C Sun Manufacturing Ltd.	7,140	12,893
Capital Securities Corp.	63,000	35,926
Career Technology MFG. Co. Ltd.(1)	23,020	22,157
Catcher Technology Co. Ltd.	17,000	102,247
Cathay Financial Holding Co. Ltd.	96,000	206,168
Cayman Engley Industrial Co. Ltd.(1)	2,000	5,013
Celxpert Energy Corp.	3,000	4,292
61

Avantis Emerging Markets Equity Fund
	Shares	Value
Central Reinsurance Co. Ltd.	10,000	$10,115
Century Iron & Steel Industrial Co. Ltd.	2,000	8,044
Chailease Holding Co. Ltd.	1,092	10,476
Chain Chon Industrial Co. Ltd.(1)	9,000	8,188
ChainQui Construction Development Co. Ltd.	2,200	1,464
Champion Building Materials Co. Ltd.(1)	25,000	10,158
Chang Hwa Commercial Bank Ltd.	20,482	12,186
Chang Wah Technology Co. Ltd.	1,000	4,100
Channel Well Technology Co. Ltd.	2,000	3,127
Charoen Pokphand Enterprise	3,000	8,636
CHC Healthcare Group	1,000	1,229
Chen Full International Co. Ltd.	4,000	5,577
Cheng Loong Corp.	23,000	29,839
Cheng Mei Materials Technology Corp.(1)	27,000	11,072
Cheng Shin Rubber Industry Co. Ltd.	47,000	63,102
Cheng Uei Precision Industry Co. Ltd.	15,000	20,696
Chia Chang Co. Ltd.	5,000	8,829
Chia Hsin Cement Corp.	2,000	1,609
Chicony Electronics Co. Ltd.	18,000	50,905
Chicony Power Technology Co. Ltd.	4,000	9,896
Chilisin Electronics Corp.	9,000	29,696
Chin-Poon Industrial Co. Ltd.	13,000	15,182
China Airlines Ltd.(1)	45,000	27,862
China Bills Finance Corp.	26,000	15,192
China Chemical & Pharmaceutical Co. Ltd.	2,000	1,677
China Development Financial Holding Corp.	353,000	180,405
China General Plastics Corp.	14,100	20,012
China Life Insurance Co. Ltd.	54,520	56,736
China Man-Made Fiber Corp.(1)	25,000	9,322
China Metal Products	1,000	1,187
China Motor Corp.	8,000	19,641
China Petrochemical Development Corp.(1)	65,000	30,168
China Steel Chemical Corp.	2,000	7,816
China Steel Corp.	206,000	282,975
Chinese Maritime Transport Ltd.	7,000	19,336
Ching Feng Home Fashions Co. Ltd.(1)	1,000	762
Chipbond Technology Corp.	23,000	63,704
ChipMOS Technologies, Inc.	25,000	52,838
Chlitina Holding Ltd.	3,000	21,531
Chong Hong Construction Co. Ltd.(1)	2,000	5,747
Chroma ATE, Inc.	1,000	6,469
Chung Hung Steel Corp.	32,000	53,885
Chung Hwa Pulp Corp.(1)	19,000	16,785
Chung-Hsin Electric & Machinery Manufacturing Corp.	8,000	14,110
Chunghwa Telecom Co. Ltd., ADR(2)	4,465	182,395
Cleanaway Co. Ltd.	2,000	12,269
Clevo Co.	8,000	8,462
CMC Magnetics Corp.(1)	38,000	13,677
Co-Tech Development Corp.	1,000	2,613
Compal Electronics, Inc.	138,000	113,882
Compeq Manufacturing Co. Ltd.	36,000	52,999
62

Avantis Emerging Markets Equity Fund
	Shares	Value
Concord International Securities Co. Ltd.	13,000	$7,374
Concord Securities Co. Ltd.	4,028	1,830
Concraft Holding Co. Ltd.	3,000	7,064
Continental Holdings Corp.	16,000	13,623
Contrel Technology Co. Ltd.	13,000	10,499
Coremax Corp.	3,272	14,328
Coretronic Corp.	12,000	24,190
CTBC Financial Holding Co. Ltd.	242,000	200,578
CTCI Corp.	23,000	29,908
CviLux Corp.	4,000	6,034
CyberTAN Technology, Inc.	6,000	3,954
DA CIN Construction Co. Ltd.	6,000	6,557
Darfon Electronics Corp.	12,000	19,151
Darwin Precisions Corp.(1)	23,000	9,844
Daxin Materials Corp.	2,000	6,466
Delta Electronics, Inc.	10,000	97,409
Depo Auto Parts Ind Co. Ltd.	3,000	6,204
Dimerco Express Corp.	3,240	12,789
Dyaco International, Inc.	1,000	2,504
Dynamic Electronics Co. Ltd.	14,274	11,850
Dynapack International Technology Corp.	3,000	10,062
E Ink Holdings, Inc.	1,000	2,809
E-LIFE MALL Corp.	1,000	3,081
E.Sun Financial Holding Co. Ltd.	57,076	54,713
Eastern Media International Corp.	15,000	18,328
Eclat Textile Co. Ltd.	1,000	20,079
Edom Technology Co. Ltd.	9,000	12,176
eGalax_eMPIA Technology, Inc.	2,060	6,307
Egis Technology, Inc.	2,000	8,607
Elan Microelectronics Corp.	8,000	45,322
Elite Advanced Laser Corp.	8,000	15,949
Elite Material Co. Ltd.	7,000	58,950
Elite Semiconductor Microelectronics Technology, Inc.	5,000	25,171
Elitegroup Computer Systems Co. Ltd.(1)	3,000	2,678
ENNOSTAR, Inc.(1)	5,325	14,819
Eson Precision Ind Co. Ltd.	1,000	2,090
Eternal Materials Co. Ltd.	18,000	23,850
Eva Airways Corp.	24,000	16,554
Evergreen International Storage & Transport Corp.	21,000	25,328
Evergreen Marine Corp. Taiwan Ltd.	84,000	410,049
Everlight Chemical Industrial Corp.	11,000	7,523
Everlight Electronics Co. Ltd.	17,000	33,897
Excellence Opto, Inc.	2,000	1,734
Excelliance Mos Corp.	2,000	14,613
Excelsior Medical Co. Ltd.	3,000	6,046
Far Eastern Department Stores Ltd.	15,000	11,703
Far Eastern International Bank	59,742	23,699
Far Eastern New Century Corp.	65,000	70,373
Far EasTone Telecommunications Co. Ltd.	26,000	57,844
Faraday Technology Corp.	7,000	24,913
Farglory F T Z Investment Holding Co. Ltd.	2,000	2,829
63

Avantis Emerging Markets Equity Fund
	Shares	Value
Farglory Land Development Co. Ltd.	2,000	$4,596
Federal Corp.(1)	9,000	9,115
Feng Hsin Steel Co. Ltd.	12,000	34,217
Feng TAY Enterprise Co. Ltd.	1,200	9,340
Firich Enterprises Co. Ltd.(1)	9,000	10,150
First Financial Holding Co. Ltd.	36,410	30,071
First Hi-Tec Enterprise Co. Ltd.	5,000	12,498
First Steamship Co. Ltd.	28,350	16,584
FIT Holding Co. Ltd.	9,000	10,361
Fitipower Integrated Technology, Inc.	5,451	44,848
Fittech Co. Ltd.(1)	2,000	13,651
FLEXium Interconnect, Inc.(1)	12,000	50,082
Flytech Technology Co. Ltd.	2,000	4,624
FocalTech Systems Co. Ltd.	8,900	61,192
Forcecon Tech Co. Ltd.	3,284	9,482
Formosa Advanced Technologies Co. Ltd.	5,000	6,923
Formosa Chemicals & Fibre Corp.	31,000	93,904
Formosa International Hotels Corp.(1)	1,000	5,319
Formosa Optical Technology Co. Ltd.	1,000	2,284
Formosa Petrochemical Corp.	4,000	14,101
Formosa Plastics Corp.	11,000	40,616
Formosa Sumco Technology Corp.	2,000	13,362
Formosa Taffeta Co. Ltd.	15,000	16,881
Formosan Rubber Group, Inc.	13,000	10,359
Formosan Union Chemical	11,000	7,699
Founding Construction & Development Co. Ltd.	2,000	1,226
Foxconn Technology Co. Ltd.	29,000	69,162
Foxsemicon Integrated Technology, Inc.	2,000	15,541
Franbo Lines Corp.(1)	10,698	13,000
FSP Technology, Inc.	5,000	7,132
Fubon Financial Holding Co. Ltd.	104,000	318,556
Fulgent Sun International Holding Co. Ltd.	3,042	9,596
Full Wang International Development Co. Ltd.	2,000	1,433
Fulltech Fiber Glass Corp.(1)	14,000	9,229
Fusheng Precision Co. Ltd.	2,000	13,078
G Shank Enterprise Co. Ltd.	9,000	19,121
Gamania Digital Entertainment Co. Ltd.	4,000	8,523
Gemtek Technology Corp.	8,000	7,623
General Interface Solution Holding Ltd.	10,000	38,613
Generalplus Technology, Inc.	4,000	10,759
Genesys Logic, Inc.	1,000	4,690
Genius Electronic Optical Co. Ltd.	2,000	34,809
Getac Technology Corp.	12,000	22,615
Giant Manufacturing Co. Ltd.	6,000	72,516
Gigabyte Technology Co. Ltd.	16,000	50,468
Ginko International Co. Ltd.	2,100	15,859
Global Brands Manufacture Ltd.	10,000	12,034
Global Lighting Technologies, Inc.	5,000	15,158
Global Mixed Mode Technology, Inc.	2,000	18,825
Global PMX Co. Ltd.	1,000	5,503
Global Unichip Corp.	3,000	46,620
64

Avantis Emerging Markets Equity Fund
	Shares	Value
Globalwafers Co. Ltd.	2,000	$62,500
Globe Union Industrial Corp.	2,000	1,148
Gloria Material Technology Corp.	2,000	1,957
GMI Technology, Inc.(1)	7,700	6,445
Gold Circuit Electronics Ltd.	15,000	39,636
Goldsun Building Materials Co. Ltd.	24,990	20,228
Gourmet Master Co. Ltd.	3,000	15,846
Grand Fortune Securities Co. Ltd.	9,391	4,795
Grand Pacific Petrochemical	31,000	33,949
Grape King Bio Ltd.	3,000	17,635
Great Tree Pharmacy Co. Ltd.	2,594	25,889
Great Wall Enterprise Co. Ltd.	16,480	32,189
Greatek Electronics, Inc.	10,000	32,288
GTM Holdings Corp.	2,000	1,780
Hannstar Board Corp.	10,301	15,534
HannStar Display Corp.	94,000	54,339
HannsTouch Solution, Inc.	22,000	8,940
Harvatek Corp.	11,000	11,038
Heran Co. Ltd.	2,000	8,572
Highlight Tech Corp.	2,000	2,960
Highwealth Construction Corp.	1,100	1,913
Hiroca Holdings Ltd.	4,000	7,782
Hitron Technology, Inc.	3,000	2,071
Hiwin Technologies Corp.	2,061	24,140
Ho Tung Chemical Corp.	45,000	17,101
Hocheng Corp.	13,000	5,384
Hold-Key Electric Wire & Cable Co. Ltd.(1)	9,000	4,522
Holiday Entertainment Co. Ltd.	1,000	2,218
Holtek Semiconductor, Inc.	7,000	32,311
Holy Stone Enterprise Co. Ltd.	7,000	30,470
Hon Hai Precision Industry Co. Ltd.	126,000	503,157
Hong Pu Real Estate Development Co. Ltd.	2,000	1,546
Hong YI Fiber Industry Co.	2,000	1,708
Horizon Securities Co. Ltd.	18,000	12,932
Hota Industrial Manufacturing Co. Ltd.	2,147	7,411
Hotai Finance Co. Ltd.	2,000	6,171
Hotai Motor Co. Ltd.	1,000	20,977
Hotron Precision Electronic Industrial Co. Ltd.	3,000	7,305
Hsing TA Cement Co.	2,000	1,550
HTC Corp.(1)	9,000	11,523
Hu Lane Associate, Inc.	4,025	17,033
Hua Nan Financial Holdings Co. Ltd.	26,400	19,893
Huaku Development Co. Ltd.	9,000	28,586
Huang Hsiang Construction Corp.	1,000	1,398
Hung Ching Development & Construction Co. Ltd.	2,000	2,103
Hung Sheng Construction Ltd.	16,920	12,669
Hycon Technology Corp.	2,000	10,853
I-Chiun Precision Industry Co. Ltd.(1)	7,554	13,522
I-Sheng Electric Wire & Cable Co. Ltd.	1,000	1,517
IBF Financial Holdings Co. Ltd.	47,426	27,430
Ichia Technologies, Inc.	16,000	9,986
65

Avantis Emerging Markets Equity Fund
	Shares	Value
IEI Integration Corp.	3,000	$5,023
Innodisk Corp.	2,020	16,863
Innolux Corp.	279,000	172,815
Inpaq Technology Co. Ltd.(1)	5,000	10,303
Integrated Service Technology, Inc.	5,000	9,354
International CSRC Investment Holdings Co.	21,000	17,696
International Games System Co. Ltd.	2,000	47,812
Inventec Corp.	31,000	27,119
ITE Technology, Inc.	4,000	16,234
ITEQ Corp.	3,000	14,266
Jess-Link Products Co. Ltd.	4,000	5,055
Jih Lin Technology Co. Ltd.	2,000	8,533
K Laser Technology, Inc.	2,000	1,740
Kaimei Electronic Corp.(1)	3,000	10,851
Kenda Rubber Industrial Co. Ltd.	17,040	20,449
Kenmec Mechanical Engineering Co. Ltd.(1)	2,000	1,956
Kindom Development Co. Ltd.	15,400	23,576
King Yuan Electronics Co. Ltd.	37,000	60,644
King's Town Bank Co. Ltd.	27,000	42,720
Kinik Co.	4,000	10,209
Kinpo Electronics	22,000	10,014
Kinsus Interconnect Technology Corp.	10,000	72,162
KMC Kuei Meng International, Inc.	2,000	15,206
KNH Enterprise Co. Ltd.	4,000	3,324
KS Terminals, Inc.	1,000	3,460
Kung Long Batteries Industrial Co. Ltd.	2,000	9,990
Kung Sing Engineering Corp.(1)	4,000	1,454
Kuo Toong International Co. Ltd.	13,000	11,813
Kuo Yang Construction Co. Ltd.	4,545	4,646
L&K Engineering Co. Ltd.	5,000	5,415
Lanner Electronics, Inc.	3,000	5,487
Largan Precision Co. Ltd.	1,000	96,416
Leadtek Research, Inc.(1)	4,000	9,042
Lealea Enterprise Co. Ltd.(1)	23,000	9,296
Lelon Electronics Corp.	2,000	5,162
Lemtech Holdings Co. Ltd.	2,000	12,347
Li Peng Enterprise Co. Ltd.(1)	34,000	13,225
Lian HWA Food Corp.	4,400	11,286
Lien Hwa Industrial Holdings Corp.	1,160	2,199
Lingsen Precision Industries Ltd.(1)	15,000	16,443
Lite-On Technology Corp.	55,000	121,276
Long Da Construction & Development Corp.	2,000	1,450
Longchen Paper & Packaging Co. Ltd.	27,591	27,946
Lotes Co. Ltd.	2,000	38,878
Lucky Cement Corp.	9,000	3,947
Lumax International Corp. Ltd.	1,000	2,535
Lung Yen Life Service Corp.	3,000	5,080
Macauto Industrial Co. Ltd.	2,000	6,259
Machvision, Inc.	2,000	18,549
Macronix International Co. Ltd.	56,000	81,025
Marketech International Corp.	3,000	12,519
66

Avantis Emerging Markets Equity Fund
	Shares	Value
Materials Analysis Technology, Inc.	3,000	$16,506
MediaTek, Inc.	7,000	226,991
Mega Financial Holding Co. Ltd.	84,000	99,350
Meiloon Industrial Co.	2,000	2,025
Mercuries & Associates Holding Ltd.	10,400	8,528
Mercuries Life Insurance Co. Ltd.(1)	46,818	15,668
Merida Industry Co. Ltd.	4,000	45,995
Merry Electronics Co. Ltd.	3,000	10,409
Micro-Star International Co. Ltd.	12,000	56,302
Mitac Holdings Corp.	25,840	25,990
Mobiletron Electronics Co. Ltd.(1)	1,000	1,836
momo.com, Inc.	1,300	80,652
MOSA Industrial Corp.	8,000	13,293
MPI Corp.	4,000	21,254
Namchow Holdings Co. Ltd.	5,000	8,787
Nan Liu Enterprise Co. Ltd.	1,000	4,646
Nan Pao Resins Chemical Co. Ltd.	1,000	5,043
Nan Ren Lake Leisure Amusement Co. Ltd.	2,000	1,224
Nan Ya Plastics Corp.	22,000	71,094
Nan Ya Printed Circuit Board Corp.	5,000	75,664
Nantex Industry Co. Ltd.	11,000	42,616
Nanya Technology Corp.	25,000	59,614
Nichidenbo Corp.	7,000	12,846
Nien Made Enterprise Co. Ltd.	4,000	59,639
Nishoku Technology, Inc.	2,000	6,396
Novatek Microelectronics Corp.	7,000	112,963
Nyquest Technology Co. Ltd.	2,000	11,088
O-Bank Co. Ltd.	21,000	5,670
O-TA Precision Industry Co. Ltd.	3,000	17,175
Ocean Plastics Co. Ltd.	9,000	10,757
OptoTech Corp.	15,000	18,810
Orient Semiconductor Electronics Ltd.	27,000	27,598
Oriental Union Chemical Corp.(1)	2,000	1,572
Pacific Hospital Supply Co. Ltd.	3,000	7,810
PADAUK Technology Co. Ltd.	2,200	13,173
Paiho Shih Holdings Corp.	7,000	9,805
Pan Jit International, Inc.	9,000	35,077
Pan-International Industrial Corp.	21,000	29,732
Parade Technologies Ltd.	1,000	62,926
PChome Online, Inc.	3,000	11,665
Pegatron Corp.	27,000	63,053
Pegavision Corp.	2,000	43,109
PharmaEngine, Inc.	3,000	6,669
Phihong Technology Co. Ltd.(1)	14,000	18,121
Phison Electronics Corp.	2,000	30,652
Pixart Imaging, Inc.	4,000	23,190
Plotech Co. Ltd.	2,000	1,836
Pou Chen Corp.	60,000	71,265
Power Wind Health Industry, Inc.	1,050	5,374
Powertech Technology, Inc.	20,000	81,050
Poya International Co. Ltd.	1,000	18,176
67

Avantis Emerging Markets Equity Fund
	Shares	Value
President Chain Store Corp.	10,000	$102,966
President Securities Corp.	30,451	25,819
Prince Housing & Development Corp.	29,000	14,332
Promate Electronic Co. Ltd.	9,000	12,605
Prosperity Dielectrics Co. Ltd.	3,000	6,500
Qisda Corp.	59,000	63,123
Qualipoly Chemical Corp.	4,000	5,555
Quang Viet Enterprise Co. Ltd.	1,000	4,071
Quanta Computer, Inc.	32,000	90,498
Quanta Storage, Inc.	5,000	6,666
Radiant Opto-Electronics Corp.	13,000	46,372
Radium Life Tech Co. Ltd.	21,000	8,018
Realtek Semiconductor Corp.	11,000	219,238
Rechi Precision Co. Ltd.	12,000	8,537
Rexon Industrial Corp. Ltd.	4,000	10,193
Rich Development Co. Ltd.	21,000	6,996
Ritek Corp.(1)	16,000	5,573
Roo Hsing Co. Ltd.(1)	3,000	863
Ruentex Development Co. Ltd.	22,000	54,942
Ruentex Engineering & Construction Co.	5,480	23,572
Ruentex Industries Ltd.	8,000	32,022
Ruentex Materials Co. Ltd.	1,000	1,326
Sampo Corp.(1)	9,000	10,060
San Fang Chemical Industry Co. Ltd.	2,000	1,559
San Far Property Ltd.(1)	2,206	1,314
San Shing Fastech Corp.(1)	3,000	6,286
Sanyang Motor Co. Ltd.	12,000	11,820
SCI Pharmtech, Inc.	1,200	3,689
SDI Corp.	1,000	5,244
Sea Sonic Electronics Co. Ltd.	2,000	6,902
Sensortek Technology Corp.	1,000	26,562
Shan-Loong Transportation Co. Ltd.	2,000	2,553
Shanghai Commercial & Savings Bank Ltd. (The)	76,000	123,347
Sheng Yu Steel Co. Ltd.	2,000	3,197
ShenMao Technology, Inc.	2,000	3,432
Shin Foong Specialty & Applied Materials Co. Ltd.	1,000	7,741
Shin Kong Financial Holding Co. Ltd.	274,852	94,176
Shin Zu Shing Co. Ltd.	3,123	11,939
Shining Building Business Co. Ltd.(1)	22,000	9,708
Shinkong Insurance Co. Ltd.	5,000	7,895
Shinkong Synthetic Fibers Corp.	16,000	11,372
Shiny Chemical Industrial Co. Ltd.	2,222	10,263
ShunSin Technology Holding Ltd.	2,000	6,801
Shuttle, Inc.(1)	12,000	4,615
Sigurd Microelectronics Corp.	17,000	39,771
Silicon Integrated Systems Corp.	21,600	19,953
Silicon Optronics, Inc.	2,000	12,654
Simplo Technology Co. Ltd.	4,000	45,483
Sincere Navigation Corp.	12,000	17,459
Sino-American Silicon Products, Inc.	7,000	48,487
Sinon Corp.	10,000	8,260
68

Avantis Emerging Markets Equity Fund
	Shares	Value
SinoPac Financial Holdings Co. Ltd.	212,000	$108,862
Sinyi Realty, Inc.	6,000	6,738
Sirtec International Co. Ltd.	1,000	949
Sitronix Technology Corp.	6,000	63,700
Siward Crystal Technology Co. Ltd.	2,000	2,502
Soft-World International Corp.	2,000	6,962
Solar Applied Materials Technology Corp.	12,547	22,423
Sonix Technology Co. Ltd.	6,000	19,537
Sporton International, Inc.	1,050	8,704
St Shine Optical Co. Ltd.	1,000	12,179
Standard Foods Corp.	6,000	11,296
Star Comgistic Capital Co. Ltd.	4,000	3,428
Stark Technology, Inc.	3,000	7,386
Sunjuice Holdings Co. Ltd.	1,000	15,137
Sunny Friend Environmental Technology Co. Ltd.	2,000	14,823
Sunonwealth Electric Machine Industry Co. Ltd.	1,000	1,401
Supreme Electronics Co. Ltd.	7,739	12,220
Sweeten Real Estate Development Co. Ltd.	2,160	1,927
Symtek Automation Asia Co. Ltd.	2,000	8,027
Syncmold Enterprise Corp.	6,000	15,173
Synnex Technology International Corp.	23,000	44,612
Systex Corp.	4,000	12,339
T3EX Global Holdings Corp.	2,000	12,939
TA Chen Stainless Pipe(1)	11,000	20,011
Ta Ya Electric Wire & Cable(1)	16,000	15,293
TA-I Technology Co. Ltd.	3,000	6,972
Tah Hsin Industrial Corp.	3,000	6,901
Tai-Saw Technology Co. Ltd.(1)	2,000	2,457
Taichung Commercial Bank Co. Ltd.	81,713	34,609
TaiDoc Technology Corp.	1,000	7,505
Taiflex Scientific Co. Ltd.	4,000	6,914
Tainan Spinning Co. Ltd.	33,000	27,686
Tainergy Tech Co. Ltd.(1)	5,000	6,518
Taishin Financial Holding Co. Ltd.	236,642	165,111
Taisun Enterprise Co. Ltd.(1)	2,000	2,096
Taita Chemical Co. Ltd.	8,090	13,160
Taiwan Business Bank	145,150	50,719
Taiwan Cement Corp.	59,150	103,275
Taiwan Cogeneration Corp.	7,000	9,501
Taiwan Cooperative Financial Holding Co. Ltd.	82,050	66,106
Taiwan FamilyMart Co. Ltd.	1,000	9,410
Taiwan Fertilizer Co. Ltd.	14,000	28,490
Taiwan Fire & Marine Insurance Co. Ltd.	2,000	1,443
Taiwan FU Hsing Industrial Co. Ltd.	4,000	6,037
Taiwan Glass Industry Corp.	42,000	54,220
Taiwan High Speed Rail Corp.	25,000	27,232
Taiwan Hon Chuan Enterprise Co. Ltd.	8,000	21,548
Taiwan Hopax Chemicals Manufacturing Co. Ltd.	2,000	4,317
Taiwan Land Development Corp.(1)	21,000	4,504
Taiwan Mask Corp.	8,000	25,610
Taiwan Mobile Co. Ltd.	21,000	76,531
69

Avantis Emerging Markets Equity Fund
	Shares	Value
Taiwan Navigation Co. Ltd.	11,000	$19,921
Taiwan Paiho Ltd.	10,000	30,277
Taiwan PCB Techvest Co. Ltd.	10,000	16,605
Taiwan Sakura Corp.	4,000	10,385
Taiwan Secom Co. Ltd.	7,000	24,884
Taiwan Semiconductor Co. Ltd.	8,000	21,151
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	32,376	3,853,068
Taiwan Shin Kong Security Co. Ltd.	1,010	1,377
Taiwan Styrene Monomer	2,000	1,618
Taiwan Surface Mounting Technology Corp.	4,000	14,885
Taiwan TEA Corp.(1)	2,000	1,451
Taiwan Union Technology Corp.	9,000	35,622
Taiyen Biotech Co. Ltd.(1)	6,000	7,133
Tatung Co. Ltd.(1)	2,000	2,197
TCI Co. Ltd.	2,000	19,433
Te Chang Construction Co. Ltd.	1,000	1,075
Teco Electric and Machinery Co. Ltd.	46,000	51,750
Tera Autotech Corp.	1,081	814
Test Research, Inc.	9,000	18,334
Test Rite International Co. Ltd.	2,000	1,765
Tex-Ray Industrial Co. Ltd.(1)	12,000	6,574
Thinking Electronic Industrial Co. Ltd.	2,000	13,957
Thye Ming Industrial Co. Ltd.	1,000	1,251
Ton Yi Industrial Corp.	20,000	9,956
Tong Yang Industry Co. Ltd.	8,000	9,942
Tong-Tai Machine & Tool Co. Ltd.(1)	2,000	1,245
Topco Scientific Co. Ltd.	4,000	19,093
Topoint Technology Co. Ltd.	7,000	10,365
TPK Holding Co. Ltd.	14,000	19,854
Transcend Information, Inc.	3,000	7,498
Tripod Technology Corp.	11,000	45,388
Tsann Kuen Enterprise Co. Ltd.	2,000	3,147
TSC Auto ID Technology Co. Ltd.	1,000	7,765
TSRC Corp.	14,000	15,616
Ttet Union Corp.	2,000	11,358
TTY Biopharm Co. Ltd.	1,000	2,887
Tung Ho Steel Enterprise Corp.	31,000	49,531
TXC Corp.	2,000	8,204
TYC Brother Industrial Co. Ltd.	10,000	7,169
Tyntek Corp.	3,000	2,633
TZE Shin International Co. Ltd.(1)	9,000	10,539
U-Ming Marine Transport Corp.	12,000	30,021
Ultra Chip, Inc.(1)	3,000	16,648
Uni-President Enterprises Corp.	72,000	187,653
Unimicron Technology Corp.	30,000	158,993
Union Bank of Taiwan(1)	39,470	17,435
Union Insurance Co. Ltd.	2,100	1,507
Unitech Printed Circuit Board Corp.(1)	12,000	8,668
United Integrated Services Co. Ltd.	6,000	42,997
United Microelectronics Corp.	181,000	410,133
United Renewable Energy Co. Ltd.(1)	5,909	4,516
70

Avantis Emerging Markets Equity Fund
	Shares	Value
Univacco Technology, Inc.	2,000	$1,550
Universal Cement Corp.	15,000	11,260
Unizyx Holding Corp.(1)	16,000	14,574
UPC Technology Corp.	28,000	24,655
USI Corp.	25,000	29,577
Utechzone Co. Ltd.	3,000	6,281
Vanguard International Semiconductor Corp.	20,000	106,383
Ventec International Group Co. Ltd.	2,000	10,861
Visual Photonics Epitaxy Co. Ltd.	3,000	13,699
Voltronic Power Technology Corp.	1,000	44,635
Wafer Works Corp.	8,000	20,180
Wah Lee Industrial Corp.	5,000	15,969
Walsin Lihwa Corp.	77,000	74,462
Walsin Technology Corp.(1)	3,000	19,450
Walton Advanced Engineering, Inc.(1)	12,000	8,679
Wan Hai Lines Ltd.	19,000	170,000
Wei Chuan Foods Corp.	9,000	6,760
Weikeng Industrial Co. Ltd.	15,000	12,802
Well Shin Technology Co. Ltd.	5,000	8,645
Weltrend Semiconductor	2,000	5,183
Win Semiconductors Corp.	5,000	59,338
Winbond Electronics Corp.	65,000	68,891
Winstek Semiconductor Co. Ltd.	2,000	2,445
Wisdom Marine Lines Co. Ltd.	13,047	42,162
Wistron Corp.	43,000	42,469
Wistron Information Technology & Services Corp.	2,000	6,531
Wistron NeWeb Corp.	13,000	33,849
Wiwynn Corp.	1,000	34,911
Wowprime Corp.	4,000	20,983
WPG Holdings Ltd.	46,000	80,241
WT Microelectronics Co. Ltd.	13,000	28,084
WUS Printed Circuit Co. Ltd.	1,800	1,812
XinTec, Inc.	6,000	31,142
Xxentria Technology Materials Corp.	1,000	2,537
Yageo Corp.(1)	1,000	17,216
Yang Ming Marine Transport Corp.(1)	54,000	258,661
YC INOX Co. Ltd.(1)	14,000	18,743
YCC Parts Manufacturing Co. Ltd.	1,000	1,301
Yea Shin International Development Co. Ltd.	5,000	3,597
Yem Chio Co. Ltd.	13,000	8,292
Yen Sun Technology Corp.	4,000	4,238
YFY, Inc.	46,000	59,287
Yi Jinn Industrial Co. Ltd.	7,000	4,303
Yieh Phui Enterprise Co. Ltd.(1)	27,000	31,712
Yonyu Plastics Co. Ltd.	1,000	1,228
Young Fast Optoelectronics Co. Ltd.(1)	4,000	4,179
Youngtek Electronics Corp.	4,000	12,591
Yuanta Financial Holding Co. Ltd.	212,600	191,515
Yulon Finance Corp.	5,865	35,144
Yulon Motor Co. Ltd.	15,357	20,913
YungShin Global Holding Corp.	1,000	1,518
71

Avantis Emerging Markets Equity Fund
	Shares	Value
Yungtay Engineering Co. Ltd.	1,000	$2,128
Zeng Hsing Industrial Co. Ltd.	2,000	10,951
Zenitron Corp.	2,000	2,025
Zero One Technology Co. Ltd.	2,000	3,161
Zhen Ding Technology Holding Ltd.	10,000	35,740
Zig Sheng Industrial Co. Ltd.	22,000	15,983
Zinwell Corp.(1)	6,000	3,864
ZongTai Real Estate Development Co. Ltd.	6,000	8,382
		20,014,815
Thailand — 2.1%
AAPICO Hitech PCL, NVDR	10,890	7,562
Advanced Info Service PCL, NVDR	12,900	75,219
AEON Thana Sinsap Thailand PCL, NVDR	2,800	17,177
Airports of Thailand PCL, NVDR	23,300	46,036
Amanah Leasing PCL, NVDR	9,200	1,625
Amata Corp. PCL, NVDR	23,700	13,814
AP Thailand PCL, NVDR	100,600	26,199
Asia Aviation PCL, NVDR(1)	63,700	5,492
Asia Plus Group Holdings PCL, NVDR	101,400	10,943
Asia Sermkij Leasing PCL, NVDR	1,800	2,120
Asset World Corp. PCL, NVDR(1)	33,500	4,500
B Grimm Power PCL, NVDR	9,700	13,909
Bangchak Corp. PCL, NVDR	58,000	48,529
Bangkok Airways PCL, NVDR(1)	31,300	11,550
Bangkok Aviation Fuel Services PCL, NVDR(1)	1,000	845
Bangkok Bank PCL, NVDR	9,600	33,900
Bangkok Chain Hospital PCL, NVDR	5,900	4,115
Bangkok Dusit Medical Services PCL, NVDR	79,600	57,741
Bangkok Expressway & Metro PCL, NVDR	51,700	13,868
Bangkok Land PCL, NVDR	196,000	6,565
Bangkok Life Assurance PCL, NVDR	14,300	12,192
Banpu PCL, NVDR	120,700	41,181
Banpu Power PCL, NVDR	9,700	5,744
BCPG PCL, NVDR	8,700	3,992
BEC World PCL, NVDR(1)	36,800	15,047
Berli Jucker PCL, NVDR	1,000	1,124
BTS Group Holdings PCL, NVDR	37,600	10,963
Bumrungrad Hospital PCL, NVDR	4,200	17,311
Cal-Comp Electronics Thailand PCL, NVDR	108,125	9,858
Carabao Group PCL, NVDR	3,100	13,460
Central Pattana PCL, NVDR	27,200	45,278
Central Plaza Hotel PCL, NVDR(1)	1,900	1,958
Central Retail Corp. PCL, NVDR	16,541	17,550
CH Karnchang PCL, NVDR	50,000	30,841
Charoen Pokphand Foods PCL, NVDR	70,400	58,985
Chularat Hospital PCL, NVDR	101,800	11,676
CK Power PCL, NVDR	6,000	1,041
Com7 PCL, NVDR	9,500	20,511
CP ALL PCL, NVDR	20,400	41,127
Delta Electronics Thailand PCL, NVDR	1,500	27,161
Demco PCL, NVDR(1)	54,700	8,455
72

Avantis Emerging Markets Equity Fund
	Shares	Value
Dhipaya Insurance PCL, NVDR	5,900	$5,172
Diamond Building Products PCL, NVDR	5,000	1,125
Dohome PCL, NVDR	3,791	2,970
Dynasty Ceramic PCL, NVDR	84,500	8,070
Eastern Polymer Group PCL, NVDR	42,400	16,564
Eastern Water Resources Development and Management PCL, NVDR	2,900	917
Ekachai Medical Care PCL, NVDR	4,700	1,159
Electricity Generating PCL, NVDR	1,600	8,978
Energy Absolute PCL, NVDR	22,100	44,870
Erawan Group PCL (The), NVDR(1)	15,660	1,466
Esso Thailand PCL, NVDR(1)	4,400	1,076
GFPT PCL, NVDR	16,100	6,187
Global Power Synergy PCL, NVDR	6,000	15,484
Gulf Energy Development PCL, NVDR	16,300	21,099
Gunkul Engineering PCL, NVDR	152,900	22,465
Haad Thip PCL, NVDR	1,400	1,605
Hana Microelectronics PCL, NVDR	10,400	22,732
Home Product Center PCL, NVDR	41,300	18,299
Ichitan Group PCL, NVDR	5,600	2,103
Indorama Ventures PCL, NVDR	44,300	60,049
IRPC PCL, NVDR	414,800	51,100
Italian-Thai Development PCL, NVDR(1)	149,800	11,237
Jasmine International PCL, NVDR	218,300	19,758
JMT Network Services PCL, NVDR	7,000	9,921
JWD Infologistics PCL, NVDR	30,600	15,731
KCE Electronics PCL, NVDR	18,300	43,389
KGI Securities Thailand PCL, NVDR	47,000	9,467
Kiatnakin Phatra Bank PCL, NVDR	7,000	12,204
Krung Thai Bank PCL, NVDR	56,800	19,703
Krungthai Card PCL, NVDR	10,800	22,178
Land & Houses PCL, NVDR	58,500	14,779
LPN Development PCL, NVDR	37,300	5,839
Major Cineplex Group PCL, NVDR(1)	17,300	11,213
MBK PCL, NVDR(1)	22,800	10,039
MC Group PCL, NVDR	4,300	1,234
MCS Steel PCL, NVDR	16,600	7,825
Mega Lifesciences PCL, NVDR	7,500	11,390
Minor International PCL, NVDR(1)	13,500	13,711
MK Restaurants Group PCL, NVDR	600	995
Muangthai Capital PCL, NVDR	13,500	27,083
Noble Development PCL, NVDR	40,800	8,285
Nusasiri PCL, NVDR(1)	94,600	1,231
Osotspa PCL, NVDR	4,000	4,526
Plan B Media PCL, NVDR	62,700	12,028
Polyplex Thailand PCL, NVDR	13,000	10,482
Precious Shipping PCL, NVDR	21,700	15,520
Premier Marketing PCL, NVDR	3,900	1,282
Prima Marine PCL, NVDR	39,800	8,637
Property Perfect PCL, NVDR	40,700	582
Pruksa Holding PCL, NVDR	16,600	6,796
73

Avantis Emerging Markets Equity Fund
	Shares	Value
PTG Energy PCL, NVDR	19,400	$11,001
PTT Exploration & Production PCL, NVDR	21,100	72,817
PTT Global Chemical PCL, NVDR	40,700	80,711
PTT PCL, NVDR	108,600	128,619
Quality Houses PCL, NVDR	341,000	23,494
Raimon Land PCL, NVDR(1)	40,600	1,172
Rajthanee Hospital PCL, NVDR	10,300	10,619
Ratch Group PCL, NVDR	13,500	19,782
Ratchthani Leasing PCL, NVDR	58,350	8,030
Regional Container Lines PCL, NVDR	31,100	57,327
Rojana Industrial Park PCL, NVDR	6,800	1,413
RS PCL, NVDR(1)	10,700	6,634
S 11 Group PCL, NVDR	4,200	925
Sansiri PCL, NVDR	675,100	26,760
SEAFCO PCL, NVDR	5,200	768
Sermsang Power Corp. Co. Ltd., NVDR	32,120	12,951
Siam Cement PCL (The), NVDR	6,500	86,654
Siam Commercial Bank PCL (The), NVDR	10,200	33,650
Siam Future Development PCL, NVDR	5,800	2,139
Siam Global House PCL, NVDR	18,555	12,482
Siamgas & Petrochemicals PCL, NVDR	27,100	9,660
Singha Estate PCL, NVDR(1)	20,100	1,334
Sino-Thai Engineering & Construction PCL, NVDR	17,200	7,141
SNC Former PCL, NVDR	2,800	1,164
Somboon Advance Technology PCL, NVDR	2,000	1,302
SPCG PCL, NVDR	13,200	7,411
Sri Trang Agro-Industry PCL, NVDR	22,400	26,393
Srisawad Corp. PCL, NVDR	25,500	56,703
Srisawad Finance PCL, NVDR	4,400	4,976
Srivichai Vejvivat PCL, NVDR	25,600	8,814
Star Petroleum Refining PCL, NVDR(1)	18,400	5,012
STP & I PCL, NVDR(1)	7,300	1,023
Supalai PCL, NVDR	17,300	11,115
Super Energy Corp. PCL, NVDR	129,100	3,883
Susco PCL, NVDR	10,600	1,111
Synnex Thailand PCL, NVDR	11,700	9,338
Taokaenoi Food & Marketing PCL, NVDR	16,200	3,738
Thai Airways International PCL, NVDR(1)	6,800	700
Thai Oil PCL, NVDR	17,300	26,624
Thai Union Group PCL, NVDR	97,200	60,002
Thaicom PCL, NVDR	14,300	4,434
Thaifoods Group PCL, NVDR	70,100	10,133
Thanachart Capital PCL, NVDR	10,700	12,185
Thonburi Healthcare Group PCL, NVDR	11,800	11,438
Thoresen Thai Agencies PCL, NVDR	68,300	35,122
Tipco Asphalt PCL, NVDR	11,200	6,425
Tisco Financial Group PCL, NVDR	8,700	25,346
TMBThanachart Bank PCL, NVDR	219,700	7,282
TOA Paint Thailand PCL, NVDR	6,900	7,327
Total Access Communication PCL, NVDR	15,400	17,670
TPI Polene PCL, NVDR	156,800	8,753
74

Avantis Emerging Markets Equity Fund
	Shares	Value
TPI Polene Power PCL, NVDR	54,800	$7,479
TQM Corp. PCL, NVDR	700	2,540
True Corp. PCL, NVDR	386,900	39,851
TTW PCL, NVDR	14,400	5,316
U City PCL, NVDR(1)	30,800	1,052
U City PCL, NVDR(1)	92,400	2,985
Unique Engineering & Construction PCL, NVDR(1)	4,000	819
Univanich Palm Oil PCL, NVDR	5,800	1,348
VGI PCL, NVDR	22,200	4,331
Vinythai PCL, NVDR	1,500	1,757
WHA Corp. PCL, NVDR	60,400	6,105
Workpoint Entertainment PCL, NVDR	14,600	10,137
WP Energy PCL, NVDR	5,900	1,016
Zen Corp. Group PCL, NVDR	2,200	867
		2,524,829
Turkey — 0.5%
AG Anadolu Grubu Holding AS	1,279	3,705
Akbank T.A.S.	51,968	36,885
Aksa Akrilik Kimya Sanayii AS	3,764	8,831
Aksa Enerji Uretim AS(1)	7,931	13,735
Aksigorta AS	4,966	4,534
Alarko Holding AS	3,317	3,547
Anadolu Anonim Turk Sigorta Sirketi	5,534	4,219
Anadolu Efes Biracilik Ve Malt Sanayii AS	3,095	8,167
Arcelik AS	470	1,818
Aselsan Elektronik Sanayi Ve Ticaret AS	2,862	5,473
Bagfas Bandirma Gubre Fabrikalari AS(1)	1,255	2,768
Baticim Bati Anadolu Cimento Sanayii AS(1)	2,996	4,494
Bera Holding AS(1)	2,301	2,708
BIM Birlesik Magazalar AS	3,770	32,535
Cemtas Celik Makina Sanayi Ve Ticaret AS	729	1,188
Cimsa Cimento Sanayi VE Ticaret AS(1)	1,448	4,460
Coca-Cola Icecek AS	1,377	14,507
Dogan Sirketler Grubu Holding AS	15,748	4,869
EGE Endustri VE Ticaret AS	21	3,111
Eregli Demir ve Celik Fabrikalari TAS	12,763	28,871
Ford Otomotiv Sanayi AS	453	9,360
Gubre Fabrikalari TAS(1)	783	4,874
Haci Omer Sabanci Holding AS	22,953	28,954
Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS(1)	856	1,274
Is Finansal Kiralama AS(1)	5,787	2,074
Is Yatirim Menkul Degerler AS	1,327	2,433
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(1)	15,130	14,164
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class A(1)	6,824	5,630
Kartonsan Karton Sanayi ve Ticaret AS	321	1,912
KOC Holding AS	11,622	32,191
Koza Altin Isletmeleri AS(1)	720	8,954
Koza Anadolu Metal Madencilik Isletmeleri AS(1)	4,008	7,661
Logo Yazilim Sanayi Ve Ticaret AS	1,020	4,858
Mavi Giyim Sanayi Ve Ticaret AS, B Shares	783	5,360
Migros Ticaret AS(1)	1,055	4,418
75

Avantis Emerging Markets Equity Fund
	Shares	Value
MLP Saglik Hizmetleri AS(1)	1,967	$6,002
NET Holding AS(1)	2,629	1,521
Nuh Cimento Sanayi AS	462	1,952
Pegasus Hava Tasimaciligi AS(1)	1,470	12,485
Petkim Petrokimya Holding AS(1)	10,810	8,057
Sasa Polyester Sanayi AS(1)	2,292	7,589
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	1,189	1,304
Sok Marketler Ticaret AS	3,147	4,655
TAV Havalimanlari Holding AS(1)	4,174	11,753
Tekfen Holding AS	4,089	7,266
Tofas Turk Otomobil Fabrikasi AS	4,881	24,646
Turk Hava Yollari AO(1)	16,368	24,997
Turk Traktor ve Ziraat Makineleri AS	343	7,089
Turkcell Iletisim Hizmetleri AS, ADR(2)	6,379	31,831
Turkiye Garanti Bankasi AS	30,699	36,413
Turkiye Halk Bankasi AS(1)	8,002	4,570
Turkiye Is Bankasi AS, C Shares	30,117	20,849
Turkiye Petrol Rafinerileri AS(1)	2,010	24,539
Turkiye Sigorta AS	4,436	2,607
Turkiye Sinai Kalkinma Bankasi AS	29,795	4,724
Turkiye Sise ve Cam Fabrikalari AS	17,915	19,180
Turkiye Vakiflar Bankasi TAO, D Shares(1)	11,240	4,862
Vestel Elektronik Sanayi ve Ticaret AS	1,746	6,015
Yapi ve Kredi Bankasi AS	66,629	21,117
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS	2,668	4,561
Yesil Yapi Endustrisi AS(1)	21,886	2,976
Zorlu Enerji Elektrik Uretim AS(1)	5,103	963
		629,065
TOTAL COMMON STOCKS (Cost $97,300,618)		118,103,924
RIGHTS†
China†
Tongda Group Holdings Ltd.(1)	85,000	109
Greece†
Attica Bank SA(1)	2,201	26
Thailand†
Banpu Public Co.(1)	29,466	5,485
TOTAL RIGHTS (Cost $3,813)		5,620
WARRANTS†
Malaysia†
Perak Transit Bhd(1)	1,391	52
Vizione Holdings Bhd(1)	2,040	17
		69
Thailand†
BTS Group Holdings PCL No. 6, NVDR(1)	1,880	59
BTS Group Holdings PCL No. 7, NVDR(1)	3,760	142
BTS Group Holdings PCL No. 8, NVDR(1)	7,520	269
Erawan Group PCL (The), NVDR(1)	1,243	43
Minor International PCL, NVDR(1)	466	76
		589
TOTAL WARRANTS (Cost $—)		658
76

		Shares/Principal Amount	Value
CORPORATE BONDS†
India†
Britannia Industries Ltd., 5.50%, 6/3/24 (Acquired 5/25/21, Cost $433)(3) (Cost $433)	INR	31,523	$435
TEMPORARY CASH INVESTMENTS — 1.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $1,341,732)		1,341,732	1,341,732
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(4) — 1.3%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $1,558,199)		1,558,199	1,558,199
TOTAL INVESTMENT SECURITIES — 101.6% (Cost $100,204,795)			121,010,568
OTHER ASSETS AND LIABILITIES — (1.6)%			(1,955,679)
TOTAL NET ASSETS — 100.0%			$119,054,889

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	4	September 2021	$904,100	$61,341
^Amount represents value and unrealized appreciation (depreciation).

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	19.7%
Financials	18.2%
Consumer Discretionary	13.5%
Materials	11.1%
Industrials	8.3%
Communication Services	8.1%
Consumer Staples	6.0%
Energy	5.3%
Health Care	3.5%
Utilities	3.0%
Real Estate	2.5%
Temporary Cash Investments	1.1%
Temporary Cash Investments - Securities Lending Collateral	1.3%
Other Assets and Liabilities	(1.6)%

77

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
INR	-	Indian Rupee
NVDR	-	Non-Voting Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $4,396,673. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $435, which represented less than 0.05% of total net assets.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $4,570,245, which includes securities collateral of $3,012,046.

See Notes to Financial Statements.
78

AUGUST 31, 2021

Avantis International Equity Fund
	Shares	Value
COMMON STOCKS — 98.2%
Australia — 6.6%
Adairs Ltd.(1)	1,603	$4,685
Adbri Ltd.	5,681	14,191
Afterpay Ltd.(2)	244	23,734
AGL Energy Ltd.	1,701	8,003
Alkane Resources Ltd.(1)(2)	2,522	1,805
Alliance Aviation Services Ltd.(2)	1,918	5,615
ALS Ltd.	829	7,691
Altium Ltd.	249	5,421
Alumina Ltd.	4,089	5,284
AMP Ltd.	36,465	29,240
Ampol Ltd.	692	13,897
Ansell Ltd.	204	5,351
APA Group	2,570	17,209
Appen Ltd.	277	2,167
ARB Corp. Ltd.	367	13,831
Ardent Leisure Group Ltd.(2)	1,272	1,382
Aristocrat Leisure Ltd.	1,247	41,389
ASX Ltd.	368	23,553
Atlas Arteria Ltd.	1,021	5,100
Atlassian Corp. plc, Class A(2)	229	84,057
Aurelia Metals Ltd.	17,744	4,604
Aurizon Holdings Ltd.	15,384	42,325
AusNet Services Ltd.	9,877	13,950
Austal Ltd.	4,451	6,341
Australia & New Zealand Banking Group Ltd.	11,542	233,612
Australian Agricultural Co. Ltd.(2)	2,182	2,217
Australian Ethical Investment Ltd.	409	3,190
Australian Finance Group Ltd.	704	1,557
Australian Pharmaceutical Industries Ltd.	6,282	6,174
Australian Strategic Materials Ltd.(1)(2)	504	4,289
Bank of Queensland Ltd.	4,841	33,343
Beach Energy Ltd.	17,546	13,368
Bega Cheese Ltd.	4,198	17,039
Bendigo & Adelaide Bank Ltd.	3,565	26,030
BHP Group Ltd., ADR(1)	3,791	250,737
Blackmores Ltd.	116	8,440
BlueScope Steel Ltd.	4,223	77,206
Brambles Ltd.	8,677	76,698
Breville Group Ltd.	604	14,147
Brickworks Ltd.	607	10,655
carsales.com Ltd.	1,859	33,937
Cedar Woods Properties Ltd.	198	943
Challenger Ltd.	3,358	15,773
Champion Iron Ltd.(2)	4,546	19,441
Class Ltd.	662	944
Cleanaway Waste Management Ltd.	4,316	8,330
Cochlear Ltd.	118	20,043
Codan Ltd.	230	2,522
79

Avantis International Equity Fund
	Shares	Value
Coles Group Ltd.	7,298	$96,313
Collins Foods Ltd.	144	1,294
Commonwealth Bank of Australia	4,230	308,207
Computershare Ltd.	641	7,703
Coronado Global Resources, Inc.(2)	9,431	7,611
Costa Group Holdings Ltd.	578	1,327
Credit Corp. Group Ltd.	200	4,480
Crown Resorts Ltd.(2)	1,349	9,150
CSL Ltd.	775	176,268
CSR Ltd.	4,888	19,405
Data#3 Ltd.	932	3,636
Deterra Royalties Ltd.	3,894	12,325
Dicker Data Ltd.(1)	234	2,171
Domino's Pizza Enterprises Ltd.	338	38,626
Downer EDI Ltd.	3,856	18,235
Eagers Automotive Ltd.	1,100	13,100
Eclipx Group Ltd.(2)	5,402	9,918
Elders Ltd.	290	2,585
Emeco Holdings Ltd.(2)	5,966	4,927
EML Payments Ltd.(2)	3,800	11,401
Endeavour Group Ltd.(2)	5,570	29,746
Evolution Mining Ltd.	13,895	39,646
Flight Centre Travel Group Ltd.(1)(2)	361	4,306
Fortescue Metals Group Ltd.	7,775	118,532
Genworth Mortgage Insurance Australia Ltd.	1,713	2,770
Gold Road Resources Ltd.	13,654	12,848
GrainCorp Ltd., A Shares	3,047	14,068
Grange Resources Ltd.	15,468	6,994
GUD Holdings Ltd.	684	5,249
GWA Group Ltd.	2,433	4,999
Harvey Norman Holdings Ltd.	5,521	21,637
HT&E Ltd.	1,854	2,413
Humm Group Ltd.(1)(2)	743	517
IDP Education Ltd.	1,098	23,053
IGO Ltd.	5,101	35,640
Iluka Resources Ltd.	3,894	28,238
Imdex Ltd.	5,249	9,082
Incitec Pivot Ltd.	6,650	13,055
Infomedia Ltd.	4,782	6,093
Inghams Group Ltd.(1)	3,906	11,779
Insurance Australia Group Ltd.	3,293	12,574
Integrated Research Ltd.	1,922	2,693
InvoCare Ltd.	1,729	15,469
IOOF Holdings Ltd.	255	884
IPH Ltd.	175	1,198
IRESS Ltd.	114	1,226
James Hardie Industries plc	2,080	80,171
JB Hi-Fi Ltd.(1)	1,381	46,154
Johns Lyng Group Ltd.	704	2,993
Jumbo Interactive Ltd.	617	6,895
Jupiter Mines Ltd.	22,840	4,250
80

Avantis International Equity Fund
	Shares	Value
Karoon Energy Ltd.(1)(2)	1,342	$1,197
Kogan.com Ltd.(1)	842	6,984
Lendlease Corp. Ltd.	1,169	10,158
Lovisa Holdings Ltd.	719	10,308
Lynas Rare Earths Ltd.(2)	5,893	29,392
Macmahon Holdings Ltd.	6,093	1,045
Macquarie Group Ltd.	945	114,695
Magellan Financial Group Ltd.	644	20,310
Mayne Pharma Group Ltd.(2)	42,422	8,968
McMillan Shakespeare Ltd.	968	8,803
Medibank Pvt Ltd.	9,294	24,079
Metcash Ltd.	9,942	29,562
Mineral Resources Ltd.	1,750	69,614
Monadelphous Group Ltd.	839	6,485
Money3 Corp. Ltd.	3,577	9,274
Mount Gibson Iron Ltd.	15,532	6,900
Myer Holdings Ltd.(2)	2,116	831
MyState Ltd.	613	2,399
National Australia Bank Ltd.	10,095	203,527
Netwealth Group Ltd.	1,149	13,050
New Energy Solar	2,331	1,413
New Hope Corp. Ltd.(1)	4,936	7,419
Newcrest Mining Ltd.	4,900	88,468
NEXTDC Ltd.(2)	771	7,440
nib holdings Ltd.	3,090	15,237
Nick Scali Ltd.	1,075	9,713
Nine Entertainment Co. Holdings Ltd.	9,409	18,725
Northern Star Resources Ltd.	2,841	20,211
NRW Holdings Ltd.	5,096	7,032
Nufarm Ltd.(2)	3,201	10,422
Oil Search Ltd.	11,011	29,837
Omni Bridgeway Ltd.	656	1,956
Orica Ltd.	1,649	15,777
Origin Energy Ltd.	5,239	16,934
Orocobre Ltd.(2)	5,630	37,408
Orora Ltd.	7,725	19,183
OZ Minerals Ltd.	2,164	36,980
Pacific Current Group Ltd.	220	996
Paladin Energy Ltd.(2)	44,959	16,627
Peet Ltd.	1,161	1,013
Pendal Group Ltd.	904	5,688
Perenti Global Ltd.	7,641	4,857
Perpetual Ltd.	305	9,388
Perseus Mining Ltd.(2)	23,044	26,010
Pilbara Minerals Ltd.(2)	28,029	45,217
Platinum Asset Management Ltd.	2,221	6,434
Premier Investments Ltd.	925	19,158
Pro Medicus Ltd.(1)	76	3,494
PWR Holdings Ltd.	302	1,876
Qantas Airways Ltd.(2)	2,914	10,790
QBE Insurance Group Ltd.	3,979	34,240
81

Avantis International Equity Fund
	Shares	Value
Qube Holdings Ltd.	2,698	$6,203
Ramelius Resources Ltd.	15,930	17,881
Ramsay Health Care Ltd.	461	23,148
REA Group Ltd.	143	16,004
Red 5 Ltd.(2)	29,625	4,547
Reece Ltd.	610	9,283
Regis Resources Ltd.	8,289	14,934
Reliance Worldwide Corp. Ltd.	3,953	16,843
Resimac Group Ltd.	2,359	4,186
Resolute Mining Ltd.(1)(2)	13,533	4,594
Rio Tinto Ltd.	977	79,494
Sandfire Resources Ltd.	3,399	16,014
Santos Ltd.	12,002	52,609
SeaLink Travel Group Ltd.	288	1,892
SEEK Ltd.	519	12,294
Select Harvests Ltd.	1,691	10,734
Senex Energy Ltd.	2,725	6,311
Seven Group Holdings Ltd.(1)	77	1,189
Sigma Healthcare Ltd.	13,377	6,306
Silver Lake Resources Ltd.(2)	16,247	16,293
Sims Ltd.	1,174	12,900
SmartGroup Corp. Ltd.	213	1,242
Sonic Healthcare Ltd.	474	15,006
South32 Ltd.	29,240	66,639
Southern Cross Media Group Ltd.(2)	4,053	6,594
Spark Infrastructure Group	8,055	16,573
St. Barbara Ltd.	9,225	10,631
Star Entertainment Grp Ltd. (The)(2)	4,164	12,344
Suncorp Group Ltd.	5,632	51,246
Super Retail Group Ltd.	1,871	16,769
Sydney Airport(2)	1,688	9,799
Tassal Group Ltd.	2,716	7,096
Technology One Ltd.	1,557	11,213
Telstra Corp. Ltd.	21,084	59,110
TPG Telecom Ltd.(1)	527	2,368
Transurban Group	8,754	90,606
Treasury Wine Estates Ltd.	5,591	51,495
Tuas Ltd.(2)	517	321
United Malt Grp Ltd.	889	2,923
Viva Energy Group Ltd.	6,243	9,705
Washington H Soul Pattinson & Co. Ltd.(1)	499	13,011
Wesfarmers Ltd.	3,934	171,823
West African Resources Ltd.(2)	15,935	12,331
Western Areas Ltd.	3,767	8,452
Westgold Resources Ltd.(2)	4,361	5,629
Westpac Banking Corp., ADR(1)	9,887	186,370
Whitehaven Coal Ltd.(2)	7,479	13,728
WiseTech Global Ltd.	66	2,320
Woodside Petroleum Ltd.	4,408	62,331
Woolworths Group Ltd.	6,164	187,632
82

Avantis International Equity Fund
	Shares	Value
Worley Ltd.	123	$935
Xero Ltd.(2)	136	15,042
		5,137,781
Austria — 0.3%
Addiko Bank AG	63	1,056
ANDRITZ AG	132	7,595
AT&S Austria Technologie & Systemtechnik AG	321	13,932
BAWAG Group AG(2)	235	14,084
DO & CO. AG(2)	67	5,307
Erste Group Bank AG	582	23,239
EVN AG	389	10,361
IMMOFINANZ AG(2)	530	13,495
Lenzing AG(2)	88	11,637
Oesterreichische Post AG	141	6,466
OMV AG	275	15,232
Porr AG(2)	59	1,184
Raiffeisen Bank International AG	434	10,406
S IMMO AG	41	1,010
Schoeller-Bleckmann Oilfield Equipment AG(2)	122	4,566
Semperit AG Holding	239	9,598
Telekom Austria AG(2)	1,177	10,456
UNIQA Insurance Group AG	655	6,082
Verbund AG	155	16,979
Vienna Insurance Group AG Wiener Versicherung Gruppe	237	6,865
voestalpine AG	461	20,927
Wienerberger AG	313	12,281
		222,758
Belgium — 0.9%
Ackermans & van Haaren NV	141	25,948
Ageas SA/NV	935	46,725
AGFA-Gevaert NV(2)	2,777	14,149
Anheuser-Busch InBev SA, ADR(1)	1,402	85,872
Argenx SE, ADR(2)	55	18,206
Barco NV	429	10,525
Bekaert SA	521	24,804
bpost SA(2)	1,137	10,990
Cie d'Entreprises CFE	92	10,576
D'ieteren Group	122	19,064
Deceuninck NV	1,645	7,862
Econocom Group SA	2,474	10,490
Elia Group SA	104	13,062
Etablissements Franz Colruyt NV	369	20,656
Euronav NV(1)	2,736	22,222
EVS Broadcast Equipment SA	45	1,065
Fagron	492	10,305
Galapagos NV, ADR(1)(2)	169	9,940
Gimv NV	128	8,324
Greenyard NV(2)	440	4,898
Ion Beam Applications	379	7,535
KBC Group NV	794	66,728
Kinepolis Group NV(2)	101	5,564
83

Avantis International Equity Fund
	Shares	Value
Melexis NV	238	$28,137
Ontex Group NV(2)	466	5,197
Proximus SADP	1,117	21,900
Recticel SA	513	9,015
Solvay SA	537	70,288
Telenet Group Holding NV	98	3,729
Tessenderlo Group SA(2)	202	8,372
UCB SA	337	38,556
Umicore SA	979	64,420
VGP NV	25	5,967
		711,091
Canada — 9.5%
AcuityAds Holdings, Inc.(1)(2)	500	4,082
Advantage Energy Ltd.(1)(2)	600	2,497
Aecon Group, Inc.	960	15,682
Agnico Eagle Mines Ltd.	1,800	103,579
Air Canada(2)	400	7,771
Alamos Gold, Inc., Class A	2,100	16,578
Alaris Equity Partners Income	100	1,480
Algonquin Power & Utilities Corp.	1,900	29,502
Alimentation Couche-Tard, Inc., B Shares	2,300	92,937
AltaGas Ltd.(1)	700	14,021
Altius Minerals Corp.	500	6,456
ARC Resources Ltd.(1)	3,588	25,623
Argonaut Gold, Inc.(2)	700	1,748
Aritzia, Inc.(2)	600	19,608
Atco Ltd., Class I	600	20,188
Atrium Mortgage Investment Corp.(1)	100	1,148
AutoCanada, Inc.(1)(2)	400	15,221
B2Gold Corp.	8,400	32,491
Badger Infrastructure Solutions Ltd.(1)	400	10,932
Bank of Montreal	2,417	240,541
Bank of Nova Scotia (The)	2,800	173,440
Barrick Gold Corp., (Toronto)	5,700	114,574
Bausch Health Cos., Inc.(2)	920	26,806
Baytex Energy Corp.(2)	12,350	21,340
BCE, Inc.	400	20,862
Birchcliff Energy Ltd.(1)	3,300	14,203
Bird Construction, Inc.(1)	300	2,349
BlackBerry Ltd.(1)(2)	1,700	19,376
Bombardier, Inc., B Shares(2)	7,100	10,355
Boyd Group Services, Inc.	99	19,326
Brookfield Asset Management Reinsurance Partners Ltd., A Shares(2)	11	672
Brookfield Asset Management, Inc., Class A	2,250	125,175
Brookfield Infrastructure Corp., Class A(1)	71	4,516
BRP, Inc.	100	8,379
CAE, Inc.(2)	1,300	37,537
Calibre Mining Corp.(2)	2,700	3,574
Cameco Corp.	1,800	33,256
Canaccord Genuity Group, Inc.	1,200	14,334
84

Avantis International Equity Fund
	Shares	Value
Canacol Energy Ltd.(1)	2,100	$5,526
Canada Goose Holdings, Inc.(2)	300	11,509
Canadian Imperial Bank of Commerce	1,800	207,072
Canadian National Railway Co.	1,400	164,673
Canadian Natural Resources Ltd.	4,900	162,149
Canadian Pacific Railway Ltd.	1,500	103,067
Canadian Tire Corp. Ltd., Class A(1)	500	76,091
Canadian Utilities Ltd., A Shares(1)	1,000	28,304
Canadian Western Bank	800	23,449
Canfor Corp.(2)	500	10,732
Capital Power Corp.(1)	1,200	41,270
Capstone Mining Corp.(2)	5,000	21,995
Cascades, Inc.	800	9,943
CCL Industries, Inc., Class B	400	22,834
Celestica, Inc.(2)	1,700	16,129
Cenovus Energy, Inc.	6,238	51,767
Centerra Gold, Inc.	1,900	14,201
CES Energy Solutions Corp.(2)	4,300	5,146
CGI, Inc.(2)	700	62,562
Chorus Aviation, Inc.(1)(2)	1,800	5,949
CI Financial Corp.	800	15,529
Cogeco Communications, Inc.	100	9,195
Cogeco, Inc.	100	7,236
Colliers International Group, Inc. (Toronto)	100	13,926
Computer Modelling Group Ltd.	200	618
Converge Technology Solutions Corp.(2)	600	5,693
Corus Entertainment, Inc., B Shares(1)	2,600	12,880
Crescent Point Energy Corp.	8,000	28,724
Descartes Systems Group, Inc. (The)(2)	200	15,679
Dollarama, Inc.	1,000	45,599
Doman Building Materials Group Ltd.	1,000	5,263
Dorel Industries, Inc., Class B(2)	500	4,855
DREAM Unlimited Corp., Class A	400	8,595
Dundee Precious Metals, Inc.	1,390	8,560
ECN Capital Corp.	300	2,437
Eldorado Gold Corp. (Toronto)(2)	1,200	10,520
Element Fleet Management Corp.	3,700	40,793
Emera, Inc.	1,200	56,650
Empire Co. Ltd., Class A	1,200	38,806
Enbridge, Inc.	2,700	106,254
Endeavour Mining plc	1,938	47,357
Enerflex Ltd.	1,000	6,079
Enerplus Corp.(1)	3,758	22,221
Enghouse Systems Ltd.	300	14,512
Equinox Gold Corp.(1)(2)	1,293	9,306
Equitable Group, Inc.	200	24,284
ERO Copper Corp.(2)	600	11,366
Evertz Technologies Ltd.	400	4,185
Exchange Income Corp.	300	10,394
Exco Technologies Ltd.	200	1,612
Extendicare, Inc.(1)	1,100	7,097
85

Avantis International Equity Fund
	Shares	Value
Fairfax Financial Holdings Ltd.	100	$44,265
Finning International, Inc.	1,800	46,853
First Majestic Silver Corp.(1)	900	11,592
First Mining Gold Corp.(1)(2)	9,000	2,497
First National Financial Corp.	100	3,671
First Quantum Minerals Ltd.	4,200	87,485
FirstService Corp.	100	18,572
Fortis, Inc.	1,300	59,557
Fortuna Silver Mines, Inc.(2)	3,699	16,243
Franco-Nevada Corp.	400	58,352
Freehold Royalties Ltd.(1)	1,300	9,748
Galiano Gold, Inc.(1)(2)	1,100	994
George Weston Ltd.	300	32,339
Gibson Energy, Inc.(1)	1,000	18,040
Gildan Activewear, Inc.	1,500	57,663
goeasy Ltd.(1)	200	31,036
Gran Colombia Gold Corp.	300	1,163
Great-West Lifeco, Inc.(1)	700	21,655
Hardwoods Distribution, Inc.	100	3,013
Heroux-Devtek, Inc.(1)(2)	600	9,012
High Liner Foods, Inc.	200	2,100
Home Capital Group, Inc.(2)	600	18,809
Hudbay Minerals, Inc.	2,400	14,686
Hydro One Ltd.	1,500	37,332
i-80 Gold Corp.(2)	800	1,731
iA Financial Corp., Inc.	400	22,180
IAMGOLD Corp.(2)	5,900	14,029
IGM Financial, Inc.	200	7,294
Imperial Oil Ltd.	800	21,172
Intact Financial Corp.	300	40,858
Inter Pipeline Ltd.	3,500	55,483
Interfor Corp.	1,000	21,234
International Petroleum Corp.(1)(2)	2,000	8,735
Intertape Polymer Group, Inc.	900	21,943
Ivanhoe Mines Ltd., Class A(2)	2,400	19,365
Karora Resources, Inc.(2)	1,900	4,909
Keyera Corp.(1)	2,000	48,159
Kinross Gold Corp.	9,800	58,956
Kirkland Lake Gold Ltd.	1,830	72,974
Knight Therapeutics, Inc.(2)	1,000	4,256
Labrador Iron Ore Royalty Corp.(1)	500	17,449
Largo Resources Ltd.(2)	700	9,660
Laurentian Bank of Canada	300	10,103
LifeWorks, Inc.(1)	300	8,320
Linamar Corp.	500	28,328
Loblaw Cos. Ltd.	1,200	84,546
Lundin Mining Corp.	4,300	34,764
Magna International, Inc.	1,600	126,349
Major Drilling Group International, Inc.(2)	300	1,898
Manulife Financial Corp.	7,100	138,269
Maple Leaf Foods, Inc.	400	8,725
86

Avantis International Equity Fund
	Shares	Value
Martinrea International, Inc.	1,100	$10,532
MEG Energy Corp.(2)	3,100	19,755
Methanex Corp.	700	25,655
Metro, Inc.	800	40,753
MTY Food Group, Inc.(1)	200	10,892
Mullen Group Ltd.	1,400	14,703
National Bank of Canada	1,900	150,807
New Gold, Inc. (Toronto)(2)	8,300	10,000
North American Construction Group Ltd.	700	10,015
North West Co., Inc. (The)	700	19,868
Northland Power, Inc.	1,180	39,039
Novagold Resources, Inc.(2)	392	2,834
Nutrien Ltd.	1,400	85,111
NuVista Energy Ltd.(1)(2)	1,000	2,869
OceanaGold Corp.(2)	3,700	6,921
Onex Corp.	900	63,060
Open Text Corp.	900	49,371
Osisko Gold Royalties Ltd. (Toronto)	900	10,993
Osisko Mining, Inc.(2)	1,400	3,285
Pan American Silver Corp.(1)	770	19,994
Paramount Resources Ltd., A Shares	1,000	10,724
Parex Resources, Inc.(2)	1,700	26,194
Parkland Corp.	600	17,915
Pason Systems, Inc.	1,100	7,158
Pembina Pipeline Corp.(1)	1,400	42,666
Peyto Exploration & Development Corp.	3,100	16,463
Pizza Pizza Royalty Corp.(1)	200	1,780
Pollard Banknote Ltd.	200	7,311
Power Corp. of Canada	605	20,879
PrairieSky Royalty Ltd.(1)	1,200	13,164
Precision Drilling Corp.(1)(2)	300	9,742
Pretium Resources, Inc.(2)	1,350	13,686
Primo Water Corp.	700	12,439
Quarterhill, Inc.	800	1,712
Quebecor, Inc., Class B(1)	500	12,476
Real Matters, Inc.(2)	650	5,976
Resolute Forest Products, Inc.	500	6,123
Restaurant Brands International, Inc.	600	38,550
Richelieu Hardware Ltd.	400	14,426
Ritchie Bros Auctioneers, Inc.	400	25,062
Rogers Communications, Inc., Class B	1,600	81,519
Royal Bank of Canada	3,483	357,783
Russel Metals, Inc.(1)	1,000	27,187
Sabina Gold & Silver Corp.(2)	3,500	4,466
Sandstorm Gold Ltd.(2)	800	5,085
Saputo, Inc.	900	25,317
Secure Energy Services, Inc.	2,000	6,705
Shaw Communications, Inc., B Shares	2,900	85,346
ShawCor Ltd.(2)	2,500	9,848
Shopify, Inc., Class A(2)	100	152,704
Sienna Senior Living, Inc.(1)	100	1,265
87

Avantis International Equity Fund
	Shares	Value
Silvercorp Metals, Inc.(1)	800	$3,519
Sleep Country Canada Holdings, Inc.	200	5,385
SNC-Lavalin Group, Inc.(1)	100	2,708
Spin Master Corp.(2)	400	15,307
SSR Mining, Inc.	1,409	23,542
Stantec, Inc.	400	19,305
Stella-Jones, Inc.	500	17,097
Sun Life Financial, Inc.	1,200	61,786
Suncor Energy, Inc.	6,066	113,276
SunOpta, Inc.(2)	900	8,467
Superior Plus Corp.(1)	1,400	16,467
Tamarack Valley Energy Ltd.(1)(2)	4,700	9,015
Taseko Mines Ltd.(2)	3,500	6,214
TC Energy Corp.	1,800	85,459
Teck Resources Ltd., Class B	2,400	54,120
TELUS Corp.	1,700	39,170
TFI International, Inc.	500	56,493
Thomson Reuters Corp.	200	23,369
Timbercreek Financial Corp.	700	5,410
TMX Group Ltd.	100	11,001
Torex Gold Resources, Inc.(2)	1,060	11,846
Toromont Industries Ltd.	400	33,632
Toronto-Dominion Bank (The)	4,390	285,081
Tourmaline Oil Corp.	2,700	72,205
TransAlta Corp.	3,000	29,390
TransAlta Renewables, Inc.(1)	500	7,783
Transcontinental, Inc., Class A	960	18,581
Treasury Metals, Inc.(2)	300	207
Trican Well Service Ltd.(1)(2)	3,500	6,908
Tricon Residential, Inc.	1,030	13,095
Turquoise Hill Resources Ltd.(2)	1,100	16,496
Uni-Select, Inc.(2)	800	11,166
Vermilion Energy, Inc.(2)	2,233	14,903
Viemed Healthcare, Inc.(2)	200	1,281
Viemed Healthcare, Inc. (Toronto)(2)	474	3,038
Wajax Corp.	500	9,460
Wesdome Gold Mines Ltd.(2)	700	6,885
West Fraser Timber Co. Ltd.	572	44,168
Westshore Terminals Investment Corp.	600	10,686
Wheaton Precious Metals Corp.	800	36,054
Whitecap Resources, Inc.(1)	6,996	29,999
Winpak Ltd.	200	6,785
WSP Global, Inc.	200	26,113
Yamana Gold, Inc.	6,700	29,580
		7,411,698
Denmark — 2.4%
ALK-Abello A/S(2)	23	11,242
Alm Brand A/S	379	2,986
Ambu A/S, B Shares	369	11,670
AP Moller - Maersk A/S, A Shares	11	29,809
AP Moller - Maersk A/S, B Shares	21	59,824
88

Avantis International Equity Fund
	Shares	Value
Bang & Olufsen A/S(2)	1,614	$8,511
Bavarian Nordic A/S(2)	415	20,350
Carlsberg A/S, B Shares	147	25,676
Chemometec A/S	95	15,092
Chr Hansen Holding A/S	205	18,908
Coloplast A/S, B Shares	286	49,552
D/S Norden A/S	305	7,914
Danske Bank A/S	2,915	48,915
Demant A/S(2)	172	9,756
Dfds A/S(2)	208	11,900
Drilling Co. of 1972 A/S (The)(2)	360	13,215
DSV Panalpina A/S	412	104,945
FLSmidth & Co. A/S	362	13,123
Genmab A/S, ADR(2)	2,786	132,029
GN Store Nord AS	283	21,303
H Lundbeck A/S	204	6,032
H+H International A/S, B Shares(2)	331	12,371
ISS A/S(2)	46	1,059
Jyske Bank A/S(2)	415	18,116
Netcompany Group A/S	132	17,063
Nilfisk Holding A/S(2)	257	9,542
NKT A/S(2)	296	13,332
NNIT A/S	254	5,710
Novo Nordisk A/S, ADR	4,919	491,752
Novozymes A/S, B Shares	850	68,712
Orsted AS	577	91,734
Pandora A/S	903	108,237
Per Aarsleff Holding A/S	208	9,811
Ringkjoebing Landbobank A/S	119	14,128
Rockwool International A/S, B Shares	68	35,974
Royal Unibrew A/S	310	40,048
Schouw & Co. A/S	57	6,182
SimCorp A/S	158	21,551
Solar A/S, B Shares	136	14,923
SP Group A/S	96	5,614
Spar Nord Bank A/S	1,749	20,153
Sydbank AS	934	27,337
Topdanmark AS	245	12,897
TORM plc(2)	105	813
Tryg A/S	1,089	26,964
Vestas Wind Systems A/S	3,545	143,044
		1,839,819
Finland — 1.1%
Aktia Bank Oyj	500	7,165
Altia Oyj(1)	360	4,564
CapMan Oyj, B Shares	696	2,581
Cargotec Oyj, B Shares	258	14,329
Caverion OYJ	704	6,540
Citycon Oyj	126	1,122
Elisa Oyj	344	22,047
Finnair Oyj(1)(2)	3,004	2,347
89

Avantis International Equity Fund
	Shares	Value
Fortum Oyj	1,244	$37,811
HKScan Oyj, A Shares	1,333	3,283
Huhtamaki Oyj	287	15,333
Kemira Oyj	742	12,530
Kesko Oyj, B Shares	1,529	63,269
Kojamo Oyj	408	9,935
Kone Oyj, B Shares	576	47,797
Konecranes Oyj	267	12,096
Marimekko Oyj	28	2,515
Metsa Board Oyj	1,277	13,361
Metso Outotec Oyj	2,567	27,450
Neles Oyj	508	7,859
Neste Oyj	420	25,583
Nokia Oyj, ADR(2)	13,133	78,273
Nokian Renkaat Oyj	973	37,083
Oriola Oyj, B Shares	441	1,004
Orion Oyj, Class B	698	28,471
Outokumpu Oyj(2)	4,900	34,023
QT Group Oyj(2)	78	14,353
Sampo Oyj, A Shares	772	39,893
Sanoma Oyj	490	9,000
Stora Enso Oyj, R Shares	2,551	50,049
TietoEVRY Oyj	97	3,455
Tokmanni Group Corp.	974	28,100
UPM-Kymmene Oyj	2,370	96,550
Uponor Oyj	617	19,898
Valmet Oyj	808	32,425
Wartsila Oyj Abp	1,458	20,683
YIT Oyj	1,099	6,658
		839,435
France — 9.1%
ABC arbitrage	396	3,389
Accor SA(2)	406	14,001
Aeroports de Paris(2)	165	19,431
Air France-KLM(1)(2)	2,011	9,396
Air Liquide SA	999	179,063
Airbus SE(2)	1,448	198,081
AKWEL	46	1,261
Albioma SA	255	11,290
ALD SA	1,038	14,619
Alstom SA	945	40,629
Alten SA	263	43,383
Amundi SA	177	16,752
APERAM SA	467	28,651
ArcelorMittal SA(1)	4,963	166,012
Arkema SA	834	110,843
Atari SA(1)(2)	5,671	2,962
Atos SE	526	27,347
Aubay	27	1,575
AXA SA	6,355	178,534
Beneteau SA(2)	88	1,360
90

Avantis International Equity Fund
	Shares	Value
Bigben Interactive(1)	62	$1,098
BioMerieux	136	16,657
BNP Paribas SA	3,723	235,851
Bollore SA	241	1,428
Bonduelle SCA	188	5,089
Bouygues SA	1,215	50,877
Bureau Veritas SA	2,025	67,301
Capgemini SE	326	73,281
Carrefour SA	4,928	98,107
Casino Guichard Perrachon SA(2)	140	4,067
Cellectis SA, ADR(2)	316	4,544
CGG SA(2)	5,929	4,588
Chargeurs SA	243	6,752
Cie de Saint-Gobain	3,066	222,263
Cie des Alpes(2)	64	1,026
Cie Generale des Etablissements Michelin SCA	1,228	198,808
Cie Plastic Omnium SA	611	18,435
Claranova SADIR(2)	583	4,989
CNP Assurances	1,478	25,325
Coface SA(2)	947	11,652
Credit Agricole SA	3,543	51,139
Danone SA	629	45,933
Dassault Aviation SA	17	19,192
Dassault Systemes SE	740	42,266
Derichebourg SA(2)	1,448	17,139
Edenred	445	25,240
Eiffage SA	787	81,886
Electricite de France SA	2,597	35,220
Elis SA(2)	536	9,499
Engie SA	2,395	34,320
Eramet SA(2)	180	14,641
EssilorLuxottica SA	387	76,042
Etablissements Maurel et Prom SA(2)	1,540	3,850
Eurazeo SE	417	42,898
Eurofins Scientific SE	385	54,628
Euronext NV	633	73,456
Eutelsat Communications SA	2,032	23,503
Faurecia SE	1,440	69,567
Fnac Darty SA	114	7,766
Focus Home Interactive SA(2)	53	3,610
Gaztransport Et Technigaz SA	238	19,853
Getlink SE	1,718	27,674
Hermes International	87	128,047
ID Logistics Group(2)	24	9,049
Iliad SA	169	36,342
Imerys SA	381	17,667
Infotel SA	51	3,248
Innate Pharma SA(1)(2)	719	2,679
Interparfums SA	139	9,887
Ipsen SA	576	57,615
Jacquet Metals SACA	231	5,485
91

Avantis International Equity Fund
	Shares	Value
JCDecaux SA(2)	633	$17,660
Kaufman & Broad SA	197	9,175
Kering SA	344	274,003
L'Oreal SA	402	188,594
La Francaise des Jeux SAEM	944	48,851
Lagardere SA(2)	505	13,971
Legrand SA	515	59,088
LISI	253	8,365
LNA Sante SA	142	9,429
LVMH Moet Hennessy Louis Vuitton SE	636	471,155
Maisons du Monde SA	672	15,519
Manitou BF SA	243	8,753
Mersen SA	230	8,973
Metropole Television SA	374	7,964
MGI Digital Graphic Technology(2)	17	747
Neoen SA(1)(2)	122	5,221
Nexans SA	441	44,205
Nexity SA	126	6,507
Orange SA, ADR	5,372	61,080
Orpea SA	451	56,853
Pernod Ricard SA	498	104,833
Pharmagest Interactive	37	4,219
Publicis Groupe SA	982	64,468
Quadient SA	622	17,664
Remy Cointreau SA	109	21,465
Renault SA(2)	1,312	48,838
Rexel SA(2)	1,737	36,362
Rubis SCA	317	12,297
Safran SA	646	81,038
Sanofi, ADR	3,567	184,699
Sartorius Stedim Biotech	97	58,837
Schneider Electric SE	674	120,421
SCOR SE	762	23,386
SEB SA	263	41,399
SES SA	3,489	29,118
Societe BIC SA	346	23,035
Societe Generale SA	4,813	151,485
Sodexo SA(2)	246	20,384
SOITEC(2)	72	17,245
Solutions 30 SE(1)(2)	872	9,563
Sopra Steria Group SACA	72	14,667
SPIE SA	545	12,936
STMicroelectronics NV, (New York)(1)	5,945	264,136
Suez SA	1,666	38,659
Technicolor SA(2)	2,087	7,377
Teleperformance	359	158,816
Television Francaise 1	741	7,438
Thales SA	576	58,503
TotalEnergies SE, ADR	7,883	349,138
Trigano SA	115	23,962
Ubisoft Entertainment SA(2)	864	54,883
92

Avantis International Equity Fund
	Shares	Value
Valeo SA	2,413	$68,873
Valneva SE(1)(2)	932	23,074
Veolia Environnement SA	3,520	120,797
Verallia SA	391	14,252
Vicat SA	157	7,824
Vilmorin & Cie SA	141	9,126
Vinci SA	2,129	228,424
Virbac SA	55	23,276
Vivendi SE(1)	1,018	38,777
Worldline SA(2)	151	13,445
X-Fab Silicon Foundries SE(2)	839	8,854
		7,104,164
Germany — 7.7%
2G Energy AG	35	3,704
Aareal Bank AG	477	12,607
Adesso SE	58	12,584
adidas AG	655	232,361
ADLER Group SA	223	5,924
ADVA Optical Networking SE(2)	742	12,298
AIXTRON SE	204	5,887
Allgeier SE	105	3,236
Allianz SE	911	213,868
Amadeus Fire AG	60	12,331
Aroundtown SA	7,517	57,600
AURELIUS Equity Opportunities SE & Co. KGaA	228	7,259
Aurubis AG	280	23,797
BASF SE	2,361	182,645
Bayer AG	2,290	127,395
Bayerische Motoren Werke AG	1,483	140,765
Bayerische Motoren Werke AG, Preference Shares	292	24,446
BayWa AG	138	5,998
Bechtle AG	696	50,324
Befesa SA	137	11,111
Beiersdorf AG	339	41,142
Bertrandt AG	99	5,637
Bijou Brigitte AG(2)	20	553
Bilfinger SE	352	12,349
Borussia Dortmund GmbH & Co. KGaA(2)	725	5,397
Brenntag SE	1,086	109,597
CANCOM SE	186	12,248
Carl Zeiss Meditec AG	103	22,759
CECONOMY AG(2)	1,715	8,038
Cewe Stiftung & Co. KGAA	64	9,555
Commerzbank AG(2)	7,440	46,563
CompuGroup Medical SE & Co. KgaA	156	14,558
Continental AG(2)	772	103,747
Covestro AG	1,532	99,285
CropEnergies AG	109	1,317
CTS Eventim AG & Co. KGaA(2)	300	19,356
Daimler AG	3,360	283,432
Delivery Hero SE(2)	171	24,817
93

Avantis International Equity Fund
	Shares	Value
Dermapharm Holding SE	119	$11,049
Deutsche Bank AG(2)	11,737	144,952
Deutsche Beteiligungs AG	23	1,005
Deutsche Boerse AG	594	102,439
Deutsche EuroShop AG	569	13,154
Deutsche Lufthansa AG(1)(2)	1,070	10,719
Deutsche Pfandbriefbank AG	1,385	15,865
Deutsche Post AG	3,423	240,668
Deutsche Telekom AG	9,621	204,574
Deutsche Wohnen SE	1,437	89,199
Deutz AG(2)	1,338	12,219
Dialog Semiconductor plc(2)	611	48,639
DIC Asset AG	312	5,726
Draegerwerk AG & Co. KGaA	78	6,625
Draegerwerk AG & Co. KGaA, Preference Shares	119	10,050
Duerr AG	433	21,331
E.ON SE	9,423	124,323
Eckert & Ziegler Strahlen- und Medizintechnik AG	152	22,169
Elmos Semiconductor SE	32	1,436
ElringKlinger AG(2)	121	1,970
Encavis AG	683	12,431
Energiekontor AG	43	2,919
Evonik Industries AG	964	32,549
flatexDEGIRO AG(2)	259	26,911
Fraport AG Frankfurt Airport Services Worldwide(2)	157	10,153
Freenet AG	282	6,965
Fresenius Medical Care AG & Co. KGaA, ADR	522	20,139
Fresenius SE & Co. KGaA	368	19,134
FUCHS PETROLUB SE, Preference Shares	475	24,053
GEA Group AG	1,023	47,219
Gerresheimer AG	174	18,484
Grand City Properties SA	684	18,754
GRENKE AG	122	5,430
Hamburger Hafen und Logistik AG	305	6,724
Hannover Rueck SE	160	29,444
HeidelbergCement AG	627	54,378
Heidelberger Druckmaschinen AG(2)	3,633	10,087
HelloFresh SE(2)	584	63,053
Henkel AG & Co. KGaA	179	16,111
Henkel AG & Co. KGaA, Preference Shares	419	40,938
HOCHTIEF AG	61	4,879
Hornbach Baumarkt AG	49	1,960
Hornbach Holding AG & Co. KGaA	153	16,367
HUGO BOSS AG	732	40,871
Hypoport SE(2)	22	15,204
Indus Holding AG	184	7,424
Infineon Technologies AG	2,725	116,024
Instone Real Estate Group AG	230	7,305
Jenoptik AG	456	16,480
JOST Werke AG	169	11,028
Jungheinrich AG, Preference Shares	672	36,292
94

Avantis International Equity Fund
	Shares	Value
K+S AG(2)	2,114	$30,135
KION Group AG	468	50,079
Kloeckner & Co. SE(2)	1,094	14,771
Knorr-Bremse AG	308	36,983
Krones AG	193	19,565
KSB SE & Co. KGaA, Preference Shares	15	6,670
KWS Saat SE & Co. KGaA	122	10,217
Lang & Schwarz AG(2)	47	4,192
Lanxess AG	325	23,690
LEG Immobilien SE	537	85,656
Leifheit AG	4	188
Leoni AG(2)	416	8,171
LPKF Laser & Electronics AG	302	7,649
Merck KGaA	230	54,647
MLP SE	192	1,747
MTU Aero Engines AG	147	33,736
Muenchener Rueckversicherungs-Gesellschaft AG	343	100,111
Nagarro SE(2)	105	18,846
Nemetschek SE	312	30,579
New Work SE	30	8,699
Norma Group SE	326	16,447
OHB SE	22	1,014
PATRIZIA AG	274	6,716
Pfeiffer Vacuum Technology AG	35	7,335
Porsche Automobil Holding SE, Preference Shares	660	66,771
ProSiebenSat.1 Media SE	1,049	20,027
publity AG(2)	24	524
Puma SE	446	54,151
QIAGEN NV(2)	69	3,852
Rational AG	21	24,033
Rheinmetall AG	448	43,811
RTL Group SA(2)	47	2,921
RWE AG	1,329	51,894
S&T AG	507	11,641
SAF-Holland SE(2)	676	9,636
Salzgitter AG(2)	583	21,976
SAP SE, ADR	1,014	152,242
Sartorius AG, Preference Shares	110	72,469
Schaltbau Holding AG(2)	104	6,760
Scout24 AG	365	30,687
SGL Carbon SE(2)	809	8,982
Siemens AG	859	142,504
Siemens Energy AG(2)	1,280	37,147
Siemens Healthineers AG	277	19,264
Siltronic AG	222	36,683
Sixt SE(2)	155	20,833
Sixt SE, Preference Shares	193	15,169
SMA Solar Technology AG	128	6,130
Software AG	355	17,990
Stabilus SA	292	22,972
STO SE & Co. KGaA, Preference Shares	45	10,429
95

Avantis International Equity Fund
	Shares	Value
STRATEC SE	14	$2,317
Stroeer SE & Co. KGaA	187	15,400
Suedzucker AG	252	4,300
SUESS MicroTec SE(2)	143	4,179
Symrise AG	301	42,835
TAG Immobilien AG	1,051	35,593
Takkt AG	294	4,898
TeamViewer AG(2)	861	28,686
Technotrans SE	128	4,749
Telefonica Deutschland Holding AG	9,369	26,300
thyssenkrupp AG(2)	2,529	28,180
Traffic Systems SE	40	2,129
UmweltBank AG	228	5,322
Uniper SE	1,851	73,490
United Internet AG	397	17,159
va-Q-tec AG(2)	106	3,273
Varta AG	146	23,293
VERBIO Vereinigte BioEnergie AG	229	13,897
Villeroy & Boch AG, Preference Shares	155	4,229
Volkswagen AG	113	37,809
Volkswagen AG, Preference Shares	599	142,475
Vonovia SE	1,405	94,853
Wacker Chemie AG	203	35,819
Wacker Neuson SE	447	13,540
Washtec AG	108	7,591
Westwing Group AG(2)	246	11,893
Wuestenrot & Wuerttembergische AG	218	4,797
Zalando SE(2)	392	43,463
zooplus AG(2)	82	38,543
		6,054,665
Hong Kong — 2.5%
AIA Group Ltd.	18,068	215,745
ASM Pacific Technology Ltd.	2,000	23,774
Atlas Corp.	648	9,726
Bank of East Asia Ltd. (The)	12,000	20,128
BOC Hong Kong Holdings Ltd.	12,500	37,827
Bright Smart Securities & Commodities Group Ltd.	14,000	2,842
Budweiser Brewing Co. APAC Ltd.	4,600	11,494
C-Mer Eye Care Holdings Ltd.	4,000	4,022
Cafe de Coral Holdings Ltd.	4,000	7,281
China Strategic Holdings Ltd.(2)	230,000	1,950
Chinese Estates Holdings Ltd.	7,500	2,724
Chow Sang Sang Holdings International Ltd.	5,000	7,606
Chow Tai Fook Jewellery Group Ltd.	5,200	10,520
CK Asset Holdings Ltd.	13,906	90,557
CK Hutchison Holdings Ltd.	8,500	61,966
CK Infrastructure Holdings Ltd.	2,500	15,158
CLP Holdings Ltd.	7,500	74,969
Comba Telecom Systems Holdings Ltd.(1)	18,000	4,299
Dah Sing Banking Group Ltd.	800	769
Dah Sing Financial Holdings Ltd.	3,200	9,955
96

Avantis International Equity Fund
	Shares	Value
Dairy Farm International Holdings Ltd.	2,300	$8,112
Esprit Holdings Ltd.(1)(2)	5,100	524
ESR Cayman Ltd.(2)	2,000	6,093
Fairwood Holdings Ltd.	2,000	4,463
Far East Consortium International Ltd.	15,000	5,438
First Pacific Co. Ltd.	24,000	8,948
Fullshare Holdings Ltd.(1)(2)	167,500	2,260
Futu Holdings Ltd., ADR(1)(2)	51	4,855
Galaxy Entertainment Group Ltd.(2)	4,000	25,646
Giordano International Ltd.	4,000	852
Guotai Junan International Holdings Ltd.	40,000	7,031
Haitong International Securities Group Ltd.	31,000	8,954
Hang Lung Group Ltd.	9,000	22,446
Hang Lung Properties Ltd.	11,000	26,416
Hang Seng Bank Ltd.	3,300	58,995
Health & Happiness H&H International Holdings Ltd.	1,500	4,294
Henderson Land Development Co. Ltd.	8,000	36,195
HK Electric Investments & HK Electric Investments Ltd.	8,000	7,957
HKT Trust & HKT Ltd.	5,000	6,818
Hong Kong & China Gas Co. Ltd.	13,332	21,435
Hong Kong Exchanges & Clearing Ltd.	3,100	195,840
Hongkong & Shanghai Hotels Ltd. (The)(2)	1,000	897
Hongkong Land Holdings Ltd.	8,500	35,665
Huayi Tencent Entertainment Co. Ltd.(1)(2)	100,000	2,605
Hutchison Telecommunications Hong Kong Holdings Ltd.	20,000	3,159
Hysan Development Co. Ltd.	5,000	17,841
IGG, Inc.	6,000	5,731
Jardine Matheson Holdings Ltd.	600	32,538
Johnson Electric Holdings Ltd.	4,000	9,161
K Wah International Holdings Ltd.	11,000	4,823
Kerry Logistics Network Ltd.	7,000	22,244
Kerry Properties Ltd.	4,500	15,310
Lai Sun Development Co. Ltd.(2)	3,600	2,372
Lifestyle International Holdings Ltd.(2)	5,000	3,175
Luk Fook Holdings International Ltd.	5,000	13,882
Man Wah Holdings Ltd.	16,800	31,391
Melco Resorts & Entertainment Ltd., ADR(2)	529	7,279
MGM China Holdings Ltd.(1)(2)	800	802
MTR Corp. Ltd.	3,000	16,889
New World Development Co. Ltd.	8,000	37,629
NWS Holdings Ltd.	18,000	17,454
Oriental Watch Holdings(1)	2,828	1,477
Pacific Basin Shipping Ltd.	56,000	30,510
Pacific Century Premium Developments Ltd.(2)	2,268	187
Pacific Textiles Holdings Ltd.	12,000	6,401
PCCW Ltd.	9,024	4,706
Perfect Medical Health Management Ltd.	7,000	5,888
Power Assets Holdings Ltd.	4,500	28,242
Realord Group Holdings Ltd.(2)	6,000	8,257
Sands China Ltd.(2)	3,600	11,565
Shun Tak Holdings Ltd.(2)	16,000	4,585
97

Avantis International Equity Fund
	Shares	Value
Sino Land Co. Ltd.	19,055	$28,063
SITC International Holdings Co. Ltd.	13,000	56,629
SJM Holdings Ltd.(2)	14,000	12,183
SmarTone Telecommunications Holdings Ltd.	1,500	845
Sun Hung Kai & Co. Ltd.	10,000	5,476
Sun Hung Kai Properties Ltd.	4,000	56,416
SUNeVision Holdings Ltd.	2,000	2,120
Swire Pacific Ltd., Class A	5,000	33,849
Swire Properties Ltd.	5,800	15,676
Techtronic Industries Co. Ltd.	3,000	66,397
Texhong Textile Group Ltd.	4,000	6,097
Texwinca Holdings Ltd.	4,000	864
Truly International Holdings Ltd.(1)(2)	24,000	9,011
United Laboratories International Holdings Ltd. (The)	10,000	6,752
Value Partners Group Ltd.	10,000	5,456
Vitasoy International Holdings Ltd.(1)	6,000	15,470
VSTECS Holdings Ltd.	8,000	7,525
VTech Holdings Ltd.	1,000	9,713
WH Group Ltd.(1)	76,000	65,920
Wharf Real Estate Investment Co. Ltd.	12,000	59,426
Wynn Macau Ltd.(2)	7,600	8,563
Xinyi Glass Holdings Ltd.	10,000	42,022
Yue Yuen Industrial Holdings Ltd.(2)	6,500	13,182
		1,987,204
Ireland — 0.6%
AIB Group plc(1)(2)	4,433	13,320
Bank of Ireland Group plc(2)	9,613	60,171
Cairn Homes plc(2)	7,836	10,538
CRH plc	2,482	131,486
Dalata Hotel Group plc(2)	1,290	5,756
FBD Holdings plc(2)	510	4,631
Glanbia plc	1,900	33,921
Glenveagh Properties plc(2)	8,853	11,324
Kerry Group plc, A Shares	350	51,338
Kingspan Group plc	419	47,848
Origin Enterprises plc	1,105	4,360
Smurfit Kappa Group plc	2,067	118,468
		493,161
Israel — 0.8%
AFI Properties Ltd.(2)	174	8,882
Airport City Ltd.(2)	284	5,201
Alony Hetz Properties & Investments Ltd.	537	7,917
Amot Investments Ltd.	717	5,089
Ashtrom Group Ltd.	80	1,746
AudioCodes Ltd.	183	5,728
Azrieli Group Ltd.	70	6,544
Bank Hapoalim BM	3,177	27,330
Bank Leumi Le-Israel BM	5,495	45,395
Bezeq The Israeli Telecommunication Corp. Ltd.(2)	5,510	6,547
Caesarstone Ltd.	67	871
Camtek Ltd.(2)	100	4,128
98

Avantis International Equity Fund
	Shares	Value
Cellcom Israel Ltd.(2)	759	$2,862
Check Point Software Technologies Ltd.(2)	280	35,176
Clal Insurance Enterprises Holdings Ltd.(2)	524	10,997
Cognyte Software Ltd.(2)	134	3,682
CyberArk Software Ltd.(2)	90	15,115
Danel Adir Yeoshua Ltd.	47	9,521
Delek Automotive Systems Ltd.	536	7,112
Elbit Systems Ltd.	111	16,148
Elco Ltd.	83	5,076
Electra Consumer Products 1970 Ltd.	158	8,776
Electra Ltd.	11	6,575
Energix-Renewable Energies Ltd.	935	3,865
Equital Ltd.(2)	35	969
Fattal Holdings 1998 Ltd.(2)	45	4,092
FIBI Holdings Ltd.(2)	173	7,164
First International Bank of Israel Ltd.	212	7,663
Fiverr International Ltd.(1)(2)	21	3,770
FMS Enterprises Migun Ltd.	27	892
Fox Wizel Ltd.	130	17,229
Gav-Yam Lands Corp. Ltd.	714	8,026
Gazit-Globe Ltd.	640	4,632
Harel Insurance Investments & Financial Services Ltd.	895	8,791
Hilan Ltd.	26	1,470
ICL Group Ltd.	3,029	21,436
IDI Insurance Co. Ltd.	30	1,076
Inmode Ltd.(2)	118	15,444
Inrom Construction Industries Ltd.	1,146	5,653
Isracard Ltd.	1,770	7,343
Israel Corp. Ltd. (The)(2)	34	10,322
Israel Discount Bank Ltd., A Shares(2)	4,926	25,444
Ituran Location and Control Ltd.	393	10,253
Kamada Ltd.(2)	533	2,857
Kornit Digital Ltd.(2)	68	8,865
Matrix IT Ltd.	212	5,787
Maytronics Ltd.	330	7,568
Mediterranean Towers Ltd.	327	1,019
Melisron Ltd.(2)	16	1,293
Menora Mivtachim Holdings Ltd.	69	1,528
Migdal Insurance & Financial Holdings Ltd.(2)	3,642	5,136
Mivne Real Estate KD Ltd.	2,451	8,292
Mizrahi Tefahot Bank Ltd.	525	17,465
Nice Ltd., ADR(2)	97	28,198
Novolog Ltd.	5,599	5,074
Oil Refineries Ltd.(2)	45,199	9,858
Partner Communications Co. Ltd.(2)	1,319	6,252
Paz Oil Co. Ltd.(2)	83	8,357
Perion Network Ltd.(2)	476	9,976
Phoenix Holdings Ltd. (The)	1,064	11,361
Radware Ltd.(2)	185	6,342
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	98	6,875
Sapiens International Corp. NV	45	1,293
99

Avantis International Equity Fund
	Shares	Value
Shapir Engineering and Industry Ltd.	867	$6,919
Shikun & Binui Ltd.(2)	1,741	10,154
Shufersal Ltd.	1,530	12,615
Strauss Group Ltd.	234	6,764
Summit Real Estate Holdings Ltd.(2)	420	6,620
Taro Pharmaceutical Industries Ltd.(2)	51	3,459
Tel Aviv Stock Exchange Ltd.	917	5,016
Teva Pharmaceutical Industries Ltd., ADR(2)	2,223	20,941
Tower Semiconductor Ltd.(2)	396	11,672
Wix.com Ltd.(2)	66	14,657
		664,165
Italy — 2.2%
A2A SpA	13,621	29,925
ACEA SpA	668	15,952
Amplifon SpA	364	19,040
Anima Holding SpA	197	1,016
Arnoldo Mondadori Editore SpA(2)	2,193	4,842
Ascopiave SpA	1,761	7,433
Assicurazioni Generali SpA	1,084	22,115
Atlantia SpA(2)	854	15,997
Autogrill SpA(2)	1,705	12,785
Azimut Holding SpA	969	27,217
Banca Generali SpA(2)	427	18,989
Banca IFIS SpA	69	1,198
Banca Mediolanum SpA	1,280	13,289
Banca Monte dei Paschi di Siena SpA(1)(2)	639	851
Banca Popolare di Sondrio SCPA	3,766	17,139
Banco BPM SpA	13,681	45,371
BFF Bank SpA	1,044	9,538
Biesse SpA(2)	223	8,003
BPER Banca	4,382	9,540
Brembo SpA	747	10,800
Brunello Cucinelli SpA(2)	330	19,460
Buzzi Unicem SpA	568	15,079
Carel Industries SpA	333	9,571
Cementir Holding NV	699	7,917
Cerved Group SpA(2)	735	8,574
CIR SpA-Compagnie Industriali(2)	10,844	6,249
CNH Industrial NV	4,648	76,835
Credito Emiliano SpA	173	1,160
Danieli & C Officine Meccaniche SpA	239	6,965
Danieli & C Officine Meccaniche SpA, Preference Shares	502	9,540
Davide Campari-Milano NV	589	8,146
De' Longhi SpA	573	25,932
DiaSorin SpA	42	9,582
doValue SpA	489	6,117
Enav SpA(2)	848	3,700
Enel SpA	12,556	114,391
Eni SpA, ADR(1)	5,092	125,161
ERG SpA	342	10,081
Esprinet SpA	190	3,631
100

Avantis International Equity Fund
	Shares	Value
Falck Renewables SpA	779	$6,427
Ferrari NV	313	67,896
Fila SpA	454	5,539
FinecoBank Banca Fineco SpA(2)	1,755	32,331
Gruppo MutuiOnline SpA	307	18,532
Hera SpA	4,203	18,171
Infrastrutture Wireless Italiane SpA	103	1,225
Interpump Group SpA	205	14,570
Intesa Sanpaolo SpA	35,250	99,752
Iren SpA	6,949	21,481
Italgas SpA	5,175	34,308
Leonardo SpA(2)	3,127	25,462
Maire Tecnimont SpA(1)	2,273	8,859
Mediaset SpA	524	1,635
Mediobanca Banca di Credito Finanziario SpA(2)	1,880	22,162
Moncler SpA	821	52,569
Nexi SpA(2)	501	10,443
OVS SpA(2)	682	1,390
Piaggio & C SpA	2,541	9,629
Poste Italiane SpA	2,554	34,627
Prysmian SpA	1,027	38,667
RAI Way SpA	862	5,241
Recordati Industria Chimica e Farmaceutica SpA	372	24,411
Reno de Medici SpA	4,439	7,542
Reply SpA	152	30,656
Retelit SpA	1,752	6,087
Safilo Group SpA(2)	4,165	8,123
Saipem SpA(1)(2)	6,199	14,689
Salcef SpA	384	8,247
Salvatore Ferragamo SpA(1)(2)	392	8,007
Sanlorenzo SpA/Ameglia	180	5,989
Sesa SpA(2)	103	20,547
Snam SpA	6,797	40,188
Societa Cattolica Di Assicurazione SpA(2)	967	8,023
Stellantis NV	4,799	95,999
Technogym SpA	1,602	18,938
Telecom Italia SpA/Milano	49,767	22,548
Telecom Italia SpA/Milano, Preference Shares	37,591	18,161
Tenaris SA, ADR	967	19,456
Terna - Rete Elettrica Nazionale	4,694	37,130
Tinexta Spa	269	12,454
UniCredit SpA	3,770	47,008
Unieuro SpA	231	6,036
Unipol Gruppo SpA	1,764	10,462
		1,760,748
Japan — 21.0%
77 Bank Ltd. (The)	500	5,668
A&D Co. Ltd.	200	2,032
ABC-Mart, Inc.	100	5,346
Acom Co. Ltd.	1,400	5,411
Adastria Co. Ltd.	300	4,900
101

Avantis International Equity Fund
	Shares	Value
ADEKA Corp.	800	$17,464
Advantest Corp.	500	43,076
Aeon Co. Ltd.	1,700	45,004
Aeon Delight Co. Ltd.	200	6,471
AEON Financial Service Co. Ltd.	600	7,062
Aeon Mall Co. Ltd.	700	10,660
AGC, Inc.	1,200	57,970
Ai Holdings Corp.	100	2,028
Aica Kogyo Co. Ltd.	200	6,700
Aida Engineering Ltd.	200	1,933
Aiful Corp.	500	1,595
Ain Holdings, Inc.	100	6,724
Air Water, Inc.	1,200	19,334
Aisan Industry Co. Ltd.	200	1,537
Aisin Corp.	800	30,537
Ajinomoto Co., Inc.	2,400	70,743
Akatsuki, Inc.	100	2,930
Alconix Corp.	100	1,445
Alfresa Holdings Corp.	300	4,747
Alpen Co. Ltd.	400	12,598
Alps Alpine Co. Ltd.	1,600	16,762
Altech Corp.	300	5,256
Amada Co. Ltd.	900	9,123
Amano Corp.	400	10,154
ANA Holdings, Inc.(2)	100	2,370
Anritsu Corp.	700	12,134
AOKI Holdings, Inc.	100	569
Aoyama Trading Co. Ltd.(2)	100	585
Aozora Bank Ltd.	1,000	23,444
Arata Corp.	200	8,105
Arcland Sakamoto Co. Ltd.	400	5,570
Arcs Co. Ltd.	500	10,164
Argo Graphics, Inc.	100	2,977
Arisawa Manufacturing Co. Ltd.	200	1,664
ARTERIA Networks Corp.	100	1,629
Artnature, Inc.	200	1,288
ArtSpark Holdings, Inc.	900	7,001
Aruhi Corp.	200	2,433
Asahi Co. Ltd.	300	3,641
Asahi Diamond Industrial Co. Ltd.	200	942
Asahi Group Holdings Ltd.	700	32,539
Asahi Intecc Co. Ltd.	200	6,051
Asahi Kasei Corp.	5,800	59,798
Asanuma Corp.	100	4,060
Asia Pile Holdings Corp.	200	873
Asics Corp.	1,600	33,912
ASKUL Corp.	400	6,253
Astellas Pharma, Inc.	6,700	112,894
Atom Corp.	200	1,434
Autobacs Seven Co. Ltd.	500	6,965
Awa Bank Ltd. (The)	300	5,967
102

Avantis International Equity Fund
	Shares	Value
Axial Retailing, Inc.	100	$3,611
Azbil Corp.	100	4,336
Bandai Namco Holdings, Inc.	500	34,680
Bando Chemical Industries Ltd.	200	1,677
Bank of Iwate Ltd. (The)	200	3,102
Bank of Kyoto Ltd. (The)	300	13,271
Bank of Nagoya Ltd. (The)	200	4,827
Bank of Okinawa Ltd. (The)	100	2,484
Bank of the Ryukyus Ltd.	100	729
BayCurrent Consulting, Inc.	100	49,604
Beenos, Inc.	300	8,425
Belc Co. Ltd.	100	5,250
Belluna Co. Ltd.	800	5,979
Benefit One, Inc.	400	16,045
Benesse Holdings, Inc.	500	10,801
BeNext-Yumeshin Group Co.	126	1,371
Bic Camera, Inc.	400	3,887
BML, Inc.	200	8,078
Br Holdings Corp.	700	3,292
Bridgestone Corp.	1,800	82,861
Broadleaf Co. Ltd.	200	953
Brother Industries Ltd.	1,600	32,835
Bunka Shutter Co. Ltd.	700	7,413
Calbee, Inc.	300	7,434
Canon, Inc., ADR(1)	1,941	46,215
Capcom Co. Ltd.	800	22,279
Carenet, Inc.	200	11,582
Casio Computer Co. Ltd.	700	10,811
Cawachi Ltd.	200	4,173
Central Glass Co. Ltd.	400	8,070
Central Japan Railway Co.	200	29,274
Change, Inc.(2)	400	8,934
Chiba Bank Ltd. (The)	2,800	17,480
Chilled & Frozen Logistics Holdings Co. Ltd.	100	1,592
Chubu Electric Power Co., Inc.	1,700	20,557
Chubu Shiryo Co. Ltd.	400	4,087
Chudenko Corp.	200	4,154
Chugai Pharmaceutical Co. Ltd.	900	35,166
Chugoku Bank Ltd. (The)	800	6,448
Chugoku Electric Power Co., Inc. (The)	300	2,799
Citizen Watch Co. Ltd.	2,200	9,616
CKD Corp.	400	8,364
Cleanup Corp.	200	1,037
CMK Corp.(2)	200	763
Coca-Cola Bottlers Japan Holdings, Inc.	600	8,374
COLOPL, Inc.	600	4,535
Colowide Co. Ltd.	100	1,593
Computer Engineering & Consulting Ltd.	300	4,245
COMSYS Holdings Corp.	500	13,438
Comture Corp.	200	5,432
Concordia Financial Group Ltd.	6,100	23,651
103

Avantis International Equity Fund
	Shares	Value
Cosmo Energy Holdings Co. Ltd.	700	$13,889
Cosmos Pharmaceutical Corp.	200	35,417
Create Restaurants Holdings, Inc.(2)	200	1,505
Create SD Holdings Co. Ltd.	200	7,055
Credit Saison Co. Ltd.	1,700	19,337
CTI Engineering Co. Ltd.	200	4,479
CyberAgent, Inc.	2,000	36,612
Cybozu, Inc.	200	4,579
Dai Nippon Printing Co. Ltd.	1,200	28,512
Dai-Dan Co. Ltd.	200	4,912
Dai-ichi Life Holdings, Inc.	4,000	79,149
Daibiru Corp.	100	1,318
Daicel Corp.	2,400	19,317
Daido Metal Co. Ltd.	200	1,066
Daido Steel Co. Ltd.	200	9,126
Daifuku Co. Ltd.	100	8,826
Daihen Corp.	200	8,708
Daiho Corp.	100	3,627
Daiichi Jitsugyo Co. Ltd.	200	8,559
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	200	2,983
Daiichi Sankyo Co. Ltd.	2,200	52,255
Daiki Aluminium Industry Co. Ltd.	200	2,698
Daikin Industries Ltd.	400	99,819
Daikokutenbussan Co. Ltd.	200	12,608
Daikyonishikawa Corp.	200	1,209
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	400	9,216
Daio Paper Corp.	800	14,984
Daiseki Co. Ltd.	360	14,564
Daishi Hokuetsu Financial Group, Inc.	300	7,384
Daito Pharmaceutical Co. Ltd.	200	6,558
Daito Trust Construction Co. Ltd.	500	54,913
Daiwa House Industry Co. Ltd.	2,100	64,037
Daiwa Securities Group, Inc.	9,400	53,176
Daiwabo Holdings Co. Ltd.	1,000	19,000
DCM Holdings Co. Ltd.	1,000	9,643
DeNA Co. Ltd.	400	7,043
Denka Co. Ltd.	600	21,030
Denso Corp.	1,000	69,993
Dentsu Group, Inc.	300	11,152
Denyo Co. Ltd.	200	3,727
Dexerials Corp.	600	11,718
DIC Corp.	600	17,258
Digital Arts, Inc.	100	7,921
Digital Holdings, Inc.	400	6,132
Dip Corp.	300	9,533
Disco Corp.	100	29,050
DMG Mori Co. Ltd.	700	12,489
Doshisha Co. Ltd.	400	6,372
Doutor Nichires Holdings Co. Ltd.	300	4,464
Dowa Holdings Co. Ltd.	500	21,957
DTS Corp.	300	6,968
104

Avantis International Equity Fund
	Shares	Value
Duskin Co. Ltd.	100	$2,398
DyDo Group Holdings, Inc.	200	10,210
Eagle Industry Co. Ltd.	200	2,270
Earth Corp.	100	5,917
East Japan Railway Co.	900	60,493
Ebara Corp.	800	39,766
Ebara Jitsugyo Co. Ltd.	300	6,843
EDION Corp.	700	6,801
Ehime Bank Ltd. (The)	100	711
Eiken Chemical Co. Ltd.	200	3,897
Eisai Co. Ltd.	300	24,741
Eizo Corp.	200	7,723
Elecom Co. Ltd.	200	3,236
Electric Power Development Co. Ltd.	1,600	23,902
en Japan, Inc.	100	3,378
ENEOS Holdings, Inc.	15,900	61,452
Enigmo, Inc.	600	7,922
ESPEC Corp.	200	3,986
Exedy Corp.	100	1,513
Ezaki Glico Co. Ltd.	100	3,783
F.C.C. Co. Ltd.	300	4,195
Fancl Corp.	300	10,149
FANUC Corp.	200	43,572
Fast Retailing Co. Ltd.	100	65,868
Ferrotec Holdings Corp.	500	14,665
Financial Products Group Co. Ltd.	1,000	6,182
Food & Life Cos. Ltd.	400	17,169
Foster Electric Co. Ltd.	100	789
FP Corp.	300	11,488
France Bed Holdings Co. Ltd.	200	1,681
Freee KK(2)	100	8,087
Fudo Tetra Corp.	100	1,584
Fuji Co. Ltd.	100	1,787
Fuji Corp./Aichi	400	10,355
Fuji Electric Co. Ltd.	300	12,978
Fuji Kyuko Co. Ltd.	200	8,206
Fuji Oil Holdings, Inc.	400	9,042
Fuji Seal International, Inc.	300	6,740
Fuji Soft, Inc.	200	10,367
Fujibo Holdings, Inc.	100	3,853
Fujicco Co. Ltd.	200	3,453
FUJIFILM Holdings Corp.	1,100	90,521
Fujikura Ltd.(2)	2,200	12,667
Fujimi, Inc.	200	11,147
Fujimori Kogyo Co. Ltd.	200	8,326
Fujitec Co. Ltd.	100	2,460
Fujitsu General Ltd.	400	9,985
Fujitsu Ltd.	700	128,861
Fukuda Corp.	200	9,141
Fukui Computer Holdings, Inc.	100	3,956
Fukuoka Financial Group, Inc.	800	14,770
105

Avantis International Equity Fund
	Shares	Value
Fukushima Galilei Co. Ltd.	200	$8,811
Fukuyama Transporting Co. Ltd.	200	8,409
FULLCAST Holdings Co. Ltd.	300	5,775
Funai Soken Holdings, Inc.	200	4,930
Furukawa Co. Ltd.	300	3,375
Furukawa Electric Co. Ltd.	300	6,448
Furuno Electric Co. Ltd.	100	993
Fuso Chemical Co. Ltd.	200	8,225
Futaba Industrial Co. Ltd.	200	882
Future Corp.	300	6,677
Fuyo General Lease Co. Ltd.	200	13,809
G-7 Holdings, Inc.	100	3,611
G-Tekt Corp.	100	1,346
Genky DrugStores Co. Ltd.	200	9,348
Geo Holdings Corp.	500	5,405
GLOBERIDE, Inc.	200	13,419
Glory Ltd.	300	6,242
GMO Financial Holdings, Inc.	200	1,488
GMO Internet, Inc.	400	10,405
GMO Payment Gateway, Inc.	100	13,120
GNI Group Ltd.(2)	100	1,410
Goldcrest Co. Ltd.	100	1,532
Goldwin, Inc.	200	12,227
Grace Technology, Inc.	200	2,217
GS Yuasa Corp.	800	18,744
GungHo Online Entertainment, Inc.	400	7,770
Gunma Bank Ltd. (The)	3,000	9,673
Gunze Ltd.	100	4,049
H-One Co. Ltd.	200	1,302
H.U. Group Holdings, Inc.	600	17,707
H2O Retailing Corp.	1,000	7,851
Hachijuni Bank Ltd. (The)	2,900	9,987
Hakuhodo DY Holdings, Inc.	400	6,307
Halows Co. Ltd.	200	5,436
Hamakyorex Co. Ltd.	200	5,954
Hamamatsu Photonics KK	100	5,828
Hankyu Hanshin Holdings, Inc.	400	11,970
Hanwa Co. Ltd.	500	14,993
Happinet Corp.	600	7,930
Haseko Corp.	700	9,681
Hazama Ando Corp.	1,100	8,205
Heiwa Corp.	300	5,471
Heiwa Real Estate Co. Ltd.	300	11,616
Heiwado Co. Ltd.	400	7,953
Hikari Tsushin, Inc.	100	17,498
Hino Motors Ltd.	1,500	12,980
Hirata Corp.	100	6,135
Hirogin Holdings, Inc.	1,500	8,628
Hirose Electric Co. Ltd.	100	16,649
HIS Co. Ltd.(2)	300	6,957
Hisamitsu Pharmaceutical Co., Inc.	200	8,015
106

Avantis International Equity Fund
	Shares	Value
Hitachi Construction Machinery Co. Ltd.	700	$20,054
Hitachi Ltd.	3,400	187,906
Hitachi Metals Ltd.(2)	400	7,721
Hitachi Transport System Ltd.	500	20,923
Hitachi Zosen Corp.	1,900	13,745
Hogy Medical Co. Ltd.	100	3,127
Hokkaido Electric Power Co., Inc.	1,300	6,086
Hokko Chemical Industry Co. Ltd.	200	1,894
Hokkoku Bank Ltd. (The)	100	1,917
Hokuetsu Corp.	1,200	6,591
Hokuetsu Industries Co. Ltd.	100	972
Hokuhoku Financial Group, Inc.	1,100	8,431
Hokuriku Electric Power Co.	1,300	7,032
Hokuto Corp.	200	3,624
Honda Motor Co. Ltd., ADR	5,463	165,310
Honeys Holdings Co. Ltd.	100	1,030
Hoosiers Holdings	200	1,202
Horiba Ltd.	200	14,293
Hoshizaki Corp.	100	9,388
Hosiden Corp.	800	6,581
Hosokawa Micron Corp.	100	5,978
House Foods Group, Inc.	200	6,421
Hoya Corp.	584	94,307
Hulic Co. Ltd.	1,400	16,422
Hyakugo Bank Ltd. (The)	2,000	5,885
Hyakujushi Bank Ltd. (The)	200	2,893
I-Net Corp./Kanagawa	100	1,296
I-PEX, Inc.	200	3,598
Ibiden Co. Ltd.	700	37,664
Ichibanya Co. Ltd.	100	4,315
Ichigo, Inc.	600	1,857
Ichikoh Industries Ltd.	200	1,232
Ichinen Holdings Co. Ltd.	100	1,126
Icom, Inc.	200	4,470
Idec Corp.	300	6,218
Idemitsu Kosan Co. Ltd.	1,400	33,531
IDOM, Inc.	900	7,648
IHI Corp.(2)	400	8,894
Iida Group Holdings Co. Ltd.	1,100	27,926
Iino Kaiun Kaisha Ltd.	400	1,910
Inaba Denki Sangyo Co. Ltd.	100	2,449
Inabata & Co. Ltd.	400	6,119
Inageya Co. Ltd.	300	3,937
Ines Corp.	100	1,435
Infocom Corp.	200	4,484
Infomart Corp.	200	1,783
Information Services International-Dentsu Ltd.	400	15,603
INPEX Corp.	6,400	43,974
Intage Holdings, Inc.	600	8,299
Inter Action Corp.	200	4,974
Internet Initiative Japan, Inc.	600	20,886
107

Avantis International Equity Fund
	Shares	Value
IR Japan Holdings Ltd.	100	$11,937
Iseki & Co. Ltd.(2)	500	7,178
Isetan Mitsukoshi Holdings Ltd.	1,200	8,037
Ishihara Sangyo Kaisha Ltd.	900	9,286
Isuzu Motors Ltd.	3,200	40,452
Ito En Ltd.	200	12,656
ITOCHU Corp.	3,900	117,316
Itochu Enex Co. Ltd.	600	5,379
Itochu Techno-Solutions Corp.	500	15,449
Itoham Yonekyu Holdings, Inc.	900	6,076
IwaiCosmo Holdings, Inc.	100	1,251
Iwatani Corp.	300	16,546
Iyo Bank Ltd. (The)	2,000	10,703
Izumi Co. Ltd.	300	9,760
J Front Retailing Co. Ltd.	1,600	13,808
JAC Recruitment Co. Ltd.	300	4,870
Jaccs Co. Ltd.	500	12,498
JAFCO Group Co. Ltd.	300	18,118
Japan Airlines Co. Ltd.(2)	200	4,261
Japan Airport Terminal Co. Ltd.(2)	200	9,079
Japan Asia Group Ltd.	600	5,262
Japan Aviation Electronics Industry Ltd.	600	8,769
Japan Exchange Group, Inc.	1,900	45,249
Japan Investment Adviser Co. Ltd.	400	5,129
Japan Lifeline Co. Ltd.	600	7,207
Japan Material Co. Ltd.	500	5,716
Japan Petroleum Exploration Co. Ltd.	100	1,720
Japan Post Bank Co. Ltd.	700	6,121
Japan Post Holdings Co. Ltd.(2)	6,400	55,006
Japan Post Insurance Co. Ltd.	1,000	18,160
Japan Pulp & Paper Co. Ltd.	200	6,805
Japan Securities Finance Co. Ltd.	700	5,286
Japan Steel Works Ltd. (The)	200	4,723
Japan Wool Textile Co. Ltd. (The)	700	6,539
JCR Pharmaceuticals Co. Ltd.	200	5,273
JCU Corp.	200	7,557
JDC Corp.	200	1,046
JFE Holdings, Inc.	3,500	56,770
JGC Holdings Corp.	1,700	14,261
JINS Holdings, Inc.	100	6,523
Joshin Denki Co. Ltd.	300	6,864
JSR Corp.	400	13,860
JTEKT Corp.	1,700	15,371
Juki Corp.	1,000	6,979
Juroku Bank Ltd. (The)	200	4,222
Justsystems Corp.	200	11,787
JVCKenwood Corp.	4,600	8,698
K's Holdings Corp.	1,600	17,489
Kadokawa Corp.	200	9,172
Kaga Electronics Co. Ltd.	100	2,632
Kagome Co. Ltd.	800	21,283
108

Avantis International Equity Fund
	Shares	Value
Kajima Corp.	2,800	$36,177
Kakaku.com, Inc.	500	15,557
Kaken Pharmaceutical Co. Ltd.	200	9,035
Kameda Seika Co. Ltd.	100	4,237
Kamei Corp.	100	1,067
Kamigumi Co. Ltd.	900	19,427
Kanamoto Co. Ltd.	300	6,855
Kandenko Co. Ltd.	900	7,733
Kaneka Corp.	500	20,693
Kanematsu Corp.	900	11,574
Kanematsu Electronics Ltd.	200	6,982
Kansai Electric Power Co., Inc. (The)	2,900	29,143
Kansai Paint Co. Ltd.	300	7,770
Kanto Denka Kogyo Co. Ltd.	200	1,946
Kao Corp.	900	54,366
Kasai Kogyo Co. Ltd.(2)	200	706
Katitas Co. Ltd.	200	6,643
Kato Sangyo Co. Ltd.	100	3,058
Kawasaki Heavy Industries Ltd.(2)	700	14,890
Kawasaki Kisen Kaisha Ltd.(2)	600	29,963
KDDI Corp.	5,000	152,827
KeePer Technical Laboratory Co. Ltd.	300	9,833
Keihan Holdings Co. Ltd.	100	2,870
Keihanshin Building Co. Ltd.	300	4,172
Keikyu Corp.	300	3,657
Keio Corp.	200	10,762
Keisei Electric Railway Co. Ltd.	100	3,076
KEIWA, Inc.	200	8,678
Keiyo Bank Ltd. (The)	200	808
Kewpie Corp.	600	14,774
Keyence Corp.	100	60,033
KFC Holdings Japan Ltd.	100	2,713
KH Neochem Co. Ltd.	400	10,898
Ki-Star Real Estate Co. Ltd.	100	4,619
Kikkoman Corp.	300	22,523
Kinden Corp.	400	6,772
Kintetsu Group Holdings Co. Ltd.(2)	100	3,416
Kintetsu World Express, Inc.	500	12,131
Kirin Holdings Co. Ltd.	1,700	30,798
Kissei Pharmaceutical Co. Ltd.	400	8,807
Kitanotatsujin Corp.	200	931
Kito Corp.	100	1,508
Kitz Corp.	900	6,662
Kiyo Bank Ltd. (The)	500	7,131
KLab, Inc.(2)	500	2,974
Koa Corp.	500	7,181
Koatsu Gas Kogyo Co. Ltd.	200	1,356
Kobe Bussan Co. Ltd.	400	15,560
Kobe Steel Ltd.	3,400	21,616
Koei Tecmo Holdings Co. Ltd.	260	11,095
Kohnan Shoji Co. Ltd.	300	9,891
109

Avantis International Equity Fund
	Shares	Value
Koito Manufacturing Co. Ltd.	500	$30,585
Kokuyo Co. Ltd.	500	8,748
Komatsu Ltd.	2,600	63,239
Komeri Co. Ltd.	300	6,879
Komori Corp.	100	770
Konami Holdings Corp.	500	31,651
Konica Minolta, Inc.	4,500	22,838
Konishi Co. Ltd.	400	6,097
Konoike Transport Co. Ltd.	400	4,978
Koshidaka Holdings Co. Ltd.	100	510
Kotobuki Spirits Co. Ltd.	100	6,622
Kubota Corp.	2,500	51,654
Kumagai Gumi Co. Ltd.	400	9,768
Kura Sushi, Inc.	400	15,676
Kurabo Industries Ltd.	200	3,539
Kuraray Co. Ltd.	2,700	25,381
Kureha Corp.	300	20,451
Kurita Water Industries Ltd.	600	28,141
Kusuri no Aoki Holdings Co. Ltd.	200	14,020
KYB Corp.	300	8,469
Kyocera Corp.	400	24,867
Kyokuto Kaihatsu Kogyo Co. Ltd.	400	6,003
Kyokuyo Co. Ltd.	200	5,479
Kyowa Exeo Corp.	700	17,566
Kyowa Kirin Co. Ltd.	1,500	49,081
Kyudenko Corp.	300	10,787
Kyushu Electric Power Co., Inc.	2,500	19,097
Kyushu Financial Group, Inc.	2,500	9,698
Kyushu Railway Co.(2)	300	6,789
Lasertec Corp.	200	43,502
Lawson, Inc.	300	14,429
LEC, Inc.	400	4,021
Life Corp.	200	7,900
Lintec Corp.	200	4,529
Lion Corp.	600	10,210
Lixil Corp.	1,400	40,742
M&A Capital Partners Co. Ltd.(2)	100	4,851
M3, Inc.	800	53,654
Mabuchi Motor Co. Ltd.	100	3,497
Macnica Fuji Electronics Holdings, Inc.	400	9,622
Maeda Corp.	1,800	13,252
Maeda Kosen Co. Ltd.	100	2,997
Maeda Road Construction Co. Ltd.	300	5,034
Makino Milling Machine Co. Ltd.	100	3,723
Makita Corp.	800	45,957
Mani, Inc.	200	3,954
Marubeni Corp.	5,800	46,147
Marudai Food Co. Ltd.	200	3,232
Maruha Nichiro Corp.	400	9,231
Marui Group Co. Ltd.	1,100	19,568
Maruichi Steel Tube Ltd.	200	4,917
110

Avantis International Equity Fund
	Shares	Value
Maruwa Co. Ltd.	100	$9,656
Maruwa Unyu Kikan Co. Ltd.	400	5,296
Maruzen Showa Unyu Co. Ltd.	200	6,182
Matsumotokiyoshi Holdings Co. Ltd.	100	4,625
Maxell Holdings Ltd.(2)	700	8,229
Mazda Motor Corp.(2)	1,800	15,625
McDonald's Holdings Co. Japan Ltd.	300	14,310
MCJ Co. Ltd.	900	10,028
Mebuki Financial Group, Inc.	7,000	15,644
Medipal Holdings Corp.	1,500	28,674
MedPeer, Inc.(2)	200	7,722
Megachips Corp.	200	6,107
Megmilk Snow Brand Co. Ltd.	400	8,384
Meidensha Corp.	400	8,929
MEIJI Holdings Co. Ltd.	200	12,300
Meiko Electronics Co. Ltd.	400	10,012
Meisei Industrial Co. Ltd.	200	1,358
Meitec Corp.	200	11,654
Melco Holdings, Inc.	200	9,438
Menicon Co. Ltd.	100	8,194
Mercari, Inc.(2)	300	14,803
METAWATER Co. Ltd.	200	3,455
Micronics Japan Co. Ltd.	100	1,307
Mie Kotsu Group Holdings, Inc.	200	910
Milbon Co. Ltd.	100	6,214
Mimasu Semiconductor Industry Co. Ltd.	100	2,126
MINEBEA MITSUMI, Inc.	1,600	41,133
Ministop Co. Ltd.	100	1,291
Mirait Holdings Corp.	1,000	19,893
Miroku Jyoho Service Co. Ltd.	200	2,992
MISUMI Group, Inc.	600	23,801
Mitsuba Corp.(2)	200	1,196
Mitsubishi Chemical Holdings Corp.	5,200	45,656
Mitsubishi Corp.	2,600	78,240
Mitsubishi Electric Corp.	4,000	54,684
Mitsubishi Estate Co. Ltd.	4,300	67,322
Mitsubishi Gas Chemical Co., Inc.	700	13,190
Mitsubishi HC Capital, Inc.	4,830	25,865
Mitsubishi Heavy Industries Ltd.	1,800	47,554
Mitsubishi Kakoki Kaisha Ltd.	200	4,456
Mitsubishi Logisnext Co. Ltd.	400	3,511
Mitsubishi Logistics Corp.	200	5,693
Mitsubishi Materials Corp.	1,000	20,499
Mitsubishi Motors Corp.(2)	600	1,531
Mitsubishi UFJ Financial Group, Inc., ADR(1)	31,580	172,111
Mitsuboshi Belting Ltd.	100	1,828
Mitsui & Co. Ltd.	3,100	68,372
Mitsui Chemicals, Inc.	1,100	37,975
Mitsui DM Sugar Holdings Co. Ltd.	100	1,759
Mitsui E&S Holdings Co. Ltd.(2)	200	838
Mitsui Fudosan Co. Ltd.	2,500	57,370
111

Avantis International Equity Fund
	Shares	Value
Mitsui High-Tec, Inc.	300	$17,205
Mitsui Matsushima Holdings Co. Ltd.	100	1,197
Mitsui Mining & Smelting Co. Ltd.	700	21,231
Mitsui OSK Lines Ltd.	1,000	77,077
Mitsui-Soko Holdings Co. Ltd.	300	7,302
Mitsuuroko Group Holdings Co. Ltd.	400	4,716
Miura Co. Ltd.	200	8,979
Mixi, Inc.	300	6,890
Mizuho Financial Group, Inc., ADR(1)	40,914	113,741
Mizuho Leasing Co. Ltd.	300	9,584
Mizuno Corp.	100	2,376
Mochida Pharmaceutical Co. Ltd.	100	3,330
Modec, Inc.	100	1,474
Monex Group, Inc.	2,000	10,641
MonotaRO Co. Ltd.	800	17,730
Morinaga & Co. Ltd.	200	7,014
Morinaga Milk Industry Co. Ltd.	300	18,930
Moriroku Holdings Co. Ltd.	400	7,704
Morita Holdings Corp.	600	8,428
MrMax Holdings Ltd.	400	2,297
MS&AD Insurance Group Holdings, Inc.	1,400	45,316
Murata Manufacturing Co. Ltd.	1,200	98,925
Musashi Seimitsu Industry Co. Ltd.	600	10,567
Musashino Bank Ltd. (The)	400	6,536
Nabtesco Corp.	300	11,864
Nachi-Fujikoshi Corp.	200	7,815
Nagaileben Co. Ltd.	200	4,642
Nagase & Co. Ltd.	1,100	18,143
Nagoya Railroad Co. Ltd.(2)	500	8,791
Nankai Electric Railway Co. Ltd.	600	12,876
Nanto Bank Ltd. (The)	100	1,829
NEC Corp.	1,200	62,980
NEC Networks & System Integration Corp.	800	15,250
NET One Systems Co. Ltd.	600	19,009
Nexon Co. Ltd.	1,200	21,886
Nextage Co. Ltd.	900	17,891
NGK Insulators Ltd.	1,500	24,868
NGK Spark Plug Co. Ltd.	1,200	18,445
NH Foods Ltd.	600	23,282
NHK Spring Co. Ltd.	1,000	7,173
Nichi-iko Pharmaceutical Co. Ltd.	400	3,095
Nichias Corp.	400	10,609
Nichicon Corp.	100	992
Nichiha Corp.	300	8,827
Nichirei Corp.	800	20,397
Nichireki Co. Ltd.	100	1,169
Nidec Corp.	423	48,319
Nifco, Inc.	800	25,262
Nihon Dempa Kogyo Co. Ltd.(2)	200	1,594
Nihon Flush Co. Ltd.	400	4,607
Nihon House Holdings Co. Ltd.	300	1,155
112

Avantis International Equity Fund
	Shares	Value
Nihon Kohden Corp.	200	$6,712
Nihon M&A Center, Inc.	1,000	29,820
Nihon Nohyaku Co. Ltd.	200	988
Nihon Parkerizing Co. Ltd.	100	1,044
Nihon Plast Co. Ltd.	200	1,148
Nihon Unisys Ltd.	600	16,304
Nikkon Holdings Co. Ltd.	500	10,435
Nikon Corp.	600	6,306
Nintendo Co. Ltd.	300	144,132
Nippn Corp.	700	10,287
Nippo Corp.	500	14,692
Nippon Carbon Co. Ltd.	100	3,769
Nippon Commercial Development Co. Ltd.	300	4,607
Nippon Denko Co. Ltd.	2,400	7,145
Nippon Densetsu Kogyo Co. Ltd.	100	1,692
Nippon Electric Glass Co. Ltd.	800	17,070
Nippon Express Co. Ltd.	500	33,998
Nippon Gas Co. Ltd.	600	8,517
Nippon Kayaku Co. Ltd.	700	7,745
Nippon Koei Co. Ltd.	200	5,634
Nippon Light Metal Holdings Co. Ltd.	560	9,817
Nippon Paint Holdings Co. Ltd.	500	6,210
Nippon Paper Industries Co. Ltd.	900	10,014
Nippon Parking Development Co. Ltd.	3,300	5,005
Nippon Road Co. Ltd. (The)	200	15,099
Nippon Sanso Holdings Corp.	100	2,423
Nippon Seiki Co. Ltd.	400	4,459
Nippon Sheet Glass Co. Ltd.(2)	1,300	6,734
Nippon Shokubai Co. Ltd.	200	10,601
Nippon Signal Co. Ltd.	100	842
Nippon Soda Co. Ltd.	100	3,198
Nippon Steel Corp.	3,900	79,709
Nippon Steel Trading Corp.	200	9,137
Nippon Suisan Kaisha Ltd.	2,800	15,432
Nippon Telegraph & Telephone Corp.	3,300	87,921
Nippon Yakin Kogyo Co. Ltd.	200	4,889
Nippon Yusen KK	1,400	112,581
Nipro Corp.	1,300	15,121
Nishi-Nippon Financial Holdings, Inc.	900	5,680
Nishi-Nippon Railroad Co. Ltd.	100	2,470
Nishimatsu Construction Co. Ltd.	300	9,453
Nishimatsuya Chain Co. Ltd.	800	9,614
Nishio Rent All Co. Ltd.	300	7,958
Nissan Chemical Corp.	400	22,427
Nissan Motor Co. Ltd.(2)	10,800	56,658
Nissei ASB Machine Co. Ltd.	200	7,689
Nissha Co. Ltd.	700	11,299
Nisshin Group Holdings Co. Ltd.	200	913
Nisshin Oillio Group Ltd. (The)	300	8,342
Nisshin Seifun Group, Inc.	400	6,568
Nisshinbo Holdings, Inc.	1,400	11,618
113

Avantis International Equity Fund
	Shares	Value
Nissin Electric Co. Ltd.	500	$5,679
Nissin Foods Holdings Co. Ltd.	300	23,355
Nitori Holdings Co. Ltd.	200	37,421
Nittetsu Mining Co. Ltd.	200	12,118
Nitto Denko Corp.	800	60,689
Nitto Kogyo Corp.	400	6,295
Nittoc Construction Co. Ltd.	200	1,315
Nittoku Co. Ltd.	200	7,009
Noevir Holdings Co. Ltd.	100	5,307
NOF Corp.	200	11,062
Nojima Corp.	500	12,310
NOK Corp.	1,200	14,716
Nomura Co. Ltd.	100	820
Nomura Micro Science Co. Ltd.	200	8,806
Noritake Co. Ltd./Nagoya Japan	100	3,859
Noritsu Koki Co. Ltd.	300	6,488
Noritz Corp.	300	5,168
North Pacific Bank Ltd.	3,000	6,919
NS Solutions Corp.	200	6,774
NS United Kaiun Kaisha Ltd.	400	13,269
NSK Ltd.	2,500	17,540
NTN Corp.(2)	4,600	10,523
NTT Data Corp.	2,300	41,393
Obara Group, Inc.	200	7,037
Obayashi Corp.	3,500	28,799
Obic Co. Ltd.	100	18,987
Odakyu Electric Railway Co. Ltd.	700	16,310
Ogaki Kyoritsu Bank Ltd. (The)	400	7,106
Oiles Corp.	400	5,900
Oisix ra daichi, Inc.(2)	300	10,152
Oji Holdings Corp.	6,600	34,550
Okamoto Machine Tool Works Ltd.	200	9,518
Okamura Corp.	400	6,153
Okasan Securities Group, Inc.	1,000	3,707
Oki Electric Industry Co. Ltd.	1,000	8,971
Okinawa Electric Power Co., Inc. (The)	315	4,094
Okumura Corp.	500	13,710
Okura Industrial Co. Ltd.	400	8,201
Okuwa Co. Ltd.	100	1,010
Olympus Corp.	2,700	56,734
Omron Corp.	200	18,845
Ono Pharmaceutical Co. Ltd.	800	19,208
Onward Holdings Co. Ltd.	1,000	2,625
Open House Co. Ltd.	600	29,145
Optim Corp.(2)	200	4,046
Optorun Co. Ltd.	100	2,054
Oracle Corp. (Tokyo)	100	8,207
Organo Corp.	100	5,773
Orient Corp.	3,800	5,176
Oriental Land Co. Ltd.	200	30,259
Oriental Shiraishi Corp.(2)	1,400	3,483
114

Avantis International Equity Fund
	Shares	Value
ORIX Corp., ADR(1)	1,391	$130,323
Osaka Gas Co. Ltd.	800	14,996
Osaka Organic Chemical Industry Ltd.	200	7,038
Osaka Soda Co. Ltd.	200	4,847
OSG Corp.	100	1,795
Otsuka Corp.	400	20,707
Otsuka Holdings Co. Ltd.	800	34,044
Outsourcing, Inc.	1,100	18,752
Pacific Industrial Co. Ltd.	700	7,992
Pack Corp. (The)	100	2,673
PAL GROUP Holdings Co. Ltd.	600	9,123
PALTAC Corp.	200	8,705
Pan Pacific International Holdings Corp.	1,400	26,633
Panasonic Corp.	4,200	50,211
Paramount Bed Holdings Co. Ltd.	400	7,727
Park24 Co. Ltd.(2)	500	9,645
Pasona Group, Inc.	400	9,687
Penta-Ocean Construction Co. Ltd.	3,000	19,041
PeptiDream, Inc.(2)	300	10,571
Persol Holdings Co. Ltd.	600	14,007
Pharma Foods International Co. Ltd.	300	8,158
Pigeon Corp.	300	8,690
Pilot Corp.	300	11,547
Piolax, Inc.	100	1,386
Plenus Co. Ltd.	200	3,664
Pola Orbis Holdings, Inc.	300	6,545
Poletowin Pitcrew Holdings, Inc.	100	998
Premium Group Co. Ltd.	200	6,249
Press Kogyo Co. Ltd.	300	943
Prestige International, Inc.	600	4,108
Prima Meat Packers Ltd.	200	5,418
PS Mitsubishi Construction Co. Ltd.	200	1,178
Raccoon Holdings, Inc.	300	6,163
Raito Kogyo Co. Ltd.	500	8,734
Raiznext Corp.	700	7,047
Rakuten Group, Inc.	2,100	21,966
Recruit Holdings Co. Ltd.	1,900	111,876
Relia, Inc.	500	5,417
Relo Group, Inc.	700	15,652
Renesas Electronics Corp.(2)	1,700	18,203
Rengo Co. Ltd.	1,700	13,858
Resona Holdings, Inc.	12,984	50,211
Resorttrust, Inc.	800	13,840
Ricoh Co. Ltd.	5,500	55,964
Ricoh Leasing Co. Ltd.	200	6,634
Riken Vitamin Co. Ltd.	500	8,282
Rinnai Corp.	100	10,750
Riso Kyoiku Co. Ltd.	1,600	5,796
Rohm Co. Ltd.	200	19,227
Rohto Pharmaceutical Co. Ltd.	300	9,429
Roland DG Corp.	300	7,793
115

Avantis International Equity Fund
	Shares	Value
Rorze Corp.	100	$7,863
RS Technologies Co. Ltd.	200	11,326
Ryobi Ltd.	100	1,183
Ryohin Keikaku Co. Ltd.	500	10,706
Ryosan Co. Ltd.	200	4,047
S Foods, Inc.	200	5,761
S-Pool, Inc.	200	1,739
Saizeriya Co. Ltd.	200	4,538
Sakai Moving Service Co. Ltd.	100	4,416
Sakata INX Corp.	900	9,332
Sakata Seed Corp.	200	6,538
Sakura Internet, Inc.	200	1,134
Sala Corp.	200	1,101
San-A Co. Ltd.	100	3,679
San-Ai Oil Co. Ltd.	700	8,727
San-In Godo Bank Ltd. (The)	800	4,164
Sanei Architecture Planning Co. Ltd.	100	1,709
Sangetsu Corp.	300	4,386
Sanken Electric Co. Ltd.(2)	200	9,842
Sanki Engineering Co. Ltd.	100	1,358
Sankyo Co. Ltd.	200	5,093
Sankyo Tateyama, Inc.	100	684
Sankyu, Inc.	500	23,268
Sanoh Industrial Co. Ltd.	100	1,017
Santen Pharmaceutical Co. Ltd.	1,700	25,419
Sanwa Holdings Corp.	1,700	22,577
Sanyo Chemical Industries Ltd.	100	5,347
Sanyo Denki Co. Ltd.	200	13,044
Sapporo Holdings Ltd.	600	12,945
Sato Holdings Corp.	500	12,238
Sawada Holdings Co. Ltd.	200	1,823
Sawai Group Holdings Co. Ltd.	300	13,558
SB Technology Corp.	200	5,659
SBI Holdings, Inc.	1,900	46,031
SBS Holdings, Inc.	400	14,379
SCREEN Holdings Co. Ltd.	300	25,616
SCSK Corp.	300	18,938
Secom Co. Ltd.	500	37,916
Sega Sammy Holdings, Inc.	500	6,744
Seibu Holdings, Inc.(2)	500	6,020
Seikitokyu Kogyo Co. Ltd.	200	1,530
Seiko Epson Corp.	2,400	44,699
Seiko Holdings Corp.	100	1,985
Seino Holdings Co. Ltd.	900	11,085
Seiren Co. Ltd.	400	6,952
Sekisui Chemical Co. Ltd.	1,100	18,826
Sekisui House Ltd.	2,500	49,808
Sekisui Jushi Corp.	100	1,986
Senko Group Holdings Co. Ltd.	700	6,153
Senshu Electric Co. Ltd.	200	7,861
Senshu Ikeda Holdings, Inc.	2,000	3,051
116

Avantis International Equity Fund
	Shares	Value
Septeni Holdings Co. Ltd.	1,000	$3,683
Seria Co. Ltd.	300	10,947
Seven & i Holdings Co. Ltd.	3,100	135,273
Seven Bank Ltd.	2,400	5,474
SG Holdings Co. Ltd.	1,500	40,721
Sharp Corp.	2,100	27,701
Shibaura Machine Co. Ltd.	200	4,770
Shibuya Corp.	100	2,832
SHIFT, Inc.(2)	100	22,798
Shiga Bank Ltd. (The)	300	5,123
Shikoku Bank Ltd. (The)	200	1,325
Shikoku Chemicals Corp.	100	1,252
Shikoku Electric Power Co., Inc.	900	6,311
Shimadzu Corp.	600	26,884
Shimamura Co. Ltd.	100	8,814
Shimano, Inc.	100	29,346
Shimizu Corp.	1,300	9,329
Shin Nippon Air Technologies Co. Ltd.	200	4,319
Shin-Etsu Chemical Co. Ltd.	500	82,584
Shin-Etsu Polymer Co. Ltd.	200	1,760
Shinmaywa Industries Ltd.	500	4,177
Shinnihon Corp.	200	1,566
Shinoken Group Co. Ltd.	100	1,012
Shinsei Bank Ltd.	1,000	12,398
Shionogi & Co. Ltd.	600	37,698
Ship Healthcare Holdings, Inc.	1,000	25,406
Shiseido Co. Ltd.	1,000	66,279
Shizuoka Bank Ltd. (The)	2,400	18,801
Shoei Co. Ltd.	200	8,777
Showa Denko KK	400	8,889
Showa Sangyo Co. Ltd.	200	5,121
Siix Corp.	300	3,490
Sinanen Holdings Co. Ltd.	200	6,351
Sinfonia Technology Co. Ltd.	300	3,256
Sinko Industries Ltd.	200	3,969
Sintokogio Ltd.	200	1,415
SKY Perfect JSAT Holdings, Inc.	1,200	4,449
Skylark Holdings Co. Ltd.(2)	500	7,175
SMC Corp.	53	33,912
SMS Co. Ltd.	300	10,605
Snow Peak, Inc.	200	10,168
Sodick Co. Ltd.	200	1,626
Softbank Corp.	5,500	73,606
SoftBank Group Corp.	1,700	95,801
Sohgo Security Services Co. Ltd.	300	13,590
Sojitz Corp.	3,000	8,808
Solasto Corp.	100	1,371
Sompo Holdings, Inc.	1,500	65,937
Sony Group Corp., ADR	3,333	344,832
Sotetsu Holdings, Inc.	600	12,051
Square Enix Holdings Co. Ltd.	400	23,254
117

Avantis International Equity Fund
	Shares	Value
St. Marc Holdings Co. Ltd.	300	$4,109
Stanley Electric Co. Ltd.	500	12,478
Star Micronics Co. Ltd.	500	7,147
Starts Corp., Inc.	400	10,395
Starzen Co. Ltd.	200	4,071
Stella Chemifa Corp.	200	5,175
Strike Co. Ltd.	100	3,698
Subaru Corp.	3,900	72,180
Sugi Holdings Co. Ltd.	200	15,399
SUMCO Corp.	2,100	44,211
Sumida Corp.	700	8,334
Sumitomo Chemical Co. Ltd.	10,900	55,259
Sumitomo Corp.	4,000	56,371
Sumitomo Dainippon Pharma Co., Ltd.	800	14,360
Sumitomo Densetsu Co. Ltd.	100	2,002
Sumitomo Electric Industries Ltd.	3,700	49,416
Sumitomo Forestry Co. Ltd.	1,100	21,465
Sumitomo Heavy Industries Ltd.	700	18,312
Sumitomo Metal Mining Co. Ltd.	900	34,489
Sumitomo Mitsui Construction Co. Ltd.	300	1,302
Sumitomo Mitsui Financial Group, Inc., ADR	19,066	131,555
Sumitomo Mitsui Trust Holdings, Inc.	1,800	58,794
Sumitomo Osaka Cement Co. Ltd.	300	8,143
Sumitomo Realty & Development Co. Ltd.	1,500	48,427
Sumitomo Riko Co. Ltd.	200	1,272
Sumitomo Rubber Industries Ltd.	1,400	16,771
Sumitomo Seika Chemicals Co. Ltd.	200	6,402
Sumitomo Warehouse Co. Ltd. (The)	500	8,126
Sun Frontier Fudousan Co. Ltd.	500	5,188
Sundrug Co. Ltd.	300	9,929
Suntory Beverage & Food Ltd.	500	20,042
Suruga Bank Ltd.	1,300	4,273
Suzuken Co. Ltd.	200	5,944
Suzuki Motor Corp.	1,400	60,495
SWCC Showa Holdings Co. Ltd.	200	4,160
Sysmex Corp.	400	45,459
Systena Corp.	500	10,154
T Hasegawa Co. Ltd.	200	5,072
T&D Holdings, Inc.	2,700	32,861
T-Gaia Corp.	100	1,787
Tadano Ltd.	200	2,176
Taihei Dengyo Kaisha Ltd.	100	2,447
Taiheiyo Cement Corp.	1,000	22,903
Taikisha Ltd.	200	6,432
Taiko Pharmaceutical Co. Ltd.	600	5,020
Taisei Corp.	700	21,900
Taisho Pharmaceutical Holdings Co. Ltd.	100	5,833
Taiyo Holdings Co. Ltd.	100	5,421
Taiyo Yuden Co. Ltd.	900	50,875
Takamatsu Construction Group Co. Ltd.	100	1,892
Takara Bio, Inc.	300	8,672
118

Avantis International Equity Fund
	Shares	Value
Takara Holdings, Inc.	900	$11,664
Takara Leben Co. Ltd.	1,500	4,363
Takara Standard Co. Ltd.	100	1,509
Takasago International Corp.	400	10,515
Takashimaya Co. Ltd.	1,900	18,942
Takeda Pharmaceutical Co. Ltd., ADR(1)	3,998	66,327
Takeei Corp.	700	10,644
Takeuchi Manufacturing Co. Ltd.	400	9,629
Takuma Co. Ltd.	500	7,535
Tama Home Co. Ltd.	500	11,215
Tamron Co. Ltd.	200	4,790
Tamura Corp.	200	1,344
Tanseisha Co. Ltd.	800	6,375
Tatsuta Electric Wire and Cable Co. Ltd.	200	960
TDK Corp.	600	62,887
TechMatrix Corp.	400	7,172
TechnoPro Holdings, Inc.	300	8,030
Teijin Ltd.	1,400	20,136
Teikoku Electric Manufacturing Co. Ltd.	400	4,745
Teikoku Sen-I Co. Ltd.	200	3,625
Terumo Corp.	800	33,385
THK Co. Ltd.	500	11,576
TIS, Inc.	900	25,407
TKC Corp.	200	6,839
Toa Corp. (Tokyo)	300	6,278
Toagosei Co. Ltd.	700	7,998
Tobu Railway Co. Ltd.	300	7,821
TOC Co. Ltd.	200	1,182
Tocalo Co. Ltd.	600	7,271
Toda Corp.	1,300	9,490
Toho Bank Ltd. (The)	500	981
Toho Co. Ltd.	300	12,997
Toho Gas Co. Ltd.	100	4,662
Toho Holdings Co. Ltd.	300	5,207
Toho Titanium Co. Ltd.	600	6,220
Toho Zinc Co. Ltd.	200	3,689
Tohoku Electric Power Co., Inc.	2,400	18,372
Tokai Carbon Co. Ltd.	1,600	21,216
Tokai Corp/Gifu	200	4,290
TOKAI Holdings Corp.	900	7,498
Tokai Rika Co. Ltd.	500	7,274
Tokai Tokyo Financial Holdings, Inc.	1,400	5,060
Token Corp.	100	9,520
Tokio Marine Holdings, Inc.	1,600	78,287
Tokushu Tokai Paper Co. Ltd.	100	4,067
Tokuyama Corp.	500	9,984
Tokyo Century Corp.	300	17,155
Tokyo Electric Power Co. Holdings, Inc.(2)	6,500	17,073
Tokyo Electron Ltd.	200	85,669
Tokyo Gas Co. Ltd.	400	7,689
Tokyo Ohka Kogyo Co. Ltd.	300	18,774
119

Avantis International Equity Fund
	Shares	Value
Tokyo Seimitsu Co. Ltd.	200	$8,736
Tokyo Steel Manufacturing Co. Ltd.	900	9,721
Tokyo Tatemono Co. Ltd.	1,400	21,460
Tokyotokeiba Co. Ltd.	200	7,664
Tokyu Construction Co. Ltd.	200	1,363
Tokyu Corp.	1,500	20,626
Tokyu Fudosan Holdings Corp.	5,600	32,399
TOMONY Holdings, Inc.	1,400	4,106
Tomy Co. Ltd.	1,400	13,732
Toppan Forms Co. Ltd.	100	937
Toppan, Inc.	1,500	25,751
Topre Corp.	500	6,086
Toray Industries, Inc.	8,700	58,662
Toridoll Holdings Corp.	200	4,222
Torii Pharmaceutical Co. Ltd.	100	2,642
Tosei Corp.	500	5,279
Toshiba Corp.	300	13,012
Toshiba TEC Corp.	200	8,556
Tosoh Corp.	1,800	32,671
Totetsu Kogyo Co. Ltd.	300	6,698
TOTO Ltd.	500	27,212
Towa Bank Ltd. (The)	200	910
Towa Corp.	500	12,345
Towa Pharmaceutical Co. Ltd.	100	2,681
Toyo Construction Co. Ltd.	700	3,583
Toyo Engineering Corp.(2)	1,000	8,083
Toyo Gosei Co. Ltd.	100	13,766
Toyo Ink SC Holdings Co. Ltd.	200	3,676
Toyo Kanetsu KK	200	4,512
Toyo Seikan Group Holdings Ltd.	1,000	13,923
Toyo Suisan Kaisha Ltd.	200	8,289
Toyo Tire Corp.	900	15,987
Toyobo Co. Ltd.	900	11,146
Toyoda Gosei Co. Ltd.	500	10,633
Toyota Boshoku Corp.	600	11,282
Toyota Industries Corp.	600	50,658
Toyota Motor Corp., ADR(1)	1,397	243,399
Toyota Tsusho Corp.	400	17,687
TPR Co. Ltd.	200	2,700
Trancom Co. Ltd.	100	7,593
Transcosmos, Inc.	200	6,246
Trend Micro, Inc.	800	43,823
Tri Chemical Laboratories, Inc.	400	12,706
TS Tech Co. Ltd.	600	8,127
Tsubakimoto Chain Co.	400	12,330
Tsugami Corp.	500	7,093
Tsukishima Kikai Co. Ltd.	500	5,253
Tsumura & Co.	200	6,877
Tsuruha Holdings, Inc.	200	25,111
UACJ Corp.(2)	500	12,407
Ube Industries Ltd.	900	18,160
120

Avantis International Equity Fund
	Shares	Value
Uchida Yoko Co. Ltd.	200	$9,458
Ulvac, Inc.	200	10,773
Unicharm Corp.	700	31,208
Unipres Corp.	100	829
United Super Markets Holdings, Inc.	900	8,946
Universal Entertainment Corp.(2)	100	2,212
Ushio, Inc.	500	9,034
USS Co. Ltd.	400	6,609
UT Group Co. Ltd.	200	5,481
V Technology Co. Ltd.	200	8,227
Valor Holdings Co. Ltd.	300	6,698
Valqua Ltd.	400	7,762
ValueCommerce Co. Ltd.	200	8,170
Vital KSK Holdings, Inc.	400	2,954
VT Holdings Co. Ltd.	300	1,468
Wacoal Holdings Corp.	200	4,203
Wacom Co. Ltd.	1,800	11,720
Wakita & Co. Ltd.	600	5,526
Welcia Holdings Co. Ltd.	400	14,106
West Japan Railway Co.	400	21,847
Wowow, Inc.	200	4,346
Xebio Holdings Co. Ltd.	800	8,026
Yahagi Construction Co. Ltd.	400	2,667
Yakult Honsha Co. Ltd.	200	11,532
YAKUODO Holdings Co. Ltd.	200	4,517
YAMABIKO Corp.	500	5,749
Yamada Holdings Co. Ltd.	1,700	7,293
Yamaguchi Financial Group, Inc.	1,300	7,581
Yamaha Corp.	500	29,481
Yamaha Motor Co. Ltd.	2,300	58,516
Yamaichi Electronics Co. Ltd.	100	1,501
Yamato Corp.	200	1,396
Yamato Holdings Co. Ltd.	900	22,881
Yamato Kogyo Co. Ltd.	200	7,553
Yamazaki Baking Co. Ltd.	700	11,479
Yamazen Corp.	200	1,990
Yaoko Co. Ltd.	200	12,977
Yaskawa Electric Corp.	500	24,405
Yellow Hat Ltd.	500	8,848
Yodogawa Steel Works Ltd.	200	4,513
Yokogawa Bridge Holdings Corp.	500	10,172
Yokogawa Electric Corp.	1,200	18,772
Yokohama Reito Co. Ltd.	700	5,714
Yokohama Rubber Co. Ltd. (The)	1,500	25,585
Yokowo Co. Ltd.	200	4,840
Yorozu Corp.	100	1,082
Yotai Refractories Co. Ltd.	200	2,316
Yuasa Trading Co. Ltd.	100	2,700
Yurtec Corp.	200	1,262
Z Holdings Corp.	7,600	49,417
Zenkoku Hosho Co. Ltd.	500	23,784
121

Avantis International Equity Fund
	Shares	Value
Zensho Holdings Co. Ltd.	600	$14,856
Zeon Corp.	200	2,651
ZERIA Pharmaceutical Co. Ltd.	200	3,930
ZOZO, Inc.	400	15,254
		16,402,835
Netherlands — 3.9%
Aalberts NV	850	53,079
ABN AMRO Bank NV, CVA(2)	3,400	47,368
Accell Group NV(2)	376	17,932
Adyen NV(2)	65	210,085
Aegon NV(1)	15,894	77,881
AerCap Holdings NV(2)	1,367	73,722
Akzo Nobel NV	886	109,190
AMG Advanced Metallurgical Group NV	381	13,480
Arcadis NV	530	26,243
ASM International NV	183	71,003
ASML Holding NV, NY Shares	845	703,919
ASR Nederland NV	1,455	66,486
B&S Group Sarl	176	1,818
Basic-Fit NV(1)(2)	704	32,877
BE Semiconductor Industries NV	577	52,505
Boskalis Westminster	945	31,108
Coca-Cola Europacific Partners plc	1,390	80,259
Corbion NV	582	31,320
Flow Traders	404	16,464
ForFarmers NV	632	3,321
Fugro NV(2)	932	9,244
Heijmans NV, CVA	462	6,635
Heineken Holding NV	62	5,751
Heineken NV	371	40,633
IMCD NV	81	15,955
ING Groep NV, ADR(1)	17,995	247,971
InPost SA(2)	415	8,115
Just Eat Takeaway.com NV(2)	258	23,377
Kendrion NV	45	1,281
Koninklijke Ahold Delhaize NV	6,641	224,050
Koninklijke BAM Groep NV(2)	6,219	20,543
Koninklijke DSM NV	759	161,589
Koninklijke KPN NV	29,204	93,551
Koninklijke Philips NV	1,795	82,803
Koninklijke Vopak NV	513	22,218
Nedap N.V.	19	1,364
NN Group NV	2,052	106,443
OCI NV(2)	955	23,289
Pharming Group NV(1)(2)	6,312	6,788
PostNL NV	7,561	39,566
Prosus NV(2)	468	41,425
Randstad NV	242	17,822
SBM Offshore NV	1,193	21,712
SIF Holding NV	255	4,874
Signify NV	428	23,978
122

Avantis International Equity Fund
	Shares	Value
Sligro Food Group NV(2)	298	$8,406
TKH Group NV, CVA	493	30,213
TomTom NV(2)	753	6,028
Van Lanschot Kempen NV	419	12,113
Wolters Kluwer NV	401	46,115
		3,073,912
New Zealand — 0.3%
a2 Milk Co. Ltd. (The)(1)(2)	1,826	7,773
Air New Zealand Ltd.(2)	4,184	4,453
Arvida Group Ltd.	960	1,407
Auckland International Airport Ltd.(2)	3,613	18,356
Chorus Ltd.	2,721	13,474
Contact Energy Ltd.	1,579	9,063
Fisher & Paykel Healthcare Corp. Ltd.	718	16,757
Fletcher Building Ltd.	5,977	31,534
Genesis Energy Ltd.	552	1,319
Hallenstein Glasson Holdings Ltd.	237	1,213
Infratil Ltd.	2,076	10,943
Kathmandu Holdings Ltd.	4,584	4,392
Mercury NZ Ltd.	1,963	9,203
Meridian Energy Ltd.	2,645	9,769
NZX Ltd.	2,074	2,688
Oceania Healthcare Ltd.	10,328	11,448
Pushpay Holdings Ltd.(1)(2)	6,208	7,750
Ryman Healthcare Ltd.	830	9,064
Sanford Ltd.(2)	585	1,830
Scales Corp. Ltd.	162	572
SKYCITY Entertainment Group Ltd.(2)	4,175	9,581
Spark New Zealand Ltd.	7,379	25,337
Summerset Group Holdings Ltd.	1,675	17,847
Synlait Milk Ltd.(1)(2)	167	389
Z Energy Ltd.	5,301	13,103
		239,265
Norway — 0.8%
ABG Sundal Collier Holding ASA	7,195	7,699
Adevinta ASA(2)	508	10,224
Aker BP ASA	462	12,035
Atea ASA(2)	431	8,785
Austevoll Seafood ASA	108	1,387
Avance Gas Holding Ltd.	187	937
Bakkafrost P/F	34	2,988
Bank Norwegian ASA	1,247	14,746
Bonheur ASA	230	8,570
Borregaard ASA	682	17,838
Bouvet ASA	260	1,913
BW Energy Ltd.(2)	49	157
BW LPG Ltd.	1,378	7,337
BW Offshore Ltd.	1,603	4,976
Crayon Group Holding ASA(2)	407	7,814
DNB Bank ASA	1,959	41,348
DNO ASA(2)	6,539	5,930
123

Avantis International Equity Fund
	Shares	Value
Entra ASA	613	$13,883
Equinor ASA, ADR(1)	3,339	70,753
Europris ASA	1,242	8,776
Fjordkraft Holding ASA	637	3,940
Frontline Ltd.	857	6,188
Gjensidige Forsikring ASA	310	7,247
Golden Ocean Group Ltd.	1,164	13,224
Grieg Seafood ASA(2)	515	5,127
Kahoot! ASA(2)	1,016	6,908
Kitron ASA	2,712	5,970
Kongsberg Gruppen ASA	294	8,198
Leroy Seafood Group ASA	712	6,283
Mowi ASA	1,218	32,625
NEL ASA(1)(2)	2,746	4,510
Nordic Semiconductor ASA(2)	634	20,625
Norsk Hydro ASA	6,378	44,029
Odfjell Drilling Ltd.(2)	354	791
Orkla ASA	1,053	9,406
PGS ASA(2)	8,947	4,420
Protector Forsikring ASA	387	4,360
Salmar ASA	167	11,194
Sbanken ASA	858	10,042
Scatec ASA	510	10,535
Schibsted ASA, B Shares	235	10,919
Schibsted ASA, Class A	204	10,884
SpareBank 1 Nord Norge	924	9,305
Sparebank 1 Oestlandet	104	1,493
SpareBank 1 SMN	767	11,005
SpareBank 1 SR-Bank ASA	624	8,416
Sparebanken More	30	1,336
Sparebanken Vest	955	9,826
Stolt-Nielsen Ltd.	82	1,022
Storebrand ASA	2,239	19,880
Subsea 7 SA	1,267	9,639
Telenor ASA	952	16,678
TGS ASA	612	6,779
TOMRA Systems ASA	354	21,756
Veidekke ASA	669	8,589
Yara International ASA(1)	445	22,349
		633,594
Portugal — 0.2%
Banco Comercial Portugues SA, R Shares(1)(2)	47,877	7,406
CTT-Correios de Portugal SA	1,350	7,325
EDP - Energias de Portugal SA	7,330	40,238
Galp Energia SGPS SA	3,562	36,435
Jeronimo Martins SGPS SA	584	12,371
NOS SGPS SA	979	4,127
REN - Redes Energeticas Nacionais SGPS SA	6,650	19,477
Sonae SGPS SA	1,952	2,126
		129,505
124

Avantis International Equity Fund
	Shares	Value
Singapore — 1.1%
AEM Holdings Ltd.(1)	4,500	$13,834
CapitaLand Ltd.	15,400	45,691
Chip Eng Seng Corp. Ltd.	900	291
City Developments Ltd.	1,600	8,119
ComfortDelGro Corp. Ltd.	25,800	31,004
DBS Group Holdings Ltd.	4,952	109,801
Far East Orchard Ltd.	3,900	3,097
First Resources Ltd.	5,300	5,786
Frencken Group Ltd.	6,300	10,992
Fu Yu Corp. Ltd.	17,800	3,836
Golden Agri-Resources Ltd.	74,900	12,780
GuocoLand Ltd.	800	975
Hour Glass Ltd. (The)	1,700	1,803
Hutchison Port Holdings Trust, U Shares	74,900	15,294
Japfa Ltd.	10,400	5,490
Jardine Cycle & Carriage Ltd.	500	7,209
Keppel Corp. Ltd.	9,400	36,238
Keppel Infrastructure Trust	10,900	4,378
Mandarin Oriental International Ltd.(2)	3,400	7,027
NetLink NBN Trust	1,500	1,081
OUE Ltd.	1,000	1,033
Oversea-Chinese Banking Corp. Ltd.	12,124	102,598
QAF Ltd.	5,200	3,576
Raffles Medical Group Ltd.	9,500	9,959
SATS Ltd.(2)	2,200	6,642
Sea Ltd., ADR(2)	185	62,589
Sembcorp Industries Ltd.	8,900	12,740
Sembcorp Marine Ltd.(1)(2)	52,007	3,273
Sheng Siong Group Ltd.	5,700	6,403
Singapore Airlines Ltd.(2)	4,100	15,370
Singapore Exchange Ltd.	4,800	35,231
Singapore Post Ltd.	4,500	2,190
Singapore Press Holdings Ltd.	13,100	18,880
Singapore Technologies Engineering Ltd.	12,900	36,125
Singapore Telecommunications Ltd.	14,400	24,790
StarHub Ltd.	4,500	4,075
UMS Holdings Ltd.	5,900	7,611
United Overseas Bank Ltd.	2,700	51,114
UOL Group Ltd.	2,900	15,050
Venture Corp. Ltd.	1,100	15,635
Wilmar International Ltd.	7,100	21,804
Wing Tai Holdings Ltd.	4,300	5,816
Yangzijiang Shipbuilding Holdings Ltd.	32,800	39,942
Yanlord Land Group Ltd.	8,800	7,771
		834,943
Spain — 2.1%
Acciona SA	265	43,084
Acerinox SA	1,664	22,679
ACS Actividades de Construccion y Servicios SA	1,273	34,366
Aena SME SA(2)	182	29,097
125

Avantis International Equity Fund
	Shares	Value
Almirall SA	764	$12,977
Amadeus IT Group SA(2)	556	33,959
Applus Services SA	1,497	14,598
Atresmedia Corp. de Medios de Comunicacion SA(2)	1,279	5,601
Banco Bilbao Vizcaya Argentaria SA, ADR(2)	27,319	178,666
Banco de Sabadell SA(2)	47,077	33,561
Banco Santander SA, ADR(1)(2)	50,847	187,625
Bankinter SA	4,444	26,008
CaixaBank SA	21,361	66,357
Cellnex Telecom SA	751	51,405
Cia de Distribucion Integral Logista Holdings SA(1)	542	11,767
CIE Automotive SA	454	13,057
Construcciones y Auxiliar de Ferrocarriles SA(2)	289	12,402
Ebro Foods SA(1)	526	10,563
Enagas SA	1,589	36,170
Ence Energia y Celulosa SA(2)	1,443	4,303
Endesa SA	1,543	37,097
Ercros SA(2)	385	1,517
Faes Farma SA	2,832	11,065
Ferrovial SA	513	14,856
Fluidra SA	166	6,777
Fomento de Construcciones y Contratas SA	484	6,186
Gestamp Automocion SA(2)	1,752	8,149
Global Dominion Access SA	1,242	6,599
Grifols SA	808	19,753
Grupo Catalana Occidente SA	464	17,573
Iberdrola SA	11,002	136,331
Indra Sistemas SA(2)	424	4,574
Industria de Diseno Textil SA	2,325	79,425
Laboratorios Farmaceuticos Rovi SA	73	4,567
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	2,702	5,710
Mapfre SA	11,653	25,146
Mediaset Espana Comunicacion SA(2)	2,011	12,268
Melia Hotels International SA(2)	1,566	10,953
Miquel y Costas & Miquel SA	58	1,157
Naturgy Energy Group SA(1)	2,073	53,323
Neinor Homes SA(2)	540	7,706
Pharma Mar SA	128	11,028
Prosegur Cash SA(1)	3,818	3,689
Prosegur Cia de Seguridad SA	2,790	9,083
Red Electrica Corp. SA	1,955	38,990
Repsol SA	7,958	91,319
Sacyr SA	3,307	8,170
Siemens Gamesa Renewable Energy SA(2)	615	18,236
Solarpack Corp. Tecnologica SA(2)	199	6,176
Talgo SA(2)	319	1,739
Tecnicas Reunidas SA(1)(2)	508	4,888
Telefonica SA, ADR	13,542	67,033
Unicaja Banco SA	20,803	19,193
126

Avantis International Equity Fund
	Shares	Value
Viscofan SA	433	$30,586
Zardoya Otis SA	1,487	9,814
		1,618,921
Sweden — 3.9%
AAK AB	999	23,900
AcadeMedia AB	673	6,123
AddTech AB, B Shares(1)	1,286	26,995
AFRY AB	464	15,586
Alfa Laval AB	822	33,377
Alimak Group AB	274	4,845
Amasten Fastighets AB(2)	1,158	1,508
Ambea AB	451	3,456
Annehem Fastigheter AB, B Shares(2)	151	719
Arjo AB, B Shares	2,424	31,097
Assa Abloy AB, B Shares	1,730	55,361
Atlas Copco AB, A Shares	1,521	104,565
Atlas Copco AB, B Shares	846	48,993
Atrium Ljungberg AB, B Shares	56	1,379
Avanza Bank Holding AB	1,053	40,561
Axfood AB	660	17,460
Beijer Ref AB	1,152	26,443
Bilia AB, A Shares	790	15,874
BillerudKorsnas AB	1,065	23,343
BioArctic AB(2)	99	1,731
BioGaia AB, B Shares	118	6,909
Biotage AB	622	17,400
Boliden AB	1,788	62,425
Bonava AB, B Shares	824	8,756
Bravida Holding AB	855	13,582
Bure Equity AB	775	36,178
Byggmax Group AB	602	5,338
Castellum AB	997	29,069
Catena AB	162	10,470
Catena Media plc(1)(2)	1,233	6,416
Cibus Nordic Real Estate AB	262	6,827
Clas Ohlson AB, B Shares(1)(2)	579	6,890
Cloetta AB, B Shares	1,689	5,845
Coor Service Management Holding AB	784	7,954
Corem Property Group AB	4,128	12,281
Dios Fastigheter AB	1,235	14,555
Dometic Group AB	104	1,650
Electrolux AB, Series B	1,180	29,985
Electrolux Professional AB, B Shares(2)	395	3,088
Elekta AB, B Shares(1)	625	7,836
Embracer Group AB(2)	598	13,613
Eolus Vind AB, B Shares(1)	472	9,605
Epiroc AB, A Shares	2,631	57,735
Epiroc AB, B Shares	1,825	34,684
EQT AB	716	36,544
Essity AB, B Shares	2,321	74,499
Evolution AB	379	61,190
127

Avantis International Equity Fund
	Shares	Value
Fabege AB	797	$14,474
Fastighets AB Balder, B Shares(2)	263	18,822
Ferronordic AB	267	7,576
Fingerprint Cards AB, B Shares(2)	1,176	3,783
Fortnox AB	374	21,555
G5 Entertainment AB(1)	124	6,356
Getinge AB, B Shares	1,746	71,664
Granges AB	1,135	14,137
H & M Hennes & Mauritz AB, B Shares(2)	1,966	39,478
Hexagon AB, B Shares	4,158	72,103
Hexatronic Group AB	584	17,674
Hexpol AB	938	12,085
HMS Networks AB	126	6,589
Hoist Finance AB(2)	1,730	6,871
Holmen AB, B Shares	412	20,938
Hufvudstaden AB, A Shares	383	6,964
Husqvarna AB, B Shares	2,710	36,405
ICA Gruppen AB	408	20,298
Indutrade AB	951	31,432
Intrum AB	284	8,490
Investment AB Latour, B Shares	184	6,411
INVISIO AB	463	9,665
Inwido AB	628	12,317
JM AB	688	26,654
Karo Pharma AB(2)	252	1,562
KNOW IT AB	207	8,028
Kopparbergs Bryggeri AB, B Shares	454	8,938
Kungsleden AB	767	11,507
Lifco AB, B Shares	785	23,238
Lime Technologies AB(1)	93	4,312
Lindab International AB	778	21,962
Loomis AB	736	22,852
Lundin Energy AB	263	8,037
Maha Energy AB(1)(2)	2,600	3,581
Mekonomen AB(2)	513	9,645
Millicom International Cellular SA, SDR(2)	791	29,934
MIPS AB	195	21,741
Munters Group AB	204	1,878
Mycronic AB	537	16,585
NCC AB, B Shares	607	10,869
New Wave Group AB, B Shares(2)	566	8,936
Nibe Industrier AB, B Shares	4,052	56,478
Nobia AB	1,165	9,453
Nobina AB	994	9,119
Nolato AB, B Shares	2,030	23,477
Nordea Bank Abp	8,000	93,960
Nordic Entertainment Group AB, B Shares(2)	422	24,515
Nordic Waterproofing Holding AB	311	7,797
Nordnet AB publ	451	8,175
NP3 Fastigheter AB	89	2,289
Nyfosa AB	1,109	17,130
128

Avantis International Equity Fund
	Shares	Value
Pandox AB(2)	470	$7,797
Paradox Interactive AB	279	5,180
Peab AB, Class B	1,849	22,134
Proact IT Group AB	345	3,043
RaySearch Laboratories AB(1)(2)	89	730
Rejlers AB(2)	199	3,708
Resurs Holding AB	903	4,610
Saab AB, B Shares	285	8,507
Sagax AB, B Shares	273	10,183
Samhallsbyggnadsbolaget i Norden AB	2,935	16,748
Sandvik AB	3,212	81,967
SAS AB(2)	6,440	1,439
Scandi Standard AB	736	5,040
Scandic Hotels Group AB(1)(2)	200	785
Securitas AB, B Shares	1,129	18,781
Sinch AB(2)	660	14,838
Skandinaviska Enskilda Banken AB, A Shares	5,123	68,709
Skanska AB, B Shares	1,986	57,252
SKF AB, B Shares	2,033	51,922
SkiStar AB(2)	525	11,084
SolTech Energy Sweden AB(2)	1,074	3,039
Spotify Technology SA(2)	155	36,323
SSAB AB, A Shares(2)	1,528	8,342
SSAB AB, B Shares(2)	4,117	19,646
Stillfront Group AB(2)	1,580	10,533
Svenska Cellulosa AB SCA, B Shares	1,510	26,687
Svenska Handelsbanken AB, A Shares	5,552	62,386
Sweco AB, B Shares	168	2,947
Swedbank AB, A Shares	3,961	76,358
Swedish Orphan Biovitrum AB(2)	1,017	22,183
Tele2 AB, B Shares	267	4,008
Telefonaktiebolaget LM Ericsson, ADR	10,992	129,925
Telia Co. AB	6,210	26,699
Tethys Oil AB	639	3,761
Thule Group AB	297	16,226
Trelleborg AB, B Shares	1,551	37,760
Troax Group AB	287	11,814
Vitec Software Group AB, B Shares	386	22,329
Vitrolife AB	318	19,592
Volvo AB, A Shares	413	9,581
Volvo AB, B Shares	3,617	81,899
Wallenstam AB, B Shares	557	9,543
Wihlborgs Fastigheter AB	591	14,386
		3,073,803
Switzerland — 8.1%
ABB Ltd., ADR	2,007	74,239
Adecco Group AG	859	47,784
Alcon, Inc.	1,305	107,478
Allreal Holding AG	84	17,683
ALSO Holding AG(2)	84	27,036
Aluflexpack AG(2)	154	5,886
129

Avantis International Equity Fund
	Shares	Value
ams AG(2)	2,550	$51,881
APG SGA SA(2)	4	972
Arbonia AG	654	13,575
Aryzta AG(2)	998	1,393
Ascom Holding AG(2)	361	5,734
Autoneum Holding AG(2)	35	6,696
Bachem Holding AG, Class B	36	26,364
Baloise Holding AG	326	51,985
Banque Cantonale Vaudoise	176	14,924
Barry Callebaut AG	32	81,521
Belimo Holding AG	51	26,595
Bell Food Group AG	17	5,291
Bellevue Group AG	89	4,395
BKW AG	65	7,539
Bobst Group SA(2)	90	8,284
Bossard Holding AG, Class A	40	13,454
Bucher Industries AG	52	26,309
Burckhardt Compression Holding AG	42	16,599
Burkhalter Holding AG	46	3,323
Bystronic AG	14	19,685
Cembra Money Bank AG	180	13,157
Chocoladefabriken Lindt & Spruengli AG, Participation Ceritificate	5	58,821
Cie Financiere Richemont SA	1,939	214,010
Clariant AG(2)	1,128	23,739
Coltene Holding AG(2)	73	10,532
Comet Holding AG	69	26,189
COSMO Pharmaceuticals NV(2)	51	4,666
Credit Suisse Group AG, ADR(1)	15,194	160,601
Daetwyler Holding AG	76	27,151
DKSH Holding AG	215	16,768
dormakaba Holding AG	36	25,982
Dufry AG(2)	372	20,058
EFG International AG(2)	847	6,681
Emmi AG	23	26,553
EMS-Chemie Holding AG	27	29,256
Evolva Holding SA(2)	11,416	2,162
Flughafen Zurich AG(2)	162	26,934
Forbo Holding AG	10	21,406
Fundamenta Real Estate AG	318	6,839
Galenica AG	134	10,497
GAM Holding AG(2)	1,797	3,441
Geberit AG	130	108,564
Georg Fischer AG	31	50,870
Givaudan SA	14	70,238
Gurit Holding AG	6	12,398
Helvetia Holding AG	354	40,543
Holcim Ltd.(2)	2,775	158,124
Huber + Suhner AG	125	11,214
Implenia AG(2)	101	2,329
Ina Invest Holding AG(2)	20	406
Inficon Holding AG	14	17,562
130

Avantis International Equity Fund
	Shares	Value
Interroll Holding AG	8	$35,554
Intershop Holding AG	7	4,741
Julius Baer Group Ltd.	1,511	103,131
Kardex Holding AG	96	25,671
Komax Holding AG(2)	34	9,622
Kuehne + Nagel International AG	323	118,046
Landis+Gyr Group AG(2)	94	7,188
LEM Holding SA	6	15,467
Leonteq AG	78	5,236
Liechtensteinische Landesbank AG	79	4,645
Logitech International SA	1,700	174,063
Lonza Group AG	75	63,429
Medacta Group SA(2)	74	11,567
Medartis Holding AG(2)	54	7,471
Metall Zug AG, B Shares	4	9,484
Mobilezone Holding AG	498	7,025
Mobimo Holding AG(2)	39	13,754
Nestle SA	3,643	460,070
Novartis AG, ADR	4,729	436,912
OC Oerlikon Corp. AG	1,203	13,421
Orior AG	86	8,825
Partners Group Holding AG	117	207,441
Peach Property Group AG	94	6,673
PSP Swiss Property AG	342	45,874
Rieter Holding AG(2)	34	8,164
Roche Holding AG	2,001	803,511
Roche Holding AG, Bearer Shares	96	42,974
Schindler Holding AG	74	23,066
Schindler Holding AG, Bearer Participation Certificate	151	48,762
Schweiter Technologies AG	10	15,348
Sensirion Holding AG(2)	193	24,220
SFS Group AG	137	19,562
SGS SA	31	97,428
Siegfried Holding AG(2)	35	33,786
SIG Combibloc Group AG(2)	1,084	33,184
Sika AG	252	90,797
Softwareone Holding AG(2)	836	23,685
Sonova Holding AG	123	47,400
St Galler Kantonalbank AG	21	9,769
Stadler Rail AG	46	1,993
Straumann Holding AG	35	67,628
Sulzer AG	220	33,158
Swatch Group AG (The)	374	20,571
Swatch Group AG (The), Bearer Shares	183	51,634
Swiss Life Holding AG	184	95,906
Swiss Prime Site AG	520	55,643
Swiss Re AG	1,362	125,225
Swisscom AG	185	108,583
Swissquote Group Holding SA	123	23,221
Tecan Group AG	81	49,420
Temenos AG	442	70,128
131

Avantis International Equity Fund
	Shares	Value
u-blox Holding AG(2)	60	$4,305
UBS Group AG(2)	14,885	247,984
V-ZUG Holding AG(2)	38	6,065
Valiant Holding AG	140	14,113
Valora Holding AG(2)	44	9,021
VAT Group AG	94	39,372
Vetropack Holding AG	50	3,415
Vifor Pharma AG	318	45,279
Vontobel Holding AG	191	17,882
VP Bank AG	24	2,694
VZ Holding AG	90	8,527
Ypsomed Holding AG	8	1,281
Zehnder Group AG	116	12,542
Zurich Insurance Group AG	426	186,925
		6,293,797
United Kingdom — 13.1%
3i Group plc	5,076	93,353
Aberdeen plc	3,591	13,120
Admiral Group plc	1,412	70,157
AG Barr plc(2)	685	5,250
AJ Bell plc	2,395	14,155
Anglo American plc	3,647	154,033
Anglo Asian Mining plc	529	961
Antofagasta plc	1,802	36,097
AO World plc(2)	4,668	14,847
Ashmore Group plc	1,623	8,920
Ashtead Group plc	2,810	219,666
ASOS plc(2)	30	1,600
Associated British Foods plc	593	16,169
Aston Martin Lagonda Global Holdings plc(2)	38	1,048
AstraZeneca plc, ADR	7,120	414,954
Augean plc(2)	2,489	11,466
Auto Trader Group plc	4,685	40,514
Avast plc	411	3,380
Avation plc(2)	285	375
AVEVA Group plc	241	13,713
Aviva plc	22,185	123,307
B&M European Value Retail SA	6,001	46,181
BAE Systems plc	2,704	21,125
Balfour Beatty plc	1,849	7,269
Bank of Georgia Group plc(2)	478	10,976
Barclays plc, ADR(1)	20,970	214,942
Barratt Developments plc	5,700	57,978
Beazley plc(2)	2,177	11,709
Bellway plc	1,071	51,905
Berkeley Group Holdings plc	235	15,610
BHP Group plc, ADR(1)	2,693	168,690
Biffa plc(2)	4,089	21,968
Bioventix plc	97	5,626
Bloomsbury Publishing plc	1,593	7,748
Bodycote plc	2,224	29,522
132

Avantis International Equity Fund
	Shares	Value
boohoo Group plc(2)	5,993	$23,345
BP plc, ADR	7,781	190,323
Brewin Dolphin Holdings plc	1,438	7,872
Britvic plc	3,501	46,975
BT Group plc(2)	77,068	180,154
Bunzl plc	1,040	37,683
Burberry Group plc	2,572	65,858
Burford Capital Ltd.	2,226	27,674
Cairn Energy plc	5,659	14,990
Capita plc(2)	2,336	1,572
Carnival plc, ADR(1)(2)	380	8,352
Centamin plc	15,784	21,578
Central Asia Metals plc	2,002	6,891
Centrica plc(2)	51,956	37,128
Cerillion plc	701	7,875
Chemring Group plc	1,059	4,846
Clinigen Group plc	497	4,278
Clipper Logistics plc	1,166	13,096
Close Brothers Group plc	1,535	32,526
CMC Markets plc	1,424	8,194
Coats Group plc	14,652	15,383
Coca-Cola HBC AG(2)	930	33,661
Compass Group plc(2)	1,753	36,217
Computacenter plc	643	26,011
ContourGlobal plc	2,246	5,993
ConvaTec Group plc	3,280	10,164
Countryside Properties plc(2)	390	3,018
Cranswick plc	252	13,761
Crest Nicholson Holdings plc(2)	4,562	26,306
Croda International plc	419	52,744
CVS Group plc(2)	810	27,696
Daily Mail & General Trust plc	954	14,515
DCC plc	226	19,211
De La Rue plc(2)	2,261	5,489
Dechra Pharmaceuticals plc	30	2,160
Devro plc	2,672	8,213
Diageo plc, ADR	1,040	199,794
Diploma plc	266	11,221
Direct Line Insurance Group plc	6,931	29,426
Diversified Energy Co. plc	6,380	9,800
Dixons Carphone plc	686	1,318
Domino's Pizza Group plc	1,387	7,847
Dr. Martens plc(2)	804	4,688
Drax Group plc	5,526	31,512
DS Smith plc	4,136	25,168
Dunelm Group plc	1,103	19,495
easyJet plc(2)	699	7,653
Eckoh plc	1,273	1,033
Electrocomponents plc	1,903	27,848
EMIS Group plc	656	12,457
Ergomed plc(2)	532	10,681
133

Avantis International Equity Fund
	Shares	Value
Essentra plc	981	$3,914
Evraz plc	4,911	39,947
Experian plc	2,057	90,734
Ferguson plc	1,114	161,016
Ferrexpo plc	4,115	21,567
Firstgroup plc(2)	6,121	7,598
Forterra plc	2,009	8,727
Frasers Group plc(2)	2,273	20,924
Fresnillo plc	497	5,844
Frontier Developments plc(2)	65	2,518
Games Workshop Group plc	365	58,076
Gamma Communications plc	370	11,708
Gateley Holdings plc	451	1,311
Genus plc	152	12,403
Georgia Capital plc(2)	584	5,001
GlaxoSmithKline plc, ADR(1)	6,627	269,984
Glencore plc(2)	24,871	112,112
Go-Ahead Group plc (The)(2)	672	8,709
Golar LNG Ltd.(2)	1,158	13,027
Grafton Group plc	2,008	38,587
Grainger plc	4,141	18,219
Greggs plc(2)	938	39,128
Gulf Keystone Petroleum Ltd.	636	1,381
Gym Group plc (The)(2)	298	1,166
Halfords Group plc	3,874	19,388
Halma plc	1,280	52,859
Harbour Energy plc(2)	151	742
Hargreaves Lansdown plc	2,120	44,027
Hays plc(2)	11,502	25,180
Headlam Group plc	1,141	8,108
Helical plc	1,145	7,476
Hikma Pharmaceuticals plc	744	25,969
Hill & Smith Holdings plc	879	22,399
Hiscox Ltd.	476	6,014
Hochschild Mining plc	4,168	8,656
HomeServe plc	887	11,420
Hotel Chocolat Group plc(2)	183	941
Howden Joinery Group plc	4,660	60,617
HSBC Holdings plc, ADR(1)	10,927	288,910
Hunting plc	2,569	7,407
Ibstock plc	3,125	10,295
IG Group Holdings plc	2,376	30,596
IMI plc	2,241	56,196
Impax Asset Management Group plc	566	9,195
Inchcape plc	3,685	46,605
Indivior plc(2)	10,399	27,799
Informa plc(2)	300	2,192
IntegraFin Holdings plc	2,862	22,812
InterContinental Hotels Group plc(2)	322	20,574
Intermediate Capital Group plc	607	18,355
International Personal Finance plc(2)	4,374	8,904
134

Avantis International Equity Fund
	Shares	Value
Intertek Group plc	842	$61,051
Investec plc	7,414	31,188
IP Group plc	10,506	18,346
ITV plc(2)	12,599	20,080
IWG plc(2)	7,707	31,672
J D Wetherspoon plc(2)	378	5,781
J Sainsbury plc	16,249	67,914
Jadestone Energy plc	2,676	2,800
JD Sports Fashion plc	3,019	41,923
JET2 plc(1)(2)	1,045	16,605
John Laing Group plc	1,980	10,912
Johnson Matthey plc	2,250	90,965
Jubilee Metals Group plc(2)	28,078	6,756
Judges Scientific plc	96	9,642
Jupiter Fund Management plc	1,426	5,231
Just Group plc(2)	13,695	17,575
K3 Capital Group plc	1,453	7,263
Kainos Group plc	1,078	29,075
Keller Group plc	1,301	17,884
Kingfisher plc	17,026	81,981
Knights Group Holdings plc(2)	237	1,339
Lancashire Holdings Ltd.	652	5,600
Legal & General Group plc	15,432	57,324
Liberty Global plc, Class A(2)	467	13,422
Liberty Global plc, Class C(2)	1,056	30,603
Liontrust Asset Management plc	522	16,879
Lloyds Banking Group plc, ADR	77,227	181,483
London Stock Exchange Group plc	245	26,838
Lookers plc(2)	1,152	1,058
Luxfer Holdings plc	635	13,557
M&G plc	20,091	56,911
Man Group plc	6,998	20,790
Marks & Spencer Group plc(2)	21,613	53,425
Marshalls plc	1,051	11,691
Marston's plc(2)	6,983	8,307
McBride plc(2)	3,696	3,990
Mediclinic International plc(2)	2,606	11,230
Meggitt plc(2)	3,447	39,343
Micro Focus International plc, ADR	162	978
Mitchells & Butlers plc(1)(2)	2,602	10,532
Mitie Group plc(2)	1,968	2,050
Mondi plc	2,319	63,969
Moneysupermarket.com Group plc	4,312	15,036
Morgan Advanced Materials plc	3,279	18,103
Morgan Sindall Group plc	493	17,416
Mortgage Advice Bureau Holdings Ltd.	524	10,387
Motorpoint group plc(2)	1,442	6,709
Naked Wines plc(2)	964	11,156
National Grid plc, ADR	1,972	127,963
Natwest Group plc, ADR	13,113	76,580
Network International Holdings plc(2)	2,214	11,933
135

Avantis International Equity Fund
	Shares	Value
Next plc	885	$96,245
Ninety One plc	541	1,898
Norcros plc	2,404	9,860
Ocado Group plc(2)	886	24,556
On the Beach Group plc(2)	178	863
OSB Group plc	2,623	18,402
Pagegroup plc(2)	4,975	43,168
Pan African Resources plc(1)	11,404	2,667
Paragon Banking Group plc	2,054	15,874
PayPoint plc	948	9,248
Pearson plc, ADR	1,762	18,660
Pennon Group plc	1,112	19,101
Persimmon plc	1,177	47,635
Petrofac Ltd.(1)(2)	2,622	3,798
Petropavlovsk plc(1)(2)	26,205	7,580
Phoenix Group Holdings plc	5,470	46,869
Photo-Me International plc(2)	8,776	8,389
Playtech plc(2)	3,187	17,930
Plus500 Ltd.	1,313	26,993
Premier Foods plc	10,225	17,019
Provident Financial plc(2)	3,676	18,020
Prudential plc, ADR(1)	1,491	62,100
PZ Cussons plc	2,000	6,633
QinetiQ Group plc	4,323	20,538
Quilter plc	16,741	34,796
Rathbone Brothers plc	322	9,054
Reach plc	5,624	31,649
Reckitt Benckiser Group plc	1,715	130,925
Redde Northgate plc	3,835	23,026
Redrow plc	2,353	22,993
RELX plc, ADR(1)	4,538	136,866
Renewi plc(2)	877	6,602
Renishaw plc	107	7,948
Rentokil Initial plc	4,062	32,449
Restore plc(2)	170	1,098
Rhi Magnesita NV	334	17,639
Rightmove plc	5,889	56,816
Rio Tinto plc, ADR(1)	3,736	280,462
Rolls-Royce Holdings plc(2)	12,153	19,166
Rotork plc	3,859	17,715
Royal Dutch Shell plc, Class A ADR	5,995	238,361
Royal Dutch Shell plc, Class B ADR	5,418	213,307
Royal Mail plc	8,658	58,967
RPS Group plc(2)	912	1,402
RWS Holdings plc	566	5,055
Sabre Insurance Group plc	263	799
Saga plc(2)	108	530
Sage Group plc (The)	1,165	11,898
Savills plc	1,492	28,035
Schroders plc	450	23,396
Senior plc(2)	6,285	15,309
136

Avantis International Equity Fund
	Shares	Value
Serco Group plc	3,080	$5,648
Serica Energy plc	3,636	7,882
Severn Trent plc	497	18,883
Shanta Gold Ltd.	16,512	2,973
SIG plc(2)	916	667
Sirius Real Estate Ltd.	6,667	11,455
Smart Metering Systems plc	512	6,788
Smith & Nephew plc, ADR	856	32,819
Smiths Group plc	906	17,981
Softcat plc	957	27,818
Spectris plc	435	23,576
Speedy Hire plc	6,740	6,420
Spirax-Sarco Engineering plc	254	56,326
Spire Healthcare Group plc(2)	642	2,076
Spirent Communications plc	3,163	12,954
SSE plc	2,148	48,253
SSP Group plc(2)	3,100	11,634
St. James's Place plc	4,354	96,418
Stagecoach Group plc(2)	3,838	3,789
Standard Chartered plc (London)	12,389	77,259
SThree plc	2,722	19,521
Stock Spirits Group plc	1,858	10,054
Strix Group plc	2,672	13,769
Studio Retail Group plc(2)	420	1,644
Superdry plc(2)	1,215	5,790
Synthomer plc	2,700	19,883
Tate & Lyle plc	3,540	34,381
Tatton Asset Management plc	821	5,811
Taylor Wimpey plc	13,697	34,479
TBC Bank Group plc	482	9,394
Ted Baker plc(2)	3,255	6,872
Telecom Plus plc	530	7,512
Telit Communications plc(2)	1,507	4,745
Tesco plc	21,918	76,946
TI Fluid Systems plc	1,823	7,658
Topps Tiles plc(2)	1,038	1,054
TP Icap Group plc	4,487	12,550
Trainline plc(2)	174	875
Travis Perkins plc(2)	892	22,099
Treatt plc	501	7,303
TUI AG(2)	1,949	8,478
Tullow Oil plc(1)(2)	13,780	8,457
Ultra Electronics Holdings plc	39	1,720
Unilever plc, ADR	4,245	236,362
United Utilities Group plc	4,817	70,051
Vertu Motors plc(2)	1,944	1,444
Vesuvius plc	1,468	11,345
Victrex plc	494	18,023
Virgin Money UK plc(2)	16,432	48,013
Vistry Group plc	958	15,956
Vodafone Group plc, ADR(1)	12,095	206,462
137

Avantis International Equity Fund
	Shares	Value
Vp plc	87	$1,159
Watkin Jones plc	3,373	11,035
Weir Group plc (The)(2)	1,376	33,113
WH Smith plc(2)	794	17,846
Whitbread plc(2)	334	14,749
Wickes Group plc(2)	3,918	12,931
WM Morrison Supermarkets plc	13,386	53,244
WPP plc, ADR(1)	174	11,815
Yellow Cake plc(2)	1,065	3,875
		10,198,856
TOTAL COMMON STOCKS (Cost $56,165,580)		76,726,120
RIGHTS†
Hong Kong†
Lai Sun Development Co. Ltd.(2)	1,800	391
Singapore†
Sembcorp Marine Ltd.(1)(2)	78,010	174
Sweden†
SolTech Energy Sweden AB(2)	1,074	87
TOTAL RIGHTS (Cost $2,282)		652
TEMPORARY CASH INVESTMENTS — 1.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $872,933)	872,933	872,933
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 2.6%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $1,997,239)	1,997,239	1,997,239
TOTAL INVESTMENT SECURITIES — 101.9% (Cost $59,038,034)		79,596,944
OTHER ASSETS AND LIABILITIES — (1.9)%		(1,518,437)
TOTAL NET ASSETS — 100.0%		$78,078,507

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	3	September 2021	$678,075	$42,580
^Amount represents value and unrealized appreciation (depreciation).

138

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	19.2%
Industrials	17.7%
Consumer Discretionary	12.4%
Materials	10.7%
Health Care	8.2%
Information Technology	7.7%
Consumer Staples	6.8%
Communication Services	4.6%
Utilities	4.4%
Energy	4.0%
Real Estate	2.5%
Temporary Cash Investments	1.1%
Temporary Cash Investments - Securities Lending Collateral	2.6%
Other Assets and Liabilities	(1.9)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen
SDR	-	Swedish Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $4,817,386. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $5,001,670, which includes securities collateral of $3,004,431.

See Notes to Financial Statements.

139

AUGUST 31, 2021

Avantis International Small Cap Value Fund
	Shares	Value
COMMON STOCKS — 98.7%
Australia — 7.9%
Adairs Ltd.(1)	10,087	$29,482
Adbri Ltd.	41,613	103,947
Aeris Resources Ltd.(2)	389,885	52,753
Alkane Resources Ltd.(2)	84,644	60,582
Alliance Aviation Services Ltd.(2)	9,551	27,961
Aurelia Metals Ltd.	238,102	61,784
Austal Ltd.	45,202	64,395
Australian Agricultural Co. Ltd.(2)	6,913	7,025
Australian Finance Group Ltd.	27,184	60,110
Australian Pharmaceutical Industries Ltd.	79,385	78,020
Bank of Queensland Ltd.	50,470	347,619
Beach Energy Ltd.	256,312	195,278
Bega Cheese Ltd.	10,686	43,373
Bendigo & Adelaide Bank Ltd.	70,589	515,404
Brickworks Ltd.	8,725	153,162
Byron Energy Ltd.(2)	7,834	685
Calix Ltd.(2)	13,271	37,442
Champion Iron Ltd.(2)	59,052	252,541
Class Ltd.	1,392	1,986
Coronado Global Resources, Inc.(2)	116,275	93,842
CSR Ltd.	83,819	332,760
Dacian Gold Ltd.(1)(2)	57,096	10,004
Eclipx Group Ltd.(2)	56,845	104,367
Emeco Holdings Ltd.(2)	64,744	53,471
EML Payments Ltd.(2)	32,108	96,337
Fleetwood Ltd.	1,403	2,684
Gold Road Resources Ltd.	156,399	147,168
GrainCorp Ltd., A Shares	37,994	175,415
Grange Resources Ltd.	110,167	49,816
GWA Group Ltd.	25,919	53,251
HT&E Ltd.	9,466	12,321
Humm Group Ltd.(1)(2)	37,131	25,830
IGO Ltd.	77,513	541,570
Iluka Resources Ltd.	68,372	495,807
Imdex Ltd.	58,198	100,700
Inghams Group Ltd.(1)	41,993	126,635
InvoCare Ltd.(1)	21,108	188,855
JB Hi-Fi Ltd.	1,944	64,963
Lovisa Holdings Ltd.	6,765	96,986
MACA Ltd.	43,040	26,678
Macmahon Holdings Ltd.	111,757	19,159
Mayne Pharma Group Ltd.(2)	223,000	47,141
McMillan Shakespeare Ltd.	10,378	94,382
McPherson's Ltd.	1,589	1,257
Medusa Mining Ltd.	4,832	2,966
Metcash Ltd.	155,480	462,307
Money3 Corp. Ltd.	24,174	62,678
Mount Gibson Iron Ltd.	98,675	43,838
140

Avantis International Small Cap Value Fund
	Shares	Value
Myer Holdings Ltd.(2)	139,425	$54,722
MyState Ltd.	7,500	29,348
New Hope Corp. Ltd.(1)	51,118	76,836
nib holdings Ltd.	70,975	349,973
Nick Scali Ltd.	8,261	74,638
Nine Entertainment Co. Holdings Ltd.	191,474	381,057
NRW Holdings Ltd.	62,917	86,815
Nufarm Ltd.(2)	49,556	161,345
OFX Group Ltd.	16,524	19,929
Orica Ltd.	39,595	378,831
Orocobre Ltd.(2)	28,521	189,506
Pacific Current Group Ltd.	868	3,931
Perenti Global Ltd.	81,676	51,920
Perseus Mining Ltd.(2)	240,013	270,904
Platinum Asset Management Ltd.	40,670	117,810
Premier Investments Ltd.	14,646	303,334
Ramelius Resources Ltd.	156,444	175,605
Red 5 Ltd.(2)	143,361	22,003
Regis Resources Ltd.	92,834	167,251
Reject Shop Ltd. (The)(2)	3,585	16,225
Resimac Group Ltd.	17,203	30,526
Resolute Mining Ltd.(1)(2)	93,431	31,718
Sandfire Resources Ltd.	39,242	184,889
Select Harvests Ltd.	17,626	111,888
Senex Energy Ltd.	30,092	69,692
Sigma Healthcare Ltd.	49,483	23,325
Silver Lake Resources Ltd.(2)	156,002	156,442
Sims Ltd.	28,982	318,452
Southern Cross Media Group Ltd.(2)	43,579	70,897
St. Barbara Ltd.	91,563	105,516
Super Retail Group Ltd.	23,884	214,058
Tassal Group Ltd.	30,862	80,631
Viva Energy Group Ltd.	52,733	81,980
West African Resources Ltd.(2)	160,833	124,456
Western Areas Ltd.	51,148	114,755
Westgold Resources Ltd.(2)	49,045	63,306
		10,341,251
Austria — 0.9%
FACC AG(2)	3,060	31,912
IMMOFINANZ AG(2)	993	25,284
POLYTEC Holding AG	6,121	63,417
Porr AG(2)	2,116	42,466
Semperit AG Holding	6,911	277,539
UNIQA Insurance Group AG	75,599	701,943
		1,142,561
Belgium — 1.5%
AGFA-Gevaert NV(2)	26,738	136,233
Bekaert SA	13,095	623,444
bpost SA(2)	14,882	143,844
Cie d'Entreprises CFE	689	79,205
Deceuninck NV	9,248	44,198
141

Avantis International Small Cap Value Fund
	Shares	Value
Euronav NV(1)	72,790	$591,214
Ion Beam Applications	6,058	120,437
Jensen-Group NV	250	8,888
Tessenderlo Group SA(2)	4,461	184,883
		1,932,346
Canada — 8.4%
5N Plus, Inc.(1)(2)	8,700	19,722
Advantage Energy Ltd.(1)(2)	10,200	42,444
Aecon Group, Inc.	5,600	91,480
AirBoss of America Corp.(1)	1,600	52,338
Alaris Equity Partners Income	1,400	20,717
Algoma Central Corp.	200	2,646
Apollo Healthcare Corp.(2)	4,800	8,370
Argonaut Gold, Inc.(2)	34,000	84,889
AutoCanada, Inc.(1)(2)	3,160	120,249
B2Gold Corp.	85,400	330,323
Badger Infrastructure Solutions Ltd.(1)	1,900	51,926
Baytex Energy Corp.(2)	87,900	151,882
Birchcliff Energy Ltd.(1)	23,415	100,776
Bird Construction, Inc.(1)	4,000	31,324
Calibre Mining Corp.(2)	24,200	32,033
Canaccord Genuity Group, Inc.	11,400	136,169
Canacol Energy Ltd.(1)	15,500	40,788
Canadian Western Bank	9,100	266,728
Canfor Corp.(2)	7,500	160,980
Capital Power Corp.(1)	14,100	484,920
Capstone Mining Corp.(2)	41,300	181,679
Cardinal Energy Ltd.(2)	8,000	21,305
Cascades, Inc.	10,800	134,224
Celestica, Inc.(2)	9,600	91,081
Centerra Gold, Inc.	21,900	163,688
CES Energy Solutions Corp.(2)	26,800	32,075
China Gold International Resources Corp. Ltd.(1)	2,500	7,569
Chorus Aviation, Inc.(1)(2)	5,931	19,603
Copper Mountain Mining Corp.(1)(2)	21,000	54,262
Corus Entertainment, Inc., B Shares(1)	23,366	115,751
Crescent Point Energy Corp.	85,418	306,696
Dorel Industries, Inc., Class B(2)	3,777	36,673
DREAM Unlimited Corp., Class A	2,350	50,496
Dundee Precious Metals, Inc.	17,200	105,928
Eldorado Gold Corp. (Toronto)(2)	16,200	142,014
Endeavour Mining plc	8,800	215,039
Enerflex Ltd.	9,300	56,538
Enerplus Corp.(1)	28,900	170,883
Equitable Group, Inc.	1,350	163,917
ERO Copper Corp.(2)	3,500	66,302
Evertz Technologies Ltd.	1,700	17,786
Exchange Income Corp.	600	20,787
Extendicare, Inc.	5,700	36,776
Finning International, Inc.	15,520	403,976
First National Financial Corp.	1,700	62,413
142

Avantis International Small Cap Value Fund
	Shares	Value
Fortuna Silver Mines, Inc.(2)	6,792	$29,824
Freehold Royalties Ltd.(1)	7,600	56,986
Frontera Energy Corp.(2)	2,200	12,119
Galiano Gold, Inc.(1)(2)	6,066	5,481
goeasy Ltd.(1)	1,394	216,318
Gran Colombia Gold Corp.	7,900	30,619
Great Panther Mining Ltd.(1)(2)	19,500	10,201
Heroux-Devtek, Inc.(2)	2,600	39,052
Home Capital Group, Inc.(2)	5,600	175,548
IAMGOLD Corp.(2)	37,500	89,169
Interfor Corp.	8,330	176,880
International Petroleum Corp.(1)(2)	11,100	48,477
Intertape Polymer Group, Inc.	2,600	63,390
Jaguar Mining, Inc.	3,200	11,540
Karora Resources, Inc.(2)	10,789	27,878
Kelt Exploration Ltd.(1)(2)	6,000	15,932
Laurentian Bank of Canada	4,700	158,287
Linamar Corp.	5,600	317,273
Lundin Mining Corp.	15,200	122,887
Magellan Aerospace Corp.	200	1,671
Major Drilling Group International, Inc.(2)	8,800	55,660
Martinrea International, Inc.	9,060	86,747
Methanex Corp.	2,600	95,291
Mullen Group Ltd.	7,698	80,845
New Gold, Inc. (Toronto)(2)	58,300	70,238
North American Construction Group Ltd.	3,549	50,774
North West Co., Inc. (The)	2,000	56,767
NuVista Energy Ltd.(1)(2)	16,487	47,305
Obsidian Energy Ltd.(1)(2)	9,400	25,034
OceanaGold Corp.(2)	41,400	77,441
Onex Corp.	3,900	273,261
Paramount Resources Ltd., A Shares	6,300	67,562
Parex Resources, Inc.(2)	13,800	212,636
Peyto Exploration & Development Corp.	17,600	93,465
Polaris Infrastructure, Inc.(1)	1,300	19,207
Precision Drilling Corp.(1)(2)	1,610	52,282
Pretium Resources, Inc.(2)	16,300	165,242
Real Matters, Inc.(2)	7,600	69,877
Resolute Forest Products, Inc.	7,600	93,069
Russel Metals, Inc.	6,182	168,068
Secure Energy Services, Inc.	18,046	60,504
ShawCor Ltd.(2)	8,600	33,878
Sierra Metals, Inc.(1)(2)	6,600	14,752
Spin Master Corp.(2)	2,800	107,149
Stelco Holdings, Inc.	2,900	113,205
SunOpta, Inc.(2)	3,700	34,811
Tamarack Valley Energy Ltd.(1)(2)	41,000	78,643
Taseko Mines Ltd.(2)	22,300	39,593
Torex Gold Resources, Inc.(2)	7,300	81,584
Tourmaline Oil Corp.	19,100	510,787
Trican Well Service Ltd.(1)(2)	22,900	45,196
143

Avantis International Small Cap Value Fund
	Shares	Value
Turquoise Hill Resources Ltd.(2)	5,930	$88,928
Uni-Select, Inc.(2)	3,000	41,874
Vermilion Energy, Inc.(2)	21,700	144,821
Wajax Corp.	2,275	43,042
West Fraser Timber Co. Ltd.	6,630	511,944
Western Forest Products, Inc.	48,200	82,138
Whitecap Resources, Inc.(1)	78,424	336,285
Yamana Gold, Inc.	64,000	282,551
		11,030,153
Denmark — 1.6%
Bavarian Nordic A/S(2)	5,617	275,436
Brodrene Hartmann A/S(2)	40	2,703
Chemometec A/S	824	130,906
D/S Norden A/S	3,337	86,583
Danske Andelskassers Bank A/S(2)	754	1,298
Dfds A/S(2)	5,166	295,544
Drilling Co. of 1972 A/S (The)(2)	3,387	124,326
FLSmidth & Co. A/S	1,923	69,712
H+H International A/S, B Shares(2)	2,504	93,587
Jyske Bank A/S(2)	7,712	336,660
NNIT A/S	1,386	31,158
North Media A/S	675	13,964
Per Aarsleff Holding A/S	1,588	74,902
Ringkjoebing Landbobank A/S	756	89,756
Schouw & Co. A/S	1,459	158,249
Solar A/S, B Shares	812	89,099
Spar Nord Bank A/S	6,492	74,803
Sydbank AS	3,654	106,946
TORM plc(2)	3,666	28,374
		2,084,006
Finland — 1.6%
Altia Oyj(1)	1,656	20,993
Aspo Oyj	1,402	18,492
Atria Oyj	936	12,670
HKScan Oyj, A Shares	3,016	7,429
Huhtamaki Oyj	4,534	242,226
Kemira Oyj	14,699	248,222
Marimekko Oyj	408	36,649
Neles Oyj	11,853	183,363
Outokumpu Oyj(2)	50,610	351,409
Sanoma Oyj	7,934	145,720
Suominen Oyj(1)	858	5,048
Tokmanni Group Corp.	4,731	136,488
Uponor Oyj	7,949	256,352
Valmet Oyj	11,541	463,143
Verkkokauppa.com Oyj	4,196	42,355
		2,170,559
France — 3.1%
AKWEL	113	3,097
Albioma SA	408	18,065
ALD SA	14,709	207,161
144

Avantis International Small Cap Value Fund
	Shares	Value
APERAM SA	1,255	$76,996
Biosynex(1)	768	21,315
Boiron SA	41	2,034
Bonduelle SCA	2,002	54,194
Catana Group(2)	2,606	18,246
Chargeurs SA	1,882	52,293
Derichebourg SA(2)	15,178	179,652
Eramet SA(2)	1,741	141,606
Etablissements Maurel et Prom SA(2)	10,051	25,126
Eurobio Scientific SA(1)(2)	1,077	24,014
Eutelsat Communications SA	25,410	293,903
FIGEAC-AERO(1)(2)	125	777
Focus Home Interactive SA(2)	483	32,895
Gaztransport Et Technigaz SA	2,198	183,349
Groupe Crit(1)	26	2,059
Groupe LDLC	589	45,510
Guerbet	63	2,568
Imerys SA	307	14,235
Jacquet Metals SACA	893	21,203
JCDecaux SA(2)	2,704	75,437
LISI	1,886	62,360
LNA Sante SA	306	20,318
Maisons du Monde SA	6,484	149,739
Manitou BF SA	557	20,063
Mersen SA	2,119	82,667
Metropole Television SA	3,415	72,721
Nexans SA	3,604	361,257
Nexity SA	4,739	244,729
ReWorld Media SA(2)	3,699	18,003
SES SA	54,578	455,494
Societe BIC SA	2,630	175,095
Solutions 30 SE(1)(2)	4,669	51,202
Synergie SE	286	12,339
Television Francaise 1	6,971	69,976
Trigano SA	973	202,743
Valeo SA	2,789	79,605
Valneva SE(1)(2)	9,019	223,288
Verallia SA	3,515	128,123
Vicat SA	1,081	53,868
Vilmorin & Cie SA	697	45,112
Xilam Animation SA(2)	33	1,438
		4,025,875
Germany — 4.8%
7C Solarparken AG	5,130	23,194
Adesso SE	112	24,300
ADVA Optical Networking SE(2)	5,917	98,070
Allgeier SE	622	19,168
AlzChem Group AG	231	6,792
Aumann AG(2)	772	15,861
AURELIUS Equity Opportunities SE & Co. KGaA	3,171	100,958
Aurubis AG	2,940	249,868
145

Avantis International Small Cap Value Fund
	Shares	Value
Baader Bank AG	2,427	$21,481
Bauer AG(2)	749	10,538
Bertrandt AG	560	31,889
Bilfinger SE	3,017	105,843
Centrotec SE	423	11,687
Cewe Stiftung & Co. KGAA	687	102,565
CropEnergies AG	1,640	19,821
Deutsche Beteiligungs AG	1,500	65,575
Deutsche EuroShop AG	3,954	91,409
Deutsche Pfandbriefbank AG	3,517	40,286
Deutz AG(2)	10,089	92,138
Draegerwerk AG & Co. KGaA	316	26,839
Draegerwerk AG & Co. KGaA, Preference Shares	857	72,376
Duerr AG	5,057	249,123
Einhell Germany AG, Preference Shares	98	20,189
Elmos Semiconductor SE	1,147	51,464
ElringKlinger AG(2)	4,056	66,039
Encavis AG	4,553	82,865
flatexDEGIRO AG(2)	234	24,313
Freenet AG	8,411	207,752
Gesco AG(2)	473	14,399
Hamburger Hafen und Logistik AG	3,068	67,634
Hornbach Baumarkt AG	975	39,010
Hornbach Holding AG & Co. KGaA	1,117	119,490
HUGO BOSS AG	7,319	408,656
Ibu-Tec Advanced Materials AG(2)	176	9,580
JOST Werke AG	1,322	86,265
Jungheinrich AG, Preference Shares	5,786	312,476
K+S AG(2)	31,826	453,674
Kloeckner & Co. SE(2)	15,225	205,567
Krones AG	1,186	120,230
KSB SE & Co. KGaA	1	500
KSB SE & Co. KGaA, Preference Shares	69	30,681
KWS Saat SE & Co. KGaA	206	17,251
Lang & Schwarz AG(2)	448	39,959
Leoni AG(2)	3,260	64,032
Manz AG(2)	804	52,846
Multitude SE(2)	1,131	6,478
Nagarro SE(2)	622	111,642
Rheinmetall AG	5,564	544,115
SAF-Holland SE(2)	6,634	94,560
Salzgitter AG(2)	4,103	154,664
Schaltbau Holding AG(2)	69	4,485
SGL Carbon SE(2)	5,827	64,694
Siltronic AG	1,622	268,014
Sixt SE(2)	1,304	175,263
Sixt SE, Preference Shares	1,600	125,753
Stabilus SA	264	20,769
Steico SE	140	19,934
STO SE & Co. KGaA, Preference Shares	327	75,787
Suedzucker AG	1,534	26,177
146

Avantis International Small Cap Value Fund
	Shares	Value
SUESS MicroTec SE(2)	1,868	$54,596
TAG Immobilien AG	4,260	144,267
Villeroy & Boch AG, Preference Shares	1,357	37,027
Wacker Chemie AG	1,735	306,141
Wacker Neuson SE	3,334	100,991
Wuestenrot & Wuerttembergische AG	1,952	42,949
		6,352,959
Hong Kong — 1.8%
Analogue Holdings Ltd.	12,000	2,856
BOCOM International Holdings Co. Ltd.	92,000	21,304
Bright Smart Securities & Commodities Group Ltd.	120,000	24,359
Cafe de Coral Holdings Ltd.	26,000	47,330
China Strategic Holdings Ltd.(2)	4,425,000	37,514
Chow Sang Sang Holdings International Ltd.	68,000	103,442
CMBC Capital Holdings Ltd.(1)	2,420,000	33,294
Crystal International Group Ltd.	15,500	6,323
CSI Properties Ltd.	350,000	11,131
Dah Sing Financial Holdings Ltd.	15,600	48,532
Dickson Concepts International Ltd.	25,000	14,149
Eagle Nice International Holdings Ltd.	6,000	3,750
Fullshare Holdings Ltd.(1)(2)	2,015,000	27,190
Guotai Junan International Holdings Ltd.	590,000	103,709
Haitong International Securities Group Ltd.	552,000	159,447
Hang Lung Group Ltd.	9,000	22,446
International Housewares Retail Co. Ltd.	10,000	3,635
IRC Ltd.(2)	124,000	4,674
Johnson Electric Holdings Ltd.	39,000	89,316
K Wah International Holdings Ltd.	220,000	96,468
Karrie International Holdings Ltd.	96,000	19,752
Lifestyle International Holdings Ltd.(2)	43,000	27,302
LK Technology Holdings Ltd.	77,500	259,904
Minmetals Land Ltd.	4,000	395
Pacific Basin Shipping Ltd.	571,000	311,097
Pacific Century Premium Developments Ltd.(2)	47,000	3,870
PC Partner Group Ltd.	36,000	30,853
Realord Group Holdings Ltd.(2)	20,000	27,524
Sa Sa International Holdings Ltd.(2)	212,000	45,877
Shun Tak Holdings Ltd.(2)	208,000	59,604
SmarTone Telecommunications Holdings Ltd.	69,000	38,874
Solargiga Energy Holdings Ltd.(2)	480,000	30,439
Sun Hung Kai & Co. Ltd.	54,000	29,569
Tai Hing Group Holdings Ltd.	50,000	10,223
Ten Pao Group Holdings Ltd.	80,000	23,714
Texhong Textile Group Ltd.	69,000	105,166
Texwinca Holdings Ltd.	26,000	5,615
Truly International Holdings Ltd.(2)	218,000	81,854
United Laboratories International Holdings Ltd. (The)	156,000	105,334
VSTECS Holdings Ltd.	108,000	101,582
VTech Holdings Ltd.	25,000	242,833
		2,422,250
Ireland — 0.5%
FBD Holdings plc(2)	2,442	22,174
147

Avantis International Small Cap Value Fund
	Shares	Value
Glanbia plc	3,824	$68,270
Glenveagh Properties plc(2)	409,329	523,588
Permanent TSB Group Holdings plc(2)	4,574	7,543
Uniphar plc(2)	16,717	78,267
		699,842
Israel — 2.5%
Adgar Investment and Development Ltd.	786	1,595
Airport City Ltd.(2)	2,279	41,740
Arad Investment & Industrial Development Ltd.	163	17,376
Ashtrom Group Ltd.	3,572	77,958
Aspen Group Ltd.	664	1,507
Azorim-Investment Development & Construction Co. Ltd.(2)	8,901	36,165
Caesarstone Ltd.	2,445	31,785
Camtek Ltd.(2)	1,975	81,520
Carasso Motors Ltd.	2,263	11,314
Cellcom Israel Ltd.(2)	10,293	38,807
Ceragon Networks Ltd.(1)(2)	10,462	42,266
Clal Insurance Enterprises Holdings Ltd.(2)	12,488	262,077
Delta Galil Industries Ltd.	1,864	96,517
Dor Alon Energy in Israel 1988 Ltd.	81	2,430
Equital Ltd.(2)	2,082	57,659
Fattal Holdings 1998 Ltd.(2)	266	24,186
FIBI Holdings Ltd.(2)	2,863	118,553
First International Bank of Israel Ltd.	4,077	147,375
Fox Wizel Ltd.	963	127,629
Gazit-Globe Ltd.	6,618	47,893
Hadera Paper Ltd.	120	9,260
Harel Insurance Investments & Financial Services Ltd.	21,374	209,949
IDI Insurance Co. Ltd.	228	8,176
Inrom Construction Industries Ltd.	6,953	34,297
Isracard Ltd.	31,889	132,328
Israel Corp. Ltd. (The)(2)	613	186,095
Israel Land Development - Urban Renewal Ltd.	937	11,975
Isras Investment Co. Ltd.	182	39,706
Ituran Location and Control Ltd.	908	23,690
Mehadrin Ltd.(2)	7	300
Melisron Ltd.(2)	1,144	92,426
Menora Mivtachim Holdings Ltd.	4,745	105,112
Migdal Insurance & Financial Holdings Ltd.(2)	69,310	97,737
Mizrahi Tefahot Bank Ltd.	1	17
Naphtha Israel Petroleum Corp. Ltd.(2)	2,351	10,787
Norstar Holdings, Inc.	1,581	11,299
Oil Refineries Ltd.(2)	354,376	77,292
Partner Communications Co. Ltd.(2)	20,043	94,999
Paz Oil Co. Ltd.(2)	1,648	165,940
Perion Network Ltd.(2)	1,361	28,523
Phoenix Holdings Ltd. (The)	28,062	299,626
Property & Building Corp. Ltd.(2)	116	15,719
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	92	6,455
Scope Metals Group Ltd.	69	2,918
Shufersal Ltd.	18,184	149,928
148

Avantis International Small Cap Value Fund
	Shares	Value
Summit Real Estate Holdings Ltd.(2)	5,021	$79,138
Tadiran Group Ltd.	102	13,294
Tamar Petroleum Ltd.	732	1,019
Taro Pharmaceutical Industries Ltd.(2)	1,193	80,909
Tower Semiconductor Ltd.(2)	2,114	62,312
Victory Supermarket Chain Ltd.	265	5,528
		3,323,106
Italy — 2.7%
Aeffe SpA(2)	1,917	4,177
Aquafil SpA(2)	5,565	47,624
Arnoldo Mondadori Editore SpA(2)	14,602	32,239
Banca IFIS SpA	5,863	101,758
Banca Popolare di Sondrio SCPA	50,242	228,645
Banca Sistema SpA(1)(2)	15,777	43,526
BFF Bank SpA	34,764	317,619
Biesse SpA(2)	3,329	119,463
Cairo Communication SpA(1)	6,551	14,580
Credito Emiliano SpA	24,074	161,372
d'Amico International Shipping SA(2)	82,680	9,523
Danieli & C Officine Meccaniche SpA	4,040	117,735
Danieli & C Officine Meccaniche SpA, Preference Shares	12,650	240,406
Digital Bros SpA(1)	1,476	46,588
Digital Value SpA(2)	957	107,764
doValue SpA	9,543	119,365
Emak SpA	11,086	25,227
Enav SpA(2)	33,981	148,284
Fila SpA	3,200	39,040
Gefran SpA	300	3,647
Geox SpA(1)(2)	10,679	14,178
Maire Tecnimont SpA(1)	31,914	124,386
OVS SpA(2)	32,245	65,739
RAI Way SpA	19,877	120,857
Reno de Medici SpA	55,586	94,440
Sabaf SpA	181	5,343
Safilo Group SpA(1)(2)	39,820	77,661
Saipem SpA(1)(2)	70,707	167,544
Salcef SpA	1,000	21,476
Servizi Italia SpA(2)	1,623	4,133
Sesa SpA(2)	1,289	257,136
Societa Cattolica Di Assicurazione SpA(2)	50,485	418,886
Societa Sportiva Lazio SpA(2)	1,527	2,208
Webuild SpA(1)	73,873	197,448
		3,500,017
Japan — 24.7%
77 Bank Ltd. (The)	4,800	54,411
A&D Co. Ltd.	200	2,032
Adastria Co. Ltd.	2,700	44,103
ADEKA Corp.	11,400	248,867
AEON Financial Service Co. Ltd.	16,000	188,319
Aeon Mall Co. Ltd.	12,200	185,795
AFC-HD AMS Life Science Co. Ltd.	1,100	11,499
149

Avantis International Small Cap Value Fund
	Shares	Value
Ahresty Corp.	3,200	$12,745
Aichi Steel Corp.	1,200	30,604
Air Water, Inc.	700	11,278
Airport Facilities Co. Ltd.	400	2,135
Aisan Industry Co. Ltd.	5,400	41,507
Ajis Co. Ltd.	200	6,085
Akatsuki, Inc.	800	23,440
Alinco, Inc.	200	1,857
Alleanza Holdings Co. Ltd.	1,200	14,749
Allied Telesis Holdings KK(2)	4,200	3,965
Alpen Co. Ltd.	2,000	62,989
Alps Alpine Co. Ltd.	20,500	214,759
AOKI Holdings, Inc.	3,100	17,624
Aozora Bank Ltd.	10,100	236,789
Applied Co. Ltd.	200	4,560
Arakawa Chemical Industries Ltd.	1,500	17,187
Arata Corp.	1,500	60,789
Arcland Sakamoto Co. Ltd.	3,800	52,914
Arcs Co. Ltd.	5,300	107,743
Arealink Co. Ltd.	200	2,561
Asahi Co. Ltd.	1,700	20,630
Asahi Holdings, Inc.	9,300	187,787
Asia Pile Holdings Corp.	800	3,494
ASKA Pharmaceutical Holdings Co. Ltd.	2,100	19,379
Aucnet, Inc.	1,700	32,187
Awa Bank Ltd. (The)	2,100	41,770
Axial Retailing, Inc.	1,500	54,166
Bando Chemical Industries Ltd.	1,300	10,900
Bank of the Ryukyus Ltd.	2,300	16,768
Belluna Co. Ltd.	5,800	43,346
Bic Camera, Inc.	8,500	82,592
Bunka Shutter Co. Ltd.	6,000	63,536
Carlit Holdings Co. Ltd.	1,800	14,347
Carta Holdings, Inc.	1,400	26,978
Cawachi Ltd.	1,600	33,384
Central Glass Co. Ltd.	1,800	36,313
Chiba Kogyo Bank Ltd. (The)	4,000	10,532
Chilled & Frozen Logistics Holdings Co. Ltd.	500	7,959
Chubu Shiryo Co. Ltd.	1,600	16,349
Chugai Mining Co. Ltd.(2)	21,100	6,133
CI Takiron Corp.	5,400	30,802
CMIC Holdings Co. Ltd.	100	1,340
Cosmo Energy Holdings Co. Ltd.	9,500	188,495
Credit Saison Co. Ltd.	22,000	250,240
CROOZ, Inc.(2)	600	7,313
CTI Engineering Co. Ltd.	500	11,198
Daicel Corp.	38,600	310,681
Daido Metal Co. Ltd.	3,000	15,986
Daihen Corp.	2,200	95,788
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	3,300	49,218
Daiki Aluminium Industry Co. Ltd.	2,900	39,126
150

Avantis International Small Cap Value Fund
	Shares	Value
Daikokutenbussan Co. Ltd.	500	$31,520
Daikyonishikawa Corp.	4,500	27,200
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	1,000	23,040
Daio Paper Corp.	8,100	151,715
Daishi Hokuetsu Financial Group, Inc.	2,700	66,458
Daito Chemix Corp.	1,100	13,065
Daito Pharmaceutical Co. Ltd.	300	9,837
Daitron Co. Ltd.	100	2,031
Daiwabo Holdings Co. Ltd.	15,000	285,000
DCM Holdings Co. Ltd.	5,800	55,928
Denka Co. Ltd.	8,000	280,402
Diamond Electric Holdings Co. Ltd.	800	18,309
DIC Corp.	11,500	330,780
Digital Holdings, Inc.	2,200	33,727
Eagle Industry Co. Ltd.	2,800	31,787
Earth Corp.	1,300	76,916
Ebara Corp.	11,300	561,689
Ebara Jitsugyo Co. Ltd.	1,200	27,372
Eco's Co. Ltd.	100	1,770
EDION Corp.	12,400	120,476
EF-ON, Inc.	2,000	15,439
Ehime Bank Ltd. (The)	1,800	12,790
EJ Holdings, Inc.	1,100	12,588
Electric Power Development Co. Ltd.	23,900	357,031
Enomoto Co. Ltd.	700	10,042
Exedy Corp.	2,600	39,339
F.C.C. Co. Ltd.	4,700	65,715
Feed One Co. Ltd.	1,900	13,124
Ferrotec Holdings Corp.	6,200	181,848
FIDEA Holdings Co. Ltd.	16,200	18,549
Financial Products Group Co. Ltd.	8,300	51,309
FJ Next Co. Ltd.	1,700	15,876
France Bed Holdings Co. Ltd.	3,100	26,053
Freebit Co. Ltd.	1,200	9,051
Fudo Tetra Corp.	2,000	31,673
Fuji Co. Ltd.	1,800	32,161
Fuji Corp. Ltd.	3,300	20,570
Fuji Corp/Miyagi	800	8,450
Fuji Oil Co. Ltd.	8,100	18,890
Fuji Oil Holdings, Inc.	4,700	106,249
Fuji Pharma Co. Ltd.	1,500	15,734
Fuji Seal International, Inc.	4,300	96,599
Fujibo Holdings, Inc.	1,000	38,531
Fujikura Ltd.(2)	32,400	186,548
Fukuda Corp.	200	9,140
Fukuoka Financial Group, Inc.	12,600	232,628
Fumakilla Ltd.	600	7,326
Furukawa Battery Co. Ltd. (The)	1,100	16,123
Furuno Electric Co. Ltd.	2,300	22,831
Furyu Corp.	200	2,826
Futaba Industrial Co. Ltd.	10,000	44,122
151

Avantis International Small Cap Value Fund
	Shares	Value
Fuyo General Lease Co. Ltd.	2,400	$165,705
G-7 Holdings, Inc.	800	28,888
G-Tekt Corp.	2,800	37,678
Gecoss Corp.	400	3,230
Genky DrugStores Co. Ltd.	900	42,067
Geo Holdings Corp.	4,400	47,566
Geomatec Co. Ltd.(2)	900	6,728
GLOBERIDE, Inc.	1,000	67,093
GMO Financial Holdings, Inc.	3,900	29,020
Godo Steel Ltd.	1,000	13,662
Goldcrest Co. Ltd.	2,400	36,767
Golf Digest Online, Inc.	700	9,069
GS Yuasa Corp.	7,200	168,692
GSI Creos Corp.	1,000	9,488
GungHo Online Entertainment, Inc.	3,500	67,991
Gunma Bank Ltd. (The)	32,200	103,825
H-One Co. Ltd.	2,700	17,574
H.U. Group Holdings, Inc.	6,200	182,973
H2O Retailing Corp.	13,300	104,412
Hagihara Industries, Inc.	400	5,471
Hagiwara Electric Holdings Co. Ltd.	800	16,571
Halows Co. Ltd.	600	16,307
Hamakyorex Co. Ltd.	1,600	47,635
Hanwa Co. Ltd.	5,300	158,928
Happinet Corp.	1,500	19,825
Heiwado Co. Ltd.	1,100	21,871
Hinokiya Group Co. Ltd.	500	10,495
Hirogin Holdings, Inc.	18,600	106,985
Hitachi Zosen Corp.	19,300	139,615
Hokkoku Bank Ltd. (The)	1,800	34,499
Hokuetsu Corp.	10,400	57,123
Hokuhoku Financial Group, Inc.	11,000	84,312
Hokuto Corp.	2,200	39,862
Hoosiers Holdings	3,200	19,237
Hosiden Corp.	6,200	51,003
Hyakugo Bank Ltd. (The)	18,300	53,843
I-Net Corp./Kanagawa	200	2,592
I-PEX, Inc.	2,000	35,977
Ichikoh Industries Ltd.	3,500	21,554
Ichinen Holdings Co. Ltd.	1,300	14,642
IDOM, Inc.	8,000	67,986
IHI Corp.(2)	11,400	253,465
Iino Kaiun Kaisha Ltd.	9,100	43,442
Inabata & Co. Ltd.	4,800	73,427
Innotech Corp.	900	11,394
Internet Initiative Japan, Inc.	7,700	268,039
Iseki & Co. Ltd.(2)	1,500	21,533
Ishihara Sangyo Kaisha Ltd.	6,200	63,967
Itochu Enex Co. Ltd.	8,400	75,305
Itochu-Shokuhin Co. Ltd.	100	4,810
Itoham Yonekyu Holdings, Inc.	13,700	92,492
152

Avantis International Small Cap Value Fund
	Shares	Value
IwaiCosmo Holdings, Inc.	2,100	$26,271
Iwasaki Electric Co. Ltd.	200	3,714
Iwatani Corp.	1,300	71,700
J Front Retailing Co. Ltd.	36,700	316,723
Jaccs Co. Ltd.	3,400	84,986
JAFCO Group Co. Ltd.	4,200	253,657
Janome Sewing Machine Co. Ltd.	2,700	16,995
Japan Asia Group Ltd.	3,300	28,944
Japan Aviation Electronics Industry Ltd.	6,400	93,540
Japan Investment Adviser Co. Ltd.	2,500	32,057
Japan Petroleum Exploration Co. Ltd.	4,100	70,534
Japan Transcity Corp.	2,000	10,723
JBCC Holdings, Inc.	900	12,691
JFE Holdings, Inc.	5,000	81,099
Joshin Denki Co. Ltd.	1,900	43,470
JSP Corp.	1,200	17,664
JTEKT Corp.	27,400	247,749
Juroku Bank Ltd. (The)	3,200	67,546
JVCKenwood Corp.	34,700	65,610
K's Holdings Corp.	16,600	181,450
Kaga Electronics Co. Ltd.	2,500	65,791
Kamei Corp.	1,400	14,935
Kanamoto Co. Ltd.	3,900	89,119
Kandenko Co. Ltd.	700	6,014
Kaneka Corp.	6,200	256,596
Kanematsu Corp.	9,000	115,744
Kanto Denka Kogyo Co. Ltd.	6,300	61,303
Kato Sangyo Co. Ltd.	900	27,525
Kawai Musical Instruments Manufacturing Co. Ltd.	800	27,165
Keiyo Co. Ltd.	3,200	23,258
KFC Holdings Japan Ltd.	1,400	37,984
Kimura Chemical Plants Co. Ltd.	1,900	12,772
Kintetsu World Express, Inc.	700	16,984
Kito Corp.	900	13,574
Kitz Corp.	8,700	64,404
Kiyo Bank Ltd. (The)	5,700	81,298
Kobe Steel Ltd.	56,300	357,938
Koei Chemical Co. Ltd.	200	4,861
Kohnan Shoji Co. Ltd.	3,700	121,983
Kojima Co. Ltd.	4,200	24,856
Komehyo Holdings Co. Ltd.	1,300	18,805
Komeri Co. Ltd.	4,200	96,307
Konica Minolta, Inc.	70,500	357,795
Konoike Transport Co. Ltd.	1,200	14,934
Konoshima Chemical Co. Ltd.	700	16,258
Kumagai Gumi Co. Ltd.	3,000	73,257
Kurabo Industries Ltd.	1,300	23,006
Kuraray Co. Ltd.	35,400	332,768
Kureha Corp.	2,300	156,790
Kurimoto Ltd.	800	11,981
Kuriyama Holdings Corp.	200	1,583
153

Avantis International Small Cap Value Fund
	Shares	Value
KYB Corp.	3,000	$84,688
Kyoei Steel Ltd.	3,200	42,532
Kyokuyo Co. Ltd.	1,000	27,397
Kyosan Electric Manufacturing Co. Ltd.	3,000	12,860
Lawson, Inc.	500	24,048
Life Corp.	1,800	71,101
Macnica Fuji Electronics Holdings, Inc.	8,100	194,849
Maeda Corp.	14,700	108,225
Maeda Road Construction Co. Ltd.	3,000	50,342
Maruha Nichiro Corp.	4,900	113,076
Maruzen Showa Unyu Co. Ltd.	1,200	37,093
Maxell Holdings Ltd.(2)	5,700	67,011
MCJ Co. Ltd.	10,600	118,113
Mebuki Financial Group, Inc.	82,700	184,818
Medius Holdings Co. Ltd.	800	6,642
Meidensha Corp.	3,600	80,360
Meiko Electronics Co. Ltd.	3,400	85,098
Meiwa Estate Co. Ltd.	1,200	6,538
Mie Kotsu Group Holdings, Inc.	700	3,187
Mimasu Semiconductor Industry Co. Ltd.	2,200	46,770
Ministop Co. Ltd.	1,500	19,364
Mirait Holdings Corp.	8,500	169,090
Mito Securities Co. Ltd.	4,100	11,320
Mitsuba Corp.(2)	5,300	31,695
Mitsubishi HC Capital, Inc.	31,950	171,091
Mitsubishi Materials Corp.	13,700	280,835
Mitsubishi Steel Manufacturing Co. Ltd.(2)	2,000	22,916
Mitsui Matsushima Holdings Co. Ltd.	200	2,393
Mitsui Mining & Smelting Co. Ltd.	7,200	218,374
Mitsui OSK Lines Ltd.	11,800	909,503
Mitsui-Soko Holdings Co. Ltd.	2,600	63,283
Miyaji Engineering Group, Inc.	800	19,300
Miyazaki Bank Ltd. (The)	1,500	28,114
Mizuho Leasing Co. Ltd.	3,600	115,004
Modec, Inc.	100	1,474
Monex Group, Inc.	16,500	87,791
MrMax Holdings Ltd.	3,200	18,380
Musashi Seimitsu Industry Co. Ltd.	5,800	102,144
Musashino Bank Ltd. (The)	3,300	53,923
Nachi-Fujikoshi Corp.	1,500	58,614
Nafco Co. Ltd.	1,900	31,398
Nagase & Co. Ltd.	7,200	118,754
Naigai Tec Corp.	300	7,481
Nanto Bank Ltd. (The)	3,100	56,714
Nasu Denki Tekko Co. Ltd.	100	9,953
NEC Capital Solutions Ltd.	1,000	19,270
NEC Networks & System Integration Corp.	900	17,156
New Art Holdings Co. Ltd.	1,500	15,024
NGK Spark Plug Co. Ltd.	16,700	256,695
Nichireki Co. Ltd.	2,400	28,047
Nihon Chouzai Co. Ltd.	200	3,149
154

Avantis International Small Cap Value Fund
	Shares	Value
Nihon Dempa Kogyo Co. Ltd.(2)	3,000	$23,910
Nihon Dengi Co. Ltd.	100	3,480
Nihon Flush Co. Ltd.	400	4,607
Nihon House Holdings Co. Ltd.	3,100	11,939
Nikkon Holdings Co. Ltd.	5,700	118,960
Nippo Corp.	6,200	182,186
Nippon Avionics Co. Ltd.(2)	300	7,700
Nippon Chemi-Con Corp.(2)	1,900	37,306
Nippon Chemical Industrial Co. Ltd.	1,100	33,219
Nippon Coke & Engineering Co. Ltd.	15,300	17,509
Nippon Commercial Development Co. Ltd.	1,400	21,499
Nippon Concrete Industries Co. Ltd.	4,300	11,826
Nippon Denko Co. Ltd.	13,200	39,296
Nippon Electric Glass Co. Ltd.	10,600	226,171
Nippon Kayaku Co. Ltd.	11,000	121,709
Nippon Kodoshi Corp.	600	17,842
Nippon Koei Co. Ltd.	800	22,537
Nippon Light Metal Holdings Co. Ltd.	8,100	141,994
Nippon Paper Industries Co. Ltd.	12,400	137,976
Nippon Suisan Kaisha Ltd.	39,700	218,807
Nippon Yakin Kogyo Co. Ltd.	2,500	61,110
Nippon Yusen KK	12,100	973,020
Nipro Corp.	19,000	221,000
Nishi-Nippon Financial Holdings, Inc.	12,800	80,779
Nishikawa Rubber Co. Ltd.	200	2,991
Nishimatsuya Chain Co. Ltd.	3,800	45,664
Nishio Rent All Co. Ltd.	2,400	63,668
Nissei ASB Machine Co. Ltd.	900	34,602
Nissha Co. Ltd.	6,100	98,460
Nissin Electric Co. Ltd.	5,400	61,335
Nittetsu Mining Co. Ltd.	700	42,412
Nitto Kogyo Corp.	2,800	44,068
Nojima Corp.	2,800	68,938
NOK Corp.	10,000	122,636
Nomura Micro Science Co. Ltd.	600	26,418
North Pacific Bank Ltd.	23,200	53,507
NS United Kaiun Kaisha Ltd.	400	13,269
NTN Corp.(2)	7,300	16,699
Ogaki Kyoritsu Bank Ltd. (The)	3,000	53,298
Oita Bank Ltd. (The)	700	11,670
Oji Holdings Corp.	11,900	62,294
Okamoto Machine Tool Works Ltd.	500	23,794
Okamura Corp.	6,100	93,830
Oki Electric Industry Co. Ltd.	11,200	100,471
Okumura Corp.	1,200	32,903
Okura Industrial Co. Ltd.	900	18,452
Okuwa Co. Ltd.	2,200	22,223
Olympic Group Corp.	500	3,450
Orient Corp.	56,400	76,829
Oriental Shiraishi Corp.(2)	7,500	18,658
Osaka Steel Co. Ltd.	1,600	17,892
155

Avantis International Small Cap Value Fund
	Shares	Value
Pacific Industrial Co. Ltd.	6,000	$68,500
Pasona Group, Inc.	2,600	62,966
Pressance Corp.	2,200	34,510
Proto Corp.	1,800	24,229
PS Mitsubishi Construction Co. Ltd.	1,700	10,015
Raiznext Corp.	700	7,047
Relia, Inc.	3,500	37,921
Rengo Co. Ltd.	26,800	218,467
Restar Holdings Corp.	2,300	40,210
Ricoh Leasing Co. Ltd.	1,800	59,706
Riken Corp.	1,100	26,371
Riken Technos Corp.	1,900	9,940
Riken Vitamin Co. Ltd.	2,100	34,784
Roland DG Corp.	2,200	57,146
Ryobi Ltd.	2,500	29,569
Sakai Chemical Industry Co. Ltd.	1,200	23,224
Sakura Internet, Inc.	300	1,700
Sala Corp.	3,300	18,165
San Holdings, Inc.	400	5,177
San-In Godo Bank Ltd. (The)	12,500	65,061
Sanei Architecture Planning Co. Ltd.	800	13,675
Sanix, Inc.(2)	1,600	4,808
Sankyo Frontier Co. Ltd.	200	9,157
Sankyu, Inc.	5,700	265,259
Sanoh Industrial Co. Ltd.	2,500	25,426
Sanwa Holdings Corp.	21,000	278,896
Sanyo Chemical Industries Ltd.	1,300	69,516
Sawada Holdings Co. Ltd.	3,100	28,256
SBS Holdings, Inc.	1,700	61,113
SEC Carbon Ltd.	100	5,409
Seed Co. Ltd.	1,600	10,066
Seikitokyu Kogyo Co. Ltd.	1,800	13,770
Seiko Epson Corp.	4,500	83,811
Sekisui Kasei Co. Ltd.	2,100	11,384
SEMITEC Corp.	200	15,415
Senko Group Holdings Co. Ltd.	12,500	109,878
Senshu Ikeda Holdings, Inc.	17,200	26,242
Seven Bank Ltd.	77,600	176,990
Shibaura Mechatronics Corp.	100	6,005
Shibusawa Warehouse Co. Ltd. (The)	100	1,972
Shikoku Bank Ltd. (The)	2,100	13,916
Shin Nippon Biomedical Laboratories Ltd.	1,000	7,718
Shin-Keisei Electric Railway Co. Ltd.	200	3,894
Shin-Nihon Tatemono Co. Ltd.	3,200	11,750
Shinagawa Refractories Co. Ltd.	500	18,042
Shinnihon Corp.	400	3,133
Shinoken Group Co. Ltd.	3,500	35,410
Shinsei Bank Ltd.	13,200	163,648
Siix Corp.	3,700	43,038
SK-Electronics Co. Ltd.	100	847
SKY Perfect JSAT Holdings, Inc.	19,600	72,668
156

Avantis International Small Cap Value Fund
	Shares	Value
Soken Chemical & Engineering Co. Ltd.	800	$15,291
Space Value Holdings Co. Ltd.(2)	2,300	17,477
St-Care Holding Corp.	1,900	16,302
Star Mica Holdings Co. Ltd.	300	3,790
Starts Corp., Inc.	4,100	106,546
Starzen Co. Ltd.	1,600	32,567
Stella Chemifa Corp.	1,200	31,047
Studio Alice Co. Ltd.	400	8,161
Subaru Enterprise Co. Ltd.	100	7,249
Sumida Corp.	5,100	60,716
Sumitomo Bakelite Co. Ltd.	5,300	228,478
Sumitomo Heavy Industries Ltd.	10,400	272,060
Sumitomo Mitsui Construction Co. Ltd.	8,400	36,449
Sumitomo Osaka Cement Co. Ltd.	4,400	119,432
Sumitomo Riko Co. Ltd.	6,000	38,153
Sumitomo Rubber Industries Ltd.	22,800	273,133
Sumitomo Seika Chemicals Co. Ltd.	900	28,810
Sumitomo Warehouse Co. Ltd. (The)	4,900	79,631
Sun Frontier Fudousan Co. Ltd.	4,900	50,843
Suruga Bank Ltd.	19,000	62,451
Suzuki Co. Ltd.	1,300	9,979
SWCC Showa Holdings Co. Ltd.	2,900	60,316
T RAD Co. Ltd.(2)	600	17,027
T-Gaia Corp.	1,200	21,445
Tachikawa Corp.	400	4,648
Taihei Dengyo Kaisha Ltd.	1,400	34,261
Taiheiyo Cement Corp.	17,700	405,378
Taiho Kogyo Co. Ltd.	1,500	11,543
Taiyo Yuden Co. Ltd.	1,400	79,139
Takamiya Co. Ltd.	1,000	4,361
Takaoka Toko Co. Ltd.	1,400	19,036
Takara Leben Co. Ltd.	13,500	39,271
Takasago International Corp.	1,300	34,174
Takashimaya Co. Ltd.	21,700	216,332
Takasho Co. Ltd.	1,000	9,090
Takeei Corp.	2,600	39,536
Tama Home Co. Ltd.	1,200	26,916
Tamron Co. Ltd.	1,000	23,951
Taoka Chemical Co. Ltd.	100	10,187
Teijin Ltd.	23,200	333,683
Tera Probe, Inc.(2)	500	7,531
Toa Corp. (Tokyo)	1,900	39,761
TOA ROAD Corp.	200	8,342
Toda Corp.	100	730
Toenec Corp.	100	3,358
Toho Zinc Co. Ltd.	1,400	25,821
TOKAI Holdings Corp.	8,600	71,647
Tokuyama Corp.	6,900	137,785
Tokyo Tatemono Co. Ltd.	21,100	323,431
Tokyo Tekko Co. Ltd.	1,600	22,633
Tokyu Fudosan Holdings Corp.	56,000	323,989
157

Avantis International Small Cap Value Fund
	Shares	Value
Tomoku Co. Ltd.	500	$8,669
TOMONY Holdings, Inc.	900	2,640
Tomy Co. Ltd.	8,500	83,373
Tonami Holdings Co. Ltd.	300	12,984
Topre Corp.	5,200	63,290
Topy Industries Ltd.	1,000	10,767
Tosei Corp.	5,200	54,900
Tosho Co. Ltd.	500	7,610
Towa Bank Ltd. (The)	3,200	14,567
Towa Corp.	1,400	34,566
Toyo Construction Co. Ltd.	6,800	34,809
Toyo Engineering Corp.(2)	5,200	42,033
Toyo Ink SC Holdings Co. Ltd.	4,800	88,234
Toyo Seikan Group Holdings Ltd.	20,600	286,812
Toyo Tanso Co. Ltd.	1,100	27,546
Toyo Tire Corp.	14,900	264,681
Toyobo Co. Ltd.	12,000	148,619
Toyoda Gosei Co. Ltd.	8,100	172,255
Toyota Boshoku Corp.	6,100	114,702
TPR Co. Ltd.	2,400	32,402
Traders Holdings Co. Ltd.	1,500	4,521
Transcosmos, Inc.	1,000	31,231
TS Tech Co. Ltd.	11,300	153,060
Tsubakimoto Chain Co.	2,300	70,900
Tsukuba Bank Ltd.	6,900	10,970
UACJ Corp.(2)	5,400	133,993
Ube Industries Ltd.	14,500	292,576
Uchida Yoko Co. Ltd.	1,300	61,476
Ueki Corp.	400	5,395
United Super Markets Holdings, Inc.	6,300	62,621
UNITED, Inc.	1,500	22,670
Unitika Ltd.(2)	6,000	19,001
V Technology Co. Ltd.	1,000	41,135
Valor Holdings Co. Ltd.	4,100	91,536
Vertex Corp.	1,000	27,559
Wacom Co. Ltd.	1,100	7,162
Wakita & Co. Ltd.	3,800	34,995
Warabeya Nichiyo Holdings Co. Ltd.	1,800	39,388
Willplus Holdings Corp.	900	8,066
World Holdings Co. Ltd.	900	21,257
Xebio Holdings Co. Ltd.	2,700	27,087
YAMABIKO Corp.	4,700	54,040
Yamaguchi Financial Group, Inc.	15,200	88,637
Yashima Denki Co. Ltd.	500	4,503
Yellow Hat Ltd.	5,000	88,480
Yodogawa Steel Works Ltd.	2,100	47,390
Yokohama Reito Co. Ltd.	4,400	35,917
Yokohama Rubber Co. Ltd. (The)	18,300	312,136
Yorozu Corp.	1,600	17,319
Yotai Refractories Co. Ltd.	800	9,263
		32,478,826
158

Avantis International Small Cap Value Fund
	Shares	Value
Netherlands — 2.3%
Accell Group NV(2)	2,761	$131,674
AerCap Holdings NV(2)	14,084	759,550
AMG Advanced Metallurgical Group NV	3,635	128,604
ASR Nederland NV	12,897	589,326
Basic-Fit NV(1)(2)	4,176	195,017
Boskalis Westminster	9,284	305,617
Brunel International NV	2,542	33,594
Flow Traders	2,262	92,184
ForFarmers NV	2,391	12,565
Heijmans NV, CVA	3,157	45,338
Koninklijke BAM Groep NV(2)	35,529	117,363
Nedap N.V.	63	4,524
Pharming Group NV(1)(2)	14,429	15,517
PostNL NV	58,821	307,804
SIF Holding NV	899	17,183
TKH Group NV, CVA	4,208	257,884
		3,013,744
New Zealand — 0.8%
Air New Zealand Ltd.(2)	116,302	123,766
Arvida Group Ltd.	21,000	30,771
Kathmandu Holdings Ltd.	3,356	3,216
New Zealand Refining Co. Ltd. (The)(2)	5,917	3,840
Oceania Healthcare Ltd.	496,636	550,489
PGG Wrightson Ltd.	3,178	8,587
SKYCITY Entertainment Group Ltd.(2)	43,155	99,032
Synlait Milk Ltd.(1)(2)	2,707	6,311
Tourism Holdings Ltd.(2)	730	1,243
Warehouse Group Ltd. (The)	4,116	10,756
Z Energy Ltd.	83,608	206,660
		1,044,671
Norway — 2.1%
ABG Sundal Collier Holding ASA	106,475	113,937
Aker Offshore Wind AS(2)	4,035	2,274
Aker Solutions ASA(2)	39,671	73,365
Avance Gas Holding Ltd.	9,963	49,923
BW Energy Ltd.(2)	6,704	21,520
BW LPG Ltd.	7,243	38,566
BW Offshore Ltd.	17,932	55,669
DNO ASA(2)	149,189	135,299
FLEX LNG Ltd.	13,168	197,778
Frontline Ltd.	37,607	271,523
Hafnia Ltd.	19,975	37,508
Hunter Group ASA(2)	64,018	19,721
Kid ASA	4,498	66,416
Klaveness Combination Carriers ASA	899	4,992
Komplett Bank ASA	2,201	2,172
Norske Skog ASA(2)	12,428	46,432
Norwegian Energy Co. ASA(2)	2,000	31,699
Ocean Yield ASA(1)	11,565	41,992
Odfjell Drilling Ltd.(2)	38,648	86,391
159

Avantis International Small Cap Value Fund
	Shares	Value
PGS ASA(2)	132,512	$65,465
Protector Forsikring ASA	15,146	170,639
SpareBank 1 Nord Norge	28,395	285,960
SpareBank 1 Sorost-Norge	1,293	7,498
Sparebanken More	267	11,888
Sparebanken Vest	1,609	16,555
Stolt-Nielsen Ltd.	4,558	56,812
Subsea 7 SA	68,853	523,810
TGS ASA	3,732	41,337
Veidekke ASA	15,948	204,743
Wallenius Wilhelmsen ASA(2)	31,730	125,604
		2,807,488
Portugal — 0.2%
CTT-Correios de Portugal SA	36,092	195,831
Ibersol SGPS SA(2)	101	694
Sonae SGPS SA	53,840	58,625
		255,150
Singapore — 1.6%
BRC Asia Ltd.	5,500	6,131
Centurion Corp. Ltd.(2)	10,500	2,611
China Sunsine Chemical Holdings Ltd.	27,500	10,010
Food Empire Holdings Ltd.	7,400	4,232
Fu Yu Corp. Ltd.	20,700	4,461
GKE Corp. Ltd.(2)	228,600	22,023
Golden Agri-Resources Ltd.	2,197,700	374,983
Hong Fok Corp. Ltd.	81,600	48,193
Hong Leong Asia Ltd.	61,300	38,456
Hour Glass Ltd. (The)(1)	10,500	11,133
Hutchison Port Holdings Trust, U Shares	1,935,600	395,240
InnoTek Ltd.(1)	30,500	18,217
ISDN Holdings Ltd.	39,700	18,701
Japfa Ltd.	138,500	73,108
Medtecs International Corp. Ltd.	18,400	7,444
OUE Ltd.	37,000	38,203
Sing Holdings Ltd.	11,800	3,353
Singapore Press Holdings Ltd.	438,600	632,121
Tuan Sing Holdings Ltd.	409,500	151,778
Yanlord Land Group Ltd.	332,100	293,265
Ying Li International Real Estate Ltd.(2)	4,700	277
		2,153,940
Spain — 1.7%
Acerinox SA	28,026	381,966
Almirall SA	6,842	116,217
Banco de Sabadell SA(2)	546,001	389,247
Bankinter SA	14,346	83,959
Construcciones y Auxiliar de Ferrocarriles SA(2)	3,233	138,738
Deoleo SA(1)(2)	20,503	8,876
Ercros SA(2)	21,359	84,136
Gestamp Automocion SA(2)	39,788	185,058
Mediaset Espana Comunicacion SA(2)	21,551	131,467
Melia Hotels International SA(2)	16,346	114,332
160

Avantis International Small Cap Value Fund
	Shares	Value
Miquel y Costas & Miquel SA	1,397	$27,866
Neinor Homes SA(2)	2,448	34,935
Obrascon Huarte Lain SA(2)	35,550	25,971
Pharma Mar SA	1,912	164,730
Prosegur Cia de Seguridad SA	28,778	93,684
Sacyr SA	14	34
Tubacex SA(1)(2)	5,000	8,758
Unicaja Banco SA	132,213	121,983
Zardoya Otis SA	24,059	158,786
		2,270,743
Sweden — 7.2%
Annehem Fastigheter AB, B Shares(2)	455	2,165
AQ Group AB(2)	739	28,944
Arise AB(2)	2,112	10,101
Arjo AB, B Shares	5,571	71,468
Avanza Bank Holding AB	1,097	42,256
Bilia AB, A Shares	17,104	343,676
Biotage AB	10,293	287,941
Bonava AB, B Shares	20,091	213,497
Boozt AB(2)	10,821	220,741
Bredband2 i Skandinavien AB	21,892	6,392
Bulten AB	2,640	28,100
Bure Equity AB	13,786	643,542
Byggmax Group AB	16,198	143,626
Catena Media plc(1)(2)	12,784	66,523
Cavotec SA(2)	1,100	2,971
Cibus Nordic Real Estate AB	6,277	163,569
Clas Ohlson AB, B Shares(1)(2)	6,352	75,588
Collector AB(1)(2)	18,091	82,008
Corem Property Group AB	80,542	239,618
Dios Fastigheter AB	17,498	206,215
Elanders AB, B Shares	400	7,481
Electrolux Professional AB, B Shares(2)	39,870	311,655
Eolus Vind AB, B Shares(1)	3,712	75,540
Ferronordic AB	1,600	45,399
G5 Entertainment AB	899	46,082
Granges AB	26,042	324,371
Haldex AB(2)	691	3,986
Hexatronic Group AB	6,916	209,303
Hoist Finance AB(2)	4,417	17,543
JM AB	7,806	302,411
Kopparbergs Bryggeri AB, B Shares	2,008	39,533
Kungsleden AB	31,539	473,149
Loomis AB	18,761	582,503
Maha Energy AB(1)(2)	17,201	23,691
Mekonomen AB(2)	9,458	177,823
Millicom International Cellular SA, SDR(2)	13,815	522,800
Mycronic AB	14,579	450,255
NCC AB, B Shares	15,124	270,805
New Wave Group AB, B Shares(2)	13,289	209,818
Nobia AB	22,383	181,627
161

Avantis International Small Cap Value Fund
	Shares	Value
Nobina AB	18,777	$172,253
Nolato AB, B Shares	29,842	345,119
Nordic Entertainment Group AB, B Shares(2)	4,736	275,127
Note AB(2)	2,410	38,328
Nyfosa AB	5,726	88,444
Orexo AB(1)(2)	3,770	15,941
Pandox AB(2)	15,506	257,241
Paradox Interactive AB	4,317	80,149
Peab AB, Class B	38,725	463,565
RaySearch Laboratories AB(1)(2)	3,561	29,227
Resurs Holding AB	29,273	149,448
Saab AB, B Shares	2,075	61,934
Scandi Standard AB	7,357	50,379
Semcon AB	398	5,664
SkiStar AB(2)	11,719	247,409
Stendorren Fastigheter AB(2)	1,094	34,120
Tethys Oil AB	4,907	28,879
TF Bank AB	180	3,809
		9,501,752
Switzerland — 4.7%
ALSO Holding AG(2)	1,278	411,329
Arbonia AG	13,485	279,915
Autoneum Holding AG(2)	847	162,045
Bell Food Group AG	478	148,764
Bellevue Group AG	642	31,705
Bobst Group SA(2)	1,531	140,913
Bossard Holding AG, Class A	1,201	403,955
Bucher Industries AG	1,065	538,830
Burckhardt Compression Holding AG	758	299,568
Burkhalter Holding AG	341	24,633
Bystronic AG	125	175,755
Coltene Holding AG(2)	486	70,121
EFG International AG(2)	25,607	201,998
Feintool International Holding AG(2)	177	12,814
Forbo Holding AG	228	488,060
GAM Holding AG(2)	32,581	62,388
Gurit Holding AG	75	154,974
Leonteq AG	2,711	181,985
Liechtensteinische Landesbank AG	1,372	80,662
OC Oerlikon Corp. AG	51,117	570,286
Orior AG	1,385	142,119
Phoenix Mecano AG	43	22,260
Sensirion Holding AG(2)	2,492	312,722
Softwareone Holding AG(2)	1,545	43,771
St Galler Kantonalbank AG	601	279,588
Swiss Steel Holding AG(2)	42,644	20,058
Swissquote Group Holding SA	1,305	246,365
V-ZUG Holding AG(2)	325	51,870
Valiant Holding AG	3,533	356,140
Valora Holding AG(2)	261	53,512
Zehnder Group AG	2,617	282,947
		6,252,052
162

Avantis International Small Cap Value Fund
	Shares	Value
United Kingdom — 16.1%
AG Barr plc(2)	8,644	$66,250
Anglo Asian Mining plc	5,959	10,823
Anglo Pacific Group plc	7,591	14,084
AO World plc(2)	20,185	64,199
Argentex Group plc	696	926
ASOS plc(2)	6,350	338,771
Atalaya Mining plc(2)	4,387	19,309
Bank of Georgia Group plc(2)	4,856	111,509
Bellway plc	1,338	64,845
Biffa plc(2)	28,021	150,542
Bodycote plc	19,497	258,811
Brewin Dolphin Holdings plc	40,296	220,582
Britvic plc	26,979	361,990
Burford Capital Ltd.	19,349	240,548
Cairn Energy plc	46,683	123,656
Centamin plc	129,917	177,611
Central Asia Metals plc	22,764	78,354
Close Brothers Group plc	20,231	428,685
CMC Markets plc	15,800	90,920
Coats Group plc	125,034	131,273
Computacenter plc	8,146	329,526
ContourGlobal plc	16,408	43,778
Crest Nicholson Holdings plc(2)	40,145	231,490
Daily Mail & General Trust plc	53	806
De La Rue plc(2)	16,138	39,176
Devro plc	13,264	40,768
DFS Furniture plc(2)	8,140	30,305
Direct Line Insurance Group plc	111,088	471,639
Diversified Energy Co. plc	47,100	72,350
Draper Esprit plc(2)	21,180	316,234
Drax Group plc	55,231	314,957
Dunelm Group plc	7,065	124,873
Eckoh plc	2,370	1,923
Esken Ltd.(1)(2)	32,071	6,142
Evraz plc	28,357	230,662
Ferrexpo plc	48,113	252,168
Frasers Group plc(2)	25,373	233,572
Games Workshop Group plc	267	42,483
Genel Energy plc	15,129	28,065
Georgia Capital plc(2)	3,896	33,365
Go-Ahead Group plc (The)(2)	5,271	68,308
Golar LNG Ltd.(2)	9,624	108,270
Greggs plc(2)	10,587	441,632
Gulf Keystone Petroleum Ltd.	24,211	52,581
Gym Group plc (The)(2)	4,025	15,743
Halfords Group plc	21,023	105,211
Hays plc(2)	158,660	347,334
Hill & Smith Holdings plc	10,982	279,843
Hochschild Mining plc	18,689	38,811
Howden Joinery Group plc	79,660	1,036,208
163

Avantis International Small Cap Value Fund
	Shares	Value
Hunting plc	13,843	$39,911
IG Group Holdings plc	37,121	478,019
Inchcape plc	44,581	563,826
Indivior plc(2)	74,717	199,736
IntegraFin Holdings plc	28,521	227,328
International Personal Finance plc(2)	32,615	66,390
Investec plc	63,009	265,054
IP Group plc	98,266	171,594
IWG plc(2)	4,252	17,474
J Sainsbury plc	186,386	779,019
Jadestone Energy plc	3,089	3,232
Johnson Matthey plc	22,489	909,203
Jubilee Metals Group plc(2)	198,165	47,683
Just Group plc(2)	136,195	174,780
Keller Group plc	8,827	121,337
Luxfer Holdings plc	2,514	53,674
M&G plc	378,906	1,073,308
Marks & Spencer Group plc(2)	226,537	559,975
Marston's plc(2)	44,031	52,382
McBride plc(2)	1,428	1,541
Mitchells & Butlers plc(2)	16,470	66,667
Morgan Sindall Group plc	4,499	158,933
Motorpoint group plc(2)	61	284
N Brown Group plc(1)(2)	12,509	9,202
Naked Wines plc(2)	5,268	60,962
OSB Group plc	24,245	170,092
Pagegroup plc(2)	47,378	411,098
Pan African Resources plc(1)	75,333	17,615
Paragon Banking Group plc	24,292	187,738
PayPoint plc	2,766	26,983
Petropavlovsk plc(1)(2)	52,560	15,204
Phoenix Group Holdings plc	7,560	64,777
Photo-Me International plc(2)	12,371	11,826
Playtech plc(2)	25,114	141,290
Plus500 Ltd.	13,049	268,266
Provident Financial plc(2)	40,761	199,818
PZ Cussons plc	23,588	78,234
QinetiQ Group plc	48,000	228,042
Quilter plc	280,922	583,896
Rathbone Brothers plc	5,959	167,555
Reach plc	40,420	227,462
Redde Northgate plc	29,533	177,320
Rhi Magnesita NV	3,368	177,871
Royal Mail plc	93,916	639,638
Secure Trust Bank plc	121	2,120
Senior plc(2)	47,232	115,050
Serica Energy plc	5,537	12,002
Shanta Gold Ltd.	106,592	19,189
Speedy Hire plc	33,225	31,647
Spire Healthcare Group plc(2)	29,420	95,145
St. James's Place plc	9,449	209,246
164

Avantis International Small Cap Value Fund
	Shares	Value
SThree plc	15,533	$111,397
Superdry plc(2)	8,840	42,124
Tate & Lyle plc	49,064	476,515
TBC Bank Group plc	4,137	80,633
Ted Baker plc(2)	8,340	17,607
Telit Communications plc(2)	11,099	34,944
TI Fluid Systems plc	30,162	126,697
TP Icap Group plc	1,502	4,201
Tremor International Ltd.(2)	946	9,610
Vertu Motors plc(2)	3,181	2,362
Victoria plc(2)	9,131	140,016
Victrex plc	8,487	309,632
Virgin Money UK plc(2)	105,165	307,283
Vp plc	235	3,130
Watkin Jones plc	21,513	70,384
Weir Group plc (The)(2)	4,379	105,381
Wickes Group plc(2)	28,357	93,591
WM Morrison Supermarkets plc	143,691	571,540
Xaar plc(2)	5,274	16,383
		21,195,979
TOTAL COMMON STOCKS (Cost $107,783,779)		129,999,270
WARRANTS†
Italy†
Webuild SpA(1)(2) (Cost $—)	6,684	17,852
TEMPORARY CASH INVESTMENTS — 1.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $1,394,096)	1,394,096	1,394,096
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $1,604,022)	1,604,022	1,604,022
TOTAL INVESTMENT SECURITIES — 101.0% (Cost $110,781,897)		133,015,240
OTHER ASSETS AND LIABILITIES — (1.0)%		(1,306,417)
TOTAL NET ASSETS — 100.0%		$131,708,823

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Russell 2000 E-Mini Index	7	September 2021	$794,920	$(20,853)
^Amount represents value and unrealized appreciation (depreciation).

165

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	22.3%
Financials	18.3%
Materials	17.8%
Consumer Discretionary	13.6%
Energy	5.9%
Information Technology	5.0%
Consumer Staples	4.9%
Communication Services	3.9%
Real Estate	3.3%
Health Care	2.7%
Utilities	1.0%
Temporary Cash Investments	1.1%
Temporary Cash Investments - Securities Lending Collateral	1.2%
Other Assets and Liabilities	(1.0)%

NOTES TO SCHEDULE OF INVESTMENTS
CVA	-	Certificaten Van Aandelen
SDR	-	Swedish Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $4,485,166. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $4,803,535, which includes securities collateral of $3,199,513.

See Notes to Financial Statements.

166

AUGUST 31, 2021

Avantis U.S. Equity Fund
	Shares	Value
COMMON STOCKS — 99.2%
Aerospace and Defense — 1.1%
AAR Corp.(1)	296	$10,020
Aerojet Rocketdyne Holdings, Inc.	361	14,989
AeroVironment, Inc.(1)	151	15,456
Astronics Corp.(1)	327	4,369
Axon Enterprise, Inc.(1)	257	46,741
Boeing Co. (The)(1)	1,151	252,644
BWX Technologies, Inc.	1,774	101,881
Curtiss-Wright Corp.	281	34,220
Ducommun, Inc.(1)	89	4,690
General Dynamics Corp.	503	100,756
HEICO Corp.	159	20,164
HEICO Corp., Class A	238	27,189
Hexcel Corp.(1)	906	51,379
Howmet Aerospace, Inc.	1,262	40,068
Huntington Ingalls Industries, Inc.	493	100,656
Kaman Corp.	359	14,030
L3Harris Technologies, Inc.	550	128,155
Lockheed Martin Corp.	930	334,614
Maxar Technologies, Inc.	218	6,930
Mercury Systems, Inc.(1)	91	4,585
Moog, Inc., Class A	161	12,790
National Presto Industries, Inc.	103	8,605
Northrop Grumman Corp.	305	112,148
Parsons Corp.(1)	30	1,063
Raytheon Technologies Corp.	6,610	560,264
Spirit AeroSystems Holdings, Inc., Class A	307	12,047
Textron, Inc.	2,628	190,977
TransDigm Group, Inc.(1)	130	78,971
Triumph Group, Inc.(1)	528	9,747
Virgin Galactic Holdings, Inc.(1)	601	16,293
		2,316,441
Air Freight and Logistics — 0.9%
Air Transport Services Group, Inc.(1)	735	20,132
Atlas Air Worldwide Holdings, Inc.(1)	786	57,512
CH Robinson Worldwide, Inc.	502	45,210
Echo Global Logistics, Inc.(1)	155	5,096
Expeditors International of Washington, Inc.	2,803	349,366
FedEx Corp.	2,182	579,735
Forward Air Corp.	234	20,632
GXO Logistics, Inc.(1)	246	20,120
Hub Group, Inc., Class A(1)	438	30,748
United Parcel Service, Inc., Class B	4,025	787,411
		1,915,962
Airlines — 0.2%
Alaska Air Group, Inc.(1)	549	31,480
Allegiant Travel Co.(1)	133	25,594
American Airlines Group, Inc.(1)	2,286	45,583
Delta Air Lines, Inc.(1)	1,199	48,487
167

Avantis U.S. Equity Fund
	Shares	Value
Hawaiian Holdings, Inc.(1)	262	$5,298
JetBlue Airways Corp.(1)	2,703	40,896
Mesa Air Group, Inc.(1)	522	4,166
SkyWest, Inc.(1)	708	33,028
Southwest Airlines Co.(1)	2,520	125,446
Spirit Airlines, Inc.(1)	1,038	25,462
United Airlines Holdings, Inc.(1)	677	31,487
		416,927
Auto Components — 0.5%
Adient plc(1)	136	5,350
American Axle & Manufacturing Holdings, Inc.(1)	3,118	27,657
Aptiv plc(1)	1,247	189,781
Autoliv, Inc.	1,547	136,739
BorgWarner, Inc.	2,320	99,018
Cooper-Standard Holdings, Inc.(1)	132	3,073
Dana, Inc.	2,357	54,824
Dorman Products, Inc.(1)	353	33,133
Fox Factory Holding Corp.(1)	305	46,869
Gentex Corp.	1,939	59,721
Gentherm, Inc.(1)	349	29,951
Goodyear Tire & Rubber Co. (The)(1)	7,108	112,591
LCI Industries	203	28,757
Lear Corp.	599	95,804
Luminar Technologies, Inc.(1)(2)	346	6,013
Modine Manufacturing Co.(1)	860	10,698
Motorcar Parts of America, Inc.(1)	233	4,618
Patrick Industries, Inc.	244	19,913
Standard Motor Products, Inc.	341	14,626
Stoneridge, Inc.(1)	176	4,101
Superior Industries International, Inc.(1)	846	6,243
Tenneco, Inc., Class A(1)	101	1,576
Veoneer, Inc.(1)	559	20,012
Visteon Corp.(1)	323	34,135
XPEL, Inc.(1)	189	14,360
		1,059,563
Automobiles — 0.8%
Fisker, Inc.(1)	273	3,808
Ford Motor Co.(1)	28,717	374,183
General Motors Co.(1)	9,665	473,682
Harley-Davidson, Inc.	2,895	114,439
Tesla, Inc.(1)	927	682,012
Thor Industries, Inc.	299	33,916
Winnebago Industries, Inc.	487	33,905
Workhorse Group, Inc.(1)(2)	232	2,276
		1,718,221
Banks — 5.9%
1st Source Corp.	134	6,298
Allegiance Bancshares, Inc.	162	6,022
Altabancorp	166	6,892
Amerant Bancorp, Inc.(1)	45	1,196
American National Bankshares, Inc.	144	4,922
168

Avantis U.S. Equity Fund
	Shares	Value
Ameris Bancorp	1,087	$53,524
Arrow Financial Corp.	170	6,265
Associated Banc-Corp.	1,841	37,961
Atlantic Capital Bancshares, Inc.(1)	200	4,846
Atlantic Union Bankshares Corp.	945	34,965
Banc of California, Inc.	324	5,822
BancFirst Corp.	224	12,669
Bancorp, Inc. (The)(1)	1,185	29,222
BancorpSouth Bank	1,288	37,777
Bank First Corp.	58	4,118
Bank of America Corp.	25,750	1,075,062
Bank of Hawaii Corp.	498	41,737
Bank of Marin Bancorp	143	5,177
Bank OZK	1,258	53,377
BankUnited, Inc.	1,473	61,910
Banner Corp.	397	22,708
Bar Harbor Bankshares	129	3,535
Berkshire Hills Bancorp, Inc.	845	21,657
BOK Financial Corp.	439	38,654
Brookline Bancorp, Inc.	1,675	25,075
Bryn Mawr Bank Corp.	141	5,753
Business First Bancshares, Inc.	209	4,999
Byline Bancorp, Inc.	231	5,683
Cadence BanCorp	1,756	37,772
Cambridge Bancorp	61	5,230
Camden National Corp.	147	6,860
Capital City Bank Group, Inc.	175	4,058
Capstar Financial Holdings, Inc.	296	6,228
Carter Bankshares, Inc.(1)	362	4,413
Cathay General Bancorp	1,003	39,899
CBTX, Inc.	179	4,872
Central Pacific Financial Corp.	228	5,771
CIT Group, Inc.	1,873	103,802
Citigroup, Inc.	12,570	903,909
Citizens & Northern Corp.	211	5,294
Citizens Financial Group, Inc.	4,241	185,713
City Holding Co.	124	9,660
Civista Bancshares, Inc.	218	5,127
CNB Financial Corp.	228	5,604
Columbia Banking System, Inc.	440	15,998
Comerica, Inc.	1,861	137,547
Commerce Bancshares, Inc.	1,107	78,287
Community Bank System, Inc.	480	35,520
Community Trust Bancorp, Inc.	148	6,166
ConnectOne Bancorp, Inc.	823	23,546
CrossFirst Bankshares, Inc.(1)	269	3,556
Cullen/Frost Bankers, Inc.	555	63,392
Customers Bancorp, Inc.(1)	891	36,896
CVB Financial Corp.	1,619	32,963
Dime Community Bancshares, Inc.	217	7,161
Eagle Bancorp, Inc.	613	35,370
169

Avantis U.S. Equity Fund
	Shares	Value
East West Bancorp, Inc.	1,482	$108,690
Eastern Bankshares, Inc.	1,829	36,178
Enterprise Bancorp, Inc.	150	5,063
Enterprise Financial Services Corp.	559	25,105
Equity Bancshares, Inc., Class A(1)	171	5,486
F.N.B. Corp.	4,167	48,671
Farmers National Banc Corp.	306	4,774
FB Financial Corp.	620	25,538
Fifth Third Bancorp	6,766	262,927
Financial Institutions, Inc.	188	5,971
First BanCorp	3,833	48,794
First Bancorp, Inc. (The)	69	2,049
First Bancorp/Southern Pines NC	284	11,860
First Bancshares, Inc. (The)	178	7,213
First Busey Corp.	1,056	25,027
First Citizens BancShares, Inc., Class A	92	82,588
First Commonwealth Financial Corp.	774	10,464
First Community Bankshares, Inc.	170	5,311
First Financial Bancorp	1,572	36,958
First Financial Bankshares, Inc.	1,294	61,620
First Financial Corp.	130	5,256
First Foundation, Inc.	506	12,159
First Hawaiian, Inc.	1,405	39,214
First Horizon Corp.	4,560	74,738
First Internet Bancorp	133	3,953
First Interstate BancSystem, Inc., Class A	610	26,877
First Merchants Corp.	739	30,410
First Mid Bancshares, Inc.	109	4,458
First Midwest Bancorp, Inc.	852	15,958
First of Long Island Corp. (The)	279	5,915
First Republic Bank	1,128	224,404
Flushing Financial Corp.	297	6,810
Fulton Financial Corp.	1,921	30,448
German American Bancorp, Inc.	143	5,342
Glacier Bancorp, Inc.	1,079	57,468
Great Southern Bancorp, Inc.	99	5,393
Great Western Bancorp, Inc.	910	28,174
Hancock Whitney Corp.	930	42,743
Hanmi Financial Corp.	324	6,247
HarborOne Bancorp, Inc.	694	9,806
Heartland Financial USA, Inc.	638	30,005
Heritage Commerce Corp.	563	6,345
Heritage Financial Corp.	241	6,133
Hilltop Holdings, Inc.	1,443	48,297
Home BancShares, Inc.	1,659	36,747
HomeTrust Bancshares, Inc.	196	5,453
Hope Bancorp, Inc.	1,952	26,918
Horizon Bancorp, Inc.	324	5,783
Huntington Bancshares, Inc.	9,691	150,501
Independent Bank Corp. (Massachusetts)	393	30,143
Independent Bank Corp. (Michigan)	245	5,130
170

Avantis U.S. Equity Fund
	Shares	Value
Independent Bank Group, Inc.	478	$33,666
International Bancshares Corp.	838	35,095
Investors Bancorp, Inc.	3,994	57,154
JPMorgan Chase & Co.	12,746	2,038,723
KeyCorp	9,178	186,497
Lakeland Bancorp, Inc.	390	6,583
Lakeland Financial Corp.	202	13,415
Live Oak Bancshares, Inc.	418	25,586
M&T Bank Corp.	1,143	160,031
Macatawa Bank Corp.	489	4,015
Mercantile Bank Corp.	179	5,585
Metropolitan Bank Holding Corp.(1)	100	7,830
Midland States Bancorp, Inc.	233	5,895
MidWestOne Financial Group, Inc.	190	5,578
MVB Financial Corp.	145	5,733
National Bank Holdings Corp., Class A	285	10,687
NBT Bancorp, Inc.	697	24,994
Nicolet Bankshares, Inc.(1)	75	5,731
Northrim BanCorp, Inc.	88	3,693
OceanFirst Financial Corp.	474	10,077
OFG Bancorp	585	13,929
Old National Bancorp.	2,075	34,569
Old Second Bancorp, Inc.	455	5,351
Origin Bancorp, Inc.	543	22,344
Pacific Premier Bancorp, Inc.	937	37,443
PacWest Bancorp	1,609	68,463
Park National Corp.	230	26,965
Parke Bancorp, Inc.	239	4,904
Peapack-Gladstone Financial Corp.	200	6,662
People's United Financial, Inc.	4,678	76,860
Peoples Bancorp, Inc.	172	5,373
Pinnacle Financial Partners, Inc.	712	69,007
PNC Financial Services Group, Inc. (The)	2,186	417,745
Popular, Inc.	1,396	106,012
Preferred Bank	160	10,222
Primis Financial Corp.	314	4,707
Prosperity Bancshares, Inc.	794	55,485
QCR Holdings, Inc.	102	5,299
RBB Bancorp	230	5,920
Regions Financial Corp.	8,913	182,093
Reliant Bancorp, Inc.	200	5,800
Renasant Corp.	405	14,215
Republic Bancorp, Inc., Class A	141	7,068
S&T Bancorp, Inc.	253	7,539
Sandy Spring Bancorp, Inc.	753	32,808
Seacoast Banking Corp. of Florida	465	14,852
ServisFirst Bancshares, Inc.	779	57,194
Sierra Bancorp	218	5,542
Signature Bank	596	154,561
Silvergate Capital Corp., Class A(1)	116	13,106
Simmons First National Corp., Class A	1,486	43,168
171

Avantis U.S. Equity Fund
	Shares	Value
SmartFinancial, Inc.	229	$5,720
South State Corp.	618	42,382
Southern First Bancshares, Inc.(1)	100	5,098
Southside Bancshares, Inc.	640	24,122
Spirit of Texas Bancshares, Inc.	210	4,967
Sterling Bancorp	2,046	46,833
Stock Yards Bancorp, Inc.	339	17,486
Summit Financial Group, Inc.	196	4,692
SVB Financial Group(1)	615	344,092
Synovus Financial Corp.	2,349	101,242
Texas Capital Bancshares, Inc.(1)	608	41,338
Tompkins Financial Corp.	301	23,957
Towne Bank	1,053	32,085
TriCo Bancshares	216	8,543
TriState Capital Holdings, Inc.(1)	265	5,356
Triumph Bancorp, Inc.(1)	405	33,299
Truist Financial Corp.	7,318	417,565
Trustmark Corp.	1,001	31,652
U.S. Bancorp	7,226	414,700
UMB Financial Corp.	745	68,227
Umpqua Holdings Corp.	3,640	70,871
United Bankshares, Inc.	1,184	43,015
United Community Banks, Inc.	1,112	33,549
Univest Financial Corp.	237	6,418
Valley National Bancorp	5,354	69,816
Veritex Holdings, Inc.	751	26,983
Washington Trust Bancorp, Inc.	148	7,882
Webster Financial Corp.	1,033	52,187
Wells Fargo & Co.	20,304	927,893
WesBanco, Inc.	441	14,994
West BanCorp, Inc.	181	5,537
Westamerica Bancorporation	156	8,851
Western Alliance Bancorp	1,281	124,974
Wintrust Financial Corp.	925	69,227
Zions Bancorp N.A.	2,213	128,133
		12,661,415
Beverages — 0.9%
Boston Beer Co., Inc. (The), Class A(1)	75	42,766
Brown-Forman Corp., Class A	198	13,108
Brown-Forman Corp., Class B	1,630	114,458
Coca-Cola Co. (The)	13,542	762,550
Coca-Cola Consolidated, Inc.	123	49,958
Constellation Brands, Inc., Class A	59	12,457
Keurig Dr Pepper, Inc.	2,240	79,901
MGP Ingredients, Inc.	401	26,185
Molson Coors Beverage Co., Class B	1,996	94,870
Monster Beverage Corp.(1)	1,766	172,309
National Beverage Corp.	619	28,814
PepsiCo, Inc.	4,041	631,972
		2,029,348
172

Avantis U.S. Equity Fund
	Shares	Value
Biotechnology — 2.9%
AbbVie, Inc.	5,902	$712,844
ACADIA Pharmaceuticals, Inc.(1)	198	3,467
Acceleron Pharma, Inc.(1)	257	34,407
Adverum Biotechnologies, Inc.(1)	241	586
Affimed NV(1)	1,762	12,404
Agios Pharmaceuticals, Inc.(1)	619	27,657
Akebia Therapeutics, Inc.(1)	228	670
Albireo Pharma, Inc.(1)	120	3,666
Alector, Inc.(1)	467	12,623
Alkermes plc(1)	743	23,226
Allakos, Inc.(1)	54	4,815
Allogene Therapeutics, Inc.(1)	125	2,981
Alnylam Pharmaceuticals, Inc.(1)	187	37,667
Altimmune, Inc.(1)(2)	125	1,874
ALX Oncology Holdings, Inc.(1)	72	5,040
Amgen, Inc.	2,133	481,055
Amicus Therapeutics, Inc.(1)	341	3,884
AnaptysBio, Inc.(1)	151	3,867
Anika Therapeutics, Inc.(1)	17	733
Arcturus Therapeutics Holdings, Inc.(1)(2)	69	3,782
Arcus Biosciences, Inc.(1)	309	9,014
Arcutis Biotherapeutics, Inc.(1)	166	3,514
Ardelyx, Inc.(1)	348	491
Arena Pharmaceuticals, Inc.(1)	478	25,296
Arrowhead Pharmaceuticals, Inc.(1)	684	45,910
Assembly Biosciences, Inc.(1)	133	505
Atara Biotherapeutics, Inc.(1)	193	2,891
Avid Bioservices, Inc.(1)	621	15,053
Beam Therapeutics, Inc.(1)	102	11,314
BioCryst Pharmaceuticals, Inc.(1)	946	15,060
Biogen, Inc.(1)	1,538	521,244
Biohaven Pharmaceutical Holding Co. Ltd.(1)	200	26,248
BioMarin Pharmaceutical, Inc.(1)	941	79,242
Bluebird Bio, Inc.(1)	123	2,251
Blueprint Medicines Corp.(1)	435	40,572
Bridgebio Pharma, Inc.(1)	204	10,222
Calithera Biosciences, Inc.(1)	173	424
Catalyst Pharmaceuticals, Inc.(1)	713	3,929
Celldex Therapeutics, Inc.(1)	295	15,532
Cerevel Therapeutics Holdings, Inc.(1)	214	6,775
Chimerix, Inc.(1)	557	3,955
Coherus Biosciences, Inc.(1)	404	6,456
Cortexyme, Inc.(1)	256	24,653
CRISPR Therapeutics AG(1)	149	18,618
Cullinan Oncology, Inc.(1)(2)	506	14,279
CureVac NV(1)	137	9,019
Deciphera Pharmaceuticals, Inc.(1)	82	2,583
Denali Therapeutics, Inc.(1)	843	44,848
DermTech, Inc.(1)	291	10,825
Dicerna Pharmaceuticals, Inc.(1)	1,004	20,662
173

Avantis U.S. Equity Fund
	Shares	Value
Eagle Pharmaceuticals, Inc.(1)	139	$7,418
Editas Medicine, Inc.(1)	376	23,910
Emergent BioSolutions, Inc.(1)	527	33,243
Enanta Pharmaceuticals, Inc.(1)	47	2,688
Exact Sciences Corp.(1)	321	33,506
Exelixis, Inc.(1)	1,258	24,116
Fate Therapeutics, Inc.(1)	134	9,816
FibroGen, Inc.(1)	118	1,372
Frequency Therapeutics, Inc.(1)(2)	165	1,274
G1 Therapeutics, Inc.(1)(2)	166	2,510
Generation Bio Co.(1)	153	3,825
Geron Corp.(1)(2)	2,825	4,096
Gilead Sciences, Inc.	10,537	766,883
Global Blood Therapeutics, Inc.(1)	101	2,898
Gossamer Bio, Inc.(1)	39	388
Halozyme Therapeutics, Inc.(1)	1,123	47,155
Harpoon Therapeutics, Inc.(1)	487	4,617
Heron Therapeutics, Inc.(1)	189	2,206
Horizon Therapeutics plc(1)	1,247	134,788
Ideaya Biosciences, Inc.(1)	273	6,416
ImmunoGen, Inc.(1)	508	3,073
Incyte Corp.(1)	841	64,328
Inovio Pharmaceuticals, Inc.(1)	1,873	16,183
Intellia Therapeutics, Inc.(1)	244	39,169
Invitae Corp.(1)(2)	264	7,822
Ionis Pharmaceuticals, Inc.(1)	359	14,274
Iovance Biotherapeutics, Inc.(1)	278	6,691
Ironwood Pharmaceuticals, Inc.(1)	2,131	27,916
iTeos Therapeutics, Inc.(1)	127	3,600
IVERIC bio, Inc.(1)	1,061	11,215
Keros Therapeutics, Inc.(1)	47	1,581
Kiniksa Pharmaceuticals Ltd., Class A(1)	232	2,919
Kodiak Sciences, Inc.(1)	87	8,194
Krystal Biotech, Inc.(1)	58	3,361
Kymera Therapeutics, Inc.(1)	153	9,507
Ligand Pharmaceuticals, Inc.(1)	127	16,802
MacroGenics, Inc.(1)	152	3,589
Madrigal Pharmaceuticals, Inc.(1)	28	2,317
Mirati Therapeutics, Inc.(1)	141	23,932
Moderna, Inc.(1)	3,551	1,337,626
Myriad Genetics, Inc.(1)	416	14,884
Natera, Inc.(1)	164	19,423
Neurocrine Biosciences, Inc.(1)	563	53,598
Nkarta, Inc.(1)	93	3,008
Novavax, Inc.(1)	450	107,343
Nurix Therapeutics, Inc.(1)	137	4,410
OPKO Health, Inc.(1)(2)	1,613	6,226
Passage Bio, Inc.(1)	253	3,041
PDL BioPharma, Inc.(1)	752	1,857
Protagonist Therapeutics, Inc.(1)	357	17,314
Prothena Corp. plc(1)	243	16,310
174

Avantis U.S. Equity Fund
	Shares	Value
Regeneron Pharmaceuticals, Inc.(1)	592	$398,653
REGENXBIO, Inc.(1)	230	7,429
Relay Therapeutics, Inc.(1)(2)	247	7,911
Repare Therapeutics, Inc.(1)	136	4,624
Replimune Group, Inc.(1)	131	4,161
REVOLUTION Medicines, Inc.(1)	430	12,509
Rhythm Pharmaceuticals, Inc.(1)	119	1,548
Sage Therapeutics, Inc.(1)	651	30,083
Sangamo Therapeutics, Inc.(1)	1,575	15,608
Sarepta Therapeutics, Inc.(1)	291	22,733
Seagen, Inc.(1)	371	62,180
Spectrum Pharmaceuticals, Inc.(1)	83	195
SpringWorks Therapeutics, Inc.(1)	56	4,206
Stoke Therapeutics, Inc.(1)(2)	72	1,885
Sutro Biopharma, Inc.(1)	160	3,475
TCR2 Therapeutics, Inc.(1)	110	1,845
TG Therapeutics, Inc.(1)	186	5,035
Translate Bio, Inc.(1)	1,056	39,494
Travere Therapeutics, Inc.(1)	176	3,842
Turning Point Therapeutics, Inc.(1)	116	8,934
Twist Bioscience Corp.(1)	62	7,019
Ultragenyx Pharmaceutical, Inc.(1)	172	16,562
United Therapeutics Corp.(1)	516	110,878
Vanda Pharmaceuticals, Inc.(1)	982	16,439
Vaxart, Inc.(1)	1,500	13,425
VBI Vaccines, Inc.(1)(2)	770	2,780
Vertex Pharmaceuticals, Inc.(1)	594	118,972
Viking Therapeutics, Inc.(1)(2)	399	2,637
Vir Biotechnology, Inc.(1)	247	12,730
Voyager Therapeutics, Inc.(1)	243	792
Xencor, Inc.(1)	293	9,924
Xenon Pharmaceuticals, Inc.(1)	253	4,465
ZIOPHARM Oncology, Inc.(1)(2)	600	978
Zymeworks, Inc.(1)	83	2,738
		6,289,960
Building Products — 0.8%
AAON, Inc.	427	29,083
Advanced Drainage Systems, Inc.	403	46,002
Allegion plc	646	93,018
American Woodmark Corp.(1)	7	493
AO Smith Corp.	1,822	132,496
Apogee Enterprises, Inc.	686	29,484
Armstrong World Industries, Inc.	518	53,836
AZEK Co., Inc. (The)(1)	127	5,396
Builders FirstSource, Inc.(1)	1,190	63,415
Carlisle Cos., Inc.	502	105,792
Carrier Global Corp.	1,382	79,603
Cornerstone Building Brands, Inc.(1)	599	9,955
CSW Industrials, Inc.	63	8,366
Fortune Brands Home & Security, Inc.	646	62,901
Gibraltar Industries, Inc.(1)	251	18,740
175

Avantis U.S. Equity Fund
	Shares	Value
Griffon Corp.	547	$13,237
Insteel Industries, Inc.	667	24,679
JELD-WEN Holding, Inc.(1)	1,516	41,751
Johnson Controls International plc	1,462	109,358
Lennox International, Inc.	105	35,194
Masco Corp.	888	53,919
Masonite International Corp.(1)	527	63,071
Owens Corning	1,860	177,723
PGT Innovations, Inc.(1)	395	8,386
Quanex Building Products Corp.	489	11,521
Resideo Technologies, Inc.(1)	227	7,318
Simpson Manufacturing Co., Inc.	541	61,214
Trane Technologies plc	863	171,306
Trex Co., Inc.(1)	764	83,857
UFP Industries, Inc.	478	35,888
		1,637,002
Capital Markets — 4.4%
Affiliated Managers Group, Inc.	86	14,629
Ameriprise Financial, Inc.	1,489	406,363
Apollo Global Management, Inc.	2,846	170,134
Ares Management Corp., Class A	473	36,506
Artisan Partners Asset Management, Inc., Class A	1,287	66,873
B. Riley Financial, Inc.	474	31,066
Bank of New York Mellon Corp. (The)	5,518	304,704
BGC Partners, Inc., Class A	5,615	28,917
BlackRock, Inc.	514	484,851
Blackstone, Inc.	6,284	790,087
Brightsphere Investment Group, Inc.	1,432	38,936
Carlyle Group, Inc. (The)	3,699	182,657
Cboe Global Markets, Inc.	427	53,866
Charles Schwab Corp. (The)	5,516	401,841
CME Group, Inc.	1,431	288,661
Cohen & Steers, Inc.	447	39,206
Cowen, Inc., Class A	748	26,958
Diamond Hill Investment Group, Inc.	26	4,759
Evercore, Inc., Class A	678	94,676
FactSet Research Systems, Inc.	184	69,960
Federated Hermes, Inc.	1,488	50,339
Focus Financial Partners, Inc., Class A(1)	113	5,862
Franklin Resources, Inc.	2,260	73,314
Freedom Holding Corp.(1)(2)	248	15,979
Goldman Sachs Group, Inc. (The)	2,696	1,114,823
Hamilton Lane, Inc., Class A	248	21,345
Houlihan Lokey, Inc.	912	82,262
Interactive Brokers Group, Inc., Class A	187	12,088
Intercontinental Exchange, Inc.	629	75,184
Invesco Ltd.	4,357	110,319
Janus Henderson Group plc	2,874	124,617
Jefferies Financial Group, Inc.	3,508	129,656
KKR & Co., Inc.	6,594	423,928
Lazard Ltd., Class A	1,687	79,964
176

Avantis U.S. Equity Fund
	Shares	Value
LPL Financial Holdings, Inc.	448	$66,237
MarketAxess Holdings, Inc.	79	37,598
Moelis & Co., Class A	1,237	76,632
Moody's Corp.	754	287,101
Morgan Stanley	8,607	898,829
Morningstar, Inc.	108	28,943
MSCI, Inc.	183	116,128
Nasdaq, Inc.	235	46,008
Northern Trust Corp.	1,993	236,210
Open Lending Corp., Class A(1)	1,504	55,603
Oppenheimer Holdings, Inc., Class A	123	5,731
Piper Sandler Cos.	415	59,312
Raymond James Financial, Inc.	1,253	175,295
S&P Global, Inc.	960	426,067
SEI Investments Co.	1,963	123,296
State Street Corp.	2,457	228,280
Stifel Financial Corp.	1,255	86,720
StoneX Group, Inc.(1)	103	7,178
T. Rowe Price Group, Inc.	2,275	509,304
Tradeweb Markets, Inc., Class A	424	36,892
Victory Capital Holdings, Inc., Class A	185	6,481
Virtu Financial, Inc., Class A	2,024	49,548
Virtus Investment Partners, Inc.	93	29,081
WisdomTree Investments, Inc.	863	5,446
		9,453,250
Chemicals — 2.1%
AdvanSix, Inc.(1)	810	29,565
Air Products and Chemicals, Inc.	1,311	353,328
Albemarle Corp.	582	137,783
American Vanguard Corp.	263	4,032
Amyris, Inc.(1)	1,037	15,607
Ashland Global Holdings, Inc.	677	61,681
Avient Corp.	608	31,671
Axalta Coating Systems Ltd.(1)	1,496	45,688
Balchem Corp.	144	20,221
Cabot Corp.	1,331	71,075
Celanese Corp.	1,097	173,984
CF Industries Holdings, Inc.	1,342	60,954
Chase Corp.	49	5,611
Chemours Co. (The)	3,885	130,186
Corteva, Inc.	3,363	147,871
Dow, Inc.	5,163	324,753
DuPont de Nemours, Inc.	2,343	173,429
Eastman Chemical Co.	1,031	116,668
Ecolab, Inc.	531	119,666
Ecovyst, Inc.	578	7,520
Ferro Corp.(1)	881	18,325
FMC Corp.	1,180	110,483
FutureFuel Corp.	321	2,571
GCP Applied Technologies, Inc.(1)	467	11,133
H.B. Fuller Co.	20	1,351
177

Avantis U.S. Equity Fund
	Shares	Value
Hawkins, Inc.	200	$7,576
Huntsman Corp.	1,053	27,831
Ingevity Corp.(1)	819	65,839
Innospec, Inc.	174	16,286
International Flavors & Fragrances, Inc.	868	131,502
Intrepid Potash, Inc.(1)	162	5,024
Koppers Holdings, Inc.(1)	221	7,271
Kraton Corp.(1)	499	21,018
Kronos Worldwide, Inc.	305	4,038
Linde plc	1,783	560,914
Livent Corp.(1)	812	20,194
LyondellBasell Industries NV, Class A	3,117	312,791
Minerals Technologies, Inc.	413	32,478
Mosaic Co. (The)	5,000	160,900
NewMarket Corp.	96	33,574
Olin Corp.	606	30,203
Orion Engineered Carbons SA(1)	1,567	27,689
PPG Industries, Inc.	980	156,359
Quaker Chemical Corp.	63	16,325
Rayonier Advanced Materials, Inc.(1)	569	4,017
RPM International, Inc.	949	78,093
Scotts Miracle-Gro Co. (The)	313	49,088
Sensient Technologies Corp.	532	46,204
Sherwin-Williams Co. (The)	935	283,931
Stepan Co.	231	27,156
Tredegar Corp.	322	4,276
Trinseo SA	576	29,912
Tronox Holdings plc, Class A	1,947	41,140
Valvoline, Inc.	818	24,671
Westlake Chemical Corp.	434	37,910
WR Grace & Co.	406	28,274
		4,467,640
Commercial Services and Supplies — 0.7%
ACCO Brands Corp.	111	1,040
ADT, Inc.	111	950
Brady Corp., Class A	638	34,024
Brink's Co. (The)	478	37,360
Casella Waste Systems, Inc., Class A(1)	621	45,948
Cimpress plc(1)	8	760
Cintas Corp.	305	120,710
Civeo Corp.(1)	270	6,383
Clean Harbors, Inc.(1)	960	98,515
Copart, Inc.(1)	1,874	270,456
CoreCivic, Inc.(1)	3,366	32,717
Covanta Holding Corp.	1,518	30,436
Deluxe Corp.	156	5,983
Ennis, Inc.	205	3,979
Healthcare Services Group, Inc.	1,523	39,842
Heritage-Crystal Clean, Inc.(1)	176	5,199
Herman Miller, Inc.	1,559	65,525
HNI Corp.	1,019	38,610
178

Avantis U.S. Equity Fund
	Shares	Value
IAA, Inc.(1)	694	$36,865
Interface, Inc.	1,955	28,113
KAR Auction Services, Inc.(1)	64	1,082
Kimball International, Inc., Class B	412	5,138
MSA Safety, Inc.	191	31,102
Pitney Bowes, Inc.	1,109	8,284
Republic Services, Inc.	429	53,252
Rollins, Inc.	843	32,809
Steelcase, Inc., Class A	935	13,174
Stericycle, Inc.(1)	75	5,220
Team, Inc.(1)	460	2,061
Tetra Tech, Inc.	56	8,055
UniFirst Corp.	194	44,440
US Ecology, Inc.(1)	196	7,027
VSE Corp.	101	5,049
Waste Connections, Inc.	654	84,503
Waste Management, Inc.	1,454	225,530
		1,430,141
Communications Equipment — 0.6%
ADTRAN, Inc.	351	7,252
Arista Networks, Inc.(1)	352	130,074
Aviat Networks, Inc.(1)	332	11,766
Cambium Networks Corp.(1)	125	4,684
Ciena Corp.(1)	1,547	88,380
Cisco Systems, Inc.	8,982	530,118
CommScope Holding Co., Inc.(1)	2,063	32,595
Comtech Telecommunications Corp.	175	4,466
Digi International, Inc.(1)	208	4,572
EchoStar Corp., Class A(1)	780	21,060
EMCORE Corp.(1)	812	6,074
Extreme Networks, Inc.(1)	2,001	21,671
F5 Networks, Inc.(1)	259	52,725
Juniper Networks, Inc.	1,550	44,919
Lumentum Holdings, Inc.(1)	453	39,248
Motorola Solutions, Inc.	426	104,038
NETGEAR, Inc.(1)	326	11,648
NetScout Systems, Inc.(1)	301	8,253
Plantronics, Inc.(1)	112	3,335
Ribbon Communications, Inc.(1)	594	3,879
Ubiquiti, Inc.	16	5,206
ViaSat, Inc.(1)	1,590	82,107
Viavi Solutions, Inc.(1)	2,191	35,691
		1,253,761
Construction and Engineering — 0.4%
AECOM(1)	294	19,275
Ameresco, Inc., Class A(1)	240	16,596
API Group Corp.(1)	1,739	40,327
Arcosa, Inc.	359	18,244
Argan, Inc.	194	8,982
Comfort Systems USA, Inc.	847	64,355
Construction Partners, Inc., Class A(1)	394	13,187
179

Avantis U.S. Equity Fund
	Shares	Value
Dycom Industries, Inc.(1)	410	$30,885
EMCOR Group, Inc.	1,105	134,258
Fluor Corp.(1)	1,268	21,125
Granite Construction, Inc.	723	29,311
Great Lakes Dredge & Dock Corp.(1)	920	13,901
IES Holdings, Inc.(1)	104	5,086
MasTec, Inc.(1)	1,182	108,082
Matrix Service Co.(1)	1	11
MYR Group, Inc.(1)	451	46,909
Northwest Pipe Co.(1)	29	752
Primoris Services Corp.	679	17,450
Quanta Services, Inc.	904	92,298
Sterling Construction Co., Inc.(1)	761	17,549
Tutor Perini Corp.(1)	360	5,191
Valmont Industries, Inc.	236	58,731
WillScot Mobile Mini Holdings Corp.(1)	1,493	44,193
		806,698
Construction Materials — 0.2%
Eagle Materials, Inc.	835	130,961
Forterra, Inc.(1)	187	4,309
Martin Marietta Materials, Inc.	428	163,175
Summit Materials, Inc., Class A(1)	654	22,020
United States Lime & Minerals, Inc.	34	4,967
Vulcan Materials Co.	657	122,156
		447,588
Consumer Finance — 1.8%
Ally Financial, Inc.	6,634	350,939
American Express Co.	5,187	860,835
Atlanticus Holdings Corp.(1)	173	11,107
Capital One Financial Corp.	4,379	726,783
Credit Acceptance Corp.(1)(2)	174	100,864
Discover Financial Services	3,913	501,725
Encore Capital Group, Inc.(1)	839	41,287
Enova International, Inc.(1)	991	32,683
EZCORP, Inc., Class A(1)	1,486	10,239
FirstCash, Inc.	493	42,245
Green Dot Corp., Class A(1)	604	31,553
LendingClub Corp.(1)	672	20,872
Navient Corp.	4,560	105,838
Nelnet, Inc., Class A	372	30,087
OneMain Holdings, Inc.	1,742	100,740
Oportun Financial Corp.(1)	218	5,505
PRA Group, Inc.(1)	898	37,716
PROG Holdings, Inc.	1,289	60,995
Regional Management Corp.	159	9,449
Santander Consumer USA Holdings, Inc.	1,281	53,456
SLM Corp.	7,648	143,400
Synchrony Financial	7,478	372,030
Upstart Holdings, Inc.(1)	782	179,172
World Acceptance Corp.(1)	67	12,721
		3,842,241
180

Avantis U.S. Equity Fund
	Shares	Value
Containers and Packaging — 0.6%
Amcor plc	4,875	$62,644
AptarGroup, Inc.	741	99,887
Avery Dennison Corp.	871	196,315
Ball Corp.	633	60,743
Berry Global Group, Inc.(1)	760	51,049
Crown Holdings, Inc.	534	58,628
Graphic Packaging Holding Co.	1,956	40,137
Greif, Inc., Class A	102	6,459
International Paper Co.	2,439	146,560
Myers Industries, Inc.	444	10,123
O-I Glass, Inc.(1)	556	8,412
Packaging Corp. of America	1,065	161,560
Sealed Air Corp.	1,333	81,353
Silgan Holdings, Inc.	152	6,449
Sonoco Products Co.	1,252	81,756
UFP Technologies, Inc.(1)	50	3,499
WestRock Co.	2,747	142,954
		1,218,528
Distributors — 0.3%
Core-Mark Holding Co., Inc.	379	17,434
Funko, Inc., Class A(1)	360	7,178
Genuine Parts Co.	2,632	321,604
LKQ Corp.(1)	3,516	185,258
Pool Corp.	343	169,545
		701,019
Diversified Consumer Services — 0.2%
2U, Inc.(1)	215	7,961
Adtalem Global Education, Inc.(1)	365	13,505
American Public Education, Inc.(1)	77	2,025
Bright Horizons Family Solutions, Inc.(1)	43	6,268
Chegg, Inc.(1)	238	19,806
Coursera, Inc.(1)	386	14,849
frontdoor, Inc.(1)	115	5,016
Graham Holdings Co., Class B	49	30,224
Grand Canyon Education, Inc.(1)	508	45,283
H&R Block, Inc.	979	25,111
Houghton Mifflin Harcourt Co.(1)	2,044	27,533
Laureate Education, Inc., Class A(1)	769	12,250
OneSpaWorld Holdings Ltd.(1)	449	4,715
Perdoceo Education Corp.(1)	764	8,389
Service Corp. International	1,057	66,337
Strategic Education, Inc.	64	5,010
Stride, Inc.(1)	597	20,441
Terminix Global Holdings, Inc.(1)	304	12,656
WW International, Inc.(1)	204	4,417
		331,796
Diversified Financial Services — 0.7%
Alerus Financial Corp.	142	4,240
Berkshire Hathaway, Inc., Class B(1)	4,161	1,189,089
Cannae Holdings, Inc.(1)	514	16,407
181

Avantis U.S. Equity Fund
	Shares	Value
Equitable Holdings, Inc.	7,324	$227,117
Voya Financial, Inc.	1,275	82,850
		1,519,703
Diversified Telecommunication Services — 1.0%
Anterix, Inc.(1)	60	3,541
AT&T, Inc.	26,215	718,815
ATN International, Inc.	49	2,234
Bandwidth, Inc., Class A(1)	39	4,013
Cogent Communications Holdings, Inc.	206	14,952
Consolidated Communications Holdings, Inc.(1)	479	4,440
IDT Corp., Class B(1)	668	29,045
Iridium Communications, Inc.(1)	1,167	51,943
Lumen Technologies, Inc.	5,309	65,301
ORBCOMM, Inc.(1)	455	5,228
Verizon Communications, Inc.	21,165	1,164,075
		2,063,587
Electric Utilities — 1.4%
ALLETE, Inc.	479	32,294
Alliant Energy Corp.	1,027	62,431
American Electric Power Co., Inc.	2,936	262,977
Avangrid, Inc.	381	20,822
Duke Energy Corp.	2,313	242,079
Edison International	3,765	217,768
Entergy Corp.	1,880	207,947
Evergy, Inc.	1,513	103,565
Eversource Energy	260	23,590
Exelon Corp.	6,979	342,111
FirstEnergy Corp.	3,302	128,349
Hawaiian Electric Industries, Inc.	1,574	68,626
IDACORP, Inc.	341	35,924
MGE Energy, Inc.	62	4,993
NextEra Energy, Inc.	2,077	174,447
NRG Energy, Inc.	1,009	46,081
OGE Energy Corp.	2,015	71,351
Otter Tail Corp.	316	17,339
PG&E Corp.(1)	10,374	95,130
Pinnacle West Capital Corp.	1,165	89,588
PNM Resources, Inc.	273	13,513
Portland General Electric Co.	1,159	59,515
PPL Corp.	3,240	95,094
Southern Co. (The)	5,674	372,952
Xcel Energy, Inc.	3,716	255,475
		3,043,961
Electrical Equipment — 0.7%
Acuity Brands, Inc.	620	114,409
Allied Motion Technologies, Inc.	103	3,560
AMETEK, Inc.	981	133,387
Array Technologies, Inc.(1)	950	18,117
Atkore, Inc.(1)	1,233	114,385
AZZ, Inc.	233	12,477
Bloom Energy Corp., Class A(1)	158	3,384
182

Avantis U.S. Equity Fund
	Shares	Value
Eaton Corp. plc	815	$137,213
Emerson Electric Co.	1,993	210,262
Encore Wire Corp.	301	25,588
EnerSys	620	52,446
FuelCell Energy, Inc.(1)	189	1,179
Generac Holdings, Inc.(1)	400	174,792
GrafTech International Ltd.	435	4,815
Hubbell, Inc.	215	44,314
nVent Electric plc	1,051	36,112
Plug Power, Inc.(1)	594	15,480
Regal Beloit Corp.	253	37,803
Rockwell Automation, Inc.	548	178,347
Sensata Technologies Holding plc(1)	509	30,123
Shoals Technologies Group, Inc., Class A(1)	232	7,556
Stem, Inc.(1)	278	6,947
Sunrun, Inc.(1)	517	22,877
TPI Composites, Inc.(1)	537	19,498
Vertiv Holdings Co.	3,377	95,130
		1,500,201
Electronic Equipment, Instruments and Components — 1.3%
Advanced Energy Industries, Inc.	413	37,244
Amphenol Corp., Class A	1,227	94,025
Arrow Electronics, Inc.(1)	865	104,855
Avnet, Inc.	1,229	49,725
Badger Meter, Inc.	255	27,308
Bel Fuse, Inc., Class B	256	3,615
Belden, Inc.	19	1,088
Benchmark Electronics, Inc.	796	21,516
CDW Corp.	870	174,531
Cognex Corp.	593	52,552
Coherent, Inc.(1)	245	61,904
Corning, Inc.	8,562	342,394
CTS Corp.	352	12,348
Daktronics, Inc.(1)	760	4,628
ePlus, Inc.(1)	232	25,107
Fabrinet(1)	365	37,602
FARO Technologies, Inc.(1)	88	6,067
Flex Ltd.(1)	2,702	50,203
II-VI, Inc.(1)	731	46,038
Insight Enterprises, Inc.(1)	830	85,399
IPG Photonics Corp.(1)	157	26,797
Itron, Inc.(1)	11	924
Jabil, Inc.	2,796	172,737
Keysight Technologies, Inc.(1)	1,196	214,538
Kimball Electronics, Inc.(1)	409	9,886
Knowles Corp.(1)	1,027	20,540
Littelfuse, Inc.	115	32,821
Methode Electronics, Inc.	308	14,344
Napco Security Technologies, Inc.(1)	150	5,869
National Instruments Corp.	570	23,837
nLight, Inc.(1)	132	3,645
183

Avantis U.S. Equity Fund
	Shares	Value
Novanta, Inc.(1)	75	$11,491
OSI Systems, Inc.(1)	313	30,968
PC Connection, Inc.	108	5,228
Plexus Corp.(1)	496	45,548
Rogers Corp.(1)	227	48,217
Sanmina Corp.(1)	1,020	40,270
ScanSource, Inc.(1)	877	31,204
SYNNEX Corp.	1,012	128,595
TE Connectivity Ltd.	1,671	251,018
Teledyne Technologies, Inc.(1)	182	84,335
Trimble, Inc.(1)	495	46,639
TTM Technologies, Inc.(1)	1,470	20,580
Vishay Intertechnology, Inc.	2,095	46,027
Vishay Precision Group, Inc.(1)	149	5,568
Vontier Corp.	1,380	50,191
Zebra Technologies Corp., Class A(1)	193	113,324
		2,723,290
Energy Equipment and Services — 0.4%
Archrock, Inc.	2,242	17,219
Baker Hughes Co.	4,105	93,512
Bristow Group, Inc.(1)	379	11,961
Cactus, Inc., Class A	582	21,831
ChampionX Corp.(1)	1,599	37,305
Core Laboratories NV	695	19,154
DMC Global, Inc.(1)	184	7,391
Dril-Quip, Inc.(1)	252	6,124
Exterran Corp.(1)	201	798
Frank's International NV(1)	1,136	3,272
Halliburton Co.	11,931	238,381
Helix Energy Solutions Group, Inc.(1)	983	3,696
Helmerich & Payne, Inc.	1,318	35,481
Liberty Oilfield Services, Inc., Class A(1)	478	4,885
Nabors Industries Ltd.(1)	261	22,013
National Energy Services Reunited Corp.(1)	409	4,642
Newpark Resources, Inc.(1)	1,250	3,275
NexTier Oilfield Solutions, Inc.(1)	1,824	6,566
NOV, Inc.(1)	6,336	83,445
Oceaneering International, Inc.(1)	2,741	33,714
Oil States International, Inc.(1)	607	3,557
Patterson-UTI Energy, Inc.	3,711	28,797
ProPetro Holding Corp.(1)	1,308	10,124
RPC, Inc.(1)	699	2,677
Schlumberger NV	2,535	71,082
Select Energy Services, Inc., Class A(1)	634	3,392
TechnipFMC plc(1)	5,104	33,840
TETRA Technologies Inc(1)	3,876	12,558
Tidewater, Inc.(1)	322	3,703
Transocean Ltd.(1)(2)	8,536	30,388
US Silica Holdings, Inc.(1)	1,771	15,549
		870,332
184

Avantis U.S. Equity Fund
	Shares	Value
Entertainment — 0.9%
Activision Blizzard, Inc.	2,725	$224,458
AMC Entertainment Holdings, Inc., Class A(1)	1,738	81,912
Electronic Arts, Inc.	1,461	212,152
IMAX Corp.(1)	262	4,116
Liberty Media Corp.-Liberty Braves, Class C(1)	183	4,731
Liberty Media Corp.-Liberty Formula One, Class A(1)	123	5,620
Liberty Media Corp.-Liberty Formula One, Class C(1)	1,160	58,626
Live Nation Entertainment, Inc.(1)	402	34,853
Madison Square Garden Entertainment Corp.(1)	112	8,981
Madison Square Garden Sports Corp.(1)	28	5,062
Marcus Corp. (The)(1)(2)	226	3,526
Netflix, Inc.(1)	1,004	571,467
Playtika Holding Corp.(1)	284	7,495
Roku, Inc.(1)	126	44,402
Take-Two Interactive Software, Inc.(1)	986	158,963
Walt Disney Co. (The)(1)	2,590	469,567
World Wrestling Entertainment, Inc., Class A	1,026	53,465
Zynga, Inc., Class A(1)	2,372	20,992
		1,970,388
Food and Staples Retailing — 1.7%
Albertsons Cos., Inc., Class A	1,327	40,288
Andersons, Inc. (The)	298	9,053
BJ's Wholesale Club Holdings, Inc.(1)	1,277	72,355
Casey's General Stores, Inc.	680	139,101
Chefs' Warehouse, Inc. (The)(1)	158	4,776
Costco Wholesale Corp.	2,875	1,309,534
Grocery Outlet Holding Corp.(1)	68	1,770
Ingles Markets, Inc., Class A	457	31,026
Kroger Co. (The)	10,020	461,221
Natural Grocers by Vitamin Cottage, Inc.	165	1,995
Performance Food Group Co.(1)	1,490	74,828
PriceSmart, Inc.	302	25,552
SpartanNash Co.	1,193	25,649
Sprouts Farmers Market, Inc.(1)	3,011	74,974
Sysco Corp.	2,421	192,833
United Natural Foods, Inc.(1)	1,558	57,334
US Foods Holding Corp.(1)	249	8,466
Village Super Market, Inc., Class A	118	2,642
Walgreens Boots Alliance, Inc.	5,294	268,670
Walmart, Inc.	5,481	811,736
Weis Markets, Inc.	245	13,953
		3,627,756
Food Products — 1.1%
Archer-Daniels-Midland Co.	3,334	200,040
B&G Foods, Inc.(2)	1,239	37,616
Beyond Meat, Inc.(1)(2)	73	8,734
Bunge Ltd.	523	39,596
Cal-Maine Foods, Inc.	224	8,100
Calavo Growers, Inc.	128	6,006
Campbell Soup Co.	650	27,125
185

Avantis U.S. Equity Fund
	Shares	Value
Conagra Brands, Inc.	997	$33,021
Darling Ingredients, Inc.(1)	1,233	91,858
Flowers Foods, Inc.	3,752	90,536
Fresh Del Monte Produce, Inc.	779	25,614
Freshpet, Inc.(1)	113	14,480
General Mills, Inc.	1,563	90,357
Hain Celestial Group, Inc. (The)(1)	811	30,340
Hershey Co. (The)	861	153,000
Hormel Foods Corp.	1,791	81,562
Hostess Brands, Inc.(1)	1,767	28,201
Ingredion, Inc.	1,205	105,871
J&J Snack Foods Corp.	148	24,236
J.M. Smucker Co. (The)	1,157	143,086
John B Sanfilippo & Son, Inc.	282	23,967
Kellogg Co.	805	50,828
Kraft Heinz Co. (The)	4,054	145,903
Lamb Weston Holdings, Inc.	1,496	97,464
Lancaster Colony Corp.	177	31,371
McCormick & Co., Inc.	345	29,770
Mission Produce, Inc.(1)	437	9,063
Mondelez International, Inc., Class A	4,639	287,943
Pilgrim's Pride Corp.(1)	487	13,558
Post Holdings, Inc.(1)	93	10,408
Sanderson Farms, Inc.	289	56,789
Seaboard Corp.	3	12,764
Seneca Foods Corp., Class A(1)	72	3,526
Simply Good Foods Co. (The)(1)	794	28,282
TreeHouse Foods, Inc.(1)	20	749
Tyson Foods, Inc., Class A	3,643	286,048
Whole Earth Brands, Inc.(1)	405	5,079
		2,332,891
Gas Utilities — 0.2%
Atmos Energy Corp.	756	73,718
Chesapeake Utilities Corp.	179	23,395
National Fuel Gas Co.	1,212	62,794
New Jersey Resources Corp.	1,239	46,264
Northwest Natural Holding Co.	240	12,348
ONE Gas, Inc.	647	46,467
South Jersey Industries, Inc.	1,641	40,713
Southwest Gas Holdings, Inc.(1)	351	24,679
UGI Corp.	1,180	54,646
		385,024
Health Care Equipment and Supplies — 2.4%
Abbott Laboratories	4,574	578,016
ABIOMED, Inc.(1)	155	56,414
Accuray, Inc.(1)	892	3,630
Align Technology, Inc.(1)	289	204,901
AngioDynamics, Inc.(1)	214	6,056
Asensus Surgical, Inc.(1)(2)	792	1,742
Atrion Corp.	8	5,553
Avanos Medical, Inc.(1)	244	8,052
186

Avantis U.S. Equity Fund
	Shares	Value
Baxter International, Inc.	2,734	$208,386
Becton Dickinson and Co.	509	128,115
Boston Scientific Corp.(1)	4,800	216,720
Cardiovascular Systems, Inc.(1)	88	3,150
CONMED Corp.	43	5,648
Cooper Cos., Inc. (The)	272	122,593
CryoPort, Inc.(1)(2)	304	19,325
Danaher Corp.	1,120	363,059
DENTSPLY SIRONA, Inc.	1,048	64,662
DexCom, Inc.(1)	220	116,472
Edwards Lifesciences Corp.(1)	2,275	266,585
Envista Holdings Corp.(1)	574	24,562
Glaukos Corp.(1)	840	50,089
Globus Medical, Inc., Class A(1)	588	47,981
Haemonetics Corp.(1)	373	23,406
Hill-Rom Holdings, Inc.	272	39,598
Hologic, Inc.(1)	2,023	160,120
ICU Medical, Inc.(1)	128	25,517
IDEXX Laboratories, Inc.(1)	495	333,511
Inogen, Inc.(1)	174	10,299
Insulet Corp.(1)	103	30,674
Integer Holdings Corp.(1)	295	29,143
Integra LifeSciences Holdings Corp.(1)	318	23,923
Intuitive Surgical, Inc.(1)	344	362,425
Lantheus Holdings, Inc.(1)	836	22,045
LENSAR, Inc.(1)	57	506
LivaNova plc(1)	65	5,375
Masimo Corp.(1)	145	39,373
Medtronic plc	2,881	384,556
Meridian Bioscience, Inc.(1)	713	14,431
Merit Medical Systems, Inc.(1)	721	51,746
Natus Medical, Inc.(1)	189	5,012
Nevro Corp.(1)	37	4,514
Novocure Ltd.(1)	198	26,574
NuVasive, Inc.(1)	617	38,340
OraSure Technologies, Inc.(1)	275	3,011
Ortho Clinical Diagnostics Holdings plc(1)	248	5,069
Orthofix Medical, Inc.(1)	268	11,363
OrthoPediatrics Corp.(1)	107	7,501
Outset Medical, Inc.(1)	154	7,591
Penumbra, Inc.(1)	120	32,994
Quidel Corp.(1)	420	54,159
ResMed, Inc.	454	131,901
Shockwave Medical, Inc.(1)	98	20,993
STAAR Surgical Co.(1)	175	27,032
STERIS plc	326	70,093
Stryker Corp.	743	205,885
Surmodics, Inc.(1)	92	5,526
Tandem Diabetes Care, Inc.(1)	206	23,107
Teleflex, Inc.	102	40,337
TransMedics Group, Inc.(1)	159	5,196
187

Avantis U.S. Equity Fund
	Shares	Value
Utah Medical Products, Inc.	36	$3,190
Varex Imaging Corp.(1)	224	6,534
ViewRay, Inc.(1)	1,573	9,501
West Pharmaceutical Services, Inc.	413	186,519
Zimmer Biomet Holdings, Inc.	577	86,810
		5,077,111
Health Care Providers and Services — 2.2%
1Life Healthcare, Inc.(1)	162	3,971
Acadia Healthcare Co., Inc.(1)	340	22,481
AdaptHealth Corp.(1)	281	6,755
Addus HomeCare Corp.(1)	73	6,564
Amedisys, Inc.(1)	56	10,273
AmerisourceBergen Corp.	396	48,395
AMN Healthcare Services, Inc.(1)	88	9,990
Anthem, Inc.	1,989	746,134
Apollo Medical Holdings, Inc.(1)	519	39,397
Brookdale Senior Living, Inc.(1)	5,183	37,836
Cardinal Health, Inc.	1,596	83,774
Castle Biosciences, Inc.(1)	150	11,509
Centene Corp.(1)	4,509	283,977
Chemed Corp.	106	50,530
Cigna Corp.	645	136,514
Community Health Systems, Inc.(1)	542	6,672
CorVel Corp.(1)	135	22,249
Covetrus, Inc.(1)	193	4,360
Cross Country Healthcare, Inc.(1)	560	12,180
CVS Health Corp.	2,179	188,244
DaVita, Inc.(1)	172	22,492
Encompass Health Corp.	151	11,846
Ensign Group, Inc. (The)	885	72,278
Fulgent Genetics, Inc.(1)(2)	365	33,303
Guardant Health, Inc.(1)	210	26,727
Hanger, Inc.(1)	173	4,131
HCA Healthcare, Inc.	1,258	318,249
HealthEquity, Inc.(1)	87	5,583
Henry Schein, Inc.(1)	618	46,715
Humana, Inc.	1,244	504,342
InfuSystem Holdings, Inc.(1)	278	3,962
Joint Corp. (The)(1)	114	11,647
Laboratory Corp. of America Holdings(1)	1,043	316,425
LHC Group, Inc.(1)	107	19,983
Magellan Health, Inc.(1)	155	14,666
McKesson Corp.	392	80,023
MEDNAX, Inc.(1)	181	5,812
ModivCare, Inc.(1)	191	37,677
Molina Healthcare, Inc.(1)	1,002	269,308
National HealthCare Corp.	133	9,822
National Research Corp.	202	10,908
Oak Street Health, Inc.(1)	233	10,888
Owens & Minor, Inc.	1,880	70,086
Patterson Cos., Inc.	1,171	35,879
188

Avantis U.S. Equity Fund
	Shares	Value
Pennant Group, Inc. (The)(1)	123	$3,760
Premier, Inc., Class A	824	30,636
Privia Health Group, Inc.(1)	226	6,737
Quest Diagnostics, Inc.	393	60,062
R1 RCM, Inc.(1)	691	13,627
RadNet, Inc.(1)	227	7,130
Select Medical Holdings Corp.	625	21,606
Tenet Healthcare Corp.(1)	485	36,545
Tivity Health, Inc.(1)	601	13,973
Triple-S Management Corp., Class B(1)	157	5,574
UnitedHealth Group, Inc.	1,832	762,607
Universal Health Services, Inc., Class B	846	131,773
		4,768,587
Health Care Technology — 0.3%
Allscripts Healthcare Solutions, Inc.(1)	1,356	20,828
American Well Corp., Class A(1)	232	2,485
Cerner Corp.	4,039	308,378
Change Healthcare, Inc.(1)	1,093	23,860
Evolent Health, Inc., Class A(1)	770	18,911
HealthStream, Inc.(1)	242	7,355
Multiplan Corp.(1)(2)	1,051	6,306
NextGen Healthcare, Inc.(1)	281	4,288
Omnicell, Inc.(1)	204	31,675
Schrodinger, Inc.(1)	93	5,551
Teladoc Health, Inc.(1)	179	25,851
Veeva Systems, Inc., Class A(1)	314	104,242
		559,730
Hotels, Restaurants and Leisure — 1.5%
Airbnb, Inc., Class A(1)	187	28,983
Aramark	268	9,324
BJ's Restaurants, Inc.(1)	123	5,260
Bloomin' Brands, Inc.(1)	1,045	27,996
Booking Holdings, Inc.(1)	63	144,879
Boyd Gaming Corp.(1)	495	30,378
Brinker International, Inc.(1)	97	5,167
Caesars Entertainment, Inc.(1)	510	51,831
Carnival Corp.(1)	6,046	145,950
Century Casinos, Inc.(1)	466	6,230
Cheesecake Factory, Inc. (The)(1)	793	36,993
Chipotle Mexican Grill, Inc.(1)	100	190,333
Choice Hotels International, Inc.	418	49,893
Churchill Downs, Inc.	96	20,208
Chuy's Holdings, Inc.(1)	150	4,839
Cracker Barrel Old Country Store, Inc.	491	70,498
Darden Restaurants, Inc.	1,456	219,346
Dine Brands Global, Inc.(1)	76	6,287
Domino's Pizza, Inc.	107	55,307
DraftKings, Inc., Class A(1)	808	47,906
Everi Holdings, Inc.(1)	1,037	23,592
Expedia Group, Inc.(1)	170	24,565
Fiesta Restaurant Group, Inc.(1)	301	3,615
189

Avantis U.S. Equity Fund
	Shares	Value
GAN Ltd.(1)(2)	132	$2,257
Golden Entertainment, Inc.(1)	375	17,895
Hilton Grand Vacations, Inc.(1)	2,206	96,380
Hilton Worldwide Holdings, Inc.(1)	672	83,906
Hyatt Hotels Corp., Class A(1)	336	24,726
International Game Technology plc(1)	277	5,953
Jack in the Box, Inc.	49	5,192
Las Vegas Sands Corp.(1)	669	29,844
Marriott International, Inc., Class A(1)	1,346	181,898
Marriott Vacations Worldwide Corp.(1)	43	6,431
McDonald's Corp.	1,418	336,718
MGM Resorts International	2,404	102,459
Monarch Casino & Resort, Inc.(1)	303	19,201
Noodles & Co.(1)	696	8,763
Norwegian Cruise Line Holdings Ltd.(1)	4,367	112,843
ONE Group Hospitality, Inc. (The)(1)(2)	584	6,512
Papa John's International, Inc.	102	13,008
Penn National Gaming, Inc.(1)	779	63,177
Planet Fitness, Inc., Class A(1)	164	13,333
Playa Hotels & Resorts NV(1)	945	6,908
RCI Hospitality Holdings, Inc.	74	4,781
Red Robin Gourmet Burgers, Inc.(1)	134	3,280
Red Rock Resorts, Inc., Class A(1)	643	30,099
Royal Caribbean Cruises Ltd.(1)	1,210	100,103
Ruth's Hospitality Group, Inc.(1)	332	6,803
Scientific Games Corp., Class A(1)	443	32,051
SeaWorld Entertainment, Inc.(1)	273	13,429
Shake Shack, Inc., Class A(1)	95	8,241
Six Flags Entertainment Corp.(1)	148	6,252
Starbucks Corp.	2,286	268,582
Texas Roadhouse, Inc.	974	92,530
Travel + Leisure Co.	327	17,907
Vail Resorts, Inc.(1)	48	14,633
Wendy's Co. (The)	1,021	23,503
Wingstop, Inc.	96	16,505
Wyndham Hotels & Resorts, Inc.	230	16,721
Wynn Resorts Ltd.(1)	211	21,457
Yum! Brands, Inc.	728	95,390
		3,119,051
Household Durables — 1.4%
Bassett Furniture Industries, Inc.	229	4,921
Beazer Homes USA, Inc.(1)	466	8,719
Cavco Industries, Inc.(1)	76	19,418
Century Communities, Inc.	837	58,674
D.R. Horton, Inc.	3,025	289,250
Ethan Allen Interiors, Inc.	462	11,097
Garmin Ltd.	1,077	187,861
GoPro, Inc., Class A(1)	859	8,564
Green Brick Partners, Inc.(1)	236	5,898
Helen of Troy Ltd.(1)	205	49,034
Hooker Furniture Corp.	146	4,549
190

Avantis U.S. Equity Fund
	Shares	Value
Installed Building Products, Inc.	133	$16,516
iRobot Corp.(1)	286	23,200
KB Home	1,011	43,503
La-Z-Boy, Inc.	995	34,835
Leggett & Platt, Inc.	589	28,502
Lennar Corp., Class A	3,249	348,650
Lennar Corp., Class B	255	22,318
LGI Homes, Inc.(1)	457	73,271
Lifetime Brands, Inc.	361	6,624
Lovesac Co. (The)(1)	217	12,274
M.D.C. Holdings, Inc.	636	33,231
M/I Homes, Inc.(1)	727	46,812
Meritage Homes Corp.(1)	629	70,159
Mohawk Industries, Inc.(1)	835	165,130
Newell Brands, Inc.	2,307	58,621
NVR, Inc.(1)	52	269,357
PulteGroup, Inc.	4,554	245,278
Purple Innovation, Inc.(1)	621	15,152
Skyline Champion Corp.(1)	841	52,748
Sonos, Inc.(1)	2,784	110,608
Taylor Morrison Home Corp.(1)	2,565	72,051
Tempur Sealy International, Inc.	2,080	92,976
Toll Brothers, Inc.	2,310	147,979
TopBuild Corp.(1)	38	8,314
Tri Pointe Homes, Inc.(1)	2,842	67,554
Tupperware Brands Corp.(1)	158	3,771
Universal Electronics, Inc.(1)	86	4,345
VOXX International Corp.(1)	219	2,293
Whirlpool Corp.	1,096	242,797
		2,966,854
Household Products — 0.7%
Central Garden & Pet Co.(1)	81	3,730
Central Garden & Pet Co., Class A(1)	351	14,626
Church & Dwight Co., Inc.	1,230	102,902
Clorox Co. (The)	583	97,973
Colgate-Palmolive Co.	4,113	320,608
Energizer Holdings, Inc.	489	19,237
Kimberly-Clark Corp.	1,921	264,733
Procter & Gamble Co. (The)	5,115	728,325
Reynolds Consumer Products, Inc.	84	2,376
Spectrum Brands Holdings, Inc.	77	6,011
WD-40 Co.	68	16,295
		1,576,816
Independent Power and Renewable Electricity Producers — 0.2%
AES Corp. (The)	8,631	206,022
Brookfield Renewable Corp., Class A	231	10,120
Clearway Energy, Inc., Class A	132	3,926
Clearway Energy, Inc., Class C	561	17,610
NextEra Energy Partners LP	307	24,539
Ormat Technologies, Inc.	363	25,820
Sunnova Energy International, Inc.(1)	262	9,484
191

Avantis U.S. Equity Fund
	Shares	Value
Vistra Corp.	4,700	$89,723
		387,244
Industrial Conglomerates — 0.5%
3M Co.	2,108	410,512
General Electric Co.	2,162	227,896
Honeywell International, Inc.	1,574	365,026
Raven Industries, Inc.(1)	212	12,370
Roper Technologies, Inc.	159	76,842
		1,092,646
Insurance — 3.5%
Aflac, Inc.	5,979	338,890
Alleghany Corp.(1)	127	85,940
Allstate Corp. (The)	3,506	474,292
Ambac Financial Group, Inc.(1)	329	4,636
American Equity Investment Life Holding Co.	1,169	37,046
American Financial Group, Inc.	1,239	170,908
American International Group, Inc.	8,203	447,556
American National Group, Inc.	138	26,565
AMERISAFE, Inc.	181	10,416
Aon plc, Class A	880	252,437
Arch Capital Group Ltd.(1)	3,804	156,344
Argo Group International Holdings Ltd.	256	13,542
Arthur J. Gallagher & Co.	786	112,885
Assurant, Inc.	510	86,756
Assured Guaranty Ltd.	892	44,475
Athene Holding Ltd., Class A(1)	1,402	93,892
Axis Capital Holdings Ltd.	1,408	72,047
Brighthouse Financial, Inc.(1)	1,313	64,284
Brown & Brown, Inc.	497	28,851
Chubb Ltd.	2,142	393,957
Cincinnati Financial Corp.	1,340	165,356
CNA Financial Corp.	141	6,253
CNO Financial Group, Inc.	2,253	55,108
eHealth, Inc.(1)	98	3,788
Employers Holdings, Inc.	581	23,920
Enstar Group Ltd.(1)	140	32,294
Erie Indemnity Co., Class A	141	24,970
Everest Re Group Ltd.	365	96,688
Fidelity National Financial, Inc.	4,654	227,255
First American Financial Corp.	2,074	146,279
Genworth Financial, Inc., Class A(1)	7,258	27,217
Globe Life, Inc.	1,012	97,223
Goosehead Insurance, Inc., Class A	43	6,311
Hanover Insurance Group, Inc. (The)	409	57,796
Hartford Financial Services Group, Inc. (The)	5,003	336,302
HCI Group, Inc.(2)	212	23,672
Horace Mann Educators Corp.	265	10,865
James River Group Holdings Ltd.	157	5,776
Kemper Corp.	377	25,862
Kinsale Capital Group, Inc.	61	11,093
Lemonade, Inc.(1)(2)	164	12,388
192

Avantis U.S. Equity Fund
	Shares	Value
Lincoln National Corp.	1,815	$124,600
Loews Corp.	1,898	106,041
Markel Corp.(1)	100	127,025
Marsh & McLennan Cos., Inc.	798	125,446
MBIA, Inc.(1)	105	1,175
Mercury General Corp.	537	32,064
MetLife, Inc.	5,852	362,824
National Western Life Group, Inc., Class A	28	6,206
Old Republic International Corp.	4,802	124,852
Palomar Holdings, Inc.(1)	85	7,633
Primerica, Inc.	760	116,234
Principal Financial Group, Inc.	2,779	185,665
ProAssurance Corp.	419	10,684
Progressive Corp. (The)	4,020	387,287
Prudential Financial, Inc.	4,141	438,449
Reinsurance Group of America, Inc.	640	74,125
RenaissanceRe Holdings Ltd.	309	48,430
RLI Corp.	341	37,247
Safety Insurance Group, Inc.	177	14,392
Selective Insurance Group, Inc.	870	72,706
SelectQuote, Inc.(1)	403	3,849
SiriusPoint Ltd.(1)	1,818	17,835
Stewart Information Services Corp.	688	43,310
Travelers Cos., Inc. (The)	2,904	463,798
Trupanion, Inc.(1)	151	13,829
United Fire Group, Inc.	160	4,154
Unum Group	1,996	53,133
White Mountains Insurance Group Ltd.	47	52,678
Willis Towers Watson plc	277	61,139
WR Berkley Corp.	1,186	89,318
		7,518,263
Interactive Media and Services — 4.7%
Alphabet, Inc., Class A(1)	1,110	3,212,284
Alphabet, Inc., Class C(1)	1,019	2,964,516
Angi, Inc.(1)	184	1,958
Bumble, Inc., Class A(1)	288	15,696
Cargurus, Inc.(1)	779	23,666
Cars.com, Inc.(1)	2,053	26,114
Facebook, Inc., Class A(1)	8,265	3,135,576
fuboTV, Inc.(1)(2)	235	6,850
IAC/InterActiveCorp(1)	477	62,988
Match Group, Inc.(1)	538	73,943
Pinterest, Inc., Class A(1)	1,092	60,682
Snap, Inc., Class A(1)	1,801	137,074
TripAdvisor, Inc.(1)	227	7,945
TrueCar, Inc.(1)	1,846	7,753
Twitter, Inc.(1)	2,614	168,603
Vimeo, Inc.(1)	508	19,365
Yelp, Inc.(1)	692	26,649
Zillow Group, Inc., Class A(1)	82	7,839
Zillow Group, Inc., Class C(1)	295	28,252
193

Avantis U.S. Equity Fund
	Shares	Value
ZoomInfo Technologies, Inc., Class A(1)	115	$7,497
		9,995,250
Internet and Direct Marketing Retail — 3.6%
1-800-Flowers.com, Inc., Class A(1)	849	26,964
Amazon.com, Inc.(1)	1,952	6,774,982
Chewy, Inc., Class A(1)	120	10,574
DoorDash, Inc., Class A(1)	376	71,966
eBay, Inc.	3,096	237,587
Etsy, Inc.(1)	638	137,974
Groupon, Inc.(1)	368	9,115
Lands' End, Inc.(1)	165	5,585
Liquidity Services, Inc.(1)	577	14,079
MercadoLibre, Inc.(1)	46	85,903
PetMed Express, Inc.(2)	282	7,766
Quotient Technology, Inc.(1)	315	2,287
Qurate Retail, Inc., Series A	824	9,089
Revolve Group, Inc.(1)	675	38,786
Shutterstock, Inc.	480	55,325
Stamps.com, Inc.(1)	158	51,966
Stitch Fix, Inc., Class A(1)	127	5,323
Wayfair, Inc., Class A(1)(2)	187	52,500
		7,597,771
IT Services — 4.0%
Accenture plc, Class A	3,425	1,152,718
Akamai Technologies, Inc.(1)	1,509	170,894
Alliance Data Systems Corp.	1,206	118,321
Amdocs Ltd.	532	40,980
Automatic Data Processing, Inc.	2,885	603,080
BM Technologies, Inc.(1)	51	497
Broadridge Financial Solutions, Inc.	600	103,332
Cass Information Systems, Inc.	122	5,500
Cloudflare, Inc., Class A(1)	440	53,126
Cognizant Technology Solutions Corp., Class A	2,450	186,959
Concentrix Corp.(1)	302	52,364
CSG Systems International, Inc.	715	34,470
DXC Technology Co.(1)	3,278	120,368
EPAM Systems, Inc.(1)	294	186,046
Euronet Worldwide, Inc.(1)	413	55,024
EVERTEC, Inc.	633	29,276
ExlService Holdings, Inc.(1)	336	41,375
Fastly, Inc., Class A(1)(2)	177	7,717
Fidelity National Information Services, Inc.	850	108,604
Fiserv, Inc.(1)	739	87,047
FleetCor Technologies, Inc.(1)	209	55,026
Gartner, Inc.(1)	547	168,881
Genpact Ltd.	791	41,037
Global Payments, Inc.	532	86,524
GoDaddy, Inc., Class A(1)	435	31,890
Hackett Group, Inc. (The)	243	4,763
International Business Machines Corp.	2,608	366,007
International Money Express, Inc.(1)	272	4,961
194

Avantis U.S. Equity Fund
	Shares	Value
Jack Henry & Associates, Inc.	694	$122,408
LiveRamp Holdings, Inc.(1)	277	13,573
Mastercard, Inc., Class A	2,732	945,900
MAXIMUS, Inc.	765	66,624
MongoDB, Inc.(1)	160	62,693
Okta, Inc.(1)	117	30,841
Paychex, Inc.	1,660	190,020
PayPal Holdings, Inc.(1)	5,400	1,558,764
Perficient, Inc.(1)	80	9,538
Sabre Corp.(1)	745	8,366
Shift4 Payments, Inc., Class A(1)	62	5,314
Snowflake, Inc., Class A(1)	326	99,218
Square, Inc., Class A(1)	1,169	313,374
Switch, Inc., Class A	1,413	35,057
TTEC Holdings, Inc.	119	12,550
Tucows, Inc., Class A(1)(2)	51	3,780
Twilio, Inc., Class A(1)	264	94,237
Unisys Corp.(1)	191	4,624
VeriSign, Inc.(1)	256	55,363
Visa, Inc., Class A	4,222	967,260
Western Union Co. (The)	3,196	69,161
WEX, Inc.(1)	80	14,686
		8,600,138
Leisure Products — 0.4%
Acushnet Holdings Corp.	680	33,973
American Outdoor Brands, Inc.(1)	305	8,488
Brunswick Corp.	1,444	139,880
Callaway Golf Co.(1)	1,223	34,317
Clarus Corp.	253	6,854
Hasbro, Inc.	261	25,659
Johnson Outdoors, Inc., Class A	43	4,936
Malibu Boats, Inc., Class A(1)	482	34,511
MasterCraft Boat Holdings, Inc.(1)	188	4,689
Mattel, Inc.(1)	2,007	42,849
Nautilus, Inc.(1)	588	6,703
Peloton Interactive, Inc., Class A(1)	878	87,967
Polaris, Inc.	1,056	126,466
Smith & Wesson Brands, Inc.	898	21,669
Sturm Ruger & Co., Inc.	425	33,231
Vista Outdoor, Inc.(1)	1,527	62,378
YETI Holdings, Inc.(1)	1,255	124,672
		799,242
Life Sciences Tools and Services — 1.1%
10X Genomics, Inc., Class A(1)	131	23,046
Adaptive Biotechnologies Corp.(1)	381	13,838
Agilent Technologies, Inc.	687	120,548
Avantor, Inc.(1)	1,448	57,109
Berkeley Lights, Inc.(1)	64	2,276
Bio-Rad Laboratories, Inc., Class A(1)	103	82,897
Bio-Techne Corp.	138	68,881
Bionano Genomics, Inc.(1)(2)	2,464	14,365
195

Avantis U.S. Equity Fund
	Shares	Value
Bruker Corp.	1,514	$133,701
Charles River Laboratories International, Inc.(1)	183	81,226
Codexis, Inc.(1)	180	4,864
Fluidigm Corp.(1)(2)	380	2,740
ICON plc(1)	52	13,300
Illumina, Inc.(1)	482	220,351
IQVIA Holdings, Inc.(1)	507	131,683
Maravai LifeSciences Holdings, Inc., Class A(1)	824	48,764
Medpace Holdings, Inc.(1)	162	29,541
Mettler-Toledo International, Inc.(1)	177	274,851
NeoGenomics, Inc.(1)	104	5,057
Pacific Biosciences of California, Inc.(1)	506	15,843
PerkinElmer, Inc.	308	56,918
PPD, Inc.(1)	517	23,942
Quanterix Corp.(1)	262	13,375
Repligen Corp.(1)	77	21,789
Sotera Health Co.(1)	203	4,965
Syneos Health, Inc.(1)	186	17,257
Thermo Fisher Scientific, Inc.	946	524,983
Waters Corp.(1)	589	243,858
		2,251,968
Machinery — 2.6%
AGCO Corp.	1,087	149,593
Alamo Group, Inc.	139	21,546
Albany International Corp., Class A	595	46,606
Allison Transmission Holdings, Inc.	745	27,550
Altra Industrial Motion Corp.	245	14,347
Astec Industries, Inc.	209	12,778
Barnes Group, Inc.	262	12,490
Caterpillar, Inc.	3,776	796,245
Chart Industries, Inc.(1)	201	37,864
CIRCOR International, Inc.(1)	209	7,472
Colfax Corp.(1)	673	32,418
Columbus McKinnon Corp.	233	10,730
Commercial Vehicle Group, Inc.(1)	534	5,612
Crane Co.	98	9,974
Cummins, Inc.	1,579	372,612
Deere & Co.	2,231	843,385
Donaldson Co., Inc.	1,728	117,072
Douglas Dynamics, Inc.	207	8,226
Dover Corp.	338	58,934
Energy Recovery, Inc.(1)	341	6,967
Enerpac Tool Group Corp.	189	4,755
EnPro Industries, Inc.	349	29,843
ESCO Technologies, Inc.	117	10,544
Evoqua Water Technologies Corp.(1)	726	28,256
Federal Signal Corp.	688	27,954
Flowserve Corp.	1,089	42,329
Fortive Corp.	1,006	74,313
Franklin Electric Co., Inc.	361	30,678
Gorman-Rupp Co. (The)	133	4,664
196

Avantis U.S. Equity Fund
	Shares	Value
Graco, Inc.	1,195	$93,712
Greenbrier Cos., Inc. (The)	795	35,060
Helios Technologies, Inc.	242	19,752
Hillenbrand, Inc.	485	22,514
Hyster-Yale Materials Handling, Inc.	139	8,147
Ideanomics, Inc.(1)(2)	1,009	2,533
IDEX Corp.	266	59,584
Illinois Tool Works, Inc.	1,171	272,679
Ingersoll Rand, Inc.(1)	1,864	98,829
ITT, Inc.	938	89,739
John Bean Technologies Corp.	284	41,433
Kadant, Inc.	50	10,456
Kennametal, Inc.	521	19,371
Lincoln Electric Holdings, Inc.	871	121,600
Lindsay Corp.	97	15,981
Lydall, Inc.(1)	301	18,656
Manitowoc Co., Inc. (The)(1)	304	7,372
Meritor, Inc.(1)	244	5,788
Middleby Corp. (The)(1)	205	37,503
Miller Industries, Inc.	151	5,620
Mueller Industries, Inc.	655	29,220
Mueller Water Products, Inc., Class A	2,715	45,123
Nikola Corp.(1)(2)	218	2,274
NN, Inc.(1)	691	3,759
Nordson Corp.	167	39,846
Oshkosh Corp.	1,161	133,027
Otis Worldwide Corp.	1,122	103,471
PACCAR, Inc.	3,414	279,504
Park-Ohio Holdings Corp.	125	3,223
Parker-Hannifin Corp.	321	95,231
Pentair plc	444	34,259
Proto Labs, Inc.(1)	71	5,265
RBC Bearings, Inc.(1)	213	49,314
REV Group, Inc.	628	10,211
Rexnord Corp.	160	9,722
Shyft Group, Inc. (The)	429	18,880
Snap-on, Inc.	977	219,776
SPX Corp.(1)	349	21,806
SPX FLOW, Inc.	478	38,493
Standex International Corp.	117	11,611
Stanley Black & Decker, Inc.	381	73,636
Tennant Co.	387	28,630
Terex Corp.	1,466	74,839
Timken Co. (The)	830	61,038
Titan International, Inc.(1)	669	5,559
Toro Co. (The)	1,580	173,705
TriMas Corp.(1)	434	13,936
Trinity Industries, Inc.	1,464	42,500
Wabash National Corp.	397	6,169
Watts Water Technologies, Inc., Class A	249	42,721
Welbilt, Inc.(1)	90	2,106
197

Avantis U.S. Equity Fund
	Shares	Value
Westinghouse Air Brake Technologies Corp.	608	$54,592
Woodward, Inc.	308	37,250
Xylem, Inc.	387	52,752
		5,655,534
Marine — 0.1%
Costamare, Inc.	645	9,275
Eagle Bulk Shipping, Inc.(1)	245	12,100
Genco Shipping & Trading Ltd.	847	16,508
Kirby Corp.(1)	735	39,389
Matson, Inc.	605	47,898
		125,170
Media — 1.2%
Altice USA, Inc., Class A(1)	842	23,104
AMC Networks, Inc., Class A(1)	325	15,447
Boston Omaha Corp., Class A(1)	127	4,540
Cable One, Inc.	49	102,880
Charter Communications, Inc., Class A(1)	283	231,115
Comcast Corp., Class A	17,047	1,034,412
Discovery, Inc., Class A(1)(2)	173	4,989
Discovery, Inc., Class C(1)	342	9,436
DISH Network Corp., Class A(1)	3,611	157,404
Entercom Communications Corp.(1)	1,031	3,660
Entravision Communications Corp., Class A	946	6,594
Fox Corp., Class A	5,126	191,917
Fox Corp., Class B	2,394	82,904
Gannett Co., Inc.(1)	920	5,842
Gray Television, Inc.	1,992	45,298
Interpublic Group of Cos., Inc. (The)	2,027	75,465
John Wiley & Sons, Inc., Class A	69	4,009
Liberty Broadband Corp., Class A(1)	92	17,091
Liberty Broadband Corp., Class C(1)	779	149,038
Liberty Media Corp.-Liberty SiriusXM, Class C(1)	297	14,657
Liberty Media Corp.-Liberty SiriusXM, Class A(1)	173	8,564
Magnite, Inc.(1)	291	8,445
Meredith Corp.(1)	451	19,398
New York Times Co. (The), Class A	894	45,397
News Corp., Class A	4,508	101,295
News Corp., Class B	1,406	30,974
Nexstar Media Group, Inc., Class A	252	37,737
Omnicom Group, Inc.	1,098	80,396
Scholastic Corp.	189	6,282
Sinclair Broadcast Group, Inc., Class A	134	4,021
Sirius XM Holdings, Inc.(2)	2,311	14,490
TechTarget, Inc.(1)	102	8,627
TEGNA, Inc.	439	7,779
ViacomCBS, Inc., Class B	2,960	122,692
		2,675,899
Metals and Mining — 1.2%
Alcoa Corp.(1)	4,206	186,620
Allegheny Technologies, Inc.(1)	3,016	53,866
Alpha Metallurgical Resources, Inc.(1)	332	12,985
198

Avantis U.S. Equity Fund
	Shares	Value
Arconic Corp.(1)	2,288	$78,913
Carpenter Technology Corp.	1,064	35,484
Century Aluminum Co.(1)	451	5,782
Cleveland-Cliffs, Inc.(1)	2,702	63,416
Coeur Mining, Inc.(1)	4,989	35,172
Commercial Metals Co.	2,972	96,947
Compass Minerals International, Inc.	653	43,705
Freeport-McMoRan, Inc.	13,752	500,435
Haynes International, Inc.	157	6,162
Hecla Mining Co.	6,628	40,762
Kaiser Aluminum Corp.	210	26,515
Materion Corp.	178	12,999
MP Materials Corp.(1)	219	7,352
Newmont Corp.	6,625	384,184
Nucor Corp.	3,873	455,310
Olympic Steel, Inc.	164	4,471
Reliance Steel & Aluminum Co.	985	147,789
Royal Gold, Inc.	687	76,484
Ryerson Holding Corp.	321	7,431
Schnitzer Steel Industries, Inc., Class A	541	25,595
Steel Dynamics, Inc.	3,037	204,967
SunCoke Energy, Inc.	1,673	11,627
TimkenSteel Corp.(1)	1,264	17,292
United States Steel Corp.	2,144	57,352
Warrior Met Coal, Inc.	588	13,165
Worthington Industries, Inc.	425	24,629
		2,637,411
Multi-Utilities — 0.7%
Ameren Corp.	1,029	90,264
Avista Corp.	859	35,949
CenterPoint Energy, Inc.	4,617	115,840
CMS Energy Corp.	2,654	170,201
Consolidated Edison, Inc.	2,219	167,423
Dominion Energy, Inc.	3,376	262,788
DTE Energy Co.	1,034	124,432
MDU Resources Group, Inc.	2,399	77,176
NiSource, Inc.	4,367	107,647
NorthWestern Corp.	285	18,126
Public Service Enterprise Group, Inc.	3,253	207,997
Sempra Energy	1,002	132,625
Unitil Corp.	117	5,803
WEC Energy Group, Inc.	273	25,793
		1,542,064
Multiline Retail — 0.8%
Big Lots, Inc.	932	45,351
Dillard's, Inc., Class A	145	27,617
Dollar General Corp.	807	179,888
Dollar Tree, Inc.(1)	1,845	167,046
Kohl's Corp.	2,339	134,259
Macy's, Inc.(1)	7,534	168,686
Ollie's Bargain Outlet Holdings, Inc.(1)	379	27,432
199

Avantis U.S. Equity Fund
	Shares	Value
Target Corp.	4,216	$1,041,268
		1,791,547
Oil, Gas and Consumable Fuels — 3.7%
Alto Ingredients, Inc.(1)(2)	755	3,843
Antero Midstream Corp.	5,821	55,940
Antero Resources Corp.(1)	3,696	50,709
APA Corp.	1,396	27,194
Arch Resources, Inc.(1)	99	7,493
Berry Corp.	885	5,310
Bonanza Creek Energy, Inc.	539	20,956
Brigham Minerals, Inc., Class A	554	10,592
Cabot Oil & Gas Corp.	4,060	64,513
California Resources Corp.(1)	518	17,731
Callon Petroleum Co.(1)	1,091	37,279
Centennial Resource Development, Inc., Class A(1)	1,493	7,614
Cheniere Energy, Inc.(1)	1,998	174,745
Chesapeake Energy Corp.	196	10,939
Chevron Corp.	9,832	951,443
Cimarex Energy Co.	2,318	148,862
Clean Energy Fuels Corp.(1)	931	7,383
CNX Resources Corp.(1)	2,879	32,705
Comstock Resources, Inc.(1)	789	4,663
ConocoPhillips	8,621	478,724
CONSOL Energy, Inc.(1)	374	8,538
Continental Resources, Inc.	551	21,643
CVR Energy, Inc.	183	2,635
Delek US Holdings, Inc.(1)	270	4,620
Denbury, Inc.(1)	126	8,862
Devon Energy Corp.	7,537	222,718
DHT Holdings, Inc.	4,534	25,073
Diamondback Energy, Inc.	2,520	194,393
Dorian LPG Ltd.	391	5,169
DTE Midstream LLC(1)	224	10,409
EnLink Midstream LLC(1)	6,004	32,362
EOG Resources, Inc.	5,566	375,816
EQT Corp.(1)	3,836	70,314
Equitrans Midstream Corp.	8,106	70,765
Exxon Mobil Corp.	26,213	1,429,133
Gevo, Inc.(1)(2)	907	5,651
Green Plains, Inc.(1)	419	14,707
Hess Corp.	2,378	163,488
HollyFrontier Corp.	936	30,261
International Seaways, Inc.	562	9,666
Kinder Morgan, Inc.	13,951	226,983
Kosmos Energy Ltd.(1)	11,648	27,489
Laredo Petroleum, Inc.(1)	149	8,050
Magnolia Oil & Gas Corp., Class A	2,031	31,846
Marathon Oil Corp.	9,657	113,470
Marathon Petroleum Corp.	6,759	400,606
Matador Resources Co.	2,422	69,633
Murphy Oil Corp.	2,405	51,130
200

Avantis U.S. Equity Fund
	Shares	Value
Nordic American Tankers Ltd.	931	$2,206
Occidental Petroleum Corp.	9,538	245,031
ONEOK, Inc.	5,367	281,875
Ovintiv, Inc.	3,415	93,093
Par Pacific Holdings, Inc.(1)	624	10,290
PBF Energy, Inc., Class A(1)	2,117	22,017
PDC Energy, Inc.	2,458	102,622
Peabody Energy Corp.(1)	1,451	23,187
Penn Virginia Corp.(1)	244	5,051
Phillips 66	3,155	224,289
Pioneer Natural Resources Co.	1,392	208,341
Plains GP Holdings LP, Class A(1)	2,478	24,185
Range Resources Corp.(1)	5,793	84,694
Rattler Midstream LP	462	5,036
Renewable Energy Group, Inc.(1)	662	32,054
REX American Resources Corp.(1)	45	3,814
Scorpio Tankers, Inc.	628	10,180
SFL Corp. Ltd.	1,184	9,508
SM Energy Co.	3,190	60,929
Southwestern Energy Co.(1)	17,782	80,908
Talos Energy, Inc.(1)	1,408	17,459
Targa Resources Corp.	2,846	124,996
Teekay Tankers Ltd., Class A(1)	1,161	13,293
Tellurian, Inc.(1)	1,061	3,385
Valero Energy Corp.	3,012	199,726
Viper Energy Partners LP	290	5,371
Whiting Petroleum Corp.(1)	1,074	50,424
Williams Cos., Inc. (The)	9,130	225,420
World Fuel Services Corp.	1,316	42,586
		7,966,038
Paper and Forest Products — 0.1%
Clearwater Paper Corp.(1)	228	7,408
Domtar Corp.(1)	656	35,969
Glatfelter Corp.	366	5,783
Louisiana-Pacific Corp.	2,487	157,775
Mercer International, Inc.	1,193	13,576
Neenah, Inc.	237	11,943
Schweitzer-Mauduit International, Inc.	342	13,088
Verso Corp., Class A	1,063	20,250
		265,792
Personal Products — 0.3%
Beauty Health Co. (The)(1)	788	20,260
BellRing Brands, Inc., Class A(1)	86	2,904
Coty, Inc., Class A(1)	226	2,208
Edgewell Personal Care Co.	654	27,664
elf Beauty, Inc.(1)	178	5,509
Estee Lauder Cos., Inc. (The), Class A	1,096	373,177
Herbalife Nutrition Ltd.(1)	446	22,898
Inter Parfums, Inc.	293	21,254
Medifast, Inc.	286	65,179
Nu Skin Enterprises, Inc., Class A	1,030	52,139
201

Avantis U.S. Equity Fund
	Shares	Value
USANA Health Sciences, Inc.(1)	309	$29,982
		623,174
Pharmaceuticals — 3.1%
Aclaris Therapeutics, Inc.(1)	217	3,518
Amneal Pharmaceuticals, Inc.(1)	658	3,711
Amphastar Pharmaceuticals, Inc.(1)	912	17,930
Antares Pharma, Inc.(1)	1,247	4,913
Arvinas, Inc.(1)	187	16,121
AstraZeneca plc, ADR	3,301	192,382
Atea Pharmaceuticals, Inc.(1)	432	12,839
Athira Pharma, Inc.(1)	282	2,986
BioDelivery Sciences International, Inc.(1)	1,250	4,825
Bristol-Myers Squibb Co.	12,397	828,863
Catalent, Inc.(1)	395	51,524
Collegium Pharmaceutical, Inc.(1)	1,077	22,111
Corcept Therapeutics, Inc.(1)	1,017	21,642
Elanco Animal Health, Inc.(1)	2,049	68,396
Eli Lilly & Co.	3,708	957,739
Endo International plc(1)	569	1,303
Innoviva, Inc.(1)	877	13,383
Intra-Cellular Therapies, Inc.(1)	378	12,550
Jazz Pharmaceuticals plc(1)	639	84,163
Johnson & Johnson	12,546	2,172,089
Lannett Co., Inc.(1)	110	387
Merck & Co., Inc.	7,905	603,072
Nektar Therapeutics(1)	1,106	17,121
Ocular Therapeutix, Inc.(1)	278	2,936
Omeros Corp.(1)(2)	262	4,271
Organon & Co.	914	30,975
Perrigo Co. plc	1,973	80,794
Pfizer, Inc.	16,690	768,908
Phibro Animal Health Corp., Class A	349	8,477
Pliant Therapeutics, Inc.(1)	173	3,156
Prestige Consumer Healthcare, Inc.(1)	858	49,241
Reata Pharmaceuticals, Inc., Class A(1)	1	107
Revance Therapeutics, Inc.(1)	61	1,634
Royalty Pharma plc, Class A	982	37,954
Supernus Pharmaceuticals, Inc.(1)	1,246	34,302
Theravance Biopharma, Inc.(1)	88	730
Viatris, Inc.	2,171	31,762
Zoetis, Inc.	1,986	406,256
Zogenix, Inc.(1)	21	311
		6,575,382
Professional Services — 0.5%
ASGN, Inc.(1)	52	5,834
Barrett Business Services, Inc.	83	6,433
Booz Allen Hamilton Holding Corp.	372	30,471
CACI International, Inc., Class A(1)	73	18,800
CBIZ, Inc.(1)	150	5,117
Clarivate plc(1)	432	10,882
CoStar Group, Inc.(1)	906	76,774
202

Avantis U.S. Equity Fund
	Shares	Value
CRA International, Inc.	224	$20,830
Dun & Bradstreet Holdings, Inc.(1)	380	6,965
Equifax, Inc.	363	98,830
Exponent, Inc.	301	35,187
Franklin Covey Co.(1)	178	7,738
FTI Consulting, Inc.(1)	60	8,383
Heidrick & Struggles International, Inc.	632	27,315
ICF International, Inc.	43	4,027
IHS Markit Ltd.	623	75,134
Insperity, Inc.	307	33,874
Jacobs Engineering Group, Inc.	227	30,636
KBR, Inc.	416	16,199
Kelly Services, Inc., Class A	331	6,435
Kforce, Inc.	640	37,389
Korn Ferry	873	61,712
Leidos Holdings, Inc.	263	25,803
ManpowerGroup, Inc.	462	56,096
ManTech International Corp., Class A	101	7,996
Nielsen Holdings plc	1,070	22,962
Resources Connection, Inc.	350	5,530
Robert Half International, Inc.	2,258	233,477
Science Applications International Corp.	73	6,149
TransUnion	474	57,605
TriNet Group, Inc.(1)	406	37,385
TrueBlue, Inc.(1)	728	19,896
Upwork, Inc.(1)	127	5,678
Verisk Analytics, Inc.	222	44,791
		1,148,333
Real Estate Management and Development — 0.3%
CBRE Group, Inc., Class A(1)	3,938	379,229
Cushman & Wakefield plc(1)	257	4,662
eXp World Holdings, Inc.	176	8,070
FRP Holdings, Inc.(1)	20	1,154
Howard Hughes Corp. (The)(1)	414	37,480
Jones Lang LaSalle, Inc.(1)	540	130,912
Kennedy-Wilson Holdings, Inc.	473	10,401
Marcus & Millichap, Inc.(1)	133	5,216
Newmark Group, Inc., Class A	1,695	23,086
Opendoor Technologies, Inc.(1)(2)	448	7,943
RE/MAX Holdings, Inc., Class A	151	5,057
Realogy Holdings Corp.(1)	297	5,212
Redfin Corp.(1)	809	39,293
St. Joe Co. (The)	509	23,552
		681,267
Road and Rail — 1.7%
AMERCO	123	81,321
ArcBest Corp.	609	40,639
Avis Budget Group, Inc.(1)	174	15,790
Covenant Logistics Group, Inc.(1)	158	3,849
CSX Corp.	19,199	624,543
Heartland Express, Inc.	810	13,592
203

Avantis U.S. Equity Fund
	Shares	Value
J.B. Hunt Transport Services, Inc.	1,284	$227,782
Kansas City Southern	1,453	407,814
Knight-Swift Transportation Holdings, Inc.	1,857	96,434
Landstar System, Inc.	493	82,839
Lyft, Inc., Class A(1)	638	30,375
Marten Transport Ltd.	1,066	16,619
Norfolk Southern Corp.	1,819	461,189
Old Dominion Freight Line, Inc.	1,173	338,669
Ryder System, Inc.	1,080	85,849
Saia, Inc.(1)	462	110,940
Schneider National, Inc., Class B	1,263	28,468
Uber Technologies, Inc.(1)	1,659	64,933
Union Pacific Corp.	4,188	908,126
US Xpress Enterprises, Inc., Class A(1)	274	2,395
Werner Enterprises, Inc.	1,271	59,940
XPO Logistics, Inc.(1)	246	21,380
		3,723,486
Semiconductors and Semiconductor Equipment — 4.6%
Advanced Micro Devices, Inc.(1)	2,780	307,802
Allegro MicroSystems, Inc.(1)	210	6,310
Alpha & Omega Semiconductor Ltd.(1)	236	6,856
Ambarella, Inc.(1)	132	13,671
Amkor Technology, Inc.	2,343	64,362
Analog Devices, Inc.	2,067	336,824
Applied Materials, Inc.	6,523	881,453
Axcelis Technologies, Inc.(1)	176	8,749
AXT, Inc.(1)	469	4,366
Broadcom, Inc.	702	349,041
Brooks Automation, Inc.	458	38,912
CEVA, Inc.(1)	78	3,764
Cirrus Logic, Inc.(1)	373	31,209
CMC Materials, Inc.	187	24,800
Cohu, Inc.(1)	570	20,338
Cree, Inc.(1)	397	33,737
Diodes, Inc.(1)	273	26,435
Enphase Energy, Inc.(1)	379	65,844
Entegris, Inc.	786	94,430
First Solar, Inc.(1)	530	49,820
FormFactor, Inc.(1)	513	19,945
Ichor Holdings Ltd.(1)	351	15,553
Intel Corp.	24,093	1,302,468
KLA Corp.	896	304,604
Kulicke & Soffa Industries, Inc.	761	53,415
Lam Research Corp.	917	554,620
Lattice Semiconductor Corp.(1)	187	11,616
MACOM Technology Solutions Holdings, Inc.(1)	105	6,375
MagnaChip Semiconductor Corp.(1)	601	10,968
Marvell Technology, Inc.	2,197	134,434
Microchip Technology, Inc.	586	92,213
Micron Technology, Inc.(1)	5,738	422,891
MKS Instruments, Inc.	512	75,356
204

Avantis U.S. Equity Fund
	Shares	Value
Monolithic Power Systems, Inc.	148	$73,250
NeoPhotonics Corp.(1)	423	3,951
NVIDIA Corp.	6,532	1,462,188
NXP Semiconductors NV	754	162,208
ON Semiconductor Corp.(1)	2,911	129,132
Onto Innovation, Inc.(1)	510	37,806
PDF Solutions, Inc.(1)	158	3,558
Photronics, Inc.(1)	776	11,694
Power Integrations, Inc.	223	24,227
Qorvo, Inc.(1)	780	146,663
QUALCOMM, Inc.	2,414	354,110
Rambus, Inc.(1)	603	14,351
Semtech Corp.(1)	194	13,564
Silicon Laboratories, Inc.(1)	180	28,372
SiTime Corp.(1)	38	8,088
Skyworks Solutions, Inc.	1,652	303,076
SMART Global Holdings, Inc.(1)	549	26,605
SolarEdge Technologies, Inc.(1)	177	51,291
Synaptics, Inc.(1)	607	115,196
Teradyne, Inc.	1,511	183,496
Texas Instruments, Inc.	5,010	956,459
Ultra Clean Holdings, Inc.(1)	942	43,558
Universal Display Corp.	143	29,828
Veeco Instruments, Inc.(1)	245	5,584
Xilinx, Inc.	1,175	182,818
		9,744,254
Software — 6.8%
8x8, Inc.(1)	141	3,405
A10 Networks, Inc.(1)	662	9,195
ACI Worldwide, Inc.(1)	251	8,090
Adobe, Inc.(1)	1,008	669,010
Alarm.com Holdings, Inc.(1)	229	19,312
Alteryx, Inc., Class A(1)	79	5,844
American Software, Inc., Class A	149	3,780
Anaplan, Inc.(1)	81	4,858
ANSYS, Inc.(1)	114	41,651
Appfolio, Inc., Class A(1)	12	1,417
Appian Corp.(1)(2)	40	4,288
Asana, Inc., Class A(1)	238	17,981
Aspen Technology, Inc.(1)	644	83,398
Autodesk, Inc.(1)	702	217,683
Avalara, Inc.(1)	153	27,494
Avaya Holdings Corp.(1)	936	18,879
Bentley Systems, Inc., Class B	523	33,728
Bill.com Holdings, Inc.(1)	254	69,695
Black Knight, Inc.(1)	116	8,778
Blackbaud, Inc.(1)	48	3,345
Blackline, Inc.(1)	37	4,037
Bottomline Technologies de, Inc.(1)	113	4,777
Box, Inc., Class A(1)	1,329	34,262
C3.ai, Inc., Class A(1)(2)	297	15,307
205

Avantis U.S. Equity Fund
	Shares	Value
Cadence Design Systems, Inc.(1)	943	$154,162
CDK Global, Inc.	695	28,912
Ceridian HCM Holding, Inc.(1)	129	14,493
ChannelAdvisor Corp.(1)	197	5,047
Citrix Systems, Inc.	545	56,064
Cloudera, Inc.(1)	1,066	16,981
CommVault Systems, Inc.(1)	646	52,307
Cornerstone OnDemand, Inc.(1)	373	21,373
Coupa Software, Inc.(1)	59	14,444
Crowdstrike Holdings, Inc., Class A(1)	580	162,980
Datadog, Inc., Class A(1)	377	51,951
Digital Turbine, Inc.(1)	514	30,043
DocuSign, Inc.(1)	456	135,085
Dolby Laboratories, Inc., Class A	512	50,744
Domo, Inc., Class B(1)	70	6,265
Dropbox, Inc., Class A(1)	1,553	49,246
Duck Creek Technologies, Inc.(1)	204	9,513
Dynatrace, Inc.(1)	454	31,203
E2open Parent Holdings, Inc.(1)	920	10,985
Elastic NV(1)	78	12,445
Envestnet, Inc.(1)	56	4,473
Fair Isaac Corp.(1)	220	101,143
FireEye, Inc.(1)	236	4,293
Five9, Inc.(1)	84	13,291
Fortinet, Inc.(1)	1,210	381,319
Guidewire Software, Inc.(1)	171	20,257
HubSpot, Inc.(1)	109	74,607
Intelligent Systems Corp.(1)(2)	134	5,171
InterDigital, Inc.	562	40,526
Intuit, Inc.	807	456,851
j2 Global, Inc.(1)	209	28,779
Jamf Holding Corp.(1)	148	5,202
LivePerson, Inc.(1)	109	6,987
Manhattan Associates, Inc.(1)	635	103,499
Marathon Digital Holdings, Inc.(1)(2)	669	27,155
Microsoft Corp.	27,012	8,154,383
MicroStrategy, Inc., Class A(1)(2)	25	17,358
Mimecast Ltd.(1)	499	34,835
Mitek Systems, Inc.(1)	300	6,711
nCino, Inc.(1)	64	3,969
NCR Corp.(1)	943	40,059
New Relic, Inc.(1)	81	6,478
NortonLifeLock, Inc.	2,041	54,209
Nuance Communications, Inc.(1)	485	26,699
Nutanix, Inc., Class A(1)	597	22,035
OneSpan, Inc.(1)	120	2,312
Oracle Corp. (New York)	6,108	544,406
Palantir Technologies, Inc., Class A(1)	2,894	76,228
Palo Alto Networks, Inc.(1)	340	156,754
Paycom Software, Inc.(1)	141	68,935
Paylocity Holding Corp.(1)	100	26,920
206

Avantis U.S. Equity Fund
	Shares	Value
Pegasystems, Inc.	43	$5,918
Progress Software Corp.	99	4,609
Proofpoint, Inc.(1)	137	24,098
PTC, Inc.(1)	165	21,724
Q2 Holdings, Inc.(1)	48	4,228
QAD, Inc., Class A	70	6,091
Qualys, Inc.(1)	281	32,984
Rapid7, Inc.(1)	98	11,909
RingCentral, Inc., Class A(1)	74	18,667
SailPoint Technologies Holdings, Inc.(1)	179	8,388
salesforce.com, Inc.(1)	1,812	480,669
ServiceNow, Inc.(1)	420	270,329
ShotSpotter, Inc.(1)	76	3,027
Smartsheet, Inc., Class A(1)	255	20,290
Splunk, Inc.(1)	87	13,300
Sprout Social, Inc., Class A(1)	65	7,904
SPS Commerce, Inc.(1)	143	19,381
SS&C Technologies Holdings, Inc.	517	39,116
Sumo Logic, Inc.(1)	500	10,425
Synopsys, Inc.(1)	372	123,593
Teradata Corp.(1)	1,145	62,620
Trade Desk, Inc. (The), Class A(1)	650	52,032
Tyler Technologies, Inc.(1)	156	75,769
Unity Software, Inc.(1)	163	20,660
Varonis Systems, Inc.(1)	78	5,383
Verint Systems, Inc.(1)	99	4,419
VirnetX Holding Corp.(1)(2)	637	2,860
VMware, Inc., Class A(1)(2)	235	34,984
Vonage Holdings Corp.(1)	279	3,934
Workday, Inc., Class A(1)	344	93,967
Xperi Holding Corp.	52	1,111
Zendesk, Inc.(1)	119	14,708
Zoom Video Communications, Inc., Class A(1)	605	175,147
Zscaler, Inc.(1)	134	37,298
		14,451,843
Specialty Retail — 3.5%
Aaron's Co., Inc. (The)	1,139	30,206
Abercrombie & Fitch Co., Class A(1)	1,633	58,396
Academy Sports & Outdoors, Inc.(1)	1,630	72,160
Advance Auto Parts, Inc.	976	197,982
America's Car-Mart, Inc.(1)	39	5,044
American Eagle Outfitters, Inc.	1,503	45,872
Asbury Automotive Group, Inc.(1)	403	75,055
AutoNation, Inc.(1)	1,380	150,544
AutoZone, Inc.(1)	58	89,851
Bath & Body Works, Inc.	773	52,162
Bed Bath & Beyond, Inc.(1)	1,677	46,185
Best Buy Co., Inc.	2,615	304,674
Big 5 Sporting Goods Corp.(2)	321	8,924
Boot Barn Holdings, Inc.(1)	564	50,354
Buckle, Inc. (The)	785	30,403
207

Avantis U.S. Equity Fund
	Shares	Value
Burlington Stores, Inc.(1)	543	$162,623
Caleres, Inc.	775	19,057
Camping World Holdings, Inc., Class A	462	18,452
CarMax, Inc.(1)	1,357	169,910
Carvana Co.(1)	50	16,403
Chico's FAS, Inc.(1)	1,173	6,064
Children's Place, Inc. (The)(1)	66	5,731
Citi Trends, Inc.(1)	310	26,703
Conn's, Inc.(1)	242	5,953
Container Store Group, Inc. (The)(1)	332	3,851
Designer Brands, Inc., Class A(1)	447	6,482
Dick's Sporting Goods, Inc.(2)	1,343	189,108
Express, Inc.(1)	1,177	6,980
Five Below, Inc.(1)	508	108,108
Floor & Decor Holdings, Inc., Class A(1)	889	109,614
Foot Locker, Inc.	2,276	129,026
GameStop Corp., Class A(1)	36	7,857
Gap, Inc. (The)	4,484	119,857
Genesco, Inc.(1)	115	7,133
Group 1 Automotive, Inc.	361	59,724
Guess?, Inc.	583	14,103
Haverty Furniture Cos., Inc.	552	19,668
Hibbett, Inc.	424	40,573
Home Depot, Inc. (The)	4,051	1,321,355
Kirkland's, Inc.(1)(2)	193	3,690
Leslie's, Inc.(1)	228	5,499
Lithia Motors, Inc.	440	145,772
Lowe's Cos., Inc.	4,043	824,327
Lumber Liquidators Holdings, Inc.(1)	428	8,928
MarineMax, Inc.(1)	650	31,603
Monro, Inc.	56	3,187
Murphy USA, Inc.	526	81,677
National Vision Holdings, Inc.(1)	114	6,838
O'Reilly Automotive, Inc.(1)	198	117,628
ODP Corp. (The)(1)	983	46,368
Party City Holdco, Inc.(1)	635	4,324
Penske Automotive Group, Inc.	658	59,174
Rent-A-Center, Inc.	927	58,475
RH(1)	237	166,059
Ross Stores, Inc.	3,345	396,048
Sally Beauty Holdings, Inc.(1)	1,334	24,799
Shoe Carnival, Inc.	492	18,834
Signet Jewelers Ltd.	1,334	105,653
Sleep Number Corp.(1)	59	5,458
Sonic Automotive, Inc., Class A	308	15,566
Sportsman's Warehouse Holdings, Inc.(1)	796	14,121
TJX Cos., Inc. (The)	6,636	482,570
Tractor Supply Co.	1,723	334,693
TravelCenters of America, Inc.(1)	267	11,206
Ulta Beauty, Inc.(1)	724	280,412
Urban Outfitters, Inc.(1)	974	32,161
208

Avantis U.S. Equity Fund
	Shares	Value
Victoria's Secret & Co.(1)	257	$17,039
Vroom, Inc.(1)(2)	638	17,137
Williams-Sonoma, Inc.	1,550	289,385
Zumiez, Inc.(1)	354	14,227
		7,415,005
Technology Hardware, Storage and Peripherals — 4.3%
3D Systems Corp.(1)	827	25,174
Apple, Inc.	56,186	8,530,720
Avid Technology, Inc.(1)	259	6,685
Dell Technologies, Inc., Class C(1)	1,199	116,854
Diebold Nixdorf, Inc.(1)	309	3,362
Hewlett Packard Enterprise Co.	2,654	41,031
HP, Inc.	2,950	87,733
NetApp, Inc.	1,804	160,430
Pure Storage, Inc., Class A(1)	489	12,631
Seagate Technology Holdings plc	2,059	180,348
Stratasys Ltd.(1)	65	1,369
Super Micro Computer, Inc.(1)	285	10,414
Turtle Beach Corp.(1)	208	5,909
Western Digital Corp.(1)	552	34,886
Xerox Holdings Corp.	1,431	32,212
		9,249,758
Textiles, Apparel and Luxury Goods — 1.1%
Capri Holdings Ltd.(1)	1,702	96,180
Carter's, Inc.	753	77,092
Columbia Sportswear Co.	506	51,617
Crocs, Inc.(1)	1,382	197,377
Deckers Outdoor Corp.(1)	400	167,380
Fossil Group, Inc.(1)	764	10,238
G-III Apparel Group Ltd.(1)	663	20,507
Hanesbrands, Inc.	3,320	62,018
Kontoor Brands, Inc.	786	42,413
Lakeland Industries, Inc.(1)	124	2,960
Levi Strauss & Co., Class A	1,420	37,218
lululemon athletica, Inc.(1)	446	178,476
Movado Group, Inc.	210	7,589
NIKE, Inc., Class B	4,036	664,891
Oxford Industries, Inc.	137	12,371
PVH Corp.(1)	588	61,616
Ralph Lauren Corp.	381	44,245
Rocky Brands, Inc.	110	5,465
Skechers USA, Inc., Class A(1)	1,348	67,980
Steven Madden Ltd.	698	28,248
Superior Group of Cos., Inc.	178	4,243
Tapestry, Inc.(1)	5,209	210,027
Under Armour, Inc., Class A(1)	1,485	34,363
Under Armour, Inc., Class C(1)	1,539	30,872
Unifi, Inc.(1)	394	9,157
VF Corp.	2,662	203,563
Wolverine World Wide, Inc.	1,604	57,519
		2,385,625
209

Avantis U.S. Equity Fund
	Shares	Value
Thrifts and Mortgage Finance — 0.4%
Axos Financial, Inc.(1)	1,046	$50,710
Bridgewater Bancshares, Inc.(1)	288	4,709
Columbia Financial, Inc.(1)	177	3,191
Essent Group Ltd.	1,169	55,037
Federal Agricultural Mortgage Corp., Class C	285	27,901
Flagstar Bancorp, Inc.	1,129	55,840
FS Bancorp, Inc.	140	4,784
Hingham Institution For Savings (The)	16	5,192
HomeStreet, Inc.	260	10,621
Kearny Financial Corp.	427	5,419
Merchants Bancorp	265	9,718
Meridian Bancorp, Inc.	1,095	22,754
Meta Financial Group, Inc.	408	20,070
MGIC Investment Corp.	5,081	77,587
Mr. Cooper Group, Inc.(1)	1,465	56,959
New York Community Bancorp, Inc.	5,152	64,503
NMI Holdings, Inc., Class A(1)	1,534	34,622
Northfield Bancorp, Inc.	430	7,267
Northwest Bancshares, Inc.	1,859	24,204
PennyMac Financial Services, Inc.	728	48,448
Premier Financial Corp.	386	11,734
Provident Financial Services, Inc.	1,325	29,243
Radian Group, Inc.	2,198	51,939
Southern Missouri Bancorp, Inc.	113	5,099
TFS Financial Corp.	302	6,037
TrustCo Bank Corp. NY	112	3,594
Walker & Dunlop, Inc.	620	68,851
Washington Federal, Inc.	831	27,672
Waterstone Financial, Inc.	149	3,022
WSFS Financial Corp.	669	30,379
		827,106
Trading Companies and Distributors — 0.8%
Air Lease Corp.	1,746	69,386
Applied Industrial Technologies, Inc.	796	70,693
Beacon Roofing Supply, Inc.(1)	542	27,902
BlueLinx Holdings, Inc.(1)	138	7,943
Boise Cascade Co.	921	53,280
CAI International, Inc.	285	15,951
DXP Enterprises, Inc.(1)	187	5,606
Fastenal Co.	6,557	366,208
GATX Corp.	735	67,385
Global Industrial Co.	259	9,969
GMS, Inc.(1)	290	14,329
H&E Equipment Services, Inc.	842	28,670
Herc Holdings, Inc.(1)	658	86,494
Lawson Products, Inc.(1)	92	4,853
McGrath RentCorp	486	33,913
MRC Global, Inc.(1)	2,908	23,846
MSC Industrial Direct Co., Inc., Class A	722	60,800
NOW, Inc.(1)	3,177	24,399
210

Avantis U.S. Equity Fund
	Shares	Value
Rush Enterprises, Inc., Class A	937	$41,322
Rush Enterprises, Inc., Class B	106	4,493
SiteOne Landscape Supply, Inc.(1)	260	52,026
Textainer Group Holdings Ltd.(1)	1,138	37,804
Titan Machinery, Inc.(1)	397	11,402
Triton International Ltd.	1,214	66,430
United Rentals, Inc.(1)	292	102,974
Univar Solutions, Inc.(1)	248	5,855
Veritiv Corp.(1)	461	41,338
W.W. Grainger, Inc.	698	302,723
Watsco, Inc.	273	76,009
Willis Lease Finance Corp.(1)	118	4,443
		1,718,446
Transportation Infrastructure†
Macquarie Infrastructure Corp.	701	27,935
Water Utilities†
American States Water Co.	389	35,870
American Water Works Co., Inc.	125	22,781
California Water Service Group	205	13,028
Essential Utilities, Inc.	134	6,650
		78,329
Wireless Telecommunication Services — 0.2%
Shenandoah Telecommunications Co.	1,063	31,709
T-Mobile US, Inc.(1)	2,812	385,300
Telephone and Data Systems, Inc.	2,105	42,774
United States Cellular Corp.(1)	145	4,633
		464,416
TOTAL COMMON STOCKS (Cost $175,380,992)		212,119,119
TEMPORARY CASH INVESTMENTS — 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $958,568)	958,568	958,568
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $644,844)	644,844	644,844
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $176,984,404)		213,722,531
OTHER ASSETS AND LIABILITIES†		15,667
TOTAL NET ASSETS — 100.0%		$213,738,198

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	3	September 2021	$678,075	$21,033
^Amount represents value and unrealized appreciation (depreciation).

211

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $813,537. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $831,831, which includes securities collateral of $186,987.

See Notes to Financial Statements.
212

AUGUST 31, 2021

Avantis U.S. Small Cap Value Fund
	Shares	Value
COMMON STOCKS — 99.4%
Aerospace and Defense — 0.2%
Hexcel Corp.(1)	11,321	$642,014
Air Freight and Logistics — 0.7%
Air Transport Services Group, Inc.(1)	6,484	177,597
Atlas Air Worldwide Holdings, Inc.(1)	14,648	1,071,794
Hub Group, Inc., Class A(1)	7,048	494,770
		1,744,161
Airlines — 0.1%
Mesa Air Group, Inc.(1)	4,324	34,506
SkyWest, Inc.(1)	3,305	154,178
		188,684
Auto Components — 1.2%
American Axle & Manufacturing Holdings, Inc.(1)	39,609	351,332
Cooper-Standard Holdings, Inc.(1)	1,677	39,041
Dana, Inc.	51,223	1,191,447
Gentherm, Inc.(1)	2,944	252,654
Goodyear Tire & Rubber Co. (The)(1)	56,320	892,109
Modine Manufacturing Co.(1)	18,270	227,279
Motorcar Parts of America, Inc.(1)	3,032	60,094
Standard Motor Products, Inc.	237	10,165
Strattec Security Corp.(1)	45	1,678
		3,025,799
Automobiles — 0.3%
Harley-Davidson, Inc.	2,016	79,692
Winnebago Industries, Inc.	11,446	796,871
		876,563
Banks — 14.5%
1st Constitution Bancorp	116	2,600
1st Source Corp.	3,078	144,666
ACNB Corp.	923	26,592
Altabancorp	3,205	133,072
Amalgamated Financial Corp.	3,591	55,840
American National Bankshares, Inc.	1,409	48,160
Ameris Bancorp	17,256	849,685
Ames National Corp.	1,518	35,536
Arrow Financial Corp.	3,267	120,389
Associated Banc-Corp.	18,057	372,335
BancFirst Corp.	3,290	186,082
Bancorp, Inc. (The)(1)	14,500	357,570
BancorpSouth Bank	10,024	294,004
Bank First Corp.	423	30,033
Bank of Commerce Holdings	3,887	55,429
Bank of Hawaii Corp.	8,991	753,536
Bank OZK	8,474	359,552
BankFinancial Corp.	377	4,373
BankUnited, Inc.	24,034	1,010,149
Banner Corp.	5,200	297,440
Bar Harbor Bankshares	2,956	80,994
Baycom Corp.(1)	1,850	32,024
213

Avantis U.S. Small Cap Value Fund
	Shares	Value
BCB Bancorp, Inc.	3,352	$49,844
Business First Bancshares, Inc.	3,317	79,343
Byline Bancorp, Inc.	4,809	118,301
C&F Financial Corp.	431	23,076
Cadence BanCorp	10,395	223,596
Camden National Corp.	3,412	159,238
Capital Bancorp, Inc.	2,756	65,372
Capital City Bank Group, Inc.	2,809	65,141
Capstar Financial Holdings, Inc.	3,560	74,902
Cathay General Bancorp	12,409	493,630
CB Financial Services, Inc.	235	5,452
Central Pacific Financial Corp.	7,240	183,244
Central Valley Community Bancorp	2,641	57,415
Century Bancorp, Inc., Class A	168	19,207
Chemung Financial Corp.	842	39,136
CIT Group, Inc.	27,324	1,514,296
City Holding Co.	3,653	284,569
Civista Bancshares, Inc.	2,482	58,377
CNB Financial Corp.	3,804	93,502
Coastal Financial Corp.(1)	250	7,343
Colony Bankcorp, Inc.	416	7,733
Community Bankers Trust Corp.	5,330	59,749
Community Financial Corp. (The)	1,296	46,345
Community Trust Bancorp, Inc.	3,584	149,309
ConnectOne Bancorp, Inc.	9,259	264,900
County Bancorp, Inc.	174	6,323
Customers Bancorp, Inc.(1)	10,375	429,629
Dime Community Bancshares, Inc.	4,859	160,347
Eagle Bancorp Montana, Inc.	1,752	38,789
Eagle Bancorp, Inc.	8,102	467,485
Enterprise Bancorp, Inc.	1,329	44,854
Enterprise Financial Services Corp.	1,640	73,652
Equity Bancshares, Inc., Class A(1)	2,793	89,599
Esquire Financial Holdings, Inc.(1)	1,574	40,924
Evans Bancorp, Inc.	1,322	51,756
F.N.B. Corp.	71,813	838,776
Farmers National Banc Corp.	6,519	101,696
FB Financial Corp.	5,000	205,950
Financial Institutions, Inc.	3,877	123,134
First BanCorp	54,059	688,171
First Bancorp, Inc. (The)	227	6,740
First Bancorp/Southern Pines NC	6,690	279,374
First Bank/Hamilton NJ	4,600	61,272
First Busey Corp.	12,207	289,306
First Business Financial Services, Inc.	977	27,688
First Citizens BancShares, Inc., Class A	234	210,062
First Community Bankshares, Inc.	2,500	78,100
First Community Corp.	85	1,731
First Financial Corp.	2,780	112,395
First Foundation, Inc.	9,961	239,363
First Guaranty Bancshares, Inc.	242	4,593
214

Avantis U.S. Small Cap Value Fund
	Shares	Value
First Internet Bancorp	2,597	$77,183
First Mid Bancshares, Inc.	2,956	120,900
First of Long Island Corp. (The)	5,675	120,310
First Savings Financial Group, Inc.	461	40,116
First United Corp.	279	5,139
First Western Financial, Inc.(1)	900	24,354
Flushing Financial Corp.	7,696	176,469
FNCB Bancorp, Inc.	206	1,613
Franklin Financial Services Corp.	146	4,630
Fulton Financial Corp.	12,071	191,325
FVCBankcorp, Inc.(1)	598	11,828
Great Southern Bancorp, Inc.	2,864	156,002
Great Western Bancorp, Inc.	13,477	417,248
Hancock Whitney Corp.	3,989	183,334
Hanmi Financial Corp.	6,566	126,593
HarborOne Bancorp, Inc.	11,000	155,430
Hawthorn Bancshares, Inc.	762	17,419
HBT Financial, Inc.	2,201	35,986
Heartland Financial USA, Inc.	6,701	315,148
Hilltop Holdings, Inc.	18,784	628,701
HomeTrust Bancshares, Inc.	2,923	81,318
Hope Bancorp, Inc.	27,250	375,778
Horizon Bancorp, Inc.	10,432	186,211
Howard Bancorp, Inc.(1)	1,034	20,577
Independent Bank Corp. (Michigan)	5,710	119,567
International Bancshares Corp.	14,177	593,733
Investar Holding Corp.	2,251	50,625
Investors Bancorp, Inc.	53,952	772,053
Lakeland Bancorp, Inc.	11,156	188,313
Lakeland Financial Corp.	3,035	201,554
Landmark Bancorp, Inc.	186	5,149
LCNB Corp.	1,807	31,586
Level One Bancorp, Inc.	984	26,411
Limestone Bancorp, Inc.(1)	58	1,003
Live Oak Bancshares, Inc.	1,367	83,674
Macatawa Bank Corp.	7,793	63,981
Mackinac Financial Corp.	2,412	51,038
Mercantile Bank Corp.	3,782	117,998
Meridian Corp.	1,533	44,902
Metrocity Bankshares, Inc.	3,750	77,663
Metropolitan Bank Holding Corp.(1)	2,044	160,045
Mid Penn Bancorp, Inc.	1,366	36,322
Midland States Bancorp, Inc.	4,977	125,918
MidWestOne Financial Group, Inc.	3,723	109,307
MVB Financial Corp.	2,840	112,294
National Bank Holdings Corp., Class A	8,652	324,450
National Bankshares, Inc.	300	11,088
NBT Bancorp, Inc.	4,500	161,370
Nicolet Bankshares, Inc.(1)	1,026	78,397
Northeast Bank	1,928	63,123
Northrim BanCorp, Inc.	1,797	75,420
215

Avantis U.S. Small Cap Value Fund
	Shares	Value
Oak Valley Bancorp	775	$13,524
OFG Bancorp	12,174	289,863
Old National Bancorp.	22,463	374,234
Old Second Bancorp, Inc.	7,020	82,555
Origin Bancorp, Inc.	1,200	49,380
Orrstown Financial Services, Inc.	2,704	64,517
PacWest Bancorp	22,516	958,056
Park National Corp.	900	105,516
Parke Bancorp, Inc.	2,104	43,174
PCB Bancorp.	1,436	27,313
Peapack-Gladstone Financial Corp.	4,207	140,135
Peoples Bancorp of North Carolina, Inc.	588	16,582
Peoples Bancorp, Inc.	3,466	108,278
Plumas Bancorp(2)	642	20,711
Popular, Inc.	17,270	1,311,484
Preferred Bank	3,735	238,629
Premier Financial Bancorp, Inc.	2,792	50,284
Primis Financial Corp.	5,304	79,507
QCR Holdings, Inc.	3,687	191,540
RBB Bancorp	3,757	96,705
Red River Bancshares, Inc.	185	9,280
Republic Bancorp, Inc., Class A	3,166	158,712
Salisbury Bancorp, Inc.	31	1,588
Sandy Spring Bancorp, Inc.	12,100	527,197
SB Financial Group, Inc.	128	2,339
ServisFirst Bancshares, Inc.	7,912	580,899
Shore Bancshares, Inc.	1,790	31,683
Sierra Bancorp	3,475	88,335
Simmons First National Corp., Class A	22,259	646,624
SmartFinancial, Inc.	2,267	56,630
South Plains Financial, Inc.	2,649	61,457
Southern First Bancshares, Inc.(1)	1,448	73,819
Spirit of Texas Bancshares, Inc.	3,243	76,697
Sterling Bancorp	23,118	529,171
Stock Yards Bancorp, Inc.	3,157	162,838
Summit Financial Group, Inc.	1,425	34,115
Synovus Financial Corp.	16,965	731,192
Texas Capital Bancshares, Inc.(1)	8,799	598,244
Tompkins Financial Corp.	2,874	228,742
Towne Bank	10,400	316,888
TriState Capital Holdings, Inc.(1)	6,084	122,958
Triumph Bancorp, Inc.(1)	1,205	99,075
Trustmark Corp.	14,273	451,312
UMB Financial Corp.	11,332	1,037,785
Umpqua Holdings Corp.	55,111	1,073,011
Union Bankshares, Inc.	156	5,171
United Community Banks, Inc.	8,536	257,531
United Security Bancshares	700	5,740
Unity Bancorp, Inc.	1,160	26,506
Univest Financial Corp.	6,988	189,235
Valley National Bancorp	101,424	1,322,569
216

Avantis U.S. Small Cap Value Fund
	Shares	Value
Washington Trust Bancorp, Inc.	3,750	$199,725
Webster Financial Corp.	21,273	1,074,712
West BanCorp, Inc.	3,824	116,976
Western Alliance Bancorp	2,356	229,851
Wintrust Financial Corp.	13,907	1,040,800
		37,656,780
Beverages — 0.4%
Coca-Cola Consolidated, Inc.	1,854	753,021
MGP Ingredients, Inc.	3,028	197,728
		950,749
Biotechnology — 0.5%
Catalyst Pharmaceuticals, Inc.(1)	30,006	165,333
Eagle Pharmaceuticals, Inc.(1)	3,062	163,419
Emergent BioSolutions, Inc.(1)	1,928	121,618
Ovid therapeutics, Inc.(1)(2)	14,703	51,902
Translate Bio, Inc.(1)	18,746	701,100
		1,203,372
Building Products — 0.9%
Apogee Enterprises, Inc.	6,089	261,705
Insteel Industries, Inc.	7,487	277,019
JELD-WEN Holding, Inc.(1)	1,875	51,638
Masonite International Corp.(1)	8,133	973,357
Quanex Building Products Corp.	14,314	337,238
UFP Industries, Inc.	4,524	339,662
		2,240,619
Capital Markets — 2.3%
B. Riley Financial, Inc.	4,921	322,522
Brightsphere Investment Group, Inc.	14,502	394,309
Cowen, Inc., Class A	8,775	316,251
Diamond Hill Investment Group, Inc.	855	156,491
Evercore, Inc., Class A	9,900	1,382,436
Freedom Holding Corp.(1)(2)	3,947	254,305
GAMCO Investors, Inc., Class A	544	14,857
Hennessy Advisors, Inc.	490	4,998
Janus Henderson Group plc	16,383	710,367
Moelis & Co., Class A	3,931	243,525
Oppenheimer Holdings, Inc., Class A	2,286	106,505
Piper Sandler Cos.	4,536	648,285
Stifel Financial Corp.	16,908	1,168,343
StoneX Group, Inc.(1)	1,290	89,900
Victory Capital Holdings, Inc., Class A	4,007	140,365
Virtus Investment Partners, Inc.	218	68,169
		6,021,628
Chemicals — 2.6%
AdvanSix, Inc.(1)	12,393	452,345
American Vanguard Corp.	10,505	161,042
Cabot Corp.	23,302	1,244,327
Chemours Co. (The)	70,808	2,372,776
Ecovyst, Inc.	4,635	60,301
Ferro Corp.(1)	13,228	275,142
Hawkins, Inc.	4,636	175,612
217

Avantis U.S. Small Cap Value Fund
	Shares	Value
Kraton Corp.(1)	12,225	$514,917
Kronos Worldwide, Inc.	4,662	61,725
Orion Engineered Carbons SA(1)	5,932	104,818
Rayonier Advanced Materials, Inc.(1)	1,478	10,435
Sensient Technologies Corp.	532	46,204
Stepan Co.	5,121	602,025
Trecora Resources(1)	3,178	26,695
Tronox Holdings plc, Class A	30,588	646,324
		6,754,688
Commercial Services and Supplies — 1.6%
Civeo Corp.(1)	3,267	77,232
Clean Harbors, Inc.(1)	13,158	1,350,274
CoreCivic, Inc.(1)	39,260	381,607
Ennis, Inc.	4,672	90,683
Healthcare Services Group, Inc.	15,655	409,535
Herman Miller, Inc.	5,138	215,950
HNI Corp.	9,929	376,210
Interface, Inc.	23,294	334,968
Kimball International, Inc., Class B	4,561	56,876
Steelcase, Inc., Class A	9,990	140,759
Team, Inc.(1)	9	40
UniFirst Corp.	2,804	642,312
		4,076,446
Communications Equipment — 0.8%
Aviat Networks, Inc.(1)	3,892	137,933
EchoStar Corp., Class A(1)	2,208	59,616
NETGEAR, Inc.(1)	10,921	390,207
ViaSat, Inc.(1)	29,019	1,498,541
		2,086,297
Construction and Engineering — 1.6%
Ameresco, Inc., Class A(1)	1,983	137,125
Arcosa, Inc.	1,139	57,884
Argan, Inc.	2,690	124,547
Dycom Industries, Inc.(1)	9,410	708,855
EMCOR Group, Inc.	266	32,319
Granite Construction, Inc.	18,386	745,368
Great Lakes Dredge & Dock Corp.(1)	4,820	72,830
MasTec, Inc.(1)	7,809	714,055
MYR Group, Inc.(1)	8,417	875,452
Northwest Pipe Co.(1)	1,947	50,466
Orion Group Holdings, Inc.(1)	2,241	12,169
Primoris Services Corp.	11,796	303,157
Sterling Construction Co., Inc.(1)	4,992	115,116
Tutor Perini Corp.(1)	11,534	166,320
		4,115,663
Construction Materials — 0.4%
Eagle Materials, Inc.	6,338	994,052
United States Lime & Minerals, Inc.	69	10,080
		1,004,132
Consumer Finance — 2.6%
Atlanticus Holdings Corp.(1)	2,510	161,142
218

Avantis U.S. Small Cap Value Fund
	Shares	Value
Elevate Credit, Inc.(1)	7,243	$25,423
Encore Capital Group, Inc.(1)	10,052	494,659
Enova International, Inc.(1)	10,674	352,029
EZCORP, Inc., Class A(1)	8,933	61,548
Green Dot Corp., Class A(1)	9,306	486,146
Navient Corp.	55,897	1,297,369
Nelnet, Inc., Class A	4,308	348,431
OneMain Holdings, Inc.	14,192	820,723
PRA Group, Inc.(1)	10,971	460,782
Regional Management Corp.	2,426	144,177
SLM Corp.	93,457	1,752,319
World Acceptance Corp.(1)	1,348	255,945
		6,660,693
Containers and Packaging†
Myers Industries, Inc.	166	3,785
Distributors — 0.2%
Core-Mark Holding Co., Inc.	11,707	538,522
Funko, Inc., Class A(1)	2,882	57,467
		595,989
Diversified Consumer Services — 0.2%
American Public Education, Inc.(1)	4,308	113,300
Grand Canyon Education, Inc.(1)	2,046	182,381
Laureate Education, Inc., Class A(1)	6,828	108,770
Lincoln Educational Services Corp.(1)	3,686	23,627
Perdoceo Education Corp.(1)	10,752	118,057
Universal Technical Institute, Inc.(1)	4,000	27,880
		574,015
Diversified Financial Services — 0.1%
Alerus Financial Corp.	2,974	88,803
Marlin Business Services Corp.	2,875	63,969
		152,772
Diversified Telecommunication Services — 0.6%
ATN International, Inc.	899	40,985
IDT Corp., Class B(1)	11,848	515,151
Iridium Communications, Inc.(1)	25,633	1,140,925
		1,697,061
Electrical Equipment — 0.6%
Atkore, Inc.(1)	11,872	1,101,365
Encore Wire Corp.	3,449	293,200
Powell Industries, Inc.	1,181	29,879
Preformed Line Products Co.	32	2,244
TPI Composites, Inc.(1)	5,049	183,329
		1,610,017
Electronic Equipment, Instruments and Components — 3.7%
Avnet, Inc.	29,632	1,198,911
Bel Fuse, Inc., Class B	1,891	26,701
Benchmark Electronics, Inc.	3,815	103,119
Daktronics, Inc.(1)	10,964	66,771
ePlus, Inc.(1)	5,705	617,395
Insight Enterprises, Inc.(1)	15,620	1,607,142
Kimball Electronics, Inc.(1)	8,061	194,834
219

Avantis U.S. Small Cap Value Fund
	Shares	Value
Methode Electronics, Inc.	1,653	$76,980
Plexus Corp.(1)	11,979	1,100,032
Sanmina Corp.(1)	25,246	996,712
ScanSource, Inc.(1)	12,058	429,024
SYNNEX Corp.	13,377	1,699,815
Vishay Intertechnology, Inc.	56,711	1,245,941
Vishay Precision Group, Inc.(1)	4,881	182,403
		9,545,780
Energy Equipment and Services — 2.3%
Archrock, Inc.	24,778	190,295
Cactus, Inc., Class A	3,708	139,087
DMC Global, Inc.(1)	1,151	46,236
Geospace Technologies Corp.(1)	1,658	16,166
Helmerich & Payne, Inc.	25,283	680,618
Nabors Industries Ltd.(1)	1,096	92,437
National Energy Services Reunited Corp.(1)	6,596	74,865
Natural Gas Services Group, Inc.(1)	3,161	30,504
Newpark Resources, Inc.(1)	10,553	27,649
NexTier Oilfield Solutions, Inc.(1)	19,357	69,685
NOV, Inc.(1)	169,361	2,230,484
Oceaneering International, Inc.(1)	51,766	636,722
Oil States International, Inc.(1)	6,690	39,203
Patterson-UTI Energy, Inc.	53,148	412,428
ProPetro Holding Corp.(1)	11,735	90,829
RPC, Inc.(1)	10,610	40,636
Select Energy Services, Inc., Class A(1)	18,851	100,853
TechnipFMC plc(1)	35,662	236,439
Transocean Ltd.(1)(2)	206,443	734,937
US Silica Holdings, Inc.(1)	10,930	95,965
		5,986,038
Food and Staples Retailing — 1.4%
Andersons, Inc. (The)	3,049	92,629
HF Foods Group, Inc.(1)(2)	4,000	23,520
Ingles Markets, Inc., Class A	6,459	438,501
Natural Grocers by Vitamin Cottage, Inc.	2,534	30,636
PriceSmart, Inc.	6,006	508,168
SpartanNash Co.	11,543	248,174
Sprouts Farmers Market, Inc.(1)	31,602	786,890
United Natural Foods, Inc.(1)	29,531	1,086,741
Village Super Market, Inc., Class A	2,044	45,765
Weis Markets, Inc.	6,844	389,766
		3,650,790
Food Products — 1.8%
Flowers Foods, Inc.	61,210	1,476,997
Fresh Del Monte Produce, Inc.	16,780	551,726
John B Sanfilippo & Son, Inc.	2,257	191,823
Mission Produce, Inc.(1)	4,066	84,329
Pilgrim's Pride Corp.(1)	12,579	350,199
Sanderson Farms, Inc.	9,318	1,830,987
Seneca Foods Corp., Class A(1)	2,081	101,907
		4,587,968
220

Avantis U.S. Small Cap Value Fund
	Shares	Value
Health Care Equipment and Supplies — 1.0%
FONAR Corp.(1)	475	$8,289
Glaukos Corp.(1)	8,853	527,904
Meridian Bioscience, Inc.(1)	9,202	186,249
Orthofix Medical, Inc.(1)	7,966	337,758
Quidel Corp.(1)	11,122	1,434,182
		2,494,382
Health Care Providers and Services — 1.9%
Brookdale Senior Living, Inc.(1)	56,304	411,019
Ensign Group, Inc. (The)	16,348	1,335,141
Fulgent Genetics, Inc.(1)(2)	5,315	484,941
Magellan Health, Inc.(1)	5,001	473,195
ModivCare, Inc.(1)	684	134,926
National HealthCare Corp.	2,979	219,999
Owens & Minor, Inc.	35,400	1,319,712
Patterson Cos., Inc.	15,682	480,496
Triple-S Management Corp., Class B(1)	1,851	65,711
		4,925,140
Hotels, Restaurants and Leisure — 0.5%
Carrols Restaurant Group, Inc.	3,216	13,346
Chuy's Holdings, Inc.(1)	2,374	76,585
Cracker Barrel Old Country Store, Inc.	5,801	832,908
Hilton Grand Vacations, Inc.(1)	2,545	111,191
Monarch Casino & Resort, Inc.(1)	3,782	239,665
ONE Group Hospitality, Inc. (The)(1)	7,193	80,202
RCI Hospitality Holdings, Inc.	511	33,016
		1,386,913
Household Durables — 3.0%
Bassett Furniture Industries, Inc.	2,642	56,776
Beazer Homes USA, Inc.(1)	11,698	218,869
Cavco Industries, Inc.(1)	1,489	380,439
Century Communities, Inc.	9,458	663,006
Ethan Allen Interiors, Inc.	5,082	122,070
Hooker Furniture Corp.	3,218	100,273
iRobot Corp.(1)	2,126	172,461
La-Z-Boy, Inc.	10,278	359,833
Legacy Housing Corp.(1)	861	16,876
LGI Homes, Inc.(1)	6,122	981,540
Lifetime Brands, Inc.	3,851	70,666
Lovesac Co. (The)(1)	1,583	89,534
M/I Homes, Inc.(1)	11,535	742,739
Meritage Homes Corp.(1)	13,519	1,507,909
New Home Co., Inc. (The)(1)	211	1,893
Sonos, Inc.(1)	10,877	432,143
Taylor Morrison Home Corp.(1)	34,388	965,959
Tri Pointe Homes, Inc.(1)	40,374	959,690
Universal Electronics, Inc.(1)	1,834	92,654
		7,935,330
Household Products — 0.2%
Central Garden & Pet Co.(1)	2,352	108,310
Central Garden & Pet Co., Class A(1)	9,693	403,907
221

Avantis U.S. Small Cap Value Fund
	Shares	Value
Ocean Bio-Chem, Inc.	261	$2,540
Oil-Dri Corp. of America	1,321	47,133
		561,890
Independent Power and Renewable Electricity Producers — 0.3%
Ormat Technologies, Inc.	11,101	789,614
Insurance — 4.4%
American Equity Investment Life Holding Co.	24,965	791,141
American National Group, Inc.	1,671	321,668
AMERISAFE, Inc.	3,786	217,884
Axis Capital Holdings Ltd.	23,790	1,217,334
Brighthouse Financial, Inc.(1)	20,358	996,728
CNO Financial Group, Inc.	35,969	879,802
Crawford & Co., Class A	1,407	14,028
Donegal Group, Inc., Class A	3,433	51,701
Employers Holdings, Inc.	6,455	265,752
Genworth Financial, Inc., Class A(1)	94,966	356,123
Hanover Insurance Group, Inc. (The)	9,524	1,345,836
HCI Group, Inc.(2)	1,390	155,207
Horace Mann Educators Corp.	9,301	381,341
Investors Title Co.	100	19,186
Mercury General Corp.	6,971	416,238
NI Holdings, Inc.(1)	1,243	24,263
Safety Insurance Group, Inc.	3,620	294,342
Selective Insurance Group, Inc.	11,552	965,401
SiriusPoint Ltd.(1)	28,701	281,557
Stewart Information Services Corp.	7,259	456,954
Tiptree, Inc.	6,709	67,828
Unum Group	35,628	948,417
White Mountains Insurance Group Ltd.	813	911,219
		11,379,950
Internet and Direct Marketing Retail — 0.2%
1-800-Flowers.com, Inc., Class A(1)	5,435	172,616
Duluth Holdings, Inc., Class B(1)	2,282	35,508
Lands' End, Inc.(1)	5,925	200,561
PetMed Express, Inc.	861	23,712
		432,397
IT Services — 0.5%
Alliance Data Systems Corp.	11,697	1,147,593
BM Technologies, Inc.(1)	268	2,610
Computer Task Group, Inc.(1)	4,019	34,563
Innodata, Inc.(1)	154	1,272
		1,186,038
Leisure Products — 1.0%
Acushnet Holdings Corp.	6,252	312,350
Johnson Outdoors, Inc., Class A	21	2,410
Malibu Boats, Inc., Class A(1)	4,163	298,071
MasterCraft Boat Holdings, Inc.(1)	386	9,627
Smith & Wesson Brands, Inc.	21,688	523,331
Sturm Ruger & Co., Inc.	6,698	523,717
Vista Outdoor, Inc.(1)	22,845	933,218
		2,602,724
222

Avantis U.S. Small Cap Value Fund
	Shares	Value
Machinery — 3.5%
Alamo Group, Inc.	2,030	$314,670
Albany International Corp., Class A	10,959	858,419
Astec Industries, Inc.	5,215	318,845
Commercial Vehicle Group, Inc.(1)	10,619	111,606
EnPro Industries, Inc.	5,418	463,293
Greenbrier Cos., Inc. (The)	13,450	593,145
Hyster-Yale Materials Handling, Inc.	2,621	153,617
Kennametal, Inc.	13,611	506,057
L.B. Foster Co., Class A(1)	1,249	21,295
Lydall, Inc.(1)	5,481	339,712
Mayville Engineering Co., Inc.(1)	1,461	21,798
Miller Industries, Inc.	2,093	77,902
Mueller Industries, Inc.	14,377	641,358
Mueller Water Products, Inc., Class A	68,725	1,142,210
Park-Ohio Holdings Corp.	1,257	32,405
Shyft Group, Inc. (The)	8,892	391,337
Terex Corp.	22,850	1,166,493
Timken Co. (The)	10,474	770,258
Titan International, Inc.(1)	13,430	111,603
TriMas Corp.(1)	3,636	116,752
Trinity Industries, Inc.	24,376	707,635
Wabash National Corp.	9,413	146,278
		9,006,688
Marine — 0.5%
Costamare, Inc.	18,233	262,190
Eagle Bulk Shipping, Inc.(1)	2,384	117,746
Matson, Inc.	13,251	1,049,082
		1,429,018
Media — 0.4%
Cumulus Media, Inc., Class A(1)	3,804	44,925
Entercom Communications Corp.(1)	21,089	74,866
Entravision Communications Corp., Class A	30,218	210,619
Gray Television, Inc.	36,417	828,123
		1,158,533
Metals and Mining — 3.6%
Alcoa Corp.(1)	59,145	2,624,264
Allegheny Technologies, Inc.(1)	32,957	588,612
Alpha Metallurgical Resources, Inc.(1)	9,300	363,723
Arconic Corp.(1)	49,756	1,716,084
Carpenter Technology Corp.	20,320	677,672
Commercial Metals Co.	54,921	1,791,523
Haynes International, Inc.	4,625	181,531
Kaiser Aluminum Corp.	1,522	192,168
Olympic Steel, Inc.	5,063	138,017
Ryerson Holding Corp.	3,000	69,450
Schnitzer Steel Industries, Inc., Class A	5,134	242,890
SunCoke Energy, Inc.	42,909	298,218
Synalloy Corp.(1)	850	9,902
TimkenSteel Corp.(1)	22,578	308,867
Warrior Met Coal, Inc.	13,599	304,482
		9,507,403
223

Avantis U.S. Small Cap Value Fund
	Shares	Value
Multiline Retail — 1.6%
Big Lots, Inc.	14,276	$694,670
Dillard's, Inc., Class A	2,544	484,530
Kohl's Corp.	17,187	986,534
Macy's, Inc.(1)	94,123	2,107,414
		4,273,148
Oil, Gas and Consumable Fuels — 8.3%
Antero Midstream Corp.	87,957	845,267
Antero Resources Corp.(1)	81,396	1,116,753
Arch Resources, Inc.(1)	3,436	260,071
Ardmore Shipping Corp.(1)	3,480	12,145
Berry Corp.	8,355	50,130
Bonanza Creek Energy, Inc.	14,727	572,586
Brigham Minerals, Inc., Class A	7,212	137,893
Callon Petroleum Co.(1)	10,200	348,534
Centennial Resource Development, Inc., Class A(1)	46,351	236,390
Cimarex Energy Co.	26,856	1,724,692
CNX Resources Corp.(1)	15,616	177,398
Comstock Resources, Inc.(1)	23,040	136,166
CONSOL Energy, Inc.(1)	15,938	363,865
DHT Holdings, Inc.	13,671	75,601
Dorian LPG Ltd.	8,972	118,610
EnLink Midstream LLC(1)	137,612	741,729
EQT Corp.(1)	64,348	1,179,499
Equitrans Midstream Corp.	170,050	1,484,536
Goodrich Petroleum Corp.(1)	2,477	40,251
International Seaways, Inc.	10,652	183,214
Marathon Oil Corp.	90,423	1,062,470
Matador Resources Co.	56,699	1,630,096
Murphy Oil Corp.	52,277	1,111,409
Overseas Shipholding Group, Inc., Class A(1)	20,289	53,157
Par Pacific Holdings, Inc.(1)	4,654	76,744
PBF Energy, Inc., Class A(1)	3,649	37,950
PDC Energy, Inc.	54,063	2,257,130
Penn Virginia Corp.(1)	2,053	42,497
PHX Minerals, Inc.	100	253
Range Resources Corp.(1)	88,344	1,291,589
Renewable Energy Group, Inc.(1)	6,145	297,541
SandRidge Energy, Inc.(1)	10,443	92,943
Scorpio Tankers, Inc.	8,766	142,097
SFL Corp. Ltd.	11,884	95,429
SilverBow Resources, Inc.(1)	2,092	38,242
SM Energy Co.	36,694	700,855
Southwestern Energy Co.(1)	171,832	781,836
Talos Energy, Inc.(1)	3,442	42,681
Targa Resources Corp.	12,925	567,666
Teekay Corp.(1)(2)	25,357	76,832
Teekay Tankers Ltd., Class A(1)	8,343	95,527
Whiting Petroleum Corp.(1)	13,349	626,736
World Fuel Services Corp.	23,558	762,337
		21,689,347
224

Avantis U.S. Small Cap Value Fund
	Shares	Value
Paper and Forest Products — 1.5%
Clearwater Paper Corp.(1)	5,876	$190,911
Domtar Corp.(1)	14,998	822,340
Glatfelter Corp.	15,286	241,519
Louisiana-Pacific Corp.	32,421	2,056,788
Mercer International, Inc.	19,001	216,231
Neenah, Inc.	1,966	99,067
Verso Corp., Class A	15,650	298,133
		3,924,989
Personal Products — 0.5%
Nature's Sunshine Products, Inc.	2,382	40,780
Nu Skin Enterprises, Inc., Class A	15,856	802,631
USANA Health Sciences, Inc.(1)	5,134	498,152
		1,341,563
Pharmaceuticals — 1.4%
Amphastar Pharmaceuticals, Inc.(1)	9,698	190,663
ANI Pharmaceuticals, Inc.(1)	1,570	47,618
Atea Pharmaceuticals, Inc.(1)(2)	10,531	312,981
BioDelivery Sciences International, Inc.(1)	9,673	37,338
Collegium Pharmaceutical, Inc.(1)	12,035	247,079
Innoviva, Inc.(1)	34,691	529,385
Perrigo Co. plc	17,711	725,265
Phibro Animal Health Corp., Class A	2,972	72,190
Prestige Consumer Healthcare, Inc.(1)	12,462	715,194
SIGA Technologies, Inc.(1)	10,000	65,300
Supernus Pharmaceuticals, Inc.(1)	22,704	625,041
		3,568,054
Professional Services — 0.9%
Barrett Business Services, Inc.	634	49,135
CRA International, Inc.	2,512	233,591
GP Strategies Corp.(1)	1,962	40,574
Heidrick & Struggles International, Inc.	7,891	341,049
Hill International, Inc.(1)	9,201	23,002
Kelly Services, Inc., Class A	7,404	143,934
Kforce, Inc.	4,885	285,382
Korn Ferry	13,395	946,893
TrueBlue, Inc.(1)	13,740	375,514
		2,439,074
Real Estate Management and Development — 0.2%
Marcus & Millichap, Inc.(1)	10,234	401,378
RE/MAX Holdings, Inc., Class A	3,825	128,099
		529,477
Road and Rail — 2.3%
ArcBest Corp.	10,769	718,615
Covenant Logistics Group, Inc.(1)	2,198	53,543
Heartland Express, Inc.	19,812	332,445
Marten Transport Ltd.	7,703	120,090
PAM Transportation Services, Inc.(1)	100	3,497
Ryder System, Inc.	24,792	1,970,716
Saia, Inc.(1)	5,869	1,409,323
Schneider National, Inc., Class B	13,198	297,483
225

Avantis U.S. Small Cap Value Fund
	Shares	Value
US Xpress Enterprises, Inc., Class A(1)	5,048	$44,120
USA Truck, Inc.(1)	137	1,987
Werner Enterprises, Inc.	21,067	993,520
		5,945,339
Semiconductors and Semiconductor Equipment — 0.9%
Alpha & Omega Semiconductor Ltd.(1)	6,229	180,953
Amkor Technology, Inc.	23,954	658,016
Cohu, Inc.(1)	3,130	111,678
MagnaChip Semiconductor Corp.(1)	9,789	178,649
NeoPhotonics Corp.(1)	1,068	9,975
Photronics, Inc.(1)	25,669	386,832
SMART Global Holdings, Inc.(1)	9,254	448,449
Ultra Clean Holdings, Inc.(1)	10,155	469,567
		2,444,119
Software — 0.3%
InterDigital, Inc.	12,747	919,186
Specialty Retail — 8.2%
Aaron's Co., Inc. (The)	11,708	310,496
Abercrombie & Fitch Co., Class A(1)	29,333	1,048,948
Academy Sports & Outdoors, Inc.(1)	25,173	1,114,409
American Eagle Outfitters, Inc.	60,061	1,833,062
Asbury Automotive Group, Inc.(1)	3,736	695,793
AutoNation, Inc.(1)	11,121	1,213,190
Bed Bath & Beyond, Inc.(1)	37,941	1,044,895
Big 5 Sporting Goods Corp.(2)	10,404	289,231
Buckle, Inc. (The)	11,425	442,490
Build-A-Bear Workshop, Inc.(1)	6,830	127,311
Caleres, Inc.	16,544	406,817
Chico's FAS, Inc.(1)	56,054	289,799
Citi Trends, Inc.(1)	2,795	240,761
Conn's, Inc.(1)	4,741	116,629
Dick's Sporting Goods, Inc.(2)	7,201	1,013,973
Foot Locker, Inc.	25,386	1,439,132
Genesco, Inc.(1)	6,786	420,936
Group 1 Automotive, Inc.	6,445	1,066,261
Guess?, Inc.	11,461	277,242
Haverty Furniture Cos., Inc.	5,397	192,295
Hibbett, Inc.	7,288	697,389
Kirkland's, Inc.(1)(2)	3,934	75,218
Lazydays Holdings, Inc.(1)	2,951	72,506
MarineMax, Inc.(1)	7,483	363,823
Murphy USA, Inc.	5,905	916,928
ODP Corp. (The)(1)	14,436	680,946
Penske Automotive Group, Inc.	7,433	668,450
Shoe Carnival, Inc.	7,866	301,111
Signet Jewelers Ltd.	23,758	1,881,634
Sonic Automotive, Inc., Class A	8,591	434,189
Sportsman's Warehouse Holdings, Inc.(1)	11,692	207,416
Tilly's, Inc., Class A	11,039	171,877
TravelCenters of America, Inc.(1)	4,830	202,715
Urban Outfitters, Inc.(1)	21,311	703,689
226

Avantis U.S. Small Cap Value Fund
	Shares	Value
Zumiez, Inc.(1)	8,607	$345,915
		21,307,476
Technology Hardware, Storage and Peripherals — 0.2%
Super Micro Computer, Inc.(1)	6,077	222,053
Turtle Beach Corp.(1)	6,604	187,620
		409,673
Textiles, Apparel and Luxury Goods — 1.3%
Capri Holdings Ltd.(1)	4,003	226,210
Carter's, Inc.	14,803	1,515,531
Crown Crafts, Inc.	151	1,131
Culp, Inc.	167	2,199
Delta Apparel, Inc.(1)	1,000	30,250
Fossil Group, Inc.(1)	15,558	208,477
G-III Apparel Group Ltd.(1)	15,558	481,209
Movado Group, Inc.	6,794	245,535
Oxford Industries, Inc.	6,702	605,191
Superior Group of Cos., Inc.	233	5,555
Unifi, Inc.(1)	4,426	102,860
Vera Bradley, Inc.(1)	5,863	67,190
		3,491,338
Thrifts and Mortgage Finance — 4.3%
Axos Financial, Inc.(1)	16,026	776,941
Bridgewater Bancshares, Inc.(1)	5,299	86,639
Essent Group Ltd.	27,035	1,272,808
Federal Agricultural Mortgage Corp., Class C	2,718	266,092
Flagstar Bancorp, Inc.	15,488	766,036
FS Bancorp, Inc.	2,126	72,645
Greene County Bancorp, Inc.	134	4,208
Hingham Institution For Savings (The)	363	117,794
Home Bancorp, Inc.	1,338	50,068
HomeStreet, Inc.	6,164	251,799
Luther Burbank Corp.	2,236	29,001
Merchants Bancorp	5,603	205,462
Meridian Bancorp, Inc.	12,850	267,023
Meta Financial Group, Inc.	10,015	492,638
MGIC Investment Corp.	85,781	1,309,876
Mr. Cooper Group, Inc.(1)	27,973	1,087,590
NMI Holdings, Inc., Class A(1)	21,167	477,739
OP Bancorp	1,343	13,524
PennyMac Financial Services, Inc.	13,369	889,707
Premier Financial Corp.	8,191	249,006
Radian Group, Inc.	44,438	1,050,070
Riverview Bancorp, Inc.	2,994	21,976
Severn Bancorp, Inc.	129	1,606
Southern Missouri Bancorp, Inc.	2,022	91,233
Territorial Bancorp, Inc.	886	22,407
Timberland Bancorp, Inc.	1,932	56,105
TrustCo Bank Corp. NY	3,035	97,393
Walker & Dunlop, Inc.	4,000	444,200
Washington Federal, Inc.	15,510	516,483
227

Avantis U.S. Small Cap Value Fund
	Shares/Principal Amount	Value
Waterstone Financial, Inc.	5,837	$118,374
		11,106,443
Trading Companies and Distributors — 4.5%
Air Lease Corp.	40,303	1,601,641
Applied Industrial Technologies, Inc.	9,129	810,747
BlueLinx Holdings, Inc.(1)	3,368	193,862
Boise Cascade Co.	9,871	571,037
CAI International, Inc.	9,745	545,428
GATX Corp.	13,100	1,201,008
Global Industrial Co.	2,247	86,487
H&E Equipment Services, Inc.	8,636	294,056
Herc Holdings, Inc.(1)	10,003	1,314,894
Lawson Products, Inc.(1)	1,100	58,025
McGrath RentCorp	9,375	654,188
MRC Global, Inc.(1)	13,887	113,873
NOW, Inc.(1)	16,746	128,609
Rush Enterprises, Inc., Class A	18,814	829,698
Rush Enterprises, Inc., Class B	3,256	138,022
Textainer Group Holdings Ltd.(1)	22,020	731,504
Titan Machinery, Inc.(1)	10,728	308,108
Triton International Ltd.	24,617	1,347,042
Veritiv Corp.(1)	8,356	749,283
		11,677,512
Transportation Infrastructure — 0.2%
Macquarie Infrastructure Corp.	16,426	654,576
Wireless Telecommunication Services — 0.2%
Telephone and Data Systems, Inc.	18,371	373,299
United States Cellular Corp.(1)	6,875	219,656
		592,955
TOTAL COMMON STOCKS (Cost $185,632,326)		258,762,792
CORPORATE BONDS†
Capital Markets†
GAMCO Investors, Inc., 4.00%, 6/15/23 (Cost $1,000)	$1,000	1,000
TEMPORARY CASH INVESTMENTS — 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $3,642,711)	3,642,711	3,642,711
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $1,555,184)	1,555,184	1,555,184
TOTAL INVESTMENT SECURITIES — 101.4% (Cost $190,831,221)		263,961,687
OTHER ASSETS AND LIABILITIES — (1.4)%		(3,605,353)
TOTAL NET ASSETS — 100.0%		$260,356,334

228

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Russell 2000 E-Mini Index	9	September 2021	$1,022,040	$47,667
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $2,553,778. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $2,617,396, which includes securities collateral of $1,062,212.

See Notes to Financial Statements.
229

Statements of Assets and Liabilities

AUGUST 31, 2021
	Avantis Emerging Markets Equity Fund	Avantis International Equity Fund
Assets
Investment securities, at value (cost of $98,646,596 and $57,040,795, respectively) — including $4,396,673 and $4,817,386, respectively of securities on loan	$119,452,369	$77,599,705
Investment made with cash collateral received for securities on loan, at value (cost of $1,558,199 and $1,997,239, respectively)	1,558,199	1,997,239
Total investment securities, at value (cost of $100,204,795 and $59,038,034, respectively)	121,010,568	79,596,944
Cash	—	391
Foreign currency holdings, at value (cost of $192,908 and $28,248, respectively)	193,224	28,334
Deposits with broker for futures contracts	46,000	34,500
Receivable for investments sold	243	—
Receivable for capital shares sold	35,535	229,654
Dividends and interest receivable	261,769	223,079
Securities lending receivable	4,773	3,282
	121,552,112	80,116,184

Liabilities
Payable for collateral received for securities on loan	1,558,199	1,997,239
Payable for investments purchased	257,869	—
Payable for capital shares redeemed	87,989	24,966
Payable for variation margin on futures contracts	940	705
Accrued management fees	32,093	14,767
Accrued foreign taxes	560,133	—
	2,497,223	2,037,677

Net Assets	$119,054,889	$78,078,507

Net Assets Consist of:
Capital paid in	$97,805,053	$55,626,985
Distributable earnings	21,249,836	22,451,522
	$119,054,889	$78,078,507

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Avantis Emerging Markets Equity Fund
Institutional Class	$118,866,324	8,906,898	$13.35
G Class	$188,565	14,095	$13.38
Avantis International Equity Fund
Institutional Class	$77,422,403	6,190,483	$12.51
G Class	$656,104	52,396	$12.52

See Notes to Financial Statements.
230

AUGUST 31, 2021
	Avantis International Small Cap Value Fund	Avantis U.S. Equity Fund
Assets
Investment securities, at value (cost of $109,177,875 and $176,339,560, respectively) — including $4,485,166 and $813,537, respectively of securities on loan	$131,411,218	$213,077,687
Investment made with cash collateral received for securities on loan, at value (cost of $1,604,022 and $644,844, respectively)	1,604,022	644,844
Total investment securities, at value (cost of $110,781,897 and $176,984,404, respectively)	133,015,240	213,722,531
Foreign currency holdings, at value (cost of $10,276 and $—, respectively)	10,274	—
Deposits with broker for futures contracts	45,500	34,500
Receivable for investments sold	338,268	9,563
Receivable for capital shares sold	26,260	462,229
Receivable for variation margin on futures contracts	1,610	—
Dividends and interest receivable	288,617	281,689
Securities lending receivable	8,271	430
	133,734,040	214,510,942

Liabilities
Payable for collateral received for securities on loan	1,604,022	644,844
Payable for investments purchased	293,874	—
Payable for capital shares redeemed	88,135	100,719
Payable for variation margin on futures contracts	—	705
Accrued management fees	39,186	26,476
	2,025,217	772,744

Net Assets	$131,708,823	$213,738,198

Net Assets Consist of:
Capital paid in	$105,012,234	$175,292,825
Distributable earnings	26,696,589	38,445,373
	$131,708,823	$213,738,198

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Avantis International Small Cap Value Fund
Institutional Class	$131,702,334	10,332,275	$12.75
G Class	$6,489	508	$12.77
Avantis U.S. Equity Fund
Institutional Class	$212,074,759	14,208,718	$14.93
G Class	$1,663,439	111,299	$14.95

See Notes to Financial Statements.
231

AUGUST 31, 2021
Avantis U.S. Small Cap Value Fund
Assets
Investment securities, at value (cost of $189,276,037) — including $2,553,778 of securities on loan	$262,406,503
Investment made with cash collateral received for securities on loan, at value (cost of $1,555,184)	1,555,184
Total investment securities, at value (cost of $190,831,221)	263,961,687
Deposits with broker for futures contracts	58,500
Receivable for capital shares sold	208,781
Receivable for variation margin on futures contracts	2,070
Dividends and interest receivable	225,407
Securities lending receivable	3,352
264,459,797

Liabilities
Payable for collateral received for securities on loan	1,555,184
Payable for investments purchased	2,363,939
Payable for capital shares redeemed	134,902
Accrued management fees	49,438
4,103,463

Net Assets	$260,356,334

Net Assets Consist of:
Capital paid in	$170,842,171
Distributable earnings	89,514,163
$260,356,334

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Avantis U.S. Small Cap Value Fund
Institutional Class	$260,195,645	17,122,331	$15.20
G Class	$160,689	10,557	$15.22

See Notes to Financial Statements.
232

Statements of Operations

YEAR ENDED AUGUST 31, 2021
	Avantis Emerging Markets Equity Fund	Avantis International Equity Fund
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $297,656 and $168,034, respectively)	$2,222,754	$1,599,223
Securities lending, net	37,498	30,785
Interest	438	247
	2,260,690	1,630,255

Expenses:
Management fees	284,576	145,201
Other expenses	582	145
	285,158	145,346
Fees waived - G Class	(178)	(422)
	284,980	144,924

Net investment income (loss)	1,975,710	1,485,331

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $6,761 and $—, respectively)	(501,581)	784,270
Futures contract transactions	100,223	110,141
Foreign currency translation transactions	(42,414)	(3,829)
	(443,772)	890,582

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(470,230) and $—, respectively)	15,104,649	13,407,368
Futures contracts	40,467	4,500
Translation of assets and liabilities in foreign currencies	517	(1,301)
	15,145,633	13,410,567

Net realized and unrealized gain (loss)	14,701,861	14,301,149

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,677,571	$15,786,480

See Notes to Financial Statements.
233

YEAR ENDED AUGUST 31, 2021
	Avantis International Small Cap Value Fund	Avantis U.S. Equity Fund
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $219,643 and $400, respectively)	$2,230,272	$1,496,541
Securities lending, net	69,188	4,398
Interest	402	460
	2,299,862	1,501,399

Expenses:
Management fees	307,739	148,054
Other expenses	1,645	534
	309,384	148,588
Fees waived - G Class	(13)	(696)
	309,371	147,892

Net investment income (loss)	1,990,491	1,353,507

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	3,030,633	337,424
Futures contract transactions	256,924	456,775
Foreign currency translation transactions	6,326	—
	3,293,883	794,199

Change in net unrealized appreciation (depreciation) on:
Investments	18,388,214	27,199,517
Futures contracts	(43,168)	(25,185)
Translation of assets and liabilities in foreign currencies	(1,235)	—
	18,343,811	27,174,332

Net realized and unrealized gain (loss)	21,637,694	27,968,531

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,628,185	$29,322,038

See Notes to Financial Statements.
234

YEAR ENDED AUGUST 31, 2021
Avantis U.S. Small Cap Value Fund
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,502)	$3,536,817
Securities lending, net	34,619
Interest	480
3,571,916

Expenses:
Management fees	433,626
Other expenses	1,201
434,827
Fees waived - G Class	(119)
434,708

Net investment income (loss)	3,137,208

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	14,439,192
Futures contract transactions	895,118
15,334,310

Change in net unrealized appreciation (depreciation) on:
Investments	60,192,386
Futures contracts	11,721
60,204,107

Net realized and unrealized gain (loss)	75,538,417

Net Increase (Decrease) in Net Assets Resulting from Operations	$78,675,625

See Notes to Financial Statements.
235

Statements of Changes in Net Assets

YEAR ENDED AUGUST 31, 2021 AND PERIOD ENDED AUGUST 31, 2020
	Avantis Emerging Markets Equity Fund		Avantis International Equity Fund
Increase (Decrease) in Net Assets	August 31, 2021	August 31, 2020(1)	August 31, 2021	August 31, 2020(1)
Operations
Net investment income (loss)	$1,975,710	$588,603	$1,485,331	$559,710
Net realized gain (loss)	(443,772)	(179,974)	890,582	(66,781)
Change in net unrealized appreciation (depreciation)	15,145,633	5,161,889	13,410,567	7,191,599
Net increase (decrease) in net assets resulting from operations	16,677,571	5,570,518	15,786,480	7,684,528

Distributions to Shareholders
From earnings:
Institutional Class	(961,367)	(36,886)	(945,667)	(14,040)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	66,800,095	31,004,958	12,339,585	43,227,621

Net increase (decrease) in net assets	82,516,299	36,538,590	27,180,398	50,898,109

Net Assets
Beginning of period	36,538,590	—	50,898,109	—
End of period	$119,054,889	$36,538,590	$78,078,507	$50,898,109
(1)December 4, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.
236

YEAR ENDED AUGUST 31, 2021 AND PERIOD ENDED AUGUST 31, 2020
	Avantis International Small Cap Value Fund		Avantis U.S. Equity Fund
Increase (Decrease) in Net Assets	August 31, 2021	August 31, 2020(1)	August 31, 2021	August 31, 2020(1)
Operations
Net investment income (loss)	$1,990,491	$288,284	$1,353,507	$326,458
Net realized gain (loss)	3,293,883	(162,081)	794,199	(111,281)
Change in net unrealized appreciation (depreciation)	18,343,811	3,868,874	27,174,332	9,584,828
Net increase (decrease) in net assets resulting from operations	23,628,185	3,995,077	29,322,038	9,800,005

Distributions to Shareholders
From earnings:
Institutional Class	(742,081)	(34,502)	(550,258)	(15,804)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	66,559,222	38,302,922	133,435,192	41,747,025

Net increase (decrease) in net assets	89,445,326	42,263,497	162,206,972	51,531,226

Net Assets
Beginning of period	42,263,497	—	51,531,226	—
End of period	$131,708,823	$42,263,497	$213,738,198	$51,531,226
(1)December 4, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.
237

YEAR ENDED AUGUST 31, 2021 AND PERIOD ENDED AUGUST 31, 2020
	Avantis U.S. Small Cap Value Fund
Increase (Decrease) in Net Assets	August 31, 2021	August 31, 2020(1)
Operations
Net investment income (loss)	$3,137,208	$451,796
Net realized gain (loss)	15,334,310	(455,170)
Change in net unrealized appreciation (depreciation)	60,204,107	12,974,026
Net increase (decrease) in net assets resulting from operations	78,675,625	12,970,652

Distributions to Shareholders
From earnings:
Institutional Class	(948,448)	(9,656)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	103,291,530	66,376,631

Net increase (decrease) in net assets	181,018,707	79,337,627

Net Assets
Beginning of period	79,337,627	—
End of period	$260,356,334	$79,337,627
(1)December 4, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.
238

Notes to Financial Statements

AUGUST 31, 2021

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis Emerging Markets Equity Fund, Avantis International Equity Fund, Avantis International Small Cap Value Fund, Avantis U.S. Equity Fund and Avantis U.S. Small Cap Value Fund (collectively, the funds) are five funds in a series issued by the trust. Each of the funds' investment objective is to seek long-term capital appreciation. The funds offer the Institutional Class and G Class. The Institutional Class of each fund commenced sale on December 4, 2019, the funds' inception date. The G Class of each fund commenced sale on January 20, 2021.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the funds determine that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the funds may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the funds to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
239

The funds monitor for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The funds also monitor for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The funds may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the funds segregate assets on their books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the funds designate a sufficient amount of liquid assets, marked-to-market daily. The funds may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. Each fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

240

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes the funds to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedules of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2021.

Remaining Contractual Maturity of Agreements
Fund / Securities Lending Transactions(1)	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total

Avantis Emerging Markets Equity Fund
Common Stocks	$1,558,199	—	—	—	$1,558,199
Gross amount of recognized liabilities for securities lending transactions					$1,558,199

Avantis International Equity Fund
Common Stocks	$1,997,106	—	—	—	$1,997,106
Rights	133	—	—	—	133
Total Borrowings	$1,997,239	—	—	—	$1,997,239
Gross amount of recognized liabilities for securities lending transactions					$1,997,239

Avantis International Small Cap Value Fund
Common Stocks	$1,587,204	—	—	—	$1,587,204
Rights	16,818	—	—	—	16,818
Total Borrowings	$1,604,022	—	—	—	$1,604,022
Gross amount of recognized liabilities for securities lending transactions					$1,604,022

Avantis U.S. Equity Fund
Common Stocks	$644,844	—	—	—	$644,844
Gross amount of recognized liabilities for securities lending transactions					$644,844

Avantis U.S. Small Cap Value Fund
Common Stocks	$1,555,184	—	—	—	$1,555,184
Gross amount of recognized liabilities for securities lending transactions					$1,555,184
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

241

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the funds' distributor, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The investment advisor agreed to waive each fund's G Class management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

For the period ended August 31, 2021, the annual management fee for the Institutional Class and the effective annual management fee before and after waiver for G Class for each fund are as follows:

		Effective Annual Management Fee
	Institutional Class	G Class Before Waiver	G Class After Waiver
Avantis Emerging Markets Equity Fund	0.33%	0.33%	0.00%
Avantis International Equity Fund	0.23%	0.23%	0.00%
Avantis International Small Cap Value Fund	0.36%	0.36%	0.00%
Avantis U.S. Equity Fund	0.15%	0.15%	0.00%
Avantis U.S. Small Cap Value Fund	0.25%	0.25%	0.00%

Interfund Transactions — The funds may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended August 31, 2021 were as follows:

	Avantis Emerging Markets Equity Fund	Avantis International Equity Fund	Avantis International Small Cap Value Fund	Avantis U.S. Equity Fund	Avantis U.S. Small Cap Value Fund
Purchases	$74,458,525	$20,604,006	$95,923,843	$137,140,797	$172,131,539
Sales	$7,492,841	$7,973,265	$28,267,418	$3,198,850	$63,091,966

242

5. Capital Share Transactions

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

	Year ended August 31, 2021(1)		Period ended August 31, 2020(2)
	Shares	Amount	Shares	Amount
Avantis Emerging Markets Equity Fund
Institutional Class
Sold	7,036,283	$85,129,263	3,922,272	$34,601,945
Issued in reinvestment of distributions	82,168	961,367	3,471	36,886
Redeemed	(1,750,431)	(19,477,229)	(386,865)	(3,633,873)
	5,368,020	66,613,401	3,538,878	31,004,958
G Class			N/A
Sold	15,109	200,031
Redeemed	(1,014)	(13,337)
	14,095	186,694
Net increase (decrease)	5,382,115	$66,800,095	3,538,878	$31,004,958

Avantis International Equity Fund
Institutional Class
Sold	2,528,683	$28,162,838	5,642,579	$47,235,391
Issued in reinvestment of distributions	88,298	945,667	1,363	14,040
Redeemed	(1,631,782)	(17,402,937)	(438,658)	(4,021,810)
	985,199	11,705,568	5,205,284	43,227,621
G Class			N/A
Sold	56,777	687,665
Redeemed	(4,381)	(53,648)
	52,396	634,017
Net increase (decrease)	1,037,595	$12,339,585	5,205,284	$43,227,621

Avantis International Small Cap Value Fund
Institutional Class
Sold	7,205,043	$81,466,015	4,850,159	$40,974,725
Issued in reinvestment of distributions	70,473	742,081	3,321	34,502
Redeemed	(1,478,397)	(15,654,623)	(318,324)	(2,706,305)
	5,797,119	66,553,473	4,535,156	38,302,922
G Class			N/A
Sold	508	5,749
Net increase (decrease)	5,797,627	$66,559,222	4,535,156	$38,302,922

Avantis U.S. Equity Fund
Institutional Class
Sold	12,039,286	$163,599,924	5,307,267	$47,661,440
Issued in reinvestment of distributions	45,855	550,258	1,534	15,804
Redeemed	(2,596,029)	(32,277,485)	(589,195)	(5,930,219)
	9,489,112	131,872,697	4,719,606	41,747,025
G Class			N/A
Sold	120,988	1,701,468
Redeemed	(9,689)	(138,973)
	111,299	1,562,495
Net increase (decrease)	9,600,411	$133,435,192	4,719,606	$41,747,025

243

	Year ended August 31, 2021(1)		Period ended August 31, 2020(2)
	Shares	Amount	Shares	Amount
Avantis U.S. Small Cap Fund
Institutional Class
Sold	12,018,509	$150,648,156	9,720,837	$73,544,735
Issued in reinvestment of distributions	83,637	948,448	922	9,656
Redeemed	(3,763,099)	(48,461,598)	(938,475)	(7,177,760)
	8,339,047	103,135,006	8,783,284	66,376,631
G Class			N/A
Sold	11,337	168,264
Redeemed	(780)	(11,740)
	10,557	156,524
Net increase (decrease)	8,349,604	$103,291,530	8,783,284	$66,376,631
(1)January 20, 2021 (commencement of sale) through February 28, 2021 for the G Class.
(2)December 4, 2019 (fund inception) through August 31, 2020.

6. Fair Value Measurements

The funds’ investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

244

The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds’ portfolio holdings.

Avantis Emerging Markets Equity Fund
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$3,224,892	$3,684,052	—
Chile	153,852	552,135	—
China	8,276,629	27,371,865	—
Colombia	73,385	179,915	—
India	1,494,318	14,384,852	—
Indonesia	143,573	1,581,355	—
Mexico	964,249	1,632,826	—
Peru	225,117	—	—
Philippines	35,296	805,571	—
Russia	48,748	3,068,635	—
South Africa	508,885	4,408,750	—
South Korea	1,448,346	15,923,801	—
Taiwan	4,353,303	15,661,512	—
Turkey	31,831	597,234	—
Other Countries	—	7,268,997	—
Rights	—	5,620	—
Warrants	—	658	—
Corporate Bonds	—	435	—
Temporary Cash Investments	1,341,732	—	—
Temporary Cash Investments - Securities Lending Collateral	1,558,199	—	—
	$23,882,355	$97,128,213	—
Other Financial Instruments
Futures Contracts	$61,341	—	—

245

Avantis International Equity Fund
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$521,164	$4,616,617	—
Belgium	114,018	597,073	—
Canada	10,388	7,401,310	—
Denmark	623,781	1,216,038	—
Finland	78,273	761,162	—
France	1,029,609	6,074,555	—
Germany	321,185	5,733,480	—
Hong Kong	21,860	1,965,344	—
Israel	172,501	491,664	—
Italy	144,617	1,616,131	—
Japan	1,413,813	14,989,022	—
Netherlands	1,266,555	1,807,357	—
Norway	76,941	556,653	—
Singapore	62,589	772,354	—
Spain	433,324	1,185,597	—
Sweden	166,248	2,907,555	—
Switzerland	919,736	5,374,061	—
United Kingdom	3,650,776	6,548,080	—
Other Countries	—	1,084,689	—
Rights	—	652	—
Temporary Cash Investments	872,933	—	—
Temporary Cash Investments - Securities Lending Collateral	1,997,239	—	—
	$13,897,550	$65,699,394	—
Other Financial Instruments
Futures Contracts	$42,580	—	—

Avantis International Small Cap Value Fund
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,371,667	$128,627,603	—
Warrants	—	17,852	—
Temporary Cash Investments	1,394,096	—	—
Temporary Cash Investments - Securities Lending Collateral	1,604,022	—	—
	$4,369,785	$128,645,455	—

Liabilities
Other Financial Instruments
Futures Contracts	$20,853	—	—

246

Avantis U.S. Equity Fund
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$212,119,119	—	—
Temporary Cash Investments	958,568	—	—
Temporary Cash Investments - Securities Lending Collateral	644,844	—	—
	$213,722,531	—	—
Other Financial Instruments
Futures Contracts	$21,033	—	—

Avantis U.S. Small Cap Value Fund
	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$258,762,792	—	—
Corporate Bonds	—	$1,000	—
Temporary Cash Investments	3,642,711	—	—
Temporary Cash Investments - Securities Lending Collateral	1,555,184	—	—
	$263,960,687	$1,000	—
Other Financial Instruments
Futures Contracts	$47,667	—	—

7. Derivative Instruments

Equity Price Risk — The funds are subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities.

The funds' average notional exposure to equity price risk derivative instruments held during the period were as follows:

Futures Contracts Purchased
Avantis Emerging Markets Equity Fund	$740,675
Avantis International Equity Fund	$508,085
Avantis International Small Cap Value Fund	$680,985
Avantis U.S. Equity Fund	$614,841
Avantis U.S. Small Cap Value Fund	$752,054

247

Value of Derivative Instruments as of August 31, 2021

	Asset Derivatives		Liability Derivatives
Fund / Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Avantis Emerging Markets Equity Fund
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$940

Avantis International Equity Fund

Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$705

Avantis International Small Cap Value Fund

Equity Price Risk	Receivable for variation margin on futures contracts*	$1,610	Payable for variation margin on futures contracts*	—

Avantis U.S. Equity Fund

Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$705

Avantis U.S. Small Cap Value Fund

Equity Price Risk	Receivable for variation margin on futures contracts*	$2,070	Payable for variation margin on futures contracts*	—

*Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund / Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Avantis Emerging Markets Equity Fund
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$100,223	Change in net unrealized appreciation (depreciation) on futures contracts	$40,467

Avantis International Equity Fund

Equity Price Risk	Net realized gain (loss) on futures contract transactions	$110,141	Change in net unrealized appreciation (depreciation) on futures contracts	$4,500

Avantis International Small Cap Value Fund

Equity Price Risk	Net realized gain (loss) on futures contract transactions	$256,924	Change in net unrealized appreciation (depreciation) on futures contracts	$(43,168)

Avantis U.S. Equity Fund

Equity Price Risk	Net realized gain (loss) on futures contract transactions	$456,775	Change in net unrealized appreciation (depreciation) on futures contracts	$(25,185)

Avantis U.S. Small Cap Value Fund

Equity Price Risk	Net realized gain (loss) on futures contract transactions	$895,118	Change in net unrealized appreciation (depreciation) on futures contracts	$11,721

248

8. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

Avantis International Small Cap Value Fund and Avantis U.S. Small Cap Value Fund invest in common stocks of small companies. Because of this, the funds may be subject to greater risk and market fluctuations than funds investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2021 and period December 4, 2019 (funds inception) through August 31, 2020 were as follows:

	2021		2020
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Avantis Emerging Markets Equity Fund	$961,367	—	$36,886	—
Avantis International Equity Fund	$945,667	—	$14,040	—
Avantis International Small Cap Value Fund	$742,081	—	$34,502	—
Avantis U.S. Equity Fund	$410,184	$140,074	$15,804	—
Avantis U.S. Small Cap Value Fund	$923,459	$24,989	$9,656	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

249

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Avantis Emerging Markets Equity Fund	Avantis International Equity Fund	Avantis International Small Cap Value Fund	Avantis U.S. Equity Fund	Avantis U.S. Small Cap Value Fund
Federal tax cost of investments	$100,816,999	$59,422,158	$111,850,031	$177,199,193	$191,365,353
Gross tax appreciation of investments	$26,000,636	$21,118,817	$24,349,567	$38,025,332	$73,135,460
Gross tax depreciation of investments	(5,807,067)	(944,031)	(3,184,358)	(1,501,994)	(539,126)
Net tax appreciation (depreciation) of investments	20,193,569	20,174,786	21,165,209	36,523,338	72,596,334
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(559,593)	676	195	—	—
Net tax appreciation (depreciation)	$19,633,976	$20,175,462	$21,165,404	$36,523,338	$72,596,334
Undistributed ordinary income	$2,024,274	$1,637,773	$4,866,832	$1,479,947	$12,086,759
Accumulated long-term capital gains	—	$638,287	$664,353	$442,088	$4,831,070
Accumulated short-term capital losses	$(408,414)	—	—	—	—

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

250

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis Emerging Markets Equity Fund
Institutional Class
2021	$10.32	0.29	2.93	3.22	(0.19)	$13.35	31.29%	0.33%	0.33%	2.29%	2.29%	9%	$118,866
2020(3)	$10.00	0.23	0.12	0.35	(0.03)	$10.32	3.57%	0.33%(4)	0.33%(4)	3.26%(4)	3.26%(4)	4%	$36,539
G Class
2021(5)	$13.16	0.31	(0.09)	0.22	—	$13.38	1.67%	0.00%(4)(6)	0.33%(4)	3.75%(4)	3.42%(4)	9%(7)	$189

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)December 4, 2019 (fund inception) through August 31, 2020.
(4)Annualized.
(5)January 20, 2021 (commencement of sale) through August 31, 2021.
(6)Ratio was less than 0.005%.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2021.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis International Equity Fund
Institutional Class
2021	$9.78	0.27	2.64	2.91	(0.18)	$12.51	30.11%	0.23%	0.23%	2.35%	2.35%	13%	$77,422
2020(3)	$10.00	0.17	(0.38)	(0.21)	(0.01)	$9.78	(2.10)%	0.23%(4)	0.23%(4)	2.54%(4)	2.54%(4)	2%	$50,898
G Class
2021(5)	$11.35	0.21	0.96	1.17	—	$12.52	10.31%	0.00%(4)(6)	0.23%(4)	2.79%(4)	2.56%(4)	13%(7)	$656

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)December 4, 2019 (fund inception) through August 31, 2020.
(4)Annualized.
(5)January 20, 2021 (commencement of sale) through August 31, 2021.
(6)Ratio was less than 0.005%.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2021.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis International Small Cap Value Fund
Institutional Class
2021	$9.32	0.27	3.31	3.58	(0.15)	$12.75	38.73%	0.36%	0.36%	2.33%	2.33%	34%	$131,702
2020(3)	$10.00	0.14	(0.78)	(0.64)	(0.04)	$9.32	(6.43)%	0.36%(4)	0.36%(4)	2.18%(4)	2.18%(4)	12%	$42,263
G Class
2021(5)	$11.31	0.21	1.25	1.46	—	$12.77	12.91%	0.00%(4)(6)	0.36%(4)	2.82%(4)	2.46%(4)	34%(7)	$6

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)December 4, 2019 (fund inception) through August 31, 2020.
(4)Annualized.
(5)January 20, 2021 (commencement of sale) through August 31, 2021.
(6)Ratio was less than 0.005%.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2021.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis U.S. Equity Fund
Institutional Class
2021	$10.92	0.18	3.95	4.13	(0.09)	(0.03)	(0.12)	$14.93	38.03%	0.15%	0.15%	1.37%	1.37%	3%	$212,075
2020(3)	$10.00	0.12	0.82	0.94	(0.02)	—	(0.02)	$10.92	9.37%	0.15%(4)	0.15%(4)	1.62%(4)	1.62%(4)	3%	$51,531
G Class
2021(5)	$12.80	0.14	2.01	2.15	—	—	—	$14.95	16.80%	0.00%(4)(6)	0.15%(4)	1.55%(4)	1.40%(4)	3%(7)	$1,663

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)December 4, 2019 (fund inception) through August 31, 2020.
(4)Annualized.
(5)January 20, 2021 (commencement of sale) through August 31, 2021.
(6)Ratio was less than 0.005%.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2021.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis U.S. Small Cap Value Fund
Institutional Class
2021	$9.03	0.24	6.01	6.25	(0.08)	—(3)	(0.08)	$15.20	69.57%	0.25%	0.25%	1.81%	1.81%	37%	$260,196
2020(4)	$10.00	0.11	(1.07)	(0.96)	(0.01)	—	(0.01)	$9.03	(9.57)%	0.25%(5)	0.25%(5)	1.89%(5)	1.89%(5)	4%	$79,338
G Class
2021(6)	$12.82	0.18	2.22	2.40	—	—	—	$15.22	18.72%	0.00%(5)(7)	0.25%(5)	2.00%(5)	1.75%(5)	37%(8)	$161

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)December 4, 2019 (fund inception) through August 31, 2020.
(5)Annualized.
(6)January 20, 2021 (commencement of sale) through August 31, 2021.
(7)Ratio was less than 0.005%.
(8)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2021.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Avantis® Emerging Markets Equity Fund, Avantis® International Equity Fund, Avantis® International Small Cap Value Fund, Avantis® U.S. Equity Fund, and Avantis® U.S. Small Cap Value Fund (the “Funds”), five of the funds constituting the American Century ETF Trust, as of August 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended August 31, 2021, and the period from December 4, 2019 (fund inception) through August 31, 2020; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting American Century ETF Trust as of August 31, 2021, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the year ended August 31, 2021, and the period from December 4, 2019 (fund inception) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 18, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	31	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	69	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	31	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	103	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang and Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management,The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

258

Approval of Management Agreement

At a meeting held on June 3, 2021, the Funds’ Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and the services provided to each Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to each Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to each Fund and its shareholders on a routine and non-routine basis;
•the investment performance of each Fund, including data comparing each Fund's performance to appropriate benchmarks and/or a peer group of other funds with similar investment objectives and strategies;
•the cost of owning each Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Funds’ service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to each Fund, the profitability of each Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor;
•possible economies of scale associated with the Advisor’s management of each Fund; and
•possible collateral benefits to the Advisor from the management of the Funds.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

259

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The performance for Avantis International Equity Fund and Avantis U.S. Small Cap Value Fund was above each Fund’s respective benchmark for the one-year and since inception periods reviewed by the Board. The performance for Avantis Emerging Markets Equity Fund, Avantis International Small Cap Value Fund, and Avantis U.S. Equity Fund was below each Fund's respective benchmark for the one-year and since inception periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Funds to be satisfactory and consistent with the management agreement.
260

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Funds. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Funds and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of each Fund was the lowest of the total expense ratios of their respective peer expense universe and was the lowest of their respective peer expense group. The Board concluded that the management fee paid by each Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly
261

to the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments could include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in each Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Funds and the Advisor should be renewed.

262

Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program (the “program”). The Funds' Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Funds' liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds' investments, limiting the amount of the Funds' illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Funds' investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No significant liquidity events impacting the Funds were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Funds' liquidity risk.

263

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

264

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2021.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2021 as qualified for the corporate dividends received deduction.

Avantis Emerging Markets Equity Fund	Avantis International Equity Fund	Avantis International Small Cap Value Fund	Avantis U.S. Equity Fund	Avantis U.S. Small Cap Value Fund
$6,741	—	$16,064	$496,494	$1,771,484

The funds hereby designate the following, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended August 31, 2021.

Avantis Emerging Markets Equity Fund	Avantis International Equity Fund	Avantis International Small Cap Value Fund	Avantis U.S. Equity Fund	Avantis U.S. Small Cap Value Fund
—	$15,011	$17,283	$164,367	$350,974

The funds hereby designate the following as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended August 31, 2021.

Avantis Emerging Markets Equity Fund	Avantis International Equity Fund	Avantis International Small Cap Value Fund	Avantis U.S. Equity Fund	Avantis U.S. Small Cap Value Fund
—	$4,470	$59,677	$16,420	$653,971

The funds hereby utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction (tax equalization) for the fiscal year ended August 31, 2021.

Avantis Emerging Markets Equity Fund	Avantis International Equity Fund	Avantis International Small Cap Value Fund	Avantis U.S. Equity Fund	Avantis U.S. Small Cap Value Fund
—	$59,779	$151,573	$110,608	$1,174,010

For the fiscal year ended August 31, 2021, the funds intend to pass through to shareholders the following foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign Tax Credit		Foreign Source Income
	Amount	Per Outstanding Share	Amount	Per Outstanding Share
Avantis Emerging Markets Equity Fund	$289,978	$0.0325	$2,513,603	$0.2818
Avantis International Equity Fund	$133,794	$0.0214	$1,765,784	$0.2828
Avantis International Small Cap Value Fund	$181,761	$0.0176	$2,433,851	$0.2355
Avantis U.S. Equity Fund	—	—	—	—
Avantis U.S. Small Cap Value Fund	—	—	—	—
265

Notes

266

Notes

267

Notes
268

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96958 2110

Annual Report

August 31, 2021

Avantis® Core Fixed Income Fund
Institutional Class (AVIGX)
G Class (AVBNX)
Avantis® Core Municipal Fixed Income Fund
Institutional Class (AVMUX)
G Class (AVFNX)
Avantis® Short-Term Fixed Income Fund
Institutional Class (AVSFX)
G Class (AVGNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the approximately six-month period ended August 31, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Bonds Delivered Gains

U.S. bonds generally advanced against a backdrop of mostly positive economic news and ongoing central bank and federal government support. Data on U.S. manufacturing, employment, housing and corporate earnings generally remained upbeat. Additionally, COVID-19 vaccine availability also helped promote investor optimism. These influences helped sustain investor confidence despite ongoing challenges from COVID-19 and the inconsistent lifting of virus-related restrictions.

After starting the period at 1.38%, the benchmark 10-year U.S. Treasury yield spiked to 1.75% in late March before falling to 1.31% by August 31. This downward move occurred despite a sharp uptick in inflation. The emergence of COVID-19’s delta variant prompted a reassessment of rosy growth outlooks, pushing Treasury yields lower. In addition, slightly hawkish language from the Federal Reserve (Fed) fueled growth concerns.

The annual U.S. headline inflation rate soared to a 13-year high, but the Fed insisted temporary supply chain disruptions and other transient factors were at play. The Fed left interest rates unchanged but hinted it may start hiking rates in 2023, sooner than its previous timetable of 2024.

Overall, Treasuries delivered gains for the period. The broad U.S. investment-grade bond market advanced, led by rallying corporate bonds. Municipal bonds also posted robust gains and broadly outperformed Treasuries.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to the spread of the delta variant. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization, and fiscal and monetary policy likely will sway market dynamics.
We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Avantis Core Fixed Income Fund
Total Returns as of August 31, 2021
	Ticker Symbol	Since Inception	Inception Date
Institutional Class	AVIGX	1.56%	2/24/2021
Bloomberg Barclays U.S. Aggregate Bond Index	—	1.54%	—
G Class	AVBNX	1.64%	2/24/2021
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made February 24, 2021
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2021
Institutional Class — $10,156

Bloomberg Barclays U.S. Aggregate Bond Index — $10,154

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.15%	0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Hozef Arif, Mitchell Handa and Daniel Ong

Fund Strategy

Avantis Core Fixed Income seeks to maximize total returns by investing primarily in investment-grade debt obligations across sectors, maturities and issuers.

In seeking securities with high expected returns, the portfolio managers use an analytical framework, which includes an assessment of securities’ expected income and capital appreciation. The portfolio managers categorize securities within the fund’s investment universe into component groups based on factors such as industry sector, credit rating, duration, country and currency. The portfolio managers then calculate the expected return implied by the yield curve of each component group. At the same time, they consider valuation metrics, such as yield, duration and option adjusted spreads. Finally, the portfolio managers adjust the weightings for each component group, with the goal of building a portfolio with enhanced expected return.

Performance Review

For the period from the fund’s inception on February 24, 2021, through August 31, 2021, Avantis Core Fixed Income returned 1.56%*. For the same time period, the fund slightly outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 1.54%. The fund’s return reflects fees and operating expenses, while the index return does not.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of the performance of the broad U.S. taxable investment-grade bond market. The fund’s outperformance versus the index was largely due to the fund’s allocations to corporate bonds. These securities generally outperformed the broad bond market during the period.

*All fund returns referenced in this commentary are for Institutional Class shares. Total returns for periods less than one year are not annualized. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
4

Fund Characteristics

AUGUST 31, 2021

Avantis Core Fixed Income Fund
Types of Investments in Portfolio	% of net assets
Corporate Bonds	62.2%
U.S. Treasury Securities and Equivalents	31.4%
U.S. Government Agency Mortgage-Backed Securities	19.9%
Commercial Paper	2.7%
U.S. Government Agency Securities	1.8%
Sovereign Governments and Agencies	0.3%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	(19.7)%
5

Performance

Avantis Core Municipal Fixed Income Fund
Total Returns as of August 31, 2021
	Ticker Symbol	Since Inception	Inception Date
Institutional Class	AVMUX	2.17%	2/24/2021
S&P National AMT-Free Municipal Bond Index	—	2.25%	—
G Glass	AVFNX	2.25%	2/24/2021
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made February 24, 2021
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2021
Institutional Class — $10,217

S&P National AMT-Free Municipal Bond Index — $10,225

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.15%	0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
6

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Hozef Arif, Mitchell Handa and Daniel Ong

Fund Strategy

Avantis Core Municipal Fixed Income seeks to generate current income exempt from federal income tax by investing primarily in municipal securities.

In seeking securities with high expected returns, the portfolio managers use an analytical framework, which includes an assessment of securities’ expected income and capital appreciation. The portfolio managers categorize securities within the fund’s investment universe into component groups based on factors such as industry sector, credit rating, duration, country and currency. The portfolio managers then calculate the expected return implied by the yield curve of each component group. At the same time, they consider valuation metrics, such as yield, duration and option adjusted spreads. Finally, the portfolio managers adjust the weightings for each component group, with the goal of building a portfolio with enhanced expected return.
Performance Review

For the period from the fund’s inception on February 24, 2021, through August 31, 2021, Avantis Core Municipal Fixed Income returned 2.17%*. For the same time period, the fund modestly underperformed the S&P National AMT-Free Municipal Bond Index, which returned 2.25%. The fund’s return reflects fees and operating expenses, while the index return does not.

The S&P National AMT-Free Municipal Bond Index is a broad, comprehensive, market value-weighted index designed to measure the performance of the investment-grade tax-exempt U.S. municipal bond market. Most of the fund’s underperformance versus the index occurred early in the period, when the fund’s quality composition was notably higher than that of the index. Specifically, the fund’s underweight position versus the index in securities with BBB credit ratings detracted from results.

Conversely, the fund’s positioning along the yield curve aided relative results. Our preference for intermediate-maturity securities contributed to results, as these securities generally outperformed longer-maturity municipals.

*All fund returns referenced in this commentary are for Institutional Class shares. Total returns for periods less than one year are not annualized. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 6 for returns for all share classes.
7

Fund Characteristics

AUGUST 31, 2021

Avantis Core Municipal Fixed Income Fund
Types of Investments in Portfolio	% of net assets
Municipal Securities	99.0%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	0.8%

Top Five States and Territories	% of net assets
California	14.5%
New York	13.9%
Florida	6.2%
Texas	6.0%
Illinois	5.0%

Top Five Sectors	% of fund investments
Special Tax	24%
General Obligation (GO) - State	18%
General Obligation (GO) - Local	14%
Public Power	9%
Water & Sewer	6%
8

Performance

Avantis Short-Term Fixed Income Fund
Total Returns as of August 31, 2021
	Ticker Symbol	Since Inception	Inception Date
Institutional Class	AVSFX	0.21%	2/24/2021
Bloomberg Barclays U.S. Aggregate Government/Credit 1-5 Year Index	—	0.19%	—
G Class	AVGNX	0.29%	2/24/2021
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made February 24, 2021
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2021
Institutional Class — $10,021

Bloomberg Barclays U.S. Aggregate Government/Credit 1-5 Year Index — $10,019

Total Annual Fund Operating Expenses
Institutional Class	G Class
0.15%	0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the funds, please consult the prospectus.
9

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Hozef Arif, Mitchell Handa and Daniel Ong

Fund Strategy

Avantis Short-Term Fixed Income seeks to maximize total returns by investing primarily in shorter-maturity investment-grade debt obligations across sectors, maturities and issuers.

In seeking securities with high expected returns, the portfolio managers use an analytical framework, which includes an assessment of securities’ expected income and capital appreciation. The portfolio managers categorize securities within the fund’s investment universe into component groups based on factors such as industry sector, credit rating, duration, country and currency. The portfolio managers then calculate the expected return implied by the yield curve of each component group. At the same time, they consider valuation metrics, such as yield, duration and option adjusted spreads. Finally, the portfolio managers adjust the weightings for each component group, with the goal of building a portfolio with enhanced expected return.

Performance Review

For the period from the fund’s inception on February 24, 2021, through August 31, 2021, Avantis Short-Term Fixed Income returned 0.21%*. For the same time period, the fund modestly outperformed the Bloomberg Barclays U.S. Aggregate Government/Credit 1-5 Year Index, which returned 0.19%. The fund’s return reflects fees and operating expenses, while the index return does not.

The Bloomberg Barclays U.S. Aggregate Government/Credit 1-5 Year Index is an unmanaged index generally representative of the performance of U.S. Treasury, government agency and corporate bonds with maturities between one and five years. The fund’s outperformance versus the index was largely due to the fund’s overweight position versus the index in corporate bonds, which generally outperformed for the period. In addition, an underweight position to U.S. Treasury securities, which underperformed for the period, also aided the fund’s relative results.

*All fund returns referenced in this commentary are for Institutional Class shares. Total returns for periods less than one year are not annualized. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 9 for returns for all share classes.
10

Fund Characteristics

AUGUST 31, 2021

Avantis Short-Term Fixed Income Fund
Types of Investments in Portfolio	% of net assets
Corporate Bonds	53.4%
U.S. Treasury Securities and Equivalents	40.5%
U.S. Government Agency Securities	4.1%
Sovereign Governments and Agencies	0.5%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	0.1%
11

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2021 to August 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
12

	Beginning Account Value 3/1/21	Ending Account Value 8/31/21	Expenses Paid During Period(1) 3/1/21 - 8/31/21	Annualized Expense Ratio(1)
Avantis Core Fixed Income Fund
Actual
Institutional Class	$1,000	$1,017.50	$0.76	0.15%
G Class	$1,000	$1,018.20	$0.00	0.00%(2)
Hypothetical
Institutional Class	$1,000	$1,024.45	$0.77	0.15%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
Avantis Core Municipal Fixed Income Fund
Actual
Institutional Class	$1,000	$1,021.60	$0.76	0.15%
G Class	$1,000	$1,022.40	$0.00	0.00%
Hypothetical
Institutional Class	$1,000	$1,024.45	$0.77	0.15%
G Class	$1,000	$1,025.21	$0.00	0.00%
Avantis Short-Term Fixed Income Fund
Actual
Institutional Class	$1,000	$1,004.10	$0.76	0.15%
G Class	$1,000	$1,004.80	$0.00	0.00%
Hypothetical
Institutional Class	$1,000	$1,024.45	$0.77	0.15%
G Class	$1,000	$1,025.21	$0.00	0.00%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include trustees' fees and expenses, did not exceed 0.005%.
13

Schedules of Investments

AUGUST 31, 2021

Avantis Core Fixed Income Fund
	Principal Amount	Value
CORPORATE BONDS — 62.2%
Aerospace and Defense — 2.8%
Boeing Co. (The), 6.125%, 2/15/33	$20,000	$25,716
Boeing Co. (The), 6.625%, 2/15/38	45,000	61,143
General Dynamics Corp., 3.625%, 4/1/30	64,000	72,918
Huntington Ingalls Industries, Inc., 3.48%, 12/1/27	30,000	32,692
Lockheed Martin Corp., 3.55%, 1/15/26	97,000	107,309
Northrop Grumman Corp., 3.25%, 1/15/28	42,000	45,930
Precision Castparts Corp., 3.25%, 6/15/25	42,000	45,604
Textron, Inc., 4.00%, 3/15/26	30,000	33,420
Textron, Inc., 2.45%, 3/15/31	42,000	42,675
		467,407
Airlines — 0.4%
Southwest Airlines Co., 5.125%, 6/15/27	32,000	37,439
Southwest Airlines Co., 2.625%, 2/10/30	37,000	37,742
		75,181
Auto Components — 0.3%
BorgWarner, Inc., 2.65%, 7/1/27	48,000	51,063
Automobiles — 1.5%
American Honda Finance Corp., MTN, 1.00%, 9/10/25	60,000	60,146
American Honda Finance Corp., MTN, 2.35%, 1/8/27	48,000	50,613
General Motors Co., 5.15%, 4/1/38	40,000	48,316
General Motors Financial Co., Inc., 5.10%, 1/17/24	27,000	29,564
Toyota Motor Credit Corp., MTN, 3.375%, 4/1/30	30,000	33,776
Toyota Motor Credit Corp., MTN, 1.65%, 1/10/31	38,000	37,745
		260,160
Banks — 5.8%
Asian Development Bank, MTN, 0.25%, 10/6/23	25,000	24,994
Asian Development Bank, MTN, 0.375%, 9/3/25	50,000	49,452
Asian Development Bank, MTN, 2.75%, 1/19/28	50,000	55,426
Bank of Nova Scotia (The), 3.40%, 2/11/24	68,000	72,580
Council Of Europe Development Bank, 0.25%, 10/20/23	50,000	49,939
Council Of Europe Development Bank, 2.50%, 2/27/24	25,000	26,332
Fifth Third Bancorp, 3.65%, 1/25/24	66,000	70,655
Inter-American Development Bank, 2.625%, 1/16/24	50,000	52,694
Inter-American Development Bank, 3.125%, 9/18/28	60,000	68,057
International Bank for Reconstruction & Development, 0.50%, 10/28/25	75,000	74,473
International Bank for Reconstruction & Development, 0.75%, 11/24/27	60,000	59,027
Santander Holdings USA, Inc., 3.45%, 6/2/25	36,000	38,666
Santander Holdings USA, Inc., 4.40%, 7/13/27	36,000	40,672
Sumitomo Mitsui Financial Group, Inc., 3.94%, 10/16/23	30,000	32,222
US Bancorp, MTN, 3.95%, 11/17/25	97,000	109,258
Wells Fargo & Co., MTN, 3.55%, 9/29/25	66,000	72,440
Westpac Banking Corp., 2.85%, 5/13/26	70,000	75,909
		972,796
14

Avantis Core Fixed Income Fund
	Principal Amount	Value
Beverages — 1.1%
Molson Coors Beverage Co., 3.00%, 7/15/26	$73,000	$78,463
PepsiCo, Inc., 3.00%, 10/15/27	73,000	80,681
PepsiCo, Inc., 1.40%, 2/25/31	31,000	30,407
		189,551
Biotechnology — 0.7%
AbbVie, Inc., 4.50%, 5/14/35	36,000	43,837
Biogen, Inc., 2.25%, 5/1/30	78,000	79,264
		123,101
Building Products — 0.4%
Owens Corning, 7.00%, 12/1/36	50,000	73,146
Capital Markets — 1.7%
BlackRock, Inc., 3.25%, 4/30/29	12,000	13,384
Brookfield Finance, Inc., 3.90%, 1/25/28	66,000	74,269
Charles Schwab Corp. (The), 3.20%, 3/2/27	30,000	32,958
Franklin Resources, Inc., 1.60%, 10/30/30	57,000	55,164
Jefferies Group LLC, 6.25%, 1/15/36	40,000	54,262
TD Ameritrade Holding Corp., 2.75%, 10/1/29	55,000	58,693
		288,730
Chemicals — 2.3%
Air Products and Chemicals, Inc., 1.50%, 10/15/25	73,000	74,904
EI du Pont de Nemours and Co., 2.30%, 7/15/30	30,000	31,047
Linde, Inc., 3.20%, 1/30/26	48,000	52,409
Mosaic Co. (The), 5.45%, 11/15/33	60,000	76,164
RPM International, Inc., 4.55%, 3/1/29	64,000	74,140
Westlake Chemical Corp., 3.60%, 8/15/26	42,000	46,392
Westlake Chemical Corp., 3.375%, 6/15/30	30,000	32,665
		387,721
Construction and Engineering — 0.2%
Quanta Services, Inc., 2.90%, 10/1/30	30,000	31,538
Consumer Finance — 0.5%
Synchrony Financial, 5.15%, 3/19/29	66,000	78,238
Diversified Financial Services — 0.2%
Equitable Holdings, Inc., 4.35%, 4/20/28	30,000	34,482
Diversified Telecommunication Services — 0.7%
AT&T, Inc., 6.15%, 9/15/34	56,000	75,734
Telefonica Europe BV, 8.25%, 9/15/30	24,000	35,364
		111,098
Electric Utilities — 4.0%
Berkshire Hathaway Energy Co., 4.05%, 4/15/25	12,000	13,267
DTE Electric Co., Series C, 2.625%, 3/1/31	66,000	69,949
Duke Energy Carolinas LLC, Series A, 6.00%, 12/1/28	30,000	38,448
Duke Energy Ohio, Inc., 2.125%, 6/1/30	36,000	36,515
Edison International, 4.95%, 4/15/25	70,000	77,661
Entergy Arkansas LLC, 4.00%, 6/1/28	32,000	36,687
Entergy Louisiana LLC, 3.05%, 6/1/31	33,000	36,021
IPALCO Enterprises, Inc., 4.25%, 5/1/30	57,000	64,878
PacifiCorp, 2.70%, 9/15/30	54,000	57,324
PPL Electric Utilities Corp., 6.25%, 5/15/39	18,000	26,822
Public Service Electric and Gas Co., MTN, 3.00%, 5/15/27	36,000	39,227
Puget Energy, Inc., 4.10%, 6/15/30	66,000	74,100
15

Avantis Core Fixed Income Fund
	Principal Amount	Value
Union Electric Co., 2.95%, 3/15/30	$68,000	$74,114
Wisconsin Power and Light Co., 3.00%, 7/1/29	24,000	26,148
		671,161
Electronic Equipment, Instruments and Components — 1.0%
Flex Ltd., 3.75%, 2/1/26	30,000	32,766
Flex Ltd., 4.875%, 5/12/30	24,000	27,959
Jabil, Inc., 3.00%, 1/15/31	30,000	30,925
Trimble, Inc., 4.90%, 6/15/28	62,000	72,391
		164,041
Energy Equipment and Services — 0.6%
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/27	30,000	33,109
Schlumberger Investment SA, 2.65%, 6/26/30	66,000	69,370
		102,479
Entertainment — 0.5%
Walt Disney Co. (The), 2.00%, 9/1/29	42,000	42,840
Walt Disney Co. (The), 6.15%, 2/15/41	30,000	44,752
		87,592
Equity Real Estate Investment Trusts (REITs) — 5.2%
American Campus Communities Operating Partnership LP, 3.875%, 1/30/31	66,000	74,115
American Homes 4 Rent LP, 4.25%, 2/15/28	66,000	75,641
American Tower Corp., 3.60%, 1/15/28	66,000	72,715
AvalonBay Communities, Inc., MTN, 3.20%, 1/15/28	24,000	26,293
AvalonBay Communities, Inc., MTN, 3.30%, 6/1/29	75,000	82,690
Brixmor Operating Partnership LP, 3.65%, 6/15/24	69,000	74,033
Corporate Office Properties LP, 2.25%, 3/15/26	72,000	74,314
Highwoods Realty LP, 4.125%, 3/15/28	33,000	37,203
Highwoods Realty LP, 2.60%, 2/1/31	36,000	36,787
Kilroy Realty LP, 2.50%, 11/15/32	79,000	79,517
Prologis LP, 2.25%, 4/15/30	75,000	77,354
Realty Income Corp., 3.65%, 1/15/28	36,000	40,503
Simon Property Group LP, 6.75%, 2/1/40	30,000	45,355
Ventas Realty LP, 4.75%, 11/15/30	66,000	78,761
		875,281
Food and Staples Retailing — 0.4%
Walgreens Boots Alliance, Inc., 3.45%, 6/1/26	5,000	5,463
Walgreens Boots Alliance, Inc., 3.20%, 4/15/30	30,000	32,408
Walmart, Inc., 3.70%, 6/26/28	32,000	36,564
		74,435
Food Products — 1.3%
Archer-Daniels-Midland Co., 3.25%, 3/27/30	66,000	73,540
Bunge Ltd. Finance Corp., 3.25%, 8/15/26	73,000	79,132
Campbell Soup Co., 4.15%, 3/15/28	64,000	72,972
		225,644
Gas Utilities — 0.8%
National Fuel Gas Co., 5.50%, 1/15/26	45,000	52,011
National Fuel Gas Co., 4.75%, 9/1/28	35,000	39,716
Southern California Gas Co., 2.55%, 2/1/30	35,000	36,571
		128,298
Health Care Equipment and Supplies — 0.7%
Edwards Lifesciences Corp., 4.30%, 6/15/28	26,000	30,173
16

Avantis Core Fixed Income Fund
	Principal Amount	Value
Medtronic, Inc., 4.375%, 3/15/35	$30,000	$37,706
Zimmer Biomet Holdings, Inc., 3.55%, 3/20/30	42,000	46,506
		114,385
Health Care Providers and Services — 1.3%
Cardinal Health, Inc., 3.08%, 6/15/24	30,000	31,777
CVS Health Corp., 1.875%, 2/28/31	53,000	51,961
HCA, Inc., 4.125%, 6/15/29	66,000	74,730
UnitedHealth Group, Inc., 3.45%, 1/15/27	24,000	26,669
UnitedHealth Group, Inc., 4.625%, 7/15/35	24,000	30,565
		215,702
Hotels, Restaurants and Leisure — 0.5%
Hyatt Hotels Corp., 4.85%, 3/15/26	75,000	83,720
Household Durables — 0.4%
Whirlpool Corp., 4.00%, 3/1/24	54,000	58,375
Industrial Conglomerates — 0.8%
3M Co., MTN, 5.70%, 3/15/37	18,000	25,243
Honeywell International, Inc., 5.70%, 3/15/36	24,000	33,143
Roper Technologies, Inc., 1.40%, 9/15/27	73,000	72,785
		131,171
Insurance — 1.3%
Brighthouse Financial, Inc., 3.70%, 6/22/27	68,000	74,645
Chubb INA Holdings, Inc., 1.375%, 9/15/30	36,000	34,561
MetLife, Inc., 3.60%, 11/13/25	97,000	107,093
		216,299
Interactive Media and Services — 0.3%
Alphabet, Inc., 0.80%, 8/15/27	48,000	46,936
Internet and Direct Marketing Retail — 0.7%
Amazon.com, Inc., 5.20%, 12/3/25	30,000	35,138
Amazon.com, Inc., 3.875%, 8/22/37	65,000	77,658
		112,796
IT Services — 2.1%
DXC Technology Co., 4.75%, 4/15/27	65,000	74,559
International Business Machines Corp., 1.95%, 5/15/30	111,000	111,433
Visa, Inc., 2.75%, 9/15/27	96,000	104,455
Visa, Inc., 1.10%, 2/15/31	30,000	28,545
Western Union Co. (The), 6.20%, 11/17/36	30,000	37,591
		356,583
Leisure Products — 0.4%
Hasbro, Inc., 3.50%, 9/15/27	67,000	73,652
Machinery — 2.3%
ABB Finance USA, Inc., 3.80%, 4/3/28	64,000	73,299
Caterpillar Financial Services Corp., MTN, 3.65%, 12/7/23	24,000	25,791
Caterpillar Financial Services Corp., MTN, 1.10%, 9/14/27	30,000	29,939
John Deere Capital Corp., MTN, 3.05%, 1/6/28	102,000	112,458
Kennametal, Inc., 4.625%, 6/15/28	65,000	73,903
Oshkosh Corp., 4.60%, 5/15/28	64,000	73,973
		389,363
Media — 0.7%
Comcast Corp., 4.25%, 10/15/30	60,000	70,864
ViacomCBS, Inc., 4.95%, 1/15/31	42,000	50,815
		121,679
17

Avantis Core Fixed Income Fund
	Principal Amount	Value
Metals and Mining — 0.6%
Kinross Gold Corp., 4.50%, 7/15/27	$42,000	$48,290
Steel Dynamics, Inc., 3.25%, 1/15/31	54,000	58,674
		106,964
Multi-Utilities — 0.2%
San Diego Gas & Electric Co., 1.70%, 10/1/30	37,000	36,030
Multiline Retail — 0.5%
Dollar Tree, Inc., 4.20%, 5/15/28	30,000	34,172
Target Corp., 2.65%, 9/15/30	42,000	45,394
		79,566
Oil, Gas and Consumable Fuels — 6.5%
BP Capital Markets America, Inc., 3.63%, 4/6/30	100,000	113,047
Burlington Resources LLC, 7.40%, 12/1/31	18,000	26,660
Canadian Natural Resources Ltd., 2.95%, 7/15/30	29,000	30,300
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27	63,000	73,318
Chevron Corp., 1.55%, 5/11/25	42,000	43,088
Chevron USA, Inc., 3.85%, 1/15/28	26,000	29,552
Cimarex Energy Co., 3.90%, 5/15/27	40,000	44,202
Cimarex Energy Co., 4.375%, 3/15/29	26,000	29,583
Enbridge, Inc., 3.125%, 11/15/29	42,000	45,078
Enterprise Products Operating LLC, 3.70%, 2/15/26	18,000	19,906
Equinor ASA, 2.875%, 4/6/25	44,000	46,991
Equinor ASA, 1.75%, 1/22/26	70,000	72,089
Exxon Mobil Corp., 2.44%, 8/16/29	54,000	56,780
Exxon Mobil Corp., 2.61%, 10/15/30	36,000	38,139
Kinder Morgan, Inc., 5.30%, 12/1/34	18,000	22,310
Marathon Petroleum Corp., 4.70%, 5/1/25	24,000	26,888
MPLX LP, 2.65%, 8/15/30	30,000	30,483
ONEOK, Inc., 6.35%, 1/15/31	35,000	45,129
Phillips 66, 3.90%, 3/15/28	24,000	26,980
Pioneer Natural Resources Co., 1.90%, 8/15/30	30,000	28,977
Shell International Finance BV, 3.25%, 5/11/25	18,000	19,508
Shell International Finance BV, 2.50%, 9/12/26	66,000	70,294
Shell International Finance BV, 4.125%, 5/11/35	12,000	14,318
TotalEnergies Capital International SA, 2.99%, 6/29/41	22,000	22,832
TransCanada PipeLines Ltd., 4.25%, 5/15/28	24,000	27,583
Valero Energy Corp., 6.625%, 6/15/37	30,000	41,027
Valero Energy Partners LP, 4.50%, 3/15/28	26,000	29,458
Williams Cos., Inc. (The), 4.00%, 9/15/25	18,000	19,887
		1,094,407
Personal Products — 0.3%
Estee Lauder Cos., Inc. (The), 1.95%, 3/15/31	57,000	57,823
Pharmaceuticals — 4.0%
Bristol-Myers Squibb Co., 3.25%, 2/27/27	33,000	36,567
Bristol-Myers Squibb Co., 1.45%, 11/13/30	46,000	44,806
Bristol-Myers Squibb Co., 4.125%, 6/15/39	35,000	42,664
Eli Lilly & Co., 3.375%, 3/15/29	39,000	43,953
GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38	36,000	54,303
Johnson & Johnson, 0.55%, 9/1/25	24,000	23,801
Johnson & Johnson, 2.90%, 1/15/28	54,000	59,003
Merck & Co., Inc., 0.75%, 2/24/26	42,000	41,839
18

Avantis Core Fixed Income Fund
	Principal Amount	Value
Mylan, Inc., 4.55%, 4/15/28	$61,000	$70,415
Novartis Capital Corp., 3.10%, 5/17/27	66,000	72,408
Novartis Capital Corp., 2.20%, 8/14/30	36,000	37,487
Royalty Pharma plc, 2.20%, 9/2/30	73,000	72,434
Sanofi, 3.625%, 6/19/28	65,000	74,354
		674,034
Semiconductors and Semiconductor Equipment — 2.0%
Broadcom, Inc., 4.11%, 9/15/28	66,000	74,041
Broadcom, Inc., 3.42%, 4/15/33(1)	75,000	79,661
Intel Corp., 4.60%, 3/25/40	58,000	73,671
NXP BV / NXP Funding LLC, 5.55%, 12/1/28(1)	24,000	29,442
QUALCOMM, Inc., 3.25%, 5/20/27	66,000	72,923
		329,738
Software — 0.6%
Adobe, Inc., 2.30%, 2/1/30	35,000	36,547
VMware, Inc., 4.70%, 5/15/30	60,000	71,758
		108,305
Specialty Retail — 1.0%
AutoNation, Inc., 3.80%, 11/15/27	40,000	44,250
AutoNation, Inc., 4.75%, 6/1/30	24,000	28,336
Home Depot, Inc. (The), 2.80%, 9/14/27	66,000	71,872
TJX Cos., Inc. (The), 1.15%, 5/15/28	30,000	29,313
		173,771
Technology Hardware, Storage and Peripherals — 1.4%
Apple, Inc., 3.25%, 2/23/26	24,000	26,295
Apple, Inc., 3.20%, 5/11/27	12,000	13,293
Apple, Inc., 2.20%, 9/11/29	18,000	18,799
Apple, Inc., 1.65%, 5/11/30	48,000	47,845
Hewlett Packard Enterprise Co., 6.20%, 10/15/35	57,000	77,511
HP, Inc., 3.40%, 6/17/30	42,000	45,026
		228,769
Trading Companies and Distributors — 0.4%
Air Lease Corp., 3.625%, 12/1/27	69,000	74,807
Transportation Infrastructure — 0.4%
FedEx Corp. 2020-1 Class AA Pass Through Trust, 1.875%, 8/20/35	69,097	69,523
Wireless Telecommunication Services — 0.4%
T-Mobile USA, Inc., 3.75%, 4/15/27	66,000	73,144
TOTAL CORPORATE BONDS (Cost $10,408,221)		10,500,685
U.S. TREASURY SECURITIES AND EQUIVALENTS — 31.4%
Israel Government AID Bond, 5.50%, 9/18/23	25,000	27,653
U.S. Treasury Bills, 0.05%, 10/5/21(2)	100,000	99,997
U.S. Treasury Bills, 0.05%, 10/14/21(2)	250,000	249,990
U.S. Treasury Bills, 0.07%, 11/18/21(2)	350,000	349,968
U.S. Treasury Bonds, 7.625%, 2/15/25	340,000	423,327
U.S. Treasury Bonds, 5.50%, 8/15/28	120,000	156,023
U.S. Treasury Bonds, 5.375%, 2/15/31	110,000	150,906
U.S. Treasury Bonds, 2.25%, 5/15/41	125,000	133,789
U.S. Treasury Bonds, 3.125%, 11/15/41	130,000	159,052
U.S. Treasury Bonds, 3.375%, 5/15/44	180,000	230,323
19

Avantis Core Fixed Income Fund
	Principal Amount	Value
U.S. Treasury Bonds, 2.875%, 8/15/45(3)	$285,000	$339,028
U.S. Treasury Cash Management Bills, 0.06%, 11/1/21(2)	350,000	349,969
U.S. Treasury Notes, 1.875%, 7/31/22	430,000	437,091
U.S. Treasury Notes, 0.125%, 2/15/24	150,000	149,414
U.S. Treasury Notes, 2.125%, 3/31/24	280,000	293,059
U.S. Treasury Notes, 0.375%, 8/15/24	150,000	149,894
U.S. Treasury Notes, 0.375%, 1/31/26	635,000	626,120
U.S. Treasury Notes, 0.625%, 7/31/26	25,000	24,830
U.S. Treasury Notes, 1.50%, 8/15/26	190,000	196,720
U.S. Treasury Notes, 0.625%, 11/30/27	300,000	293,590
U.S. Treasury Notes, 0.75%, 1/31/28	225,000	221,458
U.S. Treasury Notes, 0.875%, 11/15/30	240,000	231,966
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $5,261,919)		5,294,167
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 19.9%
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 19.9%
GNMA, 2.00%, TBA	100,000	102,082
GNMA, 3.00%, TBA	75,000	78,158
GNMA, 3.00%, TBA	250,000	261,377
GNMA, 3.00%, TBA	225,000	234,853
UMBS, 1.50%, TBA	250,000	254,020
UMBS, 1.50%, TBA	200,000	202,997
UMBS, 1.50%, TBA	100,000	101,288
UMBS, 2.00%, TBA	250,000	258,708
UMBS, 2.00%, TBA	100,000	103,327
UMBS, 2.00%, TBA	175,000	177,413
UMBS, 2.00%, TBA	250,000	252,959
UMBS, 2.00%, TBA	75,000	75,781
UMBS, 2.50%, TBA	125,000	129,834
UMBS, 2.50%, TBA	75,000	77,754
UMBS, 3.00%, TBA	500,000	523,066
UMBS, 3.00%, TBA	500,000	522,813
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $3,347,717)		3,356,430
COMMERCIAL PAPER(2) — 2.7%
Banco Santander SA, 0.09%, 9/3/21(1) (Cost $449,998)	450,000	449,997
U.S. GOVERNMENT AGENCY SECURITIES — 1.8%
FHLB, 2.00%, 9/9/22	25,000	25,494
FHLB, 0.375%, 9/4/25	50,000	49,496
FNMA, 0.25%, 5/22/23	150,000	150,243
Tennessee Valley Authority, 0.75%, 5/15/25	75,000	75,727
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $300,018)		300,960
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.3%
Canada — 0.3%
Export Development Canada, 2.625%, 2/21/24 (Cost $52,714)	50,000	52,747

20

Avantis Core Fixed Income Fund
	Shares	Value
TEMPORARY CASH INVESTMENTS — 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $240,325)	240,325	$240,325
TOTAL INVESTMENT SECURITIES — 119.7% (Cost $20,060,912)		20,195,311
OTHER ASSETS AND LIABILITIES — (19.7)%		(3,328,860)
TOTAL NET ASSETS — 100.0%		$16,866,451

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	1	December 2021	$133,453	$248
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America Investment Grade Index Series 36	Sell	1.00%	6/20/26	$325,000	$7,978	$933	$8,911

‡The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

21

NOTES TO SCHEDULE OF INVESTMENTS
AID	-	Agency for International Development
CDX	-	Credit Derivatives Indexes
Equivalent	-	Security whose payments are secured by the U.S.Treasury
FHLB	-	Federal Home Loan Bank
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
MTN	-	Medium Term Note
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	-	Uniform Mortgage-Backed Securities
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $559,100, which represented 3.3% of total net assets.
(2)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $11,885.

See Notes to Financial Statements.
22

AUGUST 31, 2021

Avantis Core Municipal Fixed Income Fund
	Principal Amount	Value
MUNICIPAL SECURITIES — 99.0%
Alabama — 3.5%
Alabama Federal Aid Highway Finance Authority Rev., 5.00%, 9/1/24	$10,000	$11,430
Alabama Federal Aid Highway Finance Authority Rev., 5.00%, 9/1/36	10,000	12,087
Alabama Federal Aid Highway Finance Authority Rev., 4.00%, 6/1/37	25,000	29,342
Alabama Public School and College Authority Rev., 5.00%, 11/1/37	220,000	289,923
Alabama Public School and College Authority Rev., 4.00%, 11/1/40	100,000	120,998
State of Alabama GO, 5.00%, 8/1/27	60,000	72,867
		536,647
Arizona — 2.8%
Mesa Utility System Rev., 4.00%, 7/1/34	15,000	18,427
Pima County Sewer System Rev., 5.00%, 7/1/25	20,000	23,523
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/30	65,000	81,835
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/31	55,000	69,081
Scottsdale Municipal Property Corp. Rev., 5.00%, 7/1/30	30,000	38,535
State of Arizona COP, 5.00%, 10/1/25(1)	10,000	11,882
State of Arizona COP, 5.00%, 10/1/27(1)	140,000	176,536
State of Arizona Lottery Rev., 5.00%, 7/1/27(1)	10,000	12,530
		432,349
California — 14.5%
California Infrastructure & Economic Development Bank Rev., 5.00%, 10/1/28	30,000	37,257
California State Public Works Board Rev., 5.00%, 11/1/29	15,000	16,518
California State Public Works Board Rev., (State of California Department of General Services), 5.00%, 5/1/25	25,000	29,282
California State Public Works Board Rev., (State of California Department of General Services), 5.00%, 5/1/27	50,000	58,424
California State Public Works Board Rev., (State of California Department of General Services), 5.00%, 5/1/28	30,000	35,043
California State University Rev., 5.00%, 11/1/26	10,000	11,942
California State University Rev., 4.00%, 11/1/34	50,000	57,261
California State University Rev., 5.00%, 11/1/37	25,000	29,570
East Bay Municipal Utility District Water System Rev., 5.00%, 6/1/30	10,000	11,723
East Bay Municipal Utility District Water System Rev., 5.00%, 6/1/33	20,000	24,813
Los Angeles Department of Airports Rev., 5.00%, 5/15/31	95,000	125,185
Los Angeles Department of Airports Rev., 5.00%, 5/15/38	95,000	123,109
Los Angeles Department of Water & Power Rev., 5.00%, 7/1/28	105,000	135,642
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/28	20,000	23,077
Los Angeles Department of Water & Power System Rev., 5.00%, 7/1/34	15,000	17,222
Los Angeles Unified School District GO, 5.00%, 7/1/29	25,000	31,606
Los Angeles Unified School District GO, 3.00%, 7/1/35	90,000	101,002
Municipal Improvement Corp. of Los Angeles Rev., (Los Angeles), 5.00%, 11/1/31	40,000	48,772
Port of Los Angeles Rev., 5.00%, 8/1/26	25,000	30,453
23

Avantis Core Municipal Fixed Income Fund
	Principal Amount	Value
San Diego Public Facilities Financing Authority Rev., (San Diego Sewer Utility Rev.), 5.00%, 5/15/29	$25,000	$30,280
San Diego Unified School District GO, 5.25%, 7/1/28 (AGM)	25,000	32,654
San Diego Unified School District GO, 5.00%, 7/1/29	20,000	24,332
San Diego Unified School District GO, 4.00%, 7/1/32	40,000	46,060
San Diego Unified School District GO, Capital Appreciation, 0.00%, 7/1/30(2)	15,000	13,579
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/35	10,000	12,798
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/37	10,000	12,726
San Francisco Public Utilities Commission Water Rev., 5.00%, 11/1/29	50,000	61,365
San Francisco Public Utilities Commission Water Rev., 5.00%, 11/1/34	15,000	18,290
San Jose Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 8/1/34	10,000	12,239
Southern California Public Power Authority Rev., 5.00%, 7/1/30	10,000	11,055
State of California GO, 5.00%, 9/1/26	20,000	24,536
State of California GO, 5.00%, 11/1/27	40,000	50,721
State of California GO, 5.00%, 8/1/29	30,000	36,463
State of California GO, 5.00%, 8/1/30	40,000	51,280
State of California GO, 5.25%, 8/1/32 (AGM)	10,000	14,101
State of California GO, 4.00%, 9/1/33	70,000	81,138
State of California GO, 5.00%, 9/1/35	40,000	48,454
State of California GO, 3.00%, 10/1/35	165,000	186,007
State of California GO, 4.00%, 3/1/36	110,000	134,039
State of California GO, 3.00%, 10/1/37	50,000	55,413
State of California Department of Water Resources Rev., 5.00%, 12/1/26, Prerefunded at 100% of Par(1)	50,000	61,872
State of California Department of Water Resources Rev., 5.00%, 12/1/29	25,000	30,801
State of California Department of Water Resources Rev., 5.00%, 12/1/34	25,000	33,754
University of California Rev., 5.00%, 5/15/27	40,000	46,949
University of California Rev., 5.00%, 5/15/32	50,000	62,185
University of California Rev., 5.00%, 5/15/32	25,000	31,781
University of California Rev., 5.00%, 5/15/36	50,000	61,816
		2,234,589
Colorado — 1.3%
City & County of Denver GO, 5.00%, 8/1/27	25,000	31,467
City & County of Denver Airport System Rev., 4.00%, 11/15/31	25,000	26,142
Regional Transportation District COP, 5.00%, 6/1/39	75,000	80,244
Regional Transportation District Sales Tax Rev., 5.00%, 11/1/28	20,000	25,890
State of Colorado COP, 5.00%, 12/15/29	25,000	32,229
State of Colorado COP, 4.00%, 12/15/37	10,000	12,181
		208,153
Connecticut — 2.0%
State of Connecticut GO, 5.00%, 11/15/26	60,000	71,416
State of Connecticut GO, 5.00%, 6/15/28	25,000	32,048
State of Connecticut GO, 5.00%, 1/15/31	25,000	32,912
State of Connecticut, Special Tax Rev., 5.00%, 8/1/26	20,000	23,566
State of Connecticut, Special Tax Rev., 5.00%, 9/1/27	20,000	22,814
State of Connecticut, Special Tax Rev., 5.00%, 1/1/28	40,000	50,693
24

Avantis Core Municipal Fixed Income Fund
	Principal Amount	Value
State of Connecticut, Special Tax Rev., 5.00%, 1/1/31	$10,000	$12,511
University of Connecticut Rev., 4.00%, 4/15/38	50,000	57,640
		303,600
District of Columbia — 1.5%
District of Columbia GO, 5.00%, 10/15/27	10,000	12,624
District of Columbia GO, 5.00%, 6/1/31	25,000	28,192
District of Columbia GO, 5.00%, 6/1/33	35,000	39,366
District of Columbia GO, 5.00%, 10/15/34	50,000	64,431
District of Columbia GO, 5.00%, 10/15/36	30,000	38,559
District of Columbia GO, 4.00%, 6/1/37	5,000	5,830
District of Columbia Rev., (Georgetown University), 5.00%, 4/1/34	35,000	42,081
		231,083
Florida — 6.2%
Broward County Water & Sewer Utility Rev., 5.00%, 10/1/38	15,000	19,375
Cape Coral Water & Sewer Rev., 5.00%, 10/1/39	10,000	12,291
Central Florida Expressway Authority Rev., 4.00%, 7/1/31	5,000	5,744
Central Florida Expressway Authority Rev., 4.00%, 7/1/37	70,000	78,932
Central Florida Expressway Authority Rev., 4.00%, 7/1/38	15,000	16,889
Florida Department of Management Services COP, 5.00%, 11/1/28	50,000	64,604
Florida Municipal Power Agency Rev., 5.00%, 10/1/27	90,000	109,741
Hillsborough County School Board COP, 5.00%, 7/1/26	45,000	52,627
Hillsborough County School Board COP, 5.00%, 7/1/29	30,000	38,959
Miami-Dade County Aviation Rev., 5.00%, 10/1/28	50,000	60,552
Miami-Dade County Expressway Authority Rev., 5.00%, 7/1/25	10,000	11,323
Miami-Dade County Expressway Authority Rev., 5.00%, 7/1/27	75,000	84,581
Miami-Dade County Water & Sewer System Rev., 5.00%, 10/1/24	15,000	17,169
Miami-Dade County Water & Sewer System Rev., 5.00%, 10/1/30	20,000	23,664
Orange County School Board COP, 5.00%, 8/1/34	60,000	72,021
Palm Beach County School District COP, 5.00%, 8/1/28	35,000	44,818
Palm Beach County School District COP, 5.00%, 8/1/29	15,000	19,089
School Board of Miami-Dade County COP, 5.00%, 2/1/25	40,000	46,190
School Board of Miami-Dade County COP, 5.00%, 5/1/26	70,000	81,515
School District of Broward County COP, 5.00%, 7/1/25	75,000	87,681
		947,765
Georgia — 0.9%
Atlanta Water & Wastewater Rev., 5.00%, 11/1/31	25,000	29,052
Georgia State Road & Tollway Authority Rev., 5.00%, 6/1/29	10,000	13,120
Metropolitan Atlanta Rapid Transit Authority Rev., 3.25%, 7/1/37	10,000	10,992
State of Georgia GO, 5.00%, 7/1/28	65,000	84,069
		137,233
Hawaii — 2.2%
City & County of Honolulu GO, 5.00%, 3/1/25	30,000	34,927
City & County of Honolulu GO, 5.00%, 3/1/28	80,000	102,054
City & County of Honolulu GO, 5.00%, 9/1/29	65,000	83,334
State of Hawaii GO, 5.00%, 1/1/28	35,000	44,381
State of Hawaii GO, 5.00%, 10/1/28	25,000	30,593
State of Hawaii GO, 5.00%, 10/1/30	30,000	37,517
		332,806
Idaho — 0.1%
Idaho Housing & Finance Association Rev., 5.00%, 7/15/26	20,000	24,232
25

Avantis Core Municipal Fixed Income Fund
	Principal Amount	Value
Illinois — 5.0%
Chicago GO, 5.75%, 1/1/33	$25,000	$30,879
Chicago Midway International Airport Rev., 5.00%, 1/1/41	35,000	41,064
Chicago O'Hare International Airport Rev., 5.00%, 1/1/30	50,000	59,163
Chicago O'Hare International Airport Rev., 5.00%, 1/1/31	20,000	22,948
Chicago O'Hare International Airport Rev., 5.00%, 1/1/32	15,000	17,708
Chicago O'Hare International Airport Rev., 5.00%, 1/1/38	25,000	30,104
Cook County GO, 5.00%, 11/15/31	20,000	24,035
Cook County Sales Tax Rev., 4.00%, 11/15/40	45,000	53,341
Illinois Finance Authority Rev., (DePaul University), 4.00%, 10/1/40	75,000	85,222
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/30	15,000	19,859
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/30	30,000	39,719
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/41	40,000	47,587
Metropolitan Water Reclamation District of Greater Chicago GO, 5.00%, 12/1/29	95,000	116,822
Metropolitan Water Reclamation District of Greater Chicago GO, 5.00%, 12/1/30	25,000	30,699
State of Illinois GO, 4.00%, 10/1/32	10,000	11,894
State of Illinois GO, 5.00%, 3/1/34	35,000	45,018
State of Illinois GO, 4.25%, 12/1/37	35,000	39,836
State of Illinois GO, 4.00%, 11/1/38	25,000	28,769
State of Illinois Rev., 5.00%, 6/15/26	20,000	21,569
		766,236
Indiana — 1.1%
Indiana Finance Authority Rev., (Indiana Department of Transportation), 5.00%, 6/1/28	105,000	129,021
Indiana Finance Authority Rev., (Indiana Finance Authority State Revolving Fund), 5.00%, 2/1/37	10,000	12,763
Indiana Finance Authority Rev., (Marion County Capital Improvement Board), 5.25%, 2/1/37	10,000	11,754
Indiana Municipal Power Agency Rev., 5.00%, 1/1/35	10,000	12,021
		165,559
Kansas — 0.6%
State of Kansas Department of Transportation Rev., 5.00%, 9/1/26	50,000	59,243
State of Kansas Department of Transportation Rev., 5.00%, 9/1/27	25,000	29,524
		88,767
Kentucky — 1.5%
Kentucky State Property & Building Commission Rev., (Kentucky Finance and Administration Cabinet), 5.00%, 11/1/26	90,000	109,994
Kentucky Turnpike Authority Rev., (Kentucky Transportation Cabinet), 5.00%, 7/1/27	100,000	120,349
		230,343
Louisiana — 0.7%
State of Louisiana GO, 5.00%, 8/1/27	50,000	60,804
State of Louisiana GO, 5.00%, 8/1/28	35,000	42,468
		103,272
Maryland — 3.1%
State of Maryland GO, 5.00%, 3/15/25	15,000	17,506
State of Maryland GO, 5.00%, 3/15/27	10,000	12,461
State of Maryland GO, 5.00%, 8/1/28	175,000	226,269
State of Maryland GO, 5.00%, 3/15/29	15,000	19,689
State of Maryland GO, 5.00%, 3/15/30	45,000	57,049
State of Maryland GO, 5.00%, 3/15/31	95,000	123,304
26

Avantis Core Municipal Fixed Income Fund
	Principal Amount	Value
State of Maryland GO, 5.00%, 3/15/31	$15,000	$18,559
		474,837
Massachusetts — 3.9%
Massachusetts GO, 5.00%, 7/1/27	25,000	31,395
Massachusetts GO, 5.00%, 11/1/27	35,000	44,356
Massachusetts GO, 5.00%, 3/1/28	20,000	25,572
Massachusetts GO, 5.00%, 1/1/30	35,000	45,282
Massachusetts GO, 5.00%, 9/1/30	30,000	39,395
Massachusetts GO, 5.00%, 1/1/31	60,000	77,271
Massachusetts GO, 3.00%, 7/1/35	15,000	17,006
Massachusetts Bay Transportation Authority Rev., 5.00%, 7/1/28	110,000	141,422
Massachusetts Bay Transportation Authority Rev., 5.00%, 7/1/29	45,000	59,230
Massachusetts School Building Authority Rev., 5.00%, 8/15/37	40,000	46,937
Massachusetts Transportation Trust Fund Metropolitan Highway System Rev., 5.00%, 1/1/27	30,000	36,891
Massachusetts Transportation Trust Fund Metropolitan Highway System Rev., 5.00%, 1/1/31	25,000	31,871
		596,628
Michigan — 1.9%
Great Lakes Water Authority Sewage Disposal System Rev., 5.00%, 7/1/29	45,000	58,753
Great Lakes Water Authority Sewage Disposal System Rev., 5.00%, 7/1/30	40,000	48,366
Michigan Finance Authority Rev., (Great Lakes Water Authority Sewage Disposal System Rev.), 5.00%, 7/1/26 (AGM)	30,000	34,096
Michigan State Building Authority Rev., 5.00%, 4/15/30	20,000	23,685
State of Michigan Rev., 5.00%, 3/15/27	100,000	124,295
		289,195
Minnesota — 0.7%
Minneapolis-St. Paul Metropolitan Airports Commission Rev., 5.00%, 1/1/26	55,000	65,793
Minneapolis-St. Paul Metropolitan Airports Commission Rev., 5.00%, 1/1/27	15,000	18,464
Minneapolis-St. Paul Metropolitan Airports Commission Rev., 5.00%, 1/1/28	25,000	30,558
		114,815
Mississippi — 0.8%
State of Mississippi GO, 5.00%, 10/1/27	75,000	94,732
State of Mississippi GO, 5.00%, 10/1/34	25,000	31,106
		125,838
Nevada — 2.7%
Clark County School District GO, 5.00%, 6/15/25	65,000	76,117
Clark County School District GO, 5.00%, 6/15/27	25,000	29,674
Las Vegas Valley Water District GO, 5.00%, 6/1/39	85,000	96,683
State of Nevada GO, 5.00%, 4/1/27	20,000	23,262
State of Nevada Highway Improvement Rev., 5.00%, 12/1/26	15,000	18,186
State of Nevada Highway Improvement Rev., 5.00%, 12/1/27	35,000	42,341
State of Nevada Highway Improvement Rev., 5.00%, 12/1/28	70,000	84,646
State of Nevada Highway Improvement Rev., 5.00%, 12/1/31	35,000	43,127
		414,036
New Jersey — 3.4%
New Jersey Economic Development Authority Rev., (New Jersey Transit Corp.), 4.00%, 11/1/27	75,000	88,947
27

Avantis Core Municipal Fixed Income Fund
	Principal Amount	Value
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 4.25%, 6/15/26	$70,000	$79,562
New Jersey Economic Development Authority Rev., (State of New Jersey Department of the Treasury), 4.00%, 6/15/37	15,000	16,945
New Jersey Educational Facilities Authority Rev., (State of New Jersey), 5.00%, 9/1/36	60,000	71,213
New Jersey Transportation Trust Fund Authority Rev., 4.00%, 6/15/37	40,000	46,232
New Jersey Transportation Trust Fund Authority Rev., Series 2010 D, 5.00%, 12/15/24	25,000	28,767
New Jersey Turnpike Authority Rev., 5.00%, 1/1/32	45,000	56,597
New Jersey Turnpike Authority Rev., 5.00%, 1/1/33	20,000	24,352
New Jersey Turnpike Authority Rev., 5.00%, 1/1/34	10,000	12,161
New Jersey Turnpike Authority Rev., 3.25%, 1/1/38	20,000	21,914
State of New Jersey GO, 5.00%, 6/1/27	30,000	34,948
State of New Jersey GO, 5.00%, 6/1/28	35,000	44,588
		526,226
New York — 13.9%
Hudson Yards Infrastructure Corp. Rev., 5.00%, 2/15/24	20,000	22,321
Hudson Yards Infrastructure Corp. Rev., 5.00%, 2/15/28	15,000	18,514
Hudson Yards Infrastructure Corp. Rev., 5.00%, 2/15/32	15,000	18,265
Hudson Yards Infrastructure Corp. Rev., 5.00%, 2/15/37	105,000	126,379
Long Island Power Authority Rev., 5.00%, 9/1/29	20,000	25,783
Metropolitan Transportation Authority Rev., (Dedicated Tax Fund), 5.25%, 11/15/27	25,000	30,855
Metropolitan Transportation Authority Rev., (Dedicated Tax Fund), 5.25%, 11/15/29	50,000	61,294
Metropolitan Transportation Authority Rev., (Metropolitan Transportation Authority Dedicated Tax Fund), 5.25%, 11/15/33	15,000	18,847
Nassau County GO, 5.00%, 10/1/27	95,000	119,026
New York City GO, 5.00%, 8/1/26	15,000	18,329
New York City GO, 5.00%, 8/1/27	60,000	75,164
New York City GO, 5.00%, 8/1/28	75,000	80,066
New York City GO, 5.00%, 12/1/33	25,000	30,554
New York City GO, 4.00%, 10/1/39	115,000	136,458
New York City GO, 4.00%, 3/1/42	20,000	23,508
New York City Transitional Finance Authority Building Aid Rev., 5.00%, 7/15/30	50,000	62,327
New York City Transitional Finance Authority Building Aid Rev., 4.00%, 7/15/36	25,000	28,990
New York Convention Center Development Corp. Rev., (New York City Hotel Unit Fee Rev.), 5.00%, 11/15/40	25,000	29,322
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/32	60,000	80,398
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/32	25,000	32,234
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/32	20,000	25,541
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 3/15/34	20,000	24,447
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/39	15,000	18,916
New York State Dormitory Authority Rev., (State University of New York), 5.00%, 7/1/26	50,000	60,061
New York State Thruway Authority Rev., 5.00%, 1/1/23	25,000	26,597
New York State Thruway Authority Rev., 5.00%, 1/1/28	40,000	46,025
28

Avantis Core Municipal Fixed Income Fund
	Principal Amount	Value
New York State Thruway Authority Rev., 5.00%, 1/1/32	$10,000	$11,449
New York State Thruway Authority Rev., 3.50%, 1/1/37	25,000	28,092
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/26	50,000	60,325
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/26	35,000	42,227
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/31	15,000	18,663
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/32	30,000	40,056
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/34	40,000	44,622
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 4.00%, 3/15/37	10,000	11,909
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 4.00%, 3/15/37	35,000	42,047
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/39	45,000	55,472
New York State Urban Development Corp. Rev., (State of New York Personal Income Tax Rev.), 5.00%, 3/15/39	30,000	37,588
Port Authority of New York & New Jersey Rev., 5.00%, 10/15/34	15,000	17,703
Port Authority of New York & New Jersey Rev., 4.00%, 7/15/37	65,000	78,339
Port Authority of New York & New Jersey Rev., 4.00%, 9/1/37	20,000	23,774
Sales Tax Asset Receivable Corp. Rev., 5.00%, 10/15/24(1)	65,000	74,741
Suffolk County Water Authority Rev., 3.00%, 6/1/32	10,000	10,668
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/25	15,000	17,902
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/29	45,000	59,879
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/30	40,000	54,364
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/38	15,000	18,419
Utility Debt Securitization Authority Rev., 5.00%, 6/15/25	15,000	16,298
Utility Debt Securitization Authority Rev., 5.00%, 12/15/25	25,000	27,754
Utility Debt Securitization Authority Rev., 5.00%, 12/15/26	10,000	11,563
Utility Debt Securitization Authority Rev., 5.00%, 12/15/35	50,000	59,349
Utility Debt Securitization Authority Rev., 5.00%, 12/15/36	35,000	41,479
		2,144,903
North Carolina — 0.9%
State of North Carolina Rev., 5.00%, 3/1/27	15,000	17,346
State of North Carolina Rev., 5.00%, 3/1/27	20,000	24,819
State of North Carolina Rev., 5.00%, 3/1/29	45,000	58,519
State of North Carolina Rev., 5.00%, 3/1/33	30,000	38,381
		139,065
Ohio — 1.3%
Ohio Water Development Authority Rev., (Ohio Water Development Authority Drinking Water Assistance Fund), 5.00%, 12/1/29	30,000	39,640
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 5.00%, 6/1/29	15,000	19,598
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 5.00%, 6/1/33	15,000	19,971
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 5.00%, 12/1/38	20,000	26,039
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 5.00%, 12/1/39	30,000	39,277
State of Ohio Rev., 5.00%, 12/15/23	30,000	33,319
State of Ohio Rev., 5.00%, 12/15/25	20,000	23,937
		201,781
29

Avantis Core Municipal Fixed Income Fund
	Principal Amount	Value
Oklahoma — 1.8%
Grand River Dam Authority Rev., 5.00%, 6/1/27	$100,000	$123,236
Tulsa Public Facilities Authority Rev., (Tulsa), 5.00%, 6/1/25	130,000	152,190
		275,426
Oregon — 0.4%
Multnomah County GO, 5.00%, 6/15/29	20,000	26,351
Oregon State Lottery Rev., 5.00%, 4/1/27	35,000	40,694
		67,045
Pennsylvania — 3.0%
Delaware Valley Regional Finance Authority Rev., 5.50%, 8/1/28 (Ambac)	20,000	26,031
Montgomery County Higher Education and Health Authority Rev., (Thomas Jefferson University Obligated Group), 5.00%, 9/1/33	70,000	88,580
Montgomery County Higher Education and Health Authority Rev., (Thomas Jefferson University Obligated Group), 4.00%, 9/1/34	130,000	152,952
Pennsylvania GO, 5.00%, 7/15/27	75,000	93,892
Pennsylvania GO, 5.00%, 7/15/29	35,000	46,013
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/23	20,000	22,172
Pennsylvania Turnpike Commission Rev., 5.25%, 12/1/39	10,000	11,509
Philadelphia Water & Wastewater Rev., 5.00%, 7/1/24, Prerefunded at 100% of Par(1)	15,000	17,022
		458,171
South Carolina — 1.0%
South Carolina Public Service Authority Rev., 5.00%, 12/1/30	75,000	89,553
South Carolina Public Service Authority Rev., 5.00%, 12/1/30	10,000	11,349
South Carolina Public Service Authority Rev., 4.00%, 12/1/42	40,000	47,137
		148,039
Tennessee — 1.2%
Metropolitan Government of Nashville & Davidson County GO, 5.00%, 1/1/26	10,000	11,986
Metropolitan Government of Nashville & Davidson County GO, 5.00%, 7/1/27	25,000	31,363
Metropolitan Government of Nashville & Davidson County GO, 4.00%, 7/1/28	125,000	148,695
		192,044
Texas — 6.0%
Central Texas Turnpike System Rev., 5.00%, 8/15/37	20,000	22,459
Dallas Area Rapid Transit Rev., 5.00%, 12/1/29	15,000	19,825
Dallas County Utility & Reclamation District GO, 5.00%, 2/15/28	85,000	106,172
Dallas Fort Worth International Airport Rev., 5.00%, 11/1/32	50,000	66,689
Dallas Waterworks & Sewer System Rev., 5.00%, 10/1/27	45,000	53,364
Houston GO, 5.00%, 3/1/28	20,000	24,680
Houston GO, 5.00%, 3/1/28	25,000	31,746
Houston GO, 5.00%, 3/1/30	30,000	38,811
Houston Combined Utility System Rev., 5.00%, 11/15/33	75,000	100,304
North Texas Tollway Authority Rev., 5.00%, 1/1/33	50,000	57,280
North Texas Tollway Authority Rev., (North Texas Tollway System), Capital Appreciation, 0.00%, 1/1/30 (AGC)(2)	65,000	58,221
Port Authority of Houston of Harris County Texas GO, 3.00%, 10/1/39	50,000	56,049
San Antonio Electric & Gas Systems Rev., 3.125%, 2/1/28	20,000	22,133
San Antonio Electric & Gas Systems Rev., 5.00%, 2/1/30	45,000	54,572
Texas State University System Rev., 5.00%, 3/15/31	80,000	97,860
30

Avantis Core Municipal Fixed Income Fund
	Principal Amount	Value
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 5.00%, 4/15/29	$20,000	$25,295
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 4.00%, 10/15/36	30,000	36,512
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 4.00%, 10/15/37	25,000	29,497
Trinity River Authority Central Regional Wastewater System Rev., 5.00%, 8/1/28	15,000	18,890
		920,359
Utah — 0.2%
Utah Transit Authority Rev., 5.25%, 6/15/32 (AGM)	25,000	34,311
Virginia — 3.2%
Richmond Public Utility Rev., 5.00%, 1/15/28	20,000	23,965
Virginia College Building Authority Rev., 5.00%, 2/1/30	20,000	25,219
Virginia College Building Authority Rev., 5.00%, 2/1/30	185,000	239,196
Virginia Commonwealth Transportation Board Rev., 5.00%, 3/15/25	15,000	17,477
Virginia Commonwealth Transportation Board Rev., 5.00%, 9/15/26	35,000	42,890
Virginia Commonwealth Transportation Board Rev., 5.00%, 5/15/27	20,000	24,988
Virginia Commonwealth Transportation Board Rev., 5.00%, 5/15/29	25,000	31,483
Virginia Public Building Authority Rev., 5.00%, 8/1/27	65,000	81,686
		486,904
Washington — 4.3%
Central Puget Sound Regional Transit Authority Rev., 5.00%, 11/1/32	35,000	41,414
Central Puget Sound Regional Transit Authority Rev., 5.00%, 11/1/35	25,000	29,525
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/25	10,000	11,799
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/27	65,000	81,331
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/27	55,000	68,818
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/28	40,000	51,365
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/28	10,000	12,499
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/30	20,000	25,649
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/33	35,000	44,453
State of Washington GO, 5.00%, 8/1/27	40,000	50,321
State of Washington GO, 5.00%, 7/1/29	20,000	23,048
State of Washington GO, 5.00%, 7/1/29	10,000	11,948
State of Washington GO, 5.00%, 7/1/32	145,000	172,835
State of Washington GO, 5.00%, 8/1/32	10,000	12,171
State of Washington Rev., 5.00%, 9/1/23	25,000	27,416
		664,592
Wisconsin — 1.4%
State of Wisconsin GO, 5.00%, 5/1/27	10,000	11,472
State of Wisconsin GO, 5.00%, 11/1/29	25,000	31,024
State of Wisconsin Rev., 5.00%, 5/1/27	125,000	155,455
31

Avantis Core Municipal Fixed Income Fund
	Principal Amount/Shares	Value
Wisconsin Department of Transportation Rev., 5.00%, 7/1/27	$15,000	$18,837
		216,788
TOTAL MUNICIPAL SECURITIES (Cost $14,973,824)		15,233,637
TEMPORARY CASH INVESTMENTS — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $24,773)	24,773	24,773
TOTAL INVESTMENT SECURITIES — 99.2% (Cost $14,998,597)		15,258,410
OTHER ASSETS AND LIABILITIES — 0.8%		122,039
TOTAL NET ASSETS — 100.0%		$15,380,449

NOTES TO SCHEDULE OF INVESTMENTS
AGC	-	Assured Guaranty Corporation
AGM	-	Assured Guaranty Municipal Corporation
COP	-	Certificates of Participation
GO	-	General Obligation
(1)Escrowed to maturity in U.S. government securities or state and local government securities.
(2)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.
32

AUGUST 31, 2021

Avantis Short-Term Fixed Income Fund
	Principal Amount	Value
CORPORATE BONDS — 53.4%
Aerospace and Defense — 1.1%
Boeing Co. (The), 2.20%, 2/4/26	$75,000	$75,308
General Dynamics Corp., 3.50%, 5/15/25	42,000	45,924
Huntington Ingalls Industries, Inc., 3.84%, 5/1/25	36,000	39,268
		160,500
Automobiles — 1.0%
American Honda Finance Corp., MTN, 1.00%, 9/10/25	78,000	78,190
General Motors Financial Co., Inc., 4.25%, 5/15/23	20,000	21,208
General Motors Financial Co., Inc., 5.25%, 3/1/26	45,000	51,834
		151,232
Banks — 15.3%
African Development Bank, 0.50%, 4/22/22	50,000	50,116
Asian Development Bank, MTN, 0.625%, 4/7/22	50,000	50,161
Asian Development Bank, MTN, 0.25%, 7/14/23	100,000	100,017
Asian Development Bank, MTN, 0.375%, 9/3/25	125,000	123,629
Bank of America Corp., MTN, 3.875%, 8/1/25	66,000	73,271
Bank of Montreal, MTN, 1.85%, 5/1/25	72,000	74,452
Bank of Nova Scotia (The), 1.30%, 6/11/25	108,000	109,304
Canadian Imperial Bank of Commerce, 2.25%, 1/28/25	72,000	75,237
Citigroup, Inc., 3.30%, 4/27/25	66,000	71,601
Council Of Europe Development Bank, 0.25%, 10/20/23	75,000	74,909
Council Of Europe Development Bank, 2.50%, 2/27/24	25,000	26,332
European Bank for Reconstruction & Development, MTN, 0.25%, 7/10/23	50,000	50,012
European Bank for Reconstruction & Development, MTN, 1.50%, 2/13/25	140,000	144,511
European Investment Bank, 0.25%, 9/15/23	150,000	150,070
Inter-American Development Bank, 2.625%, 1/16/24	150,000	158,082
Inter-American Development Bank, 3.00%, 2/21/24	140,000	149,086
International Bank for Reconstruction & Development, 0.50%, 10/28/25	100,000	99,297
JPMorgan Chase & Co., 3.90%, 7/15/25	66,000	72,732
Kreditanstalt fuer Wiederaufbau, 2.125%, 6/15/22	100,000	101,624
Kreditanstalt fuer Wiederaufbau, 2.375%, 12/29/22	100,000	102,978
Kreditanstalt fuer Wiederaufbau, 0.25%, 3/8/24	100,000	99,736
Oesterreichische Kontrollbank AG, MTN, 2.875%, 3/13/23	100,000	104,140
Regions Financial Corp., 2.25%, 5/18/25	72,000	75,206
Royal Bank of Canada, MTN, 2.55%, 7/16/24	42,000	44,292
Santander Holdings USA, Inc., 4.50%, 7/17/25	66,000	73,203
Wells Fargo & Co., MTN, 3.55%, 9/29/25	36,000	39,513
		2,293,511
Biotechnology — 0.2%
AbbVie, Inc., 2.90%, 11/6/22	29,000	29,852
Capital Markets — 2.6%
Brookfield Finance, Inc., 4.00%, 4/1/24	66,000	71,238
Charles Schwab Corp. (The), 3.85%, 5/21/25	66,000	72,932
CME Group, Inc., 3.00%, 9/15/22	72,000	74,070
Goldman Sachs Group, Inc. (The), 3.75%, 5/22/25	66,000	71,945
Janus Capital Group, Inc., 4.875%, 8/1/25	30,000	33,845
Lazard Group LLC, 3.75%, 2/13/25	66,000	71,681
		395,711
33

Avantis Short-Term Fixed Income Fund
	Principal Amount	Value
Chemicals — 0.2%
Mosaic Co. (The), 4.25%, 11/15/23	$30,000	$32,114
Consumer Finance — 1.5%
Capital One Financial Corp., 4.25%, 4/30/25	66,000	73,598
Discover Financial Services, 4.50%, 1/30/26	65,000	73,420
Synchrony Financial, 4.50%, 7/23/25	66,000	73,471
		220,489
Containers and Packaging — 0.1%
Packaging Corp. of America, 3.65%, 9/15/24	13,000	14,020
Electric Utilities — 0.7%
Berkshire Hathaway Energy Co., 4.05%, 4/15/25	36,000	39,799
Duke Energy Progress LLC, 3.25%, 8/15/25	24,000	26,098
Edison International, 4.95%, 4/15/25	30,000	33,283
		99,180
Electronic Equipment, Instruments and Components — 1.1%
Flex Ltd., 3.75%, 2/1/26	47,000	51,334
Keysight Technologies, Inc., 4.55%, 10/30/24	36,000	39,899
SYNNEX Corp., 1.75%, 8/9/26(1)	75,000	74,696
		165,929
Entertainment — 0.3%
TWDC Enterprises 18 Corp., MTN, 3.15%, 9/17/25	36,000	39,150
Equity Real Estate Investment Trusts (REITs) — 4.9%
Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25	66,000	71,679
Boston Properties LP, 3.20%, 1/15/25	66,000	70,515
Brixmor Operating Partnership LP, 3.25%, 9/15/23	63,000	66,066
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23	36,000	37,921
Corporate Office Properties LP, 5.00%, 7/1/25	35,000	39,428
CubeSmart LP, 4.375%, 12/15/23	66,000	71,105
Digital Realty Trust LP, 4.75%, 10/1/25	66,000	74,979
Host Hotels & Resorts LP, 4.50%, 2/1/26	75,000	82,837
Kimco Realty Corp., 3.30%, 2/1/25	66,000	70,938
Omega Healthcare Investors, Inc., 4.95%, 4/1/24	75,000	81,757
WP Carey, Inc., 4.00%, 2/1/25	66,000	71,951
		739,176
Food and Staples Retailing — 0.6%
Costco Wholesale Corp., 2.75%, 5/18/24	42,000	44,458
Sysco Corp., 3.30%, 7/15/26	45,000	48,990
		93,448
Food Products — 1.0%
Bunge Ltd. Finance Corp., 4.35%, 3/15/24	27,000	29,285
Bunge Ltd. Finance Corp., 1.63%, 8/17/25	29,000	29,471
Hershey Co. (The), 2.05%, 11/15/24	36,000	37,638
Tyson Foods, Inc., 4.00%, 3/1/26	45,000	50,233
		146,627
Gas Utilities — 0.3%
National Fuel Gas Co., 5.50%, 1/15/26	45,000	52,011
Health Care Providers and Services — 1.9%
Cardinal Health, Inc., 3.50%, 11/15/24	69,000	74,173
Cigna Corp., 3.05%, 11/30/22	29,000	29,911
CommonSpirit Health, 2.76%, 10/1/24	36,000	37,919
HCA, Inc., 5.00%, 3/15/24	66,000	72,616
34

Avantis Short-Term Fixed Income Fund
	Principal Amount	Value
Humana, Inc., 4.50%, 4/1/25	$66,000	$73,660
		288,279
Hotels, Restaurants and Leisure — 0.3%
Hyatt Hotels Corp., 4.85%, 3/15/26	45,000	50,232
Household Durables — 0.2%
DR Horton, Inc., 4.75%, 2/15/23	30,000	31,484
Household Products — 0.1%
Colgate-Palmolive Co., MTN, 3.25%, 3/15/24	20,000	21,402
Insurance — 2.2%
American International Group, Inc., 3.75%, 7/10/25	66,000	72,404
First American Financial Corp., 4.60%, 11/15/24	50,000	55,229
Loews Corp., 2.625%, 5/15/23	72,000	74,388
MetLife, Inc., 4.37%, 9/15/23	50,000	53,998
Principal Financial Group, Inc., 3.40%, 5/15/25	66,000	71,341
		327,360
IT Services — 1.0%
DXC Technology Co., 4.25%, 4/15/24	70,000	75,536
Western Union Co. (The), 2.85%, 1/10/25	72,000	75,901
		151,437
Machinery — 1.3%
Caterpillar Financial Services Corp., MTN, 1.45%, 5/15/25	36,000	36,863
Cummins, Inc., 3.65%, 10/1/23	42,000	44,566
Illinois Tool Works, Inc., 3.50%, 3/1/24	42,000	44,823
John Deere Capital Corp., MTN, 3.45%, 1/10/24	69,000	73,819
		200,071
Media — 0.5%
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	24,000	26,657
Comcast Corp., 3.375%, 8/15/25	42,000	45,784
		72,441
Metals and Mining — 1.2%
BHP Billiton Finance USA Ltd., 3.85%, 9/30/23	34,000	36,474
Kinross Gold Corp., 5.95%, 3/15/24	42,000	46,732
Rio Tinto Finance USA Ltd., 3.75%, 6/15/25	48,000	52,925
Steel Dynamics, Inc., 2.40%, 6/15/25	42,000	43,811
		179,942
Multi-Utilities — 0.2%
Dominion Energy, Inc., 2.75%, 9/15/22	36,000	36,657
Multiline Retail — 0.5%
Dollar Tree, Inc., 4.00%, 5/15/25	66,000	72,512
Oil, Gas and Consumable Fuels — 5.3%
Canadian Natural Resources Ltd., 2.05%, 7/15/25	36,000	37,053
Enbridge, Inc., 2.50%, 1/15/25	72,000	75,492
Energy Transfer LP, 3.90%, 7/15/26	70,000	76,893
Enterprise Products Operating LLC, 3.35%, 3/15/23	72,000	74,650
Equinor ASA, 2.875%, 4/6/25	35,000	37,379
Equinor ASA, 1.75%, 1/22/26	40,000	41,194
Exxon Mobil Corp., 2.71%, 3/6/25	72,000	76,624
Phillips 66 Partners LP, 2.45%, 12/15/24	36,000	37,457
Shell International Finance BV, 3.25%, 5/11/25	66,000	71,530
TotalEnergies Capital Canada Ltd., 2.75%, 7/15/23	72,000	75,291
TransCanada PipeLines Ltd., 2.50%, 8/1/22	72,000	73,459
35

Avantis Short-Term Fixed Income Fund
	Principal Amount	Value
Valero Energy Corp., 2.85%, 4/15/25	$36,000	$38,009
Williams Cos., Inc. (The), 4.00%, 9/15/25	66,000	72,920
		787,951
Personal Products — 0.3%
Estee Lauder Cos., Inc. (The), 2.00%, 12/1/24	36,000	37,665
Pharmaceuticals — 1.5%
Bristol-Myers Squibb Co., 3.55%, 8/15/22	72,000	74,306
GlaxoSmithKline Capital, Inc., 3.625%, 5/15/25	18,000	19,785
Novartis Capital Corp., 1.75%, 2/14/25	29,000	29,971
Novartis Capital Corp., 3.00%, 11/20/25	27,000	29,238
Royalty Pharma plc, 1.20%, 9/2/25	78,000	77,835
		231,135
Road and Rail — 0.4%
Ryder System, Inc., MTN, 2.50%, 9/1/24	36,000	37,750
Ryder System, Inc., MTN, 3.35%, 9/1/25	18,000	19,464
		57,214
Semiconductors and Semiconductor Equipment — 1.9%
Broadcom, Inc., 4.70%, 4/15/25	66,000	73,868
Microchip Technology, Inc., 4.33%, 6/1/23	48,000	50,901
Micron Technology, Inc., 4.64%, 2/6/24	36,000	39,150
NXP BV / NXP Funding LLC, 4.875%, 3/1/24(1)	42,000	46,002
QUALCOMM, Inc., 3.00%, 5/20/22	72,000	73,434
		283,355
Software — 1.7%
Intuit, Inc., 0.95%, 7/15/25	42,000	42,189
Microsoft Corp., 2.875%, 2/6/24	84,000	88,672
Oracle Corp., 2.95%, 5/15/25	42,000	44,718
VMware, Inc., 4.50%, 5/15/25	66,000	73,693
		249,272
Specialty Retail — 1.0%
Home Depot, Inc. (The), 3.75%, 2/15/24	66,000	70,850
Ross Stores, Inc., 4.60%, 4/15/25	66,000	74,109
		144,959
Technology Hardware, Storage and Peripherals — 0.5%
Apple, Inc., 3.00%, 2/9/24	35,000	37,028
Hewlett Packard Enterprise Co., 4.90%, 10/15/25	36,000	41,027
		78,055
Trading Companies and Distributors — 0.5%
Air Lease Corp., MTN, 2.875%, 1/15/26	71,000	74,692
TOTAL CORPORATE BONDS (Cost $8,012,551)		8,009,065
U.S. TREASURY SECURITIES AND EQUIVALENTS — 40.5%
Israel Government AID Bond, 5.50%, 9/18/23	100,000	110,611
U.S. Treasury Notes, 0.125%, 6/30/22	495,000	495,214
U.S. Treasury Notes, 0.125%, 9/30/22	450,000	450,200
U.S. Treasury Notes, 2.75%, 2/15/24	350,000	371,123
U.S. Treasury Notes, 2.125%, 2/29/24	350,000	365,996
U.S. Treasury Notes, 2.375%, 2/29/24	700,000	736,258
U.S. Treasury Notes, 0.375%, 4/15/24	350,000	350,403
U.S. Treasury Notes, 0.25%, 6/15/24	400,000	398,781
U.S. Treasury Notes, 0.375%, 7/15/24	450,000	449,983
36

Avantis Short-Term Fixed Income Fund
	Principal Amount/Shares	Value
U.S. Treasury Notes, 0.375%, 8/15/24	$740,000	$739,480
U.S. Treasury Notes, 0.25%, 7/31/25	375,000	369,946
U.S. Treasury Notes, 0.375%, 11/30/25	150,000	148,190
U.S. Treasury Notes, 0.375%, 1/31/26	340,000	335,245
U.S. Treasury Notes, 1.625%, 2/15/26	360,000	374,667
U.S. Treasury Notes, 0.625%, 7/31/26	390,000	387,349
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $6,081,038)		6,083,446
U.S. GOVERNMENT AGENCY SECURITIES — 4.1%
FHLB, 2.00%, 9/9/22	75,000	76,482
FHLB, 0.375%, 9/4/25	50,000	49,496
FHLMC, 0.30%, 9/28/23	10,000	10,002
FHLMC, 0.25%, 11/6/23	200,000	200,049
FNMA, 0.25%, 5/22/23	150,000	150,243
FNMA, 0.625%, 4/22/25	50,000	50,152
Tennessee Valley Authority, 0.75%, 5/15/25	75,000	75,727
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $610,893)		612,151
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.5%
Canada — 0.5%
Export Development Canada, 1.375%, 2/24/23	50,000	50,876
Export Development Canada, 2.75%, 3/15/23	25,000	25,979
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $76,814)		76,855
TEMPORARY CASH INVESTMENTS — 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $210,493)	210,493	210,493
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $14,991,789)		14,992,010
OTHER ASSETS AND LIABILITIES — 0.1%		13,194
TOTAL NET ASSETS — 100.0%		$15,005,204

NOTES TO SCHEDULE OF INVESTMENTS
AID	-	Agency for International Development
Equivalent	-	Security whose payments are secured by the U.S. Treasury
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
MTN	-	Medium Term Note
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $120,698, which represented 0.8% of total net assets.

See Notes to Financial Statements.

37

Statements of Assets and Liabilities

AUGUST 31, 2021
	Avantis Core Fixed Income Fund	Avantis Core Municipal Fixed Income Fund
Assets
Investment securities, at value (cost of $20,060,912 and $14,998,597, respectively)	$20,195,311	$15,258,410
Receivable for investments sold	1,598,596	—
Receivable for capital shares sold	1,767	—
Receivable for variation margin on swap agreements	8	—
Interest receivable	105,532	161,999
	21,901,214	15,420,409

Liabilities
Payable for investments purchased	5,032,209	38,129
Payable for capital shares redeemed	691	—
Payable for variation margin on futures contracts	78	—
Accrued management fees	1,785	1,831
	5,034,763	39,960

Net Assets	$16,866,451	$15,380,449

Net Assets Consist of:
Capital paid in	$16,709,456	$15,120,756
Distributable earnings	156,995	259,693
	$16,866,451	$15,380,449

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Avantis Core Fixed Income Fund
Institutional Class	$13,973,210	1,385,068	$10.09
G Class	$2,893,241	286,792	$10.09
Avantis Core Municipal Fixed Income Fund
Institutional Class	$14,357,696	1,411,370	$10.17
G Class	$1,022,753	100,537	$10.17

See Notes to Financial Statements.
38

AUGUST 31, 2021
Avantis Short-Term Fixed Income Fund
Assets
Investment securities, at value (cost of $14,991,789)	$14,992,010
Interest receivable	67,383
15,059,393

Liabilities
Payable for investments purchased	52,411
Payable for capital shares redeemed	7
Accrued management fees	1,771
54,189

Net Assets	$15,005,204

Net Assets Consist of:
Capital paid in	$15,010,091
Distributable earnings	(4,887)
$15,005,204

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Avantis Short-Term Fixed Income Fund
Institutional Class	$13,914,201	1,391,896	$10.00
G Class	$1,091,003	109,139	$10.00

See Notes to Financial Statements.
39

Statements of Operations

FOR THE PERIOD ENDED AUGUST 31, 2021
	Avantis Core Fixed Income Fund(1)	Avantis Core Municipal Fixed Income Fund(1)
Investment Income (Loss)
Income:
Interest	$115,840	$81,758

Expenses:
Management fees	12,288	11,776
Trustees' fees and expenses	4	—
Other expenses	2	—
	12,294	11,776
Fees waived - G Class	(1,524)	(784)
	10,770	10,992

Net investment income (loss)	105,070	70,766

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	22,285	(120)
Futures contract transactions	(678)	—
Swap agreement transactions	739	—
	22,346	(120)

Change in net unrealized appreciation (depreciation) on:
Investments	134,399	259,813
Futures contracts	248	—
Swap agreements	933	—
	135,580	259,813

Net realized and unrealized gain (loss)	157,926	259,693

Net Increase (Decrease) in Net Assets Resulting from Operations	$262,996	$330,459
(1)February 24, 2021 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
40

FOR THE PERIOD ENDED AUGUST 31, 2021
Avantis Short-Term Fixed Income Fund(1)
Investment Income (Loss)
Income:
Interest	$43,664

Expenses:
Management fees	11,573
Fees waived - G Class	(805)
10,768

Net investment income (loss)	32,896

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(5,108)
Change in net unrealized appreciation (depreciation) on investments	221

Net realized and unrealized gain (loss)	(4,887)

Net Increase (Decrease) in Net Assets Resulting from Operations	$28,009
(1)February 24, 2021 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
41

Statements of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2021
	Avantis Core Fixed Income Fund(1)	Avantis Core Municipal Fixed Income Fund(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$105,070	$70,766
Net realized gain (loss)	22,346	(120)
Change in net unrealized appreciation (depreciation)	135,580	259,813
Net increase (decrease) in net assets resulting from operations	262,996	330,459

Distributions to Shareholders
From earnings:
Institutional Class	(91,575)	(65,321)
G Class	(14,426)	(5,445)
Decrease in net assets from distributions	(106,001)	(70,766)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	16,709,456	15,120,756

Net increase (decrease) in net assets	16,866,451	15,380,449

Net Assets
End of period	$16,866,451	$15,380,449
(1)February 24, 2021 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
42

PERIOD ENDED AUGUST 31, 2021
Avantis Short-Term Fixed Income Fund(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,896
Net realized gain (loss)	(5,108)
Change in net unrealized appreciation (depreciation)	221
Net increase (decrease) in net assets resulting from operations	28,009

Distributions to Shareholders
From earnings:
Institutional Class	(29,858)
G Class	(3,038)
Decrease in net assets from distributions	(32,896)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	15,010,091

Net increase (decrease) in net assets	15,005,204

Net Assets
End of period	$15,005,204
(1)February 24, 2021 (fund inception) through August 31, 2021.

See Notes to Financial Statements.
43

Notes to Financial Statements

AUGUST 31, 2021

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis Core Fixed Income Fund, Avantis Core Municipal Fixed Income Fund and Avantis Short-Term Fixed Income Fund (collectively, the funds) are three funds in a series issued by the trust. The investment objective for Avantis Core Fixed Income Fund and Avantis Short-Term Fixed Income Fund is to seek to maximize total return. Avantis Core Municipal Fixed Income Fund’s investment objective is to seek current income that is exempt from federal income tax. The funds offer the Institutional Class and G Class. All classes of the funds commenced sale on February 24, 2021, the funds’ inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.
If the funds determine that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the funds may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the funds to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
44

The funds monitor for significant events occurring after the close of an investment’s primary exchange but before each fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.
Forward Commitments — The funds may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The funds may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The funds will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the funds segregate assets on their books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the funds designate a sufficient amount of liquid assets, marked-to-market daily. The funds may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
45

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the funds' distributor, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 80%, 100% and 99% of the shares of the Avantis Core Fixed Income Fund, Avantis Core Municipal Fixed Income Fund and Avantis Short-Term Fixed Income Fund, respectively. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 11% of the shares of the Avantis Core Fixed Income Fund. Related parties do not invest in the funds for the purpose of exercising management or control.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the funds, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The investment advisor agreed to waive each fund's G Class management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

For the period ended August 31, 2021, the annual management fee for the Institutional Class and the effective annual management fee before and after waiver for G Class for each fund are as follows:

		Effective Annual Management Fee
	Institutional Class	G Class Before Waiver	G Class After Waiver
Avantis Core Fixed Income Fund	0.15%	0.15%	0.00%
Avantis Core Municipal Fixed Income Fund	0.15%	0.15%	0.00%
Avantis Short-Term Fixed Income Fund	0.15%	0.15%	0.00%

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period February 24, 2021 (fund inception) through August 31, 2021 were as follows:

	Avantis Core Fixed Income Fund	Avantis Core Municipal Fixed Income Fund	Avantis Short-Term Fixed Income Fund
Purchases of U.S. Treasury and Government Agency obligations	$26,405,820	—	$9,858,667
Purchases of other investment securities	$10,790,533	$15,485,782	$9,136,670
Total Purchases	$37,196,353	$15,485,782	$18,995,337
Sales of U.S. Treasury and Government Agency obligations	$18,537,955	—	$3,129,777
Sales of other investment securities	$274,244	$305,109	$967,295
Total Sales	$18,812,199	$305,109	$4,097,072

46

5. Capital Share Transactions

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

	Period ended August 31, 2021(1)
	Shares	Amount
Avantis Core Fixed Income Fund
Institutional Class
Sold	1,551,182	$15,497,766
Issued in reinvestment of distributions	9,172	91,575
Redeemed	(175,286)	(1,740,476)
	1,385,068	13,848,865
G Class
Sold	302,966	3,022,315
Issued in reinvestment of distributions	1,441	14,426
Redeemed	(17,615)	(176,150)
	286,792	2,860,591
Net increase (decrease)	1,671,860	$16,709,456

Avantis Core Municipal Fixed Income Fund
Institutional Class
Sold	1,404,925	$14,049,990
Issued in reinvestment of distributions	6,445	65,321
	1,411,370	14,115,311
G Class
Sold	100,000	1,000,000
Issued in reinvestment of distributions	537	5,445
	100,537	1,005,445
Net increase (decrease)	1,511,907	$15,120,756

Avantis Short-Term Fixed Income Fund
Institutional Class
Sold	1,421,448	$14,214,166
Issued in reinvestment of distributions	2,990	29,858
Redeemed	(32,542)	(325,176)
	1,391,896	13,918,848
G Class
Sold	109,983	1,099,661
Issued in reinvestment of distributions	304	3,038
Redeemed	(1,148)	(11,456)
	109,139	1,091,243
Net increase (decrease)	1,501,035	$15,010,091

(1)February 24, 2021 (fund inception) through August 31, 2021.

47

6. Fair Value Measurements

The funds’ investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedules of Investments provide additional information on the funds’ portfolio holdings.
Avantis Core Fixed Income Fund

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$10,500,685	—
U.S. Treasury Securities and Equivalents	—	5,294,167	—
U.S. Government Agency Mortgage-Backed Securities	—	3,356,430	—
Commercial Paper	—	449,997	—
U.S. Government Agency Securities	—	300,960	—
Sovereign Governments and Agencies	—	52,747	—
Temporary Cash Investments	$240,325	—	—
	$240,325	$19,954,986	—
Other Financial Instruments
Futures Contracts	$248	—	—
Swap Agreements	—	$8,911	—
	$248	$8,911	—

Avantis Core Municipal Fixed Income Fund

	Level 1	Level 2	Level 3
Assets
Investment Securities
Municipal Securities	—	$15,233,637	—
Temporary Cash Investments	$24,773	—	—
	$24,773	$15,233,637	—

48

Avantis Short-Term Fixed Income Fund

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$8,009,065	—
U.S. Treasury Securities and Equivalents	—	6,083,446	—
U.S. Government Agency Securities	—	612,151	—
Sovereign Governments and Agencies	—	76,855	—
Temporary Cash Investments	$210,493	—	—
	$210,493	$14,781,517	—

7. Derivative Instruments

Credit Risk — The funds are subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.
The fund's average notional amount to credit risk derivative instruments held during the period was as follows:

Avantis Core Fixed Income Fund	$357,143

Interest Rate Risk — The funds are subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities.
The fund's average notional exposure to interest rate risk derivative instruments held during the period was as follows:

Futures Contracts Purchased
Avantis Core Fixed Income Fund	$133,453

49

Value of Derivative Instruments as of August 31, 2021

	Asset Derivatives		Liability Derivatives
Fund / Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Avantis Core Fixed Income Fund
Credit Risk	Receivable for variation margin on swap agreements*	$8	Payable for variation margin on swap agreements*	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$78
		$8		$78
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the period February 24, 2021 (fund inception) through August 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund / Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Avantis Core Fixed Income Fund
Credit Risk	Net realized gain (loss) on swap agreement transactions	$739	Change in net unrealized appreciation (depreciation) on swap agreements	$933
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(678)	Change in net unrealized appreciation (depreciation) on futures contracts	248
		$61		$1,181

8. Risk Factors

The value of the funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the funds’ investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the funds.
A fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
9. Federal Tax Information

The tax character of distributions paid during the period February 24, 2021 (fund inception) through August 31, 2021 were as follows:

	2021
	Distributions Paid From:
	Exempt Income	Ordinary Income	Long-term Capital Gains
Avantis Core Fixed Income Fund	—	$106,001	—
Avantis Core Municipal Fixed Income Fund	$70,766	—	—
Avantis Short-Term Fixed Income Fund	—	$32,896	—

50

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Avantis Core Fixed Income Fund	Avantis Core Municipal Fixed Income Fund	Avantis Short-Term Fixed Income Fund
Federal tax cost of investments	$20,061,603	$14,999,219	$14,991,789
Gross tax appreciation of investments	$144,847	$259,285	$12,632
Gross tax depreciation of investments	(11,139)	(94)	(12,411)
Net tax appreciation (depreciation) of investments	133,708	259,191	221
Net tax appreciation (depreciation) on derivatives	283	—	—
Net tax appreciation (depreciation)	$133,991	$259,191	$221
Undistributed ordinary income	$23,004	$502	—
Accumulated short-term capital losses	—	—	$(5,108)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes for Avantis Short-Term Fixed Income Fund.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
51

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis Core Fixed Income Fund
Institutional Class
2021(3)	$10.00	0.06	0.10	0.16	(0.07)	$10.09	1.56%	0.15%(4)	0.15%(4)	1.26%(4)	1.26%(4)	113%	$13,973
G Class
2021(3)	$10.00	0.07	0.09	0.16	(0.07)	$10.09	1.64%	0.00%(4)(5)	0.15%(4)	1.41%(4)	1.26%(4)	113%	$2,893

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)February 24, 2021 (fund inception) through August 31, 2021.
(4)Annualized.
(5)Ratio was less than 0.005%.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis Core Municipal Fixed Income Fund
Institutional Class
2021(3)	$10.00	0.05	0.17	0.22	(0.05)	$10.17	2.17%	0.15%(4)	0.15%(4)	0.89%(4)	0.89%(4)	2%	$14,358
G Class
2021(3)	$10.00	0.05	0.17	0.22	(0.05)	$10.17	2.25%	0.00%(4)	0.15%(4)	1.04%(4)	0.89%(4)	2%	$1,023

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)February 24, 2021 (fund inception) through August 31, 2021.
(4)Annualized.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Avantis Short-Term Fixed Income Fund
Institutional Class
2021(3)	$10.00	0.02	—(4)	0.02	(0.02)	$10.00	0.21%	0.15%(5)	0.15%(5)	0.42%(5)	0.42%(5)	29%	$13,914
G Class
2021(3)	$10.00	0.03	—(4)	0.03	(0.03)	$10.00	0.29%	0.00%(5)	0.15%(5)	0.57%(5)	0.42%(5)	29%	$1,091

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)February 24, 2021 (fund inception) through August 31, 2021.
(4)Per-share amount was less than $0.005.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Avantis® Core Fixed Income Fund, Avantis® Core Municipal Fixed Income Fund, and Avantis® Short-Term Fixed Income Fund (the “Funds”), three of the funds constituting the American Century ETF Trust, as of August 31, 2021, the related statements of operations, the statements of changes in net assets and the financial highlights for the period from February 24, 2021 (fund inception) through August 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting American Century ETF Trust as of August 31, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for the period from February 24, 2021 (fund inception) through August 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 18, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
55

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	31	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	69	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	31	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	103	None
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-6488.
56

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Cleo Chang and Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management,The Bank of New York Mellon (2014 to 2021)
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

57

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds' investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The funds' Form N-PORT reports are available on the SEC’s website at sec.gov.

58

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

Avantis Core Municipal Fixed Income Fund designates $70,766 as exempt interest dividends for the fiscal year ended August 31, 2021.

For nonresident alien shareholders, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions as qualified interest income for the fiscal year ended August 31, 2021.

Avantis Core Fixed Income Fund	Avantis Core Municipal Fixed Income Fund	Avantis Short-Term Fixed Income Fund
$94,804	—	$26,591

59

Notes
60

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96960 2110

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 13(a)(1) to American Century ETF Trust’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-23305, on October 25, 2018, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Barry A. Mendelson, Ronald J. Gilson, Reginald M. Browne and Stephen E. Yates are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2020: $307,330
FY 2021: $582,975

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2020: $0 FY 2021: $0
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0 FY 2021: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2020: $0 FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0 FY 2021: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2020: $0
FY 2021: $2,832,126

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are Barry A. Mendelson, Ronald J. Gilson, Stephen E. Yates and Reginald Browne.

(b) Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 13(a)(1) to American Century ETF Trust’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on File No. 811-23305, on October 25, 2018.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century ETF Trust

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	October 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	October 27, 2021

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and Chief Financial Officer
(principal financial officer)

Date:	October 27, 2021